UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

840 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

John P. Hardaway

Treasurer and Principal Financial Officer

PIMCO Funds

840 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 927-4648

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant has filed this Certified Shareholder Report on Form N-CSR in four (4) separate submissions due to file size limitations on EDGAR submissions. The initial submission of the Certified Shareholder Report on Form N-CSR (accession #0001193125-11-160982, 0001193125-11-161010 and 0001193125-11-161050) provides the information required by Item 1 with respect to certain reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). This submission provides the information required by Item 1 with respect to the remaining reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1) that were not included in the Registrant’s initial submission. Apart from Item 1, this submission is identical in all material respects to the initial submission.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under the previously filed companion submission on Form N-CSR:

•	PIMCO Funds—Bond Funds—Institutional, M, P, Administrative and D Classes

•	PIMCO Funds—Credit Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Inflation-Protected Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Strategic Markets Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—International Bond Funds—Institutional, P, Administrative and D Classes

•	PIMCO Funds—Municipal Bond Funds—Institutional, P, Administrative, D, A, B, and C Classes

•	PIMCO Funds—Bond Funds—A, B, C and R Classes

•	PIMCO Funds—PIMCO Real Return Fund—A, B, C and R Classes

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation, Real Return Strategy & Equity-Related Funds—A, B, C and R Classes

•	PIMCO Funds—Total Return Funds—Institutional, P, Administrative, D, A, B, C and R Classes

•	PIMCO Funds—RealRetirement® Funds—Institutional, Administrative, A, C, D and R Classes

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

Annual Report

March 31, 2011

Strategic Markets Bond Funds

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

PIMCO Fundamental Advantage Total Return Strategy Fund

PIMCO Fundamental IndexPLUS™ TR Fund

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

PIMCO RealEstateRealReturn Strategy Fund

PIMCO Small Cap StocksPLUS® TR Fund

PIMCO StocksPLUS® Fund

PIMCO StocksPLUS® Total Return Fund

PIMCO StocksPLUS® TR Short Strategy Fund

PIMCO CommoditiesPLUS™ Short Strategy Fund

PIMCO CommoditiesPLUS™ Strategy Fund

PIMCO CommodityRealReturn Strategy Fund®

PIMCO Global Multi-Asset Fund

Share Classes

■	A
■	B
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		36
Consolidated Statements of Assets and Liabilities		38
Statements of Operations		39
Consolidated Statements of Operations		41
Statements of Changes in Net Assets		42
Consolidated Statements of Changes in Net Assets		45
Statement of Cash Flows		46
Notes to Financial Statements		190
Report of Independent Registered Public Accounting Firm		209
Glossary		210
Federal Income Tax Information		211
Management of the Trust		212
Privacy Policy		214

FUND	Fund Summary	Schedule of Investments

PIMCO All Asset Fund	6	47
PIMCO All Asset All Authority Fund	7	49
PIMCO Fundamental Advantage Total Return Strategy Fund	8	51
PIMCO Fundamental IndexPLUS™ TR Fund	9	65
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	10	76
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	11	87
PIMCO RealEstateRealReturn Strategy Fund	12	95
PIMCO Small Cap StocksPLUS® TR Fund	13	104
PIMCO StocksPLUS® Fund	14	115
PIMCO StocksPLUS® Total Return Fund	15	125
PIMCO StocksPLUS® TR Short Strategy Fund	16	137
PIMCO CommoditiesPLUS™ Short Strategy Fund	17	151
PIMCO CommoditiesPLUS™ Strategy Fund	18	155
PIMCO CommodityRealReturn Strategy Fund®	19	165
PIMCO Global Multi-Asset Fund	20	181

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package – as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■	Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued

2	PIMCO Funds	Strategic Markets Bond Funds

to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of those risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, commodity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, California state-specific risk, New York statespecific risk, municipal project specific risk, short sale risk, tax risk, subsidiary risk, allocation risk and underlying PIMCO fund risks. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leverage risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be enhanced when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower rated bonds generally involve a greater risk to principal than higher-rated bonds. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

The PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Multi-Asset Funds (“PIMCO Fund of Funds”) may invest their respective assets in Underlying PIMCO Funds. The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in this Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes, which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities. The PIMCO StocksPLUS® TR Short Strategy Fund will generally realize gains only when the price of the S&P 500 Index is declining.

The inception date on each Fund’s performance page is the inception date of the Fund’s oldest share class or classes. Unless otherwise indicated, the actual share class (A, B, C or R) is the Fund’s oldest share class. The oldest share class for the following Funds is the Institutional share class, and class A, B and C shares were first offered in (month/year): PIMCO StocksPLUS® Fund (1/97), PIMCO CommodityRealReturn Strategy Fund® (11/02), PIMCO All Asset Fund (4/03), PIMCO StocksPLUS® Total Return Fund (7/03), PIMCO All Asset All Authority Fund (A and C shares 7/05), PIMCO Small Cap StocksPLUS® TR Fund (A and C shares 7/06), PIMCO StocksPLUS® TR Short Strategy Fund (A and C shares 7/06), PIMCO Fundamental Advantage Total Return Strategy Fund (A and C shares 7/08) and PIMCO CommoditiesPLUS™ Short Strategy Fund (A and C shares 9/10). The R shares for each Fund were first offered in (12/02), except PIMCO All Asset Fund (1/06), PIMCO Global Multi-Asset Fund (1/09), PIMCO CommodityRealReturn Strategy Fund® (3/10) and PIMCO CommoditiesPLUSTM Strategy Fund (5/10). Returns measure performance from the inception of the oldest share class to the present, so some returns predate the inception of the actual share class. Those returns are calculated by adjusting the returns of the oldest share class to reflect the indicated share class’s different charges and expenses. Total return performance assumes that all dividend and capital gain distributions were reinvested on the payable date. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge (“CDSC”) which declines from either 3.5% in the first year to 0% at the end of the fifth year or 5% in the first year to 0% at the end of the sixth year, depending on the fund and when the shares were purchased. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

4	PIMCO Funds	Strategic Markets Bond Funds

The Cumulative Returns charts assume the initial investment of $10,000 was made at the end of the month that the oldest share class of the Fund commenced operations. The charts and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any contingent deferred sales charge that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Each Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund Classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 426-0107, on the PIMCO Investments LLC’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (800) 426-0107 and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, from October 1, 2010 to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary from period to period because of various factors such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2011	5

PIMCO All Asset Fund

Class A - PASAX	Class B - PASBX
Class C - PASCX	Class R - PATRX

Cumulative Returns Through March 31, 2011

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	13.5%
PIMCO Income Fund	9.8%
PIMCO Real Return Asset Fund	8.1%
PIMCO EM Fundamental Index PLUS™ TR Strategy Fund	7.1%
PIMCO Floating Income Fund	6.6%
PIMCO High Yield Fund	5.7%
PIMCO Unconstrained Bond Fund	5.2%
PIMCO CommodityRealReturn Strategy Fund®	5.2%
PIMCO CommoditiesPLUS™ Strategy Fund	5.1%
Other	33.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Class A	13.64%	6.32%	8.63%
PIMCO All Asset Fund Class A (adjusted)	9.38%	5.51%	8.15%
PIMCO All Asset Fund Class B	12.79%	5.53%	7.88%
PIMCO All Asset Fund Class B (adjusted)	9.29%	5.45%	7.88%
PIMCO All Asset Fund Class C	12.82%	5.52%	7.81%
PIMCO All Asset Fund Class C (adjusted)	11.82%	5.52%	7.81%
PIMCO All Asset Fund Class R	13.33%	6.01%	8.32%
Barclays Capital U.S. TIPS: 1-10 Year Index	6.78%	6.17%	5.89%
Consumer Price Index + 500 Basis Points	7.92%	7.49%	7.75%
Lipper Flexible Portfolio Funds Average	12.50%	3.80%	7.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.485% for Class A shares, 2.235% for Class B shares, 2.235% for Class C shares, and 1.785% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,042.22	$1,038.00	$1,038.15	$1,040.72	$1,021.19	$1,017.45	$1,017.45	$1,019.75
Expenses Paid During Period†	$3.82	$7.62	$7.62	$5.29	$3.78	$7.54	$7.54	$5.24

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.745% for Class A, 1.485% for Class B, 1.495% for Class C, and 1.045% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Underlying PIMCO Funds, which based upon allocation of the Fund’s assets among the Underlying PIMCO Funds are indirectly borne by the shareholders of the Fund. The Underlying PIMCO Fund expenses attributable to management fees are currently capped at 0.64% of the total assets invested in Underlying PIMCO Funds. The annualized expense ratios reflect net annualized expenses after application of an expense waiver for 0.08%. Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class B, Class C and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $3.28, $7.09, $7.09 and $4.81 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $3.25, $7.02, $7.02 and $4.76 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset All Authority Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds, as well as in funds of the PIMCO Equity Series).

»

An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»	Exposure to beta-neutral, alpha oriented strategies, via the PIMCO Unconstrained Bond Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS™ Strategy Fund, added to returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»	Exposure to emerging market currencies, achieved through the PIMCO Developing Local Markets Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

Modest exposure to equity strategies, achieved primarily through the PIMCO EM Fundamental IndexPLUS™ TR Strategy, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund added to returns. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index, with actively managed fixed income collateral, posted positive returns for the period.

6	PIMCO Funds	Strategic Markets Bond Funds

PIMCO All Asset All Authority Fund

Class A - PAUAX	Class C - PAUCX

Cumulative Returns Through March 31, 2011

PIMCO Funds Allocation‡

PIMCO Fundamental Advantage Total Return Strategy Fund	11.4%
PIMCO StocksPLUS® TR Short Strategy Fund	8.9%
PIMCO High Yield Fund	7.1%
PIMCO Income Fund	6.9%
PIMCO Real Return Asset Fund	6.2%
PIMCO Unconstrained Bond Fund	6.0%
PIMCO Developing Local Markets Fund	5.8%
PIMCO CommoditiesPLUS™ Strategy Fund	5.7%
PIMCO CommodityRealReturn Strategy Fund®	5.6%
PIMCO Floating Income Fund	5.3%
Other	31.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Class A	10.92%	7.04%	7.53%
PIMCO All Asset All Authority Fund Class A (adjusted)	4.82%	6.23%	6.98%
PIMCO All Asset All Authority Fund Class C	10.11%	6.24%	6.72%
PIMCO All Asset All Authority Fund Class C (adjusted)	9.11%	6.24%	6.72%
S&P 500 Index	15.64%	2.62%	5.28%
Consumer Price Index + 650 Basis Points	9.54%	9.10%	9.43%
Lipper Flexible Portfolio Funds Average	12.50%	3.80%	6.22%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.77% and 2.52% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,015.67	$1,011.50	$1,019.05	$1,015.31
Expenses Paid During Period†	$5.93	$9.68	$5.94	$9.70

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.18% for Class A and 1.93% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.15% for Class A and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $5.18 and $8.93 for Class A and Class C shares, respectively, based on upon the Fund’s actual performance, and $5.19 and $8.95 for Class A and Class C shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class, or as applicable, Class M shares of the Underlying PIMCO Funds (i.e., any of the PIMCO Funds, except the PIMCO All Asset Fund, PIMCO Global Multi-Asset Fund, and the PIMCO RealRetirement® Funds, as well as in funds of the PIMCO Equity Series).

»

An allocation to long maturity U.S. Treasury Inflation-Protected Securities (“TIPS”), primarily through the PIMCO Real Return Asset Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»	Exposure to beta-neutral, alpha oriented strategies, via the PIMCO Unconstrained Bond Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

Commodities exposure, achieved through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO CommoditiesPLUS™ Strategy Fund, added to returns as these Underlying PIMCO Funds posted positive returns for the reporting period.

»	Exposure to emerging market currencies, achieved through the PIMCO Developing Local Markets Fund, added to returns as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

Holdings in the PIMCO Fundamental Advantage Total Return Strategy Fund added to returns. This Underlying PIMCO Fund, which combines long equity exposure via the Enhanced RAFI® 1000 Index and short equity exposure via the S&P 500 Index, with actively managed fixed income collateral, posted positive returns for the period.

»	An allocation to the PIMCO StocksPLUS® TR Short Strategy Fund was a significant detractor from returns as this Underlying PIMCO Fund posted negative returns for the reporting period.

Annual Report	March 31, 2011	7

PIMCO Fundamental Advantage Total Return Strategy Fund

Class A - PTFAX	Class C - PTRCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	33.1%
Short-Term Instruments	29.7%
U.S. Government Agencies	14.0%
Sovereign Issues	5.8%
Mortgage-Backed Securities	4.6%
Other	12.8%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Total Return Strategy Fund Class A	7.29%	8.85%
PIMCO Fundamental Advantage Total Return Strategy Fund Class A (adjusted)	3.27%	7.51%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C	6.33%	8.31%
PIMCO Fundamental Advantage Total Return Strategy Fund Class C (adjusted)	5.38%	8.31%
3 Month USD LIBOR Index	0.35%	1.31%
Lipper Equity Market Neutral Funds Average	2.35%	-0.37%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.30% and 2.06% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,009.83	$1,005.99	$1,018.50	$1,014.76
Expenses Paid During Period†	$6.46	$10.20	$6.49	$10.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.29% for Class A and 2.04% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Fundamental Advantage Total Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index, backed by a diversified portfolio of short and intermediate maturity fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index.

»	The Fund’s long-short domestic equity exposure added to returns as the Enhanced RAFI® 1000 outperformed the S&P 500 Index over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S. over the reporting period.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

8	PIMCO Funds	Strategic Markets Bond Funds

PIMCO Fundamental IndexPLUS™ TR Fund

Class A - PIXAX	Class C - PIXCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	32.3%
Short-Term Instruments	28.1%
U.S. Government Agencies	19.9%
Mortgage-Backed Securities	7.5%
Municipal Bonds & Notes	3.1%
Other	9.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS™ TR Fund Class A	24.77%	8.19%	8.38%
PIMCO Fundamental IndexPLUS™ TR Fund Class A (adjusted)	20.09%	7.36%	7.66%
PIMCO Fundamental IndexPLUS™ TR Fund Class C	23.86%	7.41%	7.63%
PIMCO Fundamental IndexPLUS™ TR Fund Class C (adjusted)	22.90%	7.41%	7.63%
FTSE RAFI® US 1000 Index	16.95%	4.92%	6.09%
S&P 500 Index	15.64%	2.62%	4.02%
Lipper Specialty Diversified Equity Funds Average	9.56%	2.14%	2.28%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. The Fund’s total annual operating expense ratios are 1.32% and 2.07% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as supplemented to date.

The FTSE Research Affiliates Fundamental Indexes (“RAFI”) are calculated by FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”). All rights and interests in the FTSE RAFI indexes vest in FTSE. All rights in and to the RA fundamental weighting methodology used in the calculation of the FTSE RAFI indexes vest in RA. “FTSE” is a trademark of the London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license. “Research Affiliates”, “Fundamental Index” and “RAFI” are trademarks of RA. Except to the extent disallowed by applicable law, neither FTSE nor RA shall be liable (including in negligence) for any loss arising out of use of the FTSE Research Affiliates Fundamental Indexes by any person.

The FTSE RAFI® 1000 Index is based on the patented intellectual property of Research Affiliates, LLC; US Patent No. 7,792,719.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,193.25	$1,189.89	$1,018.95	$1,015.21
Expenses Paid During Period†	$6.56	$10.65	$6.04	$9.80

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.20% for Class A and 1.95% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS™ TR Fund seeks total return which exceeds that of the FTSE RAFI® 1000 Index (the “Index”), by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index, backed by a portfolio of short and intermediate maturity fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index.

»	The Fund’s exposure to U.S. equity markets through equity index derivatives enhanced absolute performance as the Enhanced RAFI® 1000 returned 17.25% over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

Annual Report	March 31, 2011	9

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Class A - PPUAX	Class C - PPUCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	44.2%
Corporate Bonds & Notes	31.9%
U.S. Government Agencies	6.6%
Mortgage-Backed Securities	5.4%
Asset-Backed Securities	3.4%
Other	8.5%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (11/30/06)
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A	15.49%	2.77%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class A (adjusted)	11.11%	1.87%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C	14.70%	2.00%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) Class C (adjusted)	13.70%	2.00%
MSCI EAFE Net Dividend Index (USD Unhedged)	10.42%	-1.11%
Lipper International Multi-Cap Core Funds Average	12.42%	-0.33%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.05% and 1.80% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,105.84	$1,100.86	$1,019.75	$1,016.01
Expenses Paid During Period†	$5.46	$9.38	$5.24	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to developed international equity markets through equity index derivatives enhanced absolute performance as the MSCI EAFE Net Dividend Index (USD Unhedged) returned 10.42% over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S. over the reporting period.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

10	PIMCO Funds	Strategic Markets Bond Funds

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

Class A - PIPAX	Class C - PIPCX
Class B - PIPBX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	29.9%
Corporate Bonds & Notes	29.4%
U.S. Government Agencies	17.8%
Mortgage-Backed Securities	10.6%
Sovereign Issues	4.7%
Other	7.6%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A	8.23%	3.27%	8.95%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class A (adjusted)	4.17%	2.10%	8.13%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B	7.59%	2.54%	8.18%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class B (adjusted)	3.68%	2.34%	8.18%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C	7.56%	2.55%	8.20%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) Class C (adjusted)	6.78%	2.55%	8.20%
MSCI EAFE Net Dividend Hedged USD Index	2.28%	-1.48%	5.85%	*
Lipper International Multi-Cap Core Funds Average	12.42%	1.70%	8.40%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.29% for Class A shares and 2.06% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,058.94	$1,056.34	$1,056.30	$1,019.15	$1,015.41	$1,015.41
Expenses Paid During Period†	$5.95	$9.79	$9.79	$5.84	$9.60	$9.60

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.16% for Class A, 1.91% for Class B, and 1.91% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) seeks total return which exceeds that of its benchmark index, consistent with prudent investment management, by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»

The Fund’s exposure to developed international equity markets through equity index derivatives enhanced absolute performance as the MSCI EAFE Net Dividend Index (USD Hedged) returned 2.28% over the reporting period.

»

Hedging the non-U.S. dollar currency exposure in the equity index derivatives back to the U.S. dollar detracted from returns as the U.S. dollar depreciated against most developed non-U.S. currencies over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S. over the reporting period.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

Annual Report	March 31, 2011	11

PIMCO RealEstateRealReturn Strategy Fund

Class A - PETAX	Class C - PETCX
Class B - PETBX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	63.7%
Corporate Bonds & Notes	15.7%
Short-Term Instruments	8.8%
Mortgage-Backed Securities	3.4%
Sovereign Issues	3.3%
Other	5.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (10/30/03)
PIMCO RealEstateRealReturn Strategy Fund Class A	35.83%	4.04%	12.24%
PIMCO RealEstateRealReturn Strategy Fund Class A (adjusted)	28.36%	2.87%	11.39%
PIMCO RealEstateRealReturn Strategy Fund Class B	34.52%	3.23%	11.36%
PIMCO RealEstateRealReturn Strategy Fund Class B (adjusted)	29.52%	3.05%	11.36%
PIMCO RealEstateRealReturn Strategy Fund Class C	34.68%	3.25%	11.37%
PIMCO RealEstateRealReturn Strategy Fund Class C (adjusted)	33.68%	3.25%	11.37%
Dow Jones U.S. Select REIT Total Return Index	24.44%	0.61%	9.43%	*
Lipper Real Estate Funds Average	23.74%	0.53%	8.69%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2003.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.28% for Class A shares, 2.06% for Class B shares, and 2.04% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,140.22	$1,135.49	$1,136.33	$1,018.90	$1,015.16	$1,015.16
Expenses Paid During Period†	$6.46	$10.44	$10.44	$6.09	$9.85	$9.85

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.21% for Class A, 1.96% for Class B, and 1.96% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B and Class C shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $6.19, $10.17 and $10.17 for Class A, Class B and Class C shares, respectively, based on upon the Fund’s actual performance, and $5.84, $9.60 and $9.60 for Class A, Class B and Class C shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO RealEstateRealReturn Strategy Fund seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes.

»

The portfolio’s construction, which uses primarily U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral, benefited performance as U.S. TIPS outperformed the one-month LIBOR financing rate that is assumed in the real estate investment trust (“REIT”) index-linked derivatives.

»	An emphasis on nominal duration (or sensitivity to changes in market interest rates) relative to U.S. TIPS duration detracted from returns as breakeven inflation levels widened.

»	Exposure to Australian real duration contributed to performance as the ten-year Australian real yield declined.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates decreased.

»	Exposure to a basket of currencies, including select emerging markets currencies and the Australian dollar, added to returns as these currencies appreciated versus the U.S. dollar.

»	Exposure to corporate securities benefited performance as corporate spreads over U.S. Treasuries decreased.

12	PIMCO Funds	Strategic Markets Bond Funds

PIMCO Small Cap StocksPLUS® TR Fund

Class A - PCKAX	Class C - PCKCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	48.9%
Corporate Bonds & Notes	27.8%
U.S. Government Agencies	9.9%
Asset-Backed Securities	3.5%
Mortgage-Backed Securities	3.2%
Other	6.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (03/31/06)
PIMCO Small Cap StocksPLUS® TR Fund Class A	35.30%	9.51%	9.51%
PIMCO Small Cap StocksPLUS® TR Fund Class A (adjusted)	30.23%	8.68%	8.68%
PIMCO Small Cap StocksPLUS® TR Fund Class C	34.24%	8.61%	8.61%
PIMCO Small Cap StocksPLUS® TR Fund Class C (adjusted)	33.24%	8.61%	8.61%
Russell 2000® Index	25.79%	3.35%	3.34%
Lipper Specialty Diversified Equity Funds Average	9.56%	2.14%	2.14%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.16% and 1.94% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,252.97	$1,248.16	$1,019.30	$1,015.56
Expenses Paid During Period†	$6.35	$10.54	$5.69	$9.45

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.13% for Class A and 1.88% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Small Cap StocksPLUS® TR Fund seeks total return which exceeds that of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of fixed-income instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets through equity index derivatives enhanced absolute performance as the Russell 2000® Index returned 25.79% over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S. over the reporting period.

»

An allocation to investment grade corporate bonds, with a focus on the financial sector, was beneficial to performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

Annual Report	March 31, 2011	13

PIMCO StocksPLUS® Fund

Class A - PSPAX	Class B - PSPBX
Class C - PSPCX	Class R - PSPRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	49.0%
Corporate Bonds & Notes	25.4%
U.S. Government Agencies	14.6%
Mortgage-Backed Securities	4.4%
Asset-Backed Securities	3.8%
Other	2.8%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (05/13/93)
PIMCO StocksPLUS® Fund Class A	18.13%	2.49%	3.16%	8.40%
PIMCO StocksPLUS® Fund Class A (adjusted)	13.70%	1.87%	2.85%	8.22%
PIMCO StocksPLUS® Fund Class B	17.20%	1.71%	2.64%	8.09%
PIMCO StocksPLUS® Fund Class B (adjusted)	12.20%	1.39%	2.64%	8.09%
PIMCO StocksPLUS® Fund Class C	17.65%	2.01%	2.66%	7.87%
PIMCO StocksPLUS® Fund Class C (adjusted)	16.65%	2.01%	2.66%	7.87%
PIMCO StocksPLUS® Fund Class R	17.79%	2.24%	2.95%	8.17%
S&P 500 Index	15.64%	2.62%	3.29%	8.42%	*
Lipper Large-Cap Core Funds Average	13.44%	2.17%	3.08%	7.80%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1993.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 5% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.94% for Class A shares, 1.69% for Class B shares, 1.44% for Class C shares, and 1.19% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,185.94	$1,179.87	$1,182.35	$1,183.89	$1,020.44	$1,016.70	$1,017.95	$1,019.20
Expenses Paid During Period†	$4.90	$8.97	$7.62	$6.26	$4.53	$8.30	$7.04	$5.79

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (0.90% for Class A, 1.65% for Class B, 1.40% for Class C, and 1.15% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets through equity index derivatives enhanced absolute performance as the S&P 500 Index returned 15.65% over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar, enhanced performance.

14	PIMCO Funds	Strategic Markets Bond Funds

PIMCO StocksPLUS® Total Return Fund

Class A - PTOAX	Class B - PTOBX
Class C - PSOCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	34.9%
Corporate Bonds & Notes	31.0%
U.S. Government Agencies	14.0%
Mortgage-Backed Securities	5.0%
Asset-Backed Securities	4.2%
Other	10.9%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO StocksPLUS® Total Return Fund Class A	22.59%	4.92%	7.51%
PIMCO StocksPLUS® Total Return Fund Class A (adjusted)	17.99%	4.13%	7.04%
PIMCO StocksPLUS® Total Return Fund Class B	21.47%	4.13%	6.77%
PIMCO StocksPLUS® Total Return Fund Class B (adjusted)	17.97%	4.07%	6.77%
PIMCO StocksPLUS® Total Return Fund Class C	21.59%	4.15%	6.69%
PIMCO StocksPLUS® Total Return Fund Class C (adjusted)	20.59%	4.15%	6.69%
S&P 500 Index	15.64%	2.62%	5.46%	*
Lipper Large-Cap Core Funds Average	13.44%	2.17%	5.07%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.09% for Class A shares and 1.84% for Class B and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class B	Class C	Class A	Class B	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,168.88	$1,162.66	$1,163.41	$1,019.75	$1,016.01	$1,016.01
Expenses Paid During Period†	$5.62	$9.65	$9.65	$5.24	$9.00	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A, 1.79% for Class B, and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® Total Return Fund seeks total return which exceeds that of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of fixed-income instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to U.S. equity markets through equity index derivatives enhanced absolute performance as the S&P 500 Index returned 15.65% over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S. over the reporting period.

»	An allocation to investment grade corporate bonds, with a focus on the financial sector, benefited performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

Annual Report	March 31, 2011	15

PIMCO StocksPLUS® TR Short Strategy Fund

Class A - PSSAX	Class C - PSSCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Corporate Bonds & Notes	37.6%
Short-Term Instruments	21.7%
U.S. Government Agencies	14.1%
Mortgage-Backed Securities	6.6%
Sovereign Issues	6.5%
U.S. Treasury Obligations	5.6%
Other	7.9%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (07/23/03)
PIMCO StocksPLUS® TR Short Strategy Fund Class A	-10.49%	2.29%	1.07%
PIMCO StocksPLUS® TR Short Strategy Fund Class A (adjusted)	-13.85%	1.51%	0.57%
PIMCO StocksPLUS® TR Short Strategy Fund Class C	-11.30%	1.48%	0.29%
PIMCO StocksPLUS® TR Short Strategy Fund Class C (adjusted)	-12.18%	1.48%	0.29%
S&P 500 Index	15.64%	2.62%	5.98%	*
Inverse of S&P 500 Index	-16.25%	-5.60%	-7.80%	*
Lipper Dedicated Short-Bias Fund Average	-30.66%	-13.48%	-13.57%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2003.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.04% and 1.79% for Class A and Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

The performance of this Fund relative to its benchmark since inception is influenced by the Fund’s use of investment strategies that attempt to profit from pricing inefficiencies in the various markets in which the Fund may invest. The strategies were employed shortly after the inception of the Fund and have not been employed in the last several years. Specifically, market conditions had temporarily allowed the Fund to simultaneously purchase and sell equivalent stock index futures contracts in two markets to benefit from a discrepancy in their prices. There can be no assurance nor is there any expectation that the Fund will be able to implement these or similar strategies in the future. Past performance is no guarantee of future results, and the Fund’s performance since inception should not be expected to continue in the future.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$846.96	$842.91	$1,019.75	$1,016.01
Expenses Paid During Period†	$4.79	$8.22	$5.24	$9.00

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.04% for Class A and 1.79% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO StocksPLUS® TR Short Strategy Fund seeks total return through the implementation of short investment positions on the S&P 500 Index (the “Index”) by investing primarily in short positions with respect to the Index or specific Index securities, backed by a portfolio of fixed-income instruments, such that the Fund’s net asset value may vary inversely to the value of the Index on a daily basis, subject to certain limitations as summarized in the Fund’s prospectus. The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest, without limitation, in such instruments.

»	The Fund’s short exposure to U.S. equity markets through equity index derivatives significantly detracted from absolute performance as the Index returned 15.65% over the reporting period.

»	Exposure to Brazilian money market instruments detracted from performance due to an increase in local interest rates over the reporting period.

»

Within the fixed income portfolio backing the equity derivatives, a positive duration (or sensitivity to changes in market interest rates) added to returns due to a decline in the overall level of interest rates in the U.S.

»

An allocation to investment grade corporate bonds, with a focus on the financial sector, was beneficial to performance as these securities outperformed like-duration U.S. Treasuries over the reporting period.

»	Holdings of Agency mortgage-backed securities (“MBS”), which outperformed like-duration U.S. Treasuries over the reporting period, added to returns.

»	Exposure to non-Agency MBS contributed to absolute performance as these holdings generally experienced price appreciation over the reporting period.

»	Long exposure to the Brazilian real, which strengthened against the U.S. dollar over the reporting period, enhanced performance.

16	PIMCO Funds	Strategic Markets Bond Funds

PIMCO CommoditiesPLUS™ Short Strategy Fund

Class A - PCCAX	Class C - PPSCX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	56.7%
Corporate Bonds & Notes	26.0%
Mortgage-Backed Securities	12.9%
U.S. Government Agencies	4.4%
‡	% of Total Investments as of 03/31/11

Cumulative Total Return for the period ended March 31, 2011
	Fund Inception (08/17/10)
PIMCO CommoditiesPLUS™ Short Strategy Fund Class A	-22.25%
PIMCO CommoditiesPLUS™ Short Strategy Fund Class A (adjusted)	-26.51%
PIMCO CommoditiesPLUS™ Short Strategy Fund Class C	-22.62%
PIMCO CommoditiesPLUS™ Short Strategy Fund Class C (adjusted)	-23.39%
Dow Jones-UBS Commodity Index Total Return	27.60%
Inverse of the Dow Jones-UBS Commodity Index Total Return	-23.95%
Lipper Dedicated Short-Bias Fund Average	-30.02%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 08/31/2010.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.45% for Class A shares and 2.20% for Class C shares. Expense ratio information is as stated in the Fund’s current prospectus dated 09/17/10, as revised and supplemented to date.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
	Class A	Class C	Class A	Class C
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$820.69	$817.52	$1,018.50	$1,014.76
Expenses Paid During Period†	$5.86	$9.24	$6.49	$10.25

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.29% for Class A and 2.04% for Class C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommoditiesPLUS™ Short Strategy Fund seeks total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management, by investing under normal circumstances in short positions with respect to the Dow Jones-UBS Commodity Index Total Return (the “Index”), including commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of fixed-income instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations as outlined in the Fund’s prospectus. The Fund will maintain short positions through the use of a combination of commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide short exposure to the investment returns of the commodities futures markets.

»	The Fund commenced operation on August 17, 2010.

»	The Fund’s negative absolute performance was driven by the positive performance of the Dow Jones-UBS Commodity Index Total Return.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates declined.

»

Above-index U.S. nominal duration (or sensitivity to changes in market interest rates) detracted from performance relative to the inverse of the return of the Dow Jones-UBS Commodity Index Total Return as the ten-year U.S. Treasury yield rose.

Annual Report	March 31, 2011	17

PIMCO CommoditiesPLUS™ Strategy Fund

Class A - PCLAX	Class C - PCPCX
Class R - PCPRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Short-Term Instruments	59.5%
Corporate Bonds & Notes	20.5%
Mortgage-Backed Securities	8.5%
Asset-Backed Securities	5.9%
U.S. Government Agencies	3.8%
Other	1.8%
‡	% of Total Investments as of 03/31/11

Cumulative Total Return for the period ended March 31, 2011
	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS™ Strategy Fund Class A	45.63%
PIMCO CommoditiesPLUS™ Strategy Fund Class A (adjusted)	37.62%
PIMCO CommoditiesPLUS™ Strategy Fund Class C	44.75%
PIMCO CommoditiesPLUS™ Strategy Fund Class C (adjusted)	43.75%
PIMCO CommoditiesPLUS™ Strategy Fund Class R	45.25%
Credit Suisse Commodity Benchmark Index	41.65%	*
Lipper Commodities Funds Average	38.57%	*

All Fund returns are net of fees and expenses.

* Cumulative total return since 05/31/2010.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.40% for Class A shares, 2.15% for Class C shares, and 1.65% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,296.78	$1,291.29	$1,293.40	$1,018.75	$1,015.01	$1,017.50
Expenses Paid During Period†	$7.10	$11.37	$8.52	$6.24	$10.00	$7.49

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.24% for Class A, 1.99% for Class C and 1.49% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommoditiesPLUS™ Strategy Fund seeks total return which exceeds that of its benchmark, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of fixed-income instruments. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets.

»	The Fund commenced operations on May 28, 2010.

»

The Fund seeks to outperform the Credit Suisse Commodity Benchmark Index by actively managing its commodity exposure and by actively managing the collateral portfolio that backs the commodity-linked derivative instruments.

»

Active commodity strategies designed to combat the effects of contango (a condition in commodity futures markets where the forward price of a contract is greater than the current spot price) by holding futures contracts further out on the futures curves, added value as the deferred contract indexes outperformed front-month contract indexes.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates declined.

»	Exposure to a basket of select emerging markets currencies in the first quarter of 2011 added to returns as these currencies appreciated against the U.S. dollar.

»	Above-index U.S. nominal duration (or sensitivity to changes in market interest rates) detracted from performance as the ten-year U.S. Treasury yield rose.

18	PIMCO Funds	Strategic Markets Bond Funds

PIMCO CommodityRealReturn Strategy Fund®

Class A - PCRAX	Class B - PCRBX
Class C - PCRCX	Class R - PCSRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

U.S. Treasury Obligations	64.0%
Short-Term Instruments	17.1%
Corporate Bonds & Notes	10.3%
Mortgage-Backed Securities	2.7%
Sovereign Issues	2.4%
Other	3.5%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Class A	36.65%	5.51%	12.21%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	29.14%	4.32%	11.48%
PIMCO CommodityRealReturn Strategy Fund® Class B	35.69%	4.70%	11.44%
PIMCO CommodityRealReturn Strategy Fund® Class B (adjusted)	30.69%	4.47%	11.44%
PIMCO CommodityRealReturn Strategy Fund® Class C	35.71%	4.74%	11.39%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	34.71%	4.74%	11.39%
PIMCO CommodityRealReturn Strategy Fund® Class R	36.32%	4.95%	11.58%
Dow Jones-UBS Commodity Index Total Return	28.49%	2.57%	8.43%	*
Lipper Commodities Funds Average	28.51%	0.67%	5.51%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on A shares, 5% CDSC on B shares and 1% CDSC on C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.39% for Class A shares, 2.14% for Class B shares, 2.14% for Class C shares, and 1.68% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance				Hypothetical Performance
					(5% return before expenses)
	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,234.16	$1,229.46	$1,229.23	$1,232.32	$1,018.70	$1,014.96	$1,014.96	$1,017.45
Expenses Paid During Period†	$6.96	$11.12	$11.12	$8.35	$6.29	$10.05	$10.05	$7.54

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.25% for Class A, 2.00% for Class B, 2.00% for Class C, and 1.50% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, Class C and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $6.68, $10.84, $10.84 and $8.07 for Class A, Class B, Class C and Class R shares, respectively, based on upon the Fund’s actual performance, and $6.04, $9.80, $9.80 and $7.29 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed-income instruments. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

»

The Fund seeks to outperform the Dow Jones-UBS Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»

Active commodity strategies designed to combat the effects of contango (a condition in commodity futures markets where the forward price of a contract is greater than the current spot price) by holding futures contracts further out on the futures curves, added value as the deferred contract indexes held within the Fund outperformed the Dow Jones-UBS Commodity Index Total Return, which holds front-month futures contracts.

»

The portfolio’s construction, which uses primarily U.S. TIPS as collateral, benefited performance as U.S. TIPS outperformed the U.S. Treasury bill collateral rate embedded in the Dow Jones-UBS Commodity Index Total Return.

»	An emphasis on nominal duration (or sensitivity to changes in market interest rates) relative to U.S. TIPS duration detracted from returns as breakeven inflation levels widened.

»	Exposure to Australian real duration contributed to performance as the ten-year Australian real yield declined.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates decreased during the reporting period.

Annual Report	March 31, 2011	19

PIMCO Global Multi-Asset Fund

Class A - PGMAX	Class C - PGMCX
Class R - PGMRX

Cumulative Returns Through March 31, 2011

Allocation Breakdown‡

Mutual Funds	56.0%
Exchange-Traded Funds	22.8%
Short-Term Instruments	8.5%
Corporate Bonds & Notes	7.3%
Sovereign Issues	4.0%
Other	1.4%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Class A	13.72%	14.25%
PIMCO Global Multi-Asset Fund Class A (adjusted)	7.45%	12.45%
PIMCO Global Multi-Asset Fund Class C	12.92%	13.47%
PIMCO Global Multi-Asset Fund Class C (adjusted)	11.92%	13.47%
PIMCO Global Multi-Asset Fund Class R	13.39%	13.96%
MSCI World Index	13.45%	18.96%
60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	10.56%	15.05%
Lipper Global Flexible Portfolio Funds Average	10.65%	15.43%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. For performance current to the most recent month-end, visit www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 2.08% for Class A shares, 2.83% for Class C shares, and 2.33% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 07/31/10, as revised and supplemented to date.

Expense Example	Actual Performance			Hypothetical Performance
				(5% return before expenses)
	Class A	Class C	Class R	Class A	Class C	Class R
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,080.60	$1,076.86	$1,079.41	$1,019.25	$1,015.51	$1,018.00
Expenses Paid During Period†	$5.91	$9.79	$7.21	$5.74	$9.50	$6.99

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class (1.14% for Class A, 1.89% for Class C, and 1.39% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.41%.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»	An allocation to emerging markets equities contributed to performance as the MSCI Emerging Markets Index returned 18.46% over the reporting period, outperforming global developed equities.

»	An allocation to diversified commodities contributed to relative performance as the Dow Jones-UBS Commodity Index Total Return returned 28.49% over the reporting period.

»	An asset allocation decision to underweight global equities detracted from performance as developed equities rallied over the reporting period.

»	An overweight to duration (or sensitivity to changes in market interest rates) benefited performance as the ten-year U.S. Treasury yield decreased over the reporting period.

»	An allocation to gold benefited performance as gold rallied strongly over the reporting period.

»

An allocation to emerging markets local currency debt benefited absolute performance as the JPMorgan Government Bond Index—Emerging Markets Global Diversified Composite returned 12.85% for the reporting period.

»	Purchases within the portfolio of tail hedge put options on the S&P 500 Index detracted from performance as the S&P 500 Index rallied over the reporting period.

20	PIMCO Funds	Strategic Markets Bond Funds

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index	60% MSCI World Index/40% Barclays Capital U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index. The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS: 1-10 Year Index	Barclays Capital U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects non-seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Department of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Annual Report	March 31, 2011	21

Benchmark Descriptions (Cont.)

Index	Description

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

Dow Jones-UBS Commodity Index Total Return	Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of futures contracts on 19 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

FTSE RAFI® US 1000 Index	FTSE RAFI® US 1000 Index is part of the FTSE RAFI® Index Series, launched in association with Research Affiliates. As part of FTSE Group’s range of nonmarket cap weighted indices, the FTSE RAFI® Index Series weights index constituents using four fundamental factors, rather than market capitalization. These factors include dividends, cash flow, sales and book value. The FTSE RAFI® US 1000 Index comprises the largest 1000 US-listed companies by fundamental value, selected from the constituents of the FTSE US All Cap Index, part of the FTSE Global Equity Index Series (GEIS). The total return index calculations add the income a stock’s dividend provides to the performance of the index. It is not possible to invest directly in an unmanaged index.

Inverse of S&P 500 Index	Inverse of S&P 500 Index is the negative equivalent of the return of the S&P 500 index. The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market It is not possible to invest directly in an unmanaged index.

Inverse of the Dow Jones-UBS Commodity Index Total Return	Inverse of the Dow Jones-UBS Commodity Index Total Return is the negative equivalent of the return of the Dow Jones-UBS Commodity Index Total Return. Dow Jones-UBS Commodity Index Total Return is an unmanaged index composed of exchange-traded futures contracts on 19 physical commodities, which are weighted to account for economic significance and market liquidity. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Hedged USD Index	MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Net Dividend Hedged USD is a free float-adjusted market capitalization index of issuers in countries of Europe, Australia, and the Far East represented in US Dollars on a hedged basis. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on a unhedged basis. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000 Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO Funds	Strategic Markets Bond Funds

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2011	23

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO All Asset Fund
Class A
03/31/2011	$11.62	$0.94	$0.60	$1.54	$(0.87)	$0.00	$(0.87)
03/31/2010	9.70	0.87	1.89	2.76	(0.84)	0.00	(0.84)
03/31/2009	12.54	0.56	(2.82)	(2.26)	(0.58)	0.00	(0.58)
03/31/2008	12.74	0.89	(0.16)	0.73	(0.93)	0.00	(0.93)
03/31/2007	12.56	0.70	0.20	0.90	(0.68)	(0.04)	(0.72)
Class B
03/31/2011	11.54	0.72	0.72	1.44	(0.77)	0.00	(0.77)
03/31/2010	9.64	0.75	1.90	2.65	(0.75)	0.00	(0.75)
03/31/2009	12.47	0.46	(2.79)	(2.33)	(0.50)	0.00	(0.50)
03/31/2008	12.67	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)
03/31/2007	12.49	0.60	0.21	0.81	(0.59)	(0.04)	(0.63)
Class C
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00	(0.79)
03/31/2010	9.62	0.77	1.88	2.65	(0.76)	0.00	(0.76)
03/31/2009	12.45	0.47	(2.80)	(2.33)	(0.50)	0.00	(0.50)
03/31/2008	12.65	0.78	(0.14)	0.64	(0.84)	0.00	(0.84)
03/31/2007	12.48	0.60	0.20	0.80	(0.59)	(0.04)	(0.63)
Class R
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00	(0.86)
03/31/2010	9.69	0.98	1.74	2.72	(0.82)	0.00	(0.82)
03/31/2009	12.55	0.60	(2.90)	(2.30)	(0.56)	0.00	(0.56)
03/31/2008	12.77	0.90	(0.20)	0.70	(0.92)	0.00	(0.92)
03/31/2007	12.61	0.66	0.20	0.86	(0.66)	(0.04)	(0.70)

PIMCO All Asset All Authority Fund
Class A
03/31/2011	$10.33	$0.78	$0.33	$1.11	$(0.67)	$(0.03)	$(0.70)
03/31/2010	9.03	0.85	1.23	2.08	(0.78)	0.00	(0.78)
03/31/2009	10.96	0.55	(1.88)	(1.33)	(0.48)	(0.12)	(0.60)
03/31/2008	10.67	0.72	0.34	1.06	(0.77)	0.00	(0.77)
03/31/2007	10.61	0.58	0.05	0.63	(0.55)	(0.02)	(0.57)
Class C
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)	(0.63)
03/31/2010	8.99	0.80	1.18	1.98	(0.71)	0.00	(0.71)
03/31/2009	10.92	0.50	(1.90)	(1.40)	(0.41)	(0.12)	(0.53)
03/31/2008	10.64	0.63	0.34	0.97	(0.69)	0.00	(0.69)
03/31/2007	10.58	0.50	0.06	0.56	(0.48)	(0.02)	(0.50)

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.025% to 0.175%.
(c)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.20%.
(d)	Ratio of expenses to average net assets included line of credit expenses.

24	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$12.29	13.64%	$1,806,797	0.76	5%	0.82	5%	0.76	5%	0.82	5%	7.72%	77	%*
11.62	28.80	1,200,093	0.84	5	0.82	5	0.84	5	0.82	5	7.68	78
9.70	(18.33)	990,893	0.80	5	0.82	5	0.80	5	0.82	5	5.01	89
12.54	5.85	1,584,884	0.80	5	0.82	5	0.80	5	0.82	5	6.93	96
12.74	7.36	1,501,507	0.83	5(b)	0.83	5(b)	0.83	5(b)	0.83	5(b)	5.56	86

12.21	12.79	85,559	1.51	5	1.57	5	1.51	5	1.57	5	6.03	77	*
11.54	27.82	141,265	1.59	5	1.57	5	1.59	5	1.57	5	6.72	78
9.64	(18.98)	137,548	1.55	5	1.57	5	1.55	5	1.57	5	4.12	89
12.47	5.10	237,231	1.55	5	1.57	5	1.55	5	1.57	5	6.15	96
12.67	6.61	269,784	1.58	5(b)	1.58	5(b)	1.58	5(b)	1.58	5(b)	4.82	86

12.16	12.82	1,566,715	1.51	5	1.57	5	1.51	5	1.57	5	6.95	77	*
11.51	27.83	1,062,366	1.59	5	1.57	5	1.59	5	1.57	5	6.92	78
9.62	(18.99)	836,206	1.55	5	1.57	5	1.55	5	1.57	5	4.26	89
12.45	5.12	1,236,340	1.55	5	1.57	5	1.55	5	1.57	5	6.14	96
12.65	6.53	1,304,837	1.58	5(b)	1.58	5(b)	1.58	5(b)	1.58	5(b)	4.81	86

12.24	13.33	46,994	1.06	5	1.12	5	1.06	5	1.12	5	8.06	77	*
11.59	28.44	10,365	1.14	5	1.12	5	1.14	5	1.12	5	8.55	78
9.69	(18.60)	2,031	1.10	5	1.12	5	1.10	5	1.12	5	5.70	89
12.55	5.60	456	1.10	5	1.12	5	1.10	5	1.12	5	7.04	96
12.77	7.01	36	1.13	5(b)	1.13	5(b)	1.13	5(b)	1.13	5(b)	5.23	86

$10.74	10.92%	$2,181,350	1.16	%(d)	1.16	%(d)	0.85%		0.85%		7.27%	68	%*
10.33	23.29	899,594	1.04	(d)	1.04	(d)	0.85		0.85		8.28	45
9.03	(12.25)	544,594	1.16	(d)	1.16	(d)	0.85		0.85		5.63	117
10.96	10.31	363,665	2.47	(d)	2.47	(d)	0.85		0.85		6.66	116
10.67	6.16	236,772	2.41	(c)(d)	2.41	(c)(d)	0.87	(c)	0.87	(c)	5.45	128

10.65	10.11	1,562,700	1.91	(d)	1.91	(d)	1.60		1.60		6.70	68	*
10.26	22.28	582,851	1.79	(d)	1.79	(d)	1.60		1.60		7.79	45
8.99	(12.87)	248,865	1.91	(d)	1.91	(d)	1.60		1.60		5.10	117
10.92	9.44	168,527	3.26	(d)	3.26	(d)	1.60		1.60		5.86	116
10.64	5.43	140,296	3.16	(c)(d)	3.16	(c)(d)	1.62	(c)	1.62	(c)	4.72	128

Annual Report	March 31, 2011	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Fundamental Advantage Total Return Strategy Fund
Class A
03/31/2011	$4.57	$0.05	$0.27	$0.32	$(0.54)	$0.00	$0.00
03/31/2010	4.36	0.06	1.04	1.10	(0.72)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.24	(0.56)	(0.32)	(0.02)	(5.11)	0.00
Class C
03/31/2011	4.61	0.01	0.27	0.28	(0.51)	0.00	0.00
03/31/2010	4.41	0.02	1.06	1.08	(0.71)	(0.17)	0.00
07/31/2008 - 03/31/2009	9.81	0.21	(0.49)	(0.28)	(0.01)	(5.11)	0.00

PIMCO Fundamental IndexPLUSTM TR Fund
Class A
03/31/2011	$5.98	$0.12	$1.13	$1.25	$(1.42)	$0.00	$0.00
03/31/2010	4.79	0.34	4.40	4.74	(3.55)	0.00	0.00
03/31/2009	9.38	0.38	(4.85)	(4.47)	0.00	(0.08)	(0.04)
03/31/2008	10.42	0.47	(0.83)	(0.36)	(0.15)	0.00	(0.53)
03/31/2007	10.27	0.40	1.09	1.49	(1.34)	0.00	0.00
Class C
03/31/2011	5.84	0.08	1.09	1.17	(1.38)	0.00	0.00
03/31/2010	4.74	0.29	4.33	4.62	(3.52)	0.00	0.00
03/31/2009	9.32	0.33	(4.81)	(4.48)	0.00	(0.08)	(0.02)
03/31/2008	10.39	0.39	(0.84)	(0.45)	(0.10)	0.00	(0.52)
03/31/2007	10.26	0.33	1.09	1.42	(1.29)	0.00	0.00

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)
Class A
03/31/2011	$6.33	$0.09	$0.84	$0.93	$(0.63)	$(0.07)	$0.00
03/31/2010	4.57	0.15	3.60	3.75	(1.99)	0.00	0.00
03/31/2009	9.51	0.34	(5.11)	(4.77)	0.00	(0.06)	(0.11)
03/31/2008	10.20	0.45	(0.32)	0.13	(0.38)	0.00	(0.44)
11/30/2006 - 03/31/2007	10.00	0.14	0.47	0.61	(0.41)	0.00	0.00
Class C
03/31/2011	6.22	0.04	0.83	0.87	(0.60)	(0.07)	0.00
03/31/2010	4.53	0.11	3.54	3.65	(1.96)	0.00	0.00
03/31/2009	9.45	0.30	(5.07)	(4.77)	0.00	(0.06)	(0.09)
03/31/2008	10.19	0.37	(0.32)	0.05	(0.34)	0.00	(0.45)
11/30/2006 - 03/31/2007	10.00	0.12	0.46	0.58	(0.39)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.

26	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.54)	$4.35	7.29%	$93,291	1.29%		1.29%		1.29%		1.29%		1.10%		512	%**
(0.89)	4.57	25.95	14,754	1.30		1.30		1.29		1.29		1.21		301
(5.13)	4.36	(1.90)	764	2.89	*	2.89	*	1.29	*	1.29	*	6.65	*	621

(0.51)	4.38	6.33	25,766	2.04		2.04		2.04		2.04		0.32		512	**
(0.88)	4.61	25.14	4,945	2.06		2.06		2.04		2.04		0.47		301
(5.12)	4.41	(1.59)	387	3.43	*	3.43	*	2.04	*	2.04	*	5.14	*	621

$(1.42)	$5.81	24.77%	$69,302	1.20%		1.20%		1.19%		1.19%		2.09%		453	%**
(3.55)	5.98	106.17	16,155	1.32		1.32		1.19		1.19		5.05		786
(0.12)	4.79	(47.81)	7,882	2.07		2.07		1.19		1.19		5.17		564
(0.68)	9.38	(4.01)	27,595	1.70		1.70		1.19		1.19		4.49		279
(1.34)	10.42	15.00	27,519	1.14		1.14		1.14		1.14		3.85		464

(1.38)	5.63	23.86	20,521	1.95		1.95		1.94		1.94		1.37		453	**
(3.52)	5.84	104.72	6,433	2.07		2.07		1.94		1.94		4.33		786
(0.10)	4.74	(48.13)	2,941	2.79		2.79		1.94		1.94		4.34		564
(0.62)	9.32	(4.83)	11,296	2.43		2.43		1.94		1.94		3.72		279
(1.29)	10.39	14.23	13,045	1.89		1.89		1.89		1.89		3.20		464

$(0.70)	$6.56	15.49%	$5,090	1.05%		1.05%		1.04%		1.04%		1.53%		427	%**
(1.99)	6.33	83.63	7,146	1.05		1.05		1.04		1.04		2.32		493
(0.17)	4.57	(50.47)	540	2.10		2.10		1.04		1.04		4.69		456
(0.82)	9.51	0.86	1,881	2.11	(b)	2.11	(b)	1.06	(b)	1.06	(b)	4.47		384
(0.41)	10.20	6.25	68	1.09	*	1.76	*	1.09	*	1.76	*	4.33	*	197

(0.67)	6.42	14.70	1,039	1.80		1.80		1.79		1.79		0.72		427	**
(1.96)	6.22	81.99	716	1.80		1.80		1.79		1.79		1.56		493
(0.15)	4.53	(50.76)	71	2.88		2.88		1.79		1.79		3.97		456
(0.79)	9.45	0.06	398	2.60	(b)	2.60	(b)	1.81	(b)	1.81	(b)	3.65		384
(0.39)	10.19	5.95	83	1.84	*	2.42	*	1.84	*	2.42	*	3.54	*	197

Annual Report	March 31, 2011	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)
Class A
03/31/2011	$9.17	$0.24	$0.42	$0.66	$(2.60)	$0.00	$(2.60)
03/31/2010	6.38	0.44	4.30	4.74	(1.67)	(0.28)	(1.95)
03/31/2009	10.23	0.53	(4.38)	(3.85)	0.00	0.00	0.00
03/31/2008	12.17	0.53	(2.13)	(1.60)	(0.28)	(0.06)	(0.34)
03/31/2007	12.33	0.47	1.17	1.64	(1.80)	0.00	(1.80)
Class B
03/31/2011	8.90	0.17	0.42	0.59	(2.53)	0.00	(2.53)
03/31/2010	6.25	0.39	4.17	4.56	(1.63)	(0.28)	(1.91)
03/31/2009	10.08	0.46	(4.29)	(3.83)	0.00	0.00	0.00
03/31/2008	12.03	0.43	(2.11)	(1.68)	(0.21)	(0.06)	(0.27)
03/31/2007	12.21	0.37	1.16	1.53	(1.71)	0.00	(1.71)
Class C
03/31/2011	8.91	0.17	0.42	0.59	(2.55)	0.00	(2.55)
03/31/2010	6.26	0.39	4.18	4.57	(1.64)	(0.28)	(1.92)
03/31/2009	10.10	0.46	(4.30)	(3.84)	0.00	0.00	0.00
03/31/2008	12.04	0.43	(2.10)	(1.67)	(0.21)	(0.06)	(0.27)
03/31/2007	12.22	0.37	1.16	1.53	(1.71)	0.00	(1.71)

PIMCO RealEstateRealReturn Strategy Fund
Class A
03/31/2011	$4.26	$0.06	$1.31	$1.37	$(1.03)	$0.00	$(1.03)
03/31/2010	2.04	0.13	2.81	2.94	(0.72)	0.00	(0.72)
03/31/2009	5.95	0.15	(4.06)	(3.91)	0.00	0.00	0.00
03/31/2008	7.51	0.32	(1.12)	(0.80)	(0.76)	0.00	(0.76)
03/31/2007	9.12	0.24	1.30	1.54	(3.15)	0.00	(3.15)
Class B
03/31/2011	4.10	0.03	1.24	1.27	(1.00)	0.00	(1.00)
03/31/2010	1.98	0.12	2.71	2.83	(0.71)	0.00	(0.71)
03/31/2009	5.84	0.12	(3.98)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	(0.72)
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	(3.09)
Class C
03/31/2011	4.10	0.03	1.25	1.28	(1.01)	0.00	(1.01)
03/31/2010	1.98	0.11	2.72	2.83	(0.71)	0.00	(0.71)
03/31/2009	5.84	0.11	(3.97)	(3.86)	0.00	0.00	0.00
03/31/2008	7.39	0.28	(1.11)	(0.83)	(0.72)	0.00	(0.72)
03/31/2007	9.02	0.16	1.30	1.46	(3.09)	0.00	(3.09)

*	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.50%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.45%.

28	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.23	8.23%	$24,117	1.16%		1.15%		2.84%	1,051	%*
9.17	76.37	11,470	1.28		1.15		4.92	1,196
6.38	(37.63)	5,192	2.95		1.15		6.19	1,001
10.23	(13.59)	11,923	2.03	(c)	1.18	(c)	4.39	908
12.17	14.16	18,187	1.23	(b)	1.22	(b)	3.86	696

6.96	7.59	2,338	1.91		1.90		2.08	1,051	*
8.90	75.05	3,580	2.05		1.90		4.53	1,196
6.25	(38.00)	2,702	3.72		1.90		5.32	1,001
10.08	(14.31)	9,274	2.80	(c)	1.93	(c)	3.66	908
12.03	13.32	14,625	1.98	(b)	1.97	(b)	3.12	696

6.95	7.56	9,754	1.91		1.90		2.11	1,051	*
8.91	75.03	4,949	2.05		1.90		4.43	1,196
6.26	(38.02)	2,751	3.72		1.90		5.39	1,001
10.10	(14.22)	8,140	2.78	(c)	1.93	(c)	3.65	908
12.04	13.30	12,356	1.98	(b)	1.97	(b)	3.12	696

$4.60	35.83%	$60,241	1.21%		1.19%		1.44%	344	%*
4.26	143.69	33,965	1.28		1.19		3.42	863
2.04	(65.71)	6,874	1.30		1.19		3.43	1,288
5.95	(10.18)	23,420	1.20		1.19		5.03	900
7.51	19.57	39,649	1.19		1.19		2.71	538

4.37	34.52	3,218	1.96		1.94		0.62	344	*
4.10	142.66	3,325	2.06		1.94		3.33	863
1.98	(66.10)	1,926	2.06		1.94		2.67	1,288
5.84	(10.81)	6,843	1.95		1.94		4.42	900
7.39	18.73	15,348	1.94		1.94		1.90	538

4.37	34.68	30,460	1.96		1.94		0.70	344	*
4.10	142.61	11,173	2.04		1.94		2.96	863
1.98	(66.10)	4,009	2.06		1.94		2.65	1,288
5.84	(10.79)	13,271	1.95		1.94		4.35	900
7.39	18.72	27,610	1.94		1.94		1.89	538

Annual Report	March 31, 2011	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Small Cap StocksPLUS® TR Fund
Class A
03/31/2011	$6.93	$0.12	$2.19	$2.31	$(1.21)	$0.00	$0.00
03/31/2010	5.62	0.25	4.69	4.94	(3.63)	0.00	0.00
03/31/2009	9.06	0.27	(3.68)	(3.41)	0.00	0.00	(0.03)
03/31/2008	10.58	0.43	(1.44)	(1.01)	(0.39)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.29	1.29	1.58	(0.13)	0.00	0.00
Class C
03/31/2011	6.73	0.06	2.12	2.18	(1.19)	0.00	0.00
03/31/2010	5.54	0.24	4.55	4.79	(3.60)	0.00	0.00
03/31/2009	8.97	0.22	(3.65)	(3.43)	0.00	0.00	0.00
03/31/2008	10.52	0.35	(1.44)	(1.09)	(0.34)	(0.12)	0.00
07/31/2006 - 03/31/2007	9.13	0.24	1.28	1.52	(0.13)	0.00	0.00

PIMCO StocksPLUS® Fund
Class A
03/31/2011	$8.00	$0.08	$1.26	$1.34	$(0.73)	$0.00	$0.00
03/31/2010	4.79	0.13	3.27	3.40	(0.19)	0.00	0.00
03/31/2009	9.69	0.29	(4.60)	(4.31)	(0.59)	0.00	0.00
03/31/2008	10.80	0.48	(1.01)	(0.53)	(0.58)	0.00	0.00
03/31/2007	10.14	0.42	0.66	1.08	(0.42)	0.00	0.00
Class B
03/31/2011	7.72	0.02	1.21	1.23	(0.67)	0.00	0.00
03/31/2010	4.66	0.07	3.16	3.23	(0.17)	0.00	0.00
03/31/2009	9.45	0.23	(4.48)	(4.25)	(0.54)	0.00	0.00
03/31/2008	10.54	0.39	(0.99)	(0.60)	(0.49)	0.00	0.00
03/31/2007	9.90	0.33	0.65	0.98	(0.34)	0.00	0.00
Class C
03/31/2011	7.81	0.04	1.23	1.27	(0.69)	0.00	0.00
03/31/2010	4.70	0.09	3.20	3.29	(0.18)	0.00	0.00
03/31/2009	9.53	0.24	(4.51)	(4.27)	(0.56)	0.00	0.00
03/31/2008	10.62	0.42	(0.99)	(0.57)	(0.52)	0.00	0.00
03/31/2007	9.98	0.37	0.64	1.01	(0.37)	0.00	0.00
Class R
03/31/2011	8.13	0.07	1.27	1.34	(0.71)	0.00	0.00
03/31/2010	4.88	0.11	3.32	3.43	(0.18)	0.00	0.00
03/31/2009	9.85	0.27	(4.67)	(4.40)	(0.57)	0.00	0.00
03/31/2008	10.97	0.45	(1.02)	(0.57)	(0.55)	0.00	0.00
03/31/2007	10.29	0.40	0.67	1.07	(0.39)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.30%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(d)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.25%.

30	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(1.21)	$8.03	35.30%	$63,897	1.13%		1.13%		1.09%		1.09%		1.64%		571	%**
(3.63)	6.93	94.12	11,941	1.16		1.16		1.09		1.09		3.32		762
(0.03)	5.62	(37.73)	823	1.48		1.48		1.09		1.09		3.95		609
(0.51)	9.06	(9.95)	161	1.97	(c)	1.97	(c)	1.11	(c)	1.11	(c)	4.25		403
(0.13)	10.58	17.29	97	1.14	*	2.54	*	1.14	*	2.54	*	4.21	*	671

(1.19)	7.72	34.24	19,329	1.88		1.88		1.84		1.84		0.89		571	**
(3.60)	6.73	92.51	1,615	1.94		1.94		1.84		1.84		3.29		762
0.00	5.54	(38.24)	744	2.32		2.32		1.84		1.84		3.24		609
(0.46)	8.97	(10.74)	444	2.71	(c)	2.71	(c)	1.86	(c)	1.86	(c)	3.52		403
(0.13)	10.52	16.64	196	1.89	*	4.16	*	1.89	*	4.16	*	3.46	*	671

$(0.73)	$8.61	18.13%	$83,042	0.90%		0.90%		0.90%		0.90%		1.07%		225	%**
(0.19)	8.00	70.93	68,038	0.94		0.94		0.90		0.90		1.90		392
(0.59)	4.79	(46.61)	53,364	1.52		1.52		0.90		0.90		3.82		425
(0.58)	9.69	(5.33)	101,021	1.03	(d)	1.03	(d)	0.93	(d)	0.93	(d)	4.35		67
(0.42)	10.80	10.80	132,721	0.97	(b)	0.97	(b)	0.97	(b)	0.97	(b)	4.07		76

(0.67)	8.28	17.20	5,635	1.65		1.65		1.65		1.65		0.31		225	**
(0.17)	7.72	69.42	8,664	1.69		1.69		1.65		1.65		1.14		392
(0.54)	4.66	(46.99)	6,937	2.25		2.25		1.65		1.65		3.04		425
(0.49)	9.45	(6.00)	21,826	1.78	(d)	1.78	(d)	1.68	(d)	1.68	(d)	3.61		67
(0.34)	10.54	10.00	35,864	1.72	(b)	1.72	(b)	1.72	(b)	1.72	(b)	3.28		76

(0.69)	8.39	17.65	52,092	1.40		1.40		1.40		1.40		0.58		225	**
(0.18)	7.81	69.98	43,004	1.44		1.44		1.40		1.40		1.34		392
(0.56)	4.70	(46.88)	29,321	2.02		2.02		1.40		1.40		3.31		425
(0.52)	9.53	(5.69)	72,282	1.53	(d)	1.53	(d)	1.43	(d)	1.43	(d)	3.85		67
(0.37)	10.62	10.24	96,352	1.47	(b)	1.47	(b)	1.47	(b)	1.47	(b)	3.57		76

(0.71)	8.76	17.79	2,332	1.15		1.15		1.15		1.15		0.83		225	**
(0.18)	8.13	70.35	2,288	1.19		1.19		1.15		1.15		1.52		392
(0.57)	4.88	(46.69)	1,147	1.76		1.76		1.15		1.15		3.56		425
(0.55)	9.85	(5.56)	2,925	1.30	(d)	1.30	(d)	1.17	(d)	1.17	(d)	4.08		67
(0.39)	10.97	10.56	2,337	1.22	(b)	1.22	(b)	1.22	(b)	1.22	(b)	3.83		76

Annual Report	March 31, 2011	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO StocksPLUS® Total Return Fund
Class A
03/31/2011	$7.13	$0.14	$1.42	$1.56	$(0.48)	$0.00	$0.00
03/31/2010	4.85	0.26	3.54	3.80	(1.52)	0.00	0.00
03/31/2009	10.04	0.48	(5.10)	(4.62)	(0.51)	0.00	(0.06)
03/31/2008	11.89	0.55	(0.71)	(0.16)	(0.61)	(1.08)	0.00
03/31/2007	11.74	0.48	0.88	1.36	(0.46)	(0.75)	0.00
Class B
03/31/2011	6.92	0.09	1.35	1.44	(0.43)	0.00	0.00
03/31/2010	4.74	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.85	0.42	(5.01)	(4.59)	(0.46)	0.00	(0.06)
03/31/2008	11.71	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.59	0.39	0.86	1.25	(0.38)	(0.75)	0.00
Class C
03/31/2011	6.93	0.08	1.37	1.45	(0.44)	0.00	0.00
03/31/2010	4.75	0.20	3.47	3.67	(1.49)	0.00	0.00
03/31/2009	9.87	0.42	(5.02)	(4.60)	(0.46)	0.00	(0.06)
03/31/2008	11.73	0.45	(0.69)	(0.24)	(0.54)	(1.08)	0.00
03/31/2007	11.60	0.39	0.86	1.25	(0.37)	(0.75)	0.00

PIMCO StocksPLUS® TR Short Strategy Fund
Class A
03/31/2011	$4.53	$0.06	$(0.53)	$(0.47)	$(0.05)	$0.00	$0.00
03/31/2010	6.73	0.08	(1.80)	(1.72)	(0.12)	(0.36)	0.00
03/31/2009	9.39	0.35	2.92	3.27	(0.27)	(5.66)	0.00
03/31/2008	8.37	0.34	1.08	1.42	(0.40)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.24	(0.66)	(0.42)	(0.36)	0.00	0.00
Class C
03/31/2011	4.46	0.03	(0.53)	(0.50)	(0.03)	0.00	0.00
03/31/2010	6.65	0.05	(1.79)	(1.74)	(0.09)	(0.36)	0.00
03/31/2009	9.36	0.27	2.91	3.18	(0.23)	(5.66)	0.00
03/31/2008	8.36	0.29	1.06	1.35	(0.35)	0.00	0.00
07/31/2006 - 03/31/2007	9.15	0.20	(0.67)	(0.47)	(0.32)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2006, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(c)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.39%.
(d)	Effective October 1, 2007, the Fund's advisory fee was reduced by 0.05% to 0.44%.
(e)	Effective October 1, 2010, the Fund's advisory fee was reduced by 0.05% to 0.39%.

32	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$8.21	22.59%	$75,423	1.04%		1.04%		1.88%		476	%**
(1.52)	7.13	80.58	37,735	1.09		1.04		3.78		609
(0.57)	4.85	(47.17)	12,052	2.97		1.04		6.20		521
(1.69)	10.04	(2.71)	25,661	2.68	(c)	1.07	(c)	4.64		411
(1.21)	11.89	11.77	39,296	1.11	(b)	1.11	(b)	4.07		284

(0.43)	7.93	21.47	4,288	1.79		1.79		1.20		476	**
(1.49)	6.92	79.64	6,378	1.84		1.79		3.12		609
(0.52)	4.74	(47.62)	5,619	3.75		1.79		5.42		521
(1.62)	9.85	(3.40)	16,220	3.47	(c)	1.82	(c)	3.90		411
(1.13)	11.71	10.87	20,416	1.86	(b)	1.86	(b)	3.34		284

(0.44)	7.94	21.59	19,000	1.79		1.79		1.13		476	**
(1.49)	6.93	79.47	9,275	1.84		1.79		3.09		609
(0.52)	4.75	(47.61)	6,559	3.74		1.79		5.43		521
(1.62)	9.87	(3.39)	17,702	3.43	(c)	1.82	(c)	3.89		411
(1.12)	11.73	10.93	24,131	1.86	(b)	1.86	(b)	3.33		284

$(0.05)	$4.01	(10.49)%	$177,651	1.06	%(e)	1.06	%(e)	1.34%		483	%**
(0.48)	4.53	(26.10)	155,362	1.09		1.09		1.56		406
(5.93)	6.73	45.90	44,892	2.09		1.09		4.08		515
(0.40)	9.39	17.79	39,964	1.61	(d)	1.11	(d)	3.75		220
(0.36)	8.37	(4.51)	647	1.14	*	1.14	*	4.31	*	413

(0.03)	3.93	(11.30)	26,572	1.81	(e)	1.81	(e)	0.58		483	**
(0.45)	4.46	(26.63)	23,040	1.84		1.84		0.89		406
(5.89)	6.65	44.87	10,698	2.97		1.84		3.33		515
(0.35)	9.36	16.84	2,888	2.49	(d)	1.86	(d)	3.30		220
(0.32)	8.36	(5.09)	97	1.89	*	1.89	*	3.60	*	413

Annual Report	March 31, 2011	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO CommoditiesPLUS™ Short Strategy Fund
Class A
09/30/2010 - 03/31/2011	$10.00	$0.07	$(2.29)	$(2.22)	$0.00	$0.00	$0.00
Class C
09/30/2010 - 03/31/2011	10.00	(0.01)	(2.24)	(2.25)	0.00	0.00	0.00

PIMCO CommoditiesPLUS™ Strategy Fund
Class A
05/28/2010 - 03/31/2011	$10.00	$(0.02)	$4.58	$4.56	$(0.02)	$(0.04)	$(0.06)
Class C
05/28/2010 - 03/31/2011	10.00	(0.10)	4.57	4.47	0.00 ^	(0.04)	(0.04)
Class R
05/28/2010 - 03/31/2011	10.00	(0.04)	4.56	4.52	0.00 ^	(0.04)	(0.04)

PIMCO CommodityRealReturn Strategy Fund®
Class A
03/31/2011	$7.72	$0.09	$2.58	$2.67	$(0.85)	$0.00	$(0.85)
03/31/2010	6.19	0.22	1.99	2.21	(0.58)	(0.10)	(0.68)
03/31/2009	18.17	0.32	(9.56)	(9.24)	(0.65)	(2.09)	(2.74)
03/31/2008	14.50	0.63	4.03	4.66	(0.99)	0.00	(0.99)
03/31/2007	13.93	0.36	0.72	1.08	(0.51)	0.00	(0.51)
Class B
03/31/2011	7.60	0.03	2.54	2.57	(0.79)	0.00	(0.79)
03/31/2010	6.11	0.17	1.94	2.11	(0.52)	(0.10)	(0.62)
03/31/2009	18.01	0.22	(9.48)	(9.26)	(0.55)	(2.09)	(2.64)
03/31/2008	14.37	0.51	4.00	4.51	(0.87)	0.00	(0.87)
03/31/2007	13.81	0.24	0.72	0.96	(0.40)	0.00	(0.40)
Class C
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00	(0.79)
03/31/2010	6.10	0.16	1.96	2.12	(0.53)	(0.10)	(0.63)
03/31/2009	17.98	0.22	(9.45)	(9.23)	(0.56)	(2.09)	(2.65)
03/31/2008	14.35	0.51	3.99	4.50	(0.87)	0.00	(0.87)
03/31/2007	13.79	0.24	0.72	0.96	(0.40)	0.00	(0.40)
Class R
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00	(0.86)
03/12/10 - 03/31/2010	7.93	0.00	(0.03)	(0.03)	(0.20)	0.00	(0.20)

PIMCO Global Multi-Asset Fund
Class A
03/31/2011	$11.14	$0.41	$1.08	$1.49	$(0.44)	$(0.22)	$(0.66)
03/31/2010	9.30	0.22	2.22	2.44	(0.46)	(0.14)	(0.60)
10/29/2008 - 03/31/2009	10.00	0.17	(0.55)	(0.38)	(0.32)	0.00	(0.32)
Class C
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	(0.59)
03/31/2010	9.28	0.15	2.20	2.35	(0.43)	(0.14)	(0.57)
10/29/2008 - 03/31/2009	10.00	0.08	(0.48)	(0.40)	(0.32)	0.00	(0.32)
Class R
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	(0.65)
03/31/2010	9.30	0.22	2.20	2.42	(0.45)	(0.14)	(0.59)
10/29/2008 - 03/31/2009	10.00	0.07	(0.46)	(0.39)	(0.31)	0.00	(0.31)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
^	Reflects an amount rounding to less than once cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

34	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.78	(17.93)%	$152	1.29	%*	5.33	%*	1.29	%*	5.33	%*	1.64	%*	94	%**

7.75	(18.25)	32	2.04	*	3.79	*	2.04	*	3.79	*	(0.32	)*	94	**

$14.50	45.63%	$10,128	1.24	%*	1.36	%*	1.24	%*	1.36	%*	(0.13	)%*	82	%**

14.43	44.75	8,842	1.99	*	2.11	*	1.99	*	2.11	*	(0.88	)*	82	**

14.48	45.25	35	1.49	*	1.61	*	1.49	*	1.61	*	(0.39	)*	82	**

$9.54	36.65%	$2,886,760	1.26%		1.39%		1.24%		1.37%		1.12%		198	%**
7.72	35.92	1,782,541	1.29		1.39		1.24		1.34		2.91		397
6.19	(51.10)	1,011,097	1.60		1.69		1.24		1.33		2.49		979
18.17	33.35	2,493,012	1.25		1.29		1.24		1.28		4.04		697
14.50	7.95	1,987,771	1.24		1.25		1.24		1.25		2.49		603

9.38	35.69	100,191	2.01		2.14		1.99		2.12		0.41		198	**
7.60	34.76	102,718	2.04		2.14		1.99		2.09		2.32		397
6.11	(51.50)	84,196	2.35		2.44		1.99		2.08		1.75		979
18.01	32.48	245,252	2.00		2.04		1.99		2.03		3.32		697
14.37	7.11	228,623	1.99		2.00		1.99		2.00		1.70		603

9.36	35.71	1,167,646	2.01		2.14		1.99		2.12		0.39		198	**
7.59	34.89	751,143	2.04		2.14		1.99		2.09		2.17		397
6.10	(51.47)	429,408	2.35		2.44		1.99		2.08		1.73		979
17.98	32.45	1,143,836	2.00		2.04		1.99		2.03		3.33		697
14.35	7.11	1,053,975	1.99		2.00		1.99		2.00		1.69		603

9.48	36.32	4,596	1.51		1.64		1.49		1.62		1.27		198	**
7.70	(0.42)	10	1.50	*	1.60	*	1.49	*	1.59	*	3.63	*	397

$11.97	13.72%	$1,030,403	1.14%		1.57%		1.14%		1.57%		3.61%		71	%**
11.14	26.30	548,302	1.29		1.55		1.29		1.55		2.05		217
9.30	(3.91)	41,693	1.12	*	1.81	*	1.12	*	1.81	*	4.38	*	83

11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90		71	**
11.06	25.40	332,605	2.04		2.30		2.04		2.30		1.37		217
9.28	(4.13)	16,972	1.87	*	2.55	*	1.87	*	2.55	*	1.99	*	83

11.93	13.39	11,560	1.39		1.82		1.39		1.82		4.46		71	**
11.13	26.05	1,085	1.53		1.80		1.53		1.80		2.03		217
9.30	(4.03)	151	1.37	*	1.97	*	1.37	*	1.97	*	1.80	*	83

Annual Report	March 31, 2011	35

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS™ TR Fund
Assets:
Investments, at value	$0	$0	$3,781,710	$323,526
Investments in Affiliates, at value	21,115,171	13,440,034	1,302,926	72,505
Repurchase agreements, at value	0	146	1,910	6,270
Cash	0	1	980	47
Deposits with counterparty	0	0	0	6
Foreign currency, at value	0	0	626	78
Receivable for investments sold	0	0	302,507	24,462
Receivable for investments in Affiliates sold	0	37,853	0	0
Receivable for Fund shares sold	100,997	43,422	3,521	1,200
Interest and dividends receivable	0	0	26,086	2,386
Dividends receivable from Affiliates	50,418	27,893	414	20
Variation margin receivable	0	0	9,056	230
Swap premiums paid	0	0	27,529	1,223
Unrealized appreciation on foreign currency contracts	0	0	13,901	1,311
Unrealized appreciation on swap agreements	0	0	128,846	8,347
	21,266,586	13,549,349	5,600,012	441,611
Liabilities:
Payable for reverse repurchase agreements	$0	$0	$0	$0
Payable for investments purchased	0	0	536,153	39,732
Payable for investments in Affiliates purchased	50,418	118,329	414	20
Payable for investments purchased on a delayed-delivery basis	0	0	0	0
Payable for short sales	0	0	27,937	2,829
Deposits from counterparty	0	0	39,431	5,490
Payable for Fund shares redeemed	14,603	13,651	806	257
Payable for line of credit	0	2,999,663	0	0
Overdraft due to custodian	27	0	0	0
Foreign currency overdraft due to custodian, at value	0	0	0	0
Written options outstanding	0	0	21,915	1,280
Accrued related party fees	5,961	5,309	3,871	314
Variation margin payable	0	0	0	12
Swap premiums received	0	0	7,353	712
Unrealized depreciation on foreign currency contracts	0	0	9,007	1,172
Unrealized depreciation on swap agreements	0	0	95,086	440
Other liabilities	0	0	0	14
	71,009	3,136,952	741,973	52,272

Net Assets	$21,195,577	$10,412,397	$4,858,039	$389,339

Net Assets Consist of:
Paid in capital	$21,888,199	$10,376,325	$5,233,503	$357,915
Undistributed (overdistributed) net investment income	113,691	32,098	184,933	44,729
Accumulated undistributed net realized gain (loss)	(1,999,687)	(148,182)	(641,001)	(25,490)
Net unrealized appreciation (depreciation)	1,193,374	152,156	80,604	12,185
	$21,195,577	$10,412,397	$4,858,039	$389,339

Net Assets:
Class A	$1,806,797	$2,181,350	$93,291	$69,302
Class B	85,559	NA	NA	NA
Class C	1,566,715	1,562,700	25,766	20,521
Class R	46,994	NA	NA	NA
Other Classes	17,689,512	6,668,347	4,738,982	299,516
Shares Issued and Outstanding:
Class A	146,969	203,145	21,464	11,919
Class B	7,006	NA	NA	NA
Class C	128,801	146,769	5,882	3,646
Class R	3,839	NA	NA	NA
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$12.29	$10.74	$4.35	$5.81
Class B	12.21	NA	NA	NA
Class C	12.16	10.65	4.38	5.63
Class R	12.24	NA	NA	NA

Cost of Investments	$0	$0	$3,704,200	$319,327
Cost of Investments in Affiliates	$19,921,797	$13,287,878	$1,302,764	$72,496
Cost of Repurchase Agreements	$0	$146	$1,910	$6,270
Cost of Foreign Currency Held	$0	$0	$621	$75
Cost of Foreign Currency Overdraft due to Custodian	$0	$0	$0	$0
Proceeds Received on Short Sales	$0	$0	$27,964	$2,831
Premiums Received on Written Options	$0	$0	$17,006	$969

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

36	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO RealEstate- RealReturn Strategy Fund	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

$258,587	$159,423	$1,726,266	$235,694	$912,791	$297,310	$1,427,601
114,671	53,222	94,383	117,399	397,647	105,783	284,468
40,794	695	3,300	53,822	63,587	12,100	495
2,203	0	711	1,342	1	762	555
8	8	0	0	0	20	4
32	1,697	108	12	148	0	336
17,748	61,835	7,156	58,183	83,705	20,671	128,309
0	0	0	0	0	0	0
4,018	5,185	8,876	14,824	577	442	4,926
2,158	1,160	7,712	1,453	2,195	2,347	11,282
27	8	18	29	103	29	94
334	14	62	862	201	318	4,354
1,131	933	1,979	992	2,439	1,270	8,733
987	2,468	1,522	875	4,197	1,066	5,303
3,346	2,952	806	8,770	11,178	4,558	3,708
446,044	289,600	1,852,899	494,257	1,478,769	446,676	1,880,168

$0	$0	$23,766	$0	$0	$0	$0
28,961	30,202	42,664	86,990	98,666	37,332	228,171
27	8	18	29	103	29	94
0	0	305,354	0	0	0	0
4,222	50,312	0	4,892	2,131	4,597	13,244
4,470	5,630	1,640	6,430	14,651	4,740	8,440
0	290	928	234	248	367	10,745
0	0	0	0	0	0	0
0	11	0	0	0	0	0
0	0	0	0	0	1,572	0
888	870	1,613	1,025	560	1,173	8,010
185	133	832	243	611	292	1,043
0	0	0	0	2,196	583	0
450	822	463	306	3,708	504	2,829
443	3,576	1,613	506	2,634	652	4,604
1,464	1,425	21,346	90	1,297	192	893
2	0	240	0	0	266	10
41,112	93,279	400,477	100,745	126,805	52,299	278,083

$404,932	$196,321	$1,452,422	$393,512	$1,351,964	$394,377	$1,602,085

$383,356	$190,357	$1,401,925	$538,962	$1,477,985	$458,128	$2,086,835
19,148	4,004	165,682	5,171	46,404	6,511	24,999
(3,777)	1,400	(98,215)	(172,739)	(205,109)	(78,901)	(516,348)
6,205	560	(16,970)	22,118	32,684	8,639	6,599
$404,932	$196,321	$1,452,422	$393,512	$1,351,964	$394,377	$1,602,085

$5,090	$24,117	$60,241	$63,897	$83,042	$75,423	$177,651
NA	2,338	3,218	NA	5,635	4,288	NA
1,039	9,754	30,460	19,329	52,092	19,000	26,572
NA	NA	NA	NA	2,332	NA	NA
398,803	160,112	1,358,503	310,286	1,208,863	295,666	1,397,862

776	3,334	13,100	7,961	9,649	9,190	44,342
NA	336	736	NA	680	540	NA
162	1,404	6,969	2,505	6,211	2,393	6,754
NA	NA	NA	NA	266	NA	NA

$6.56	$7.23	$4.60	$8.03	$8.61	$8.21	$4.01
NA	6.96	4.37	NA	8.28	7.93	NA
6.42	6.95	4.37	7.72	8.39	7.94	3.93
NA	NA	NA	NA	8.76	NA	NA

$255,073	$159,105	$1,721,962	$231,201	$905,682	$295,935	$1,400,186
$114,659	$53,220	$94,383	$117,385	$397,596	$105,784	$284,442
$40,794	$695	$3,300	$53,822	$63,587	$12,100	$495
$31	$1,690	$107	$11	$143	$0	$336
$0	$0	$0	$0	$0	$1,599	$0
$4,224	$50,186	$0	$4,896	$2,131	$4,599	$13,248
$985	$575	$1,313	$934	$845	$905	$6,229

Annual Report	March 31, 2011	37

Consolidated Statements of Assets and Liabilities

March 31, 2011

(Amounts in thousands, except per share amounts)	PIMCO Commodities- PLUS™ Short Strategy Fund	PIMCO Commodities- PLUS™ Strategy Fund	PIMCO Commodity- RealReturn Strategy Fund®	PIMCO Global Multi-Asset Fund

Assets:
Investments, at value	$2,512	$1,332,454	$27,820,946	$1,570,743
Investments in Affiliates, at value	1,203	549,134	924,802	2,397,309
Repurchase agreements, at value	1,166	247,432	1,387,682	210,523
Cash	1	0	0	229
Deposits with counterparty	7	0	21	5
Foreign currency, at value	0	4,656	5,890	174
Receivable for investments sold	100	72,978	838,000	64,561
Receivable for Fund shares sold	0	22,814	76,671	28,615
Interest and dividends receivable	7	3,674	116,313	5,441
Dividends receivable from Affiliates	0	136	57	4,052
Variation margin receivable	1	2,280	3,834	3,308
Swap premiums paid	2	1,721	60,195	6,705
Unrealized appreciation on foreign currency contracts	0	3,878	35,336	16,589
Unrealized appreciation on swap agreements	1	72,089	587,868	9,643
Other assets	0	0	112	0
	5,000	2,313,246	31,857,727	4,317,897

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$290,500	$0
Payable for investments purchased	0	17,494	258,358	2,996
Payable for investments in Affiliates purchased	0	136	57	3,940
Payable for investments purchased on a delayed-delivery basis	0	0	2,697,340	0
Payable for short sales	0	0	184,677	2,005
Deposits from counterparty	0	45,202	749,461	34,715
Payable for Fund shares redeemed	0	2,915	24,655	7,389
Overdraft due to custodian	0	100	544	0
Written options outstanding	7	1,382	66,185	4,800
Accrued related party fees	4	1,259	20,103	3,243
Variation margin payable	0	2,994	0	368
Swap premiums received	5	331	11,602	3,616
Unrealized depreciation on foreign currency contracts	0	3,387	41,248	16,460
Unrealized depreciation on swap agreements	109	36,315	20,381	5,291
Other liabilities	0	1	680	0
	125	111,516	4,365,791	84,823

Net Assets	$4,875	$2,201,730	$27,491,936	$4,233,074

Net Assets Consist of:
Paid in capital	$4,885	$1,854,510	$22,002,614	$3,932,265
Undistributed net investment income	110	300,475	4,546,441	33,418
Accumulated undistributed net realized gain (loss)	(14)	(477)	(119,497)	34,595
Net unrealized appreciation (depreciation)	(106)	47,222	1,062,378	232,796
	$4,875	$2,201,730	$27,491,936	$4,233,074

Net Assets:
Class A	$152	$10,128	$2,886,760	$1,030,403
Class B	NA	NA	100,191	NA
Class C	32	8,842	1,167,646	714,316
Class R	NA	35	4,596	11,560
Other Classes	4,691	2,182,725	23,332,743	2,476,795

Shares Issued and Outstanding:
Class A	20	698	302,612	86,044
Class B	NA	NA	10,682	NA
Class C	4	613	124,793	60,187
Class R	NA	2	485	969

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Class A	$7.78	$14.50	$9.54	$11.97
Class B	NA	NA	9.38	NA
Class C	7.75	14.43	9.36	11.87
Class R	NA	14.48	9.48	11.93

Cost of Investments	$2,507	$1,324,807	$27,303,940	$1,482,065
Cost of Investments in Affiliates	$1,203	$549,098	$924,802	$2,265,075
Cost of Repurchase Agreements	$1,166	$247,432	$1,387,682	$210,523
Cost of Foreign Currency Held	$0	$4,645	$5,896	$168
Proceeds Received on Short Sales	$0	$0	$184,464	$2,004
Premiums Received on Written Options	$5	$2,243	$48,647	$3,424

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund	PIMCO Fundamental Advantage Total Return Strategy Fund	PIMCO Fundamental IndexPLUS™ TR Fund	PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

Investment Income:
Interest, net of foreign taxes*	$0	$0	$99,313	$9,670	$4,835
Dividends	0	0	2,285	302	45
Dividends from Affiliate investments	1,481,013	630,375	4,669	166	221
Miscellaneous income	0	0	1	0	0
Total Income	1,481,013	630,375	106,268	10,138	5,101

Expenses:
Investment advisory fees	30,955	14,766	29,572	1,637	815
Supervisory and administrative fees	21,410	16,055	12,035	1,111	538
Distribution fees - Class B	818	0	0	0	0
Distribution fees - Class C	9,601	8,048	126	76	5
Distribution fees - Class R	60	0	0	0	0
Servicing fees - Class A	3,695	4,008	158	81	10
Servicing fees - Class B	273	0	0	0	0
Servicing fees - Class C	3,200	2,683	42	25	2
Servicing fees - Class R	60	0	0	0	0
Distribution and/or servicing fees - Other Classes	542	0	0	0	0
Trustees’ fees	0	0	16	1	0
Interest expense	61	22,736	177	19	18
Miscellaneous expense	0	0	28	2	1
Total Expenses	70,675	68,296	42,154	2,952	1,389
Waiver and/or Reimbursement by PIMCO	(11,018)	0	0	0	0
Net Expenses	59,657	68,296	42,154	2,952	1,389

Net Investment Income	1,421,356	562,079	64,114	7,186	3,712

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	0	0	(4,064)	2,747	(614)
Net realized gain (loss) on Affiliate investments	343,466	(54,587)	533	25	(3)
Net capital gain distributions received from Underlying Funds	88,218	46,488	0	0	0
Net realized gain on futures contracts, written options and swaps	0	0	216,579	58,506	36,034
Net realized gain (loss) on foreign currency transactions	0	0	5,100	(311)	211
Net change in unrealized appreciation on investments	0	0	58,956	5,184	2,474
Net change in unrealized appreciation on Affiliate investments	468,983	109,051	217	8	14
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	0	(22,857)	(4,400)	1,385
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	3,111	(47)	480
Net Gain	900,667	100,952	257,575	61,712	39,981

Net Increase in Net Assets Resulting from Operations	$2,322,023	$663,031	$321,689	$68,898	$43,693

* Foreign tax withholdings	$0	$0	$0	$14	$1

Annual Report	March 31, 2011	39

Statements of Operations (Cont.)

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	PIMCO RealEstate- RealReturn Strategy Fund	PIMCO Small Cap StocksPLUS® TR Fund	PIMCO StocksPLUS® Fund	PIMCO StocksPLUS® Total Return Fund	PIMCO StocksPLUS® TR Short Strategy Fund

Investment Income:
Interest, net of foreign taxes*	$7,982	$16,169	$6,338	$17,814	$7,705	$38,165
Dividends	148	22	15	762	257	1,239
Dividends from Affiliate investments	93	181	229	754	277	1,768
Miscellaneous income	1	0	0	0	0	0
Total Income	8,224	16,372	6,582	19,330	8,239	41,172

Expenses:
Investment advisory fees	950	2,911	1,082	2,419	1,104	6,924
Supervisory and administrative fees	870	1,763	778	2,619	1,039	5,102
Distribution fees - Class B	21	24	0	48	38	0
Distribution fees - Class C	53	140	55	215	85	256
Distribution fees - Class R	0	0	0	6	0	0
Servicing fees - Class A	45	107	79	161	127	556
Servicing fees - Class B	7	8	0	16	13	0
Servicing fees - Class C	18	47	18	107	28	85
Servicing fees - Class R	0	0	0	6	0	0
Distribution and/or servicing fees - Other Classes	0	0	0	7	0	0
Trustees’ fees	1	2	1	3	1	6
Interest expense	23	104	63	30	9	27
Miscellaneous expense	2	2	1	5	1	8
Total Expenses	1,990	5,108	2,077	5,642	2,445	12,964

Net Investment Income	6,234	11,264	4,505	13,688	5,794	28,208

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	7,149	25,344	7,612	(5,489)	1,836	(3,559)
Net realized gain on Affiliate investments	26	28	31	67	13	132
Net realized gain (loss) on futures contracts, written options and swaps	22,561	181,048	30,133	180,209	56,043	(350,212)
Net realized gain (loss) on foreign currency transactions	(18,970)	(1,978)	(580)	(367)	730	2,726
Net change in unrealized appreciation on investments	7,576	8,567	2,107	19,597	1,097	17,912
Net change in unrealized appreciation (depreciation) on Affiliate investments	1	0	15	44	(3)	42
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(403)	(37,502)	6,213	(5,159)	(3,999)	(7,199)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,228)	(315)	247	1,139	288	161
Net Gain (Loss)	15,712	175,192	45,778	190,041	56,005	(339,997)

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,946	$186,456	$50,283	$203,729	$61,799	$(311,789)

* Foreign tax withholdings	$0	$5	$0	$0	$2	$2

40	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Statements of Operations

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Commodities- PLUS™ Short Strategy Fund (1)	PIMCO Commodities- PLUS™ Strategy Fund (2)	PIMCO Commodity- RealReturn Strategy Fund®	PIMCO Global Multi-Asset Fund

Investment Income:
Interest, net of foreign taxes*	$22	$7,051	$476,725	$18,464
Dividends	0	0	665	11,691
Dividends from Affiliate investments	3	628	519	105,088
Miscellaneous income	0	0	11	0
Total Income	25	7,679	477,920	135,243

Expenses:
Investment advisory fees	22	4,027	116,522	25,766
Supervisory and administrative fees	10	2,021	71,111	7,091
Distribution fees - Class B	0	0	724	0
Distribution fees - Class C	0	10	6,447	3,622
Distribution fees - Class R	0	0	2	13
Servicing fees - Class A	0	3	5,285	1,825
Servicing fees - Class B	0	0	241	0
Servicing fees - Class C	0	3	2,149	1,207
Servicing fees - Class R	0	0	2	13
Distribution and/or servicing fees - Other Classes	0	0	2,589	0
Trustees’ fees	0	1	72	4
Organization expense	22	41	0	0
Interest expense	0	27	3,426	34
Miscellaneous expense	0	4	122	68
Total Expenses	54	6,137	208,692	39,643
Waiver and/or Reimbursement by PIMCO	(26)	(889)	(25,386)	(12,185)
Net Expenses	28	5,248	183,306	27,458

Net Investment Income (Loss)	(3)	2,431	294,614	107,785

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	(20)	1,435	653,765	49,398
Net realized gain (loss) on Affiliate investments	(1)	70	12	564
Net capital gain distributions received from Underlying Funds	0	0	0	4,582
Net realized gain (loss) on futures contracts, written options and swaps	(1,494)	302,461	5,028,758	100,418
Net realized gain (loss) on foreign currency transactions	0	(1,301)	11,612	(7,135)
Net change in unrealized appreciation on investments	5	7,647	214,902	52,110
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	36	(3)	82,756
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(111)	39,058	493,760	3,192
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	481	(31,502)	310
Net Gain (Loss)	(1,621)	349,887	6,371,304	286,195

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,624)	$352,318	$6,665,918	$393,980

* Foreign tax withholdings	$0	$1	$2	$0

(1)	Period from August 17, 2010 to March 31, 2011.
(2)	Period from May 28, 2010 to March 31, 2011.

Annual Report	March 31, 2011	41

Statements of Changes in Net Assets

	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund		PIMCO Fundamental Advantage Total Return Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$1,421,356	$1,074,165	$562,079	$227,075	$64,114	$19,189
Net realized gain	0	0	0	0	217,615	99,123
Net realized gain (loss) on Affiliate investments	343,466	(510,408)	(54,587)	(10,945)	533	39
Net capital gain distributions received from Underlying Funds	88,218	64,575	46,488	24,937	0	0
Net change in unrealized appreciation (depreciation)	0	0	0	0	39,210	68,862
Net change in unrealized appreciation (depreciation) on Affiliate investments	468,983	2,612,670	109,051	177,036	217	(55)
Net increase resulting from operations	2,322,023	3,241,002	663,031	418,103	321,689	187,158

Distributions to Shareholders:
From net investment income
Class A	(110,483)	(79,724)	(112,081)	(53,407)	(9,443)	(1,188)
Class B	(6,418)	(9,785)	0	0	0	0
Class C	(87,638)	(65,694)	(70,546)	(30,218)	(2,161)	(315)
Class R	(1,942)	(441)	0	0	0	0
Other Classes	(1,161,041)	(880,212)	(354,324)	(138,551)	(556,733)	(275,944)
From net realized capital gains
Class A	0	0	(5,077)	0	0	(229)
Class B	0	0	0	0	0	0
Class C	0	0	(3,532)	0	0	(55)
Class R	0	0	0	0	0	0
Other Classes	0	0	(15,274)	0	0	(41,805)

Total Distributions	(1,367,522)	(1,035,856)	(560,834)	(222,176)	(568,337)	(319,536)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	5,189,479	1,573,610	6,261,915	2,365,405	1,736,647	3,278,785

Fund Redemption Fee	0	12	0	2	0	0

Total Increase (Decrease) in Net Assets	6,143,980	3,778,768	6,364,112	2,561,334	1,489,999	3,146,407

Net Assets:
Beginning of year	15,051,597	11,272,829	4,048,285	1,486,951	3,368,040	221,633
End of year*	$21,195,577	$15,051,597	$10,412,397	$4,048,285	$4,858,039	$3,368,040

* Including undistributed (overdistributed) net investment income of:	$113,691	$59,857	$32,098	$6,970	$184,933	$137,509

**	See note 12 in the Notes to Financial Statements.

42	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

PIMCO Fundamental IndexPLUS™ TR Fund		PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)		PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)		PIMCO RealEstateRealReturn Strategy Fund

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$7,186	$15,220	$3,712	$1,825	$6,234	$12,844	$11,264	$8,250
60,942	91,260	35,631	25,676	10,740	83,837	204,414	136,368
25	(4)	(3)	3	26	4	28	12
0	0	0	0	0	0	0	0
737	107,809	4,339	4,817	4,945	32,158	(29,250)	13,007

8	1	14	(3)	1	(1)	0	(1)
68,898	214,286	43,693	32,318	21,946	128,842	186,456	157,636

(8,405)	(4,634)	(330)	(1,144)	(5,939)	(1,996)	(9,561)	(4,854)
0	0	0	0	(730)	(651)	(752)	(507)
(2,480)	(2,255)	(57)	(237)	(2,370)	(716)	(4,110)	(1,626)
0	0	0	0	0	0	0	0
(62,817)	(90,317)	(24,914)	(15,139)	(41,813)	(35,343)	(113,600)	(16,638)

0	0	(30)	0	0	(305)	0	0
0	0	0	0	0	(111)	0	0
0	0	(6)	0	0	(116)	0	0
0	0	0	0	0	0	0	0
0	0	(3,144)	0	0	(5,659)	0	0

(73,702)	(97,206)	(28,481)	(16,520)	(50,852)	(44,897)	(128,023)	(23,625)

159,230	(419,889)	309,926	25,269	(4,684)	(85,869)	1,222,244	(134,482)

0	0	0	0	0	0	0	6

154,426	(302,809)	325,138	41,067	(33,590)	(1,924)	1,280,677	(465)

234,913	537,722	79,794	38,727	229,911	231,835	171,745	172,210
$389,339	$234,913	$404,932	$79,794	$196,321	$229,911	$1,452,422	$171,745

$44,729	$56,881	$19,148	$6,741	$4,004	$47,727	$165,682	$101,883

Annual Report	March 31, 2011	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Small Cap StocksPLUS® TR Fund		PIMCO StocksPLUS® Fund		PIMCO StocksPLUS® Total Return Fund		PIMCO StocksPLUS® TR Short Strategy Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,505	$6,231	$13,688	$7,462	$5,794	$7,320	$28,208	$9,513
Net realized gain (loss)	37,165	116,483	174,353	118,637	58,609	69,163	(351,045)	(152,808)
Net realized gain on Affiliate investments	31	13	67	32	13	11	132	27
Net change in unrealized appreciation (depreciation)	8,567	(8,169)	15,577	73,480	(2,614)	25,129	10,874	10,933
Net change in unrealized appreciation (depreciation) on Affiliate investments	15	(1)	44	6	(3)	1	42	(16)
Net increase (decrease) resulting from operations	50,283	114,557	203,729	199,617	61,799	101,624	(311,789)	(132,351)

Distributions to Shareholders:
From net investment income
Class A	(7,580)	(2,060)	(5,830)	(1,560)	(3,428)	(3,169)	(2,592)	(1,706)
Class B	0	0	(545)	(193)	(280)	(1,442)	0	0
Class C	(1,592)	(329)	(3,785)	(969)	(698)	(1,648)	(221)	(210)
Class R	0	0	(210)	(48)	0	0	0	0
Other Classes	(26,691)	(51,406)	(79,955)	(15,167)	(15,638)	(29,722)	(18,190)	(9,476)
From net realized capital gains
Class A	0	0	0	0	0	0	0	(8,863)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	0	0	0	(1,330)
Class R	0	0	0	0	0	0	0	0
Other Classes	0	0	0	0	0	0	0	(30,004)

Total Distributions	(35,863)	(53,795)	(90,325)	(17,937)	(20,044)	(35,981)	(21,003)	(51,589)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	207,592	(341,483)	450,135	368,272	128,402	28,142	889,627	1,106,874

Fund Redemption Fee	0	0	0	2	0	0	0	1

Total Increase (Decrease) in Net Assets	222,012	(280,721)	563,539	549,954	170,157	93,785	556,835	922,935

Net Assets:
Beginning of year	171,500	452,221	788,425	238,471	224,220	130,435	1,045,250	122,315
End of year*	$393,512	$171,500	$1,351,964	$788,425	$394,377	$224,220	$1,602,085	$1,045,250

* Including undistributed (overdistributed) net investment income of:	$5,171	$(2,332)	$46,404	$69,249	$6,511	$445	$24,999	$6,463

**	See note 12 in the Notes to Financial Statements.

44	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Commodities- PLUS™ Short Strategy Fund	PIMCO Commodities- PLUS™ Strategy Fund	PIMCO CommodityRealReturn Strategy Fund®		PIMCO Global Multi-Asset Fund

(Amounts in thousands)	Period from September 30, 2010 to March 31, 2011	Period from May 28, 2010 to March 31, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(3)	$2,431	$294,614	$411,150	$107,785	$24,960
Net realized gain (loss)	(1,514)	302,595	5,694,135	2,194,445	142,681	46,129
Net realized gain (loss) on Affiliate investments	(1)	70	12	0	564	13,317
Net capital gain distributions received from Underlying Funds	0	0	0	0	4,582	234
Net change in unrealized appreciation (depreciation)	(106)	47,186	677,160	755,747	55,612	38,174
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	36	(3)	4	82,756	53,284
Net increase (decrease) resulting from operations	(1,624)	352,318	6,665,918	3,361,346	393,980	176,098

Distributions to Shareholders:
From net investment income
Class A	0	(3)	(220,219)	(120,400)	(30,456)	(16,610)
Class B	0	0	(9,004)	(7,297)	0	0
Class C	0	0	(85,187)	(47,895)	(17,089)	(9,274)
Class R	0	0	(124)	0	(252)	(24)
Other Classes	0	(2,645)	(1,835,463)	(936,411)	(73,878)	(40,655)
From net realized capital gains
Class A	0	(2)	0	(19,988)	(15,288)	(4,581)
Class B	0	0	0	(1,384)	0	0
Class C	0	(4)	0	(8,963)	(10,079)	(2,670)
Class R	0	0	0	0	(132)	(6)
Other Classes	0	(2,445)	0	(159,530)	(32,563)	(10,925)

Total Distributions	0	(5,099)	(2,149,997)	(1,301,868)	(179,737)	(84,745)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	6,499	1,854,511	6,355,937	7,583,775	1,899,125	1,761,088

Fund Redemption Fee	0	0	0	119	0	0

Total Increase in Net Assets	4,875	2,201,730	10,871,858	9,643,372	2,113,368	1,852,441

Net Assets:
Beginning of year	0	0	16,620,078	6,976,706	2,119,706	267,265
End of year or period*	$4,875	$2,201,730	$27,491,936	$16,620,078	$4,233,074	$2,119,706

* Including undistributed (overdistributed) net investment income of:	$110	$300,475	$4,546,441	$1,381,485	$33,418	$(6,520)

**	See note 12 in the Notes to Financial Statements.

Annual Report	March 31, 2011	45

Statement of Cash Flows

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO All Asset All Authority Fund

Increase in Cash from:

Cash flows used for operating activities:

Net increase in net assets resulting from operations	$663,031

Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchases of long-term securities	(14,812,977)
Proceeds from sales of long-term securities	6,067,103
Proceeds from sales of short-term portfolio investments, net	(150,825)
Increase in receivable for investments sold	(35,715)
Increase in interest and dividends receivable	(18,034)
Increase in payable for investments purchased	98,101
Increase in related party fees	3,246
Change in unrealized appreciation on Affiliate investments	(109,051)
Net realized loss on Affiliate investments	54,587
Net cash used for operating activities	(8,240,534)

Cash flows received from financing activities:
Proceeds from shares sold	8,409,993
Payment on shares redeemed	(2,605,726)
Cash dividend paid*	(123,732)
Net borrowing of line of credit	2,560,000
Net cash received from financing activities	8,240,535

Net Increase in Cash	1

Cash:
Beginning of year	0
End of year	$1

* Reinvestment of dividends	$437,102

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$22,736

46	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 99.6%
PIMCO CommoditiesPLUS™ Strategy Fund	74,056,730	$1,077,526
PIMCO CommodityRealReturn Strategy Fund®	112,583,522	1,090,934
PIMCO Convertible Fund	61,563,609	885,285
PIMCO Developing Local Markets Fund	75,323,828	819,523
PIMCO Diversified Income Fund	76,210,662	876,423
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	133,849,752	1,504,471
PIMCO Emerging Local Bond Fund	14,998,013	160,779
PIMCO Emerging Markets Bond Fund	3,101,957	34,401
PIMCO EqS Emerging Markets Fund	3,875,969	40,194
PIMCO EqS Pathfinder Fund™	27,652,870	292,014
PIMCO Floating Income Fund	152,850,334	1,398,581
PIMCO Foreign Bond Fund (Unhedged)	14,447,314	154,008
PIMCO Fundamental Advantage Total Return Strategy Fund	644,758,530	2,843,385
PIMCO Fundamental IndexPLUS™ Fund	2,651,606	19,304
PIMCO Fundamental IndexPLUS™ TR Fund	15,637,032	92,884
PIMCO Global Advantage Strategy Bond Fund	44,263,613	499,294
PIMCO High Yield Fund	127,419,251	1,204,112
PIMCO High Yield Spectrum Fund	28,596,324	301,691
PIMCO Income Fund	183,094,540	2,072,630
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	10,430,260	77,288
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	15,580,930	103,457
PIMCO Investment Grade Corporate Bond Fund	95,078,418	1,004,979
PIMCO Long Duration Total Return Fund	472,950	5,084
PIMCO Long-Term Credit Fund	55,973,694	648,735
PIMCO Long-Term U.S. Government Fund	1,247,571	12,962
PIMCO Low Duration Fund	375,278	3,918
PIMCO Real Return Asset Fund	151,088,953	1,702,773
PIMCO Real Return Fund	27,489,644	315,856
PIMCO RealEstateRealReturn Strategy Fund	135,705,848	645,960
PIMCO Short-Term Fund	1,012,770	10,016
PIMCO Small Cap StocksPLUS® TR Fund	3,745,464	30,338
PIMCO StocksPLUS® Fund	1,569,850	14,019
PIMCO StocksPLUS® Total Return Fund	7,760,416	63,868
PIMCO Total Return Fund	1,059,678	11,529
PIMCO Unconstrained Bond Fund	98,201,826	1,096,914

Total Mutual Funds (Cost $19,921,761)		21,115,135

SHORT-TERM INSTRUMENTS 0.0%

PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.0%
	3,594	36

Total Short-Term Instruments (Cost $36)		36

Total Investments 99.6% (Cost $19,921,797)		$21,115,171

Other Assets and Liabilities (Net) 0.4%		80,406

Net Assets 100.0%		$21,195,577

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

See Accompanying Notes	Annual Report	March 31, 2011	47

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2011

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Mutual Funds	$21,115,135	$0	$0	$21,115,135
Short-Term Instruments
PIMCO Short-Term Floating NAV Portfolio	36	0	0	36

	$21,115,171	$0	$0	$21,115,171

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

48	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2011

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 128.6%
PIMCO CommoditiesPLUS™ Strategy Fund	52,909,559	$769,834
PIMCO CommodityRealReturn Strategy Fund®	77,965,336	755,484
PIMCO Convertible Fund	36,437,779	523,975
PIMCO Developing Local Markets Fund	72,251,913	786,101
PIMCO Diversified Income Fund	39,471,958	453,928
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	49,591,125	557,404
PIMCO Emerging Local Bond Fund	14,736,262	157,973
PIMCO Emerging Markets Bond Fund	8,721,354	96,720
PIMCO EqS Emerging Markets Fund	1,937,985	20,097
PIMCO EqS Pathfinder Fund™	11,796,312	124,569
PIMCO Floating Income Fund	78,128,090	714,872
PIMCO Foreign Bond Fund (Unhedged)	6,578,911	70,131
PIMCO Fundamental Advantage Total Return Strategy Fund	349,241,486	1,540,155
PIMCO Fundamental IndexPLUS™ Fund	175,688	1,279
PIMCO Fundamental IndexPLUS™ TR Fund	3,033,319	18,018
PIMCO Global Advantage Strategy Bond Fund	12,397,798	139,847
PIMCO High Yield Fund	100,387,296	948,660
PIMCO High Yield Spectrum Fund	12,229,979	129,026
PIMCO Income Fund	81,979,792	928,011
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	4,206,399	31,169
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	7,317,688	48,589
PIMCO Investment Grade Corporate Bond Fund	38,711,628	409,182
PIMCO Long Duration Total Return Fund	4,925,740	52,952
PIMCO Long-Term Credit Fund	14,879,491	172,453
PIMCO Long-Term U.S. Government Fund	591,229	6,143
PIMCO Low Duration Fund	2,027,441	21,167
PIMCO Real Return Asset Fund	73,425,878	827,510
PIMCO Real Return Fund	16,210,901	186,263
PIMCO RealEstateRealReturn Strategy Fund	114,830,506	546,593
PIMCO Short-Term Fund	2,555,405	25,274
PIMCO Small Cap StocksPLUS® TR Fund	14,623,481	118,450
PIMCO StocksPLUS® Fund	167,185	1,493
PIMCO StocksPLUS® Total Return Fund	315,603	2,597
PIMCO StocksPLUS® TR Short Strategy Fund	289,196,605	1,194,382
PIMCO Total Return Fund	19,049,897	207,263
PIMCO Unconstrained Bond Fund	71,611,625	799,902

Total Mutual Funds (Cost $13,235,310)		13,387,466

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2011	$146	146

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $150. Repurchase proceeds are $146.)

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 0.5%
	5,247,394	52,568

Total Short-Term Instruments (Cost $52,714)		52,714

Total Investments 129.1% (Cost $13,288,024)		$13,440,180

Other Assets and Liabilities (Net) (29.1%)		(3,027,783)

Net Assets 100.0%		$10,412,397

Notes to Schedule of Investments (amounts in thousands):

(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.

See Accompanying Notes	Annual Report	March 31, 2011	49

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

March 31, 2011

(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Mutual Funds	$13,387,466	$0	$0	$13,387,466
Short-Term Instruments
Repurchase Agreements	0	146	0	146
PIMCO Short-Term Floating NAV Portfolio	52,568	0	0	52,568

	$13,440,034	$146	$0	$13,440,180

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

50	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

American General Finance Corp.
7.250% due 04/21/2015		$13,100	$13,137

Total Bank Loan Obligations (Cost $13,291)			13,137

CORPORATE BONDS & NOTES 34.7%

BANKING & FINANCE 24.1%

Ally Financial, Inc.
5.375% due 06/06/2011		12,300	12,408
6.000% due 12/15/2011		12,700	13,018
6.000% due 05/23/2012		7,717	7,968
6.625% due 05/15/2012		7,500	7,763
6.875% due 09/15/2011		39,533	40,373
6.875% due 08/28/2012		6,000	6,330
7.500% due 09/15/2020		1,200	1,286
8.000% due 11/01/2031		4,000	4,453

American Express Co.
6.150% due 08/28/2017		2,100	2,350
7.000% due 03/19/2018		800	935

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		1,800	1,797

American General Capital II
8.500% due 07/01/2030		15,000	16,500

American General Institutional Capital B
8.125% due 03/15/2046		12,450	13,602

American International Group, Inc.
0.413% due 10/18/2011		6,500	6,472
1.179% due 04/26/2011	EUR	1,000	1,418
4.000% due 09/20/2011		900	1,282
4.950% due 03/20/2012		$500	515
5.850% due 01/16/2018		16,900	17,637
6.250% due 05/01/2036		9,500	9,449
6.400% due 12/15/2020		30,100	32,147

ANZ National International Ltd.
6.200% due 07/19/2013		900	982

Banco do Brasil S.A.
3.007% due 07/02/2014		4,700	4,744

Banco Santander Brasil S.A.
4.250% due 01/14/2016		5,000	5,012
4.500% due 04/06/2015		800	817

Banco Santander Chile
1.903% due 01/19/2016		3,500	3,490

Bank of America Corp.
1.723% due 01/30/2014		18,800	19,123
4.875% due 09/15/2012		2,350	2,461
6.500% due 08/01/2016		4,300	4,757
8.125% due 12/29/2049		500	538

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		4,400	4,519

Bank of Montreal
2.850% due 06/09/2015		2,500	2,521

Bank of Nova Scotia
1.650% due 10/29/2015		3,200	3,069

Bank of Scotland PLC
4.880% due 04/15/2011		18,900	18,916

Barclays Bank PLC
5.000% due 09/22/2016		5,500	5,829
10.000% due 05/21/2021	GBP	1,209	2,383
10.179% due 06/12/2021		$3,000	3,825
14.000% due 11/29/2049	GBP	1,000	2,102

BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,000	2,012
6.500% due 03/10/2021		4,100	4,067
7.250% due 04/22/2020		7,600	7,684

Bear Stearns Cos. LLC
6.400% due 10/02/2017		250	281

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/01/2018		$2,000	$2,330

BNP Paribas
0.703% due 04/08/2013		10,500	10,460

BPCE S.A.
2.375% due 10/04/2013		1,300	1,300
5.250% due 07/29/2049	EUR	2,000	2,593

CIT Group, Inc.
7.000% due 05/01/2013		$1,155	1,179
7.000% due 05/01/2014		3,200	3,268

Citigroup, Inc.
0.404% due 05/18/2011		10,500	10,501
0.434% due 03/16/2012		15,810	15,771
1.753% due 01/13/2014		8,100	8,235
2.312% due 08/13/2013		4,300	4,429
4.750% due 02/10/2019	EUR	2,000	2,712
5.100% due 09/29/2011		$7,300	7,450
5.300% due 10/17/2012		10,657	11,243
5.500% due 04/11/2013		8,640	9,244
5.500% due 10/15/2014		5,700	6,147
6.125% due 11/21/2017		3,600	3,922
6.500% due 08/19/2013		1,500	1,640

Comerica Bank
0.422% due 05/24/2011		3,100	3,100

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	8,800	12,637
11.000% due 06/29/2049		$14,300	18,681

Countrywide Financial Corp.
5.800% due 06/07/2012		6,215	6,538

Credit Agricole S.A.
8.375% due 10/29/2049		3,200	3,440

Credit Suisse AG
1.003% due 05/29/2049		4,100	3,283

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		3,800	3,761

Dexia Credit Local
0.710% due 03/05/2013		23,400	23,255
2.000% due 03/05/2013		50,920	50,551

Dexia Credit Local S.A.
0.959% due 09/23/2011		4,700	4,709

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		15,900	16,059
7.000% due 10/01/2013		8,600	9,282
7.250% due 10/25/2011		20,600	21,202
7.500% due 08/01/2012		15,900	16,953
9.875% due 08/10/2011		2,600	2,674

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	500	718

General Electric Capital Corp.
5.875% due 01/14/2038		$3,000	2,972

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		7,440	7,871

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		2,300	2,220
1.310% due 02/07/2014		25,000	25,203
1.407% due 01/30/2017	EUR	12,500	16,528
1.429% due 05/23/2016		2,300	3,080
6.150% due 04/01/2018		$2,300	2,493
6.250% due 09/01/2017		3,800	4,161
6.375% due 05/02/2018	EUR	400	611

ICICI Bank Ltd.
5.500% due 03/25/2015		$5,000	5,218
5.750% due 11/16/2020		4,600	4,579

ING Bank NV
1.107% due 03/30/2012		9,900	9,932
2.625% due 02/09/2012		12,400	12,612

International Lease Finance Corp.
0.633% due 07/01/2011		4,500	4,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.653% due 07/13/2012		$6,400	$6,270
1.468% due 08/15/2011	EUR	3,600	5,057
4.750% due 01/13/2012		$1,400	1,421
5.000% due 09/15/2012		5,386	5,496
5.400% due 02/15/2012		1,400	1,430
5.750% due 06/15/2011		3,400	3,430
6.750% due 09/01/2016		2,600	2,795

Intesa Sanpaolo SpA
2.712% due 02/24/2014		7,400	7,501

Itau Unibanco Holding S.A.
6.200% due 04/15/2020		12,500	12,883

JPMorgan Chase & Co.
1.057% due 09/30/2013		1,000	1,005
4.250% due 10/15/2020		1,800	1,721
7.900% due 04/29/2049		2,200	2,415

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		3,300	2,775

KeyBank N.A.
1.203% due 11/21/2011	EUR	800	1,122

LeasePlan Corp. NV
3.125% due 02/10/2012		100	143

Lehman Brothers Holdings, Inc.
3.375% due 01/26/2017 (a)		$900	233

Lloyds TSB Bank PLC
4.875% due 01/21/2016		3,800	3,918

Macquarie Bank Ltd.
3.300% due 07/17/2014		8,600	8,965

Macquarie Group Ltd.
7.300% due 08/01/2014		3,100	3,439

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		4,600	4,582
1.388% due 05/30/2014	EUR	1,900	2,607
6.875% due 04/25/2018		$8,700	9,661

MetLife of Connecticut Institutional Funding Ltd.
1.537% due 02/05/2016	EUR	300	401

Metropolitan Life Global Funding I
0.703% due 07/13/2011		$10,900	10,907

Morgan Stanley
0.783% due 10/15/2015		5,700	5,478
2.812% due 05/14/2013		400	414
4.100% due 01/26/2015		27,000	27,710
7.300% due 05/13/2019		100	113

MUFG Capital Finance 5 Ltd.
6.299% due 01/29/2049	GBP	14,610	22,558

Nationwide Building Society
6.250% due 02/25/2020		$4,300	4,477

Nomura Holdings, Inc.
5.000% due 03/04/2015		45,000	46,589

Nordea Bank AB
4.875% due 01/27/2020		10,000	10,237

Northern Rock Asset Management PLC
5.625% due 06/22/2017		3,800	3,934

Pacific Life Global Funding
0.539% due 06/22/2011		3,094	3,091

Pacific LifeCorp
6.000% due 02/10/2020		1,000	1,065

Pricoa Global Funding I
0.404% due 01/30/2012		900	896
0.508% due 09/27/2013		700	691

Principal Life Income Funding Trusts
5.550% due 04/27/2015		900	979

Qatari Diar Finance QSC
5.000% due 07/21/2020		8,800	8,733

Royal Bank of Scotland Group PLC
0.707% due 04/08/2011		7,000	7,000

See Accompanying Notes	Annual Report	March 31, 2011	51

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.450% due 10/20/2011		$2,800	$2,818
3.000% due 12/09/2011		52,600	53,551
4.875% due 08/25/2014		200	208
6.625% due 09/17/2018	GBP	9,000	15,254
6.990% due 10/29/2049 (a)		$17,000	15,279

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		19,000	18,829

SLM Corp.
0.603% due 01/27/2014		9,200	8,732
3.616% due 01/31/2014		900	883
5.000% due 10/01/2013		545	564
5.260% due 12/15/2011	AUD	11,000	11,108
5.450% due 04/25/2011		$600	601
6.250% due 01/25/2016		1,100	1,148

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049		800	944

Springleaf Finance Corp.
0.594% due 08/17/2011		3,200	3,139
4.125% due 11/29/2013	EUR	10,000	12,990
5.200% due 12/15/2011		$6,600	6,616
6.900% due 12/15/2017		175	161

State Bank of India
4.500% due 07/27/2015		4,800	4,897

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,292	5,235

SunTrust Bank
1.280% due 12/20/2011	EUR	2,900	4,082

Temasek Financial Ltd.
4.300% due 10/25/2019		$1,000	1,016

UBS AG
1.304% due 01/28/2014		1,000	1,010
1.412% due 02/23/2012		2,000	2,017
5.750% due 04/25/2018		400	431

Wachovia Corp.
0.433% due 10/15/2011		5,500	5,505
0.460% due 03/01/2012		15,200	15,222
0.580% due 06/15/2017		1,000	961
5.750% due 02/01/2018		1,000	1,102

Wells Fargo & Co.
7.980% due 03/29/2049		23,700	26,070

Wells Fargo Capital XIII
7.700% due 12/29/2049		6,100	6,314

Westpac Banking Corp.
0.783% due 07/16/2014		1,000	1,005

			1,169,911

INDUSTRIALS 7.1%

Alcoa, Inc.
6.150% due 08/15/2020		4,500	4,757

Altria Group, Inc.
4.125% due 09/11/2015		3,300	3,429

Amgen, Inc.
6.900% due 06/01/2038		2,600	3,079

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		25,300	25,519
4.125% due 01/15/2015		4,400	4,646
5.375% due 01/15/2020		4,400	4,724

BMW Finance NV
5.250% due 05/21/2012		2,800	2,940

Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		6,900	6,826
7.250% due 07/29/2019		4,700	5,429

Codelco, Inc.
7.500% due 01/15/2019		300	363

Continental Airlines, Inc.
6.750% due 09/15/2015		19,700	19,971

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSN Islands XI Corp.
6.875% due 09/21/2019		$1,100	$1,226

CSN Resources S.A.
6.500% due 07/21/2020		2,900	3,103

CVS Pass-Through Trust
6.943% due 01/10/2030		559	609

Daimler Finance North America LLC
5.750% due 09/08/2011		11,200	11,445
7.300% due 01/15/2012		3,700	3,887

Dell, Inc.
5.650% due 04/15/2018		1,600	1,761

Devon Financing Corp. ULC
6.875% due 09/30/2011		20,000	20,614

DISH DBS Corp.
7.750% due 05/31/2015		1,200	1,320

Dow Chemical Co.
4.850% due 08/15/2012		3,100	3,247
6.000% due 10/01/2012		10,170	10,879

Duke University
4.200% due 04/01/2014		900	964
5.150% due 04/01/2019		800	880

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		5,000	5,692

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		1,200	1,258
7.343% due 04/11/2013		100	110
8.146% due 04/11/2018		600	710
8.625% due 04/28/2034		3,300	4,087

Gerdau Holdings, Inc.
7.000% due 01/20/2020		7,700	8,566

Gerdau Trade, Inc.
5.750% due 01/30/2021		1,500	1,526

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,801

HCA, Inc.
7.875% due 02/15/2020		2,800	3,059
9.125% due 11/15/2014		8,073	8,507

Kraft Foods, Inc.
2.625% due 05/08/2013		3,500	3,582

Noble Group Ltd.
4.875% due 08/05/2015		1,200	1,244
6.750% due 01/29/2020		27,400	29,372

Norfolk Southern Corp.
5.750% due 04/01/2018		3,600	4,035

Northwest Airlines Pass-Through Trust
1.360% due 08/06/2011		7,333	7,085

Novatek Finance Ltd.
5.326% due 02/03/2016		1,600	1,651

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		11,700	12,387

Oracle Corp.
5.750% due 04/15/2018		2,700	3,023

Pearson Dollar Finance PLC
5.500% due 05/06/2013		1,700	1,821

Pemex Project Funding Master Trust
7.500% due 12/18/2013	GBP	200	353

Petrobras International Finance Co.
5.750% due 01/20/2020		$10,400	10,769
5.875% due 03/01/2018		2,300	2,446
7.875% due 03/15/2019		8,300	9,777
8.375% due 12/10/2018		2,400	2,903

Petroleos Mexicanos
5.500% due 01/21/2021		9,400	9,588
6.000% due 03/05/2020		3,700	3,946

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 05/03/2019	$1,100	$1,327

Philip Morris International, Inc.
6.375% due 05/16/2038	400	451

Quicksilver Resources, Inc.
11.750% due 01/01/2016	1,100	1,287

Reynolds American, Inc.
1.010% due 06/15/2011	3,100	3,102

Shell International Finance BV
5.500% due 03/25/2040	1,100	1,118

Southern Co.
5.300% due 01/15/2012	5,000	5,178

Suncor Energy, Inc.
6.100% due 06/01/2018	4,000	4,519

Telefonica Emisiones SAU
0.640% due 02/04/2013	3,000	2,974

Time Warner, Inc.
6.100% due 07/15/2040	20,600	20,215

Total Capital S.A.
4.450% due 06/24/2020	1,400	1,431

Transocean, Inc.
4.950% due 11/15/2015	1,700	1,797

Vale Overseas Ltd.
5.625% due 09/15/2019	3,100	3,259
6.875% due 11/10/2039	2,200	2,362

Volkswagen International Finance NV
0.757% due 10/01/2012	11,400	11,409

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	2,200	2,424

		346,769

UTILITIES 3.5%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	5,800	6,208
7.700% due 08/07/2013	2,500	2,801
8.700% due 08/07/2018	4,600	5,710

AT&T, Inc.
4.850% due 02/15/2014	8,500	9,190

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,800	6,525

Cleco Power LLC
6.000% due 12/01/2040	11,700	11,202

Commonwealth Edison Co.
6.150% due 03/15/2012	5,028	5,279

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	8,500	8,653

EDF S.A.
4.600% due 01/27/2020	1,100	1,122
5.500% due 01/26/2014	300	329
5.600% due 01/27/2040	15,000	15,001
6.500% due 01/26/2019	300	344
6.950% due 01/26/2039	300	350

El Paso Performance-Linked Trust
7.750% due 07/15/2011	7,700	7,848

NGPL PipeCo LLC
6.514% due 12/15/2012	9,000	9,639

NRG Energy, Inc.
7.375% due 02/01/2016	10,000	10,375

Public Service Electric & Gas Co.
5.000% due 08/15/2014	4,000	4,325
5.300% due 05/01/2018	1,100	1,209

Qtel International Finance Ltd.
3.375% due 10/14/2016	200	193
4.750% due 02/16/2021	500	468

52	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qwest Corp.
3.560% due 06/15/2013	$11,700	$12,256
7.875% due 09/01/2011	20,200	20,806

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	700	752

Telecom Italia Capital S.A.
0.913% due 07/18/2011	5,750	5,751

TNK-BP Finance S.A.
6.625% due 03/20/2017	4,900	5,255
7.250% due 02/02/2020	2,500	2,762
7.500% due 07/18/2016	2,300	2,588

Verizon Wireless Capital LLC
2.914% due 05/20/2011	6,077	6,097

Vodafone Group PLC
5.000% due 12/16/2013	5,400	5,857

		168,895

Total Corporate Bonds & Notes (Cost $1,629,833)		1,685,575

CONVERTIBLE BONDS & NOTES 0.5%

BANKING & FINANCE 0.0%

Boston Properties LP
2.875% due 02/15/2037	2,000	2,035

INDUSTRIALS 0.5%

Bristol-Myers Squibb Co.
0.000% due 09/15/2023	3,200	3,008

Chesapeake Energy Corp.
2.250% due 12/15/2038	1,200	1,108

Transocean, Inc.
1.500% due 12/15/2037	20,200	19,973

		24,089

Total Convertible Bonds & Notes (Cost $24,573)		26,124

MUNICIPAL BONDS & NOTES 3.1%

ALASKA 0.0%

Northern Alaska State Tobacco Securitization Corp. Revenue Bonds, Series 2006
5.000% due 06/01/2046	2,600	1,524

CALIFORNIA 1.2%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,300	1,302

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030	2,180	2,227
6.907% due 10/01/2050	1,600	1,606
6.918% due 04/01/2040	11,700	11,978

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	108
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,500	3,831
7.950% due 03/01/2036	8,500	9,092

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	$1,100	$1,097

California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	1,000	1,020

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	197
7.021% due 08/01/2040	500	491

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	1,988

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	4,000	4,155

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,600	1,676

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	1,200	1,258

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,300	1,218

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	2,500	2,525
6.583% due 05/15/2049	14,100	13,906

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	600	605

		60,494

GEORGIA 0.2%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,000	9,411

ILLINOIS 1.1%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	20,100	20,679

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,115

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	100	107
6.899% due 12/01/2040	1,600	1,571

Illinois State General Obligation Bonds, (BABs), Series 2010
5.663% due 02/01/2022	30,000	28,764

Illinois State Regional Transportation Authority Revenue Bonds, (NPFGC Insured), Series 2006
5.000% due 07/01/2025	500	502

		52,738

NEW JERSEY 0.1%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	100	71
5.000% due 06/01/2041	1,900	1,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$2,700	$2,906

		4,125

NEW YORK 0.1%

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
6.011% due 06/15/2042	1,000	1,024

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	1,600	1,648

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	1,533

		4,205

OHIO 0.2%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	3,990

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	7,800	5,191

		9,181

TEXAS 0.2%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	8,900	8,811

Total Municipal Bonds & Notes (Cost $151,863)		150,489

U.S. GOVERNMENT AGENCIES 14.7%

Fannie Mae
0.600% due 07/25/2037	10,911	10,909
0.630% due 07/25/2037	12,135	12,141
0.650% due 09/25/2035	9,696	9,689
0.660% due 09/25/2035	18,810	18,801
0.700% due 09/25/2035	5,454	5,458
0.970% due 06/25/2037	21,675	21,829
0.980% due 06/25/2040	109,782	110,552
0.990% due 03/25/2040	18,636	18,782
1.872% due 07/01/2035	963	992
2.122% due 03/01/2034	831	867
2.447% due 12/01/2034	962	1,008
4.000% due 09/01/2013 - 06/01/2025	1,439	1,482
4.500% due 01/01/2023 - 04/01/2041	35,235	36,105
5.000% due 02/01/2034 - 05/01/2041	195,848	204,267
5.500% due 09/01/2034 - 05/01/2041	71,540	76,457
5.500% due 11/01/2036 (g)	424	455
6.000% due 05/01/2036 - 05/01/2041	35,972	39,170
6.000% due 09/01/2036 - 11/01/2036 (g)	4,525	4,940
6.500% due 09/01/2036	1,644	1,860

Freddie Mac
0.865% due 07/15/2037	2,678	2,693
0.925% due 08/15/2037	2,656	2,672
0.955% due 08/15/2037	37,102	37,353
0.965% due 10/15/2037	9,511	9,577
0.975% due 05/15/2037 - 09/15/2037	40,676	40,958
4.500% due 04/01/2041	27,000	27,392
5.500% due 02/01/2040	9,753	10,407
6.500% due 05/01/2035	2,167	2,449

See Accompanying Notes	Annual Report	March 31, 2011	53

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.490% due 03/01/2028		$364	$388
6.020% due 08/01/2028		3,906	4,316

Total U.S. Government Agencies (Cost $710,088)			713,969

U.S. TREASURY OBLIGATIONS 4.1%

Treasury Inflation Protected Securities (c)
1.750% due 01/15/2028 (g)		12,928	13,188
2.000% due 01/15/2026 (g)		4,881	5,214
2.375% due 01/15/2025 (e)(g)		18,807	21,134
2.375% due 01/15/2027 (g)		10,373	11,553
2.500% due 01/15/2029 (e)(g)		47,381	53,730
3.625% due 04/15/2028 (g)		5,309	6,855
3.875% due 04/15/2029 (g)		65,899	88,269

Total U.S. Treasury Obligations (Cost $202,270)			199,943

MORTGAGE-BACKED SECURITIES 4.8%

American Home Mortgage Investment Trust
2.274% due 02/25/2044		33	32

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	2,690	3,811
2.491% due 05/16/2047		8,100	11,501

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049		$7,100	7,499

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		1,280	1,211

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019		7,620	7,507
5.201% due 12/11/2038		3,400	3,585

Chase Mortgage Finance Corp.
6.000% due 09/25/2036		6,718	6,473

Citigroup Mortgage Loan Trust, Inc.
5.349% due 08/25/2035		17,430	17,281

Commercial Mortgage Pass-Through Certificates
5.543% due 12/11/2049		11,900	12,660

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037		5,481	4,742

European Loan Conduit
1.243% due 05/15/2019	EUR	772	1,005

Extended Stay America Trust
2.950% due 11/05/2027		$15,499	15,243

First Horizon Asset Securities, Inc.
2.856% due 05/25/2034		232	222

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	3,430	5,260
1.156% due 01/20/2044		668	1,025
1.310% due 09/20/2044	EUR	427	579
1.392% due 01/20/2044		423	573

GS Mortgage Securities Corp. II
1.317% due 03/06/2020		$21,200	21,209

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	4,000	5,668

JPMorgan Alternative Loan Trust
6.050% due 11/25/2036		$5,690	3,711

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047		2,300	2,425
5.447% due 06/12/2047		6,305	6,488

JPMorgan Mortgage Trust
5.387% due 07/25/2035		8,149	8,177
5.515% due 07/27/2037		2,127	1,826
5.699% due 04/25/2036		23,355	19,335
5.750% due 01/25/2036		268	252

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
5.311% due 09/25/2035		$16,095	$14,751

Merrill Lynch Mortgage Trust
5.624% due 05/12/2039		1,398	1,433

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		600	648

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		1,103	1,021

Sequoia Mortgage Trust
5.486% due 09/20/2046		3,075	2,655

Structured Asset Securities Corp.
5.500% due 09/25/2035		3,400	3,152

Thornburg Mortgage Securities Trust
0.370% due 10/25/2046		990	981
1.796% due 03/25/2044		3,215	3,042
2.239% due 12/25/2044		4,065	4,012

WaMu Mortgage Pass-Through Certificates
2.580% due 01/25/2035		1,852	1,850
5.531% due 06/25/2037		2,978	2,412

Wells Fargo Mortgage-Backed Securities Trust
2.830% due 06/25/2035		2,671	2,672
2.867% due 12/25/2034		447	438
2.907% due 04/25/2036		26,247	24,299

Total Mortgage-Backed Securities (Cost $222,513)			232,666

ASSET-BACKED SECURITIES 4.6%

Access Group, Inc.
1.603% due 10/27/2025		2,710	2,739

Centurion CDO VII Ltd.
0.674% due 01/30/2016		15,640	14,970

Chase Issuance Trust
1.810% due 09/15/2015		5,400	5,571

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033		1,064	928

Citibank Omni Master Trust
2.355% due 05/16/2016		7,900	8,022
3.005% due 08/15/2018		28,800	30,526

Duane Street CLO
0.562% due 11/08/2017		54,050	51,876

GSC Partners CDO Fund Ltd.
0.763% due 12/16/2015		1,736	1,713

GSC Partners Gemini Fund Ltd.
0.953% due 10/10/2014		1,607	1,568

GSPA Monetization Trust
6.422% due 10/09/2029		7,086	6,763

Gulf Stream Compass CLO Ltd.
0.840% due 08/27/2015		4,313	4,235

Hillmark Funding
0.562% due 05/21/2021		5,000	4,652

HSBC Home Equity Loan Trust
0.404% due 03/20/2036		8,880	8,370

IXIS Real Estate Capital Trust
0.590% due 02/25/2036		2,560	2,291

Penta CLO S.A.
1.478% due 06/04/2024	EUR	1,452	1,858

Sagamore CLO Ltd.
0.843% due 10/15/2015		$4,109	3,994

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	20,685	28,173
1.803% due 04/25/2023		$5,485	5,668
3.500% due 08/17/2043		7,740	7,710
4.500% due 11/16/2043		3,549	3,450
6.255% due 07/15/2042		6,550	6,330

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Carolina Student Loan Corp.
1.060% due 03/02/2020		$3,100	$3,081
1.310% due 09/03/2024		1,400	1,388

Structured Asset Securities Corp.
0.360% due 01/25/2037		10,000	8,486

Wind River CLO Ltd.
0.639% due 12/19/2016		9,900	9,629

Total Asset-Backed Securities (Cost $224,255)			223,991

SOVEREIGN ISSUES 6.1%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	1,600	2,176
5.500% due 07/12/2020		$5,800	5,930
6.369% due 06/16/2018		7,000	7,648

Canada Government International Bond
1.500% due 12/01/2012	CAD	5,000	5,139
1.750% due 03/01/2013		19,400	19,986
2.000% due 12/01/2014		3,600	3,660
2.500% due 09/01/2013		10,500	10,958
3.000% due 12/01/2015		1,300	1,360
4.500% due 06/01/2015		1,700	1,889

Canada Housing Trust No. 1
2.450% due 12/15/2015		83,500	84,433
2.750% due 12/15/2015		1,800	1,844
3.350% due 12/15/2020		14,600	14,630
3.950% due 12/15/2011		1,500	1,576
4.000% due 06/15/2012		8,100	8,597
4.550% due 12/15/2012		13,900	14,993
4.800% due 06/15/2012		6,100	6,533

Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	9,600	7,467
4.000% due 01/29/2021		$6,400	5,852
4.125% due 09/09/2015		5,900	6,060
5.125% due 06/29/2020		11,900	12,034
5.875% due 01/14/2015		3,000	3,288
8.125% due 01/21/2014		12,200	13,990

Korea Development Bank
4.375% due 08/10/2015		8,000	8,304

Korea Housing Finance Corp.
4.125% due 12/15/2015		1,200	1,226

Mexico Government International Bond
6.000% due 06/18/2015	MXN	241,000	19,724
6.050% due 01/11/2040		$800	828

Province of Ontario Canada
1.375% due 01/27/2014		7,200	7,180
4.200% due 03/08/2018	CAD	600	642
4.200% due 06/02/2020		2,700	2,826
4.300% due 03/08/2017		2,000	2,167
4.400% due 06/02/2019		4,300	4,606
4.600% due 06/02/2039		2,700	2,812
5.500% due 06/02/2018		1,200	1,380

Province of Quebec Canada
4.500% due 12/01/2016		200	219

Russia Government International Bond
3.625% due 04/29/2015		$800	813

Societe Financement de l'Economie Francaise
0.503% due 07/16/2012		2,000	2,008

Total Sovereign Issues (Cost $288,154)			294,778

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Wells Fargo & Co.
7.500% due 12/31/2049		27,590	28,561

Total Convertible Preferred Securities (Cost $26,247)			28,561

54	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Farm Credit Bank
10.000% due 12/31/2049	7,400	$8,311

Total Preferred Securities (Cost $7,622)		8,311

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 31.1%

CERTIFICATES OF DEPOSIT 1.9%

Banco Bradesco S.A.
1.955% due 01/24/2013	$3,700	3,726

Banco Do Brasil S.A.
0.000% due 02/15/2012	25,200	25,389

Industrial & Commercial Bank of China Ltd.
0.750% due 08/18/2011	16,500	16,522

Intesa Sanpaolo SpA
2.375% due 12/21/2012	10,000	10,069

Itau Unibanco S.A.
1.450% due 06/13/2011	9,100	9,078
1.670% due 02/06/2012	19,900	19,610
1.700% due 09/12/2011	9,800	9,740

		94,134

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.7%

American Electric Power Co., Inc.
0.470% due 05/27/2011	$10,600	$10,592

Comcast Corp.
0.480% due 04/25/2011	3,500	3,499

Vodafone Group PLC
0.880% due 01/19/2012	19,100	18,995

		33,086

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 04/01/2011	1,910	1,910

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,950. Repurchase proceeds are $1,910.)

SHORT-TERM NOTES 1.2%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	14,500	14,210

Pacific Gas & Electric Co.
0.883% due 10/11/2011	44,800	44,795

		59,005

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.137% due 06/23/2011 -09/15/2011 (b)(e)(g)	$17,951	$17,941

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 26.8%
	130,058,539	1,302,926

Total Short-Term Instruments (Cost $1,508,165)		1,509,002

Total Investments 104.8% (Cost $5,008,874)		$5,086,546

Written Options (i) (0.5%) (Premiums $17,006)		(21,915)

Other Assets and Liabilities (Net) (4.3%)		(206,592)

Net Assets 100.0%		$4,858,039

Notes to Schedule of Investments (amounts in thousands *, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $9,782 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $17,955 at a weighted average interest rate of 0.000%. On March 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $200,257 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	6,873	$2,081
90-Day Eurodollar December Futures	Long	12/2012	322	(701)
90-Day Eurodollar June Futures	Long	06/2012	5,088	(1,313)
90-Day Eurodollar March Futures	Long	03/2012	17,070	725
90-Day Eurodollar September Futures	Long	09/2011	3,463	1,013
90-Day Eurodollar September Futures	Long	09/2012	1,094	(1,810)
E-mini S&P 500 Index June Futures	Short	06/2011	25,577	(19,339)
S&P 500 Index June Futures	Short	06/2011	2,065	(11,215)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	707	66
U.S. Treasury 10-Year Note June Futures	Short	06/2011	1,001	(415)

				$(30,908)

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	1.860%	$	10,000	$(388)	$(353)	$(35)
American International Group, Inc.	CITI	1.000%	03/20/2016	1.860%		9,900	(385)	(354)	(31)
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2016	1.050%		500	(1)	(6)	5
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%		500	1	(7)	8
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%		1,000	0	(16)	16
Brazil Government International Bond	CSFB	1.000%	06/20/2015	0.966%		7,300	13	(106)	119
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%		1,900	0	(24)	24
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%		3,400	6	(34)	40

See Accompanying Notes	Annual Report	March 31, 2011	55

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)			Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	DUB	1.000%	03/20/2016	1.081%	$		40,900	$(144)	$(138)	$(6)
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%			500	1	(7)	8
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%			3,000	5	(81)	86
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%			2,300	0	(23)	23
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%			2,600	0	(27)	27
Brazil Government International Bond	MSC	1.000%	06/20/2015	0.966%			800	1	(8)	9
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%			500	0	(5)	5
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%			700	11	8	3
China Government International Bond	BNP	1.000%	03/20/2016	0.677%			300	5	4	1
China Government International Bond	BOA	1.000%	06/20/2015	0.578%			3,100	55	52	3
China Government International Bond	CITI	1.000%	06/20/2015	0.578%			700	12	11	1
China Government International Bond	RBS	1.000%	06/20/2015	0.578%			1,400	25	24	1
France Government Bond	BCLY	0.250%	03/20/2016	0.724%			1,000	(22)	(37)	15
France Government Bond	BOA	0.250%	03/20/2016	0.724%			1,600	(36)	(65)	29
France Government Bond	CSFB	0.250%	03/20/2016	0.724%			41,100	(919)	(1,265)	346
France Government Bond	DUB	0.250%	03/20/2016	0.724%			500	(11)	(20)	9
France Government Bond	GSC	0.250%	12/20/2015	0.693%			700	(14)	(14)	0
France Government Bond	MSC	0.250%	03/20/2016	0.724%			500	(11)	(17)	6
France Government Bond	RBS	0.250%	12/20/2015	0.693%			1,300	(26)	(26)	0
France Government Bond	RBS	0.250%	03/20/2016	0.724%			500	(11)	(17)	6
France Government Bond	UBS	0.250%	03/20/2016	0.724%			2,000	(45)	(81)	36
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%			6,800	(22)	(135)	113
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%			10,500	1,493	374	1,119
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.216%			600	(5)	(14)	9
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%			600	1	8	(7)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%			1,200	3	11	(8)
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%			300	(5)	(9)	4
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%			300	(5)	(9)	4
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%			400	(7)	(12)	5
Merrill Lynch & Co., Inc.	BNP	1.000%	09/20/2011	0.289%			400	1	(1)	2
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	1.307%			1,600	(22)	(34)	12
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%			8,000	(123)	(525)	402
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%			12,400	(190)	(735)	545
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%			1,600	7	(36)	43
Mexico Government International Bond	BCLY	1.000%	03/20/2016	1.021%			17,400	(12)	(84)	72
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%			300	1	(4)	5
Mexico Government International Bond	CITI	1.000%	03/20/2015	0.890%			1,600	7	(37)	44
Mexico Government International Bond	CITI	1.000%	09/20/2015	0.956%			800	2	(12)	14
Mexico Government International Bond	DUB	1.000%	03/20/2015	0.890%			900	4	(21)	25
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%			24,600	(17)	(119)	102
Mexico Government International Bond	RBS	1.000%	09/20/2015	0.956%			1,900	4	(22)	26
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%			400	1	(6)	7
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%			4,000	(82)	(149)	67
Republic of Italy Government Bond	CITI	1.000%	03/20/2016	1.456%			22,800	(472)	(812)	340
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%			700	(15)	(27)	12
Republic of Italy Government Bond	RBS	1.000%	03/20/2016	1.456%			26,500	(549)	(955)	406
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%			800	(46)	(52)	6
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%			700	(41)	(46)	5
U.S. Treasury Notes	UBS	0.250%	09/20/2015	0.351%		EUR	16,200	(97)	(242)	145
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%	$		1,000	22	20	2
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%			5,000	112	115	(3)
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%			4,200	94	18	76
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%			3,700	84	42	42
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%			200	4	2	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%			15,600	352	68	284

								$(1,396)	$(6,072)	$4,676

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	63,500	$7,673	$7,853	$(180)
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		700	85	91	(6)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		2,400	290	313	(23)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		200	24	25	(1)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		8,400	1,015	1,030	(15)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		1,600	194	181	13
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		22,000	2,658	2,561	97
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		10,300	1,355	1,360	(5)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		1,100	145	144	1
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		22,200	2,921	2,873	48
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		8,500	1,118	1,130	(12)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		3,300	434	388	46

56	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	$	20,600	$2,711	$2,532	$179
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		10,500	1,382	1,367	15
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		3,300	434	458	(24)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		800	113	109	4
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		200	7	8	(1)
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		28,400	985	508	477
CDX.IG-9 5-Year Index 30-100%	BCLY	0.757%	12/20/2012		482	6	0	6
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		2,315	26	0	26
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	10	0	10
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		23,000	172	48	124

						$23,758	$22,979	$779

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$3	$0	$3
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	2	0	2
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	5	0	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		1,600	11	3	8
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		7,800	49	13	36
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		18,100	114	26	88
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		30,100	319	36	283
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		28,000	297	14	283
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		10,300	96	44	52
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		9,400	37	0	37
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		5,800	25	0	25
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		5,900	26	(1)	27
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		1,000	10	5	5
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		3,000	23	6	17
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		8,900	25	1	24
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		6,700	11	(5)	16
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		20,100	66	5	61
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		22,800	75	25	50
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		42,800	111	66	45
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		15,700	41	0	41
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		10,500	37	(15)	52
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		3,400	(4)	4	(8)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		3,800	(3)	4	(7)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		6,200	27	10	17
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		8,600	11	25	(14)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		2,600	14	6	8
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		21,800	157	88	69
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		152,000	1,115	(89)	1,204
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		36,700	323	85	238
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		3,200	29	11	18
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		98,300	653	148	505
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		100	1	0	1
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		24,500	260	0	260
Pay	1-Year BRL-CDI	12.830%	01/02/2013	HSBC		25,700	282	0	282
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		12,000	(59)	(1)	(58)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		3,600	(2)	16	(18)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		2,900	5	0	5
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		6,100	22	(1)	23
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		3,000	13	8	5
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	6	3	3
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		1,500	14	10	4
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		4,400	48	35	13

See Accompanying Notes	Annual Report	March 31, 2011	57

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	5,600	$84	$3	$81
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		6,300	96	3	93
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		3,700	51	82	(31)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		1,700	24	75	(51)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		1,900	27	83	(56)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		6,700	95	242	(147)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		1,300	18	41	(23)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		8,300	118	231	(113)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		700	10	13	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		1,500	21	68	(47)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		8,200	117	122	(5)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		37,200	528	841	(313)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		45,500	647	1,025	(378)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	19,600	(131)	(47)	(84)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		15,200	(102)	(89)	(13)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	19,100	(1)	(1)	0
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		74,900	114	(5)	119
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		20,000	31	(1)	32
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		233,100	360	(2)	362

							$6,402	$3,269	$3,133

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	eRAFI 1000 Index	91,783	1-Month USD-LIBOR plus a specified spread	$	11,668	07/15/2011	BOA	$(405)
Receive	eRAFI 1000 Index	10,217,314	1-Month USD-LIBOR plus a specified spread		1,298,860	07/15/2011	BOA	45,149
Pay (6)	S&P 500 Index	536,001	0.243%		1,159,938	07/15/2011	BOA	(40,298)
Receive	eRAFI 1000 Index	3,711,932	1-Month USD-LIBOR plus a specified spread		471,873	10/17/2011	BOA	16,398
Receive	eRAFI 1000 Index	4,527,662	1-Month USD-LIBOR plus a specified spread		575,572	01/13/2012	BOA	19,996
Pay (6)	S&P 500 Index	264,285	0.293%		571,929	01/13/2012	BOA	(19,858)
Receive	eRAFI 1000 Index	248,000	1-Month USD-LIBOR plus a specified spread		32,543	02/29/2012	BOA	74
Receive	eRAFI 1000 Index	2,667,280	1-Month USD-LIBOR plus a specified spread		350,000	02/29/2012	CITI	826
Receive	eRAFI 1000 Index	2,107,155	1-Month USD-LIBOR plus a specified spread		276,500	08/31/2011	CSFB	630
Receive	eRAFI 1000 Index	7,480,486	1-Month USD-LIBOR plus a specified spread		950,945	01/13/2012	CSFB	33,025
Pay (6)	S&P 500 Index	436,644	0.323%		944,926	01/13/2012	CSFB	(32,799)
Receive	eRAFI 1000 Index	3,882,954	1-Month USD-LIBOR plus a specified spread		509,520	06/30/2011	JPM	1,160
Receive	eRAFI 1000 Index	4,264,799	1-Month USD-LIBOR plus a specified spread		559,626	02/29/2012	JPM	1,274

								$25,172

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(6)	At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	399	$180	$(219)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	551	258	(130)
Put - CBOT U.S. Treasury 10-Year Note May Futures	118.500	04/21/2011	14	5	(9)
Call - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2011	14	6	0
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	682	543	(516)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	841	527	(165)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	841	359	(454)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	142	479	(64)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	142	355	(380)

				$2,712	$(1,937)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	62,300	$128	$(257)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		71,700	409	(971)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		80,900	305	(697)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		57,900	487	(845)

58	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	7,000	$48	$(102)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		51,500	306	(752)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		27,500	170	(401)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		250,100	1,973	(3,651)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		14,700	131	(188)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		72,900	686	(933)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,900	428	(498)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		72,200	749	(1,125)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		22,500	245	(288)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		50,300	527	(644)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		55,100	540	(859)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		89,800	668	(1,150)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		34,200	846	(1,035)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,400	286	(345)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		6,100	86	(40)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		11,300	157	(74)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		5,700	78	(38)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		91,700	637	(10)
Call -OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		20,300	53	(7)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		20,300	108	(126)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		5,700	78	(38)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		7,300	44	(1)
Call -OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		12,200	48	(4)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		12,200	49	(76)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		13,000	184	(86)

								$10,454	$(15,241)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011	$	2,000	$10	$(6)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		8,300	18	(19)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		8,300	34	(24)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		5,000	16	(9)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		5,000	16	(5)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011		4,200	19	(17)

							$113	$(80)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$	3,500	$14	$(2)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	31,700	$167	$(266)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		29,500	150	(247)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		101,500	1,128	(1,795)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		80,800	879	(1,425)

						$2,324	$(3,733)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$39,800	$337	$(221)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	79,100	706	(453)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	10,700	138	(66)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	14,400	108	(102)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	10,200	100	(80)

						$1,389	$(922)

See Accompanying Notes	Annual Report	March 31, 2011	59

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	1,485	$1,270,900	EUR	0	$10,249
Sales	9,357	2,427,300		87,400	27,738
Closing Buys	(6,974)	(1,507,600)		(87,400)	(17,758)
Expirations	(242)	(95,100)		0	(1,571)
Exercised	0	(384,800)		0	(1,652)

Balance at 03/31/2011	3,626	$1,710,700	EUR	0	$17,006

(j)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2041	$10,500	$10,701	$(10,671)
Fannie Mae	5.000%	03/01/2041	3,000	3,141	(3,144)
Fannie Mae	5.000%	04/01/2041	13,500	14,122	(14,122)

				$27,964	$(27,937)

(k)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,969	04/2011	WBC	$213	$0	$213
Buy	BRL	164,709	04/2011	BCLY	3,803	0	3,803
Sell		164,709	04/2011	HSBC	0	(2,315)	(2,315)
Buy		164,709	06/2011	HSBC	2,385	0	2,385
Buy		1,675	09/2011	BOA	92	0	92
Buy		1,488	09/2011	MSC	81	0	81
Sell	CAD	19,765	06/2011	BNP	0	(128)	(128)
Sell	CHF	1,970	05/2011	BNP	0	(48)	(48)
Buy		2,157	05/2011	BOA	36	0	36
Buy		925	05/2011	MSC	17	0	17
Buy	CNY	68,407	04/2011	BCLY	119	0	119
Buy		56,409	04/2011	DUB	214	0	214
Buy		35,285	04/2011	HSBC	59	0	59
Sell		80,000	04/2011	JPM	0	(24)	(24)
Buy		9,977	04/2011	MSC	18	0	18
Sell		90,078	04/2011	RBS	0	(29)	(29)
Buy		180	11/2011	BCLY	0	0	0
Buy		1,080	11/2011	CITI	1	0	1
Buy		667	11/2011	JPM	0	(1)	(1)
Buy		80,000	02/2013	JPM	7	0	7
Buy		90,078	02/2013	RBS	23	0	23
Sell	EUR	1,784	04/2011	BOA	0	(68)	(68)
Buy		663	04/2011	CITI	12	0	12
Sell		42,431	04/2011	CITI	0	(2,824)	(2,824)
Sell		2,800	04/2011	DUB	0	(143)	(143)
Sell		4,838	04/2011	JPM	0	(301)	(301)
Sell		231	04/2011	MSC	0	(4)	(4)
Buy		1,666	04/2011	RBC	46	0	46
Sell		56,180	04/2011	UBS	0	(2,986)	(2,986)
Sell	GBP	15,730	06/2011	CITI	18	0	18
Sell		15,730	06/2011	CSFB	26	0	26
Buy	IDR	13,239,600	04/2011	BCLY	20	0	20
Buy		7,170,540	04/2011	CITI	43	0	43
Sell		18,000,000	04/2011	CITI	0	(2)	(2)
Buy		28,457,700	04/2011	JPM	68	0	68
Buy		2,763,000	04/2011	MSC	17	0	17
Buy		10,659,956	07/2011	BCLY	69	0	69
Buy		4,536,000	07/2011	BNP	37	0	37
Buy		34,633,100	07/2011	CITI	191	0	191
Buy		28,446,050	07/2011	HSBC	217	0	217
Buy		12,781,000	07/2011	JPM	64	0	64
Buy		4,063,500	07/2011	RBS	33	0	33
Buy		24,784,000	10/2011	DUB	116	0	116
Buy		52,323,250	10/2011	RBS	219	0	219
Buy		18,000,000	01/2012	CITI	5	0	5
Buy	INR	204,444	05/2011	BCLY	121	0	121
Buy		23,225	05/2011	BOA	19	0	19
Buy		264,438	05/2011	JPM	199	0	199
Buy		96,846	05/2011	MSC	65	0	65

60	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	138,183	08/2011	HSBC	$65	$0	$65
Buy		219,828	08/2011	MSC	149	0	149
Buy		44,818	08/2011	RBS	21	0	21
Sell	JPY	1,310,580	04/2011	CITI	586	0	586
Buy	KRW	862,100	05/2011	BCLY	15	0	15
Buy		796,810	05/2011	BOA	25	0	25
Buy		5,087,940	05/2011	CITI	108	0	108
Buy		803,283	05/2011	GSC	16	0	16
Buy		1,258,500	05/2011	HSBC	38	0	38
Buy		28,115,406	05/2011	JPM	1,108	0	1,108
Buy		16,624,720	05/2011	MSC	330	0	330
Buy		1,144,000	05/2011	RBS	30	0	30
Buy		1,045,350	05/2011	UBS	51	0	51
Buy		856,520	08/2011	CITI	15	0	15
Buy		766,564	08/2011	GSC	14	0	14
Buy		550,140	08/2011	MSC	9	0	9
Buy		690,000	08/2011	RBS	6	0	6
Buy	MXN	14,354	07/2011	CITI	16	0	16
Buy		470,753	07/2011	DUB	872	0	872
Buy		85,508	07/2011	HSBC	129	0	129
Buy		12,251	07/2011	MSC	21	0	21
Buy		11,016	07/2011	UBS	18	0	18
Buy	MYR	4,400	08/2011	BCLY	26	0	26
Buy		8,420	08/2011	CITI	45	0	45
Buy		2,407	08/2011	HSBC	11	0	11
Buy		1,400	08/2011	JPM	7	0	7
Buy	NOK	7,272	05/2011	BCLY	17	0	17
Buy		1,118	05/2011	RBS	5	0	5
Buy	PHP	8,496	04/2011	BCLY	0	(4)	(4)
Buy		30,800	04/2011	BOA	10	0	10
Buy		39,163	04/2011	CITI	4	(1)	3
Sell		33,000	04/2011	HSBC	0	0	0
Buy		34,893	04/2011	JPM	6	(2)	4
Sell		43,911	04/2011	JPM	0	(4)	(4)
Sell		36,441	04/2011	MSC	0	(1)	(1)
Buy		289,448	06/2011	BCLY	174	0	174
Buy		14,000	06/2011	BOA	0	(2)	(2)
Buy		122,680	06/2011	CITI	20	(13)	7
Buy		43,227	06/2011	DUB	8	(1)	7
Buy		22,736	06/2011	HSBC	5	0	5
Buy		224,870	06/2011	JPM	78	(2)	76
Buy		32,665	06/2011	RBS	0	(7)	(7)
Buy		63,484	11/2011	BCLY	31	0	31
Buy		174,037	11/2011	CITI	53	(2)	51
Buy		22,025	11/2011	DUB	7	0	7
Buy		26,352	11/2011	GSC	7	0	7
Buy		70,422	11/2011	JPM	24	(2)	22
Buy		33,000	03/2012	HSBC	0	0	0
Buy		43,911	03/2012	JPM	5	0	5
Buy		36,441	03/2012	MSC	1	0	1
Buy	RUB	46,352	04/2011	BCLY	23	0	23
Sell		46,352	04/2011	BCLY	4	0	4
Buy		11,588	04/2011	JPM	8	0	8
Sell		11,588	04/2011	JPM	0	0	0
Buy		46,352	07/2011	BCLY	0	(3)	(3)
Buy	SEK	1,906	05/2011	MSC	3	0	3
Buy	SGD	11,144	06/2011	BOA	129	0	129
Buy		643	06/2011	CITI	10	0	10
Buy		4,103	06/2011	DUB	107	0	107
Buy		3,891	06/2011	GSC	87	0	87
Buy		3,245	06/2011	JPM	75	0	75
Buy		2,891	06/2011	RBS	97	0	97
Buy		1,500	09/2011	BCLY	17	0	17
Buy		2,800	09/2011	CITI	33	0	33
Buy		2,600	09/2011	DUB	25	0	25
Buy		4,772	09/2011	JPM	46	0	46
Buy		3,200	09/2011	RBS	34	0	34
Buy	TRY	20,650	07/2011	HSBC	120	0	120
Buy	TWD	35,226	04/2011	BCLY	3	0	3
Sell		35,226	04/2011	BCLY	0	(1)	(1)
Buy		9,585	04/2011	BOA	11	0	11
Sell		9,585	04/2011	BOA	0	(1)	(1)
Buy		15,806	04/2011	DUB	13	0	13
Sell		15,806	04/2011	DUB	0	(1)	(1)
Buy		9,835	04/2011	JPM	10	0	10

See Accompanying Notes	Annual Report	March 31, 2011	61

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	9,835	04/2011	JPM	$0	$(1)	$(1)
Buy		35,226	01/2012	BCLY	2	0	2
Buy	ZAR	2,788	04/2011	JPM	11	0	11
Buy		2,093	04/2011	MSC	8	0	8
Buy		1,393	07/2011	CITI	2	0	2
Buy		4,180	07/2011	HSBC	8	0	8
Buy		106,321	07/2011	JPM	0	(86)	(86)
Buy		6,081	09/2011	BCLY	78	0	78
Buy		3,040	09/2011	MSC	39	0	39
Buy		3,040	09/2011	UBS	39	0	39

					$13,901	$(9,007)	$4,894

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$13,137	$0	$13,137
Corporate Bonds & Notes
Banking & Finance	0	1,165,167	4,744	1,169,911
Industrials	0	339,684	7,085	346,769
Utilities	0	168,895	0	168,895
Convertible Bonds & Notes
Banking & Finance	0	2,035	0	2,035
Industrials	0	24,089	0	24,089
Municipal Bonds & Notes
Alaska	0	1,524	0	1,524
California	0	60,494	0	60,494
Georgia	0	9,411	0	9,411
Illinois	0	52,738	0	52,738
New Jersey	0	4,125	0	4,125
New York	0	4,205	0	4,205
Ohio	0	9,181	0	9,181
Texas	0	8,811	0	8,811
U.S. Government Agencies	0	713,969	0	713,969
U.S. Treasury Obligations	0	199,943	0	199,943
Mortgage-Backed Securities	0	232,666	0	232,666
Asset-Backed Securities	0	122,734	101,257	223,991
Sovereign Issues	0	287,311	7,467	294,778
Convertible Preferred Securities
Banking & Finance	28,561	0	0	28,561
Preferred Securities
Banking & Finance	0	8,311	0	8,311
Short-Term Instruments
Certificates of Deposit	0	94,134	0	94,134

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Commercial Paper	$0	$33,086	$0	$33,086
Repurchase Agreements	0	1,910	0	1,910
Short-Term Notes	0	59,005	0	59,005
U.S. Treasury Bills	0	17,941	0	17,941
PIMCO Short-Term Floating NAV Portfolio	1,302,926	0	0	1,302,926
	$1,331,487	$3,634,506	$120,553	$5,086,546

Short Sales, at value	$0	$(27,937)	$0	$(27,937)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	5,812	0	5,812
Equity Contracts	0	118,532	0	118,532
Foreign Exchange Contracts	0	13,901	0	13,901
Interest Rate Contracts	3,885	4,502	0	8,387
	$3,885	$142,747	$0	$146,632

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(437)	0	(437)
Equity Contracts	(30,554)	(93,804)	0	(124,358)
Foreign Exchange Contracts	0	(9,009)	0	(9,009)
Interest Rate Contracts	(4,239)	(18,103)	(4,655)	(26,997)
	$(34,793)	$(121,353)	$(4,655)	$(160,801)

Totals	$1,300,579	$3,627,963	$115,898	$5,044,440

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$4,793	$0	$(6)	$0	$(43)	$0	$0	$4,744	$(43)
Industrials	0	9,410	(2,244)	87	28	(196)	0	0	7,085	(196)
Asset-Backed Securities	15,051	88,247	(2,229)	156	58	(26)	0	0	101,257	(42)
Sovereign Issues	0	7,554	0	0	0	(87)	0	0	7,467	(87)
Short-Term Instruments
Short-Term Notes	17,596	0	(17,700)	0	0	104	0	0	0	0

	$32,647	$110,004	$(22,173)	$237	$86	$(248)	$0	$0	$120,553	$(368)

62	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(24)	0	0	0	33	(9)	0	0	0	0
Interest Rate Contracts	(428)	0	(3,268)	0	0	(959)	0	0	(4,655)	(959)

	$(452)	$0	$(3,268)	$0	$33	$(968)	$0	$0	$(4,655)	$(959)

Totals	$32,195	$110,004	$(25,441)	$237	$119	$(1,216)	$0	$0	$115,898	$(1,327)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$5,206	$0	$3,850	$9,056
Unrealized appreciation on foreign currency contracts	0	0	0	13,901	0	13,901
Unrealized appreciation on swap agreements	0	5,812	118,532	0	4,502	128,846

	$0	$5,812	$123,738	$13,901	$8,352	$151,803

Liabilities:
Written options outstanding	$0	$80	$444	$2	$21,389	$21,915
Unrealized depreciation on foreign currency contracts	0	0	0	9,007	0	9,007
Unrealized depreciation on swap agreements	0	357	93,360	0	1,369	95,086

	$0	$437	$93,804	$9,009	$22,758	$126,008

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(153)	$0	$(266)	$(419)
Net realized gain on futures contracts, written options and swaps	0	15,813	86,127	591	114,048	216,579
Net realized gain on foreign currency transactions	0	0	0	3,300	0	3,300

	$0	$15,813	$85,974	$3,891	$113,782	$219,460

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$0	$(51)	$(51)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	3,591	(14,647)	(20)	(11,781)	(22,857)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	3,129	0	3,129

	$0	$3,591	$(14,647)	$3,109	$(11,832)	$(19,779)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(30,908) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2011	63

Schedule of Investments PIMCO Fundamental Advantage Total Return Strategy Fund (Cont.)

March 31, 2011

(n)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$14,004	$(13,460)	$544
BNP	175	(230)	(55)
BOA	19,122	(21,330)	(2,208)
CITI	559	(1,620)	(1,061)
CSFB	1,729	(2,352)	(623)
DUB	249	(60)	189
GSC	(1,908)	1,850	(58)
HSBC	5,287	(4,960)	327
JPM	4,544	(6,420)	(1,876)
MLP	522	(540)	(18)
MSC	1,180	(1,840)	(660)
RBC	1,158	(1,040)	118
RBS	(6,448)	6,425	(23)
SOG	352	(250)	102
UBS	(1,886)	1,169	(717)
WBC	213	0	213

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

64	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%

American General Finance Corp.
7.250% due 04/21/2015		$2,200	$2,206

Total Bank Loan Obligations (Cost $2,237)			2,206

CORPORATE BONDS & NOTES 33.4%

BANKING & FINANCE 24.7%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		700	755

Ally Financial, Inc.
3.512% due 02/11/2014		2,100	2,107
6.625% due 05/15/2012		2,100	2,192
6.875% due 08/28/2012		500	525
7.500% due 09/15/2020		200	214

American Express Credit Corp.
5.875% due 05/02/2013		700	756
7.300% due 08/20/2013		1,300	1,454

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		300	300
5.250% due 11/21/2011		300	308

American International Group, Inc.
5.050% due 10/01/2015		100	103
5.850% due 01/16/2018		4,000	4,175
6.400% due 12/15/2020		1,900	2,029

ASIF I
3.000% due 02/17/2017	EUR	3,500	3,803

Banco Santander Brasil S.A.
2.409% due 03/18/2014		$400	401
4.250% due 01/14/2016		300	301

Banco Santander Chile
1.903% due 01/19/2016		1,000	997

Bank of America Corp.
0.643% due 08/15/2016		400	372
6.500% due 08/01/2016		1,800	1,991

Bank of Montreal
2.850% due 06/09/2015		100	101

Bank of Nova Scotia
1.650% due 10/29/2015		200	192

Barclays Bank PLC
6.050% due 12/04/2017		1,000	1,042
14.000% due 11/29/2049	GBP	1,000	2,102

BBVA Bancomer S.A.
4.500% due 03/10/2016		$200	201
6.500% due 03/10/2021		200	198

Bear Stearns Cos. LLC
7.250% due 02/01/2018		500	583

BNP Paribas
5.000% due 01/15/2021		500	505

BPCE S.A.
2.375% due 10/04/2013		100	100

CIT Group, Inc.
5.250% due 04/01/2014		100	101
7.000% due 05/01/2013		79	80
7.000% due 05/01/2014		74	76
7.000% due 05/01/2015		274	277
7.000% due 05/01/2016		124	124
7.000% due 05/01/2017		173	174

Citigroup, Inc.
0.404% due 05/18/2011		800	800
1.753% due 01/13/2014		600	610
4.750% due 05/19/2015		1,200	1,257
4.750% due 02/10/2019	EUR	1,000	1,356

Comerica Bank
0.422% due 05/24/2011		$2,400	2,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth Bank of Australia
0.723% due 07/12/2013		$2,800	$2,806

Credit Agricole S.A.
7.589% due 01/29/2049	GBP	100	155

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		$300	297

Deutsche Bank AG
1.872% due 09/22/2015	EUR	2,700	3,678

Dexia Credit Local
2.000% due 03/05/2013		$1,600	1,588

Ford Motor Credit Co. LLC
7.250% due 10/25/2011		1,000	1,029

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	144

General Electric Capital Corp.
5.500% due 09/15/2067		3,400	4,445

HSBC Holdings PLC
6.500% due 05/02/2036		$1,900	1,951

ING Bank NV
2.500% due 01/14/2016		100	96
2.625% due 02/09/2012		900	915

International Lease Finance Corp.
6.750% due 09/01/2016		200	215

Intesa Sanpaolo SpA
2.712% due 02/24/2014		600	608

JPMorgan Chase & Co.
1.447% due 09/26/2013	EUR	1,500	2,105
6.000% due 01/15/2018		$900	987
7.900% due 04/29/2049		600	659

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,700	1,859

LBG Capital No.1 PLC
8.000% due 12/29/2049		300	290
8.500% due 12/29/2049		100	94

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	400	574

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		$400	106

Lloyds TSB Bank PLC
2.653% due 01/24/2014		1,200	1,231
4.875% due 01/21/2016		200	206

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		2,200	2,443

Morgan Stanley
2.812% due 05/14/2013		1,300	1,347
7.300% due 05/13/2019		200	225

National Australia Bank Ltd.
5.350% due 06/12/2013		800	860

Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,800	2,899

Petroleum Export Ltd.
5.265% due 06/15/2011		9	9

Principal Life Income Funding Trusts
5.550% due 04/27/2015		1,000	1,088

Resona Bank Ltd.
5.850% due 09/29/2049		200	198

Royal Bank of Scotland Group PLC
0.707% due 04/08/2011		5,900	5,900
1.450% due 10/20/2011		1,500	1,509

Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	1,100	1,923

Santander UK PLC
1.247% due 10/10/2017	EUR	1,300	1,675

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLM Corp.
1.503% due 06/17/2013	EUR	1,400	$1,837
8.000% due 03/25/2020		$1,600	1,747

Societe Generale
5.922% due 04/29/2049		600	567

Springleaf Finance Corp.
4.875% due 07/15/2012		300	296
6.900% due 12/15/2017		1,300	1,194

State Bank of India
4.500% due 07/27/2015		1,000	1,020

Swedbank AB
3.625% due 12/02/2011	EUR	100	143

Temasek Financial Ltd.
4.300% due 10/25/2019		$300	305

UBS AG
2.250% due 08/12/2013		3,600	3,634
5.750% due 04/25/2018		600	646
5.875% due 12/20/2017		700	764

Vnesheconombank Via VEB Finance Ltd.
6.902% due 07/09/2020		2,200	2,373

Wells Fargo & Co.
7.980% due 03/29/2049		600	660

			96,362

INDUSTRIALS 5.8%

Alcoa, Inc.
6.150% due 08/15/2020		400	423

Amgen, Inc.
6.900% due 06/01/2038		314	372

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		1,800	1,816

AstraZeneca PLC
5.900% due 09/15/2017		400	457

C8 Capital SPV Ltd.
6.640% due 12/29/2049		4,200	3,266

Codelco, Inc.
6.150% due 10/24/2036		100	110

Comcast Corp.
5.875% due 02/15/2018		300	331
6.450% due 03/15/2037		300	308

Continental Airlines, Inc.
6.750% due 09/15/2015		1,300	1,318

Dow Chemical Co.
4.850% due 08/15/2012		1,300	1,362
6.000% due 10/01/2012		200	214

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		800	872

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		362	395

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		700	797

Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016		200	219

International Business Machines Corp.
5.700% due 09/14/2017		742	840

Kraft Foods, Inc.
6.125% due 02/01/2018		800	894

Novatek Finance Ltd.
5.326% due 02/03/2016		200	206

Peabody Energy Corp.
7.875% due 11/01/2026		300	339

See Accompanying Notes	Annual Report	March 31, 2011	65

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras International Finance Co.
3.875% due 01/27/2016	$900	$909
7.875% due 03/15/2019	2,000	2,356

Roche Holdings, Inc.
7.000% due 03/01/2039	127	155

Rohm and Haas Co.
6.000% due 09/15/2017	500	552

Shell International Finance BV
5.500% due 03/25/2040	100	102

Time Warner, Inc.
5.875% due 11/15/2016	2,100	2,342

Total Capital S.A.
4.450% due 06/24/2020	100	102

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	300	373

Transocean, Inc.
4.950% due 11/15/2015	300	317

UnitedHealth Group, Inc.
4.875% due 02/15/2013	700	743

		22,490

UTILITIES 2.9%

AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300	372

AT&T, Inc.
4.850% due 02/15/2014	1,500	1,622

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	2,000	2,411

Majapahit Holding BV
7.750% due 01/20/2020	500	565

MidAmerican Energy Holdings Co.
6.125% due 04/01/2036	600	638

NGPL PipeCo LLC
6.514% due 12/15/2012	800	857

Qwest Corp.
8.875% due 03/15/2012	1,600	1,716

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	250	251

TNK-BP Finance S.A.
6.125% due 03/20/2012	200	210

Verizon Wireless Capital LLC
2.914% due 05/20/2011	2,600	2,609

		11,251

Total Corporate Bonds & Notes (Cost $126,196)		130,103

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Chesapeake Energy Corp.
2.250% due 12/15/2038	100	92

Total Convertible Bonds & Notes (Cost $76)		92

MUNICIPAL BONDS & NOTES 3.3%

CALIFORNIA 1.2%

California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	1,300	1,414

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	101

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	1,638

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	$400	$419

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	1,000	1,010

		4,582

ILLINOIS 0.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,543

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	201

		1,744

NEVADA 0.1%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	198

NEW YORK 0.9%

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	103

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
7.134% due 11/15/2030	2,400	2,486

New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,008

		3,597

OHIO 0.5%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	3,000	1,997

TEXAS 0.1%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	500	495

Total Municipal Bonds & Notes (Cost $12,362)		12,613

U.S. GOVERNMENT AGENCIES 20.5%

Fannie Mae
0.310% due 12/25/2036	254	250
0.600% due 07/25/2037 - 09/25/2042	1,662	1,662
0.630% due 07/25/2037	1,066	1,067
0.650% due 09/25/2035	687	687
0.660% due 09/25/2035	1,341	1,341
0.980% due 06/25/2040	4,004	4,032
0.990% due 03/25/2040	1,608	1,620
1.518% due 06/01/2043 - 07/01/2044	510	509
2.295% due 11/01/2035	126	130
2.329% due 01/01/2035	471	494
2.397% due 12/01/2033	310	325
2.464% due 10/01/2034	60	63
2.467% due 03/01/2035	59	61
2.528% due 07/01/2035	383	402
2.558% due 05/25/2035	82	84
2.575% due 12/01/2033	125	131
2.643% due 10/01/2035	142	150
2.694% due 06/01/2035	798	838
2.695% due 07/01/2034	398	419
2.700% due 09/01/2035	356	374

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.800% due 08/01/2035	$878	$922
2.825% due 07/01/2035	398	419
2.884% due 09/01/2035	471	495
2.945% due 06/01/2035	1,098	1,159
4.500% due 02/01/2023 - 04/01/2041	4,029	4,210
5.500% due 10/01/2021 - 05/01/2041	10,847	11,588
6.000% due 02/01/2029 - 04/01/2039	3,026	3,313
6.500% due 08/01/2029 - 02/01/2039	924	1,037

Freddie Mac
0.405% due 07/15/2019	705	702
0.509% due 08/25/2031	143	139
0.655% due 06/15/2018	75	75
1.518% due 02/25/2045	66	65
2.622% due 06/01/2035	741	772
2.631% due 08/01/2035	608	637
2.738% due 10/01/2035	591	623
3.002% due 09/01/2035	229	240
3.047% due 11/01/2034	450	474
4.500% due 04/01/2041	2,000	2,029
5.500% due 07/01/2038 - 12/01/2038	17,776	18,992
6.000% due 02/01/2034 - 04/01/2041	7,489	8,150

Ginnie Mae
6.000% due 05/15/2037 - 07/15/2037	811	907

Small Business Administration
5.290% due 12/01/2027	504	539
5.490% due 03/01/2028	3,640	3,886
5.600% due 09/01/2028	3,613	3,873

Total U.S. Government Agencies (Cost $78,316)		79,885

U.S. TREASURY OBLIGATIONS 2.1%

Treasury Inflation Protected Securities (d)
1.750% due 01/15/2028 (f)	1,261	1,287
2.000% due 01/15/2026	444	474
2.375% due 01/15/2027 (h)	546	608
2.500% due 01/15/2029	205	232
3.875% due 04/15/2029 (f)(h)	4,152	5,562

Total U.S. Treasury Obligations (Cost $8,387)		8,163

MORTGAGE-BACKED SECURITIES 7.7%

American Home Mortgage Investment Trust
2.250% due 02/25/2045	164	151

Banc of America Commercial Mortgage, Inc.
5.741% due 05/10/2045	900	977

Banc of America Large Loan, Inc.
2.005% due 11/15/2015	197	186

Banc of America Re-REMIC Trust
1.274% due 01/17/2049	2,100	2,099

Bear Stearns Adjustable Rate Mortgage Trust
3.075% due 01/25/2034	1,190	1,166

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	600	493
2.987% due 09/25/2035	156	122

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019	657	647
5.331% due 02/11/2044	100	105
5.471% due 01/12/2045	300	322

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	568	380

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035	193	188
2.820% due 12/25/2035	363	336

66	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		$900	$949

Countrywide Alternative Loan Trust
0.430% due 05/25/2047		589	347
0.530% due 02/25/2037		2,820	1,732

Countrywide Home Loan Mortgage Pass-Through Trust
3.017% due 02/20/2036		142	119

Credit Suisse Mortgage Capital Certificates
5.660% due 03/15/2039		100	108

European Loan Conduit
1.243% due 05/15/2019	EUR	86	112

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$173	158
0.330% due 01/25/2047		204	188

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	105
5.444% due 03/10/2039		500	529

GSR Mortgage Loan Trust
2.796% due 09/25/2035		1,150	1,127
5.181% due 11/25/2035		779	753

Indymac Index Mortgage Loan Trust
2.553% due 01/25/2036		500	316

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		2,900	3,058
5.882% due 02/15/2051		300	321

JPMorgan Mortgage Trust
5.750% due 01/25/2036		89	84

Mellon Residential Funding Corp.
0.695% due 12/15/2030		1,416	1,355

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	628

Merrill Lynch Floating Trust
0.325% due 06/15/2022		1,563	1,531
0.797% due 07/09/2021		1,500	1,427

Morgan Stanley Capital I
5.364% due 03/15/2044		2,500	2,616
5.610% due 04/15/2049		465	471
5.809% due 12/12/2049		100	108

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035		432	253
2.630% due 08/25/2034		814	788

Structured Asset Mortgage Investments, Inc.
0.530% due 02/25/2036		266	162

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046		467	461
0.370% due 10/25/2046		724	717

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021		1,478	1,466

WaMu Mortgage Pass-Through Certificates
0.540% due 10/25/2045		80	70
1.512% due 11/25/2042		63	56
1.514% due 05/25/2041		47	46

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036		789	707

Total Mortgage-Backed Securities (Cost $30,974)			30,040

ASSET-BACKED SECURITIES 2.9%

ACE Securities Corp.
0.300% due 12/25/2036		56	55

Asset-Backed Securities Corp. Home Equity
0.524% due 09/25/2034		151	138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036		$140	$135

Centurion CDO VII Ltd.
0.674% due 01/30/2016		1,448	1,386

Citibank Omni Master Trust
3.005% due 08/15/2018		800	848

Countrywide Asset-Backed Certificates
0.300% due 05/25/2047		13	13
0.320% due 06/25/2047		53	52
0.330% due 06/25/2037		12	11

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036		98	85

Duane Street CLO
0.562% due 11/08/2017		4,270	4,098

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		83	83

Fremont Home Loan Trust
0.310% due 01/25/2037		83	77

Hillmark Funding
0.562% due 05/21/2021		1,100	1,023

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036		20	19

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		530	517

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		17	14

Park Place Securities, Inc.
0.562% due 10/25/2034		57	57

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	1,613	2,197
3.500% due 08/17/2043		$566	564

Structured Asset Securities Corp.
0.300% due 10/25/2036		29	29

Total Asset-Backed Securities (Cost $11,414)			11,401

SOVEREIGN ISSUES 3.1%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	600	367

Canada Government International Bond
1.500% due 12/01/2012	CAD	400	411
1.750% due 03/01/2013		1,200	1,236
2.000% due 12/01/2014		1,000	1,017
2.500% due 09/01/2013		700	731
3.000% due 12/01/2015		200	209

Canada Housing Trust No. 1
2.750% due 12/15/2015		100	102
3.350% due 12/15/2020		200	200
3.950% due 12/15/2011		100	105
4.000% due 06/15/2012		700	743
4.550% due 12/15/2012		200	216
4.800% due 06/15/2012		200	214

Export-Import Bank of China
4.875% due 07/21/2015		$100	108

Export-Import Bank of Korea
4.000% due 01/29/2021		600	549
5.125% due 06/29/2020		100	101

Korea Development Bank
4.375% due 08/10/2015		700	727

Mexico Government International Bond
6.000% due 06/18/2015	MXN	2,400	196

Province of Ontario Canada
1.375% due 01/27/2014		$500	499
4.200% due 03/08/2018	CAD	100	107

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.300% due 03/08/2017	CAD	300	$325
4.400% due 06/02/2019		400	428
4.600% due 06/02/2039		100	104
5.500% due 06/02/2018		100	115

Russia Government International Bond
3.625% due 04/29/2015		$100	102
7.500% due 03/31/2030		1,384	1,617

Societe Financement de l'Economie Francaise
0.503% due 07/16/2012		1,000	1,004
2.375% due 03/26/2012		600	606

Total Sovereign Issues (Cost $11,920)			12,139

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (b)		2,214	78

Total Common Stocks (Cost $92)			78

CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.1%

American International Group, Inc.
8.500% due 08/01/2011		53,273	239

INDUSTRIALS 0.1%

Motors Liquidation Co.
5.250% due 03/06/2032		80,000	554

Total Convertible Preferred Securities (Cost $500)			793

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

DG Funding Trust
0.685% due 03/06/2032		243	1,846

Total Preferred Securities (Cost $2,585)			1,846

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.0%

CERTIFICATES OF DEPOSIT 2.3%

Banco Do Brasil S.A.
0.000% due 06/27/2011		$3,300	3,298
0.000% due 02/15/2012		1,900	1,914

Itau Unibanco S.A.
1.670% due 02/06/2012		3,800	3,745

			8,957

COMMERCIAL PAPER 0.1%

Comcast Corp.
0.480% due 04/25/2011		300	300

REPURCHASE AGREEMENTS 1.6%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011		3,000	3,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $3,069. Repurchase proceeds are $3,000.)
0.140% due 04/01/2011		1,300	1,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $1,327. Repurchase proceeds are $1,300.)

See Accompanying Notes	Annual Report	March 31, 2011	67

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2011		$1,970	$1,970
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,010. Repurchase proceeds are $1,970.)

			6,270

SHORT-TERM NOTES 0.3%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		1,000	980

JAPAN TREASURY BILLS 3.5%
0.108% due 04/27/2011	JPY	1,140,000	13,704

U.S. TREASURY BILLS 2.6%
0.131% due 07/07/2011 - 09/15/2011 (c)(f)(h)		$10,232	10,226

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 18.6%
7,237,482	$72,505

Total Short-Term Instruments (Cost $113,034)	112,942

Total Investments 103.3% (Cost $398,093)	$402,301

Written Options (j) (0.3%) (Premiums $969)	(1,280)

Other Assets and Liabilities (Net) (3.0%)	(11,682)

Net Assets 100.0%	$389,339

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $499 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $3,626 at a weighted average interest rate of 0.051%. On March 31, 2011, there were no open reverse repurchase agreements.
(h)	Securities with an aggregate market value of $2,845 and cash of $6 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	543	$205
90-Day Eurodollar December Futures	Long	12/2012	41	(72)
90-Day Eurodollar June Futures	Long	06/2012	288	(59)
90-Day Eurodollar March Futures	Long	03/2012	590	43
90-Day Eurodollar September Futures	Long	09/2011	453	138
90-Day Eurodollar September Futures	Long	09/2012	48	(82)
E-mini S&P 500 Index June Futures	Long	06/2011	80	47
U.S. Treasury 2-Year Note June Futures	Long	06/2011	357	33
U.S. Treasury 10-Year Note June Futures	Short	06/2011	85	(35)

				$218

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	1.860%	$	300	$(12)	$(11)	$(1)
American International Group, Inc.	CITI	1.000%	03/20/2016	1.860%		400	(15)	(14)	(1)
Brazil Government International Bond	BCLY	1.000%	03/20/2016	1.081%		400	(2)	(3)	1
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		300	1	(8)	9
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		600	0	(6)	6
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%		600	(2)	(2)	0
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		1,000	2	(11)	13
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		100	0	(1)	1
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.096%		300	15	0	15
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%		500	0	(5)	5
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		700	11	8	3
China Government International Bond	BNP	1.000%	03/20/2016	0.677%		300	5	4	1
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		700	(73)	(74)	1
France Government Bond	GSC	0.250%	12/20/2015	0.693%		300	(6)	(6)	0
France Government Bond	RBS	0.250%	12/20/2015	0.693%		700	(14)	(14)	0

68	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	UBS	0.250%	12/20/2015	0.693%	$	200	$(4)	$(4)	$0
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%		1,500	3	0	3
General Electric Capital Corp.	BNP	4.700%	12/20/2013	0.742%		700	76	0	76
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%		700	68	0	68
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%		600	85	21	64
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.742%		800	87	0	87
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		300	0	4	(4)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		700	1	6	(5)
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%		400	(7)	(12)	5
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		1,200	(49)	(68)	19
MetLife, Inc.	GSC	1.000%	03/20/2015	1.236%		2,000	(18)	(121)	103
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%		600	3	(13)	16
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%		300	(10)	(13)	3
Mexico Government International Bond	CITI	1.000%	03/20/2015	0.890%		400	2	(9)	11
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%		800	(1)	(6)	5
Mexico Government International Bond	HSBC	1.000%	03/20/2021	1.400%		1,000	(32)	(46)	14
Mexico Government International Bond	MSC	1.000%	03/20/2016	1.021%		1,400	(1)	(9)	8
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		1,100	(23)	(41)	18
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		1,100	(23)	(38)	15
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		100	(5)	(6)	1
Spain Government International Bond	CITI	1.000%	03/20/2016	2.308%		900	(52)	(54)	2
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.397%		100	2	1	1
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.397%		200	5	2	3
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		200	5	4	1
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		1,000	22	23	(1)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%		100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		800	18	3	15
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		100	2	1	1
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		1,000	22	4	18

							$78	$(531)	$609

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	300	$36	$35	$1
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	108	117	(9)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		1,800	217	208	9
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		700	85	79	6
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		900	118	115	3
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		200	27	28	(1)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		400	53	49	4
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		200	26	26	0
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		300	39	39	0
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		100	13	14	(1)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		300	42	40	2
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	13	13	0
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		4,815	20	0	20
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		963	5	0	5
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		500	17	18	(1)
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		100	4	4	0
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		300	11	(2)	13
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		500	18	19	(1)
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		2,990	35	0	35
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		675	7	0	7
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		1,543	17	0	17
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		964	10	0	10
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		100	0	(1)	1
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		700	5	(1)	6
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		1,000	8	(3)	11

						$934	$797	$137

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2011	69

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund (Cont.)

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	3,300	$(33)	$(60)	$27
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	3	0	3
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	2	0	2
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	5	0	5
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		700	5	1	4
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		200	2	1	1
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		700	7	3	4
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	4	0	4
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		100	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,900	62	0	62
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		200	1	0	1
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		3,200	100	(21)	121
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		200	12	1	11
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		600	38	3	35
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	2	0	2
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		300	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,700	6	1	5
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,600	6	2	4
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,200	9	5	4
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		1,000	4	(1)	5
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		200	0	0	0
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		300	(1)	0	(1)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		400	2	1	1
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	2	1	1
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		500	4	1	3
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		6,800	49	1	48
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		200	2	1	1
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		5,900	39	6	33
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		1,200	9	4	5
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		1,800	19	3	16
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		300	(1)	0	(1)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		200	0	1	(1)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		500	2	0	2
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		300	2	1	1
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		400	4	2	2
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		800	9	6	3
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	11,700	(14)	9	(23)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		2,100	(3)	1	(4)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	1,000	15	20	(5)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		1,000	15	31	(16)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		500	7	0	7
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		1,900	27	38	(11)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		100	1	4	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		200	3	9	(6)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		2,800	40	66	(26)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		400	5	8	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		300	4	6	(2)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		100	2	2	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		100	2	5	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		300	3	(2)	5
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		3,100	44	77	(33)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		100	2	4	(2)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	1,400	0	0	0
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		3,500	5	0	5
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		3,100	5	0	5
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		7,300	11	3	8

							$552	$245	$307

70	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	eRAFI 1000 Index	62,327	1-Month USD-LIBOR plus a specified spread	$	7,923	07/15/2011	BOA	$(275)
Receive	eRAFI 1000 Index	741,094	1-Month USD-LIBOR plus a specified spread		94,210	07/15/2011	BOA	3,275
Receive	eRAFI 1000 Index	56,326	1-Month USD-LIBOR plus a specified spread		7,160	10/17/2011	BOA	249
Receive	eRAFI 1000 Index	635,600	1-Month USD-LIBOR plus a specified spread		83,403	02/29/2012	BOA	189
Receive	eRAFI 1000 Index	720,920	1-Month USD-LIBOR plus a specified spread		91,646	04/15/2011	CSFB	3,184
Receive	eRAFI 1000 Index	235,788	1-Month USD-LIBOR plus a specified spread		30,940	06/30/2011	JPM	70
Receive	eRAFI 1000 Index	542,522	1-Month USD-LIBOR plus a specified spread		71,190	02/29/2012	JPM	162

								$6,854

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	29	$13	$(16)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	40	19	(9)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	37	30	(28)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	64	40	(13)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	64	27	(35)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	10	34	(4)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	10	25	(27)

				$188	$(132)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,800	$8	$(16)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		4,300	25	(58)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,200	20	(45)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,000	25	(44)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	(4)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,600	15	(38)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	(19)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,600	99	(184)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	24	(35)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,800	44	(61)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,300	26	(29)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		5,800	60	(90)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	15	(18)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	31	(35)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	41	(66)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,000	25	(38)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(115)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(36)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	6	(3)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		800	11	(5)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	5	(3)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		1,400	4	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		1,400	7	(9)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	6	(3)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,300	8	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		900	13	(6)

								$652	$(960)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	1,900	$10	$(16)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,700	9	(14)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		5,700	63	(101)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		2,700	29	(47)

						$111	$(178)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

See Accompanying Notes	Annual Report	March 31, 2011	71

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund (Cont.)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,300	$11	$(7)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		500	7	(3)

							$18	$(10)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	330	$84,900	$869
Sales	514	139,100	1,674
Closing Buys	(574)	(102,400)	(1,330)
Expirations	(16)	(6,800)	(108)
Exercised	0	(29,000)	(136)

Balance at 03/31/2011	254	$85,800	$969

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	5.500%	04/01/2041	$1,000	$1,070	$(1,069)
U.S. Treasury Bonds	2.625%	11/15/2020	900	843	(849)
U.S. Treasury Bonds	3.625%	02/15/2021	900	918	(911)

				$2,831	$(2,829)

(7)	Market value includes $10 of interest payable on short sales.

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,348	04/2011	RBS	$72	$0	$72
Buy	BRL	9,607	04/2011	BCLY	212	0	212
Sell		12,458	04/2011	CITI	0	(175)	(175)
Buy		2,851	04/2011	UBS	46	0	46
Buy		12,458	06/2011	CITI	184	0	184
Buy	CAD	5,727	06/2011	BNP	37	0	37
Sell	CHF	699	05/2011	BNP	0	(17)	(17)
Buy		720	05/2011	BOA	12	0	12
Buy		111	05/2011	MSC	2	0	2
Buy	CNY	732	11/2011	BCLY	0	(1)	(1)
Buy		4,404	11/2011	CITI	3	0	3
Buy		2,824	11/2011	JPM	0	(3)	(3)
Buy		2,288	02/2012	BCLY	0	(2)	(2)
Sell	EUR	6,074	04/2011	CITI	0	(408)	(408)
Sell		2,577	04/2011	DUB	0	(124)	(124)
Sell		7,291	04/2011	UBS	0	(429)	(429)
Sell	GBP	1,449	06/2011	BOA	4	0	4
Sell		1,278	06/2011	UBS	0	(2)	(2)
Buy	IDR	1,765,000	04/2011	BCLY	3	0	3
Sell		6,870,910	04/2011	BOA	0	(2)	(2)
Buy		643,510	04/2011	CITI	4	0	4
Buy		2,644,400	04/2011	JPM	4	0	4
Buy		1,818,000	04/2011	MSC	9	0	9
Buy		1,378,166	07/2011	BCLY	9	0	9
Buy		1,315,300	07/2011	CITI	10	0	10
Buy		2,192,100	07/2011	HSBC	15	0	15
Buy		2,700,000	07/2011	JPM	14	0	14
Buy		6,870,910	01/2012	BOA	5	0	5
Buy	INR	13,716	05/2011	BCLY	7	0	7
Buy		9,290	05/2011	BOA	8	0	8
Buy		9,206	05/2011	JPM	6	0	6
Buy		41,316	08/2011	MSC	31	0	31
Sell	JPY	1,212,345	04/2011	CITI	228	0	228
Sell		20,016	04/2011	RBS	0	0	0
Buy	KRW	18,100	05/2011	BCLY	0	0	0
Buy		113,830	05/2011	BOA	4	0	4
Buy		398,800	05/2011	CITI	9	0	9
Buy		126,400	05/2011	GSC	2	0	2
Buy		34,000	05/2011	HSBC	1	0	1

72	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,890,443	05/2011	JPM	$67	$0	$67
Buy		1,124,775	05/2011	MSC	24	0	24
Buy		67,000	05/2011	RBS	2	0	2
Buy		116,150	05/2011	UBS	6	0	6
Buy		123,970	08/2011	CITI	2	0	2
Buy		101,457	08/2011	GSC	2	0	2
Buy		49,740	08/2011	MSC	1	0	1
Buy		63,000	08/2011	RBS	1	0	1
Buy	MXN	1,556	07/2011	DUB	4	0	4
Buy		53,855	07/2011	HSBC	144	0	144
Buy		2,445	07/2011	MSC	4	0	4
Buy		1,222	07/2011	UBS	2	0	2
Buy	MYR	400	08/2011	BCLY	2	0	2
Buy		770	08/2011	CITI	4	0	4
Buy		315	08/2011	HSBC	1	0	1
Buy		200	08/2011	JPM	1	0	1
Buy	PHP	4,248	04/2011	BCLY	0	(2)	(2)
Buy		4,361	04/2011	CITI	0	0	0
Sell		8,810	04/2011	HSBC	0	0	0
Buy		4,375	04/2011	JPM	1	0	1
Sell		4,174	04/2011	MSC	0	0	0
Buy		5,200	06/2011	CITI	1	0	1
Buy		16,876	06/2011	DUB	3	(1)	2
Buy		24,618	06/2011	JPM	9	0	9
Buy		3,310	11/2011	BCLY	2	0	2
Buy		9,865	11/2011	CITI	2	0	2
Buy		8,747	11/2011	JPM	1	0	1
Buy		8,810	03/2012	HSBC	0	0	0
Buy		4,174	03/2012	MSC	0	0	0
Sell	RUB	2,897	04/2011	BCLY	0	0	0
Buy		2,897	07/2011	BCLY	2	0	2
Buy	SGD	127	05/2011	CITI	0	0	0
Buy		906	06/2011	BOA	10	0	10
Buy		129	06/2011	CITI	2	0	2
Buy		131	06/2011	DUB	3	0	3
Buy		454	06/2011	GSC	10	0	10
Buy		195	06/2011	JPM	5	0	5
Buy		131	06/2011	RBS	4	0	4
Buy		251	09/2011	BCLY	3	0	3
Buy		200	09/2011	CITI	2	0	2
Buy		128	09/2011	DUB	1	0	1
Buy		100	09/2011	JPM	1	0	1
Buy		355	09/2011	RBS	4	0	4
Buy	TRY	1,188	07/2011	HSBC	7	0	7
Buy	TWD	2,368	04/2011	BOA	3	0	3
Sell		2,368	04/2011	BOA	0	0	0
Buy		9,974	04/2011	CITI	1	0	1
Sell		9,974	04/2011	CITI	0	(1)	(1)
Buy		5,177	04/2011	DUB	4	0	4
Sell		5,177	04/2011	DUB	0	(1)	(1)
Buy		2,429	04/2011	JPM	2	0	2
Sell		2,429	04/2011	JPM	0	0	0
Buy		9,974	01/2012	CITI	1	0	1
Buy	ZAR	1,394	04/2011	JPM	5	0	5
Buy		698	04/2011	MSC	3	0	3
Buy		697	07/2011	HSBC	1	0	1
Buy		4,348	07/2011	JPM	0	(4)	(4)
Buy		760	09/2011	BCLY	10	0	10

					$1,311	$(1,172)	$139

See Accompanying Notes	Annual Report	March 31, 2011	73

Schedule of Investments PIMCO Fundamental IndexPLUS™ TR Fund (Cont.)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$2,206	$0	$2,206
Corporate Bonds & Notes
Banking & Finance	0	96,268	94	96,362
Industrials	0	22,490	0	22,490
Utilities	0	11,251	0	11,251
Convertible Bonds & Notes
Industrials	0	92	0	92
Municipal Bonds & Notes
California	0	4,582	0	4,582
Illinois	0	1,744	0	1,744
Nevada	0	198	0	198
New York	0	3,597	0	3,597
Ohio	0	1,997	0	1,997
Texas	0	495	0	495
U.S. Government Agencies	0	79,885	0	79,885
U.S. Treasury Obligations	0	8,163	0	8,163
Mortgage-Backed Securities	0	27,941	2,099	30,040
Asset-Backed Securities	0	4,894	6,507	11,401
Sovereign Issues	0	12,139	0	12,139
Common Stocks
Financials	78	0	0	78
Convertible Preferred Securities
Banking & Finance	239	0	0	239
Industrials	0	554	0	554
Preferred Securities
Banking & Finance	0	0	1,846	1,846

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Certificates of Deposit	$0	$8,957	$0	$8,957
Commercial Paper	0	300	0	300
Repurchase Agreements	0	6,270	0	6,270
Short-Term Notes	0	980	0	980
Japan Treasury Bills	0	13,704	0	13,704
U.S. Treasury Bills	0	10,226	0	10,226
PIMCO Short-Term Floating NAV Portfolio	72,505	0	0	72,505
	$72,822	$318,933	$10,546	$402,301

Short Sales, at value	$0	$(2,829)	$0	$(2,829)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	771	0	771
Equity Contracts	47	7,129	0	7,176
Foreign Exchange Contracts	0	1,311	0	1,311
Interest Rate Contracts	419	447	0	866
	$466	$9,658	$0	$10,124

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(24)	0	(24)
Equity Contracts	0	(307)	0	(307)
Foreign Exchange Contracts	0	(1,172)	0	(1,172)
Interest Rate Contracts	(249)	(1,200)	(188)	(1,637)
	$(249)	$(2,703)	$(188)	$(3,140)

Totals	$73,039	$323,059	$10,358	$406,456

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$0	$0	$0	$0	$94	$0	$94	$0
Mortgage-Backed Securities	0	2,100	0	0	0	(1)	0	0	2,099	(1)
Asset-Backed Securities	1,394	5,114	(47)	13	1	32	0	0	6,507	30
Preferred Securities
Banking & Finance	1,980	0	0	0	0	(134)	0	0	1,846	(134)

	$3,374	$7,214	$(47)	$13	$1	$(103)	$94	$0	$10,546	$(105)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(11)	$0	$(117)	$0	$0	$(60)	$0	$0	$(188)	$(60)

Totals	$3,363	$7,214	$(164)	$13	$1	$(163)	$94	$0	$10,358	$(165)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

74	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contract	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$230	$230
Unrealized appreciation on foreign currency contracts	0	0	0	1,311	0	1,311
Unrealized appreciation on swap agreements	0	771	7,129	0	447	8,347

	$0	$771	$7,129	$1,311	$677	$9,888

Liabilities:
Written options outstanding	$0	$0	$31	$0	$1,249	$1,280
Variation margin payable (2)	0	0	0	0	12	12
Unrealized depreciation on foreign currency contracts	0	0	0	1,172	0	1,172
Unrealized depreciation on swap agreements	0	25	275	0	140	440

	$0	$25	$306	$1,172	$1,401	$2,904

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contract	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$1,154	$52,496	$43	$4,813	$58,506
Net realized (loss) on foreign currency transactions	0	0	0	(172)	0	(172)

	$0	$1,154	$52,496	$(129)	$4,813	$58,334

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(267)	$(2,188)	$(2)	$(1,943)	$(4,400)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(90)	0	(90)

	$0	$(267)	$(2,188)	$(92)	$(1,943)	$(4,490)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $218 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$436	$(340)	$96
BNP	129	0	129
BOA	3,380	(3,420)	(40)
CITI	(100)	209	109
CSFB	3,228	(3,380)	(152)
DUB	(25)	0	(25)
GSC	(121)	10	(111)
HSBC	410	(300)	110
JPM	365	(540)	(175)
MLP	229	(270)	(41)
MSC	67	0	67
RBC	48	0	48
RBS	(261)	0	(261)
SOG	22	0	22
UBS	(398)	280	(118)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	75

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.5%

American General Finance Corp.
7.250% due 04/21/2015		$1,900	$1,905

Total Bank Loan Obligations (Cost $1,932)			1,905

CORPORATE BONDS & NOTES 32.6%

BANKING & FINANCE 16.9%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		100	108

Ally Financial, Inc.
0.000% due 12/01/2012		2,100	1,974
2.200% due 12/19/2012		100	102
6.625% due 05/15/2012		700	731
6.750% due 12/01/2014		625	656
6.875% due 08/28/2012		200	210
7.500% due 12/31/2013		1,400	1,521
7.500% due 09/15/2020		200	214

American Express Co.
7.000% due 03/19/2018		100	117

American Express Credit Corp.
5.875% due 05/02/2013		100	108

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		400	399
5.250% due 11/21/2011		100	103

American International Group, Inc.
4.000% due 09/20/2011	EUR	100	142
4.900% due 06/02/2014	CAD	1,500	1,566
5.050% due 10/01/2015		$500	517
5.850% due 01/16/2018		2,200	2,296
6.400% due 12/15/2020		1,900	2,029

ANZ National International Ltd.
6.200% due 07/19/2013		100	109

ASIF I
3.000% due 02/17/2017	EUR	200	217

Banco Santander Brasil S.A.
2.409% due 03/18/2014		$400	401
4.250% due 01/14/2016		300	301
4.500% due 04/06/2015		500	511

Banco Santander Chile
1.903% due 01/19/2016		1,000	997

Bank of America Corp.
5.750% due 12/01/2017		200	211
8.000% due 12/29/2049		800	861

Bank of Nova Scotia
1.650% due 10/29/2015		200	192

Banque PSA Finance
2.204% due 04/04/2014 (b)		600	599

Barclays Bank PLC
6.050% due 12/04/2017		100	104

BBVA Bancomer S.A.
4.500% due 03/10/2016		200	201
6.500% due 03/10/2021		200	198

Bear Stearns Cos. LLC
1.331% due 07/27/2012	EUR	100	142

BM&FBovespa S.A.
5.500% due 07/16/2020		$100	103

BNP Paribas
0.703% due 04/08/2013		100	100

BPCE S.A.
2.375% due 10/04/2013		100	100

BRFkredit A/S
0.553% due 04/15/2013		900	900

C10 Capital SPV Ltd.
6.722% due 12/31/2049		100	78

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Group, Inc.
5.250% due 04/01/2014		$100	$101
7.000% due 05/01/2013		8	8
7.000% due 05/01/2014		16	16
7.000% due 05/01/2015		116	117
7.000% due 05/01/2016		27	27
7.000% due 05/01/2017		37	38

Citigroup Capital XXI
8.300% due 12/21/2077		900	941

Citigroup Funding, Inc.
2.250% due 12/10/2012		200	205

Citigroup, Inc.
0.404% due 05/18/2011		700	700
1.164% due 02/15/2013		200	201
1.753% due 01/13/2014		500	508
2.312% due 08/13/2013		100	103
5.625% due 08/27/2012		100	105
6.000% due 08/15/2017		200	217
8.500% due 05/22/2019		100	123

Countrywide Financial Corp.
5.800% due 06/07/2012		200	210

Credit Suisse
2.200% due 01/14/2014		300	301

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		200	198

Deutsche Bank AG
1.872% due 09/22/2015	EUR	200	272

Dexia Credit Local
2.000% due 03/05/2013		$2,400	2,383

Dexia Credit Local S.A.
0.959% due 09/23/2011		200	200

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		500	505
7.000% due 10/01/2013		700	756
7.250% due 10/25/2011		500	515
7.500% due 08/01/2012		700	746
7.800% due 06/01/2012		600	636
12.000% due 05/15/2015		600	755

Goldman Sachs Group, Inc.
1.407% due 01/30/2017	EUR	400	529
6.750% due 10/01/2037		$1,200	1,214

HSBC Bank PLC
2.000% due 01/19/2014		200	199

HSBC Holdings PLC
5.100% due 04/05/2021 (b)		3,100	3,117
6.500% due 05/02/2036		200	205

ING Bank NV
2.500% due 01/14/2016		100	96
2.625% due 02/09/2012		300	305

International Lease Finance Corp.
5.400% due 02/15/2012		1,900	1,940
5.750% due 06/15/2011		100	101
6.625% due 11/15/2013		1,300	1,352
6.750% due 09/01/2016		100	108

Intesa Sanpaolo SpA
2.712% due 02/24/2014		500	507

IPIC GMTN Ltd.
5.000% due 11/15/2020		300	292

JPMorgan Chase & Co.
6.000% due 01/15/2018		100	110
7.900% due 04/29/2049		900	988

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		300	252

KeyBank N.A.
1.203% due 11/21/2011	EUR	100	140

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)	$500	$133

Lloyds TSB Bank PLC
2.653% due 01/24/2014	900	923
4.875% due 01/21/2016	100	103
5.800% due 01/13/2020	300	300
12.000% due 12/29/2049	300	352

Macquarie Bank Ltd.
6.625% due 04/07/2021 (b)	3,800	3,793

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018	400	444

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)	800	804

Monumental Global Funding Ltd.
5.500% due 04/22/2013	100	106

Morgan Stanley
2.812% due 05/14/2013	500	518

Nordea Bank AB
2.125% due 01/14/2014	100	100
4.875% due 01/27/2020	300	307

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (b)	900	900

Northern Rock Asset Management PLC
5.625% due 06/22/2017	500	518

Pricoa Global Funding I
0.404% due 01/30/2012	100	100
0.508% due 09/27/2013	100	99

Principal Life Income Funding Trusts
5.550% due 04/27/2015	100	109

Qatari Diar Finance QSC
3.500% due 07/21/2015	100	101
5.000% due 07/21/2020	100	99

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011	2,100	2,113
2.625% due 05/11/2012	800	818
6.990% due 10/29/2049 (a)	200	180

SLM Corp.
0.603% due 01/27/2014	200	190
5.000% due 10/01/2013	2,900	3,001
6.250% due 01/25/2016	100	104

Springleaf Finance Corp.
6.900% due 12/15/2017	200	184

State Bank of India
4.500% due 07/27/2015	1,000	1,020

Stone Street Trust
5.902% due 12/15/2015	300	313

UBS AG
2.250% due 08/12/2013	3,100	3,130
5.875% due 12/20/2017	100	109

UBS Preferred Funding Trust V
6.243% due 05/29/2049	700	698

Vnesheconombank Via VEB Finance Ltd.
6.902% due 07/09/2020	1,100	1,187

Wells Fargo & Co.
7.980% due 03/29/2049	700	770

Westpac Banking Corp.
1.037% due 03/31/2014	1,000	1,002

Weyerhaeuser Co.
6.750% due 03/15/2012	2,100	2,208

		68,296

INDUSTRIALS 12.7%

Alcoa, Inc.
6.150% due 08/15/2020	300	317

76	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Altria Group, Inc.
9.700% due 11/10/2018	$100	$132

Amgen, Inc.
6.900% due 06/01/2038	400	474

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014	1,600	1,614

Asciano Finance Ltd.
5.000% due 04/07/2018 (b)	2,500	2,486

AstraZeneca PLC
5.900% due 09/15/2017	100	114

BMW Finance NV
5.250% due 05/21/2012	200	210

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	300	347

Continental Airlines, Inc.
6.750% due 09/15/2015	900	912

Cox Communications, Inc.
7.125% due 10/01/2012	2,000	2,171

CSN Resources S.A.
6.500% due 07/21/2020	1,100	1,177

Daimler Finance North America LLC
5.750% due 09/08/2011	1,000	1,022

Dell, Inc.
4.700% due 04/15/2013	200	213

Deutsche Telekom International Finance BV
5.875% due 08/20/2013	1,300	1,426

Dow Chemical Co.
4.850% due 08/15/2012	300	314
6.000% due 10/01/2012	1,800	1,925

Ecopetrol S.A.
7.625% due 07/23/2019	400	463

Eli Lilly & Co.
4.200% due 03/06/2014	1,000	1,072

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020	400	436

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	200	210
9.250% due 04/23/2019	200	250

Gerdau Holdings, Inc.
7.000% due 01/20/2020	1,200	1,335

Gerdau Trade, Inc.
5.750% due 01/30/2021	1,000	1,017

GTL Trade Finance, Inc.
7.250% due 10/20/2017	600	678

HCA, Inc.
7.875% due 02/15/2020	400	437
8.500% due 04/15/2019	800	892

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	100	106
7.625% due 04/09/2019	1,000	1,199

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	700	725

International Business Machines Corp.
5.700% due 09/14/2017	400	453

Kinder Morgan Energy Partners LP
5.950% due 02/15/2018	300	330

Kraft Foods, Inc.
6.125% due 02/01/2018	100	112

Lyondell Chemical Co.
8.000% due 11/01/2017	449	496

MeadWestvaco Corp.
6.850% due 04/01/2012	2,000	2,096

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Noble Group Ltd.
6.750% due 01/29/2020	$2,600	$2,787

Novatek Finance Ltd.
5.326% due 02/03/2016	200	206

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	900	953

Oracle Corp.
4.950% due 04/15/2013	300	323
5.750% due 04/15/2018	200	224

Petrobras International Finance Co.
7.875% due 03/15/2019	600	707

Petroleos Mexicanos
5.500% due 01/21/2021	300	306

Philip Morris International, Inc.
6.375% due 05/16/2038	100	113

Plains All American Pipeline LP
4.250% due 09/01/2012	1,700	1,764

PPG Industries, Inc.
1.900% due 01/15/2016	300	284

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	2,300	2,168

Rohm and Haas Co.
6.000% due 09/15/2017	100	110

RZD Capital Ltd.
5.739% due 04/03/2017	300	314

Time Warner Cable, Inc.
6.200% due 07/01/2013	6,200	6,815

Time Warner, Inc.
6.100% due 07/15/2040	600	589

Union Pacific Corp.
5.700% due 08/15/2018	200	224

UnitedHealth Group, Inc.
4.875% due 02/15/2013	100	106

UST LLC
6.625% due 07/15/2012	2,000	2,121

Vale Overseas Ltd.
6.875% due 11/10/2039	400	429

Vivendi S.A.
5.750% due 04/04/2013	300	322

Volkswagen International Finance NV
0.757% due 10/01/2012	1,200	1,201

WM Wrigley Jr. Co.
3.050% due 06/28/2013	2,000	2,032

		51,259

UTILITIES 3.0%

AT&T, Inc.
6.300% due 01/15/2038	200	202
6.700% due 11/15/2013	2,000	2,251

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	400	450

Commonwealth Edison Co.
6.150% due 03/15/2012	1,500	1,575

Duke Energy Corp.
5.650% due 06/15/2013	1,600	1,741

Enel Finance International NV
6.800% due 09/15/2037	300	302

Majapahit Holding BV
7.750% due 01/20/2020	200	226

NGPL PipeCo LLC
6.514% due 12/15/2012	100	107

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NRG Energy, Inc.
7.375% due 01/15/2017	$1,500	$1,567

Qwest Corp.
8.875% due 03/15/2012	1,500	1,609

TNK-BP Finance S.A.
6.625% due 03/20/2017	800	858
7.250% due 02/02/2020	100	110

Verizon Communications, Inc.
0.918% due 03/28/2014	900	906
5.250% due 04/15/2013	100	108

Verizon Wireless Capital LLC
5.250% due 02/01/2012	300	311

		12,323

Total Corporate Bonds & Notes (Cost $128,716)		131,878

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Chesapeake Energy Corp.
2.250% due 12/15/2038	100	92

Total Convertible Bonds & Notes (Cost $76)		92

MUNICIPAL BONDS & NOTES 2.7%

ARIZONA 0.3%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	1,000	1,010

CALIFORNIA 1.1%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	100
6.918% due 04/01/2040	900	921

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	108
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	400	428

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	1,600	1,638

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	937

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	200	202

		4,548

ILLINOIS 0.5%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,500	1,544

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	196

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	100	100

		1,840

See Accompanying Notes	Annual Report	March 31, 2011	77

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 0.0%

Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	$100	$99

NEW JERSEY 0.3%

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	200	200

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,076

		1,276

NEW YORK 0.3%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,100	1,141

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	103

		1,244

NORTH CAROLINA 0.0%

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	100	104

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	100	73

TEXAS 0.1%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	400	396

WASHINGTON 0.1%

Washington State General Obligation Bonds, (NPFGC Insured), Series 2003
0.000% due 12/01/2020	200	136

Total Municipal Bonds & Notes (Cost $10,553)		10,726

U.S. GOVERNMENT AGENCIES 6.7%

Fannie Mae
0.600% due 07/25/2037	296	296
0.630% due 07/25/2037	331	331
0.650% due 09/25/2035	229	229
0.660% due 09/25/2035	405	405
0.970% due 06/25/2037	487	490
0.980% due 06/25/2040	2,239	2,255
0.990% due 03/25/2040	511	516
1.000% due 12/27/2012 (g)	3,500	3,515
4.500% due 05/01/2023 - 03/01/2041	1,919	1,981
5.000% due 02/25/2017	4	4
5.500% due 02/01/2018 - 05/01/2041	7,264	7,777
6.000% due 03/01/2038 - 10/01/2038	789	859
6.500% due 10/01/2035 - 10/01/2037	984	1,105

FDIC Structured Sale Guaranteed Notes
0.761% due 11/29/2037	1,822	1,822

Freddie Mac
0.955% due 08/15/2037	423	426
0.965% due 10/15/2037	105	106
0.975% due 05/15/2037 - 09/15/2037	495	499
4.500% due 11/01/2040	995	1,010
5.500% due 07/01/2038 - 03/01/2039	1,802	1,923

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Ginnie Mae
6.000% due 08/15/2037		$692	$773

Small Business Administration
4.430% due 05/01/2029		264	275
5.290% due 12/01/2027		72	77
5.490% due 03/01/2028		510	544
6.220% due 12/01/2028		82	90

Total U.S. Government Agencies (Cost $26,969)			27,308

U.S. TREASURY OBLIGATIONS 1.9%

Treasury Inflation Protected Securities (d)
1.750% due 01/15/2028		631	643
2.000% due 01/15/2026		111	119
2.375% due 01/15/2025		1,051	1,181
2.375% due 01/15/2027		1,201	1,338
2.500% due 01/15/2029 (g)		2,154	2,442
3.875% due 04/15/2029 (g)		1,473	1,974

Total U.S. Treasury Obligations (Cost $7,973)			7,697

MORTGAGE-BACKED SECURITIES 5.6%

Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049		1,344	1,365
5.658% due 06/10/2049		600	634

Bear Stearns Alt-A Trust
0.410% due 02/25/2034		200	164

Countrywide Alternative Loan Trust
0.410% due 02/25/2047		171	112
0.430% due 05/25/2047		1,178	693
1.312% due 02/25/2036		104	70

Countrywide Home Loan Mortgage Pass-Through Trust
2.812% due 02/20/2035		124	107
3.118% due 11/25/2034		74	65

Eclipse Ltd.
0.943% due 01/25/2020	GBP	1,798	2,426

European Loan Conduit
1.243% due 05/15/2019	EUR	86	112

Extended Stay America Trust
2.950% due 11/05/2027		$795	782

Gracechurch Mortgage Financing PLC
0.392% due 11/20/2056		1,921	1,899

Granite Master Issuer PLC
1.167% due 12/20/2054	EUR	755	1,012

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	232	355
1.156% due 01/20/2044		51	79
1.392% due 01/20/2044	EUR	51	69

Greenpoint Mortgage Funding Trust
0.330% due 01/25/2047		$16	14

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		119	119
7.280% due 07/13/2030		2,600	2,916

GSR Mortgage Loan Trust
2.815% due 09/25/2035		1,541	1,530
5.181% due 11/25/2035		49	47
6.000% due 03/25/2037		45	42

JPMorgan Chase Commercial Mortgage Securities Corp.
5.336% due 05/15/2047		600	628
5.420% due 01/15/2049		300	316

JPMorgan Mortgage Trust
2.994% due 08/25/2034		762	711
5.041% due 02/25/2035		27	27
5.750% due 01/25/2036		44	42

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		27	21
5.311% due 09/25/2035		1,066	977

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		$49	$44

Morgan Stanley Capital I
0.315% due 10/15/2020		23	22
5.439% due 02/12/2044		1,100	1,139
5.450% due 10/28/2033		379	387
5.610% due 04/15/2049		465	471
5.809% due 12/12/2049		500	540

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		85	79

OBP Depositor LLC Trust
4.646% due 07/15/2045		500	508

Residential Accredit Loans, Inc.
1.672% due 09/25/2045		177	113

Structured Asset Mortgage Investments, Inc.
0.380% due 03/25/2037		101	63
0.503% due 07/19/2035		46	43

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020		147	136

WaMu Mortgage Pass-Through Certificates
1.042% due 01/25/2047		61	40
1.312% due 02/25/2046		347	276
1.512% due 11/25/2042		242	215

Wells Fargo Mortgage-Backed Securities Trust
2.762% due 11/25/2034		1,030	1,023
4.910% due 01/25/2035		59	60

Total Mortgage-Backed Securities (Cost $22,548)			22,493

ASSET-BACKED SECURITIES 3.5%

Asset-Backed Funding Certificates
0.310% due 01/25/2037		2	2

Bear Stearns Asset-Backed Securities Trust
0.340% due 06/25/2047		22	21

BNC Mortgage Loan Trust
0.350% due 05/25/2037		76	67

Citibank Omni Master Trust
3.005% due 08/15/2018		1,800	1,908

Citigroup Mortgage Loan Trust, Inc.
0.360% due 08/25/2036		116	107

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037		96	93
0.300% due 06/25/2047		29	28
0.320% due 06/25/2047		4	4
0.330% due 06/25/2037		5	5
0.330% due 10/25/2047		44	43

Driver One GmbH
1.787% due 09/21/2014	EUR	900	1,278

Duane Street CLO
0.562% due 11/08/2017		$3,396	3,260

GSAMP Trust
0.320% due 12/25/2036		48	35

Hillmark Funding
0.562% due 05/21/2021		900	837

HSBC Home Equity Loan Trust
1.194% due 11/20/2036		2,200	2,171

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036		57	55

MASTR Asset-Backed Securities Trust
0.300% due 01/25/2037		41	14

Morgan Stanley ABS Capital I
0.290% due 01/25/2037		10	10

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		1,000	998

78	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp.
0.320% due 02/25/2037		$15	$15

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037		74	71

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	1,518	2,068
3.500% due 08/17/2043		$566	564
4.500% due 11/16/2043		96	93
6.255% due 07/15/2042		397	384

Soundview Home Equity Loan Trust
0.330% due 06/25/2037		52	46

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038		43	38

Total Asset-Backed Securities (Cost $14,248)			14,215

SOVEREIGN ISSUES 3.4%

Canada Government International Bond
1.500% due 12/01/2012	CAD	300	308
1.750% due 03/01/2013		600	618
2.000% due 12/01/2014		600	610
2.500% due 09/01/2013		500	522

Canada Housing Trust No. 1
2.750% due 12/15/2015		100	103

Export-Import Bank of Korea
4.000% due 01/29/2021		$500	457
5.125% due 06/29/2020		100	101
8.125% due 01/21/2014		800	917

Korea Development Bank
4.375% due 08/10/2015		200	208

Korea Finance Corp.
3.250% due 09/20/2016		100	97

Mexico Government International Bond
6.000% due 06/18/2015	MXN	16,400	1,342

Province of Ontario Canada
1.375% due 01/27/2014		$400	399
4.200% due 06/02/2020	CAD	6,500	6,804

Russia Government International Bond
7.500% due 03/31/2030		$1,211	1,415

Total Sovereign Issues (Cost $13,755)			13,901

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Wells Fargo & Co.
7.500% due 12/31/2049	600	$621

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	8,000	56

Total Convertible Preferred Securities (Cost $606)		677

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 45.2%

CERTIFICATES OF DEPOSIT 0.6%

Itau Unibanco S.A.
1.450% due 06/13/2011	$700	698
1.670% due 02/06/2012	1,100	1,084
1.700% due 09/12/2011	700	696

		2,478

COMMERCIAL PAPER 0.6%

Comcast Corp.
0.480% due 04/25/2011	300	300

Kells Funding LLC
0.280% due 07/18/2011	500	499

Vodafone Group PLC
0.880% due 01/19/2012	1,600	1,591

		2,390

REPURCHASE AGREEMENTS 10.1%

Citigroup Global Markets, Inc.
0.150% due 04/01/2011	6,600	6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	5,000	5,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $5,115. Repurchase proceeds are $5,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011		$28,400	$28,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.000% due 09/30/2011 valued at $29,010. Repurchase proceeds are $28,400.)

State Street Bank and Trust Co.
0.010% due 04/01/2011		794	794
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $810. Repurchase proceeds are $794.)

			40,794

SHORT-TERM NOTES 0.5%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		1,000	980

Pacific Gas & Electric Co.
0.883% due 10/11/2011		1,200	1,200

			2,180

JAPAN TREASURY BILLS 0.1%
0.112% due 06/13/2011	JPY	40,000	481

U.S. TREASURY BILLS 5.0%
0.135% due 08/11/2011 - 09/15/2011 (c)(g)		$20,180	20,166

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 28.3%
		11,446,471	114,671

Total Short-Term Instruments (Cost $183,150)			183,160

Total Investments 102.3% (Cost $410,526)			$414,052

Written Options (i) (0.2%) (Premiums $985)			(888)

Other Assets and Liabilities (Net) (2.1%)			(8,232)

Net Assets 100.0%			$404,932

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $13,548 at a weighted average interest rate of 0.019%. On March 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $3,312 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	427	$140
90-Day Eurodollar December Futures	Long	12/2012	42	(93)
90-Day Eurodollar June Futures	Long	06/2012	360	(61)
90-Day Eurodollar March Futures	Long	03/2012	1,592	114
90-Day Eurodollar September Futures	Long	09/2011	322	104
90-Day Eurodollar September Futures	Long	09/2012	42	(57)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	347	32
U.S. Treasury 10-Year Note June Futures	Short	06/2011	70	(28)

				$151

See Accompanying Notes	Annual Report	March 31, 2011	79

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%	$	1,000	$0	$(8)	$8
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.047%		1,300	(2)	(7)	5
Brazil Government International Bond	CITI	1.000%	03/20/2021	1.511%		700	(29)	(31)	2
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%		200	0	(2)	2
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		400	0	(11)	11
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%		2,500	(4)	(14)	10
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		1,700	27	21	6
France Government Bond	GSC	0.250%	12/20/2015	0.693%		300	(6)	(6)	0
France Government Bond	RBS	0.250%	12/20/2015	0.693%		700	(14)	(14)	0
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%		500	1	0	1
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%		400	(1)	(8)	7
General Electric Capital Corp.	GSC	1.000%	03/20/2016	1.128%		1,700	(10)	(29)	19
Indonesia Government International Bond	RBS	1.085%	03/20/2012	0.333%		100	1	0	1
MetLife, Inc.	BOA	1.000%	12/20/2015	1.432%		500	(9)	(24)	15
MetLife, Inc.	CITI	1.000%	12/20/2015	1.432%		400	(8)	(15)	7
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		700	(29)	(40)	11
MetLife, Inc.	GSC	1.000%	09/20/2015	1.370%		800	(12)	(51)	39
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%		1,100	(17)	(65)	48
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		1,000	2	(8)	10
Mexico Government International Bond	RBS	1.000%	09/20/2015	0.956%		200	1	(2)	3
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.290%		300	(4)	(9)	5
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		800	(16)	(31)	15
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		200	(5)	(8)	3
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		100	(6)	(7)	1
Turkey Government International Bond	CITI	1.000%	12/20/2015	1.506%		2,700	(59)	(34)	(25)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		200	4	2	2
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		1,200	27	28	(1)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		100	2	1	1
United Kingdom Gilt	MSC	1.000%	06/20/2015	0.450%		200	4	2	2
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		500	11	2	9

							$(151)	$(368)	$217

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	1,400	$169	$180	$(11)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		600	72	73	(1)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		300	40	40	0
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		1,100	145	139	6
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		200	26	23	3
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		1,500	197	186	11
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	15	14	1
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		2,500	86	56	30
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		386	5	0	5
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		193	2	0	2
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		1,500	11	3	8
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		400	3	1	2

						$772	$715	$57

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

80	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	400	$(4)	$(7)	$3
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		700	5	1	4
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		500	3	1	2
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		900	6	1	5
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		100	1	0	1
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,800	17	8	9
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	4	0	4
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	2	0	2
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		2,600	12	(1)	13
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		500	5	2	3
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		300	6	0	6
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		500	4	1	3
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		400	12	(3)	15
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	3	0	3
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		100	0	0	0
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,200	4	1	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		2,500	9	8	1
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		400	1	2	(1)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		200	1	0	1
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		400	(1)	0	(1)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		400	(1)	0	(1)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		100	0	0	0
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		2,500	3	6	(3)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	2	1	1
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		200	2	1	1
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		300	2	0	2
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,100	10	3	7
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		1,400	9	7	2
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		300	2	1	1
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,000	(10)	0	(10)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		400	0	2	(2)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		100	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		400	4	3	1
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	100	0	0	0
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		1,300	(1)	1	(2)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	300	4	0	4
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		400	6	0	6
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		200	2	4	(2)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		1,300	19	34	(15)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		100	1	4	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		1,800	26	50	(24)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		200	3	4	(1)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		500	7	10	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		100	2	5	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBC		3,300	47	80	(33)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		4,400	62	109	(47)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		100	2	4	(2)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	1,800	(13)	(5)	(8)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		1,000	(7)	(6)	(1)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	1,200	0	0	0
Pay	28-Day MXN TIIE	7.330%	01/28/2015	CITI		4,000	6	0	6
Pay	28-Day MXN TIIE	7.330%	01/28/2015	JPM		1,700	3	0	3
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		7,300	11	0	11

							$295	$334	$(39)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	iShares MSCI EAFE Index	1,675,281	3-Month USD-LIBOR plus a specified spread	$	101,891	05/13/2011	JPM	$(1,264)
Receive	iShares MSCI EAFE Index	1,265,253	3-Month USD-LIBOR plus a specified spread		73,676	06/30/2011	JPM	2,297
Receive	iShares MSCI EAFE Index	1,155,232	3-Month USD-LIBOR plus a specified spread		68,667	07/29/2011	JPM	614
Receive	iShares MSCI EAFE Index	2,612,122	3-Month USD-LIBOR plus a specified spread		156,962	09/30/2011	JPM	0

								$1,647

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Annual Report	March 31, 2011	81

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

(i)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	5	$3	$(3)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	689	384	(162)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	33	27	(25)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	63	27	(34)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	63	39	(12)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	9	30	(4)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	9	23	(24)

				$533	$(264)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,000	$6	$(12)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,500	20	(47)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,500	21	(47)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	13	(22)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		200	1	(3)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,400	8	(20)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		600	4	(9)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		6,900	55	(101)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,100	19	(27)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	25	(35)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,800	20	(23)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,200	13	(16)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	36	(44)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	25	(36)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		200	3	(1)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	6	(3)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		200	3	(1)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,500	31	(1)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		200	3	(1)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		400	2	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		500	7	(3)

								$321	$(452)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000	10/11/2011	$	1,500	$8	$(12)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000	10/11/2011		1,400	7	(12)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	10/11/2011		4,800	53	(85)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011		2,200	24	(39)

						$92	$(148)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,300	$11	$(7)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		2,700	24	(15)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		300	4	(2)

							$39	$(24)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	66	$29,600	$241
Sales	1,101	77,400	1,354
Closing Buys	(269)	(41,400)	(546)
Expirations	(3)	(700)	(23)
Exercised	(24)	(7,700)	(41)

Balance at 03/31/2011	871	$57,200	$985

82	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(j)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	4.500%	04/01/2041	$1,000	$1,014	$(1,016)
Fannie Mae	5.500%	04/01/2041	3,000	3,210	(3,206)

				$4,224	$(4,222)

(k)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,005	04/2011	RBS	$54	$0	$54
Buy	BRL	7,689	04/2011	BCLY	167	0	167
Sell		10,707	04/2011	CITI	0	(151)	(151)
Buy		3,018	04/2011	UBS	49	0	49
Buy		10,707	06/2011	CITI	158	0	158
Buy	CAD	139	06/2011	BNP	1	0	1
Buy	CHF	157	05/2011	BNP	4	0	4
Buy	CNY	3,956	11/2011	JPM	3	(2)	1
Buy		3,789	02/2012	BCLY	0	(4)	(4)
Sell	EUR	738	04/2011	BCLY	0	(39)	(39)
Buy		1,114	04/2011	BNP	0	(1)	(1)
Sell		1,561	04/2011	CITI	0	(105)	(105)
Sell		245	04/2011	DUB	0	(11)	(11)
Sell		49	04/2011	JPM	0	(3)	(3)
Sell		12	04/2011	MSC	0	0	0
Buy		920	04/2011	RBC	26	0	26
Sell		2,898	04/2011	UBS	0	(120)	(120)
Sell	GBP	1,499	06/2011	BNP	29	0	29
Sell		172	06/2011	BOA	0	0	0
Buy	IDR	1,765,000	04/2011	BCLY	3	0	3
Sell		7,536,720	04/2011	BOA	0	(2)	(2)
Buy		367,720	04/2011	CITI	2	0	2
Buy		1,768,000	04/2011	JPM	3	0	3
Buy		3,636,000	04/2011	MSC	18	0	18
Buy		522,729	07/2011	BCLY	3	0	3
Buy		534,700	07/2011	CITI	4	0	4
Buy		785,300	07/2011	HSBC	5	0	5
Buy		2,123,075	07/2011	JPM	11	0	11
Buy		7,536,720	01/2012	BOA	5	0	5
Buy	INR	13,716	05/2011	BCLY	7	0	7
Buy		9,290	05/2011	BOA	8	0	8
Buy		9,206	05/2011	JPM	6	0	6
Buy		32,052	08/2011	MSC	24	0	24
Sell	JPY	113,249	04/2011	CITI	51	0	51
Buy		33,545	04/2011	RBS	0	0	0
Sell		40,000	06/2011	CITI	3	0	3
Buy	KRW	370,100	05/2011	CITI	8	0	8
Buy		111,900	05/2011	GSC	2	0	2
Buy		246,500	05/2011	HSBC	9	0	9
Buy		1,811,466	05/2011	JPM	60	0	60
Buy		898,950	05/2011	MSC	18	0	18
Buy		150,561	05/2011	RBS	4	0	4
Buy		56,350	08/2011	CITI	1	0	1
Buy		56,365	08/2011	GSC	1	0	1
Buy	MXN	647	07/2011	DUB	1	0	1
Buy		36,184	07/2011	HSBC	93	0	93
Buy	MYR	278	08/2011	BCLY	2	0	2
Buy		50	08/2011	CITI	0	0	0
Buy	PHP	4,248	04/2011	BCLY	0	(2)	(2)
Buy		8,800	04/2011	BOA	3	0	3
Sell		8,853	04/2011	HSBC	0	0	0
Sell		4,195	04/2011	MSC	0	0	0
Buy		8,882	06/2011	BCLY	5	0	5
Buy		2,280	06/2011	CITI	1	0	1
Buy		19,562	06/2011	JPM	3	0	3
Buy		13,154	11/2011	CITI	4	(1)	3
Buy		8,784	11/2011	GSC	2	0	2
Buy		13,130	11/2011	JPM	3	(1)	2
Buy		8,853	03/2012	HSBC	0	0	0
Buy		4,195	03/2012	MSC	0	0	0
Sell	RUB	2,897	04/2011	BCLY	2	0	2
Buy		2,897	07/2011	BCLY	0	0	0
Buy	SGD	4,665	06/2011	BOA	54	0	54

See Accompanying Notes	Annual Report	March 31, 2011	83

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	131	06/2011	DUB	$3	$0	$3
Buy		389	06/2011	GSC	9	0	9
Buy		261	06/2011	JPM	7	0	7
Buy		131	06/2011	RBS	4	0	4
Buy		251	09/2011	BCLY	3	0	3
Buy		200	09/2011	CITI	2	0	2
Buy		100	09/2011	JPM	1	0	1
Buy		100	09/2011	RBS	2	0	2
Buy	TRY	1,199	07/2011	HSBC	7	0	7
Buy	TWD	3,076	04/2011	BCLY	0	0	0
Sell		3,076	04/2011	BCLY	0	0	0
Buy		895	04/2011	BOA	1	0	1
Sell		895	04/2011	BOA	0	0	0
Buy		1,262	04/2011	DUB	1	0	1
Sell		1,262	04/2011	DUB	0	0	0
Buy		919	04/2011	JPM	1	0	1
Sell		919	04/2011	JPM	0	0	0
Buy		3,077	01/2012	BCLY	0	0	0
Buy	ZAR	2,091	04/2011	JPM	8	0	8
Buy		2,093	04/2011	MSC	8	0	8
Buy		1,823	07/2011	JPM	0	(1)	(1)
Buy		760	09/2011	BCLY	10	0	10

					$987	$(443)	$544

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,905	$0	$1,905
Corporate Bonds & Notes
Banking & Finance	3,793	63,603	900	68,296
Industrials	2,486	48,773	0	51,259
Utilities	0	12,323	0	12,323
Convertible Bonds & Notes
Industrials	0	92	0	92
Municipal Bonds & Notes
Arizona	0	1,010	0	1,010
California	0	4,548	0	4,548
Illinois	0	1,840	0	1,840
Nebraska	0	99	0	99
New Jersey	0	1,276	0	1,276
New York	0	1,244	0	1,244
North Carolina	0	104	0	104
Ohio	0	73	0	73
Texas	0	396	0	396
Washington	0	136	0	136
U.S. Government Agencies	0	25,486	1,822	27,308
U.S. Treasury Obligations	0	7,697	0	7,697
Mortgage-Backed Securities	0	22,493	0	22,493
Asset-Backed Securities	0	9,120	5,095	14,215
Sovereign Issues	0	13,901	0	13,901
Convertible Preferred Securities
Banking & Finance	621	0	0	621
Industrials	0	56	0	56
Short-Term Instruments
Certificates of Deposit	0	2,478	0	2,478

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Commercial Paper	$0	$2,390	$0	$2,390
Repurchase Agreements	0	40,794	0	40,794
Short-Term Notes	0	2,180	0	2,180
Japan Treasury Bills	0	481	0	481
U.S. Treasury Bills	0	20,166	0	20,166
PIMCO Short-Term Floating NAV Portfolio	114,671	0	0	114,671
	$121,571	$284,664	$7,817	$414,052

Short Sales, at value	$0	$(4,222)	$0	$(4,222)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	312	0	312
Equity Contracts	0	2,911	0	2,911
Foreign Exchange Contracts	0	987	0	987
Interest Rate Contracts	390	123	0	513
	$390	$4,333	$0	$4,723

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(38)	0	(38)
Equity Contracts	0	(1,292)	0	(1,292)
Foreign Exchange Contracts	0	(443)	0	(443)
Interest Rate Contracts	(239)	(850)	(172)	(1,261)
	$(239)	$(2,623)	$(172)	$(3,034)

Totals	$121,722	$282,152	$7,645	$411,519

84	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$900	$0	$0	$0	$0	$0	$0	$900	$0
U.S. Government Agencies	0	2,200	(378)	0	0	0	0	0	1,822	0
Asset-Backed Securities	0	5,091	0	2	0	2	0	0	5,095	2

	$0	$8,191	$(378)	$2	$0	$2	$0	$0	$7,817	$2

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(11)	$0	$(120)	$0	$0	$(41)	$0	$0	$(172)	$(41)

Totals	$(11)	$8,191	$(498)	$2	$0	$(39)	$0	$0	$7,645	$(39)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$334	$334
Unrealized appreciation on foreign currency contracts	0	0	0	987	0	987
Unrealized appreciation on swap agreements	0	312	2,911	0	123	3,346

	$0	$312	$2,911	$987	$457	$4,667

Liabilities:
Written options outstanding	$0	$0	$28	$0	$860	$888
Unrealized depreciation on foreign currency contracts	0	0	0	443	0	443
Unrealized depreciation on swap agreements	0	38	1,264	0	162	1,464

	$0	$38	$1,292	$443	$1,022	$2,795

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$759	$34,232	$7	$1,036	$36,034
Net realized gain on foreign currency transactions	0	0	0	417	0	417

	$0	$759	$34,232	$424	$1,036	$36,451

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$249	$1,379	$0	$(243)	$1,385
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	475	0	475

	$0	$249	$1,379	$475	$(243)	$1,860

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $151 as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2011	85

Schedule of Investments PIMCO International StocksPLUS® TR Strategy Fund (Unhedged) (Cont.)

March 31, 2011

(n)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$373	$(280)	$93
BNP	59	0	59
BOA	(6)	0	(6)
CITI	8	0	8
CSFB	1	(5,490)	(5,489)
DUB	155	(300)	(145)
GSC	(63)	0	(63)
HSBC	342	(260)	82
JPM	1,702	(2,790)	(1,088)
MLP	25	0	25
MSC	(59)	0	(59)
RBC	74	0	74
RBS	(70)	0	(70)
SOG	11	0	11
UBS	(69)	0	(69)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

86	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.2%

Georgia-Pacific Corp.
2.307% due 12/20/2012		$46	$46
2.307% due 12/22/2012		271	271

Total Bank Loan Obligations (Cost $317)			317

CORPORATE BONDS & NOTES 32.0%

BANKING & FINANCE 21.4%

American Express Co.
6.150% due 08/28/2017		1,200	1,343

American International Group, Inc.
4.950% due 03/20/2012		300	309
5.850% due 01/16/2018		750	783

Bank of America Corp.
5.650% due 05/01/2018		400	418

Banque PSA Finance
2.204% due 04/04/2014 (b)		500	499

Barclays Bank PLC
1.343% due 01/13/2014		500	506
6.050% due 12/04/2017		1,600	1,667
7.434% due 09/29/2049		600	603
10.179% due 06/12/2021		1,040	1,326

Capital One Financial Corp.
6.750% due 09/15/2017		1,600	1,840

Cie de Financement Foncier
2.500% due 09/16/2015		3,600	3,485

Citigroup, Inc.
2.312% due 08/13/2013		1,200	1,236

Fiat Finance & Trade S.A.
9.000% due 07/30/2012	EUR	1,000	1,508

Ford Motor Credit Co. LLC
7.800% due 06/01/2012		$900	955

Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	500	708

General Electric Capital Corp.
6.375% due 11/15/2067		$100	103
6.500% due 09/15/2067	GBP	100	156

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		$400	386

HSBC Bank USA N.A.
4.875% due 08/24/2020		2,300	2,252

International Lease Finance Corp.
7.125% due 09/01/2018		3,500	3,778

Lehman Brothers Holdings, Inc.
6.750% due 12/28/2017 (a)		1,800	2
6.875% due 05/02/2018 (a)		200	54

Lloyds TSB Bank PLC
1.322% due 06/09/2011	EUR	300	425
12.000% due 12/29/2049		$2,400	2,813

Merrill Lynch & Co., Inc.
0.763% due 01/15/2015		3,900	3,777
6.050% due 08/15/2012		400	425

Principal Life Income Funding Trusts
5.300% due 04/24/2013		200	215

Royal Bank of Scotland Group PLC
5.625% due 08/24/2020		3,100	3,095
7.640% due 03/29/2049 (a)		1,900	1,520

SMFG Preferred Capital GBP 2 Ltd.
10.231% due 07/29/2049	GBP	1,600	3,003

UBS AG
5.875% due 12/20/2017		$2,600	2,839

			42,029

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 9.5%

Altria Group, Inc.
9.250% due 08/06/2019	$1,800	$2,350

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	1,400	1,470

Gazprom Via Gaz Capital S.A.
8.146% due 04/11/2018	3,100	3,669

Goodrich Corp.
6.290% due 07/01/2016	2,100	2,400

Loews Corp.
5.250% due 03/15/2016	2,800	3,029

Nabors Industries, Inc.
6.150% due 02/15/2018	2,000	2,189

Steel Dynamics, Inc.
7.375% due 11/01/2012	1,700	1,819

Volkswagen International Finance NV
0.757% due 10/01/2012	900	901
0.917% due 04/01/2014	700	701

		18,528

UTILITIES 1.1%

Embarq Corp.
6.738% due 06/01/2013	2,000	2,169

Total Corporate Bonds & Notes (Cost $60,741)		62,726

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.7%

California State Palomar Community College District General Obligation Bonds, (AGM Insured), Series 2007
4.750% due 05/01/2032	100	90

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	1,300	1,286

		1,376

OHIO 0.2%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	700	466

TEXAS 0.1%

Texas State General Obligation Bonds, Series 2005
4.750% due 04/01/2035	200	194

Total Municipal Bonds & Notes (Cost $2,271)		2,036

U.S. GOVERNMENT AGENCIES 19.3%

Fannie Mae
0.370% due 03/25/2034	17	17
0.380% due 03/25/2036	870	807
0.600% due 09/25/2042	446	446
1.625% due 11/25/2023	133	133
1.781% due 04/25/2024	111	114
2.154% due 08/01/2035	369	379
2.317% due 09/01/2035	344	359
2.385% due 02/01/2034	223	234
2.441% due 10/01/2035	326	342
2.539% due 09/01/2031	2	2
2.550% due 02/01/2035	167	174
2.561% due 10/01/2035	288	303
2.623% due 07/01/2035	612	644
2.636% due 07/01/2032	23	25
2.639% due 08/01/2036	472	498
2.686% due 11/01/2034	462	487
2.696% due 03/01/2036	1,248	1,313
2.870% due 10/01/2035	219	231

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2025		$984	$987
4.000% due 06/01/2025 - 04/01/2026		21,974	22,564
4.500% due 03/01/2023 - 04/01/2041		1,907	1,968
5.500% due 02/01/2024 - 04/01/2036		310	335
6.000% due 09/01/2017		21	22
7.500% due 12/01/2014		23	24

Freddie Mac
0.455% due 10/15/2020		378	377
1.513% due 10/25/2044		130	129
1.718% due 07/25/2044		627	622
2.520% due 09/01/2035		104	109
5.500% due 03/15/2017 - 08/15/2030		42	43

Ginnie Mae
0.654% due 03/16/2032		25	25
2.125% due 11/20/2024		67	69
4.500% due 07/15/2040		2,000	2,064
5.500% due 09/15/2035		131	143

Small Business Administration
5.680% due 06/01/2028		1,837	1,985

Total U.S. Government Agencies (Cost $37,506)			37,974

U.S. TREASURY OBLIGATIONS 4.4%

U.S. Treasury Bonds
4.375% due 02/15/2038		300	295
4.500% due 08/15/2039 (e)		900	899
6.250% due 08/15/2023		500	620
7.500% due 11/15/2024 (e)(g)		1,000	1,379
8.125% due 05/15/2021 (e)(g)		1,301	1,821

U.S. Treasury Notes
1.875% due 09/30/2017 (e)(g)		1,100	1,039
2.375% due 08/31/2014		100	103
2.375% due 07/31/2017 (e)(g)		2,100	2,056
2.750% due 03/31/2018		100	100
3.000% due 08/31/2016		200	206
3.125% due 04/30/2017		200	205

Total U.S. Treasury Obligations (Cost $9,052)			8,723

MORTGAGE-BACKED SECURITIES 11.5%

American General Mortgage Loan Trust
5.150% due 03/25/2058		1,466	1,517

American Home Mortgage Assets
0.440% due 05/25/2046		1,625	987
0.460% due 10/25/2046		599	341

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	2,041	2,891

Banc of America Commercial Mortgage, Inc.
5.451% due 01/15/2049		$690	726

Banc of America Funding Corp.
5.864% due 01/20/2047		124	88

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035		324	313

Bear Stearns Alt-A Trust
2.643% due 05/25/2035		322	273
2.987% due 09/25/2035		390	305
4.198% due 08/25/2036 (a)		838	271

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049		274	297

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035		915	891

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		950	1,021
5.886% due 11/15/2044		500	541

See Accompanying Notes	Annual Report	March 31, 2011	87

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.464% due 03/20/2046	$1,277	$747
0.464% due 07/20/2046	1,754	791
3.604% due 06/25/2037	2,191	1,598

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	253	161
0.570% due 03/25/2035	190	129

Credit Suisse First Boston Mortgage Securities Corp.
2.520% due 06/25/2033	186	181

Downey Savings & Loan Association Mortgage Loan Trust
0.514% due 08/19/2045	928	647
2.477% due 07/19/2044	76	62

First Horizon Alternative Mortgage Securities
2.380% due 03/25/2035	176	127

First Horizon Asset Securities, Inc.
2.921% due 08/25/2035	80	64

First Republic Mortgage Loan Trust
0.605% due 11/15/2031	95	88

Greenpoint Mortgage Funding Trust
0.430% due 01/25/2037	1,402	878

GSR Mortgage Loan Trust
2.796% due 09/25/2035	298	292

Harborview Mortgage Loan Trust
0.494% due 03/19/2036	1,084	686

Homebanc Mortgage Trust
5.753% due 04/25/2037	900	540

Indymac Index Mortgage Loan Trust
0.550% due 06/25/2037 (a)	512	208
2.677% due 12/25/2034	49	38

JPMorgan Chase Commercial Mortgage Securities Corp.
5.440% due 06/12/2047	210	221

JPMorgan Mortgage Trust
5.041% due 02/25/2035	188	191

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	217	167

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	42	37
1.250% due 10/25/2035	64	57

Morgan Stanley Capital I
0.315% due 10/15/2020	661	635
5.877% due 06/11/2049	100	107

Residential Accredit Loans, Inc.
0.650% due 03/25/2033	82	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securitization Trust
0.600% due 10/25/2018		$916	$903
0.650% due 05/25/2033		87	84

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035		243	142

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035		293	266
0.530% due 02/25/2036		639	389

WaMu Mortgage Pass-Through Certificates
0.560% due 01/25/2045		160	136
0.570% due 01/25/2045		163	138
1.012% due 03/25/2047		871	582
3.648% due 02/25/2037		229	184

Wells Fargo Mortgage-Backed Securities Trust
2.905% due 05/25/2035		157	156
4.500% due 11/25/2018		372	377

Total Mortgage-Backed Securities (Cost $24,692)			22,546

ASSET-BACKED SECURITIES 2.6%

Access Group, Inc.
1.603% due 10/27/2025		1,913	1,933

Aurum CLO Ltd.
0.733% due 04/15/2014		187	186

Bear Stearns Asset-Backed Securities Trust
3.168% due 10/25/2036		1,312	958

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036		16	6

GSAMP Trust
0.340% due 11/25/2035		87	14

GSRPM Mortgage Loan Trust
0.950% due 01/25/2032		5	5

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		186	155

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	412	586

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		$900	899

Structured Asset Securities Corp.
1.750% due 04/25/2035		504	389

Total Asset-Backed Securities (Cost $5,644)			5,131

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.1%

Australia Government Bond
4.750% due 06/15/2016	AUD	5,600	$5,664
6.000% due 02/15/2017		2,100	2,248

Brazil Government International Bond
10.250% due 01/10/2028	BRL	1,400	857

Qatar Government International Bond
4.000% due 01/20/2015		$1,200	1,245

Total Sovereign Issues (Cost $8,947)			10,014

SHORT-TERM INSTRUMENTS 32.5%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 04/01/2011		695	695

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $710. Repurchase proceeds are $695.)

U.S. TREASURY BILLS 5.1%
0.138% due 08/25/2011 - 09/15/2011 (c)(e)(g)		9,930	9,923

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 27.1%
		5,312,634	53,222

Total Short-Term Instruments (Cost $63,839)			63,840

PURCHASED OPTIONS (i) 0.0%
(Cost $11)			33

Total Investments 108.6% (Cost $213,020)			$213,340

Written Options (j) (0.4%) (Premiums $575)			(870)

Other Assets and Liabilities (Net) (8.2%)			(16,149)

Net Assets 100.0%			$196,321

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $3,168 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $8,453 at a weighted average interest rate of 0.189%. On March 31, 2011, there were no open reverse repurchase agreements.
(g)	Securities with an aggregate market value of $561 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor June Futures	Long	06/2011	274	$(89)
90-Day Euribor September Futures	Long	09/2011	34	(43)
90-Day Eurodollar December Futures	Long	12/2011	40	8
90-Day Eurodollar March Futures	Long	03/2012	7	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Long	06/2011	10	1

				$(123)

88	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Capital One Financial Corp.	DUB	(1.000%	)	09/20/2017	1.067%	$	1,600	$6	$25	$(19)
Embarq Corp.	BCLY	(1.000%	)	06/20/2013	0.262%		300	(4)	(5)	1
Embarq Corp.	BOA	(1.370%	)	03/20/2014	0.383%		100	(3)	0	(3)
Embarq Corp.	DUB	(1.250%	)	03/20/2014	0.383%		300	(8)	0	(8)
Embarq Corp.	DUB	(1.270%	)	03/20/2014	0.383%		600	(16)	0	(16)
Embarq Corp.	DUB	(1.425%	)	03/20/2014	0.383%		500	(16)	0	(16)
Embarq Corp.	MSC	(1.300%	)	03/20/2014	0.383%		200	(5)	0	(5)
Goodrich Corp.	DUB	(0.510%	)	09/20/2016	0.645%		2,100	14	0	14
JPMorgan Chase & Co.	DUB	(2.750%	)	03/20/2014	0.481%		1,000	(68)	0	(68)
Loews Corp.	JPM	(0.280%	)	03/20/2016	1.031%		2,300	81	0	81
Nabors Industries, Inc.	CITI	(1.050%	)	03/20/2018	1.174%		2,000	15	0	15

								$(4)	$20	$(24)

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Goldman Sachs Group, Inc.	BCLY	1.000%	03/20/2012	0.299%	$	500	$4	$0	$4

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.HY-15 5-Year Index	BNP	(5.000%	)	12/20/2015	$	15,000	$(520)	$(525)	$5
CDX.IG-5 7-Year Index 10-15%	MSC	(0.142%	)	12/20/2012		7,800	16	0	16
CDX.IG-9 10-Year Index	BCLY	(0.800%	)	12/20/2017		1,355	38	18	20
CDX.IG-9 10-Year Index	GSC	(0.800%	)	12/20/2017		3,001	85	50	35
CDX.IG-9 10-Year Index	MSC	(0.800%	)	12/20/2017		2,033	58	50	8
CDX.IG-9 10-Year Index	RBS	(0.800%	)	12/20/2017		871	25	13	12
CDX.IG-14 5-Year Index	BNP	(1.000%	)	06/20/2015		10,200	(113)	(44)	(69)
CDX.IG-14 5-Year Index	CSFB	(1.000%	)	06/20/2015		5,500	(60)	(23)	(37)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		900	(10)	(4)	(6)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051		4,300	200	645	(445)

							$(281)	$180	$(461)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-5 10-Year Index 10-15%	MSC	0.463%	12/20/2015	$	5,600	$(426)	$0	$(426)
CDX.IG-7 10-Year Index	GSC	0.650%	12/20/2016		2,506	(76)	(200)	124

						$(502)	$(200)	$(302)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2011	89

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.670%	01/02/2012	MSC	BRL	2,200	$39	$16	$23
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		2,100	7	6	1
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		17,800	46	81	(35)
Pay	1-Year BRL-CDI	12.510%	01/02/2013	UBS		1,800	(1)	(2)	1
Pay	1-Year BRL-CDI	11.820%	01/02/2014	JPM		2,500	(17)	3	(20)
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		12,200	(76)	7	(83)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		1,300	(6)	4	(10)
Pay	1-Year BRL-CDI	11.960%	01/02/2014	GSC		10,700	(10)	(6)	(4)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		1,700	(1)	0	(1)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		5,700	11	13	(2)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	BCLY	AUD	1,200	(23)	(6)	(17)
Pay	6-Month AUD Bank Bill	5.500%	12/15/2017	DUB		800	(15)	(4)	(11)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	16,800	(1)	(1)	0

							$(47)	$111	$(158)

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Pay	iShares MSCI EAFE Index	68,353	3-Month USD-LIBOR plus a specified spread	$	3,980	06/30/2011	JPM	$(124)
Receive	iShares MSCI EAFE Index	1,215,456	3-Month USD-LIBOR plus a specified spread		70,776	06/30/2011	JPM	2,206
Receive	iShares MSCI EAFE Index	740,016	3-Month USD-LIBOR plus a specified spread		43,987	07/29/2011	JPM	386
Receive	iShares MSCI EAFE Index	1,371,297	3-Month USD-LIBOR plus a specified spread		82,401	09/30/2011	JPM	0

								$2,468

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	4,500	$11	$33

(j)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	30	$13	$(17)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	30	14	(6)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	17	8	(9)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	17	10	(4)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	4	13	(2)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	4	10	(11)

				$68	$(49)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	4,500	$26	$(61)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		4,900	31	(71)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		500	4	(7)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		7,100	42	(104)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		3,000	18	(44)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	17	(34)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,000	18	(25)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	33	(43)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,900	44	(50)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,200	33	(50)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	6	(8)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	32	(44)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,000	29	(47)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		100	1	0
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		2,900	18	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		2,500	10	(1)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		2,500	10	(15)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		200	1	0

								$373	$(604)

90	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000	10/11/2011	$	5,900	$31	$(49)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011		9,500	103	(168)

						$134	$ (217)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	322	$71,100	EUR	10,200	$948
Sales	464	181,500		0	1,740
Closing Buys	(51)	(54,300)		0	(508)
Expirations	(633)	(125,300)		(10,200)	(1,562)
Exercised	0	(7,600)		0	(43)

Balance at 03/31/2011	102	$65,400	EUR	0	$575

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2026	$1,000	$1,002	$(1,001)
Fannie Mae	5.500%	04/01/2026	5,000	5,377	(5,409)
Fannie Mae	5.500%	04/01/2041	1,000	1,062	(1,069)
Fannie Mae	6.000%	04/01/2041	29,000	31,451	(31,519)
Freddie Mac	5.500%	04/01/2041	6,000	6,373	(6,396)
Ginnie Mae	4.500%	05/01/2041	2,000	2,057	(2,054)
Ginnie Mae	5.500%	04/01/2041	1,000	1,084	(1,082)
Ginnie Mae	5.500%	05/01/2041	1,650	1,780	(1,782)

				$50,186	$(50,312)

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	2,031	04/2011	BCLY	$0	$0	$0
Sell		20,636	04/2011	DUB	0	(1,105)	(1,105)
Buy		341	04/2011	RBC	10	0	10
Sell		1,519	04/2011	UBS	0	(15)	(15)
Sell	BRL	927	04/2011	BCLY	0	(21)	(21)
Buy		927	04/2011	CITI	13	0	13
Sell		927	06/2011	CITI	0	(14)	(14)
Sell		408	06/2011	RBS	0	(7)	(7)
Sell		170	06/2011	UBS	0	(3)	(3)
Buy	CAD	1,752	06/2011	BNP	11	0	11
Buy		168	06/2011	RBC	3	0	3
Sell	CHF	3,200	04/2011	BCLY	10	0	10
Buy		3,200	04/2011	CITI	4	0	4
Sell		13,569	05/2011	CITI	0	(312)	(312)
Sell		240	05/2011	UBS	0	0	0
Buy	CLP	8,500	06/2011	DUB	0	0	0
Buy	CNY	1,343	04/2011	CITI	2	0	2
Buy		1,607	04/2011	JPM	3	0	3
Buy		3,318	06/2011	HSBC	10	0	10
Buy		751	09/2011	BOA	3	0	3
Buy		936	09/2011	CITI	3	0	3
Buy		583	09/2011	RBS	2	0	2
Buy		1,399	09/2011	UBS	5	0	5
Buy		1,940	11/2011	DUB	7	0	7
Buy		5,836	02/2012	BCLY	1	0	1
Buy		2,647	02/2012	BOA	1	0	1
Buy		7,490	02/2012	CITI	1	0	1
Buy		6,455	02/2012	DUB	1	0	1
Buy		7,361	02/2012	JPM	1	0	1
Buy		2,643	02/2012	UBS	0	0	0
Sell	DKK	9,299	05/2011	BNP	0	(46)	(46)
Buy	EUR	15,233	04/2011	BCLY	67	0	67
Sell		3,691	04/2011	BCLY	0	(10)	(10)
Buy		1,251	04/2011	CSFB	0	(3)	(3)

See Accompanying Notes	Annual Report	March 31, 2011	91

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	13,888	04/2011	DUB	$0	$(486)	$(486)
Buy		15,232	04/2011	GSC	58	0	58
Sell		13,887	04/2011	HSBC	0	(496)	(496)
Buy		15,233	04/2011	JPM	62	0	62
Sell		13,967	04/2011	RBS	0	(554)	(554)
Sell		3,207	04/2011	UBS	0	(30)	(30)
Sell		15,233	05/2011	BCLY	0	(66)	(66)
Sell		15,232	05/2011	GSC	0	(58)	(58)
Sell		15,233	05/2011	JPM	0	(62)	(62)
Sell	GBP	17,146	04/2011	BCLY	398	(16)	382
Sell		13,158	04/2011	BNP	431	0	431
Buy		5,000	04/2011	CITI	0	(10)	(10)
Sell		5,000	04/2011	CITI	10	0	10
Buy		1,630	04/2011	RBS	2	0	2
Sell		550	04/2011	UBS	0	(1)	(1)
Sell	HKD	45,624	04/2011	HSBC	6	0	6
Buy		14,178	04/2011	MSC	3	0	3
Buy	ILS	3,530	05/2011	BCLY	13	0	13
Sell		7,379	05/2011	DUB	0	(95)	(95)
Buy	INR	11,000	05/2011	BCLY	8	0	8
Buy		16,000	05/2011	JPM	14	0	14
Buy		46,269	08/2011	MSC	35	0	35
Sell	JPY	150,000	04/2011	BCLY	32	0	32
Sell		2,879,768	04/2011	BNP	1,001	0	1,001
Buy		150,000	04/2011	CITI	0	(7)	(7)
Sell		150,000	04/2011	CITI	7	0	7
Buy		83,201	04/2011	RBC	0	(6)	(6)
Sell		225,716	04/2011	UBS	60	0	60
Buy	KRW	139,500	05/2011	BCLY	3	0	3
Buy		1,359,000	05/2011	CITI	28	0	28
Buy		112,382	05/2011	GSC	3	0	3
Buy		263,000	05/2011	HSBC	5	0	5
Buy		2,242,613	05/2011	JPM	90	0	90
Buy		527,000	05/2011	RBS	14	0	14
Buy	MXN	54	07/2011	HSBC	0	0	0
Buy	MYR	16	08/2011	CITI	0	0	0
Buy	NOK	5,288	05/2011	BCLY	13	0	13
Sell		4,493	05/2011	BCLY	0	(31)	(31)
Buy		560	05/2011	RBS	2	0	2
Sell	NZD	384	04/2011	DUB	0	(3)	(3)
Sell	SEK	29,887	05/2011	BNP	0	(93)	(93)
Sell	SGD	3,847	05/2011	JPM	0	(26)	(26)
Buy		1,001	06/2011	BOA	12	0	12

					$2,468	$(3,576)	$(1,108)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$317	$0	$317
Corporate Bonds & Notes
Banking & Finance	0	42,029	0	42,029
Industrials	0	18,528	0	18,528
Utilities	0	2,169	0	2,169
Municipal Bonds & Notes
California	0	1,376	0	1,376
Ohio	0	466	0	466
Texas	0	194	0	194
U.S. Government Agencies	0	37,974	0	37,974
U.S. Treasury Obligations	0	8,723	0	8,723
Mortgage-Backed Securities	0	22,546	0	22,546
Asset-Backed Securities	0	4,232	899	5,131
Sovereign Issues	0	10,014	0	10,014
Short-Term Instruments
Repurchase Agreements	0	695	0	695
U.S. Treasury Bills	0	9,923	0	9,923
PIMCO Short-Term Floating NAV Portfolio	53,222	0	0	53,222
Purchased Options
Interest Rate Contracts	0	33	0	33
	$53,222	$159,219	$899	$213,340

Short Sales, at value	$0	$(50,312)	$0	$(50,312)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$335	$0	$335
Equity Contracts	0	2,592	0	2,592
Foreign Exchange Contracts	0	2,468	0	2,468
Interest Rate Contracts	9	25	0	34
	$9	$5,420	$0	$5,429

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,118)	0	(1,118)
Equity Contracts	0	(137)	0	(137)
Foreign Exchange Contracts	0	(3,576)	0	(3,576)
Interest Rate Contracts	(132)	(823)	(217)	(1,172)
	$(132)	$(5,654)	$(217)	$(6,003)

Totals	$53,099	$108,673	$682	$162,454

92	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Mortgage-Backed Securities	$1,900	$0	$(434)	$0	$0	$51	$0	$(1,517)	$0	$0
Asset-Backed Securities	1,680	900	(960)	0	(3)	53	0	(771)	899	(1)

	$3,580	$900	$(1,394)	$0	$(3)	$104	$0	$(2,288)	$899	$(1)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(33)	0	0	0	40	(7)	0	0	0	0
Interest Rate Contracts	0	0	(134)	0	0	(83)	0	0	(217)	(83)

	$(33)	$0	$(134)	$0	$40	$(90)	$0	$0	$(217)	$(83)

Totals	$3,547	$900	$(1,528)	$0	$37	$14	$0	$(2,288)	$682	$(84)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$33	$33
Variation margin receivable (2)	0	0	0	0	14	14
Unrealized appreciation on foreign currency contracts	0	0	0	2,468	0	2,468
Unrealized appreciation on swap agreements	0	335	2,592	0	25	2,952

	$0	$335	$2,592	$2,468	$72	$5,467

Liabilities:
Written options outstanding	$0	$0	$13	$0	$857	$870
Unrealized depreciation on foreign currency contracts	0	3,576	0	0	0	3,576
Unrealized depreciation on swap agreements	0	1,117	124	0	184	1,425

	$0	$4,693	$137	$0	$1,041	$5,871

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$(100)	$21,434	$33	$1,194	$22,561
Net realized (loss) on foreign currency transactions	0	0	0	0	(19,272)	(19,272)

	$0	$(100)	$21,434	$33	$(18,078)	$3,289

See Accompanying Notes	Annual Report	March 31, 2011	93

Schedule of Investments International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$22	$22
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(367)	1,798	(14)	(1,820)	(403)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(2,293)	0	(2,293)

	$0	$(367)	$1,798	$(2,307)	$(1,798)	$(2,674)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(123) as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The	following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$436	$(400)	$36
BNP	671	(630)	41
BOA	(101)	236	135
CITI	(317)	323	6
CSFB	(63)	(2,798)	(2,861)
DUB	(1,842)	1,243	(599)
GSC	21	(260)	(239)
HSBC	(463)	430	(33)
JPM	2,570	(3,020)	(450)
MLP	(76)	0	(76)
MSC	(503)	272	(231)
RBC	7	0	7
RBS	(613)	584	(29)
UBS	15	0	15

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

94	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Ford Motor Co.
3.010% due 12/15/2013		$2,000	$2,001

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	200	285

Seaworld Parks and Entertainment, Inc.
4.000% due 08/16/2017		$500	504

The Weather Channel, Inc.
4.250% due 02/11/2017		499	503

United Airlines, Inc.
3.000% due 02/01/2012		1,000	979

Vodafone Group PLC
6.875% due 08/11/2015		310	314

Total Bank Loan Obligations (Cost $4,545)			4,586

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 17.9%

ABN AMRO Bank NV
2.071% due 01/30/2014		4,400	4,406

Ally Financial, Inc.
2.510% due 12/01/2014		1,100	1,068
3.512% due 02/11/2014		1,800	1,806
4.500% due 02/11/2014		400	401
6.875% due 09/15/2011		4,300	4,391
7.500% due 09/15/2020		1,000	1,071
8.300% due 02/12/2015		2,500	2,747

American International Group, Inc.
3.650% due 01/15/2014		1,800	1,832
5.850% due 01/16/2018		200	209
8.175% due 05/15/2068		1,100	1,192

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		1,300	1,318

Banco Santander Brasil S.A.
2.409% due 03/18/2014		6,600	6,624
4.250% due 01/14/2016		1,600	1,604

Bank of America Corp.
0.908% due 06/11/2012	GBP	2,800	4,452
1.723% due 01/30/2014		$1,500	1,526

Barclays Bank PLC
0.509% due 09/11/2017		900	861
6.050% due 12/04/2017		300	313
7.434% due 09/29/2049		100	100

BM&FBovespa S.A.
5.500% due 07/16/2020		3,000	3,080

BPCE S.A.
2.060% due 02/07/2014		9,000	9,075

Cie de Financement Foncier
2.125% due 04/22/2013		11,400	11,493

CIT Group, Inc.
5.250% due 04/01/2014		2,000	2,012

Citigroup, Inc.
1.753% due 01/13/2014		2,000	2,033

Commonwealth Bank of Australia
0.589% due 09/17/2014		3,500	3,506
1.039% due 03/17/2014		4,400	4,397

Credit Agricole S.A.
1.753% due 01/21/2014		9,000	9,143

FCE Bank PLC
7.125% due 01/15/2013	EUR	500	746

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$500	505
7.000% due 10/01/2013		1,300	1,403
7.500% due 08/01/2012		5,000	5,331

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GATX Financial Corp.
5.800% due 03/01/2016		$300	$322

HSBC Bank PLC
1.103% due 01/17/2014		6,900	6,908

HSBC Finance Corp.
0.553% due 01/15/2014		11,000	10,846

ING Bank NV
1.360% due 03/15/2013		6,800	6,818
1.623% due 10/18/2013		20,000	20,099

International Lease Finance Corp.
6.375% due 03/25/2013		3,800	3,952
6.500% due 09/01/2014		300	322
6.750% due 09/01/2016		300	322
7.125% due 09/01/2018		600	648

IPIC GMTN Ltd.
3.125% due 11/15/2015		5,000	4,885

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		800	747

LeasePlan Corp. NV
3.000% due 05/07/2012		400	410

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		100	27
6.875% due 05/02/2018 (a)		900	241
7.500% due 05/11/2038 (a)		5,000	4

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		4,300	4,283
5.450% due 02/05/2013		2,000	2,120

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		13,100	13,165

Morgan Stanley
1.903% due 01/24/2014		17,200	17,555

Nationwide Building Society
1.392% due 12/22/2016	EUR	3,200	4,308

Nordea Bank AB
1.203% due 01/14/2014		$7,500	7,578

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (b)		5,400	5,400

Pacific Life Global Funding
5.150% due 04/15/2013		400	424

Royal Bank of Scotland Group PLC
3.000% due 12/09/2011		500	509

SLM Corp.
5.050% due 11/14/2014		500	505
6.250% due 01/25/2016		13,800	14,402

Stone Street Trust
5.902% due 12/15/2015		7,000	7,301

Ventas Realty LP
3.125% due 11/30/2015		3,300	3,201

Vita Capital III Ltd.
1.423% due 01/01/2012		300	297

Wachovia Corp.
5.143% due 05/25/2012	AUD	9,900	10,136

Wells Fargo Capital XIII
7.700% due 12/29/2049		$700	725

Westpac Banking Corp.
1.037% due 03/31/2014		22,500	22,534

			259,639

INDUSTRIALS 1.9%

American Airlines, Inc.
10.500% due 10/15/2012		4,600	5,026

Charter Communications Operating LLC
8.000% due 04/30/2012		1,000	1,055

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSC Holdings LLC
8.500% due 06/15/2015	$2,600	$2,854

Delta Air Lines Pass-Through Trust
7.111% due 03/18/2013	1,000	1,030

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	300	315
7.343% due 04/11/2013	200	221

HCA, Inc.
9.125% due 11/15/2014	4,200	4,425

Petroleos de Venezuela S.A.
5.000% due 10/28/2015	700	469

Petroleos Mexicanos
5.500% due 01/21/2021	400	408

Volkswagen International Finance NV
0.757% due 10/01/2012	11,000	11,008

		26,811

UTILITIES 0.0%

BP Capital Markets PLC
0.450% due 04/11/2011	400	400

Total Corporate Bonds & Notes (Cost $289,854)		286,850

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Medtronic, Inc.
1.500% due 04/15/2011	800	802

Total Convertible Bonds & Notes (Cost $800)		802

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago, Illinois Airport Revenue Bonds, (NPFGC Insured), Series 2005
5.250% due 01/01/2018	500	539

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	100	70

Total Municipal Bonds & Notes (Cost $638)		609

U.S. GOVERNMENT AGENCIES 2.0%

Fannie Mae
0.930% due 02/25/2041	3,276	3,295
1.000% due 02/17/2026	16,400	16,393
1.518% due 09/01/2044 - 10/01/2044	84	83

Freddie Mac
0.855% due 12/15/2037	4,122	4,142
6.278% due 09/01/2036	291	305
6.606% due 10/01/2036	332	350
6.623% due 07/01/2036	308	322

NCUA Guaranteed Notes
0.819% due 12/08/2020	1,652	1,660
2.650% due 10/29/2020	2,966	2,917

Total U.S. Government Agencies (Cost $29,463)		29,467

U.S. TREASURY OBLIGATIONS 79.9%

Treasury Inflation Protected Securities (d)
1.125% due 01/15/2021	61,703	62,595
1.250% due 07/15/2020 (f)(i)	159,166	164,339
1.375% due 07/15/2018	3,778	4,022
1.375% due 01/15/2020	45,820	48,047
1.625% due 01/15/2018	11,036	11,931

See Accompanying Notes	Annual Report	March 31, 2011	95

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 01/15/2028 (f)(i)		$37,764	$38,525
1.875% due 07/15/2015		566	623
1.875% due 07/15/2019		15,469	16,968
2.000% due 01/15/2014 (f)		27,408	29,871
2.000% due 01/15/2016 (f)		37,276	41,166
2.000% due 01/15/2026		46,705	49,891
2.125% due 01/15/2019		4,307	4,806
2.125% due 02/15/2040		27,913	29,593
2.125% due 02/15/2041		31,170	33,054
2.375% due 01/15/2017		7,097	8,001
2.375% due 01/15/2025 (i)		103,878	116,733
2.375% due 01/15/2027 (h)(i)		83,894	93,444
2.500% due 07/15/2016		8,396	9,532
2.500% due 01/15/2029 (i)		71,225	80,768
2.625% due 07/15/2017		16,361	18,790
3.000% due 07/15/2012 (f)		29,636	31,759
3.375% due 01/15/2012 (f)		22,445	23,530
3.375% due 04/15/2032		22,081	28,460
3.625% due 04/15/2028 (i)		59,593	76,935
3.875% due 04/15/2029		102,759	137,641

Total U.S. Treasury Obligations (Cost $1,156,650)			1,161,024

MORTGAGE-BACKED SECURITIES 4.3%

Arkle Master Issuer PLC
1.464% due 05/17/2060		700	699

Banc of America Commercial Mortgage, Inc.
0.428% due 06/10/2049		138	132
5.492% due 02/10/2051		210	221
5.658% due 06/10/2049		138	143

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		5,906	5,588

BCRR Trust
4.230% due 12/22/2028		238	239
4.230% due 04/22/2035		2,241	2,249

Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/2035		43	41
2.400% due 08/25/2035		75	72
2.710% due 03/25/2035		126	121
2.934% due 03/25/2035		39	38
3.121% due 01/25/2035		494	458

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049		91	98

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035		51	48
2.560% due 08/25/2035		84	75
2.737% due 03/25/2034		417	425
2.820% due 12/25/2035		36	34

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.886% due 11/15/2044		100	108

Countrywide Alternative Loan Trust
0.420% due 05/25/2047		7,213	4,873

Countrywide Home Loan Mortgage Pass-Through Trust
0.590% due 06/25/2035		297	253

Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		200	212

Eclipse Ltd.
0.943% due 01/25/2020	GBP	4,024	5,429

European Loan Conduit
1.243% due 05/15/2019	EUR	3,260	4,243

Extended Stay America Trust
2.950% due 11/05/2027		$2,981	2,931

Granite Master Issuer PLC
0.294% due 12/20/2054		357	338
1.087% due 12/20/2054	EUR	1,568	2,104

GS Mortgage Securities Corp. II
4.592% due 08/10/2043		$1,100	1,106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Holmes Master Issuer PLC
1.106% due 07/15/2040	EUR	8,200	$11,615
2.339% due 10/15/2054		5,000	7,085

JPMorgan Chase Commercial Mortgage Securities Corp.
5.429% due 12/12/2043		$210	225

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		210	223

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		100	105

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035		264	243

Morgan Stanley Capital I
5.877% due 06/11/2049		330	352

Permanent Master Issuer PLC
0.383% due 10/15/2033		1,600	1,587

RBSSP Resecuritization Trust
2.703% due 07/26/2045		5,250	5,170

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)		733	340

Structured Adjustable Rate Mortgage Loan Trust
5.786% due 03/25/2036		940	718

Thornburg Mortgage Securities Trust
6.171% due 09/25/2037		2,766	2,786

Wachovia Bank Commercial Mortgage Trust
5.418% due 01/15/2045		210	226

Total Mortgage-Backed Securities (Cost $62,380)			62,953

ASSET-BACKED SECURITIES 4.0%

AMMC CDO
0.536% due 05/03/2018		500	469

ARES CLO Funds
0.537% due 03/12/2018		495	464

Babson CLO Ltd.
0.562% due 11/10/2019		967	899
0.633% due 11/15/2016		880	854

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020		2,489	2,337

Citibank Omni Master Trust
2.355% due 05/16/2016		3,100	3,148

Countrywide Asset-Backed Certificates
0.430% due 07/25/2036		969	843
0.500% due 04/25/2036		278	250

Duane Street CLO
0.562% due 11/08/2017		582	557

Gulf Stream Compass CLO Ltd.
0.663% due 07/15/2016		360	340

Harvest CLO S.A.
2.003% due 03/29/2017	EUR	303	396

Hillmark Funding
0.562% due 05/21/2021		$5,900	5,489

Pacifica CDO Ltd.
0.663% due 02/15/2017		5,320	5,166

Park Place Securities, Inc.
0.930% due 12/25/2034		1,979	1,891

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019		3,200	3,195

Premium Loan Trust Ltd.
0.683% due 10/25/2014		181	175

Saxon Asset Securities Trust
4.034% due 06/25/2033		339	316

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SLC Student Loan Trust
4.750% due 06/15/2033		$7,895	$7,947

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	6,642	9,046
1.443% due 09/15/2021		3,684	5,076
2.175% due 08/15/2016		$627	627
6.255% due 07/15/2042		6,948	6,714

Wind River CLO Ltd.
0.639% due 12/19/2016		892	867

Wood Street CLO BV
1.763% due 03/29/2021	EUR	248	324

Total Asset-Backed Securities (Cost $57,292)			57,390

SOVEREIGN ISSUES 4.1%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	12,700	12,972
3.000% due 09/20/2025		26,300	29,579
4.000% due 08/20/2020		200	339

Export-Import Bank of Korea
1.360% due 03/13/2012		$2,500	2,499

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	8,800	12,440
4.500% due 03/07/2013	GBP	300	484

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (d)	EUR	704	1,018

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	500	544

Total Sovereign Issues (Cost $57,454)			59,875

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		300	310

Total Convertible Preferred Securities (Cost $300)			310

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 11.0%

CERTIFICATES OF DEPOSIT 2.1%

Banco Bradesco S.A.
1.955% due 01/24/2013		$4,200	4,229

Barclays Bank PLC
1.409% due 12/16/2011		1,500	1,500

Itau Unibanco S.A.
1.200% due 04/20/2011		10,000	9,994
1.450% due 06/13/2011		3,300	3,292
1.720% due 03/02/2012		11,000	10,825

			29,840

REPURCHASE AGREEMENTS 0.2%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011		3,000	3,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $3,069. Repurchase proceeds are $3,000.)
0.140% due 04/01/2011		300	300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $306. Repurchase proceeds are $300.)

			3,300

96	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.3%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		$4,100	$4,018

Pacific Gas & Electric Co.
0.883% due 10/11/2011		200	200

WM Wrigley Jr. Co.
1.684% due 06/28/2011		400	400

			4,618

JAPAN TREASURY BILLS 1.5%
0.108% due 04/27/2011	JPY	1,890,000	22,720

U.S. TREASURY BILLS 0.4%
0.133% due 07/07/2011 09/22/2011 (c)(f)(g)		$5,170	5,168

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 6.5%
9,421,378	$94,383

Total Short-Term Instruments (Cost $160,251)	160,029

PURCHASED OPTIONS (k) 0.0%
(Cost $18)	54

Total Investments 125.6% (Cost $1,819,645)	$1,823,949

Written Options (l) (0.1%) (Premiums $1,313)	(1,613)

Other Assets and Liabilities (Net) (25.5%)	(369,914)

Net Assets 100.0%	$1,452,422

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $31,486 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $869 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $67,489 at a weighted average interest rate of 0.255%. On March 31, 2011, securities valued at $23,726 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $740 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	86	$(9)
90-Day Eurodollar June Futures	Long	06/2012	52	(29)
90-Day Eurodollar March Futures	Long	03/2012	272	(66)
90-Day Eurodollar September Futures	Long	09/2011	155	2

				$(102)

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.672%	$	300	$8	$0	$8
International Lease Finance Corp.	GSC	(5.000%	)	03/20/2013	2.240%		3,800	(206)	(174)	(32)

								$(198)	$(174)	$(24)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%	$	500	$1	$(4)	$5
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%		600	(22)	(20)	(2)
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		1,200	2	(14)	16
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(4)	(7)	3
France Government Bond	BCLY	0.250%	12/20/2015	0.693%		1,000	(20)	(20)	0
France Government Bond	BOA	0.250%	12/20/2015	0.693%		800	(16)	(19)	3
France Government Bond	CITI	0.250%	06/20/2015	0.620%		400	(6)	(10)	4
France Government Bond	CITI	0.250%	12/20/2015	0.693%		400	(8)	(11)	3
France Government Bond	DUB	0.250%	06/20/2015	0.620%		700	(11)	(23)	12
France Government Bond	JPM	0.250%	06/20/2015	0.620%		500	(8)	(18)	10

See Accompanying Notes	Annual Report	March 31, 2011	97

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	RBS	0.250%	12/20/2015	0.693%	$	200	$(4)	$(4)	$0
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		200	0	4	(4)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		100	0	2	(2)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		1,400	5	30	(25)
Japan Government International Bond	HSBC	1.000%	06/20/2016	0.999%		12,800	4	(4)	8
Japan Government International Bond	JPM	1.000%	12/20/2015	0.928%		400	1	8	(7)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%		400	1	9	(8)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		200	1	(2)	3
Qatar Government International Bond	MSC	1.000%	06/20/2016	1.106%		1,000	(5)	(7)	2
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		500	1	(6)	7
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		600	(35)	(34)	(1)
United Kingdom Gilt	BNP	1.000%	06/20/2016	0.562%		500	12	12	0
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		600	14	14	0
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		1,000	23	12	11
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		800	19	19	0

							$(55)	$(93)	$38

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	$	4,300	$566	$578	$(12)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		500	66	75	(9)
CDX.EM-14 5-Year Index	RBS	5.000%	12/20/2015		600	78	82	(4)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		700	93	99	(6)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		2,800	393	378	15
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		6,300	218	145	73
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		4,300	149	102	47
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		5,900	205	144	61
CDX.IG-16 5-Year Index	GSC	1.000%	06/20/2016		55,400	125	111	14

						$1,893	$1,714	$179

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	1,700	$(38)	$(24)	$(14)
Pay	1-Year BRL-CDI	10.680%	01/02/2012	BCLY		1,900	(15)	(17)	2
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		4,500	47	17	30
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		2,000	(4)	0	(4)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		1,100	(2)	(1)	(1)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		5,500	51	15	36
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC		2,000	33	16	17
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		15,000	66	(13)	79
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		9,000	160	80	80
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		1,900	120	13	107
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		1,300	81	2	79
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		5,300	15	(25)	40
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,300	4	1	3
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		2,400	8	3	5
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		1,500	9	(5)	14
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		1,700	16	7	9

							$551	$69	$482

98	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Receive	DWRTFT Index	55,309	1-Month USD-LIBOR less a specified spread	$	294,840	04/29/2011	BOA	$(4,349)
Receive	DWRTFT Index	47,759	1-Month USD-LIBOR less a specified spread		254,592	08/31/2011	BOA	(3,770)
Receive	DWRTFT Index	30,855	1-Month USD-LIBOR less a specified spread		164,480	05/31/2011	CSFB	(2,427)
Receive	DWRTFT Index	85,111	1-Month USD-LIBOR less a specified spread		453,704	08/31/2011	CSFB	(6,188)
Receive	DWRTFT Index	56,904	1-Month USD-LIBOR less a specified spread		303,337	01/31/2012	CSFB	(4,481)

								$(21,215)

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(k)	Purchased options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	7,400	$18	$54

(l)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	50	$22	$(27)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	250	125	(59)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	29	13	(16)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	29	19	(6)

				$179	$(108)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	7,400	$42	$(100)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,700	12	(25)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		33,500	269	(489)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		8,000	80	(102)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,700	65	(72)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,000	45	(51)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,900	54	(76)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		6,700	74	(86)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		300	2	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.200%	05/23/2011		12,300	58	(26)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.900%	05/23/2011		12,300	74	(73)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		400	3	0

								$778	$(1,100)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	1,300	$4	$(3)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		1,900	6	(2)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		1,300	4	(2)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		1,900	7	(2)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		800	2	(2)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		800	3	(2)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		1,300	4	(2)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		1,300	4	(1)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		500	2	(1)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		500	2	(1)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		600	2	(1)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		600	3	(2)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		400	1	(1)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		400	2	0
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		800	2	(1)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		1,400	5	(1)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		2,200	10	(9)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		600	2	(1)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		700	4	(2)

							$69	$(36)

See Accompanying Notes	Annual Report	March 31, 2011	99

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	4,300	$23	$(36)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		2,900	15	(24)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		6,300	70	(111)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		7,300	79	(129)

						$187	$ (300)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,300	$11	$(7)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		4,300	38	(25)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		900	12	(6)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		4,000	39	(31)

							$100	$(69)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $		Notional Amount in EUR		Premium
Balance at 03/31/2010	68	$	47,100	EUR	0	$372
Sales	1,135		437,300		7,500	2,716
Closing Buys	(418)		(187,800)		0	(833)
Expirations	(427)		(120,800)		(7,500)	(821)
Exercised	0		(27,000)		0	(121)

Balance at 03/31/2011	358	$	148,800	EUR	0	$1,313

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	376	04/2011	DUB	$14	$0	$14
Sell		3,599	04/2011	DUB	0	(193)	(193)
Sell		9,834	04/2011	RBS	0	(264)	(264)
Buy	BRL	4,193	04/2011	BCLY	97	0	97
Sell		4,193	04/2011	CITI	0	(59)	(59)
Buy		4,193	06/2011	CITI	62	0	62
Buy	CAD	6,722	06/2011	BNP	43	0	43
Buy	CNY	5,984	02/2012	DUB	6	0	6
Sell	EUR	9,135	04/2011	BNP	8	(34)	(26)
Sell		4,190	04/2011	CITI	0	(267)	(267)
Sell		2,944	04/2011	DUB	0	(112)	(112)
Sell		5,000	04/2011	JPM	0	(311)	(311)
Sell		8,789	04/2011	MSC	0	(30)	(30)
Sell		205	04/2011	RBS	0	(10)	(10)
Sell		14,784	04/2011	UBS	3	(332)	(329)
Sell	GBP	3,683	06/2011	BNP	67	0	67
Sell		2,794	06/2011	BOA	8	0	8
Buy	IDR	11,579,100	04/2011	BCLY	30	0	30
Sell		11,579,100	04/2011	CITI	0	(1)	(1)
Buy		13,035,200	10/2011	CITI	54	0	54
Buy		5,827,500	10/2011	GSC	26	0	26
Buy		11,579,100	01/2012	CITI	9	0	9
Buy	INR	283,833	08/2011	CITI	179	0	179
Buy		38,400	08/2011	DUB	23	0	23
Sell	JPY	1,890,000	04/2011	CITI	324	0	324
Sell		120,192	04/2011	DUB	76	0	76
Sell		193,394	04/2011	RBC	64	0	64
Buy	KRW	431,460	05/2011	BCLY	9	0	9
Buy		978,525	05/2011	CITI	25	0	25
Buy		598,880	05/2011	DUB	15	0	15
Buy		24,145	05/2011	GSC	1	0	1
Buy		57,000	05/2011	HSBC	1	0	1
Buy		4,181,580	05/2011	JPM	193	0	193
Buy		114,000	05/2011	RBS	3	0	3
Buy		113,820	05/2011	UBS	4	0	4

100	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	20,203	07/2011	HSBC	$14	$0	$14
Buy		19,704	07/2011	MSC	13	0	13
Buy	MYR	1,360	05/2011	CITI	8	0	8
Buy		3,604	08/2011	BCLY	22	0	22
Buy		3,050	08/2011	CITI	16	0	16
Buy		945	08/2011	HSBC	4	0	4
Buy		500	08/2011	JPM	2	0	2
Buy	PHP	54,288	06/2011	CITI	15	0	15
Buy		8,157	06/2011	DUB	3	0	3
Buy		18,547	06/2011	HSBC	4	0	4
Buy		4,750	06/2011	JPM	1	0	1
Buy		46,532	11/2011	BCLY	23	0	23
Buy		14,800	11/2011	CITI	7	0	7
Buy	SGD	2,273	06/2011	BOA	27	0	27
Buy		806	09/2011	BCLY	9	0	9
Buy		400	09/2011	CITI	5	0	5
Buy		200	09/2011	JPM	2	0	2
Buy		200	09/2011	RBS	3	0	3

					$1,522	$(1,613)	$(91)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$4,586	$0	$4,586
Corporate Bonds & Notes
Banking & Finance	0	253,942	5,697	259,639
Industrials	0	25,781	1,030	26,811
Utilities	0	400	0	400
Convertible Bonds & Notes
Industrials	0	802	0	802
Municipal Bonds & Notes
Illinois	0	539	0	539
West Virginia	0	70	0	70
U.S. Government Agencies	0	27,807	1,660	29,467
U.S. Treasury Obligations	0	1,161,024	0	1,161,024
Mortgage-Backed Securities	0	62,953	0	62,953
Asset-Backed Securities	0	36,254	21,136	57,390
Sovereign Issues	0	47,435	12,440	59,875
Convertible Preferred Securities
Banking & Finance	310	0	0	310
Short-Term Instruments
Certificates of Deposit	0	29,840	0	29,840
Repurchase Agreements	0	3,300	0	3,300
Short-Term Notes	0	4,618	0	4,618
Japan Treasury Bills	0	22,720	0	22,720

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
U.S. Treasury Bills	$0	$5,168	$0	$5,168
PIMCO Short-Term Floating NAV Portfolio	94,383	0	0	94,383
Purchased Options
Interest Rate Contracts	0	54	0	54
	$94,693	$1,687,293	$41,963	$1,823,949

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	305	0	305
Foreign Exchange Contracts	0	1,522	0	1,522
Interest Rate Contracts	2	501	0	503
	$2	$2,328	$0	$2,330

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	(21,215)	0	(21,215)
Credit Contracts	0	(148)	0	(148)
Foreign Exchange Contracts	0	(1,613)	0	(1,613)
Interest Rate Contracts	(104)	(1,227)	(369)	(1,700)
	$(104)	$(24,203)	$(369)	$(24,676)

Totals	$94,591	$1,665,418	$41,594	$1,801,603

See Accompanying Notes	Annual Report	March 31, 2011	101

Schedule of Investments PIMCO RealEstateRealReturn Strategy Fund (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$5,400	$0	$0	$0	$0	$297	$0	$5,697	$0
Industrials	0	1,032	0	(2)	0	0	0	0	1,030	0
U.S. Government Agencies	0	1,700	(48)	0	0	8	0	0	1,660	8
Asset-Backed Securities	470	21,102	(446)	26	14	(30)	0	0	21,136	(30)
Sovereign Issues	0	12,465	0	0	0	(25)	0	0	12,440	(25)

	$470	$41,699	$(494)	$24	$14	$(47)	$297	$0	$41,963	$(47)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(24)	$0	$(276)	$0	$0	$(69)	$0	$0	$(369)	$(83)

Totals	$446	$41,699	$(770)	$24	$14	$(116)	$297	$0	$41,594	$(130)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$54	$54
Variation margin receivable (2)	0	0	0	0	62	62
Unrealized appreciation on foreign currency contracts	0	0	0	1,522	0	1,522
Unrealized appreciation on swap agreements	0	305	0	0	501	806

	$0	$305	$0	$1,522	$617	$2,444

Liabilities:
Written options outstanding	$0	$36	$0	$0	$1,577	$1,613
Unrealized depreciation on foreign currency contracts	0	0	0	1,613	0	1,613
Unrealized depreciation on swap agreements	0	112	21,215	0	19	21,346

	$0	$148	$21,215	$1,613	$1,596	$24,572

102	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$706	$179,989	$25	$328	$181,048
Net realized (loss) on foreign currency transactions	0	0	0	(1,431)	0	(1,431)

	$0	$706	$179,989	$(1,406)	$328	$179,617

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$36	$36
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	186	(37,014)	(8)	(666)	(37,502)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(303)	0	(303)

	$0	$186	$(37,014)	$(311)	$(630)	$(37,769)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(102) as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$778	$(650)	$128
BNP	103	0	103
BOA	(8,080)	12,254	4,174
CITI	827	(759)	68
CSFB	(13,087)	17,962	4,875
DUB	31	(80)	(49)
GSC	(2)	290	288
HSBC	253	(260)	(7)
JPM	(223)	280	57
MLP	81	0	81
MSC	(218)	(50)	(268)
RBC	64	0	64
RBS	(867)	702	(165)
UBS	(226)	0	(226)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	103

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 28.7%

BANKING & FINANCE 21.2%

Allstate Corp.
6.125% due 05/15/2067	$200	$203

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	1,000	1,079

Ally Financial, Inc.
0.000% due 12/01/2012	500	470
5.375% due 06/06/2011	100	101
6.000% due 12/15/2011	600	615
6.625% due 05/15/2012	1,700	1,752
6.875% due 09/15/2011	1,500	1,532
6.875% due 08/28/2012	100	105
7.500% due 12/31/2013	100	109
7.500% due 09/15/2020	100	107
8.300% due 02/12/2015	100	110

American International Group, Inc.
5.050% due 10/01/2015	400	414
5.450% due 05/18/2017	1,800	1,850
5.850% due 01/16/2018	300	313
6.400% due 12/15/2020	700	748
8.250% due 08/15/2018	1,900	2,226

ANZ National International Ltd.
6.200% due 07/19/2013	400	436

Banco do Brasil S.A.
3.007% due 07/02/2014	200	202

Banco Santander Brasil S.A.
2.409% due 03/18/2014	600	602
4.250% due 01/14/2016	300	301

Banco Santander Chile
1.903% due 01/19/2016	1,000	997

Bank of America Corp.
0.643% due 08/15/2016	400	372
4.500% due 04/01/2015	1,700	1,764
5.650% due 05/01/2018	1,200	1,254
6.500% due 08/01/2016	800	885

Bank of Montreal
2.850% due 06/09/2015	200	202

Bank of Nova Scotia
1.650% due 10/29/2015	100	96

Bank of Scotland PLC
4.880% due 04/15/2011	600	601

Banque PSA Finance
2.204% due 04/04/2014 (b)	500	499

Barclays Bank PLC
5.450% due 09/12/2012	400	424
6.050% due 12/04/2017	100	104

BBVA Bancomer S.A.
4.500% due 03/10/2016	200	201
6.500% due 03/10/2021	200	198
7.250% due 04/22/2020	400	404

Bear Stearns Cos. LLC
7.250% due 02/01/2018	300	349

BNP Paribas
5.000% due 01/15/2021	400	404
5.186% due 06/29/2049	130	126

BRFkredit A/S
0.553% due 04/15/2013	600	600

Caterpillar Financial Services Corp.
4.850% due 12/07/2012	100	107

CBA Capital Trust II
6.024% due 03/29/2049	100	98

CIT Group, Inc.
5.250% due 04/01/2014	100	101
7.000% due 05/01/2013	4	4
7.000% due 05/01/2014	10	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 05/01/2015		$510	$516
7.000% due 05/01/2016		18	18
7.000% due 05/01/2017		25	25

Citigroup, Inc.
1.753% due 01/13/2014		400	407
5.000% due 09/15/2014		4,700	4,907
5.850% due 07/02/2013		100	108

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049		75	98

Credit Agricole S.A.
6.637% due 05/29/2049		100	90
8.375% due 10/29/2049		300	322

Deutsche Bank AG
1.872% due 09/22/2015	EUR	300	409

Dexia Credit Local S.A.
0.959% due 09/23/2011		$2,300	2,304

Ford Motor Credit Co. LLC
7.250% due 10/25/2011		1,300	1,338
7.800% due 06/01/2012		800	848

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	100	144

Goldman Sachs Group, Inc.
1.310% due 02/07/2014		$2,400	2,419
1.383% due 02/04/2013	EUR	400	562
1.407% due 01/30/2017		700	926
5.625% due 01/15/2017		$10	11
5.950% due 01/18/2018		100	107
6.150% due 04/01/2018		100	108
6.250% due 09/01/2017		100	109

HBOS PLC
0.509% due 09/06/2017		7,700	6,545

HSBC Holdings PLC
5.100% due 04/05/2021 (b)		2,600	2,614

International Lease Finance Corp.
1.468% due 08/15/2011	EUR	800	1,124
6.625% due 11/15/2013		$900	936
6.750% due 09/01/2016		200	215

Intesa Sanpaolo SpA
2.712% due 02/24/2014		400	405

IPIC GMTN Ltd.
5.000% due 11/15/2020		300	292

Itau Unibanco Holding S.A.
6.200% due 04/15/2020		600	618

JPMorgan Chase & Co.
1.447% due 09/26/2013	EUR	100	140
6.000% due 01/15/2018		$30	33
7.900% due 04/29/2049		500	549

LBG Capital No.1 PLC
7.875% due 11/01/2020		900	882
8.000% due 12/29/2049		200	193

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	200	287

Lehman Brothers Holdings, Inc.
5.625% due 01/24/2013 (a)		$200	53

Lloyds TSB Bank PLC
2.653% due 01/24/2014		1,000	1,026

Macquarie Bank Ltd.
6.625% due 04/07/2021 (b)		2,900	2,894

Macquarie Group Ltd.
7.300% due 08/01/2014		500	555

Merrill Lynch & Co., Inc.
6.400% due 08/28/2017		200	218
6.875% due 04/25/2018		100	111

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		1,600	1,608

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Monumental Global Funding Ltd.
5.500% due 04/22/2013		$100	$	106

Morgan Stanley
1.422% due 03/01/2013	EUR	1,700		2,379
6.250% due 08/28/2017		$100		109

Nationwide Building Society
6.250% due 02/25/2020		200		208

Nationwide Life Global Funding I
5.450% due 10/02/2012		700		736

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (b)		800		800

Northern Rock Asset Management PLC
5.625% due 06/22/2017		1,100		1,139

Pricoa Global Funding I
0.404% due 01/30/2012		100		100
0.508% due 09/27/2013		100		99

Principal Life Income Funding Trusts
5.550% due 04/27/2015		100		109

Regions Financial Corp.
6.375% due 05/15/2012		390		402

Royal Bank of Scotland Group PLC
0.707% due 04/08/2011		2,700		2,700
6.990% due 10/29/2049 (a)		100		90

Santander Finance Preferred S.A. Unipersonal
11.300% due 07/29/2049	GBP	700		1,224

Scotland International Finance No. 2 BV
4.250% due 05/23/2013		$400		394

SLM Corp.
8.000% due 03/25/2020		2,900		3,166

Springleaf Finance Corp.
0.560% due 12/15/2011		2,300		2,221
6.900% due 12/15/2017		100		92

State Bank of India
4.500% due 10/23/2014		800		825
4.500% due 07/27/2015		100		102

Stone Street Trust
5.902% due 12/15/2015		200		209

UBS AG
1.412% due 02/23/2012		300		302
2.250% due 08/12/2013		2,800		2,827

UBS Preferred Funding Trust V
6.243% due 05/29/2049		100		100

Vnesheconombank Via VEB Finance Ltd.
6.902% due 07/09/2020		1,000		1,079

Wachovia Corp.
0.460% due 03/01/2012		800		801

Wells Fargo & Co.
5.625% due 12/11/2017		100		109

Westpac Banking Corp.
1.037% due 03/31/2014		900		901

				83,479

INDUSTRIALS 6.6%

Alcoa, Inc.
6.150% due 08/15/2020		1,100		1,163

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		700		735

Amgen, Inc.
6.900% due 06/01/2038		100		118

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		1,400		1,412
4.125% due 01/15/2015		600		634
5.375% due 01/15/2020		600		644

104	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Asciano Finance Ltd.
5.000% due 04/07/2018 (b)	$2,200	$	2,188

C8 Capital SPV Ltd.
6.640% due 12/29/2049	100		78

CSN Resources S.A.
6.500% due 07/21/2020	400		428

Daimler Finance North America LLC
5.750% due 09/08/2011	900		920
7.300% due 01/15/2012	1,000		1,051

Dell, Inc.
5.650% due 04/15/2018	100		110

Dow Chemical Co.
4.850% due 08/15/2012	1,000		1,047

Eli Lilly & Co.
4.200% due 03/06/2014	1,000		1,072

Gerdau Holdings, Inc.
7.000% due 01/20/2020	200		222

GTL Trade Finance, Inc.
7.250% due 10/20/2017	700		791

HCA, Inc.
7.875% due 02/15/2020	300		328

International Business Machines Corp.
5.700% due 09/14/2017	400		453

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	600		638
5.950% due 02/15/2018	100		110

Kraft Foods, Inc.
6.125% due 02/01/2018	100		112

Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,900		2,004

Oracle Corp.
5.750% due 04/15/2018	200		224

Petrobras International Finance Co.
7.875% due 03/15/2019	1,000		1,178

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	700		660

Suncor Energy, Inc.
6.100% due 06/01/2018	200		226

Time Warner Cable, Inc.
6.200% due 07/01/2013	1,000		1,099

Time Warner, Inc.
6.100% due 07/15/2040	1,500		1,472

TransCanada Pipelines Ltd.
7.625% due 01/15/2039	400		497

UAL Pass-Through Trust
10.400% due 05/01/2018	94		108

Union Pacific Corp.
5.700% due 08/15/2018	100		112

UST LLC
5.750% due 03/01/2018	1,100		1,168

Vale Overseas Ltd.
5.625% due 09/15/2019	400		420
8.250% due 01/17/2034	1,200		1,466

Volkswagen International Finance NV
0.757% due 10/01/2012	1,000		1,001

			25,889

UTILITIES 0.9%

AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	300		372

Duke Energy Corp.
5.650% due 06/15/2013	1,000		1,088

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Qwest Corp.
8.875% due 03/15/2012	$950	$	1,019

TNK-BP Finance S.A.
6.625% due 03/20/2017	100		107

Verizon Wireless Capital LLC
2.914% due 05/20/2011	100		100

Virginia Electric and Power Co.
4.750% due 03/01/2013	1,000		1,065

			3,751

Total Corporate Bonds & Notes (Cost $109,268)			113,119

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Medtronic, Inc.
1.500% due 04/15/2011	400		401

Transocean, Inc.
1.500% due 12/15/2037	1,600		1,582

Total Convertible Bonds & Notes (Cost $1,889)			1,983

MUNICIPAL BONDS & NOTES 2.2%

CALIFORNIA 0.8%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100		101

California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	500		535

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	400		419

Southern California State Public Power Authority Revenue Bonds, (BABs), Series 2010
5.943% due 07/01/2040	1,800		1,685

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	400		404

			3,144

ILLINOIS 0.3%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	1,000		1,029

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200		200

			1,229

NEVADA 0.0%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100		99

NEW JERSEY 0.5%

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	700		700

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000		1,076

			1,776

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
NEW YORK 0.5%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	$1,000	$	1,037

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100		103

New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000		1,008

			2,148

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
6.500% due 06/01/2047	100		73

TEXAS 0.1%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	300		297

Total Municipal Bonds & Notes (Cost $8,675)			8,766

U.S. GOVERNMENT AGENCIES 10.2%

Fannie Mae
0.600% due 07/25/2037	629		629
0.630% due 07/25/2037	699		699
0.650% due 09/25/2035	687		687
0.660% due 09/25/2035	1,341		1,341
0.700% due 09/25/2035	458		459
0.970% due 06/25/2037	1,096		1,104
0.990% due 03/25/2040	1,023		1,031
5.000% due 02/25/2017 - 05/01/2041	6,010		6,272
5.500% due 09/01/2023 - 05/01/2041	8,477		9,041
6.000% due 08/01/2027 - 10/01/2027	98		107
7.500% due 04/01/2024 - 11/01/2037	1,236		1,427

Freddie Mac
0.290% due 12/25/2036	33		33
0.405% due 07/15/2019	34		33
0.955% due 08/15/2037	1,110		1,117
0.965% due 10/15/2037	263		265
0.975% due 05/15/2037 - 09/15/2037	1,212		1,220
4.500% due 04/01/2041	2,000		2,029
5.500% due 02/01/2038 - 02/01/2040	5,443		5,811
6.000% due 05/01/2038 - 04/01/2040	762		830

Ginnie Mae
6.000% due 06/15/2037 - 07/15/2037	801		895

Small Business Administration
5.290% due 12/01/2027	144		154
5.720% due 01/01/2029	2,316		2,526
6.020% due 08/01/2028	2,328		2,573

Total U.S. Government Agencies (Cost $39,610)			40,283

U.S. TREASURY OBLIGATIONS 1.3%

Treasury Inflation Protected Securities (e)
1.750% due 01/15/2028 (i)	420		429
2.000% due 01/15/2026 (i)	222		237
2.375% due 01/15/2027 (i)	3,822		4,256
2.500% due 01/15/2029 (i)	205		233

Total U.S. Treasury Obligations (Cost $5,483)			5,155

See Accompanying Notes	Annual Report	March 31, 2011	105

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 3.3%

Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049		$991	$	1,006

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		98		93

Citigroup Mortgage Loan Trust, Inc.
0.320% due 01/25/2037		13		7
2.650% due 03/25/2036		1,619		1,366
5.349% due 08/25/2035		963		955

Countrywide Alternative Loan Trust
0.410% due 02/25/2047		57		37
0.450% due 06/25/2037		201		125
1.312% due 02/25/2036		21		14

Countrywide Home Loan Mortgage Pass-Through Trust
2.812% due 02/20/2035		31		27
3.118% due 11/25/2034		25		22
5.500% due 11/25/2035		388		368

European Loan Conduit
1.243% due 05/15/2019	EUR	86		112

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	232		355
1.156% due 01/20/2044		51		79
1.392% due 01/20/2044	EUR	34		46

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		$59		59
1.317% due 03/06/2020		1,000		1,000

GSR Mortgage Loan Trust
5.181% due 11/25/2035		49		47

Harborview Mortgage Loan Trust
0.424% due 12/19/2036		1,929		1,288

JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		201		204

JPMorgan Mortgage Trust
2.994% due 08/25/2034		555		517
5.041% due 02/25/2035		27		27
5.387% due 07/25/2035		422		424
5.750% due 01/25/2036		89		84

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.555% due 06/15/2022		1,260		1,221

Merrill Lynch Mortgage Investors, Inc.
5.311% due 09/25/2035		693		635

Morgan Stanley Capital I
5.610% due 04/15/2049		372		377

Structured Asset Securities Corp.
2.768% due 10/25/2035		875		719

WaMu Mortgage Pass-Through Certificates
1.042% due 01/25/2047		61		40
2.984% due 10/25/2046		15		11
3.071% due 09/25/2046		6		5

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036		246		214
5.476% due 12/25/2036		1,416		1,338

Total Mortgage-Backed Securities (Cost $12,790)				12,822

ASSET-BACKED SECURITIES 3.7%

Ally Auto Receivables Trust
1.320% due 03/15/2012		15		15

Asset-Backed Securities Corp. Home Equity
0.524% due 09/25/2034		1		1

Bear Stearns Asset-Backed Securities Trust
0.330% due 10/25/2036		5		5

Citibank Omni Master Trust
2.355% due 05/16/2016		3,400		3,452
3.005% due 08/15/2018		1,700		1,802

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.310% due 07/25/2045		$77	$	64
0.360% due 08/25/2036		23		21

Countrywide Asset-Backed Certificates
0.430% due 09/25/2036		133		113

Credit-Based Asset Servicing & Securitization LLC
0.370% due 07/25/2037		25		23

Driver One GmbH
1.787% due 09/21/2014	EUR	800		1,136

Duane Street CLO
0.562% due 11/08/2017		$3,202		3,073

HSBC Home Equity Loan Trust
0.404% due 03/20/2036		464		437
1.194% due 11/20/2036		1,300		1,283

Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047		21		21

JPMorgan Mortgage Acquisition Corp.
0.310% due 03/25/2047		29		24

Morgan Stanley ABS Capital I
0.300% due 07/25/2036		8		3

Park Place Securities, Inc.
0.562% due 10/25/2034		1		1

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	1,328		1,809
3.500% due 08/17/2043		$566		564
4.500% due 11/16/2043		192		186
6.255% due 07/15/2042		397		384

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		12		4

Total Asset-Backed Securities (Cost $14,441)				14,421

SOVEREIGN ISSUES 2.9%

Brazil Government International Bond
12.500% due 01/05/2022	BRL	300		214

Canada Government International Bond
1.500% due 12/01/2012	CAD	300		308
1.750% due 03/01/2013		900		927
2.000% due 12/01/2014		1,100		1,118
2.500% due 09/01/2013		700		730

Canada Housing Trust No. 1
3.950% due 12/15/2011		100		105
4.000% due 06/15/2012		500		531
4.550% due 12/15/2012		200		216
4.800% due 06/15/2012		200		214

Colombia Government International Bond
7.375% due 01/27/2017		$1,000		1,185

Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	600		467
4.000% due 01/29/2021		$200		183
5.875% due 01/14/2015		600		657

Korea Finance Corp.
3.250% due 09/20/2016		600		582

Korea Housing Finance Corp.
4.125% due 12/15/2015		300		307

Mexico Government International Bond
6.000% due 06/18/2015	MXN	10,700		876
6.050% due 01/11/2040		$100		103

Province of Ontario Canada
1.375% due 01/27/2014		100		100

Russia Government International Bond
7.500% due 03/31/2030		1,124		1,314

Societe Financement de l'Economie Francaise
0.503% due 07/16/2012		1,000		1,004
2.375% due 03/26/2012		200		202

Total Sovereign Issues (Cost $11,027)				11,343

	SHARES		MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (c)	114	$	4

Total Common Stocks (Cost $5)			4

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

American International Group, Inc.
8.500% due 08/01/2011	2,760		12

Total Convertible Preferred Securities (Cost $171)			12

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

DG Funding Trust
0.685% due 08/01/2011	2		15

Total Preferred Securities (Cost $21)			15

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 50.6%

CERTIFICATES OF DEPOSIT 1.8%

Banco Bradesco S.A.
1.955% due 01/24/2013	$300		302

Banco Do Brasil S.A.
0.000% due 06/27/2011	2,600		2,598
0.000% due 02/15/2012	1,400		1,411

Industrial & Commercial Bank of China Ltd.
0.750% due 08/18/2011	900		901

Itau Unibanco S.A.
1.450% due 06/13/2011	400		399
1.670% due 02/06/2012	900		887
1.700% due 09/12/2011	500		497

			6,995

COMMERCIAL PAPER 0.6%

American Electric Power Co., Inc.
0.470% due 05/27/2011	800		800

Comcast Corp.
0.480% due 04/25/2011	300		300

Vodafone Group PLC
0.880% due 01/19/2012	1,400		1,392

			2,492

REPURCHASE AGREEMENTS 13.7%

Banc of America Securities LLC
0.140% due 04/01/2011	26,000		26,000
(Dated 03/31/2011. Collateralized by
U.S. Treasury Notes 1.375% due 09/15/2012 valued at $26,525. Repurchase proceeds are $26,000.)

Citigroup Global Markets, Inc.
0.150% due 04/01/2011	6,600		6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011	21,100		21,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.750% due 02/15/2019 valued at $21,565. Repurchase proceeds are $21,100.)

106	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2011		$122	$	122
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $125. Repurchase proceeds are $122.)

				53,822

SHORT-TERM NOTES 0.2%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		700		686

JAPAN TREASURY BILLS 2.2%
0.108% due 04/27/2011	JPY	720,000		8,655

U.S. TREASURY BILLS 2.3%
0.147% due 06/16/2011 - 09/15/2011 (d)(g)(i)		$8,941		8,936

SHARES		MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 29.8%
11,718,824	$	117,399

Total Short-Term Instruments (Cost $199,024)		198,985

PURCHASED OPTIONS (k) 0.0%
(Cost $4)		7

Total Investments 103.4%	$	406,915
(Cost $402,408)

Written Options (l) (0.3%)		(1,025)
(Premiums $934)

Other Assets and Liabilities (Net) (3.1%)		(12,378)

Net Assets 100.0%	$	393,512

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Fund.
(g)	Securities with an aggregate market value of $273 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $10,794 at a weighted average interest rate of 0.040%. On March 31, 2011, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $9,057 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	388	$136
90-Day Eurodollar December Futures	Long	12/2012	14	(34)
90-Day Eurodollar June Futures	Long	06/2012	324	(64)
90-Day Eurodollar March Futures	Long	03/2012	914	39
90-Day Eurodollar September Futures	Long	09/2011	292	92
90-Day Eurodollar September Futures	Long	09/2012	40	(76)
Russell 2000 Mini Index June Futures	Long	06/2011	2,281	8,532
U.S. Treasury 2-Year Note June Futures	Long	06/2011	245	23
U.S. Treasury 10-Year Note June Futures	Short	06/2011	26	(9)

				$8,639

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)		Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%	$	500	$1	$(7)	$8
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%		1,000	2	(10)	12
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%		500	1	(7)	8
France Government Bond	BOA	0.250%	03/20/2016	0.724%		2,900	(65)	(88)	23
France Government Bond	GSC	0.250%	12/20/2015	0.693%		300	(7)	(6)	(1)
France Government Bond	RBS	0.250%	12/20/2015	0.693%		700	(14)	(14)	0
France Government Bond	UBS	0.250%	12/20/2015	0.693%		100	(2)	(2)	0
General Electric Capital Corp.	BCLY	4.700%	12/20/2013	0.742%		1,700	184	0	184
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.128%		2,200	(12)	(23)	11
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%		300	29	0	29
General Electric Capital Corp.	CITI	4.850%	12/20/2013	0.742%		900	101	0	101
General Electric Capital Corp.	DUB	4.750%	12/20/2013	0.742%		900	98	0	98
Indonesia Government International Bond	BOA	1.000%	06/20/2016	1.390%		800	(15)	(15)	0
Indonesia Government International Bond	BOA	1.000%	06/20/2021	1.930%		300	(22)	(22)	0
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		300	1	4	(3)

See Accompanying Notes	Annual Report	March 31, 2011	107

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)		Notional Amount (3)	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%	$	700	$1	$6	$(5)
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		1,000	(42)	(57)	15
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%		1,300	(29)	(31)	2
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%		400	(13)	(17)	4
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%		600	0	(4)	4
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		800	(1)	(6)	5
Mexico Government International Bond	MSC	1.000%	03/20/2016	1.021%		1,000	(1)	(6)	5
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		100	(5)	(6)	1
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.397%		200	4	1	3
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		200	5	4	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		800	19	4	15
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		1,000	23	5	18

							$241	$(297)	$538

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date		Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	2,700	$327	$350	$(23)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		1,000	120	130	(10)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		500	60	62	(2)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		100	13	14	(1)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		1,800	237	223	14
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		100	14	12	2
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		2,225	77	64	13
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		96	1	0	1
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		193	2	0	2
CDX.IG-15 5-Year Index	BOA	1.000%	12/20/2015		100	1	0	1
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		300	2	0	2
CDX.IG-15 5-Year Index	DUB	1.000%	12/20/2015		500	4	(2)	6
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		200	1	0	1

						$859	$853	$6

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY	BRL	900	$3	$0	$3
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	2	0	2
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	5	0	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		1,100	7	2	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		1,100	6	0	6
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		1,100	7	2	5
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		600	4	1	3
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		600	6	3	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		700	7	3	4
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	4	0	4
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		500	2	0	2
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		100	1	0	1
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		100	2	0	2
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		300	3	1	2
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		100	3	(1)	4
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	6	0	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	2	0	2
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		400	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,400	5	1	4
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,700	5	2	3
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,700	9	4	5

108	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC	BRL	1,100	$3	$(2)	$5
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		500	2	1	1
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		300	1	0	1
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		800	6	1	5
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		3,500	26	4	22
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		3,800	35	5	30
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		5,000	34	7	27
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		7,500	59	5	54
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		300	1	0	1
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		1,200	11	6	5
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.560%	01/02/2014	BNP		3,900	21	0	21
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,600	18	11	7
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS	AUD	500	(1)	0	(1)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	800	13	17	(4)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		800	12	25	(13)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		400	6	0	6
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		100	1	4	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		100	1	4	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		100	2	5	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		100	2	5	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		500	7	15	(8)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		100	2	4	(2)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	900	(6)	(2)	(4)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		900	(6)	(5)	(1)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	1,100	0	0	0

							$342	$130	$212

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	Russell 2000 Index	46,060	3-Month USD-LIBOR less a specified spread	$	166,175	10/17/2011	JPM	$ 7,924

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(k)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note June Futures	$104.000	05/20/2011	140	$1	$2
Call - CBOT U.S. Treasury 10-Year Note June Futures	132.000	05/20/2011	23	0	1
Call - CBOT U.S. Treasury 10-Year Note June Futures	136.000	05/20/2011	290	3	4

				$4	$7

(l)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	5	$3	$(3)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	462	257	(109)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	29	24	(22)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	43	18	(23)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	43	27	(8)

				$329	$(165)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	2,300	$5	$(9)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		2,600	15	(35)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		3,300	12	(28)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	11	(19)

See Accompanying Notes	Annual Report	March 31, 2011	109

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	200	$1	$(3)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	(22)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,500	9	(22)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		5,700	42	(83)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,700	24	(35)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,100	45	(65)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,000	23	(26)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		6,600	69	(103)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,400	16	(18)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,800	32	(36)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,600	45	(72)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		500	6	(6)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(115)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(36)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		500	7	(3)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		900	12	(6)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	5	(3)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		400	6	(3)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		800	5	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		900	13	(6)

								$536	$(754)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount	Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$1,100	$6	$(9)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	1,000	5	(9)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	3,300	37	(58)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	1,600	17	(28)

					$65	$(104)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	300	$4	$(2)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	37	$61,000	$413
Sales	825	126,600	1,579
Closing Buys	(270)	(89,700)	(827)
Expirations	(10)	(5,200)	(74)
Exercised	0	(32,400)	(157)

Balance at 03/31/2011	582	$60,300	$934

(m)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (7)
Fannie Mae	5.000%	04/01/2041	$400	$418	$(418)
Fannie Mae	5.500%	04/01/2041	3,000	3,210	(3,206)
U.S. Treasury Bonds	2.625%	11/15/2020	700	656	(660)
U.S. Treasury Bonds	3.625%	02/15/2021	600	612	(608)

				$4,896	$(4,892)

(7)	Market value includes $8 of interest payable on short sales.

110	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	823	04/2011	RBS	$44	$0	$44
Buy	BRL	7,790	04/2011	BCLY	180	0	180
Sell		7,790	04/2011	CITI	0	(110)	(110)
Buy		7,790	06/2011	CITI	115	0	115
Buy	CAD	4,534	06/2011	BNP	29	0	29
Buy		892	06/2011	DUB	17	0	17
Buy	CNY	649	11/2011	BCLY	0	(1)	(1)
Buy		3,904	11/2011	CITI	3	0	3
Buy		3,214	11/2011	JPM	0	(3)	(3)
Sell	EUR	2,637	04/2011	CITI	0	(177)	(177)
Sell		352	04/2011	DUB	0	(16)	(16)
Sell		31	04/2011	JPM	0	(2)	(2)
Sell		7	04/2011	MSC	0	0	0
Sell		3,774	04/2011	UBS	0	(192)	(192)
Sell	GBP	414	06/2011	BOA	1	0	1
Sell		799	06/2011	UBS	0	(2)	(2)
Buy	IDR	1,765,000	04/2011	BCLY	3	0	3
Sell		5,969,010	04/2011	BOA	0	(1)	(1)
Buy		643,510	04/2011	CITI	4	0	4
Buy		2,651,500	04/2011	JPM	5	0	5
Buy		909,000	04/2011	MSC	4	0	4
Buy		1,045,072	07/2011	BCLY	7	0	7
Buy		283,500	07/2011	BNP	2	0	2
Buy		973,800	07/2011	CITI	8	0	8
Buy		2,231,350	07/2011	HSBC	16	0	16
Buy		97,750	07/2011	JPM	1	0	1
Buy		189,000	07/2011	RBS	2	0	2
Buy		5,969,010	01/2012	BOA	4	0	4
Buy	INR	18,305	05/2011	BCLY	9	0	9
Buy		4,645	05/2011	BOA	4	0	4
Buy		4,654	05/2011	JPM	4	0	4
Buy		27,412	08/2011	MSC	21	0	21
Sell	JPY	784,427	04/2011	CITI	152	0	152
Sell		10,480	04/2011	RBS	0	0	0
Buy	KRW	279,900	05/2011	CITI	7	0	7
Buy		143,750	05/2011	HSBC	5	0	5
Buy		1,015,946	05/2011	JPM	30	0	30
Buy		1,010,740	05/2011	MSC	20	0	20
Buy		253,284	05/2011	RBS	7	0	7
Buy		116,150	05/2011	UBS	6	0	6
Buy		123,970	08/2011	CITI	2	0	2
Buy		101,457	08/2011	GSC	2	0	2
Buy		150,220	08/2011	MSC	2	0	2
Buy		188,000	08/2011	RBS	2	0	2
Buy	MXN	260	07/2011	CITI	1	0	1
Buy		3,711	07/2011	DUB	9	0	9
Buy		30,819	07/2011	HSBC	73	0	73
Buy		1,226	07/2011	MSC	2	0	2
Buy		1,226	07/2011	UBS	2	0	2
Buy	MYR	200	08/2011	BCLY	1	0	1
Buy		459	08/2011	CITI	2	0	2
Buy		100	08/2011	JPM	0	0	0
Buy	PHP	4,361	04/2011	CITI	1	0	1
Sell		5,928	04/2011	HSBC	0	0	0
Buy		4,375	04/2011	JPM	1	0	1
Sell		2,808	04/2011	MSC	0	0	0
Buy		8,882	06/2011	BCLY	5	0	5
Buy		2,280	06/2011	CITI	1	0	1
Buy		4,321	06/2011	DUB	0	0	0
Buy		15,248	06/2011	JPM	3	0	3
Buy		6,719	11/2011	BCLY	3	0	3
Buy		4,275	11/2011	CITI	1	0	1
Buy		2,202	11/2011	DUB	1	0	1
Buy		4,437	11/2011	JPM	2	0	2
Buy		5,928	03/2012	HSBC	0	0	0
Buy		2,808	03/2012	MSC	0	0	0
Sell	RUB	2,897	04/2011	BCLY	0	0	0
Buy		2,897	07/2011	BCLY	0	0	0
Buy	SGD	776	06/2011	BOA	9	0	9
Buy		129	06/2011	CITI	2	0	2
Buy		131	06/2011	DUB	3	0	3
Buy		325	06/2011	GSC	8	0	8

See Accompanying Notes	Annual Report	March 31, 2011	111

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	SGD	194	06/2011	JPM	$4	$0	$4
Buy		131	06/2011	RBS	4	0	4
Buy		128	09/2011	DUB	1	0	1
Buy		127	09/2011	JPM	2	0	2
Buy		259	09/2011	RBS	3	0	3
Buy	TRY	756	07/2011	HSBC	4	0	4
Buy	TWD	2,499	04/2011	BCLY	0	0	0
Sell		2,499	04/2011	BCLY	0	0	0
Buy		432	04/2011	BOA	0	0	0
Sell		432	04/2011	BOA	0	0	0
Buy		1,625	04/2011	DUB	1	0	1
Sell		1,625	04/2011	DUB	0	0	0
Buy		442	04/2011	JPM	0	0	0
Sell		442	04/2011	JPM	0	0	0
Buy		2,499	01/2012	BCLY	0	0	0
Buy	ZAR	1,394	04/2011	JPM	5	0	5
Buy		698	04/2011	MSC	3	0	3
Buy		2,894	07/2011	JPM	0	(2)	(2)

					$875	$(506)	$369

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$2,894	$79,583	$1,002	$83,479
Industrials	2,188	23,593	108	25,889
Utilities	0	3,751	0	3,751
Convertible Bonds & Notes
Industrials	0	1,983	0	1,983
Municipal Bonds & Notes
California	0	3,144	0	3,144
Illinois	0	1,229	0	1,229
Nevada	0	99	0	99
New Jersey	0	1,776	0	1,776
New York	0	2,148	0	2,148
Ohio	0	73	0	73
Texas	0	297	0	297
U.S. Government Agencies	0	40,283	0	40,283
U.S. Treasury Obligations	0	5,155	0	5,155
Mortgage-Backed Securities	0	12,822	0	12,822
Asset-Backed Securities	0	11,348	3,073	14,421
Sovereign Issues	0	10,876	467	11,343
Common Stocks
Financials	4	0	0	4
Convertible Preferred Securities
Banking & Finance	12	0	0	12
Preferred Securities
Banking & Finance	0	0	15	15
Short-Term Instruments
Certificates of Deposit	0	6,995	0	6,995
Commercial Paper	0	2,492	0	2,492

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Repurchase Agreements	$0	$53,822	$0	$53,822
Short-Term Notes	0	686	0	686
Japan Treasury Bills	0	8,655	0	8,655
U.S. Treasury Bills	0	8,936	0	8,936
PIMCO Short-Term Floating NAV Portfolio	117,399	0	0	117,399
Purchased Options
Interest Rate Contracts	0	7	0	7

	$122,497	$279,753	$4,665	$406,915

Short Sales, at value	$0	$(4,892)	$0	$(4,892)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	589	0	589
Equity Contracts	8,532	7,924	0	16,456
Foreign Exchange Contracts	0	875	0	875
Interest Rate Contracts	290	257	0	547
	$8,822	$9,645	$0	$18,467

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(44)	0	(44)
Foreign Exchange Contracts	0	(506)	0	(506)
Interest Rate Contracts	(183)	(965)	(106)	(1,254)
	$(183)	$(1,515)	$(106)	$(1,804)

Totals	$131,136	$282,991	$4,559	$418,686

112	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,004	$0	$0	$0	$(2)	$0	$0	$1,002	$(2)
Industrials	0	0	0	0	0	0	108	0	108	0
Asset-Backed Securities	0	3,066	0	4	0	3	0	0	3,073	3
Sovereign Issues	0	472	0	0	0	(5)	0	0	467	(5)
Preferred Securities
Banking & Finance	16	0	0	0	0	(1)	0	0	15	(1)

	$16	$4,542	$0	$4	$0	$(5)	$108	$0	$4,665	$(5)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(69)	$0	$0	$(37)	$0	$0	$(106)	$(37)

Totals	$16	$4,542	$(69)	$4	$0	$(42)	$108	$0	$4,559	$(42)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$7	$7
Variation margin receivable (2)	0	0	634	0	228	862
Unrealized appreciation on foreign currency contracts	0	0	0	875	0	875
Unrealized appreciation on swap agreements	0	589	7,924	0	257	8,770

	$0	$589	$8,558	$875	$492	$10,514

Liabilities:
Written options outstanding	$0	$0	$0	$0	$1,025	$1,025
Unrealized depreciation on foreign currency contracts	0	0	0	506	0	506
Unrealized depreciation on swap agreements	0	45	0	0	45	90

	$0	$45	$0	$506	$1,070	$1,621

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(10)	$(10)
Net realized gain on futures contracts, written options and swaps	0	1,461	22,596	34	6,042	30,133
Net realized (loss) on foreign currency transactions	0	0	0	(579)	0	(579)

	$0	$1,461	$22,596	$(545)	$6,032	$29,544

See Accompanying Notes	Annual Report	March 31, 2011	113

Schedule of Investments PIMCO Small Cap StocksPLUS® TR Fund (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$0	$0	$0	$0	$2	$2
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(723)	7,483	(2)	(545)	6,213
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	256	0	256

	$0	$(723)	$7,483	$254	$(543)	$6,471

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $8,639 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$704	$(550)	$154
BNP	59	0	59
BOA	(189)	0	(189)
CITI	237	0	237
CSFB	29	0	29
DUB	110	(310)	(200)
GSC	(35)	0	(35)
HSBC	217	(260)	(43)
JPM	7,940	(7,280)	660
MLP	24	0	24
MSC	86	(310)	(224)
RBC	26	0	26
RBS	(173)	273	100
SOG	23	0	23
UBS	(183)	0	(183)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

114	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.7%

American General Finance Corp.
7.250% due 04/21/2015		$9,700	$9,727

Total Bank Loan Obligations (Cost $9,769)			9,727

CORPORATE BONDS & NOTES 25.8%

BANKING & FINANCE 19.7%

Ally Financial, Inc.
6.000% due 12/15/2011		2,600	2,665
6.625% due 05/15/2012		5,900	6,158
6.875% due 09/15/2011		3,100	3,166
6.875% due 08/28/2012		1,800	1,890
7.500% due 12/31/2013		7,800	8,473
8.300% due 02/12/2015		2,000	2,198

American Express Co.
4.875% due 07/15/2013		1,500	1,599

American Express Credit Corp.
7.300% due 08/20/2013		1,700	1,901

American International Group, Inc.
2.875% due 06/20/2011	CHF	1,000	1,100
4.000% due 09/20/2011	EUR	4,600	6,554

ASB Finance Ltd.
1.144% due 02/13/2012		2,000	2,830

Banque PSA Finance
2.204% due 04/04/2014 (a)		$2,000	1,996

Barclays Bank PLC
0.484% due 03/23/2017		1,000	973

BNP Paribas
0.703% due 04/08/2013		500	498

BPCE S.A.
2.060% due 02/07/2014		11,700	11,797

BRFkredit A/S
0.553% due 04/15/2013		8,400	8,403

CIT Group, Inc.
7.000% due 05/01/2013		324	331
7.000% due 05/01/2014		328	335
7.000% due 05/01/2015		654	661
7.000% due 05/01/2016		546	548
7.000% due 05/01/2017		1,060	1,064

Citigroup, Inc.
0.580% due 06/09/2016		5,800	5,466
2.312% due 08/13/2013		12,800	13,185
4.750% due 05/31/2017	EUR	600	816

Credit Agricole S.A.
0.654% due 02/02/2012		$3,800	3,790

Dexia Credit Local
0.710% due 03/05/2013		5,300	5,267
2.000% due 03/05/2013		2,700	2,680

Dexia Credit Local S.A.
0.553% due 01/12/2012		5,200	5,176
0.959% due 09/23/2011		7,900	7,914

DnB NOR Bank ASA
0.540% due 09/01/2016		1,000	995

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		2,100	2,121

General Electric Capital Corp.
0.459% due 12/28/2018		2,600	2,339

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	410,000	4,901

Goldman Sachs Group, Inc.
0.703% due 07/22/2015		$400	389
0.759% due 03/22/2016		2,000	1,931
1.310% due 02/07/2014		9,900	9,980

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HBOS PLC
0.509% due 09/06/2017		$31,100	$26,435

HSBC Finance Corp.
0.522% due 08/09/2011		900	900

ING Bank NV
0.933% due 01/13/2012		10,500	10,529
1.107% due 03/30/2012		4,400	4,414

International Lease Finance Corp.
1.468% due 08/15/2011	EUR	4,700	6,602

Intesa Sanpaolo SpA
2.712% due 02/24/2014		$1,800	1,825

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		700	680

Lloyds TSB Bank PLC
2.653% due 01/24/2014		4,200	4,309

Macquarie Bank Ltd.
2.600% due 01/20/2012		4,100	4,170

Merrill Lynch & Co., Inc.
1.725% due 09/14/2018	EUR	9,500	11,429

MetLife Institutional Funding II
1.203% due 04/04/2014 (a)		$8,700	8,743

Morgan Stanley
0.603% due 01/09/2014		800	788
0.783% due 10/15/2015		1,600	1,538
1.395% due 04/13/2016	EUR	1,000	1,322

National Australia Bank Ltd.
0.803% due 07/08/2014		$2,300	2,325

Royal Bank of Scotland Group PLC
0.583% due 10/14/2016		6,700	5,843
0.707% due 04/08/2011		7,000	7,000
1.450% due 10/20/2011		2,500	2,516
2.625% due 05/11/2012		2,500	2,555

SLM Corp.
0.533% due 10/25/2011		10,650	10,537
1.503% due 06/17/2013	EUR	2,000	2,624
5.125% due 08/27/2012		$900	929
5.375% due 01/15/2013		500	520

Springleaf Finance Corp.
5.200% due 12/15/2011		1,400	1,404

Sumitomo Mitsui Banking Corp.
0.906% due 12/29/2049	JPY	100,000	1,207

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		$1,000	1,000

UBS AG
1.304% due 01/28/2014		1,000	1,010
1.412% due 02/23/2012		1,600	1,614

Wachovia Corp.
0.673% due 10/15/2016		1,800	1,747

Wells Fargo & Co.
7.980% due 03/29/2049		2,600	2,860

Westpac Banking Corp.
1.037% due 03/31/2014		3,600	3,606

XL Capital Finance Europe PLC
6.500% due 01/15/2012		1,300	1,354

			266,425

INDUSTRIALS 4.1%

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		5,800	5,850

Daimler Finance North America LLC
5.750% due 09/08/2011		1,400	1,431

DISH DBS Corp.
6.625% due 10/01/2014		1,000	1,061

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.125% due 02/01/2016	$200	$214
7.750% due 05/31/2015	11,600	12,760

Dow Chemical Co.
2.562% due 08/08/2011	7,400	7,456

EOG Resources, Inc.
1.060% due 02/03/2014	4,400	4,442

Gannett Co., Inc.
5.750% due 06/01/2011	1,000	1,002

Hanson Australia Funding Ltd.
5.250% due 03/15/2013	900	940

Macy's Retail Holdings, Inc.
5.350% due 03/15/2012	400	414
8.375% due 07/15/2015	300	350

Masco Corp.
5.875% due 07/15/2012	700	733

MeadWestvaco Corp.
6.850% due 04/01/2012	1,000	1,048

Pemex Project Funding Master Trust
0.910% due 12/03/2012	3,600	3,613

Pulte Group, Inc.
5.250% due 01/15/2014	400	408

Reynolds American, Inc.
1.010% due 06/15/2011	2,800	2,802

Seagate Technology HDD Holdings
6.375% due 10/01/2011	400	410

Telefonica Emisiones SAU
0.640% due 02/04/2013	1,500	1,487

Time Warner Cable, Inc.
5.400% due 07/02/2012	3,600	3,785

Volkswagen International Finance NV
0.757% due 10/01/2012	4,300	4,304

Whirlpool Corp.
8.000% due 05/01/2012	1,000	1,066

		55,576

UTILITIES 2.0%

BP Capital Markets PLC
0.450% due 04/11/2011	15,100	15,100

Nextel Communications, Inc.
7.375% due 08/01/2015	200	202

NRG Energy, Inc.
8.250% due 09/01/2020	700	732

Qwest Corp.
3.560% due 06/15/2013	500	524

Telecom Italia Capital S.A.
0.913% due 07/18/2011	1,000	1,000

Vodafone Group PLC
5.350% due 02/27/2012	8,600	8,965

		26,523

Total Corporate Bonds & Notes (Cost $337,732)		348,524

MUNICIPAL BONDS & NOTES 1.1%

NEW JERSEY 1.1%

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	15,200	15,188

Total Municipal Bonds & Notes (Cost $15,200)		15,188

U.S. GOVERNMENT AGENCIES 14.8%

Fannie Mae
0.370% due 03/25/2034	846	835
0.500% due 05/25/2037	2,509	2,501

See Accompanying Notes	Annual Report	March 31, 2011	115

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.600% due 03/25/2037 - 07/25/2037	$3,188	$3,187
0.610% due 03/25/2037	1,717	1,716
0.630% due 07/25/2037	2,868	2,870
0.650% due 05/25/2031 - 09/25/2035	3,632	3,631
0.660% due 09/25/2035	4,024	4,022
0.694% due 02/25/2037	3,433	3,436
0.880% due 05/25/2040	5,836	5,865
0.950% due 10/25/2037	4,116	4,145
0.970% due 06/25/2037	1,400	1,410
0.980% due 06/25/2040	21,518	21,669
0.990% due 03/25/2040	4,312	4,346
1.000% due 03/25/2038 - 01/25/2040	20,028	20,185
1.070% due 12/25/2039	3,649	3,685
1.150% due 07/25/2039	3,324	3,369
1.518% due 07/01/2044	186	186
2.253% due 04/01/2035	1,677	1,739
2.295% due 11/01/2035	363	372
2.475% due 05/01/2022	3	3
2.575% due 12/01/2033	524	551
2.758% due 04/01/2018	10	10
3.500% due 01/01/2041	6,947	6,538
4.000% due 06/01/2013 - 12/01/2015	3,282	3,366
4.304% due 11/01/2027	27	28
4.316% due 11/01/2028	35	36
4.370% due 07/01/2028	25	26
4.398% due 04/01/2028	26	27
4.475% due 11/01/2028	47	49
4.500% due 09/01/2040 - 02/01/2041	1,000	1,018
4.578% due 12/01/2036	1,102	1,152
4.787% due 09/01/2034	951	993
4.792% due 02/01/2027	4	4
5.000% due 02/25/2017 - 04/25/2033	1,437	1,541
5.500% due 12/01/2034 - 10/01/2038	2,967	3,180
5.712% due 08/01/2029	22	23
6.000% due 06/01/2017 - 05/01/2041	19,954	21,680
6.000% due 11/01/2036 (g)	3,319	3,624
6.500% due 10/01/2036	3,437	3,865
7.000% due 02/01/2015 - 03/01/2015	330	357
7.500% due 09/01/2015 - 05/01/2016	295	326
8.000% due 03/01/2030 - 07/01/2031	119	139

Freddie Mac
0.555% due 02/15/2037	266	265
0.585% due 02/15/2037	712	712
0.595% due 02/15/2037	1,458	1,456
0.605% due 12/15/2030	262	262
0.655% due 06/15/2018	212	213
0.855% due 10/15/2037	1,389	1,396
0.865% due 07/15/2037	5,021	5,049
0.925% due 08/15/2037	4,979	5,009
0.955% due 08/15/2037	9,883	9,950
0.965% due 10/15/2037	2,470	2,487
0.975% due 05/15/2037 - 09/15/2037	10,969	11,045
1.005% due 08/15/2036	2,336	2,353
1.105% due 11/15/2039 - 12/15/2039	2,307	2,330
1.110% due 01/15/2038	3,144	3,174
1.518% due 02/25/2045	1,283	1,251
2.147% due 06/01/2022	6	6
2.365% due 12/01/2022	25	26
2.622% due 06/01/2035	1,911	1,993
3.482% due 07/01/2019	219	228
4.500% due 04/01/2041	1,000	1,015
5.500% due 07/01/2038	392	418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 03/01/2016 - 02/01/2034		$2,530	$2,781
6.500% due 10/25/2043		1,584	1,778
8.500% due 04/01/2025		2	2

Ginnie Mae
0.654% due 09/20/2030		2	2
2.125% due 12/20/2022 - 12/20/2027		270	278
2.625% due 08/20/2022 - 07/20/2027		1,114	1,150
3.375% due 02/20/2026 - 02/20/2028		598	623
3.500% due 07/20/2018		102	105
8.000% due 04/20/2030		117	138

NCUA Guaranteed Notes
0.709% due 10/07/2020		4,654	4,659

Total U.S. Government Agencies (Cost $197,525)			199,859

MORTGAGE-BACKED SECURITIES 4.5%

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		591	559

Bank Mart
4.567% due 03/01/2019 (k)		379	302

Bear Stearns Adjustable Rate Mortgage Trust
2.726% due 04/25/2033		240	238
2.750% due 01/25/2034		53	43
2.770% due 02/25/2033		51	47
3.057% due 11/25/2034		1,639	1,397
3.075% due 01/25/2034		1,233	1,208

Bear Stearns Alt-A Trust
2.987% due 09/25/2035		429	336

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036		1,389	929
5.222% due 12/26/2046		774	553

Citigroup Mortgage Loan Trust, Inc.
2.650% due 10/25/2035		3,123	2,697
2.820% due 12/25/2035		1,015	942

Countrywide Alternative Loan Trust
0.430% due 05/25/2047		1,244	732

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		223	193
2.665% due 06/25/2032		25	22
4.832% due 06/25/2032		9	8

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022		10,692	10,271

Fund America Investors Corp. II
2.393% due 06/25/2023		6	6

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	974	1,493
1.156% due 01/20/2044		154	237
1.392% due 01/20/2044	EUR	186	252

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$319	292
0.520% due 11/25/2045		435	287

GS Mortgage Securities Corp. II
1.317% due 03/06/2020		2,300	2,301

GSR Mortgage Loan Trust
0.600% due 01/25/2034		191	186

Harborview Mortgage Loan Trust
0.444% due 01/19/2038		2,996	1,982

Impac CMB Trust
1.010% due 10/25/2033		51	46
1.250% due 07/25/2033		955	872

JPMorgan Mortgage Trust
5.155% due 09/25/2035		1,979	1,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Mortgage Trust
0.570% due 08/25/2036		$6,042	$5,363

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		650	500

Morgan Stanley Capital I
0.315% due 10/15/2020		342	329

Prime Mortgage Trust
0.650% due 02/25/2019		41	40
0.650% due 02/25/2034		315	290

Resecuritization Mortgage Trust
0.498% due 04/26/2021		1	1

Salomon Brothers Mortgage Securities VII, Inc.
2.827% due 12/25/2030		436	455

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035		1,324	1,260
0.530% due 02/25/2036		693	421
9.182% due 06/25/2029		515	525

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020		2,344	2,172
0.345% due 09/15/2021		7,953	7,885

WaMu Mortgage Pass-Through Certificates
0.520% due 12/25/2045		660	560
0.540% due 10/25/2045		375	326
0.570% due 01/25/2045		5,177	4,388
1.312% due 02/25/2046		3,536	2,812
1.512% due 11/25/2042		128	114
1.712% due 06/25/2042		481	404
2.734% due 02/27/2034		1,297	1,333

Wells Fargo Mortgage-Backed Securities Trust
4.910% due 01/25/2035		1,066	1,074

Total Mortgage-Backed Securities (Cost $63,040)			60,606

ASSET-BACKED SECURITIES 3.8%

Aames Mortgage Investment Trust
1.824% due 01/25/2035		3,266	3,249

AFC Home Equity Loan Trust
0.800% due 06/25/2028		288	140

AMMC CDO
0.544% due 08/08/2017		3,386	3,179

Asset-Backed Funding Certificates
0.730% due 06/25/2035		4,908	4,833

Bear Stearns Asset-Backed Securities Trust
0.340% due 06/25/2047		302	291

Brascan Real Estate CDO
0.653% due 01/20/2040		1,094	1,072

Chase Funding Mortgage Loan Asset-Backed Certificates
0.990% due 10/25/2032		169	146

Chase Issuance Trust
1.810% due 09/15/2015		5,200	5,365

Citibank Omni Master Trust
2.355% due 05/16/2016		4,600	4,671
3.005% due 08/15/2018		2,800	2,968

Citigroup Mortgage Loan Trust, Inc.
0.310% due 07/25/2045		2,013	1,669

Countrywide Asset-Backed Certificates
0.450% due 08/25/2034		2,442	2,268

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032		254	208

Globaldrive BV
4.000% due 10/20/2016	EUR	45	65

HSBC Home Equity Loan Trust
0.524% due 01/20/2035		$1,273	1,178

116	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036		$32	$32

Illinois Student Assistance Commission
0.783% due 04/25/2017		4,092	4,094

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		49	41

Panhandle-Plains Higher Education Authority, Inc.
1.490% due 10/01/2035		2,100	2,118

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	5,788	7,883
3.500% due 08/17/2043		$2,077	2,069
4.500% due 11/16/2043		864	840
6.255% due 07/15/2042		1,489	1,439

Wind River CLO Ltd.
0.639% due 12/19/2016		2,319	2,256

Total Asset-Backed Securities (Cost $52,359)			52,074

SOVEREIGN ISSUES 0.4%

Canada Housing Trust No. 1
3.950% due 12/15/2011	CAD	300	315
4.000% due 06/15/2012		400	425
4.800% due 06/15/2012		300	321

Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	2,300	1,789

Hydro Quebec
1.085% due 09/29/2049		$1,200	932

Korea Development Bank
0.592% due 11/22/2012		2,200	2,159

Total Sovereign Issues (Cost $6,105)			5,941

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (b)		4,534	159

Total Common Stocks (Cost $189)			159

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.0%

American International Group, Inc.
8.500% due 08/01/2011		109,100	490

INDUSTRIALS 0.1%

Motors Liquidation Co.
5.250% due 03/06/2032		72,000	498

Total Convertible Preferred Securities (Cost $1,033)			988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

DG Funding Trust
0.685% due 03/06/2032	$913	$6,934

Total Preferred Securities (Cost $9,564)		6,934

SHORT-TERM INSTRUMENTS 49.9%

CERTIFICATES OF DEPOSIT 4.7%

Banco Do Brasil S.A.
0.000% due 06/27/2011	11,900	11,891
0.000% due 02/15/2012	6,000	6,045

Industrial & Commercial Bank of China Ltd.
0.750% due 08/18/2011	3,900	3,905

Intesa Sanpaolo SpA
0.803% due 01/19/2012	600	598

Itau Unibanco S.A.
1.670% due 02/06/2012	12,100	11,923

Royal Bank of Scotland Group PLC
1.678% due 10/15/2012	29,100	29,094

		63,456

COMMERCIAL PAPER 2.1%

American Electric Power Co., Inc.
0.470% due 05/27/2011	2,500	2,498

Comcast Corp.
0.480% due 04/25/2011	800	800

Kells Funding LLC
0.280% due 06/10/2011	12,900	12,893
0.280% due 07/08/2011	600	600
0.280% due 07/18/2011	2,000	1,998
0.284% due 07/18/2011	4,400	4,396
0.300% due 07/07/2011	2,300	2,298

Nissan Motor Acceptance Corp.
0.600% due 06/22/2011	1,200	1,199

Straight-A Funding LLC
0.250% due 05/18/2011	900	900
0.250% due 06/06/2011	300	300

		27,882

REPURCHASE AGREEMENTS 4.7%

Banc of America Securities LLC
0.140% due 04/01/2011	18,000	18,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 09/15/2012 valued at $18,364. Repurchase proceeds are $18,000.)

Barclays Capital, Inc.
0.130% due 04/01/2011	17,300	17,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $17,672. Repurchase proceeds are $17,300.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011		$10,000	$10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)
0.150% due 04/01/2011		6,600	6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Goldman Sachs & Co.
0.160% due 04/01/2011		10,000	10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 4.500% due 04/01/2041 valued at $10,303. Repurchase proceeds are $10,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011		1,687	1,687
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,725. Repurchase proceeds are $1,687.)

			63,587

SHORT-TERM NOTES 0.2%

Banco Santander Brasil S.A.
2.596% due 12/28/2011		3,300	3,234

JAPAN TREASURY BILLS 3.2%
0.108% due 04/27/2011	JPY	3,570,000	42,916

U.S. TREASURY BILLS 5.6%
0.150% due 06/23/2011 -
09/15/2011 (c)(e)(g)		$75,340	75,303

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 29.4%
		39,693,279	397,647

Total Short-Term Instruments (Cost $674,281)			674,025

PURCHASED OPTIONS (i) 0.0%
(Cost $68)			0

Total Investments 101.6% (Cost $1,366,865)			$1,374,025

Written Options (j) (0.0%) (Premiums $845)			(560)

Other Assets Liabilities (Net) (1.6%)			(21,501)

Net Assets 100.0%			$1,351,964

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Fund.
(e)	Securities with an aggregate market value of $2,192 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $16,297 at a weighted average interest rate of 0.186%. On March 31, 2011, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	117

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

(g)	Securities with an aggregate market value of $70,100 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	855	$207
90-Day Eurodollar December Futures	Long	12/2012	37	(93)
90-Day Eurodollar June Futures	Long	06/2012	359	(139)
90-Day Eurodollar March Futures	Long	03/2012	443	10
90-Day Eurodollar September Futures	Long	09/2011	153	21
90-Day Eurodollar September Futures	Long	09/2012	160	(298)
E-mini S&P 500 Index June Futures	Long	06/2011	10,239	10,122
S&P 500 Index June Futures	Long	06/2011	981	3,952

				$13,782

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate, Sovereign, and U.S. Municipal Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2013	0.468%	$	600	$6	$0	$6
Berkshire Hathaway Finance Corp.	CSFB	0.850%	03/20/2013	0.468%		1,500	12	0	12
Berkshire Hathaway Finance Corp.	DUB	0.930%	03/20/2013	0.468%		1,800	17	0	17
Berkshire Hathaway Finance Corp.	RBS	0.870%	03/20/2013	0.468%		1,500	12	0	12
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		2,100	52	(56)	108
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		4,100	0	(48)	48
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.047%		7,000	(13)	7	(20)
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.009%		1,600	0	(9)	9
Brazil Government International Bond	CSFB	1.000%	12/20/2015	1.047%		15,000	(28)	89	(117)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.372%		1,300	9	0	9
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%		4,600	(8)	7	(15)
Brazil Government International Bond	HSBC	1.000%	03/20/2015	0.938%		7,900	21	(163)	184
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.938%		2,600	7	(56)	63
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.047%		15,500	(28)	100	(128)
Brazil Government International Bond	UBS	1.000%	03/20/2015	0.938%		2,600	7	(55)	62
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%		1,700	8	0	8
France Government Bond	BOA	0.250%	12/20/2015	0.693%		11,700	(234)	(268)	34
France Government Bond	CITI	0.250%	12/20/2015	0.693%		24,500	(489)	(572)	83
France Government Bond	DUB	0.250%	12/20/2015	0.693%		18,900	(377)	(455)	78
France Government Bond	RBS	0.250%	12/20/2015	0.693%		38,200	(763)	(892)	129
General Electric Capital Corp.	BNP	0.770%	03/20/2013	0.606%		1,400	5	0	5
General Electric Capital Corp.	BNP	4.600%	12/20/2013	0.742%		2,800	295	0	295
General Electric Capital Corp.	BNP	4.700%	12/20/2013	0.742%		600	65	0	65
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.080%		11,900	(39)	(497)	458
General Electric Capital Corp.	CITI	4.000%	12/20/2013	0.742%		700	62	0	62
General Electric Capital Corp.	CITI	4.200%	12/20/2013	0.742%		1,300	123	0	123
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%		800	78	0	78
General Electric Capital Corp.	DUB	4.230%	12/20/2013	0.742%		900	86	0	86
General Electric Capital Corp.	MSC	0.750%	03/20/2013	0.606%		2,300	7	0	7
Indonesia Government International Bond	RBS	1.000%	12/20/2015	1.285%		14,600	(182)	(181)	(1)
Japan Government International Bond	BCLY	1.000%	12/20/2015	0.928%		5,500	19	135	(116)
Japan Government International Bond	JPM	1.000%	12/20/2015	0.928%		27,300	96	664	(568)
MBIA, Inc.	BOA	2.800%	12/20/2012	16.306%		600	(119)	0	(119)
MBIA, Inc.	DUB	3.400%	12/20/2012	16.306%		600	(113)	0	(113)
MetLife, Inc.	JPM	1.700%	03/20/2013	0.634%		1,000	22	0	22
Mexico Government International Bond	BCLY	0.390%	01/20/2012	0.364%		5,000	5	0	5
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.991%		17,700	14	16	(2)
Michigan State General Obligation Notes, Series 2003	GSC	0.440%	03/20/2018	1.367%		1,400	(75)	0	(75)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		9,500	34	(118)	152
Prudential Financial, Inc.	BCLY	1.800%	03/20/2013	0.620%		1,500	36	0	36
Prudential Financial, Inc.	CSFB	1.870%	03/20/2013	0.620%		900	23	0	23
Prudential Financial, Inc.	CSFB	1.960%	03/20/2013	0.620%		2,500	67	0	67
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	1.341%		5,800	(90)	(111)	21
Prudential Financial, Inc.	JPM	2.350%	03/20/2013	0.620%		1,600	56	0	56
Prudential Financial, Inc.	RBS	1.900%	03/20/2013	0.620%		600	15	0	15
Prudential Financial, Inc.	RBS	2.350%	03/20/2013	0.620%		600	21	0	21
Republic of Germany	GSC	0.250%	03/20/2016	0.429%		5,500	(46)	(83)	37
SLM Corp.	BOA	5.000%	12/20/2011	0.427%		500	17	(35)	52
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.397%		200	4	1	3
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.425%		2,400	54	13	41
United Kingdom Gilt	GSC	1.000%	03/20/2016	0.538%		1,400	31	28	3
Wells Fargo & Co.	RBS	1.700%	03/20/2013	0.277%		500	14	0	14

							$(1,204)	$(2,539)	$1,335

118	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	$	100	$12	$12	$0
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		4,600	556	579	(23)
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		100	13	13	0
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		2,000	263	260	3
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		4,815	20	0	20
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		1,156	5	0	5
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		2,200	76	11	65
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		5,000	173	11	162
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		1,275	45	29	16
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		3,858	44	0	44
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		193	2	0	2
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		386	4	0	4
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		963	10	0	10
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		6,400	49	(16)	65

						$1,272	$899	$373

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,800	$(18)	$(32)	$14
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		56,900	527	238	289
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		21,000	195	79	116
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		23,900	113	0	113
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	19	1	18
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		65,700	170	85	85

							$1,006	$371	$635

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	102,037	3-Month USD-LIBOR plus a specified spread	$	220,849	01/31/2012	BOA	$7,538
Pay	S&P 500 Index	45,000	3-Month USD-LIBOR plus a specified spread		100,775	06/30/2011	CSFB	0

								$7,538

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(i)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	$475.000	06/16/2011	2,360	$68	$0

(j)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	54	$21	$(29)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	54	36	(11)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	33	111	(15)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	33	83	(88)

				$251	$(143)

See Accompanying Notes	Annual Report	March 31, 2011	119

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	12,700	$26	$(52)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		4,100	26	(1)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		900	7	0
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	17,000	119	(14)

								$178	$(67)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011	$	2,000	$4	$(5)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		2,000	8	(6)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		17,100	92	(49)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011		1,100	5	(4)
Put - OTC iTraxx Europe 14 5-Year Index	BNP	Sell	1.500%	09/21/2011	EUR	21,700	149	(91)

							$258	$(155)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	$	5,900	$30	$(49)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		5,700	62	(101)

						$92	$(150)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,700	$14	$(10)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,900	44	(28)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	1,000	8	(7)

						$66	$(45)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	96	$158,700	EUR	17,000	$1,372
Sales	3,804	153,430		33,700	3,585
Closing Buys	(3,440)	(181,230)		(12,000)	(3,422)
Expirations	(54)	(21,600)		0	(352)
Exercised	(232)	(50,200)		0	(338)

Balance at 03/31/2011	174	$59,100	EUR	38,700	$845

(k)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Bank Mart	4.567%	03/01/2019	07/07/1995 - 06/12/1997	$379	$302	0.02%

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	05/01/2041	2,000	$2,131	$(2,131)

120	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,381	04/2011	RBS	$181	$0	$181
Buy	BRL	31,242	04/2011	BCLY	692	0	692
Sell		39,626	04/2011	CITI	0	(557)	(557)
Buy		8,384	04/2011	UBS	135	0	135
Buy		39,626	06/2011	CITI	585	0	585
Buy		372	09/2011	BOA	20	0	20
Buy		186	09/2011	MSC	10	0	10
Buy	CAD	34,826	06/2011	BNP	225	0	225
Buy		4,458	06/2011	DUB	82	0	82
Sell	CHF	960	05/2011	BNP	0	(24)	(24)
Buy		213	05/2011	MSC	4	0	4
Buy	CNY	282	11/2011	BCLY	0	0	0
Buy		1,699	11/2011	CITI	1	0	1
Buy		10,006	11/2011	HSBC	0	(10)	(10)
Buy		10,518	11/2011	JPM	0	(8)	(8)
Buy		11,911	02/2012	BCLY	0	(12)	(12)
Sell	EUR	14,194	04/2011	CITI	0	(953)	(953)
Sell		177	04/2011	JPM	0	(11)	(11)
Buy		175	04/2011	RBC	5	0	5
Sell		19,369	04/2011	UBS	0	(1,024)	(1,024)
Sell	GBP	1,245	06/2011	BOA	3	0	3
Buy	IDR	4,413,400	04/2011	BCLY	7	0	7
Buy		4,226,600	04/2011	CITI	19	0	19
Sell		24,730,700	04/2011	CITI	0	(3)	(3)
Buy		11,545,700	04/2011	JPM	26	0	26
Buy		4,545,000	04/2011	MSC	22	0	22
Buy		4,912,000	07/2011	CITI	22	0	22
Buy		511,500	07/2011	HSBC	3	0	3
Buy		2,563,000	07/2011	JPM	13	0	13
Buy		4,970,000	10/2011	DUB	23	0	23
Buy		10,492,000	10/2011	RBS	44	0	44
Buy		24,730,700	01/2012	CITI	7	0	7
Buy	INR	50,319	05/2011	BCLY	25	0	25
Buy		32,515	05/2011	BOA	27	0	27
Buy		32,170	05/2011	JPM	19	0	19
Buy		124,112	08/2011	CITI	78	0	78
Sell	JPY	3,900,784	04/2011	CITI	760	0	760
Sell		501,023	04/2011	RBS	0	(7)	(7)
Buy	KRW	276,500	05/2011	BCLY	5	0	5
Buy		113,830	05/2011	BOA	4	0	4
Buy		1,299,280	05/2011	CITI	28	0	28
Buy		266,193	05/2011	GSC	5	0	5
Buy		213,750	05/2011	HSBC	6	0	6
Buy		7,140,324	05/2011	JPM	250	0	250
Buy		3,600,110	05/2011	MSC	76	0	76
Buy		198,000	05/2011	RBS	5	0	5
Buy		348,450	05/2011	UBS	17	0	17
Buy		180,320	08/2011	CITI	3	0	3
Buy		157,822	08/2011	GSC	3	0	3
Buy		150,220	08/2011	MSC	2	0	2
Buy		188,000	08/2011	RBS	2	0	2
Buy	MXN	145,199	07/2011	CITI	302	0	302
Buy		3,711	07/2011	DUB	9	0	9
Buy		46,426	07/2011	HSBC	70	0	70
Buy		4,896	07/2011	MSC	8	0	8
Buy		2,447	07/2011	UBS	4	0	4
Buy	MYR	1,000	08/2011	BCLY	6	0	6
Buy		2,020	08/2011	CITI	11	0	11
Buy		602	08/2011	HSBC	3	0	3
Buy		300	08/2011	JPM	1	0	1
Buy	PHP	4,248	04/2011	BCLY	0	(2)	(2)
Buy		4,400	04/2011	BOA	1	0	1
Buy		6,498	04/2011	CITI	1	(1)	0
Sell		14,694	04/2011	HSBC	0	0	0
Buy		6,509	04/2011	JPM	1	(1)	0
Sell		6,962	04/2011	MSC	0	0	0
Buy		75,716	06/2011	BCLY	46	0	46
Buy		9,470	06/2011	CITI	2	(2)	0
Buy		16,883	06/2011	DUB	3	0	3
Buy		46,373	06/2011	JPM	11	0	11
Buy		13,339	11/2011	BCLY	7	0	7
Buy		50,233	11/2011	CITI	11	(2)	9

See Accompanying Notes	Annual Report	March 31, 2011	121

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	PHP	6,608	11/2011	DUB	$2	$0	$2
Buy		4,392	11/2011	GSC	1	0	1
Buy		21,904	11/2011	JPM	6	(2)	4
Buy		14,694	03/2012	HSBC	0	0	0
Buy		6,962	03/2012	MSC	0	0	0
Buy	RUB	11,588	04/2011	BCLY	6	0	6
Sell		11,588	04/2011	BCLY	1	0	1
Buy		2,897	04/2011	JPM	2	0	2
Sell		2,897	04/2011	JPM	0	0	0
Buy		11,588	07/2011	BCLY	0	(1)	(1)
Buy	SEK	635	05/2011	MSC	1	0	1
Buy	SGD	3,240	06/2011	BOA	38	0	38
Buy		129	06/2011	CITI	2	0	2
Buy		656	06/2011	DUB	17	0	17
Buy		973	06/2011	GSC	22	0	22
Buy		714	06/2011	JPM	16	0	16
Buy		526	06/2011	RBS	18	0	18
Buy		1,050	09/2011	BCLY	12	0	12
Buy		500	09/2011	CITI	6	0	6
Buy		200	09/2011	DUB	2	0	2
Buy		950	09/2011	JPM	11	0	11
Buy		400	09/2011	RBS	5	0	5
Buy	TRY	4,051	07/2011	HSBC	24	0	24
Buy	TWD	2,686	04/2011	BOA	3	0	3
Sell		2,686	04/2011	BOA	0	0	0
Buy		11,041	04/2011	CITI	1	0	1
Sell		11,041	04/2011	CITI	0	(1)	(1)
Buy		5,598	04/2011	DUB	4	0	4
Sell		5,598	04/2011	DUB	0	0	0
Buy		2,757	04/2011	JPM	3	0	3
Sell		2,757	04/2011	JPM	0	0	0
Buy		11,040	01/2012	CITI	1	0	1
Buy	ZAR	3,484	04/2011	JPM	13	0	13
Buy		3,488	04/2011	MSC	14	0	14
Buy		696	07/2011	CITI	1	0	1
Buy		2,090	07/2011	HSBC	4	0	4
Buy		16,006	07/2011	JPM	0	(13)	(13)
Buy		760	09/2011	BCLY	10	0	10
Buy		760	09/2011	MSC	10	0	10

					$ 4,197	$(2,634)	$1,563

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3(6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$9,727	$0	$9,727
Corporate Bonds & Notes
Banking & Finance	0	265,218	1,207	266,425
Industrials	0	55,576	0	55,576
Utilities	0	26,523	0	26,523
Municipal Bonds & Notes
New Jersey	0	15,188	0	15,188
U.S. Government Agencies	0	195,200	4,659	199,859
Mortgage-Backed Securities	0	60,304	302	60,606
Asset-Backed Securities	0	45,567	6,507	52,074
Sovereign Issues	0	4,152	1,789	5,941
Common Stocks
Financials	159	0	0	159
Convertible Preferred Securities
Banking & Finance	490	0	0	490
Industrials	0	498	0	498
Preferred Securities
Banking & Finance	0	0	6,934	6,934
Short-Term Instruments
Certificates of Deposit	0	63,456	0	63,456
Commercial Paper	0	27,882	0	27,882
Repurchase Agreements	0	63,587	0	63,587
Short-Term Notes	0	3,234	0	3,234
Japan Treasury Bills	0	42,916	0	42,916

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3(6)	Fair Value at 03/31/2011
U.S. Treasury Bills	$0	$75,303	$0	$75,303
PIMCO Short-Term Floating NAV Portfolio	397,647	0	0	397,647
Purchased Options
Equity Contracts	0	0	0	0
	$398,296	$954,331	$21,398	$1,374,025

Short Sales, at value	$0	$(2,131)	$0	$(2,131)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	3,005	0	3,005
Equity Contracts	14,074	7,538	0	21,612
Foreign Exchange Contracts	0	4,197	0	4,197
Interest Rate Contracts	238	635	0	873
	$14,312	$15,375	$0	$29,687

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,452)	0	(1,452)
Equity Contracts	0	(103)	0	(103)
Foreign Exchange Contracts	0	(2,634)	0	(2,634)
Interest Rate Contracts	(530)	(107)	(195)	(832)
	$(530)	$(4,296)	$(195)	$(5,021)

Totals	$412,078	$963,279	$21,203	$1,396,560

122	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,061	$0	$0	$(2)	$0	$148	$0	$0	$1,207	$148
U.S. Government Agencies	7,894	(2,899)	(346)	0	0	10	0	0	4,659	6
Mortgage-Backed Securities	351	0	(77)	0	0	28	0	0	302	10
Asset-Backed Securities	3,089	5,907	(2,746)	22	123	112	0	0	6,507	105
Sovereign Issues	0	1,810	0	0	0	(21)	0	0	1,789	(21)
Preferred Securities
Banking & Finance	7,441	0	0	0	0	(507)	0	0	6,934	(507)

	$19,836	$4,818	$(3,169)	$20	$123	$(230)	$0	$0	$21,398	$(259)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(152)	202	0	0	(19)	(31)	0	0	0	0
Interest Rate Contracts	(21)	0	(136)	0	0	(38)	0	0	(195)	(38)

	$(173)	$202	$(136)	$0	$(19)	$(69)	$0	$0	$(195)	$(38)

Totals	$19,663	$5,020	$(3,305)	$20	$104	$(299)	$0	$0	$21,203	$(297)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$201	$201
Unrealized appreciation on foreign currency contracts	0	0	0	4,197	0	4,197
Unrealized appreciation on swap agreements	0	3,005	7,538	0	635	11,178

	$0	$3,005	$7,538	$4,197	$836	$15,576

Liabilities:
Written options outstanding	$0	$155	$103	$0	$302	$560
Variation margin payable (2)	0	0	2,196	0	0	2,196
Unrealized depreciation on foreign currency contracts	0	0	0	2,634	0	2,634
Unrealized depreciation on swap agreements	0	1,297	0	0	0	1,297

	$0	$1,452	$2,299	$2,634	$302	$6,687

See Accompanying Notes	Annual Report	March 31, 2011	123

Schedule of Investments PIMCO StocksPLUS® Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(148)	$0	$(5)	$(153)
Net realized gain (loss) on futures contracts, written options and swaps	0	4,986	175,133	133	(43)	180,209
Net realized (loss) on foreign currency transactions	0	0	0	(17)	0	(17)

	$0	$4,986	$174,985	$116	$(48)	$180,039

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(68)	$0	$0	$(68)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	942	(4,846)	(8)	(1,247)	(5,159)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	1,127	0	1,127

	$0	$942	$(4,914)	$1,119	$(1,247)	$(4,100)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $13,782 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$840	$(740)	$100
BNP	425	(340)	85
BOA	7,370	(7,920)	(550)
CITI	256	0	256
CSFB	74	(5,740)	(5,666)
DUB	(183)	467	284
GSC	(47)	80	33
HSBC	661	(400)	261
JPM	485	(310)	175
MLP	384	(250)	134
MSC	938	(1,740)	(802)
RBC	5	0	5
RBS	(635)	716	81
UBS	(815)	930	115

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

124	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® Total Return Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.4%

Petroleum Export Ltd.
3.309% due 12/07/2012	$1,558	$1,554

Total Bank Loan Obligations (Cost $1,558)		1,554

CORPORATE BONDS & NOTES 32.6%

BANKING & FINANCE 20.1%

Allstate Life Global Funding Trusts
5.375% due 04/30/2013	300	324

Ally Financial, Inc.
3.512% due 02/11/2014	300	301
5.375% due 06/06/2011	100	101
6.000% due 12/15/2011	149	153
6.625% due 05/15/2012	100	104
6.750% due 12/01/2014	400	420
6.875% due 09/15/2011	2,486	2,539
6.875% due 08/28/2012	1,600	1,681
7.500% due 09/15/2020	100	107

American Express Bank FSB
5.500% due 04/16/2013	500	536
5.550% due 10/17/2012	300	318

American Express Centurion Bank
6.000% due 09/13/2017	1,000	1,114

American Express Credit Corp.
5.875% due 05/02/2013	300	324

American Express Travel Related Services Co., Inc.
5.250% due 11/21/2011	200	206

American International Group, Inc.
5.050% due 10/01/2015	100	103
5.850% due 01/16/2018	2,300	2,400
6.400% due 12/15/2020	2,100	2,243

Banco do Brasil S.A.
3.007% due 07/02/2014	300	303

Banco Santander Brasil S.A.
2.409% due 03/18/2014	700	702
4.250% due 01/14/2016	400	401
4.500% due 04/06/2015	500	511

Banco Santander Chile
1.903% due 01/19/2016	1,000	997

Bank of America Corp.
0.643% due 08/15/2016	100	93
1.723% due 01/30/2014	1,300	1,322
6.500% due 08/01/2016	1,000	1,106

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	100	103

Bank of Montreal
2.850% due 06/09/2015	100	101

Bank of Nova Scotia
1.650% due 10/29/2015	200	192

Bank of Scotland PLC
4.880% due 04/15/2011	2,400	2,402

Barclays Bank PLC
5.450% due 09/12/2012	3,000	3,182
6.050% due 12/04/2017	600	625

BBVA Bancomer S.A.
4.500% due 03/10/2016	200	201
6.500% due 03/10/2021	200	198
7.250% due 04/22/2020	500	506

Bear Stearns Cos. LLC
6.400% due 10/02/2017	1,600	1,797

BNP Paribas
0.703% due 04/08/2013	300	299
5.000% due 01/15/2021	500	505
5.186% due 06/29/2049	1,200	1,161

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE S.A.
2.375% due 10/04/2013		$100	$100

CIT Group, Inc.
5.250% due 04/01/2014		100	101
7.000% due 05/01/2013		67	69
7.000% due 05/01/2014		42	43
7.000% due 05/01/2015		142	144
7.000% due 05/01/2016		70	71
7.000% due 05/01/2017		99	99

Citigroup, Inc.
0.404% due 05/18/2011		800	800
1.753% due 01/13/2014		600	610
2.312% due 08/13/2013		200	206
5.500% due 04/11/2013		1,500	1,605
6.000% due 08/15/2017		1,900	2,064
8.500% due 05/22/2019		100	123

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		300	297

Deutsche Bank AG
1.872% due 09/22/2015	EUR	800	1,090

Dexia Credit Local
2.000% due 03/05/2013		$2,200	2,184

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		700	707
5.560% due 06/15/2011		333	336
7.250% due 10/25/2011		1,800	1,853

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	200	287

General Electric Capital Corp.
5.500% due 09/15/2067		2,000	2,615
5.875% due 01/14/2038		$500	495

Goldman Sachs Group, Inc.
6.150% due 04/01/2018		400	434
6.250% due 09/01/2017		1,200	1,314

ING Bank NV
2.500% due 01/14/2016		100	96

International Lease Finance Corp.
0.633% due 07/01/2011		100	100
4.750% due 01/13/2012		100	101
5.000% due 09/15/2012		200	204
5.750% due 06/15/2011		100	101
6.750% due 09/01/2016		2,300	2,472

Intesa Sanpaolo SpA
2.712% due 02/24/2014		500	507

JPMorgan Chase & Co.
6.000% due 01/15/2018		400	439

JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,300	1,422

JPMorgan Chase Capital XX
6.550% due 09/15/2066		100	102

LBG Capital No.1 PLC
8.000% due 12/29/2049		300	289

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)		1,800	477

Lloyds TSB Bank PLC
2.653% due 01/24/2014		1,300	1,334
4.875% due 01/21/2016		100	103

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		700	697
6.050% due 08/15/2012		1,200	1,275
6.400% due 08/28/2017		700	763
6.875% due 04/25/2018		1,000	1,110

MetLife, Inc.
6.400% due 12/15/2066		300	290

Morgan Stanley
2.812% due 05/14/2013		300	311

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National Australia Bank Ltd.
5.350% due 06/12/2013		$400	$430

Petroleum Export Ltd.
5.265% due 06/15/2011		9	9

Principal Life Income Funding Trusts
5.550% due 04/27/2015		500	544

Qatari Diar Finance QSC
5.000% due 07/21/2020		200	198

Resona Bank Ltd.
5.850% due 09/29/2049		200	198

Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		2,000	2,013
2.625% due 05/11/2012		1,800	1,840
6.990% due 10/29/2049 (a)		700	629

Santander UK PLC
1.247% due 10/10/2017	EUR	1,400	1,804

Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		$700	738

SLM Corp.
3.616% due 01/31/2014		1,100	1,079
6.250% due 01/25/2016		100	104

Springleaf Finance Corp.
4.875% due 07/15/2012		200	197
6.900% due 12/15/2017		700	643

State Bank of India
4.500% due 10/23/2014		400	412
4.500% due 07/27/2015		1,000	1,020

State Street Capital Trust IV
1.310% due 06/01/2077		100	83

Temasek Financial Ltd.
4.300% due 10/25/2019		300	305

UBS AG
2.250% due 08/12/2013		3,700	3,735
5.750% due 04/25/2018		200	215
5.875% due 12/20/2017		400	437

USB Capital IX
6.189% due 10/29/2049		100	85

Wells Fargo & Co.
1.163% due 08/01/2011	EUR	1,000	1,411
7.980% due 03/29/2049		$1,400	1,540

			79,190

INDUSTRIALS 9.8%

Alcoa, Inc.
6.150% due 08/15/2020		200	211

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		1,700	1,785

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		1,800	1,815

AstraZeneca PLC
5.900% due 09/15/2017		300	342

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		1,400	1,514

Cemex S.A.B. de C.V.
9.000% due 01/11/2018		600	632

Codelco, Inc.
6.150% due 10/24/2036		100	110

Cox Communications, Inc.
7.125% due 10/01/2012		2,000	2,171

CSN Resources S.A.
6.500% due 07/21/2020		900	963

Daimler Finance North America LLC
7.300% due 01/15/2012		1,700	1,786

See Accompanying Notes	Annual Report	March 31, 2011	125

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Deutsche Telekom International Finance BV
5.875% due 08/20/2013	$1,500	$	1,645

Dow Chemical Co.
4.850% due 08/15/2012	1,100		1,152
6.000% due 10/01/2012	100		107

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015	200		210

General Mills, Inc.
5.250% due 08/15/2013	700		761

Gerdau Trade, Inc.
5.750% due 01/30/2021	700		712

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019	100		120

Kinder Morgan Energy Partners LP
5.850% due 09/15/2012	2,800		2,978
5.950% due 02/15/2018	1,300		1,431

Kraft Foods, Inc.
6.125% due 02/01/2018	500		559

Novatek Finance Ltd.
5.326% due 02/03/2016	200		206

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021	300		318

Ohio National Financial Services, Inc.
6.375% due 04/30/2020	1,600		1,688

Peabody Energy Corp.
7.875% due 11/01/2026	100		113

Philip Morris International, Inc.
6.375% due 05/16/2038	200		226

Plains All American Pipeline LP
4.250% due 09/01/2012	2,350		2,439

President and Fellows of Harvard College
6.000% due 01/15/2019	400		461

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	500		518

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,600		1,508

Rohm and Haas Co.
6.000% due 09/15/2017	400		442

Shell International Finance BV
5.500% due 03/25/2040	100		102

Time Warner Cable, Inc.
6.200% due 07/01/2013	1,700		1,869

Transocean, Inc.
4.950% due 11/15/2015	200		211

Union Pacific Corp.
5.700% due 08/15/2018	800		896

UnitedHealth Group, Inc.
4.875% due 02/15/2013	300		318

UST LLC
6.625% due 07/15/2012	3,000		3,181

Vale Overseas Ltd.
5.625% due 09/15/2019	600		631
6.875% due 11/10/2039	400		429

Vivendi S.A.
5.750% due 04/04/2013	800		859

Xerox Corp.
5.500% due 05/15/2012	1,300		1,360

			38,779

UTILITIES 2.7%

AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	100		124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
6.700% due 11/15/2013	$2,000	$2,251

Cleco Power LLC
6.000% due 12/01/2040	700	670

Duke Energy Corp.
5.650% due 06/15/2013	1,700	1,849

Enel Finance International NV
6.800% due 09/15/2037	400	402

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	1,200	1,447

Qwest Corp.
7.625% due 06/15/2015	500	577
8.875% due 03/15/2012	1,100	1,180

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.838% due 09/30/2027	300	302

Tampa Electric Co.
6.875% due 06/15/2012	1,400	1,494

TNK-BP Finance S.A.
6.125% due 03/20/2012	100	105
6.625% due 03/20/2017	300	322

		10,723

Total Corporate Bonds & Notes (Cost $125,307)		128,692

CONVERTIBLE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

Chesapeake Energy Corp.
2.250% due 12/15/2038	100	93

Total Convertible Bonds & Notes (Cost $76)		93

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 1.5%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	100
6.918% due 04/01/2040	1,100	1,126

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	108
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	100	101

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	3,100	2,073

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	600	579

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	800	786

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	270	205

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	500	505

		5,797

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 0.7%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	$1,600	$1,646

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	700	687

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	200	201

Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	200	207

		2,741

IOWA 0.1%

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	500	525

NEVADA 0.0%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	100	99

NEW JERSEY 0.3%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,077

NEW YORK 0.6%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.646% due 12/01/2031	1,200	1,245

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	100	103

New York State Thruway Authority Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,008

		2,356

NORTH CAROLINA 0.1%

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	200	207

OHIO 0.4%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,140

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	900	599

		1,739

TEXAS 0.2%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	600	594

WEST VIRGINIA 0.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	570	398

Total Municipal Bonds & Notes (Cost $16,264)		15,533

126	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 14.7%

Fannie Mae
0.310% due 12/25/2036		$127	$125
0.600% due 07/25/2037 - 03/25/2044		1,245	1,232
0.630% due 07/25/2037		919	920
0.650% due 09/25/2035		611	610
0.660% due 09/25/2035		1,217	1,216
0.970% due 06/25/2037		1,279	1,288
0.980% due 06/25/2040		3,611	3,636
0.990% due 03/25/2040		1,389	1,399
1.518% due 07/01/2044		58	58
2.546% due 08/01/2033		56	58
2.558% due 05/25/2035		41	42
2.580% due 09/01/2033		168	176
3.129% due 06/01/2033		220	223
3.341% due 01/01/2036		108	114
3.507% due 05/01/2036		8	8
4.500% due 01/01/2023 - 08/01/2025		2,562	2,690
4.578% due 12/01/2036		38	40
4.787% due 09/01/2034		38	40
5.000% due 04/25/2033 - 04/01/2041		16,397	17,147
5.500% due 01/01/2021 - 05/01/2041		10,701	11,465
6.000% due 08/01/2036 - 02/01/2038		2,926	3,193
6.500% due 10/01/2035 - 02/01/2039		5,047	5,666
6.500% due 08/01/2037 (h)		324	364
7.000% due 09/01/2013		2	3

FDIC Structured Sale Guaranteed Notes
0.761% due 11/29/2037		1,574	1,574

Freddie Mac
0.955% due 08/15/2037		793	798
0.965% due 10/15/2037		210	212
0.975% due 05/15/2037 - 09/15/2037		883	889
1.518% due 02/25/2045		44	43
2.375% due 02/01/2024		17	18
2.481% due 03/01/2034		234	245
4.500% due 04/01/2041		1,000	1,015
5.500% due 08/15/2030 - 07/01/2038		590	630
8.000% due 01/01/2017		4	4

Ginnie Mae
3.375% due 03/20/2027		3	2
8.000% due 02/15/2030		1	2

Small Business Administration
5.520% due 06/01/2024		851	908

Total U.S. Government Agencies (Cost $57,178)			58,053

U.S. TREASURY OBLIGATIONS 2.1%

Treasury Inflation Protected Securities (d)
1.750% due 01/15/2028 (h)		631	643
2.000% due 01/15/2026 (h)		111	119
2.375% due 01/15/2025 (h)		935	1,050
2.500% due 01/15/2029 (h)		2,769	3,140
3.875% due 04/15/2029 (h)		2,411	3,229

Total U.S. Treasury Obligations (Cost $8,582)			8,181

MORTGAGE-BACKED SECURITIES 5.3%

American Home Mortgage Investment Trust
2.250% due 02/25/2045		164	151

Arran Residential Mortgages Funding PLC
2.491% due 05/16/2047	EUR	1,000	1,420

Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049		$1,486	1,508
5.741% due 05/10/2045		400	434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Corp.
2.828% due 05/25/2035		$283	$278
5.864% due 01/20/2047		371	264

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		197	186

Banc of America Mortgage Securities, Inc.
6.500% due 09/25/2033		18	19

BCRR Trust
5.858% due 07/17/2040		500	537

Bear Stearns Adjustable Rate Mortgage Trust
2.726% due 04/25/2033		2	2
2.750% due 01/25/2034		3	3
3.075% due 01/25/2034		86	84

Bear Stearns Alt-A Trust
2.643% due 05/25/2035		709	599
2.987% due 09/25/2035		156	122

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035		96	94

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		200	211

Countrywide Alternative Loan Trust
0.430% due 05/25/2047		393	231
6.000% due 10/25/2033		44	45

Countrywide Home Loan Mortgage Pass-Through Trust
2.812% due 02/20/2035		746	644
3.017% due 02/20/2036		95	79

Credit Suisse First Boston Mortgage Securities Corp.
1.962% due 05/25/2032		1	1

European Loan Conduit
1.243% due 05/15/2019	EUR	86	112

Extended Stay America Trust
2.950% due 11/05/2027		$994	977

First Horizon Asset Securities, Inc.
2.921% due 08/25/2035		239	193

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	344	527
1.156% due 01/20/2044		51	79
1.392% due 01/20/2044	EUR	51	69

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$106	97
0.330% due 01/25/2047		126	116

Greenwich Capital Commercial Funding Corp.
4.799% due 08/10/2042		100	105
5.444% due 03/10/2039		100	106

GS Mortgage Securities Corp. II
1.317% due 03/06/2020		1,000	1,000

GSR Mortgage Loan Trust
2.554% due 06/25/2034		217	199
5.181% due 11/25/2035		389	376
5.314% due 11/25/2035		949	825
6.000% due 03/25/2037		134	126

Impac CMB Trust
1.250% due 07/25/2033		60	55

JPMorgan Chase Commercial Mortgage Securities Corp.
5.420% due 01/15/2049		1,300	1,371
5.882% due 02/15/2051		100	107

JPMorgan Mortgage Trust
5.750% due 01/25/2036		179	168

Merrill Lynch Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		200	209

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		189	146
1.961% due 12/25/2032		7	7

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	$147	$134
1.970% due 01/25/2029	56	56

Morgan Stanley Capital I
5.439% due 02/12/2044	1,700	1,761
5.610% due 04/15/2049	465	471

Prime Mortgage Trust
0.650% due 02/25/2019	5	4
0.650% due 02/25/2034	44	40

Salomon Brothers Mortgage Securities VII, Inc.
4.000% due 12/25/2018	175	180

Structured Adjustable Rate Mortgage Loan Trust
2.651% due 08/25/2035	165	134

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035	411	391

Structured Asset Securities Corp.
2.768% due 10/25/2035	1,682	1,383

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	251	248
0.370% due 10/25/2046	38	38

WaMu Mortgage Pass-Through Certificates
0.540% due 10/25/2045	80	70
1.312% due 02/25/2046	277	220
1.512% due 11/25/2042	42	37
1.712% due 08/25/2042	30	28
2.734% due 02/27/2034	43	44

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	394	353
2.888% due 10/25/2035	907	876
4.910% due 01/25/2035	385	388

Total Mortgage-Backed Securities (Cost $21,135)		20,738

ASSET-BACKED SECURITIES 4.4%

Access Group, Inc.
1.603% due 10/27/2025	1,195	1,208

ACE Securities Corp.
0.300% due 12/25/2036	28	28

Ally Auto Receivables Trust
1.320% due 03/15/2012	30	30

Amortizing Residential Collateral Trust
0.830% due 07/25/2032	18	16

Bear Stearns Asset-Backed Securities Trust
0.330% due 10/25/2036	49	47

Centurion CDO VII Ltd.
0.674% due 01/30/2016	1,159	1,109

Chase Issuance Trust
1.810% due 09/15/2015	2,200	2,270

Citibank Omni Master Trust
3.005% due 08/15/2018	800	848

Countrywide Asset-Backed Certificates
0.300% due 05/25/2047	7	7
0.330% due 06/25/2037	7	7
0.730% due 12/25/2031	60	33

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	13	10

Duane Street CLO
0.562% due 11/08/2017	4,076	3,912

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036	54	54

Fremont Home Loan Trust
0.310% due 01/25/2037	50	46

Hillmark Funding
0.562% due 05/21/2021	1,100	1,023

See Accompanying Notes	Annual Report	March 31, 2011	127

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Home Equity Loan Trust
1.194% due 11/20/2036		$2,200	$2,171

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		12	10

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037		242	237

SLM Student Loan Trust
1.433% due 12/15/2023	EUR	1,708	2,326
3.500% due 08/17/2043		$566	564
4.500% due 11/16/2043		288	280
6.255% due 07/15/2042		496	480

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034		2	2

Wind River CLO Ltd.
0.639% due 12/19/2016		714	694

Total Asset-Backed Securities (Cost $17,312)			17,412

SOVEREIGN ISSUES 4.1%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	300	184

Canada Government International Bond
1.500% due 12/01/2012	CAD	400	411
1.750% due 03/01/2013		1,200	1,236
2.500% due 09/01/2013		500	522
3.000% due 12/01/2015		100	105

Canada Housing Trust No. 1
2.750% due 12/15/2015		200	205
3.350% due 12/15/2020		500	501
3.950% due 12/15/2011		100	105
4.000% due 06/15/2012		700	743
4.550% due 12/15/2012		200	216
4.800% due 06/15/2012		300	321

Export-Import Bank of China
4.875% due 07/21/2015		$100	108

Export-Import Bank of Korea
1.050% due 03/03/2012	SGD	700	544
4.000% due 01/29/2021		$400	366
5.125% due 06/29/2020		100	101
8.125% due 01/21/2014		800	917

Korea Housing Finance Corp.
4.125% due 12/15/2015		300	307

Mexico Government International Bond
6.000% due 06/18/2015	MXN	17,600	1,440
6.050% due 01/11/2040		$100	103

Province of Ontario Canada
1.375% due 01/27/2014		500	499
4.200% due 03/08/2018	CAD	100	107
4.300% due 03/08/2017		100	108
4.400% due 06/02/2019		100	107
4.600% due 06/02/2039		100	104
5.500% due 06/02/2018		100	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
6.400% due 01/20/2040	$2,100	$2,221

Russia Government International Bond
3.625% due 04/29/2015	100	102
7.500% due 03/31/2030	1,470	1,718

Turkey Government International Bond
7.000% due 09/26/2016	2,200	2,502

Total Sovereign Issues (Cost $15,815)		16,018

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (b)	1,077	38

Total Common Stocks (Cost $45)		38

CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.5%

American International Group, Inc.
8.500% due 08/01/2011	25,917	116

Bank of America Corp.
7.250% due 12/31/2049	1,000	1,011

Wells Fargo & Co.
7.500% due 12/31/2049	900	932

		2,059

INDUSTRIALS 0.1%

Motors Liquidation Co.
5.250% due 03/06/2032	40,000	277

Total Convertible Preferred Securities (Cost $3,389)		2,336

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

DG Funding Trust
0.685% due 03/06/2032	217	1,648

Total Preferred Securities (Cost $2,294)		1,648

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 36.7%

CERTIFICATES OF DEPOSIT 2.2%

Banco Bradesco S.A.
1.955% due 01/24/2013	$300	302

Banco Do Brasil S.A.
0.000% due 06/27/2011	3,500	3,498
0.000% due 02/15/2012	1,900	1,914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco S.A.
1.450% due 06/13/2011	$700	$698
1.670% due 02/06/2012	1,500	1,478
1.700% due 09/12/2011	800	795

		8,685

COMMERCIAL PAPER 0.7%

American Electric Power Co., Inc.
0.470% due 05/27/2011	800	800

Comcast Corp.
0.480% due 04/25/2011	300	300

Vodafone Group PLC
0.880% due 01/19/2012	1,800	1,790

		2,890

REPURCHASE AGREEMENTS 3.1%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	9,000	9,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $9,206. Repurchase proceeds are $9,000.)
0.140% due 04/01/2011	3,100	3,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $3,171. Repurchase proceeds are $3,100.)

		12,100

SHORT-TERM NOTES 0.3%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	1,100	1,078

U.S. TREASURY BILLS 3.6%
0.155% due 06/09/2011 - 09/15/2011 (c)(f)(h)	14,367	14,361

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 26.8%
	10,559,271	105,783

Total Short-Term Instruments (Cost $144,841)		144,897

PURCHASED OPTIONS (j) 0.0%
(Cost $23)		0

Total Investments 105.3% (Cost $413,819)		$415,193

Written Options (k) (0.3%) (Premiums $905)		(1,173)

Other Assets and Liabilities (Net) (5.0%)		(19,643)

Net Assets 100.0%		$394,377

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $552 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $5,877 at a weighted average interest rate of 0.043%. On March 31, 2011, there were no open reverse repurchase agreements.

128	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(h)	Securities with an aggregate market value of $21,456 and cash of $20 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	525	$131
90-Day Eurodollar December Futures	Long	12/2012	69	(141)
90-Day Eurodollar June Futures	Long	06/2011	82	(3)
90-Day Eurodollar June Futures	Long	06/2012	336	(120)
90-Day Eurodollar March Futures	Long	03/2012	1,370	(64)
90-Day Eurodollar September Futures	Long	09/2011	336	74
90-Day Eurodollar September Futures	Long	09/2012	67	(116)
E-mini S&P 500 Index June Futures	Long	06/2011	1,758	1,416
S&P 500 Index June Futures	Long	06/2011	448	1,577
U.S. Treasury 2-Year Note June Futures	Long	06/2011	208	(11)
U.S. Treasury 10-Year Note June Futures	Short	06/2011	83	(21)

				$2,722

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	1.000%	03/20/2016	1.860%	$	800	$(31)	$(28)	$(3)
American International Group, Inc.	CITI	1.000%	03/20/2016	1.860%		800	(30)	(28)	(2)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%		500	1	(7)	8
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%		1,000	2	(10)	12
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%		500	0	(7)	7
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		600	0	(6)	6
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		100	0	(1)	1
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%		500	0	(5)	5
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		700	11	8	3
China Government International Bond	BNP	1.000%	03/20/2016	0.677%		300	4	3	1
France Government Bond	GSC	0.250%	12/20/2015	0.693%		300	(6)	(6)	0
France Government Bond	RBS	0.250%	12/20/2015	0.693%		700	(14)	(14)	0
France Government Bond	RBS	0.250%	03/20/2016	0.724%		3,100	(69)	(95)	26
France Government Bond	UBS	0.250%	12/20/2015	0.693%		200	(4)	(4)	0
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%		700	1	0	1
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	0.606%		1,400	30	0	30
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		300	0	4	(4)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		5,400	11	23	(12)
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%		400	(7)	(12)	5
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		1,200	(49)	(68)	19
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%		1,800	(40)	(43)	3
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%		100	(3)	(4)	1
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%		800	(1)	(6)	5
Mexico Government International Bond	MSC	1.000%	03/20/2016	1.021%		1,400	(1)	(9)	8
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		800	(17)	(31)	14
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		200	(5)	(8)	3
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		100	(6)	(7)	1
Turkey Government International Bond	CITI	1.000%	12/20/2015	1.506%		700	(16)	(9)	(7)
United Kingdom Gilt	DUB	1.000%	12/20/2014	0.397%		200	4	1	3
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		200	5	4	1
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		1,000	22	23	(1)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%		100	2	1	1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		800	19	4	15
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		200	5	2	3
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		600	14	4	10

							$(178)	$(349)	$171

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	300	$36	$35	$1
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		900	108	117	(9)
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		700	85	79	6
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		800	105	101	4
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		900	119	114	5
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		400	53	49	4
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		1,700	223	209	14
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		300	39	39	0

See Accompanying Notes	Annual Report	March 31, 2011	129

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016	$	200	$28	$27	$1
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		100	14	14	0
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		2,500	87	73	14
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,350	16	0	16
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		386	4	0	4
CDX.IG-9 10-Year Index 30-100%	JPM	0.553%	12/20/2017		675	8	0	8
CDX.IG-15 5-Year Index	JPM	1.000%	12/20/2015		800	6	2	4

						$931	$859	$72

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	2,500	$(25)	$(45)	$20
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	3	0	3
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	2	0	2
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	5	0	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		600	4	1	3
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		8,300	54	8	46
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		600	4	1	3
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,400	9	2	7
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		600	6	3	3
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,000	9	4	5
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		900	4	0	4
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		2,000	9	(1)	10
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		100	2	1	1
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		2,000	43	0	43
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		500	4	1	3
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,500	47	(10)	57
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		100	7	1	6
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		300	19	1	18
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		900	2	0	2
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		200	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		1,000	3	1	2
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		1,100	3	1	2
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		2,900	7	4	3
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		700	2	(1)	3
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		200	(1)	0	(1)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		200	0	0	0
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		300	1	0	1
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		100	0	0	0
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		600	4	1	3
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		800	6	1	5
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		200	2	1	1
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		700	4	1	3
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		100	1	0	1
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		100	(1)	0	(1)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		200	0	1	(1)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		200	0	0	0
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		200	1	1	0
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		600	6	3	3
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		100	1	1	0
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,000	11	7	4
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	300	0	1	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		10,000	(12)	5	(17)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	900	14	17	(3)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		300	5	10	(5)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		500	7	0	7
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		300	4	7	(3)

130	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP	$	100	$1	$4	$(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		200	3	9	(6)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		2,200	31	62	(31)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		400	6	13	(7)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		900	13	25	(12)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		100	2	2	0
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		100	2	5	(3)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		4,500	64	114	(50)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		100	2	4	(2)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	1,500	(11)	(4)	(7)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		1,200	(8)	(7)	(1)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	1,400	0	0	0

							$382	$256	$126

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation
Receive	S&P 500 Index	54,111	3-Month USD-LIBOR plus a specified spread	$	117,118	01/31/2012	BOA	$3,997

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

(j)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 Index June Futures	$475.000	06/16/2011	788	$23	$0

(k)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	42	$19	$(23)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	54	25	(13)
Put - CBOT U.S. Treasury 10-Year Note May Futures	118.500	04/21/2011	1	0	(1)
Call - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2011	1	0	0
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	39	32	(29)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	69	30	(37)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	69	43	(14)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	10	25	(27)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	10	34	(4)

				$208	$(148)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	4,000	$8	$(17)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		4,500	26	(61)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		5,600	21	(48)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	19	(34)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		300	2	(4)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,300	14	(34)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,300	8	(19)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,100	80	(147)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	(13)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,400	31	(44)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,600	18	(20)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		4,200	44	(66)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	11	(13)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,200	25	(28)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		3,000	29	(47)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,500	26	(45)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,800	94	(115)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,200	30	(36)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		300	4	(2)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		600	8	(4)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		300	4	(2)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		1,100	3	0
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		1,100	6	(7)

See Accompanying Notes	Annual Report	March 31, 2011	131

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011	$	300	4	(2)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,100	7	0
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		3,900	15	(1)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		3,900	16	(24)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		600	8	(4)

								$570	$(837)

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000	10/11/2011	$	1,900	$10	$(16)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000	10/11/2011		1,800	9	(15)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	10/11/2011		5,700	64	(101)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000	11/14/2011		2,700	29	(48)

						$112	$(180)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,100	$10	$(6)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	400	5	(2)

						$15	$(8)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	326	$79,200	$727
Sales	542	125,000	1,505
Closing Buys	(553)	(96,300)	(1,150)
Expirations	(12)	(6,100)	(87)
Exercised	(8)	(19,700)	(90)

Balance at 03/31/2011	295	$82,100	$905

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	04/01/2041	$3,000	$3,210	$(3,206)
Fannie Mae	6.000%	04/01/2041	1,000	1,083	(1,087)
U.S. Treasury Bonds	3.625%	02/15/2021	300	306	(304)

				$4,599	$(4,597)

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	1,055	04/2011	RBS	$56	$0	$56
Buy	BRL	8,392	04/2011	BCLY	181	0	181
Sell		12,082	04/2011	CITI	0	(170)	(170)
Buy		3,689	04/2011	UBS	59	0	59
Buy		12,082	06/2011	CITI	178	0	178
Buy		186	09/2011	BOA	10	0	10
Buy	CAD	7,585	06/2011	BNP	49	0	49
Buy	CHF	92	05/2011	MSC	2	0	2
Buy	CNY	4,245	04/2011	BCLY	7	0	7
Buy		2,841	04/2011	DUB	11	0	11
Sell		9,881	04/2011	DUB	0	(8)	(8)
Buy		1,854	04/2011	HSBC	3	0	3
Buy		941	04/2011	MSC	2	0	2
Buy		153	11/2011	BCLY	0	0	0
Buy		920	11/2011	CITI	1	0	1
Buy		568	11/2011	JPM	0	(1)	(1)
Buy		9,881	02/2013	DUB	0	(1)	(1)

132	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	EUR	3,011	04/2011	CITI	$0	$(202)	$(202)
Sell		830	04/2011	DUB	0	(39)	(39)
Sell		48	04/2011	JPM	0	(3)	(3)
Sell		16	04/2011	MSC	0	0	0
Sell		4,200	04/2011	UBS	0	(218)	(218)
Sell	GBP	398	06/2011	BOA	1	0	1
Buy	IDR	1,765,000	04/2011	BCLY	3	0	3
Buy		367,720	04/2011	CITI	2	0	2
Sell		9,296,620	04/2011	CITI	0	(2)	(2)
Buy		3,527,900	04/2011	JPM	5	0	5
Buy		3,636,000	04/2011	MSC	18	0	18
Buy		976,895	07/2011	BCLY	6	0	6
Buy		1,000,300	07/2011	CITI	7	0	7
Buy		1,377,100	07/2011	HSBC	9	0	9
Buy		1,798,000	07/2011	JPM	9	0	9
Buy		9,296,620	01/2012	CITI	7	0	7
Buy	INR	13,716	05/2011	BCLY	7	0	7
Buy		9,290	05/2011	BOA	8	0	8
Buy		9,206	05/2011	JPM	6	0	6
Buy		41,315	08/2011	MSC	31	0	31
Sell	JPY	80,725	04/2011	CITI	36	0	36
Sell		20,824	04/2011	RBS	0	0	0
Buy	KRW	111,900	05/2011	BCLY	2	0	2
Buy		503,980	05/2011	CITI	10	0	10
Buy		111,900	05/2011	GSC	2	0	2
Buy		144,750	05/2011	HSBC	5	0	5
Buy		1,528,971	05/2011	JPM	55	0	55
Buy		1,349,620	05/2011	MSC	28	0	28
Buy		253,420	05/2011	RBS	7	0	7
Buy		116,150	05/2011	UBS	6	0	6
Buy		90,160	08/2011	CITI	2	0	2
Buy		78,911	08/2011	GSC	1	0	1
Buy		49,740	08/2011	MSC	1	0	1
Buy		63,000	08/2011	RBS	1	0	1
Buy	MXN	427	07/2011	DUB	1	0	1
Buy		43,575	07/2011	HSBC	117	0	117
Buy		1,226	07/2011	MSC	2	0	2
Buy		1,226	07/2011	UBS	2	0	2
Buy	MYR	300	08/2011	BCLY	2	0	2
Buy		720	08/2011	CITI	4	0	4
Buy		273	08/2011	HSBC	1	0	1
Buy		100	08/2011	JPM	0	0	0
Buy	PHP	6,498	04/2011	CITI	1	(1)	0
Sell		8,826	04/2011	HSBC	0	0	0
Buy		6,509	04/2011	JPM	1	(1)	0
Sell		4,182	04/2011	MSC	0	0	0
Buy		8,882	06/2011	BCLY	5	0	5
Buy		6,550	06/2011	CITI	1	(2)	(1)
Buy		28,540	06/2011	JPM	9	0	9
Buy		6,719	11/2011	BCLY	3	0	3
Buy		13,006	11/2011	CITI	3	(1)	2
Buy		2,202	11/2011	DUB	1	0	1
Buy		4,392	11/2011	GSC	1	0	1
Buy		4,410	11/2011	JPM	2	0	2
Buy		8,826	03/2012	HSBC	0	0	0
Buy		4,182	03/2012	MSC	0	0	0
Sell	RUB	2,897	04/2011	BCLY	0	0	0
Buy		2,897	07/2011	BCLY	0	0	0
Buy	SGD	778	06/2011	BOA	9	0	9
Buy		129	06/2011	CITI	2	0	2
Buy		325	06/2011	GSC	8	0	8
Buy		324	06/2011	JPM	7	0	7
Buy		131	06/2011	RBS	4	0	4
Buy		511	09/2011	BCLY	6	0	6
Buy		200	09/2011	CITI	2	0	2
Buy		128	09/2011	DUB	1	0	1
Buy		100	09/2011	JPM	1	0	1
Buy		228	09/2011	RBS	3	0	3
Buy	TRY	1,351	07/2011	HSBC	8	0	8
Buy	TWD	3,532	04/2011	BCLY	0	0	0
Sell		3,532	04/2011	BCLY	0	0	0
Buy		565	04/2011	BOA	1	0	1
Sell		565	04/2011	BOA	0	0	0
Buy		2,387	04/2011	DUB	1	0	1
Sell		2,387	04/2011	DUB	0	0	0

See Accompanying Notes	Annual Report	March 31, 2011	133

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	TWD	580	04/2011	JPM	$1	$0	$1
Sell		580	04/2011	JPM	0	0	0
Buy		3,532	01/2012	BCLY	0	0	0
Buy	ZAR	1,394	04/2011	JPM	5	0	5
Buy		1,395	04/2011	MSC	6	0	6
Buy		697	07/2011	HSBC	1	0	1
Buy		3,965	07/2011	JPM	0	(3)	(3)
Buy		760	09/2011	BCLY	10	0	10

					$1,066	$(652)	$414

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,554	$0	$1,554
Corporate Bonds & Notes
Banking & Finance	0	78,887	303	79,190
Industrials	0	38,779	0	38,779
Utilities	0	10,723	0	10,723
Convertible Bonds & Notes
Industrials	0	93	0	93
Municipal Bonds & Notes
California	0	5,797	0	5,797
Illinois	0	2,741	0	2,741
Iowa	0	525	0	525
Nevada	0	99	0	99
New Jersey	0	1,077	0	1,077
New York	0	2,356	0	2,356
North Carolina	0	207	0	207
Ohio	0	1,739	0	1,739
Texas	0	594	0	594
West Virginia	0	398	0	398
U.S. Government Agencies	0	56,479	1,574	58,053
U.S. Treasury Obligations	0	8,181	0	8,181
Mortgage-Backed Securities	0	20,738	0	20,738
Asset-Backed Securities	0	10,674	6,738	17,412
Sovereign Issues	0	15,474	544	16,018
Common Stocks
Financials	38	0	0	38
Convertible Preferred Securities
Banking & Finance	2,059	0	0	2,059
Industrials	0	277	0	277
Preferred Securities
Banking & Finance	0	0	1,648	1,648

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Certificates of Deposit	$0	$8,685	$0	$8,685
Commercial Paper	0	2,890	0	2,890
Repurchase Agreements	0	12,100	0	12,100
Short-Term Notes	0	1,078	0	1,078
U.S. Treasury Bills	0	14,361	0	14,361
PIMCO Short-Term Floating NAV Portfolio	105,783	0	0	105,783
Purchased Options
Equity Contracts	0	0	0	0
	$107,880	$296,506	$10,807	$415,193

Short Sales, at value	$0	$(4,597)	$0	$(4,597)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	281	0	281
Equity Contracts	2,992	3,997	0	6,989
Foreign Exchange Contracts	0	1,066	0	1,066
Interest Rate Contracts	206	280	0	486
	$3,198	$5,624	$0	$8,822

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(38)	0	(38)
Equity Contracts	0	(31)	0	(31)
Foreign Exchange Contracts	0	(652)	0	(652)
Interest Rate Contracts	(476)	(1,108)	(188)	(1,772)
	$(476)	$(1,829)	$(188)	$(2,493)

Totals	$110,602	$295,704	$10,619	$416,925

134	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$306	$0	$0	$0	$(3)	$0	$0	$303	$(3)
U.S. Government Agencies	0	1,900	(326)	0	0	0	0	0	1,574	0
Asset-Backed Securities	1,115	5,706	(124)	13	4	24	0	0	6,738	23
Sovereign Issues	0	551	0	0	0	(7)	0	0	544	(6)
Preferred Securities
Banking & Finance	1,768	0	0	0	0	(120)	0	0	1,648	(120)

	$2,883	$8,463	$(450)	$13	$4	$(106)	$0	$0	$10,807	$(106)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(9)	$0	$(117)	$0	$0	$(62)	$0	$0	$(188)	$(62)

Totals	$2,874	$8,463	$(567)	$13	$4	$(168)	$0	$0	$10,619	$(168)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$318	$318
Unrealized appreciation on foreign currency contracts	0	0	0	1,066	0	1,066
Unrealized appreciation on swap agreements	0	281	3,997	0	280	4,558

	$0	$281	$3,997	$1,066	$598	$5,942

Liabilities:
Written options outstanding	$0	$0	$31	$0	$1,142	$1,173
Variation margin payable (2)	0	0	583	0	0	583
Unrealized depreciation on foreign currency contracts	0	0	0	652	0	652
Unrealized depreciation on swap agreements	0	38	0	0	154	192

	$0	$38	$614	$652	$1,296	$2,600

See Accompanying Notes	Annual Report	March 31, 2011	135

Schedule of Investments PIMCO StocksPLUS® Total Return Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(51)	$0	$(11)	$(62)
Net realized gain on futures contracts, written options and swaps	0	542	51,763	38	3,700	56,043
Net realized gain on foreign currency transactions	0	0	0	880	0	880

	$0	$542	$51,712	$918	$3,689	$56,861

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(23)	$0	$1	$(22)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	56	(2,158)	(2)	(1,895)	(3,999)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	243	0	243

	$0	$56	$(2,181)	$241	$(1,894)	$(3,778)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,722 as reported in the Notes to Schedule of Investments.

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$510	$(540)	$(30)
BNP	60	0	60
BOA	3,921	(4,160)	(239)
CITI	(170)	260	90
CSFB	1	0	1
DUB	38	(270)	(232)
GSC	(23)	0	(23)
HSBC	396	(260)	136
JPM	71	0	71
MLP	125	0	125
MSC	58	(320)	(262)
RBC	6	0	6
RBS	(297)	262	(35)
SOG	14	0	14
UBS	(189)	30	(159)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

136	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Petroleum Export Ltd.
3.309% due 12/07/2012		$2,337	$2,331

Total Bank Loan Obligations (Cost $2,337)			2,331

CORPORATE BONDS & NOTES 40.2%

BANKING & FINANCE 23.6%

Ally Financial, Inc.
3.512% due 02/11/2014		1,000	1,003
5.375% due 06/06/2011		2,900	2,925
6.000% due 04/01/2011		3,100	3,100
6.000% due 12/15/2011		7,300	7,482
6.625% due 05/15/2012		5,148	5,319
6.875% due 09/15/2011		13,322	13,605
6.875% due 08/28/2012		2,700	2,846
7.500% due 12/31/2013		1,174	1,275
7.500% due 09/15/2020		700	750
8.300% due 02/12/2015		700	769

American Express Bank FSB
5.500% due 04/16/2013		1,100	1,180
6.000% due 09/13/2017		700	776

American Express Co.
6.150% due 08/28/2017		1,700	1,902

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		2,000	1,997

American International Group, Inc.
4.000% due 09/20/2011	EUR	500	712
4.250% due 05/15/2013		$3,400	3,517
4.950% due 03/20/2012		3,000	3,092
5.450% due 05/18/2017		100	103
5.600% due 10/18/2016		3,000	3,123
5.750% due 03/15/2067	GBP	200	278
5.850% due 01/16/2018		$3,400	3,548
6.250% due 03/15/2087		1,000	920
6.400% due 12/15/2020		400	427
8.625% due 05/22/2068	GBP	3,100	5,209

ASIF I
3.000% due 02/17/2017	EUR	3,100	3,368

BA Covered Bond Issuer
5.500% due 06/14/2012		$1,000	1,044

Banco do Brasil S.A.
3.007% due 07/02/2014		1,900	1,918

Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,000	2,005
4.500% due 04/06/2015		3,400	3,472

Banco Santander Chile
1.903% due 01/19/2016		1,400	1,396

Bank of America Corp.
0.643% due 08/15/2016		100	93
4.500% due 04/01/2015		1,400	1,453
6.500% due 08/01/2016		2,200	2,434

Bank of America N.A.
6.000% due 10/15/2036		300	293

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		300	308

Bank of Montreal
2.850% due 06/09/2015		700	706

Bank of Nova Scotia
1.650% due 10/29/2015		1,300	1,247

Bank of Scotland PLC
4.880% due 04/15/2011		5,500	5,505

Barclays Bank PLC
6.050% due 12/04/2017		900	938
14.000% due 11/29/2049	GBP	420	883

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BBVA Bancomer S.A.
4.500% due 03/10/2016		$600	$604
6.500% due 03/10/2021		1,400	1,389

Bear Stearns Cos. LLC
6.400% due 10/02/2017		700	786
6.950% due 08/10/2012		4,100	4,414

BNP Paribas
0.703% due 04/08/2013		3,100	3,088

BPCE S.A.
2.375% due 10/04/2013		500	500

C10 Capital SPV Ltd.
6.722% due 12/31/2049		200	157

CBA Capital Trust I
5.805% due 08/29/2049		2,900	2,977

CIT Group, Inc.
7.000% due 05/01/2013		16	17
7.000% due 05/01/2014		32	33
7.000% due 05/01/2015		4,232	4,280
7.000% due 05/01/2016		54	54
7.000% due 05/01/2017		75	75

Citigroup Capital XXI
8.300% due 12/21/2077		500	522

Citigroup, Inc.
0.404% due 05/18/2011		4,000	4,000
0.434% due 03/16/2012		100	100
1.164% due 02/15/2013		1,200	1,204
1.753% due 01/13/2014		3,300	3,355
2.312% due 08/13/2013		1,500	1,545
5.500% due 04/11/2013		6,000	6,419
5.625% due 08/27/2012		200	210
8.500% due 05/22/2019		100	123

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	7,100	10,196

Countrywide Financial Corp.
5.800% due 06/07/2012		$2,600	2,735

Credit Agricole S.A.
8.375% due 10/29/2049		4,400	4,730

Credit Suisse
2.200% due 01/14/2014		1,200	1,204

Dai-ichi Life Insurance Co. Ltd.
7.250% due 12/31/2049		1,300	1,287

Daimler International Finance BV
5.875% due 09/08/2011	EUR	5,000	7,208

Deutsche Bank AG
1.872% due 09/22/2015		600	817
6.000% due 09/01/2017		$600	665

Deutsche Bank Capital Funding Trust I
5.010% due 12/29/2049		3,900	3,218

Dexia Credit Local
2.000% due 03/05/2013		19,600	19,458

Dexia Credit Local S.A.
0.959% due 09/23/2011		1,300	1,302

FCE Bank PLC
7.125% due 01/16/2012	EUR	800	1,173

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$9,900	9,999
7.000% due 10/01/2013		3,100	3,346
7.250% due 10/25/2011		600	618
7.500% due 08/01/2012		5,500	5,864
8.000% due 06/01/2014		2,400	2,669

Fortis Bank Nederland NV
3.000% due 04/17/2012	EUR	400	574

General Electric Capital Corp.
5.500% due 09/15/2067		1,900	2,484
6.875% due 01/10/2039		$1,000	1,120

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
1.407% due 01/30/2017	EUR	1,200	$1,587
6.150% due 04/01/2018		$5,400	5,853

HSBC Bank PLC
2.000% due 01/19/2014		1,200	1,196

ING Bank NV
2.500% due 01/14/2016		800	767

International Lease Finance Corp.
0.633% due 07/01/2011		300	300
1.468% due 08/15/2011	EUR	5,100	7,164
4.750% due 01/13/2012		$1,200	1,218
5.000% due 09/15/2012		2,500	2,551
5.750% due 06/15/2011		900	908

Intesa Sanpaolo SpA
2.712% due 02/24/2014		2,700	2,737
8.047% due 06/29/2049	EUR	3,700	5,152

JPMorgan Chase & Co.
1.057% due 09/30/2013		$1,000	1,005
1.447% due 09/26/2013	EUR	1,900	2,666
4.250% due 10/15/2020		$1,800	1,721
5.250% due 05/01/2015		1,000	1,070

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		1,700	1,430

LBG Capital No.1 PLC
7.869% due 08/25/2020	GBP	100	154
7.875% due 11/01/2020		$2,400	2,353

LeasePlan Corp. NV
3.125% due 02/10/2012	EUR	300	430

Lehman Brothers Holdings, Inc.
3.005% due 07/18/2011 (a)		$300	78
5.625% due 01/24/2013 (a)		300	80

Lloyds TSB Bank PLC
2.653% due 01/24/2014		5,000	5,130
4.875% due 01/21/2016		1,500	1,546
5.800% due 01/13/2020		5,000	5,008

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		1,400	1,395
6.400% due 08/28/2017		4,700	5,124

Morgan Stanley
0.553% due 01/09/2012		300	300
2.812% due 05/14/2013		1,000	1,036
5.625% due 01/09/2012		5,000	5,192
5.950% due 12/28/2017		500	537
6.600% due 04/01/2012		1,000	1,058
7.300% due 05/13/2019		100	113

Nationwide Building Society
6.250% due 02/25/2020		1,400	1,457

Nomura Holdings, Inc.
6.700% due 03/04/2020		5,100	5,436

Nordea Bank AB
2.125% due 01/14/2014		600	598
4.875% due 01/27/2020		3,300	3,378

Northern Rock Asset Management PLC
5.625% due 06/22/2017		2,600	2,692

Pacific LifeCorp
6.000% due 02/10/2020		300	320

Prudential Financial, Inc.
3.500% due 06/10/2013		1,000	1,022

Qatari Diar Finance QSC
3.500% due 07/21/2015		1,300	1,306

Resona Bank Ltd.
5.850% due 09/29/2049		600	593

Royal Bank of Scotland Group PLC
0.583% due 10/14/2016		1,400	1,221
0.707% due 04/08/2011		2,500	2,500
1.450% due 10/20/2011		21,800	21,937

See Accompanying Notes	Annual Report	March 31, 2011	137

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 03/16/2016		$7,000	$7,043
4.875% due 08/25/2014		100	104
6.990% due 10/29/2049 (a)		900	809

Santander UK PLC
1.247% due 10/10/2017	EUR	5,500	7,085

SLM Corp.
0.533% due 10/25/2011		$1,200	1,187
0.603% due 01/27/2014		700	664
3.616% due 01/31/2014		1,000	981
6.250% due 01/25/2016		600	626
8.000% due 03/25/2020		1,300	1,419

Societe Generale
5.922% due 04/29/2049		500	473

Springleaf Finance Corp.
0.560% due 12/15/2011		9,200	8,885

State Bank of India
4.500% due 07/27/2015		4,300	4,387

Temasek Financial Ltd.
4.300% due 10/25/2019		500	508

UBS AG
1.412% due 02/23/2012		500	504

UBS Preferred Funding Trust V
6.243% due 05/29/2049		6,900	6,883

USB Capital IX
6.189% due 10/29/2049		300	254

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		700	714

Wachovia Corp.
0.433% due 10/15/2011		4,400	4,405
0.494% due 08/01/2013		700	697

Wells Fargo & Co.
7.980% due 03/29/2049		6,900	7,590

Wells Fargo Bank N.A.
4.750% due 02/09/2015		3,300	3,510

			377,487

INDUSTRIALS 12.2%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		1,375	1,383

Alcoa, Inc.
6.150% due 08/15/2020		1,600	1,691

Altria Group, Inc.
4.125% due 09/11/2015		1,100	1,143
7.750% due 02/06/2014		2,300	2,640

AmeriGas Partners LP
7.125% due 05/20/2016		200	208

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		9,900	9,986

BMW Finance NV
5.250% due 05/21/2012		1,200	1,260

Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		2,400	2,374

Codelco, Inc.
7.500% due 01/15/2019		300	363

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013		25,000	28,169

Continental Airlines, Inc.
6.750% due 09/15/2015		6,500	6,589

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		3,600	4,005

CSN Islands XI Corp.
6.875% due 09/21/2019		400	446

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CSN Resources S.A.
6.500% due 07/21/2020		$2,700	$2,889

Daimler Finance North America LLC
7.300% due 01/15/2012		4,900	5,148

DCP Midstream LLC
9.700% due 12/01/2013		3,435	4,045

Deutsche Telekom International Finance BV
5.250% due 07/22/2013		5,000	5,402

Dow Chemical Co.
4.850% due 08/15/2012		3,500	3,666

Eaton Vance Corp.
6.500% due 10/02/2017		600	680

Eli Lilly & Co.
4.200% due 03/06/2014		10,000	10,718

EnCana Corp.
6.300% due 11/01/2011		3,800	3,923

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020		52	56

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		900	1,025

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		500	524
6.212% due 11/22/2016		100	110
8.146% due 04/11/2018		1,000	1,184

General Mills, Inc.
5.250% due 08/15/2013		4,784	5,198

Gerdau Trade, Inc.
5.750% due 01/30/2021		500	509

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		1,000	1,061
7.625% due 04/09/2019		1,000	1,199

Kraft Foods, Inc.
2.625% due 05/08/2013		9,500	9,722

Lyondell Chemical Co.
8.000% due 11/01/2017		2,700	2,984

Noble Group Ltd.
4.875% due 08/05/2015		1,000	1,037

Northwest Airlines Pass-Through Trust
1.360% due 08/06/2011		2,562	2,475

Novatek Finance Ltd.
5.326% due 02/03/2016		600	619

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		2,400	2,541

Oracle Corp.
5.750% due 04/15/2018		500	560

Pearson Dollar Finance PLC
5.500% due 05/06/2013		600	643

Pemex Project Funding Master Trust
5.750% due 03/01/2018		2,000	2,124
7.500% due 12/18/2013	GBP	100	176

Petrobras International Finance Co.
5.750% due 01/20/2020		$3,600	3,728
5.875% due 03/01/2018		800	851
7.875% due 03/15/2019		2,200	2,591
8.375% due 12/10/2018		400	484

Petroleos Mexicanos
6.000% due 03/05/2020		1,200	1,280

PPG Industries, Inc.
1.900% due 01/15/2016		2,300	2,178

Reliance Holdings USA, Inc.
4.500% due 10/19/2020		6,700	6,315

Reynolds American, Inc.
1.010% due 06/15/2011		2,360	2,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	$150	$160

Telefonica Emisiones SAU
0.640% due 02/04/2013	2,000	1,982
2.582% due 04/26/2013	3,000	3,028

Tenneco, Inc.
8.125% due 11/15/2015	200	215

Time Warner Cable, Inc.
6.200% due 07/01/2013	10,700	11,761

Time Warner, Inc.
6.100% due 07/15/2040	7,100	6,967

Total Capital S.A.
4.450% due 06/24/2020	400	409

Transocean, Inc.
4.950% due 11/15/2015	2,000	2,113

Union Pacific Corp.
5.700% due 08/15/2018	500	560

Vale Overseas Ltd.
5.625% due 09/15/2019	1,500	1,576
6.875% due 11/10/2039	3,100	3,328
8.250% due 01/17/2034	1,200	1,466

Vivendi S.A.
5.750% due 04/04/2013	2,700	2,899

Xerox Corp.
5.500% due 05/15/2012	8,700	9,100

		195,828

UTILITIES 4.4%

AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	200	248

AT&T, Inc.
4.950% due 01/15/2013	3,292	3,506

BP Capital Markets PLC
3.125% due 03/10/2012	1,000	1,022

British Telecommunications PLC
5.150% due 01/15/2013	4,000	4,255

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,300	3,712

Cleco Power LLC
6.000% due 12/01/2040	4,600	4,404

Duquesne Light Holdings, Inc.
6.400% due 09/15/2020	3,000	3,054

EDF S.A.
4.600% due 01/27/2020	3,000	3,060
5.500% due 01/26/2014	200	219
6.500% due 01/26/2019	200	229
6.950% due 01/26/2039	200	233

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	200	241

Majapahit Holding BV
8.000% due 08/07/2019	3,000	3,420

NGPL PipeCo LLC
6.514% due 12/15/2012	8,000	8,568

NV Energy, Inc.
6.250% due 11/15/2020	1,200	1,226

Oncor Electric Delivery Co. LLC
5.950% due 09/01/2013	10,000	10,906

Qtel International Finance Ltd.
3.375% due 10/14/2016	1,900	1,838
4.750% due 02/16/2021	300	281

Qwest Corp.
3.560% due 06/15/2013	4,050	4,242
7.875% due 09/01/2011	7,300	7,519

138	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TNK-BP Finance S.A.
6.125% due 03/20/2012	$100	$105
6.625% due 03/20/2017	1,900	2,038

Verizon Communications, Inc.
5.250% due 04/15/2013	300	323

Verizon Wireless Capital LLC
2.914% due 05/20/2011	2,400	2,408

Vodafone Group PLC
5.000% due 12/16/2013	3,200	3,472

		70,529

Total Corporate Bonds & Notes (Cost $623,769)		643,844

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Chesapeake Energy Corp.
2.250% due 12/15/2038	500	462

Goodrich Petroleum Corp.
3.250% due 12/01/2026	150	152

Total Convertible Bonds & Notes (Cost $508)		614

MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 1.4%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	700	703
6.918% due 04/01/2040	490	502

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	100	108
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,500	1,642
7.950% due 03/01/2036	3,700	3,957

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	100	105

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	997

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	99
7.021% due 08/01/2040	200	197

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,100	736

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,500	8,204

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	300	312
7.618% due 08/01/2040	500	502

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	1,000	1,047

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	800	839

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	937

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	$90	$68

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	300	296
6.548% due 05/15/2048	500	491

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	300	302

		22,153

ILLINOIS 0.8%

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
7.517% due 01/01/2040	9,700	9,980

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,000	930

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	785

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	400	384

Illinois State General Obligation Notes, Series 2010
4.071% due 01/01/2014	700	701

		12,780

IOWA 0.0%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	75	68

LOUISIANA 0.0%

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	25	23

NEVADA 0.3%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	600	595

North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,991

		4,586

NEW JERSEY 0.1%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,200	1,292

NEW YORK 1.4%

New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	8,300	8,303
6.646% due 12/01/2031	7,100	7,363

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	100	100
6.011% due 06/15/2042	1,000	1,024
6.282% due 06/15/2042	100	99

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	$700	$721

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,300	1,475

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	2,500	2,427

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	958

		22,470

OHIO 0.4%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,500	1,710

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2047	6,325	4,209

		5,919

TEXAS 0.2%

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	3,900	3,861

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	285	199

Total Municipal Bonds & Notes (Cost $73,071)		73,351

U.S. GOVERNMENT AGENCIES 15.1%

Fannie Mae
0.600% due 07/25/2037 - 09/25/2042	3,694	3,693
0.630% due 07/25/2037	3,935	3,937
0.650% due 09/25/2035	2,710	2,708
0.660% due 09/25/2035	5,272	5,269
0.700% due 09/25/2035	1,696	1,697
0.970% due 06/25/2037	6,697	6,745
0.980% due 06/25/2040	15,464	15,573
0.990% due 03/25/2040	6,066	6,113
1.918% due 09/01/2035	82	84
2.295% due 11/01/2035	16	16
2.397% due 12/01/2033	46	48
2.464% due 10/01/2034	7	7
2.467% due 03/01/2035	10	10
2.575% due 12/01/2033	19	20
2.694% due 06/01/2035	123	129
2.700% due 06/01/2034	364	380
2.825% due 07/01/2035	59	62
2.945% due 06/01/2035	163	172
4.000% due 09/01/2023 - 01/01/2041	1,411	1,431
4.500% due 05/01/2023 - 04/01/2041	7,728	8,026
5.000% due 02/01/2034 - 05/01/2041	72,283	75,448
5.500% due 11/01/2021 - 05/01/2041	33,705	36,027
6.000% due 10/01/2026 - 05/01/2041	31,271	34,042
6.000% due 05/01/2027 (h)	345	375
6.500% due 05/01/2037 - 02/01/2039	1,797	2,017

See Accompanying Notes	Annual Report	March 31, 2011	139

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.955% due 08/15/2037		$9,355	$9,418
0.965% due 10/15/2037		2,312	2,328
0.975% due 05/15/2037 - 09/15/2037		10,307	10,378
2.622% due 06/01/2035		167	174
3.047% due 11/01/2034		69	73
4.500% due 04/01/2041		6,000	6,087
5.500% due 08/15/2030 - 10/01/2039		4,883	5,214
6.000% due 08/01/2027 - 11/01/2037		2,888	3,141

Ginnie Mae
6.000% due 07/15/2037 - 08/15/2037		309	346

Small Business Administration
4.430% due 05/01/2029		1,142	1,191
5.520% due 06/01/2024		13	15

Total U.S. Government Agencies (Cost $241,138)			242,394

U.S. TREASURY OBLIGATIONS 6.0%

Treasury Inflation Protected Securities (d)
1.750% due 01/15/2028 (h)		14,610	14,904
2.000% due 01/15/2026 (h)		3,106	3,318
2.375% due 01/15/2025 (h)		10,046	11,289
2.375% due 01/15/2027 (h)		2,730	3,040
2.500% due 01/15/2029 (h)		31,895	36,169
3.875% due 04/15/2029 (h)		19,957	26,732

Total U.S. Treasury Obligations (Cost $97,966)			95,452

MORTGAGE-BACKED SECURITIES 7.0%

American Home Mortgage Investment Trust
2.250% due 02/25/2045		23	22

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	928	1,314
2.491% due 05/16/2047		2,800	3,976

Banc of America Commercial Mortgage, Inc.
5.658% due 06/10/2049		$2,900	3,063
5.741% due 05/10/2045		300	326

Banc of America Funding Corp.
2.768% due 06/25/2034		91	89
2.828% due 05/25/2035		40	40

Banc of America Large Loan, Inc.
2.005% due 11/15/2015		787	745

Banc of America Mortgage Securities, Inc.
2.959% due 05/25/2033		133	133

Banc of America Re-REMIC Trust
1.274% due 01/17/2049		10,119	10,112

BCRR Trust
5.858% due 07/17/2040		500	537

Bear Stearns Adjustable Rate Mortgage Trust
3.057% due 11/25/2034		261	223
3.339% due 12/25/2035		154	148
3.607% due 11/25/2034		68	69

Bear Stearns Alt-A Trust
2.987% due 09/25/2035		39	31

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019		2,233	2,200

Chase Mortgage Finance Corp.
6.000% due 09/25/2036		2,722	2,622
6.000% due 12/25/2036		934	953

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035		48	47
2.820% due 12/25/2035		73	67

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commercial Mortgage Pass-Through Certificates
5.306% due 12/10/2046		$300	$316
5.543% due 12/11/2049		3,800	4,043

Countrywide Alternative Loan Trust
0.530% due 02/25/2037		613	376

Countrywide Home Loan Mortgage Pass- Through Trust
2.812% due 02/20/2035		311	268
3.017% due 02/20/2036		47	40
3.118% due 11/25/2034		2,276	1,989

European Loan Conduit
1.243% due 05/15/2019	EUR	257	335

Extended Stay America Trust
2.950% due 11/05/2027		$6,756	6,644

Granite Mortgages PLC
0.996% due 09/20/2044	GBP	1,576	2,417
1.156% due 01/20/2044		257	394
1.392% due 01/20/2044	EUR	288	389

Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		$100	106

GSR Mortgage Loan Trust
2.796% due 09/25/2035		128	125
5.181% due 11/25/2035		195	188
5.314% due 11/25/2035		6,016	5,235

Harborview Mortgage Loan Trust
0.424% due 12/19/2036		1,221	815
0.474% due 05/19/2035		42	29

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	1,500	2,126

JPMorgan Chase Commercial Mortgage Securities Corp.
4.158% due 01/12/2039		$1,477	1,494
5.336% due 05/15/2047		1,700	1,780
5.882% due 02/15/2051		100	107

JPMorgan Mortgage Trust
5.041% due 02/25/2035		54	55
5.387% due 07/25/2035		3,420	3,432
5.750% due 01/25/2036		268	252
6.020% due 10/25/2036		1,135	963

MASTR Adjustable Rate Mortgages Trust
2.537% due 07/25/2035		2,731	2,225

Mellon Residential Funding Corp.
0.695% due 12/15/2030		295	282
0.735% due 06/15/2030		4	4

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		1,590	1,647
5.485% due 03/12/2051		100	105

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		135	104
2.333% due 05/25/2033		118	119
5.311% due 09/25/2035		7,088	6,496

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		147	134
4.250% due 10/25/2035		8,929	7,630

Morgan Stanley Capital I
5.610% due 04/15/2049		2,977	3,013
5.809% due 12/12/2049		1,700	1,837

Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		2,762	2,716

Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		594	550

OBP Depositor LLC Trust
4.646% due 07/15/2045		6,900	7,011

Permanent Master Issuer PLC
1.116% due 07/15/2033	EUR	4,350	6,132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035		$95	$55
2.585% due 02/25/2034		118	114
2.630% due 08/25/2034		178	172

Structured Asset Mortgage Investments, Inc.
0.530% due 02/25/2036		53	32

Structured Asset Securities Corp.
0.300% due 05/25/2036		46	45

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046		180	177

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021		663	657
5.509% due 04/15/2047		100	104

WaMu Mortgage Pass-Through Certificates
1.512% due 11/25/2042		18	16
2.984% due 10/25/2046		530	397
5.709% due 02/25/2037		2,500	2,158

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036		197	177
4.910% due 01/25/2035		178	179
5.476% due 12/25/2036		7,719	7,295

Total Mortgage-Backed Securities (Cost $109,140)			112,218

ASSET-BACKED SECURITIES 2.2%

ACE Securities Corp.
0.310% due 10/25/2036		33	11

Asset-Backed Securities Corp. Home Equity
0.524% due 09/25/2034		71	65

Ballyrock CDO Ltd.
0.842% due 11/20/2015		722	706

Centurion CDO VII Ltd.
0.674% due 01/30/2016		5,020	4,805

Citigroup Mortgage Loan Trust, Inc.
0.310% due 05/25/2037		186	177

Countrywide Asset-Backed Certificates
0.330% due 06/25/2037		8	8
0.730% due 12/25/2031		4	2

Endurance CLO I Ltd.
0.763% due 02/15/2014		2,701	2,624

GSPA Monetization Trust
6.422% due 10/09/2029		2,559	2,442

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036		5	5

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		9	8

Massachusetts Educational Financing Authority
1.253% due 04/25/2038		2,670	2,658

Park Place Securities, Inc.
0.562% due 10/25/2034		25	25

Penta CLO S.A.
1.478% due 06/04/2024	EUR	968	1,239

SLM Student Loan Trust
0.553% due 07/25/2013		$18	18
0.603% due 01/25/2015		32	32
0.803% due 10/25/2017		1,100	1,097
1.433% due 12/15/2023	EUR	7,306	9,951
3.500% due 08/17/2043		$2,549	2,539
4.500% due 11/16/2043		1,343	1,306
6.255% due 07/15/2042		2,482	2,398

Structured Asset Securities Corp.
0.300% due 10/25/2036		11	11

140	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wind River CLO Ltd.
0.639% due 12/19/2016		$3,836	$3,730

Total Asset-Backed Securities (Cost $35,794)			35,857

SOVEREIGN ISSUES 7.0%

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	600	816
5.500% due 07/12/2020		$2,100	2,147

Canada Government International Bond
1.500% due 12/01/2012	CAD	1,900	1,953
1.750% due 03/01/2013		5,700	5,872
2.000% due 12/01/2014		2,500	2,542
2.500% due 09/01/2013		3,700	3,861
3.000% due 12/01/2015		400	419
4.500% due 06/01/2015		400	445

Canada Housing Trust No. 1
2.450% due 12/15/2015		28,000	28,313
2.750% due 12/15/2015		2,200	2,254
3.350% due 12/15/2020		4,800	4,810
4.000% due 06/15/2012		1,000	1,061
4.550% due 12/15/2012		1,000	1,079
4.800% due 06/15/2012		1,500	1,607

Export-Import Bank of Korea
4.000% due 01/29/2021		$3,300	3,017
5.125% due 06/29/2020		600	607
5.875% due 01/14/2015		1,900	2,082
8.125% due 01/21/2014		6,400	7,339

Indonesia Government International Bond
7.500% due 01/15/2016		1,500	1,740

Korea Development Bank
4.375% due 08/10/2015		2,500	2,595

Korea Finance Corp.
3.250% due 09/20/2016		1,200	1,164

Korea Housing Finance Corp.
4.125% due 12/15/2015		500	511

Mexico Government International Bond
6.000% due 06/18/2015	MXN	103,500	8,471
6.050% due 01/11/2040		$400	414

Province of Ontario Canada
1.375% due 01/27/2014		2,800	2,792
4.200% due 03/08/2018	CAD	100	107
4.200% due 06/02/2020		13,700	14,341
4.300% due 03/08/2017		600	650
4.400% due 06/02/2019		1,200	1,285
4.600% due 06/02/2039		1,000	1,041
5.500% due 06/02/2018		300	345

Province of Quebec Canada
4.500% due 12/01/2016		100	110

Russia Government International Bond
3.625% due 04/29/2015		$300	305

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Societe Financement de l'Economie Francaise
2.375% due 03/26/2012	$400	$404

Turkey Government International Bond
6.875% due 03/17/2036	5,000	5,318

Total Sovereign Issues (Cost $108,979)		111,817

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc. (b)	284	10

Total Common Stocks (Cost $12)		10

CONVERTIBLE PREFERRED SECURITIES 1.3%

BANKING & FINANCE 1.3%

American International Group, Inc.
8.500% due 08/01/2011	6,839	31

Bank of America Corp.
7.250% due 12/31/2049	9,000	9,099

Wells Fargo & Co.
7.500% due 12/31/2049	11,170	11,563

		20,693

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032	24,000	166

Total Convertible Preferred Securities (Cost $18,526)		20,859

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

DG Funding Trust
0.685% due 03/06/2032	85	646

Farm Credit Bank
10.000% due 03/06/2032	1,100	1,235

Total Preferred Securities (Cost $2,037)		1,881

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 23.2%

CERTIFICATES OF DEPOSIT 1.4%

Banco Do Brasil S.A.
0.000% due 02/15/2012	$9,500	9,571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Itau Unibanco S.A.
1.450% due 06/13/2011	$4,700	$4,689
1.670% due 02/06/2012	5,400	5,321
1.700% due 09/12/2011	4,600	4,572

		24,153

COMMERCIAL PAPER 0.5%

Comcast Corp.
0.480% due 04/25/2011	1,300	1,300

Vodafone Group PLC
0.880% due 01/19/2012	6,300	6,265

		7,565

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 04/01/2011	495	495

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $505. Repurchase proceeds are $495.)

SHORT-TERM NOTES 1.4%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	6,300	6,174

Pacific Gas & Electric Co.
0.883% due 10/11/2011	16,200	16,198

		22,372

U.S. TREASURY BILLS 2.1%
0.154% due 06/09/2011 - 09/15/2011 (c)(f)(h)	32,900	32,883

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 17.8%
	28,395,697	284,468

Total Short-Term Instruments (Cost $371,702)		371,936

PURCHASED OPTIONS (j) 0.0%
(Cost $144)		0

Total Investments 106.9% (Cost $1,685,123)		$1,712,564

Written Options (k) (0.5%) (Premiums $6,229)		(8,010)

Other Assets and Liabilities (Net) (6.4%)		(102,469)

Net Assets 100.0%		$1,602,085

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $5,221 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $27,825 at a weighted average interest rate of 0.052%. On March 31, 2011, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	141

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

(h)	Securities with an aggregate market value of $121,921 and cash of $4 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	1,639	$564
90-Day Eurodollar December Futures	Long	12/2012	414	(944)
90-Day Eurodollar June Futures	Long	06/2012	2,024	(437)
90-Day Eurodollar March Futures	Long	03/2012	2,107	219
90-Day Eurodollar September Futures	Long	09/2011	1,649	474
90-Day Eurodollar September Futures	Long	09/2012	362	(650)
E-mini S&P 500 Index June Futures	Short	06/2011	17,341	(15,086)
S&P 500 Index June Futures	Short	06/2011	1,355	(6,724)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	832	77
U.S. Treasury 10-Year Note June Futures	Short	06/2011	380	(158)

				$(22,665)

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%	$	500	$1	$(7)	$8
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%		1,000	0	(16)	16
Brazil Government International Bond	CSFB	1.000%	06/20/2015	0.966%		300	0	(8)	8
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%		1,500	2	(15)	17
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%		500	1	(7)	8
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		400	0	(11)	11
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		1,100	0	(11)	11
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%		16,300	(29)	(92)	63
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		1,700	3	(19)	22
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		13,000	(1)	(177)	176
Brazil Government International Bond	MSC	1.000%	06/20/2015	0.966%		500	1	(5)	6
Brazil Government International Bond	MSC	1.950%	08/20/2016	1.141%		500	21	0	21
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%		500	0	(5)	5
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		700	11	8	3
China Government International Bond	BNP	1.000%	03/20/2016	0.677%		300	5	4	1
China Government International Bond	BOA	1.000%	06/20/2015	0.578%		900	16	15	1
China Government International Bond	CITI	1.000%	06/20/2015	0.578%		200	3	3	0
China Government International Bond	RBS	1.000%	06/20/2015	0.578%		400	7	7	0
France Government Bond	BCLY	0.250%	03/20/2016	0.724%		800	(18)	(30)	12
France Government Bond	DUB	0.250%	03/20/2016	0.724%		400	(9)	(16)	7
France Government Bond	GSC	0.250%	12/20/2015	0.693%		300	(6)	(6)	0
France Government Bond	MSC	0.250%	03/20/2016	0.724%		500	(11)	(17)	6
France Government Bond	RBS	0.250%	12/20/2015	0.693%		700	(14)	(14)	0
France Government Bond	RBS	0.250%	03/20/2016	0.724%		500	(11)	(17)	6
France Government Bond	UBS	0.250%	03/20/2016	0.724%		400	(9)	(16)	7
General Electric Capital Corp.	BCLY	1.670%	03/20/2013	0.606%		800	17	0	17
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%		3,000	(9)	(59)	50
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%		3,900	555	139	416
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		300	0	4	(4)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		700	1	6	(5)
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%		300	(5)	(9)	4
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%		400	(7)	(12)	5
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	1.307%		1,700	(24)	(36)	12
MetLife, Inc.	BOA	1.000%	12/20/2015	1.432%		4,200	(79)	(203)	124
MetLife, Inc.	CITI	1.000%	12/20/2015	1.432%		2,300	(44)	(84)	40
MetLife, Inc.	GSC	1.000%	09/20/2015	1.370%		3,700	(57)	(238)	181
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%		5,800	(89)	(344)	255
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%		800	4	(18)	22
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%		300	1	(4)	5
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%		2,000	(65)	(86)	21
Mexico Government International Bond	CITI	1.000%	03/20/2015	0.890%		500	3	(11)	14
Mexico Government International Bond	CITI	1.000%	09/20/2015	0.956%		700	1	(11)	12
Morgan Stanley	BOA	1.000%	06/20/2011	0.290%		200	1	1	0
Morgan Stanley	JPM	1.000%	06/20/2011	0.290%		500	1	2	(1)
Prudential Financial, Inc.	BOA	1.000%	12/20/2015	1.290%		2,200	(27)	(64)	37
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		800	(16)	(31)	15
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	1.456%		14,700	(304)	(479)	175
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		300	(7)	(12)	5
Republic of Italy Government Bond	MSC	1.000%	03/20/2016	1.456%		14,600	(303)	(476)	173
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		300	(18)	(20)	2
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		200	(11)	(13)	2
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		300	7	6	1
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		2,400	54	55	(1)

142	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%	$	100	$2	$1	$1
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		1,400	31	6	25
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		200	4	1	3
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		5,000	113	10	103

							$(312)	$(2,440)	$2,128

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	$	14,300	$1,729	$1,825	$(96)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		3,600	435	434	1
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		6,100	737	718	19
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		700	85	80	5
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		2,600	315	300	15
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		3,300	434	437	(3)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		5,100	671	698	(27)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		5,400	711	730	(19)
CDX.EM-14 5-Year Index	CSFB	5.000%	12/20/2015		2,900	381	386	(5)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		1,600	210	190	20
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		800	105	104	1
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		200	26	26	0
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		1,200	158	156	2
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		400	53	56	(3)
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		400	56	54	2
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		10,000	347	38	309
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		289	3	0	3
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		579	6	0	6
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		1,254	14	0	14
CDX.IG-15 5-Year Index	MSC	1.000%	12/20/2015		7,600	57	(8)	65

						$6,533	$6,224	$309

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	1,000	$(10)	$(18)	$8
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		900	3	0	3
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		600	2	0	2
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		1,400	5	0	5
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		600	4	1	3
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		2,600	15	4	11
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		8,000	50	11	39
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		1,400	14	6	8
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		7,500	69	32	37
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		3,000	12	0	12
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		1,800	8	0	8
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		13,500	59	(6)	65
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		2,000	20	10	10
Pay	1-Year BRL-CDI	11.980%	01/02/2012	MLP		800	17	0	17
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		1,900	14	4	10
Pay	1-Year BRL-CDI	12.540%	01/02/2012	MLP		1,000	31	(7)	38
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		100	6	0	6
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		2,800	8	0	8
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		2,500	4	(2)	6
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		12,900	43	4	39
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		22,600	74	44	30
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		13,600	35	26	9

See Accompanying Notes	Annual Report	March 31, 2011	143

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY	BRL	5,000	$13	$0	$13
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		3,100	11	(4)	15
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		2,400	(2)	3	(5)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		2,700	(2)	3	(5)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		1,900	8	3	5
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		5,000	6	11	(5)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		900	5	2	3
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		7,500	55	30	25
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		38,600	283	(51)	334
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		900	8	3	5
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		11,900	79	49	30
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		5,100	40	19	21
Pay	1-Year BRL-CDI	12.800%	01/02/2013	BNP		8,000	85	12	73
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		2,400	(11)	0	(11)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		2,600	(1)	12	(13)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		900	2	0	2
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		1,900	7	0	7
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		1,000	5	3	2
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		8,000	71	8	63
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		6,100	57	9	48
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,600	18	13	5
Pay	1-Year BRL-CDI	12.700%	01/02/2014	RBC		5,700	43	0	43
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	200	0	1	(1)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		3,000	(3)	2	(5)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	5,000	76	100	(24)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		5,000	76	157	(81)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		2,200	33	1	32
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		900	13	25	(12)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		1,200	17	27	(10)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		8,200	116	215	(99)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		600	8	26	(18)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		3,000	42	104	(62)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		500	7	16	(9)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		3,000	42	85	(43)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		8,600	123	133	(10)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		600	8	27	(19)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		11,000	157	168	(11)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBC		21,000	298	510	(212)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		14,300	204	264	(60)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		600	8	22	(14)
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	6,400	0	0	0
Pay	28-Day MXN TIIE	7.330%	01/28/2015	HSBC		6,400	10	3	7

							$2,498	$2,120	$378

(j)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CME S&P 500 Index June Futures	$1,700.000	06/16/2011	3,000	$86	$0
Call - CME S&P 500 Index June Futures	1,725.000	06/16/2011	2,000	58	0

				$144	$0

(k)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	84	$39	$(46)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	135	63	(32)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	214	175	(162)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	385	165	(208)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	385	240	(75)
Put - CME S&P 500 Index April Futures	1,230.000	04/15/2011	47	159	(21)
Call - CME S&P 500 Index April Futures	1,330.000	04/15/2011	47	117	(126)

				$958	$(670)

144	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	27,100	$56	$(112)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		30,500	174	(413)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		35,500	134	(306)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		20,300	171	(296)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,400	16	(35)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		19,000	113	(277)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		10,000	62	(146)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		89,200	702	(1,303)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		7,700	69	(99)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		23,700	234	(303)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		17,600	192	(225)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,000	166	(249)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		10,800	117	(138)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		21,900	225	(280)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		14,700	144	(229)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		38,400	309	(492)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		11,700	289	(354)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		3,900	98	(118)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		2,200	31	(15)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		3,900	54	(26)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		1,900	26	(13)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		39,700	276	(4)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		3,400	9	(1)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		3,400	18	(21)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		2,000	28	(13)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		3,400	20	0
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		4,600	65	(31)

								$3,798	$(5,499)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011	$	1,000	$5	$(3)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		2,900	6	(7)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		2,900	12	(8)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		5,000	16	(9)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		5,000	16	(5)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011		1,400	6	(5)

							$61	$(37)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$	1,200	$5	$(1)

Straddle Options
Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	13,200	$70	$(111)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		12,200	62	(102)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		39,500	439	(698)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		32,600	354	(575)

						$925	$(1,486)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$13,900	$117	$(77)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	30,200	271	(173)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	3,700	48	(23)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	6,200	46	(44)

						$482	$(317)

See Accompanying Notes	Annual Report	March 31, 2011	145

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	384	$432,300	EUR	0	$3,574
Sales	3,249	834,400		29,800	9,548
Closing Buys	(2,239)	(483,200)		(29,800)	(5,954)
Expirations	(68)	(29,200)		0	(455)
Exercised	(29)	(118,500)		0	(484)

Balance at 03/31/2011	1,297	$635,800	EUR	0	$6,229

(l)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (6)
Fannie Mae	4.500%	04/01/2041	$3,000	$3,043	$(3,049)
Fannie Mae	5.500%	04/01/2041	3,000	3,203	(3,206)
U.S. Treasury Bonds	2.625%	11/15/2020	2,900	2,716	(2,735)
U.S. Treasury Bonds	3.625%	02/15/2021	4,200	4,286	(4,254)

				$13,248	$(13,244)

(6)	Market value includes $32 of interest payable on short sales.

(m)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,009	04/2011	RBS	$321	$0	$321
Buy	BRL	58,575	04/2011	BCLY	1,352	0	1,352
Sell		58,575	04/2011	CITI	0	(823)	(823)
Buy		58,575	06/2011	CITI	865	0	865
Buy		558	09/2011	BOA	31	0	31
Buy		372	09/2011	MSC	20	0	20
Sell	CAD	11,199	06/2011	BNP	0	(72)	(72)
Sell	CHF	437	05/2011	BNP	0	(11)	(11)
Buy		514	05/2011	BOA	9	0	9
Buy		277	05/2011	MSC	5	0	5
Buy	CNY	19,358	04/2011	BCLY	34	0	34
Sell		24,894	04/2011	CITI	0	(7)	(7)
Buy		17,729	04/2011	DUB	67	0	67
Buy		8,487	04/2011	HSBC	14	0	14
Sell		25,000	04/2011	HSBC	0	(7)	(7)
Buy		4,319	04/2011	MSC	8	0	8
Buy		133	11/2011	BCLY	0	0	0
Buy		798	11/2011	CITI	1	0	1
Buy		5,718	11/2011	JPM	9	0	9
Buy		24,894	02/2013	CITI	7	0	7
Buy		25,000	02/2013	HSBC	4	0	4
Buy	EUR	294	04/2011	CITI	6	0	6
Sell		25,612	04/2011	CITI	0	(1,704)	(1,704)
Sell		801	04/2011	DUB	0	(36)	(36)
Sell		1,776	04/2011	JPM	0	(110)	(110)
Sell		92	04/2011	MSC	0	(2)	(2)
Buy		1,988	04/2011	RBC	55	0	55
Sell		29,956	04/2011	UBS	0	(1,762)	(1,762)
Sell	GBP	5,845	06/2011	BOA	16	0	16
Buy	IDR	2,647,800	04/2011	BCLY	4	0	4
Buy		2,574,040	04/2011	CITI	16	0	16
Sell		18,756,140	04/2011	CITI	0	(2)	(2)
Buy		6,250,300	04/2011	JPM	18	0	18
Buy		7,284,000	04/2011	MSC	36	0	36
Buy		4,457,732	07/2011	BCLY	28	0	28
Buy		1,323,000	07/2011	BNP	11	0	11
Buy		12,386,300	07/2011	CITI	70	0	70
Buy		10,468,350	07/2011	HSBC	78	0	78
Buy		4,233,000	07/2011	JPM	21	0	21
Buy		1,228,500	07/2011	RBS	10	0	10
Buy		8,208,000	10/2011	DUB	38	0	38
Buy		17,327,075	10/2011	RBS	72	0	72
Buy		18,756,140	01/2012	CITI	6	0	6
Buy	INR	41,716	05/2011	BCLY	28	0	28
Buy		23,225	05/2011	BOA	19	0	19
Buy		57,616	05/2011	JPM	50	0	50

146	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	INR	46,160	05/2011	MSC	$32	$0	$32
Buy		171,359	08/2011	CITI	108	0	108
Sell	JPY	461,130	04/2011	CITI	206	0	206
Buy	KRW	327,600	05/2011	BCLY	6	0	6
Buy		455,320	05/2011	BOA	14	0	14
Buy		2,245,020	05/2011	CITI	46	0	46
Buy		419,412	05/2011	GSC	8	0	8
Buy		539,250	05/2011	HSBC	17	0	17
Buy		11,018,824	05/2011	JPM	439	0	439
Buy		3,707,035	05/2011	MSC	74	0	74
Buy		392,000	05/2011	RBS	10	0	10
Buy		348,450	05/2011	UBS	17	0	17
Buy		236,670	08/2011	CITI	4	0	4
Buy		214,187	08/2011	GSC	4	0	4
Buy		100,480	08/2011	MSC	2	0	2
Buy		125,000	08/2011	RBS	1	0	1
Buy	MXN	579	07/2011	CITI	1	0	1
Buy		2,675	07/2011	DUB	6	0	6
Buy		211,673	07/2011	HSBC	377	0	377
Buy	MYR	1,700	08/2011	BCLY	10	0	10
Buy		3,320	08/2011	CITI	18	0	18
Buy		932	08/2011	HSBC	4	0	4
Buy		500	08/2011	JPM	2	0	2
Buy	PHP	8,496	04/2011	BCLY	0	(4)	(4)
Buy		13,200	04/2011	BOA	4	0	4
Buy		21,719	04/2011	CITI	2	(1)	1
Sell		19,000	04/2011	HSBC	0	0	0
Buy		21,768	04/2011	JPM	3	(2)	1
Sell		25,228	04/2011	JPM	0	(2)	(2)
Sell		20,955	04/2011	MSC	0	0	0
Buy		97,942	06/2011	BCLY	58	0	58
Buy		5,000	06/2011	BOA	0	(1)	(1)
Buy		70,297	06/2011	CITI	8	(14)	(6)
Buy		20,411	06/2011	DUB	3	(1)	2
Buy		8,841	06/2011	HSBC	2	0	2
Buy		60,674	06/2011	JPM	24	(1)	23
Buy		30,087	11/2011	BCLY	15	0	15
Buy		88,504	11/2011	CITI	23	(2)	21
Buy		13,215	11/2011	DUB	4	0	4
Buy		17,568	11/2011	GSC	5	0	5
Buy		21,850	11/2011	JPM	5	(1)	4
Buy		19,000	03/2012	HSBC	0	0	0
Buy		25,228	03/2012	JPM	3	0	3
Buy		20,955	03/2012	MSC	1	0	1
Buy	RUB	14,485	04/2011	BCLY	8	0	8
Sell		14,485	04/2011	BCLY	1	0	1
Buy		2,897	04/2011	JPM	2	0	2
Sell		2,897	04/2011	JPM	0	0	0
Buy		14,485	07/2011	BCLY	0	(1)	(1)
Buy	SEK	635	05/2011	MSC	1	0	1
Buy	SGD	127	05/2011	CITI	1	0	1
Buy		3,239	06/2011	BOA	38	0	38
Buy		386	06/2011	CITI	6	0	6
Buy		1,727	06/2011	DUB	45	0	45
Buy		1,618	06/2011	GSC	33	0	33
Buy		1,491	06/2011	JPM	33	0	33
Buy		1,577	06/2011	RBS	53	0	53
Buy		400	09/2011	BCLY	5	0	5
Buy		1,000	09/2011	CITI	12	0	12
Buy		600	09/2011	DUB	6	0	6
Buy		1,440	09/2011	JPM	14	0	14
Buy		1,100	09/2011	RBS	12	0	12
Buy	TRY	7,970	07/2011	HSBC	46	0	46
Buy	TWD	3,809	04/2011	BOA	4	0	4
Sell		3,809	04/2011	BOA	0	0	0
Buy		13,187	04/2011	CITI	1	0	1
Sell		13,187	04/2011	CITI	0	(2)	(2)
Buy		5,470	04/2011	DUB	5	0	5
Sell		5,470	04/2011	DUB	0	(1)	(1)
Buy		3,908	04/2011	JPM	4	0	4
Sell		3,908	04/2011	JPM	0	(1)	(1)
Buy		13,187	01/2012	CITI	2	0	2
Buy	ZAR	2,788	04/2011	JPM	11	0	11
Buy		2,093	04/2011	MSC	8	0	8
Buy		41,792	07/2011	JPM	0	(34)	(34)

See Accompanying Notes	Annual Report	March 31, 2011	147

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	ZAR	2,281	09/2011	BCLY	$29	$0	$29
Buy		1,520	09/2011	MSC	19	0	19
Buy		760	09/2011	UBS	9	0	9

					$5,303	$(4,604)	$699

(n)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$2,331	$0	$2,331
Corporate Bonds & Notes
Banking & Finance	0	375,569	1,918	377,487
Industrials	0	193,353	2,475	195,828
Utilities	0	70,529	0	70,529
Convertible Bonds & Notes
Industrials	0	614	0	614
Municipal Bonds & Notes
California	0	22,153	0	22,153
Illinois	0	12,780	0	12,780
Iowa	0	68	0	68
Louisiana	0	23	0	23
Nevada	0	4,586	0	4,586
New Jersey	0	1,292	0	1,292
New York	0	22,470	0	22,470
Ohio	0	5,919	0	5,919
Texas	0	3,861	0	3,861
West Virginia	0	199	0	199
U.S. Government Agencies	0	242,394	0	242,394
U.S. Treasury Obligations	0	95,452	0	95,452
Mortgage-Backed Securities	0	102,106	10,112	112,218
Asset-Backed Securities	0	20,310	15,547	35,857
Sovereign Issues	0	111,817	0	111,817
Common Stocks
Financials	10	0	0	10
Convertible Preferred Securities
Banking & Finance	20,693	0	0	20,693
Industrials	0	166	0	166
Preferred Securities
Banking & Finance	0	1,235	646	1,881

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Certificates of Deposit	$0	$24,153	$0	$24,153
Commercial Paper	0	7,565	0	7,565
Repurchase Agreements	0	495	0	495
Short-Term Notes	0	22,372	0	22,372
U.S. Treasury Bills	0	32,883	0	32,883
PIMCO Short-Term Floating NAV Portfolio	284,468	0	0	284,468
Purchased Options
Equity Contracts	0	0	0	0
	$305,171	$1,376,695	$30,698	$1,712,564

Short Sales, at value	$0	$(13,244)	$0	$(13,244)

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	2,601	0	2,601
Foreign Exchange Contracts	0	5,303	0	5,303
Interest Rate Contracts	1,334	1,107	0	2,441
	$1,334	$9,011	$0	$10,345

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(201)	0	(201)
Equity Contracts	(21,810)	(147)	0	(21,957)
Foreign Exchange Contracts	0	(4,604)	0	(4,604)
Interest Rate Contracts	(2,190)	(6,751)	(1,803)	(10,744)
	$(24,000)	$(11,703)	$(1,803)	$(37,506)

Totals	$282,505	$1,360,759	$28,895	$1,672,159

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,938	$0	$(2)	$0	$(18)	$0	$0	$1,918	$(18)
Industrials	0	3,288	(784)	30	10	(69)	0	0	2,475	(69)
Mortgage-Backed Securities	0	10,117	0	0	0	(5)	0	0	10,112	(5)
Asset-Backed Securities	4,831	13,049	(2,470)	80	81	(24)	0	0	15,547	(29)
Preferred Securities
Banking & Finance	693	0	0	0	0	(47)	0	0	646	(47)

	$5,524	$28,392	$(3,254)	$108	$91	$(163)	$0	$0	$30,698	$(168)

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(5)	0	0	0	7	(2)	0	0	0	0
Interest Rate Contracts	(157)	0	(1,244)	0	0	(402)	0	0	(1,803)	(402)

	$(162)	$0	$(1,244)	$0	$7	$(404)	$0	$0	$(1,803)	$(402)

Totals	$5,362	$28,392	$(4,498)	$108	$98	$(567)	$0	$0	$28,895	$(570)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.

148	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(o)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$3,497	$0	$857	$4,354
Unrealized appreciation on foreign currency contracts	0	5,303	0	0	0	5,303
Unrealized appreciation on swap agreements	0	2,601	0	0	1,107	3,708

	$0	$7,904	$3,497	$0	$1,964	$13,365

Liabilities:
Written options outstanding	$0	$37	$147	$1	$7,825	$8,010
Unrealized depreciation on foreign currency contracts	0	4,604	0	0	0	4,604
Unrealized depreciation on swap agreements	0	164	0	0	729	893

	$0	$4,805	$147	$1	$8,554	$13,507

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$(449)	$0	$(78)	$(527)
Net realized gain (loss) on futures contracts, written options and swaps	0	7,873	(386,386)	179	28,122	(350,212)
Net realized gain on foreign currency transactions	0	0	0	2,695	0	2,695

	$0	$7,873	$(386,835)	$2,874	$28,044	$(348,044)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$(91)	$0	$(7)	$(98)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	1,580	(1,343)	(6)	(7,430)	(7,199)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	102	0	102

	$0	$1,580	$(1,434)	$96	$(7,437)	$(7,195)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(22,665) as reported in the Notes to Schedule of Investments.

See Accompanying Notes	Annual Report	March 31, 2011	149

Schedule of Investments PIMCO StocksPLUS® TR Short Strategy Fund (Cont.)

March 31, 2011

(p)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$3,654	$(3,490)	$164
BNP	141	(310)	(169)
BOA	(239)	280	41
CITI	(767)	819	52
CSFB	487	(590)	(103)
DUB	450	(530)	(80)
GSC	(792)	940	148
HSBC	1,705	(1,600)	105
JPM	281	0	281
MLP	139	(260)	(121)
MSC	(289)	(440)	(729)
RBC	677	(750)	(73)
RBS	(1,803)	1,623	(180)
SOG	113	0	113
UBS	(1,679)	1,560	(119)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

150	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommoditiesPLUSTM Short Strategy Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 26.0%

BANKING & FINANCE 26.0%

Citigroup, Inc.
5.500% due 04/11/2013	$100	$107

Dexia Credit Local
0.710% due 03/05/2013	150	149

FIH Erhvervsbank A/S
0.564% due 08/17/2012	150	151

JPMorgan Chase & Co.
1.103% due 01/24/2014	100	101

Metropolitan Life Global Funding I
1.434% due 09/17/2012	100	101

Morgan Stanley
2.812% due 05/14/2013	100	104

NIBC Bank NV
0.690% due 12/02/2014	150	150

SLM Corp.
3.246% due 12/15/2014	84	81
3.296% due 06/15/2015	22	20

Stadshypotek AB
0.857% due 09/30/2013	100	100

Stone Street Trust
5.902% due 12/15/2015	100	104

Wachovia Bank N.A.
0.690% due 11/03/2014	100	98

Total Corporate Bonds & Notes (Cost $1,246)		1,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 4.4%

Freddie Mac
0.855% due 12/15/2037	$118	$118

NCUA Guaranteed Notes
0.819% due 12/08/2020	97	98

Total U.S. Government Agencies (Cost $215)		216

MORTGAGE-BACKED SECURITIES 12.9%

Bear Stearns Adjustable Rate Mortgage Trust
3.086% due 01/25/2035	369	336

Mellon Residential Funding Corp.
0.995% due 09/15/2030	225	196

Wells Fargo Mortgage-Backed Securities Trust
5.000% due 06/25/2033	102	99

Total Mortgage-Backed Securities (Cost $646)		631

SHORT-TERM INSTRUMENTS 56.8%

COMMERCIAL PAPER 2.1%

BMW U.S. Capital LLC
0.470% due 04/26/2011	100	99

REPURCHASE AGREEMENTS 23.9%

Banc of America Securities LLC
0.140% due 04/01/2011	200	200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $205. Repurchase proceeds are $200.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	$600	$600
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $612. Repurchase proceeds are $600.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	366	366
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $375. Repurchase proceeds are $366.)

		1,166

U.S. TREASURY BILLS 6.1%
0.156% due 08/18/2011 - 09/08/2011 (a)	300	300

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 24.7%
	120,058	1,203

Total Short-Term Instruments (Cost $2,769)		2,768

Total Investments 100.1% (Cost $4,876)		$4,881

Written Options (e) (0.2%) (Premiums $5)		(7)

Other Assets and Liabilities (Net) 0.1%		1

Net Assets 100.0%		$4,875

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Fund.
(c)	Cash of $7 has been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)
90-Day Eurodollar June Futures	Long	06/2012	1	$0
90-Day Eurodollar March Futures	Long	03/2012	3	(1)
90-Day Eurodollar September Futures	Long	09/2011	1	0

				$(1)

(d)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
France Government Bond	BCLY	0.250%	12/20/2015	0.693%	$	100	$(2)	$(2)	$0
France Government Bond	BOA	0.250%	12/20/2015	0.693%		100	(2)	(3)	1

							$(4)	$(5)	$1

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-16 5-Year Index	GSC	1.000%	06/20/2016	$	200	$1	$1	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	Annual Report	March 31, 2011	151

Consolidated Schedule of Investments PIMCO CommoditiesPLUSTM Short Strategy Fund (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	MSC	$	200	$1	$1	$0

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized (Depreciation)
Pay	DJUBSTR Index	11,531	3-Month USD-LIBOR plus a specified spread	$	3,860	04/27/2011	GSC	$(86)
Pay	DJUBSTR Index	3,107	3-Month USD-LIBOR plus a specified spread		1,040	04/27/2011	MSC	(23)

								$(109)

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance(6)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn July Futures	$0.158	06/24/2011	DUB	$	10	$0	$0	$0
Pay	London Gold Market Fixing Ltd. PM	0.041	09/29/2011	JPM		50	0	0	0

							$ 0	$ 0	$0

(6)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(e)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CME 90-Day Eurodollar September Futures	$99.375	09/19/2011	2	$1	$(1)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	2	1	0

				$2	$(1)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	400	$3	$(6)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 08/17/2010	0	$0	$0
Sales	6	600	11
Closing Buys	(2)	(200)	(6)
Expirations	0	0	0
Exercised	0	0	0

Balance at 03/31/2011	4	$400	$5

152	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,266	$0	$1,266
U.S. Government Agencies	0	118	98	216
Mortgage-Backed Securities	0	631	0	631
Short-Term Instruments
Commercial Paper	0	99	0	99
Repurchase Agreements	0	1,166	0	1,166
U.S. Treasury Bills	0	300	0	300
PIMCO Short-Term Floating NAV Portfolio	1,203	0	0	1,203
	$1,203	$3,580	$98	$4,881

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Commodity Contracts	$0	$0	$0	$0
Credit Contracts	0	1	0	1
Interest Rate Contracts	0	0	0	0
	$0	$1	$0	$1

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	(109)	0	(109)
Credit Contracts	0	0	0	0
Interest Rate Contracts	(1)	(7)	0	(8)
	$(1)	$(116)	$0	$(117)

Totals	$1,202	$3,465	$98	$4,765

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 08/17/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
U.S. Government Agencies	$0	$100	$(3)	$0	$0	$1	$0	$0	$98	$1

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(g)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$1	$1
Unrealized appreciation on swap agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$1	$2

Liabilities:
Written options outstanding	$0	$0	$0	$0	$7	$7
Unrealized depreciation on swap agreements	109	0	0	0	0	109

	$109	$0	$0	$0	$7	$116

See Accompanying Notes	Annual Report	March 31, 2011	153

Consolidated Schedule of Investments PIMCO CommoditiesPLUSTM Short Strategy Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(3)	$0	$0	$0	$0	$(3)
Net realized gain (loss) on futures contracts, written options and swaps	(1,499)	4	0	0	1	(1,494)

	$(1,502)	$4	$0	$0	$1	$(1,497)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$(109)	$1	$0	$0	$(3)	$(111)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1) as reported in the Notes to Schedule of Investments.

(h)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(2)	$0	$(2)
BOA	(2)	0	(2)
DUB	0	0	0
GSC	(85)	0	(85)
JPM	0	0	0
MSC	(22)	0	(22)
RBS	(6)	0	(6)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

154	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		$1,000	$998

Total Bank Loan Obligations (Cost $1,000)			998

CORPORATE BONDS & NOTES 19.8%

BANKING & FINANCE 18.0%

American Express Bank FSB
5.500% due 04/16/2013		500	536

American Express Centurion Bank
5.550% due 10/17/2012		3,000	3,179

American Express Co.
7.250% due 05/20/2014		3,300	3,753

American International Group, Inc.
3.650% due 01/15/2014		1,000	1,018
3.750% due 11/30/2013		9,500	9,690

ANZ National International Ltd.
6.200% due 07/19/2013		3,000	3,272

Banco do Brasil S.A.
3.007% due 07/02/2014		4,000	4,038
4.500% due 01/22/2015		900	942

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		2,000	2,027

Banco Santander Brasil S.A.
2.409% due 03/18/2014		9,900	9,935

Bank of America Corp.
0.810% due 09/11/2012		650	649

BBVA Bancomer S.A.
4.500% due 03/10/2016		11,700	11,768

BNP Paribas
0.509% due 12/09/2016		3,200	3,153

Cie de Financement Foncier
1.625% due 07/23/2012		7,800	7,816
2.125% due 04/22/2013		9,600	9,678

Citigroup, Inc.
0.580% due 06/09/2016		2,000	1,885
1.753% due 01/13/2014		6,000	6,100
6.000% due 12/13/2013		2,760	3,001
7.375% due 06/16/2014	EUR	1,100	1,712

Commonwealth Bank of Australia
1.039% due 03/17/2014		$11,900	11,893

Countrywide Financial Corp.
5.800% due 06/07/2012		1,000	1,052

Credit Agricole S.A.
1.753% due 01/21/2014		10,800	10,972

Credit Suisse
1.263% due 01/14/2014		20,300	20,567

Credit Suisse USA, Inc.
5.125% due 01/15/2014		3,100	3,359

DanFin Funding Ltd.
1.003% due 07/16/2013		7,000	6,997

Dexia Credit Local
0.710% due 03/05/2013		4,000	3,975

Dexia Credit Local S.A.
2.750% due 04/29/2014		1,000	994

FIH Erhvervsbank A/S
0.564% due 08/17/2012		3,800	3,820
1.750% due 12/06/2012		10,660	10,796
2.000% due 06/12/2013		5,410	5,499

Goldman Sachs Group, Inc.
1.310% due 02/07/2014		5,000	5,041
1.439% due 05/18/2015	EUR	4,000	5,336
4.750% due 07/15/2013		$5,000	5,298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Finance Corp.
0.553% due 01/15/2014		$18,000	$17,748

International Lease Finance Corp.
6.500% due 09/01/2014		4,000	4,290

JPMorgan Chase & Co.
1.103% due 01/24/2014		20,500	20,630

LeasePlan Corp. NV
3.000% due 05/07/2012		8,700	8,914

Lloyds TSB Bank PLC
2.653% due 01/24/2014		5,700	5,848

Macquarie Bank Ltd.
2.600% due 01/20/2012		15,300	15,561

Merrill Lynch & Co., Inc.
1.466% due 07/22/2014	EUR	10,000	13,777
5.450% due 02/05/2013		$3,000	3,180
6.050% due 08/15/2012		4,600	4,888

Morgan Stanley
1.422% due 03/01/2013	EUR	2,300	3,218
1.903% due 01/24/2014		$15,800	16,126
2.812% due 05/14/2013		3,400	3,522

National Australia Bank Ltd.
0.538% due 06/29/2016		1,200	1,197

Nationwide Building Society
2.500% due 08/17/2012		1,300	1,330
5.500% due 07/18/2012		10,000	10,492

New York Life Global Funding
1.290% due 12/20/2013	EUR	800	1,109

NIBC Bank NV
0.690% due 12/02/2014		$7,050	7,055

Nordea Bank AB
1.203% due 01/14/2014		9,900	10,003

Pacific Life Global Funding
5.150% due 04/15/2013		500	530

Regions Financial Corp.
0.478% due 06/26/2012		5,400	5,215

Royal Bank of Scotland Group PLC
2.625% due 05/11/2012		16,000	16,352
5.250% due 05/15/2013	EUR	1,500	2,186

Royal Bank Of Scotland NV
1.010% due 03/09/2015		$2,000	1,758

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
9.000% due 06/11/2014		400	462

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		3,100	3,072

SLM Corp.
0.533% due 10/25/2011		650	643
1.343% due 11/15/2011	EUR	950	1,322
5.050% due 11/14/2014		$9,700	9,789
6.250% due 01/25/2016		2,000	2,087

Stadshypotek AB
0.857% due 09/30/2013		4,400	4,398

State Bank of India
4.500% due 07/27/2015		2,000	2,040

Swedbank AB
2.800% due 02/10/2012		11,000	11,204

U.S. Bank N.A.
4.375% due 02/28/2017	EUR	2,000	2,826

Wachovia Bank N.A.
0.690% due 11/03/2014		$2,600	2,537

Waha Aerospace BV
3.925% due 07/28/2020		1,900	1,904

			396,964

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.0%

America Movil S.A.B. de C.V.
3.625% due 03/30/2015	$500	$516

Anglo American Capital PLC
9.375% due 04/08/2014	1,165	1,393

Boston Scientific Corp.
5.450% due 06/15/2014	2,620	2,796

Celulosa Arauco y Constitucion S.A.
5.625% due 04/20/2015	500	535

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	494	513
7.111% due 03/18/2013	1,000	1,030

Devon Financing Corp. ULC
6.875% due 09/30/2011	1,000	1,031

Dow Chemical Co.
7.600% due 05/15/2014	2,000	2,311

Florida Gas Transmission Co. LLC
4.000% due 07/15/2015	300	306

GTL Trade Finance, Inc.
7.250% due 10/20/2017	500	565

Hutchison Whampoa International Ltd.
4.625% due 09/11/2015	600	636

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	400	414

JC Penney Corp., Inc.
9.000% due 08/01/2012	1,500	1,642

Noble Group Ltd.
4.875% due 08/05/2015	1,500	1,556
6.625% due 03/17/2015	700	721

Petroleos Mexicanos
4.875% due 03/15/2015	400	428

Rohm and Haas Co.
5.600% due 03/15/2013	1,030	1,107

Teva Pharmaceutical Finance III LLC
0.709% due 12/19/2011	1,000	1,003

Time Warner Cable, Inc.
5.400% due 07/02/2012	2,800	2,944

UnitedHealth Group, Inc.
4.875% due 04/01/2013	1,000	1,064

		22,511

UTILITIES 0.8%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	200	214

BP Capital Markets PLC
0.450% due 04/11/2011	100	100
2.750% due 02/27/2012	400	407
3.625% due 05/08/2014	1,900	1,973
5.250% due 11/07/2013	5,800	6,272

Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015	200	234

Columbus Southern Power Co.
0.709% due 03/16/2012	500	501

Crown Castle Towers LLC
4.174% due 08/15/2037	1,000	994

Duke Energy Carolinas LLC
5.625% due 11/30/2012	500	536
6.250% due 01/15/2012	540	564

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	400	482

Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	2,100	2,298

See Accompanying Notes	Annual Report	March 31, 2011	155

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ras Laffan Liquefied Natural Gas Co. Ltd.
8.294% due 03/15/2014	$240	$260

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	500	539

TNK-BP Finance S.A.
6.250% due 02/02/2015	400	431
7.500% due 03/13/2013	500	549

		16,354

Total Corporate Bonds & Notes (Cost $429,314)		435,829

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Medtronic, Inc.
1.500% due 04/15/2011	2,700	2,707

Total Convertible Bonds & Notes (Cost $2,700)		2,707

U.S. GOVERNMENT AGENCIES 3.7%

Fannie Mae
0.238% due 07/26/2012 (f)	42,000	42,024
0.930% due 02/25/2041	4,240	4,264
3.800% due 03/01/2016	14,500	14,688

Freddie Mac
0.855% due 12/15/2037	11,777	11,835

NCUA Guaranteed Notes
0.819% due 12/08/2020	2,040	2,051

Overseas Private Investment Corp.
0.000% due 07/12/2016	400	484
5.660% due 06/10/2018	500	659

Small Business Administration
4.504% due 02/10/2014	59	61
4.840% due 05/01/2025	895	947
5.160% due 02/01/2028	305	322
5.310% due 05/01/2027	911	974
5.490% due 03/01/2028	291	311
5.510% due 11/01/2027	303	327
5.820% due 06/01/2026	960	1,044
6.020% due 08/01/2028	150	166
6.770% due 11/01/2028	903	1,006
8.500% due 01/01/2015	165	172

Total U.S.Government Agencies (Cost $81,264)		81,335

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
0.500% due 11/30/2012 (f)	10,400	10,374

Total U.S. Treasury Obligations (Cost $10,382)		10,374

MORTGAGE-BACKED SECURITIES 8.2%

Adjustable Rate Mortgage Trust
4.854% due 07/25/2035	1,723	1,590

Arkle Master Issuer PLC
0.404% due 02/17/2052	2,000	1,990

Banc of America Commercial Mortgage, Inc.
0.428% due 06/10/2049	206	198
5.658% due 06/10/2049	206	214

Banc of America Funding Corp.
5.515% due 05/20/2036	2,700	2,173

Banc of America Large Loan, Inc.
0.765% due 08/15/2029	2,347	2,254

Bear Stearns Adjustable Rate Mortgage Trust
2.496% due 04/25/2034	1,736	1,654
3.086% due 01/25/2035	1,842	1,681

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	316	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chase Mortgage Finance Corp.
2.905% due 02/25/2037		$1,090	$1,006
5.500% due 12/25/2022		2,278	2,301

Citigroup Mortgage Loan Trust, Inc.
2.670% due 12/25/2035		5,055	4,925
4.900% due 12/25/2035		1,493	1,454
5.349% due 08/25/2035		4,587	4,548

Commercial Mortgage Pass-Through Certificates
0.345% due 06/15/2022		1,420	1,381
0.355% due 12/15/2020		818	800

Countrywide Home Loan Mortgage Pass-Through Trust
2.991% due 11/20/2034		2,175	1,867

Credit Suisse First Boston Mortgage Securities Corp.
2.498% due 04/25/2034		249	251

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022		5,635	5,413
0.425% due 10/15/2021		11,063	10,667
5.525% due 06/15/2039		939	961

DECO Series
0.975% due 10/27/2014	GBP	3,500	5,467

Deutsche Mortgage Securities, Inc.
5.217% due 06/26/2035		$5,000	4,856

European Loan Conduit
1.243% due 05/15/2019	EUR	2,573	3,350

First Horizon Alternative Mortgage Securities
2.374% due 04/25/2035		$1,689	1,461

Granite Master Issuer PLC
1.087% due 12/20/2054	EUR	2,457	3,297
1.167% due 12/20/2054		5,417	7,261

Granite Mortgages PLC
1.310% due 09/20/2044		534	724

Greenwich Capital Commercial Funding Corp.
5.597% due 12/10/2049		$2,000	2,090

GS Mortgage Securities Corp. II
1.535% due 03/06/2020		8,000	8,005
2.146% due 03/06/2020		2,700	2,701
3.849% due 12/10/2043		5,664	5,741

GSR Mortgage Loan Trust
2.815% due 09/25/2035		9,969	9,901

Harborview Mortgage Loan Trust
0.564% due 11/19/2035		2,516	1,756
0.594% due 06/20/2035		1,737	1,463

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	7,100	10,061

JPMorgan Mortgage Trust
5.387% due 07/25/2035		$2,111	2,118

MASTR Adjustable Rate Mortgages Trust
2.899% due 11/21/2034		1,500	1,470

Mellon Residential Funding Corp.
0.995% due 09/15/2030		751	651

Merrill Lynch Floating Trust
0.797% due 07/09/2021		4,899	4,661

Merrill Lynch Mortgage Investors, Inc.
2.753% due 06/25/2035		2,206	1,968

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035		264	243
2.238% due 12/25/2034		270	263
4.250% due 10/25/2035		303	259

Morgan Stanley Capital I
0.472% due 05/24/2043		1,752	1,717
5.610% due 04/15/2049		2,047	2,072

Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		3,418	3,362

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Re-REMIC Trust
5.808% due 08/15/2045		$1,000	$1,080

Permanent Master Issuer PLC
0.383% due 10/15/2033		7,400	7,339
0.413% due 07/15/2033		2,000	1,965

RBSSP Resecuritization Trust
2.703% due 07/26/2045		6,125	6,032

Structured Adjustable Rate Mortgage Loan Trust
2.574% due 06/25/2034		4,252	4,032

Thornburg Mortgage Securities Trust
6.171% due 09/25/2037		2,941	2,962

Vornado DP LLC
2.970% due 09/13/2028		1,918	1,866

Wachovia Bank Commercial Mortgage Trust
5.275% due 11/15/2048		2,110	2,150

WaMu Mortgage Pass-Through Certificates
1.382% due 01/25/2046		2,586	2,114
2.725% due 10/25/2035		10,600	9,122

Wells Fargo Mortgage-Backed Securities Trust
2.878% due 03/25/2035		1,561	1,528
4.975% due 12/25/2034		220	216
5.000% due 06/25/2033		511	497
5.000% due 03/25/2036		220	212
5.500% due 12/25/2035		1,203	1,218
5.629% due 04/25/2036		4,400	4,189

Total Mortgage-Backed Securities (Cost $179,233)			180,979

ASSET-BACKED SECURITIES 5.7%

AMMC CDO
0.536% due 05/03/2018		1,500	1,406

Armstrong Loan Funding Ltd.
1.304% due 08/01/2016		2,837	2,769

BA Credit Card Trust
0.275% due 03/15/2014		500	499
0.285% due 11/15/2013		560	560

Babson CLO Ltd.
0.633% due 11/15/2016		1,233	1,196

Ballyrock CDO Ltd.
0.842% due 11/20/2015		1,444	1,413

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020		498	467

Citibank Omni Master Trust
2.355% due 05/16/2016		25,460	25,852
3.005% due 08/15/2018		21,300	22,577

Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		55	59

Duane Street CLO
0.562% due 11/08/2017		873	835

EFS Volunteer LLC
1.160% due 10/26/2026		1,827	1,822

Foxe Basin CLO Ltd.
1.210% due 12/15/2015		1,454	1,446

Galaxy CLO Ltd.
0.583% due 04/17/2017		2,860	2,753

Gallatin Funding Ltd.
0.563% due 08/15/2017		2,980	2,867

Gulf Stream Compass CLO Ltd.
0.663% due 07/15/2016		360	340

Harbourmaster CLO Ltd.
1.433% due 06/15/2020	EUR	3,466	4,576

Harvest CLO S.A.
2.003% due 03/29/2017		302	395

156	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Home Equity Loan Trust
5.910% due 03/20/2036		$218	$218

Massachusetts Educational Financing Authority
1.253% due 04/25/2038		5,563	5,537

MBNA Credit Card Master Note Trust
5.600% due 07/17/2014	EUR	1,800	2,605

Navigare Funding CLO Ltd.
0.572% due 05/20/2019		$2,500	2,318

Navigator CDO Ltd.
5.601% due 11/15/2015		2,000	2,059

Nelnet Student Loan Trust
1.083% due 07/27/2048		4,727	4,727

Park Place Securities, Inc.
0.900% due 10/25/2034		200	157

PF Export Receivables Master Trust
6.436% due 06/01/2015		171	182

Sagamore CLO Ltd.
0.843% due 10/15/2015		3,081	2,995

SLC Student Loan Trust
0.310% due 03/15/2018		76	76

SLM Student Loan Trust
0.303% due 07/25/2017		819	813
0.413% due 04/25/2017		960	959
0.803% due 10/25/2017		1,000	1,001
1.803% due 04/25/2023		246	254
2.175% due 08/15/2016		1,046	1,046
3.500% due 08/17/2043		4,720	4,701
4.500% due 11/16/2043		9,593	9,325
6.255% due 07/15/2042		10,620	10,264

Structured Asset Investment Loan Trust
0.300% due 07/25/2036		2	2

Veer Loan Opportunities Fund Ltd.
1.703% due 07/19/2017		1,040	1,026

Venture CDO Ltd.
0.533% due 01/20/2022		3,400	3,143

Wind River CLO Ltd.
0.639% due 12/19/2016		892	867

Total Asset-Backed Securities (Cost $126,028)			126,107

SOVEREIGN ISSUES 1.1%

Export-Import Bank of Korea
5.875% due 01/14/2015		1,500	1,644
8.125% due 01/21/2014		500	573

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	13,700	19,366

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (b)		704	1,018

Korea Development Bank
4.375% due 08/10/2015		400	415
8.000% due 01/23/2014		500	571

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Korea Housing Finance Corp.
4.125% due 12/15/2015	$1,500	$1,533

Total Sovereign Issues (Cost $25,017)		25,120

SHORT-TERM INSTRUMENTS 57.5%

CERTIFICATES OF DEPOSIT 1.6%

Banco Bradesco S.A.
1.955% due 01/24/2013	5,000	5,034

Banco Do Brasil S.A.
1.744% due 03/23/2012	9,800	9,635

Industrial & Commercial Bank of China Ltd.
0.750% due 08/15/2011	9,400	9,413

Itau Unibanco S.A.
1.200% due 04/20/2011	10,000	9,994

		34,076

COMMERCIAL PAPER 1.0%

BMW U.S. Capital LLC
0.470% due 04/26/2011	10,000	9,997

Comcast Corp.
0.480% due 04/25/2011	5,800	5,798

Vodafone Group PLC
0.880% due 01/19/2012	5,600	5,569

		21,364

REPURCHASE AGREEMENTS 11.2%

Banc of America Securities LLC
0.140% due 04/01/2011	36,300	36,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.375% - 2.250% due 10/31/2012 - 03/31/2016 valued at $37,005. Repurchase proceeds are $36,300.)

Barclays Capital, Inc.
0.130% due 04/01/2011	39,400	39,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 8.750% due 08/15/2020 valued at $40,166. Repurchase proceeds are $39,400.)
0.140% due 04/15/2011	30,900	30,900
(Dated 03/10/2011. Collateralized by Fannie Mae 0.290% due 11/23/2012 valued at $31,572. Repurchase proceeds are $30,900.)

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	5,700	5,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $5,815. Repurchase proceeds are $5,700.)
0.140% due 04/01/2011	8,500	8,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% due 05/15/2013 valued at $8,691. Repurchase proceeds are $8,500.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Goldman Sachs & Co.
0.160% due 04/01/2011	$20,000	$20,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $20,594. Repurchase proceeds are $20,000.)

J.P. Morgan Securities, Inc.
0.140% due 04/01/2011	100,000	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 4.750% due 05/15/2014 valued at $101,914. Repurchase proceeds are $100,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	6,632	6,632
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,770. Repurchase proceeds are $6,632.)

		247,432

SHORT-TERM NOTES 0.3%

Banco Santander Brasil S.A.
2.596% due 12/29/2011	5,300	5,194

Pacific Gas & Electric Co.
0.883% due 10/11/2011	300	300

WM Wrigley Jr. Co.
1.684% due 06/28/2011	2,000	2,001

		7,495

U.S. TREASURY BILLS 18.5%
0.156% due 06/16/2011 - 09/08/2011 (a)(d)(f)	406,207	406,024

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 24.9%
	54,814,692	549,134

Total Short-Term Instruments (Cost $1,265,384)		1,265,525

PURCHASED OPTIONS (h) 0.0%
(Cost $1,015)		46

Total Investments 96.7% (Cost $2,121,337)		$2,129,020

Written Options (i) (0.1%) (Premiums $2,243)		(1,382)

Other Assets and Liabilities (Net) 3.4%		74,092

Net Assets 100.0%		$2,201,730

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Securities with an aggregate market value of $3,362 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $29,830 at a weighted average interest rate of 0.026%. On March 31, 2011, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	157

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund (Cont.)

(f)	Securities with an aggregate market value of $16,797 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	88	$(12)
90-Day Eurodollar June Futures	Long	06/2012	44	(24)
90-Day Eurodollar March Futures	Long	03/2012	130	(32)
90-Day Eurodollar September Futures	Long	09/2011	74	2
Corn December Futures	Short	12/2011	358	(408)
Cotton No.2 December Futures	Short	12/2011	41	(153)
Cotton No.2 March Futures	Long	03/2012	41	157
Euro-Mill Wheat November Futures	Long	11/2011	3,372	606
Euro-Mill Wheat November Futures	Long	11/2012	498	98
Lead May Futures	Short	05/2011	66	(34)
Nickel May Futures	Long	05/2011	71	(276)
Soybean January Futures	Short	01/2012	671	(1,719)
Soybean March Futures	Long	03/2012	1,047	2,232
Soybean May Futures	Long	05/2011	32	(7)
Soybean November Futures	Short	11/2011	233	2
Wheat December Futures	Short	12/2011	1,235	1,936
Wheat December Futures	Short	12/2012	183	(349)
Wheat July Futures	Short	07/2012	143	(30)
Wheat May Futures	Short	05/2011	48	157
Wheat September Futures	Long	09/2012	88	35
WTI Crude Oil May Futures	Long	04/2011	29	127
Zinc May Futures	Short	05/2011	115	114

				$2,422

(g)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
JC Penney Corp., Inc.	BCLY	(1.000%	)	09/20/2012	0.736%	$	1,800	$(8)	$5	$(13)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.173%		2,000	11	(4)	15

								$3	$1	$2

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
France Government Bond	BOA	0.250%	12/20/2015	0.693%	$	4,700	$(94)	$(125)	$31
France Government Bond	CITI	0.250%	12/20/2015	0.693%		500	(10)	(14)	4
France Government Bond	JPM	0.250%	12/20/2015	0.693%		4,200	(83)	(84)	1
France Government Bond	RBS	0.250%	12/20/2015	0.693%		1,000	(20)	(19)	(1)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		200	0	4	(4)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		2,100	7	45	(38)
Japan Government International Bond	HSBC	1.000%	06/20/2016	0.999%		6,300	2	0	2
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%		400	1	9	(8)
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		1,500	5	(19)	24
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%		1,000	(11)	(31)	20
Republic of Italy Government Bond	DUB	1.000%	12/20/2015	1.425%		400	(8)	(14)	6
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		3,300	74	77	(3)

							$(137)	$(171)	$34

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

158	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC	BRL	19,500	$(34)	$(11)	$(23)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		8,000	74	61	13
Pay	1-Year BRL-CDI	11.620%	01/02/2012	HSBC		65,000	329	252	77
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HSBC		160,000	167	(8)	175
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		278,500	914	845	69
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	CITI	$	100	1	1	0
Receive	3-Month USD-LIBOR	2.500%	06/15/2016	MSC		42,700	243	267	(24)

							$1,694	$1,407	$287

Total Return Swaps on Commodities
Pay/ Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	Bloomberg NYMEX Heating Oil NYMEX WTI Cushing Crude Oil First Month Spread	$9.450	12/31/2013	MSC	156	$0	$0	$0
Pay	CBOT Soybean July Futures	(1,295.250)	06/24/2011	DUB	2,000	(2,513)	0	(2,513)
Pay	CBOT Soybean July Futures	(1,436.000)	06/24/2011	DUB	1,500	225	0	225
Receive	CBOT Soybean Meal July Futures	340.000	06/24/2011	DUB	44	1,543	0	1,543
Receive	CBOT Soybean Meal July Futures	390.000	06/24/2011	DUB	33	(491)	0	(491)
Receive	CBOT Soybean Oil July Futures	55.500	06/24/2011	DUB	21,600	837	0	837
Receive	CBOT Soybean Oil July Futures	58.000	06/24/2011	DUB	16,200	223	0	223
Pay	CBOT Wheat December Futures	(860.000)	10/19/2012	DUB	550	(152)	0	(152)
Pay	CBOT Wheat December Futures	(880.000)	10/19/2012	DUB	365	(29)	0	(29)
Pay	CBOT Wheat December Futures	(898.000)	10/19/2012	DUB	185	18	0	18
Receive	ICE Brent Crude December Futures	100.900	11/14/2011	MSC	400	5,809	0	5,809
Receive	ICE Brent Crude December Futures	113.200	11/14/2011	MSC	500	1,131	0	1,131
Receive	ICE Brent Crude December Futures	114.700	11/14/2011	MSC	280	215	0	215
Pay	ICE Brent Crude December Futures	(100.460)	11/14/2012	MSC	400	(4,190)	0	(4,190)
Pay	ICE Brent Crude December Futures	(109.700)	11/14/2012	MSC	500	(676)	0	(676)
Pay	ICE Brent Crude December Futures	(110.590)	11/14/2012	MSC	280	(133)	0	(133)
Pay	ICE Gas Oil December Futures	(19.450)	12/31/2013	MSC	156	0	0	0
Receive	LME Lead August Futures	2,218.500	08/15/2011	JPM	1	587	0	587
Receive	LME Lead December Futures	2,304.000	12/19/2011	JPM	1	439	0	439
Receive	LME Lead December Futures	2,320.000	12/19/2011	JPM	2	839	0	839
Receive	LME Lead January Futures	2,225.000	01/16/2012	CSFB	3	1,428	0	1,428
Receive	LME Lead January Futures	2,246.000	01/16/2012	CITI	5	2,027	153	1,874
Receive	LME Lead January Futures	2,390.000	01/16/2012	JPM	0	40	0	40
Pay	NYMEX WTI Crude December Futures	(98.000)	11/17/2011	MSC	400	(4,118)	0	(4,118)
Pay	NYMEX WTI Crude December Futures	(104.600)	11/17/2011	MSC	500	(1,859)	0	(1,859)
Pay	NYMEX WTI Crude December Futures	(106.500)	11/17/2011	MSC	280	(511)	0	(511)
Receive	NYMEX WTI Crude December Futures	98.600	11/15/2012	MSC	400	2,567	0	2,567
Receive	NYMEX WTI Crude December Futures	102.600	11/15/2012	MSC	500	1,234	0	1,234
Receive	NYMEX WTI Crude December Futures	103.800	11/15/2012	MSC	280	360	0	360
Receive	NYSE Liffe Euro-Mill Wheat November Futures	209.000	10/19/2012	DUB	15	(241)	0	(241)
Receive	NYSE Liffe Euro-Mill Wheat November Futures	213.000	10/19/2012	DUB	10	(217)	0	(217)
Receive	NYSE Liffe Euro-Mill Wheat November Futures	219.000	10/19/2012	DUB	8	(225)	0	(225)
Receive	NYSE Liffe Euro-Mill Wheat November Futures	222.000	10/19/2012	DUB	5	(171)	0	(171)

						$3,996	$153	$3,843

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (5)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	CSIXTR Index	19,793	3-Month USD-LIBOR plus a specified spread	$	130,710	04/27/2011	BCLY	$2,091
Pay (6)	SPGCILP Index	47,168	0.000%		13,674	04/27/2011	CITI	(17)
Receive	CSIXTR Index	122,591	3-Month USD-LIBOR plus a specified spread		809,580	04/27/2011	CSFB	12,953
Pay (6)	DJUBSHG Index	130,673	0.000%		61,047	04/27/2011	CSFB	548
Receive (6)	SPGCICP Index	71,488	0.000%		61,043	04/27/2011	CSFB	(986)
Pay (6)	SPGCILP Index	31,602	0.000%		9,162	04/27/2011	CSFB	(12)
Receive	DJUBSYTR Index	24,069	3-Month USD-LIBOR plus a specified spread		10,039	04/27/2011	DUB	359
Pay	DJUBWHTR Index	175,568	3-Month USD-LIBOR plus a specified spread		7,933	04/27/2011	DUB	(280)
Receive	CSIXTR Index	88,337	3-Month USD-LIBOR plus a specified spread		583,750	04/27/2011	GSC	8,993
Receive	CSIXTR Index	96,511	3-Month USD-LIBOR plus a specified spread		637,350	04/27/2011	JPM	10,196
Receive	DJUBSF1T Index	908,842	3-Month USD-LIBOR plus a specified spread		550,270	04/27/2011	JPM	9,816
Receive	DJUBSF3T Index	318,842	3-Month USD-LIBOR plus a specified spread		225,810	04/27/2011	JPM	4,078
Pay (6)	DJUBSLH Index	467,981	0.000%		5,333	04/27/2011	JPM	(21)
Receive (6)	DJUBSLH3 Index	27,689	0.000%		5,427	04/27/2011	JPM	18
Pay	DJUBSTR Index	2,298,730	3-Month USD-LIBOR plus a specified spread		769,500	04/27/2011	JPM	(17,106)
Pay (6)	SPGCILP Index	48,583	0.000%		14,084	04/27/2011	JPM	(18)
Pay	DJUBHGTR Index	34,919	3-Month USD-LIBOR plus a specified spread		32,790	04/27/2011	MSC	294
Receive	MOTC3112 Index	5,642	3-Month USD-LIBOR plus a specified spread		32,850	04/27/2011	MSC	(535)

								$30,371

(5)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

See Accompanying Notes	Annual Report	March 31, 2011	159

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund (Cont.)

(6)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (7)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn July Futures	$0.130	06/24/2011	JPM	$	8,300	$(235)	$0	$(235)
Pay	CBOT Corn July Futures	0.158	06/24/2011	DUB		4,620	(85)	0	(85)
Pay	ICE Brent Crude December Futures	0.102	11/10/2011	DUB		8,000	75	0	75
Pay	ICE Brent Crude December Futures	0.109	11/10/2011	DUB		8,800	144	0	144
Pay	ICE Brent Crude October Futures	0.109	09/12/2011	DUB		7,000	122	0	122
Pay	ICE Brent Crude October Futures	0.116	09/12/2011	DUB		7,000	153	0	153
Pay	London Gold Market Fixing Ltd. PM	0.081	07/07/2011	GSC		13,000	759	0	759
Pay	London Gold Market Fixing Ltd. PM	0.041	09/29/2011	JPM		23,333	74	0	74
Receive	NYMEX WTI Crude December Futures	0.102	11/10/2011	DUB		8,000	(118)	0	(118)
Receive	NYMEX WTI Crude December Futures	0.109	11/10/2011	DUB		8,800	(191)	0	(191)
Pay	NYMEX WTI Crude May Futures	0.172	04/14/2011	DUB		3,120	299	0	299
Pay	NYMEX WTI Crude May Futures	0.174	04/14/2011	DUB		7,976	781	0	781
Pay	NYMEX WTI Crude May Futures	0.194	04/14/2011	DUB		4,600	530	0	530
Receive	NYMEX WTI Crude May Futures	0.171	04/14/2011	JPM		8,110	(764)	0	(764)
Receive	NYMEX WTI Crude October Futures	0.109	09/12/2011	DUB		7,000	(128)	0	(128)
Receive	NYMEX WTI Crude October Futures	0.116	09/12/2011	DUB		7,000	(179)	0	(179)

							$1,237	$0	$1,237

(7)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(h)	Purchased options outstanding on March 31, 2011:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Gold December Futures	$1,200.000	11/22/2011	25	$50	$31

Options on Securities
Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC U.S. Oil Fund LP	$30.000	04/15/2011	$	500	$965	$15

(i)	Written options outstanding on March 31, 2011:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Wheat July Futures	$1,150.000	06/24/2011	40	$10	$(7)
Call - OTC Wheat September Futures	1,500.000	08/26/2011	150	64	(20)
Put - OTC WTI Crude May Futures	72.000	04/14/2011	217	1,050	(2)

				$1,124	$(29)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$122.000	05/20/2011	309	$157	$(73)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	36	23	(7)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	36	17	(19)

				$197	$(99)

160	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	1,600	$11	$(23)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		100	1	(1)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		32,300	260	(472)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,000	35	(51)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		11,000	113	(141)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,000	45	(51)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		600	7	(8)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		4,000	44	(51)

								$516	$(798)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	1,200	$3	$(2)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		2,000	7	(2)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		1,600	5	(2)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		2,300	8	(2)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		2,900	6	(7)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		2,900	12	(8)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		1,600	5	(3)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		1,600	5	(2)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		700	2	(1)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		700	3	(1)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		700	3	(2)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		700	3	(2)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		1,500	5	(3)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		1,500	7	(2)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		800	4	(1)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		800	2	(1)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		1,100	6	(3)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		3,400	15	(14)

							$101	$(58)

Straddle Options
Description	Counterparty	Exercise Level (8)	Expiration Date	Notional Amount		Premium (8)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	4,000	$21	$(34)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		3,100	16	(26)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		6,600	73	(117)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		7,800	85	(137)

						$195	$(314)

(8)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	$	900	$12	$(5)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		10,000	98	(79)

							$110	$(84)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 05/28/2010	0	$0	EUR	0	$0
Sales	2,199	177,600		7,800	5,619
Closing Buys	(1,398)	(59,600)		(7,800)	(3,372)
Expirations	0	0		0	0
Exercised	(13)	0		0	(4)

Balance at 03/31/2011	788	$118,000	EUR	0	$2,243

See Accompanying Notes	Annual Report	March 31, 2011	161

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund (Cont.)

(j)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	9,719	04/2011	BCLY	$53	$0	$53
Buy		9,719	04/2011	CITI	25	0	25
Sell		9,719	04/2011	CITI	0	(25)	(25)
Buy	BRL	4,768	04/2011	BCLY	110	0	110
Sell		4,768	04/2011	CITI	0	(67)	(67)
Buy		4,768	06/2011	CITI	70	0	70
Buy	CAD	4,082	06/2011	BNP	26	0	26
Buy	CNY	26,335	11/2011	JPM	24	0	24
Buy	EUR	1,700	04/2011	BCLY	62	0	62
Sell		5,773	04/2011	BCLY	0	(295)	(295)
Buy		5,797	04/2011	BNP	17	(7)	10
Buy		11,200	04/2011	BOA	550	0	550
Sell		1,957	04/2011	BOA	0	(116)	(116)
Buy		10,000	04/2011	CITI	68	0	68
Sell		22,867	04/2011	CITI	0	(1,093)	(1,093)
Sell		1,360	04/2011	DUB	0	(52)	(52)
Buy		2,100	04/2011	JPM	51	0	51
Sell		7,641	04/2011	JPM	0	(474)	(474)
Buy		16,422	04/2011	MSC	1,184	0	1,184
Sell		13,663	04/2011	MSC	0	(54)	(54)
Sell		2,171	04/2011	RBC	0	(73)	(73)
Buy		6,400	04/2011	RBS	321	0	321
Sell		4,778	04/2011	RBS	0	(153)	(153)
Sell		19,017	04/2011	UBS	12	(950)	(938)
Sell	GBP	3,391	06/2011	CITI	112	0	112
Buy	INR	42,900	08/2011	DUB	25	0	25
Buy		316,394	08/2011	MSC	215	0	215
Sell	JPY	618,214	04/2011	BCLY	68	0	68
Buy		618,214	04/2011	CITI	0	(28)	(28)
Sell		618,215	04/2011	CITI	29	0	29
Sell		193,618	04/2011	DUB	123	0	123
Sell		282,033	04/2011	RBC	94	0	94
Buy	KRW	2,047,500	05/2011	CITI	63	0	63
Buy		3,523,150	05/2011	DUB	106	0	106
Buy		1,365,840	05/2011	UBS	43	0	43
Buy		15,645,000	08/2011	DUB	160	0	160
Buy	MXN	17,659	07/2011	BCLY	12	0	12
Buy		3,287	07/2011	BNP	4	0	4
Buy		43,370	07/2011	HSBC	125	0	125
Buy	MYR	9,385	05/2011	CITI	54	0	54
Buy		2,784	08/2011	BCLY	18	0	18
Buy	SGD	2,979	06/2011	BOA	36	0	36
Buy		17,662	09/2011	DUB	18	0	18

					$3,878	$(3,387)	$491

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$998	$0	$998
Corporate Bonds & Notes
Banking & Finance	0	392,926	4,038	396,964
Industrials	0	20,968	1,543	22,511
Utilities	0	16,354	0	16,354
Convertible Bonds & Notes
Industrials	0	2,707	0	2,707
U.S. Government Agencies	0	79,284	2,051	81,335
U.S. Treasury Obligations	0	10,374	0	10,374
Mortgage-Backed Securities	0	179,262	1,717	180,979
Asset-Backed Securities	0	98,207	27,900	126,107
Sovereign Issues	0	5,754	19,366	25,120
Short-Term Instruments
Certificates of Deposit	0	34,076	0	34,076
Commercial Paper	0	21,364	0	21,364
Repurchase Agreements	0	247,432	0	247,432
Short-Term Notes	0	7,495	0	7,495
U.S. Treasury Bills	0	406,024	0	406,024
PIMCO Short-Term Floating NAV Portfolio	549,134	0	0	549,134

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Purchased Options
Commodity Contracts	$0	$46	$0	$46
	$549,134	$1,523,271	$56,615	$2,129,020

Financial Derivative Instruments (7) - Assets
Commodity Contracts	5,464	71,651	0	77,115
Credit Contracts	0	103	0	103
Foreign Exchange Contracts	0	3,878	0	3,878
Interest Rate Contracts	2	335	0	337
	$5,466	$75,967	$0	$81,433

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(2,977)	(36,228)	(2)	(39,207)
Credit Contracts	0	(124)	0	(124)
Foreign Exchange Contracts	0	(3,387)	0	(3,387)
Interest Rate Contracts	(67)	(945)	(398)	(1,410)
	$(3,044)	$(40,684)	$(400)	$(44,128)

Totals	$551,556	$1,558,554	$56,215	$2,166,325

162	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 05/28/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$4,079	$0	$(5)	$0	$(36)	$0	$0	$4,038	$(36)
Industrials	0	1,532	(6)	(2)	0	19	0	0	1,543	19
U.S. Government Agencies	0	2,100	(59)	0	0	10	0	0	2,051	10
Mortgage-Backed Securities	0	1,941	(223)	0	4	(5)	0	0	1,717	(5)
Asset-Backed Securities	0	30,035	(2,243)	55	22	31	0	0	27,900	31
Sovereign Issues	0	19,405	0	0	0	(39)	0	0	19,366	(39)
	$0	$59,092	$(2,531)	$48	$26	$(20)	$0	$0	$56,615	$(20)

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	0	(1,050)	0	0	1,048	0	0	(2)	1,048
Interest Rate Contracts	0	0	(305)	0	0	(93)	0	0	(398)	(93)
	$0	$0	$(1,355)	$0	$0	$955	$0	$0	$(400)	$955

Totals	$0	$59,092	$(3,886)	$48	$26	$935	$0	$0	$56,215	$935

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$46	$0	$0	$0	$0	$46
Variation margin receivable (2)	2,243	0	0	0	37	2,280
Unrealized appreciation on foreign currency contracts	0	0	0	3,878	0	3,878
Unrealized appreciation on swap agreements	71,652	103	0	0	334	72,089

	$73,941	$103	$0	$3,878	$371	$78,293

Liabilities:
Written options outstanding	$29	$58	$0	$0	$1,295	$1,382
Variation margin payable (2)	2,994	0	0	0	0	2,994
Unrealized depreciation on foreign currency contracts	0	0	0	3,387	0	3,387
Unrealized depreciation on swap agreements	36,201	67	0	0	47	36,315

	$39,224	$125	$0	$3,387	$1,342	$44,078

See Accompanying Notes	Annual Report	March 31, 2011	163

Consolidated Schedule of Investments PIMCO CommoditiesPLUS™ Strategy Fund (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(119)	$0	$0	$0	$0	$(119)
Net realized gain on futures contracts, written options and swaps	302,054	104	0	0	303	302,461
Net realized (loss) on foreign currency transactions	0	0	0	(1,539)	0	(1,539)

	$301,935	$104	$0	$(1,539)	$303	$300,803

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$(969)	$0	$0	$0	$0	$(969)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	39,032	81	0	0	(55)	39,058
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	490	0	490

	$38,063	$81	$0	$490	$(55)	$38,579

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,422 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$2,107	$(3,910)	$(1,803)
BNP	21	0	21
BOA	312	(419)	(107)
CITI	1,063	284	1,347
CSFB	13,999	(24,630)	(10,631)
DUB	509	(970)	(461)
GSC	9,725	(11,230)	(1,505)
HSBC	1,611	(550)	1,061
JPM	7,453	610	8,063
MSC	859	(1,410)	(551)
RBC	21	0	21
RBS	(374)	318	(56)
SOG	11	0	11
UBS	(899)	920	21

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

164	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.3%

Ally Financial, Inc.
10.000% due 06/06/2011		$1,000	$985

American General Finance Corp.
7.250% due 04/21/2015		4,500	4,513

Charter Communications, Inc.
3.560% due 09/06/2016		1,990	1,998

CIT Group, Inc.
6.250% due 08/11/2015		3,000	3,045

Community Health Systems, Inc.
2.549% due 07/25/2014		611	606
2.560% due 07/25/2014		8,560	8,479

Ford Motor Co.
3.010% due 12/15/2013		8,269	8,275

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		2,500	2,495

Georgia-Pacific Corp.
2.310% due 12/21/2012		2,000	2,002

HCA, Inc.
1.557% due 11/17/2012		8,000	7,960
2.557% due 11/14/2013		8,000	7,974

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	4,900	6,991

NRG Energy, Inc.
2.053% due 02/01/2013		$8,196	8,162

Seaworld Parks and Entertainment, Inc.
4.000% due 08/16/2017		3,200	3,224

Syniverse Holdings, Inc.
5.250% due 12/31/2017		1,000	1,009

The Weather Channel, Inc.
4.250% due 02/11/2017		998	1,006

UCI International, Inc.
5.500% due 07/26/2017		500	503

United Airlines, Inc.
3.000% due 02/01/2012		1,000	979

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		5,000	4,960

US Airways Group, Inc.
2.752% due 03/23/2014		986	902

Vodafone Group PLC
6.875% due 08/11/2015		9,836	9,934

Total Bank Loan Obligations (Cost $85,121)			86,002

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 10.0%

ABN AMRO Bank NV
2.071% due 01/30/2014		10,700	10,715

Ally Financial, Inc.
2.510% due 12/01/2014		1,100	1,068
3.512% due 02/11/2014		32,600	32,706
4.500% due 02/11/2014		9,367	9,390
5.375% due 06/06/2011		36,262	36,579
5.375% due 06/06/2011	EUR	2,300	3,318
6.000% due 12/15/2011		$38,219	39,174
6.625% due 05/15/2012		8,750	9,019
6.750% due 12/01/2014		1,000	1,050
6.875% due 09/15/2011		41,381	42,252
6.875% due 08/28/2012		3,400	3,584
7.000% due 02/01/2012		15,400	15,920
7.500% due 09/15/2020		19,000	20,354
8.300% due 02/12/2015		5,415	5,950

American Express Bank FSB
0.378% due 05/29/2012		300	299
0.406% due 06/12/2012		1,750	1,745
5.550% due 10/17/2012		500	530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American International Group, Inc.
1.179% due 04/26/2011	EUR	1,500	$2,128
3.650% due 01/15/2014		$1,800	1,832
3.750% due 11/30/2013		28,100	28,661
4.000% due 09/20/2011	EUR	200	285
4.950% due 03/20/2012		$1,150	1,185
5.850% due 01/16/2018		22,700	23,690
8.175% due 05/15/2068		24,000	26,010
8.250% due 08/15/2018		12,500	14,647

ANZ National International Ltd.
0.754% due 08/19/2014		30,000	30,224
6.200% due 07/19/2013		28,200	30,758

Banco do Brasil S.A.
4.500% due 01/22/2015		38,050	39,819

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		100	101

Banco Santander Brasil S.A.
2.409% due 03/18/2014		10,400	10,437
4.250% due 01/14/2016		30,000	30,075
4.500% due 04/06/2015		21,000	21,443

Banco Santander Chile
1.553% due 04/20/2012		31,500	31,500

Bank of America Corp.
0.908% due 06/11/2012	GBP	3,800	6,042
1.289% due 05/18/2016	EUR	1,500	2,004
1.447% due 06/28/2011		3,000	4,250
1.723% due 01/30/2014		$10,000	10,172
4.750% due 05/06/2019	EUR	800	1,063
5.375% due 06/15/2014		$15,000	16,049
7.375% due 05/15/2014		8,400	9,485

Barclays Bank PLC
6.050% due 12/04/2017		41,600	43,338
7.434% due 09/29/2049		8,600	8,643
10.179% due 06/12/2021		22,940	29,251
14.000% due 11/29/2049	GBP	400	841

BBVA Bancomer S.A.
4.500% due 03/10/2016		$15,900	15,993
6.500% due 03/10/2021		3,500	3,472

BPCE S.A.
2.060% due 02/07/2014		84,700	85,403
2.375% due 10/04/2013		11,400	11,400
4.625% due 07/29/2049	EUR	1,400	1,736
5.250% due 07/29/2049		500	648
9.000% due 03/29/2049		300	440

Caelus Re Ltd.
6.560% due 06/07/2011		$3,900	3,897

CIT Group, Inc.
5.250% due 04/01/2014		21,400	21,531

Citigroup Capital XXI
8.300% due 12/21/2077		7,600	7,942

Citigroup, Inc.
0.434% due 03/07/2014		8,600	8,417
0.590% due 11/05/2014		1,113	1,085
1.753% due 01/13/2014		56,100	57,032
2.312% due 08/13/2013		4,148	4,273
5.250% due 02/27/2012		10,413	10,819
5.500% due 04/11/2013		21,000	22,468
6.000% due 12/13/2013		6,491	7,057
6.125% due 05/15/2018		7,200	7,851
7.375% due 06/16/2014	EUR	900	1,401

Commonwealth Bank of Australia
0.808% due 06/25/2014		$52,000	52,446
1.039% due 03/17/2014		37,300	37,279

Countrywide Financial Corp.
5.800% due 06/07/2012		15,500	16,306

Credit Agricole S.A.
0.654% due 02/02/2012		3,000	2,992
1.753% due 01/21/2014		94,000	95,497
5.136% due 12/29/2049	GBP	2,200	3,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.589% due 01/29/2049	GBP	600	$929
8.125% due 10/29/2049		600	981

Daimler International Finance BV
1.254% due 01/27/2012		$4,400	4,404
Danske Bank A/S
5.914% due 12/29/2049		3,000	2,925

Dexia Credit Local
0.710% due 03/05/2013		48,300	48,001

FCE Bank PLC
7.125% due 01/16/2012	EUR	200	293
7.125% due 01/15/2013		500	746

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		$14,800	14,948
5.560% due 06/15/2011		2,000	2,018
7.000% due 10/01/2013		12,500	13,492
7.000% due 04/15/2015		10,000	10,819
7.250% due 10/25/2011		46,025	47,370
7.500% due 08/01/2012		9,700	10,343
7.800% due 06/01/2012		22,120	23,457
8.000% due 06/01/2014		7,997	8,893
8.700% due 10/01/2014		12,610	14,312
9.875% due 08/10/2011		17,070	17,557
12.000% due 05/15/2015		7,000	8,806

General Electric Capital Corp.
0.309% due 09/20/2013		3,000	2,956
1.212% due 05/22/2013		3,920	3,957
5.500% due 09/15/2067	EUR	29,800	38,960
6.500% due 09/15/2067	GBP	2,600	4,046

GIE PSA Tresorerie
5.875% due 09/27/2011	EUR	3,500	5,034

GMAC International Finance BV
7.500% due 04/21/2015		1,500	2,251

Goldman Sachs Group, Inc.
0.759% due 03/22/2016		$1,200	1,158
1.383% due 02/04/2013	EUR	1,900	2,668
5.300% due 02/14/2012		$5,000	5,196
5.375% due 02/15/2013	EUR	5,500	8,080

HBOS PLC
6.750% due 05/21/2018		$14,500	14,199

HSBC Bank PLC
1.103% due 01/17/2014		104,500	104,614

Hutchison Whampoa Finance CI Ltd.
7.450% due 08/01/2017		3,200	3,830

Hyundai Capital Services, Inc.
4.375% due 07/27/2016		2,800	2,814

ICICI Bank Ltd.
5.000% due 01/15/2016		500	508
5.500% due 03/25/2015		700	730
5.750% due 11/16/2020		500	498

ING Bank NV
1.107% due 03/30/2012		900	903
1.360% due 03/15/2013		28,500	28,577
1.623% due 10/18/2013		14,200	14,271

International Lease Finance Corp.
0.633% due 07/01/2011		500	499
5.300% due 05/01/2012		4,000	4,090
5.350% due 03/01/2012		23,000	23,489
5.625% due 09/20/2013		7,700	7,864
5.750% due 06/15/2011		2,800	2,824
6.375% due 03/25/2013		8,300	8,632
6.500% due 09/01/2014		8,500	9,116
6.625% due 11/15/2013		9,700	10,088
6.750% due 09/01/2016		13,600	14,620
7.125% due 09/01/2018		22,200	23,965

Intesa Sanpaolo SpA
2.712% due 02/24/2014		29,100	29,498

IPIC GMTN Ltd.
3.125% due 11/15/2015		1,000	980

See Accompanying Notes	Annual Report	March 31, 2011	165

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
1.103% due 01/24/2014		$73,100	$73,565

Korea Exchange Bank
4.875% due 01/14/2016		1,000	1,046

LBG Capital No.1 PLC
7.625% due 10/14/2020	EUR	500	666

LBG Capital No.2 PLC
6.385% due 05/12/2020		5,100	6,433

LeasePlan Corp. NV
3.000% due 05/07/2012		$22,100	22,644

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	2,100,000	4,544
6.875% due 05/02/2018 (a)		$27,869	7,455
7.500% due 05/11/2038 (a)		5,000	4

Lloyds TSB Bank PLC
2.653% due 01/24/2014		62,300	63,916
4.875% due 01/21/2016		50,000	51,547
12.000% due 12/29/2049		21,200	24,848

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		300	299
1.359% due 08/09/2013	EUR	5,000	6,944
1.388% due 05/30/2014		14,600	20,032
1.466% due 07/22/2014		10,000	13,777
1.510% due 06/29/2012		200	278
1.947% due 09/27/2012		7,200	9,968
5.450% due 02/05/2013		$24,255	25,708
6.050% due 08/15/2012		3,000	3,188

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		4,300	4,321

Metropolitan Life Global Funding I
1.434% due 09/17/2012		67,000	67,835

Morgan Stanley
0.603% due 01/09/2014		3,100	3,053
1.388% due 11/29/2013	EUR	2,300	3,170
1.422% due 03/01/2013		35,921	50,262
1.426% due 01/16/2017		1,500	1,968
1.903% due 01/24/2014		$111,400	113,701
2.812% due 05/14/2013		49,900	51,690

National Australia Bank Ltd.
0.783% due 01/08/2013		4,700	4,705
3.750% due 03/02/2015		25,000	25,719
5.350% due 06/12/2013		27,100	29,142

New York Life Global Funding
1.290% due 12/20/2013	EUR	2,950	4,088
4.650% due 05/09/2013		$500	532

Nordea Bank AB
1.203% due 01/14/2014		32,500	32,838

Nordea Eiendomskreditt A/S
0.714% due 04/07/2014 (b)		900	900

Pacific Life Global Funding
5.150% due 04/15/2013		9,200	9,756

Pricoa Global Funding I
0.404% due 01/30/2012		5,100	5,079
0.508% due 09/27/2013		3,400	3,355

Prudential Financial, Inc.
3.450% due 06/10/2013		36,200	37,001

Qatari Diar Finance QSC
5.000% due 07/21/2020		1,500	1,487

QNB Finance Ltd.
3.125% due 11/16/2015		1,000	980

Regions Financial Corp.
0.478% due 06/26/2012		5,000	4,829

Royal Bank of Scotland Group PLC
0.583% due 10/14/2016		1,000	872
2.625% due 05/11/2012		16,700	17,067
2.732% due 08/23/2013		23,500	24,155
3.000% due 12/09/2011		16,800	17,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Bank Of Scotland NV
1.010% due 03/09/2015		$1,000	$879

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		31,100	30,820

Sberbank Via SB Capital S.A.
5.499% due 07/07/2015		3,000	3,161

SLM Corp.
0.533% due 10/25/2011		2,175	2,152
2.244% due 10/01/2014		560	529
2.244% due 11/01/2016		700	597
3.125% due 09/17/2012	EUR	500	689
3.616% due 01/31/2014		$4,400	4,316
3.646% due 02/01/2014		6,073	6,007
5.000% due 10/01/2013		11,700	12,107
5.050% due 11/14/2014		3,100	3,129
5.375% due 05/15/2014		1,000	1,037
6.250% due 01/25/2016		9,100	9,497

State Bank of India
4.500% due 10/23/2014		1,000	1,031
4.500% due 07/27/2015		300	306

Stone Street Trust
5.902% due 12/15/2015		2,000	2,086

Suffield Clo Ltd.
1.660% due 09/26/2014		775	767

Svenska Handelsbanken AB
1.310% due 09/14/2012		25,000	25,226

U.S. Bank N.A.
4.375% due 02/28/2017	EUR	4,700	6,641

Vita Capital III Ltd.
1.423% due 01/01/2012		$8,000	7,914

Wachovia Corp.
0.673% due 10/15/2016		2,000	1,856
1.244% due 02/13/2014	EUR	4,200	5,828
5.143% due 05/25/2012	AUD	2,900	2,969

Wells Fargo & Co.
7.980% due 03/29/2049		$11,800	12,980

Wells Fargo Capital XIII
7.700% due 12/29/2049		14,500	15,008

			2,759,255

INDUSTRIALS 1.1%

American Airlines, Inc.
10.500% due 10/15/2012		1,100	1,202

Anglo American Capital PLC
9.375% due 04/08/2014		1,000	1,196

AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		3,600	3,654

Black & Decker Corp.
5.750% due 11/15/2016		5,000	5,507

Cemex S.A.B. de C.V.
5.301% due 09/30/2015 (b)		12,000	11,964

Charter Communications Operating LLC
8.000% due 04/30/2012		4,000	4,220

Chesapeake Energy Corp.
7.625% due 07/15/2013		1,000	1,125

Con-way, Inc.
7.250% due 01/15/2018		10,000	10,852

CSC Holdings LLC
7.625% due 04/01/2011		9,250	9,250

CSN Resources S.A.
6.500% due 07/21/2020		3,000	3,210

DISH DBS Corp.
6.375% due 10/01/2011		18,747	19,169
6.625% due 10/01/2014		850	902
7.000% due 10/01/2013		5,000	5,425

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

DR Horton, Inc.
5.625% due 01/15/2016		$5,000	$5,087
6.500% due 04/15/2016		4,000	4,200

Ecopetrol S.A.
7.625% due 07/23/2019		1,200	1,389

El Paso Corp.
7.000% due 06/15/2017		1,500	1,685

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011		1,500	1,519

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		5,600	5,873
6.510% due 03/07/2022		2,500	2,669
7.343% due 04/11/2013		4,600	5,083
8.146% due 04/11/2018		7,000	8,286

Gerdau Holdings, Inc.
7.000% due 01/20/2020		1,000	1,112

Gerdau Trade, Inc.
5.750% due 01/30/2021		2,500	2,544

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	2,500	3,547

GTL Trade Finance, Inc.
7.250% due 10/20/2017		$2,000	2,260

Harvest Operations Corp.
6.875% due 10/01/2017		3,900	4,066

HCA, Inc.
9.125% due 11/15/2014		7,975	8,404

Hutchison Whampoa International Ltd.
7.625% due 04/09/2019		2,000	2,399

Indian Oil Corp. Ltd.
4.750% due 01/22/2015		1,000	1,036

Lennar Corp.
5.500% due 09/01/2014		1,200	1,206
5.600% due 05/31/2015		3,000	2,970

Limited Brands, Inc.
6.900% due 07/15/2017		2,000	2,155

Macy's Retail Holdings, Inc.
5.350% due 03/15/2012		1,500	1,552
7.450% due 07/15/2017		2,000	2,270

Masco Corp.
5.875% due 07/15/2012		2,145	2,246

MGM Resorts International
9.000% due 03/15/2020		1,800	1,982

New York Times Co.
5.000% due 03/15/2015		1,000	1,002

Noble Group Ltd.
4.875% due 08/05/2015		11,500	11,926
6.625% due 03/17/2015		800	824
6.750% due 01/29/2020		6,900	7,398

NXP BV
3.053% due 10/15/2013		1,700	1,691
3.748% due 10/15/2013	EUR	2,000	2,827

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$35,900	38,009

Pearson Dollar Finance PLC
5.500% due 05/06/2013		3,000	3,212

Petrobras International Finance Co.
3.875% due 01/27/2016		1,000	1,010
5.875% due 03/01/2018		1,500	1,595
6.875% due 01/20/2040		1,500	1,578
7.875% due 03/15/2019		1,000	1,178
8.375% due 12/10/2018		2,000	2,419

Petroleos de Venezuela S.A.
5.000% due 10/28/2015		13,900	9,313

166	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos Mexicanos
5.500% due 01/21/2021	$13,300	$13,566

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,500	1,414

Rexam PLC
6.750% due 06/01/2013	12,800	13,884

RZD Capital Ltd.
5.739% due 04/03/2017	4,000	4,184

Seagate Technology HDD Holdings
6.375% due 10/01/2011	4,000	4,100

Sinochem Overseas Capital Co. Ltd.
4.500% due 11/12/2020	1,500	1,425

Southwest Airlines Co.
5.125% due 03/01/2017	3,000	3,113

Steel Dynamics, Inc.
7.375% due 11/01/2012	8,400	8,988

Tate & Lyle International Finance PLC
6.625% due 06/15/2016	3,500	3,843

Vale Overseas Ltd.
4.625% due 09/15/2020	3,000	2,938
8.250% due 01/17/2034	4,000	4,887

		299,540

UTILITIES 0.2%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	800	856
7.700% due 08/07/2013	3,300	3,694
8.700% due 08/07/2018	17,800	22,094

BP Capital Markets PLC
0.450% due 04/11/2011	2,800	2,800
2.750% due 02/27/2012	1,700	1,728

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	1,400	1,575

Consolidated Natural Gas Co.
5.000% due 03/01/2014	5,000	5,382

El Paso Performance-Linked Trust
7.750% due 07/15/2011	5,700	5,810

Gazprom OAO Via White Nights Finance BV
10.500% due 03/25/2014	1,000	1,206

Qtel International Finance Ltd.
3.375% due 10/14/2016	1,000	967
4.750% due 02/16/2021	500	468
5.000% due 10/19/2025	1,300	1,153

TNK-BP Finance S.A.
6.250% due 02/02/2015	1,500	1,618
6.625% due 03/20/2017	900	965
7.250% due 02/02/2020	2,600	2,873
7.875% due 03/13/2018	1,300	1,495

Verizon Wireless Capital LLC
3.750% due 05/20/2011	2,500	2,511

		57,195

Total Corporate Bonds & Notes (Cost $3,048,915)		3,115,990

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.0%

Boston Properties LP
2.875% due 02/15/2037	2,600	2,645

INDUSTRIALS 0.1%

Host Hotels & Resorts LP
2.625% due 04/15/2027	4,000	4,025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Medtronic, Inc.
1.500% due 04/15/2011	$5,900	$5,915

		9,940

Total Convertible Bonds & Notes (Cost $12,360)		12,585

MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

California State University Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 11/01/2030	200	188

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.125% due 06/01/2047	700	421
5.750% due 06/01/2047	1,900	1,270

Los Angeles, California Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	4,000	4,023

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	6,300	6,120

Santa Rosa, California Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 09/01/2024	11,225	4,810

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	15,000	14,794

		31,626

NEW JERSEY 0.0%

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	3,350	2,363

OHIO 0.0%

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.875% due 06/01/2030	2,100	1,521
5.875% due 06/01/2047	16,000	10,649
6.000% due 06/01/2042	300	206

		12,376

PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2054	42,500	2,130

RHODE ISLAND 0.0%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	1,200	1,147

TEXAS 0.0%

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2021	4,500	2,388

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	10,525	7,354

Total Municipal Bonds & Notes (Cost $70,605)		59,384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 1.7%

Fannie Mae
0.380% due 03/25/2036	$955	$886
0.694% due 02/25/2037	22,333	22,349
1.518% due 07/01/2044 - 10/01/2044	2,651	2,628
2.151% due 04/01/2033	673	701
2.790% due 05/01/2035	432	451
3.103% due 04/01/2035	215	224
3.500% due 05/01/2039 - 11/01/2040	3,107	2,924
4.000% due 07/01/2019 - 12/01/2040	32,299	32,985
4.375% due 08/01/2028	5	6
4.398% due 08/01/2025	8	9
4.416% due 09/01/2028	0	1
4.500% due 05/01/2023 - 08/01/2024	124,870	131,090
5.000% due 09/01/2017	3	3
5.379% due 09/01/2024	6	6
5.452% due 05/01/2036	171	179
5.500% due 12/01/2036 - 04/01/2037	69,833	74,807
5.950% due 02/25/2044	2,668	2,686
5.995% due 10/01/2023	6	6
6.000% due 03/09/2020	10,000	10,235

Freddie Mac
0.485% due 02/15/2019	16,452	16,432
0.525% due 01/15/2037	152	151
0.605% due 12/15/2030	9	9
0.655% due 11/15/2016 - 03/15/2017	356	356
2.469% due 01/01/2034	501	526
2.489% due 01/01/2034	15	16
2.748% due 06/01/2033	481	503
3.100% due 01/01/2034	767	804
4.000% due 12/01/2040	5,871	5,767
5.000% due 01/15/2018 - 08/15/2020	3,324	3,479
5.250% due 08/15/2011	224	224

Ginnie Mae
0.554% due 01/16/2031	36	36
1.750% due 12/20/2035	1,381	1,419
2.625% due 07/20/2035	58	60
4.000% due 03/15/2039 - 01/15/2041	80,485	80,511

NCUA Guaranteed Notes
0.709% due 10/07/2020	15,451	15,470
0.819% due 12/08/2020	56,833	57,113

Small Business Administration
5.902% due 02/10/2018	4,374	4,857

Total U.S. Government Agencies (Cost $473,184)		469,909

U.S. TREASURY OBLIGATIONS 70.2%

Treasury Inflation Protected Securities (d)
0.500% due 04/15/2015	144,989	150,517
0.625% due 04/15/2013	248,768	260,448
1.125% due 01/15/2021	33,519	34,003
1.250% due 04/15/2014	533,845	570,630
1.250% due 07/15/2020 (f)(i)	1,783,842	1,841,817
1.375% due 07/15/2018	74,835	79,676
1.375% due 01/15/2020	452,101	474,071
1.625% due 01/15/2015	585,404	634,661
1.625% due 01/15/2018	403,809	436,555
1.875% due 07/15/2013 (f)(i)	1,505,195	1,628,315
1.875% due 07/15/2015 (f)(i)	1,318,489	1,450,647
1.875% due 07/15/2019	488,863	536,260
2.000% due 04/15/2012	516,616	540,348
2.000% due 01/15/2014 (f)(h)	1,428,835	1,557,207
2.000% due 07/15/2014 (f)(h)(i)	1,856,766	2,037,946
2.000% due 07/15/2014 (i)	395,178	433,739
2.000% due 01/15/2016	1,063,353	1,174,340

See Accompanying Notes	Annual Report	March 31, 2011	167

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.125% due 01/15/2019		$435,354	$485,726
2.375% due 04/15/2011		79,540	79,819
2.375% due 01/15/2017		298,534	336,574
2.500% due 07/15/2016		981	1,114
2.500% due 07/15/2016 (h)		1,377,831	1,564,377
2.625% due 07/15/2017		1,163,060	1,335,703
3.000% due 07/15/2012		919,138	984,985
3.375% due 01/15/2012		357,569	374,860

U.S. Treasury Notes
0.375% due 08/31/2012		243,092	242,608
0.500% due 11/30/2012		1,900	1,895
0.625% due 06/30/2012		44,900	45,004

Total U.S. Treasury Obligations (Cost $18,907,396)			19,293,845

MORTGAGE-BACKED SECURITIES 3.0%

Adjustable Rate Mortgage Trust
2.969% due 09/25/2035		3,467	2,705

American Home Mortgage Assets
0.440% due 05/25/2046		434	264
1.232% due 11/25/2046		10,280	4,944

Arkle Master Issuer PLC
0.404% due 02/17/2052		400	398
1.464% due 05/17/2060		50,100	50,041

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	8,164	11,564

Banc of America Commercial Mortgage, Inc.
0.428% due 06/10/2049		$4,680	4,495
5.492% due 02/10/2051		10,140	10,648
5.634% due 04/10/2049		1,627	1,652
5.658% due 06/10/2049		7,100	7,499
5.741% due 05/10/2045		9,700	10,533
5.742% due 02/10/2051		7,100	7,673
5.889% due 07/10/2044		600	649

Banc of America Funding Corp.
0.544% due 05/20/2035		510	316
5.611% due 05/20/2036		2,652	2,512
5.864% due 01/20/2047		928	660

Banc of America Large Loan, Inc.
0.765% due 08/15/2029		335	322
2.005% due 11/15/2015		33,170	31,389
5.640% due 02/17/2051		8,100	8,614

Banc of America Mortgage Securities, Inc.
2.849% due 03/25/2035		1,473	1,298
2.947% due 07/25/2035		3,631	3,198
6.500% due 09/25/2033		36	37

BCAP LLC Trust
0.420% due 01/25/2037		3,539	2,206

Bear Stearns Adjustable Rate Mortgage Trust
2.290% due 08/25/2035		3,657	3,532
2.400% due 08/25/2035		9,361	9,039
2.649% due 05/25/2033		125	127
2.710% due 03/25/2035		17,352	16,713
2.860% due 10/25/2035		3,000	2,578
2.934% due 03/25/2035		3,914	3,779
3.121% due 01/25/2035		9,202	8,530
5.675% due 02/25/2036		1,162	857

Bear Stearns Alt-A Trust
0.410% due 02/25/2034		1,922	1,578
0.470% due 12/25/2046 (a)		35	1
2.579% due 09/25/2034		1,057	864
2.987% due 09/25/2035		975	764

Chase Mortgage Finance Corp.
3.743% due 03/25/2037		5,023	4,151
5.500% due 12/25/2022		5,012	5,063
6.000% due 09/25/2036		5,103	4,916

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049		914	989

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035		$1,026	$990
2.510% due 08/25/2035		5,502	5,235
2.560% due 08/25/2035		6,024	5,369
2.650% due 10/25/2035		4,978	4,300
2.650% due 03/25/2036		637	538
2.815% due 12/25/2035		923	611
2.820% due 12/25/2035		1,305	1,211
5.349% due 08/25/2035		3,601	3,570

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049		2,300	2,351
5.886% due 11/15/2044		3,600	3,895

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037		1,075	818

Commercial Mortgage Pass-Through Certificates
0.345% due 06/15/2022		1,388	1,349
0.355% due 12/15/2020		2,249	2,201
3.156% due 07/10/2046		14,890	14,843
5.815% due 12/10/2049		3,680	3,993

Countrywide Alternative Loan Trust
0.420% due 05/25/2047		9,836	6,645
0.430% due 05/25/2047		4,647	2,734
0.434% due 02/20/2047		11,449	6,422
0.448% due 12/20/2046		941	543
0.530% due 12/25/2035		618	439
1.312% due 12/25/2035		1,732	1,097
5.701% due 11/25/2035		1,221	801
5.750% due 03/25/2037		1,100	816

Countrywide Home Loan Mortgage Pass-Through Trust
0.570% due 03/25/2035		190	129
0.590% due 06/25/2035		4,190	3,569
5.077% due 10/20/2035		1,197	868
5.500% due 11/25/2035		1,059	1,003
5.500% due 04/25/2038		2,883	2,778
5.783% due 09/25/2047		2,687	1,950

Credit Suisse Mortgage Capital Certificates
0.325% due 02/15/2022		1,657	1,592
5.525% due 06/15/2039		4,226	4,323

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036		427	175
5.500% due 12/25/2035		1,487	1,020

Deutsche Mortgage Securities, Inc.
5.217% due 06/26/2035		9,816	9,533

European Loan Conduit
1.243% due 05/15/2019	EUR	4,890	6,365

Eurosail PLC
1.756% due 10/17/2040		8,404	11,030

Extended Stay America Trust
2.950% due 11/05/2027		$13,711	13,484

First Horizon Asset Securities, Inc.
5.000% due 10/25/2020		408	417
5.000% due 03/25/2035		744	756
5.290% due 10/25/2035		1,138	1,046

Gracechurch Mortgage Financing PLC
0.392% due 11/20/2056		1,253	1,238
0.412% due 11/20/2056		3,800	3,736

Granite Master Issuer PLC
0.294% due 12/20/2054		10,751	10,181
0.304% due 12/20/2054		6,285	5,952
0.344% due 12/20/2054		2,771	2,624
1.087% due 12/20/2054	EUR	3,137	4,209

Granite Mortgages PLC
1.392% due 01/20/2044		1,269	1,718

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$1,117	1,021

Greenwich Capital Commercial Funding Corp.
0.400% due 11/05/2021		1,218	1,195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GS Mortgage Securities Corp. II
1.535% due 03/06/2020		$13,600	$13,608
3.849% due 12/10/2043		9,639	9,770
4.592% due 08/10/2043		1,400	1,408
5.162% due 12/10/2043		10,000	10,384
5.560% due 11/10/2039		2,379	2,558

GSR Mortgage Loan Trust
2.796% due 09/25/2035		16,820	16,486
5.269% due 11/25/2035		934	788
5.314% due 11/25/2035		5,277	4,592

Harborview Mortgage Loan Trust
0.434% due 07/19/2046		13,378	8,268
0.474% due 05/19/2035		1,793	1,233
0.503% due 01/19/2036		4,135	2,673
5.505% due 08/19/2036		2,118	1,715

Holmes Master Issuer PLC
1.106% due 07/15/2040	EUR	8,620	12,210
2.339% due 10/15/2054		5,800	8,219

Homebanc Mortgage Trust
0.430% due 12/25/2036		$1,221	944
5.797% due 04/25/2037		1,045	906

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047		5,453	3,243

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		9,224	5,500
5.018% due 09/25/2035		1,053	950
5.186% due 06/25/2035		1,016	794

JPMorgan Chase Commercial Mortgage Securities Corp.
5.298% due 05/15/2047		2,300	2,340
5.336% due 05/15/2047		110	115
5.429% due 12/12/2043		9,790	10,480
5.440% due 06/12/2047		730	770
5.794% due 02/12/2051		9,500	10,233

JPMorgan Mortgage Trust
2.868% due 07/25/2034		693	644
5.169% due 06/25/2035		1,679	1,644
5.279% due 07/25/2035		898	838
5.387% due 07/25/2035		1,393	1,398
5.404% due 11/25/2035		1,710	1,623
5.515% due 07/27/2037		1,347	1,156
5.743% due 06/25/2036		6,546	6,217

LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040		3,750	3,982
5.430% due 02/15/2040		2,525	2,660
5.661% due 03/15/2039		9,810	10,576
5.866% due 09/15/2045		2,000	2,141

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.375% due 09/15/2021		2,170	2,122

Luminent Mortgage Trust
0.420% due 12/25/2036		6,997	4,388
0.450% due 10/25/2046		2,415	1,669

MASTR Adjustable Rate Mortgages Trust
0.490% due 05/25/2037		1,028	552

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037		1,578	744
5.036% due 06/25/2037 (a)		1,354	782

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		2,200	2,305

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036		1,435	1,104
2.753% due 06/25/2035		2,244	2,002
2.945% due 05/25/2034		793	789
5.311% due 09/25/2035		1,066	977
5.429% due 12/25/2035		871	779

Merrill Lynch Mortgage Trust
5.669% due 05/12/2039		10,170	11,038
5.724% due 06/12/2050		2,967	3,044
5.828% due 06/12/2050		5,000	5,221

168	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	$5,347	$3,937

MLCC Mortgage Investors, Inc.
1.707% due 10/25/2035	5,663	5,206

Morgan Stanley Capital I
5.447% due 02/12/2044	3,470	3,642
5.450% due 10/28/2033	1,003	1,024
5.610% due 04/15/2049	7,443	7,533
5.877% due 06/11/2049	11,335	12,076

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045	3,300	3,565
5.808% due 08/15/2045	4,700	5,077

OBP Depositor LLC Trust
4.646% due 07/15/2045	2,000	2,032

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035	477	453

RBSCF Trust
5.305% due 01/16/2049	3,100	3,153

Residential Accredit Loans, Inc.
0.550% due 08/25/2035	2,558	1,587
3.348% due 08/25/2035 (a)	721	418
5.714% due 02/25/2036 (a)	898	488

Residential Asset Securitization Trust
0.700% due 12/25/2036 (a)	1,757	760
5.000% due 08/25/2019	799	799
6.250% due 10/25/2036 (a)	2,242	1,578

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	3,687	2,584
5.273% due 06/25/2035	1,692	1,549
6.500% due 03/25/2032	1,493	1,554

Securitized Asset Sales, Inc.
2.736% due 11/26/2023	76	75

Sequoia Mortgage Trust
2.463% due 01/20/2047	2,342	1,903

Structured Adjustable Rate Mortgage Loan Trust
5.950% due 02/25/2036	1,051	824

Structured Asset Mortgage Investments, Inc.
0.440% due 06/25/2036	958	649
0.470% due 05/25/2046	5,646	2,785

Structured Asset Securities Corp.
0.300% due 05/25/2036	40	39
2.768% due 10/25/2035	2,176	1,789

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	718	709
0.370% due 10/25/2046	10,550	10,456
0.380% due 06/25/2037	20,231	20,008
6.171% due 09/25/2037	830	836

Vornado DP LLC
4.004% due 09/13/2028	9,000	8,652

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	28,958	28,708
5.088% due 08/15/2041	10,935	11,628
5.418% due 01/15/2045	290	311

WaMu Mortgage Pass-Through Certificates
0.509% due 11/25/2045	4,094	3,476
1.052% due 01/25/2047	7,003	4,243
1.072% due 04/25/2047	10,232	7,697
1.122% due 12/25/2046	2,852	2,098
1.292% due 06/25/2046	453	344
1.312% due 08/25/2046	1,654	1,087
1.512% due 11/25/2042	433	385
1.812% due 11/25/2046	2,250	1,640
2.674% due 04/25/2035	3,200	2,820
2.769% due 09/25/2035	3,800	3,152
2.984% due 05/25/2046	311	225
2.984% due 07/25/2046	17,079	13,156
4.868% due 12/25/2036	9,952	7,837
5.695% due 02/25/2037	9,375	7,201
5.846% due 09/25/2036	4,697	3,738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
2.747% due 01/25/2035		$1,439	$1,314
2.772% due 03/25/2036		1,035	928
2.775% due 04/25/2036		1,500	1,194
2.790% due 07/25/2035		4,557	4,242
2.825% due 03/25/2036		465	415
2.854% due 04/25/2036		2,583	2,442
2.883% due 09/25/2034		2,827	2,903
5.629% due 04/25/2036		6,200	5,904

Total Mortgage-Backed Securities (Cost $793,806)			817,191

ASSET-BACKED SECURITIES 1.4%

Aames Mortgage Investment Trust
0.400% due 08/25/2035		17	17

ACE Securities Corp.
0.310% due 10/25/2036		59	20

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		1,372	1,358

Ally Auto Receivables Trust
1.320% due 03/15/2012		340	341

Ameriquest Mortgage Securities, Inc.
0.450% due 08/25/2035		781	754

AMMC CDO
0.536% due 05/03/2018		3,400	3,187

ARES CLO Funds
0.537% due 03/12/2018		20,677	19,379

Asset-Backed Funding Certificates
0.600% due 06/25/2034		8,504	6,963

Babson CLO Ltd.
0.562% due 11/10/2019		8,511	7,908

Ballyrock CDO Ltd.
0.842% due 11/20/2015		892	873
1.262% due 11/20/2015		800	761

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036		132	127
0.330% due 10/25/2036		245	235
0.580% due 01/25/2036		62	61
0.770% due 07/25/2035		1,333	1,276
1.250% due 10/25/2037		3,903	2,610

Carrington Mortgage Loan Trust
0.350% due 06/25/2037		3,279	2,985

Citibank Omni Master Trust
2.355% due 05/16/2016		46,300	47,012
3.005% due 08/15/2018		47,800	50,665

Citigroup Mortgage Loan Trust, Inc.
0.330% due 01/25/2037		206	157

Clearwater Funding CBO
0.857% due 07/15/2013		428	407

Conseco Finance Securitizations Corp.
6.681% due 12/01/2033		1,129	1,208

Countrywide Asset-Backed Certificates
0.500% due 04/25/2036		3,892	3,493
0.650% due 07/25/2035		812	810
5.450% due 04/25/2036		4,465	4,341
5.525% due 04/25/2036		3,034	2,905

Dryden Leveraged Loan CDO
0.562% due 05/22/2017		6,919	6,653
1.719% due 08/08/2022	EUR	8,000	10,448

Duane Street CLO
0.562% due 11/08/2017		$14,653	14,010

Equity One ABS, Inc.
0.550% due 04/25/2034		47	36

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		1,165	1,156

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Auto Securitization Trust
1.926% due 06/15/2013	CAD	4,903	$5,066
2.296% due 07/15/2014		13,600	13,996

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		$1,783	1,787

Foxe Basin CLO Ltd.
1.210% due 12/15/2015		727	723

GSAA Trust
0.550% due 03/25/2037		1,689	981

GSAMP Trust
0.320% due 10/25/2036		12	11

Harbourmaster CLO Ltd.
1.433% due 06/15/2020	EUR	2,600	3,371

Harvest CLO S.A.
2.003% due 03/29/2017		4,359	5,696

HSBC Home Equity Loan Trust
1.054% due 11/20/2036		$664	663

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036		209	163

Illinois Student Assistance Commission
0.783% due 04/25/2017		15,458	15,465

Landmark CDO Ltd.
0.610% due 06/01/2017		5,914	5,673

Lightpoint CLO Ltd.
1.313% due 02/15/2014		2,000	1,964

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	11,864	16,864

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037		$205	203

Morgan Stanley ABS Capital I
0.310% due 05/25/2037		3,001	2,571

Morgan Stanley Home Equity Loan Trust
0.720% due 12/25/2034		1,400	1,306

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036		10	10

Morgan Stanley Mortgage Loan Trust
0.610% due 04/25/2037		1,557	766

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037		196	192

Navigare Funding CLO Ltd.
0.572% due 05/20/2019		6,300	5,842

Navigator CDO Ltd.
5.601% due 11/15/2015		3,700	3,809

NYLIM Flatiron CLO Ltd.
0.633% due 10/20/2016		1,665	1,585

Olympic CLO Ltd.
0.743% due 05/15/2016		233	228

Option One Mortgage Loan Trust
0.650% due 02/25/2035		1,443	1,255

Pacifica CDO Ltd.
0.663% due 02/15/2017		4,836	4,696

Park Place Securities, Inc.
0.509% due 09/25/2035		401	365
0.900% due 10/25/2034		2,500	1,958

Popular ABS Mortgage Pass-Through Trust
0.680% due 06/25/2035		6,300	4,914

Premium Loan Trust Ltd.
0.683% due 10/25/2014		709	686

SLM Student Loan Trust
0.703% due 10/27/2014		51	51
3.500% due 08/17/2043		6,986	6,958
3.505% due 05/16/2044		11,825	12,401
4.500% due 11/16/2043		6,236	6,062
6.255% due 07/15/2042		46,153	44,604

See Accompanying Notes	Annual Report	March 31, 2011	169

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		$755	$270
0.390% due 12/25/2036		2,000	1,714

Stanfield Carrera CLO Ltd.
0.790% due 03/15/2015		2,466	2,428

Structured Asset Investment Loan Trust
0.300% due 07/25/2036		18	18

Structured Asset Securities Corp.
0.300% due 10/25/2036		321	320

Wind River CLO Ltd.
0.639% due 12/19/2016		11,595	11,277

Total Asset-Backed Securities (Cost $380,686)			381,068

SOVEREIGN ISSUES 2.6%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	33,000	33,708
3.000% due 09/20/2025		127,000	142,833
4.000% due 08/20/2015		70,000	122,994
4.000% due 08/20/2020		101,100	171,558

Brazil Notas do Tesouro Nacional Series B
6.000% due 08/15/2014	BRL	34,558	42,272

Canada Housing Trust No. 1
2.450% due 12/15/2015	CAD	26,100	26,392

Export-Import Bank of Korea
0.523% due 10/04/2011		$15,200	15,209
4.000% due 01/29/2021		2,000	1,829

Instituto de Credito Oficial
4.500% due 03/07/2013	GBP	6,400	10,318

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021	EUR	25,442	34,415

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (d)		72,604	104,947

New South Wales Treasury Corp.
2.750% due 11/20/2025 (d)	AUD	5,800	6,308

Total Sovereign Issues (Cost $663,874)			712,783

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		8,200	8,489

Total Convertible Preferred Securities (Cost $8,200)			8,489

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Ally Financial, Inc.
7.000% due 12/31/2049		7,750	7,212

Citigroup Capital XIII
7.875% due 12/31/2049		80,000	2,192

GMAC Capital Trust I
8.125% due 12/31/2049		500,000	12,776

Total Preferred Securities (Cost $21,790)			22,180

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 18.7%

CERTIFICATES OF DEPOSIT 1.6%

Banco Bradesco S.A.
1.955% due 01/24/2013		$34,150	34,386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Do Brasil S.A.
0.000% due 06/27/2011	$3,400	$3,397
0.000% due 11/15/2011	40,800	40,989
1.744% due 03/23/2012	26,800	26,350

Barclays Bank PLC
1.409% due 12/16/2011	42,600	42,603

BNP Paribas
0.660% due 03/02/2012	4,800	4,806

Itau Unibanco S.A.
0.000% due 08/11/2011	50,000	49,759
1.200% due 04/20/2011	6,950	6,946
1.540% due 09/26/2011	133,400	132,504
1.720% due 03/02/2012	13,900	13,678
1.750% due 01/17/2012	50,000	49,344

Royal Bank of Scotland Group PLC
1.678% due 10/15/2012	28,400	28,393

		433,155

COMMERCIAL PAPER 0.2%

BMW U.S. Capital LLC
0.470% due 04/26/2011	24,300	24,292

Comcast Corp.
0.480% due 04/25/2011	6,000	5,998

Vodafone Group PLC
0.880% due 01/19/2012	37,000	36,797

		67,087

REPURCHASE AGREEMENTS 5.0%

Banc of America Securities LLC
0.140% due 04/01/2011	114,200	114,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% - 2.250% due 05/31/2012 - 03/31/2016 valued at $116,503 Repurchase proceeds are $114,200)

Barclays Capital, Inc.
0.130% due 04/11/2011	44,200	44,200
(Dated 03/10/2011. Collateralized by Freddie Mac 3.000% due 02/24/2016 valued at $45,230. Repurchase proceeds are $44,200.)
0.130% due 04/01/2011	13,300	13,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 8.750% due 08/15/2020 valued at $13,558. Repurchase proceeds are $13,300.)
0.140% due 04/15/2011	12,200	12,200
(Dated 03/10/2011. Collateralized by Fannie Mae 0.290% due 11/23/2012 valued at $12,466. Repurchase proceeds are $12,200.)

BNP Paribas Securities Corp.
0.120% due 04/01/2011	100,000	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $102,305. Repurchase proceeds are $100,000.)
0.130% due 04/01/2011	100,000	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 3.875% due 04/15/2029 valued at $102,539. Repurchase proceeds are $100,000.)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)
0.150% due 04/01/2011	6,600	6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	$3,000	$3,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $3,069. Repurchase proceeds are $3,000.)
0.140% due 04/01/2011	116,400	116,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $118,999. Repurchase proceeds are $116,400.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	200,000	200,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $203,945. Repurchase proceeds are $200,001.)

Goldman Sachs & Co.
0.160% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $10,297. Repurchase proceeds are $10,000.)
0.440% due 06/02/2011	49,886	49,886
(Dated 03/02/2011. Collateralized by FMS Wertmanagement 2.000% due 11/15/2012 valued at $38,399. Repurchase proceeds are $49,887.)

J.P. Morgan Securities, Inc.
0.140% due 04/01/2011	200,000	200,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 4.750% due 02/15/2013 - 05/15/2014 valued at $203,913. Repurchase proceeds are $200,001.)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011	57,000	57,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% - 1.250% due 05/31/2012 - 09/30/2015 valued at $58,215. Repurchase proceeds are $57,000.)
0.150% due 04/13/2011	200,400	200,400

(Dated 03/10/2011. Collateralized by Fannie Mae 4.500% - 5.500% due 08/01/2024 - 11/01/2038 valued at $192,964 and Freddie Mac 5.000% due 05/01/2039 valued at $14,333. Repurchase proceeds are $200,401.)

RBS Securities, Inc.
0.150% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 02/29/2012 valued at $51,012. Repurchase proceeds are $50,000.)
0.160% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/11/2017 valued at $50,943. Repurchase proceeds are $50,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	496	496
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $510. Repurchase proceeds are $496.)

TD Securities (USA) LLC
0.140% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% - 4.500% due 02/15/2038 - 08/15/2039 valued at $50,795. Repurchase proceeds are $50,000.)

		1,387,682

170	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 0.3%

Banco Santander Brasil S.A.
2.596% due 12/28/2011	$7,300	$7,154
2.596% due 12/29/2011	800	784

Freddie Mac
0.200% due 06/22/2011	50,700	50,691

Pacific Gas & Electric Co.
0.883% due 10/11/2011	7,300	7,299

WM Wrigley Jr. Co.
1.684% due 06/28/2011	18,000	18,011

		83,939

U.S. TREASURY BILLS 8.2%
0.160% due 04/21/2011 - 09/15/2011 (c)(f)(g)(i)	2,252,101	2,251,249

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.4%
92,314,085	$924,802

Total Short-Term Instruments (Cost $5,146,560)	5,147,914

PURCHASED OPTIONS (k) 0.0%
(Cost $3,927)	6,090

Total Investments 109.6% (Cost $29,616,424)	$30,133,430

Written Options (l) (0.2%) (Premiums $48,647)	(66,185)

Other Assets and Liabilities (Net) (9.4%)	(2,575,309)

Net Assets 100.0%	$27,491,936

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Fund.
(f)	Securities with an aggregate market value of $48,277 been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $4,468 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $1,098,765 at a weighted average interest rate of 0.226%. On March 31, 2011, securities valued at $287,739 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $34,830 and cash of $21 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	2,890	$(537)
90-Day Eurodollar June Futures	Long	06/2012	846	(465)
90-Day Eurodollar March Futures	Long	03/2012	9,106	(892)
90-Day Eurodollar September Futures	Long	09/2011	4,049	620
Corn December Futures	Short	12/2011	108	(109)
Euro-Mill Wheat May Futures	Long	05/2011	403	(98)
Euro-Mill Wheat November Futures	Long	11/2011	2,343	2,636
Euro-Rapeseed May Futures	Long	05/2011	133	(11)
Robusta Coffee May Futures	Long	05/2011	257	303
Soybean July Futures	Short	07/2011	100	20
Soybean Meal July Futures	Long	07/2011	110	(109)
Soybean Meal May Futures	Long	05/2011	240	118
Soybean November Futures	Long	11/2011	43	122
Soybean Oil July Futures	Long	07/2011	90	74
Wheat December Futures	Short	12/2011	861	(1,857)
White Sugar May Futures	Long	04/2011	132	(161)
WTI Crude Oil May Futures	Long	04/2011	409	1,795
Yen-Corn July Futures	Long	07/2011	113	569

				$2,018

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	BOA	(1.020%	)	12/20/2016	0.421%	$	5,000	$(164)	$0	$(164)
Consolidated Natural Gas Co.	UBS	(0.590%	)	03/20/2014	0.298%		1,000	(9)	0	(9)
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.595%		10,000	439	0	439
DISH DBS Corp.	BCLY	(3.100%	)	12/20/2011	0.524%		1,000	(20)	0	(20)
DISH DBS Corp.	CITI	(3.650%	)	12/20/2013	1.745%		5,000	(259)	0	(259)
DISH DBS Corp.	GSC	(3.200%	)	12/20/2011	0.524%		2,000	(41)	0	(41)

See Accompanying Notes	Annual Report	March 31, 2011	171

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	2.108%	$	5,000	$249	$261	$(12)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	2.175%		4,000	221	216	5
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.481%		4,000	(27)	85	(112)
International Lease Finance Corp.	BCLY	(1.540%	)	12/20/2013	2.623%		8,000	219	0	219
International Lease Finance Corp.	BOA	(5.000%	)	09/20/2013	2.489%		1,700	(103)	(55)	(48)
International Lease Finance Corp.	DUB	(1.600%	)	12/20/2013	2.623%		1,700	44	0	44
International Lease Finance Corp.	GSC	(5.000%	)	03/20/2012	1.507%		5,000	(177)	(137)	(40)
Lennar Corp.	BNP	(5.000%	)	06/20/2015	3.121%		3,000	(219)	(92)	(127)
Lennar Corp.	DUB	(5.000%	)	09/20/2014	2.815%		1,200	(87)	(40)	(47)
Limited Brands, Inc.	MSC	(3.113%	)	09/20/2017	2.181%		2,000	(107)	0	(107)
Macy's Retail Holdings, Inc.	DUB	(2.110%	)	09/20/2017	1.722%		2,000	(46)	0	(46)
Macy's Retail Holdings, Inc.	JPM	(2.000%	)	03/20/2012	0.342%		1,500	(25)	0	(25)
Masco Corp.	BCLY	(1.000%	)	09/20/2012	1.064%		2,145	1	48	(47)
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.739%		1,000	28	58	(30)
Pearson Dollar Finance PLC	CITI	(0.570%	)	06/20/2013	0.295%		1,500	(9)	0	(9)
Pearson Dollar Finance PLC	SOG	(0.900%	)	06/20/2013	0.295%		1,500	(21)	0	(21)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.567%		800	(16)	0	(16)
Rexam PLC	CITI	(1.450%	)	06/20/2013	0.567%		12,000	(240)	0	(240)
Royal Bank of Scotland Group PLC	SOG	(3.000%	)	03/20/2015	3.173%		1,000	6	(2)	8
Royal Bank of Scotland Group PLC	UBS	(1.000%	)	12/20/2016	3.839%		800	110	65	45
Southwest Airlines Co.	DUB	(1.000%	)	03/20/2017	1.487%		3,000	78	150	(72)
Tate & Lyle International Finance PLC	BCLY	(1.150%	)	06/20/2016	0.960%		3,500	(34)	0	(34)

								$(209)	$557	$(766)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%	$	200	$1	$(14)	$15
BP Capital Markets America, Inc.	CITI	5.000%	06/20/2015	0.655%		250	45	5	40
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		2,000	49	(52)	101
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.696%		900	168	15	153
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%		300	7	(8)	15
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%		16,300	28	(174)	202
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%		7,300	(265)	(213)	(52)
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		30,100	51	(329)	380
Brazil Government International Bond	HSBC	1.000%	06/20/2020	1.474%		11,600	(422)	(339)	(83)
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		7,000	11	(80)	91
Brazil Government International Bond	RBS	1.000%	06/20/2015	0.966%		19,600	34	(262)	296
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		1,500	(156)	(183)	27
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		1,700	(177)	(205)	28
Egypt Government International Bond	JPM	1.000%	03/20/2016	3.390%		1,500	(156)	(185)	29
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		8,600	(895)	(1,050)	155
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%		1,000	(3)	(7)	4
Emirate of Abu Dhabi	DUB	1.000%	03/20/2016	1.067%		4,000	(11)	(32)	21
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		2,400	(7)	(19)	12
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		7,500	(22)	(50)	28
Emirate of Abu Dhabi	MSC	1.000%	06/20/2016	1.096%		1,000	(5)	(8)	3
France Government Bond	BOA	0.250%	06/20/2015	0.620%		36,300	(546)	(700)	154
France Government Bond	BOA	0.250%	12/20/2015	0.693%		40,500	(809)	(984)	175
France Government Bond	CITI	0.250%	06/20/2015	0.620%		12,400	(187)	(262)	75
France Government Bond	CITI	0.250%	12/20/2015	0.693%		19,700	(394)	(542)	148
France Government Bond	JPM	0.250%	06/20/2015	0.620%		12,600	(190)	(445)	255
France Government Bond	JPM	0.250%	12/20/2015	0.693%		24,600	(491)	(494)	3
France Government Bond	RBS	0.250%	12/20/2015	0.693%		23,300	(465)	(452)	(13)
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	35,600	63	0	63
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%	$	17,500	62	383	(321)
Japan Government International Bond	CITI	1.000%	06/20/2016	0.999%		5,600	2	(1)	3
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		3,100	10	64	(54)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		31,200	110	660	(550)
Japan Government International Bond	HSBC	1.000%	06/20/2016	0.999%		9,100	4	(4)	8
Japan Government International Bond	JPM	1.000%	12/20/2015	0.928%		44,600	157	983	(826)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%		12,100	43	272	(229)
MetLife, Inc.	BOA	1.000%	09/20/2013	0.774%		1,300	8	(63)	71
MetLife, Inc.	SOG	1.000%	09/20/2013	0.774%		11,500	67	(538)	605
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		5,200	19	(64)	83
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		1,000	4	(6)	10
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		1,000	4	(5)	9
Prudential Financial, Inc.	UBS	1.000%	09/20/2011	0.371%		2,000	6	(12)	18
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		7,500	(27)	(45)	18
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		1,000	(4)	(7)	3
Qatar Government International Bond	MSC	1.000%	03/20/2016	1.085%		2,500	(9)	(20)	11
Republic of Italy Government Bond	BNP	1.000%	03/20/2014	1.133%		4,000	(14)	(55)	41

172	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%	$	2,800	$5	$(35)	$40
Spain Government International Bond	BNP	1.000%	03/20/2016	2.308%		29,700	(1,721)	(1,797)	76
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		2,400	(139)	(137)	(2)
Spain Government International Bond	JPM	1.000%	03/20/2016	2.308%		5,000	(290)	(285)	(5)
United Kingdom Gilt	BNP	1.000%	12/20/2015	0.512%		35,200	792	826	(34)
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%		4,200	96	50	46
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		19,500	446	227	219
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		1,100	25	26	(1)
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		15,000	343	116	227
United Kingdom Gilt	DUB	1.000%	12/20/2015	0.512%		19,100	429	443	(14)
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		20,200	462	227	235
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.450%		22,000	503	212	291

							$(3,351)	$(5,654)	$2,303

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	$	51,300	$6,750	$6,860	$(110)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		66,600	8,763	9,094	(331)
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		48,700	6,408	7,089	(681)
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		50,000	6,579	7,050	(471)
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		13,600	1,789	1,904	(115)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		31,100	4,093	4,341	(248)
CDX.EM-14 5-Year Index	RBS	5.000%	12/20/2015		23,800	3,131	3,272	(141)
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		15,700	2,066	2,206	(140)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		23,300	3,270	3,146	124
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		52,300	1,814	1,195	619
CDX.HY-15 5-Year Index	BOA	5.000%	12/20/2015		45,200	1,568	1,074	494
CDX.HY-15 5-Year Index	DUB	5.000%	12/20/2015		15,000	521	366	155
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015		29,600	222	201	21
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		17,800	40	37	3
CDX.IG-16 5-Year Index	GSC	1.000%	06/20/2016		920,800	2,087	1,869	218
CDX.IG-16 5-Year Index	MSC	1.000%	06/20/2016		2,700	6	7	(1)

						$49,107	$49,711	$(604)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month EUR-FRCPXTOB Index	2.028%	10/15/2011	JPM	EUR	25,900	$993	$0	$993
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS		33,700	1,466	0	1,466
Pay	1-Month EUR-FRCPXTOB Index	1.970%	12/15/2011	JPM		12,300	315	0	315
Pay	1-Month EUR-FRCPXTOB Index	1.988%	12/15/2011	BNP		67,500	1,816	0	1,816
Pay	1-Year BRL-CDI	10.115%	01/02/2012	MSC	BRL	46,000	(1,014)	(336)	(678)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS		206,000	(2,032)	(49)	(1,983)
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		38,200	241	79	162
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		48,300	304	98	206
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		62,900	666	241	425
Pay	1-Year BRL-CDI	11.250%	01/02/2012	JPM		74,000	(158)	(2)	(156)
Pay	1-Year BRL-CDI	11.290%	01/02/2012	MSC		110,400	(197)	(81)	(116)
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		130,300	1,207	263	944
Pay	1-Year BRL-CDI	11.600%	01/02/2012	MSC		197,800	3,322	1,594	1,728

See Accompanying Notes	Annual Report	March 31, 2011	173

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Interest Rate Swaps (Cont.)
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC	$	200,900	$877	$(76)	$953
Pay	1-Year BRL-CDI	11.670%	01/02/2012	GSC		600	11	5	6
Pay	1-Year BRL-CDI	11.670%	01/02/2012	HSBC		126,900	2,255	1,015	1,240
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		16,100	157	128	29
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		13,900	872	92	780
Pay	1-Year BRL-CDI	14.765%	01/02/2012	JPM		20,000	1,254	70	1,184
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		79,700	4,997	462	4,535
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		77,800	218	(367)	585
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		266,800	876	179	697
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		121,900	400	169	231
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		95,900	408	0	408
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		45,700	263	(86)	349
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		25,000	181	106	75
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		120,000	1,056	475	581

							$20,754	$3,979	$16,775

Total Return Swaps on Commodities

Pay/ Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	Bloomberg NYMEX Heating Oil NYMEX WTI Cushing Crude Oil First Month Spread	$9.450	12/31/2013	MSC	60	$0	$0	$0
Receive	ICE Brent Crude December Futures	100.900	11/14/2011	MSC	50	726	0	726
Receive	ICE Brent Crude December Futures	112.550	11/14/2011	MSC	500	1,455	0	1,455
Receive	ICE Brent Crude December Futures	114.700	11/14/2011	MSC	300	230	0	230
Receive	ICE Brent Crude December Futures	115.200	11/14/2011	MSC	299	81	0	81
Pay	ICE Brent Crude December Futures	(100.460)	11/14/2012	MSC	50	(524)	0	(524)
Pay	ICE Brent Crude December Futures	(108.950)	11/14/2012	MSC	500	(1,047)	0	(1,047)
Pay	ICE Brent Crude December Futures	(110.590)	11/14/2012	MSC	300	(142)	0	(142)
Pay	ICE Brent Crude December Futures	(110.950)	11/14/2012	MSC	299	(36)	0	(36)
Pay	ICE Gas Oil December Futures	(19.450)	12/31/2013	MSC	60	0	0	0
Receive	LME Lead August Futures	2,218.500	08/15/2011	JPM	9	4,107	0	4,107
Receive	LME Lead January Futures	2,390.000	01/16/2012	JPM	1	249	0	249
Pay	NYMEX WTI Crude December Futures	(98.000)	11/17/2011	MSC	50	(515)	0	(515)
Pay	NYMEX WTI Crude December Futures	(106.150)	11/17/2011	MSC	500	(1,086)	0	(1,086)
Pay	NYMEX WTI Crude December Futures	(106.500)	11/17/2011	MSC	300	(547)	0	(547)
Pay	NYMEX WTI Crude December Futures	(108.000)	11/17/2011	MSC	299	(98)	0	(98)
Receive	NYMEX WTI Crude December Futures	98.600	11/15/2012	MSC	50	321	0	321
Receive	NYMEX WTI Crude December Futures	103.050	11/15/2012	MSC	500	1,012	0	1,012
Receive	NYMEX WTI Crude December Futures	103.800	11/15/2012	MSC	300	385	0	385
Receive	NYMEX WTI Crude December Futures	104.750	11/15/2012	MSC	299	103	0	103

						$4,674	$0	$4,674

Total Return Swaps on Indices
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive (7)	BCC2GO1P Index	12,986	0.230%	$	12,800	04/27/2011	BCLY	$154
Receive (7)	BCC2LP1P Index	14,666	0.240%		11,530	04/27/2011	BCLY	(187)
Receive	BXCS1461 Index	644,764	3-Month USD-LIBOR plus a specified spread		1,883,020	04/27/2011	BCLY	33,589
Receive	BXCS1469 Index	27,881	3-Month USD-LIBOR plus a specified spread		32,850	04/27/2011	BCLY	(533)
Receive	DJUBSF3T Index	704,809	3-Month USD-LIBOR plus a specified spread		499,160	04/27/2011	BCLY	9,012
Receive	LPP2TR Index	1,043,592	3-Month USD-LIBOR plus a specified spread		460,370	04/27/2011	BCLY	9,081
Receive	CVICSTR3 Index	2,343,924	3-Month USD-LIBOR plus a specified spread		833,600	04/27/2011	CITI	15,037
Receive	DJUBSF3T Index	816,653	3-Month USD-LIBOR plus a specified spread		578,370	04/27/2011	CITI	10,443
Pay (7)	DJUBSHG Index	194,006	0.000%		90,634	04/27/2011	CSFB	813
Receive	DJUBSTR Index	5,661,419	3-Month USD-LIBOR plus a specified spread		1,895,160	04/27/2011	CSFB	42,130
Receive (7)	SPGCICP Index	106,258	0.000%		90,733	04/27/2011	CSFB	(1,466)
Pay	DJUBSTR Index	74,683	3-Month USD-LIBOR plus a specified spread		25,000	04/27/2011	DUB	(556)
Receive	DJUBSTR Index	6,104,078	3-Month USD-LIBOR plus a specified spread		2,043,340	04/27/2011	DUB	45,424
Receive	DJUBSYTR Index	71,270	3-Month USD-LIBOR plus a specified spread		29,727	04/27/2011	DUB	1,064
Pay	DJUBWHTR Index	519,861	3-Month USD-LIBOR plus a specified spread		23,489	04/27/2011	DUB	(828)
Receive	DJUBSTR Index	3,645,765	3-Month USD-LIBOR plus a specified spread		1,220,420	04/27/2011	GSC	27,131
Receive	ENHGD84T Index	4,624,807	3-Month USD-LIBOR plus a specified spread		1,965,160	04/27/2011	GSC	35,001
Receive	DJUBSF3T Index	1,659,654	3-Month USD-LIBOR plus a specified spread		1,175,400	04/27/2011	JPM	21,225
Pay (7)	DJUBSLC3 Index	368,595	0.100%		54,983	04/27/2011	JPM	(1,372)
Pay (7)	DJUBSLH Index	2,862,193	0.000%		32,614	04/27/2011	JPM	(126)
Receive (7)	DJUBSLH3 Index	173,667	0.000%		34,036	04/27/2011	JPM	116
Pay	DJUBSTR Index	74,683	3-Month USD-LIBOR plus a specified spread		25,000	04/27/2011	JPM	(556)

174	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Total Return Swaps on Indices (Cont.)
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSTR Index	8,862,136	3-Month USD-LIBOR plus a specified spread	$	2,966,600	04/27/2011	JPM	$65,948
Receive (7)	JMCU305E Index	405,366	0.000%		55,657	04/27/2011	JPM	1,493
Pay (7)	SPGCILP Index	91,505	0.000%		26,528	04/27/2011	JPM	(34)
Receive	DJUBSTR Index	3,533,921	3-Month USD-LIBOR plus a specified spread		1,182,980	04/27/2011	MLP	26,298
Pay	DJUBHGTR Index	34,802	3-Month USD-LIBOR plus a specified spread		32,680	04/27/2011	MSC	293
Receive (7)	DJUBSAL Index	124,418	0.240%		7,540	04/27/2011	MSC	1
Receive	DJUBSF3T Index	14,854	3-Month USD-LIBOR plus a specified spread		10,520	04/27/2011	MSC	190
Receive (7)	DJUBSLI Index	203,848	0.200%		8,060	04/27/2011	MSC	136
Receive (7)	DJUBSNI Index	13,413	0.240%		4,000	04/27/2011	MSC	(76)
Receive (7)	DJUBSPR Index	86,336	0.180%		20,590	04/27/2011	MSC	374
Receive	DJUBSTR Index	1,952,591	3-Month USD-LIBOR plus a specified spread		653,630	04/27/2011	MSC	14,530
Receive (7)	DJUBSZS Index	37,149	0.240%		3,180	04/27/2011	MSC	(19)
Receive	MOTT3001 Index	8,414,911	3-Month USD-LIBOR plus a specified spread		3,038,230	04/27/2011	MSC	54,814
Receive	MOTT3002 Index	9,097,848	3-Month USD-LIBOR plus a specified spread		3,222,680	04/27/2011	MSC	58,128
Receive	MOTT3007 Index	1,203,218	3-Month USD-LIBOR plus a specified spread		425,390	04/27/2011	MSC	7,633
Receive (7)	SPGSBRP Index	43,702	0.150%		35,010	04/27/2011	MSC	682
Receive	DJUBSTR Index	3,335,235	3-Month USD-LIBOR plus a specified spread		1,116,470	04/27/2011	SOG	24,820
Receive	DJUBSTR Index	4,701,090	3-Month USD-LIBOR plus a specified spread		1,573,690	04/27/2011	UBS	34,984

								$534,791

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.
(7)

At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the reference index less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Variance Swaps
Pay/Receive Variance (8)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn July Futures	$0.123	06/24/2011	JPM	$14,300	$(529)	$0	$(529)
Pay	CBOT Corn July Futures	0.130	06/24/2011	JPM	2,000	(57)	0	(57)
Pay	CBOT Corn July Futures	0.158	06/24/2011	DUB	1,160	(21)	0	(21)
Pay	CBOT Corn July Futures	0.170	06/24/2011	JPM	3,030	(18)	0	(18)
Pay	ICE Brent Crude December Futures	0.102	11/10/2011	DUB	29,875	279	0	279
Pay	ICE Brent Crude December Futures	0.109	11/10/2011	DUB	15,603	255	0	255
Pay	ICE Brent Crude October Futures	0.109	09/12/2011	DUB	8,150	142	0	142
Pay	ICE Brent Crude October Futures	0.116	09/12/2011	DUB	7,706	168	0	168
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC	10,500	607	0	607
Pay	London Gold Market Fixing Ltd. PM	0.055	04/26/2011	DUB	21,300	668	0	668
Pay	London Gold Market Fixing Ltd. PM	0.072	06/08/2011	MSC	37,642	1,841	0	1,841
Pay	London Gold Market Fixing Ltd. PM	0.085	06/20/2011	SOG	11,670	740	0	740
Pay	London Gold Market Fixing Ltd. PM	0.078	07/08/2011	DUB	30,100	1,646	0	1,646
Receive	NYMEX WTI Crude December Futures	0.102	11/10/2011	DUB	29,875	(441)	0	(441)
Receive	NYMEX WTI Crude December Futures	0.109	11/10/2011	DUB	15,603	(339)	0	(339)
Pay	NYMEX WTI Crude May Futures	0.172	04/14/2011	DUB	17,566	1,684	0	1,684
Pay	NYMEX WTI Crude May Futures	0.194	04/14/2011	DUB	5,338	615	0	615
Receive	NYMEX WTI Crude October Futures	0.109	09/12/2011	DUB	8,150	(149)	0	(149)
Receive	NYMEX WTI Crude October Futures	0.116	09/12/2011	DUB	7,706	(198)	0	(198)
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB	63,770	3,062	0	3,062
Pay	S&P GSCI Crude Oil Index	0.114	05/17/2011	DUB	11,120	359	0	359

						$10,314	$0	$10,314

(8)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(k)	Purchased options outstanding on March 31, 2011:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - OTC Gold December Futures	$1,200.000	11/22/2011	25	$50	$31
Call - OTC WTI Crude December Futures	109.000	12/31/2011	738	3,163	3,918

				$3,213	$3,949

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	2.000%	11/19/2012	$	294,500	$714	$2,141

See Accompanying Notes	Annual Report	March 31, 2011	175

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(l)	Written options outstanding on March 31, 2011:

Options on Commodity Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Call - OTC Gulf Coast 54-Grade Jet Fuel December Futures	$3.000	12/31/2011	820	$4,319	$(9,265)
Call - OTC Wheat July Futures	1,150.000	06/24/2011	260	63	(49)
Call - OTC Wheat September Futures	1,500.000	08/26/2011	1,350	523	(177)

				$4,905	$(9,491)

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	619	$269	$(340)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	5,427	2,739	(1,275)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	973	623	(190)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	973	455	(526)

				$4,086	$(2,331)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$	294,500	$1,680	$(3,989)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		12,200	83	(178)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		51,500	351	(752)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		47,300	303	(691)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,276,300	10,281	(18,632)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		39,800	350	(509)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		289,200	2,968	(3,702)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		183,600	2,080	(2,350)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		111,000	1,241	(1,421)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		108,400	986	(1,387)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		227,000	2,515	(2,905)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		13,200	90	(1)
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		18,500	128	(2)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		8,800	58	(1)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		44,000	299	(5)

								$23,413	$(36,525)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date		Notional Amount	Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	39,100	$116	$(68)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		57,500	189	(59)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011		12,500	62	(36)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		39,400	122	(69)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		58,200	207	(59)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		63,700	137	(147)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		63,700	261	(185)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		39,400	130	(69)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		39,400	122	(40)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		17,200	52	(30)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		17,200	64	(18)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		18,700	73	(43)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		18,700	86	(54)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		29,900	99	(52)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		29,900	130	(30)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		24,000	74	(42)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		44,500	174	(45)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		18,400	52	(32)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		16,600	90	(48)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		44,400	200	(177)

							$2,440	$(1,303)

Straddle Options
Description	Counterparty	Exercise Level (9)	Expiration Date	Notional Amount		Premium (9)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	115,700	$611	$(970)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		139,200	707	(1,167)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		276,200	3,066	(4,883)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		310,200	3,373	(5,471)

						$7,757	$(12,491)

(9)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

176	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	BNP	218.803	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	02/11/2021	$	85,000	$863	$(757)
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020		160,900	1,359	(896)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		325,100	2,907	(1,860)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		33,400	431	(205)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		36,600	275	(261)
Floor - OTC CPURNSA Index	RBS	217.965	Maximum of (-1.000% - (Index Final/Index Initial—1)) or 0	09/28/2015		9,100	211	(65)

							$6,046	$(4,044)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	250,605,582	$5,873,800	EUR	0	$63,869
Sales	46,211	9,677,500		314,500	91,482
Closing Buys	(250,637,086)	(7,723,500)		(314,500)	(90,565)
Expirations	0	(324,000)		0	(2,420)
Exercised	(4,285)	(2,594,700)		0	(13,719)

Balance at 03/31/2011	10,422	$4,909,100	EUR	0	$48,647

(m)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2041	$5,000	$4,685	$(4,698)
Fannie Mae	4.000%	04/01/2041	16,000	15,670	(15,712)
Fannie Mae	5.500%	05/01/2041	73,000	77,788	(77,791)
Freddie Mac	4.000%	04/01/2041	6,000	5,865	(5,881)
Ginnie Mae	4.000%	05/01/2041	81,000	80,456	(80,595)

				$184,464	$(184,677)

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	1,828	04/2011	BNP	$0	$(50)	$(50)
Sell		76,528	04/2011	BOA	0	(2,072)	(2,072)
Buy		1,143	04/2011	DUB	63	0	63
Sell		78,648	04/2011	DUB	0	(4,212)	(4,212)
Buy	BRL	88,850	04/2011	BCLY	2,051	0	2,051
Sell		88,850	04/2011	HSBC	0	(1,249)	(1,249)
Buy		88,850	06/2011	HSBC	1,287	0	1,287
Buy	CAD	164,995	06/2011	BNP	1,066	0	1,066
Buy	CNY	25,344	11/2011	BCLY	5	(18)	(13)
Buy		106,871	11/2011	CITI	26	0	26
Buy		7,846	11/2011	HSBC	0	(8)	(8)
Buy		55,808	11/2011	JPM	0	(53)	(53)
Buy		5,142	11/2011	RBS	1	0	1
Buy		9,339	02/2012	BCLY	0	(9)	(9)
Buy		131,851	02/2012	DUB	179	0	179
Sell	EUR	23,917	04/2011	BCLY	0	(442)	(442)
Buy		26,650	04/2011	BNP	1,645	0	1,645
Sell		9,860	04/2011	BNP	9	(34)	(25)
Sell		10,901	04/2011	BOA	0	(424)	(424)
Buy		15,501	04/2011	CITI	1,041	0	1,041
Sell		91,561	04/2011	CITI	4	(5,078)	(5,074)
Sell		1,490	04/2011	CSFB	0	(103)	(103)
Sell		43,279	04/2011	DUB	0	(2,208)	(2,208)
Sell		7,000	04/2011	JPM	0	(435)	(435)
Buy		686	04/2011	MSC	2	0	2
Sell		206,712	04/2011	MSC	0	(14,905)	(14,905)
Buy		5,689	04/2011	RBC	0	(1)	(1)
Sell		109,671	04/2011	RBC	0	(7,959)	(7,959)
Sell		52,948	04/2011	RBS	0	(1,895)	(1,895)
Buy		15,500	04/2011	UBS	1,065	0	1,065
Sell		5,624	04/2011	UBS	13	0	13
Sell	GBP	6,371	06/2011	BNP	46	0	46
Sell		10,892	06/2011	BOA	30	0	30

See Accompanying Notes	Annual Report	March 31, 2011	177

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	IDR	187,047,000	04/2011	BCLY	$479	$0	$479
Sell		50,000,000	04/2011	BOA	0	(11)	(11)
Sell		47,000,000	04/2011	CITI	0	(5)	(5)
Buy		400,172,800	10/2011	CITI	1,729	0	1,729
Buy		175,750,000	10/2011	GSC	772	0	772
Buy		50,000,000	01/2012	BOA	34	0	34
Buy		47,000,000	01/2012	CITI	14	0	14
Buy	INR	1,327,595	08/2011	DUB	786	0	786
Buy		2,884,067	08/2011	HSBC	1,559	0	1,559
Buy		1,261,319	08/2011	JPM	654	0	654
Buy		5,038,103	08/2011	RBS	2,312	0	2,312
Sell	JPY	5,884,624	04/2011	DUB	3,737	0	3,737
Sell		749,401	04/2011	RBC	249	0	249
Sell		286,152	04/2011	RBS	0	(4)	(4)
Buy	KRW	46,044,260	05/2011	BCLY	988	0	988
Buy		74,149,510	05/2011	CITI	1,810	0	1,810
Buy		25,841,340	05/2011	DUB	627	0	627
Buy		2,587,116	05/2011	GSC	75	0	75
Buy		6,058,000	05/2011	HSBC	117	0	117
Buy		104,906,891	05/2011	JPM	4,680	0	4,680
Buy		12,147,000	05/2011	RBS	318	0	318
Buy		3,642,240	05/2011	UBS	115	0	115
Buy	MXN	129,296	07/2011	BCLY	89	0	89
Buy		530,299	07/2011	HSBC	370	0	370
Buy		244,832	07/2011	MSC	151	0	151
Buy	MYR	54,217	05/2011	CITI	307	0	307
Buy		85,004	08/2011	BCLY	506	0	506
Buy		100,260	08/2011	CITI	532	0	532
Buy		29,001	08/2011	HSBC	130	0	130
Buy		17,000	08/2011	JPM	84	0	84
Buy	PHP	53,000	06/2011	BOA	0	(7)	(7)
Buy		2,303,422	06/2011	CITI	587	(40)	547
Buy		327,285	06/2011	DUB	107	0	107
Buy		145,642	06/2011	HSBC	31	0	31
Buy		199,151	06/2011	JPM	50	0	50
Buy		127,015	06/2011	RBS	0	(26)	(26)
Buy		2,054,747	11/2011	BCLY	1,016	0	1,016
Buy		656,200	11/2011	CITI	310	0	310
Buy	SGD	78,692	06/2011	BOA	915	0	915
Buy		5,300	09/2011	BCLY	61	0	61
Buy		12,200	09/2011	CITI	142	0	142
Buy		5,900	09/2011	DUB	56	0	56
Buy		15,177	09/2011	JPM	156	0	156
Buy		12,500	09/2011	RBS	148	0	148

					$35,336	$(41,248)	$(5,912)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$81,042	$4,960	$86,002
Corporate Bonds & Notes
Banking & Finance	0	2,749,674	9,581	2,759,255
Industrials	0	299,540	0	299,540
Utilities	0	57,195	0	57,195
Convertible Bonds & Notes
Banking & Finance	0	2,645	0	2,645
Industrials	0	9,940	0	9,940
Municipal Bonds & Notes
California	0	31,626	0	31,626
New Jersey	0	2,363	0	2,363
Ohio	0	12,376	0	12,376
Puerto Rico	0	2,130	0	2,130
Rhode Island	0	1,147	0	1,147
Texas	0	2,388	0	2,388
West Virginia	0	7,354	0	7,354
U.S. Government Agencies	0	397,326	72,583	469,909
U.S. Treasury Obligations	0	19,293,845	0	19,293,845
Mortgage-Backed Securities	0	817,191	0	817,191

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Asset-Backed Securities	$0	$273,625	$107,443	$381,068
Sovereign Issues	0	712,783	0	712,783
Convertible Preferred Securities
Banking & Finance	8,489	0	0	8,489
Preferred Securities
Banking & Finance	2,192	19,988	0	22,180
Short-Term Instruments
Certificates of Deposit	0	433,155	0	433,155
Commercial Paper	0	67,087	0	67,087
Repurchase Agreements	0	1,387,682	0	1,387,682
Short-Term Notes	0	83,939	0	83,939
U.S. Treasury Bills	0	2,251,249	0	2,251,249
PIMCO Short-Term Floating NAV Portfolio	924,802	0	0	924,802
Purchased Options
Commodity Contracts	0	31	3,918	3,949
Interest Rate Contracts	0	2,141	0	2,141
	$935,483	$28,999,462	$198,485	$30,133,430

Short Sales, at value	$0	$(184,677)	$0	$(184,677)

178	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Commodity Contracts	$5,638	$561,279	$0	$566,917
Credit Contracts	0	6,881	0	6,881
Foreign Exchange Contracts	0	35,336	0	35,336
Interest Rate Contracts	620	19,707	0	20,327
	$6,258	$623,203	$0	$629,461

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	$(2,344)	$(11,725)	$(9,265)	$(23,334)
Credit Contracts	0	(7,251)	0	(7,251)
Foreign Exchange Contracts	0	(41,248)	0	(41,248)
Interest Rate Contracts	(1,896)	(41,789)	(16,535)	(60,220)
	$(4,240)	$(102,013)	$(25,800)	$(132,053)

Totals	$937,501	$29,335,975	$172,685	$30,446,161

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011(9)
Investments, at value
Bank Loan Obligations	$0	$5,000	$0	$0	$0	$(40)	$0	$0	$4,960	$(40)
Corporate Bonds & Notes
Banking & Finance	0	1,892	(225)	0	2	(2)	7,914	0	9,581	(2)
U.S. Government Agencies	0	75,100	(2,816)	0	0	299	0	0	72,583	299
Asset-Backed Securities	42,322	91,443	(10,500)	227	(28)	843	0	(16,864)	107,443	190
Purchased Options
Commodity Contracts	4,195	5,612	(5,803)	0	(914)	828	0	0	3,918	755

	$46,517	$179,047	$(19,344)	$227	$(940)	$1,928	$7,914	$(16,864)	$198,485	$1,202

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(21,521)	9,903	(5,146)	0	547	6,952	0	0	(9,265)	(4,945)
Interest Rate Contracts	(1,579)	0	(12,169)	0	0	(2,787)	0	0	(16,535)	(2,787)

	$(23,100)	$9,903	$(17,315)	$0	$547	$4,165	$0	$0	$(25,800)	$(7,732)

Totals	$23,417	$188,950	$(36,659)	$227	$(393)	$6,093	$7,914	$(16,864)	$172,685	$(6,530)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$3,949	$0	$0	$0	$2,141	$6,090
Variation margin receivable (2)	1,933	0	0	0	1,901	3,834
Unrealized appreciation on foreign currency contracts	0	0	0	35,336	0	35,336
Unrealized appreciation on swap agreements	561,279	6,881	0	0	19,708	587,868

	$567,161	$6,881	$0	$35,336	$23,750	$633,128

Liabilities:
Written options outstanding	$9,491	$1,303	$0	$0	$55,391	$66,185
Unrealized depreciation on foreign currency contracts	0	0	0	41,248	0	41,248
Unrealized depreciation on swap agreements	11,500	5,948	0	0	2,933	20,381

	$20,991	$7,251	$0	$41,248	$58,324	$127,814

See Accompanying Notes	Annual Report	March 31, 2011	179

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$(9,972)	$0	$0	$0	$0	$(9,972)
Net realized gain on futures contracts, written options and swaps	4,975,500	14,617	0	2,420	36,221	5,028,758
Net realized gain on foreign currency transactions	0	0	0	9,542	0	9,542

	$4,965,528	$14,617	$0	$11,962	$36,221	$5,028,328

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on investments (purchased options)	$4,784	$0	$0	$0	$1,427	$6,211
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	534,856	7,668	0	(1,042)	(47,722)	493,760
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(32,004)	0	(32,004)

	$539,640	$7,668	$0	$(33,046)	$(46,295)	$467,967

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $2,018 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$68,265	$(94,590)	$(26,325)
BNP	2,808	(2,400)	408
BOA	(4,973)	4,176	(797)
CITI	28,363	(39,777)	(11,414)
CSFB	41,855	(48,219)	(6,364)
DUB	57,452	(63,440)	(5,988)
GSC	63,904	(81,690)	(17,786)
HSBC	13,815	(12,970)	845
JPM	96,832	(115,570)	(18,738)
MLP	31,599	(34,980)	(3,381)
MSC	113,901	(165,244)	(51,343)
RBC	(7,711)	7,138	(573)
RBS	(18,010)	17,748	(262)
SOG	26,115	(30,755)	(4,640)
UBS	38,189	(42,360)	(4,171)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

180	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	1,100	$1,570

Petroleum Export Ltd.
3.309% due 12/07/2012		$4,440	4,429

Total Bank Loan Obligations (Cost $5,892)			5,999

CORPORATE BONDS & NOTES 7.2%

BANKING & FINANCE 4.5%

ANZ National International Ltd.
3.250% due 04/02/2012		4,100	4,207

Banco Santander Brasil S.A.
2.409% due 03/18/2014		7,200	7,226

Bank of America Corp.
0.810% due 09/11/2012		3,150	3,145
7.375% due 05/15/2014		4,800	5,420

Bank of Nova Scotia
1.650% due 10/29/2015		9,600	9,208

BPCE S.A.
4.625% due 07/29/2049	EUR	100	124

Citigroup, Inc.
1.164% due 02/15/2013		$5,800	5,820
2.312% due 08/13/2013		18,800	19,366

Goldman Sachs Group, Inc.
5.375% due 02/15/2013	EUR	3,200	4,701

HSBC Finance Corp.
6.676% due 01/15/2021		$16,600	17,237

ING Bank NV
0.933% due 01/13/2012		5,800	5,816
2.625% due 02/09/2012		9,250	9,408
3.900% due 03/19/2014		4,000	4,240

International Lease Finance Corp.
5.000% due 09/15/2012		5,000	5,102
6.375% due 03/25/2013		2,000	2,080

LeasePlan Corp. NV
3.000% due 05/07/2012		7,000	7,172

Lloyds TSB Bank PLC
2.800% due 04/02/2012		8,000	8,175

Marsh & McLennan Cos., Inc.
5.750% due 09/15/2015		1,000	1,086

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		2,800	2,789
6.875% due 04/25/2018		5,500	6,107

Nationwide Building Society
5.500% due 07/18/2012		8,700	9,128

Nordea Bank AB
1.203% due 01/14/2014		12,500	12,630

Qatari Diar Finance QSC
5.000% due 07/21/2020		6,200	6,142

Royal Bank of Scotland Group PLC
0.707% due 04/08/2011		10,000	10,000
1.203% due 04/23/2012		5,800	5,849

Springleaf Finance Corp.
5.200% due 12/15/2011		5,000	5,012
5.625% due 08/17/2011		2,700	2,717
5.900% due 09/15/2012		1,300	1,294

Svenska Handelsbanken AB
1.310% due 09/14/2012		4,500	4,541

Swedbank AB
2.800% due 02/10/2012		5,330	5,429

Wachovia Corp.
0.494% due 08/01/2013		1,460	1,452

			192,623

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 2.1%

Arrow Electronics, Inc.
6.000% due 04/01/2020		$1,700	$1,800

Black & Decker Corp.
8.950% due 04/15/2014		500	591

CSX Corp.
6.250% due 03/15/2018		250	285

Cytec Industries, Inc.
8.950% due 07/01/2017		500	611

Daimler Finance North America LLC
5.750% due 09/08/2011		500	511

Dow Chemical Co.
2.562% due 08/08/2011		3,000	3,023
6.000% due 10/01/2012		2,300	2,460

Jones Group, Inc.
5.125% due 11/15/2014		8,200	8,292

Macy's Retail Holdings, Inc.
5.750% due 07/15/2014		700	752
8.375% due 07/15/2015		2,000	2,335

MeadWestvaco Corp.
7.375% due 09/01/2019		1,000	1,077

New York Times Co.
5.000% due 03/15/2015		6,000	6,014

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		5,800	6,141

Office Depot, Inc.
6.250% due 08/15/2013		14,000	14,490

Pearson Dollar Finance PLC
6.250% due 05/06/2018		750	841

President and Fellows of Harvard College
4.875% due 10/15/2040		5,700	5,467

Pulte Group, Inc.
5.250% due 01/15/2014		6,000	6,120

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015		500	541

Rohm and Haas Co.
6.000% due 09/15/2017		1,000	1,104

RR Donnelley & Sons Co.
8.600% due 08/15/2016		1,000	1,142
11.250% due 02/01/2019		1,000	1,258

Seagate Technology HDD Holdings
6.375% due 10/01/2011		9,000	9,225

Toll Brothers Finance Corp.
6.750% due 11/01/2019		1,200	1,240

UST LLC
5.750% due 03/01/2018		1,000	1,062

Valero Energy Corp.
9.375% due 03/15/2019		250	320

WEA Finance LLC
7.125% due 04/15/2018		8,000	9,282

Whirlpool Corp.
7.750% due 07/15/2016		1,000	1,170

			87,154

UTILITIES 0.6%

BP Capital Markets PLC
0.450% due 04/11/2011		4,100	4,100
2.750% due 06/14/2011	CHF	500	547
3.625% due 05/08/2014		$600	623
4.750% due 03/10/2019		1,200	1,249

CenturyLink, Inc.
6.000% due 04/01/2017		1,000	1,068
6.150% due 09/15/2019		900	945

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Embarq Corp.
7.082% due 06/01/2016		$4,000	$4,548

Qwest Corp.
8.875% due 03/15/2012		4,000	4,290

Sprint Capital Corp.
8.375% due 03/15/2012		6,850	7,261

			24,631

Total Corporate Bonds & Notes (Cost $292,683)			304,408

CONVERTIBLE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Host Hotels & Resorts LP
2.625% due 04/15/2027		3,000	3,019

Total Convertible Bonds & Notes (Cost $2,881)			3,019

U.S. GOVERNMENT AGENCIES 0.2%

Fannie Mae
2.375% due 07/28/2015 (g)		6,000	6,061
4.000% due 10/01/2040		40	39
5.500% due 10/01/2034 - 08/01/2035		1,031	1,108

Freddie Mac
0.220% due 05/04/2011		314	314

Total U.S. Government Agencies (Cost $7,555)			7,522

U.S. TREASURY OBLIGATIONS 0.1%

Treasury Inflation Protected Securities (b)
2.375% due 01/15/2025 (g)		117	131
3.625% due 04/15/2028 (g)		136	176

U.S. Treasury Notes
0.500% due 11/30/2012		3,200	3,192
0.625% due 06/30/2012		700	701

Total U.S. Treasury Obligations (Cost $4,213)			4,200

MORTGAGE-BACKED SECURITIES 0.2%

Merrill Lynch Floating Trust
0.797% due 07/09/2021		2,799	2,663

Wells Fargo Mortgage-Backed Securities Trust
5.892% due 09/25/2036		4,784	4,356

Total Mortgage-Backed Securities (Cost $6,716)			7,019

ASSET-BACKED SECURITIES 0.0%

Aircraft Certificate Owner Trust
6.455% due 09/20/2022		255	252
7.001% due 09/20/2022		1,300	1,202

SLM Student Loan Trust
0.509% due 12/17/2018		136	136

Total Asset-Backed Securities (Cost $1,613)			1,590

SOVEREIGN ISSUES 4.0%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	5,006	3,019
10.000% due 01/01/2017		102,000	55,442

Canada Government International Bond
1.500% due 06/01/2012	CAD	89,000	91,836

Export-Import Bank of Korea
1.360% due 03/13/2012		$5,600	5,599

Mexico Government International Bond
5.950% due 03/19/2019		1,500	1,679
6.050% due 01/11/2040		6,500	6,728

See Accompanying Notes	Annual Report	March 31, 2011	181

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
5.250% due 01/20/2020	$5,000	$5,215

Total Sovereign Issues (Cost $165,559)		169,518

	SHARES
MUTUAL FUNDS (c)(d) 55.3%

PIMCO CommodityRealReturn Strategy Fund®	1,703,650	16,508

PIMCO Developing Local Markets Fund	3,865,146	42,053

PIMCO Emerging Local Bond Fund	17,812,734	190,953

PIMCO Emerging Markets and Infrastructure Bond Fund	18,289,254	208,498

PIMCO Emerging Markets Bond Fund	7,189,013	79,726

PIMCO EqS Emerging Markets Fund	5,208,333	54,010

PIMCO EqS Pathfinder FundTM	32,620,097	344,468

PIMCO Global Advantage Strategy Bond Fund	27,632,616	311,696

PIMCO Global Bond Fund (Unhedged)	6,165,399	60,421

PIMCO Investment Grade Corporate Bond Fund	7,017,417	74,174

PIMCO RealEstateRealReturn Strategy Fund	1,991,260	9,478

PIMCO StocksPLUS® Fund	73,286,288	654,447

PIMCO Total Return Fund	13,600,879	147,977

PIMCO Unconstrained Bond Fund	13,189,609	147,328

Total Mutual Funds (Cost $2,208,482)		2,341,737

EXCHANGE-TRADED FUNDS 22.5%

iShares MSCI EAFE Index Fund	5,365,616	322,420

PIMCO Investment Grade Corporate Bond Index Fund (c)	401,973	39,494

SPDR Gold Trust	883,185	123,487

	SHARES	MARKET VALUE (000S)

Vanguard Emerging Markets ETF	9,514,111	$465,430

Total Exchange-Traded Funds (Cost $870,550)		950,831

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 8.4%

CERTIFICATES OF DEPOSIT 1.3%

Banco Bradesco S.A.
1.955% due 01/24/2013	$6,000	6,041

Banco Do Brasil S.A.
0.000% due 11/15/2011	10,600	10,649

BNP Paribas
0.660% due 03/02/2012	8,400	8,410

Itau Unibanco S.A.
1.350% due 07/19/2011	17,800	17,732
1.450% due 06/13/2011	6,000	5,986
1.700% due 09/12/2011	6,000	5,963

		54,781

COMMERCIAL PAPER 0.1%

BMW U.S. Capital LLC
0.470% due 04/26/2011	5,300	5,298

REPURCHASE AGREEMENTS 5.0%

Barclays Capital, Inc.
0.130% due 04/01/2011	32,900	32,900
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% - 8.750% due 08/15/2020 - 05/15/2038 valued at $33,570. Repurchase proceeds are $32,900.)
0.130% due 04/11/2011	25,900	25,900
(Dated 03/10/2011. Collateralized by Freddie Mac 0.193% - 4.375% due 02/04/2013 - 07/17/2015 valued at $26,452. Repurchase proceeds are $25,900.)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	20,000	20,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $20,430. Repurchase proceeds are $20,000.)
0.150% due 04/01/2011	13,200	13,200
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $13,466. Repurchase proceeds are $13,200.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	$20,000	$20,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2041 valued at $20,431. Repurchase proceeds are $20,000.)

Goldman Sachs & Co.
0.160% due 04/01/2011	36,000	36,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $37,069. Repurchase proceeds are $36,000.)
0.440% due 06/02/2011	2,626	2,626
(Dated 03/02/2011. Collateralized by FMS Wertmanagement 2.000% due 11/15/2012 valued at $2,021. Repurchase proceeds are $2,626.)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011	57,000	57,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.75% - 1.250% due 05/31/2012 - 09/30/2015 valued at $58,215. Repurchase proceeds are $57,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	2,897	2,897
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,965. Repurchase proceeds are $2,897.)

		210,523

U.S. TREASURY BILLS 1.6%
0.155% due 06/16/2011 - 09/22/2011 (a)(e)(g)	68,995	68,962

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 0.4%
	1,604,940	16,078

Total Short-Term Instruments (Cost $355,432)		355,642

PURCHASED OPTIONS (i) 0.6%
(Cost $36,087)		27,090

Total Investments 98.7% (Cost $3,957,663)		$4,178,575

Written Options (j) (0.1%) (Premiums $3,424)		(4,800)

Other Assets and Liabilities (Net) 1.4%		59,299

Net Assets 100.0%		$4,233,074

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Principal amount of security is adjusted for inflation.
(c)	Affiliated to the Fund.
(d)	Institutional Class Shares of each Fund.
(e)	Securities with an aggregate market value of $7,111 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $1,111 at a weighted average interest rate of -0.919%. On March 31, 2011, there were no open reverse repurchase agreements.

182	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(g)	Securities with an aggregate market value of $22,249 and cash of $5 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar March Futures	Long	03/2012	2,049	$1,222
90-Day Eurodollar September Futures	Long	09/2011	1,921	312
E-mini S&P 500 Index June Futures	Long	06/2011	2,535	2,882
WTI Crude Oil May Futures	Long	04/2011	1,177	4,316

				$8,732

(h)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Arrow Electronics, Inc.	GSC	(1.000%	)	12/20/2019	1.633%	$	1,700	$78	$0	$78
Black & Decker Corp.	CITI	(2.200%	)	06/20/2014	0.241%		500	(32)	0	(32)
CenturyLink, Inc.	JPM	(2.000%	)	06/20/2017	1.487%		1,000	(30)	0	(30)
CenturyLink, Inc.	MSC	(1.000%	)	09/20/2019	1.738%		900	47	(11)	58
CSX Corp.	BCLY	(1.350%	)	03/20/2018	0.630%		250	(12)	0	(12)
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.697%		300	12	28	(16)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.697%		200	8	17	(9)
Embarq Corp.	BCLY	(1.650%	)	06/20/2016	0.847%		2,000	(80)	0	(80)
Embarq Corp.	DUB	(1.000%	)	06/20/2016	0.833%		1,000	(9)	(16)	7
Embarq Corp.	JPM	(2.350%	)	06/20/2016	0.847%		1,000	(75)	0	(75)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.481%		3,000	(20)	64	(84)
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	1.977%		8,200	280	262	18
Macy's Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.279%		2,000	(471)	0	(471)
Macy's Retail Holdings, Inc.	BNP	(5.000%	)	09/20/2014	0.940%		700	(98)	(73)	(25)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	09/20/2015	0.916%		1,000	(4)	(23)	19
New York Times Co.	BCLY	(1.000%	)	03/20/2015	1.739%		2,000	55	115	(60)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.739%		4,000	(498)	(358)	(140)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.532%		8,200	(496)	78	(574)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	2.532%		5,800	(351)	37	(388)
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.824%		750	2	0	2
Pulte Group, Inc.	DUB	(1.000%	)	03/20/2014	2.337%		6,000	226	187	39
Qwest Corp.	JPM	(1.000%	)	03/20/2012	0.234%		4,500	(35)	65	(100)
Rio Tinto Alcan, Inc.	BCLY	(1.740%	)	06/20/2015	0.142%		500	(33)	0	(33)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.545%		1,000	(64)	0	(64)
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.519%		1,000	(122)	(92)	(30)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	3.024%		1,000	(31)	0	(31)
Seagate Technology HDD Holdings	DUB	(1.000%	)	12/20/2011	0.297%		9,000	(49)	110	(159)
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	2.319%		1,200	109	43	66
UST LLC	BCLY	(0.700%	)	03/20/2018	0.361%		1,000	(22)	0	(22)
Valero Energy Corp.	GSC	(2.700%	)	03/20/2019	1.547%		250	(20)	0	(20)
Westvaco Corp.	JPM	(1.000%	)	09/20/2019	2.072%		1,000	74	16	58
Whirlpool Corp.	BOA	(2.980%	)	09/20/2016	1.644%		1,000	(68)	0	(68)

								$(1,729)	$449	$(2,178)

Credit Default Swaps on Corporate, Sovereign, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
America Movil S.A.B. de C.V.	DUB	1.000%	03/20/2012	0.475%	$	5,300	$29	$(13)	$42
Australia Government Bond	BCLY	1.000%	03/20/2016	0.505%		4,000	96	86	10
Australia Government Bond	BOA	1.000%	09/20/2015	0.456%		7,000	167	162	5
BP Capital Markets America, Inc.	CSFB	5.000%	06/20/2015	0.655%		1,000	178	15	163
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		2,800	69	(48)	117
BP Capital Markets America, Inc.	DUB	5.000%	06/20/2015	0.655%		1,000	179	35	144
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%		1,100	5	(57)	62
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%		400	10	(10)	20
BP Capital Markets America, Inc.	JPM	5.000%	06/20/2015	0.655%		2,000	358	34	324
Brazil Government International Bond	BCLY	1.000%	06/20/2011	0.346%		7,000	12	17	(5)
China Government International Bond	BCLY	1.000%	06/20/2011	0.184%		11,000	23	60	(37)
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.898%		2,700	11	(106)	117
Emirate of Abu Dhabi	MSC	1.000%	12/20/2014	0.898%		4,400	18	(76)	94
France Government Bond	BOA	0.250%	06/20/2015	0.620%		2,800	(42)	(54)	12
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%		4,000	7	53	(46)
Japan Government International Bond	BNP	1.000%	09/20/2015	0.887%		1,900	10	11	(1)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.809%		5,300	40	40	0
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		200	0	(2)	2
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		500	1	(6)	7
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		1,000	2	(12)	14
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		6,700	13	94	(81)
Republic of Germany	BOA	0.250%	06/20/2015	0.345%		2,800	(11)	(26)	15
U.S. Treasury Notes	BCLY	0.250%	12/20/2014	0.291%	EUR	5,200	(11)	(25)	14

							$1,164	$172	$992

See Accompanying Notes	Annual Report	March 31, 2011	183

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	215,770	$(2,639)	$(1,801)	$(838)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		15,400	(188)	(15)	(173)
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		21,650	(264)	(465)	201
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		36,100	1,707	1,679	28
CMBX.NA.AAA.3 Index	GSC	(0.080%	)	12/13/2049		2,200	103	108	(5)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		10,800	503	540	(37)
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		10,800	504	500	4

							$(274)	$546	$(820)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY	BRL	195,000	$1,277	$98	$1,179
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		6,400	42	13	29
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		4,000	25	8	17
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		4,700	30	10	20
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		150,200	1,391	437	954
Pay	1-Year BRL-CDI	11.970%	01/02/2012	HSBC		116,000	121	(35)	156
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		40,000	104	184	(80)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		65,400	(319)	51	(370)
Pay	1-Year BRL-CDI	11.935%	01/02/2014	HSBC		40,400	(203)	26	(229)
Pay	1-Year BRL-CDI	12.310%	01/02/2014	MLP		56,300	43	331	(288)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	CITI	$	5,600	(30)	(26)	(4)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	JPM		10,900	(59)	(50)	(9)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	BCLY		23,900	290	739	(449)
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	MSC		4,400	54	136	(82)

							$2,766	$1,922	$844

Total Return Swaps on Commodities

Pay/Receive Commodity Exchange	Reference Entity	(Pay)/Receive Fixed Price Per Unit	Maturity Date	Counterparty	# of Units	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	ICE Brent Crude December Futures	$115.200	11/14/2011	MSC	39	$10	$0	$10
Pay	ICE Brent Crude December Futures	(110.950)	11/14/2012	MSC	39	(5)	0	(5)
Pay	NYMEX WTI Crude December Futures	(108.000)	11/17/2011	MSC	39	(12)	0	(12)
Receive	NYMEX WTI Crude December Futures	104.750	11/15/2012	MSC	39	14	0	14
Receive	NYMEX WTI Crude June Futures	101.100	05/21/2012	DUB	391	2,255	0	2,255

						$2,262	$0	$2,262

184	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

Total Return Swaps on Indices and Securities
Pay/Receive Total Return on Reference Index	Reference Index	# of Shares or Units	Financing Rate (6)	Notional Amount		Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	DJUBSF3T Index	34,636	3-Month USD-LIBOR plus a specified spread	$	24,530	04/27/2011	BCLY	$443
Receive	DJUBSTR Index	20,941	3-Month USD-LIBOR plus a specified spread		7,010	04/27/2011	DUB	156
Receive	DJUBSYTR Index	761	3-Month USD-LIBOR plus a specified spread		317	04/27/2011	DUB	11
Pay	DJUBWHTR Index	5,544	3-Month USD-LIBOR plus a specified spread		251	04/27/2011	DUB	(9)
Receive	ENHGD84T Index	102,090	3-Month USD-LIBOR plus a specified spread		43,380	04/27/2011	GSC	773
Receive	Sberbank of Russia	2,262,975	0.650%		7,400	12/13/2011	GSC	1,102
Receive	MOTT3001 Index	59,022	3-Month USD-LIBOR plus a specified spread		21,310	04/27/2011	MSC	384
Receive	MOTT3002 Index	18,463	3-Month USD-LIBOR plus a specified spread		6,540	04/27/2011	MSC	118
Receive	MOTT3007 Index	16,773	3-Month USD-LIBOR plus a specified spread		5,930	04/27/2011	MSC	107

								$3,085

(6)	Financing rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

Variance Swaps
Pay/Receive Variance (7)	Reference Entity	Strike Price	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	CBOT Corn July Futures	$0.158	06/24/2011	DUB	$	430	$(8)	$0	$(8)
Pay	London Gold Market Fixing Ltd. PM	0.074	04/12/2011	GSC		1,100	64	0	64
Pay	London Gold Market Fixing Ltd. PM	0.072	06/08/2011	MSC		1,000	49	0	49
Pay	London Gold Market Fixing Ltd. PM	0.041	09/29/2011	JPM		700	2	0	2
Pay	NYMEX WTI Crude May Futures	0.172	04/14/2011	DUB		160	16	0	16
Pay	S&P GSCI Crude Oil Index	0.111	05/17/2011	DUB		800	38	0	38
Pay	S&P GSCI Crude Oil Index	0.114	05/17/2011	DUB		200	6	0	6

							$167	$0	$167

(7)

At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

(i)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	4,852	$6,493	$2,377

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	180,780	$2,043	$2,105
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		487,100	18,160	17,242
Put - OTC 10-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	5.000%	09/14/2018	GBP	2,000	56	129

								$20,259	$19,476

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	$	0.979	04/18/2011	AUD	27,800	$136	$7
Call - OTC EUR versus USD		1.425	04/18/2011	EUR	20,100	127	194
Put - OTC EUR versus USD		1.000	05/04/2011		72,210	515	0
Put - OTC EUR versus USD		1.000	05/22/2015		166,400	8,240	4,856
Call - OTC USD versus CAD	CAD	0.993	04/18/2011	$	18,700	63	25
Put - OTC USD versus CHF	CHF	0.909	04/18/2011		18,700	91	100
Call - OTC USD versus NOK	NOK	5.769	04/18/2011		9,400	56	9
Call - OTC USD versus SEK	SEK	6.495	04/18/2011		18,700	107	46

						$9,335	$5,237

See Accompanying Notes	Annual Report	March 31, 2011	185

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(j)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	6,400	$41	$(93)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,500	17	(36)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		13,800	82	(201)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,200	69	(164)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		113,400	908	(1,656)
Put - OTC 2-Year Interest Rate Swap	UBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		9,300	50	(136)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		9,400	84	(120)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		15,200	146	(195)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,000	9	(13)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		16,500	171	(257)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,200	221	(259)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		20,200	189	(259)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		15,300	150	(238)

								$2,137	$(3,627)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	0.950%	06/15/2011	$	98,100	$324	$(260)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		6,100	27	(24)

							$351	$(284)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC AUD versus USD	$	1.027	04/18/2011	AUD	27,800	$118	$(369)
Put - OTC EUR versus CHF	CHF	1.280	06/29/2011	EUR	2,500	49	(50)
Put - OTC EUR versus USD	$	1.364	04/18/2011		20,100	138	(19)
Put - OTC USD versus CAD	CAD	0.961	04/18/2011	$	18,700	59	(55)
Call - OTC USD versus CHF	CHF	0.950	04/18/2011		18,700	91	(10)
Put - OTC USD versus NOK	NOK	5.507	04/18/2011		9,400	48	(82)
Put - OTC USD versus SEK	SEK	6.192	04/18/2011		18,700	95	(64)

						$598	$(649)

Inflation Cap
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Cap - OTC CPURNSA Index	BNP	215.949	Maximum of ((Index Final/Index Initial - 1) - 5.000%) or 0	03/04/2015	$4,000	$68	$(38)

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	BNP	215.949	Maximum of (-1.000% - (Index Final/Index Initial - 1)) or 0	03/04/2015	$4,000	$56	$(31)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,000	106	(68)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	14,400	108	(103)

						$270	$(202)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in NZD		Premium
Balance at 03/31/2010	741	$156,965	AUD	0	EUR	69,000	NZD	0	$6,255
Sales	2,878	648,700		133,300		277,400		34,800	21,152
Closing Buys	(3,619)	(131,065)		0		(236,900)		0	(21,598)
Expirations	0	(155,700)		(65,700)		(86,900)		(34,800)	(1,858)
Exercised	0	(60,400)		(39,800)		0		0	(527)

Balance at 03/31/2011	0	$458,500	AUD	27,800	EUR	22,600	NZD	0	$3,424

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	3.500%	04/01/2041	$1,000	$938	$(940)
Fannie Mae	5.500%	05/01/2041	1,000	1,066	(1,065)

				$2,004	$(2,005)

186	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	13,900	04/2011	MSC	$386	$0	$386
Buy		60,493	04/2011	RBS	3,233	0	3,233
Buy		13,900	04/2011	UBS	386	0	386
Sell	BRL	224,842	04/2011	BCLY	0	(5,191)	(5,191)
Buy		688	04/2011	MSC	9	0	9
Buy		224,154	04/2011	RBS	3,271	0	3,271
Sell		688	07/2011	MSC	0	(9)	(9)
Sell		224,154	07/2011	RBS	0	(3,317)	(3,317)
Buy	CAD	9,117	04/2011	CITI	50	0	50
Buy		9,117	04/2011	MSC	50	0	50
Buy		2,606	06/2011	BNP	17	0	17
Sell	CHF	8,688	04/2011	CSFB	0	(110)	(110)
Sell		8,688	04/2011	UBS	0	(110)	(110)
Buy		37,056	05/2011	BNP	911	0	911
Buy		43,551	09/2011	BOA	162	0	162
Buy		43,970	09/2011	CITI	159	0	159
Sell		42,600	09/2011	DUB	38	0	38
Buy		76,033	09/2011	RBS	258	0	258
Buy		365	09/2011	UBS	1	0	1
Buy		14,656	11/2011	BCLY	9	(3)	6
Buy		84,106	11/2011	DUB	311	0	311
Buy		9,997	11/2011	JPM	0	(9)	(9)
Buy		9,948	11/2011	RBS	2	0	2
Buy		3,078	02/2012	BCLY	0	(3)	(3)
Sell		157,788	02/2012	JPM	0	(255)	(255)
Buy		42,600	09/2015	DUB	59	0	59
Buy	EUR	30,195	04/2011	CITI	1,861	0	1,861
Sell		1,010	04/2011	CITI	0	(58)	(58)
Sell		13,050	04/2011	CSFB	0	(226)	(226)
Sell		10,050	04/2011	RBS	0	(210)	(210)
Buy		27,195	04/2011	UBS	1,869	0	1,869
Buy	GBP	18,005	06/2011	BOA	0	(49)	(49)
Buy		27,007	06/2011	CITI	0	(31)	(31)
Buy		27,006	06/2011	CSFB	0	(44)	(44)
Sell	HUF	1,131,600	07/2011	DUB	0	(753)	(753)
Sell	IDR	93,005,000	04/2011	BCLY	0	(786)	(786)
Sell	INR	427,794	05/2011	BCLY	0	(162)	(162)
Sell		936,935	08/2011	HSBC	0	(440)	(440)
Sell	JPY	3,235,260	04/2011	DUB	2,055	0	2,055
Sell		519,830	04/2011	HSBC	9	0	9
Sell		1,493,410	04/2011	RBC	495	0	495
Buy		7,128,442	04/2011	RBS	102	0	102
Sell	KRW	36,628,868	05/2011	JPM	0	(1,709)	(1,709)
Sell	MXN	266,900	07/2011	CITI	0	(555)	(555)
Sell		255,986	07/2011	HSBC	0	(775)	(775)
Sell	MYR	71,943	08/2011	CITI	0	(449)	(449)
Buy	NOK	52,891	04/2011	UBS	156	0	156
Buy		93,860	05/2011	BCLY	224	0	224
Sell	PLN	80,517	08/2011	UBS	0	(193)	(193)
Buy	SEK	59,197	04/2011	BCLY	21	0	21
Buy		59,199	04/2011	RBS	22	0	22
Buy		79,601	05/2011	BNP	246	0	246
Sell	TRY	13,548	07/2011	HSBC	0	(79)	(79)
Sell		11,867	07/2011	JPM	0	(71)	(71)
Buy	TWD	782,060	04/2011	CITI	77	0	77
Sell		782,060	04/2011	CITI	0	(65)	(65)
Buy		782,060	04/2011	DUB	66	0	66
Sell		782,059	04/2011	DUB	0	(224)	(224)
Sell		782,059	01/2012	CITI	0	(90)	(90)
Sell	ZAR	3,084	07/2011	DUB	0	(10)	(10)
Sell		234,008	07/2011	JPM	74	(474)	(400)

					$16,589	$(16,460)	$129

See Accompanying Notes	Annual Report	March 31, 2011	187

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$5,999	$0	$5,999
Corporate Bonds & Notes
Banking & Finance	0	192,623	0	192,623
Industrials	0	87,154	0	87,154
Utilities	0	24,631	0	24,631
Convertible Bonds & Notes
Industrials	0	3,019	0	3,019
U.S. Government Agencies	0	7,522	0	7,522
U.S. Treasury Obligations	0	4,200	0	4,200
Mortgage-Backed Securities	0	7,019	0	7,019
Asset-Backed Securities	0	136	1,454	1,590
Sovereign Issues	0	169,518	0	169,518
Mutual Funds	2,341,737	0	0	2,341,737
Exchange-Traded Funds	950,831	0	0	950,831
Short-Term Instruments
Certificates of Deposit	0	54,781	0	54,781
Commercial Paper	0	5,298	0	5,298
Repurchase Agreements	0	210,523	0	210,523
U.S. Treasury Bills	0	68,962	0	68,962
PIMCO Short-Term Floating NAV Portfolio	16,078	0	0	16,078
Purchased Options
Equity Contracts	2,377	0	0	2,377

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Foreign Exchange Contracts	$0	$5,237	$0	$5,237
Interest Rate Contracts	0	19,476	0	19,476
	$3,311,023	$866,098	$1,454	$4,178,575

Short Sales, at value	$0	$(2,005)	$0	$(2,005)

Financial Derivative Instruments (7) - Assets
Commodity Contracts	4,316	4,446	0	8,762
Credit Contracts	0	1,740	0	1,740
Equity Contracts	2,882	1,102	0	3,984
Foreign Exchange Contracts	0	16,589	0	16,589
Interest Rate Contracts	1,534	2,355	0	3,889
	$8,732	$26,232	$0	$34,964

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	0	(34)	0	(34)
Credit Contracts	0	(4,030)	0	(4,030)
Foreign Exchange Contracts	0	(17,109)	0	(17,109)
Interest Rate Contracts	0	(5,138)	(240)	(5,378)
	$0	$(26,311)	$(240)	$(26,551)

Totals	$3,319,755	$864,014	$1,214	$4,184,983

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Asset-Backed Securities	$0	$1,550	$(74)	$1	$0	$(23)	$0	$0	$1,454	$(23)
Purchased Options
Commodity Contracts	54	0	(75)	0	20	1	0	0	0	0

	$54	$1,550	$(149)	$1	$20	$(22)	$0	$0	$1,454	$(23)

Financial Derivative Instruments (7) - Liabilities
Commodity Contracts	(56)	135	0	0	(80)	1	0	0	0	0
Credit Contracts	(47)	0	0	0	429	(382)	0	0	0	0
Interest Rate Contracts	(230)	0	(105)	0	75	20	0	0	(240)	74

	$(333)	$135	$(105)	$0	$424	$(361)	$0	$0	$(240)	$74

Totals	$(279)	$1,685	$(254)	$1	$444	$(383)	$0	$0	$1,214	$51

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

188	PIMCO Funds	Strategic Markets Bond Funds	See Accompanying Notes

March 31, 2011

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$2,377	$5,237	$19,476	$27,090
Variation margin receivable (2)	2,884	0	0	0	424	3,308
Unrealized appreciation on foreign currency contracts	0	16,589	0	0	0	16,589
Unrealized appreciation on swap agreements	4,446	1,740	1,102	0	2,355	9,643

	$7,330	$18,329	$3,479	$5,237	$22,255	$56,630

Liabilities:
Written options outstanding	$0	$284	$0	$649	$3,867	$4,800
Variation margin payable (2)	0	0	368	0	0	368
Unrealized depreciation on foreign currency contracts	0	16,460	0	0	0	16,460
Unrealized depreciation on swap agreements	34	3,746	0	0	1,511	5,291

	$34	$20,490	$368	$649	$5,378	$26,919

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$(2)	$0	$(18,474)	$(2,146)	$723	$(19,899)
Net realized gain (loss) on futures contracts, written options and swaps	53,144	(1,170)	40,557	4,531	3,356	100,418
Net realized (loss) on foreign currency transactions	0	0	0	(3,213)	0	(3,213)

	$53,142	$(1,170)	$22,083	$(828)	$4,079	$77,306

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$1	$0	$9,073	$(4,098)	$(844)	$4,132
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	8,334	(788)	(3,643)	(51)	(660)	3,192
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	96	0	96

	$8,335	$(788)	$5,430	$(4,053)	$(1,504)	$7,420

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $8,732 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(2,226)	$1,699	$(527)
BNP	953	(720)	233
BOA	(2,309)	2,555	246
CITI	702	(810)	(108)
CSFB	2,049	(2,210)	(161)
DUB	7,822	(6,110)	1,712
GSC	1,314	(1,620)	(306)
HSBC	153	(480)	(327)
JPM	(2,415)	1,849	(566)
MLP	73	(40)	33
MSC	17,697	(17,796)	(99)
RBC	495	(320)	175
RBS	1,637	(980)	657
UBS	1,538	(1,520)	18

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	189

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Class A, B, C and R shares (the “Retail Classes”) of 15 funds (the “Funds”) offered by the Trust. Certain detailed financial information for the Institutional, P, Administrative and D Classes (the “Other Classes”) is provided separately and is available upon request.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(g) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR

VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

190	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield

Annual Report	March 31, 2011	191

Notes to Financial Statements (Cont.)

fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Funds may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(f) Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2011 are disclosed in the Notes to the Schedules of Investments.

(g) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(h) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the

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interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(i) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

(j) When-Issued Transactions Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the

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Notes to Financial Statements (Cont.)

event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

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Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure of the underlying reference securities. Total return swap agreements on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Variance Swap Agreements  Certain Funds may invest in variance swap agreements to gain or mitigate exposure of the underlying reference securities. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

6.  PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the PIMCO Fund of Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund in the case of the PIMCO Global Multi-Asset Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Fund (or Acquired Fund in the case of the PIMCO Global Multi-Asset Fund), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund in the case of the PIMCO Global Multi-Asset Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds in the case of the PIMCO Global Multi-Asset Fund) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Annual Report	March 31, 2011	195

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently falls, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

196	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

7.  BASIS FOR CONSOLIDATION FOR PIMCO COMMODITIESPLUSTM SHORT STRATEGY FUND, PIMCO COMMODITIESPLUSTM STRATEGY FUND, PIMCO COMMODITYREALRETURN STRATEGY FUND® AND PIMCO GLOBAL MULTI-ASSET FUND (“Commodity Funds”)

The PIMCO Cayman Commodity Fund I, II, III, and IV (“Commodity Subsidiary”), the Cayman Islands exempted companies, were incorporated as wholly owned subsidiaries acting as investment vehicles for the Commodity Funds in order to effect certain investments for the Commodity Funds consistent with the Commodity Fund’s investment objectives and policies specified in their respective prospectus and statement of additional information. A subscription agreement was entered into between the Commodity Funds and their respective Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary with the intent that each Commodity Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, each Commodity Subsidiary, shares issued by each Commodity Subsidiary confers upon a shareholder the right to receive notice of, to attend and to vote at general meetings of each of the Commodity Subsidiaries and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of each of the Commodity Subsidiaries. See the table below for details regarding the structure, incorporation and relationship as of March 31, 2011 of each Subsidiary to its Fund (amounts in thousands).

Fund Name	Subsidiary	Incorporated Date	Subscription Agreement	Approximate Fund Net Assets	Approximate Subsidiary Net Assets	Percentage
PIMCO CommoditiesPLUSTM Short Strategy Fund (the “CPSS Fund”)	PIMCO Cayman Commodity Fund IV Ltd. (the “CPSS Subsidiary”)	April 14, 2010	May 7, 2010	$5,000	$586	12.0%
PIMCO CommoditiesPLUSTM Strategy Fund (the “CPS Fund”)	PIMCO Cayman Commodity Fund III Ltd. (the “CPS Subsidiary”)	April 14, 2010	May 7, 2010	2 ,000,000	414,000	18.8
PIMCO CommodityRealReturn Strategy Fund® (the “CRRS Fund”)	PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”)	July 21, 2006	August 1, 2006	27,000,000	6,000,000	21.0
PIMCO Global Multi-Asset Fund (the “GMA Fund”)	PIMCO Cayman Commodity Fund II Ltd. (the “GMA Subsidiary”)	November 21, 2008	December 10, 2008	4,000,000	226,000	5.3

8.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee						Supervisory and Administrative Fee
Fund Name	All Classes		A, B and C Classes		Class R		Institutional Class	Class P	Administrative Class	Class D(1)
PIMCO All Asset Fund	0.175%	(2)	0.40%	(6)	0.45%	(7)	0.05%	0.15%	0.05%	0.45%
PIMCO All Asset All Authority Fund	0.20%	(3)	0.40%	(8)	N/A		0.05%	0.15%	N/A	0.45%
PIMCO Fundamental Advantage Total Return Strategy Fund	0.64%		0.40%		N/A		0.25%	0.35%	N/A	0.65%
PIMCO Fundamental IndexPLUSTM TR Fund	0.54%		0.40%		N/A		0.25%	0.35%	0.25%	0.65%
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0.39%		0.40%		N/A		0.25%	0.35%	0.25%	0.65%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.45%		0.45%		N/A		0.30%	N/A	N/A	0.70%
PIMCO RealEstateRealReturn Strategy Fund	0.49%		0.45%	(9)	N/A		0.25%	0.35%	N/A	0.65%
PIMCO Small Cap StocksPLUS® TR Fund	0.44%		0.40%		N/A		0.25%	0.35%	N/A	0.65%
PIMCO StocksPLUS® Fund	0.25%		0.40%		0.40%		0.25%	0.35%	0.25%	0.65%
PIMCO StocksPLUS® Total Return Fund	0.39%		0.40%		N/A		0.25%	0.35%	N/A	0.65%
PIMCO StocksPLUS® TR Short Strategy Fund	0.39%	(5)	0.40%		N/A		0.25%	0.35%	N/A	0.65%
PIMCO CommoditiesPLUSTM Short Strategy Fund	0.54%		0.50%		N/A		0.25%	0.35%	N/A	0.75%
PIMCO CommoditiesPLUSTM Strategy Fund	0.49%		0.50%		0.50%		0.25%	0.35%	N/A	0.75%
PIMCO CommodityRealReturn Strategy Fund®	0.49%		0.50%	(10)	0.50%	(10)	0.25%	0.35%	0.25%	0.75%	(11)
PIMCO Global Multi-Asset Fund(4)	0.90%		0.40%		0.40%		0.05%	0.15%	N/A	0.65%

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)

PIMCO has contractually agreed, through July 31, 2011, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Annual Report	March 31, 2011	197

Notes to Financial Statements (Cont.)

(3)

PIMCO has contractually agreed, through July 31, 2011, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(4)

PIMCO has contractually agreed, through July 31, 2011, to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(5)	Effective October 1, 2010, the Fund’s Investment Advisory Fee was reduced by 0.05% to 0.39% per annum.
(6)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(7)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.35% per annum.
(8)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.15% to 0.25% per annum.
(9)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.40% per annum.
(10)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.45% per annum.
(11)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.70% per annum.

(c) Distribution and Servicing Fees  Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributors was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributors distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%

	Allowable Rate
	Distribution Fee	Servicing Fee
Class C
PIMCO StocksPLUS® Fund	0.50%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributors also receive the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2011, the Distributors received $27,197,430 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO CommoditiesPLUSTM Short Strategy and PIMCO CommoditiesPLUSTM Strategy Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Class A	Class C	Class R	Inst’l Class	Class P	Admin Class	Class D
PIMCO CommoditiesPLUS™ Short Strategy Fund	1.29%	2.04%	—	0.79%	0.89%	—	1.29%
PIMCO CommoditiesPLUS™ Strategy Fund	1.24%	1.99%	1.49%	0.74%	0.84%	—	1.24%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO CommoditiesPLUS™ Short Strategy Fund	$22
PIMCO CommoditiesPLUS™ Strategy Fund	8

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

198	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO All Asset Fund, PIMCO All Asset All Authority Fund and PIMCO Short-Term Floating NAV Portfolio do not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the PIMCO All Asset Fund (the “AA Fund”), PIMCO All Asset All Authority Fund (the “AAAA Fund”) and the PIMCO Global Multi-Asset Fund (the “GMA Fund”) are based upon an allocation of the AA, AAAA and GMA Funds’ assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of the AA, AAAA and GMA Funds’ assets.

PIMCO has contractually agreed, through July 31, 2011, to reduce the AA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2011, to reduce the AAAA Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2011 to waive, first, the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the GMA Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Investment Advisory Fee and Supervisory and Administrative Fee are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waivers are reflected in the Statement of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2011, the amounts were $11,018,184 and $11,682,846 respectively, for the AA and GMA Funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

Each Commodity Subsidiary has entered into a separate contract with PIMCO for the management of each Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and Supervisory and Administrative Fees it receives from each Commodity Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by each Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with each Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2011, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO CommoditiesPLUS™ Short Strategy Fund	$4
PIMCO CommoditiesPLUS™ Strategy Fund	881
PIMCO CommodityRealReturn Strategy Fund®	25,386
PIMCO Global Muti-Asset Fund	502

9.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2011, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Fundamental Advantage Total Return Strategy Fund	$75,856	$0
PIMCO Fundamental IndexPLUS™ TR Fund	861	0
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	700	0
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,881	7,275
PIMCO RealEstateRealReturn Strategy Fund	6,849	0
PIMCO Small Cap StocksPLUS® TR Fund	4,772	26,640
PIMCO StocksPLUS® Fund	98,128	49,862
PIMCO StocksPLUS® Total Return Fund	3,917	0
PIMCO StocksPLUS® TR Short Strategy Fund	40,015	5,036
PIMCO CommoditiesPLUS™ Strategy Fund	12,118	25,236
PIMCO CommodityRealReturn Strategy Fund®	164,702	2,788
PIMCO Global Muti-Asset Fund	15,311	18,135

Annual Report	March 31, 2011	199

Notes to Financial Statements (Cont.)

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). The PIMCO Global Multi-Asset Fund may invest assets in Institutional Class shares of the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO All Asset, PIMCO All Asset All Authority and PIMCO Global Multi-Asset Funds. The tables below show the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2011 (amounts in thousands):

PIMCO All Asset Fund
Underlying PIMCO Funds	Market Value 03/ 31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/ 31/2011	Dividend Income
PIMCO Convertible Fund	$393,320	$489,369	$(62,222)	$1,096	$63,722	$885,285	$41,432
PIMCO Developing Local Markets Fund	464,701	813,288	(522,883)	12,355	52,062	819,523	13,401
PIMCO Diversified Income Fund	507,297	437,162	(94,469)	(54)	26,487	876,423	37,657
PIMCO EM Fundamental IndexPLUSTM TR Strategy Fund	275,483	1,151,455	0	0	77,533	1,504,471	208,698
PIMCO Emerging Local Bond Fund	292,371	391,951	(557,676)	37,604	(3,471)	160,779	27,252
PIMCO Emerging Markets Bond Fund	227,567	29,295	(231,823)	31,236	(21,874)	34,401	7,206
PIMCO EqS Emerging Markets Fund	0	40,000	0	0	194	40,194	0
PIMCO EqS Pathfinder Fund™	0	271,200	0	0	20,814	292,014	2,224
PIMCO Floating Income Fund	143,967	1,223,113	0	0	31,501	1,398,581	31,085
PIMCO Foreign Bond Fund (Unhedged)	8,116	155,410	0	0	(9,518)	154,008	7,797
PIMCO Fundamental Advantage Total Return Strategy Fund	2,275,158	1,807,174	(1,095,533)	(148,855)	5,441	2,843,385	358,308
PIMCO Fundamental IndexPLUS™ Fund	15,992	2,500	0	0	812	19,304	2,500
PIMCO Fundamental IndexPLUS™ TR Fund	116,393	21,726	(41,644)	(1,413)	(2,178)	92,884	21,726
PIMCO Global Advantage Strategy Bond Fund	357,015	149,336	(8,496)	(102)	1,541	499,294	30,252
PIMCO High Yield Fund	106,523	1,069,882	0	0	27,707	1,204,112	36,362
PIMCO High Yield Spectrum Fund	0	295,349	0	0	6,342	301,691	5,349
PIMCO Income Fund	264,689	1,718,923	0	0	89,018	2,072,630	87,150
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	47,558	124,539	(76,790)	(19,816)	27,966	103,457	5,727
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	126,510	104,036	(142,487)	(21,508)	10,737	77,288	19,572
PIMCO Investment Grade Corporate Bond Fund	1,257,988	232,194	(430,800)	36,663	(91,066)	1,004,979	114,756
PIMCO Long Duration Total Return Fund	472,662	68,019	(553,462)	38,662	(20,797)	5,084	4,872
PIMCO Long-Term Credit Fund	1,016,591	153,746	(518,302)	6,677	(9,977)	648,735	103,385
PIMCO Long-Term U.S. Government Fund	516,173	125,073	(661,387)	13,542	19,561	12,962	4,876
PIMCO Low Duration Fund	373,364	515,983	(879,317)	7,886	(13,998)	3,918	12,247
PIMCO Real Return Asset Fund	3,060,678	979,930	(2,461,069)	219,257	(96,023)	1,702,773	102,585
PIMCO Real Return Fund	837,746	184,347	(734,384)	41,260	(13,113)	315,856	9,882
PIMCO RealEstateRealReturn Strategy Fund	48,758	744,352	(173,647)	(2,424)	28,921	645,960	55,313
PIMCO Short-Term Floating NAV Portfolio	0	2,121,160	(2,121,130)	6	0	36	60
PIMCO Short-Term Fund	212,543	1,187,671	(1,391,842)	2,500	(856)	10,016	2,350
PIMCO Small Cap StocksPLUS® TR Fund	108,744	18,618	(96,193)	12,763	(13,594)	30,338	2,401
PIMCO StocksPLUS® Fund	11,822	1,120	0	0	1,077	14,019	1,120
PIMCO StocksPLUS® Total Return Fund	51,913	3,688	0	0	8,267	63,868	3,688
PIMCO Total Return Fund	930,438	216,328	(1,143,978)	42,499	(33,758)	11,529	8,783
PIMCO Unconstrained Bond Fund	0	2,297,537	(1,200,583)	(9,706)	9,666	1,096,914	38,646
PIMCO CommoditiesPLUS™ Strategy Fund	0	1,092,949	(213,979)	7,714	190,842	1,077,526	2,964
PIMCO CommodityRealReturn Strategy Fund®	415,411	920,852	(379,947)	35,624	98,994	1,090,934	69,387
Totals	$14,937,491	$21,159,275	$(15,794,043)	$343,466	$468,982	$21,115,171	$1,481,013

*	Includes long-term capital gain distributions

200	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

PIMCO All Asset All Authority Fund
Underlying PIMCO Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/(Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO Convertible Fund	$32,160	$463,403	$0	$0	$28,412	$523,975	$15,976
PIMCO Developing Local Markets Fund	117,379	708,864	(84,792)	(568)	45,218	786,101	8,149
PIMCO Diversified Income Fund	33,477	416,095	0	0	4,356	453,928	8,897
PIMCO EM Fundamental IndexPLUS™ TR Strategy Fund	45,158	482,229	0	0	30,017	557,404	45,536
PIMCO Emerging Local Bond Fund	88,071	186,717	(126,240)	2,258	7,167	157,973	14,909
PIMCO Emerging Markets Bond Fund	59,236	86,585	(52,433)	2,666	666	96,720	3,152
PIMCO EqS Emerging Markets Fund	0	20,000	0	0	97	20,097	0
PIMCO EqS Pathfinder Fund™	0	119,651	0	0	4,918	124,569	359
PIMCO Floating Income Fund	34,423	707,089	(38,571)	4,541	7,390	714,872	11,279
PIMCO Foreign Bond Fund (Unhedged)	10,119	105,574	(39,143)	(3,529)	(2,890)	70,131	4,868
PIMCO Fundamental Advantage Total Return Strategy Fund	686,334	1,150,687	(224,812)	(16,275)	(55,779)	1,540,155	149,277
PIMCO Fundamental IndexPLUS™ Fund	1,060	166	0	0	53	1,279	166
PIMCO Fundamental IndexPLUS™ TR Fund	14,365	3,715	0	0	(62)	18,018	3,715
PIMCO Global Advantage Strategy Bond Fund	86,581	58,800	(4,761)	(230)	(543)	139,847	8,249
PIMCO High Yield Fund	54,159	894,664	(15,676)	4,456	11,057	948,660	23,226
PIMCO High Yield Spectrum Fund	0	128,950	0	0	76	129,026	950
PIMCO Income Fund	53,997	847,638	0	0	26,376	928,011	30,337
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	0	102,384	(62,000)	5,246	2,959	48,589	3,289
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0	74,489	(44,932)	2,061	(449)	31,169	3,341
PIMCO Investment Grade Corporate Bond Fund	286,454	283,692	(143,135)	7,317	(25,146)	409,182	34,390
PIMCO Long Duration Total Return Fund	135,543	118,332	(205,794)	8,978	(4,107)	52,952	4,626
PIMCO Long-Term Credit Fund	249,898	91,322	(167,325)	56	(1,498)	172,453	28,497
PIMCO Long-Term U.S. Government Fund	139,196	79,974	(224,104)	5,649	5,428	6,143	1,811
PIMCO Low Duration Fund	46,170	294,919	(315,184)	(4,416)	(322)	21,167	6,086
PIMCO Real Return Asset Fund	621,102	509,353	(310,199)	20,192	(12,938)	827,510	42,712
PIMCO Real Return Fund	200,675	146,679	(170,015)	7,328	1,596	186,263	3,612
PIMCO RealEstateRealReturn Strategy Fund	16,111	559,971	(54,021)	1,239	23,293	546,593	32,424
PIMCO Short-Term Floating NAV Portfolio	0	3,527,939	(3,475,400)	30	(1)	52,568	139
PIMCO Short-Term Fund	1	25,297	0	0	(24)	25,274	239
PIMCO Small Cap StocksPLUS® TR Fund	5,868	197,435	(86,320)	(10,051)	11,518	118,450	12,178
PIMCO StocksPLUS® Fund	1,259	119	0	0	115	1,493	119
PIMCO StocksPLUS® Total Return Fund	2,111	150	0	0	336	2,597	150
PIMCO StocksPLUS® TR Short Strategy Fund	662,584	1,139,125	(361,133)	(79,277)	(166,917)	1,194,382	15,177
PIMCO Total Return Fund	694,680	2,386,071	(2,847,780)	(15,506)	(10,202)	207,263	58,463
PIMCO Unconstrained Bond Fund	0	1,017,382	(215,117)	(3,574)	1,211	799,902	16,444
PIMCO CommoditiesPLUS™ Strategy Fund	0	716,684	(63,150)	1,263	115,037	769,834	1,788
PIMCO CommodityRealReturn Strategy Fund®	102,630	688,772	(104,111)	5,559	62,634	755,484	35,845
Totals	$4,480,801	$18,340,916	$(9,436,148)	$(54,587)	$109,052	$13,440,034	$630,375

*	Includes long-term capital gain distributions

Annual Report	March 31, 2011	201

Notes to Financial Statements (Cont.)

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized Gain/ (Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/ 31/2011	Dividend Income
PIMCO 3-7 Year U.S. Treasury Index Fund	$31,374	$0	$(32,167)	$665	$128	$0	$806
PIMCO Developing Local Markets Fund	0	41,867	0	0	186	42,053	286
PIMCO Emerging Local Bond Fund	145,342	96,964	(58,840)	4,222	3,265	190,953	11,964
PIMCO Emerging Markets and Infrastructure Bond Fund	121,581	86,347	0	0	570	208,498	10,950
PIMCO Emerging Markets Bond Fund	0	82,241	0	0	(2,515)	79,726	1,391
PIMCO EqS Emerging Markets Fund	0	53,750	0	0	260	54,010	0
PIMCO EqS Pathfinder Fund™	0	319,768	0	0	24,700	344,468	2,956
PIMCO Global Advantage Strategy Bond Fund	173,068	135,071	0	0	3,557	311,696	17,311
PIMCO Global Bond Fund (Unhedged)	101,478	23,229	(65,620)	(1,627)	2,961	60,421	4,356
PIMCO Investment Grade Corporate Bond Fund	0	73,617	0	0	557	74,174	617
PIMCO Investment Grade Corporate Bond Index Fund	0	40,515	0	0	(1,021)	39,494	439
PIMCO RealEstateRealReturn Strategy Fund	0	9,075	0	0	403	9,478	75
PIMCO Short-Term Floating NAV Portfolio	167,961	553,187	(705,100)	92	(62)	16,078	187
PIMCO StocksPLUS® Fund	362,814	281,462	(40,160)	552	49,779	654,447	38,962
PIMCO Total Return Fund	133,758	114,371	(94,570)	(3,340)	(2,242)	147,977	12,092
PIMCO Unconstrained Bond Fund	0	146,900	0	0	428	147,328	1,989
PIMCO CommodityRealReturn Strategy Fund®	0	14,707	0	0	1,801	16,508	707
Totals	$1,237,376	$2,073,071	$(996,457)	$564	$82,755	$2,397,309	$105,088

*	Includes long-term capital gain distributions

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Funds. The table below shows each Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended March 31, 2011 (amounts in thousands):

Fund Name	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO Fundamental Advantage Total Return Strategy Fund	$880,208	$2,916,969	$(2,495,000)	$533	$216	$1,302,926	$4,669
PIMCO Fundamental IndexPLUS™ TR Fund	45,005	477,166	(449,700)	25	9	72,505	166
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	22,540	370,421	$(278,300)	(3)	13	114,671	221
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	25,002	495,293	(467,100)	26	1	53,222	93
PIMCO RealEstateRealReturn Strategy Fund	14,775	1,514,481	(1,434,900)	28	(1)	94,383	181
PIMCO Small Cap StocksPLUS® TR Fund	50,324	344,129	(277,100)	31	15	117,399	229
PIMCO StocksPLUS® Fund	210,682	836,654	(649,800)	67	44	397,647	754
PIMCO StocksPLUS® Total Return Fund	66,996	216,477	(177,700)	13	(3)	105,783	277
PIMCO StocksPLUS® TR Short Strategy Fund	274,725	1,074,668	(1,065,100)	132	43	284,468	1,768
PIMCO CommoditiesPLUS™ Short Strategy Fund	0	5,903	(4,700)	(1)	1	1,203	3
PIMCO CommoditiesPLUS™ Strategy Fund	0	881,228	(332,200)	70	36	549,134	628
PIMCO CommodityRealReturn Strategy Fund®	1,031,375	8,058,919	(8,165,500)	12	(4)	924,802	519

10.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

202	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
F und Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$19,038,115	$13,672,913
PIMCO All Asset All Authority Fund	0	0	14,812,977	5,960,748
PIMCO Fundamental Advantage Total Return Strategy Fund	19,429,666	19,014,107	2,003,613	375,908
PIMCO Fundamental IndexPLUS™ TR Fund	1,368,100	1,352,989	90,753	16,443
PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	726,407	707,254	178,590	11,314
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	2,441,291	2,501,628	40,113	60,805
PIMCO RealEstateRealReturn Strategy Fund	3,350,850	2,339,446	473,937	36,337
PIMCO Small Cap StocksPLUS® TR Fund	1,114,218	1,084,501	116,358	45,809
PIMCO StocksPLUS® Fund	1,492,397	1,446,845	521,493	163,748
PIMCO StocksPLUS® Total Return Fund	1,195,982	1,185,816	138,406	15,193
PIMCO StocksPLUS® TR Short Strategy Fund	6,545,684	6,421,525	859,678	143,808
PIMCO CommoditiesPLUS™ Short Strategy Fund	1,808	1,701	4,999	766
PIMCO CommoditiesPLUS™ Strategy Fund	220,875	122,641	1,425,522	285,900
PIMCO CommodityRealReturn Strategy Fund®	50,988,154	45,683,003	10,400,608	4,789,496
PIMCO Global Multi-Asset Fund	631,058	625,093	3,262,471	1,377,883

12.  LINE OF CREDIT

On November 24, 2008, the AAAA Fund entered into a revolving credit agreement with State Street Bank & Trust Company. Under this agreement, there is a maximum available commitment amount equal to $3 billion. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2011 are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of March 31, 2011, the AAAA Fund was paying interest at 1.576%. Interest, commitment and facility fees paid by the Fund in relation to the borrowings are disclosed as part of interest expense on the Statement of Operations. The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2011 was as follows (in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility and Interest Fees	Outstanding Principal as of 03/31/2011
$1,324,630	$1,329,616	$22,726	$1,253	$3,000,000

Annual Report	March 31, 2011	203

Notes to Financial Statements (Cont.)

13.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund				PIMCO Fundamental Advantage Total Return Strategy Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	67,933	$826,551	37,474	$426,496	165,979	$1,793,711	58,083	$600,343	26,050	$120,496	3,999	$19,459
Class B	999	11,993	1,701	19,017	0	0	0	0	0	0	0	0
Class C	48,987	590,096	20,643	234,136	103,170	1,108,354	34,227	351,892	7,126	32,946	1,027	4,966
Class R	3,546	42,975	838	9,632	0	0	0	0	0	0	0	0
Other Classes	560,073	6,854,610	346,658	3,970,950	509,543	5,533,166	197,686	2,055,625	651,143	3,057,439	612,953	2,978,008
Issued as reinvestment of distributions
Class A	7,565	90,626	5,567	63,402	9,430	99,827	4,157	42,487	1,972	8,618	285	1,305
Class B	426	5,059	693	7,822	0	0	0	0	0	0	0	0
Class C	5,379	63,770	4,255	48,011	4,940	51,844	2,032	20,635	350	1,545	69	317
Class R	162	1,933	38	439	0	0	0	0	0	0	0	0
Other Classes	87,456	1,054,492	68,570	784,255	26,842	285,431	10,538	108,155	124,030	553,219	68,907	317,282
Cost of shares redeemed
Class A	(31,793)	(385,881)	(41,890)	(460,101)	(59,369)	(637,260)	(35,420)	(357,229)	(9,787)	(44,153)	(1,230)	(6,195)
Class B	(6,659)	(79,747)	(4,419)	(49,751)	0	0	0	0	0	0	0	0
Class C	(17,825)	(213,759)	(19,512)	(216,722)	(18,157)	(192,484)	(7,130)	(72,448)	(2,668)	(12,363)	(110)	(550)
Class R	(763)	(9,320)	(192)	(2,194)	0	0	0	0	0	0	0	0
Other Classes	(299,457)	(3,663,919)	(288,397)	(3,261,782)	(165,753)	(1,780,674)	(37,165)	(384,055)	(424,323)	(1,981,100)	(7,538)	(35,807)
Net increase (decrease) resulting from Fund share transactions	426,029	$5,189,479	132,027	$1,573,610	576,625	$6,261,915	227,008	$2,365,405	373,893	$1,736,647	678,362	$3,278,785

	PIMCO Small Cap StocksPLUS® TR Fund				PIMCO StocksPLUS® Fund				PIMCO StocksPLUS® Total Return Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	11,441	$85,988	2,296	$17,822	5,569	$45,776	2,550	$18,655	6,448	$48,876	3,841	$26,848
Class B	0	0	0	0	85	662	43	263	107	794	61	415
Class C	2,655	19,466	176	1,254	1,565	12,389	420	2,901	1,534	11,622	233	1,560
Class R	0	0	0	0	89	714	123	818	0	0	0	0
Other Classes	44,629	335,573	2,119	15,967	64,300	517,579	62,648	465,297	16,648	126,021	1,857	12,648
Issued as reinvestment of distributions
Class A	965	7,119	289	1,861	631	4,863	165	1,311	425	3,215	401	2,675
Class B	0	0	0	0	60	446	20	156	31	226	184	1,190
Class C	181	1,286	46	287	431	3,233	108	841	79	584	212	1,372
Class R	0	0	0	0	26	206	6	47	0	0	0	0
Other Classes	3,549	26,149	7,971	51,362	9,842	78,690	1,802	14,838	2,019	15,252	4,409	29,437
Cost of shares redeemed
Class A	(6,167)	(44,404)	(1,010)	(8,649)	(5,061)	(41,402)	(5,342)	(33,915)	(2,974)	(21,701)	(1,438)	(9,418)
Class B	0	0	0	0	(587)	(4,412)	(430)	(2,873)	(520)	(3,745)	(507)	(3,361)
Class C	(571)	(4,061)	(116)	(917)	(1,289)	(9,885)	(1,259)	(8,611)	(559)	(4,048)	(487)	(3,193)
Class R	0	0	0	0	(131)	(1,073)	(82)	(575)	0	0	0	0
Other Classes	(32,333)	(219,524)	(67,395)	(420,470)	(19,352)	(157,651)	(13,747)	(90,881)	(6,534)	(48,694)	(4,267)	(32,031)
Net increase (decrease) resulting from Fund share transactions	24,349	$207,592	(55,624)	$(341,483)	56,178	$450,135	47,025	$368,272	16,704	$128,402	4,499	$28,142

204	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

PIMCO Fundamental IndexPLUS™ TR Fund				PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)				PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)				PIMCO RealEstateRealReturn Strategy Fund
Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

20,941	$120,764	2,740	$19,595	823	$5,402	1,148	$8,069	2,921	$24,649	1,233	$11,311	13,270	$59,829	6,663	$26,920
0	0	0	0	0	0	0	0	64	489	93	856	167	706	99	294
3,060	17,177	393	2,510	118	750	143	1,040	893	7,262	187	1,668	5,230	22,348	1,174	4,504
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
36,377	209,374	12,525	78,816	68,921	438,268	3,092	19,206	31,226	260,199	8,335	77,022	308,246	1,416,842	11,846	43,744

1,329	7,281	732	4,186	49	299	181	1,117	629	4,645	167	1,494	1,890	8,195	1,029	4,446
0	0	0	0	0	0	0	0	88	634	72	626	148	612	100	414
395	2,105	327	1,823	8	51	37	226	276	1,957	74	641	788	3,259	306	1,275
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
11,216	62,086	11,696	67,761	4,393	28,033	2,143	13,339	4,874	37,898	4,460	40,322	25,095	112,068	3,663	16,226

(13,052)	(73,770)	(2,416)	(16,838)	(1,225)	(6,985)	(318)	(2,305)	(1,467)	(12,184)	(963)	(8,791)	(10,029)	(43,575)	(3,099)	(12,352)
0	0	0	0	0	0	0	0	(218)	(1,787)	(195)	(1,691)	(391)	(1,651)	(359)	(1,223)
(911)	(5,078)	(239)	(1,528)	(79)	(480)	(81)	(481)	(321)	(2,553)	(144)	(1,227)	(1,773)	(7,424)	(778)	(2,810)
0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
(31,823)	(180,709)	(98,510)	(576,214)	(24,532)	(155,412)	(2,270)	(14,942)	(37,003)	(325,893)	(24,446)	(208,100)	(75,988)	(348,965)	(64,005)	(215,920)
27,532	$159,230	(72,752)	$(419,889)	48,476	$309,926	4,075	$25,269	1,962	$(4,684)	(11,127)	$(85,869)	266,653	$1,222,244	(43,361)	$(134,482)

PIMCO StocksPLUS® TR Short Strategy Fund				PIMCO CommoditiesPLUS™ Short Strategy Fund		PIMCO CommoditiesPLUS™ Strategy Fund		PIMCO CommodityRealReturn Strategy Fund®
Year Ended 03/31/2011		Year Ended 03/31/2010		Period from 08/17/2010 to 03/31/2011		Period from 05/28/2010 to 03/31/2011		Year Ended 03/31/2011		Year Ended 03/31/2010
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

90,985	$425,929	58,829	$304,845	37	$309	1,044	$14,268	132,007	$1,134,541	130,029	$978,925
0	0	0	0	0	0	0	0	476	4,079	2,856	20,477
8,526	40,217	5,905	30,311	4	35	644	8,585	43,564	372,504	42,736	318,256
0	0	0	0	0	0	2	33	489	4,429	1	10
315,809	1,532,071	199,797	1,063,191	1,216	11,391	177,520	2,130,285	1,210,217	10,400,635	1,350,292	10,160,095

515	2,315	1,990	9,724	0	0	0	5	22,264	187,636	15,121	118,739
0	0	0	0	0	0	0	0	861	7,037	877	6,771
47	204	292	1,408	0	0	0	4	7,098	58,616	5,265	40,663
0	0	0	0	0	0	0	0	7	61	0	0
3,876	17,758	7,819	39,260	0	0	395	5,081	175,834	1,501,455	115,813	920,041

(81,441)	(363,745)	(33,209)	(166,784)	(17)	(143)	(346)	(4,647)	(82,593)	(691,635)	(77,516)	(579,463)
0	0	0	0	0	0	0	0	(4,167)	(34,074)	(4,007)	(29,438)
(6,981)	(30,697)	(2,644)	(13,513)	0	0	(31)	(415)	(24,820)	(201,524)	(19,408)	(145,367)
0	0	0	0	0	0	0	(3)	(12)	(110)	0	0
(167,167)	(734,425)	(30,661)	(161,568)	(614)	(5,093)	(27,845)	(298,685)	(764,366)	(6,387,713)	(547,725)	(4,225,934)
164,169	$889,627	208,118	$1,106,874	626	$6,499	151,383	$1,854,511	716,859	$6,355,937	1,014,334	$7,583,775

Annual Report	March 31, 2011	205

Notes to Financial Statements (Cont.)

	PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount

Receipts for shares sold
Class A	51,934	$600,157	49,204	$533,797
Class B	0	0	0	0
Class C	35,538	406,035	29,271	318,691
Class R	926	10,687	81	897
Other Classes	134,794	1,566,306	99,122	1,085,925
Issued as reinvestment of distributions
Class A	3,300	38,065	1,621	17,907
Class B	0	0	0	0
Class C	1,579	18,064	739	8,116
Class R	27	313	3	27
Other Classes	7,472	86,551	4,037	44,690
Cost of shares redeemed
Class A	(18,393)	(209,917)	(6,105)	(65,621)
Class B	0	0	0	0
Class C	(7,000)	(79,618)	(1,770)	(19,346)
Class R	(82)	(951)	(2)	(26)
Other Classes	(47,089)	(536,567)	(14,939)	(163,969)
Net increase resulting from Fund share transactions	163,006	$1,899,125	161,262	$1,761,088

14.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

15.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax position for all open tax years, and concluded that the adoptions had no effect on the Funds’ financial position or results of operations. As of March 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CPSS, CPS, CRRS and GMA Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked financial derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked financial derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the CRRS Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CPSS, CPS, CRRS and GMA Funds will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, a subsidiary incurs taxable losses (and other deductible items) exceeding its income and gains, the net loss will not pass through to the CPSS, CPS, CRRS and GMA Funds as a deductible amount for Federal income tax purposes. Note that the loss from a subsidiary’s contemplated activities also cannot be carried forward to reduce future subsidiary income in subsequent years. However, if a subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CPSS, CPS, CRRS and GMA Funds as income for Federal income tax purposes.

To the extent the All Asset, All Asset All Authority and Global Multi-Asset Funds invest in the CPSS, CPS, CRRS and GMA Funds, the Funds may be subject to additional tax risk.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

206	PIMCO Funds	Strategic Markets Bond Funds

March 31, 2011

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
All Asset Fund	$113,691	$0	$929,625	$0	$(1,735,938)	$0
All Asset All Authority Fund	32,098	4	58,164	0	0	(54,194)
CommoditiesPLUS™ Short Strategy Fund	1	0	3	0	0	(14)
CommoditiesPLUS™ Strategy Fund	334,919	0	14,679	(1,963)	0	(415)
CommodityRealReturn Strategy Fund®	5,123,690	0	456,198	(68,575)	(21,991)	0
Fundamental Advantage Total Return Strategy Fund	228,320	0	84,569	(15,757)	(330,241)	(342,355)
Fundamental IndexPLUS™ TR Fund	52,245	0	5,101	(701)	(22,591)	(2,630)
Global Multi-Asset Fund	66,933	21,150	218,193	(5,467)	0	0
International StocksPLUS® TR Strategy Fund (Unhedged)	21,648	0	3,460	(494)	0	(3,038)
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	8,764	1,736	(885)	(1,816)	0	(1,835)
RealEstateRealReturn Strategy Fund	146,097	0	(6,466)	(2,227)	(86,907)	0
Small Cap StocksPLUS® TR Fund	13,853	0	5,198	(515)	(163,986)	0
StocksPLUS® Fund	75,689	68,302	9,873	(3,423)	(276,462)	0
StocksPLUS® Total Return Fund	11,097	0	602	(345)	(75,105)	0
StocksPLUS® TR Short Strategy Fund	30,911	0	29,752	(6,137)	(262,001)	(277,275)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through March 31, 2011 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2011, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands) (5)
	2012	2013	2014	2015	2016	2017	2018	2019
All Asset Fund	$0	$0	$0	$0	$0	$124,555	$1,611,383	$0
CommodityRealReturn Strategy Fund®	0	0	0	0	0	0	21,991	0
Fundamental Advantage Total Return Strategy Fund	0	0	0	0	0	0	137,566	192,675
Fundamental IndexPLUS™ TR Fund	0	0	0	0	0	0	22,591	0
RealEstateRealReturn Strategy Fund	0	0	0	2,748	0	10,381	73,778	0
Small Cap StocksPLUS® TR Fund	0	0	0	0	0	104,887	59,099	0
StocksPLUS® Fund	0	0	0	0	0	269,689	6,773	0
StocksPLUS® Total Return Fund	0	0	0	0	0	62,942	12,163	0
StocksPLUS® TR Short Strategy Fund	0	0	0	0	0	0	78,322	183,679

(5)	Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

Annual Report	March 31, 2011	207

Notes to Financial Statements  (Cont.)

March 31, 2011

As of March 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
All Asset Fund	$20,185,546	$1,105,657	$(176,032)	$929,625
All Asset All Authority Fund	13,382,016	443,814	(385,650)	58,164
CommoditiesPLUS™ Short Strategy Fund	4,876	20	(15)	5
CommoditiesPLUS™ Strategy Fund	2,123,330	8,179	(2,489)	5,690
CommodityRealReturn Strategy Fund®	29,708,644	493,871	(69,085)	424,786
Fundamental Advantage Total Return Strategy Fund	5,009,115	91,147	(13,715)	77,432
Fundamental IndexPLUS™ TR Fund	398,101	9,835	(5,635)	4,200
Global Multi-Asset Fund	3,958,148	234,216	(13,789)	220,427
International StocksPLUS® TR Strategy Fund (Unhedged)	410,883	5,031	(1,862)	3,169
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	213,193	7,324	(7,177)	147
RealEstateRealReturn Strategy Fund	1,830,920	6,619	(13,590)	(6,971)
Small Cap StocksPLUS® TR Fund	402,420	6,014	(1,519)	4,495
StocksPLUS® Fund	1,367,019	16,422	(9,416)	7,006
StocksPLUS® Total Return Fund	414,600	7,141	(6,548)	593
StocksPLUS® TR Short Strategy Fund	1,685,191	36,394	(9,021)	27,373

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, contingent payment debt instruments, passive foreign investment companies, and unamortized premium on convertible bonds for federal income tax purposes.

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2011			March 31, 2010
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital
All Asset Fund	$1,367,522	$0	$0	$1,035,856	$0	$0
All Asset All Authority Fund	536,951	23,883	0	222,176	0	0
CommoditiesPLUS™ Short Strategy Fund	0	0	0	N/A	N/A	N/A
CommoditiesPLUS™ Strategy Fund	5,089	10	0	N/A	N/A	N/A
CommodityRealReturn Strategy Fund®	2,149,997	0	0	1,111,996	189,872	0
Fundamental Advantage Total Return Strategy Fund	568,337	0	0	277,447	42,089	0
Fundamental IndexPLUS™ TR Fund	73,702	0	0	97,206	0	0
Global Multi-Asset Fund	164,195	15,542	0	74,421	10,324	0
International StocksPLUS® TR Strategy Fund (Unhedged)	27,638	843	0	16,520	0	0
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	50,852	0	0	38,706	6,191	0
RealEstateRealReturn Strategy Fund	128,023	0	0	23,625	0	0
Small Cap StocksPLUS® TR Fund	35,863	0	0	53,795	0	0
StocksPLUS® Fund	90,325	0	0	17,937	0	0
StocksPLUS® Total Return Fund	20,044	0	0	35,981	0	0
StocksPLUS® TR Short Strategy Fund	21,003	0	0	38,471	13,118	0

(7)	Includes short-term capital gains, if any, distributed.

16.  SUBSEQUENT EVENTS

Effective May 1, 2011, the Supervisory and Administrative Fee was reduced on certain Funds. Please reference the Supervisory and Administrative Fee table in Note 8(b) for additional information.

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

208	PIMCO Funds	Strategic Markets Bond Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Class A, Class B, Class C and Class R Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights for the Class A, Class B, Class C and Class R shares present fairly, in all material respects, the financial position of PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental IndexPLUS™ TR Fund, PIMCO International StocksPLUS® TR Strategy Fund (Unhedged), PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged), PIMCO RealEstateRealReturn Strategy Fund, PIMCO Small Cap StocksPLUS® TR Fund, PIMCO StocksPLUS® Fund, PIMCO StocksPLUS® Total Return Fund, PIMCO StocksPLUS® TR Short Strategy Fund, PIMCO CommoditiesPLUSTM Short Strategy Fund, PIMCO CommoditiesPLUSTM Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Global Multi-Asset Fund (fifteen series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2011, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for PIMCO All Asset All Authority Fund for the year then ended and the financial highlights of the Funds for the Class A, Class B, Class C and Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO CommoditiesPLUS™ Short Strategy Fund, PIMCO CommoditiesPLUS™ Strategy Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Annual Report	March 31, 2011	209

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	PHP	Philippine Peso
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNY	Chinese Renminbi	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	LIFFE	London International Financial Futures Exchange	NYSE	New York Stock Exchange
CME	Chicago Mercantile Exchange	LME	London Metal Exchange	OTC	Over-the-Counter
ICE	IntercontinentalExchange®	NYMEX	New York Mercantile Exchange

Index Abbreviations:
BCC2GO1P	Barclays Capital Gas Oil 1M Deferred S2 Excess Return Index	DJUBSF1T	Dow Jones-UBS Commodity Index 1 Month Forward Total Return	EAFE	Europe, Australasia, and Far East Stock Index
BCC2LP1P	Barclays Capital Copper 1M Deferred S2 Excess Return Index	DJUBSF3T	Dow Jones-UBS 3 Month Forward Total Return Commodity	ENHGD84T	Dow Jones-AIG E84 Total Return
BXCS1461	Barclays Commodity Strategy BXCS1461 Index	DJUBSHG	Dow Jones-UBS Copper Sub-Index Excess Return	eRAFI	enhanced Research Affiliates Fundamental Index
BXCS1469	Commodity Strategy 1469 Copper 3 Month Deferred Total Return	DJUBSLH	Dow Jones-UBS Lean Hogs Sub-Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	DJUBSLH3	Dow Jones-UBS Lean Hogs Sub-Index 3 Month Forward	JMCU305E	JPMorgan Live Cattle Sub-Index
CDX.HY	Credit Derivatives Index - High Yield	DJUBSLI	Dow Jones-UBS Livestock Sub-Index	LPP2TR	Pure Beta Plus II Total Return Index Value
CDX.IG	Credit Derivatives Index - Investment Grade	DJUBSNI	Dow Jones-UBS Nickel Sub-Index	MOTC3112	Goldman Sachs Commodity Copper Sub-Index 2 Month Forward
CMBX	Commercial Mortgage-Backed Index	DJUBSPR	Dow Jones-UBS Precious Metals Sub-Index	MOTT3001	Modified Pre-Roll Dow Jones-UBS Commodity IndexSM Total Return
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	DJUBSTR	Dow Jones-UBS Commodity Index Total Return	MOTT3002	Modified Post-Roll Dow Jones-UBS Commodity IndexSM Total Return
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	DJUBSYTR	Dow Jones-UBS Soybeans Sub-Index	MOTT3007	Dow Jones-UBS MW1 Commodity IndexSM Total Return
CVICSTR3	Dow Jones-UBS Customized Post Roll Index	DJUBSZS	Dow Jones-UBS Zinc Sub-Index	SPGCICP	Goldman Sachs Commodity Copper Sub-Index Excess Return
DJAIHGTR	Dow Jones-AIG Copper Total Return Sub-Index	DJUBWHTR	Dow Jones-UBS Wheat Sub-Index	SPGCILP	Goldman Sachs Commodity Lead Index Excess Return
DJUBSAL	Dow Jones-UBS Aluminum Sub-Index	DWRTFT	Dow Jones Wilshire REIT Total Return Index	SPGSBRP	S&P GSCI Brent Crude Index Excess Return Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	MSCI	Morgan Stanley Capital International
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	WTI	West Texas Intermediate
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

210	PIMCO Funds	Strategic Markets Bond Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2011 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
All Asset Fund	0.65%	0.65%	$351,595	$0
All Asset All Authority Fund	0.79%	0.79%	176,549	0
CommoditiesPLUS™ Short Strategy Fund	0.00%	0.00%	1	0
CommoditiesPLUS™ Strategy Fund	0.00%	0.00%	3,844	2,440
CommodityRealReturn Strategy Fund®	0.03%	0.03%	338,106	0
Fundamental Advantage Total Return Strategy Fund	0.40%	0.40%	61,485	0
Fundamental IndexPLUS™ TR Fund	0.41%	0.41%	6,746	0
Global Multi-Asset Fund	0.20%	0.20%	44,659	42,521
International StocksPLUS® TR Strategy Fund (Unhedged)	0.16%	0.16%	3,531	2,337
International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	0.00%	0.00%	5,216	0
RealEstateRealReturn Strategy Fund	0.02%	0.02%	12,692	0
Small Cap StocksPLUS® TR Fund	0.04%	0.04%	4,542	0
StocksPLUS® Fund	0.84%	0.84%	13,483	0
StocksPLUS® Total Return Fund	1.28%	1.28%	5,187	0
StocksPLUS® TR Short Strategy Fund	5.90%	5.90%	20,478	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

Annual Report	March 31, 2011	211

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

212	PIMCO Funds	Strategic Markets Bond Funds

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	March 31, 2011	213

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

214	PIMCO Funds	Strategic Markets Bond Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3008AR_033111

Your Global Investment Authority

Annual Report

March 31, 2011

PIMCO Total Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	B
■	C
■	R

* A complete Schedule of Investments for the PIMCO Total Return Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (800) 927-4648 for the Institutional Class, Class P and Administrative Class shares or (800) 426-0107 for Class A, Class B, Class C, Class D, and Class R shares and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648 for the Institutional Class, Class P and Administrative Class shares or (800) 426-0107 for Class A, Class B, Class C, Class D, and Class R shares, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 for the Institutional Class, Class P and Administrative Class shares or (800) 426-0107 for Class A, Class B, Class C, Class D, and Class R shares and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco.com/investments, (888) 87-PIMCO.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package – as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer

2	PIMCO Funds	PIMCO Total Return Fund

ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■

Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the Fund

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to the Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On the Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a Contingent Deferred Sales Charge (“CDSC”), which declines from 3.5% in the first year to 0% after the fifth year for shares purchased after 10/1/04 and from 5% in the first year to 0% after the sixth year for shares purchased prior to 10/1/04. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Administrative Class, Class A, Class C, Class D, and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Cumulative Return chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The Fund measures its performance against a broad-based securities market index (benchmark index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. The chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes.

As of November 1, 2009, Class B shares of PIMCO Funds are no longer available for purchase, except through exchanges and dividend reinvestments.

For periods prior to the inception date of the Administrative Class, Class A, Class B, Class C, Class D and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution

4	PIMCO Funds	PIMCO Total Return Fund

and/or service fees and other expenses paid by the Administrative Class, Class A, Class B, Class C, Class D and Class R shares. The Class P shares of the Fund was first offered in (month/year): (4/08). The Administrative Class shares of the Fund was first offered in (month/year): (9/94). The Class D shares of the Fund were first offered in (4/98). Class A, B and C shares of the Fund were first offered in (1/97). Class R shares of the Fund were first offered in (12/02). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The following disclosure provides important information regarding the Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from October 1, 2010 to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2011	5

PIMCO Total Return Fund

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations.

The minimum initial investment amount for Institutional Class, Class P or Administrative Class shares is $1,000,000.

The minimum initial investment amount for Class A, Class B, Class C and Class D shares is $1,000.

There is no minimum initial investment amount for Class R shares.

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
Institutional Class	6.86%	8.40%	7.15%	8.40%
Class P	6.75%	8.29%	7.04%	8.32%
Administrative Class	6.59%	8.14%	6.88%	8.14%
Class D	6.55%	8.07%	6.82%	8.09%
Class A	6.39%	7.91%	6.66%	7.91%
Class A (adjusted)	2.40%	7.09%	6.25%	7.70%
Class B	5.60%	7.11%	6.10%	7.68%
Class B (adjusted)	2.15%	7.04%	6.10%	7.68%
Class C	5.60%	7.11%	5.86%	7.11%
Class C (adjusted)	4.62%	7.11%	5.86%	7.11%
Class R	6.13%	7.65%	6.39%	7.64%
Barclays Capital U.S. Aggregate Index	5.12%	6.03%	5.56%	7.24%	*
Lipper Intermediate Investment Grade Debt Funds Average	6.14%	5.52%	5.11%	6.67%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments or by calling (800) 927-4648. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, 3.50% CDSC on Class B shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 0.47% for the Institutional Class shares, 0.57% for Class P shares, 0.72% for the Administrative Class shares, 0.76% for Class D shares, 0.91% for Class A shares, 1.66% for Class B shares, 1.66% for Class C shares, and 1.16% for Class R shares. Expense ratio information is as of the Fund’s current prospectus dated 7/31/10 as revised and supplemented to date.

6	PIMCO Funds	PIMCO Total Return Fund

Institutional Class - PTTRX	Class P - PTTPX	Administrative Class - PTRAX	Class D - PTTDX
Class A - PTTAX	Class B - PTTBX	Class C - PTTCX	Class R - PTRRX

Allocation Breakdown‡

Short-Term Instruments	28.8%
Corporate Bonds & Notes	28.3%
U.S. Government Agencies	23.8%
Sovereign Issues	6.1%
Mortgage-Backed Securities	5.4%
Other	7.6%

‡	% of Total Investments as of 03/31/11

Portfolio Insights

»

The PIMCO Total Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Holdings of money market futures added to performance as most of these money market futures contracts increased in price during the reporting period.

»

A modest underweight to the investment grade corporate sector, with an allocation to credit default swaps on a basket of credit entities, was slightly negative for performance; however, a focus on financials, a subsector within the investment grade corporate sector, benefited performance as financials outperformed the overall investment grade corporate market.

»	Modest exposure to high yield bonds added to performance as the Barclays Capital U.S.
Corporate High Yield Index outperformed like-duration U.S. Treasuries by 10.08% during the reporting period.

»

Modest exposure to emerging local rates in Brazil, implemented via Brazilian zero coupon swaps, slightly detracted from returns as rates rose in this country during this period. However, an overweight to emerging markets external debt more than offset this negative impact as the sector outperformed like-duration U.S. Treasuries.

»

Exposure to Build America Bonds detracted from returns as the Barclays Capital Build America Bond Index underperformed both like-duration U.S. Treasuries and the Barclays Capital U.S. Long Investment Grade Corporate Index.

»

An overweight to Agency mortgage-backed securities (“MBS”) during the fourth quarter of 2010 added to performance as Agency MBS outperformed like-duration U.S. Treasuries, and this period represented the strongest quarter of positive performance for Agency MBS during the reporting period.

Annual Report	March 31, 2011	7

Expense Example

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/10)	Ending Account Value (03/31/11)	Expenses Paid During Period †	Beginning Account Value (10/01/10)	Ending Account Value (03/31/11)	Expenses Paid During Period †	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,001.74	$2.30	$1,000.00	$1,022.64	$2.32	0.46%
Class P	$1,000.00	$1,001.24	$2.79	$1,000.00	$1,022.14	$2.82	0.56%
Administrative Class	$1,000.00	$1,000.49	$3.54	$1,000.00	$1,021.39	$3.58	0.71%
Class D	$1,000.00	$1,000.29	$3.74	$1,000.00	$1,021.19	$3.78	0.75%
Class A††	$1,000.00	$999.55	$4.49	$1,000.00	$1,020.44	$4.53	0.90%
Class B††	$1,000.00	$995.82	$8.21	$1,000.00	$1,016.70	$8.30	1.65%
Class C††	$1,000.00	$995.83	$8.21	$1,000.00	$1,016.70	$8.30	1.65%
Class R††	$1,000.00	$998.31	$5.73	$1,000.00	$1,019.20	$5.79	1.15%

† For each class of the Fund, expenses are equal to the net annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†† Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.05% for Class A, Class B, Class C, and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.24, $7.96, $7.96 and $5.48 for Class A, Class B, Class C and Class R shares, respectively, based upon the Fund’s actual performance, and $4.28, $8.05, $8.05 and $5.54 for Class A, Class B, Class C and Class R shares, respectively, based upon a hypothetical 5% return.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

8	PIMCO Funds	PIMCO Total Return Fund

Benchmark Descriptions

Index	Descriptions

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	9

Financial Highlights PIMCO Total Return Fund

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2011	$11.04	$0.33	$0.41	$0.74	$(0.36)	$(0.54)	$0.00
03/31/2010	10.13	0.44	1.09	1.53	(0.51)	(0.11)	0.00
03/31/2009	10.91	0.56	(0.28)	0.28	(0.57)	(0.49)	0.00
03/31/2008	10.43	0.54	0.55	1.09	(0.54)	(0.07)	0.00
03/31/2007	10.33	0.50	0.14	0.64	(0.50)	(0.04)	0.00
Class P
03/31/2011	11.04	0.32	0.41	0.73	(0.35)	(0.54)	0.00
03/31/2010	10.13	0.39	1.13	1.52	(0.50)	(0.11)	0.00
04/30/2008 - 03/31/2009	10.91	0.51	(0.29)	0.22	(0.51)	(0.49)	0.00
Administrative Class
03/31/2011	11.04	0.30	0.41	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.41	1.10	1.51	(0.49)	(0.11)	0.00
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00
03/31/2008	10.43	0.52	0.55	1.07	(0.52)	(0.07)	0.00
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00
Class D
03/31/2011	11.04	0.29	0.42	0.71	(0.33)	(0.54)	0.00
03/31/2010	10.13	0.40	1.10	1.50	(0.48)	(0.11)	0.00
03/31/2009	10.91	0.53	(0.28)	0.25	(0.54)	(0.49)	0.00
03/31/2008	10.43	0.51	0.55	1.06	(0.51)	(0.07)	0.00
03/31/2007	10.33	0.47	0.14	0.61	(0.47)	(0.04)	0.00
Class A
03/31/2011	11.04	0.28	0.41	0.69	(0.31)	(0.54)	0.00
03/31/2010	10.13	0.39	1.10	1.49	(0.47)	(0.11)	0.00
03/31/2009	10.91	0.51	(0.28)	0.23	(0.52)	(0.49)	0.00
03/31/2008	10.43	0.49	0.55	1.04	(0.49)	(0.07)	0.00
03/31/2007	10.33	0.45	0.14	0.59	(0.45)	(0.04)	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.21%.
(c)	Effective October 1, 2008, the supervisory and administrative fee was increased by 0.03% to an annual rate of 0.31%.

10	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.90)	$10.88	6.86%	$136,538,305	0.46%		0.46%		2.92%		430	%**
(0.62)	11.04	15.49	126,335,186	0.47		0.46		4.07		402
(1.06)	10.13	2.96	87,105,803	0.63	(b)	0.45	(b)	5.37		300
(0.61)	10.91	10.81	77,276,018	0.49		0.43		5.15		226
(0.54)	10.43	6.32	62,902,840	0.43		0.43		4.82		257

(0.89)	10.88	6.75	8,184,067	0.56		0.56		2.83		430	**
(0.61)	11.04	15.38	5,469,785	0.57		0.56		3.62		402
(1.00)	10.13	2.42	286,850	0.77	*(c)	0.55	*(c)	5.47	*	300

(0.87)	10.88	6.59	32,792,128	0.71		0.71		2.67		430	**
(0.60)	11.04	15.20	32,158,676	0.72		0.71		3.85		402
(1.03)	10.13	2.70	24,596,373	0.88	(b)	0.70	(b)	5.10		300
(0.59)	10.91	10.54	25,200,225	0.74		0.68		4.91		226
(0.51)	10.43	6.06	20,721,139	0.68		0.68		4.57		257

(0.87)	10.88	6.55	17,422,193	0.75		0.75		2.63		430	**
(0.59)	11.04	15.16	16,162,579	0.76		0.75		3.69		402
(1.03)	10.13	2.65	8,557,627	0.93		0.75		5.09		300
(0.58)	10.91	10.45	5,619,632	0.81		0.75		4.82		226
(0.51)	10.43	5.98	3,909,295	0.75		0.75		4.50		257

(0.85)	10.88	6.39	26,070,979	0.90		0.90		2.48		430	**
(0.58)	11.04	14.99	25,941,564	0.91		0.90		3.61		402
(1.01)	10.13	2.49	17,656,880	1.08		0.90		4.92		300
(0.56)	10.91	10.29	13,154,435	0.96		0.90		4.68		226
(0.49)	10.43	5.83	11,824,650	0.90		0.90		4.35		257

Annual Report	March 31, 2011	11

Financial Highlights PIMCO Total Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss) on Investments	Total Income from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class B
03/31/2011	$11.04	$0.19	$0.42	$0.61	$(0.23)	$(0.54)
03/31/2010	10.13	0.32	1.09	1.41	(0.39)	(0.11)
03/31/2009	10.91	0.43	(0.28)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.42	0.54	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
Class C
03/31/2011	11.04	0.19	0.42	0.61	(0.23)	(0.54)
03/31/2010	10.13	0.29	1.12	1.41	(0.39)	(0.11)
03/31/2009	10.91	0.44	(0.29)	0.15	(0.44)	(0.49)
03/31/2008	10.43	0.41	0.55	0.96	(0.41)	(0.07)
03/31/2007	10.33	0.37	0.14	0.51	(0.37)	(0.04)
Class R
03/31/2011	11.04	0.25	0.42	0.67	(0.29)	(0.54)
03/31/2010	10.13	0.35	1.11	1.46	(0.44)	(0.11)
03/31/2009	10.91	0.49	(0.28)	0.21	(0.50)	(0.49)
03/31/2008	10.43	0.47	0.55	1.02	(0.47)	(0.07)
03/31/2007	10.33	0.43	0.14	0.57	(0.43)	(0.04)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year.

12	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.77)	$10.88	5.60%	$540,862	1.65%	1.65%	1.70%	430	%**
(0.50)	11.04	14.13	978,692	1.66	1.65	2.97	402
(0.93)	10.13	1.73	965,329	1.83	1.65	4.14	300
(0.48)	10.91	9.48	1,127,848	1.70	1.65	3.95	226
(0.41)	10.43	5.04	1,304,268	1.65	1.65	3.60	257

(0.77)	10.88	5.60	11,717,441	1.65	1.65	1.73	430	**
(0.50)	11.04	14.13	11,103,810	1.66	1.65	2.73	402
(0.93)	10.13	1.72	4,934,686	1.83	1.65	4.19	300
(0.48)	10.91	9.47	2,884,366	1.71	1.65	3.93	226
(0.41)	10.43	5.05	2,456,435	1.65	1.65	3.61	257

(0.83)	10.88	6.13	2,641,023	1.15	1.15	2.24	430	**
(0.55)	11.04	14.71	2,031,285	1.16	1.15	3.29	402
(0.99)	10.13	2.23	1,038,081	1.33	1.15	4.73	300
(0.54)	10.91	10.02	505,431	1.21	1.15	4.43	226
(0.47)	10.43	5.57	336,612	1.15	1.15	4.11	257

Annual Report	March 31, 2011	13

Statement of Assets and Liabilities PIMCO Total Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value	$212,156,883
Investments in Affiliates, at value	35,373,075
Repurchase agreements, at value	21,479,741
Cash	14,926
Deposits with counterparty	5,508
Foreign currency, at value	160,212
Receivable for investments sold	39,546,629
Receivable for cross-currency swap exchanges	298,305
Receivable for Fund shares sold	472,297
Interest and dividends receivable	1,715,041
Dividends receivable from Affiliates	9,480
Variation margin receivable	120,339
Swap premiums paid	1,177,755
Unrealized appreciation on foreign currency contracts	472,278
Unrealized appreciation on swap agreements	722,453
Other assets	1
313,724,923
Liabilities:
Payable for reverse repurchase agreements	$33,845
Payable for investments purchased	65,303,057
Payable for investments in Affiliates purchased	9,480
Payable for short sales	7,731,110
Deposits from counterparty	858,870
Payable for cross-currency swap exchanges	299,250
Payable for Fund shares redeemed	1,142,393
Dividends payable	73,640
Written options outstanding	1,145,549
Accrued related party fees	127,905
Swap premiums received	407,505
Unrealized depreciation on foreign currency contracts	433,963
Unrealized depreciation on swap agreements	251,319
Other liabilities	39
77,817,925
Net Assets	$235,906,998
Net Assets Consist of:
Paid in capital	$230,572,494
(Overdistributed) net investment income	(591,121)
Accumulated undistributed net realized (loss)	(1,796,851)
Net unrealized appreciation	7,722,476
$235,906,998
Cost of Investments	$204,604,101
Cost of Investments in Affiliates	$35,362,141
Cost of Repurchase Agreements	$21,479,741
Cost of Foreign Currency Held	$159,271
Proceeds Received on Short Sales	$7,720,564
Premiums Received on Written Options	$886,675

14	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Net Assets:
Institutional Class	$136,538,305
Class P	8,184,067
Administrative Class	32,792,128
Class D	17,422,193
Class A	26,070,979
Class B	540,862
Class C	11,717,441
Class R	2,641,023
Shares Issued and Outstanding:
Institutional Class	12,550,005
Class P	752,244
Administrative Class	3,014,112
Class D	1,601,372
Class A	2,396,330
Class B	49,714
Class C	1,077,016
Class R	242,751
Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$10.88
Class P	10.88
Administrative Class	10.88
Class D	10.88
Class A	10.88
Class B	10.88
Class C	10.88
Class R	10.88

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

Annual Report	March 31, 2011	15

Statement of Operations PIMCO Total Return Fund

Year Ended March 31, 2011
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$8,004,381
Dividends	4,861
Dividends from Affiliate investments	85,796
Miscellaneous income	78
Total Income	8,095,116

Expenses:
Investment advisory fees	598,601
Supervisory and administrative fees	643,890
Distribution and/or servicing fees - Administrative Class	84,291
Distribution fees - Class B	5,600
Distribution fees - Class C	93,007
Distribution fees - Class R	6,127
Servicing fees - Class A	68,540
Servicing fees - Class B	1,867
Servicing fees - Class C	31,002
Servicing fees - Class R	6,127
Trustees’ fees	969
Interest expense	1,976
Miscellaneous expense	1,653
Total Expenses	1,543,650

Net Investment Income	6,551,466

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	3,036,174
Net realized gain on Affiliate investments	1,219
Net realized gain on futures contracts, written options and swaps	4,991,842
Net realized (loss) on foreign currency transactions	(938,001)
Net change in unrealized appreciation on investments	3,069,660
Net change in unrealized appreciation on Affiliate investments	10,870
Net change in unrealized (depreciation) on futures contracts, written options and swaps	(1,491,946)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	(58,957)
Net Gain	8,620,861

Net Increase in Net Assets Resulting from Operations	$15,172,327

* Foreign tax withholdings	$86

16	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Total Return Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$6,551,466	$7,109,373
Net realized gain	7,090,015	8,609,649
Net realized gain on Affiliate investments	1,219	175
Net change in unrealized appreciation	1,518,757	9,142,522
Net change in unrealized appreciation on Affiliate investments	10,870	64
Net increase resulting from operations	15,172,327	24,861,783

Distributions to Shareholders:
From net investment income
Institutional Class	(4,465,101)	(5,012,322)
Class P	(221,469)	(138,519)
Administrative Class	(1,008,032)	(1,272,321)
Class D	(532,777)	(533,770)
Class A	(766,956)	(915,806)
Class B	(15,025)	(37,778)
Class C	(254,485)	(269,715)
Class R	(62,851)	(59,535)
From net realized capital gains
Institutional Class	(6,704,372)	(1,167,844)
Class P	(356,662)	(44,773)
Administrative Class	(1,633,729)	(306,162)
Class D	(900,812)	(145,013)
Class A	(1,323,132)	(239,499)
Class B	(30,910)	(10,933)
Class C	(621,557)	(97,652)
Class R	(124,205)	(17,672)

Total Distributions	(19,022,075)	(10,269,314)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	19,575,169	60,447,463

Fund Redemption Fee	0	16

Total Increase in Net Assets	15,725,421	75,039,948

Net Assets:
Beginning of year	220,181,577	145,141,629
End of year*	$235,906,998	$220,181,577

* Including (overdistributed) net investment income of:	$(591,121)	$(988,548)

**	See note 11 in the Notes to Financial Statements.

Annual Report	March 31, 2011	17

Summary Schedule of Investments PIMCO Total Return Fund

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)		% OF NET ASSETS
BANK LOAN OBLIGATIONS
Total Bank Loan Obligations (l) (Cost $1,442,611)			$	1,437,079	0.6%
CORPORATE BONDS & NOTES

BANKING & FINANCE
Ally Financial, Inc.
0.000% - 9.000% due 04/01/2011 - 11/01/2031 (m)	$	2,735,169		2,855,469	1.2%
American International Group, Inc.
8.175% due 05/15/2068		915,616		992,299	0.4%
8.250% due 08/15/2018		752,405		881,661	0.4%
0.000% - 8.625% due 04/26/2011 - 03/15/2087 (q)		26,579,031		3,776,153	1.6%
Barclays Bank PLC
10.179% due 06/12/2021		489,977		624,775	0.3%
14.000% due 11/29/2049	GBP	337,508		709,273	0.3%
Bear Stearns Cos. LLC
6.950% due 08/10/2012	$	565,980		609,304	0.3%
Citigroup, Inc.
5.500% - 8.500% due 04/11/2013		742,570		794,486	0.3%
0.404% - 8.500% due 05/18/2011 - 07/15/2039		3,184,201		3,480,587	1.5%
Dexia Credit Local S.A.
0.784% due 04/29/2014		732,000		728,471	0.3%
Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012		640,080		644,740	0.3%
Lloyds TSB Bank PLC
12.000% due 12/29/2049		1,195,450		1,401,183	0.6%
Merrill Lynch & Co., Inc.
6.050% due 08/15/2012		650,762		691,529	0.3%
6.875% due 04/25/2018		799,645		887,943	0.4%
0.540% - 7.750% due 06/05/2012 - 05/14/2038		718,605		809,099	0.3%
Royal Bank of Scotland Group PLC
1.450% due 10/20/2011		1,007,600		1,013,927	0.4%
0.503% - 7.648% due 12/09/2011 - 08/29/2049 (q)		1,665,061		1,690,741	0.7%
Other Banking & Finance (a)(d)(l)(m)(q)				36,897,246	15.6%

Total Banking & Finance				59,488,886	25.2%

INDUSTRIALS
Total Industrials (a)(e)(l)(m)(q)				12,475,413	5.3%
UTILITIES

Total Utilities (l)				4,362,953	1.8%

Total Corporate Bonds & Notes (Cost $70,859,904)				76,327,252	32.3%

CONVERTIBLE BONDS & NOTES
Total Convertible Bonds & Notes (l) (Cost $243,869)				264,613	0.1%
MUNICIPAL BONDS & NOTES
Total Municipal Bonds & Notes (a)(g)(l)(q) (Cost $8,530,642)				8,453,779	3.6%

18	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)		% OF NET ASSETS
U.S. GOVERNMENT AGENCIES
Fannie Mae
3.500% due 04/01/2041	$	1,769,500	$	1,662,778	0.7%
4.500% due 04/01/2041		18,020,545		18,313,395	7.8%
5.000% due 04/01/2041		1,389,250		1,451,766	0.6%
5.000% due 05/01/2041		8,287,250		8,632,986	3.7%
5.500% due 05/01/2034		888,294		955,978	0.4%
5.500% due 02/01/2037		532,889		571,155	0.2%
5.500% due 12/01/2037		1,089,173		1,166,743	0.5%
5.500% due 02/01/2038		647,710		693,437	0.3%
5.500% due 06/01/2038		811,212		868,904	0.4%
5.500% due 05/01/2041		1,888,850		2,012,806	0.8%
0.000% - 1000.000% due 04/01/2011 - 01/25/2048 (b)(c)		15,856,504		16,836,607	7.1%
Freddie Mac
3.500% due 04/01/2041		1,848,923		1,733,662	0.7%
4.000% due 04/01/2041		1,914,000		1,876,019	0.8%
4.500% due 04/01/2041		2,216,000		2,248,201	1.0%
0.000% - 1007.500% due 04/01/2011 - 07/01/2047 (b)(c)		3,988,000		4,154,934	1.8%
Other U.S. Government Agencies (a)(b)(l)				787,489	0.3%

Total U.S. Government Agencies (Cost $63,333,401)				63,966,860	27.1%

U.S. TREASURY OBLIGATIONS
Treasury Inflation Protected Securities (h)
1.750% due 01/15/2028		819,601		836,121	0.4%
2.000% due 01/15/2026		757,769		809,451	0.3%
2.375% due 01/15/2027		661,885		737,227	0.3%
2.500% due 01/15/2029 (k)(n)		2,228,256		2,526,806	1.1%
3.875% due 04/15/2029		609,030		815,767	0.3%
2.375% - 3.625% due 01/15/2025 - 04/15/2028		764,562		908,339	0.4%
Other U.S. Treasury Obligations (l)				1,677	0.0%

Total U.S. Treasury Obligations (Cost $6,708,222)				6,635,388	2.8%

MORTGAGE-BACKED SECURITIES
Arkle Master Issuer PLC
1.464% due 05/17/2060		801,200		800,250	0.4%
Other Mortgage-Backed Securities (a)(b)(l)(q)				13,687,841	5.8%

Total Mortgage-Backed Securities (Cost $13,919,959)				14,488,091	6.2%

ASSET-BACKED SECURITIES
SLM Student Loan Trust
1.803% due 04/25/2023		1,084,108		1,120,389	0.5%
Other Asset-Backed Securities (a)(l)				2,359,372	1.0%

Total Asset-Backed Securities (Cost $3,431,314)				3,479,761	1.5%

See Accompanying Notes	Annual Report	March 31, 2011	19

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)		% OF NET ASSETS
SOVEREIGN ISSUES
Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	6,865,784	$	4,139,875	1.7%
10.000% due 01/01/2017		2,055,854		1,116,856	0.5%
10.000% due 01/01/2013 - 01/01/2014		324,000		188,265	0.1%
Canada Government International Bond
1.750% due 03/01/2013	CAD	845,054		870,571	0.4%
2.000% due 12/01/2014		1,419,700		1,443,353	0.6%
2.500% due 09/01/2013		567,300		$592,040	0.2%
1.500% - 4.500% due 09/01/2011 - 06/01/2016		855,250		894,190	0.4%
Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	388,900		549,754	0.2%
Province of Quebec Canada
4.500% due 12/01/2020	CAD	779,800		829,358	0.4%
Other Sovereign Issues (l)(m)				5,816,428	2.5%

Total Sovereign Issues (Cost $15,467,225)				16,440,690	7.0%

CONVERTIBLE PREFERRED SECURITIES
Total Convertible Preferred Securities (l) (Cost $27,150)				60,164	0.0%

		SHARES
PREFERRED SECURITIES
Citigroup, Inc.
6.150% due 07/15/2033		1,974,000		22,723	0.0%
Other Preferred Securities (l)				26,952	0.0%

Total Preferred Securities (Cost $51,157)				49,675	0.0%

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS

CERTIFICATES OF DEPOSIT
Total Certificates of Deposit (l)				1,351,679	0.6%
COMMERCIAL PAPER
Kells Funding LLC
0.230% - 0.376% due 04/04/2011 - 09/07/2011	$	6,756,288		6,752,782	2.9%
Straight-A Funding LLC
0.170% - 0.254% due 04/04/2011 - 06/09/2011		1,741,135		1,740,637	0.7%
Other Commercial Paper				857,959	0.4%

Total Commercial Paper				9,351,378	4.0%

REPURCHASE AGREEMENTS
Banc of America Securities LLC
0.100% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.750% due 02/15/2019 valued at $102,277. Repurchase proceeds are $100,000.)		100,000		100,000	0.1%

20	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 3.500% due 02/15/2039 valued at $360,067 and U.S. Treasury Notes 2.125% due. 12/31/2015 valued at $133,925. Repurchase proceeds are $483,152.)	$	483,150	$	483,150	0.2%
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625% - 2.875% due 06/30/2012 - 03/31/2018 valued at $1,566,436. Repurchase proceeds are $1,535,406.)		1,535,400		1,535,400	0.7%
Barclays Capital, Inc.
0.020% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,023,722. Repurchase proceeds are $1,000,001.)		1,000,000		1,000,000	0.4%
0.020% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $458,028. Repurchase proceeds are $450,000.)		450,000		450,000	0.2%
0.100% due 04/04/2011 (Dated 03/28/2011. Collateralized by Fannie Mae 4.500% - 5.500% due 06/01/2039 - 09/01/2039 valued at $187,058 and Ginnie Mae 4.000% - 5.500% due 06/20/2038 - 10/15/2040 valued at $71,210. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $11,645 and U.S. Treasury Notes 0.375% due 09/30/2012 valued at $226,922. Repurchase proceeds are $233,701.)		233,700		233,700	0.1%
0.130% due 04/06/2011 (Dated 03/22/2011. Collateralized by Fannie Mae 4.000% - 4.500% due 01/01/2025 - 03/01/2041 valued at $247,970 and Ginnie Mae 4.500% - 5.500% due 09/15/2039 - 03/20/2041 valued at $524,536. Repurchase proceeds are $750,003.)		750,000		750,000	0.3%
0.130% due 04/15/2011 (Dated 03/15/2011. Collateralized by Fannie Mae 2.750% - 6.000% due 05/15/2011 - 03/13/2014 valued at $105,730; Federal Home Loan Bank 0.370% - 4.600% due 12/29/2011 - 06/01/2022 valued at $168,492; and Freddie Mac 0.090% due 01/25/2012 valued at $52,244. Repurchase proceeds are $320,001.)		320,000		320,000	0.2%
0.140% due 04/15/2011 (Dated 03/16/2011. Collateralized by Fannie Mae 5.000% due 09/01/2040 valued at $68,802 and Ginnie Mae 4.500% due 02/15/2039 valued at $84,888. Repurchase proceeds are $150,001.)		150,000		150,000	0.1%
0.140% due 04/15/2011 (Dated 03/17/2011. Collateralized by Fannie Mae 4.000% due 01/01/2026 valued at $61,889; Freddie Mac 5.000% - 6.000% due 04/01/2036 - 01/01/2041 valued at $93,559; and Ginnie Mae 4.500% - 5.000% due 06/20/2040 - 09/20/2040 valued at $357,366. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.140% due 04/20/2011 (Dated 03/21/2011. Collateralized by Fannie Mae 3.650% due 12/08/2020 valued at $242,294 and Freddie Mac 0.090% - 6.000% due 01/25/2012 - 04/16/2037 valued at $776,632. Repurchase proceeds are $1,000,004.)		1,000,000		1,000,000	0.4%

See Accompanying Notes	Annual Report	March 31, 2011	21

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.150% due 04/04/2011 (Dated 04/01/2011. Collateralized by Fannie Mae 4.000% due 04/01/2041 valued at $103. Repurchase proceeds are $100.)	$	100	$	100	0.0%
0.150% due 04/13/2011 (Dated 03/10/2011. Collateralized by Fannie Mae 4.000% - 5.000% due 02/01/2026 - 01/01/2041 valued at $462,697 and Ginnie Mae 5.000% - 5.500% due 09/15/2039 - 07/15/2040 valued at $309,514. Repurchase proceeds are $750,003.)		750,000		750,000	0.3%
0.150% due 04/15/2011 (Dated 03/15/2011. Collateralized by Fannie Mae 4.000% - 5.000% due 02/01/2026 - 03/01/2041 valued at $208,955 and Ginnie Mae 4.500% due 07/15/2040 valued at $99,046. Repurchase proceeds are $300,001.)		300,000		300,000	0.1%
0.150% due 04/20/2011 (Dated 03/21/2011. Collateralized by Fannie Mae 3.500% - 5.500% due 07/01/2024 - 01/01/2041 valued at $439,857; Freddie Mac 4.000% - 6.000% due 05/01/2024 - 01/01/2041 valued at $246,411; and Ginnie Mae 4.500% - 5.500% due 02/15/2039 - 03/20/2041 valued at $342,065. Repurchase proceeds are $1,000,004.)		1,000,000		1,000,000	0.4%
0.150% due 04/21/2011 (Dated 03/22/2011. Collateralized by Fannie Mae 4.000% - 5.000% due 09/01/2025 - 11/01/2040 valued at $225,145 and Ginnie Mae 4.500% due 08/20/2040 valued at $31,900. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
0.170% due 04/11/2011 (Dated 03/21/2011. Collateralized by Fannie Mae 4.000% - 5.500% due 04/01/2025 - 01/01/2040 valued at $221,515; Freddie Mac 3.500% - 5.000% due 01/01/2025 - 01/01/2039 valued at $117,230; and Ginnie Mae 4.500% - 5.000% due 06/20/2040 - 01/20/2041 valued at $73,127. Repurchase proceeds are $400,002.)		400,000		400,000	0.2%
BNP Paribas Securities Corp.
0.120% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 1.750% - 3.875% due 01/15/2025 - 02/15/2041 valued at $774,022. Repurchase proceeds are $754,103.)		754,100		754,100	0.3%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125% - 3.875% due 04/15/2029 - 02/15/2040 valued at $645,620. Repurchase proceeds are $632,702.)		632,700		632,700	0.3%
0.140% due 04/04/2011 (Dated 04/01/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125% - 3.875% due 04/15/2029 - 02/15/2040 valued at $12,034. Repurchase proceeds are $11,700.)		11,700		11,700	0.0%
0.140% due 04/15/2011 (Dated 03/16/2011. Collateralized by Fannie Mae 4.500% due 02/01/2040 valued at $201,551 and Freddie Mac 4.500% due 12/01/2040 valued at $54,258. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
Citigroup Global Markets, Inc.
0.120% due 04/07/2011 (Dated 03/24/2011. Collateralized by Freddie Mac 3.350% due 11/17/2020 valued at $254,130. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625% due 07/31/2012 valued at $56,816. Repurchase proceeds are $55,700.)		55,700		55,700	0.0%

22	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $50,652. Repurchase proceeds are $49,600.)	$	49,600	$	49,600	0.0%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $11,836. Repurchase proceeds are $11,600.)		11,600		11,600	0.0%
Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% - 3.625% due 04/30/2011 - 08/15/2019 valued $120,319. Repurchase proceeds are $117,850.)		117,850		117,850	0.1%
0.110% due 04/07/2011 (Dated 03/24/2011. Collateralized by U.S. Treasury Notes 3.125% - 3.750% due 08/31/2013 - 11/15/2018 valued at $508,540. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.120% due 04/05/2011 (Dated 03/22/2011. Collateralized by U.S. Treasury Notes 2.750% - 4.500% due 11/30/2011 - 02/15/2019 valued at $508,705. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.120% due 04/15/2011 (Dated 03/16/2011. Collateralized by U.S. Treasury Notes 3.750% due 11/15/2018 valued at $503,931. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $280,458. Repurchase proceeds are $274,801.)		274,800		274,800	0.1%
0.130% due 04/11/2011 (Dated 03/15/2011. Collateralized by U.S. Treasury Notes 3.875% due 02/15/2013 valued at $1,017,975. Repurchase proceeds are $1,000,004.)		1,000,000		1,000,000	0.4%
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $730,474. Repurchase proceeds are $715,403.)		715,400		715,400	0.3%
Deutsche Bank Securities, Inc.
0.100% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $184,672. Repurchase proceeds are $181,101.)		181,100		181,100	0.1%
J.P. Morgan Securities, Inc.
0.130% due 04/05/2011 (Dated 03/22/2011. Collateralized by Fannie Mae 6.625% due 11/15/2030 valued at $10,271 and Freddie Mac 1.200% due 09/03/2013 valued at $500,252. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $19,053. Repurchase proceeds are $18,700.)		18,700		18,700	0.0%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 6.250% due 05/15/2030 valued at $385,377 and U.S. Treasury Notes 3.625% due 02/15/2020 valued at $125,071. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%

See Accompanying Notes	Annual Report	March 31, 2011	23

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $458,373 and U.S. Treasury Notes 2.875% due 03/31/2018 valued at $67,672. Repurchase proceeds are $513,702.)	$	513,700	$	513,700	0.2%
0.140% due 04/04/2011 (Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $245,484 and U.S. Treasury Notes 3.625% due 02/15/2020 valued at $297,684. Repurchase proceeds are $531,402.)		531,400		531,400	0.3%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $67,818 and Freddie Mac 1.625% due 04/26/2011 valued at $2,655. Repurchase proceeds are $68,700.)		68,700		68,700	0.0%
0.150% due 04/04/2011 (Dated 04/01/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $108,856. Repurchase proceeds are $106,700.)		106,700		106,700	0.1%
Morgan Stanley & Co., Inc.
0.120% due 04/04/2011 (Dated 03/21/2011. Collateralized by U.S. Treasury Notes 1.250% due 09/30/2015 valued at $251,168. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
0.130% due 04/01/2011 (Dated 03/25/2011. Collateralized by Fannie Mae 5.000% - 5.500% due 06/01/2036 - 07/01/2040 valued at $260,188. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%
0.130% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $42,825. Repurchase proceeds are $41,900.)		41,900		41,900	0.0%
0.130% due 04/05/2011 (Dated 03/15/2011. Collateralized by U.S. Treasury Notes 0.500% - 3.500% due 11/15/2013 - 05/15/2020 valued at $504,300. Repurchase proceeds are $500,002.)		500,000		500,000	0.2%
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% - 1.250% due 05/31/2012 - 09/30/2015 valued at $231,872. Repurchase proceeds are $227,101.)		227,100		227,100	0.1%
0.140% due 04/04/2011 (Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $2,142. Repurchase proceeds are $2,100.)		2,100		2,100	0.0%
0.140% due 04/11/2011 (Dated 03/21/2011. Collateralized by Fannie Mae 3.500% - 6.000% due 02/01/2038 - 10/01/2040 valued at $605,818 and Freddie Mac 4.000% due 12/01/2040 valued at $427,922. Repurchase proceeds are $1,000,004.)		1,000,000		1,000,000	0.4%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.625% due 12/03/2012 valued at $25,656. Repurchase proceeds are $25,000.)		25,000		25,000	0.0%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by Fannie Mae 0.375% due 12/28/2012 valued at $10,583 and Freddie Mac 1.230% due 08/23/2013 valued at $4,095. Repurchase proceeds are $14,300.)		14,300		14,300	0.0%

24	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)		% OF NET ASSETS
0.150% due 04/04/2011 (Dated 03/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 02/15/2038 valued at $47,246 and U.S. Treasury Notes 1.250% - 3.750% due 03/15/2012 - 11/15/2018 valued at $972,318. Repurchase proceeds are $1,000,004.)	$	1,000,000	$	1,000,000	0.4%
RBS Securities, Inc.
0.100% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.500% due 12/31/2013 valued at $128,862. Repurchase proceeds are $126,300.)		126,300		126,300	0.1%
0.140% due 04/04/2011 (Dated 04/01/2011. Collateralized by U.S. Treasury Notes 1.125% due 01/15/2012 valued at $87,288. Repurchase proceeds are $85,500.)		85,500		85,500	0.1%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by Freddie Mac 3.750% due 06/28/2013 valued at $14,497. Repurchase proceeds are $14,200.)		14,200		14,200	0.0%
0.150% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 02/29/2012 valued at $58,358. Repurchase proceeds are $57,200.)		57,200		57,200	0.0%
0.160% due 04/01/2011 (Dated 03/31/2011. Collateralized by Fannie Mae 3.200% due 09/10/2020 valued at $40,269. Repurchase proceeds are $40,000.)		40,000		40,000	0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,880. Repurchase proceeds are $6,741.)		6,741		6,741	0.0%
TD Securities (USA) LLC
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% - 5.000% due 05/15/2037 - 11/15/2039 valued at $74,482. Repurchase proceeds are $73,300.)		73,300		73,300	0.0%
UBS Securities LLC
0.140% due 04/01/2011 (Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $255,179. Repurchase proceeds are $250,001.)		250,000		250,000	0.1%

Total Repurchase Agreements				21,479,741	9.1%

SHORT-TERM NOTES
Total Short-Term Notes				128,021	0.0%
JAPAN TREASURY BILLS
0.105% - 0.112% due 05/09/2011 - 06/20/2011 (f)	JPY	226,710,000		2,725,148	1.1%
U.S. TREASURY BILLS
0.099% - 0.174% due 04/21/2011 - 09/08/2011 (f)(j)(k)(n)	$	7,000,330		6,997,305	3.0%

See Accompanying Notes	Annual Report	March 31, 2011	25

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)		% OF NET ASSETS
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO
PIMCO Short-Term Floating NAV Portfolio (i)	3,530,951,798	$	35,373,075	15.0%

Total Short-Term Instruments (Cost $77,430,529)			77,406,347	32.8%

Total Investments (Cost $261,445,983)		$	269,009,699	114.0%

Written Options (p) (Premiums $886,675)			(1,145,549)	(0.5%)

Other Assets and Liabilities (Net)			(31,957,152)	(13.5%)

Net Assets		$	235,906,998	100.0%

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	The grouping contains securities is in default.
(b)	The grouping contains interest only securities.
(c)	The group contains principal only securities.
(d)	The grouping contains when-Issued securities.
(e)	The group contains payment in-kind bond securities.
(f)	Coupon represents a weighted average yield.
(g)	The group contains securities which become interest bearing at a future date.
(h)	The group contains securities in which the principal amount is adjusted for inflation.
(i)	Affiliated to the Fund.
(j)	Securities with an aggregate market value of $570,259 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(k)	Securities with an aggregate market value of $94,168 and cash of $5,500 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(l)	Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of March 31, 2011.
(m)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $411,117 at a weighted average interest rate of -0.105%. On March 31, 2011, securities valued at $34,040 were pledged as collateral for reverse repurchase agreements.
(n)	Securities with an aggregate market value of $871,690 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	276,981	$80,853
90-Day Eurodollar December Futures	Long	12/2012	21,489	(47,691)
90-Day Eurodollar June Futures	Long	06/2012	243,034	(71,709)
90-Day Eurodollar March Futures	Long	03/2012	336,790	26,459
90-Day Eurodollar September Futures	Long	09/2011	176,784	51,413
90-Day Eurodollar September Futures	Long	09/2012	79,210	(134,083)
Japan Government 10-Year Bond June Futures	Short	06/2011	200	(282)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	43,739	4,154
U.S. Treasury 10-Year Note June Futures	Short	06/2011	47,707	(19,626)

				$(110,512)

26	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

(o)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%	)	09/20/2016	1.548%	$	1,700	$46	$31	$15
Brunswick Corp.	BOA	(4.100%	)	09/20/2013	1.226%		18,000	(1,284)	0	(1,284)
Centex Corp.	BCLY	(1.000%	)	06/20/2016	2.124%		4,000	211	37	174
Centex Corp.	BNP	(1.000%	)	06/20/2016	2.124%		12,500	659	120	539
Centex Corp.	BOA	(1.000%	)	06/20/2015	1.818%		4,500	144	148	(4)
Centex Corp.	DUB	(1.000%	)	12/20/2017	2.339%		2,500	191	(9)	200
Centex Corp.	GSC	(1.000%	)	06/20/2014	1.509%		1,500	23	20	3
Centex Corp.	GSC	(1.000%	)	06/20/2016	2.124%		3,120	164	0	164
CNA Financial Corp.	BCLY	(1.390%	)	12/20/2014	1.234%		10,000	(60)	1,209	(1,269)
CNA Financial Corp.	BOA	(0.690%	)	12/20/2014	1.234%		10,300	199	0	199
CNA Financial Corp.	BOA	(4.170%	)	12/20/2014	1.234%		8,000	(852)	0	(852)
CNA Financial Corp.	BOA	(3.360%	)	09/20/2016	1.558%		6,250	(570)	0	(570)
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.234%		10,200	278	0	278
Con-way, Inc.	BOA	(1.834%	)	03/20/2018	2.595%		19,000	835	1,663	(828)
CRH America, Inc.	CITI	(2.590%	)	09/20/2018	2.869%		10,000	160	0	160
Cytec Industries, Inc.	CITI	(1.000%	)	09/20/2017	1.697%		4,700	187	431	(244)
Cytec Industries, Inc.	DUB	(1.000%	)	09/20/2017	1.697%		2,300	92	198	(106)
Cytec Industries, Inc.	JPM	(1.000%	)	09/20/2013	0.712%		2,000	(15)	46	(61)
Deluxe Corp.	DUB	(1.000%	)	12/20/2014	2.297%		6,200	279	574	(295)
Domtar Corp.	SOG	(5.000%	)	09/20/2016	2.009%		31,500	(4,712)	(3,957)	(755)
DR Horton, Inc.	BCLY	(1.000%	)	06/20/2016	2.175%		26,000	1,432	1,623	(191)
DR Horton, Inc.	BNP	(1.000%	)	03/20/2016	2.108%		10,000	499	783	(284)
DR Horton, Inc.	BNP	(1.000%	)	06/20/2016	2.175%		21,500	1,184	1,597	(413)
DR Horton, Inc.	DUB	(1.000%	)	03/20/2016	2.108%		3,700	185	374	(189)
DR Horton, Inc.	DUB	(1.000%	)	06/20/2016	2.175%		4,500	248	472	(224)
DR Horton, Inc.	GSC	(1.000%	)	03/20/2014	1.462%		5,000	65	335	(270)
DR Horton, Inc.	GSC	(1.000%	)	09/20/2014	1.624%		3,000	62	163	(101)
DR Horton, Inc.	JPM	(1.000%	)	03/20/2015	1.790%		10,000	293	538	(245)
ERAC USA Finance LLC	JPM	(2.700%	)	12/20/2012	0.474%		10,000	(393)	789	(1,182)
Expedia, Inc.	RBS	(4.250%	)	09/20/2016	1.662%		16,500	(2,166)	0	(2,166)
FBG Finance Ltd.	BCLY	(2.140%	)	12/20/2014	0.637%		6,000	(331)	0	(331)
Fortune Brands, Inc.	DUB	(1.000%	)	03/20/2020	1.417%		12,000	372	416	(44)
Frontier Communications Corp.	BCLY	(5.000%	)	03/20/2013	1.400%		10,000	(719)	(602)	(117)
Hanson Ltd.	BCLY	(1.000%	)	09/20/2016	1.446%		20,000	445	3,056	(2,611)
Hanson Ltd.	BNP	(1.000%	)	03/20/2013	0.605%		15,000	(122)	68	(190)
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.411%		33,000	676	1,130	(454)
Hanson Ltd.	BNP	(1.000%	)	09/20/2016	1.446%		20,000	445	553	(108)
HCP, Inc.	CSFB	(0.530%	)	09/20/2011	0.133%		7,350	(15)	0	(15)
HCP, Inc.	JPM	(0.610%	)	09/20/2011	0.133%		3,200	(8)	0	(8)
HCP, Inc.	MLP	(0.650%	)	09/20/2016	0.990%		13,500	233	0	233
Health Care REIT, Inc.	BCLY	(3.310%	)	06/20/2015	0.889%		5,000	(497)	0	(497)
Health Management Associates, Inc.	BCLY	(1.000%	)	06/20/2016	2.316%		8,000	496	656	(160)
Health Management Associates, Inc.	BCLY	(5.000%	)	06/20/2016	2.316%		7,000	(900)	(801)	(99)
Host Hotels & Resorts LP	DUB	(1.000%	)	06/20/2012	0.481%		44,500	(298)	945	(1,243)
iStar Financial, Inc.	BCLY	(0.400%	)	03/20/2012	3.687%		10,000	309	0	309
iStar Financial, Inc.	MSC	(0.600%	)	12/20/2013	5.707%		10,000	1,187	0	1,187
Jones Group, Inc.	DUB	(1.000%	)	12/20/2014	1.977%		44,710	1,525	1,423	102
KB Home	BCLY	(5.000%	)	03/20/2015	3.616%		21,600	(1,102)	(1,583)	481
KB Home	BCLY	(5.000%	)	06/20/2015	3.721%		12,300	(610)	(936)	326
KB Home	BNP	(1.000%	)	06/20/2015	3.721%		5,000	510	465	45
KB Home	DUB	(1.000%	)	03/20/2014	3.039%		3,000	171	249	(78)
KB Home	DUB	(1.000%	)	03/20/2015	3.616%		5,000	466	491	(25)

See Accompanying Notes	Annual Report	March 31, 2011	27

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
KB Home	DUB	(5.000%	)	03/20/2015	3.616%	$	2,500	$(128)	$(194)	$66
KB Home	GSC	(1.000%	)	03/20/2014	3.039%		7,000	398	329	69
KeySpan Corp.	JPM	(0.450%	)	06/20/2013	0.212%		6,900	(38)	65	(103)
Lennar Corp.	BCLY	(5.000%	)	06/20/2015	3.121%		11,000	(805)	(888)	83
Lennar Corp.	BNP	(5.000%	)	03/20/2013	1.842%		9,000	(565)	(571)	6
Lennar Corp.	BNP	(5.000%	)	09/20/2014	2.815%		22,000	(1,593)	(1,448)	(145)
Lennar Corp.	BNP	(1.000%	)	06/20/2015	3.121%		20,000	1,613	2,099	(486)
Lennar Corp.	DUB	(0.785%	)	12/20/2011	1.026%		9,000	14	0	14
Lennar Corp.	DUB	(1.000%	)	03/20/2013	1.842%		6,800	109	262	(153)
Lennar Corp.	DUB	(1.000%	)	06/20/2015	3.121%		3,500	283	367	(84)
Lennar Corp.	DUB	(5.000%	)	06/20/2015	3.121%		5,000	(366)	(440)	74
Lennar Corp.	GSC	(1.000%	)	12/20/2011	1.026%		9,000	(2)	224	(226)
Lennar Corp.	GSC	(1.000%	)	09/20/2014	2.815%		4,500	263	483	(220)
Lennar Corp.	GSC	(5.000%	)	06/20/2015	3.121%		4,000	(293)	(235)	(58)
Lennar Corp.	GSC	(1.000%	)	06/20/2016	3.589%		4,000	464	478	(14)
Lexmark International, Inc.	BOA	(1.400%	)	06/20/2018	2.068%		9,600	389	0	389
Lexmark International, Inc.	CITI	(3.320%	)	06/20/2013	0.936%		5,590	(299)	0	(299)
Lexmark International, Inc.	JPM	(1.190%	)	06/20/2013	0.936%		15,880	(95)	0	(95)
Liberty Mutual Group, Inc.	BOA	(1.390%	)	03/20/2014	1.796%		7,600	85	836	(751)
Limited Brands, Inc.	BNP	(1.000%	)	12/20/2014	1.329%		1,250	14	96	(82)
Limited Brands, Inc.	BNP	(1.000%	)	09/20/2017	2.110%		22,000	1,376	1,835	(459)
Limited Brands, Inc.	BOA	(1.000%	)	12/20/2014	1.329%		5,000	58	216	(158)
Limited Brands, Inc.	BOA	(1.000%	)	09/20/2017	2.110%		10,000	625	907	(282)
Limited Brands, Inc.	BOA	(1.000%	)	06/20/2019	2.325%		20,400	1,804	1,603	201
Limited Brands, Inc.	DUB	(1.000%	)	09/20/2017	2.110%		7,600	476	798	(322)
Limited Brands, Inc.	DUB	(4.800%	)	09/20/2017	2.181%		43,000	(6,423)	0	(6,423)
Limited Brands, Inc.	JPM	(2.850%	)	09/20/2017	2.181%		2,700	(104)	150	(254)
Limited Brands, Inc.	RBS	(4.500%	)	09/20/2017	2.181%		18,700	(2,475)	0	(2,475)
Macy's Retail Holdings, Inc.	BCLY	(6.780%	)	09/20/2015	1.279%		6,810	(1,605)	0	(1,605)
Macy's Retail Holdings, Inc.	BNP	(1.000%	)	03/20/2012	0.339%		14,500	(98)	229	(327)
Macy's Retail Holdings, Inc.	BNP	(1.000%	)	09/20/2012	0.444%		13,000	(111)	68	(179)
Macy's Retail Holdings, Inc.	BOA	(6.870%	)	03/20/2012	0.342%		7,000	(463)	0	(463)
Manpower, Inc.	GSC	(2.500%	)	06/20/2013	0.759%	EUR	45,500	(2,499)	(2,684)	185
Marks & Spencer PLC	RBS	(0.950%	)	12/20/2017	1.848%	$	2,200	115	400	(285)
Marriott International, Inc.	CITI	(0.260%	)	06/20/2012	0.233%		15,000	(6)	0	(6)
Marsh & McLennan Cos., Inc.	DUB	(1.000%	)	06/20/2019	1.173%		15,300	182	0	182
Masco Corp.	BNP	(1.000%	)	09/20/2012	1.064%		18,100	12	196	(184)
Masco Corp.	CITI	(4.240%	)	03/20/2017	2.709%		9,020	(725)	0	(725)
Masco Corp.	DUB	(1.000%	)	09/20/2012	1.064%		15,000	9	360	(351)
Masco Corp.	DUB	(1.000%	)	06/20/2015	2.081%		4,000	168	269	(101)
Masco Corp.	DUB	(1.000%	)	12/20/2016	2.576%		1,000	79	110	(31)
Masco Corp.	GSC	(1.000%	)	09/20/2012	1.064%		5,200	4	54	(50)
Masco Corp.	GSC	(1.000%	)	03/20/2017	2.615%		3,000	250	269	(19)
Masco Corp.	JPM	(1.000%	)	09/20/2012	1.064%		5,400	3	80	(77)
Masco Corp.	JPM	(1.000%	)	06/20/2015	2.081%		5,000	211	232	(21)
Masco Corp.	MSC	(0.580%	)	09/20/2012	1.088%		5,000	37	0	37
Masco Corp.	MSC	(1.000%	)	09/20/2012	1.064%		12,000	8	327	(319)
Masco Corp.	MSC	(0.680%	)	09/20/2013	1.434%		10,000	181	0	181
Masco Corp.	UBS	(4.650%	)	12/20/2016	2.669%		10,000	(1,006)	0	(1,006)
Maytag Corp.	JPM	(0.460%	)	06/20/2015	1.134%		10,000	271	0	271
MDC Holdings, Inc.	BNP	(1.250%	)	12/20/2014	1.579%		9,000	102	0	102

28	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
MDC Holdings, Inc.	BOA	(1.000%	)	12/20/2014	1.535%	$	3,000	$56	$0	$56
MDC Holdings, Inc.	MLP	(1.350%	)	12/20/2012	0.986%		10,500	(70)	0	(70)
New York Times Co.	BNP	(1.000%	)	03/20/2015	1.739%		11,300	312	684	(372)
New York Times Co.	DUB	(5.000%	)	03/20/2015	1.739%		10,630	(1,324)	(952)	(372)
New York Times Co.	GSC	(1.000%	)	03/20/2015	1.739%		5,000	137	235	(98)
Office Depot, Inc.	BOA	(5.000%	)	09/20/2013	2.532%		10,000	(605)	(180)	(425)
Office Depot, Inc.	DUB	(5.000%	)	09/20/2013	2.532%		37,000	(2,238)	524	(2,762)
Office Depot, Inc.	GSC	(5.000%	)	09/20/2013	2.532%		10,000	(605)	64	(669)
Office Depot, Inc.	SOG	(5.000%	)	09/20/2013	2.532%		16,000	(968)	(849)	(119)
Packaging Corp. of America	CSFB	(0.940%	)	09/20/2013	0.712%		10,000	(59)	0	(59)
Pactiv Corp.	MSC	(5.000%	)	06/20/2017	3.612%		9,800	(720)	(677)	(43)
Pearson Dollar Finance PLC	BCLY	(0.610%	)	06/20/2013	0.295%		25,000	(180)	0	(180)
Pearson Dollar Finance PLC	BCLY	(0.730%	)	06/20/2018	0.824%		7,000	41	0	41
Pearson Dollar Finance PLC	BCLY	(0.770%	)	06/20/2018	0.824%		10,000	33	0	33
Pearson Dollar Finance PLC	DUB	(0.720%	)	06/20/2018	0.824%		11,000	72	0	72
Pearson Dollar Finance PLC	JPM	(0.830%	)	06/20/2014	0.426%		5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%	)	09/20/2016	1.537%		20,835	556	1,533	(977)
PMI Group, Inc.	JPM	(0.460%	)	09/20/2016	8.968%		9,500	2,994	0	2,994
ProLogis	CITI	(1.000%	)	06/20/2012	0.339%		10,500	(89)	223	(312)
Pulte Group, Inc.	BNP	(1.000%	)	03/20/2013	1.811%		10,250	158	180	(22)
Pulte Group, Inc.	BNP	(1.000%	)	03/20/2014	2.337%		35,000	1,317	1,578	(261)
Pulte Group, Inc.	DUB	(1.000%	)	09/20/2011	0.924%		15,400	(10)	57	(67)
Reed Elsevier Capital, Inc.	MLP	(0.290%	)	06/20/2012	0.153%		5,000	(9)	0	(9)
Rexam PLC	BCLY	(1.450%	)	06/20/2013	0.567%		12,500	(250)	981	(1,231)
Rexam PLC	RBS	(1.450%	)	06/20/2013	0.567%		4,000	(80)	273	(353)
Rohm and Haas Co.	BNP	(1.000%	)	09/20/2017	0.544%		30,000	(832)	(437)	(395)
Rohm and Haas Co.	BNP	(1.600%	)	09/20/2017	0.545%		4,665	(298)	0	(298)
Rohm and Haas Co.	BOA	(0.700%	)	09/20/2017	0.545%		13,425	(128)	0	(128)
Rohm and Haas Co.	BOA	(1.000%	)	09/20/2017	0.544%		1,500	(41)	(16)	(25)
Rohm and Haas Co.	CITI	(0.540%	)	09/20/2017	0.545%		7,000	1	0	1
RPM International, Inc.	BCLY	(1.460%	)	03/20/2018	1.780%		2,800	53	0	53
RPM International, Inc.	BOA	(1.030%	)	03/20/2018	1.780%		9,000	407	399	8
RPM International, Inc.	GSC	(1.000%	)	03/20/2018	1.727%		15,000	658	219	439
RR Donnelley & Sons Co.	BOA	(5.000%	)	09/20/2016	2.519%		17,300	(2,119)	(1,598)	(521)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	3.024%		25,000	(778)	0	(778)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2012	0.403%		42,000	(259)	(84)	(175)
RR Donnelley & Sons Co.	DUB	(1.000%	)	06/20/2014	1.611%		800	15	34	(19)
RR Donnelley & Sons Co.	DUB	(1.000%	)	03/20/2017	2.629%		900	76	84	(8)
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.724%		10,000	(283)	0	(283)
RR Donnelley & Sons Co.	GSC	(1.000%	)	09/20/2016	2.519%		7,700	568	962	(394)
Ryland Group, Inc.	BCLY	(1.000%	)	06/20/2017	2.567%		2,200	183	159	24
Ryland Group, Inc.	BNP	(1.000%	)	06/20/2017	2.567%		28,500	2,363	1,700	663
Ryland Group, Inc.	BNP	(5.000%	)	06/20/2020	2.739%		9,000	(1,424)	(1,621)	197
Ryland Group, Inc.	DUB	(1.000%	)	03/20/2015	2.114%		9,000	368	668	(300)
Ryland Group, Inc.	RBS	(1.000%	)	06/20/2017	2.567%		900	74	67	7
Seagate Technology HDD Holdings	DUB	(5.000%	)	12/20/2011	0.297%		7,700	(277)	(423)	146
Seagate Technology HDD Holdings	GSC	(1.000%	)	12/20/2011	0.297%		20,800	(114)	198	(312)
Seagate Technology HDD Holdings	JPM	(2.250%	)	12/20/2011	0.297%		11,100	(166)	735	(901)
Sealed Air Corp.	BOA	(1.060%	)	09/20/2013	0.672%		9,250	(91)	517	(608)
Tate & Lyle International Finance PLC	BCLY	(1.250%	)	12/20/2014	0.705%		12,000	(242)	0	(242)
Temple-Inland, Inc.	BCLY	(1.000%	)	06/20/2012	0.396%		6,000	(46)	61	(107)
Temple-Inland, Inc.	BNP	(6.670%	)	03/20/2018	2.244%		7,430	(1,980)	0	(1,980)

See Accompanying Notes	Annual Report	March 31, 2011	29

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate Issues - Buy Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Temple-Inland, Inc.	BOA	(1.000%	)	03/20/2018	2.170%	$	4,000	$279	$209	$70
Temple-Inland, Inc.	DUB	(1.000%	)	03/20/2018	2.170%		4,000	279	156	123
Toll Brothers Finance Corp.	BCLY	(1.000%	)	12/20/2017	2.157%		36,000	2,398	1,746	652
Toll Brothers Finance Corp.	BCLY	(5.000%	)	12/20/2017	2.157%		32,500	(5,390)	(6,822)	1,432
Toll Brothers Finance Corp.	BNP	(1.000%	)	06/20/2015	1.642%		10,000	252	262	(10)
Toll Brothers Finance Corp.	BNP	(1.000%	)	12/20/2017	2.157%		15,000	998	814	184
Toll Brothers Finance Corp.	BOA	(1.000%	)	12/20/2019	2.319%		7,000	638	251	387
Toll Brothers Finance Corp.	DUB	(1.000%	)	12/20/2019	2.319%		3,000	273	262	11
Toll Brothers Finance Corp.	GSC	(1.000%	)	12/20/2017	2.157%		2,700	180	71	109
Toll Brothers Finance Corp.	MSC	(1.390%	)	09/20/2013	1.167%		9,800	(57)	0	(57)
Tyson Foods, Inc.	BNP	(1.000%	)	03/20/2014	0.878%		4,000	(15)	136	(151)
Tyson Foods, Inc.	GSC	(1.000%	)	03/20/2014	0.878%		31,000	(120)	1,474	(1,594)
Tyson Foods, Inc.	JPM	(1.000%	)	03/20/2014	0.878%		12,000	(46)	795	(841)
Tyson Foods, Inc.	RBS	(3.250%	)	06/20/2016	1.573%		19,000	(1,560)	0	(1,560)
Universal Corp.	DUB	(1.000%	)	12/20/2014	2.123%		33,000	1,285	580	705
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.871%		2,575	133	129	4
Universal Health Services, Inc.	BOA	(1.250%	)	06/20/2016	1.871%		8,000	235	303	(68)
Universal Health Services, Inc.	BOA	(1.610%	)	06/20/2016	1.871%		7,000	84	50	34
UST LLC	BCLY	(0.700%	)	03/20/2018	0.361%		24,000	(529)	0	(529)
UST LLC	CITI	(1.000%	)	03/20/2018	0.366%		2,500	(102)	(133)	31
UST LLC	DUB	(1.000%	)	03/20/2018	0.366%		1,500	(62)	(74)	12
VTB Bank OJSC Via VTB Capital S.A.	BCLY	(2.150%	)	05/20/2013	1.562%		15,000	(303)	6,476	(6,779)
Wesfarmers Ltd.	BCLY	(2.235%	)	06/20/2013	0.369%		25,000	(1,053)	373	(1,426)
Wesfarmers Ltd.	GSC	(2.510%	)	06/20/2013	0.369%		23,200	(1,122)	0	(1,122)
Whirlpool Corp.	DUB	(1.000%	)	12/20/2012	0.555%		600	(5)	(2)	(3)

								$(19,718)	$31,956	$(51,674)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CITI	1.000%	03/20/2021	2.178%	$	2,000	$(181)	$(173)	$(8)
Alcoa, Inc.	GSC	1.000%	03/20/2018	1.903%		12,200	(664)	(721)	57
Alcoa, Inc.	JPM	1.000%	03/20/2018	1.903%		7,900	(430)	(445)	15
Ally Financial, Inc.	GSC	5.000%	03/20/2020	3.033%		30,000	3,846	1,141	2,705
American International Group, Inc.	BOA	5.000%	12/20/2011	0.402%		31,000	1,088	(930)	2,018
American International Group, Inc.	DUB	5.000%	12/20/2011	0.402%		10,500	368	(315)	683
American International Group, Inc.	GSC	5.000%	09/20/2011	0.402%		17,400	410	(4,002)	4,412
American International Group, Inc.	UBS	5.000%	12/20/2011	0.402%		10,000	351	(700)	1,051
Australia Government Bond	DUB	1.000%	03/20/2015	0.408%		71,200	1,656	1,367	289
Australia Government Bond	DUB	1.000%	03/20/2016	0.505%		78,800	1,883	1,773	110
Australia Government Bond	JPM	1.000%	06/20/2016	0.525%		25,000	598	570	28
Australia Government Bond	RBS	1.000%	06/20/2015	0.427%		25,000	595	678	(83)
Australia Government Bond	UBS	1.000%	03/20/2015	0.408%		50,000	1,163	693	470
Australia Government Bond	UBS	1.000%	06/20/2015	0.427%		50,000	1,190	1,331	(141)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.187%		9,100	57	(21)	78

30	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.559%	$	20,000	$229	$0	$229
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.824%		65,000	458	(1,169)	1,627
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.824%		25,000	176	(468)	644
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.824%		162,200	1,142	(2,827)	3,969
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	0.994%		20,000	12	(298)	310
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.824%		25,000	177	(434)	611
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2016	1.050%		22,400	(45)	(253)	208
Berkshire Hathaway Finance Corp.	CITI	1.000%	06/20/2020	1.350%		4,400	(116)	(184)	68
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.785%		25,000	202	(495)	697
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.824%		65,000	458	(932)	1,390
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.824%		111,400	784	(1,718)	2,502
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2015	0.860%		30,000	179	(962)	1,141
Berkshire Hathaway Finance Corp.	GSC	1.000%	12/20/2015	0.994%		60,000	36	(1,275)	1,311
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2021	1.378%		25,000	(754)	(863)	109
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	0.860%		20,000	120	(816)	936
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	0.994%		15,000	9	(463)	472
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.378%		5,900	(178)	(237)	59
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.824%		77,000	542	(1,445)	1,987
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.824%		3,300	23	(60)	83
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.173%		6,700	29	(486)	515
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%		5,700	25	(403)	428
BP Capital Markets America, Inc.	BOA	5.000%	09/20/2011	0.173%		25,000	617	(506)	1,123
BP Capital Markets America, Inc.	CSFB	5.000%	09/20/2011	0.173%		25,000	617	(324)	941
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		99,500	2,455	(1,480)	3,935
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%		13,100	56	(677)	733
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%		15,800	67	(1,162)	1,229
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%		5,900	145	(154)	299
BP Capital Markets America, Inc.	MSC	5.000%	09/20/2011	0.173%		25,000	617	(411)	1,028

See Accompanying Notes	Annual Report	March 31, 2011	31

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.372%	$	15,000	$103	$0	$103
Brazil Government International Bond	BCLY	1.620%	03/20/2013	0.640%		20,900	414	0	414
Brazil Government International Bond	BCLY	1.000%	03/20/2015	0.938%		75,000	201	(1,413)	1,614
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%		127,100	214	(1,967)	2,181
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		240,700	(18)	(2,853)	2,835
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.047%		105,000	(189)	(514)	325
Brazil Government International Bond	BCLY	1.000%	03/20/2016	1.081%		64,790	(228)	(514)	286
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.009%		34,600	(3)	(407)	404
Brazil Government International Bond	BOA	1.000%	03/20/2021	1.511%		7,800	(323)	(355)	32
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%		21,000	(2)	(330)	328
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		119,600	(420)	(943)	523
Brazil Government International Bond	CITI	1.000%	03/20/2021	1.511%		10,100	(418)	(448)	30
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%		70,000	(6)	(777)	771
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.106%		10,000	550	0	550
Brazil Government International Bond	CSFB	1.000%	06/20/2020	1.474%		25,000	(908)	(789)	(119)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.372%		7,500	52	0	52
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%		61,800	105	(873)	978
Brazil Government International Bond	DUB	1.000%	09/20/2015	1.009%		110,000	(9)	(1,220)	1,211
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%		75,000	(135)	(494)	359
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%		50,000	(1,816)	(1,656)	(160)
Brazil Government International Bond	GSC	1.000%	03/20/2015	0.938%		100,000	267	(1,931)	2,198
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%		30,800	52	(414)	466
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%		247,900	418	(3,142)	3,560
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		130,500	(10)	(1,332)	1,322
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%		100,000	(181)	(756)	575
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%		66,000	(231)	(523)	292
Brazil Government International Bond	HSBC	1.000%	06/20/2020	1.474%		110,000	(3,995)	(3,489)	(506)
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.938%		25,000	67	(506)	573

32	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%	$	40,000	$68	$(420)	$488
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		107,000	(8)	(1,219)	1,211
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.474%		25,000	(908)	(789)	(119)
Brazil Government International Bond	MLP	1.710%	05/20/2013	0.664%		15,000	427	0	427
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.096%		300	15	0	15
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.346%		50,000	463	0	463
Brazil Government International Bond	MSC	1.660%	03/20/2013	0.640%		47,000	968	0	968
Brazil Government International Bond	MSC	1.770%	09/20/2014	0.874%		15,000	463	0	463
Brazil Government International Bond	MSC	1.000%	06/20/2015	0.966%		31,500	53	(305)	358
Brazil Government International Bond	MSC	1.000%	09/20/2015	1.009%		25,000	(2)	(157)	155
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.047%		100,000	(181)	(806)	625
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.081%		75,000	(264)	(608)	344
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.198%		6,000	121	0	121
Brazil Government International Bond	RBS	1.000%	03/20/2015	0.938%		50,000	133	(989)	1,122
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%		27,600	(2)	(261)	259
Brazil Government International Bond	UBS	1.000%	03/20/2016	1.081%		50,000	(176)	(481)	305
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	2.079%		25,000	819	0	819
California State General Obligation Bonds, Series 2003	CITI	2.100%	03/20/2021	2.079%		20,000	49	0	49
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%		30,000	140	0	140
California State General Obligation Bonds, Series 2003	GSC	2.150%	09/20/2011	0.703%		13,330	101	0	101
California State General Obligation Bonds, Series 2003	GSC	2.250%	09/20/2011	0.703%		13,330	108	0	108
California State General Obligation Bonds, Series 2003	GSC	2.400%	09/20/2011	0.703%		13,330	118	0	118
California State General Obligation Bonds, Series 2003	MSC	2.650%	12/20/2020	2.121%		25,000	800	0	800
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	2.063%		25,000	(2,060)	0	(2,060)

See Accompanying Notes	Annual Report	March 31, 2011	33

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Canada Government Bond	GSC	1.000%	03/20/2015	0.339%	$	10,000	$260	$243	$17
Chesapeake Energy Corp.	JPM	5.000%	03/20/2021	2.865%		5,900	934	760	174
China Development Bank Corp.	BCLY	1.000%	06/20/2016	1.056%		20,000	(49)	(97)	48
China Development Bank Corp.	JPM	1.000%	06/20/2016	1.056%		15,000	(37)	(131)	94
China Development Bank Corp.	MSC	1.000%	06/20/2016	1.056%		50,000	(121)	(326)	205
China Government International Bond	BCLY	1.000%	03/20/2015	0.551%		50,000	883	520	363
China Government International Bond	BCLY	1.000%	06/20/2015	0.578%		50,000	880	817	63
China Government International Bond	BCLY	1.000%	12/20/2015	0.647%		75,000	1,221	1,074	147
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%		73,600	1,150	898	252
China Government International Bond	BCLY	1.000%	06/20/2016	1.056%		10,000	(24)	(34)	10
China Government International Bond	BNP	1.000%	06/20/2015	0.578%		25,000	440	384	56
China Government International Bond	BNP	1.000%	09/20/2015	0.615%		15,000	254	94	160
China Government International Bond	BNP	1.000%	03/20/2016	0.677%		42,000	656	509	147
China Government International Bond	BOA	0.780%	12/20/2014	0.522%		50,000	482	0	482
China Government International Bond	BOA	1.000%	06/20/2015	0.578%		126,600	2,227	1,811	416
China Government International Bond	BOA	1.000%	09/20/2015	0.615%		50,000	847	402	445
China Government International Bond	BOA	1.000%	12/20/2015	0.647%		25,000	407	362	45
China Government International Bond	BOA	1.000%	03/20/2016	0.677%		50,000	781	606	175
China Government International Bond	CITI	1.000%	06/20/2015	0.578%		24,900	438	388	50
China Government International Bond	CSFB	1.000%	03/20/2015	0.551%		85,000	1,501	410	1,091
China Government International Bond	CSFB	1.000%	06/20/2015	0.578%		25,000	440	136	304
China Government International Bond	DUB	1.000%	03/20/2015	0.551%		30,000	530	312	218
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		25,000	407	349	58
China Government International Bond	DUB	1.000%	03/20/2016	0.677%		30,000	469	364	105
China Government International Bond	DUB	1.000%	06/20/2016	1.056%		10,000	(24)	(48)	24
China Government International Bond	GSC	1.000%	09/20/2015	0.615%		25,000	423	182	241
China Government International Bond	JPM	1.000%	03/20/2015	0.551%		35,000	618	157	461
China Government International Bond	JPM	1.000%	06/20/2015	0.578%		60,000	1,056	494	562

34	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
China Government International Bond	JPM	1.000%	09/20/2015	0.615%	$	10,000	$169	$62	$107
China Government International Bond	JPM	1.000%	12/20/2015	0.647%		25,000	407	349	58
China Government International Bond	JPM	1.000%	03/20/2016	0.677%		50,000	781	594	187
China Government International Bond	JPM	1.000%	06/20/2016	1.056%		10,000	(24)	(34)	10
China Government International Bond	MSC	1.000%	03/20/2015	0.551%		100,000	1,767	463	1,304
China Government International Bond	MSC	1.000%	12/20/2015	0.647%		50,000	814	712	102
China Government International Bond	MSC	1.000%	06/20/2016	1.056%		20,000	(49)	(39)	(10)
China Government International Bond	RBS	1.000%	03/20/2015	0.551%		20,000	353	198	155
China Government International Bond	RBS	1.000%	06/20/2015	0.578%		104,600	1,840	1,382	458
China Government International Bond	RBS	1.000%	12/20/2015	0.647%		25,000	407	362	45
China Government International Bond	UBS	1.000%	03/20/2015	0.551%		25,000	442	119	323
China Government International Bond	UBS	1.000%	06/20/2015	0.578%		25,000	440	396	44
China Government International Bond	UBS	1.000%	09/20/2015	0.615%		25,000	423	219	204
Citigroup, Inc.	BCLY	1.000%	09/20/2011	0.218%		9,100	37	(65)	102
Citigroup, Inc.	BOA	1.000%	09/20/2011	0.218%		10,000	40	(68)	108
Citigroup, Inc.	GSC	1.000%	09/20/2011	0.218%		16,300	66	(69)	135
Citigroup, Inc.	JPM	1.000%	09/20/2011	0.218%		5,700	23	(31)	54
Citigroup, Inc.	MSC	1.000%	06/20/2011	0.218%		70,200	145	(159)	304
Citigroup, Inc.	UBS	1.000%	09/20/2011	0.218%		21,100	86	(124)	210
Dell, Inc.	BCLY	1.000%	09/20/2013	0.434%		14,100	201	74	127
Dell, Inc.	CITI	1.000%	09/20/2013	0.434%		19,400	277	111	166
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%		28,000	(2,913)	(3,261)	348
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%		5,000	(520)	(686)	166
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%		70,000	(7,281)	(8,209)	928
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.898%		6,000	24	(154)	178
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%		9,500	(27)	(29)	2
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.898%		6,000	24	(154)	178
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.898%		5,000	20	(185)	205
Emirate of Abu Dhabi	DUB	1.000%	03/20/2016	1.067%		5,500	(16)	(42)	26
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.898%		16,000	64	(453)	517
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%		2,000	(6)	(17)	11
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	0.898%		5,000	20	(185)	205
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	1.036%		25,000	(32)	(161)	129
Emirate of Abu Dhabi	JPM	1.000%	03/20/2016	1.067%		5,000	(14)	(2)	(12)
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	1.036%		25,000	(32)	(161)	129
Emirate of Abu Dhabi	RBS	1.000%	03/20/2016	1.067%		5,000	(14)	(7)	(7)
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.898%		17,000	68	(460)	528
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%		5,000	(14)	(5)	(9)
Export-Import Bank of China	BNP	1.000%	06/20/2016	1.056%		15,000	(36)	(141)	105

See Accompanying Notes	Annual Report	March 31, 2011	35

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Export-Import Bank of China	CITI	1.000%	06/20/2016	1.056%	$	10,000	$(25)	$(97)	$72
Export-Import Bank of China	CSFB	1.000%	06/20/2016	1.056%		5,000	(13)	(44)	31
Export-Import Bank of China	GSC	1.000%	06/20/2016	1.056%		40,000	(97)	(416)	319
Export-Import Bank of China	HSBC	1.000%	06/20/2016	1.056%		10,000	(24)	(53)	29
Export-Import Bank of China	JPM	1.000%	06/20/2016	1.056%		15,000	(37)	(160)	123
Export-Import Bank of China	MSC	1.000%	06/20/2016	1.056%		20,000	(48)	(193)	145
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	0.918%		10,000	(257)	0	(257)
Ford Motor Co.	BOA	5.000%	12/20/2015	2.940%		5,000	449	330	119
France Government Bond	BCLY	0.250%	03/20/2016	0.724%		224,000	(5,012)	(8,323)	3,311
France Government Bond	BOA	0.250%	12/20/2015	0.693%		75,000	(1,499)	(2,042)	543
France Government Bond	BOA	0.250%	03/20/2016	0.724%		116,200	(2,600)	(4,571)	1,971
France Government Bond	CITI	0.250%	06/20/2015	0.620%		200,000	(3,010)	(3,995)	985
France Government Bond	CITI	0.250%	12/20/2015	0.693%		50,000	(999)	(1,363)	364
France Government Bond	CITI	0.250%	03/20/2016	0.724%		40,000	(894)	(1,487)	593
France Government Bond	DUB	0.250%	06/20/2015	0.620%		50,000	(752)	(918)	166
France Government Bond	DUB	0.250%	12/20/2015	0.693%		150,000	(2,996)	(4,004)	1,008
France Government Bond	DUB	0.250%	03/20/2016	0.724%		96,200	(2,152)	(3,894)	1,742
France Government Bond	GSC	0.250%	06/20/2015	0.620%		50,000	(752)	(918)	166
France Government Bond	GSC	0.250%	12/20/2015	0.693%		182,200	(3,640)	(4,739)	1,099
France Government Bond	GSC	0.250%	03/20/2016	0.724%		100,000	(2,237)	(3,719)	1,482
France Government Bond	JPM	0.250%	12/20/2015	0.693%		50,000	(999)	(1,393)	394
France Government Bond	JPM	0.250%	03/20/2016	0.724%		50,000	(1,119)	(1,998)	879
France Government Bond	MSC	0.250%	03/20/2016	0.724%		18,100	(405)	(616)	211
France Government Bond	RBS	0.250%	12/20/2015	0.693%		83,300	(1,664)	(1,778)	114
France Government Bond	RBS	0.250%	03/20/2016	0.724%		18,900	(423)	(635)	212
France Government Bond	UBS	0.250%	09/20/2015	0.659%		54,000	(947)	(1,431)	484
France Government Bond	UBS	0.250%	12/20/2015	0.693%		35,300	(705)	(720)	15
France Government Bond	UBS	0.250%	03/20/2016	0.724%		202,300	(4,526)	(8,185)	3,659
France Telecom S.A.	BCLY	1.000%	06/20/2016	0.727%		25,000	345	358	(13)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.870%	11/20/2011	0.549%		50,000	261	0	261
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	0.366%		22,300	1,308	459	849
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%		33,800	59	0	59
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	0.606%		50,000	313	0	313
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	0.606%		25,000	492	0	492
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.650%		40,000	573	0	573
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	0.742%		25,000	2,257	0	2,257
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	0.742%		30,000	3,322	0	3,322

36	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	0.791%	$	20,000	$2,687	$560	$2,127
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	0.890%		50,000	213	(2,557)	2,770
General Electric Capital Corp.	BCLY	1.000%	12/20/2015	1.080%		35,000	(114)	(683)	569
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.325%		10,000	13	0	13
General Electric Capital Corp.	BNP	5.000%	09/20/2011	0.322%		14,400	345	674	(329)
General Electric Capital Corp.	BNP	1.000%	03/20/2012	0.350%		25,000	167	(498)	665
General Electric Capital Corp.	BNP	4.700%	12/20/2013	0.742%		7,300	788	0	788
General Electric Capital Corp.	BNP	1.000%	12/20/2014	0.890%		34,400	147	(1,730)	1,877
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.080%		50,000	(163)	(1,903)	1,740
General Electric Capital Corp.	BNP	1.000%	03/20/2016	1.128%		25,000	(142)	(359)	217
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.322%		60,400	110	(738)	848
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.322%		49,000	1,174	2,591	(1,417)
General Electric Capital Corp.	BOA	1.000%	03/20/2012	0.350%		100,000	669	(2,105)	2,774
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.366%		25,000	1,467	332	1,135
General Electric Capital Corp.	BOA	5.000%	06/20/2014	0.791%		120,500	16,188	4,012	12,176
General Electric Capital Corp.	BOA	1.000%	12/20/2014	0.890%		25,000	107	(1,123)	1,230
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%		76,000	(247)	(2,477)	2,230
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.128%		112,900	(642)	(1,444)	802
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.322%		7,000	84	(340)	424
General Electric Capital Corp.	CITI	4.000%	12/20/2013	0.742%		17,300	1,539	0	1,539
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%		57,300	5,603	0	5,603
General Electric Capital Corp.	CITI	4.800%	12/20/2013	0.742%		50,000	5,536	0	5,536
General Electric Capital Corp.	CITI	4.875%	12/20/2013	0.742%		46,900	5,289	0	5,289
General Electric Capital Corp.	CITI	3.800%	03/20/2014	0.775%		30,000	2,687	0	2,687
General Electric Capital Corp.	CITI	3.820%	03/20/2014	0.775%		50,000	4,508	0	4,508
General Electric Capital Corp.	CITI	3.850%	03/20/2014	0.775%		25,900	2,358	0	2,358
General Electric Capital Corp.	CITI	3.950%	03/20/2014	0.775%		15,000	1,410	0	1,410
General Electric Capital Corp.	CITI	4.000%	03/20/2014	0.775%		50,000	4,773	0	4,773

See Accompanying Notes	Annual Report	March 31, 2011	37

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%	$	50,000	$7,110	$1,187	$5,923
General Electric Capital Corp.	CITI	1.000%	12/20/2014	0.890%		25,000	107	(1,123)	1,230
General Electric Capital Corp.	CITI	1.000%	09/20/2015	1.025%		25,000	(19)	(876)	857
General Electric Capital Corp.	CITI	1.000%	03/20/2016	1.128%		25,000	(142)	(190)	48
General Electric Capital Corp.	DUB	1.000%	09/20/2011	0.322%		10,000	35	(285)	320
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.325%		900	5	0	5
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.642%		55,000	5,393	1,269	4,124
General Electric Capital Corp.	DUB	5.000%	09/20/2013	0.691%		30,000	3,221	634	2,587
General Electric Capital Corp.	DUB	4.300%	12/20/2013	0.742%		24,700	2,399	0	2,399
General Electric Capital Corp.	DUB	4.800%	12/20/2013	0.742%		20,000	2,214	0	2,214
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.742%		34,100	3,868	0	3,868
General Electric Capital Corp.	DUB	4.000%	03/20/2014	0.775%		10,000	955	0	955
General Electric Capital Corp.	DUB	4.050%	03/20/2014	0.775%		25,000	2,424	0	2,424
General Electric Capital Corp.	DUB	5.000%	06/20/2014	0.791%		49,800	6,690	1,615	5,075
General Electric Capital Corp.	DUB	1.000%	09/20/2015	1.025%		110,000	(86)	(4,219)	4,133
General Electric Capital Corp.	DUB	1.000%	12/20/2015	1.080%		90,000	(293)	(3,099)	2,806
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%		37,100	(211)	(2,466)	2,255
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.325%		14,000	24	0	24
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.322%		16,400	198	245	(47)
General Electric Capital Corp.	GSC	1.000%	03/20/2012	0.350%		450,000	3,009	(9,525)	12,534
General Electric Capital Corp.	GSC	1.280%	06/20/2013	0.650%		10,000	143	0	143
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.322%		24,200	579	1,250	(671)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.366%		11,800	95	(223)	318
General Electric Capital Corp.	JPM	1.000%	12/20/2014	0.890%		75,000	321	(3,867)	4,188
General Electric Capital Corp.	JPM	1.000%	09/20/2015	1.025%		15,000	(12)	(526)	514
General Electric Capital Corp.	JPM	1.000%	12/20/2015	1.080%		125,000	(407)	(3,121)	2,714
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.155%		10,000	(408)	0	(408)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.322%		5,500	19	(85)	104

38	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
General Electric Capital Corp.	MSC	1.000%	12/20/2014	0.890%	$	50,000	$213	$(2,368)	$2,581
General Electric Capital Corp.	MSC	1.000%	09/20/2015	1.025%		85,000	(66)	(3,104)	3,038
General Electric Capital Corp.	MSC	1.000%	12/20/2015	1.080%		10,000	(33)	(172)	139
General Electric Capital Corp.	UBS	1.000%	03/20/2012	0.350%		100,000	668	(2,045)	2,713
General Electric Capital Corp.	UBS	1.000%	12/20/2014	0.890%		65,000	278	(3,362)	3,640
Goldman Sachs Group, Inc.	BOA	1.000%	03/20/2012	0.299%		10,000	71	63	8
Goldman Sachs Group, Inc.	JPM	1.000%	06/20/2011	0.286%		50,000	95	(802)	897
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2013	0.474%		50,000	534	323	211
Goldman Sachs Group, Inc.	MSC	1.000%	03/20/2012	0.299%		25,000	180	168	12
HCA, Inc.	JPM	1.000%	06/20/2011	1.427%		25,000	(17)	(213)	196
Illinois State General Obligation Bonds, Series 2006	CITI	2.420%	03/20/2021	2.391%		7,500	33	0	33
Indonesia Government International Bond	BCLY	1.000%	09/20/2015	1.216%		45,000	(400)	(1,437)	1,037
Indonesia Government International Bond	BCLY	1.000%	12/20/2015	1.285%		60,000	(745)	(891)	146
Indonesia Government International Bond	BCLY	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BNP	1.000%	09/20/2015	1.216%		35,000	(311)	(951)	640
Indonesia Government International Bond	BNP	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.216%		15,000	(134)	(435)	301
Indonesia Government International Bond	BOA	1.000%	12/20/2015	1.285%		50,000	(622)	(660)	38
Indonesia Government International Bond	CITI	1.000%	09/20/2015	1.216%		12,100	(108)	(274)	166
Indonesia Government International Bond	CITI	1.000%	12/20/2015	1.285%		15,000	(187)	(218)	31
Indonesia Government International Bond	CSFB	1.000%	09/20/2015	1.216%		10,000	(89)	(218)	129
Indonesia Government International Bond	CSFB	1.000%	12/20/2015	1.285%		20,000	(248)	(318)	70
Indonesia Government International Bond	CSFB	1.000%	03/20/2016	1.347%		21,900	(348)	(496)	148
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.216%		25,000	(222)	(619)	397
Indonesia Government International Bond	DUB	1.000%	12/20/2015	1.285%		15,000	(186)	(211)	25
Indonesia Government International Bond	GSC	1.000%	09/20/2015	1.216%		10,000	(89)	(333)	244
Indonesia Government International Bond	HSBC	1.000%	09/20/2015	1.216%		25,000	(223)	(792)	569
Indonesia Government International Bond	HSBC	1.000%	03/20/2016	1.347%		25,000	(397)	(566)	169
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.216%		35,000	(312)	(814)	502
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.285%		8,700	(108)	(138)	30

See Accompanying Notes	Annual Report	March 31, 2011	39

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.347%	$	10,000	$(159)	$(178)	$19
Indonesia Government International Bond	MSC	1.000%	09/20/2015	1.216%		25,000	(223)	(623)	400
Indonesia Government International Bond	MSC	1.000%	12/20/2015	1.285%		30,000	(373)	(449)	76
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.347%		20,000	(318)	(342)	24
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.270%		44,300	354	0	354
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.270%		50,000	408	0	408
Indonesia Government International Bond	RBS	1.085%	03/20/2012	0.333%		24,270	187	0	187
Indonesia Government International Bond	RBS	1.000%	09/20/2015	1.216%		65,000	(579)	(1,465)	886
Indonesia Government International Bond	RBS	1.000%	03/20/2016	1.347%		46,900	(745)	(1,041)	296
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	204,500	361	0	361
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.809%	$	59,000	452	558	(106)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%		16,000	31	196	(165)
Japan Government International Bond	BNP	1.000%	03/20/2016	0.965%		9,900	19	72	(53)
Japan Government International Bond	BOA	1.000%	03/20/2015	0.809%		69,600	533	507	26
Japan Government International Bond	BOA	1.000%	06/20/2015	0.841%		100,000	678	944	(266)
Japan Government International Bond	BOA	1.000%	09/20/2015	0.887%		125,000	642	2,043	(1,401)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		56,000	197	969	(772)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		62,100	120	892	(772)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.809%		2,300	18	18	0
Japan Government International Bond	DUB	1.000%	06/20/2015	0.841%		20,000	136	177	(41)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		41,700	146	786	(640)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.809%		180,500	1,383	1,549	(166)
Japan Government International Bond	GSC	1.000%	06/20/2015	0.841%		44,900	305	53	252
Japan Government International Bond	GSC	1.000%	09/20/2015	0.887%		50,000	257	806	(549)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		101,200	357	1,876	(1,519)
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		50,000	97	391	(294)
Japan Government International Bond	JPM	1.000%	09/20/2015	0.887%		75,000	385	1,220	(835)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		53,800	105	446	(341)

40	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Japan Government International Bond	MSC	1.000%	06/20/2015	0.841%	$	25,000	$169	$82	$87
Japan Government International Bond	MSC	1.000%	12/20/2015	0.928%		25,000	88	452	(364)
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		25,000	49	178	(129)
Japan Government International Bond	RBS	1.000%	06/20/2015	0.841%		30,100	204	246	(42)
Japan Government International Bond	MSC	1.000%	06/20/2016	0.840%		90,000	(25)	0	(25)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%		50,000	176	930	(754)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%		35,000	67	342	(275)
Japan Government International Bond	UBS	1.000%	06/20/2015	0.841%		35,000	237	463	(226)
JPMorgan Chase & Co.	BNP	1.000%	09/20/2011	0.116%		15,000	69	65	4
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.199%		10,000	148	0	148
JPMorgan Chase & Co.	BOA	1.000%	09/20/2011	0.116%		7,000	31	37	(6)
JPMorgan Chase & Co.	GSC	1.000%	09/20/2011	0.116%		25,000	113	92	21
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.199%		9,000	120	0	120
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%		15,000	(253)	(433)	180
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%		14,300	(242)	(433)	191
Kazakhstan Government International Bond	HSBC	1.000%	09/20/2015	1.297%		25,000	(308)	(951)	643
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%		14,300	(241)	(419)	178
Kazakhstan Government International Bond	MSC	1.000%	09/20/2015	1.297%		25,000	(308)	(985)	677
Kazakhstan Government International Bond	MSC	1.000%	03/20/2016	1.367%		10,000	(168)	(279)	111
Kazakhstan Government International Bond	UBS	1.000%	09/20/2015	1.297%		25,000	(308)	(985)	677
Lincoln National Corp.	CITI	1.000%	03/20/2016	1.460%		12,700	(267)	(417)	150
MBIA, Inc.	CITI	5.000%	09/20/2011	9.796%		50,000	(1,034)	(1,938)	904
MBIA, Inc.	GSC	5.000%	06/20/2011	9.795%		40,000	(363)	(1,450)	1,087
MBIA, Inc.	GSC	5.000%	09/20/2011	9.796%		50,000	(1,034)	(1,688)	654
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2011	0.289%		9,500	52	(19)	71
Merrill Lynch & Co., Inc.	BNP	1.000%	09/20/2011	0.289%		600	3	(1)	4
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.289%		3,000	11	(5)	16
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	1.307%		40,700	(570)	(866)	296
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.289%		35,000	67	(293)	360
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2011	0.289%		11,600	43	(14)	57
Merrill Lynch & Co., Inc.	JPM	1.000%	12/20/2011	0.289%		12,500	69	(37)	106
Merrill Lynch & Co., Inc.	MSC	1.000%	09/20/2011	0.289%		50,000	185	(162)	347
Merrill Lynch & Co., Inc.	UBS	1.000%	09/20/2011	0.289%		81,200	301	(196)	497
MetLife, Inc.	BOA	1.000%	09/20/2013	0.774%		26,500	155	(1,434)	1,589
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%		25,000	(384)	(1,584)	1,200
MetLife, Inc.	BOA	1.000%	03/20/2016	1.487%		46,200	(1,029)	(707)	(322)
MetLife, Inc.	BOA	1.000%	09/20/2020	1.782%		10,000	(588)	(1,146)	558
MetLife, Inc.	CSFB	1.000%	09/20/2013	0.774%		20,000	117	(919)	1,036
MetLife, Inc.	DUB	5.000%	06/20/2012	0.378%		120,000	7,025	4,471	2,554
MetLife, Inc.	DUB	1.000%	03/20/2016	1.487%		17,000	(379)	(404)	25
MetLife, Inc.	GSC	1.000%	03/20/2015	1.236%		25,000	(217)	(1,561)	1,344

See Accompanying Notes	Annual Report	March 31, 2011	41

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
MetLife, Inc.	GSC	1.000%	12/20/2015	1.432%	$	27,000	$(509)	$(1,638)	$1,129
MetLife, Inc.	GSC	1.000%	03/20/2016	1.487%		25,000	(556)	(622)	66
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%		25,000	(384)	(1,694)	1,310
MetLife, Inc.	JPM	1.000%	12/20/2015	1.432%		23,000	(433)	(1,415)	982
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%		15,000	(334)	(463)	129
MetLife, Inc.	SOG	1.000%	09/20/2013	0.774%		21,400	125	(1,004)	1,129
MetLife, Inc.	UBS	1.000%	09/20/2013	0.774%		10,000	58	(490)	548
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%		42,400	192	(916)	1,108
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		61,000	133	(635)	768
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%		50,000	36	(124)	160
Mexico Government International Bond	BCLY	1.000%	03/20/2016	1.021%		50,000	(35)	(414)	379
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%		19,800	43	(280)	323
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%		11,000	(358)	(476)	118
Mexico Government International Bond	CITI	1.000%	09/20/2015	0.956%		91,800	200	(808)	1,008
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%		226,000	(156)	(1,953)	1,797
Mexico Government International Bond	CITI	1.000%	03/20/2021	1.400%		22,700	(738)	(964)	226
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%		25,000	55	(217)	272
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.956%		9,400	21	(118)	139
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.991%		50,000	36	(456)	492
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%		150,000	(103)	(1,182)	1,079
Mexico Government International Bond	DUB	1.000%	03/20/2021	1.400%		50,000	(1,626)	(1,774)	148
Mexico Government International Bond	HSBC	1.000%	03/20/2015	0.890%		22,300	102	(471)	573
Mexico Government International Bond	HSBC	1.000%	12/20/2015	0.991%		50,000	36	(480)	516
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		10,000	(7)	(44)	37
Mexico Government International Bond	HSBC	1.000%	03/20/2021	1.400%		25,000	(812)	(1,148)	336
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.024%		6,950	(32)	0	(32)
Mexico Government International Bond	MSC	1.000%	12/20/2015	0.991%		25,000	19	(356)	375
Mexico Government International Bond	RBS	1.000%	03/20/2015	0.890%		25,000	113	(529)	642
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%		19,100	42	(270)	312
Morgan Stanley	BCLY	1.000%	03/20/2016	1.349%		15,000	(239)	(323)	84
Morgan Stanley	BNP	1.000%	03/20/2012	0.319%		18,000	125	84	41
Morgan Stanley	BOA	1.000%	06/20/2011	0.290%		17,200	32	62	(30)
Morgan Stanley	CITI	1.000%	09/20/2011	0.290%		10,000	37	(107)	144
Morgan Stanley	DUB	1.000%	03/20/2016	1.349%		35,000	(557)	(753)	196

42	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	JPM	1.000%	06/20/2011	0.290%	$	78,900	$150	$(259)	$409
Morgan Stanley	SOG	1.000%	09/20/2011	0.290%		6,000	22	(60)	82
Morgan Stanley	UBS	1.000%	09/20/2011	0.290%		13,600	51	(58)	109
New Jersey State General Obligation Bonds, Series 2001	GSC	1.950%	09/20/2011	0.552%		12,500	91	0	91
New Jersey State General Obligation Bonds, Series 2001	GSC	2.100%	09/20/2011	0.552%		12,500	100	0	100
New York State General Obligation Bonds, Series 2005	GSC	2.000%	09/20/2011	0.201%		12,500	116	0	116
New York State General Obligation Bonds, Series 2005	GSC	2.100%	09/20/2011	0.201%		12,500	122	0	122
Panama Government International Bond	DUB	1.170%	04/20/2017	0.985%		14,000	219	0	219
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.269%		4,600	25	0	25
Panama Government International Bond	JPM	0.730%	01/20/2012	0.269%		12,600	66	0	66
Panama Government International Bond	MSC	0.750%	01/20/2012	0.269%		44,400	240	0	240
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		23,000	73	(127)	200
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.193%		4,100	(34)	(83)	49
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	0.985%		10,000	1,372	(179)	1,551
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	1.341%		25,000	(388)	(284)	(104)
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	1.516%		15,000	(469)	(424)	(45)
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	0.985%		5,000	685	(90)	775
Prudential Financial, Inc.	GSC	2.250%	03/20/2013	0.620%		10,000	328	0	328
Prudential Financial, Inc.	GSC	1.000%	03/20/2016	1.341%		20,000	(311)	(382)	71
Prudential Financial, Inc.	GSC	1.000%	12/20/2017	1.502%		10,000	(295)	(950)	655
Prudential Financial, Inc.	GSC	1.000%	03/20/2018	1.516%		15,000	(469)	(482)	13
Qatar Government International Bond	CITI	1.000%	03/20/2016	1.085%		3,000	(11)	(20)	9
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		11,000	(40)	(5)	(35)
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		6,000	(22)	(34)	12
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		12,000	(44)	(21)	(23)
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		6,000	(22)	(6)	(16)
Republic of Germany	BCLY	0.250%	06/20/2015	0.345%		25,000	(96)	(279)	183
Republic of Germany	BOA	0.250%	06/20/2015	0.345%		50,000	(192)	(534)	342
Republic of Germany	CITI	0.250%	06/20/2015	0.345%		125,000	(478)	(1,488)	1,010
Republic of Germany	GSC	0.250%	03/20/2016	0.429%		84,800	(720)	(1,287)	567
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		89,600	(1,856)	(3,487)	1,631
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		40,300	72	(403)	475
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	1.456%		238,000	(4,930)	(8,919)	3,989

See Accompanying Notes	Annual Report	March 31, 2011	43

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%	$	59,700	$106	$(628)	$734
Republic of Italy Government Bond	CITI	1.000%	03/20/2016	1.456%		100,000	(2,071)	(4,052)	1,981
Republic of Italy Government Bond	GSC	1.000%	06/20/2015	1.351%		17,000	(234)	(247)	13
Republic of Italy Government Bond	GSC	1.000%	12/20/2015	1.425%		50,000	(922)	(1,682)	760
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		172,100	(3,565)	(6,204)	2,639
Republic of Italy Government Bond	GSC	1.000%	06/20/2016	1.510%		68,900	(1,643)	(1,664)	21
Republic of Italy Government Bond	HSBC	1.000%	06/20/2015	1.351%		25,000	(343)	(444)	101
Republic of Italy Government Bond	JPM	1.000%	03/20/2016	1.456%		88,000	(1,823)	(3,047)	1,224
Republic of Italy Government Bond	MSC	1.000%	06/20/2015	1.351%		18,000	(247)	(253)	6
Republic of Italy Government Bond	MSC	1.000%	03/20/2016	1.456%		44,000	(911)	(1,519)	608
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	1.351%		10,000	(138)	(178)	40
Republic of Italy Government Bond	RBS	1.000%	03/20/2016	1.456%		37,000	(767)	(1,262)	495
Republic of Italy Government Bond	SOG	1.000%	06/20/2015	1.351%		25,000	(343)	(467)	124
Republic of Italy Government Bond	SOG	1.000%	03/20/2016	1.456%		50,000	(1,036)	(1,846)	810
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	1.425%		50,000	(922)	(1,676)	754
Russia Government International Bond	GSC	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
Russia Government International Bond	RBS	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
SLM Corp.	BCLY	5.000%	09/20/2011	0.427%		2,800	66	(196)	262
SLM Corp.	BOA	5.000%	09/20/2011	0.427%		10,500	247	(1,312)	1,559
SLM Corp.	BOA	5.000%	12/20/2011	0.427%		44,200	1,543	(3,536)	5,079
SLM Corp.	CITI	5.000%	06/20/2011	0.427%		50,000	590	(1,374)	1,964
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		20,000	469	0	469
SLM Corp.	DUB	1.000%	06/20/2011	0.427%		30,000	47	73	(26)
SLM Corp.	DUB	5.000%	09/20/2011	0.427%		20,000	469	(50)	519
SLM Corp.	GSC	5.000%	09/20/2011	0.427%		5,000	117	0	117
SLM Corp.	JPM	5.000%	09/20/2011	0.427%		33,400	783	(250)	1,033
SLM Corp.	MSC	5.000%	12/20/2011	0.427%		15,000	524	(1,275)	1,799
SLM Corp.	UBS	5.000%	12/20/2011	0.427%		40,000	1,397	(2,200)	3,597
South Africa Government International Bond	BCLY	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		32,500	(1,883)	(2,133)	250
Spain Government International Bond	CITI	1.000%	03/20/2016	2.308%		50,000	(2,896)	(3,405)	509
Spain Government International Bond	DUB	1.000%	03/20/2016	2.308%		27,900	(1,616)	(1,719)	103

44	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Spain Government International Bond	DUB	1.000%	06/20/2016	2.370%	$	80,000	$(4,984)	$(5,008)	$24
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		116,800	(6,766)	(7,705)	939
Spain Government International Bond	UBS	1.000%	03/20/2016	2.308%		16,000	(927)	(986)	59
Sprint Nextel Corp.	UBS	1.000%	06/20/2019	3.783%		3,000	(515)	(508)	(7)
Swedbank AB	BNP	5.000%	09/20/2014	1.068%	EUR	25,000	4,687	4,065	622
Sweden Government Bond	JPM	1.000%	03/20/2015	0.196%	$	30,000	949	801	148
Turkey Government International Bond	DUB	1.000%	12/20/2015	1.506%		33,000	(731)	(602)	(129)
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.311%	EUR	104,000	(331)	(1,467)	1,136
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.311%		45,000	(144)	(219)	75
U.S. Treasury Notes	CSFB	0.250%	03/20/2016	0.389%		173,500	(1,581)	(2,143)	562
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.311%		125,000	(397)	(2,163)	1,766
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.328%		50,000	(219)	(526)	307
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	HSBC	0.250%	03/20/2016	0.389%		100,000	(911)	(1,239)	328
U.S. Treasury Notes	RBS	0.250%	03/20/2016	0.389%		62,000	(565)	(752)	187
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.328%		25,000	(109)	(221)	112
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	UBS	0.250%	03/20/2016	0.389%		35,500	(323)	(408)	85
UBS AG	BNP	0.760%	03/20/2013	0.435%	$	30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.397%		8,800	197	66	131
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.425%		100,000	2,260	569	1,691
United Kingdom Gilt	BNP	1.000%	06/20/2016	0.562%		50,000	1,104	1,134	(30)
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%		25,000	572	179	393
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.425%		100,000	2,260	424	1,836
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		200,000	4,575	1,549	3,026
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		50,000	1,144	538	606
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		50,000	1,125	1,164	(39)
United Kingdom Gilt	CSFB	1.000%	03/20/2016	0.538%		20,500	457	396	61
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.425%		67,500	1,526	214	1,312
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		175,000	4,003	1,560	2,443
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		67,500	1,504	908	596
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.425%		345,000	7,798	1,186	6,612
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.450%		25,000	572	173	399
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		55,000	1,237	1,069	168
United Kingdom Gilt	GSC	1.000%	03/20/2016	0.538%		205,000	4,570	4,079	491
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%		8,900	198	66	132
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		79,500	1,797	645	1,152
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		75,000	1,715	526	1,189
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.512%		47,000	1,057	1,090	(33)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		14,600	326	109	217
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.425%		30,000	(202)	(339)	137
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.425%		200,000	4,521	1,758	2,763
United Kingdom Gilt	MSC	1.000%	06/20/2015	0.450%		50,000	1,144	333	811
United Kingdom Gilt	SOG	1.000%	12/20/2014	0.397%		28,900	645	202	443
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%		275,000	6,215	1,117	5,098
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.450%		50,000	1,144	527	617
United Kingdom Gilt	UBS	1.000%	06/20/2015	0.450%		100,000	2,287	1,202	1,085
United Kingdom Gilt	UBS	1.000%	12/20/2015	0.512%		37,300	839	859	(20)
UnitedHealth Group, Inc.	BOA	1.000%	03/20/2018	1.051%		50,000	(145)	(379)	234

See Accompanying Notes	Annual Report	March 31, 2011	45

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.313%	$	14,205	$222	$105	$117
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.313%		10,900	170	97	73
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.313%		15,000	234	75	159
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.658%		15,000	225	131	94
Vodafone Group PLC	GSC	1.000%	09/20/2015	0.658%		40,000	602	257	345
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.352%		5,000	295	0	295
Wells Fargo & Co.	BNP	1.000%	03/20/2012	0.176%		10,000	82	77	5
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.146%		33,500	74	222	(148)
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.277%		4,500	87	0	87
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.352%		5,000	295	0	295
Wells Fargo & Co.	JPM	1.000%	09/20/2011	0.146%		12,400	55	74	(19)
Wells Fargo & Co.	SOG	1.000%	09/20/2011	0.146%		18,000	79	85	(6)

							$116,082	$(247,046)	$363,128

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$	75,200	$8,316	$8,835	$(519)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014		124,900	13,812	14,192	(380)
CDX.EM-12 5-Year Index	GSC	5.000%	12/20/2014		24,300	2,688	2,892	(204)
CDX.EM-12 5-Year Index	HSBC	5.000%	12/20/2014		25,000	2,765	2,900	(135)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014		25,000	2,765	2,838	(73)
CDX.EM-12 5-Year Index	MSC	5.000%	12/20/2014		25,000	2,764	2,962	(198)
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014		50,000	5,529	4,975	554
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015		711,200	85,940	88,665	(2,725)
CDX.EM-13 5-Year Index	CITI	5.000%	06/20/2015		20,000	2,417	2,290	127
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015		32,400	3,915	4,200	(285)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015		526,500	63,621	66,005	(2,384)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015		50,700	6,126	6,337	(211)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015		977,700	118,143	122,641	(4,498)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015		68,100	8,229	7,866	363
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015		153,200	18,513	16,939	1,574
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015		405,100	53,303	51,271	2,032
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015		185,600	24,421	24,908	(487)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015		122,800	16,158	15,193	965
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015		394,800	51,948	50,837	1,111
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015		170,800	22,474	22,253	221
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015		61,400	8,079	8,330	(251)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015		156,600	20,605	20,076	529
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015		201,900	26,566	27,885	(1,319)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016		158,700	22,267	21,348	919
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016		101,400	14,228	13,740	488
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012		100,146	409	0	409
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012		126,049	580	0	580
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012		96,294	460	0	460
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015		1,024,600	35,538	(11,531)	47,069
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015		452,350	15,689	(388)	16,077
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012		50,000	801	0	801
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012		30,000	581	0	581

46	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Credit Indices - Sell Protection (2) (Cont.)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	$	30,000	$396	$0	$396
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012		33,800	511	0	511
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012		102,700	1,596	0	1,596
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012		211,322	1,772	0	1,772
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012		96,450	1,090	0	1,090
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012		80,246	915	0	915
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012		9,838	113	0	113
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012		13,889	160	0	160
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012		27,585	319	0	319
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012		163,965	2,069	0	2,069
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012		241,125	3,085	0	3,085
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012		14,082	159	0	159
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012		21,894	251	0	251
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012		385,800	4,468	0	4,468
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012		183,255	2,316	0	2,316
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017		241,125	2,020	0	2,020
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017		62,017	672	0	672
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017		144,675	1,234	0	1,234
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017		130,979	1,458	0	1,458
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013		132,136	1,355	0	1,355
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013		163,579	1,428	0	1,428
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013		241,125	2,098	0	2,098
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015		1,130,150	8,483	1,084	7,399
MCDX-14 5-Year Index	GSC	1.000%	06/20/2015		100,000	(1,498)	(4,866)	3,368
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015		28,100	(559)	(1,092)	533
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015		25,000	(497)	(980)	483
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		25,000	(498)	(972)	474
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		21,900	(436)	(866)	430
MCDX-15 10-Year Index	CITI	1.000%	12/20/2020		25,000	(1,244)	(1,425)	181
MCDX-15 10-Year Index	GSC	1.000%	12/20/2020		25,000	(1,243)	(1,424)	181

						$691,643	$587,918	$103,725

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	Annual Report	March 31, 2011	47

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Cross-Currency Swaps
Receive	Pay	Maturity Date (6)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BCLY	AUD	250,000	$	249,375	$11,139	$(787)	$11,926
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	CSFB		50,000		49,875	2,227	(158)	2,385

								$13,366	$(945)	$14,311

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	$(1,568)	$(2,885)	$1,317
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	191	0	191
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	147	0	147
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		459,700	1,480	(539)	2,019
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		454,000	2,972	712	2,260
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	3,538	518	3,020
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		845,100	5,325	1,069	4,256
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,114,300	7,021	1,522	5,499
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		412,200	4,368	1,939	2,429
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		268,000	2,840	1,299	1,541
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	4,524	0	4,524
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,132,000	10,486	3,965	6,521
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		411,000	3,807	1,032	2,775
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	2,111	0	2,111
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		444,000	1,899	(30)	1,929
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	605	0	605
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	4,255	1,229	3,026
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		1,094,300	4,777	(572)	5,349
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	4,232	120	4,112
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		61,900	605	300	305
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		175,100	1,292	327	965
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		300,000	2,030	0	2,030
Pay	1-Year BRL-CDI	12.480%	01/02/2012	MSC		282,500	2,853	823	2,030
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	520	55	465
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,979	175	2,804
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	1,378	37	1,341
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		265,200	452	(193)	645
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	2,942	267	2,675
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		450,900	1,480	810	670
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,305,900	8,572	3,310	5,262
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		453,900	1,181	954	227

48	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Interest Rate Swaps (Cont.)
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC	BRL	548,000	$1,917	$(788)	$2,705
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		404,300	(462)	189	(651)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700	(624)	363	(987)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		43,600	185	68	117
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100	421	625	(204)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	2,319	356	1,963
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400	5,116	1,426	3,690
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000	6,135	658	5,477
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	7,718	897	6,821
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		1,632,400	14,888	4,177	10,711
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		3,044,800	20,244	7,519	12,725
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RBS		264,500	2,194	1,335	859
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		536,400	4,276	1,825	2,451
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		277,800	(1,355)	(31)	(1,324)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		444,900	(245)	1,894	(2,139)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	421	0	421
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	917	(61)	978
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	2,031	424	1,607
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		583,600	5,174	2,018	3,156
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	9,073	2,096	6,977
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,514,500	16,706	5,080	11,626
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(632)	(51)	(581)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(306)	451	(757)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(294)	766	(1,060)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA	$	1,673,600	25,464	51,455	(25,991)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		556,700	8,470	17,311	(8,841)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		306,500	4,663	138	4,525
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		913,600	13,900	33,423	(19,523)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		158,900	2,257	3,575	(1,318)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		73,400	1,043	3,230	(2,187)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		1,973,100	28,034	23,013	5,021
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		958,400	13,618	25,448	(11,830)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		391,800	5,567	14,819	(9,252)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		550,000	7,815	15,078	(7,263)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		1,192,600	16,945	25,736	(8,791)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		832,300	11,826	16,689	(4,863)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		414,700	5,892	12,084	(6,192)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		2,223,400	31,591	19,368	12,223
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		1,978,200	28,107	45,857	(17,750)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		963,400	13,689	23,950	(10,261)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(3,414)	5,211	(8,625)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	778,600	(5,222)	(1,872)	(3,350)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		300,000	(2,012)	(1,754)	(258)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BCLY	JPY	23,300,000	12,097	7,405	4,692
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BOA		5,000,000	2,596	76	2,520
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	CSFB		15,000,000	7,787	(646)	8,433
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	RBS		17,000,000	8,826	3,589	5,237
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UBS		18,000,000	9,344	6,010	3,334
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	886,100	(51)	(35)	(16)
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY		300,000	1,094	0	1,094
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,604	28	1,576
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		1,565,679	2,425	756	1,669

							$439,066	$397,422	$41,644

See Accompanying Notes	Annual Report	March 31, 2011	49

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(p)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	5,574	$2,753	$(3,063)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	12,549	5,800	(2,948)
Put - CBOT U.S. Treasury 10-Year Note May Futures	118.500	04/21/2011	665	258	(426)
Call - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2011	665	300	(16)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	33,197	26,449	(25,105)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	20,661	(26,018)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	29,941	(9,436)

				$86,162	$(67,012)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,251,600	$6,666	$(13,436)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,745,900	21,371	(50,734)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		4,179,200	15,776	(35,995)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,727,900	22,858	(39,823)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		270,100	1,840	(3,943)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,454,400	14,563	(35,831)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,211,300	7,488	(17,683)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,224,600	88,302	(163,862)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,414,800	12,651	(18,108)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,564,800	36,619	(45,626)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,883,600	31,346	(36,907)
Put - OTC 3-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		41,200	261	(527)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,572,700	16,326	(24,514)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,986,800	21,576	(25,429)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,774,400	38,574	(48,309)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,034,000	19,933	(31,704)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,683,300	48,236	(72,741)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,915,300	47,353	(57,973)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		668,500	16,786	(20,235)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		355,500	4,995	(2,343)

50	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions (Cont.)
Description	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012	$	360,000	$2,448	$(39)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	13,437	(10,997)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		710,300	9,873	(4,682)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,662	(81)
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		182,000	1,256	(20)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		187,400	2,558	(1,235)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		340,000	2,261	(37)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		222,600	579	(78)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		222,600	1,182	(1,384)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		354,900	4,880	(2,339)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,995,300	12,243	(216)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	11,650	(8,797)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		124,900	493	(43)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		124,900	500	(777)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		689,900	9,751	(4,547)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		719,000	4,889	(78)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		2,000,000	23,400	(17,595)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	(68)

								$580,201	$(798,736)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	200,000	$602	$(348)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		200,000	659	(203)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011		79,000	395	(229)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		100,000	310	(174)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		100,000	315	(102)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011		280,000	602	(647)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011		280,000	1,148	(813)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		173,600	573	(302)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		173,600	538	(177)
Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011		159,200	724	(633)

							$ 5,866	$(3,628)

See Accompanying Notes	Annual Report	March 31, 2011	51

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$	170,500	$699	$(93)
Put - OTC USD versus JPY		79.000	04/21/2011		250,000	1,325	(137)

						$2,024	$(230)

Straddle Options
Description	Counterparty	Exercise Level (7)	Expiration Date	Notional Amount		Premium (7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	1,634,000	$8,628	$(13,697)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		1,518,000	7,712	(12,725)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		7,499,700	83,843	(132,597)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		4,079,100	44,366	(71,941)

						$144,549	$(230,960)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount		Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$	1,757,700	$14,866	$(9,784)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020		4,179,400	37,277	(23,918)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020		483,000	6,231	(2,959)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020		631,100	4,733	(4,503)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020		486,300	4,766	(3,819)

							$67,873	$(44,983)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148
Sales	313,524	141,823,170		952,800	1,146,567
Closing Buys	(280,722)	(115,864,770)		(1,383,800)	(963,819)
Expirations	0	(6,375,400)		0	(47,889)
Exercised	0	(34,135,900)		0	(147,332)

Balance at 03/31/2011	148,936	$90,627,900	EUR	81,000	$886,675

52	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

(q)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$56,519	$62,032	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010 - 11/29/2010	102,791	102,904	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	3,876	3,833	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	187	156	0.00%
Goldman Sachs Group, Inc.	1.594%	08/12/2015	12/01/2009	69,647	66,542	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	3,213	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	81	92	0.00%
Santander UK PLC	1.388%	08/28/2017	03/31/2011	87,166	87,166	0.04%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,032	9,293	0.00%

				$330,446	$335,231	0.14%

(r)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (8)
Fannie Mae	3.500%	12/01/2040	$8,894	$8,411	$(8,421)
Fannie Mae	3.500%	04/01/2041	1,788,500	1,675,203	(1,680,632)
Fannie Mae	4.000%	12/01/2040	959	946	(948)
Fannie Mae	5.500%	03/01/2041	2,000	2,135	(2,138)
Fannie Mae	5.500%	04/01/2041	497,000	530,617	(531,169)
Freddie Mac	3.500%	04/01/2041	1,856,000	1,735,667	(1,740,289)
Freddie Mac	4.000%	04/01/2041	1,595,500	1,569,010	(1,563,839)
Ginnie Mae	6.000%	05/01/2041	7,000	7,673	(7,678)
U.S. Treasury Bonds	2.625%	11/15/2020	899,400	842,895	(847,356)
U.S. Treasury Bonds	3.625%	02/15/2021	1,321,900	1,348,007	(1,348,640)

				$7,720,564	$(7,731,110)

(8)	Market value includes $18,766 of interest payable on short sales.

(s)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	254,653	04/2011	BCLY	$0	$(11,078)	$(11,078)
Buy		610	04/2011	BNP	9	0	9
Sell		3,313	04/2011	BOA	0	(117)	(117)
Sell		23,032	04/2011	CITI	0	(639)	(639)
Sell		50,000	04/2011	JPM	0	(2,190)	(2,190)
Buy		659,335	04/2011	RBS	35,233	0	35,233
Sell		55,965	04/2011	RBS	0	(1,353)	(1,353)
Sell	BRL	502,031	04/2011	BCLY	0	(11,590)	(11,590)
Buy		83,060	04/2011	CITI	1,168	0	1,168
Buy		273,013	04/2011	HSBC	3,838	0	3,838
Buy		145,958	04/2011	RBS	2,130	0	2,130
Sell		1,110,148	05/2011	HSBC	0	(23,221)	(23,221)

See Accompanying Notes	Annual Report	March 31, 2011	53

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	BRL	83,060	06/2011	CITI	$0	$(1,226)	$(1,226)
Buy		5,811	06/2011	HSBC	4	0	4
Sell		273,013	06/2011	HSBC	0	(3,954)	(3,954)
Sell		145,958	07/2011	RBS	0	(2,160)	(2,160)
Buy		69,788	09/2011	BOA	3,839	0	3,839
Buy		61,457	09/2011	MSC	3,354	0	3,354
Sell	CAD	123,137	06/2011	BNP	0	(796)	(796)
Sell		47,132	06/2011	CITI	0	(821)	(821)
Buy		125	06/2011	CSFB	1	0	1
Buy		51,017	06/2011	DUB	942	0	942
Sell	CHF	19,272	05/2011	BNP	0	(358)	(358)
Sell		192,398	05/2011	CITI	0	(948)	(948)
Buy		44,801	05/2011	MSC	824	0	824
Sell		8,062	05/2011	RBS	0	(440)	(440)
Sell	CNY	529,641	04/2011	CITI	0	(142)	(142)
Buy		248,138	04/2011	HSBC	399	0	399
Sell		132,177	04/2011	HSBC	0	(39)	(39)
Buy		744,094	04/2011	JPM	1,150	0	1,150
Sell		130,414	04/2011	JPM	0	(43)	(43)
Sell		200,000	04/2011	SOG	0	(55)	(55)
Buy		1,065,464	06/2011	BCLY	4,486	0	4,486
Buy		649,092	06/2011	DUB	0	(1,304)	(1,304)
Buy		2,120,262	06/2011	JPM	8,281	0	8,281
Buy		114,614	11/2011	BCLY	35	(67)	(32)
Buy		1,126,040	11/2011	CITI	299	0	299
Buy		85,350	11/2011	HSBC	0	(89)	(89)
Buy		679,898	11/2011	JPM	403	(412)	(9)
Buy		48,570	11/2011	RBS	8	0	8
Buy		55,863	02/2012	BCLY	0	(57)	(57)
Buy		359,078	02/2012	CITI	107	0	107
Buy		132,177	02/2012	HSBC	69	0	69
Buy		124,961	02/2012	JPM	82	0	82
Buy		200,000	02/2012	SOG	119	0	119
Buy		170,562	02/2013	CITI	36	0	36
Buy	EUR	6,521	04/2011	BCLY	121	0	121
Sell		18,785	04/2011	BCLY	0	(985)	(985)
Buy		68,192	04/2011	BNP	0	(69)	(69)
Sell		32,223	04/2011	BNP	0	(1,998)	(1,998)
Buy		10,094	04/2011	BOA	596	0	596
Sell		49,718	04/2011	BOA	0	(2,071)	(2,071)
Buy		1,413	04/2011	CITI	77	0	77
Sell		1,076,747	04/2011	CITI	0	(70,868)	(70,868)
Sell		1,594,559	04/2011	DUB	0	(65,119)	(65,119)
Buy		10,547	04/2011	HSBC	0	(27)	(27)
Buy		18,300	04/2011	JPM	555	0	555
Sell		165,836	04/2011	JPM	0	(10,302)	(10,302)
Sell		1,810,952	04/2011	MSC	0	(103,659)	(103,659)
Buy		120,772	04/2011	RBC	3,218	(1)	3,217
Sell		1,463,590	04/2011	RBC	0	(108,456)	(108,456)
Buy		14,824	04/2011	RBS	789	0	789
Sell		50,369	04/2011	RBS	0	(2,399)	(2,399)
Sell	GBP	827	05/2011	BCLY	18	0	18
Sell		1,397	06/2011	BNP	27	0	27
Sell		99,911	06/2011	BOA	271	0	271
Sell		457,949	06/2011	CITI	927	0	927
Sell		500,233	06/2011	CSFB	824	0	824
Buy		941	06/2011	DUB	0	(8)	(8)
Sell		10,045	06/2011	DUB	90	0	90
Sell		33,000	06/2011	HSBC	0	(136)	(136)

54	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	GBP	317,163	06/2011	RBC	$3,291	$0	$3,291
Buy	HKD	11,673	04/2011	CITI	1	0	1
Sell		451,200	04/2011	HSBC	55	0	55
Buy	IDR	819,250,800	04/2011	BCLY	1,476	0	1,476
Sell		614,675,426	04/2011	BOA	0	(134)	(134)
Buy		376,085,630	04/2011	CITI	2,276	0	2,276
Sell		570,606,523	04/2011	CITI	0	(80)	(80)
Buy		840,884,700	04/2011	JPM	1,960	0	1,960
Buy		433,923,000	04/2011	MSC	2,328	0	2,328
Buy		1,036,243,252	07/2011	BCLY	6,339	0	6,339
Buy		169,060,500	07/2011	BNP	1,381	0	1,381
Buy		1,615,276,709	07/2011	CITI	10,208	0	10,208
Buy		2,012,323,850	07/2011	HSBC	14,399	0	14,399
Buy		176,444,260	07/2011	JPM	890	0	890
Buy		153,846,000	07/2011	RBS	1,257	0	1,257
Buy		328,464,700	10/2011	CITI	1,481	0	1,481
Buy		1,004,684,000	10/2011	DUB	4,705	0	4,705
Buy		1,796,589,481	10/2011	RBS	7,434	0	7,434
Buy		614,675,426	01/2012	BOA	414	0	414
Buy		570,606,523	01/2012	CITI	345	0	345
Buy	INR	6,866,444	05/2011	BCLY	3,586	0	3,586
Buy		1,305,245	05/2011	BOA	1,073	0	1,073
Buy		6,833,661	05/2011	CITI	4,163	0	4,163
Buy		8,062,000	05/2011	GSC	4,530	0	4,530
Buy		9,014,603	05/2011	JPM	6,155	0	6,155
Buy		3,839,183	05/2011	MSC	2,509	0	2,509
Buy		4,030,000	08/2011	DUB	1,858	0	1,858
Buy		5,927,424	08/2011	HSBC	2,456	0	2,456
Buy	JPY	1,429,214	04/2011	BOA	0	(289)	(289)
Buy		1,000,000	04/2011	CITI	0	(61)	(61)
Sell		63,156,496	04/2011	CITI	28,243	0	28,243
Sell		911,000	04/2011	CSFB	297	0	297
Sell		1,000,000	04/2011	DUB	73	0	73
Buy		132,659	04/2011	HSBC	0	(27)	(27)
Sell		28,279,820	04/2011	RBS	467	(392)	75
Buy		181,201	04/2011	UBS	0	(7)	(7)
Sell		233,132	04/2011	UBS	62	0	62
Sell		170,000,000	05/2011	DUB	42,364	0	42,364
Sell		35,710,000	06/2011	CITI	2,355	0	2,355
Sell		21,000,000	06/2011	RBS	425	0	425
Buy	KRW	48,797,800	05/2011	BCLY	854	0	854
Buy		40,295,820	05/2011	BOA	1,272	0	1,272
Buy		292,197,599	05/2011	CITI	6,157	0	6,157
Buy		45,551,571	05/2011	GSC	904	0	904
Buy		66,384,785	05/2011	HSBC	1,998	0	1,998
Buy		1,326,991,236	05/2011	JPM	52,187	0	52,187
Buy		729,054,853	05/2011	MSC	13,487	0	13,487
Buy		59,188,567	05/2011	RBS	1,549	0	1,549
Buy		33,335,050	05/2011	UBS	1,637	0	1,637
Buy		38,701,180	08/2011	CITI	686	0	686
Buy		11,881,742	08/2011	GSC	214	0	214
Buy		15,805,240	08/2011	MSC	246	0	246
Buy		20,948,000	08/2011	RBS	197	0	197
Buy	MXN	192,837	07/2011	BCLY	290	0	290
Buy		3,615,059	07/2011	CITI	5,878	0	5,878
Buy		2,201,331	07/2011	DUB	4,373	0	4,373
Buy		17,235,014	07/2011	HSBC	27,593	0	27,593
Buy		3,088,500	07/2011	JPM	7,483	0	7,483
Buy		3,058,547	07/2011	MSC	5,003	0	5,003

See Accompanying Notes	Annual Report	March 31, 2011	55

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	MXN	578,498	07/2011	RBS	$859	$0	$859
Buy		384,139	07/2011	UBS	625	0	625
Buy	MYR	400,283	08/2011	BCLY	2,319	0	2,319
Buy		774,695	08/2011	CITI	4,115	0	4,115
Buy		78,806	08/2011	HSBC	354	0	354
Buy		132,400	08/2011	JPM	651	0	651
Buy		148,443	08/2011	MSC	630	0	630
Buy	NOK	333,378	05/2011	BCLY	797	0	797
Buy		36,714	05/2011	RBS	155	0	155
Buy	NZD	9,179	04/2011	BCLY	21	0	21
Buy	PHP	1,091,736	04/2011	BCLY	0	(539)	(539)
Buy		1,773,200	04/2011	BOA	566	0	566
Buy		1,837,646	04/2011	CITI	167	(136)	31
Sell		2,543,669	04/2011	HSBC	0	(12)	(12)
Buy		1,945,777	04/2011	JPM	284	(171)	113
Sell		2,710,944	04/2011	JPM	0	(257)	(257)
Sell		1,393,746	04/2011	MSC	0	(22)	(22)
Buy		13,658,385	06/2011	BCLY	8,241	0	8,241
Buy		461,000	06/2011	BOA	0	(61)	(61)
Buy		7,523,021	06/2011	CITI	1,191	(501)	690
Buy		1,729,228	06/2011	DUB	190	(84)	106
Buy		641,283	06/2011	HSBC	136	0	136
Buy		9,405,218	06/2011	JPM	3,154	(135)	3,019
Buy		1,031,374	06/2011	RBS	0	(212)	(212)
Buy		3,379,647	11/2011	BCLY	1,671	0	1,671
Buy		8,994,336	11/2011	CITI	2,336	(231)	2,105
Buy		1,356,740	11/2011	DUB	446	0	446
Buy		1,313,208	11/2011	GSC	344	0	344
Buy		4,031,282	11/2011	JPM	1,233	(191)	1,042
Buy		2,543,669	03/2012	HSBC	29	0	29
Buy		2,710,944	03/2012	JPM	291	0	291
Buy		1,393,747	03/2012	MSC	40	0	40
Buy	RUB	1,523,822	04/2011	BCLY	995	0	995
Sell		1,523,822	04/2011	BCLY	3	0	3
Buy		1,984,445	04/2011	CITI	0	(4)	(4)
Sell		1,984,445	04/2011	CITI	0	(362)	(362)
Buy		460,623	04/2011	JPM	301	0	301
Sell		460,623	04/2011	JPM	1	0	1
Buy		1,984,445	07/2011	CITI	417	0	417
Buy	SEK	85,060	05/2011	MSC	138	0	138
Buy	SGD	103,190	05/2011	CITI	468	0	468
Buy		191,163	06/2011	BOA	2,251	0	2,251
Buy		38,849	06/2011	CITI	625	0	625
Buy		179,289	06/2011	DUB	4,703	0	4,703
Buy		497,586	06/2011	GSC	8,516	0	8,516
Buy		144,511	06/2011	JPM	3,160	0	3,160
Buy		162,429	06/2011	RBS	5,476	0	5,476
Buy		66,300	09/2011	BCLY	763	0	763
Buy		130,600	09/2011	CITI	1,542	0	1,542
Buy		104,310	09/2011	DUB	995	0	995
Buy		677	09/2011	HSBC	3	0	3
Buy		216,385	09/2011	JPM	2,106	0	2,106
Buy		146,400	09/2011	RBS	1,581	0	1,581
Buy	TRY	668,105	07/2011	HSBC	6,800	0	6,800
Buy		370,639	07/2011	JPM	3,342	0	3,342
Buy	TWD	889,949	04/2011	BCLY	74	0	74
Sell		889,949	04/2011	BCLY	0	(40)	(40)
Buy		998,017	04/2011	BOA	1,143	0	1,143
Sell		998,017	04/2011	BOA	0	(83)	(83)
Buy		2,000,000	04/2011	CITI	167	0	167

56	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	TWD	2,000,000	04/2011	CITI	$0	$(195)	$(195)
Buy		2,516,599	04/2011	DUB	1,636	0	1,636
Sell		2,516,599	04/2011	DUB	0	(210)	(210)
Buy		440,000	04/2011	GSC	37	0	37
Sell		440,000	04/2011	GSC	0	(38)	(38)
Buy		430,000	04/2011	HSBC	36	0	36
Sell		430,000	04/2011	HSBC	0	(37)	(37)
Buy		966,900	04/2011	JPM	939	0	939
Sell		966,900	04/2011	JPM	0	(82)	(82)
Buy		600,000	04/2011	RBS	50	0	50
Sell		600,000	04/2011	RBS	0	(38)	(38)
Buy		889,949	01/2012	BCLY	62	0	62
Buy		2,000,000	01/2012	CITI	229	0	229
Buy		440,000	01/2012	GSC	50	0	50
Buy		430,000	01/2012	HSBC	52	0	52
Buy		121,567	01/2012	JPM	18	0	18
Buy		600,000	01/2012	RBS	61	0	61
Buy	ZAR	90	04/2011	HSBC	1	0	1
Buy		186,086	04/2011	JPM	713	0	713
Buy		197,435	04/2011	MSC	785	0	785
Buy		979,113	07/2011	CITI	2,895	0	2,895
Buy		3,269,374	07/2011	DUB	11,775	0	11,775
Buy		172,787	07/2011	HSBC	317	0	317
Buy		385,950	07/2011	JPM	728	(135)	593
Buy		668,579	07/2011	UBS	2,132	0	2,132
Buy		235,647	09/2011	BCLY	3,018	0	3,018
Buy		112,465	09/2011	MSC	1,436	0	1,436
Buy		133,000	09/2011	UBS	1,700	0	1,700

					$472,278	$(433,963)	$38,315

(t)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,392,435	$44,644	$1,437,079
Corporate Bonds & Notes
Banking & Finance	0	59,146,345	342,541	59,488,886
Industrials	0	12,293,003	182,410	12,475,413
Utilities	0	4,361,730	1,223	4,362,953
Convertible Bonds & Notes
Banking & Finance	0	15,325	0	15,325
Industrials	0	249,288	0	249,288
Municipal Bonds & Notes
Alabama	0	1,157	0	1,157
Arizona	0	29,478	0	29,478
Arkansas	0	905	0	905
California	0	3,117,811	0	3,117,811
Colorado	0	11,189	0	11,189
Connecticut	0	156	0	156
District of Columbia	0	156,539	0	156,539
Florida	0	89,874	0	89,874
Georgia	0	108,828	0	108,828
Illinois	0	1,205,508	0	1,205,508

See Accompanying Notes	Annual Report	March 31, 2011	57

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Indiana	$0	$49,852	$0	$49,852
Iowa	0	79,988	0	79,988
Kansas	0	346	0	346
Louisiana	0	99,471	0	99,471
Massachusetts	0	69,509	0	69,509
Michigan	0	52,562	0	52,562
Minnesota	0	1,016	0	1,016
Mississippi	0	10,483	0	10,483
Missouri	0	1,586	0	1,586
Nebraska	0	44,970	0	44,970
Nevada	0	359,379	0	359,379
New Jersey	0	330,171	0	330,171
New York	0	1,181,639	0	1,181,639
North Carolina	0	44,921	0	44,921
North Dakota	0	4,851	0	4,851
Ohio	0	666,629	0	666,629
Oregon	0	34,528	0	34,528
Pennsylvania	0	106,932	0	106,932
Puerto Rico	0	9,145	0	9,145
Rhode Island	0	6,847	0	6,847
South Carolina	0	367	0	367
South Dakota	0	1,396	0	1,396
Tennessee	0	1,128	0	1,128
Texas	0	412,296	0	412,296
Utah	0	5,771	0	5,771
Virginia	0	6,217	0	6,217
Washington	0	35,151	0	35,151
West Virginia	0	112,426	0	112,426
Wisconsin	0	2,757	0	2,757
U.S. Government Agencies	0	63,828,707	138,153	63,966,860
U.S. Treasury Obligations	0	6,635,388	0	6,635,388
Mortgage-Backed Securities	0	14,418,087	70,004	14,488,091
Asset-Backed Securities	0	2,741,603	738,158	3,479,761
Sovereign Issues	0	15,890,936	549,754	16,440,690
Convertible Preferred Securities
Industrials	0	60,164	0	60,164
Preferred Securities
Banking & Finance	26,952	22,723	0	49,675
Short-Term Instruments
Certificates of Deposit	0	1,351,679	0	1,351,679
Commercial Paper	0	9,351,378	0	9,351,378
Repurchase Agreements	0	21,479,741	0	21,479,741
Short-Term Notes	0	128,021	0	128,021
Japan Treasury Bills	0	2,725,148	0	2,725,148
U.S. Treasury Bills	0	6,997,305	0	6,997,305
PIMCO Short-Term Floating NAV Portfolio	35,373,075	0	0	35,373,075
	$35,400,027	$231,542,785	$2,066,887	$269,009,699

Short Sales, at value	$0	$(7,731,110)	$0	$(7,731,110)

Financial Derivative Instruments (7) - Assets
Credit Contracts	45	512,439	0	512,484
Foreign Exchange Contracts	0	486,589	0	486,589
Interest Rate Contracts	162,879	195,658	0	358,537
	$162,924	$1,194,686	$0	$1,357,610

58	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(100,933)	$0	$(100,933)
Foreign Exchange Contracts	0	(434,193)	0	(434,193)
Interest Rate Contracts	(273,391)	(1,019,762)	(275,943)	(1,569,096)
	$(273,391)	$(1,554,888)	$(275,943)	$(2,104,222)
Totals	$35,289,560	$223,451,473	$1,790,944	$260,531,977

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Bank Loan Obligations	$0	$45,000	$0	$0	$0	$(356)	$0	$0	$44,644	$(356)
Corporate Bonds & Notes
Banking & Finance	153,595	106,006	(450)	2,347	3	13,709	125,805	(58,474)	342,541	5,283
Industrials	769	60,832	(2,114)	(135)	95	1,114	121,849	0	182,410	1,101
Utilities	0	0	0	0	0	0	1,223	0	1,223	0
U.S. Government Agencies	157,025	(2,118)	(31,411)	(667)	(152)	52	15,424	0	138,153	(413)
Mortgage-Backed Securities	357,017	55,178	(142,481)	280	43	24,180	0	(224,213)	70,004	2,591
Asset-Backed Securities	507,848	531,835	(158,525)	2,431	1,681	34,420	0	(181,532)	738,158	25,971
Sovereign Issues	0	550,853	0	1	0	(1,100)	0	0	549,754	(1,100)
Short-Term Instruments
Commercial Paper	19,484	0	(19,600)	0	0	116	0	0	0	0

	$1,195,738	$1,347,586	$(354,581)	$4,257	$1,670	$72,135	$264,301	$(464,219)	$2,066,887	$33,077

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	(5,886)	2,530	0	0	5,062	(1,706)	0	0	0	0
Interest Rate Contracts	(18,866)	0	(192,822)	0	0	(64,255)	0	0	(275,943)	(64,255)

	$(24,752)	$2,530	$(192,822)	$0	$5,062	$(65,961)	$0	$0	$(275,943)	$(64,255)

Totals	$1,170,986	$1,350,116	$(547,403)	$4,257	$6,732	$6,174	$264,301	$(464,219)	$1,790,944	$(31,178)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

See Accompanying Notes	Annual Report	March 31, 2011	59

Summary Schedule of Investments PIMCO Total Return Fund (Cont.)

(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(u)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$120,339	$120,339
Unrealized appreciation on foreign currency contracts	0	0	0	472,278	0	472,278
Unrealized appreciation on swap agreements	0	512,484	0	14,311	195,658	722,453

	$0	$512,484	$0	$486,589	$315,997	$1,315,070

Liabilities:
Written options outstanding	$0	$3,628	$0	$230	$1,141,691	$1,145,549
Unrealized depreciation on foreign currency contracts	0	0	0	433,963	0	433,963
Unrealized depreciation on swap agreements	0	97,305	0	0	154,014	251,319

	$0	$100,933	$0	$434,193	$1,295,705	$1,830,831

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$645,220	$0	$47,888	$4,298,734	$4,991,842
Net realized (loss) on foreign currency transactions	0	0	0	(678,688)	0	(678,688)

	$0	$645,220	$0	$(630,800)	$4,298,734	$4,313,154

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$212,712	$0	$5,200	$(1,709,858)	$(1,491,946)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(69,937)	0	(69,937)

	$0	$212,712	$0	$(64,737)	$(1,709,858)	$(1,561,883)

60	PIMCO Funds	PIMCO Total Return Fund	See Accompanying Notes

March 31, 2011

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(110,512) as reported in the Notes to Schedule of Investments.

(v)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures(1)
BCLY	$193,848	$(190,710)	$3,138
BNP	17,616	(17,160)	456
BOA	15,438	(39,040)	(23,602)
CITI	(24,437)	12,560	(11,877)
CSFB	38,421	(37,220)	1,201
DUB	145,490	(159,630)	(14,140)
GSC	(41,281)	34,259	(7,022)
HSBC	221,888	(214,360)	7,528
JPM	90,480	(87,470)	3,010
MLP	27,913	(26,390)	1,523
MSC	(190,153)	165,073	(25,080)
RBC	(95,038)	86,066	(8,972)
RBS	(263,394)	246,982	(16,412)
SOG	827	(750)	77
UBS	62,829	(64,340)	(1,511)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	61

Notes to Financial Statements

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional, Class P, Administrative, Class D, A, B, C and R shares of the PIMCO Total Return Fund (the “Fund”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

62	PIMCO Funds	PIMCO Total Return Fund

March 31, 2011

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be

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Notes to Financial Statements (Cont.)

affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for

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Notes to Financial Statements (Cont.)

determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When the Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of the security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Fund’s assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  The Fund may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be

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included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. The Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for

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Notes to Financial Statements (Cont.)

payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities  The Fund may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statement of Assets and Liabilities.

(f) Repurchase Agreements  The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of

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the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, the Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2011 are disclosed in the Notes to the Schedule of Investments.

(h) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(i) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(j) U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may

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Notes to Financial Statements (Cont.)

include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

(k) When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by the Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of financial derivative activity for the Fund.

(a) Foreign Currency Contracts  The Fund may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In

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connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows,

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Notes to Financial Statements (Cont.)

assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash

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or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For

Annual Report	March 31, 2011	73

Notes to Financial Statements (Cont.)

credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which the Fund is the seller of protection are disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Fund may enter into cross-currency swap agreements to gain or mitigate exposure on currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or

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inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Fund by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk

Annual Report	March 31, 2011	75

Notes to Financial Statements (Cont.)

Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently falls, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between the Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral

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March 31, 2011

and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold on the Statement of Assets and Liabilities and net realized gain/(loss) on investments on the Statement of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

Annual Report	March 31, 2011	77

Notes to Financial Statements (Cont.)

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D (1)	A, B, C and R Classes
0.21%	0.31%	0.21%	0.50%	0.40%(2)
(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.05% to 0.35% per annum.

(c) Distribution and Servicing Fees  Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributors was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributors distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

The Distributors also receive the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2011, the Distributors received $27,197,430 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees;

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(iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Short-Term Floating NAV Portfolio does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2011, the Fund below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,545,710	$1,577,919

Annual Report	March 31, 2011	79

Notes to Financial Statements (Cont.)

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended March 31, 2011 (amounts in thousands):

Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation	Market Value 03/31/2011	Dividend Income
$16,520,591	$21,085,796	$(2,245,400)	$1,219	$10,869	$35,373,075	$85,796

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that has not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$898,686,721	$875,085,972	$73,066,162	$31,571,514

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March 31, 2011

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Total Return Fund
	Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount
Receipts for shares sold
Institutional Class	4,352,339	$48,719,617	4,791,769	$51,459,061
Class P	599,056	6,668,275	558,378	5,942,583
Administrative Class	888,891	9,968,251	1,010,056	10,839,047
Class D	656,143	7,367,979	894,509	9,610,550
Class A	967,022	10,838,779	1,303,903	13,961,757
Class B	1,633	18,182	21,464	227,484
Class C	346,323	3,896,480	610,857	6,558,498
Class R	120,657	1,351,134	116,246	1,249,233
Issued as reinvestment of distributions
Institutional Class	929,471	10,186,067	521,920	5,616,991
Class P	17,564	192,358	6,270	67,874
Administrative Class	230,917	2,529,242	136,979	1,473,725
Class D	124,141	1,359,364	59,032	636,306
Class A	161,254	1,765,024	87,404	941,371
Class B	3,151	34,446	3,344	35,943
Class C	52,089	568,406	21,122	227,893
Class R	15,837	173,145	6,560	70,707
Cost of shares redeemed
Institutional Class	(4,179,855)	(46,490,756)	(2,463,041)	(26,437,459)
Class P	(360,028)	(3,999,829)	(97,308)	(1,055,495)
Administrative Class	(1,019,803)	(11,355,407)	(660,607)	(7,060,463)
Class D	(643,508)	(7,146,134)	(333,588)	(3,589,674)
Class A	(1,082,682)	(12,083,436)	(783,316)	(8,329,983)
Class B	(43,755)	(490,812)	(31,402)	(337,939)
Class C	(327,585)	(3,629,084)	(112,847)	(1,217,278)
Class R	(77,811)	(866,122)	(41,197)	(443,269)
Net increase resulting from Fund share transactions	1,731,461	$19,575,169	5,626,507	$60,447,463

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Annual Report	March 31, 2011	81

Notes to Financial Statements (Cont.)

March 31, 2011

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax position for all open tax years, and concluded that the adoptions had no effect on the Fund’s financial position or results of operations. As of March 31, 2011, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Post- October Deferral (3)
$913,026	$0	$7,871,944	$(1,583,282)	$0	$(1,867,184)
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2010 through March 31, 2011 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (4)
$261,511,292	$8,917,898	$(1,419,491)	$7,498,407
(4)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, unamortized premium on convertible bonds, passive foreign investment companies, and interest only basis adjustments for federal income tax purposes.

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Funds made the following tax basis distributions (amounts in thousands):

March 31, 2011			March 31, 2010
Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (5)	Long-Term Capital Gain Distributions	Return of Capital
$15,350,301	$3,671,774	$0	$9,827,623	$441,691	$0
(5)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

Effective May 1, 2011, the Supervisory and Administrative Fee was reduced on the Fund. Please reference the Supervisory and Administrative Fee table in Note 7(b) for additional information.

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Fund’s financial statements.

82	PIMCO Funds	PIMCO Total Return Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R Shareholders of PIMCO Funds:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares present fairly, in all material respects, the financial position of PIMCO Total Return Fund (one series of PIMCO Funds, hereafter referred to as the “Fund”) at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights of the Fund for the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Annual Report	March 31, 2011	83

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	DUB	Deutsche Bank AG	MSC	Morgan Stanley
BNP	BNP Paribas Bank	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BOA	Bank of America	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
CITI	Citigroup, Inc.	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CSFB	Credit Suisse First Boston	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona
CHF	Swiss Franc	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi	MXN	Mexican Peso	TRY	Turkish New Lira
EUR	Euro	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
GBP	British Pound	NOK	Norwegian Krone	USD	United States Dollar
HKD	Hong Kong Dollar	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AMBAC	American Municipal Bond Assurance Corp.	FNMA	Federal National Mortgage Association	NPFGC	National Public Finance Guarantee Corp.
CR	Custodial Receipts	GNMA	Government National Mortgage Association	PSF	Public School Fund
FGIC	Financial Guaranty Insurance Co.	GTD	Guaranteed	Q-SBLF	Qualified School Bond Loan Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

84	PIMCO Funds	PIMCO Total Return Fund

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2011 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Total Return Fund	0.03%	0.03%	$4,851,523	$7,938,261

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

Annual Report	March 31, 2011	85

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.
Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.
Independent Trustees
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.
Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.
Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust
William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

*	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.
**	Trustees serve until their successors are duly elected and qualified.

86	PIMCO Funds	PIMCO Total Return Fund

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.
David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.
William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.
Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.
J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.
Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.
Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.
Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.
Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	March 31, 2011	87

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

88	PIMCO Funds	PIMCO Total Return Fund

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3001AR_033111

Your Global Investment Authority

Annual Report

March 31, 2011

RealRetirement® Funds

PIMCO RealRetirement® 2010 Fund

PIMCO RealRetirement® 2020 Fund

PIMCO RealRetirement® 2030 Fund

PIMCO RealRetirement® 2040 Fund

PIMCO RealRetirement® 2050 Fund

Share Classes

■	Institutional
■	Administrative
■	D
■	A
■	C
■	R

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648 for Institutional Class and Administrative Class shares or (800) 426-0107 Class A, Class C, Class D, and Class R shares and on the Funds’ website at www.pimco.com/investments and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and is available without charge, upon request, by calling the Trust at (800) 927-4648 for Institutional Class and Administrative Class shares or (800) 426-0107 Class A, Class C, Class D, and Class R shares and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco.com/investments, (888) 87-PIMCO.

The Annual Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package – as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■	Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued

2	PIMCO Funds	RealRetirement® Funds

to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this PIMCO Funds Annual Report, please find specific details as to each Fund’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 1-866-746-2602. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the Funds

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. Investors should consider the investment objectives, risks, charges and expenses of these Funds carefully before investing. This and other information is contained in the Funds’ prospectus. Please read the prospectus carefully before you invest or send money.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Funds are intended for investors who prefer to have their asset allocation decisions made by professional money managers and are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to retire or to begin withdrawing assets. Each Fund is designed for investors expecting to retire or to begin withdrawing portions of their investments around the year indicated in the Fund’s name. The retirement year included in the Fund’s name does not necessarily represent the specific year you expect to begin withdrawing your assets. It is intended only as a general guide.

The Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealRetirement® Fund’s name.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, and subsidiary risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Funds investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Smaller companies may be more volatile than larger companies and may entail more risk. Concentrating investments in individual sectors may add additional risk and volatility compared to a diversified fund. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Fund Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return table and Cumulative Returns Chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% contingent deferred sales charge (“CDSC”), which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without a front-end sales charge at the time of purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Administrative Class, Class A, Class C, Class D, and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Cumulative Return chart assumes the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. Each Fund measures its performance against a broad-based securities market index (benchmark

4	PIMCO Funds	RealRetirement® Funds

index) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Reuters Company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. The chart and Average Annual Total Return tables reflect any sales load that would have applied at the time of purchase or any CDSC that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Results assume that all dividends and capital gain distributions were reinvested. Results assume fees and expenses and results do not take into account the effect of taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

For periods prior to the inception date of the Administrative Class, Class A, Class C, Class D and Class R shares, performance information shown is based on the performance of a Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Administrative Class, Class A, Class C, Class D and Class R shares. The Institutional Class, Class A and Class D shares of the PIMCO RealRetirement® 2010 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund and PIMCO RealRetirement® 2050 Fund (together, the “RealRetirement® Funds”) were first offered in March 2008. The Administrative Class shares of the RealRetirement® Funds were first offered in June 2008. The Class C and Class R shares of the PIMCO RealRetirement® Funds were first offered in July 2008. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The following disclosure provides important information regarding each Fund’s Expense Example (“Example” or “Expense Example”). Please refer to this information when reviewing the Expense Example for a Fund.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of October 1, 2010 to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

Annual Report	March 31, 2011	5

PIMCO RealRetirement® 2010 Fund

Institutional Class - PRIEX	Class A - PTNAX
Administrative Class - PRNAX	Class C - PTNCX
Class D - PTNDX	Class R - PTNRX

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C or Class D shares is $1,000. There is no minimum initial investment amount for Class R shares.

PIMCO Funds Allocation‡

Short-Term Instruments	29.0%
PIMCO Low Duration Fund	15.7%
PIMCO Total Return Fund	14.8%
PIMCO Real Return Fund	10.5%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	7.3%
PIMCO RealEstateRealReturn Strategy Fund	6.2%
Other	16.5%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2010 Fund Institutional Class	9.53%	5.13%
PIMCO RealRetirement® 2010 Fund Administrative Class	9.30%	4.90%
PIMCO RealRetirement® 2010 Fund Class A	8.93%	4.54%
PIMCO RealRetirement® 2010 Fund Class A (adjusted)	2.96%	2.59%
PIMCO RealRetirement® 2010 Fund Class C	8.10%	3.76%
PIMCO RealRetirement® 2010 Fund Class C (adjusted)	7.10%	3.76%
PIMCO RealRetirement® 2010 Fund Class D	8.89%	4.50%
PIMCO RealRetirement® 2010 Fund Class R	8.55%	4.22%
Dow Jones Real ReturnSM 2010 Index	11.82%	4.04%
Lipper Mixed-Asset Target 2010 Funds Average	10.45%	3.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.5% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.17% for Institutional Class Shares, 1.42% for Administrative Class shares, 1.77% for Class A shares, 2.52% for Class C shares, 1.77% for Class D shares and 2.02% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 7/31/10, as revised and supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Portfolio Insights

»

The PIMCO RealRetirement® 2010 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An allocation to international equities benefited performance as returns on international equities were positive over the reporting period.

»	An allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

A significant allocation to real return assets, through the PIMCO Real Return Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»	A modest allocation to U.S. equities benefited performance as returns on U.S. equities were positive over the reporting period.

6	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Administrative Class - PFNAX	Class C - PTYCX
Class D - PTYDX	Class R - PTYRX

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C or Class D shares is $1,000. There is no minimum initial investment amount for Class R shares.

PIMCO Funds Allocation‡

Short-Term Instruments	29.6%
PIMCO Total Return Fund	16.8%
PIMCO StocksPLUS® Fund	11.9%
PIMCO Real Return Fund	9.4%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	8.5%
U.S. Treasury Notes	7.4%
PIMCO RealEstateRealReturn Strategy Fund	5.4%
Other	11.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2020 Fund Institutional Class	9.69%	4.09%
PIMCO RealRetirement® 2020 Fund Administrative Class	9.52%	3.86%
PIMCO RealRetirement® 2020 Fund Class A	9.15%	3.44%
PIMCO RealRetirement® 2020 Fund Class A (adjusted)	3.14%	1.51%
PIMCO RealRetirement® 2020 Fund Class C	8.33%	2.72%
PIMCO RealRetirement® 2020 Fund Class C (adjusted)	7.33%	2.72%
PIMCO RealRetirement® 2020 Fund Class D	9.15%	3.49%
PIMCO RealRetirement® 2020 Fund Class R	8.87%	3.23%
Dow Jones Real ReturnSM 2020 Index	12.63%	3.73%
Lipper Mixed-Asset Target 2020 Funds Average	12.21%	2.56%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.5% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The fund’s total annual operating expense ratios are 1.17% for Institutional Class shares, 1.42% for Administrative Class shares, 1.77% for Class A shares, 2.52% for Class C shares, 1.77% for Class D shares and 2.02% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 7/31/10, as revised and supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Portfolio Insights

»

The PIMCO RealRetirement® 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An allocation to international equities benefited performance as returns on international equities were positive over the reporting period.

»	An allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

A significant allocation to real return assets, through the PIMCO Real Return Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»	An allocation to U.S. equities benefited performance as returns on U.S. equities were positive over the reporting period.

Annual Report	March 31, 2011	7

PIMCO RealRetirement® 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Administrative Class - PNLAX	Class C - PEHCX
Class D - PEHDX	Class R - PEHRX

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C or Class D shares is $1,000. There is no minimum initial investment amount for Class R shares.

PIMCO Funds Allocation‡

Short-Term Instruments	35.3%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	12.0%
PIMCO StocksPLUS® Fund	11.9%
PIMCO Total Return Fund	11.0%
PIMCO RealEstateRealReturn Strategy Fund	7.0%
PIMCO Real Return Fund	6.6%
PIMCO Global Advantage Strategy Bond Fund	6.3%
Other	9.9%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2030 Fund Institutional Class	10.83%	3.31%
PIMCO RealRetirement® 2030 Fund Administrative Class	10.58%	3.07%
PIMCO RealRetirement® 2030 Fund Class A	10.14%	2.68%
PIMCO RealRetirement® 2030 Fund Class A (adjusted)	4.08%	0.77%
PIMCO RealRetirement® 2030 Fund Class C	9.29%	1.94%
PIMCO RealRetirement® 2030 Fund Class C (adjusted)	8.29%	1.94%
PIMCO RealRetirement® 2030 Fund Class D	10.15%	2.69%
PIMCO RealRetirement® 2030 Fund Class R	9.86%	2.44%
Dow Jones Real ReturnSM 2030 Index	14.83%	2.93%
Lipper Mixed-Asset Target 2030 Funds Average	13.95%	2.25%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.5% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.22% for Institutional Class shares, 1.47% for Administrative Class shares, 1.82% for Class A shares, 2.57% for Class C shares, 1.82% for Class D shares and 2.07% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 7/31/10, as revised and supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Portfolio Insights

»

The PIMCO RealRetirement® 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An allocation to international market equities benefited performance as returns on international market equities were positive over the reporting period.

»	An allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

A significant allocation to real return assets, through the PIMCO Real Return Fund, PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns for the reporting period.

»	An allocation to U.S. equities benefited performance as returns on U.S. equities were positive over the reporting period.

8	PIMCO Funds	RealRetirement® Funds

PIMCO RealRetirement® 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Administrative Class - PEOAX	Class C - POFCX
Class D - POFDX	Class R - POFRX

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C or Class D shares is $1,000. There is no minimum initial investment amount for Class R shares.

PIMCO Funds Allocation‡

Short-Term Instruments	31.0%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	13.9%
PIMCO StocksPLUS® Fund	11.1%
PIMCO RealEstateRealReturn Strategy Fund	10.0%
PIMCO Global Advantage Strategy Bond Fund	8.1%
PIMCO Total Return Fund	8.1%
Vanguard Emerging Markets ETF	6.7%
PIMCO CommodityRealReturn Strategy Fund®	6.1%
Other	5.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2040 Fund Institutional Class	13.10%	4.02%
PIMCO RealRetirement® 2040 Fund Administrative Class	12.85%	3.80%
PIMCO RealRetirement® 2040 Fund Class A	12.49%	3.39%
PIMCO RealRetirement® 2040 Fund Class A (adjusted)	6.33%	1.47%
PIMCO RealRetirement® 2040 Fund Class C	11.48%	2.65%
PIMCO RealRetirement® 2040 Fund Class C (adjusted)	10.48%	2.65%
PIMCO RealRetirement® 2040 Fund Class D	12.44%	3.41%
PIMCO RealRetirement® 2040 Fund Class R	11.97%	3.17%
Dow Jones Real ReturnSM 2040 Index	17.04%	2.09%
Lipper Mixed-Asset Target 2040 Funds Average	14.86%	2.10%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.5% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.34% for Institutional Class shares, 1.59% for Administrative Class shares, 1.94% for Class A shares, 2.69% for Class C shares, 1.94% for Class D shares and 2.19% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 7/31/10, as revised and supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Portfolio Insights

»

The PIMCO RealRetirement® 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An allocation to international and emerging market equities benefited performance as international and emerging market equities returns were positive over the reporting period.

»	An allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as this Underlying PIMCO Fund posted positive returns for the reporting period.

»

A significant allocation to real return assets, through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns over the reporting period.

»	An allocation to U.S. equities benefited performance as returns on U.S. equities were positive over the reporting period.

Annual Report	March 31, 2011	9

PIMCO RealRetirement® 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Administrative Class - POTAX	Class C - PFYCX
Class D - PFYDX	Class R - PFYRX

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class or Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C or Class D shares is $1,000. There is no minimum initial investment amount for Class R shares.

PIMCO Funds Allocation‡

Short-Term Instruments	33.5%
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	15.7%
PIMCO StocksPLUS® Fund	12.7%
PIMCO RealEstateRealReturn Strategy Fund	10.0%
Vanguard Emerging Markets ETF	6.5%
PIMCO CommodityRealReturn Strategy Fund®	6.2%
PIMCO Global Advantage Strategy Bond Fund	6.2%
PIMCO Total Return Fund	5.1%
Other	4.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (03/31/08)
PIMCO RealRetirement® 2050 Fund Institutional Class	12.95%	4.43%
PIMCO RealRetirement® 2050 Fund Administrative Class	12.57%	4.20%
PIMCO RealRetirement® 2050 Fund Class A	12.19%	3.82%
PIMCO RealRetirement® 2050 Fund Class A (adjusted)	6.04%	1.89%
PIMCO RealRetirement® 2050 Fund Class C	11.42%	3.08%
PIMCO RealRetirement® 2050 Fund Class C (adjusted)	10.42%	3.08%
PIMCO RealRetirement® 2050 Fund Class D	12.28%	3.83%
PIMCO RealRetirement® 2050 Fund Class R	11.86%	3.59%
Dow Jones Real ReturnSM 2040+ Index	17.94%	1.83%
Lipper Mixed-Asset Target 2050+ Funds Average	14.98%	2.09%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Investment return and the principal value will fluctuate. Shares may be worth more or less than original cost when redeemed. Current performance may be lower or higher than performance shown. Institutional Class, Administrative Class, Class A, Class C, Class D, and Class R performance data current to the most recent month-end is available at www.pimco.com/investments. The adjusted returns take into account the maximum sales charge of 5.5% on Class A shares and 1% CDSC on Class C shares. Returns do not reflect deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. The Fund’s total annual operating expense ratios are 1.37% for Institutional Class shares, 1.62% for Administrative Class shares, 1.97% for Class A shares, 2.72% for Class C shares, 1.97% for Class D shares and 2.22% for Class R shares. Expense ratio information is as stated in the Fund’s current prospectus dated 7/31/10, as revised and supplemented to date.

“Dow JonesSM” and “Dow Jones Real Return Target Date IndexesSM” are service marks of Dow Jones & Company, Inc. (“Dow Jones”). The Dow Jones Real Return Target Date Indexes are proprietary to Dow Jones and/or its licensors.

Portfolio Insights

»

The PIMCO RealRetirement® 2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, fixed-income instruments, equity securities, forwards and derivatives.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	An allocation to international and emerging market equities benefited performance as returns on international and emerging market equities were positive over the reporting period.

»	An allocation to U.S. core bonds, through the PIMCO Total Return Fund, benefited performance as this Underlying PIMCO Fund posted positive returns over the reporting period.

»

A significant allocation to real return assets, through the PIMCO CommodityRealReturn Strategy Fund® and PIMCO RealEstateRealReturn Strategy Fund, benefited performance as these Underlying PIMCO Funds posted positive returns over the reporting period.

»	An allocation to U.S. equities benefited performance as returns on U.S. equities were positive over the reporting period.

10	PIMCO Funds	RealRetirement® Funds

Expense Examples

	Actual Performance			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (10/01/10)	Ending Account Value (03/31/11)	Expenses Paid During Period †	Beginning Account Value (10/01/10)	Ending Account Value (03/31/11)	Expenses Paid During Period †	Net Annualized Expense Ratio ††
PIMCO RealRetirement® 2010 Fund
Institutional Class	$1,000.00	$1,024.51	$1.97	$1,000.00	$1,022.99	$1.97	0.39%
Administrative Class	$1,000.00	$1,024.58	$3.23	$1,000.00	$1,021.74	$3.23	0.64%
Class A (a)	$1,000.00	$1,021.36	$4.99	$1,000.00	$1,020.00	$4.99	0.99%
Class C (a)	$1,000.00	$1,018.45	$8.76	$1,000.00	$1,016.26	$8.75	1.74%
Class D (a)	$1,000.00	$1,021.91	$4.99	$1,000.00	$1,020.00	$4.99	0.99%
Class R (a)	$1,000.00	$1,020.07	$6.25	$1,000.00	$1,018.75	$6.24	1.24%
PIMCO RealRetirement® 2020 Fund
Institutional Class	$1,000.00	$1,034.27	$2.08	$1,000.00	$1,022.89	$2.07	0.41%
Administrative Class	$1,000.00	$1,033.80	$3.35	$1,000.00	$1,021.64	$3.33	0.66%
Class A (b)	$1,000.00	$1,031.56	$5.12	$1,000.00	$1,019.90	$5.09	1.01%
Class C (b)	$1,000.00	$1,028.23	$8.90	$1,000.00	$1,016.16	$8.85	1.76%
Class D (b)	$1,000.00	$1,031.59	$5.12	$1,000.00	$1,019.90	$5.09	1.01%
Class R (b)	$1,000.00	$1,030.19	$6.38	$1,000.00	$1,018.65	$6.34	1.26%
PIMCO RealRetirement® 2030 Fund
Institutional Class	$1,000.00	$1,051.29	$2.25	$1,000.00	$1,022.74	$2.22	0.44%
Administrative Class	$1,000.00	$1,050.11	$3.53	$1,000.00	$1,021.49	$3.48	0.69%
Class A (c)	$1,000.00	$1,048.57	$5.31	$1,000.00	$1,019.75	$5.24	1.04%
Class C (c)	$1,000.00	$1,043.83	$9.12	$1,000.00	$1,016.01	$9.00	1.79%
Class D (c)	$1,000.00	$1,048.88	$5.31	$1,000.00	$1,019.75	$5.24	1.04%
Class R (c)	$1,000.00	$1,047.10	$6.58	$1,000.00	$1,018.50	$6.49	1.29%
PIMCO RealRetirement® 2040 Fund
Institutional Class	$1,000.00	$1,066.96	$2.37	$1,000.00	$1,022.64	$2.32	0.46%
Administrative Class	$1,000.00	$1,065.75	$3.66	$1,000.00	$1,021.39	$3.58	0.71%
Class A (d)	$1,000.00	$1,064.72	$5.46	$1,000.00	$1,019.65	$5.34	1.06%
Class C (d)	$1,000.00	$1,059.91	$9.30	$1,000.00	$1,015.91	$9.10	1.81%
Class D (d)	$1,000.00	$1,064.46	$5.46	$1,000.00	$1,019.65	$5.34	1.06%
Class R (d)	$1,000.00	$1,061.33	$6.73	$1,000.00	$1,018.40	$6.59	1.31%
PIMCO RealRetirement® 2050 Fund
Institutional Class	$1,000.00	$1,067.74	$2.47	$1,000.00	$1,022.54	$2.42	0.48%
Administrative Class	$1,000.00	$1,066.49	$3.76	$1,000.00	$1,021.29	$3.68	0.73%
Class A (e)	$1,000.00	$1,063.76	$5.56	$1,000.00	$1,019.55	$5.44	1.08%
Class C (e)	$1,000.00	$1,061.05	$9.40	$1,000.00	$1,015.81	$9.20	1.83%
Class D (e)	$1,000.00	$1,064.08	$5.56	$1,000.00	$1,019.55	$5.44	1.08%
Class R (e)	$1,000.00	$1,062.10	$6.84	$1,000.00	$1,018.30	$6.69	1.33%

† Expenses are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†† The expense ratio excludes the expenses of the Acquired Funds (affiliated and unaffiliated funds in which the Fund may invest), which based upon allocation of the Fund’s assets among the Acquired Funds are indirectly borne by the shareholders of the Fund. The annualized expense ratios reflect net annualized expenses after application of an expense waiver of 0.36% for the PIMCO RealRetirement® 2010 Fund, 0.34% for the PIMCO RealRetirement® 2020 Fund, 0.36% for the PIMCO RealRetirement® 2030 Fund, 0.39% for the PIMCO RealRetirement® 2040 Fund, and 0.37% for the PIMCO RealRetirement® 2050 Fund.

(a) Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class C, Class D and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.49, $8.25, $4.49 and $5.74 for Class A, Class C, Class D and Class R shares, respectively, based upon the Fund’s actual performance, and $4.48, $8.25, $4.48 and $5.74 for Class A, Class C, Class D and Class R shares, respectively, based upon a hypothetical 5% return.

(b) Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class C, Class D and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.61, $8.39, $4.61 and $5.87 for Class A, Class C, Class D and Class R shares, respectively, based upon the Fund’s actual performance, and $4.58, $8.35, $4.58 and $5.84 for Class A, Class C, Class D and Class R shares, respectively, based upon a hypothetical 5% return.

(c) Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class C, Class D and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.80, $8.61, $4.80 and $6.07 for Class A, Class C, Class D and Class R shares, respectively, based upon the Fund’s actual performance, and $4.73, $8.50, $4.73 and $5.99 for Class A, Class C, Class D and Class R shares, respectively, based upon a hypothetical 5% return.

(d) Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class C, Class D and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $4.94, $8.78, $4.94 and $6.22 for Class A, Class C, Class D and Class R shares, respectively, based upon the Fund’s actual performance, and $4.84, $8.60, $4.84 and $6.09 for Class A, Class C, Class D and Class R shares, respectively, based upon a hypothetical 5% return.

(e) Effective May 1, 2011, the Fund’s supervisory and administrative fee was decreased by 0.10% for Class A, Class C, Class D and Class R shares. If this fee decrease had been in effect during the six-month period ended March 31, 2011, the “Expenses Paid During Period” amounts would have been $5.04, $8.89, $5.04 and $6.32 for Class A, Class C, Class D and Class R shares, respectively, based upon the Fund’s actual performance, and $4.94, $8.70, $4.94 and $6.19 for Class A, Class C, Class D and Class R shares, respectively, based upon a hypothetical 5% return.

Annual Report	March 31, 2011	11

Benchmark Descriptions

Index	Description

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2010 Index	Dow Jones Real ReturnSM 2010 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2020 Index	Dow Jones Real ReturnSM 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2030 Index	Dow Jones Real ReturnSM 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040 Index	Dow Jones Real ReturnSM 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Dow Jones Real ReturnSM 2040+ Index	Dow Jones Real ReturnSM 2040+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO Funds	RealRetirement® Funds

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Annual Report	March 31, 2011	13

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO RealRetirement® 2010 Fund
Institutional Class
03/31/2011	$8.30	$0.56	$0.21	$0.77	$(0.56)	$0.00
03/31/2010	6.78	0.44	1.47	1.91	(0.33)	(0.06)
03/31/2009	10.00	0.44	(2.16)	(1.72)	(0.38)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2011	8.30	0.49	0.27	0.76	(0.55)	0.00
03/31/2010	6.77	0.39	1.51	1.90	(0.31)	(0.06)
06/30/2008 - 03/31/2009	9.88	0.34	(2.00)	(1.66)	(0.33)	(1.12)
Class A
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00
03/31/2010	6.76	0.45	1.41	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.47	(2.25)	(1.78)	(0.34)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00
03/31/2010	6.75	0.34	1.46	1.80	(0.24)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.20	(1.75)	(1.55)	(0.31)	(1.12)
Class D
03/31/2011	8.28	0.57	0.15	0.72	(0.52)	0.00
03/31/2010	6.77	0.64	1.22	1.86	(0.29)	(0.06)
03/31/2009	10.00	0.28	(2.06)	(1.78)	(0.33)	(1.12)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00
03/31/2010	6.76	0.38	1.46	1.84	(0.27)	(0.06)
07/31/2008 - 03/31/2009	9.73	0.22	(1.76)	(1.54)	(0.31)	(1.12)

PIMCO RealRetirement® 2020 Fund
Institutional Class
03/31/2011	$8.10	$0.60	$0.17	$0.77	$(0.59)	$0.00
03/31/2010	6.40	0.36	1.64	2.00	(0.30)	0.00
03/31/2009	10.00	0.41	(2.57)	(2.16)	(0.36)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2011	8.15	0.59	0.17	0.76	(0.49)	0.00
03/31/2010	6.40	0.88	1.10	1.98	(0.23)	0.00
06/30/2008 - 03/31/2009	9.92	0.32	(2.44)	(2.12)	(0.32)	(1.08)
Class A
03/31/2011	8.06	0.54	0.18	0.72	(0.54)	0.00
03/31/2010	6.39	0.38	1.55	1.93	(0.26)	0.00
03/31/2009	10.00	0.45	(2.66)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	8.06	0.47	0.19	0.66	(0.49)	0.00
03/31/2010	6.39	0.41	1.48	1.89	(0.22)	0.00
07/31/2008 - 03/31/2009	9.74	0.25	(2.24)	(1.99)	(0.28)	(1.08)
Class D
03/31/2011	8.07	0.54	0.18	0.72	(0.54)	0.00
03/31/2010	6.39	0.49	1.46	1.95	(0.27)	0.00
03/31/2009	10.00	0.44	(2.65)	(2.21)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	8.07	0.51	0.19	0.70	(0.52)	0.00
03/31/2010	6.40	0.42	1.51	1.93	(0.26)	0.00
07/31/2008 - 03/31/2009	9.74	0.28	(2.24)	(1.96)	(0.30)	(1.08)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

14	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.56)	$8.51	9.53%	$4,885	0.39%		0.75%		0.39%		0.75%		6.55%		0	%**
(0.39)	8.30	28.20	3,934	0.38		0.75		0.38		0.75		5.48		10
(1.50)	6.78	(17.26)	2,480	0.23		2.38		0.23		2.38		5.09		186
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14)		NA

(0.55)	8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0	**
(0.37)	8.30	28.11	11	0.63		1.00		0.63		1.00		4.89		10
(1.45)	6.77	(16.74)	8	0.50	*	3.26	*	0.50	*	3.26	*	5.58	*	186

(0.52)	8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44		0	**
(0.35)	8.27	27.54	892	0.98		1.35		0.98		1.35		5.68		10
(1.46)	6.76	(17.78)	261	0.87		4.62		0.87		4.62		6.14		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

(0.47)	8.44	8.10	694	1.74		2.10		1.74		2.10		5.04		0	**
(0.30)	8.25	26.64	310	1.73		2.10		1.73		2.10		4.26		10
(1.43)	6.75	(15.98)	101	1.69	*	7.41	*	1.69	*	7.41	*	4.37	*	186

(0.52)	8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0	**
(0.35)	8.28	27.52	273	1.00		1.35		1.00		1.35		7.84		10
(1.45)	6.77	(17.82)	28	0.87		5.40		0.87		5.40		3.50		186
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

(0.49)	8.47	8.55	53	1.24		1.60		1.24		1.60		6.23		0	**
(0.33)	8.27	27.24	115	1.23		1.60		1.23		1.60		4.73		10
(1.43)	6.76	(15.77)	36	1.23	*	9.83	*	1.23	*	9.83	*	4.34	*	186

$(0.59)	$8.28	9.69%	$4,748	0.40%		0.75%		0.40%		0.75%		7.24%		1	%**
(0.30)	8.10	31.41	3,350	0.39		0.75		0.39		0.75		4.68		13
(1.44)	6.40	(21.76)	2,346	0.22		2.51		0.22		2.51		4.92		232
0.00	10.00	0.00	3,000	0.14	*	0.14	*	0.14	*	0.14	*	(0.14	)*	NA

(0.49)	8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1	**
(0.23)	8.15	31.07	26	0.73		1.00		0.73		1.00		10.98		13
(1.40)	6.40	(21.42)	8	0.47	*	3.46	*	0.47	*	3.46	*	5.42	*	232

(0.54)	8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1	**
(0.26)	8.06	30.37	1,036	1.03		1.35		1.03		1.35		4.93		13
(1.40)	6.39	(22.23)	209	0.82		4.29		0.82		4.29		5.59		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

(0.49)	8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1	**
(0.22)	8.06	29.69	488	1.78		2.10		1.78		2.10		5.18		13
(1.36)	6.39	(20.57)	8	1.59	*	4.92	*	1.59	*	4.92	*	4.95	*	232

(0.54)	8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1	**
(0.27)	8.07	30.61	1,001	1.03		1.35		1.03		1.35		6.28		13
(1.40)	6.39	(22.24)	114	0.93		7.44		0.93		7.44		6.35		232
0.00	10.00	0.00	10	0.74	*	0.74	*	0.74	*	0.74	*	(0.74	)*	NA

(0.52)	8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1	**
(0.26)	8.07	30.22	466	1.33		1.60		1.33		1.60		5.28		13
(1.38)	6.40	(20.25)	8	1.09	*	4.42	*	1.09	*	4.42	*	5.45	*	232

Annual Report	March 31, 2011	15

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO RealRetirement® 2030 Fund
Institutional Class
03/31/2011	$7.76	$0.59	$0.22	$0.81	$(0.64)	$0.00
03/31/2010	5.92	0.37	1.78	2.15	(0.24)	(0.07)
03/31/2009	10.00	0.39	(3.07)	(2.68)	(0.32)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00
03/31/2010	5.93	0.32	1.81	2.13	(0.23)	(0.07)
06/30/2008 - 03/31/2009	9.97	0.29	(2.95)	(2.66)	(0.30)	(1.08)
Class A
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00
03/31/2010	5.91	0.45	1.65	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.30	(3.02)	(2.72)	(0.29)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00
03/31/2010	5.90	0.46	1.57	2.03	(0.17)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.10	(2.57)	(2.47)	(0.28)	(1.08)
Class D
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00
03/31/2010	5.91	0.58	1.52	2.10	(0.21)	(0.07)
03/31/2009	10.00	0.14	(2.87)	(2.73)	(0.28)	(1.08)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00
03/31/2010	5.92	0.47	1.62	2.09	(0.20)	(0.07)
07/31/2008 - 03/31/2009	9.73	0.25	(2.71)	(2.46)	(0.27)	(1.08)

PIMCO RealRetirement® 2040 Fund
Institutional Class
03/31/2011	$7.65	$0.71	$0.25	$0.96	$(0.77)	$0.00
03/31/2010	5.35	0.43	2.19	2.62	(0.28)	(0.04)
03/31/2009	10.00	0.31	(3.58)	(3.27)	(0.29)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00
03/31/2010	5.34	0.39	2.22	2.61	(0.27)	(0.04)
06/30/2008 - 03/31/2009	9.96	0.22	(3.47)	(3.25)	(0.28)	(1.09)
Class A
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00
03/31/2010	5.32	0.48	2.09	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.27	(3.59)	(3.32)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00
03/31/2010	5.33	0.47	2.04	2.51	(0.22)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.17	(3.21)	(3.04)	(0.25)	(1.09)
Class D
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00
03/31/2010	5.33	0.57	2.00	2.57	(0.25)	(0.04)
03/31/2009	10.00	0.26	(3.57)	(3.31)	(0.27)	(1.09)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00
03/31/2010	5.34	0.44	2.12	2.56	(0.24)	(0.04)
07/31/2008 - 03/31/2009	9.71	0.19	(3.20)	(3.01)	(0.27)	(1.09)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

16	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.64)	$7.93	10.83%	$4,098	0.44%		0.80%		0.44%		0.80%		7.43%		3	%**
(0.31)	7.76	36.55	3,607	0.41		0.80		0.41		0.80		5.08		9
(1.40)	5.92	(27.14)	2,186	0.26		2.69		0.26		2.69		4.72		233
0.00	10.00	0.00	3,000	0.16	*	0.16	*	0.16	*	0.16	*	(0.16	)*	NA

(0.63)	7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3	**
(0.30)	7.76	36.00	10	0.66		1.05		0.66		1.05		4.45		9
(1.38)	5.93	(27.03)	7	0.51	*	3.73	*	0.51	*	3.73	*	5.17	*	233

(0.60)	7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3	**
(0.28)	7.73	35.68	565	1.05		1.40		1.05		1.40		6.09		9
(1.37)	5.91	(27.55)	64	0.93		7.18		0.93		7.18		3.86		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA

(0.55)	7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3	**
(0.24)	7.69	34.55	872	1.80		2.15		1.80		2.15		6.20		9
(1.36)	5.90	(25.73)	81	1.72	*	8.31	*	1.72	*	8.31	*	2.44	*	233

(0.60)	7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3	**
(0.28)	7.73	35.74	894	1.05		1.40		1.05		1.40		7.68		9
(1.36)	5.91	(27.57)	50	0.98		9.28		0.98		9.28		1.93		233
0.00	10.00	0.00	10	0.76	*	0.76	*	0.76	*	0.76	*	(0.76	)*	NA

(0.58)	7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3	**
(0.27)	7.74	35.37	2	1.34		1.65		1.34		1.65		6.18		9
(1.35)	5.92	(25.60)	8	1.13	*	4.90	*	1.13	*	4.90	*	5.29	*	233

$(0.77)	$7.84	13.10%	$3,709	0.46%		0.85%		0.46%		0.85%		9.11%		7	%**
(0.32)	7.65	49.11	3,257	0.45		0.85		0.45		0.85		6.04		13
(1.38)	5.35	(33.25)	2,001	0.33		2.92		0.33		2.92		3.90		244
0.00	10.00	0.00	3,000	0.24	*	0.24	*	0.24	*	0.24	*	(0.24	)*	NA

(0.76)	7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7	**
(0.31)	7.64	48.87	10	0.70		1.10		0.70		1.10		5.56		13
(1.37)	5.34	(33.19)	7	0.58	*	4.08	*	0.58	*	4.08	*	4.20	*	244

(0.73)	7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7	**
(0.29)	7.60	48.35	181	1.08		1.45		1.08		1.45		6.62		13
(1.36)	5.32	(33.76)	30	0.93		5.59		0.93		5.59		3.93		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA

(0.68)	7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7	**
(0.26)	7.58	47.12	29	1.83		2.20		1.83		2.20		6.59		13
(1.34)	5.33	(31.88)	7	1.70	*	5.74	*	1.70	*	5.74	*	3.82	*	244

(0.73)	7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7	**
(0.29)	7.61	48.36	327	1.08		1.45		1.08		1.45		7.75		13
(1.36)	5.33	(33.71)	9	0.93		4.25		0.93		4.25		3.27		244
0.00	10.00	0.00	10	0.84	*	0.84	*	0.84	*	0.84	*	(0.84	)*	NA

(0.71)	7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7	**
(0.28)	7.62	47.92	313	1.33		1.70		1.33		1.70		6.12		13
(1.36)	5.34	(31.61)	8	1.20	*	5.43	*	1.20	*	5.43	*	4.32	*	244

Annual Report	March 31, 2011	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO RealRetirement® 2050 Fund
Institutional Class
03/31/2011	$7.99	$0.76	$0.23	$0.99	$(0.80)	$0.00
03/31/2010	5.31	0.47	2.46	2.93	(0.18)	(0.07)
03/31/2009	10.00	0.24	(3.69)	(3.45)	(0.24)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Administrative Class
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00
03/31/2010	5.31	0.44	2.47	2.91	(0.17)	(0.07)
06/30/2008 - 03/31/2009	9.78	0.15	(3.39)	(3.24)	(0.23)	(1.00)
Class A
03/31/2011	7.94	0.70	0.23	0.93	(0.76)	0.00
03/31/2010	5.29	0.57	2.31	2.88	(0.16)	(0.07)
03/31/2009	10.00	0.17	(3.67)	(3.50)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class C
03/31/2011	7.89	0.64	0.23	0.87	(0.71)	0.00
03/31/2010	5.29	0.85	1.96	2.81	(0.14)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.10	(3.24)	(3.14)	(0.20)	(1.00)
Class D
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00
03/31/2010	5.30	0.71	2.16	2.87	(0.16)	(0.07)
03/31/2009	10.00	0.18	(3.67)	(3.49)	(0.21)	(1.00)
03/31/2008 - 03/31/2008	10.00	0.00	0.00	0.00	0.00	0.00
Class R
03/31/2011	7.94	0.65	0.26	0.91	(0.74)	0.00
03/31/2010	5.30	0.46	2.40	2.86	(0.15)	(0.07)
07/31/2008 - 03/31/2009	9.63	0.12	(3.24)	(3.12)	(0.21)	(1.00)

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

18	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.80)	$8.18	12.95%	$3,748	0.47%		0.85%		0.47%		0.85%		9.33%		9	%**
(0.25)	7.99	55.35	3,183	0.42		0.85		0.42		0.85		6.50		14
(1.24)	5.31	(35.10)	1,947	0.36		2.94		0.36		2.94		3.04		227
0.00	10.00	0.00	3,000	0.29	*	0.29	*	0.29	*	0.29	*	(0.29	)*	NA

(0.78)	8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9	**
(0.24)	7.98	54.99	10	0.67		1.10		0.67		1.10		6.07		14
(1.23)	5.31	(33.73)	6	0.61	*	4.12	*	0.61	*	4.12	*	2.91	*	227

(0.76)	8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9	**
(0.23)	7.94	54.65	75	1.02		1.45		1.02		1.45		7.85		14
(1.21)	5.29	(35.50)	20	0.96		5.19		0.96		5.19		2.43		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA

(0.71)	8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9	**
(0.21)	7.89	53.33	129	1.79		2.20		1.79		2.20		11.32		14
(1.20)	5.29	(33.22)	8	1.73	*	6.10	*	1.73	*	6.10	*	2.27	*	227

(0.77)	8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9	**
(0.23)	7.94	54.36	301	1.03		1.45		1.03		1.45		9.52		14
(1.21)	5.30	(35.41)	10	0.96		4.54		0.96		4.54		2.35		227
0.00	10.00	0.00	10	0.89	*	0.89	*	0.89	*	0.89	*	(0.89	)*	NA

(0.74)	8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9	**
(0.22)	7.94	54.10	26	1.27		1.70		1.27		1.70		6.32		14
(1.21)	5.30	(32.94)	11	1.23	*	6.10	*	1.23	*	6.10	*	2.84	*	227

Annual Report	March 31, 2011	19

Statements of Assets and Liabilities

March 31, 2011

(Amounts in thousands, except per share amounts)	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund

Assets:
Investments, at value	$896	$1,846	$1,428	$843	$1,430
Investments in Affiliates, at value	8,043	8,980	6,528	4,664	5,460
Repurchase agreements, at value	111	0	0	0	0
Cash	0	60	51	96	75
Deposits with counterparty	20	13	13	13	11
Foreign currency, at value	1	2	1	2	1
Receivable for investments sold	0	0	1	1	1
Receivable for Fund shares sold	72	6	47	2	6
Interest and dividends receivable	1	2	0	0	0
Dividends receivable from Affiliates	12	11	6	3	3
Variation margin receivable	2	1	1	1	0
Swap premiums paid	7	9	7	6	7
Unrealized appreciation on foreign currency contracts	37	36	36	26	33
Unrealized appreciation on swap agreements	1	1	1	0	0
	9,203	10,967	8,120	5,657	7,027

Liabilities:
Payable for investments in Affiliates purchased	$12	$11	$6	$3	$3
Payable for Fund shares redeemed	35	0	2	0	0
Accrued related party fees	6	9	6	3	6
Swap premiums received	6	7	7	5	4
Unrealized depreciation on foreign currency contracts	28	28	24	17	24
Unrealized depreciation on swap agreements	3	4	3	2	1
	90	59	48	30	38

Net Assets	$9,113	$10,908	$8,072	$5,627	$6,989

Net Assets Consist of:
Paid in capital	$9,363	$11,176	$8,403	$5,992	$7,314
Undistributed net investment income	44	22	32	25	19
Accumulated undistributed net realized (loss)	(50)	(19)	(106)	(77)	(129)
Net unrealized (depreciation)	(244)	(271)	(257)	(313)	(215)
	$9,113	$10,908	$8,072	$5,627	$6,989

Net Assets:
Institutional Class	$4,885	$4,748	$4,098	$3,709	$3,748
Administrative Class	22	374	11	11	12
Class A	3,069	2,068	941	1,150	204
Class C	694	1,106	1,455	58	252
Class D	390	1,847	1,317	589	2,741
Class R	53	765	250	110	32

Shares Issued and Outstanding:
Institutional Class	574	573	517	473	458
Administrative Class	3	44	1	1	1
Class A	362	251	119	148	25
Class C	82	134	185	7	31
Class D	46	224	167	76	338
Class R	6	93	32	14	4

Net Asset Value and Redemption Price* Per Share (Net Asset Per Share Outstanding)
Institutional Class	$8.51	$8.28	$7.93	$7.84	$8.18
Administrative Class	8.51	8.42	7.93	7.83	8.16
Class A	8.47	8.24	7.89	7.78	8.11
Class C	8.44	8.23	7.84	7.74	8.05
Class D	8.48	8.25	7.89	7.79	8.11
Class R	8.47	8.25	7.90	7.79	8.11

Cost of Investments	$761	$1,711	$1,276	$685	$1,262
Cost of Investments in Affiliates	$8,433	$9,394	$6,950	$5,143	$5,852
Cost of Repurchase Agreements	$111	$0	$0	$0	$0
Cost of Foreign Currency Held	$1	$1	$1	$1	$1

*	With respect to the A, B and C Classes, the redemption price varies by the length of time the shares are held.

20	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Statements of Operations

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO RealRetirement® 2010 Fund	PIMCO RealRetirement® 2020 Fund	PIMCO RealRetirement® 2030 Fund	PIMCO RealRetirement® 2040 Fund	PIMCO RealRetirement® 2050 Fund

Investment Income:
Interest	$2	$6	$1	$0	$1
Dividends	0	1	3	7	8
Dividends from Affiliate investments	509	621	540	452	556
Total Income	511	628	544	459	565

Expenses:
Investment advisory fees	49	58	51	38	43
Supervisory and administrative fees	13	22	16	8	14
Distribution and/or servicing fees - Administrative Class	0	1	0	0	0
Distribution fees - Class C	3	5	8	0	1
Distribution fees - Class R	0	2	1	1	0
Servicing fees - Class A	4	4	2	2	0
Servicing fees - Class C	1	2	3	0	0
Servicing fees - Class R	0	2	1	1	0
Total Expenses	70	96	82	50	58
Waiver by PIMCO	(25)	(30)	(25)	(19)	(20)
Net Expenses	45	66	57	31	38

Net Investment Income	466	562	487	428	527

Net Realized and Unrealized Gain (Loss):
Net realized (loss) on investments	(18)	(23)	(24)	(9)	(9)
Net realized (loss) on Affiliate investments	0	0	0	(12)	(33)
Net capital gain distributions received from Underlying Funds	25	26	13	8	6
Net realized gain on futures contracts, written options and swaps	62	71	73	68	73
Net realized gain (loss) on foreign currency transactions	2	2	2	5	(4)
Net change in unrealized appreciation on investments	35	37	60	81	90
Net change in unrealized appreciation (depreciation) on Affiliate investments	(6)	23	48	9	11
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	3	0	(1)	0	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	9	8	12	9	11
Net Gain	112	144	183	159	145

Net Increase in Net Assets Resulting from Operations	$578	$706	$670	$587	$672

Annual Report	March 31, 2011	21

Statements of Changes in Net Assets

	PIMCO RealRetirement® 2010 Fund		PIMCO RealRetirement® 2020 Fund

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase in Net Assets from:

Operations:
Net investment income	$466	$231	$562	$231
Net realized gain (loss)	46	(114)	50	(62)
Net realized (loss) on Affiliate investments	0	(17)	0	(24)
Net capital gain distributions received from Underlying Funds	25	19	26	21
Net change in unrealized appreciation	47	141	45	125
Net change in unrealized appreciation (depreciation) on Affiliate investments	(6)	678	23	730
Net increase resulting from operations	578	938	706	1,021

Distributions to Shareholders:
From net investment income
Institutional Class	(308)	(141)	(299)	(120)
Administrative Class	(1)	0	(14)	(7)
Class A	(116)	(25)	(100)	(27)
Class C	(24)	(8)	(44)	(10)
Class D	(23)	(6)	(90)	(19)
Class R	(7)	(4)	(41)	(14)
From net realized capital gains
Institutional Class	0	(24)	0	(1)
Administrative Class	0	0	0	0
Class A	0	(4)	0	0
Class C	0	(2)	0	0
Class D	0	(1)	0	0
Class R	0	(1)	0	0

Total Distributions	(479)	(216)	(588)	(198)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	3,479	1,899	4,423	2,851

Total Increase in Net Assets	3,578	2,621	4,541	3,674

Net Assets:
Beginning of year	5,535	2,914	6,367	2,693
End of year*	$9,113	$5,535	$10,908	$6,367

*Including undistributed net investment income of:	$44	$61	$22	$52

**	See note 11 in the Notes to Financial Statements.

22	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

PIMCO RealRetirement® 2030 Fund		PIMCO RealRetirement® 2040 Fund		PIMCO RealRetirement® 2050 Fund

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$487	$214	$428	$203	$527	$194
51	(150)	64	(107)	60	(176)
0	(28)	(12)	(39)	(33)	(38)
13	21	8	20	6	18
71	213	90	261	101	282
48	735	9	800	11	869
670	1,005	587	1,138	672	1,149

(306)	(105)	(345)	(115)	(335)	(70)
(1)	0	(1)	0	(1)	0
(53)	(10)	(38)	(5)	(12)	(1)
(81)	(13)	(4)	(1)	(15)	(2)
(76)	(13)	(48)	(9)	(207)	(4)
(17)	(4)	(35)	(8)	(3)	(1)

0	(31)	0	(15)	0	(28)
0	0	0	0	0	0
0	(3)	0	(1)	0	(1)
0	(4)	0	0	0	(1)
0	(3)	0	(1)	0	(1)
0	(2)	0	(1)	0	0

(534)	(188)	(471)	(156)	(573)	(109)

1,800	2,923	1,394	1,073	3,166	682

1,936	3,740	1,510	2,055	3,265	1,722

6,136	2,396	4,117	2,062	3,724	2,002
$8,072	$6,136	$5,627	$4,117	$6,989	$3,724

$32	$83	$25	$67	$19	$72

Annual Report	March 31, 2011	23

Schedule of Investments PIMCO RealRetirement® 2010 Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.2%

U.S. Treasury Notes
1.125% due 06/30/2011 (d)	$200	$201

Total U.S. Treasury Obligations (Cost $200)		201

	SHARES
MUTUAL FUNDS (b)(c) 65.1%

PIMCO CommodityRealReturn Strategy Fund®	25,435	246

PIMCO Global Advantage Strategy Bond Fund	36,317	410

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	89,196	661

PIMCO Low Duration Fund	135,999	1,420

	SHARES	MARKET VALUE (000S)

PIMCO Real Return Fund	82,655	$950

PIMCO RealEstateRealReturn Strategy Fund	118,383	564

PIMCO StocksPLUS® Fund	38,920	347

PIMCO Total Return Fund	122,840	1,336

Total Mutual Funds (Cost $6,324)		5,934

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.8%

REPURCHASE AGREEMENTS 1.2%
State Street Bank and Trust Co. 0.010% due 04/01/2011	$111	111

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $115. Repurchase proceeds are $111.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 4.4%
0.157% due 08/18/2011 - 09/22/2011 (a)	$400	$400

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 23.2%
	210,583	2,109

Total Short-Term Instruments (Cost $2,620)		2,620

PURCHASED OPTIONS (f) 3.2%
(Cost $161)		295

Total Investments 99.3% (Cost $9,305)		$9,050

Other Assets and Liabilities (Net) 0.7%		63

Net Assets 100.0%		$9,113

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $97 and cash of $20 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2011	4	$4

(e)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	550	$(6)	$(4)	$(2)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		40	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		60	0	(1)	1
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		90	4	4	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	1	1	0
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		25	1	1	0

							$ (1)	$1	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	11	$15	$5

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	450	$5	$5
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,130	42	40
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	35	96
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	137

								$124	$278

24	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2011

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	$	1.000	05/04/2011	EUR	180	$1	$0
Put - OTC EUR versus USD		1.000	05/22/2015		410	21	12

						$22	$12

(g)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$11	EUR	0	$3
Sales	6	0		410	39
Closing Buys	(6)	(11)		(410)	(42)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2011	0	$0	EUR	0	$0

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	788	04/2011	BOA	$29	$0	$29
Buy		492	04/2011	CITI	6	0	6
Sell		11	04/2011	CITI	0	(1)	(1)
Sell		1,302	04/2011	RBS	0	(27)	(27)
Sell	GBP	45	06/2011	CSFB	1	0	1
Sell	JPY	22,600	04/2011	HSBC	1	0	1

					$37	$(28)	$9

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Treasury Obligations	$0	$201	$0	$201
Mutual Funds	5,934	0	0	5,934
Short-Term Instruments
Repurchase Agreements	0	111	0	111
U.S. Treasury Bills	0	400	0	400
PIMCO Short-Term Floating NAV Portfolio	2,109	0	0	2,109
Purchased Options
Equity Contracts	5	0	0	5
Foreign Exchange Contracts	0	12	0	12
Interest Rate Contracts	0	278	0	278
	$8,048	$1,002	$0	$9,050

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1	$0	$1
Foreign Exchange Contracts	0	37	0	37
Interest Rate Contracts	4	0	0	4
	$4	$38	$0	$42

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3)	0	(3)
Foreign Exchange Contracts	0	(28)	0	(28)
	$0	$(31)	$0	$(31)

Totals	$8,052	$1,009	$0	$9,061

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2011	25

Schedule of Investments PIMCO RealRetirement® 2010 Fund (Cont.)

March 31, 2011

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$5	$12	$278	$295
Variation margin receivable (2)	0	0	0	0	2	2
Unrealized appreciation on foreign currency contracts	0	0	0	37	0	37
Unrealized appreciation on swap agreements	0	1	0	0	0	1

	$0	$1	$5	$49	$280	$335

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$28	$0	$28
Unrealized depreciation on swap agreements	0	3	0	0	0	3

	$0	$3	$0	$28	$0	$31

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(19)	$0	$2	$(17)
Net realized gain (loss) on futures contracts, written options and swaps	0	(6)	19	7	42	62
Net realized (loss) on foreign currency transactions	0	0	0	(14)	0	(14)

	$0	$(6)	$0	$(7)	$44	$31

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(3)	$(10)	$47	$34
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2)	(3)	0	8	3
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	9	0	9

	$0	$(2)	$(6)	$(1)	$55	$46

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $4 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$101	$0	$101
BOA	24	0	24
CITI	5	0	5
CSFB	6	0	6
DUB	11	0	11
GSC	0	0	0
HSBC	138	0	138
MSC	40	0	40
RBS	(27)	0	(27)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

26	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2020 Fund

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.4%

U.S. Treasury Notes
1.125% due 06/30/2011	$800	$802

Total U.S. Treasury Obligations (Cost $801)		802

	SHARES
MUTUAL FUNDS (b)(c) 59.3%

PIMCO CommodityRealReturn Strategy Fund®	36,498	354

PIMCO Global Advantage Strategy Bond Fund	43,747	493

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	124,562	923

PIMCO Real Return Fund	88,928	1,022

	SHARES	MARKET VALUE (000S)

PIMCO RealEstateRealReturn Strategy Fund	122,004	$581

PIMCO StocksPLUS® Fund	143,680	1,283

PIMCO Total Return Fund	166,786	1,814

Total Mutual Funds (Cost $6,884)		6,470

EXCHANGE-TRADED FUNDS 0.4%

Vanguard Emerging Markets ETF	765	37

Total Exchange-Traded Funds (Cost $32)		37

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 29.4%

U.S. TREASURY BILLS 5.5%
0.143% due 08/11/2011 - 09/08/2011 (a)	$600	600

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY CASH MANAGEMENT BILLS 0.9%
0.096% due 04/15/2011	$100	$100

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 23.0%
	250,556	2,510

Total Short-Term Instruments (Cost $3,210)		3,210

PURCHASED OPTIONS (f) 2.8%
(Cost $178)		307

Total Investments 99.3% (Cost $11,105)		$10,826

Other Assets and Liabilities (Net) 0.7%		82

Net Assets 100.0%		$10,908

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Cash of $13 has been pledged as collateral for the following open future contract on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2011	3	$3

(e)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	670	$(8)	$(5)	$(3)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		50	(1)	0	(1)
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		60	0	(1)	1
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		120	6	6	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		35	1	1	0
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		35	1	1	0

							$(1)	$2	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	14	$19	$7

See Accompanying Notes	Annual Report	March 31, 2011	27

Schedule of Investments PIMCO RealRetirement® 2020 Fund (Cont.)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	530	$6	$6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		1,300	48	46
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	35	96
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	43	137

								$132	$285

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	$1.000	05/04/2011	EUR	230	$1	$0
Put - OTC EUR versus USD	1.000	05/22/2015		520	26	15

					$27	$15

(g)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$13	EUR	0	$3
Sales	7	0		520	48
Closing Buys	(7)	(13)		(520)	(51)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2011	0	$0	EUR	0	$0

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	734	04/2011	BOA	$27	$0	$27
Buy		605	04/2011	CITI	7	0	7
Sell		14	04/2011	CITI	0	(1)	(1)
Sell		1,319	04/2011	RBS	0	(27)	(27)
Sell	GBP	45	06/2011	CSFB	1	0	1
Sell	JPY	27,035	04/2011	HSBC	1	0	1

					$36	$(28)	$8

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Treasury Obligations	$0	$802	$0	$802
Mutual Funds	6,470	0	0	6,470
Exchange-Traded Funds	37	0	0	37
Short-Term Instruments
U.S. Treasury Bills	0	600	0	600
U.S. Treasury Cash Management Bills	0	100	0	100
PIMCO Short-Term Floating NAV Portfolio	2,510	0	0	2,510
Purchased Options
Equity Contracts	7	0	0	7
Foreign Exchange Contracts	0	15	0	15
Interest Rate Contracts	0	285	0	285
	$9,024	$1,802	$0	$10,826

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1	$0	$1
Foreign Exchange Contracts	0	36	0	36
Interest Rate Contracts	3	0	0	3
	$3	$37	$0	$40

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(4)	0	(4)
Foreign Exchange Contracts	0	(28)	0	(28)
	$0	$(32)	$0	$(32)

Totals	$9,027	$1,807	$0	$10,834

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

28	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2011

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$7	$15	$285	$307
Variation margin receivable (2)	0	0	0	0	1	1
Unrealized appreciation on foreign currency contracts	0	0	0	36	0	36
Unrealized appreciation on swap agreements	0	1	0	0	0	1

	$0	$1	$7	$51	$286	$345

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$28	$0	$28
Unrealized depreciation on swap agreements	0	4	0	0	0	4

	$0	$4	$0	$28	$0	$32

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(22)	$0	$2	$(20)
Net realized gain (loss) on futures contracts, written options and swaps	0	(7)	22	9	47	71
Net realized (loss) on foreign currency transactions	0	0	0	(14)	0	(14)

	$0	$(7)	$0	$(5)	$49	$37

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(5)	$(12)	$47	$30
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(3)	(3)	0	6	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	8	0	8

	$0	$(3)	$(8)	$(4)	$53	$38

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $3 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$102	$0	$102
BOA	20	0	20
CITI	6	0	6
CSFB	8	0	8
DUB	14	0	14
GSC	0	0	0
HSBC	138	0	138
MSC	46	0	46
RBS	(27)	0	(27)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	29

Schedule of Investments PIMCO RealRetirement® 2030 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 58.5%

PIMCO CommodityRealReturn Strategy Fund®	37,407	$362

PIMCO Global Advantage Strategy Bond Fund	44,166	498

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	128,570	953

PIMCO Real Return Fund	45,877	527

PIMCO RealEstateRealReturn Strategy Fund	116,586	555

PIMCO StocksPLUS® Fund	105,984	946

PIMCO Total Return Fund	80,669	878

Total Mutual Funds (Cost $5,141)		4,719

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.7%

Vanguard Emerging Markets ETF	2,785	$136

Total Exchange-Traded Funds (Cost $119)		136

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 34.8%

U.S. TREASURY BILLS 12.4%
0.170% due 07/07/2011 - 09/15/2011 (a)	$1,000	1,000

	SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 22.4%
	180,581	$1,809

Total Short-Term Instruments (Cost $2,808)		2,809

PURCHASED OPTIONS (f) 3.6%
(Cost $158)		292

Total Investments 98.6% (Cost $8,226)		$7,956

Other Assets and Liabilities (Net) 1.4%		116

Net Assets 100.0%		$8,072

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Cash of $13 has been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 5-Year Note June Futures	Short	06/2011	2	$0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2011	2	2

				$2

(e)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$ 610	$(8)	$(5)	$(3)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017	40	0	0	0
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017	60	0	(1)	1
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049	90	4	4	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051	25	1	1	0
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051	25	1	1	0

						$(2)	$0	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Putb - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	10	$14	$5

30	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	520	$6	$6
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		990	37	35
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	35	96
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	137

								$120	$274

Foreign Currency Options
Description	Exercise Price	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	$ 1.000	05/04/2011	EUR	210	$1	$0
Put - OTC EUR versus USD	1.000	05/22/2015		460	23	13

					$24	$13

(g)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$11	EUR	0	$3
Sales	6	0		460	41
Closing Buys	(6)	(11)		(460)	(44)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2011	0	$0	EUR	0	$0

(h) Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	798	04/2011	BOA	$30	$0	$30
Buy		420	04/2011	CITI	5	0	5
Sell		13	04/2011	CITI	0	(1)	(1)
Sell		1,133	04/2011	RBS	0	(23)	(23)
Sell	GBP	45	06/2011	CSFB	1	0	1
Sell	JPY	19,909	04/2011	HSBC	0	0	0

					$36	$(24)	$12

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Mutual Funds	$4,719	$0	$0	$4,719
Exchange-Traded Funds	136	0	0	136
Short-Term Instruments
U.S. Treasury Bills	0	1,000	0	1,000
PIMCO Short-Term Floating NAV Portfolio	1,809	0	0	1,809
Purchased Options
Equity Contracts	5	0	0	5
Foreign Exchange Contracts	0	13	0	13
Interest Rate Contracts	0	274	0	274
	$6,669	$1,287	$0	$7,956

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$1	$0	$1
Foreign Exchange Contracts	0	36	0	36
Interest Rate Contracts	2	0	0	2

	$2	$37	$0	$39

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(3)	0	(3)
Foreign Exchange Contracts	0	(24)	0	(24)
Interest Rate Contracts	0	0	0	0
	$0	$(27)	$0	$(27)

Totals	$6,671	$1,297	$0	$7,968

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2011	31

Schedule of Investments PIMCO RealRetirement® 2030 Fund (Cont.)

March 31, 2011

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$5	$13	$274	$292
Variation margin receivable (2)	0	0	0	0	1	1
Unrealized appreciation on foreign currency contracts	0	36	0	0	0	36
Unrealized appreciation on swap agreements	0	1	0	0	0	1

	$0	$37	$5	$13	$275	$330

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$24	$0	$0	$0	$24
Unrealized depreciation on swap agreements	0	3	0	0	0	3

	$0	$27	$0	$0	$0	$27

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(17)	$0	$2	$(15)
Net realized gain (loss) on futures contracts, written options and swaps	0	(7)	18	8	54	73
Net realized (loss) on foreign currency transactions	0	0	0	(15)	0	(15)

	$0	$(7)	$1	$(7)	$56	$43

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(2)	$(11)	$47	$34
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2)	(3)	0	4	(1)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	12	0	12

	$0	$(2)	$(5)	$1	$51	$45

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $2 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$102	$0	$102
BOA	23	0	23
CITI	4	0	4
CSFB	6	0	6
DUB	13	0	13
GSC	0	0	0
HSBC	137	0	137
MSC	35	0	35
RBS	(23)	0	(23)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

32	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Schedule of Investments PIMCO RealRetirement® 2040 Fund

March 31, 2011

	SHARES		MARKET VALUE (000S)
MUTUAL FUNDS (a)(b) 56.1%

PIMCO CommodityRealReturn Strategy Fund®	34,934	$	338

PIMCO Global Advantage Strategy Bond Fund	39,467		445

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	102,990		763

PIMCO RealEstateRealReturn Strategy Fund	116,148		553

PIMCO StocksPLUS® Fund	68,730		614

	SHARES		MARKET VALUE (000S)

PIMCO Total Return Fund	40,796	$	444

Total Mutual Funds (Cost $3,636)			3,157

EXCHANGE-TRADED FUNDS 6.6%

Vanguard Emerging Markets ETF	7,556		369

Total Exchange-Traded Funds (Cost $352)			369

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 30.3%

U.S. TREASURY BILLS 3.5%
0.142% due 09/15/2011	$200		200

SHARES		MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (a) 26.8%
150,422	$	1,507

Total Short-Term Instruments (Cost $1,707)		1,707

PURCHASED OPTIONS (e) 4.9%
(Cost $133)		274

Total Investments 97.9% (Cost $5,828)	$	5,507

Other Assets and Liabilities (Net) 2.1%		120

Net Assets 100.0%	$	5,627

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Affiliated to the Fund.
(b)	Institutional Class Shares of each Fund.
(c)	Cash of $13 has been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 5-Year Note June Futures	Short	06/2011	3	$0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2011	2	2

				$2

(d)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Depreciation
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	420	$ (5)	$(3)	$(2)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	0	0	0
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		40	(1)	(1)	0
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		70	3	3	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		20	1	1	0
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		20	1	1	0

							$ (1)	$1	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(e)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	7	$10	$4

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	340	$4	$4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		700	26	25
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	35	96
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	136

								$107	$261

See Accompanying Notes	Annual Report	March 31, 2011	33

Schedule of Investments PIMCO RealRetirement® 2040 Fund (Cont.)

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	$	1.000	05/04/2011	EUR	140	$1	$0
Put - OTC EUR versus USD		1.000	05/22/2015		310	15	9

						$16	$9

(f)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$8	EUR	0	$2
Sales	4	0		310	28
Closing Buys	(4)	(8)		(310)	(30)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2011	0	$0	EUR	0	$0

(g)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	EUR	583	04/2011	BOA	$22	$0	$22
Buy		295	04/2011	CITI	3	0	3
Sell		9	04/2011	CITI	0	(1)	(1)
Sell		805	04/2011	RBS	0	(16)	(16)
Sell	GBP	45	06/2011	CSFB	1	0	1
Sell	JPY	13,929	04/2011	HSBC	0	0	0

					$26	$(17)	$9

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Mutual Funds	$3,157	$0	$0	$3,157
Exchange-Traded Funds	369	0	0	369
Short-Term Instruments
U.S. Treasury Bills	0	200	0	200
PIMCO Short-Term Floating NAV Portfolio	1,507	0	0	1,507
Purchased Options
Equity Contracts	4	0	0	4
Foreign Exchange Contracts	0	9	0	9
Interest Rate Contracts	0	261	0	261
	$5,037	$470	$0	$5,507

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0
Foreign Exchange Contracts	0	26	0	26
Interest Rate Contracts	2	0	0	2
	$2	$26	$0	$28

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2)	0	(2)
Foreign Exchange Contracts	0	(17)	0	(17)
Interest Rate Contracts	0	0	0	0
	$0	$(19)	$0	$(19)

Totals	$5,039	$477	$0	$5,516

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

34	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2011

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$4	$9	$261	$274
Variation margin receivable (2)	0	0	0	0	1	1
Unrealized appreciation on foreign currency contracts	0	0	0	26	0	26

	$0	$0	$4	$35	$262	$301

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$17	$0	$17
Unrealized depreciation on swap agreements	0	2	0	0	0	2

	$0	$2	$0	$17	$0	$19

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(14)	$0	$1	$(13)
Net realized gain (loss) on futures contracts, written options and swaps	0	(5)	13	5	55	68
Net realized (loss) on foreign currency transactions	0	0	0	(12)	0	(12)

	$0	$(5)	$(1)	$(7)	$56	$43

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(1)	$(7)	$47	$39
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(2)	(2)	0	4	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	10	0	10

	$0	$(2)	$(3)	$3	$51	$49

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $2 as reported in the Notes to Schedule of Investments.

(j)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)

BCLY	$100	$0	$100
BOA	18	0	18
CITI	2	0	2
CSFB	5	0	5
DUB	9	0	9
GSC	(1)	0	(1)
HSBC	136	0	136
MSC	25	0	25
RBS	(16)	0	(16)
	$278	$0	$278

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	35

Schedule of Investments PIMCO RealRetirement® 2050 Fund

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS (b)(c) 55.2%

PIMCO CommodityRealReturn Strategy Fund®	44,309	$429

PIMCO Global Advantage Strategy Bond Fund	38,027	429

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	145,340	1,077

PIMCO RealEstateRealReturn Strategy Fund	144,949	690

PIMCO StocksPLUS® Fund	98,109	876

PIMCO Total Return Fund	32,471	353

Total Mutual Funds (Cost $4,246)		3,854

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 6.4%

Vanguard Emerging Markets ETF	9,205	$450

Total Exchange-Traded Funds (Cost $422)		450

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 33.0%

U.S. TREASURY BILLS 10.0%
0.176% due 06/09/2011 - 08/25/2011 (a)(d)	$700	700

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 23.0%
160,310	$1,606

Total Short-Term Instruments (Cost $2,305)	2,306

PURCHASED OPTIONS (f) 4.0%
(Cost $141)	280

Total Investments 98.6% (Cost $7,114)	$6,890

Other Assets and Liabilities (Net) 1.4%	99

Net Assets 100.0%	$6,989

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Fund.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $14 and cash of $11 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
U.S. Treasury 5-Year Note June Futures	Short	06/2011	10	$0
U.S. Treasury 10-Year Note June Futures	Long	06/2011	5	1

				$1

(e)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
CDX.IG-9 10-Year Index 15-30%	BOA	(1.000%	)	12/20/2017	$	370	$(4)	$(3)	$(1)
CDX.IG-9 10-Year Index 15-30%	DUB	(1.000%	)	12/20/2017		30	0	0	0
CDX.IG-9 10-Year Index 15-30%	GSC	(1.000%	)	12/20/2017		40	(1)	(1)	0
CMBX.NA.AAA.3 Index	CSFB	(0.080%	)	12/13/2049		90	4	4	0
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051		25	2	2	0
CMBX.NA.AAA.4 Index	CSFB	(0.350%	)	02/17/2051		25	1	1	0

							$2	$3	$(1)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(f)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT S&P 500 Index June Futures	$1,100.000	06/18/2011	9	$12	$5

36	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

March 31, 2011

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC 5-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Receive	7.500%	04/16/2015	$	310	$4	$4
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Receive	6.500%	11/16/2020		880	33	31
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month GBP-LIBOR	Receive	3.000%	09/15/2028	GBP	1,000	35	96
Put - OTC 15-Year Interest Rate Swap	HSBC	6-Month GBP-LIBOR	Receive	3.455%	09/15/2023		1,000	42	136

								$114	$267

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC EUR versus USD	$	1.000	05/04/2011	EUR	130	$1	$0
Put - OTC EUR versus USD		1.000	05/22/2015		280	14	8

						$15	$8

(g)	Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$7	EUR	0	$2
Sales	4	0		280	26
Closing Buys	(4)	(7)		(280)	(28)
Expirations	0	0		0	0
Exercised	0	0		0	0

Balance at 03/31/2011	0	$0	EUR	0	$0

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	48	04/2011	DUB	$0	$(2)	$(2)
Buy	EUR	729	04/2011	BOA	27	0	27
Buy		366	04/2011	CITI	4	0	4
Sell		9	04/2011	CITI	0	(1)	(1)
Sell		998	04/2011	RBS	0	(21)	(21)
Sell	GBP	45	06/2011	CSFB	1	0	1
Sell	JPY	17,293	04/2011	HSBC	1	0	1

					$33	$(24)	$9

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Mutual Funds	$3,854	$0	$0	$3,854
Exchange-Traded Funds	450	0	0	450
Short-Term Instruments
U.S. Treasury Bills	0	700	0	700
PIMCO Short-Term Floating NAV Portfolio	1,606	0	0	1,606
Purchased Options
Equity Contracts	5	0	0	5
Foreign Exchange Contracts	0	8	0	8
Interest Rate Contracts	0	267	0	267
	$5,915	$975	$0	$6,890

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0
Foreign Exchange Contracts	0	33	0	33
Interest Rate Contracts	1	0	0	1
	$1	$33	$0	$34

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1)	0	(1)
Foreign Exchange Contracts	0	(24)	0	(24)
Interest Rate Contracts	0	0	0	0
	$0	$(25)	$0	$(25)

Totals	$5,916	$983	$0	$6,899

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

See Accompanying Notes	Annual Report	March 31, 2011	37

Schedule of Investments PIMCO RealRetirement® 2050 Fund (Cont.)

March 31, 2011

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$5	$8	$267	$280
Variation margin receivable (2)	0	0	0	0	0	0
Unrealized appreciation on foreign currency contracts	0	0	0	33	0	33

	$0	$0	$5	$41	$267	$313

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$24	$0	$24
Unrealized depreciation on swap agreements	0	1	0	0	0	1

	$0	$1	$0	$24	$0	$25

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on investments (purchased options)	$0	$0	$(17)	$0	$2	$(15)
Net realized gain (loss) on futures contracts, written options and swaps	0	(4)	12	5	60	73
Net realized (loss) on foreign currency transactions	0	0	0	(23)	0	(23)

	$0	$(4)	$(5)	$(18)	$62	$35

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on investments (purchased options)	$0	$0	$(4)	$(7)	$48	$37
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	(1)	(2)	0	3	0
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	11	0	11

	$0	$(1)	$(6)	$4	$51	$48

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1 as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$100	$0	$100
BOA	25	0	25
CITI	3	0	3
CSFB	6	0	6
DUB	6	0	6
GSC	(1)	0	(1)
HSBC	137	0	137
MSC	31	0	31
RBS	(21)	0	(21)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

38	PIMCO Funds	RealRetirement® Funds	See Accompanying Notes

Notes to Financial Statements

March 31, 2011

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Administrative Class, Class A, C, D and R shares of the five funds (the “Funds”) offered by the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative, distribution and servicing fees.

(e) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not

Annual Report	March 31, 2011	39

Notes to Financial Statements (Cont.)

available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Fund uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Funds’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Exchange-Traded Funds  The Funds may invest in exchange-traded funds (“ETFs”), which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. ETFs are funds that issue shares that trade throughout the day on an exchange and represent an investment in a portfolio of securities and assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Repurchase Agreements  Each Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund. Generally, in the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. If the counterparty should default, a Fund will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(c) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee

40	PIMCO Funds	RealRetirement® Funds

March 31, 2011

the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds are supported by the full faith and credit of the United States Government. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of financial derivative activity for the Funds.

(a) Foreign Currency Contracts  Certain Funds may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included on the Fund’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Fund may enter into credit default and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the

Annual Report	March 31, 2011	41

Notes to Financial Statements (Cont.)

referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which a Fund is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

6.  PRINCIPAL RISKS

In the normal course of business the Funds (or Underlying PIMCO Funds and/or Acquired Funds in the case of the PIMCO Fund of Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

PIMCO Fund of Funds  Because the PIMCO Fund of Funds invest substantially all of their respective assets in Underlying PIMCO Funds (or Acquired Funds), the risks associated with investing in the PIMCO Fund of Funds are closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds (or Acquired Funds). The ability of the PIMCO Fund of Funds to achieve their respective investment objectives will depend upon the ability of the Underlying PIMCO Funds (or Acquired Funds) to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund (or Acquired Funds) will be achieved. The net asset value of a PIMCO Fund of Funds will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds (or Acquired Funds) in which it invests. The extent to which the investment performance and risks associated with the PIMCO Fund of Funds correlate to those of a particular Underlying PIMCO Fund (or Acquired Fund) will depend upon the extent to which the assets of the PIMCO Fund of Funds are allocated from time to time for investment in the Underlying PIMCO Fund (or Acquired Fund), which will vary.

Investing in Underlying PIMCO Funds (or Acquired Funds) involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds (or Acquired Funds).

The investment performance depends upon how its assets are allocated and reallocated according to the PIMCO Fund of Fund’s asset allocation targets and ranges. A principal risk of investing in each PIMCO Fund of Funds is that the PIMCO Fund of Fund’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds (or Acquired Funds) that will provide consistent, quality performance for the PIMCO Fund of Funds, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the asset allocation sub-adviser will focus on an Underlying PIMCO Fund (or Acquired Fund) that performs poorly or underperforms other Underlying PIMCO Funds (or Acquired Funds) under various market conditions.

In the normal course of business the Underlying PIMCO Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of the PIMCO Fund of Funds) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in foreign currency denominated securities may reduce the returns of the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

42	PIMCO Funds	RealRetirement® Funds

March 31, 2011

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’ and/or Acquired Funds’ in the case of a PIMCO Fund of Funds) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds). A Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of a PIMCO Fund of Funds) subsequently falls, the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced to the Fund (or Underlying PIMCO Fund and/or Acquired Fund in the case of the PIMCO Fund of Funds).

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Fund is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions, entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.  FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealRetirement® Funds approach their target dates and their portfolios become more conservative, the PIMCO RealRetirement® Funds’ investment advisory contract provides that certain PIMCO RealRetirement® Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for

Annual Report	March 31, 2011	43

Notes to Financial Statements (Cont.)

which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervision and Administration Agreement includes a plan specific to Class D shares that has been adopted in conformity with the requirements set forth under Rule 12b-1 of the Act (“Rule 12b-1”) to allow for payment of up to 0.25% per annum of the Class D supervisory and administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution and marketing of Class D shares and/or the provision of shareholder services.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Administrative Class	Class D (1)		A, C and R Classes
PIMCO RealRetirement® 2010 Fund(2)	0.70%	0.05%	0.05%	0.65%	(4)	0.40%	(3)
PIMCO RealRetirement® 2020 Fund(2)	0.70%	0.05%	0.05%	0.65%	(4)	0.40%	(3)
PIMCO RealRetirement® 2030 Fund(2)	0.75%	0.05%	0.05%	0.65%	(4)	0.40%	(3)
PIMCO RealRetirement® 2040 Fund(2)	0.80%	0.05%	0.05%	0.65%	(4)	0.40%	(3)
PIMCO RealRetirement® 2050 Fund(2)	0.80%	0.05%	0.05%	0.65%	(4)	0.40%	(3)

(1)

As described above, the Supervision and Administration Agreement includes a plan adopted under Rule 12b-1 which provides for the payment of up to 0.25% of the Class D Supervisory and Administrative Fee rate as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Fund.

(3)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.30% per annum.
(4)	Effective May 1, 2011, the Fund’s Supervisory and Administrative Fee was reduced by 0.10% to 0.55% per annum.

(c) Distribution and Servicing Fees  Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares. The Trust is permitted to reimburse the Distributors on a quarterly basis, out of the Administrative Class assets of each Fund offering Administrative Class Shares in an amount up to 0.25% on an annual basis of the average daily net assets of that class, for payments made to financial intermediaries that provide services in connection with the distribution of shares or administration of plans or programs that use Fund shares as their funding medium. Unreimbursed costs may be carried forward for reimbursement for up to twelve months beyond the date in which it is incurred, subject always to the limit that not more than 0.25% of the average daily net assets attributable to an Administrative Class may be expensed. The effective rate paid to the Distributors was 0.25% during the current fiscal year with no unreimbursed costs to be carried forward as of March 31, 2011.

Pursuant to the Distribution and Servicing Plans adopted by the A, B, C and R Classes of the Trust, the Trust compensates the Distributors or an affiliate for services provided and expenses incurred in connection with assistance rendered in the sale of shares and services rendered to shareholders and for maintenance of shareholder accounts of the A, B, C and R Classes. The Trust paid the Distributors distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

The Distributors also receive the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Money Market Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of A, B and C Class shares. For the period ended March 31, 2011, the Distributors received $27,197,430 from the Trust representing commissions (sales charges) and contingent deferred sales charges.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040 and PIMCO RealRetirement® 2050 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

Fund Name	Inst’l Class	Admin Class	Class D	Class A	Class C	Class R
PIMCO RealRetirement® 2010 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
PIMCO RealRetirement® 2020 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
PIMCO RealRetirement® 2030 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
PIMCO RealRetirement® 2040 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%
PIMCO RealRetirement® 2050 Fund	0.05%	0.05%	0.40%	0.40%	0.40%	0.40%

44	PIMCO Funds	RealRetirement® Funds

March 31, 2011

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Funds’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2011, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO RealRetirement® 2010 Fund	$52
PIMCO RealRetirement® 2020 Fund	54
PIMCO RealRetirement® 2030 Fund	53
PIMCO RealRetirement® 2040 Fund	54
PIMCO RealRetirement® 2050 Fund	53

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Fund of the Trust according to its respective net assets. The PIMCO Short-Term Floating NAV Portfolio does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses)  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as allocation of a Fund’s assets.

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds in connection with the Funds’ investments in Underlying PIMCO Funds. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO manages the Funds. The waiver is reflected in the Statements of Operations as a component of Waiver by PIMCO. For the period ended March 31, 2011, the amounts were $25,552, $29,540, $24,509, $18,682 and $20,227 respectively for the RealRetirement® 2010, RealRetirement® 2020, RealRetirement® 2030, RealRetirement® 2040 and RealRetirement® 2050 Funds.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

The PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040, and PIMCO RealRetirement® 2050 Funds invest substantially all of their assets in Institutional Class shares of other investment companies of the Trust (the “Underlying PIMCO Funds”). These Underlying PIMCO Funds are considered to be affiliated with the PIMCO RealRetirement® 2010, PIMCO RealRetirement® 2020, PIMCO RealRetirement® 2030, PIMCO RealRetirement® 2040, and PIMCO RealRetirement® 2050 Funds. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2011 (amounts in thousands):

PIMCO RealRetirement® 2010 Fund
Underlying Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$180	$21	$0	$0	$45	$246	$21
PIMCO Global Advantage Strategy Bond Fund	179	225	0	0	6	410	25
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	608	182	0	0	(129)	661	183
PIMCO Low Duration Fund	0	1,437	0	0	(17)	1,420	33
PIMCO Real Return Fund	630	272	0	0	48	950	24
PIMCO RealEstateRealReturn Strategy Fund	413	107	0	0	44	564	107
PIMCO Short-Term Floating NAV Portfolio	1,303	2,206	(1,400)	0	0	2,109	6
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	0	0	0	0	0	0
PIMCO StocksPLUS® Fund	293	28	0	0	26	347	28
PIMCO Total Return Fund	855	509	0	0	(28)	1,336	82
Totals	$4,461	$4,987	$(1,400)	$0	$(5)	$8,043	$509

Annual Report	March 31, 2011	45

Notes to Financial Statements (Cont.)

PIMCO RealRetirement® 2020 Fund
Underlying Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$222	$74	$0	$0	$58	$354	$29
PIMCO Global Advantage Strategy Bond Fund	246	239	0	0	8	493	28
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	700	403	0	0	(180)	923	249
PIMCO Real Return Fund	479	500	0	0	43	1,022	23
PIMCO RealEstateRealReturn Strategy Fund	426	111	0	0	44	581	111
PIMCO Short-Term Floating NAV Portfolio	1,504	3,606	(2,600)	0	0	2,510	6
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	0	0	0	0	0	0
PIMCO StocksPLUS® Fund	332	864	0	0	87	1,283	69
PIMCO Total Return Fund	656	1,197	0	0	(39)	1,814	106
Totals	$4,565	$6,994	$(2,600)	$0	$21	$8,980	$621

PIMCO RealRetirement® 2030 Fund
Underlying Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO CommodityRealReturn Strategy Fund®	$264	$31	$0	$0	$67	$362	$31
PIMCO Global Advantage Strategy Bond Fund	294	196	0	0	8	498	31
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	704	415	0	0	(166)	953	232
PIMCO Real Return Fund	164	340	0	0	23	527	13
PIMCO RealEstateRealReturn Strategy Fund	407	106	0	0	42	555	106
PIMCO Short-Term Floating NAV Portfolio	1,503	2,106	(1,800)	0	0	1,809	6
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	0	0	0	0	0	0
PIMCO StocksPLUS® Fund	404	458	0	0	84	946	70
PIMCO Total Return Fund	427	463	0	0	(12)	878	51
Totals	$4,167	$4,115	$(1,800)	$0	$46	$6,528	$540

PIMCO RealRetirement® 2040 Fund
Underlying Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
Allianz NACM Emerging Markets Opportunities Fund	$48	$0	$(49)	$(12)	$13	$0	$0
PIMCO CommodityRealReturn Strategy Fund®	246	29	0	0	63	338	29
PIMCO Global Advantage Strategy Bond Fund	408	29	0	0	8	445	28
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	702	211	0	0	(150)	763	211
PIMCO RealEstateRealReturn Strategy Fund	406	105	0	0	42	553	106
PIMCO Short-Term Floating NAV Portfolio	902	1,604	(1,000)	0	1	1,507	4
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	0	0	0	0	0	0
PIMCO StocksPLUS® Fund	518	49	0	0	47	614	49
PIMCO Total Return Fund	84	375	0	0	(15)	444	25
Totals	$3,314	$2,402	$(1,049)	$(12)	$9	$4,664	$452

*	Includes long-term capital gain distributions

46	PIMCO Funds	RealRetirement® Funds

March 31, 2011

PIMCO RealRetirement® 2050 Fund

Underlying Funds	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Capital and Realized (Loss)*	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
Allianz NACM Emerging Markets Opportunities Fund	$121	$0	$(122)	$(33)	$34	$0	$0
PIMCO CommodityRealReturn Strategy Fund®	69	288	0	0	72	429	31
PIMCO Global Advantage Strategy Bond Fund	393	28	0	0	8	429	27
PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	689	589	0	0	(201)	1,077	288
PIMCO RealEstateRealReturn Strategy Fund	398	249	0	0	43	690	116
PIMCO Short-Term Floating NAV Portfolio	601	1,405	(400)	0	0	1,606	4
PIMCO Small Cap StocksPLUS® TR Strategy Fund	0	0	0	0	0	0	0
PIMCO StocksPLUS® Fund	739	70	0	0	67	876	70
PIMCO Total Return Fund	41	325	0	0	(13)	353	20
Totals	$3,051	$2,954	$(522)	$(33)	$10	$5,460	$556

*	Includes long-term capital gain distributions

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO RealRetirement® 2010 Fund	$0	$6	$2,782	$0
PIMCO RealRetirement® 2020 Fund	0	0	3,419	33
PIMCO RealRetirement® 2030 Fund	0	0	2,127	119
PIMCO RealRetirement® 2040 Fund	0	0	1,003	206
PIMCO RealRetirement® 2050 Fund	0	35	1,823	276

Annual Report	March 31, 2011	47

Notes to Financial Statements (Cont.)

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO RealRetirement® Fund 2010				PIMCO RealRetirement® Fund 2020				PIMCO RealRetirement® Fund 2030
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	152	$1,293	116	$945	158	$1,319	45	$361	66	$516	93	$711
Administrative Class	2	10	0	0	80	676	41	335	0	0	0	0
Class A	287	2,463	94	756	149	1,223	126	969	79	620	64	476
Class C	51	437	24	183	120	989	61	464	113	882	101	763
Class D	56	478	39	315	181	1,493	111	877	87	688	119	889
Class R	2	21	9	64	45	365	56	420	8	65	22	164
Issued as reinvestment of distributions
Institutional Class	36	308	20	165	34	278	15	121	39	306	18	136
Administrative Class	0	1	0	0	2	14	1	7	0	1	0	0
Class A	12	103	3	25	11	87	3	27	6	45	1	10
Class C	3	24	1	10	5	44	1	10	10	79	2	17
Class D	2	21	1	7	11	89	2	18	10	76	2	16
Class R	1	7	0	5	5	41	2	14	2	13	1	5
Cost of shares redeemed
Institutional Class	(88)	(751)	(28)	(235)	(33)	(266)	(13)	(104)	(53)	(417)	(15)	(112)
Administrative Class	0	0	0	0	(41)	(329)	(40)	(320)	0	0	0	0
Class A	(45)	(379)	(28)	(230)	(37)	(302)	(34)	(268)	(39)	(302)	(3)	(23)
Class C	(10)	(85)	(2)	(21)	(52)	(426)	(2)	(19)	(51)	(394)	(4)	(28)
Class D	(45)	(379)	(11)	(86)	(92)	(753)	(7)	(55)	(46)	(358)	(13)	(101)
Class R	(11)	(93)	0	(4)	(15)	(119)	(1)	(6)	(2)	(20)	0	0
Net increase resulting from Fund share transactions	405	$3,479	238	$1,899	531	$4,423	367	$2,851	229	$1,800	388	$2,923

	PIMCO RealRetirement® Fund 2040				PIMCO RealRetirement® Fund 2050
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	37	$295	39	$290	32	$264	19	$145
Administrative Class	0	0	0	0	0	0	0	0
Class A	133	1,023	18	125	20	161	6	47
Class C	5	38	3	18	15	117	14	109
Class D	40	309	40	276	343	2,786	38	285
Class R	12	94	44	292	2	13	1	9
Issued as reinvestment of distributions
Institutional Class	45	345	17	129	42	335	12	98
Administrative Class	0	1	0	0	0	1	0	0
Class A	5	38	1	6	2	12	0	2
Class C	0	4	0	1	2	15	1	3
Class D	6	47	1	10	14	113	0	4
Class R	4	33	1	9	0	3	0	1
Cost of shares redeemed
Institutional Class	(35)	(275)	(4)	(35)	(14)	(115)	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class A	(14)	(108)	(1)	(7)	(6)	(47)	(1)	(6)
Class C	(2)	(14)	0	(1)	(2)	(12)	0	0
Class D	(13)	(103)	0	0	(57)	(469)	(2)	(15)
Class R	(43)	(333)	(5)	(40)	(1)	(11)	0	0
Net increase resulting from Fund share transactions	180	$1,394	154	$1,073	392	$3,166	88	$682

48	PIMCO Funds	RealRetirement® Funds

March 31, 2011

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Funds’ tax position for all open tax years, and concluded that the adoptions had no effect on the Funds’ financial position or results of operations. As of March 31, 2011, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The CommodityRealReturn Strategy Fund (the “CRRS Fund”) may gain exposure to the commodities market primarily through index-linked notes, and may invest in other commodity-linked derivative instrument, including commodity swap agreements, options, futures contracts, option on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Funds derive at least 90% of their gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. Subsequently, the IRS issued a private letter ruling to the CRRS Fund in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS issued another private letter ruling to the CRRS Fund in which the IRS specifically concluded that income derived from the CRRS Fund’s investment in the Subsidiary, which invests primarily in commodity index-linked swaps, will also constitute qualifying income to the CRRS Fund. Based on such rulings, the CRRS Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its subsidiary.

If, during a taxable year, the PIMCO Cayman Commodity Fund I Ltd. (the “CRRS Subsidiary”)’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the CRRS Fund as a deductible amount for Federal income tax purposes. Note that the loss from CRRS Subsidiary’s contemplated activities also cannot be carried forward to reduce future CRRS Subsidiary’s income in subsequent years. However, if the CRRS Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the CRRS Fund as income for Federal income tax purposes.

To the extent the Funds invest in the CRRS Fund, an Underlying PIMCO Fund, the Funds may be subject to additional tax risk.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2009-2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
RealRetirement® 2010 Fund	$53	$0	$(260)	$0	$(41)	$(2)
RealRetirement® 2020 Fund	30	0	(285)	0	(13)	0
RealRetirement® 2030 Fund	44	0	(275)	0	(100)	0
RealRetirement® 2040 Fund	33	0	(327)	0	(71)	0
RealRetirement® 2050 Fund	28	0	(233)	0	(120)	0

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for organizational costs.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through March 31, 2011 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2011, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2012	2013	2014	2015	2016	2017	2018	2019
RealRetirement® 2010 Fund	$0	$0	$0	$0	$0	$0	$41	$0
RealRetirement® 2020 Fund	0	0	0	0	0	0	13	0
RealRetirement® 2030 Fund	0	0	0	0	0	0	100	0
RealRetirement® 2040 Fund	0	0	0	0	0	0	71	0
RealRetirement® 2050 Fund	0	0	0	0	0	0	120	0

Annual Report	March 31, 2011	49

Notes to Financial Statements (Cont.)

March 31, 2011

As of March 31, 2010, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
RealRetirement® 2010 Fund	$9,306	$187	$(443)	$(256)
RealRetirement® 2020 Fund	11,106	227	(507)	(280)
RealRetirement® 2030 Fund	8,226	217	(487)	(270)
RealRetirement® 2040 Fund	5,828	186	(507)	(321)
RealRetirement® 2050 Fund	7,120	213	(443)	(230)

(5)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2011			March 31, 2010
	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital
RealRetirement® 2010 Fund	$479	$0	$0	$192	$24	$0
RealRetirement® 2020 Fund	588	0	0	198	0	0
RealRetirement® 2030 Fund	534	0	0	160	28	0
RealRetirement® 2040 Fund	471	0	0	149	7	0
RealRetirement® 2050 Fund	573	0	0	92	17	0

(6)	Includes short-term capital gains, if any, distributed.

14.  SUBSEQUENT EVENTS

Effective May 1, 2011, the Supervisory and Administrative Fee was reduced on certain Funds. Please reference the Supervisory and Administrative Fee table in Note 7(b) for additional information.

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Funds’ financial statements.

50	PIMCO Funds	RealRetirement® Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Institutional Class, Administrative Class, Class D, Class A, Class C and Class R Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and the financial highlights for the Institutional Class, Administrative Class, Class D, Class A, Class C and Class R shares present fairly, in all material respects, the financial position of PIMCO RealRetirement® 2010 Fund, PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2040 Fund and PIMCO RealRetirement® 2050 Fund (five series of PIMCO Funds, hereafter referred to as the “Funds”) at March 31, 2011 and the results of each of their operations, the changes in each of their net assets and the financial highlights of the Funds for the Institutional Class, Administrative Class, Class D, Class A, Class C and Class R shares for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Annual Report	March 31, 2011	51

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	CSFB	Credit Suisse First Boston	HSBC	HSBC Bank USA
BOA	Bank of America	DUB	Deutsche Bank AG	MSC	Morgan Stanley
CITI	Citigroup, Inc.	GSC	Goldman Sachs & Co.	RBS	Royal Bank of Scotland Group PLC

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	USD	United States Dollar
EUR	Euro	JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over-the-Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
LIBOR	London Interbank Offered Rate

52	PIMCO Funds	RealRetirement® Funds

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2011. ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
RealRetirement® 2010 Fund	0.14%	0.14%	$125	$0
RealRetirement® 2020 Fund	0.12%	0.12%	134	0
RealRetirement® 2030 Fund	0.13%	0.13%	88	0
RealRetirement® 2040 Fund	0.10%	0.10%	66	0
RealRetirement® 2050 Fund	0.11%	0.11%	77	0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

Annual Report	March 31, 2011	53

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Funds’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-866-746-2602 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

54	PIMCO Funds	RealRetirement® Funds

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	March 31, 2011	55

Privacy Policy

(Unaudited)

The Funds consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Funds’ internet websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any personal or account information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Fund’s Distributor may also retain non-affiliated companies to market the Fund’s shares or products which use the Fund’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Funds believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, the Funds may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds share may include, for example, a shareholder’s participation in one of the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

56	PIMCO Funds	RealRetirement® Funds

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3004AR_033111

Your Global Investment Authority

Annual Report

March 31, 2011

Private Account Portfolio Series

PIMCO Asset-Backed Securities Portfolio

PIMCO Developing Local Markets Portfolio

PIMCO Emerging Markets Portfolio

PIMCO FX Strategy Portfolio

PIMCO High Yield Portfolio

PIMCO International Portfolio

PIMCO Investment Grade Corporate Portfolio

PIMCO Long Duration Corporate Bond Portfolio

PIMCO Mortgage Portfolio

PIMCO Municipal Sector Portfolio

PIMCO Real Return Portfolio

PIMCO Short-Term Portfolio

PIMCO Short-Term Floating NAV Portfolio

PIMCO Short-Term Floating NAV Portfolio II

PIMCO U.S. Government Sector Portfolio

		Page

Chairman’s Letter		2
Important Information About the Portfolios		4
Benchmark Descriptions		21
Financial Highlights		24
Statements of Assets and Liabilities		28
Statements of Operations		30
Statements of Changes in Net Assets		32
Statement of Cash Flows		36
Notes to Financial Statements		145
Report of Independent Registered Public Accounting Firm		157
Glossary		158
Federal Income Tax Information		159
Management of the Trust		160
Privacy Policy		162

PORTFOLIO	Portfolio Summary	Schedule of Investments

PIMCO Asset-Backed Securities Portfolio	6	37
PIMCO Developing Local Markets Portfolio	7	47
PIMCO Emerging Markets Portfolio	8	53
PIMCO FX Strategy Portfolio	9	61
PIMCO High Yield Portfolio	10	64
PIMCO International Portfolio	11	74
PIMCO Investment Grade Corporate Portfolio	12	79
PIMCO Long Duration Corporate Bond Portfolio	13	89
PIMCO Mortgage Portfolio	14	102
PIMCO Municipal Sector Portfolio	15	111
PIMCO Real Return Portfolio	16	115
PIMCO Short-Term Portfolio	17	120
PIMCO Short-Term Floating NAV Portfolio	18	129
PIMCO Short-Term Floating NAV Portfolio II	19	135
PIMCO U.S. Government Sector Portfolio	20	139

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (800) 927-4648 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Portfolios’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and is available without charge, upon request, by calling the Trust at (800) 927-4648. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIMCO Funds are distributed by PIMCO Investments LLC, 1345 Avenue of the Americas, New York, NY 10105-4800, www.pimco.com/investments, (888) 87-PIMCO.

Chairman’s Letter

Dear Shareholder:

Over the past twelve months we witnessed a number of extraordinary events that have had significant repercussions for the financial markets and the world’s general well-being. Particularly, the ongoing social unrest throughout the Middle East/North Africa and the after effects of the devastating earthquake and tsunami in Japan continue to weigh on markets globally. Rising commodities prices, namely food and oil, along with unsettled markets in general, also present investors with heightened allocation challenges.

In addition, outside of the reporting period on April 18, 2011, Standard & Poor’s (an independent credit rating agency) reaffirmed its AAA-credit rating of the U.S., but placed a “negative outlook” on U.S. sovereign debt due to concerns over the growing deficit and increasing government indebtedness. This serves as an important warning that the U.S. government must work towards a credible medium-term fiscal package—as well as long-term debt reduction efforts. It also is a reminder that the sovereign credit quality of a growing number of developed economies continues to deteriorate, which could have a significant impact on the global economy and financial markets.

PIMCO is keenly focused on risk management and on how best to mitigate risks in each of our investment strategies. As investors, the importance of being prepared and vigilant is crucial to successful investing while searching for attractive investment opportunities throughout the global marketplace.

Included below are highlights of the financial markets during our twelve-month reporting period:

■

Yields across the U.S. Treasury yield curve declined as capital moved back into U.S. Treasuries towards the latter part of the reporting period due to global concerns over the turmoil in the Middle East/North Africa and the lingering effects on global financial markets from the earthquake and tsunami in Japan. Investors focused more intently on the growing U.S. deficit and deteriorating U.S. government balance sheet. The Federal Reserve maintained its stance on low short-term interest rates as well as its commitment to previously announced Quantitative Easing II polices despite signs of improved economic activity. The benchmark ten-year U.S. Treasury note yielded 3.47% at the end of the reporting period, or 0.36% lower than on March 31, 2010. The Barclays Capital U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 5.12% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) gained 7.91% during the reporting period, as represented by the Barclays Capital U.S. TIPS Index. TIPS produced strong returns as real yields rallied due to slowing real growth, a broad market flight-to-quality and expectations of higher upcoming inflation. In addition, inflation accruals were modestly positive amid rising commodities prices. TIPS outperformed their nominal U.S. Treasury counterparts as breakeven inflation levels (or the difference between nominal and real yields) moved higher.

■

Agency mortgage-backed securities (“MBS”) performed better than comparable U.S. Treasury securities, and were supported by higher mortgage rates and benign prepayment reports. Non-Agency MBS also performed well as new supply continued to remain exceptionally low, and as demand from the U.S. government’s Public-Private Investment Program and other investors seeking higher yield caused prices to increase. In the asset-backed securities (“ABS”) market, the U.S. government’s Term Asset-Backed Securities Loan Facility (“TALF”) appeared a success in restarting the consumer ABS market, providing more attractive funding costs and helping induce investor demand for high-quality consumer ABS.

■	Corporate bonds, particularly high-yield bonds, were among the best performing fixed income asset classes during the reporting period. Lending standards and liquidity conditions continued

2	PIMCO Funds	Private Account Portfolio Series

to improve, prompting strong new issuance in both the investment-grade and high-yield corporate bond markets. Continued improvement in U.S. and global growth prospects helped many of the largest corporations strengthen their balance sheets. Investors favored the corporate bond sector over U.S. Treasury securities due to improving corporate fundamentals and heightened investor concerns over a deteriorating U.S. government balance sheet.

■

The municipal bond market in general was affected by a number of issues during the reporting period, namely negative headlines relating to the potential for greater default risk and significant new issue supply during the fourth quarter due to the winding down of the Build American Bond Program at the end of 2010. The Barclays Capital Municipal Bond Index returned 1.63% for the reporting period as compared to a return of 4.53% for the Barclays Capital U.S. Treasury Index.

■

Increased global concerns related to sovereign credit worthiness of countries in the European periphery, the unrest in the Middle East/North Africa, and the Japanese earthquake created volatility in global markets, which affected emerging markets (“EM”) spreads and yields. Nonetheless, given the stronger growth outlook for EM economies and continued interest from investors in EM strategies, EM U.S. dollar and local currency denominated debt posted strong positive returns for the reporting period.

■

Despite a volatile period global equities generally posted positive returns for the reporting period as investors looked for returns from higher risk asset classes. U.S. equities, as measured by the S&P 500 Index, returned 15.65% and international equities, as represented by the MSCI World Index, returned 13.45% for the reporting period.

On the following pages of this Annual Report for the Private Account Portfolio Series (the “Portfolios”), the separate portfolios of the PIMCO Funds, please find specific details as to each Portfolio’s total return investment performance and a discussion of those factors that most affected performance.

Thank you again for the trust you have placed in us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager. We also invite you to visit our website at www.pimco.com/investments or our investment manager’s website at www.pimco.com.

Sincerely, Brent R. Harris Chairman of the Board and President, PIMCO Funds May 18, 2011

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	3

Important Information About the Portfolios

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds offering memorandum. Investors should consider the investment objectives, risks, charges and expenses of these Portfolios carefully before investing. This and other information is contained in the Portfolios’ offering memorandum. Please read the offering memorandum carefully before you invest or send money.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Portfolio are likely to decrease in value. The price volatility of fixed-income securities can also increase during periods of rising interest rates resulting in increased losses to a Portfolio.

Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations.

The Portfolios may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, California state-specific risk, New York state-specific risk, municipal project-specific risk and short sale risk. A complete description of these and other risks is contained in each Portfolio’s offering memorandum. The Portfolios may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a portfolio could not close out a position when it would be most advantageous to do so. Portfolios investing in derivatives could lose more than the principal amount invested in these instruments. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments; this risk may be increased when investing in emerging markets. High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. A non-diversified portfolio may have additional risk and volatility compared to a diversified portfolio. Shareholders of a municipal bond portfolio will, at times, incur a tax liability, as income from such a portfolio may be subject to state and local taxes and, where applicable, the alternative minimum tax. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio.

On each individual Portfolio Summary page in this Annual Report (“Shareholder Report”), the Average Annual Total Return Investment Performance table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 at the end of the month that the Portfolio commenced operations.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

The following disclosure provides important information regarding each Portfolio’s Expense Example (“Example” or “Expense Example”), which appears on each Portfolio’s individual page in this Shareholder Report. Please refer to this information when reviewing the Expense Example for a Portfolio.

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from October 1, 2010 to March 31, 2011, with the exception of the PIMCO FX Strategy Portfolio, which is from October 5, 2010 (the date the Portfolio commenced operations) to March 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values

4	PIMCO Funds	Private Account Portfolio Series

and actual expenses. You may use the information under this heading, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the first number in the row titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and supervisory and administrative fees such as fees and expenses of the trustees independent and their counsel, extraordinary expenses, and interest expense.

Annual Report	March 31, 2011	5

PIMCO Asset-Backed Securities Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Asset-Backed Securities	31.4%
Mortgage-Backed Securities	26.9%
U.S. Treasury Obligations	21.5%
U.S. Government Agencies	12.9%
Short-Term Instruments	3.4%
Other	3.9%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (10/31/00)
PIMCO Asset-Backed Securities Portfolio	19.09%	8.66%	7.23%	7.68%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.27%
Barclays Capital Asset-Backed Securities Index	4.21%	4.36%	4.59%	5.06%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,040.07	$1,024.58
Expenses Paid During Period†	$0.36	$0.35

† Expenses are equal to the net annualized expense ratio of 0.07%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Asset-Backed Securities Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of asset-backed securities (“ABS”) of varying maturities, which may be represented by options, futures contracts, or swap agreements.

»

Exposure to non-Agency mortgage-backed securities (“MBS”), subprime ABS, and commercial MBS (“CMBS”) added to performance as income and price appreciation on non-Agency MBS and subprime ABS securities was substantial and the CMBS sector outperformed the ABS index during the reporting period.

»	An allocation to Agency MBS added to performance as they outperformed the broader ABS index during the reporting period.

»	An underweight to credit card ABS detracted from performance as the sector outperformed the broader ABS index during the reporting period.

»	An allocation to student loan ABS added to performance as the sector outperformed the broader ABS index during the reporting period.

6	PIMCO Funds	Private Account Portfolio Series

PIMCO Developing Local Markets Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Short-Term Instruments	41.9%
United States	26.0%
Brazil	14.6%
Mexico	3.2%
Australia	3.1%
Other	11.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	Fund Inception (07/30/04)
PIMCO Developing Local Markets Portfolio	12.86%	5.43%	7.10%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.28%	*
Custom JPM ELMI+ Benchmark	9.20%	8.81%	9.25%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,046.72	$1,024.33
Expenses Paid During Period†	$0.61	$0.61

† Expenses are equal to the net annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Developing Local Markets Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in fixed-income instruments denominated in the currencies of, developing markets. The Portfolio defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income Organization for Economic Cooperation and Development (“OECD”) economies for the past five consecutive years. The Portfolio’s investments in currencies or fixed-income instruments may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

An underweight to the Russian ruble contributed to performance as the JPMorgan Emerging Local Markets Index Plus (ELMI+) Russia sub index underperformed the Custom JPMorgan Emerging Local Markets Index Plus (ELMI+) (the “Portfolio’s benchmark index”) for the reporting period.

»	An allocation to emerging markets corporates/ quasi-sovereign debt benefited returns as the sectors outperformed the Portfolio’s benchmark index for the reporting period.

»	An overweight to the Chinese yuan detracted from returns as the JPMorgan ELMI+ Chinese sub index underperformed the Portfolio’s benchmark index for the reporting period.

»	An overweight to the Mexican peso benefited performance as the JPMorgan ELMI+ Mexico sub index outperformed the Portfolio’s benchmark index for the reporting period.

Annual Report	March 31, 2011	7

PIMCO Emerging Markets Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Brazil	31.3%
Mexico	15.4%
Short-Term Instruments	11.9%
Russia	10.7%
United States	5.8%
Other	24.9%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (04/03/98)
PIMCO Emerging Markets Portfolio	12.20%	5.78%	10.58%	10.19%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.84%	*
Custom JPM ELMI+ Benchmark	9.20%	6.84%	9.49%	8.78%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 03/31/1998.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,027.47	$1,024.28
Expenses Paid During Period†	$0.66	$0.66

† Expenses are equal to the net annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Emerging Markets Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income instruments that economically are tied to emerging market countries, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»

An allocation to emerging market corporate/ quasi-sovereign debt contributed to performance as the sectors, as represented by the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI), outperformed the Custom JPMorgan Emerging Local Markets Index Plus (ELMI+) (the “Portfolio’s benchmark index”) for the reporting period.

»	An underweight to the Turkish lira contributed to performance as the JPMorgan ELMI+ Turkey sub index underperformed the Portfolio’s benchmark index for the reporting period.

»	An underweight to the Hungarian forint detracted from performance as the JPMorgan ELMI+ Hungary sub index outperformed the Portfolio’s benchmark index for the reporting period.

»

An allocation to emerging markets external debt detracted from performance as the sector, as represented by the JPMorgan Emerging Markets Bond Index Global, underperformed the Portfolio’s benchmark index for the reporting period.

8	PIMCO Funds	Private Account Portfolio Series

PIMCO FX Strategy Portfolio

Allocation Breakdown‡
Short-Term Instruments	96.2%
U.S. Treasury Obligations	2.7%
Purchased Options	1.1%
‡	% of Total Investments as of 03/31/11

A line graph is not included since the Portfolio has less than six months of audited financial statements.

Cumulative Total Return for the period ended March 31, 2011
	Fund Inception (10/05/10)
PIMCO FX Strategy Portfolio	1.40%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.09	%*

All Portfolio returns are net of fees and expenses.

* Cumulative total return since 09/30/2010.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/05/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,014.02	$1,024.38
Expenses Paid During Period†	$0.54	$0.56

† Expenses are equal to the net annualized expense ratio of 0.11%, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the period since the Fund commenced operations on 10/05/10). The Fund’s hypothetical expenses reflect an amount as if the Fund had been operational for the entire fiscal half year.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The FX Strategy Portfolio seeks maximum return, consistent with prudent investment management, by investing under normal circumstances in foreign (non-U.S.) currency positions backed by a portfolio of money market securities. The Portfolio may invest up to 50% of its total assets in positions related to a single foreign (non-U.S.) currency. The Portfolio’s investment may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Portfolio may, but is not required to, hedge its exposure to foreign (non-U.S.) currencies.

»	The Portfolio commenced operations on October 5, 2010.

»	Long exposure to the Australian dollar contributed to performance as the Australian dollar appreciated versus the U.S. dollar.

»	Long exposure to the Canadian dollar contributed to performance as the Canadian dollar appreciated versus the U.S. dollar.

»	Long exposure to the Norwegian krone contributed to performance as the Norwegian krone appreciated versus the U.S. dollar.

»	Short exposure to the Swiss franc detracted from performance as the Swiss franc appreciated versus the U.S. dollar.

»	Short exposure to the euro detracted from performance as the euro appreciated versus the U.S. dollar.

Annual Report	March 31, 2011	9

PIMCO High Yield Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Industrials	47.1%
Banking & Finance	26.4%
Utilities	6.6%
Short-Term Instruments	5.4%
Bank Loan Obligations	4.3%
Other	10.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (12/08/00)
PIMCO High Yield Portfolio	15.24%	9.23%	8.07%	8.03%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.24%	*
BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	13.71%	7.95%	7.54%	8.14%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/2000.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,080.36	$1,024.68
Expenses Paid During Period†	$0.26	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The High Yield Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, and which are rated below-investment grade by Moody’s, or equivalently rated by S&P and Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

»	An overweight to the finance sector, where banking and insurance companies outperformed the broader high yield market, added to relative performance.

»	Security selection within the finance sector detracted from performance as high grade banks and insurance issuers underperformed high yield issuers.

»	An underweight to the consumer cyclicals sector benefited performance as this sector lagged the broader high yield market.

»	An underweight to the building materials sector benefited performance as this sector underperformed the broader high yield market.

»	Security selection within the media sector detracted from performance, where broadcasting issuers outperformed and cable issuers underperformed over the reporting period.

»	Security selection within the consumer non-cyclicals sector detracted from performance as tobacco issuers lagged other consumer non-cyclicals for the reporting period.

»	Exposure to high grade bonds, primarily by way of triple-B rated holdings, which underperformed single-B rated and double-B rated issues, detracted from relative returns.

10	PIMCO Funds	Private Account Portfolio Series

PIMCO International Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Short-Term Instruments	41.3%
Canada	30.9%
United States	12.7%
France	5.2%
Germany	3.3%
Other	6.6%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (12/13/89)
PIMCO International Portfolio	6.46%	6.84%	8.14%	8.23%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	3.73%	*
JPMorgan GBI Global ex-US Index Hedged in USD	1.44%	4.36%	4.38%	6.54%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 11/30/1989.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,001.36	$1,024.33
Expenses Paid During Period†	$0.60	$0.61

† Expenses are equal to the net annualized expense ratio of 0.12%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The International Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in a portfolio of fixed-income instruments of non-U.S. issuers, representing at least three non-U.S. countries or currencies, which may be represented by options, futures contracts, swap agreements, mortgage-backed securities (“MBS”), or asset-backed securities (“ABS”).

»	An underweight to European Monetary Union duration (or sensitivity to changes in market interest rates) contributed to performance as yields ended higher for the reporting period.

»

Exposure to a basket of emerging market currencies (such as the Brazilian real and Korean won) and commodity-linked currencies (such as the Australian dollar and Canadian dollar) contributed to performance as these currencies appreciated relative to the U.S. dollar.

»

A curve-flattening bias in Japan contributed to performance as long rates fell during the reporting period. An underweight to Japan duration also contributed to performance as yields rose between August 2010-September 2010 and October 2010 –February 2011.

»	An overweight to U.S. duration detracted from performance as rates sold off in November 2010 and December 2010, offsetting gains from the beginning of 2010.

Annual Report	March 31, 2011	11

PIMCO Investment Grade Corporate Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Banking & Finance	62.5%
Industrials	23.8%
Utilities	9.8%
Bank Loan Obligations	1.7%
Short-Term Instruments	0.2%
Other	2.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (01/26/00)
PIMCO Investment Grade Corporate Portfolio	10.55%	8.00%	8.63%	8.95%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.51%	*
Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	7.77%	6.49%	6.30%	6.85%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 01/31/2000.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,019.49	$1,024.68
Expenses Paid During Period†	$0.25	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Investment Grade Corporate Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of investment grade corporate fixed-income instruments of varying maturities, which may be represented by options, futures contracts, and/or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was positive for returns. An overweight U.S. duration balanced by a slight duration underweight to the U.K. and Europe was positive for returns as yields fell most significantly in the U.S. Positioning designed to benefit from curve flattening in the U.S., U.K. and Europe was slightly positive for performance.

»	An overweight exposure to banking credits was positive for performance as this sector outperformed over the reporting period.

»	Exposure to natural gas pipelines was positive for performance as this sector posted strong relative returns over the reporting period.

»	An overweight exposure to the brokerage sector was negative for returns as this sector underperformed over the reporting period.

»	An overweight to the insurance sector was positive for performance as the sector outperformed over the reporting period.

»	An underweight to retailers was negative for relative performance as this sector outperformed over the reporting period.

12	PIMCO Funds	Private Account Portfolio Series

PIMCO Long Duration Corporate Bond Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	82.9%
Municipal Bonds & Notes	10.3%
Short-Term Instruments	3.8%
Sovereign Issues	1.6%
U.S. Treasury Obligations	1.1%
Other	0.3%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (12/22/08)
PIMCO Long Duration Corporate Bond Portfolio	10.81%	9.42%
Barclays Capital U.S. Long Credit Index	9.19%	12.43%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 12/31/2008.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$982.40	$1,024.68
Expenses Paid During Period†	$0.25	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Long Duration Corporate Bond Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of corporate fixed-income instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»

Duration (or sensitivity to changes in market interest rates) and yield curve positioning was positive for performance. An underweight to U.S. duration with long exposure to the U.K., European and Australian duration was positive for performance as the positive relative return impact of U.S. and Australia positioning outperformed the negative relative return impact of U.K. and European positioning. Positioning designed to benefit from the steepening of the U.S., U.K. and European yields curves were roughly neutral for the reporting period.

»	An overweight to banks benefited performance as the sector outperformed over the reporting period.

»	An above-index allocation to insurance life credits benefited performance as the sector outperformed over the reporting period.

»	An overweight to the metals and mining sectors benefited relative performance as the sector outperformed over the reporting period.

»	An underweight to entertainment, which outperformed over the reporting period, detracted from relative performance.

»	An underweight to credits of retailers detracted from returns as this sector outperformed over the reporting period.

»	An underweight to consumer products credits detracted from performance as this sector outperformed over the reporting period.

Annual Report	March 31, 2011	13

PIMCO Mortgage Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	83.0%
Mortgage-Backed Securities	7.8%
Short-Term Instruments	5.0%
Asset-Backed Securities	4.2%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO Mortgage Portfolio	6.34%	7.64%	6.69%	7.41%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.51%
Barclays Capital U.S. MBS Fixed Rate Index	4.44%	6.52%	5.69%	6.42%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,013.00	$1,024.68
Expenses Paid During Period†	$0.25	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Mortgage Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related securities of varying maturities, which may be represented by options, futures contracts, swap agreements, or asset-backed securities (“ABS”).

»

An underweight to conventional thirty-year 5.00% and 5.50% coupon mortgage-backed securities (“MBS”) relative to 4.50% coupon MBS added to returns, contributing the bulk of performance in the Agency MBS relative value coupon strategy within the Portfolio.

»

Exposure to non-Agency MBS, subprime ABS, and commercial MBS added to performance as income and price appreciation on non-Agency MBS and subprime ABS securities was substantial and the commercial MBS sector outperformed the broader MBS index during the reporting period.

»

An overweight to mortgage spread duration (or sensitivity to the change in the spread between mortgage rates and the rate of U.S. Treasuries), especially in the fourth quarter of 2010 and the first quarter of 2011, added to returns as mortgage spreads compressed over this period.

»	An overweight to interest rate duration (or sensitivity to changes in market interest rates) for most of the reporting period added to performance as U.S. Treasury rates declined.

14	PIMCO Funds	Private Account Portfolio Series

PIMCO Municipal Sector Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

California	23.2%
Illinois	17.6%
New York	13.0%
Texas	11.9%
Ohio	5.2%
Other	29.1%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (08/21/00)
PIMCO Municipal Sector Portfolio	1.03%	-0.30%	2.37%	3.16%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.33%	*
Barclays Capital Long Municipal Bond Index	-1.48%	2.43%	4.51%	4.96%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 08/31/2000.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance		Hypothetical Performance
			(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00		$1,000.00
Ending Account Value (03/31/11)	$942.08		$1,024.68
Expenses Paid During Period(a)	$1.36	(c)	$1.41	(c)
Expenses Paid During Period, Excluding Interest Expense for Floating Rates Notes(b)	$0.24		$0.25

(a) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.28% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(b) Expenses for the Portfolio are equal to the net annualized expense ratio of 0.05% multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

(c) Includes non-cash interest expense of $1.12 for Actual Performance and $1.16 for Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in a Residual Interest Bonds (“RIBs”) transaction accounted for as a secured borrowing. Refer to Note 4(g) in the Notes to Financial Statements for additional information regarding RIBs.

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Municipal Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of fixed-income securities of varying maturities issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities (“Municipal Securities”), or in instruments that provide exposure to the Municipal Securities sector, such as options, futures contracts, or swap agreements.

»

The Portfolio’s effective duration (or sensitivity to changes in market interest rates) was managed below its benchmark index throughout the reporting period, which benefited performance as municipal bond yields moved higher during the reporting period.

»

An emphasis on general obligation municipal bonds and water and sewer municipal bonds benefited performance as these sectors generally outperformed the overall municipal bond market during the reporting period.

»	An emphasis on transportation municipal bonds detracted from performance as this sector underperformed the overall municipal bond market during the reporting period.

»	An emphasis on lower-quality municipal bonds detracted from performance as they underperformed the overall municipal bond market during the reporting period.

Annual Report	March 31, 2011	15

PIMCO Real Return Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

U.S. Treasury Obligations	91.8%
Sovereign Issues	2.9%
Corporate Bonds & Notes	2.0%
Short-Term Instruments	1.8%
Asset-Backed Securities	0.8%
Other	0.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Real Return Portfolio	7.58%	6.11%	7.22%	7.86%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.44%	*
Barclays Capital U.S. TIPS Index	7.91%	6.25%	6.74%	7.28%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,007.61	$1,024.68
Expenses Paid During Period†	$0.25	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Real Return Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by options, futures contracts, or swap agreements.

»

An emphasis on nominal duration (or sensitivity to changes in market interest rates) relative to U.S. Treasury Inflation-Protected Securities (“TIPS”) duration detracted from returns as breakeven inflation levels widened during the reporting period.

»	Exposure to Australian real duration contributed to performance as the ten-year Australian real yield declined during the reporting period.

»	A front-end focus on the U.S. Treasury yield curve benefited performance as short-term interest rates decreased during the reporting period.

16	PIMCO Funds	Private Account Portfolio Series

PIMCO Short-Term Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Mortgage-Backed Securities	52.3%
Corporate Bonds & Notes	17.2%
Asset-Backed Securities	16.4%
U.S. Government Agencies	11.2%
Short-Term Instruments	1.9%
Other	1.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (04/20/00)
PIMCO Short-Term Portfolio	10.10%	4.36%	3.84%	4.20%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.44%	*
3 Month USD LIBOR Index	0.35%	2.86%	2.62%	2.95%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,036.22	$1,024.28
Expenses Paid During Period†	$0.66	$0.66

† Expenses are equal to the net annualized expense ratio of 0.13%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	An above-benchmark U.S. duration (or sensitivity to changes in market interest rates) added to returns as interest rates moved lower across most of the yield curve during the reporting period.

»	A curve-steepening bias detracted from performance as the yield curve flattened during the reporting period.

»	An emphasis on mortgage-backed securities benefited performance as they posted strong positive performance during the reporting period.

»	Exposure to the investment-grade corporate sector added to returns as the sector posted strong performance during the reporting period.

Annual Report	March 31, 2011	17

PIMCO Short-Term Floating NAV Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

U.S. Government Agencies	26.0%
Corporate Bonds & Notes	23.0%
Repurchase Agreements	17.7%
Commercial Paper	13.1%
Short-Term Notes	9.8%
Other	10.4%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (10/17/08)
PIMCO Short-Term Floating NAV Portfolio	0.41%	0.52%
Citigroup 3-Month Treasury Bill Index	0.15%	0.19%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,001.91	$1,024.93
Expenses Paid During Period†	$0.00	$0.00

† Expenses are equal to the net annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Floating NAV Portfolio seeks maximum total return, consistent with preservation of capital and liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	The Portfolio had a focus on high-quality and short-maturity assets.

»	The Portfolio added exposure to investment-grade credit as it provided a yield advantage over U.S. Treasuries.

»	The Portfolio’s weighted average maturity was relatively stable over the reporting period in order to take advantage of higher yields further out the yield curve, ending the period at 76 days.

»	An allocation to longer-maturity securities helped provide a yield advantage over three-month U.S. Treasury bills as the yield curve was positively sloped for the reporting period.

18	PIMCO Funds	Private Account Portfolio Series

PIMCO Short-Term Floating NAV Portfolio II

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Corporate Bonds & Notes	27.8%
U.S. Government Agencies	24.2%
Repurchase Agreements	21.4%
Short-Term Notes	10.3%
Commercial Paper	9.6%
Other	6.7%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	Fund Inception (06/09/09)
PIMCO Short-Term Floating NAV Portfolio II	0.39%	0.38%
Citigroup 3-Month Treasury Bill Index	0.15%	0.13%	*

All Portfolio returns are net of fees and expenses.

* Average annual total return since 05/31/2009.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$1,001.82	$1,024.68
Expenses Paid During Period†	$0.25	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The Short-Term Floating NAV Portfolio II seeks maximum total return, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards.

»	The Portfolio had a focus on high-quality and short-maturity assets.

»	The Portfolio added an exposure to investment-grade credit as it provided a yield advantage over U.S. Treasuries.

»	The Portfolio’s weighted average maturity was relatively stable over the reporting period to take advantage of higher yields further out the yield curve, ending the period at 75 days.

»	An allocation to longer-maturity securities helped provide a yield advantage over three-month U.S. Treasury bills as the yield curve was positively sloped for the reporting period.

Annual Report	March 31, 2011	19

PIMCO U.S. Government Sector Portfolio

Cumulative Returns Through March 31, 2011

$1,000,000 invested at the end of the month that the portfolio commenced operations.

Allocation Breakdown‡

Short-Term Instruments	32.4%
U.S. Government Agencies	29.3%
U.S. Treasury Obligations	28.5%
Mortgage-Backed Securities	6.4%
Corporate Bonds & Notes	2.4%
Other	1.0%
‡	% of Total Investments as of 03/31/11

Average Annual Total Return for the period ended March 31, 2011
	1 Year	5 Years	10 Years	Fund Inception (01/31/00)
PIMCO U.S. Government Sector Portfolio	9.99%	13.75%	9.43%	10.49%
Citigroup 3-Month Treasury Bill Index	0.15%	2.10%	2.12%	2.51%
Barclays Capital Government Bond Index	4.28%	5.63%	5.15%	5.99%

All Portfolio returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is no guarantee of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Shares may be worth more or less than original cost when redeemed. Performance data current to the most recent month-end is available by calling (800) 927-4648.

Expense Example	Actual Performance	Hypothetical Performance
		(5% return before expenses)
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00
Ending Account Value (03/31/11)	$956.48	$1,024.68
Expenses Paid During Period†	$0.24	$0.25

† Expenses are equal to the net annualized expense ratio of 0.05%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Please refer to page 5 herein for an explanation of the information presented in the above Expense Example.

Portfolio Insights

»

The U.S. Government Sector Portfolio seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities of varying maturities, or in securities that provide exposure to the U.S. government securities sector, such as options, futures contracts, swap agreements, or mortgage-backed securities (“MBS”).

»	An overweight duration position (or sensitivity to changes in market interest rates) benefited performance as yields fell across the majority of the maturities over the reporting period.

»	A front-end curve steepening bias slightly detracted from relative performance as the two- to ten-year yield spread flattened during the reporting period.

»	A small out-of-benchmark allocation to mortgages slightly detracted from performance as they underperformed like-duration U.S. Treasuries over the reporting period.

»	A small overweight exposure to Agency debentures contributed to performance as Agency debentures outperformed like-duration U.S. Treasuries over the reporting period.

20	PIMCO Funds	Private Account Portfolio Series

Benchmark Descriptions

Index	Description

Citigroup 3-Month Treasury Bill Index	Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	3 Month USD LIBOR Index. LIBOR (London Intrabank Offered Rate) is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Asset-Backed Securities Index	Barclays Capital Asset-Backed Securities Index has 5 subsectors: credit and charge cards, autos, home equity loans, utility, and manufactured housing. The index includes pass-through, bullet, and controlled amortization structures. It includes only the senior class of each ABS issue; subordinate tranches are not included. It is not possible to invest directly in an unmanaged index.

Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher)	Barclays Capital Credit Investment Grade Index (Ex-Aa3 and Higher) consists of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. It is not possible to invest directly in an unmanaged index.

Barclays Capital Government Bond Index	Barclays Capital Government Bond Index consists of securities issued by the U.S. Government with a maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays Capital Long Municipal Bond Index	Barclays Capital Long Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

Barclays Capital Municipal Bond Index	Barclays Capital Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after December 31, 1990 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Aggregate Index	Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Long Credit Index	Barclays Capital U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. MBS Fixed Rate Index	Barclays Capital U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. TIPS Index	Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Capital Inflation Notes Index. It is not possible to invest directly in an unmanaged index.

Barclays Capital U.S. Treasury Index	The Barclays Capital U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch 3-Month Treasury Bill Index	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected. It is not possible to invest directly in an unmanaged index.

Annual Report	March 31, 2011	21

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch U.S. High Yield, BB-B Rated Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated Index is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Prior to January 1997, data represents that of BofA Merrill Lynch High Yield Cash Pay, BB-B rated. BofA Merrill Lynch High Yield Cash Pay, BB-B rated. is comprised of fixed income securities rated BB and B. The index tracks the performance of below investment grade U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Excludes pay-in-kind bonds and deferred interest bonds that are not yet accruing a coupon. It is not possible to invest directly in an unmanaged index.

Custom JPM ELMI+ Benchmark	Custom JPM ELMI+ Benchmark consists of custom weights of selected countries within the JPMorgan Emerging Local Markets Index Plus. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 27, 2010 the MSCI World Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The index represents the unhedged performance of the constituent stocks, in US dollars. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO Funds	Private Account Portfolio Series

(THIS PAGE INTENTIONALLY LEFT BLANK)

Annual Report	March 31, 2011	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital

PIMCO Asset-Backed Securities Portfolio
03/31/2011	$9.69	$0.54	$1.28	$1.82	$(0.61)	$0.00	$0.00
03/31/2010	7.14	0.41	2.65	3.06	(0.33)	(0.18)	0.00
03/31/2009	10.80	0.62	(2.91)	(2.29)	(0.80)	(0.57)	0.00
03/31/2008	10.66	0.59	0.06	0.65	(0.51)	0.00	0.00
03/31/2007	10.47	0.60	0.15	0.75	(0.56)	0.00	0.00

PIMCO Developing Local Markets Portfolio
03/31/2011	$5.67	$0.18	$0.51	$0.69	$(0.61)	$0.00	$0.00
03/31/2010	4.75	0.19	1.14	1.33	(0.41)	0.00	0.00
03/31/2009	11.99	0.46	(3.99)	(3.53)	(0.34)	(3.37)	0.00
03/31/2008	11.55	0.64	1.12	1.76	(0.91)	(0.41)	0.00
03/31/2007	11.17	0.60	0.60	1.20	(0.51)	(0.31)	0.00

PIMCO Emerging Markets Portfolio
03/31/2011	$10.02	$0.57	$0.63	$1.20	$(0.62)	$0.00	$0.00
03/31/2010	8.39	0.56	1.09	1.65	(0.01)	0.00	(0.01)
03/31/2009	10.77	0.74	(2.46)	(1.72)	(0.54)	(0.12)	0.00
03/31/2008	11.20	0.65	(0.01)	0.64	(0.95)	(0.12)	0.00
03/31/2007	11.32	0.68	0.53	1.21	(0.74)	(0.59)	0.00

PIMCO FX Strategy Portfolio
10/05/2010 - 03/31/2011	$10.00	$0.01	$0.13	$0.14	$(0.01)	$0.00	$0.00

PIMCO High Yield Portfolio
03/31/2011	$7.48	$0.57	$0.52	$1.09	$(0.55)	$0.00	$0.00
03/31/2010	5.14	0.59	2.37	2.96	(0.62)	0.00	0.00
03/31/2009	8.06	0.64	(2.58)	(1.94)	(0.65)	(0.33)	0.00
03/31/2008	8.55	0.63	(0.45)	0.18	(0.62)	(0.05)	0.00
03/31/2007	8.32	0.64	0.15	0.79	(0.56)	0.00	0.00

PIMCO International Portfolio
03/31/2011	$4.49	$0.07	$0.22	$0.29	$(0.30)	$0.00	$0.00
03/31/2010	4.57	0.10	0.51	0.61	(0.69)	0.00	0.00
03/31/2009	4.58	0.14	0.00	0.14	(0.15)	0.00	0.00
03/31/2008	4.53	0.21	0.10	0.31	(0.26)	0.00	0.00
03/31/2007	5.06	0.18	(0.05)	0.13	(0.66)	0.00	0.00

PIMCO Investment Grade Corporate Portfolio
03/31/2011	$10.30	$0.58	$0.48	$1.06	$(0.63)	$0.00	$0.00
03/31/2010	7.74	0.60	2.61	3.21	(0.65)	0.00	0.00
03/31/2009	9.86	0.57	(2.28)	(1.71)	(0.41)	0.00	0.00
03/31/2008	10.03	0.58	(0.20)	0.38	(0.53)	(0.02)	0.00
03/31/2007	9.77	0.60	0.27	0.87	(0.61)	0.00	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

24	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.61)	$10.90	19.09%	$628,555	0.13%	0.13%	0.05%	0.05%	5.13%	430	%**
(0.51)	9.69	43.84	567,843	0.24	0.24	0.05	0.05	4.81	297
(1.37)	7.14	(22.39)	510,881	0.72	0.72	0.05	0.05	6.51	173
(0.51)	10.80	6.21	1,102,173	0.82	0.82	0.05	0.05	5.39	87
(0.56)	10.66	7.30	533,748	1.83	1.83	0.05	0.05	5.71	49

$(0.61)	$5.75	12.86%	$827,935	0.12%	0.12%	0.12%	0.12%	3.15%	53	%**
(0.41)	5.67	28.36	734,025	0.12	0.12	0.12	0.12	3.48	528
(3.71)	4.75	(30.04)	76,274	0.17	0.17	0.12	0.12	4.58	230
(1.32)	11.99	15.76	865,101	0.12	0.12	0.12	0.12	5.28	144
(0.82)	11.55	11.02	348,637	0.12	0.12	0.12	0.12	5.29	15

$(0.62)	$10.60	12.20%	$1,214,298	0.13%	0.13%	0.12%	0.12%	5.46%	43	%**
(0.02)	10.02	19.63	691,903	0.12	0.12	0.12	0.12	6.04	306
(0.66)	8.39	(16.30)	688,397	0.12	0.12	0.12	0.12	7.77	297
(1.07)	10.77	6.10	1,734,503	0.13	0.13	0.12	0.12	5.93	333
(1.33)	11.20	11.12	947,267	0.12	0.12	0.12	0.12	6.01	224

$(0.01)	$10.13	1.40%	$7,915	0.11%*	1.47%*	0.05%*	1.41%*	0.23%*	0	%**

$(0.55)	$8.02	15.24%	$1,027,941	0.05%	0.05%	0.05%	0.05%	7.31%	89	%**
(0.62)	7.48	59.39	364,866	0.06	0.06	0.05	0.05	8.90	118
(0.98)	5.14	(24.62)	377,688	0.06	0.06	0.05	0.05	9.11	385
(0.67)	8.06	2.18	1,311,402	0.05	0.05	0.05	0.05	7.58	263
(0.56)	8.55	9.89	360,207	0.05	0.05	0.05	0.05	7.55	184

$(0.30)	$4.48	6.46%	$2,178,538	0.12%	0.12%	0.12%	0.12%	1.51%	413	%**
(0.69)	4.49	14.96	2,673,135	0.12	0.12	0.12	0.12	2.31	336
(0.15)	4.57	3.45	1,839,174	0.12	0.12	0.12	0.12	3.33	779
(0.26)	4.58	7.12	3,292,982	0.12	0.12	0.12	0.12	4.70	591
(0.66)	4.53	2.67	2,496,716	0.12	0.12	0.12	0.12	3.65	674

$(0.63)	$10.73	10.55%	$4,693,406	0.05%	0.05%	0.05%	0.05%	5.47%	76	%**
(0.65)	10.30	42.17	4,735,767	0.05	0.05	0.05	0.05	6.25	103
(0.41)	7.74	(17.61)	3,700,135	0.08	0.08	0.05	0.05	6.49	164
(0.55)	9.86	3.92	3,750,811	0.05	0.05	0.05	0.05	5.83	93
(0.61)	10.03	9.21	1,165,111	0.05	0.05	0.05	0.05	6.03	32

Annual Report	March 31, 2011	25

Financial Highlights  (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains

PIMCO Long Duration Corporate Bond Portfolio
03/31/2011	$10.47	$0.64	$0.46	$1.10	$(0.61)	$(0.23)
03/31/2010	8.71	0.62	1.68	2.30	(0.44)	(0.10)
12/22/2008 - 03/31/2009	10.00	0.14	(1.40)	(1.26)	(0.03)	0.00

PIMCO Mortgage Portfolio
03/31/2011	$10.85	$0.31	$0.37	$0.68	$(0.36)	$(0.32)
03/31/2010	10.28	0.63	0.73	1.36	(0.78)	(0.01)
03/31/2009	10.63	0.75	(0.38)	0.37	(0.72)	0.00
03/31/2008	10.45	0.60	0.15	0.75	(0.57)	0.00
03/31/2007	10.29	0.57	0.17	0.74	(0.58)	0.00

PIMCO Municipal Sector Portfolio
03/31/2011	$8.08	$0.45	$(0.36)	$0.09	$(0.51)	$0.00
03/31/2010	7.41	0.43	0.68	1.11	(0.44)	0.00
03/31/2009	9.40	0.40	(1.92)	(1.52)	(0.47)	0.00
03/31/2008	10.53	0.48	(1.06)	(0.58)	(0.45)	(0.10)
03/31/2007	10.27	0.51	0.22	0.73	(0.47)	0.00

PIMCO Real Return Portfolio
03/31/2011	$8.94	$0.22	$0.45	$0.67	$(0.19)	$(0.24)
03/31/2010	8.55	0.46	0.52	0.98	(0.59)	0.00
03/31/2009	11.35	0.26	(1.23)	(0.97)	(0.26)	(1.57)
03/31/2008	10.49	0.67	0.84	1.51	(0.65)	0.00
03/31/2007	10.46	0.42	0.11	0.53	(0.42)	(0.08)

PIMCO Short-Term Portfolio
03/31/2011	$8.82	$0.41	$0.47	$0.88	$(0.37)	$0.00
03/31/2010	7.36	0.39	1.43	1.82	(0.36)	0.00
03/31/2009	9.19	0.43	(1.69)	(1.26)	(0.57)	0.00
03/31/2008	9.81	0.50	(0.61)	(0.11)	(0.51)	0.00
03/31/2007	9.72	0.52	0.02	0.54	(0.45)	0.00

PIMCO Short-Term Floating NAV Portfolio
03/31/2011	$10.01	$0.03	$0.01	$0.04	$(0.03)	$0.00
03/31/2010	10.01	0.03	0.01	0.04	(0.04)	0.00
10/17/2008 - 03/31/2009	10.00	0.02	0.04	0.06	(0.05)	0.00

PIMCO Short-Term Floating NAV Portfolio II
03/31/2011	$10.01	$0.03	$0.00	$0.03	$(0.03)	$0.00
06/09/2009 - 03/31/2010	10.00	0.02	0.01	0.03	(0.02)	0.00

PIMCO U.S. Government Sector Portfolio
03/31/2011	$9.54	$0.22	$0.74	$0.96	$(0.25)	$(1.45)
03/31/2010	9.29	0.27	1.02	1.29	(0.53)	(0.51)
03/31/2009	12.96	0.45	0.53	0.98	(0.51)	(4.14)
03/31/2008	10.59	0.56	2.45	3.01	(0.64)	0.00
03/31/2007	10.38	0.53	0.19	0.72	(0.51)	0.00

*	Annualized
**	The ratio excludes PIMCO Short-Term Floating NAV Portfolio.
(a)	Per share amounts based on average number of shares outstanding during the year or period.

26	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Total Distributions	Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

-
$(0.84)	$10.73	10.81%	$7,352,561	0.05%	0.05%	0.05%	0.05%	5.91%	236	%**
(0.54)	10.47	26.73	3,886,734	0.05	0.05	0.05	0.05	6.07	200
(0.03)	8.71	(12.64)	267,186	0.10 *	0.17 *	0.05 *	0.12 *	5.67 *	73

$(0.68)	$10.85	6.34%	$8,309,643	0.05%	0.05%	0.05%	0.05%	2.84%	1,257	%**
(0.79)	10.85	13.66	5,554,742	0.13	0.13	0.05	0.05	5.84	1,105
(0.72)	10.28	3.75	10,215,177	0.97	0.97	0.05	0.05	7.28	1,002
(0.57)	10.63	7.40	13,802,040	1.25	1.25	0.05	0.05	5.72	604
(0.58)	10.45	7.32	9,284,142	0.26	0.26	0.05	0.05	5.52	668

$(0.51)	$7.66	1.03%	$331,088	0.24%	0.24%	0.05%	0.05%	5.51%	36	%**
(0.44)	8.08	15.17	828,575	0.13	0.13	0.05	0.05	5.35	42
(0.47)	7.41	(16.34)	958,402	0.48	0.48	0.05	0.05	4.92	77
(0.55)	9.40	(5.67)	389,284	1.43	1.43	0.05	0.05	4.81	46
(0.47)	10.53	7.26	267,835	1.25	1.25	0.05	0.05	4.87	79

$(0.43)	$9.18	7.58%	$1,331,349	0.05%	0.05%	0.05%	0.05%	2.40%	356	%**
(0.59)	8.94	11.80	282,676	0.08	0.08	0.05	0.05	5.31	594
(1.83)	8.55	(7.59)	950,253	0.10	0.10	0.05	0.05	2.70	1,242
(0.65)	11.35	15.04	700,395	0.05	0.05	0.05	0.05	6.31	954
(0.50)	10.49	5.21	912,909	0.05	0.05	0.05	0.05	3.97	561

$(0.37)	$9.33	10.10%	$1,310,011	0.13%	0.13%	0.05%	0.05%	4.53%	32	%**
(0.36)	8.82	25.14	1,217,876	0.09	0.09	0.05	0.05	4.72	146
(0.57)	7.36	(13.94)	1,436,199	0.39	0.39	0.05	0.05	5.01	202
(0.51)	9.19	(1.21)	3,464,321	0.53	0.53	0.05	0.05	5.20	317
(0.45)	9.81	5.67	5,475,245	0.18	0.18	0.05	0.05	5.27	121

$(0.03)	$10.02	0.41%	$59,498,485	0.00%	0.00%	0.00%	0.00%	0.34%	40%
(0.04)	10.01	0.46	35,523,113	0.00	0.00	0.00	0.00	0.31	125
(0.05)	10.01	0.41	5,586,486	0.00 *	0.00 *	0.00 *	0.00 *	0.35 *	N/A

$(0.03)	$10.01	0.39%	$4,658,383	0.05%	0.05%	0.05%	0.05%	0.33%	117%
(0.02)	10.01	0.30	2,794,627	0.05 *	0.05 *	0.05 *	0.05 *	0.24 *	82

$(1.70)	$8.80	9.99%	$4,877,476	0.06%	0.06%	0.05%	0.05%	2.22%	333	%**
(1.04)	9.54	14.35	4,016,293	0.06	0.06	0.05	0.05	2.83	656
(4.65)	9.29	9.05	3,188,005	0.11	0.11	0.05	0.05	3.92	664
(0.64)	12.96	29.67	4,146,692	0.11	0.11	0.05	0.05	5.06	533
(0.51)	10.59	7.09	8,037,047	0.05	0.05	0.05	0.05	5.03	361

Annual Report	March 31, 2011	27

Statements of Assets and Liabilities

(Amounts in thousands, except per share amounts)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio	PIMCO International Portfolio

Assets:
Investments, at value	$892,696	$509,798	$1,138,283	$413	$1,121,521	$1,707,534
Investments in Affiliates, at value	111	317,486	34,058	6,010	40,133	437,634
Repurchase agreements, at value	1,677	154	1,973	1,073	11,477	539
Cash	1	109	379	0	0	0
Deposits with counterparty	0	0	0	0	0	0
Foreign currency, at value	0	29,773	18,029	0	1,957	5,244
Receivable for investments sold	11,865	836	47,437	211	7,383	232,155
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0	0
Receivable for issuance of reverse repurchase agreements	0	0	0	0	91,522	0
Receivable for Portfolio shares sold	840	240	1,070	0	660	2,510
Interest and dividends receivable	4,224	5,799	15,716	0	21,456	15,653
Dividends receivable from Affiliates	2	95	11	2	38	114
Variation margin receivable	0	0	0	0	74	0
Swap premiums paid	3,339	0	54,252	0	5,417	6,158
Unrealized appreciation on foreign currency contracts	0	26,923	17,370	708	764	16,622
Unrealized appreciation on swap agreements	11,224	263	14,138	0	14,112	1,537
Other assets	0	0	0	0	0	0
	925,979	891,476	1,342,716	8,417	1,316,514	2,425,700

Liabilities:
Payable for reverse repurchase agreements	$0	$0	$3,712	$0	$202,138	$0
Payable for investments purchased	100,244	25,913	15,376	0	18,415	221,444
Payable for investments in Affiliates purchased	2	95	11	2	38	114
Payable for investments purchased on a delayed-delivery basis	151,241	0	2,991	0	0	0
Payable for short sales	0	0	0	0	0	0
Deposits from counterparty	11,640	9,630	63,877	0	6,270	7,910
Payable for floating rate notes issued	0	0	0	0	0	0
Payable for Portfolio shares redeemed	0	18,320	21,343	0	25,500	500
Dividends payable	0	0	0	0	0	0
Overdraft due to custodian	0	0	0	0	8,700	0
Written options outstanding	0	0	0	143	886	0
Accrued related party fees	28	88	124	0	52	222
Variation margin payable	0	0	0	0	55	51
Swap premiums received	25,186	0	6,072	0	19,313	80
Unrealized depreciation on foreign currency contracts	0	9,495	4,005	357	5,394	14,083
Unrealized depreciation on swap agreements	9,083	0	10,907	0	1,812	2,758
Other liabilities	0	0	0	0	0	0
	297,424	63,541	128,418	502	288,573	247,162

Net Assets	$628,555	$827,935	$1,214,298	$7,915	$1,027,941	$2,178,538

Net Assets Consist of:
Paid in capital	$689,292	$882,792	$1,216,753	$7,607	$1,136,455	$2,359,299
Undistributed (overdistributed) net investment income	11,929	11,631	(21,512)	12	24,741	26,579
Accumulated undistributed net realized gain (loss)	(6,060)	(93,864)	(39,458)	1	(167,245)	(200,344)
Net unrealized appreciation (depreciation)	(66,606)	27,376	58,515	295	33,990	(6,996)
	$628,555	$827,935	$1,214,298	$7,915	$1,027,941	$2,178,538

Shares Issued and Outstanding:	57,648	143,865	114,524	781	128,165	486,070

Net Asset Value and Redemption Price Per Share (Net Asset Per Share Outstanding)	$10.90	$5.75	$10.60	$10.13	$8.02	$4.48

Cost of Investments	$961,444	$500,269	$1,096,537	$457	$1,095,845	$1,714,895
Cost of Investments in Affiliates	$111	$317,439	$34,058	$6,010	$40,133	$437,580
Cost of Repurchase Agreements	$1,677	$154	$1,973	$1,073	$11,477	$539
Cost of Foreign Currency Held	$0	$29,612	$17,934	$0	$1,938	$5,167
Proceeds Received on Short Sales	$0	$0	$0	$0	$0	$0
Premiums Received on Written Options	$0	$0	$0	$131	$1,420	$0

28	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$4,668,590	$7,391,039	$11,300,461	$363,908	$1,304,385	$1,593,141	$48,453,710	$3,660,601	$3,716,354
149	226,327	544,295	2,903	20,385	22,738	0	0	64,296
7,571	30,698	1,418	444	3,507	455	10,428,226	993,850	857,930
452	825	2,682	0	26	0	3,750	0	0
0	33	3,585	0	0	0	0	0	16
9	5,018	0	0	253	0	0	3	0
15,271	39,486	5,945,868	0	4,023	2,097	612,254	0	225,545
0	0	0	0	894	0	0	0	0
0	0	0	0	0	0	0	0	0
10,510	31,300	13,620	320	1,630	840	0	0	17,490
63,495	111,015	24,745	5,684	7,684	6,750	90,135	7,521	12,299
10	17	195	2	6	1	0	0	70
24	1,351	0	0	134	0	0	0	11,346
4,087	5,021	33,232	68	153	0	0	0	49,095
0	605	0	0	670	0	0	0	0
18,266	14,077	38,136	547	441	3,378	0	0	31,945
0	0	0	44	0	0	0	0	0
4,788,434	7,856,812	17,908,237	373,920	1,344,191	1,629,400	59,588,075	4,661,975	4,986,386

$0	$39,202	$0	$0	$0	$289,969	$0	$0	$0
68,984	367,925	8,540,544	0	0	18,663	86,610	3,149	0
10	17	0	2	6	1	0	0	70
1,617	45,253	0	0	10,375	0	0	0	0
0	0	936,835	0	0	0	0	0	11,756
7,280	880	44,272	0	0	1,750	2,980	0	73,206
0	0	0	41,004	0	0	0	0	0
800	5,800	900	0	400	0	0	0	900
0	0	0	0	0	0	0	6	0
0	0	0	0	0	0	0	250	0
0	15,301	0	0	798	0	0	0	0
202	307	373	14	57	55	0	187	201
0	176	0	0	0	0	0	0	0
12,801	21,122	40,387	1,267	155	4,391	0	0	1,175
0	4,391	0	0	1,051	0	0	0	0
3,334	3,871	35,283	330	0	4,560	0	0	12,665
0	6	0	215	0	0	0	0	8,937
95,028	504,251	9,598,594	42,832	12,842	319,389	89,590	3,592	108,910

$4,693,406	$7,352,561	$8,309,643	$331,088	$1,331,349	$1,310,011	$59,498,485	$4,658,383	$4,877,476

$4,409,905	$7,166,179	$8,372,991	$340,354	$1,306,883	$1,684,503	$59,474,292	$4,656,383	$5,107,995
22,364	41,867	51,031	6,196	4,860	16,751	0	(20)	(464)
(79,072)	(68,801)	(91,746)	(10,504)	(3,693)	(322,010)	4,654	436	(130,322)
340,209	213,316	(22,633)	(4,958)	23,299	(69,233)	19,539	1,584	(99,733)
$4,693,406	$7,352,561	$8,309,643	$331,088	$1,331,349	$1,310,011	$59,498,485	$4,658,383	$4,877,476

437,326	685,111	766,073	43,206	144,953	140,421	5,939,300	465,367	553,976

$10.73	$10.73	$10.85	$7.66	$9.18	$9.33	$10.02	$10.01	$8.80

$4,343,392	$7,181,486	$11,324,905	$356,402	$1,280,873	$1,661,193	$48,434,171	$3,659,017	$3,818,460
$149	$226,327	$544,295	$2,903	$20,385	$22,738	$0	$0	$64,284
$7,571	$30,698	$1,418	$444	$3,507	$455	$10,428,226	$993,850	$857,930
$8	$4,975	$0	$0	$243	$0	$0	$3	$0
$0	$0	$935,793	$0	$0	$0	$0	$0	$11,688
$0	$12,021	$0	$0	$671	$0	$0	$0	$0

Annual Report	March 31, 2011	29

Statements of Operations

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO Developing Local Markets Portfolio	PIMCO Emerging Markets Portfolio	PIMCO FX Strategy Portfolio (1)	PIMCO High Yield Portfolio	PIMCO International Portfolio

Investment Income:
Interest, net of foreign taxes*	$29,922	$24,093	$54,639	$1	$50,885	$35,168
Dividends	0	0	0	0	472	0
Dividends from Affiliate investments	35	687	339	9	202	937
Miscellaneous income	0	0	0	0	29	10
Total Income	29,957	24,780	54,978	10	51,588	36,115

Expenses:
Investment advisory fees	114	151	196	1	139	442
Supervisory and administrative fees	170	757	981	1	209	2,212
Trustees’ fees	2	3	4	0	2	9
Organization costs	0	0	0	41	0	0
Interest expense	481	16	82	1	7	91
Miscellaneous expense	5	5	7	0	6	16
Total Expenses	772	932	1,270	44	363	2,770
Reimbursement by PIMCO	0	0	0	(41)	0	0
Net Expenses	772	932	1,270	3	363	2,770

Net Investment Income	29,185	23,848	53,708	7	51,225	33,345

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	12,905	5,476	478	(582)	18,779	54,673
Net realized gain (loss) on Affiliate investments	8	(25)	29	0	31	12
Net realized gain (loss) on futures contracts, written options and swaps	13,518	305	17,721	588	16,194	141,090
Net realized gain (loss) on foreign currency transactions	0	26,701	(2,015)	7	(2,788)	(66,550)
Net change in unrealized appreciation (depreciation) on investments	42,428	7,605	21,243	(44)	16,158	67,982
Net change in unrealized appreciation on Affiliate investments	0	47	0	0	0	62
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	(80)	(202)	(1,902)	(12)	8,894	(75,455)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	19,219	14,724	351	(4,460)	(10,146)
Net Gain (Loss)	68,779	59,126	50,278	308	52,808	111,668

Net Increase in Net Assets Resulting from Operations	$97,964	$82,974	$103,986	$315	$104,033	$145,013

* Foreign tax withholdings	$0	$0	$0	$0	$0	$0

(1)	Period from October 5, 2010 to March 31, 2011.

30	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

PIMCO Investment Grade Corporate Portfolio	PIMCO Long Duration Corporate Bond Portfolio	PIMCO Mortgage Portfolio	PIMCO Municipal Sector Portfolio	PIMCO Real Return Portfolio	PIMCO Short-Term Portfolio	PIMCO Short-Term Floating NAV Portfolio	PIMCO Short-Term Floating NAV Portfolio II	PIMCO U.S. Government Sector Portfolio

$265,715	$326,823	$214,360	$38,294	$31,377	$67,141	$148,438	$11,395	$113,872
2,425	26	0	0	30	14	0	0	0
192	187	4,061	3	80	52	0	0	1,599
0	11	0	0	0	0	0	0	0
268,332	327,047	218,421	38,297	31,487	67,207	148,438	11,395	115,471

971	1,095	1,510	133	256	288	0	598	1,012
1,457	1,642	2,266	200	385	433	0	897	1,518
20	18	33	3	5	7	0	0	21
0	0	0	0	0	0	0	0	0
28	81	143	1,276	40	1,152	101	49	571
34	38	47	6	5	10	3	12	33
2,510	2,874	3,999	1,618	691	1,890	104	1,556	3,155
0	0	0	0	0	0	0	0	0
2,510	2,874	3,999	1,618	691	1,890	104	1,556	3,155

265,822	324,173	214,422	36,679	30,796	65,317	148,334	9,839	112,316

127,860	43,818	89,552	14,429	31,986	(26,613)	10,318	935	234,873
61	39	741	0	24	8	0	0	142
19,074	27,073	52,493	289	81	(1,787)	0	0	213,768
32	(350)	0	0	1,858	0	0	0	0
64,329	109,564	13,721	(46,431)	17,193	101,369	18,340	1,381	50,865
0	0	0	0	0	0	0	0	12
11,689	(2,919)	(6,490)	217	(1,067)	(3,923)	0	0	(46,019)
0	(4,003)	0	0	(619)	0	0	0	0
223,045	173,222	150,017	(31,496)	49,456	69,054	28,658	2,316	453,641

$488,867	$497,395	$364,439	$5,183	$80,252	$134,371	$176,992	$12,155	$565,957

$8	$6	$0	$0	$0	$0	$0	$0	$0

Annual Report	March 31, 2011	31

Statements of Changes in Net Assets

	PIMCO Asset-Backed Securities Portfolio		PIMCO Developing Local Markets Portfolio		PIMCO Emerging Markets Portfolio

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,185	$26,752	$23,848	$20,711	$53,708	$38,594
Net realized gain (loss)	26,423	(23,866)	32,482	49,366	16,184	(79,768)
Net realized gain (loss) on Affiliate investments	8	11	(25)	34	29	37
Net change in unrealized appreciation (depreciation)	42,348	199,174	26,622	33,018	34,065	152,830
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	47	0	0	0
Net increase resulting from operations	97,964	202,071	82,974	103,129	103,986	111,693

Distributions to Shareholders:
From net investment income	(31,200)	(20,995)	(77,000)	(53,336)	(64,500)	0
From net realized capital gains	0	(10,995)	0	0	0	0
Tax basis return of capital	0	0	0	0	0	(969)

Total Distributions	(31,200)	(31,990)	(77,000)	(53,336)	(64,500)	(969)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(6,052)	(113,119)	87,936	607,958	482,909	(107,218)

Total Increase (Decrease) in Net Assets	60,712	56,962	93,910	657,751	522,395	3,506

Net Assets:
Beginning of year or period	567,843	510,881	734,025	76,274	691,903	688,397
End of year or period*	$628,555	$567,843	$827,935	$734,025	$1,214,298	$691,903

* Including undistributed (overdistributed) net investment income of:	$11,929	$9,142	$11,631	$44,866	$(21,512)	$(21,646)

**	See note 11 in the Notes to Financial Statements.

32	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

PIMCO FX Strategy Portfolio	PIMCO High Yield Portfolio		PIMCO International Portfolio		PIMCO Investment Grade Corporate Portfolio		PIMCO Long Duration Corporate Bond Portfolio

Period from October 5, 2010 to March 31, 2011	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$7	$51,225	$34,199	$33,345	$45,592	$265,822	$268,224	$324,173	$104,909
13	32,185	(16,681)	129,213	205,355	146,966	(38,230)	70,541	32,790
0	31	7	12	(2)	61	132	39	20
295	20,592	162,339	(17,619)	35,414	76,018	1,208,812	102,642	117,545
0	0	0	62	(8)	0	(6)	0	0
315	104,033	179,864	145,013	286,351	488,867	1,438,932	497,395	255,264

(8)	(53,300)	(35,421)	(141,950)	(290,862)	(285,367)	(281,185)	(320,700)	(89,873)
0	0	0	0	0	0	0	(124,875)	(23,745)
0	0	0	0	0	0	0	0	0

(8)	(53,300)	(35,421)	(141,950)	(290,862)	(285,367)	(281,185)	(445,575)	(113,618)

7,608	612,342	(157,265)	(497,660)	838,472	(245,861)	(122,115)	3,414,007	3,477,902

7,915	663,075	(12,822)	(494,597)	833,961	(42,361)	1,035,632	3,465,827	3,619,548

0	364,866	377,688	2,673,135	1,839,174	4,735,767	3,700,135	3,886,734	267,186
$7,915	$1,027,941	$364,866	$2,178,538	$2,673,135	$4,693,406	$4,735,767	$7,352,561	$3,886,734

$6	$24,741	$17,712	$26,579	$85,595	$22,364	$31,211	$41,867	$21,146

Annual Report	March 31, 2011	33

Statements of Changes in Net Assets  (Cont.)

	PIMCO Mortgage Portfolio		PIMCO Municipal Sector Portfolio		PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$214,422	$537,761	$36,679	$49,694	$30,796	$28,545
Net realized gain (loss)	142,045	116,862	14,718	14,470	33,925	58,031
Net realized gain on Affiliate investments	741	39	0	0	24	3
Net change in unrealized appreciation (depreciation)	7,231	582,173	(46,214)	70,424	15,507	(26,374)
Net change in unrealized appreciation (depreciation) on Affiliate investments	0	0	0	0	0	0
Net increase resulting from operations	364,439	1,236,835	5,183	134,588	80,252	60,205

Distributions to Shareholders:
From net investment income	(248,003)	(694,065)	(35,518)	(48,743)	(28,802)	(27,786)
From net realized capital gains	(289,351)	(13,305)	0	0	(35,710)	0

Total Distributions	(537,354)	(707,370)	(35,518)	(48,743)	(64,512)	(27,786)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	2,927,816	(5,189,900)	(467,152)	(215,672)	1,032,933	(699,996)

Total Increase (Decrease) in Net Assets	2,754,901	(4,660,435)	(497,487)	(129,827)	1,048,673	(667,577)

Net Assets:
Beginning of year or period	5,554,742	10,215,177	828,575	958,402	282,676	950,253
End of year*	$8,309,643	$5,554,742	$331,088	$828,575	$1,331,349	$282,676

* Including undistributed (overdistributed) net investment income of:	$51,031	$21,415	$6,196	$4,957	$4,860	$3,385

**	See note 11 in the Notes to Financial Statements.

34	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

PIMCO Short-Term Portfolio		PIMCO Short-TermFloating NAV Portfolio		PIMCO Short-Term Floating NAV Portfolio II		PIMCO U.S. Government Sector Portfolio

Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2011	Period from June 9, 2009 to March 31, 2010	Year Ended March 31, 2011	Year Ended March 31, 2010

$65,317	$67,727	$148,334	$33,253	$9,839	$1,755	$112,316	$101,905
(28,400)	(107,832)	10,318	5,038	935	249	448,641	597,800
8	61	0	0	0	0	142	7
97,446	367,051	18,340	(207)	1,381	203	4,846	(228,041)
0	(5)	0	0	0	0	12	(6)
134,371	327,002	176,992	38,084	12,155	2,207	565,957	471,665

(56,102)	(62,242)	(148,539)	(33,311)	(9,857)	(1,755)	(133,507)	(195,912)
0	0	(7,997)	(2,599)	(690)	(59)	(624,569)	(180,704)

(56,102)	(62,242)	(156,536)	(35,910)	(10,547)	(1,814)	(758,076)	(376,616)

13,866	(483,083)	23,954,916	29,934,453	1,862,148	2,794,234	1,053,302	733,239

92,135	(218,323)	23,975,372	29,936,627	1,863,756	2,794,627	861,183	828,288

1,217,876	1,436,199	35,523,113	5,586,486	2,794,627	0	4,016,293	3,188,005
$1,310,011	$1,217,876	$59,498,485	$35,523,113	$4,658,383	$2,794,627	$4,877,476	$4,016,293

$16,751	$7,213	$0	$0	$(20)	$0	$(464)	$12,959

Annual Report	March 31, 2011	35

Statements of Cash Flows

Year Ended March 31, 2011
(Amounts in thousands)	PIMCO Asset-Backed Securities Portfolio	PIMCO Short-Term Portfolio

Cash flows provided by (used for) operating activities:

Net increase in net assets resulting from operations	$97,964	$134,371

Adjustments to reconcile net increase in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term securities	(3,596,332)	(1,237,412)
Proceeds from sales of long-term securities	3,715,007	947,816
Purchases of short-term portfolio investments, net	(2,633)	(19,166)
Decrease in receivable for investments sold	84,908	1,199
Increase in interest and dividends receivable	(497)	(1,015)
Decrease in swap premiums received (paid)	(42,189)	(8,031)
Decrease in payable to counterparty	(7,051)	(1,920)
Increase in payable for investments purchased	57,356	18,655
Increase in related party fees	4	1
Payment from futures transactions	(1,497)	0
Net change in unrealized (depreciation) on investments, futures, written options, and swaps	(42,348)	(97,446)
Net realized gain (loss) on investments	(12,913)	26,605
Net amortization on long term investments	(2,569)	(656)
Net cash provided by (used for) operating activities	247,210	(236,999)

Cash flows received from financing activities:
Proceeds from shares sold	162,661	660,360
Payment on shares redeemed	(200,711)	(702,876)
Cash dividend paid*	(432)	(331)
Net borrowing (repayment) of reverse repurchase agreements	(210,845)	279,417
Net cash received from (used for) financing activities	(249,327)	236,570

Net Decrease in Cash	(2,117)	(429)

Cash:
Beginning of year	2,118	429
End of year	$1	$0

* Reinvestment of dividends	$30,768	$55,771

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$481	$1,152

36	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Asset-Backed Securities Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 4.6%

BANKING & FINANCE 1.8%

American International Group, Inc.
5.850% due 01/16/2018	$500	$	522

Charlotte Gateway Village LLC
6.410% due 12/01/2016	1,247		1,289

Citigroup, Inc.
1.753% due 01/13/2014	5,600		5,693

General Electric Capital Corp.
6.875% due 01/10/2039	1,000		1,120

Preferred Term Securities XIII Ltd.
0.859% due 03/24/2034	2,003		1,382

Prudential Financial, Inc.
6.625% due 12/01/2037	1,000		1,090

			11,096

INDUSTRIALS 2.8%

CVS Pass-Through Trust
5.880% due 01/10/2028	1,733		1,759

Masco Corp.
5.875% due 07/15/2012	5,000		5,234

Northwest Airlines Pass-Through Trust
0.790% due 02/06/2015	1,336		1,263

Times Square Hotel Trust
8.528% due 08/01/2026	6,651		7,327

UAL Pass-Through Trust
6.636% due 01/02/2024	1,696		1,713

			17,296

Total Corporate Bonds & Notes (Cost $27,837)			28,392

MUNICIPAL BONDS & NOTES 0.6%

TEXAS 0.2%

North Texas State Higher Education Authority
1.466% due 04/01/2040	1,400		1,395

WEST VIRGINIA 0.4%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,785		2,645

Total Municipal Bonds & Notes (Cost $4,961)			4,040

U.S. GOVERNMENT AGENCIES 18.3%

Fannie Mae
0.380% due 03/25/2036	188		174
0.490% due 08/25/2031-05/25/2032	371		338
0.600% due 12/25/2016 -11/25/2032	8		8
0.681% due 09/17/2027	7		6
0.700% due 02/25/2033	312		313
0.731% due 06/25/2021 -10/25/2021	74		74
0.760% due 10/25/2031	33		33
0.781% due 01/25/2020 - 03/25/2022	122		122
0.831% due 12/25/2021	25		25
0.854% due 11/18/2031	18		18
0.900% due 11/25/2031	332		335
0.981% due 04/25/2022	19		19
1.031% due 05/25/2022	37		38
1.131% due 05/25/2018 - 10/25/2020	102		103
1.181% due 08/25/2023	55		56
1.250% due 04/25/2032	34		35

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
1.281% due 12/25/2023	$71	$	72
1.431% due 10/25/2022 - 09/25/2023	47		48
1.518% due 03/01/2044 - 10/01/2044	219		219
1.629% due 02/01/2033	506		518
1.718% due 11/01/2030 - 10/01/2040	135		137
1.750% due 12/25/2023	88		89
1.936% due 09/01/2033	94		96
1.947% due 06/01/2033	58		60
2.022% due 09/01/2033	24		25
2.061% due 07/01/2035	94		98
2.075% due 08/01/2033	127		132
2.088% due 01/01/2035	46		48
2.117% due 02/01/2035	76		79
2.226% due 03/01/2035	83		85
2.247% due 02/01/2035	51		53
2.297% due 12/01/2035	58		60
2.320% due 11/01/2035	12		12
2.324% due 12/01/2033	2		2
2.342% due 11/01/2034	97		101
2.345% due 11/01/2032	164		171
2.356% due 03/01/2030	17		18
2.375% due 03/01/2029	9		9
2.377% due 10/01/2032	27		29
2.383% due 04/01/2018	10		10
2.386% due 09/01/2030	38		40
2.413% due 04/01/2032	79		80
2.431% due 03/01/2033	5		6
2.440% due 03/01/2027	54		56
2.450% due 08/01/2033	72		75
2.479% due 05/01/2034	109		114
2.488% due 09/01/2033	28		30
2.492% due 04/01/2033	49		51
2.500% due 09/01/2032	25		26
2.510% due 08/01/2032	21		22
2.525% due 01/01/2033	50		50
2.531% due 07/01/2033	56		59
2.558% due 05/25/2035	982		1,010
2.565% due 03/01/2035	37		39
2.572% due 03/01/2032	45		46
2.585% due 11/01/2034	8		8
2.590% due 05/01/2033	182		189
2.597% due 07/01/2033	44		47
2.629% due 10/01/2034	25		26
2.642% due 04/01/2034	15		16
2.655% due 07/01/2034	57		57
2.715% due 05/01/2031	13		13
2.758% due 10/01/2026 - 11/01/2040	150		151
2.770% due 09/01/2033	50		52
2.795% due 11/01/2024	92		98
2.816% due 06/01/2033	47		47
2.842% due 09/01/2033	4		5
2.884% due 10/01/2033	15		15
2.915% due 09/01/2033	69		70
2.939% due 09/01/2033	81		85
3.010% due 12/25/2021	8		8
3.129% due 06/01/2033	147		148
3.171% due 05/01/2025	22		22
3.220% due 10/01/2031	35		35
3.226% due 08/01/2035	112		117
3.375% due 09/01/2015 - 01/01/2029	159		163
3.824% due 05/01/2036	111		113
4.000% due 11/25/2033 - 04/01/2041	12,085		11,874
4.250% due 10/01/2027 - 03/25/2033	19		20
4.500% due 09/25/2018 - 05/01/2040	25,472		26,058
4.615% due 08/01/2018	29		29
4.756% due 03/01/2035	103		107
4.962% due 12/01/2014	7		6
5.000% due 06/25/2023 - 11/25/2032	502		519

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.001% due 12/01/2036	$123	$	129
5.010% due 11/01/2019	22		22
5.020% due 02/01/2018	8		7
5.050% due 12/01/2017	11		11
5.115% due 03/01/2019	18		18
5.122% due 01/01/2015	15		14
5.370% due 08/25/2043	694		749
5.450% due 01/01/2037	64		67
5.500% due 04/25/2017 - 05/01/2041	46,803		50,001
5.628% due 04/01/2036	130		140
5.631% due 12/01/2036	92		98
5.636% due 04/01/2036	16		17
5.731% due 05/01/2036	46		48
5.842% due 12/01/2036	106		112
5.850% due 09/16/2028	11		11
6.000% due 03/25/2016	45		47
6.440% due 07/01/2036	731		795
6.500% due 06/25/2028	72		79
6.510% due 08/01/2036	1,040		1,134
6.520% due 05/25/2037 (b)	7,934		1,298
6.770% due 01/18/2029	130		130
7.000% due 02/01/2019 - 07/25/2042	46		52
7.500% due 08/25/2021 - 07/25/2022	105		118
7.875% due 11/01/2018	12		13
8.500% due 05/01/2017 - 04/01/2032	329		382
9.375% due 04/01/2016	101		114
15.319% due 08/25/2021	57		73

Farmer Mac
7.526% due 01/25/2012	256		256

Federal Housing Administration
7.430% due 03/01/2021	4		4

Freddie Mac
0.220% due 05/04/2011 (e)	2,049		2,049
0.505% due 10/15/2032	45		45
0.509% due 08/25/2031	159		155
0.605% due 12/15/2029	41		41
0.610% due 10/25/2029	2		2
0.705% due 12/15/2031	17		17
0.762% due 02/15/2024	53		53
0.805% due 08/15/2031	72		73
0.862% due 04/15/2022	11		11
0.962% due 03/15/2020	40		40
1.012% due 06/15/2022	41		41
1.212% due 05/15/2023	71		71
1.262% due 02/15/2021	16		16
1.412% due 05/15/2023	23		23
1.513% due 10/25/2044	893		882
1.518% due 02/25/2045	50		49
1.718% due 07/25/2044	1,830		1,816
1.750% due 02/01/2017	5		5
2.090% due 09/25/2023	788		791
2.358% due 02/01/2035	77		80
2.367% due 10/01/2034	77		81
2.386% due 03/01/2028	10		10
2.427% due 01/01/2035	76		80
2.428% due 02/01/2035	80		85
2.472% due 02/01/2035	43		45
2.480% due 03/01/2034	100		104
2.482% due 12/01/2033	172		181
2.487% due 11/01/2034	125		131
2.490% due 11/01/2023	7		8
2.494% due 02/01/2035	145		153
2.500% due 11/01/2034	149		156
2.509% due 09/01/2028	26		26
2.513% due 08/01/2029	2		2
2.515% due 10/01/2033	9		10
2.520% due 09/01/2035	34		36
2.546% due 02/01/2026	14		15
2.552% due 02/01/2022	12		12
2.570% due 09/01/2033	178		187
2.572% due 01/01/2035	21		22
2.583% due 04/01/2032	175		176

See Accompanying Notes	Annual Report	March 31, 2011	37

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.593% due 04/01/2034	$71	$	73
2.598% due 04/01/2033	8		8
2.625% due 08/01/2032	8		9
2.645% due 02/01/2036	73		77
2.651% due 11/01/2027	102		108
2.656% due 01/01/2032	10		11
2.676% due 03/01/2032	132		139
2.695% due 03/01/2030	42		42
2.749% due 08/01/2023	27		28
2.820% due 10/15/2022	25		26
2.829% due 08/01/2030 - 03/01/2033	96		100
2.961% due 04/01/2032	125		126
3.020% due 09/01/2035	66		70
3.212% due 03/01/2025	76		79
3.497% due 07/01/2037	90		94
3.972% due 04/01/2035	185		186
4.000% due 10/15/2033	268		270
4.151% due 01/01/2035	82		86
4.500% due 08/15/2017 - 09/15/2018	241		249
5.000% due 08/15/2019 - 02/15/2036	799		814
5.438% due 05/01/2026	36		36
5.500% due 05/15/2036	130		141
5.561% due 04/01/2036	85		91
5.826% due 08/01/2031	203		210
6.500% due 10/15/2013 - 07/25/2043	1,168		1,352
7.000% due 06/15/2029	100		109
7.500% due 02/15/2023 - 01/15/2031	40		45
8.000% due 03/15/2023	69		69
9.250% due 11/15/2019	11		13
9.500% due 04/15/2020	14		15
16.690% due 09/15/2014	9		10

Ginnie Mae
0.654% due 02/20/2029	4		4
1.875% due 11/20/2031	17		18
2.125% due 10/20/2026 - 10/20/2033	136		140
2.625% due 09/20/2028 - 09/20/2033	280		290
3.000% due 09/20/2018 - 01/20/2034	65		67
3.250% due 02/20/2030	136		142
3.375% due 04/20/2017 - 05/20/2032	317		330
4.000% due 04/20/2016 - 04/20/2019	27		28

Total U.S. Government Agencies (Cost $113,675)			115,094

U.S. TREASURY OBLIGATIONS 30.6%

U.S. Treasury Bonds
9.875% due 11/15/2015 (e)(h)	14,800		19,939

U.S. Treasury Notes
1.250% due 08/31/2015	37,000		35,818
2.125% due 12/31/2015	42,000		41,954
2.375% due 08/31/2014	1,600		1,646
3.125% due 10/31/2016	90,100		93,134

Total U.S. Treasury Obligations (Cost $194,408)			192,491

MORTGAGE-BACKED SECURITIES 38.3%

American Home Mortgage Investment Trust
2.250% due 02/25/2045	328		302
2.460% due 06/25/2045	235		197

Banc of America Commercial Mortgage, Inc.
4.772% due 07/11/2043	25		25

Banc of America Funding Corp.
5.460% due 01/26/2037	289		290
5.864% due 01/20/2047	62		44

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Banc of America Mortgage Securities, Inc.
2.748% due 07/25/2033	$414	$	392
2.840% due 05/25/2033	326		328
2.867% due 06/25/2034	399		374
2.874% due 12/25/2033	461		435
2.982% due 02/25/2033	122		104
3.157% due 11/25/2034	345		283
3.218% due 11/25/2033	138		137
3.232% due 10/25/2035	3,263		2,699

Bear Stearns Adjustable Rate Mortgage Trust
2.387% due 02/25/2036	587		436
2.560% due 10/25/2035	435		398
2.754% due 08/25/2033	68		68
2.770% due 02/25/2033	22		20
2.803% due 04/25/2034	282		254
2.816% due 04/25/2034	2,030		1,706
2.839% due 05/25/2034	29		28
2.859% due 01/25/2034	226		229
2.864% due 02/25/2034	876		789
2.954% due 07/25/2034	3		2
3.045% due 10/25/2034	271		249
3.129% due 05/25/2033	789		505
3.336% due 10/25/2034	280		220
3.392% due 11/25/2030	28		29
4.137% due 05/25/2034	66		66
5.297% due 05/25/2047	2,663		2,064

Bear Stearns Alt-A Trust
2.568% due 03/25/2035	254		192
2.612% due 12/25/2033	1,328		1,285
2.643% due 05/25/2035	613		517
2.663% due 01/25/2036	1,709		996
2.802% due 02/25/2036 (a)	38		20
2.929% due 08/25/2036 (a)	1,521		824
5.999% due 08/25/2036	4,248		2,918

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019	3,679		3,624
0.905% due 03/15/2019	2,500		1,890

Bear Stearns Mortgage Securities, Inc.
3.576% due 06/25/2030	88		89

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	2,777		1,859
5.222% due 12/26/2046	1,807		1,290

Bella Vista Mortgage Trust
0.503% due 05/20/2045	125		75

Carey Commercial Mortgage Trust
5.970% due 09/20/2019	337		340

CBA Commercial Small Balance Commercial Mortgage
0.530% due 12/25/2036	629		530

CC Mortgage Funding Corp.
0.848% due 01/25/2035	1,248		649

Chase Commercial Mortgage Securities Corp.
6.650% due 07/15/2032	1,000		1,004

Chase Mortgage Finance Corp.
5.387% due 01/25/2036	378		119

Citicorp Mortgage Securities, Inc.
2.046% due 11/25/2018	28		28

Citigroup Mortgage Loan Trust, Inc.
0.580% due 12/25/2034	677		624
1.050% due 08/25/2035	555		439
2.670% due 12/25/2035	385		375
2.820% due 12/25/2035	145		135
2.909% due 08/25/2035	629		608

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	374		285

Commercial Mortgage Pass-Through Certificates
0.480% due 02/05/2019	360		357
5.479% due 02/05/2019	3,000		3,004
8.000% due 08/15/2033	1,500		1,498

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Community Program Loan Trust
4.500% due 10/01/2018	$1,251	$	1,263
4.500% due 04/01/2029	500		475

Countrywide Alternative Loan Trust
0.440% due 09/25/2046	1,959		1,102
0.440% due 11/25/2046	158		98
0.448% due 12/20/2046	6,705		3,867
0.454% due 07/20/2046	3,282		1,480
0.464% due 03/20/2046	1,057		619
0.464% due 07/20/2046	2,860		1,291
0.500% due 05/25/2035	427		209
0.520% due 02/25/2036	402		238
0.530% due 12/25/2035	571		406
0.540% due 11/25/2035	156		89
0.560% due 10/25/2035	221		142
0.574% due 11/20/2035	1,100		678
0.580% due 10/25/2035	191		121
0.650% due 03/25/2034	41		39
0.750% due 05/25/2035	1,385		1,100
0.750% due 09/25/2047	94		19
1.020% due 11/25/2035	7,176		4,308
1.154% due 08/25/2046	4,538		2,734
1.312% due 02/25/2036	1,691		1,139
4.250% due 03/25/2034	112		112
4.250% due 02/25/2035	63		63
5.500% due 08/25/2034	139		141
5.500% due 03/25/2036	162		118
5.750% due 03/25/2037	1,500		1,113
5.801% due 08/25/2036	731		736
6.000% due 10/25/2032	8		8
6.250% due 12/25/2033	459		474
6.250% due 08/25/2037	906		602
6.500% due 11/25/2031	434		449

Countrywide Home Loan Mortgage Pass-Through Trust
0.540% due 04/25/2035	151		102
0.550% due 03/25/2035	119		77
0.570% due 03/25/2035	6,127		4,022
0.590% due 02/25/2035	161		123
0.640% due 02/25/2035	402		136
0.650% due 08/25/2018	91		88
0.710% due 09/25/2034	594		182
0.750% due 03/25/2034	29		29
0.790% due 02/25/2035	572		490
2.118% due 06/19/2031	11		10
2.701% due 07/19/2033	275		248
2.768% due 05/19/2033	46		43
2.812% due 02/20/2035	13		11
2.984% due 08/25/2034	573		456
2.989% due 02/19/2034	57		30
3.017% due 02/20/2036	852		713
3.022% due 02/19/2034	73		70
3.171% due 02/25/2034	393		347
3.291% due 04/25/2035	437		96
4.500% due 10/25/2018	363		372
5.000% due 11/25/2018	149		154
5.250% due 02/20/2036	534		379
5.500% due 08/25/2033	701		539

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032	115		100
2.495% due 07/25/2033	95		92
2.520% due 06/25/2033	815		794
2.728% due 10/25/2033	587		531
3.446% due 12/25/2032	130		111
5.500% due 11/25/2035	771		660
5.750% due 04/25/2033	116		120
6.250% due 07/25/2035	1,207		1,196
6.500% due 04/25/2033	47		50
7.000% due 02/25/2033	50		54

Credit Suisse Mortgage Capital Certificates
0.485% due 04/15/2021	4,940		4,918
0.485% due 10/15/2021	795		778
5.171% due 08/27/2037	299		301
5.346% due 07/27/2036	900		900

38	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.383% due 02/15/2040	$500	$	516
5.509% due 04/15/2047	2,000		2,080

Credit-Based Asset Servicing & Securitization LLC
5.970% due 10/25/2036	2,607		2,731

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	500		516

Downey Savings & Loan Association Mortgage Loan Trust
1.252% due 04/19/2047	1,763		1,204

Drexel Burnham Lambert CMO Trust
1.011% due 05/01/2016	37		37

First Horizon Alternative Mortgage Securities
2.365% due 06/25/2034	4,945		4,602
2.380% due 03/25/2035	481		346
2.452% due 11/25/2035	4,475		3,073

First Horizon Asset Securities, Inc.
2.742% due 02/25/2035	445		408

First Republic Mortgage Loan Trust
0.605% due 11/15/2031	730		676
0.730% due 06/25/2030	72		70

GMAC Commercial Mortgage Securities, Inc.
5.713% due 10/15/2038	476		492
6.500% due 05/15/2035	6		6

GMAC Mortgage Corp. Loan Trust
3.386% due 05/25/2035	74		66

Greenpoint Mortgage Funding Trust
0.460% due 04/25/2036	565		336
0.470% due 06/25/2045	522		351
0.480% due 06/25/2045	494		324

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	451		386

Greenwich Capital Acceptance, Inc.
3.330% due 06/25/2024	46		44

Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	50		53

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	475		475
2.364% due 03/06/2020	4,500		4,506

GSMPS Mortgage Loan Trust
7.000% due 06/25/2043	1,915		1,948
8.000% due 09/19/2027	874		894

GSR Mortgage Loan Trust
0.600% due 01/25/2034	72		70
2.772% due 09/25/2035	80		73
2.784% due 01/25/2036	1,415		1,237
2.815% due 09/25/2035	151		150
6.000% due 03/25/2032	0		1

Harborview Mortgage Loan Trust
0.434% due 07/19/2046	2,162		1,337
0.444% due 02/19/2046	1,026		606
0.474% due 05/19/2035	626		430
0.494% due 03/19/2036	748		474
0.604% due 01/19/2035	99		64
0.624% due 02/19/2034	64		58
2.335% due 11/19/2034	81		71
2.930% due 08/19/2034	529		423
3.010% due 12/19/2035	85		69
3.358% due 06/19/2045	180		105

HSI Asset Securitization Corp. Trust
0.570% due 07/25/2035	328		265

Impac CMB Trust
1.150% due 10/25/2033	636		566

Impac Secured Assets CMN Owner Trust
0.310% due 03/25/2037	238		229
0.600% due 05/25/2036	330		292
0.680% due 08/25/2036	2,515		1,778
1.190% due 11/25/2034	90		80

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Indymac ARM Trust
1.959% due 01/25/2032	$20	$	17

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046	1,486		886
0.490% due 04/25/2035	448		306
0.530% due 03/25/2035	354		260
0.550% due 06/25/2037 (a)	341		138
0.570% due 02/25/2035	1,877		1,281
1.470% due 09/25/2034	349		211
2.677% due 12/25/2034	2,799		2,126

Indymac Loan Trust
0.470% due 10/25/2013 (a)	41		14

JPMorgan Alternative Loan Trust
0.748% due 06/27/2037	10,876		9,270

JPMorgan Chase Commercial Mortgage Securities Corp.
0.705% due 07/15/2019	1,000		903

JPMorgan Mortgage Trust
2.733% due 06/25/2035	473		413
4.881% due 04/25/2035	148		142
5.101% due 10/25/2035	500		421
5.301% due 10/25/2035	214		185

JPMorgan Re-REMIC
5.256% due 04/20/2036	689		694
5.593% due 07/27/2037	192		195
5.601% due 01/27/2047	820		843
6.000% due 02/27/2037	1,335		1,370

Kidder Peabody Mortgage Assets Trust
6.500% due 02/22/2017	29		33

LB Commercial Conduit Mortgage Trust
6.000% due 10/15/2035	674		675

LB Mortgage Trust
8.456% due 01/20/2017	137		137

LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	100		105

MASTR Adjustable Rate Mortgages Trust
0.580% due 12/25/2034	1,780		1,293
2.411% due 12/25/2033	155		118
2.874% due 01/25/2034	3		2

MASTR Asset Securitization Trust
5.500% due 06/25/2033	785		816
5.500% due 09/25/2033	2,076		2,148

Mellon Residential Funding Corp.
0.735% due 06/15/2030	408		403
0.955% due 11/15/2031	48		46

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	500		518

Merrill Lynch Mortgage Investors, Inc.
2.569% due 08/25/2033	571		121

MLCC Mortgage Investors, Inc.
0.620% due 03/25/2028	125		112
0.870% due 08/25/2028	51		49
0.890% due 10/25/2028	626		606
1.707% due 10/25/2035	76		69
2.098% due 01/25/2029	118		116
2.208% due 04/25/2035	147		141

Morgan Stanley Capital I
0.315% due 10/15/2020	11		11
5.203% due 11/14/2042	1,090		1,174
5.692% due 04/15/2049	500		527
5.731% due 07/12/2044	3,000		3,279

Morgan Stanley Mortgage Loan Trust
0.520% due 09/25/2035	61		54
2.659% due 10/25/2034	249		237

Morgan Stanley Re-REMIC Trust
5.808% due 08/15/2045	2,900		3,133

Nomura Asset Acceptance Corp.
7.500% due 03/25/2034	1,368		1,398

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Ocwen Residential MBS Corp.
6.848% due 06/25/2039 (a)	$116	$	3

Prudential Securities Secured Financing Corp.
2.650% due 05/25/2022	76		75

RBSCF Trust
6.068% due 09/17/2039	1,266		1,389

RBSSP Resecuritization Trust
4.868% due 12/26/2036	7,054		7,118

Residential Accredit Loans, Inc.
0.440% due 04/25/2046	2,974		1,878
0.460% due 04/25/2046	190		81
0.650% due 03/25/2033	123		113
0.650% due 10/25/2045	4,209		2,555
3.693% due 09/25/2034	35		35

Residential Asset Mortgage Products, Inc.
7.000% due 06/25/2032	27		28

Residential Asset Securitization Trust
0.600% due 10/25/2018	124		122
0.700% due 02/25/2034	265		252

Residential Funding Mortgage Securities I
0.650% due 07/25/2018	107		101
5.500% due 12/25/2034	1,300		1,225
5.600% due 02/25/2036	254		175
6.500% due 03/25/2032	2		2

SACO I, Inc.
7.000% due 08/25/2036	24		25

Salomon Brothers Mortgage Securities VII, Inc.
0.750% due 05/25/2032	110		91
2.827% due 12/25/2030	1,580		1,648
3.199% due 09/25/2033	29		29
8.500% due 05/25/2032	575		571

Sequoia Mortgage Trust
0.484% due 02/20/2035	496		438
0.564% due 11/20/2034	138		131
0.604% due 10/19/2026	211		186
0.634% due 10/20/2027	88		82
0.654% due 10/20/2027	150		145
0.755% due 02/20/2034	545		448
0.934% due 10/20/2027	576		486
0.972% due 05/20/2034	1,688		1,573
1.850% due 08/20/2034	371		342
1.925% due 06/20/2034	160		145
2.095% due 09/20/2032	109		106

Structured Adjustable Rate Mortgage Loan Trust
0.590% due 08/25/2035	2,143		1,776
0.740% due 06/25/2034	1,066		889
1.712% due 01/25/2035	703		411
2.585% due 02/25/2034	485		262
2.622% due 03/25/2034	375		375

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	1		1
0.530% due 02/25/2036	746		453
0.560% due 12/25/2035	789		497
0.604% due 03/19/2034	711		376
0.854% due 07/19/2034	2,277		1,240
1.094% due 10/19/2033	174		157
4.696% due 05/02/2030	192		155

Structured Asset Securities Corp.
1.881% due 02/25/2032	39		35
2.348% due 10/25/2031	47		48
2.586% due 06/25/2033	1,423		1,400
2.692% due 06/25/2033	524		442
2.755% due 07/25/2032	24		21
2.768% due 06/25/2032	19		2
5.500% due 07/25/2033	61		61
6.925% due 11/25/2032	12		12
7.500% due 10/25/2036	2,852		2,848

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	359		355

See Accompanying Notes	Annual Report	March 31, 2011	39

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Travelers Mortgage Services, Inc.
2.598% due 09/25/2018	$56	$	56

UBS Commercial Mortgage Trust
1.155% due 07/15/2024	4,937		4,767

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020	73		68
0.345% due 09/15/2021	8,157		8,087
0.374% due 09/15/2021	1,000		951
0.451% due 10/15/2041 (b)	86,972		1,623

Wachovia Mortgage Loan Trust LLC
5.308% due 10/20/2035	2,426		2,314

WaMu Mortgage Pass-Through Certificates
0.021% due 12/19/2039	565		392
0.509% due 11/25/2045	1,184		1,005
0.520% due 12/25/2045	2,337		1,983
0.540% due 07/25/2045	1,060		883
0.540% due 10/25/2045	536		466
0.560% due 01/25/2045	1,957		1,660
0.570% due 07/25/2045	4,283		3,589
0.610% due 11/25/2034	230		197
0.620% due 11/25/2034	738		563
0.640% due 10/25/2044	2,104		1,790
0.670% due 06/25/2044	195		148
0.670% due 07/25/2044	163		131
0.750% due 07/25/2044	130		81
1.312% due 02/25/2046	881		700
1.382% due 01/25/2046	2,282		1,865
1.514% due 05/25/2041	311		300
1.687% due 11/25/2041	164		140
1.712% due 06/25/2042	653		548
1.712% due 08/25/2042	907		825
1.712% due 04/25/2044	651		536
2.255% due 03/25/2033	606		585
2.502% due 04/25/2033	341		311
2.607% due 01/25/2033	439		428
2.687% due 06/25/2034	417		420
2.696% due 06/25/2033	17		17
2.712% due 08/25/2033	48		32
2.734% due 02/27/2034	1,452		1,493
2.758% due 11/25/2041	16		14
2.769% due 09/25/2035	300		277
3.648% due 02/25/2037	3,277		2,633
5.695% due 02/25/2037	1,625		1,248

Washington Mutual MSC Mortgage Pass-Through Certificates
0.750% due 01/25/2018	70		69
2.359% due 02/25/2033	59		55
2.450% due 12/25/2032	597		586
2.766% due 11/25/2030	96		87
5.750% due 03/25/2033	819		851
6.000% due 03/25/2033	424		438

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	2,034		1,695
2.656% due 02/25/2033	12		12
2.742% due 12/25/2034	574		551
2.747% due 01/25/2035	186		186
2.772% due 03/25/2036	3,821		3,421
2.870% due 05/25/2035	563		453
2.888% due 10/25/2035	12		12
4.454% due 11/25/2033	534		549
5.143% due 07/25/2036	1,153		958

Total Mortgage-Backed Securities (Cost $252,092)			240,779

ASSET-BACKED SECURITIES 44.7%

Aames Mortgage Investment Trust
1.050% due 10/25/2035	1,276		1,239

ABFS Mortgage Loan Trust
0.750% due 04/25/2034	142		136
6.785% due 07/15/2033	1,975		1,381

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Access Group, Inc.
1.603% due 10/27/2025	$2,152	$	2,175

Accredited Mortgage Loan Trust
0.460% due 12/25/2035	38		37

ACE Securities Corp.
0.340% due 06/25/2037	334		328
1.300% due 12/25/2033	1,150		963

AFC Home Equity Loan Trust
0.520% due 04/25/2028	501		357
0.850% due 07/25/2028	834		640

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,055		1,045

American Home Mortgage Investment Trust
0.430% due 08/25/2035	29		8

American Residential Eagle Certificate Trust
1.250% due 05/25/2028	405		385

Ameriquest Mortgage Securities, Inc.
0.470% due 12/25/2035	107		104
1.600% due 02/25/2033	2,197		1,771

AMMC CDO
0.544% due 08/08/2017	6,325		5,938

Amortizing Residential Collateral Trust
0.520% due 06/25/2032	52		45
0.530% due 01/25/2032	45		35
0.830% due 07/25/2032	20		19
0.950% due 08/25/2032	17		14

Amresco Residential Securities Mortgage Loan Trust
0.744% due 06/25/2028	122		94
0.804% due 06/25/2027	248		233
0.804% due 09/25/2027	500		414

Argent Securities, Inc.
0.740% due 10/25/2035	1,000		342
0.950% due 10/25/2033	2,746		2,255

Asset-Backed Funding Certificates
0.310% due 01/25/2037	34		34
0.360% due 10/25/2036	117		117
0.600% due 06/25/2034	6,041		4,946
0.670% due 03/25/2035	4,791		4,211
0.930% due 04/25/2033	1,036		866
1.270% due 03/25/2032	1,265		1,099
4.420% due 06/25/2035	20		20

Asset-Backed Securities Corp. Home Equity
0.775% due 06/15/2031	143		133
1.605% due 04/15/2033	123		106

Bayview Financial Acquisition Trust
5.500% due 12/28/2035	155		150

Bayview Financial Asset Trust
0.650% due 12/25/2039	395		280

Bear Stearns Asset-Backed Securities Trust
0.320% due 12/25/2036	512		478
0.330% due 10/25/2036	202		194
0.370% due 05/25/2037	147		140
0.400% due 08/25/2036	34		34
0.580% due 01/25/2036	120		119
0.650% due 10/27/2032	32		30
0.700% due 12/25/2033	1,941		1,766
0.740% due 06/25/2036	1,100		664
0.750% due 09/25/2034	324		258
0.840% due 06/25/2043	1,564		1,421
0.910% due 10/25/2032	97		87
0.930% due 09/25/2035	2,994		2,809
1.250% due 10/25/2037	5,397		1,595
1.250% due 11/25/2042	54		49
1.450% due 10/25/2032	311		279
1.500% due 08/25/2037	4,918		2,972
1.750% due 11/25/2042	283		258
1.850% due 10/25/2037	1,500		539
3.168% due 10/25/2036	2,578		1,816

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.419% due 07/25/2036	$1,931	$	932
5.250% due 10/25/2033	1,588		1,588
5.500% due 01/25/2034	143		146
5.500% due 06/25/2034	1,669		1,662
5.500% due 12/25/2035	580		504

Bear Stearns Second Lien Trust
1.050% due 12/25/2036	5,000		741

Bear Stearns Structured Products, Inc.
1.250% due 03/25/2037	780		688

Carrington Mortgage Loan Trust
0.730% due 10/25/2035	1,000		567

CDC Mortgage Capital Trust
0.870% due 01/25/2033	45		34
1.300% due 01/25/2033	1,044		844

Centex Home Equity
0.730% due 06/25/2034	17		14
0.940% due 09/25/2034	268		141
5.160% due 09/25/2034	1,408		1,206

Chase Funding Mortgage Loan Asset-Backed Certificates
0.790% due 04/25/2033	3		3
0.830% due 11/25/2034	3		3
4.515% due 02/25/2014	161		161
4.537% due 09/25/2032	7		4

CIT Group Home Equity Loan Trust
0.900% due 12/25/2031	762		422

CIT Mortgage Loan Trust
1.500% due 10/25/2037	400		295

Citibank Omni Master Trust
3.005% due 08/15/2018	9,200		9,751

Citigroup Mortgage Loan Trust, Inc.
0.330% due 01/25/2037	114		87
0.360% due 08/25/2036	487		450
5.550% due 08/25/2035	500		374
5.629% due 08/25/2035	2,777		2,080

Conseco Finance
0.955% due 08/15/2033	161		123

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032	1,692		1,309

Conseco Financial Corp.
6.180% due 04/01/2030	880		906
6.220% due 03/01/2030	2,892		3,048
6.240% due 12/01/2028	167		174
6.530% due 04/01/2030	629		657
6.760% due 03/01/2030	252		264
6.810% due 12/01/2028	3,179		3,272
6.860% due 03/15/2028	20		21
6.860% due 07/15/2029	242		253
6.870% due 04/01/2030	39		41
7.070% due 01/15/2029	43		45
7.140% due 03/15/2028	324		348
7.140% due 01/15/2029	144		154
7.290% due 03/15/2028	161		170
7.360% due 02/15/2029	22		23
7.550% due 01/15/2029	1,329		1,444
7.620% due 06/15/2028	81		85

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037	432		421
0.330% due 03/25/2037	1,164		1,151
0.330% due 06/25/2037	28		28
0.330% due 10/25/2047	291		287
0.430% due 09/25/2036	1,237		1,051
0.440% due 06/25/2036	964		834
0.480% due 09/25/2034	91		86
0.530% due 04/25/2034	8		7
0.590% due 05/25/2036	15		10
0.620% due 12/25/2034	55		50
0.620% due 04/25/2036	579		275
0.640% due 11/25/2034	1,404		1,310
0.710% due 05/25/2046	2,960		2,151

40	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.720% due 11/25/2033	$132	$	119
0.730% due 12/25/2031	144		80
0.750% due 09/25/2032	352		293
0.850% due 11/25/2033	29		24
0.870% due 09/25/2033	285		246
0.900% due 10/25/2034	5,946		3,513
0.930% due 06/25/2033	23		16
1.150% due 05/25/2032	389		354
5.125% due 12/25/2034	3,873		1,389
5.413% due 01/25/2034	142		94
5.736% due 05/25/2036	500		245

Credit Suisse First Boston Mortgage Securities Corp.
0.610% due 05/25/2044	88		82
0.870% due 01/25/2032	13		10

Credit-Based Asset Servicing & Securitization LLC
0.310% due 04/25/2037	1,461		1,060
0.680% due 01/25/2036	1,000		56
0.690% due 04/25/2036	176		165
1.150% due 11/25/2033	1,910		1,769
2.350% due 01/25/2031	74		74
5.028% due 08/25/2035	295		296
5.303% due 12/25/2035	369		361

Denver Arena Trust
6.940% due 11/15/2019	1,102		1,132

EMC Mortgage Loan Trust
0.700% due 12/25/2042	1,894		1,267
1.000% due 08/25/2040	996		730

Equifirst Mortgage Loan Trust
3.750% due 09/25/2033	1,023		997

Equity One ABS, Inc.
0.500% due 07/25/2034	76		52
0.550% due 04/25/2034	1,290		1,005
0.590% due 07/25/2034	5		4

First Alliance Mortgage Loan Trust
0.464% due 09/20/2027	20		14
2.500% due 10/25/2024	4		3
8.020% due 03/20/2031	15		13

First Franklin Mortgage Loan Asset-Backed Certificates
0.310% due 10/25/2036	852		826
0.360% due 06/25/2036	286		284
0.360% due 12/25/2037	785		520
0.870% due 11/25/2031	161		129

First NLC Trust
0.320% due 08/25/2037	409		270

Fremont Home Loan Trust
0.360% due 02/25/2036	59		59

Gia Investment Grade CDO Ltd.
0.902% due 04/01/2013	331		327

GMAC Mortgage Corp. Loan Trust
1.000% due 02/25/2031	663		581

Greenpoint Manufactured Housing
7.590% due 11/15/2028	17		18

GSAA Trust
0.520% due 06/25/2035	480		386

GSAMP Trust
0.400% due 10/25/2036	6,750		459
0.600% due 01/25/2045	282		224
0.740% due 09/25/2035	2,000		1,302
1.074% due 03/25/2034	2,356		2,013
1.224% due 08/25/2033	46		29

GSRPM Mortgage Loan Trust
0.370% due 03/25/2035	237		234
0.950% due 01/25/2032	223		207

Home Equity Asset Trust
0.310% due 05/25/2037	875		854
0.340% due 08/25/2037	173		168
0.400% due 10/25/2036	100		47
0.850% due 11/25/2032	1		1

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
1.044% due 07/25/2034	$726	$	574
1.170% due 02/25/2033	1		1

Home Equity Mortgage Trust
0.430% due 05/25/2036	838		792
5.300% due 05/25/2036	135		51
5.821% due 04/25/2035	316		214

HSBC Asset Loan Obligation
0.310% due 12/25/2036	56		55

HSBC Home Equity Loan Trust
0.364% due 03/20/2036	12		12
0.404% due 03/20/2036	3,147		2,966
0.414% due 01/20/2036	141		130
0.434% due 01/20/2036	1,161		1,070
0.544% due 01/20/2034	319		293
0.784% due 01/20/2034	678		611

HSI Asset Securitization Corp. Trust
0.300% due 12/25/2036	678		653

IMC Home Equity Loan Trust
7.310% due 11/20/2028	76		75

Indymac Home Equity Loan Asset-Backed Trust
1.600% due 07/25/2034	1,000		829

Indymac Residential Asset-Backed Trust
0.410% due 07/25/2037	263		181

Irwin Home Equity Corp.
1.600% due 02/25/2029	654		557

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036	200		195
0.310% due 05/25/2037	743		703
0.320% due 01/25/2037	2,515		2,413
0.330% due 08/25/2036	4		1
0.360% due 08/25/2036	2,208		974

L.A. Arena Funding LLC
7.656% due 12/15/2026	2,430		2,537

Lake Country Mortgage Loan Trust
0.780% due 12/25/2032	470		466

Lehman XS Trust
0.400% due 04/25/2037	219		153

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	229		192
0.580% due 01/25/2046	47		27
0.720% due 08/25/2035	2,500		2,199
0.950% due 03/25/2032	1		1
1.674% due 03/25/2032	734		481

Loomis Sayles CBO
0.533% due 10/26/2020	2,955		2,721

Madison Avenue Manufactured Housing Contract
1.700% due 03/25/2032	1,500		1,465

Massachusetts Educational Financing Authority
1.253% due 04/25/2038	2,670		2,658

MASTR Asset-Backed Securities Trust
0.330% due 05/25/2037	2,636		2,521
0.400% due 05/25/2037	500		347
0.750% due 12/25/2034 (a)	1,000		758
1.074% due 10/25/2034	1,234		1,025

MASTR Specialized Loan Trust
1.100% due 05/25/2037	630		45

Merrill Lynch First Franklin Mortgage Loan Trust
1.750% due 10/25/2037	744		535

Merrill Lynch Mortgage Investors, Inc.
0.310% due 10/25/2037	379		105
0.330% due 09/25/2037	129		37
0.340% due 06/25/2037	732		419

Mid-State Trust
6.005% due 08/15/2037	3,476		3,548
8.330% due 04/01/2030	640		661

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Morgan Stanley ABS Capital I
0.310% due 05/25/2037	$626	$	536
0.350% due 11/25/2036	4,544		3,606
0.400% due 06/25/2036	266		185
0.430% due 01/25/2036	1,200		1,103
0.570% due 11/25/2035	3,526		3,149
1.450% due 06/25/2033	568		518
1.850% due 08/25/2034	905		499
2.250% due 07/25/2037	1,250		335

Morgan Stanley Dean Witter Capital I
2.724% due 01/25/2032	911		471

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036	169		165

Morgan Stanley IXIS Real Estate Capital Trust
0.360% due 11/25/2036	2,990		1,203

Morgan Stanley Mortgage Loan Trust
0.410% due 11/25/2036	2,290		262

Nationstar Home Equity Loan Trust
0.310% due 06/25/2037	31		31
0.370% due 04/25/2037	65		64

New Century Home Equity Loan Trust
0.430% due 05/25/2036	773		549
0.509% due 06/25/2035	9		8
1.904% due 06/20/2031	2,150		2,035

Newcastle Investment Trust
4.500% due 07/10/2035	3,819		3,910

Nomura Asset Acceptance Corp.
0.560% due 01/25/2036	2,353		549

Novastar Home Equity Loan
0.350% due 03/25/2037	178		172
1.030% due 05/25/2033	8		8

Oakwood Mortgage Investors, Inc.
0.630% due 03/15/2018	326		286

Option One Mortgage Loan Trust
0.650% due 02/25/2035	131		114
0.754% due 08/20/2030	9		7
0.770% due 02/25/2035	897		538
0.780% due 05/25/2034	35		29
0.790% due 06/25/2032	5		4
0.850% due 04/25/2033	37		32

Origen Manufactured Housing
0.495% due 05/15/2032	9		9
4.750% due 08/15/2021	1,259		1,268

Pacifica CDO Ltd.
0.663% due 02/15/2017	8,705		8,453

Park Place Securities, Inc.
0.840% due 02/25/2035	2,000		1,968
0.950% due 10/25/2034	1,000		600

People's Choice Home Loan Securities Trust
0.680% due 05/25/2035	1,200		1,070

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	5,800		5,791

Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047	3,034		2,752
6.085% due 01/25/2036	208		153

Renaissance Home Equity Loan Trust
0.750% due 12/25/2033	231		199
0.870% due 03/25/2033	29		27
1.350% due 09/25/2037	1,056		857
1.450% due 08/25/2032	1,361		1,004
4.934% due 08/25/2035	140		118

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037	77		77
0.370% due 05/25/2037	650		634
0.650% due 06/25/2047	1,500		726
1.030% due 02/25/2033	7		4
1.450% due 09/25/2047	1,320		1,050

See Accompanying Notes	Annual Report	March 31, 2011	41

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
5.707% due 08/25/2034 (a)	$2,990	$	1,421
5.717% due 07/25/2034	2,000		1,200
5.942% due 04/25/2034	1,493		1,160

Residential Asset Securities Corp.
0.320% due 02/25/2037	164		162
0.360% due 04/25/2037	1,355		1,332
0.680% due 03/25/2035	5,962		3,760
0.780% due 01/25/2035	148		109
0.830% due 06/25/2033	148		72
7.140% due 04/25/2032 (a)	553		40

Residential Funding Mortgage Securities II, Inc.
0.540% due 12/25/2032	8		6
6.230% due 06/25/2037	5,000		1,996
7.420% due 04/25/2031	65		65
8.850% due 03/25/2025	37		37

SACO I, Inc.
0.310% due 05/25/2036	25		22
0.430% due 05/25/2036	2,394		217
0.460% due 03/25/2036	1,711		615
0.509% due 06/25/2036 (a)	605		289
1.000% due 07/25/2035	3,618		1,123

Salomon Brothers Mortgage Securities VII, Inc.
0.730% due 03/25/2028	170		161

Saxon Asset Securities Trust
0.750% due 03/25/2032	529		447
0.770% due 08/25/2032	40		39
0.790% due 03/25/2035	33		24

Securitized Asset-Backed Receivables LLC Trust
0.300% due 10/25/2036	1,643		586
0.580% due 10/25/2035	293		260

SLC Student Loan Trust
1.210% due 06/15/2021	5,400		5,433
4.750% due 06/15/2033	5,263		5,298

SLM Student Loan Trust
1.080% due 03/15/2028	600		588
1.203% due 07/25/2023	14,600		14,730
1.510% due 12/15/2033	4,000		4,070
1.751% due 03/15/2028	500		490
1.765% due 03/15/2028	800		785
1.803% due 04/25/2023	7,544		7,796

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.500% due 11/16/2043	$4,413	$	4,290
6.255% due 07/15/2042	9,925		9,592

Soundview Home Equity Loan Trust
0.440% due 02/25/2036	35		32
0.509% due 12/25/2035	3,553		3,170
0.550% due 11/25/2035	108		104

South Carolina Student Loan Corp.
1.310% due 09/03/2024	600		595

Specialty Underwriting & Residential Finance
0.670% due 12/25/2035	52		52
1.050% due 10/25/2035	525		312

Structured Asset Investment Loan Trust
0.300% due 07/25/2036	43		43
0.760% due 08/25/2035	1,500		467
0.900% due 09/25/2034	202		155
1.100% due 12/25/2034	446		274

Structured Asset Securities Corp.
0.300% due 10/25/2036	101		101
0.300% due 02/25/2037	404		396
0.330% due 01/25/2037	491		482
0.340% due 06/25/2037	1,594		1,411
0.370% due 10/25/2036	388		385
0.540% due 01/25/2033	1,513		1,393
0.600% due 12/25/2034	729		710
0.650% due 05/25/2034	19		17
0.900% due 05/25/2034	84		77
0.950% due 08/25/2037	16		16
1.300% due 01/25/2033	103		66
1.750% due 04/25/2035	662		511
3.375% due 08/25/2031	327		301

Trapeza CDO I LLC
1.093% due 11/16/2034	1,000		351

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	1,000		1,131

Vanderbilt Mortgage Finance
5.840% due 02/07/2026	219		222
6.210% due 05/07/2026	1,106		1,133
7.905% due 02/07/2026	207		211

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036	407		283

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Wells Fargo Home Equity Trust
0.480% due 10/25/2035	$444	$	443

WMC Mortgage Loan Pass-Through Certificates
1.078% due 03/20/2029	42		40

Total Asset-Backed Securities (Cost $337,634)			281,002

SOVEREIGN ISSUES 0.4%

Korea Housing Finance Corp.
4.125% due 12/15/2015	2,500		2,555

Total Sovereign Issues (Cost $2,497)			2,555

SHORT-TERM INSTRUMENTS 4.8%

REPURCHASE AGREEMENTS 0.3%

State Street Bank and Trust Co.
0.010% due 04/01/2011	1,677		1,677

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,715. Repurchase proceeds are $1,677.)

U.S. TREASURY BILLS 4.5%
0.164% due 06/09/2011 - 09/15/2011 (c)(e)(f)	28,359		28,343

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (d) 0.0%
	11,118		111

Total Short-Term Instruments (Cost $30,128)			30,131

Total Investments 142.3% (Cost $963,232)		$	894,484

Other Assets and Liabilities (Net) (42.3%)			(265,929)

Net Assets 100.0%		$	628,555

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Coupon represents a weighted average yield.
(d)	Affiliated to the Portfolio.
(e)	Securities with an aggregate market value of $30,803 has been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(f)	Securities with an aggregate market value of $1,279 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $87,071 at a weighted average interest rate of 0.557%. On March 31, 2011, securities valued at $19,825 were pledged as collateral for reverse repurchase agreements.
(h)	Securities with an aggregate market value of $531 has been pledged as collateral for futures contracts on March 31, 2011. On March 31, 2011 there were no open futures contracts.
(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	RBS	(0.800%	)	01/25/2034	$959	$535	$0	$535
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	RBS	(0.700%	)	05/25/2033	2,500	620	0	620
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	1,000	148	0	148
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	842	796	0	796
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	JPM	(0.450%	)	06/25/2030	1,230	196	0	196
LB-UBS Commercial Mortgage Trust 5.416% due 09/15/2040	JPM	(1.170%	)	09/15/2040	1,000	733	0	733

42	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1) (Cont.)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(1.190%	)	02/25/2034	$171	$75	$0	$75
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	CSFB	(3.375%	)	07/25/2032	659	537	65	472
Merrill Lynch Mortgage Trust 5.232% due 11/12/2037	JPM	(1.150%	)	11/12/2037	1,000	671	0	671
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(1.390%	)	12/27/2033	168	74	0	74
Park Place Securities, Inc. 1-Month USD-LIBOR plus 1.250% due 05/25/2035	DUB	(1.100%	)	05/25/2035	2,000	1,860	0	1,860
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	DUB	(2.650%	)	03/25/2035	2,259	2,091	0	2,091
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	JPM	(3.000%	)	09/25/2034	760	703	0	703
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	395	0	395
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	183	111	0	111
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	500	97	0	97

						$9,642	$65	$9,577

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate		Maturity Date	Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	1.050%		07/25/2034	$515	$(156)	$(129)	$(27)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%		01/25/2035	793	(547)	(539)	(8)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%		09/25/2034	1,000	(409)	(340)	(69)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 1.860% due 01/25/2034	GSC	1.860%		01/25/2034	959	(510)	0	(510)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 2.100% due 05/25/2033	GSC	3.150%		05/25/2033	2,500	(436)	0	(436)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%		09/25/2034	862	(239)	(267)	28
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%		08/25/2034	1,000	(370)	(330)	(40)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%		06/25/2035	1,000	(322)	(300)	(22)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%		07/25/2035	1,000	(359)	(350)	(9)
Indymac Home Equity Loan Asset-Backed Trust 1-Month USD-LIBOR plus 0.630% due 06/25/2030	MSC	1.815%		06/25/2030	1,230	(174)	0	(174)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	1.050%		10/25/2034	694	(343)	(222)	(121)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 2.250% due 07/25/2032	MSC	3.375%		07/25/2032	659	(538)	(79)	(459)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 3.500% due 07/25/2033	BOA	6.250%		07/25/2033	473	(375)	0	(375)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%		06/25/2035	1,000	(358)	(340)	(18)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%		10/25/2034	1,000	(328)	(300)	(28)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%		12/25/2034	1,000	(380)	(320)	(60)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 2.200% due 03/25/2035	MSC	3.030%		03/25/2035	2,259	(2,083)	0	(2,083)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	5.000%		09/25/2034	760	(686)	0	(686)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%		11/25/2034	799	(261)	(224)	(37)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%		09/25/2036	1,000	(680)	(450)	(230)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%		04/25/2035	1,000	(503)	(550)	47
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%		09/25/2035	2,000	(794)	(1,100)	306
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%		04/25/2034	76	(38)	(30)	(8)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%		11/25/2034	278	(249)	(261)	12
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%		04/25/2034	224	(60)	(79)	19

						$(11,198)	$(6,210)	$(4,988)

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.039%	$	500	$(88)	$(49)	$(39)
Masco Corp.	BOA	(0.610%	)	09/20/2012	1.088%		5,000	34	0	34

								$(54)	$(49)	$(5)

See Accompanying Notes	Annual Report	March 31, 2011	43

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
American International Group, Inc.	MLP	0.850%	12/20/2012	0.703%	$	10,000	$28	$0	$28
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%		3,000	(46)	(201)	155

							$(18)	$(201)	$183

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
CDX.IG-5 7-Year Index 10-15%	MSC	(0.140%	)	12/20/2012	$	11,200	$24	$0	$24

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AA.06-2 Index	DUB	0.170%	05/25/2046	$	252	$(206)	$(101)	$(105)
ABX.HE.AA.07-1 Index	CSFB	0.150%	08/25/2037		20,658	(19,289)	(17,559)	(1,730)
ABX.HE.AAA.06-1 Index	BOA	0.180%	07/25/2045		3,644	(320)	(638)	318
ABX.HE.AAA.06-1 Index	GSC	0.180%	07/25/2045		3,644	(320)	(428)	108
CDX.HY-8 5-Year Index 35-100%	BCLY	0.787%	06/20/2012		2,407	23	0	23
CDX.HY-8 5-Year Index 35-100%	BCLY	1.465%	06/20/2012		4,815	87	0	87
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012		1,926	9	0	9
CDX.HY-8 5-Year Index 35-100%	CITI	0.630%	06/20/2012		4,815	36	0	36
CDX.HY-8 5-Year Index 35-100%	CITI	0.830%	06/20/2012		9,629	96	0	96
CDX.HY-8 5-Year Index 35-100%	MLP	0.910%	06/20/2012		2,407	27	0	27
CDX.HY-9 5-Year Index 35-100%	MLP	1.140%	12/20/2012		9,627	176	0	176
CDX.HY-9 5-Year Index 35-100%	MLP	1.442%	12/20/2012		4,814	114	0	114
CDX.IG-5 10-Year Index 10-15%	MSC	0.460%	12/20/2015		8,000	(610)	0	(610)

						$(20,177)	$(18,726)	$(1,451)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	4.000%	06/17/2011	DUB	$	38,600	$713	$1,217	$(504)
Pay	3-Month USD-LIBOR	4.000%	12/15/2020	MSC		27,100	1,362	2,057	(695)

							$2,075	$3,274	$(1,199)

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$8,425	$2,671	$11,096
Industrials	0	14,320	2,976	17,296

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Municipal Bonds & Notes
Texas	$0	$1,395	$0	$1,395
West Virginia	0	2,645	0	2,645
U.S. Government Agencies	0	114,690	404	115,094

44	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
U.S. Treasury Obligations	$0	$192,491	$0	$192,491
Mortgage-Backed Securities	0	240,642	137	240,779
Asset-Backed Securities	0	257,305	23,697	281,002
Sovereign Issues	0	2,555	0	2,555
Short-Term Instruments
Repurchase Agreements	0	1,677	0	1,677
U.S. Treasury Bills	0	28,343	0	28,343
PIMCO Short-Term Floating NAV Portfolio	111	0	0	111
	$111	$864,488	$29,885	$894,484

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$11,076	$148	$11,224

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(7,884)	0	(7,884)
Interest Rate Contracts	0	(1,199)	0	(1,199)
	$0	$(9,083)	$0	$(9,083)

Totals	$111	$866,481	$30,033	$896,625

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$1,274	$0	$(174)	$(7)	$(7)	$203	$1,382	$0	$2,671	$178
Industrials	1,066	0	(105)	0	0	302	1,713	0	2,976	275
U.S. Government Agencies	316	0	(41)	(2)	0	1	130	0	404	0
Mortgage-Backed Securities	7,409	22	(6,953)	(2)	47	144	0	(530)	137	1
Asset-Backed Securities	8,980	16,488	(84)	87	1	297	1,045	(3,117)	23,697	91

	$19,045	$16,510	$(7,357)	$76	$41	$947	$4,270	$(3,647)	$29,885	$545

Financial Derivative Instruments (7) - Assets
Credit Contracts	$1,767	$0	$0	$0	$0	$(1,225)	$0	$(394)	$148	$(240)

Totals	$20,812	$16,510	$(7,357)	$76	$41	$(278)	$4,270	$(4,041)	$30,033	$305

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$11,224	$0	$0	$0	$11,224

Liabilities:
Unrealized depreciation on swap agreements	$0	$7,884	$0	$0	$1,199	$9,083

See Accompanying Notes	Annual Report	March 31, 2011	45

Schedule of Investments PIMCO Asset-Backed Securities Portfolio (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(5)	$(5)
Net realized gain on futures contracts, written options and swaps	0	9,607	0	0	3,911	13,518

	$0	$9,607	$0	$0	$3,906	$13,513

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$3,450	$0	$0	$(3,530)	$(80)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(l)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$296	$(490)	$(194)
BOA	(795)	1,120	325
CITI	289	(130)	159
CSFB	(18,752)	19,032	280
DUB	4,458	(4,940)	(482)
GSC	(8,251)	8,308	57
JPM	3,099	(3,400)	(301)
MLP	345	(270)	75
MSC	(1,945)	2,342	397
RBS	1,155	(1,190)	(35)
WAC	395	(970)	(575)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

46	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Developing Local Markets Portfolio

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.1%

CORPORATE BONDS & NOTES 3.1%

Macquarie Bank Ltd.
2.600% due 01/20/2012		$9,000	$9,154

Suncorp Group Ltd.
1.803% due 07/16/2012		16,300	16,609

Total Australia (Cost $25,669)			25,763

BRAZIL 14.6%

SOVEREIGN ISSUES 14.6%

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	49,397	29,786
10.000% due 01/01/2017		166,845	90,640

Total Brazil (Cost $111,227)			120,426

CAYMAN ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

Atrium CDO Corp.
0.734% due 06/27/2015		$420	403

Total Cayman Islands (Cost $419)			403

CHILE 0.4%

CORPORATE BONDS & NOTES 0.4%

Banco Santander Chile
1.553% due 04/20/2012		$3,700	3,700

Total Chile (Cost $3,700)			3,700

COLOMBIA 2.0%

SOVEREIGN ISSUES 2.0%

Colombia Government International Bond
2.117% due 11/16/2015		$3,600	3,726
10.750% due 01/15/2013		11,100	12,904

Total Colombia (Cost $16,659)			16,630

EGYPT 0.2%

BANK LOAN OBLIGATIONS 0.2%

Petroleum Export Ltd.
3.309% due 12/07/2012		$1,480	1,477

CORPORATE BONDS & NOTES 0.0%
5.265% due 06/15/2011		26	26

Total Egypt (Cost $1,506)			1,503

EL SALVADOR 1.1%

SOVEREIGN ISSUES 1.1%

El Salvador Government International Bond
8.500% due 07/25/2011		$8,600	8,785

Total El Salvador (Cost $8,723)			8,785

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014		$2,287	2,424

Total Kazakhstan (Cost $2,416)			2,424

MEXICO 3.2%

CORPORATE BONDS & NOTES 0.1%

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	849

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.1%

Mexico Government International Bond
9.000% due 12/22/2011	MXN	300,000	$26,005

Total Mexico (Cost $24,343)			26,854

PERU 0.9%

SOVEREIGN ISSUES 0.9%

Peru Government International Bond
9.125% due 02/21/2012		$7,000	7,525

Total Peru (Cost $7,500)			7,525

POLAND 0.4%

SOVEREIGN ISSUES 0.4%

Poland Government International Bond
6.250% due 07/03/2012		$2,800	2,995

Total Poland (Cost $2,958)			2,995

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		$4,800	4,966

Total Qatar (Cost $5,005)			4,966

RUSSIA 1.8%

CORPORATE BONDS & NOTES 1.8%

AK Transneft OJSC Via TransCapitalInvest Ltd.
6.103% due 06/27/2012		$4,800	5,050

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		653	682

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		2,000	2,277

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		6,400	6,813

Total Russia (Cost $14,555)			14,822

SOUTH AFRICA 1.5%

SOVEREIGN ISSUES 1.5%

South Africa Government International Bond
7.375% due 04/25/2012		$11,900	12,763

Total South Africa (Cost $12,668)			12,763

SPAIN 1.2%

CORPORATE BONDS & NOTES 1.2%

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012		$10,000	9,910

Total Spain (Cost $10,000)			9,910

TUNISIA 0.7%

SOVEREIGN ISSUES 0.7%

Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	500	731
7.375% due 04/25/2012		$5,200	5,460

Total Tunisia (Cost $6,183)			6,191

UNITED STATES 26.0%

ASSET-BACKED SECURITIES 0.3%

ACE Securities Corp.
0.300% due 08/25/2036		$20	19
0.300% due 12/25/2036		9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.340% due 06/25/2037	$17	$16

Asset-Backed Funding Certificates
0.600% due 06/25/2034	301	247

Bear Stearns Asset-Backed Securities Trust
1.250% due 10/25/2037	794	531

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	13	13
0.350% due 06/25/2037	468	426

Citigroup Mortgage Loan Trust, Inc.
0.310% due 05/25/2037	47	44
0.310% due 07/25/2045	77	64

Countrywide Asset-Backed Certificates
0.330% due 10/25/2047	29	29
0.430% due 09/25/2036	88	75

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036	8	7
0.370% due 07/25/2037	340	306

First NLC Trust
0.320% due 08/25/2037	260	172

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036	5	2

GSAMP Trust
0.320% due 10/25/2036	1	1
0.320% due 12/25/2036	16	12

Home Equity Asset Trust
0.310% due 05/25/2037	15	15

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036	8	6
0.300% due 12/25/2036	14	14
0.310% due 05/25/2037	52	51

JPMorgan Mortgage Acquisition Corp.
0.310% due 03/25/2047	86	73
0.330% due 08/25/2036	3	1
0.330% due 03/25/2037	37	35
0.360% due 08/25/2036	315	139

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037	64	27

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	62	52

MASTR Asset-Backed Securities Trust
0.330% due 05/25/2037	32	30

Merrill Lynch Mortgage Investors, Inc.
0.330% due 09/25/2037	12	3

Morgan Stanley ABS Capital I
0.310% due 05/25/2037	43	37

New Century Home Equity Loan Trust
0.430% due 05/25/2036	59	42

Popular ABS Mortgage Pass-Through Trust
0.340% due 06/25/2047	64	58

Securitized Asset-Backed Receivables LLC Trust
0.310% due 12/25/2036	43	15
0.330% due 11/25/2036	21	7

SLM Student Loan Trust
0.453% due 01/25/2017	1	1

WaMu Asset-Backed Certificates
0.300% due 01/25/2037	6	6

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036	20	13

		2,598

CORPORATE BONDS & NOTES 2.5%

Ally Financial, Inc.
1.750% due 10/30/2012	6,300	6,404

See Accompanying Notes	Annual Report	March 31, 2011	47

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Cos. LLC
5.300% due 10/30/2015		$100	$108
5.500% due 08/15/2011		100	102
6.950% due 08/10/2012		500	538

General Electric Capital Corp.
0.383% due 08/15/2011		200	200
2.625% due 12/28/2012		6,300	6,501

International Business Machines Corp.
0.884% due 07/28/2011		3,000	3,006

JPMorgan Chase & Co.
1.447% due 09/26/2013	EUR	300	421

Lehman Brothers Holdings, Inc.
5.316% due 04/05/2011 (a)		2,142	736

Morgan Stanley
0.553% due 01/09/2012		$2,500	2,501

			20,517

MORTGAGE-BACKED SECURITIES 1.4%

Adjustable Rate Mortgage Trust
2.969% due 09/25/2035		242	189

American Home Mortgage Investment Trust
1.960% due 09/25/2045		40	35

Banc of America Funding Corp.
5.864% due 01/20/2047		371	264

Banc of America Mortgage Securities, Inc.
2.768% due 07/25/2034		127	117
2.881% due 02/25/2036		75	61

Bear Stearns Adjustable Rate Mortgage Trust
2.725% due 04/25/2034		97	91
2.864% due 02/25/2034		237	213
5.297% due 05/25/2047		112	87

Bear Stearns Alt-A Trust
0.410% due 02/25/2034		40	33
2.663% due 01/25/2036		570	332

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036		1,325	887
5.222% due 12/26/2046		774	553

Chase Mortgage Finance Corp.
3.743% due 03/25/2037		48	40

Citigroup Mortgage Loan Trust, Inc.
2.210% due 08/25/2035		187	180
2.909% due 08/25/2035		217	122
5.492% due 07/25/2046		49	36

Countrywide Alternative Loan Trust
5.663% due 02/25/2037		120	91

Countrywide Home Loan Mortgage Pass-Through Trust
5.783% due 09/25/2047		16	11

Credit Suisse First Boston Mortgage Securities Corp.
2.520% due 06/25/2033		371	362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Horizon Asset Securities, Inc.
2.921% due 08/25/2035	$239	$193

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	284	243

GSR Mortgage Loan Trust
2.784% due 01/25/2036	51	43

Harborview Mortgage Loan Trust
2.884% due 07/19/2035	516	448
5.505% due 08/19/2036	14	11

Indymac Index Mortgage Loan Trust
2.677% due 12/25/2034	173	131

Luminent Mortgage Trust
0.430% due 12/25/2036	46	30

Merrill Lynch Floating Trust
0.325% due 06/15/2022	32	31

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	1,272	979

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037	41	30

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035	505	449
1.250% due 10/25/2035	279	246

Provident Funding Mortgage Loan Trust
2.754% due 08/25/2033	197	190

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	271	190

Sequoia Mortgage Trust
2.463% due 01/20/2047	23	18
2.811% due 04/20/2035	246	236

Structured Adjustable Rate Mortgage Loan Trust
2.603% due 07/25/2034	741	689
2.611% due 01/25/2035	259	219
2.651% due 08/25/2035	165	134

Structured Asset Mortgage Investments, Inc.
0.503% due 07/19/2035	1,454	1,311
0.584% due 10/19/2034	471	438

Structured Asset Securities Corp.
2.491% due 06/25/2033	464	448
2.768% due 10/25/2035	22	19

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	358	56
2.573% due 03/25/2034	247	248
2.696% due 06/25/2033	147	142
4.868% due 12/25/2036	81	64
5.119% due 01/25/2037	41	32
5.270% due 04/25/2037	28	21
5.398% due 12/25/2036	26	20
5.548% due 05/25/2037	58	47
5.846% due 09/25/2036	35	28

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Mortgage-Backed Securities Trust
4.975% due 12/25/2034		$165	$162
5.143% due 07/25/2036		58	48

			11,298

U.S. GOVERNMENT AGENCIES 2.5%

Fannie Mae
0.750% due 06/25/2027		8,064	8,112
0.800% due 06/25/2027		7,432	7,483
1.518% due 06/01/2043 - 07/01/2044		55	55
5.000% due 02/25/2017		8	8

Freddie Mac
0.530% due 09/25/2031		171	163
5.000% due 07/15/2014		4,400	4,879

			20,700

U.S. TREASURY OBLIGATIONS 19.3%

U.S. Treasury Notes
0.375% due 08/31/2012		93,900	93,713
1.125% due 06/30/2011		66,283	66,456

			160,169

Total United States (Cost $218,007)			215,282

SHORT-TERM INSTRUMENTS 41.9%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 04/01/2011		$154	154

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $160. Repurchase proceeds are $154.)

SHORT-TERM NOTES 3.5%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		3,000	2,940

Mexico Cetes
4.654% due 09/22/2011	MXN	315,100	25,916

			28,856

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 38.4%
		31,691,603	317,486

Total Short-Term Instruments (Cost $346,324)			346,496

Total Investments 99.9% (Cost $817,862)			$827,438

Other Assets and Liabilities (Net) 0.1%			497

Net Assets 100.0%			$827,935

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Affiliated to the Portfolio.

48	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(c)	Swap agreements outstanding on March 31, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM	BRL	55,000	$195	$0	$195
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	4,000	38	0	38
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		2,550	15	0	15
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		2,550	15	0	15

							$263	$0	$263

(d) Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount	Premium
Balance at 03/31/2010	$27,400	$271
Sales	0	0
Closing Buys	(27,400)	(271)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2011	$0	$0

(e) Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	40,599	04/2011	BCLY	$937	$0	$937
Sell		204,459	04/2011	HSBC	0	(3,315)	(3,315)
Sell		37,664	04/2011	RBS	0	(726)	(726)
Buy		201,524	04/2011	UBS	6,298	0	6,298
Buy		8,523	05/2011	HSBC	202	0	202
Buy		144,024	06/2011	HSBC	2,086	0	2,086
Buy	CAD	148,943	04/2011	DUB	817	0	817
Buy	CNY	280,118	04/2011	BCLY	432	(28)	404
Sell		236,400	04/2011	CITI	0	(69)	(69)
Buy		52,966	04/2011	CSFB	90	0	90
Buy		11,254	04/2011	HSBC	19	0	19
Sell		127,813	04/2011	JPM	0	(44)	(44)
Buy		19,875	04/2011	MSC	36	0	36
Buy		7,162	06/2011	DUB	0	(14)	(14)
Buy		10,483	11/2011	RBS	2	0	2
Buy		136,400	02/2012	CITI	41	0	41
Buy		26,000	02/2012	DUB	27	0	27
Buy		199,633	02/2012	JPM	217	0	217
Buy		100,000	02/2013	CITI	25	0	25
Sell	EUR	1,342	04/2011	BOA	0	(79)	(79)
Buy		21,901	04/2011	CITI	1,549	0	1,549
Sell		10,954	04/2011	CITI	0	(735)	(735)
Sell		10,954	04/2011	UBS	0	(753)	(753)
Buy	HKD	7,006	04/2011	BNP	1	0	1
Sell	IDR	26,946,450	04/2011	CITI	0	(3)	(3)
Buy		26,652,000	04/2011	HSBC	60	0	60
Buy		7,947,000	04/2011	JPM	13	0	13
Sell		7,652,550	04/2011	RBS	0	(29)	(29)
Sell		231,711,500	07/2011	BCLY	0	(1,450)	(1,450)
Buy		135,713,000	07/2011	CITI	605	0	605
Sell		13,189,000	07/2011	CITI	0	(85)	(85)
Buy		17,630,000	07/2011	HSBC	10	0	10
Sell		16,763,200	07/2011	HSBC	0	(104)	(104)
Buy		70,814,000	07/2011	JPM	357	0	357
Buy		44,820,000	10/2011	CITI	202	0	202
Buy		137,322,000	10/2011	DUB	643	0	643
Buy		245,080,800	10/2011	RBS	1,047	0	1,047
Buy		26,946,450	01/2012	CITI	8	0	8
Buy	INR	805,114	05/2011	BCLY	448	0	448
Buy		277,000	05/2011	CITI	169	0	169
Buy		308,000	05/2011	GSC	173	0	173
Buy		150,000	08/2011	DUB	69	0	69
Buy		229,651	08/2011	HSBC	95	0	95
Buy	JPY	257,355	04/2011	BOA	0	(34)	(34)
Sell		256,209	04/2011	RBS	0	(4)	(4)

See Accompanying Notes	Annual Report	March 31, 2011	49

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	KRW	1,254,100	05/2011	BCLY	$25	$0	$25
Buy		5,908,875	05/2011	BOA	127	0	127
Buy		12,229,300	05/2011	CITI	253	0	253
Buy		1,010,602	05/2011	GSC	29	0	29
Buy		2,366,000	05/2011	HSBC	46	0	46
Buy		75,096,930	05/2011	JPM	3,268	0	3,268
Sell		18,955,000	05/2011	JPM	0	(250)	(250)
Buy		12,758,605	05/2011	MSC	261	0	261
Sell		19,039,072	05/2011	MSC	0	(177)	(177)
Buy		4,745,000	05/2011	RBS	124	0	124
Buy	MXN	161,170	07/2011	CITI	264	0	264
Buy		866,602	07/2011	HSBC	1,446	0	1,446
Buy		26,232	07/2011	UBS	37	0	37
Buy	MYR	25,107	08/2011	BCLY	139	0	139
Buy		43,440	08/2011	CITI	230	0	230
Buy		12,507	08/2011	HSBC	56	0	56
Sell		27,540	08/2011	HSBC	0	(73)	(73)
Buy		7,400	08/2011	JPM	36	0	36
Buy	PHP	155,295	06/2011	BCLY	81	0	81
Buy		10,000	06/2011	BOA	0	(1)	(1)
Buy		154,040	06/2011	CITI	28	(7)	21
Buy		35,076	06/2011	DUB	9	0	9
Buy		26,352	06/2011	HSBC	6	0	6
Buy		421,055	06/2011	JPM	287	0	287
Sell		454,848	06/2011	JPM	0	(188)	(188)
Buy		1,883,969	06/2011	MSC	986	0	986
Buy		74,926	06/2011	RBS	12	(5)	7
Buy	RUB	81,172	07/2011	CITI	36	0	36
Buy	SGD	1,902	05/2011	BOA	9	0	9
Buy		2,285	05/2011	HSBC	13	0	13
Buy		44,778	06/2011	BOA	520	0	520
Buy		2,000	09/2011	BCLY	23	0	23
Buy		5,700	09/2011	CITI	66	0	66
Buy		2,400	09/2011	DUB	23	0	23
Buy		7,227	09/2011	JPM	76	0	76
Buy		6,000	09/2011	RBS	75	0	75
Buy	TRY	810	06/2011	BCLY	17	0	17
Sell		10,517	07/2011	BCLY	0	(173)	(173)
Buy		50,538	07/2011	JPM	230	0	230
Buy	TWD	155,591	04/2011	BCLY	13	0	13
Sell		155,591	04/2011	BCLY	82	(2)	80
Buy		14,342	04/2011	BOA	16	0	16
Sell		14,342	04/2011	BOA	0	(1)	(1)
Buy		580,163	04/2011	DUB	217	0	217
Sell		580,163	04/2011	DUB	0	(48)	(48)
Buy		40,000	04/2011	GSC	4	0	4
Sell		40,000	04/2011	GSC	0	(3)	(3)
Buy		373,630	04/2011	HSBC	31	0	31
Sell		373,630	04/2011	HSBC	0	(353)	(353)
Buy		40,000	04/2011	JPM	17	0	17
Sell		40,000	04/2011	JPM	0	(3)	(3)
Buy		55,106	01/2012	BCLY	3	0	3
Buy		40,000	01/2012	GSC	5	0	5
Buy		40,000	01/2012	HSBC	5	0	5
Buy		40,000	01/2012	JPM	6	0	6
Buy	ZAR	14,221	06/2011	BCLY	146	0	146
Buy		308,355	07/2011	CITI	862	0	862
Sell		76,891	07/2011	CITI	0	(739)	(739)

					$26,923	$(9,495)	$17,428

50	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(f)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$25,763	$0	$25,763
Brazil
Sovereign Issues	0	120,426	0	120,426
Cayman Islands
Asset-Backed Securities	0	403	0	403
Chile
Corporate Bonds & Notes	0	3,700	0	3,700
Colombia
Sovereign Issues	0	16,630	0	16,630
Egypt
Bank Loan Obligations	0	1,477	0	1,477
Corporate Bonds & Notes	0	26	0	26
El Salvador
Sovereign Issues	0	8,785	0	8,785
Kazakhstan
Corporate Bonds & Notes	0	2,424	0	2,424
Mexico
Corporate Bonds & Notes	0	849	0	849
Sovereign Issues	0	26,005	0	26,005
Peru
Sovereign Issues	0	7,525	0	7,525
Poland
Sovereign Issues	0	2,995	0	2,995
Qatar
Corporate Bonds & Notes	0	4,966	0	4,966
Russia
Corporate Bonds & Notes	0	14,822	0	14,822

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
South Africa
Sovereign Issues	$0	$12,763	$0	$12,763
Spain
Corporate Bonds & Notes	0	9,910	0	9,910
Tunisia
Sovereign Issues	0	6,191	0	6,191
United States
Asset-Backed Securities	0	2,598	0	2,598
Corporate Bonds & Notes	0	20,517	0	20,517
Mortgage-Backed Securities	0	11,298	0	11,298
U.S. Government Agencies	0	20,700	0	20,700
U.S. Treasury Obligations	0	160,169	0	160,169
Short-Term Instruments
Repurchase Agreements	0	154	0	154
Short-Term Notes	0	28,856	0	28,856
PIMCO Short-Term Floating NAV Portfolio	317,486	0	0	317,486
	$317,486	$509,952	$0	$827,438

Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	0	26,923	0	26,923
Interest Rate Contracts	0	263	0	263
	$0	$27,186	$0	$27,186

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(9,495)	$0	$(9,495)

Totals	$317,486	$527,643	$0	$845,129

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Cayman Islands
Asset-Backed Securities	$431	$0	$(51)	$0	$0	$23	$0	$(403)	$0	$0

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(g) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$26,923	$0	$26,923
Unrealized appreciation on swap agreements	0	0	0	0	263	263

	$0	$0	$0	$26,923	$263	$27,186

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$9,495	$0	$9,495

See Accompanying Notes	Annual Report	March 31, 2011	51

Schedule of Investments PIMCO Developing Local Markets Portfolio (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$0	$0	$0	$305	$305
Net realized gain on foreign currency transactions	0	0	0	26,602	0	26,602

	$0	$0	$0	$26,602	$305	$26,907

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$0	$0	$0	$(202)	$(202)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	19,282	0	19,282

	$0	$0	$0	$19,282	$(202)	$19,080

(1)	See note 5 in the Notes to Financial Statements for additional information.

(h)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$708	$(540)	$168
BNP	1	0	1
BOA	557	(280)	277
CITI	2,715	(2,069)	646
CSFB	90	0	90
DUB	1,743	(1,360)	383
GSC	208	0	208
HSBC	230	(260)	(30)
JPM	4,217	(3,600)	617
MSC	1,144	(1,170)	(26)
RBS	496	(630)	(134)
UBS	5,582	(5,160)	422

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

52	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Portfolio

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BERMUDA 1.6%

CORPORATE BONDS & NOTES 1.6%

Noble Group Ltd.
6.625% due 08/05/2020		$12,250	$12,661

Qtel International Finance Ltd.
3.375% due 10/14/2016		600	581
4.750% due 02/16/2021		500	468
7.875% due 06/10/2019		5,000	5,868

Total Bermuda (Cost $19,914)			19,578

BRAZIL 30.3%

CORPORATE BONDS & NOTES 6.9%

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		$3,000	3,375

CSN Islands XI Corp.
6.875% due 09/21/2019		7,000	7,805

CSN Resources S.A.
6.500% due 07/21/2020 (e)		14,000	14,980

Fibria Overseas Finance Ltd.
7.500% due 05/04/2020		5,982	6,520

GTL Trade Finance, Inc.
7.250% due 10/20/2017		5,000	5,650

Petrobras International Finance Co.
5.750% due 01/20/2020		15,000	15,533
5.875% due 03/01/2018		10,000	10,633
7.875% due 03/15/2019		15,810	18,623

			83,119

SOVEREIGN ISSUES 23.4%

Brazil Government International Bond
5.875% due 01/15/2019		31,400	34,933
7.875% due 03/07/2015		15,800	18,897
8.000% due 01/15/2018		3,820	4,508

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	72,296	43,595
10.000% due 01/01/2017		336,345	182,721

			284,654

Total Brazil (Cost $340,440)			367,773

CAYMAN ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019		$7,300	7,870

Total Cayman Islands (Cost $8,148)			7,870

CHILE 1.9%

CORPORATE BONDS & NOTES 1.9%

Banco Santander Chile
1.553% due 04/20/2012		$7,500	7,500
5.375% due 12/09/2014		1,500	1,554

Codelco, Inc.
3.750% due 11/04/2020		15,500	14,534

Total Chile (Cost $23,652)			23,588

COLOMBIA 0.4%

SOVEREIGN ISSUES 0.4%

Colombia Government International Bond
7.375% due 03/18/2019		$4,000	4,820

Total Colombia (Cost $4,506)			4,820

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EGYPT 0.3%

CORPORATE BONDS & NOTES 0.3%

Petroleum Export Ltd.
5.265% due 06/15/2011	$149	$148

Petroleum Export II Ltd.
6.340% due 06/20/2011	3,017	3,010

Total Egypt (Cost $3,160)		3,158

EL SALVADOR 0.3%

CORPORATE BONDS & NOTES 0.3%

AES El Salvador Trust
6.750% due 02/01/2016	$3,750	3,708

Total El Salvador (Cost $3,739)		3,708

HONG KONG 0.6%

CORPORATE BONDS & NOTES 0.6%

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020	$7,500	7,702

Total Hong Kong (Cost $7,905)		7,702

INDIA 2.2%

CORPORATE BONDS & NOTES 2.2%

Bank of India
4.750% due 09/30/2015 (e)	$16,000	16,266

State Bank of India
4.500% due 07/27/2015	10,000	10,202

Total India (Cost $26,785)		26,468

INDONESIA 1.1%

CORPORATE BONDS & NOTES 0.7%

Adaro Indonesia PT
7.625% due 10/22/2019	$8,000	8,880

SOVEREIGN ISSUES 0.4%

Indonesia Government International Bond
6.625% due 02/17/2037	4,000	4,319
10.375% due 05/04/2014	500	611

		4,930

Total Indonesia (Cost $13,930)		13,810

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%

RZD Capital Ltd.
5.739% due 04/03/2017	$4,300	4,497

Total Ireland (Cost $4,464)		4,497

KAZAKHSTAN 0.3%

CORPORATE BONDS & NOTES 0.3%

Tengizchevroil Finance Co. SARL
6.124% due 11/15/2014	$3,342	3,543

Total Kazakhstan (Cost $3,530)		3,543

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

TNK-BP Finance S.A.
7.500% due 03/13/2013	$100	110

Total Luxembourg (Cost $108)		110

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.0%

SOVEREIGN ISSUES 0.0%

Malaysia Government International Bond
3.210% due 05/31/2013	MYR	131	$43

Total Malaysia (Cost $40)			43

MEXICO 14.9%

CORPORATE BONDS & NOTES 5.5%

America Movil S.A.B. de C.V.
5.000% due 10/16/2019		$3,000	3,101
5.000% due 03/30/2020		5,000	5,175
6.125% due 11/15/2037		5,000	5,263
6.375% due 03/01/2035		5,000	5,412

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014		5,000	5,562

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	2,100	2,880

Petroleos Mexicanos
5.500% due 01/21/2021		$24,100	24,582
8.000% due 05/03/2019		11,200	13,507

Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	10,000	849

			66,331

SOVEREIGN ISSUES 9.4%

Mexico Government International Bond
5.125% due 01/15/2020		$5,000	5,255
5.625% due 01/15/2017		9,942	11,016
5.950% due 03/19/2019		16,900	18,920
6.050% due 01/11/2040		8,100	8,383
6.750% due 09/27/2034		263	298
7.500% due 06/21/2012	MXN	309,489	26,871
8.300% due 08/15/2031		$7,000	9,366
8.500% due 06/23/2011	MXN	400,000	33,959
8.500% due 12/13/2018		470	42
9.500% due 12/18/2014		1,155	107

			114,217

Total Mexico (Cost $175,389)			180,548

NETHERLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Waha Aerospace BV
3.925% due 07/28/2020		$7,600	7,619

Total Netherlands (Cost $7,652)			7,619

PANAMA 0.6%

SOVEREIGN ISSUES 0.6%

Panama Government International Bond
6.700% due 01/26/2036		$100	113
7.250% due 03/15/2015		6,000	7,005

Total Panama (Cost $6,736)			7,118

PERU 0.3%

CORPORATE BONDS & NOTES 0.2%

BBVA Banco Continental S.A. via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$2,200	2,072

SOVEREIGN ISSUES 0.1%

Peru Government International Bond
6.900% due 08/12/2037	PEN	4,000	1,376
8.750% due 11/21/2033		$100	135

			1,511

Total Peru (Cost $3,812)			3,583

See Accompanying Notes	Annual Report	March 31, 2011	53

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 0.3%

SOVEREIGN ISSUES 0.3%

Poland Government International Bond
5.500% due 10/25/2019	PLN	96	$32
6.250% due 07/03/2012		$4,000	4,279

Total Poland (Cost $4,254)			4,311

QATAR 4.8%

CORPORATE BONDS & NOTES 1.3%

Nakilat, Inc.
6.267% due 12/31/2033		$3,962	3,698

Qatar Petroleum
5.579% due 05/30/2011		89	90

Qatari Diar Finance QSC
5.000% due 07/21/2020		5,000	4,962

Ras Laffan Liquefied Natural Gas Co. Ltd. III
4.500% due 09/30/2012		6,900	7,138

			15,888

SOVEREIGN ISSUES 3.5%

Qatar Government International Bond
4.000% due 01/20/2015		200	208
5.250% due 01/20/2020		36,600	38,174
6.400% due 01/20/2040		1,000	1,057
6.550% due 04/09/2019		2,400	2,718

			42,157

Total Qatar (Cost $57,839)			58,045

RUSSIA 10.4%

CORPORATE BONDS & NOTES 7.3%

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014		$100	107
6.103% due 06/27/2012		12,300	12,943

Gazprom OAO Via Gazstream S.A.
5.625% due 07/22/2013		767	801

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013		8,100	9,222

Gazprom Via Gaz Capital S.A.
8.625% due 04/28/2034		5,000	6,192
9.250% due 04/23/2019		3,250	4,058

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		300	315
7.175% due 05/16/2013		2,050	2,234
7.750% due 05/29/2018		9,400	10,540

TNK-BP Finance S.A.
6.125% due 03/20/2012		1,000	1,047
6.625% due 03/20/2017		11,710	12,559
7.500% due 07/18/2016		3,900	4,388
7.875% due 03/13/2018		12,000	13,800

VTB Bank OJSC Via VTB Capital S.A.
6.609% due 10/31/2012		8,600	9,187
6.875% due 05/29/2018		500	545

			87,938

SOVEREIGN ISSUES 3.1%

Russia Government International Bond
7.500% due 03/31/2030		32,351	37,790
12.750% due 06/24/2028		100	176

			37,966

Total Russia (Cost $121,286)			125,904

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SINGAPORE 2.2%

CORPORATE BONDS & NOTES 2.2%

Temasek Financial Ltd.
4.300% due 10/25/2019		$16,150	$16,416

Temasek Financial I Ltd.
4.300% due 10/25/2019		10,000	10,235

			26,651

SOVEREIGN ISSUES 0.0%

Singapore Government Bond
2.500% due 06/01/2019	SGD	70	56

Total Singapore (Cost $27,334)			26,707

SOUTH KOREA 3.6%

CORPORATE BONDS & NOTES 1.0%

Industrial Bank of Korea
3.750% due 09/29/2016		$380	376

Korea Exchange Bank
4.875% due 01/14/2016		5,000	5,228

Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014		5,590	6,119

			11,723

SOVEREIGN ISSUES 2.6%

Export-Import Bank of Korea
4.000% due 01/29/2021		20,200	18,470
5.125% due 06/29/2020		13,250	13,400

			31,870

Total South Korea (Cost $44,055)			43,593

SWITZERLAND 0.2%

CORPORATE BONDS & NOTES 0.2%

UBS AG
1.412% due 02/23/2012		$2,000	2,017

Total Switzerland (Cost $2,000)			2,017

TUNISIA 0.7%

SOVEREIGN ISSUES 0.7%

Banque Centrale de Tunisie S.A.
6.250% due 02/20/2013	EUR	800	1,169
7.375% due 04/25/2012		$7,400	7,770

Total Tunisia (Cost $8,921)			8,939

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%

Dolphin Energy Ltd.
5.888% due 06/15/2019		$4,614	4,935

Total United Arab Emirates (Cost $4,987)			4,935

UNITED STATES 5.6%

ASSET-BACKED SECURITIES 0.1%

GSAA Trust
0.550% due 03/25/2037		$591	343

Morgan Stanley Mortgage Loan Trust
0.610% due 04/25/2037		545	268

			611

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 4.2%

Ally Financial, Inc.
1.750% due 10/30/2012		$8,700	$8,844

American International Group, Inc.
8.625% due 05/22/2068	GBP	800	1,344

Bank of America N.A.
0.590% due 06/15/2016		$900	840

General Electric Capital Corp.
2.625% due 12/28/2012		8,700	8,978

Gerdau Holdings, Inc.
7.000% due 01/20/2020		20,000	22,250

International Business Machines Corp.
0.884% due 07/28/2011		5,000	5,011

Merrill Lynch & Co., Inc.
6.875% due 04/25/2018		2,400	2,665

SLM Corp.
5.375% due 05/15/2014		200	207

Wachovia Corp.
5.750% due 02/01/2018		900	991

			51,130

MORTGAGE-BACKED SECURITIES 0.6%

Banc of America Mortgage Securities, Inc.
2.881% due 02/25/2036		78	64

Bear Stearns Adjustable Rate Mortgage Trust
2.710% due 03/25/2035		4,089	3,938

Bear Stearns Alt-A Trust
0.470% due 12/25/2046 (a)		35	1

Chase Mortgage Finance Corp.
3.743% due 03/25/2037		144	119

Citigroup Mortgage Loan Trust, Inc.
2.737% due 03/25/2034		29	29
5.492% due 07/25/2046		97	72

Countrywide Home Loan Mortgage Pass-Through Trust
5.077% due 10/20/2035		419	304
5.783% due 09/25/2047		62	45

Harborview Mortgage Loan Trust
5.505% due 08/19/2036		54	44

Luminent Mortgage Trust
0.430% due 12/25/2036		93	59

MASTR Adjustable Rate Mortgages Trust
0.490% due 05/25/2037		360	193

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037		552	260
5.036% due 06/25/2037 (a)		499	288

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037		136	100

Morgan Stanley Capital I
5.692% due 04/15/2049		1,000	1,054

Morgan Stanley Mortgage Loan Trust
3.632% due 06/25/2036		40	39

Sequoia Mortgage Trust
2.463% due 01/20/2047		57	46

WaMu Mortgage Pass-Through Certificates
4.868% due 12/25/2036		244	192
5.119% due 01/25/2037		108	85
5.270% due 04/25/2037		71	52
5.398% due 12/25/2036		64	51
5.548% due 05/25/2037		173	141
5.846% due 09/25/2036		117	93

			7,269

54	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.2%

Freddie Mac
5.000% due 01/30/2014 - 07/15/2014	$2,500	$2,769

		2,769

U.S. TREASURY OBLIGATIONS 0.5%

U.S. Treasury Notes
0.375% due 08/31/2012	6,100	6,088

Total United States (Cost $64,878)		67,867

VIRGIN ISLANDS (BRITISH) 0.6%

CORPORATE BONDS & NOTES 0.6%

Gerdau Trade, Inc.
5.750% due 01/30/2021	$6,700	$6,817

Total Virgin Islands (British) (Cost $6,639)		6,817

SHORT-TERM INSTRUMENTS 11.5%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$1,973	1,973

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,015. Repurchase proceeds are $1,973.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 4.7%

Mexico Cetes
4.654% due 09/22/2011	MXN	181,000	$14,885
4.867% due 06/16/2011		500,000	41,644

			56,529

SINGAPORE TREASURY BILLS 3.4%
0.351% due 05/03/2011	SGD	52,500	41,637

U.S. TREASURY BILLS 0.4%
0.164% due 07/07/2011 - 09/22/2011 (b)(d)		$5,448	5,446

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 2.8%
		3,399,679	34,058

Total Short -Term Instruments (Cost $136,465)			139,643

Total Investments 96.7% (Cost $1,132,568)			$1,174,314

Other Assets and Liabilities (Net) 3.3%			39,984

Net Assets 100.0%			$1,214,298

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $5,446 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $3,106 at a weighted average interest rate of -0.386%. On March 31, 2011, securities valued at $3,745 were pledged as collateral for reverse repurchase agreements.
(f)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)	Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond	CSFB	1.000%	06/20/2015	0.966%	$ 25,000	$42	$(331)	$373
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%	50,000	(90)	(321)	231
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%	40,000	68	(510)	578
Brazil Government International Bond	RBS	1.000%	03/20/2016	1.081%	55,000	(193)	(572)	379
Colombia Government International Bond	UBS	1.000%	09/20/2015	1.000%	6,500	2	(147)	149
Gazprom OAO Via Morgan Stanley Bank AG	CSFB	1.580%	06/20/2016	1.766%	5,000	(23)	0	(23)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.050%	04/20/2011	0.549%	1,000	5	0	5
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.140%	07/20/2011	0.549%	600	3	0	3
Gazprom OAO Via Morgan Stanley Bank AG	MSC	1.390%	05/20/2016	1.757%	1,700	(21)	0	(21)
Gazprom Via Gaz Capital S.A.	GSC	1.000%	03/20/2015	1.593%	50,000	(1,107)	(2,678)	1,571
Indonesia Government International Bond	BCLY	2.320%	12/20/2016	1.484%	2,600	116	0	116
Indonesia Government International Bond	JPM	1.000%	03/20/2015	1.085%	3,225	(10)	(123)	113
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.347%	35,000	(556)	(459)	(97)
Indonesia Government International Bond	UBS	1.000%	03/20/2015	1.085%	3,225	(10)	(130)	120
Mexico Government International Bond	BCLY	1.000%	12/20/2014	0.859%	600	3	(20)	23
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.991%	35,000	26	(328)	354
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%	5,000	18	(62)	80
Uruguay Government International Bond	DUB	1.050%	01/20/2012	0.942%	4,000	12	0	12

						$(1,715)	$(5,681)	$3,966

See Accompanying Notes	Annual Report	March 31, 2011	55

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	$9,600	$1,061	$1,046	$15
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	32,400	3,915	4,205	(290)
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	12,700	1,534	1,581	(47)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	45,000	5,438	5,670	(232)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	1,300	157	162	(5)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	75,500	9,124	9,488	(364)
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	61,600	8,105	8,159	(54)
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	22,300	2,934	2,910	24
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	8,300	1,092	1,092	0
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	9,500	1,251	1,240	11
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	50,000	6,579	6,200	379
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	50,000	6,579	7,075	(496)

					$ 47,769	$48,828	$(1,059)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC	BRL	630,000	$2,028	$386	$1,642
Pay	1-Year BRL-CDI	10.835%	01/02/2012	JPM		65,000	426	0	426
Pay	1-Year BRL-CDI	11.020%	01/02/2012	UBS		58,900	528	0	528
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		11,500	122	16	106
Pay	1-Year BRL-CDI	11.470%	01/02/2012	BCLY		300,000	(105)	0	(105)
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		300,000	1,309	1,246	63
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		79,600	1,364	4	1,360
Pay	1-Year BRL-CDI	11.700%	01/02/2012	UBS		120,000	2,154	0	2,154
Pay	1-Year BRL-CDI	11.900%	01/02/2012	UBS		55,000	1,144	0	1,144
Pay	1-Year BRL-CDI	11.210%	01/02/2013	BCLY		260,000	(2,545)	0	(2,545)
Pay	1-Year BRL-CDI	11.210%	01/02/2013	MLP		300,000	(2,936)	0	(2,936)
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		221,700	727	227	500
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		16,900	56	69	(13)
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		20,000	52	65	(13)
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		16,900	(19)	0	(19)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		16,900	(16)	0	(16)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		12,000	15	26	(11)
Pay	1-Year BRL-CDI	11.860%	01/02/2014	MLP		200,000	(1,250)	0	(1,250)
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		180,000	(878)	406	(1,284)
Pay	1-Year BRL-CDI	12.120%	01/02/2014	HSBC		58,500	114	0	114
Receive	3-Month USD-LIBOR	3.000%	06/15/2018	JPM	$	38,000	461	514	(53)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	CITI		68,000	1,034	2,067	(1,033)
Pay	28-Day MXN TIIE	9.920%	08/12/2015	MSC	MXN	38,000	362	0	362
Pay	28-Day MXN TIIE	8.770%	08/03/2016	CITI		5,700	34	0	34
Pay	28-Day MXN TIIE	8.780%	08/03/2016	BCLY		5,700	34	0	34
Pay	28-Day MXN TIIE	8.720%	09/05/2016	CITI		3,000	17	7	10
Pay	28-Day MXN TIIE	8.865%	09/12/2016	GSC		45,000	288	0	288
Pay	28-Day MXN TIIE	8.850%	09/21/2016	JPM		80,000	500	0	500
Pay	28-Day MXN TIIE	8.900%	09/22/2016	CITI		52,250	337	0	337

							$5,357	$5,033	$324

56	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(g)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	BRL	8,868	04/2011	BCLY	$205	$0	$205
Buy		17,243	04/2011	CITI	242	0	242
Buy		10,294	04/2011	HSBC	305	0	305
Sell		28,678	04/2011	HSBC	0	(555)	(555)
Buy		3,675	04/2011	RBS	54	0	54
Sell		11,401	04/2011	UBS	0	(183)	(183)
Sell		17,243	06/2011	CITI	0	(255)	(255)
Buy		3,377	06/2011	HSBC	43	0	43
Sell		6,780	06/2011	HSBC	0	(102)	(102)
Sell		20,417	07/2011	HSBC	37	0	37
Sell		3,675	07/2011	RBS	0	(54)	(54)
Buy	CNY	397,938	04/2011	BCLY	779	0	779
Sell		256,862	04/2011	BCLY	0	(532)	(532)
Buy		195,103	04/2011	BOA	867	0	867
Sell		183,206	04/2011	CITI	0	(52)	(52)
Buy		105,893	04/2011	CSFB	174	0	174
Buy		81,426	04/2011	HSBC	137	0	137
Sell		160,781	04/2011	HSBC	0	(357)	(357)
Buy		182,055	04/2011	JPM	446	0	446
Sell		195,926	04/2011	JPM	0	(224)	(224)
Buy		26,500	04/2011	MSC	48	0	48
Sell		192,140	04/2011	RBS	0	(96)	(96)
Sell		23,935	11/2011	BCLY	0	(3)	(3)
Buy		3,398	11/2011	HSBC	0	(4)	(4)
Buy		3,337	11/2011	JPM	0	(2)	(2)
Sell		32,515	11/2011	RBS	0	(30)	(30)
Buy		4,045	02/2012	BCLY	0	(4)	(4)
Buy		126,400	02/2012	CITI	38	0	38
Buy		5,186	02/2012	DUB	7	0	7
Buy		56,806	02/2013	CITI	14	0	14
Buy		76,757	02/2013	JPM	7	0	7
Buy		77,694	02/2013	RBS	20	0	20
Buy	EUR	8,757	04/2011	CITI	374	0	374
Sell		1,365	04/2011	CITI	0	(92)	(92)
Sell		1,365	04/2011	UBS	0	(94)	(94)
Sell	GBP	535	06/2011	BOA	1	0	1
Sell	IDR	22,097,000	04/2011	CITI	0	(3)	(3)
Buy		17,622,000	04/2011	HSBC	24	0	24
Buy		13,245,000	04/2011	JPM	21	0	21
Sell		8,770,000	04/2011	RBS	0	(7)	(7)
Sell		25,592,700	07/2011	BCLY	0	(155)	(155)
Buy		145,878,250	07/2011	CITI	847	0	847
Sell		11,007,900	07/2011	CITI	0	(71)	(71)
Buy		182,687,750	07/2011	HSBC	1,346	0	1,346
Sell		34,185,100	07/2011	HSBC	0	(89)	(89)
Buy		30,277,000	07/2011	JPM	153	0	153
Sell		120,380,000	07/2011	JPM	0	(722)	(722)
Buy		68,931,000	10/2011	BCLY	355	0	355
Buy		19,164,000	10/2011	CITI	86	0	86
Buy		58,714,000	10/2011	DUB	275	0	275
Buy		119,975,675	10/2011	RBS	537	0	537
Buy		22,097,000	01/2012	CITI	7	0	7
Buy	INR	333,085	05/2011	BCLY	205	0	205
Sell		94,143	05/2011	BCLY	0	(4)	(4)
Buy		105,432	05/2011	JPM	56	0	56
Buy		176,700	08/2011	DUB	105	0	105
Buy		504,900	08/2011	HSBC	264	0	264
Buy		168,647	08/2011	JPM	87	0	87
Buy		772,030	08/2011	RBS	354	0	354
Buy	JPY	222,048	04/2011	CITI	0	(49)	(49)
Sell		222,048	04/2011	RBS	0	(3)	(3)
Buy	KRW	472,800	05/2011	BCLY	9	0	9
Buy		4,608,700	05/2011	CITI	95	0	95
Buy		34,629,000	05/2011	DUB	1,515	0	1,515
Buy		380,983	05/2011	GSC	11	0	11
Buy		892,000	05/2011	HSBC	17	0	17
Sell		9,460,000	05/2011	HSBC	0	(9)	(9)
Buy		59,245,870	05/2011	JPM	2,620	0	2,620
Buy		23,242,564	05/2011	MSC	492	0	492
Buy		1,788,000	05/2011	RBS	47	0	47
Sell	MXN	15,885	07/2011	BNP	0	(24)	(24)
Buy		132,839	07/2011	CITI	246	0	246
Buy		112,231	07/2011	HSBC	277	0	277

See Accompanying Notes	Annual Report	March 31, 2011	57

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	MXN	110,570	07/2011	HSBC	$0	$(18)	$(18)
Buy		71,376	07/2011	UBS	100	0	100
Buy	MYR	18,500	08/2011	BCLY	107	0	107
Sell		5,467	08/2011	BCLY	0	(1)	(1)
Buy		35,890	08/2011	CITI	190	0	190
Buy		10,436	08/2011	HSBC	47	0	47
Buy		6,100	08/2011	JPM	30	0	30
Sell	PEN	4,176	06/2011	DUB	24	0	24
Sell	PHP	78,930	06/2011	BCLY	0	(20)	(20)
Buy		1,005,560	06/2011	CITI	187	0	187
Buy		850,760	06/2011	JPM	317	0	317
Buy		1,149,237	06/2011	MSC	715	0	715
Sell		367,884	06/2011	RBS	0	(43)	(43)
Buy	PLN	786	08/2011	UBS	2	0	2
Buy	RUB	92,768	07/2011	CITI	41	0	41
Buy	SGD	2,536	05/2011	BOA	12	0	12
Sell		4,663	06/2011	BCLY	0	0	0
Buy		7,699	06/2011	BOA	89	0	89
Buy		2,600	09/2011	BCLY	30	0	30
Buy		5,100	09/2011	CITI	60	0	60
Buy		4,600	09/2011	DUB	44	0	44
Buy		8,499	09/2011	JPM	82	0	82
Buy		5,100	09/2011	RBS	56	0	56
Buy	TRY	6,855	07/2011	BCLY	110	0	110
Sell		4,415	07/2011	HSBC	0	(2)	(2)
Buy		41,229	07/2011	JPM	218	0	218
Buy	TWD	70,800	04/2011	BCLY	6	0	6
Sell		70,800	04/2011	BCLY	0	(2)	(2)
Buy		10,927	04/2011	BOA	13	0	13
Sell		10,927	04/2011	BOA	0	(1)	(1)
Buy		168,661	04/2011	DUB	68	0	68
Sell		168,661	04/2011	DUB	0	(14)	(14)
Buy		40,000	04/2011	GSC	3	0	3
Sell		40,000	04/2011	GSC	0	(3)	(3)
Buy		40,000	04/2011	HSBC	3	0	3
Sell		40,000	04/2011	HSBC	0	(3)	(3)
Buy		40,000	04/2011	JPM	13	0	13
Sell		40,000	04/2011	JPM	0	(4)	(4)
Buy		70,800	01/2012	BCLY	4	0	4
Buy		40,000	01/2012	GSC	5	0	5
Buy		40,000	01/2012	HSBC	5	0	5
Buy		40,000	01/2012	JPM	6	0	6
Buy	ZAR	253,285	07/2011	CITI	708	0	708
Sell		24,204	07/2011	CITI	0	(119)	(119)
Buy		17,423	07/2011	DUB	133	0	133
Buy		29,065	07/2011	UBS	93	0	93

					$17,370	$(4,005)	$13,365

(h)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bermuda
Corporate Bonds & Notes	$0	$19,578	$0	$19,578
Brazil
Corporate Bonds & Notes	0	83,119	0	83,119
Sovereign Issues	0	284,654	0	284,654
Cayman Islands
Corporate Bonds & Notes	0	7,870	0	7,870
Chile
Corporate Bonds & Notes	0	23,588	0	23,588
Colombia
Sovereign Issues	0	4,820	0	4,820
Egypt
Corporate Bonds & Notes	0	3,158	0	3,158
El Salvador
Corporate Bonds & Notes	0	3,708	0	3,708
Hong Kong
Corporate Bonds & Notes	0	7,702	0	7,702

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
India
Corporate Bonds & Notes	$0	$26,468	$0	$26,468
Indonesia
Corporate Bonds & Notes	0	8,880	0	8,880
Sovereign Issues	0	4,930	0	4,930
Ireland
Corporate Bonds & Notes	0	4,497	0	4,497
Kazakhstan
Corporate Bonds & Notes	0	3,543	0	3,543
Luxembourg
Corporate Bonds & Notes	0	110	0	110
Malaysia
Sovereign Issues	0	43	0	43
Mexico
Corporate Bonds & Notes	0	66,331	0	66,331
Sovereign Issues	0	114,217	0	114,217

58	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Netherlands
Corporate Bonds & Notes	$0	$7,619	$0	$7,619
Panama
Sovereign Issues	0	7,118	0	7,118
Peru
Corporate Bonds & Notes	0	2,072	0	2,072
Sovereign Issues	0	1,511	0	1,511
Poland
Sovereign Issues	0	4,311	0	4,311
Qatar
Corporate Bonds & Notes	0	15,888	0	15,888
Sovereign Issues	0	42,157	0	42,157
Russia
Corporate Bonds & Notes	0	87,938	0	87,938
Sovereign Issues	0	37,966	0	37,966
Singapore
Corporate Bonds & Notes	0	26,651	0	26,651
Sovereign Issues	0	56	0	56
South Korea
Corporate Bonds & Notes	0	11,723	0	11,723
Sovereign Issues	0	31,870	0	31,870
Switzerland
Corporate Bonds & Notes	0	2,017	0	2,017
Tunisia
Sovereign Issues	0	8,939	0	8,939
United Arab Emirates
Corporate Bonds & Notes	0	4,935	0	4,935
United States
Asset-Backed Securities	0	611	0	611
Corporate Bonds & Notes	0	51,130	0	51,130

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Mortgage-Backed Securities	$0	$7,269	$0	$7,269
U.S. Government Agencies	0	2,769	0	2,769
U.S. Treasury Obligations	0	6,088	0	6,088
Virgin Islands (British)
Corporate Bonds & Notes	0	6,817	0	6,817
Short-Term Instruments
Repurchase Agreements	0	1,973	0	1,973
Short-Term Notes	0	56,529	0	56,529
Singapore Treasury Bills	0	41,637	0	41,637
U.S. Treasury Bills	0	5,446	0	5,446
PIMCO Short-Term Floating NAV Portfolio	34,058	0	0	34,058
	$34,058	$1,140,256	$0	$1,174,314

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	4,535	0	4,535
Foreign Exchange Contracts	0	17,370	0	17,370
Interest Rate Contracts	0	9,603	0	9,603
	$0	$31,508	$0	$31,508

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,629)	0	(1,629)
Foreign Exchange Contracts	0	(4,005)	0	(4,005)
Interest Rate Contracts	0	(9,278)	0	(9,278)
	$0	$(14,912)	$0	$(14,912)

Totals	$34,058	$1,156,852	$0	$1,190,910

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(i)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$0	$0	$17,370	$0	$17,370
Unrealized appreciation on swap agreements	0	4,536	0	0	9,602	14,138

	$0	$4,536	$0	$17,370	$9,602	$31,508

Liabilities:
Unrealized depreciation on foreign currency contracts	$0	$0	$0	$4,005	$0	$4,005
Unrealized depreciation on swap agreements	0	1,629	0	0	9,278	10,907

	$0	$1,629	$0	$4,005	$9,278	$14,912

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$17,146	$0	$0	$575	$17,721
Net realized (loss) on foreign currency transactions	0	0	0	(2,538)	0	(2,538)

	$0	$17,146	$0	$(2,538)	$575	$15,183

See Accompanying Notes	Annual Report	March 31, 2011	59

Schedule of Investments PIMCO Emerging Markets Portfolio (Cont.)

March 31, 2011

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$2,320	$0	$0	$(4,222)	$(1,902)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	14,663	0	14,663

	$0	$2,320	$0	$14,663	$(4,222)	$12,761

(1)	See note 5 in the Notes to Financial Statements for additional information.

(j)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BCLY	$11,976	$(11,540)	$436
BNP	(24)	0	(24)
BOA	3,915	(3,820)	95
CITI	5,009	(4,370)	639
CSFB	1,727	(1,415)	312
DUB	7,561	(7,030)	531
GSC	81	140	221
HSBC	14,007	(13,570)	437
JPM	5,557	(4,910)	647
MLP	(4,012)	4,457	445
MSC	8,057	(7,380)	677
RBC	(16)	0	(16)
RBS	623	(260)	363
UBS	10,315	(10,100)	215

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

60	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO FX Strategy Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 2.5%

U.S. Treasury Notes
0.375% due 10/31/2012	$200	$	200

Total U.S. Treasury Obligations (Cost $200)			200

SHORT-TERM INSTRUMENTS 91.1%

REPURCHASE AGREEMENTS 13.6%

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	900		900
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $918. Repurchase proceeds are $900.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	173		173
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $180. Repurchase proceeds are $173.)

			1,073

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY BILLS 1.6%
0.117% due 06/23/2011- 07/14/2011 (a)(c)	$130	$	130

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 75.9%
	599,915		6,010

Total Short-Term Instruments (Cost $7,212)			7,213

PURCHASED OPTIONS (d) 1.1%
(Cost $128)			83

Total Investments 94.7% (Cost $7,540)		$	7,496

Written Options (e) (1.8%) (Premiums $131)			(143)

Other Assets and Liabilities (Net) 7.1%			562

Net Assets 100.0%		$	7,915

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $30 has been pledged as collateral as of March 31, 2011 for foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Purchased options outstanding on March 31, 2011:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Cost	Market Value
Put - OTC AUD versus USD	$	0.979	04/18/2011	AUD	6,100	$30	$2
Call - OTC EUR versus USD		1.425	04/18/2011	EUR	4,400	28	42
Call - OTC USD versus CAD	CAD	0.993	04/18/2011	$	4,100	14	5
Put - OTC USD versus CHF	CHF	0.909	04/18/2011		4,100	20	22
Call - OTC USD versus NOK	NOK	5.769	04/18/2011		2,100	12	2
Call - OTC USD versus SEK	SEK	6.495	04/18/2011		4,100	24	10

						$128	$83

(e)	Written options outstanding on March 31, 2011:

Foreign Currency Options
Description	Exercise Price		Expiration Date	Notional Amount		Premium	Market Value
Call - OTC AUD versus USD	$	1.027	04/18/2011	AUD	6,100	$26	$(81)
Put - OTC EUR versus CHF	CHF	1.280	06/29/2011	EUR	539	10	(11)
Put - OTC EUR versus USD	$	1.364	04/18/2011		4,400	30	(4)
Put - OTC USD versus CAD	CAD	0.961	04/18/2011	$	4,100	13	(12)
Call - OTC USD versus CHF	CHF	0.950	04/18/2011		4,100	20	(2)
Put - OTC USD versus NOK	NOK	5.507	04/18/2011		2,100	11	(19)
Put - OTC USD versus SEK	SEK	6.192	04/18/2011		4,100	21	(14)

						$131	$(143)

Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premium
Balance at 03/31/2010	$0	AUD	0	EUR	0	GBP	0	NZD	0	$0
Sales	77,300		39,500		31,739		3,200		13,600	921
Closing Buys	0		0		0		0		0	0
Expirations	(41,800)		(22,600)		(25,300)		(1,500)		(9,100)	(588)
Exercised	(21,100)		(10,800)		(1,500)		(1,700)		(4,500)	(202)

Balance at 03/31/2011	$14,400	AUD	6,100	EUR	4,939	GBP	0	NZD	0	$131

See Accompanying Notes	Annual Report	March 31, 2011	61

Schedule of Investments PIMCO FX Strategy Portfolio (Cont.)

(f)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	3,050	04/2011	MSC	$85	$0	$85
Buy		3,050	04/2011	UBS	85	0	85
Buy	CAD	1,999	04/2011	CITI	11	0	11
Buy		1,999	04/2011	MSC	11	0	11
Sell	CHF	1,905	04/2011	CSFB	0	(24)	(24)
Sell		1,905	04/2011	UBS	0	(24)	(24)
Buy	EUR	17,222	04/2011	CITI	200	0	200
Sell		43,600	04/2011	CSFB	0	(263)	(263)
Buy		25,000	04/2011	DUB	270	0	270
Sell		2,200	04/2011	RBS	0	(46)	(46)
Sell	JPY	123,840	04/2011	HSBC	2	0	2
Buy	NOK	11,816	04/2011	UBS	35	0	35
Buy	SEK	12,979	04/2011	BCLY	4	0	4
Buy		12,979	04/2011	RBS	5	0	5

					$708	$(357)	$351

(g) Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
U.S. Treasury Obligations	$0	$200	$0	$200
Short-Term Instruments
Repurchase Agreements	0	1,073	0	1,073
U.S. Treasury Bills	0	130	0	130
PIMCO Short-Term Floating NAV Portfolio	6,010	0	0	6,010
Purchased Options
Foreign Exchange Contracts	0	83	0	83
	$6,010	$1,486	$0	$7,496

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Foreign Exchange Contracts	$0	$708	$0	$708

Financial Derivative Instruments (7) - Liabilities
Foreign Exchange Contracts	$0	$(500)	$0	$(500)

Totals	$6,010	$1,694	$0	$7,704

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(h) Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$83	$0	$83
Unrealized appreciation on foreign currency contracts	0	0	0	708	0	708

	$0	$0	$0	$791	$0	$791

Liabilities:
Written options outstanding	$0	$0	$0	$143	$0	$143
Unrealized depreciation on foreign currency contracts	0	0	0	357	0	357

	$0	$0	$0	$500	$0	$500

62	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(582)	$0	$(582)
Net realized gain on futures contracts, written options and swaps	0	0	0	588	0	588
Net realized (loss) on foreign currency transactions	0	0	0	(985)	0	(985)

	$0	$0	$0	$(979)	$0	$(979)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$0	$0	$(44)	$0	$(44)
Net change in unrealized (depreciation) on futures contracts, written options and swaps	0	0	0	(12)	0	(12)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	0	0	0	351	0	351

	$0	$0	$0	$295	$0	$295

(1)	See note 5 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$5	$0	$5
CITI	204	0	204
CSFB	(278)	0	(278)
DUB	270	0	270
HSBC	2	0	2
MSC	96	0	96
RBS	(7)	0	(7)
UBS	(1)	30	29

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	63

Schedule of Investments PIMCO High Yield Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 4.9%

American General Finance Corp.
7.250% due 04/21/2015		$4,950	$4,964

CSC Holdings LLC
10.500% due 08/01/2013		2,500	2,666

First Data Corp.
3.002% due 09/24/2014		1,407	1,350

Ford Motor Co.
3.010% due 12/15/2013		2,227	2,228

Graham Packaging Co. LP
6.000% due 09/23/2016		499	503

HCA, Inc.
1.557% due 11/17/2012		7,500	7,463
2.557% due 11/14/2013		4,000	3,987

Hexion Specialty Chemicals, Inc.
4.000% due 05/05/2015		791	784
4.062% due 05/05/2015		353	350

Intelsat Ltd.
5.250% due 04/02/2018		2,000	2,016

International Lease Finance Corp.
7.000% due 03/17/2016		900	907

iStar Financial, Inc.
5.000% due 06/28/2013		10,000	9,909

Nuveen Investments, Inc.
3.304% due 11/13/2014		575	554
3.307% due 11/13/2014		778	749

Semiconductors NV
4.000% due 03/04/2018		5,000	5,056

Tomkins PLC
6.250% due 09/21/2016		2,467	2,481

Vodafone Group PLC
6.875% due 08/11/2015		2,071	2,091

Warner Chilcott, Inc.
4.000% due 03/17/2018		2,000	2,012

Total Bank Loan Obligations (Cost $49,538)			50,070

CORPORATE BONDS & NOTES 88.7%

BANKING & FINANCE 27.4%

AGFC Capital Trust I
6.000% due 01/15/2067		19,500	11,992

Ally Financial, Inc.
3.512% due 02/11/2014		4,130	4,143
6.000% due 12/15/2011		500	512
6.250% due 01/15/2019		761	685
6.500% due 03/15/2016		379	360
6.500% due 11/15/2018		578	528
6.625% due 05/15/2012		3,000	3,131
7.000% due 02/01/2012		200	206
7.000% due 11/15/2024		265	248
7.250% due 09/15/2017		2,800	2,722
7.500% due 12/31/2013		300	326
8.000% due 11/01/2031		4,450	4,954
8.300% due 02/12/2015		800	879

American International Group, Inc.
8.175% due 05/15/2068		3,500	3,793
8.250% due 08/15/2018 (g)		4,825	5,654

Barclays Bank PLC
7.434% due 09/29/2049		1,950	1,960
14.000% due 11/29/2049	GBP	300	630

BPCE S.A.
4.625% due 07/29/2049	EUR	700	868
5.250% due 07/29/2049		400	519
9.000% due 03/29/2049		100	147

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Checkout Holding Corp.
0.000% due 11/15/2015		$375	$246

CIT Group, Inc.
7.000% due 05/01/2013		495	506
7.000% due 05/01/2014		3,295	3,364
7.000% due 05/01/2015		12,294	12,433
7.000% due 05/01/2016		19,591	19,664
7.000% due 05/01/2017		687	690

Citigroup Capital XXI
8.300% due 12/21/2077		4,450	4,650

Columbus International, Inc.
11.500% due 11/20/2014		9,750	11,286

Credit Agricole S.A.
2.625% due 01/21/2014 (g)		5,000	5,001
5.136% due 12/29/2049	GBP	250	349

FCE Bank PLC
9.375% due 01/17/2014	EUR	3,000	4,783

Ford Motor Credit Co. LLC
7.250% due 10/25/2011		$100	103
8.700% due 10/01/2014		1,200	1,362
9.875% due 08/10/2011		200	206

Genworth Financial, Inc.
7.625% due 09/24/2021		925	928
8.625% due 12/15/2016 (g)		2,000	2,196

GMAC International Finance BV
7.500% due 04/21/2015	EUR	3,000	4,501

HBOS Capital Funding LP
6.071% due 06/29/2049		$250	231

HBOS PLC
6.750% due 05/21/2018		220	215

Hipotecaria Su Casita S.A. de C.V.
8.500% due 10/04/2016		1,500	638

ILFC E-Capital Trust I
5.970% due 12/21/2065		3,500	2,930

ILFC E-Capital Trust II
6.250% due 12/21/2065		2,780	2,349

International Lease Finance Corp.
4.750% due 01/13/2012		100	102
5.300% due 05/01/2012		1,200	1,227
5.625% due 09/20/2013		100	102
5.875% due 05/01/2013		875	901
6.500% due 09/01/2014		1,275	1,367
6.625% due 11/15/2013		625	650
6.750% due 09/01/2016		1,275	1,371
7.125% due 09/01/2018		1,275	1,376

LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	50	66
7.875% due 11/01/2020		$250	245

LBG Capital No.2 PLC
7.625% due 12/09/2019	GBP	538	803
15.000% due 12/21/2019	EUR	1,100	2,155

Lehman Brothers Holdings, Inc.
3.018% due 01/12/2012 (a)		$1,700	440
5.625% due 01/24/2013 (a)		830	220
6.625% due 01/18/2012 (a)		5,075	1,326
6.750% due 12/28/2017 (a)		4,725	4
6.875% due 05/02/2018 (a)		1,675	448
7.500% due 05/11/2038 (a)		775	1

Marina District Finance Co., Inc.
9.500% due 10/15/2015 (g)		5,000	5,256
9.875% due 08/15/2018		5,500	5,782

Navios Maritime Acquisition Corp.
8.625% due 11/01/2017		12,500	13,000

NSG Holdings LLC
7.750% due 12/15/2025		4,450	4,383

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ORIX Corp.
5.480% due 11/22/2011 (g)		$5,590	$5,731

Provident Funding Associates LP
10.125% due 02/15/2019		8,600	9,019
10.250% due 04/15/2017		11,000	12,320

Radian Group, Inc.
5.625% due 02/15/2013		3,000	2,978

Regions Bank
7.500% due 05/15/2018		4,850	5,129

Regions Financial Corp.
7.375% due 12/10/2037		5,275	5,183

Royal Bank of Scotland Group PLC
7.640% due 03/29/2049 (a)		7,200	5,760

SLM Corp.
0.603% due 01/27/2014		500	475
5.050% due 11/14/2014		2,500	2,523
5.125% due 08/27/2012		1,650	1,703
5.375% due 05/15/2014		1,000	1,037
5.625% due 08/01/2033		3,500	2,999
6.250% due 01/25/2016		5,875	6,131
8.000% due 03/25/2020		3,000	3,275
8.450% due 06/15/2018		3,000	3,365

Springleaf Finance Corp.
0.560% due 12/15/2011		7,000	6,760
0.594% due 08/17/2011		1,400	1,374
4.625% due 06/22/2011	EUR	1,000	1,414
4.875% due 07/15/2012		$7,800	7,702
5.900% due 09/15/2012 (g)		17,300	17,214

Standard Life PLC
6.375% due 07/12/2022	EUR	3,000	4,326

Stone Street Trust
5.902% due 12/15/2015		$1,000	1,043

Towergate Finance PLC
8.500% due 02/15/2018	GBP	1,400	2,291
10.500% due 02/15/2019		300	496

Ventas Realty LP
6.500% due 06/01/2016		$50	52
6.750% due 04/01/2017		1,430	1,517

Wind Acquisition Finance S.A.
11.750% due 07/15/2017		3,600	4,158

ZFS Finance USA Trust IV
5.875% due 05/09/2062 (g)		2,000	2,000

			282,088

INDUSTRIALS 53.8%

Aguila 3 S.A.
7.875% due 01/31/2018		875	897

Alere, Inc.
8.625% due 10/01/2018		2,150	2,287

Aleris International, Inc.
7.625% due 02/15/2018		925	932

Alliance One International, Inc.
10.000% due 07/15/2016		10,300	10,493

American Airlines Pass-Through Trust
7.000% due 01/31/2018		1,600	1,552

American Renal Holdings Co., Inc.
8.375% due 05/15/2018		1,900	2,014

AmeriGas Partners LP
7.125% due 05/20/2016		750	782

ARAMARK Corp.
8.500% due 02/01/2015		10,080	10,559

Associated Materials LLC
9.125% due 11/01/2017		1,100	1,180

64	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avaya, Inc.
7.000% due 04/01/2019		$2,550	$2,499

Aviation Capital Group
7.125% due 10/15/2020 (g)		9,225	9,640

AWAS Aviation Capital Ltd.
7.000% due 10/15/2016		22,460	22,572

Basell Finance Co. BV
8.100% due 03/15/2027		2,000	2,250

Basic Energy Services, Inc.
7.750% due 02/15/2019		450	465

Berry Petroleum Co.
6.750% due 11/01/2020		175	181
10.250% due 06/01/2014		300	349

Berry Plastics Corp.
5.053% due 02/15/2015		7,175	7,148
9.500% due 05/15/2018		3,000	3,000
9.750% due 01/15/2021		3,425	3,408

Biomet, Inc.
10.375% due 10/15/2017 (b)		3,350	3,698
11.625% due 10/15/2017		2,850	3,192

Brickman Group Holdings, Inc.
9.125% due 11/01/2018		325	349

Brigham Exploration Co.
8.750% due 10/01/2018		2,000	2,230

Buccaneer Merger Sub, Inc.
9.125% due 01/15/2019		225	240

Building Materials Corp. of America
7.500% due 03/15/2020		225	235

Cablevision Systems Corp.
8.000% due 04/15/2020		125	137

Caesars Entertainment Operating Co., Inc.
10.000% due 12/15/2018		7,312	6,709
11.250% due 06/01/2017		2,000	2,281

CCO Holdings LLC
7.875% due 04/30/2018		550	587
8.125% due 04/30/2020		550	601

CEDC Finance Corp. International, Inc.
8.875% due 12/01/2016	EUR	1,000	1,286

Cemex S.A.B. de C.V.
9.000% due 01/11/2018		$12,000	12,645

Chart Industries, Inc.
9.125% due 10/15/2015		2,100	2,205

Chemtura Corp.
7.875% due 09/01/2018		725	768

Cie Generale de Geophysique-Veritas
7.500% due 05/15/2015		214	221
9.500% due 05/15/2016		2,425	2,716

Citgo Petroleum Corp.
11.500% due 07/01/2017		1,625	1,901

CityCenter Holdings LLC
7.625% due 01/15/2016		500	519
10.750% due 01/15/2017 (b)		1,100	1,141

Clear Channel Worldwide Holdings, Inc.
9.250% due 12/15/2017		1,500	1,651

Coffeyville Resources LLC
9.000% due 04/01/2015		5,508	6,017
10.875% due 04/01/2017		6,250	7,141

CommScope, Inc.
8.250% due 01/15/2019		975	1,024

Community Health Systems, Inc.
8.875% due 07/15/2015		3,000	3,172

Consol Energy, Inc.
8.000% due 04/01/2017		600	660
8.250% due 04/01/2020		500	557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conti-Gummi Finance BV
7.125% due 10/15/2018	EUR	4,000	$5,932
7.500% due 09/15/2017		2,500	3,733

Continental Airlines, Inc.
6.750% due 09/15/2015		$3,350	3,396

Cooper-Standard Automotive, Inc.
8.500% due 05/01/2018		2,300	2,484

Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020		2,500	2,794

CPI International Acquisition, Inc.
8.000% due 02/15/2018		350	353

CSC Holdings LLC
7.625% due 07/15/2018		150	165
8.500% due 06/15/2015		1,450	1,591

Delhaize Group S.A.
5.700% due 10/01/2040		764	701

Delta Air Lines Pass-Through Trust
7.779% due 07/02/2013		17	18

Dex One Corp.
12.000% due 01/29/2017 (b)		19	12

Digicel Ltd.
8.250% due 09/01/2017		1,250	1,331

DISH DBS Corp.
7.125% due 02/01/2016		100	107
7.750% due 05/31/2015		100	110

DJO Finance LLC
9.750% due 10/15/2017		3,300	3,481
10.875% due 11/15/2014		1,000	1,095

DP World Sukuk Ltd.
6.250% due 07/02/2017		2,000	1,985

El Paso Corp.
7.250% due 06/01/2018		300	338

El Paso Natural Gas Co.
8.375% due 06/15/2032		175	215

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020		250	276

Energy Partners Ltd.
8.250% due 02/15/2018		3,150	3,150

Energy Transfer Equity LP
7.500% due 10/15/2020		3,500	3,824

Enterprise Products Operating LLC
7.034% due 01/15/2068		1,160	1,205
8.375% due 08/01/2066		4,405	4,763

Equinix, Inc.
8.125% due 03/01/2018		1,450	1,577

Euramax International, Inc.
9.500% due 04/01/2016		3,000	3,060

Exide Technologies
8.625% due 02/01/2018		1,050	1,126

FGI Holding Co., Inc.
11.250% due 10/01/2015 (b)		5,564	5,508

FGI Operating Co., Inc.
10.250% due 08/01/2015		2,185	2,341

First Data Corp.
8.250% due 01/15/2021		278	279
9.875% due 09/24/2015		63	65
12.625% due 01/15/2021		278	303

Florida East Coast Railway Corp.
8.125% due 02/01/2017		650	682

FMG Resources Pty. Ltd.
7.000% due 11/01/2015		550	573

Ford Motor Co.
9.215% due 09/15/2021		800	926

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017		$100	$110

GeoEye, Inc.
8.625% due 10/01/2016		200	214
9.625% due 10/01/2015		1,400	1,591

Georgia-Pacific LLC
7.250% due 06/01/2028		750	787
7.700% due 06/15/2015		1,250	1,422
8.000% due 01/15/2024		5,950	6,828

Giant Funding Corp.
8.250% due 02/01/2018		875	902

Global Geophysical Services, Inc.
10.500% due 05/01/2017		15,050	16,254

Goodyear Tire & Rubber Co.
10.500% due 05/15/2016		1,225	1,378

Graham Packaging Co. LP
8.250% due 01/01/2017		2,750	2,963
9.875% due 10/15/2014		1,750	1,818

Graphic Packaging International, Inc.
7.875% due 10/01/2018		375	404

Great Lakes Dredge & Dock Corp.
7.375% due 02/01/2019		475	483

Griffon Corp.
7.125% due 04/01/2018		775	792

Hapag-Lloyd AG
9.750% due 10/15/2017		6,600	7,112

HCA, Inc.
6.250% due 02/15/2013		1,488	1,551
6.750% due 07/15/2013		1,964	2,074
7.250% due 09/15/2020		650	699
8.500% due 04/15/2019		5,275	5,882
9.125% due 11/15/2014		425	448
9.250% due 11/15/2016		15,095	16,321
9.625% due 11/15/2016 (b)		8,350	9,018
9.875% due 02/15/2017		150	169

Headwaters, Inc.
7.625% due 04/01/2019		1,400	1,407

Huntsman International LLC
8.625% due 03/15/2020		925	1,013
8.625% due 03/15/2021		275	301

Ineos Group Holdings PLC
7.875% due 02/15/2016	EUR	3,500	4,873
8.500% due 02/15/2016		$7,050	7,147

Insight Communications Co., Inc.
9.375% due 07/15/2018		850	948

Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016		2,600	2,756

Interactive Data Corp.
10.250% due 08/01/2018		275	310

Intergen NV
9.000% due 06/30/2017		4,030	4,362

Interline Brands, Inc.
7.000% due 11/15/2018		250	258

JET Equipment Trust
7.630% due 02/15/2015 (a)		55	1

JMC Steel Group
8.250% due 03/15/2018		750	771

KRATON Polymers LLC
6.750% due 03/01/2019		275	280

Laredo Petroleum, Inc.
9.500% due 02/15/2019		4,025	4,201

Lyondell Chemical Co.
8.000% due 11/01/2017		2,305	2,547

See Accompanying Notes	Annual Report	March 31, 2011	65

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Manitowoc Co., Inc.
8.500% due 11/01/2020		$1,325	$1,428

McClatchy Co.
11.500% due 02/15/2017		4,000	4,520

MGM Resorts International
6.625% due 07/15/2015		2,200	2,096
6.875% due 04/01/2016		300	280
7.500% due 06/01/2016		250	238
10.375% due 05/15/2014		25	29
11.125% due 11/15/2017		500	575
13.000% due 11/15/2013		1,550	1,870

Mylan, Inc.
7.625% due 07/15/2017		475	514
7.875% due 07/15/2020		700	765

Nexeo Solutions LLC
8.375% due 03/01/2018		325	333

NFR Energy LLC
9.750% due 02/15/2017		2,900	2,886

Novasep Holding SAS
9.625% due 12/15/2016	EUR	15,800	14,667
9.750% due 12/15/2016		$3,800	2,451

Novelis, Inc.
8.375% due 12/15/2017		2,400	2,610
8.750% due 12/15/2020		900	994

OI European Group BV
6.875% due 03/31/2017	EUR	300	437

Ono Finance II PLC
10.875% due 07/15/2019		$3,000	3,225

OPTI Canada, Inc.
7.875% due 12/15/2014		12,050	6,432
8.250% due 12/15/2014		12,210	6,578
9.000% due 12/15/2012 (g)		37,800	38,603
9.750% due 08/15/2013 (g)		4,400	4,433

Oshkosh Corp.
8.250% due 03/01/2017		125	138
8.500% due 03/01/2020		150	169

Packaging Dynamics Corp.
8.750% due 02/01/2016		625	642

Palace Entertainment Holdings LLC
8.875% due 04/15/2017		725	745

Patheon, Inc.
8.625% due 04/15/2017		1,150	1,183

Penn Virginia Resource Partners LP
8.250% due 04/15/2018		175	188

Petrohawk Energy Corp.
7.875% due 06/01/2015		1,220	1,299

PHH Corp.
7.125% due 03/01/2013 (g)		15,035	15,655
9.250% due 03/01/2016		7,425	8,112

Pilgrim's Pride Corp.
7.875% due 12/15/2018		3,650	3,559

Pinafore LLC
9.000% due 10/01/2018		800	872

Ply Gem Industries, Inc.
8.250% due 02/15/2018		600	620

Polymer Group, Inc.
7.750% due 02/01/2019		350	363

Prestige Brands, Inc.
8.250% due 04/01/2018		225	238

Quality Distribution LLC
9.875% due 11/01/2018		4,000	4,170

Quebecor Media, Inc.
7.750% due 03/15/2016		2,125	2,215

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Quicksilver Resources, Inc.
11.750% due 01/01/2016		$2,375	$2,779

Quintiles Transnational Corp.
9.500% due 12/30/2014 (b)		1,250	1,281

Radnet Management, Inc.
10.375% due 04/01/2018		3,000	3,049

Rain CII Carbon LLC
8.000% due 12/01/2018		725	779

Regal Entertainment Group
9.125% due 08/15/2018		1,100	1,182

Reynolds Group Issuer, Inc.
6.875% due 02/15/2021		450	456
7.125% due 04/15/2019		1,075	1,107
8.000% due 12/15/2016	EUR	75	105
8.250% due 02/15/2021		$2,375	2,363
8.500% due 05/15/2018		1,000	1,018
9.000% due 04/15/2019		600	624

Roadhouse Financing, Inc.
10.750% due 10/15/2017		11,015	11,869

Rockies Express Pipeline LLC
6.875% due 04/15/2040		2,000	1,970

Roofing Supply Group LLC
8.625% due 12/01/2017		425	449

Santos Finance Ltd.
8.250% due 09/22/2070	EUR	3,000	4,377

Seminole Indian Tribe of Florida
7.750% due 10/01/2017		$250	266

Seneca Gaming Corp.
8.250% due 12/01/2018		4,825	4,994

Sensata Technologies BV
8.000% due 05/01/2014		1,759	1,856

Smurfit Kappa Funding PLC
7.750% due 04/01/2015		200	206

Solutia, Inc.
7.875% due 03/15/2020		150	164

Tenet Healthcare Corp.
8.875% due 07/01/2019		2,000	2,290

Tennessee Gas Pipeline Co.
8.375% due 06/15/2032		375	466

Thermon Industries, Inc.
9.500% due 05/01/2017		100	108

Tutor Perini Corp.
7.625% due 11/01/2018		800	828

Uncle Acquisition Corp.
8.625% due 02/15/2019		400	422

Univision Communications, Inc.
8.500% due 05/15/2021		875	910
12.000% due 07/01/2014		3,000	3,255

UPC Holding BV
9.875% due 04/15/2018		2,000	2,220

UPCB Finance Ltd.
7.625% due 01/15/2020	EUR	750	1,099

Valeant Pharmaceuticals International
6.500% due 07/15/2016		$11,450	11,364
6.875% due 12/01/2018		2,400	2,364

Vertellus Specialties, Inc.
9.375% due 10/01/2015		925	992

West Corp.
8.625% due 10/01/2018		325	344

Windstream Corp.
7.750% due 10/15/2020		1,500	1,549
8.625% due 08/01/2016		20,556	21,892

WMG Acquisition Corp.
9.500% due 06/15/2016		3,350	3,559

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wynn Las Vegas LLC
7.875% due 11/01/2017		$1,500	$1,616

YCC Holdings LLC
10.250% due 02/15/2016 (b)		425	430

Ziggo Finance BV
6.125% due 11/15/2017	EUR	2,700	3,836

			552,555

UTILITIES 7.5%

AES Andres Dominicana
9.500% due 11/12/2020		$12,900	13,803

AES Corp.
7.750% due 03/01/2014		125	136
8.000% due 06/01/2020		2,400	2,604

AES Ironwood LLC
8.857% due 11/30/2025		4,684	4,673

AES Red Oak LLC
8.540% due 11/30/2019		577	588
9.200% due 11/30/2029		2,100	2,121

Calpine Construction Finance Co. LP
8.000% due 06/01/2016		3,000	3,285

Calpine Corp.
7.500% due 02/15/2021		2,525	2,626

Energy Future Holdings Corp.
9.750% due 10/15/2019		1,500	1,546
10.000% due 01/15/2020		1,000	1,064

Energy Future Intermediate Holding Co. LLC
9.750% due 10/15/2019		3,444	3,549

Frontier Communications Corp.
7.450% due 07/01/2035		325	298
9.000% due 08/15/2031		1,800	1,850

Ipalco Enterprises, Inc.
7.250% due 04/01/2016		1,200	1,305
8.625% due 11/14/2011		4,775	4,954

Midwest Generation LLC
8.560% due 01/02/2016		4,416	4,504

NRG Energy, Inc.
7.375% due 02/01/2016		3,000	3,112
7.375% due 01/15/2017		2,000	2,090
8.250% due 09/01/2020		1,000	1,045

Qwest Communications International, Inc.
7.500% due 02/15/2014		950	968

Sithe Independence Funding Corp.
9.000% due 12/30/2013		2,203	2,251

Sprint Capital Corp.
8.750% due 03/15/2032		5,850	6,252

Telesat LLC
11.000% due 11/01/2015		2,800	3,132

Tenaska Alabama Partners LP
7.000% due 06/30/2021		1,863	1,966

Time Warner Telecom Holdings, Inc.
8.000% due 03/01/2018		300	325

Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
6.493% due 02/02/2016		1,500	1,560
7.748% due 02/02/2021		1,500	1,582

Virgin Media Finance PLC
9.500% due 08/15/2016		2,875	3,285

Wilmington Trust Co. - Tucson Electric
10.732% due 01/01/2013 (k)		1,093	1,107

			77,581

Total Corporate Bonds & Notes (Cost $881,910)			912,224

66	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

CALIFORNIA 0.2%

California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039	$100	$106
7.550% due 04/01/2039	100	109

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	415	454

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	929

		1,598

ILLINOIS 0.0%

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	100	102

Illinois State General Obligation Notes, Series 2010
4.421% due 01/01/2015	100	100

		202

NEW JERSEY 0.0%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	300	332

Total Municipal Bonds & Notes (Cost $2,141)		2,132

U.S. GOVERNMENT AGENCIES 2.9%

Fannie Mae
4.000% due 04/01/2040 - 02/01/2041 (g)	29,863	29,375

Total U.S. Government Agencies (Cost $29,538)		29,375

MORTGAGE-BACKED SECURITIES 2.3%

Adjustable Rate Mortgage Trust
2.980% due 10/25/2035	287	211

American Home Mortgage Assets
0.480% due 09/25/2046 (a)	728	97
1.232% due 11/25/2046	1,121	539
6.250% due 06/25/2037	654	357

Banc of America Alternative Loan Trust
0.650% due 05/25/2035	176	131

Banc of America Funding Corp.
2.922% due 03/20/2036	540	407

Bear Stearns Alt-A Trust
2.788% due 01/25/2035	13	11

Countrywide Alternative Loan Trust
0.430% due 05/25/2047	65	38
0.464% due 03/20/2046	98	57
0.509% due 07/25/2046	500	98
1.312% due 12/25/2035	202	128
5.542% due 10/25/2035	149	104

Countrywide Home Loan Mortgage Pass-Through Trust
0.570% due 03/25/2035	495	334
6.000% due 05/25/2036	399	356

Credit Suisse Mortgage Capital Certificates
5.525% due 06/15/2039	1,878	1,922

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036	829	570

Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	363	370

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Downey Savings & Loan Association Mortgage Loan Trust
0.503% due 03/19/2045	$72	$50

First Horizon Alternative Mortgage Securities
2.368% due 09/25/2035	943	722
6.000% due 05/25/2036	261	211

GMAC Mortgage Corp. Loan Trust
3.060% due 04/19/2036	729	560

Granite Mortgages PLC
1.203% due 01/20/2044	6,966	6,113

GSR Mortgage Loan Trust
2.800% due 05/25/2035	2,057	1,477
2.870% due 04/25/2035	8	7

Harborview Mortgage Loan Trust
0.444% due 01/19/2038	60	40
0.494% due 03/19/2036	1,032	653

Indymac Index Mortgage Loan Trust
5.018% due 09/25/2035	201	181

JPMorgan Mortgage Trust
5.515% due 07/27/2037	1,010	867
6.000% due 08/25/2037	380	346

Lehman Brothers Floating Rate Commercial Mortgage Trust
0.375% due 09/15/2021	1,356	1,326

Nomura Asset Acceptance Corp.
6.138% due 03/25/2047	453	385

RBSCF Trust
6.068% due 09/17/2039	1,100	1,207

Residential Accredit Loans, Inc.
0.410% due 01/25/2037	1,542	1,002
0.580% due 03/25/2037	771	280
5.500% due 02/25/2036 (a)	802	479

Residential Asset Securitization Trust
6.000% due 05/25/2037	277	218

Structured Adjustable Rate Mortgage Loan Trust
0.560% due 07/25/2035	31	21

Structured Asset Mortgage Investments, Inc.
0.470% due 05/25/2036	62	37

WaMu Mortgage Pass-Through Certificates
1.082% due 05/25/2047	758	534
5.691% due 10/25/2036	518	442
5.695% due 07/25/2037	592	503

Total Mortgage-Backed Securities (Cost $22,266)		23,391

ASSET-BACKED SECURITIES 2.2%

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	3,412	3,378
7.001% due 09/20/2022	19,200	17,753

Argent Securities, Inc.
1.300% due 12/25/2033	370	304

Carrington Mortgage Loan Trust
0.400% due 08/25/2036	100	41

Credit-Based Asset Servicing & Securitization LLC
5.293% due 01/25/2037	1,294	589

GSAMP Trust
0.400% due 08/25/2036	100	55

Mid-State Trust
7.791% due 03/15/2038	26	26

Morgan Stanley ABS Capital I
0.390% due 05/25/2037	200	74

Residential Asset Securities Corp.
0.400% due 08/25/2036	100	56

Total Asset-Backed Securities (Cost $22,363)		22,276

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 3.5%

CONSUMER DISCRETIONARY 0.1%

Dex One Corp. (c)	157,507	$762

ENERGY 0.2%

OPTI Canada, Inc. (c)	9,548,027	2,308

SemGroup Corp. 'A' (c)	1	0

		2,308

FINANCIALS 2.4%

Banco Santander Brasil S.A.	96,600	1,185

Bank of America Corp.	718,168	9,573

CIT Group, Inc. (c)	105,220	4,477

PMI Group, Inc. (c)	1,327,380	3,584

Radian Group, Inc.	639,238	4,353

Regions Financial Corp.	203,300	1,476

		24,648

INDUSTRIALS 0.0%

Capstone Turbine Corp. (c)	300,000	543

INFORMATION TECHNOLOGY 0.4%

Advanced Micro Devices, Inc. (c)	512,300	4,406

TELECOMMUNICATION SERVICES 0.4%

Level 3 Communications, Inc. (c)	2,598,400	3,819

Total Common Stocks (Cost $44,444)		36,486

WARRANTS 0.0%

ENERGY 0.0%

SemGroup Corp. Exp. 11/30/2014	18,330	172

Total Warrants (Cost $82)		172

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Health Care REIT, Inc.
6.500% due 12/31/2049	22,000	1,146

Total Convertible Preferred Securities (Cost $1,100)		1,146

PREFERRED SECURITIES 2.6%

BANKING & FINANCE 2.6%

Ally Financial, Inc.
7.000% due 12/31/2049	6,000	5,583

Citigroup Capital XIII
7.875% due 12/31/2049	120,000	3,288

Farm Credit Bank
10.000% due 12/31/2049	12,000	13,478

GMAC Capital Trust I
8.125% due 12/31/2049	160,000	4,088

Total Preferred Securities (Cost $24,749)		26,437

See Accompanying Notes	Annual Report	March 31, 2011	67

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 0.6%

Developers Diversified Realty Corp.	20,000	$499

FelCor Lodging Trust, Inc.	20,000	540

First Industrial Realty Trust, Inc.	5,000	3,650

Kilroy Realty Corp.	70,000	1,763

Total Real Estate Investment Trusts (Cost $6,355)		6,452

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 6.1%

REPURCHASE AGREEMENTS 1.1%

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	$1,000	1,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $1,024. Repurchase proceeds are $1,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/01/2011	$500	$500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $510. Repurchase proceeds are $500.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	9,977	9,977
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $10,180. Repurchase proceeds are $9,977.)

		11,477

U.S. TREASURY BILLS 1.1%
0.154% due 06/09/2011 - 09/22/2011 (d)(f)(h)	11,366	11,360

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.9%
4,006,068	$40,133

Total Short-Term Instruments (Cost $62,969)	62,970

Total Investments 114.1% (Cost $1,147,455)	$1,173,131

Written Options (j) (0.1%) (Premiums $1,420)	(886)

Other Assets and Liabilities (Net) (14.0%)	(144,304)

Net Assets 100.0%	$1,027,941

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Payment in-kind bond security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $9,106 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $7,945 at a weighted average interest rate of -0.567%. On March 31, 2011, securities valued at $115,559 were pledged as collateral for reverse repurchase agreements settled.
(h)	Securities with an aggregate market value of $1,684 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	350	$(331)
90-Day Euribor March Futures	Long	03/2012	100	(122)
90-Day Eurodollar June Futures	Long	06/2012	100	1
90-Day Eurodollar March Futures	Long	03/2012	512	395
U.S. Treasury 10-Year Note June Futures	Long	06/2011	308	75

				$18

(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid	Unrealized (Depreciation)
Springleaf Finance Corp.	GSC	(5.000%	)	03/20/2018	5.675%	$	10,000	$283	$350	$(67)
Springleaf Finance Corp.	JPM	(5.000%	)	03/20/2018	5.675%		5,000	141	200	(59)

								$424	$550	$(126)

Credit Default Swaps on Corporate and U.S. Municipal Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Advanced Micro Devices, Inc.	MSC	5.000%	03/20/2016	4.115%	$	4,000	$161	$135	$26
Ally Financial, Inc.	BOA	5.000%	12/20/2011	0.967%		5,000	154	114	40
AMR Corp.	DUB	5.000%	12/20/2011	7.305%		7,000	(103)	(87)	(16)
AMR Corp.	RBS	5.000%	12/20/2011	7.305%		1,500	(22)	(19)	(3)
Assured Guaranty Corp.	CITI	5.000%	06/20/2012	4.409%		35,000	300	88	212
Assured Guaranty Corp.	CITI	5.000%	03/20/2016	7.066%		5,000	(392)	(325)	(67)
Assured Guaranty Corp.	GSC	5.000%	12/20/2011	3.786%		4,000	41	(10)	51

68	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and U.S. Municipal Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Assured Guaranty Corp.	GSC	5.000%	03/20/2012	4.176%	$	4,000	$38	$(20)	$58
Assured Guaranty Corp.	GSC	5.000%	09/20/2012	4.804%		4,000	17	(60)	77
Assured Guaranty Corp.	GSC	5.000%	03/20/2013	5.283%		20,000	(74)	(500)	426
Assured Guaranty Corp.	GSC	5.000%	03/20/2016	7.066%		5,000	(392)	(388)	(4)
Assured Guaranty Corp.	JPM	5.000%	09/20/2012	4.804%		10,000	43	(175)	218
Assured Guaranty Corp.	MSC	5.000%	09/20/2012	4.804%		4,000	17	(30)	47
Berkshire Hathaway Finance Corp.	CITI	1.000%	06/20/2020	1.350%		1,000	(27)	(42)	15
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	0.994%		2,500	1	(70)	71
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.378%		1,500	(45)	(60)	15
BNP Paribas	BOA	1.000%	03/20/2016	1.718%	EUR	5,000	(229)	(421)	192
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%	$	100	0	(7)	7
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		300	7	(8)	15
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%		20,000	85	(132)	217
BP Capital Markets America, Inc.	GSC	5.000%	09/20/2015	0.696%		200	37	3	34
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%		100	1	(7)	8
California State General Obligation Bonds, Series 2003	CITI	2.750%	03/20/2021	2.079%		5,000	242	0	242
California State General Obligation Bonds, Series 2003	DUB	2.650%	03/20/2021	2.079%		100	4	0	4
Chubb Corp.	BOA	1.000%	03/20/2016	0.904%		20,000	96	155	(59)
Codelco, Inc.	BCLY	1.000%	12/20/2011	0.296%		4,000	22	6	16
Community Health Systems, Inc.	GSC	5.000%	03/20/2014	2.834%		4,050	254	(370)	624
Continental Resources, Inc.	CSFB	5.000%	12/20/2012	1.034%	EUR	5,000	490	254	236
Credit Agricole S.A.	BOA	3.000%	03/20/2016	2.722%		5,000	94	(131)	225
Credit Agricole S.A.	GSC	3.000%	03/20/2016	2.722%		5,000	93	(229)	322
El Paso Corp.	GSC	5.000%	09/20/2014	1.133%	$	1,600	211	(152)	363
First Industrial LP	MSC	5.000%	03/20/2016	2.948%		1,500	138	51	87
First Industrial LP	UBS	5.000%	03/20/2016	2.948%		1,500	138	64	74
General Electric Capital Corp.	CITI	4.100%	12/20/2013	0.742%		1,350	124	0	124
GenOn Energy, Inc.	MSC	5.000%	12/20/2014	5.535%		300	(5)	(30)	25
Illinois State General Obligation Bonds, Series 2006	CITI	2.900%	03/20/2021	2.391%		5,000	176	0	176
Illinois State General Obligation Bonds, Series 2006	DUB	2.770%	03/20/2021	2.391%		200	5	0	5
Illinois State General Obligation Bonds, Series 2006	DUB	2.820%	03/20/2021	2.391%		100	3	0	3
Illinois State General Obligation Bonds, Series 2006	GSC	3.200%	03/20/2021	2.391%		5,000	278	0	278
Illinois State General Obligation Bonds, Series 2006	MSC	2.780%	03/20/2021	2.391%		100	3	0	3
Illinois State General Obligation Bonds, Series 2006	MSC	2.950%	03/20/2021	2.391%		7,000	271	0	271
ING Security Life	DUB	2.800%	01/15/2012	2.800%		13,165	22	0	22
MBIA, Inc.	CITI	5.000%	06/20/2011	9.795%		26,000	(236)	(1,779)	1,543
MBIA, Inc.	CITI	5.000%	12/20/2011	9.797%		7,000	(221)	(1,011)	790
MBIA, Inc.	DUB	5.000%	09/20/2011	9.796%		5,000	(103)	(500)	397
MBIA, Inc.	DUB	5.000%	12/20/2011	9.797%		7,500	(238)	(1,425)	1,187
MBIA, Inc.	DUB	5.000%	03/20/2012	11.257%		7,000	(388)	(1,155)	767
MBIA, Inc.	GSC	5.000%	03/20/2012	11.257%		9,000	(499)	(1,140)	641
MBIA, Inc.	UBS	5.000%	03/20/2012	11.257%		20,000	(1,110)	(3,050)	1,940
MetLife, Inc.	BOA	1.000%	06/20/2015	1.300%		2,000	(23)	(203)	180
MetLife, Inc.	CITI	1.000%	03/20/2016	1.487%		10,000	(223)	(253)	30
MetLife, Inc.	DUB	1.000%	03/20/2018	1.686%		10,000	(414)	(568)	154
Morgan Stanley	BOA	1.000%	06/20/2015	1.161%		2,000	(12)	(154)	142
New Jersey State General Obligation Bonds, Series 2001	DUB	2.000%	03/20/2021	1.562%		300	10	0	10
New Jersey State General Obligation Bonds, Series 2001	GSC	1.970%	03/20/2021	1.562%		2,000	61	0	61
New Jersey State General Obligation Bonds, Series 2001	MSC	2.000%	03/20/2021	1.562%		100	3	0	3
New York State General Obligation Bonds, Series 2005	BOA	1.850%	03/20/2021	1.343%		100	3	0	3
PMI Group, Inc.	BCLY	5.000%	03/20/2014	7.633%		2,500	(162)	(94)	(68)
PMI Group, Inc.	CITI	5.000%	03/20/2012	5.646%		5,000	(23)	(31)	8
PMI Group, Inc.	CITI	5.000%	06/20/2014	7.809%		5,000	(367)	(312)	(55)
PMI Group, Inc.	DUB	5.000%	03/20/2013	6.715%		3,000	(88)	(45)	(43)
PMI Group, Inc.	GSC	5.000%	03/20/2012	5.646%		9,000	(40)	(47)	7
PMI Group, Inc.	GSC	5.000%	03/20/2013	6.715%		3,000	(88)	(45)	(43)
PMI Group, Inc.	GSC	5.000%	09/20/2015	8.577%		2,000	(235)	(200)	(35)
PMI Group, Inc.	MSC	5.000%	03/20/2013	6.715%		4,000	(117)	(100)	(17)
PMI Group, Inc.	UBS	5.000%	03/20/2014	7.633%		2,500	(161)	(84)	(77)
Rallye S.A.	DUB	5.000%	12/20/2012	1.571%	EUR	3,000	255	236	19
Sprint Nextel Corp.	UBS	1.000%	06/20/2019	3.783%	$	5,800	(995)	(1,049)	54
Texas Competitive Electric Holdings Co. LLC	GSC	5.000%	09/20/2011	14.054%		20,000	(804)	(1,658)	854
Urbi Desarrollos Urbanos, S.A.B. de C.V.	DUB	5.000%	03/20/2016	6.000%		8,500	(310)	(344)	34

							$(4,248)	$(17,414)	$13,166

See Accompanying Notes	Annual Report	March 31, 2011	69

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums (Received)	Unrealized (Depreciation)
CDX.HY-16 5-Year Index	BCLY	(5.000%	)	06/20/2016	$	85,000	$(1,877)	$(1,828)	$(49)
CDX.IG-14 5-Year Index	BOA	(1.000%	)	06/20/2015		10,000	(110)	(43)	(67)
CDX.IG-14 5-Year Index	MSC	(1.000%	)	06/20/2015		5,000	(55)	(22)	(33)
CDX.IG-14 5-Year Index	UBS	(1.000%	)	06/20/2015		6,000	(66)	(26)	(40)
CDX.IG-15 5-Year Index	MSC	(1.000%	)	12/20/2015		5,000	(38)	(22)	(16)

							$(2,146)	$(1,941)	$(205)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.07-1 Index	CSFB	0.090%	08/25/2037	$	970	$(552)	$(679)	$127
CDX.HY-15 5-Year Index	BCLY	5.000%	12/20/2015		30,000	1,040	1,106	(66)
CDX.HY-15 5-Year Index	MSC	5.000%	12/20/2015		80,000	2,775	2,944	(169)
CDX.HY-15 5-Year Index	RBS	5.000%	12/20/2015		20,000	694	362	332

						$3,957	$3,733	$224

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC	$	5,800	$88	$220	$(132)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	RBS		21,600	329	956	(627)

							$417	$1,176	$(759)

(j)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Receive	0.600%	04/08/2011	$	178,200	$165	$(207)
Put - OTC 1-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	0.600%	04/08/2011		178,200	165	(2)

								$330	$(209)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	15,000	$43	$(26)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		25,000	83	(25)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		25,000	78	(44)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		40,000	145	(41)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		25,000	75	(44)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		25,000	92	(25)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		10,000	39	(23)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		10,000	46	(29)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		25,000	60	(29)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		25,000	135	(2)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		10,000	28	(17)
Put - OTC CDX.IG-15 5-Year Index	UBS	Sell	1.200%	09/21/2011		10,000	54	(29)

							$878	$(334)

70	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Straddle Options
Description	Counterparty	Exercise Level (6)	Expiration Date	Notional Amount		Premium (6)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	6,600	$35	$(55)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		6,600	34	(55)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		13,200	143	(233)

						$212	$(343)

(6)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	0	$56,700	EUR	0	$542
Sales	932	746,800		73,000	2,387
Closing Buys	(625)	(168,500)		(73,000)	(1,345)
Expirations	0	(7,200)		0	(54)
Exercised	(307)	0		0	(110)

Balance at 03/31/2011	0	$627,800	EUR	0	$1,420

(k)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Wilmington Trust Co. - Tucson Electric	10.732%	01/01/2013	12/08/2000	$1,114	$1,107	0.11%

(l)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	CAD	3,365	06/2011	BNP	$0	$(22)	$(22)
Sell		22	06/2011	DUB	0	0	0
Sell		159	06/2011	RBC	0	(4)	(4)
Sell	EUR	1,528	04/2011	BCLY	0	(28)	(28)
Buy		34,206	04/2011	BNP	743	0	743
Sell		1,599	04/2011	BNP	0	(43)	(43)
Sell		1,298	04/2011	BOA	0	(91)	(91)
Sell		41,018	04/2011	CITI	0	(2,597)	(2,597)
Buy		391	04/2011	RBC	0	0	0
Sell		1,446	04/2011	RBS	0	(58)	(58)
Buy		1,445	04/2011	UBS	13	0	13
Sell		37,125	04/2011	UBS	0	(2,551)	(2,551)
Sell	GBP	2,858	06/2011	BOA	8	0	8

					$764	$(5,394)	$(4,630)

(m)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$50,070	$0	$50,070
Corporate Bonds & Notes
Banking & Finance	0	282,088	0	282,088
Industrials	0	550,985	1,570	552,555
Utilities	0	71,970	5,611	77,581
Municipal Bonds & Notes
California	0	1,598	0	1,598
Illinois	0	202	0	202
New Jersey	0	332	0	332
U.S. Government Agencies	0	29,375	0	29,375
Mortgage-Backed Securities	0	23,391	0	23,391
Asset-Backed Securities	0	1,145	21,131	22,276

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Common Stocks
Consumer Discretionary	$762	$0	$0	$762
Energy	2,308	0	0	2,308
Financials	24,648	0	0	24,648
Industrials	543	0	0	543
Information Technology	4,406	0	0	4,406
Telecommunication Services	3,819	0	0	3,819
Warrants
Energy	0	0	172	172
Convertible Preferred Securities
Banking & Finance	1,146	0	0	1,146
Preferred Securities
Banking & Finance	3,288	23,149	0	26,437
Real Estate Investment Trusts	6,452	0	0	6,452

See Accompanying Notes	Annual Report	March 31, 2011	71

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$11,477	$0	$11,477
U.S. Treasury Bills	0	11,360	0	11,360
PIMCO Short-Term Floating NAV Portfolio	40,133	0	0	40,133
	$87,505	$1,057,142	$28,484	$1,173,131

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	14,056	56	14,112
Foreign Exchange Contracts	0	764	0	764
Interest Rate Contracts	471	0	0	471
	$471	$14,820	$56	$15,347

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(1,387)	$0	$(1,387)
Foreign Exchange Contracts	0	(5,394)	0	(5,394)
Interest Rate Contracts	(453)	(968)	(343)	(1,764)
	$(453)	$(7,749)	$(343)	$(8,545)

Totals	$87,523	$1,064,213	$28,197	$1,179,933

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$33	$1,602	$(1)	$1	$0	$(82)	$17	$0	$1,570	$(83)
Utilities	1,908	0	(758)	(16)	(16)	(11)	4,504	0	5,611	(5)
Asset-Backed Securities	0	22,445	(983)	9	5	(345)	0	0	21,131	(345)
Warrants
Energy	151	0	0	0	0	21	0	0	172	21

	$2,092	$24,047	$(1,742)	$(6)	$(11)	$(417)	$4,521	$0	$28,484	$(412)
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$56	$0	$0	$56	$56

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$0	$(211)	$0	$0	$(132)	$0	$0	$(343)	$(132)

Totals	$2,092	$24,047	$(1,953)	$(6)	$(11)	$(493)	$4,521	$0	$28,197	$(488)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(n)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$74	$74
Unrealized appreciation on foreign currency contracts	0	764	0	0	0	764
Unrealized appreciation on swap agreements	0	14,112	0	0	0	14,112

	$0	$14,876	$0	$0	$74	$14,950

Liabilities:
Written options outstanding	$0	$334	$0	$0	$552	$886
Variation margin payable (2)	0	0	0	0	55	55
Unrealized depreciation on foreign currency contracts	0	5,394	0	0	0	5,394
Unrealized depreciation on swap agreements	0	1,053	0	0	759	1,812

	$0	$6,781	$0	$0	$1,366	$8,147

72	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$15,498	$0	$53	$642	$16,193
Net realized (loss) on foreign currency transactions	0	0	0	(2,755)	0	(2,755)

	$0	$15,498	$0	$(2,702)	$642	$13,438

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$11,785	$0	$(23)	$(2,868)	$8,894
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(4,553)	0	(4,553)

	$0	$11,785	$0	$(4,576)	$(2,868)	$4,341

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $18 as reported in the Notes to Schedule of Investments.

(o)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(1,056)	$(1,360)	$(2,416)
BNP	593	(450)	143
BOA	(319)	0	(319)
CITI	(3,244)	2,439	(805)
CSFB	(183)	268	85
DUB	(1,338)	1,312	(26)
GSC	(789)	640	(149)
HSBC	1	0	1
JPM	85	(300)	(215)
MSC	2,977	(3,270)	(293)
RBC	(4)	0	(4)
RBS	943	(890)	53
UBS	(4,778)	4,448	(330)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	73

Schedule of Investments PIMCO International Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AUSTRALIA 3.0%

CORPORATE BONDS & NOTES 2.8%

Commonwealth Bank of Australia
0.808% due 06/25/2014		$3,700	$3,732
4.500% due 02/20/2014	AUD	40,000	40,321

ING Bank Australia Ltd.
5.270% due 03/03/2015		1,000	1,033

National Australia Bank Ltd.
4.750% due 02/12/2014		15,000	15,226

			60,312

SOVEREIGN ISSUES 0.2%

Australia Government Bond
6.250% due 06/15/2014		4,850	5,194

Total Australia (Cost $44,160)			65,506

CANADA 30.4%

SOVEREIGN ISSUES 30.4%

Canada Government International Bond
1.500% due 06/01/2012	CAD	53,000	54,689
2.000% due 12/01/2014		10,000	10,166
3.500% due 06/01/2020		87,900	91,780
3.750% due 06/01/2012		2,500	2,646
3.750% due 06/01/2019		27,000	28,885
4.250% due 06/01/2018		200,000	221,725
4.500% due 06/01/2015		10,000	11,113

Canada Housing Trust No. 1
1.661% due 09/15/2014		29,600	30,908
2.450% due 12/15/2015		38,000	38,425
4.600% due 09/15/2011		29,500	30,898

Province of Ontario Canada
4.200% due 06/02/2020		15,000	15,702
4.650% due 06/02/2041		42,900	45,137

Province of Quebec Canada
4.250% due 12/01/2021		40,000	41,352
4.500% due 12/01/2020		25,000	26,589
6.250% due 06/01/2032		10,000	12,617

Total Canada (Cost $639,698)			662,632

FRANCE 5.1%

CORPORATE BONDS & NOTES 1.1%

BNP Paribas Home Loan Covered Bonds S.A.
4.750% due 05/28/2013	EUR	2,900	4,287

Cie de Financement Foncier
4.000% due 07/21/2011		13,000	18,552
4.500% due 01/09/2013		900	1,319

			24,158

SOVEREIGN ISSUES 4.0%

France Government Bond
6.500% due 04/25/2011		8,376	11,906

France Treasury Notes
3.500% due 07/12/2011		32,300	46,096

Societe Financement de l’Economie Francaise
2.875% due 09/22/2014		$7,500	7,734
3.500% due 11/24/2011	EUR	15,000	21,524

			87,260

Total France (Cost $109,318)			111,418

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 3.3%

CORPORATE BONDS & NOTES 3.3%

Kreditanstalt fuer Wiederaufbau
3.750% due 10/14/2011	EUR	50,000	$71,742

Total Germany (Cost $61,855)			71,742

NETHERLANDS 3.0%

MORTGAGE-BACKED SECURITIES 0.0%

Delphinus BV
1.461% due 06/25/2066	EUR	15	21

SOVEREIGN ISSUES 3.0%

Netherlands Government International Bond
5.000% due 07/15/2011		46,200	66,199

Total Netherlands (Cost $62,087)			66,220

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.2%

DnB NOR Boligkreditt
4.625% due 07/03/2013	EUR	3,100	4,522

Total Norway (Cost $4,645)			4,522

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%

Rexam PLC
6.750% due 06/01/2013		$4,000	4,339

Total United Kingdom (Cost $3,674)			4,339

UNITED STATES 12.6%

ASSET-BACKED SECURITIES 4.3%

ACE Securities Corp.
0.340% due 06/25/2037		$735	721

AFC Home Equity Loan Trust
0.960% due 12/22/2027		16	11

Ameriquest Mortgage Securities, Inc.
0.480% due 11/25/2035		275	255

Amortizing Residential Collateral Trust
0.830% due 07/25/2032		58	54
0.950% due 10/25/2031		435	391

Argent Securities, Inc.
0.340% due 07/25/2036		1,981	803

Asset-Backed Funding Certificates
0.310% due 01/25/2037		78	78
0.600% due 06/25/2034		986	807

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037		766	644

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036		16	15
0.330% due 10/25/2036		245	235
0.340% due 06/25/2047		1,639	1,582
0.450% due 06/25/2036		3,432	3,376
0.580% due 01/25/2036		57	56
0.740% due 06/25/2036		1,900	1,147
0.910% due 10/25/2032		320	288

BNC Mortgage Loan Trust
0.350% due 05/25/2037		760	675

Carrington Mortgage Loan Trust
0.300% due 01/25/2037		432	425
0.570% due 10/25/2035		805	760

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033		30	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
0.295% due 05/15/2036	$116	$114
0.350% due 10/25/2036	5	5

Countrywide Asset-Backed Certificates
0.300% due 06/25/2047	245	243
0.320% due 06/25/2047	57	57
0.330% due 06/25/2037	33	33
0.330% due 10/25/2047	291	287
0.350% due 07/25/2037	20,000	16,492
0.350% due 08/25/2037	1,600	1,373
0.350% due 09/25/2037	723	710
0.350% due 05/25/2047	74	71
0.350% due 09/25/2047	1,944	1,910
0.440% due 06/25/2036	5,260	4,551
0.990% due 05/25/2032	153	142

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	192	158

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036	147	127
0.320% due 01/25/2037	440	161

Equity One ABS, Inc.
0.550% due 04/25/2034	539	420

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036	67	66
0.320% due 12/25/2036	93	92
0.620% due 12/25/2034	10	10

Home Equity Asset Trust
0.850% due 11/25/2032	1	1

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036	128	101

JPMorgan Mortgage Acquisition Corp.
0.400% due 03/25/2037	10,000	7,705

Lehman XS Trust
0.400% due 04/25/2037	262	184

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	28	23

MASTR Asset-Backed Securities Trust
0.380% due 10/25/2036	1,343	1,299

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037	12	12
0.330% due 09/25/2037	53	15

Morgan Stanley ABS Capital I
0.310% due 05/25/2037	322	276
0.340% due 01/25/2037	20,000	11,015
0.350% due 11/25/2036	18,540	14,499

Nationstar Home Equity Loan Trust
0.310% due 06/25/2037	420	414

Park Place Securities, Inc.
0.509% due 09/25/2035	185	168

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037	149	143

SLM Student Loan Trust
1.803% due 04/25/2023	16,373	16,921

Soundview Home Equity Loan Trust
0.310% due 11/25/2036	395	141

Structured Asset Securities Corp.
0.300% due 10/25/2036	15	15
0.650% due 05/25/2034	17	15
1.750% due 04/25/2035	32	24

Washington Mutual Asset-Backed Certificates
0.310% due 10/25/2036	116	81

Wells Fargo Home Equity Trust
0.480% due 10/25/2035	11	11

		92,434

74	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 3.1%

BA Covered Bond Issuer
4.125% due 04/05/2012	EUR	4,000	$5,753

Bank of America Corp.
0.563% due 10/14/2016		$10,000	9,350

Black & Decker Corp.
5.750% due 11/15/2016		5,000	5,507

Cadbury Schweppes U.S. Finance LLC
5.125% due 10/01/2013		7,000	7,570

Cardinal Health, Inc.
6.000% due 06/15/2017		8,000	8,891

Citigroup, Inc.
6.500% due 08/19/2013		300	328

Computer Sciences Corp.
6.500% due 03/15/2018		5,300	5,758

Maytag Corp.
5.000% due 05/15/2015		5,700	5,837

Merrill Lynch & Co., Inc.
5.450% due 02/05/2013		100	106

Mohawk Industries, Inc.
6.875% due 01/15/2016		6,000	6,465

Morgan Stanley
1.474% due 05/02/2014	EUR	100	138

RR Donnelley & Sons Co.
4.950% due 04/01/2014		$5,800	6,014

Starwood Hotels & Resorts Worldwide, Inc.
6.750% due 05/15/2018		5,000	5,456

			67,173

MORTGAGE-BACKED SECURITIES 4.2%

American Home Mortgage Investment Trust
2.281% due 10/25/2034		38	34

Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 10/25/2035		241	221

Bear Stearns Alt-A Trust
2.663% due 01/25/2036		2,915	1,699
2.802% due 02/25/2036 (a)		262	134
2.929% due 08/25/2036 (a)		82	44

Citigroup Mortgage Loan Trust, Inc.
2.909% due 08/25/2035		217	210

Countrywide Alternative Loan Trust
0.410% due 02/25/2047		343	224
0.430% due 05/25/2047		2,160	1,271
0.434% due 02/20/2047		13,157	7,380
0.440% due 08/25/2046		527	313
0.440% due 11/25/2046		946	587
0.464% due 03/20/2046		1,115	653
0.509% due 12/25/2035		160	119
0.530% due 12/25/2035		618	439
0.530% due 02/25/2037		368	226
0.550% due 08/25/2035		1,278	853
0.550% due 12/25/2035		2,244	1,393
0.570% due 11/25/2035		15,600	9,098
0.600% due 09/25/2035		4,417	2,838

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035		455	311
0.540% due 03/25/2035		2,008	1,245
0.540% due 04/25/2035		25	17
0.550% due 03/25/2035		148	97
0.570% due 03/25/2035		10,836	6,806
0.580% due 02/25/2035		34	26
0.630% due 09/25/2034		38	23
2.969% due 08/25/2034		142	122

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033		52	55

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
5.311% due 12/15/2039	$500	$525

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036	12	5

Downey Savings & Loan Association Mortgage Loan Trust
0.464% due 03/19/2045	1,786	1,230
0.514% due 08/19/2045	640	446
0.584% due 09/19/2045	3,641	2,340

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046	558	510
0.330% due 01/25/2047	314	290
0.480% due 06/25/2045	3,953	2,593

GSR Mortgage Loan Trust
6.000% due 03/25/2032	1	1

Harborview Mortgage Loan Trust
0.444% due 01/19/2038	1,019	674
0.474% due 05/19/2035	2,189	1,506
0.494% due 06/19/2035	1,087	744
0.494% due 01/19/2036	305	183
0.494% due 03/19/2036	4,076	2,580
0.503% due 01/19/2036	5,128	3,314
0.564% due 11/19/2035	699	488
0.584% due 09/19/2035	57	40
0.594% due 06/20/2035	174	146

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035	77	56

Residential Accredit Loans, Inc.
0.460% due 04/25/2046	285	121

Sequoia Mortgage Trust
0.604% due 10/19/2026	42	37
0.604% due 07/20/2033	2,704	2,608
0.820% due 10/20/2034	1,048	860

Structured Asset Mortgage Investments, Inc.
0.834% due 07/19/2034	15	14

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	216	213
0.370% due 10/25/2046	190	189
0.790% due 03/25/2044	302	242

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	408	404

WaMu Mortgage Pass-Through Certificates
0.480% due 04/25/2045	202	175
0.540% due 10/25/2045	80	70
0.560% due 01/25/2045	48	41
0.570% due 01/25/2045	49	41
0.570% due 07/25/2045	52	44
1.122% due 12/25/2046	357	262
1.312% due 08/25/2046	46,500	30,559
1.512% due 11/25/2042	7	7
1.712% due 08/25/2042	33	30
1.812% due 11/25/2046	1,028	750
2.734% due 02/27/2034	32	33
2.984% due 10/25/2046	118	88

Wells Fargo Mortgage-Backed Securities Trust
2.772% due 03/25/2036	296	265
2.854% due 04/25/2036	52	49
2.883% due 09/25/2034	611	628

		91,839

U.S. GOVERNMENT AGENCIES 1.0%

Fannie Mae
0.370% due 03/25/2034	35	34
0.400% due 08/25/2034	22	21
0.600% due 09/25/2042	111	112
0.650% due 06/25/2029	16	16
2.142% due 12/01/2034	34	36
2.686% due 11/01/2034	122	128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.758% due 12/01/2030		$4	$5
4.500% due 02/25/2021		7	7
6.000% due 07/25/2044		62	70
6.060% due 03/01/2023		436	480
7.000% due 09/25/2023		66	74
8.800% due 01/25/2019		105	125

Freddie Mac
0.240% due 08/05/2011 (f)		84	84
0.400% due 09/25/2035		4,240	4,180
0.485% due 02/15/2019		7,288	7,278
0.530% due 09/25/2031		64	61
0.705% due 12/15/2031		5	5
1.513% due 10/25/2044		214	211
1.518% due 02/25/2045		100	97
1.718% due 07/25/2044		66	65
2.654% due 10/01/2036		185	194
4.500% due 02/15/2017 - 02/15/2020		192	200
5.000% due 03/15/2017 - 12/15/2031		1,890	1,970
6.500% due 07/15/2028		1,281	1,421

Ginnie Mae
2.125% due 11/20/2022 - 11/20/2024		453	468
2.625% due 08/20/2022 - 09/20/2026		384	396
3.375% due 03/20/2022 - 06/20/2030		1,407	1,464
6.000% due 08/20/2034		738	803
7.500% due 02/16/2030		1,577	1,688

Small Business Administration
4.625% due 02/01/2025		110	116
5.090% due 10/01/2025		60	64

			21,873

Total United States (Cost $336,585)			273,319

SHORT-TERM INSTRUMENTS 40.7%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 04/01/2011		$539	539

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $550. Repurchase proceeds are $539.)

JAPAN TREASURY BILLS 19.9%
0.106% due 04/25/2011 - 06/27/2011 (b)	JPY	36,000,000	432,780

U.S. TREASURY BILLS 0.7%
0.152% due 07/21/2011 - 09/15/2011 (b)(d)(f)		$15,065	15,056

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 20.1%
		43,684,751	437,634

Total Short-Term Instruments (Cost $890,992)			886,009

Total Investments 98.5% (Cost $2,153,014)			$2,145,707

Other Assets and Liabilities (Net) 1.5%			32,831

Net Assets 100.0%			$2,178,538

See Accompanying Notes	Annual Report	March 31, 2011	75

Schedule of Investments PIMCO International Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $3,831 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $51,498 at a weighted average interest rate of 0.336%. On March 31, 2011, there were no open reverse repurchase agreements.
(f)	Securities with an aggregate market value of $1,314 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	1,100	$(1,635)
90-Day Euribor June Futures	Long	06/2011	229	59

				$(1,576)

(g)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Black & Decker Corp.	BOA	(0.950%	)	12/20/2016	0.421%	$	5,000	$(145)	$147	$(292)
Cadbury Schweppes U.S. Finance LLC	BOA	(0.460%	)	12/20/2013	0.221%		7,000	(46)	0	(46)
Cardinal Health, Inc.	DUB	(0.610%	)	06/20/2017	0.875%		8,000	121	36	85
Computer Sciences Corp.	BOA	(1.160%	)	03/20/2018	1.863%		5,300	225	(80)	305
Maytag Corp.	DUB	(0.650%	)	06/20/2015	1.134%		5,700	110	3	107
Mohawk Industries, Inc.	UBS	(1.550%	)	03/20/2016	1.959%		6,000	109	326	(217)
Rexam PLC	CITI	(4.000%	)	06/20/2013	0.567%		4,000	(309)	0	(309)
RR Donnelley & Sons Co.	BOA	(1.030%	)	06/20/2014	1.656%		5,800	111	242	(131)
Starwood Hotels & Resorts Worldwide, Inc.	BOA	(1.490%	)	06/20/2018	1.632%		5,000	42	566	(524)

								$218	$1,240	$(1,022)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB	AUD	261,500	$(300)	$143	$(443)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	115,000	(771)	25	(796)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	CSFB	JPY	5,500,000	2,855	2,760	95
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UBS		5,500,000	2,855	1,910	945

							$4,639	$4,838	$(199)

(h)	Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount	Premium
Balance at 03/31/2010	$123,600	$880
Sales	0	0
Closing Buys	(123,600)	(880)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2011	$0	$0

76	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(i)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	879	04/2011	BCLY	$24	$0	$24
Sell		7,857	04/2011	DUB	0	(421)	(421)
Sell		3,659	04/2011	RBS	0	(183)	(183)
Buy	BRL	248,740	04/2011	BCLY	5,742	0	5,742
Sell		248,740	04/2011	HSBC	0	(3,496)	(3,496)
Buy		248,741	06/2011	HSBC	3,602	0	3,602
Sell	CAD	16,963	04/2011	BCLY	0	(106)	(106)
Sell		200	04/2011	CITI	0	0	0
Sell		262,850	04/2011	DUB	0	(1,442)	(1,442)
Buy	EUR	68,229	04/2011	BCLY	300	0	300
Sell		68,236	04/2011	DUB	0	(2,390)	(2,390)
Buy		68,230	04/2011	GSC	259	0	259
Sell		68,236	04/2011	HSBC	0	(2,436)	(2,436)
Buy		68,229	04/2011	JPM	280	0	280
Sell		68,216	04/2011	RBS	0	(2,704)	(2,704)
Sell		68,229	05/2011	BCLY	0	(298)	(298)
Sell		68,230	05/2011	GSC	0	(258)	(258)
Sell		68,229	05/2011	JPM	0	(277)	(277)
Sell	GBP	10,424	06/2011	BOA	28	0	28
Buy		4,650	06/2011	DUB	0	(42)	(42)
Sell	JPY	146,724	04/2011	BNP	51	0	51
Sell		5,157,752	04/2011	CITI	1,387	0	1,387
Sell		229,570	04/2011	CSFB	0	(21)	(21)
Sell		30,000,000	04/2011	DUB	3,591	0	3,591
Sell		70,100	04/2011	RBS	0	(1)	(1)
Sell		1,000,000	05/2011	DUB	249	0	249
Sell		3,000,000	06/2011	RBS	1,022	0	1,022
Buy	KRW	102,900	05/2011	BCLY	2	0	2
Buy		1,001,800	05/2011	CITI	21	0	21
Buy		82,964	05/2011	GSC	2	0	2
Buy		194,000	05/2011	HSBC	4	0	4
Buy		447,100	05/2011	JPM	13	0	13
Buy		389,000	05/2011	RBS	10	0	10
Sell	NOK	1,120	05/2011	BCLY	0	(8)	(8)
Buy	SEK	11,492	05/2011	BNP	35	0	35

					$16,622	$(14,083)	$2,539

(j)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Australia
Corporate Bonds & Notes	$0	$60,312	$0	$60,312
Sovereign Issues	0	5,194	0	5,194
Canada
Sovereign Issues	0	662,632	0	662,632
France
Corporate Bonds & Notes	0	24,158	0	24,158
Sovereign Issues	0	87,260	0	87,260
Germany
Corporate Bonds & Notes	0	71,742	0	71,742
Netherlands
Mortgage-Backed Securities	0	21	0	21
Sovereign Issues	0	66,199	0	66,199
Norway
Corporate Bonds & Notes	0	4,522	0	4,522
United Kingdom
Corporate Bonds & Notes	0	4,339	0	4,339
United States
Asset-Backed Securities	0	92,434	0	92,434
Corporate Bonds & Notes	0	67,173	0	67,173
Mortgage-Backed Securities	0	91,839	0	91,839
U.S. Government Agencies	0	21,873	0	21,873
Short-Term Instruments
Repurchase Agreements	0	539	0	539

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Japan Treasury Bills	$0	$432,780	$0	$432,780
U.S. Treasury Bills	0	15,056	0	15,056
PIMCO Short-Term Floating NAV Portfolio	437,634	0	0	437,634
	$437,634	$1,708,073	$0	$2,145,707

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	497	0	497
Foreign Exchange Contracts	0	16,622	0	16,622
Interest Rate Contracts	59	1,040	0	1,099
	$59	$18,159	$0	$18,218

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(1,519)	0	(1,519)
Foreign Exchange Contracts	0	(14,083)	0	(14,083)
Interest Rate Contracts	(1,635)	(1,239)	0	(2,874)
	$(1,635)	$(16,841)	$0	$(18,476)

Totals	$436,058	$1,709,391	$0	$2,145,449

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.

See Accompanying Notes	Annual Report	March 31, 2011	77

Schedule of Investments PIMCO International Portfolio (Cont.)

March 31, 2011

(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(k)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$0	$16,622	$0	$0	$0	$16,622
Unrealized appreciation on swap agreements	0	497	0	0	1,040	1,537

	$0	$17,119	$0	$0	$1,040	$18,159

Liabilities:
Variation margin payable (2)	$0	$0	$0	$0	$51	$51
Unrealized depreciation on foreign currency contracts	0	14,083	0	0	0	14,083
Unrealized depreciation on swap agreements	0	1,519	0	0	1,239	2,758

	$0	$15,602	$0	$0	$1,290	$16,892

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$(32)	$0	$(32)
Net realized gain (loss) on futures contracts, written options and swaps	0	(2,928)	0	0	144,018	141,090
Net realized (loss) on foreign currency transactions	0	0	0	(35,759)	0	(35,759)

	$0	$(2,928)	$0	$(35,791)	$144,018	$105,299

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$2,490	$0	$0	$(77,945)	$(75,455)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3,865)	0	(3,865)

	$0	$2,490	$0	$(3,865)	$(77,945)	$(79,320)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(1,576) as reported in the Notes to Schedule of Investments.

(l)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$5,656	$(5,070)	$586
BNP	86	0	86
BOA	215	0	215
CITI	1,099	(990)	109
CSFB	2,063	(1,910)	153
DUB	(524)	453	(71)
GSC	3	0	3
HSBC	(2,326)	1,739	(587)
JPM	16	0	16
RBS	(1,856)	1,579	(277)
UBS	2,964	(2,870)	94

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

78	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 1.7%

Cablevision
2.059% due 03/30/2013	$1,000	$999

CSC Holdings LLC
2.059% due 03/29/2016	23,687	23,741
5.500% due 03/29/2016	24	24

Dollar General Corp.
3.012% due 07/06/2014	1,000	1,001

Ford Motor Co.
3.010% due 12/15/2013	2,985	2,987

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013	6,987	6,974
3.500% due 09/10/2014	2,011	2,016

Georgia-Pacific Corp.
2.307% due 12/20/2012	126	126
2.307% due 12/22/2012	6,000	6,005
2.310% due 12/21/2012	10,860	10,869
3.557% due 12/23/2014	6,000	6,024

NRG Energy, Inc.
2.053% due 02/01/2013	15,405	15,340
4.000% due 02/01/2013	1,050	1,046

Warner Chilcott, Inc.
4.000% due 03/17/2018	2,000	2,012

Total Bank Loan Obligations (Cost $79,235)		79,164

CORPORATE BONDS & NOTES 94.6%

BANKING & FINANCE 61.5%

AGFC Capital Trust I
6.000% due 01/15/2067	3,080	1,894

AgriBank FCB
9.125% due 07/15/2019	500	597

Ally Financial, Inc.
6.750% due 12/01/2014	100	105
6.875% due 08/28/2012	100	105

AMB Property LP
4.000% due 01/15/2018	1,500	1,451

American Express Bank FSB
5.550% due 10/17/2012	2,150	2,278
6.000% due 09/13/2017	7,200	7,978

American Express Co.
6.150% due 08/28/2017	4,680	5,237
6.800% due 09/01/2066	1,405	1,443
7.000% due 03/19/2018	40,500	47,321
7.250% due 05/20/2014	1,000	1,137

American Express Credit Corp.
5.125% due 08/25/2014	4,800	5,177
5.875% due 05/02/2013	26,505	28,614
7.300% due 08/20/2013	4,600	5,143

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	6,600	6,590

American International Group, Inc.
0.409% due 03/20/2012	3,000	2,975
0.413% due 10/18/2011	3,500	3,485
4.250% due 05/15/2013	1,000	1,034
4.950% due 03/20/2012	23,900	24,632
5.050% due 10/01/2015	1,000	1,034
5.450% due 05/18/2017	9,390	9,649
5.850% due 01/16/2018	40,785	42,563
6.250% due 03/15/2087	15,530	14,287
8.175% due 05/15/2068	117,100	126,907
8.250% due 08/15/2018	14,700	17,225

ANZ National International Ltd.
3.125% due 08/10/2015	15,100	14,972
6.200% due 07/19/2013	23,000	25,086

Australia & New Zealand Banking Group Ltd.
3.700% due 01/13/2015	400	412

AvalonBay Communities, Inc.
6.100% due 03/15/2020	4,900	5,479

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AXA S.A.
6.463% due 12/29/2049	$10,000	$8,825

BAC Capital Trust XIV
5.630% due 09/29/2049	20	16

Banco do Brasil S.A.
4.500% due 01/22/2015	5,500	5,756

Banco Santander Chile
1.553% due 04/20/2012	11,400	11,400

Bank of America Capital III
0.873% due 01/15/2027	290	224

Bank of America Corp.
0.563% due 10/14/2016	4,700	4,395
0.810% due 09/11/2012	700	699
4.750% due 08/01/2015	2,400	2,504
5.375% due 06/15/2014	1,100	1,177
5.625% due 10/14/2016	450	480
5.625% due 07/01/2020	20,000	20,541
5.650% due 05/01/2018	17,215	17,987
5.750% due 12/01/2017	13,105	13,806
6.000% due 09/01/2017	23,800	25,510
6.500% due 08/01/2016	3,440	3,805
7.375% due 05/15/2014	3,475	3,924

Bank of America N.A.
0.590% due 06/15/2016	3,600	3,358
6.000% due 06/15/2016	100	106
6.000% due 10/15/2036	300	293

Bank of New York Mellon Corp.
4.950% due 11/01/2012	425	452

Bank of Nova Scotia
3.400% due 01/22/2015	300	310

Bank of Scotland PLC
4.880% due 04/15/2011	1,000	1,001

Bank One Capital III
8.750% due 09/01/2030	75	93

Barclays Bank PLC
0.484% due 03/23/2017	12,000	11,678
2.375% due 01/13/2014	500	503
2.500% due 01/23/2013	200	203
5.000% due 09/22/2016	22,155	23,482
5.125% due 01/08/2020	1,000	1,018
5.200% due 07/10/2014	5,200	5,619
6.050% due 12/04/2017	25,000	26,044
6.750% due 05/22/2019	900	1,017
6.860% due 09/29/2049	360	340
7.434% due 09/29/2049	25,390	25,517
10.179% due 06/12/2021	45,800	58,400

Bear Stearns Cos. LLC
0.523% due 08/15/2011	100	100
4.650% due 07/02/2018	18,837	19,020
5.500% due 08/15/2011	100	102
5.550% due 01/22/2017	7,630	8,105
6.400% due 10/02/2017	39,795	44,705
6.950% due 08/10/2012	2,921	3,145
7.250% due 02/01/2018	28,800	33,550

BM&FBovespa S.A.
5.500% due 07/16/2020	1,000	1,027

BNP Paribas
0.509% due 12/09/2016	1,000	985
5.186% due 06/29/2049	15,700	15,209
6.950% due 07/22/2013	3,850	4,222
7.195% due 06/29/2049	5,600	5,432

BPCE S.A.
2.060% due 02/07/2014	6,300	6,352
2.375% due 10/04/2013	1,700	1,700

Branch Banking & Trust Co.
0.630% due 09/13/2016	16,100	14,938

Cantor Fitzgerald LP
7.875% due 10/15/2019	7,340	7,629

Capital One Bank USA N.A.
8.800% due 07/15/2019	10,900	13,709

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital One Financial Corp.
5.500% due 06/01/2015	$15,000	$16,338
6.750% due 09/15/2017	600	690

CBA Capital Trust II
6.024% due 03/29/2049	8,665	8,512

CIT Group, Inc.
7.000% due 05/01/2013	421	430
7.000% due 05/01/2014	1,204	1,230
7.000% due 05/01/2015	1,204	1,218
7.000% due 05/01/2016	2,007	2,014
7.000% due 05/01/2017	2,810	2,820

Citigroup Capital XXI
8.300% due 12/21/2077	66,700	69,702

Citigroup, Inc.
0.580% due 06/09/2016	5,000	4,712
0.590% due 11/05/2014	5,000	4,876
2.013% due 05/15/2018	4,080	4,089
4.750% due 05/19/2015	3,800	3,981
5.000% due 09/15/2014	15,140	15,807
5.300% due 10/17/2012	1,110	1,171
5.500% due 04/11/2013	7,510	8,035
5.500% due 02/15/2017	250	260
5.850% due 07/02/2013	900	970
5.850% due 12/11/2034	3,000	2,951
5.875% due 05/29/2037	100	98
6.000% due 12/13/2013	5,000	5,436
6.000% due 08/15/2017	17,150	18,633
6.010% due 01/15/2015	179	196
6.125% due 11/21/2017	15,860	17,281
6.125% due 05/15/2018	790	861
6.375% due 08/12/2014	2,300	2,542
6.500% due 08/19/2013	585	640
6.625% due 06/15/2032	10,000	10,360
8.125% due 07/15/2039	13,883	17,458
8.500% due 05/22/2019	624	770

CNA Financial Corp.
5.850% due 12/15/2014	2,000	2,156

Commonwealth Bank of Australia
1.039% due 03/17/2014	4,000	3,998

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
11.000% due 06/29/2049	25,108	32,800

Countrywide Financial Corp.
0.750% due 05/07/2012	1,900	1,894
5.800% due 06/07/2012	5,375	5,654
6.250% due 05/15/2016	4,140	4,417

Credit Agricole S.A.
1.753% due 01/21/2014	7,000	7,111
6.637% due 05/29/2049	12,335	11,132

Credit Suisse
5.000% due 05/15/2013	23,600	25,193

Credit Suisse USA, Inc.
6.125% due 11/15/2011	170	176

Danske Bank A/S
5.914% due 12/29/2049	10,100	9,848

Duke Realty LP
8.250% due 08/15/2019	4,100	4,925

FIA Card Services N.A.
6.625% due 06/15/2012	4,837	5,085
7.125% due 11/15/2012	1,300	1,400

First Union Capital I
7.935% due 01/15/2027	10,525	10,777

Fleet Capital Trust V
1.309% due 12/18/2028	3,000	2,321

General Electric Capital Corp.
0.379% due 03/15/2012	900	896
0.429% due 06/20/2013	12,400	12,270
0.503% due 01/08/2016	200	193
5.250% due 10/19/2012	75	80
6.000% due 08/07/2019	5,060	5,526
6.375% due 11/15/2067	2,685	2,769

See Accompanying Notes	Annual Report	March 31, 2011	79

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 03/15/2032	$9,900	$10,910
6.875% due 01/10/2039	8,855	9,915

Genworth Financial, Inc.
7.625% due 09/24/2021	1,000	1,004

Genworth Global Funding Trusts
0.493% due 04/15/2014	100	93

Goldman Sachs Group, Inc.
0.759% due 03/22/2016	6,700	6,468
0.803% due 01/12/2015	500	495
5.125% due 01/15/2015	7,000	7,477
5.350% due 01/15/2016	300	320
5.375% due 03/15/2020	3,900	3,961
5.500% due 11/15/2014	281	306
5.700% due 09/01/2012	800	848
5.750% due 10/01/2016	21,497	23,353
5.950% due 01/18/2018	20,075	21,553
6.000% due 06/15/2020	4,100	4,336
6.150% due 04/01/2018	35,655	38,645
6.250% due 09/01/2017	24,245	26,548
6.450% due 05/01/2036	4,700	4,611
6.750% due 10/01/2037	13,000	13,153
7.500% due 02/15/2019	24,786	28,798

Goodman Funding Pty. Ltd.
6.375% due 11/12/2020	7,200	7,240
6.375% due 04/15/2021	2,000	1,997

HBOS Capital Funding LP
6.071% due 06/29/2049	14,500	13,394

HBOS PLC
6.000% due 11/01/2033	1,265	954
6.750% due 05/21/2018	32,280	31,609

HCP, Inc.
5.650% due 12/15/2013	400	433
6.300% due 09/15/2016	250	275

Hospitality Properties Trust
5.125% due 02/15/2015	1,000	1,037

HSBC Bank USA N.A.
7.000% due 01/15/2039	5,600	6,298

HSBC Capital Funding LP
4.610% due 12/29/2049	17,790	17,267

HSBC Finance Corp.
0.660% due 09/14/2012	1,500	1,493
0.740% due 06/01/2016	800	768
6.676% due 01/15/2021	1,800	1,869
6.750% due 05/15/2011	130	131

HSBC Holdings PLC
5.100% due 04/05/2021 (b)	21,700	21,820
6.500% due 05/02/2036	7,900	8,112
7.625% due 05/17/2032	1,230	1,360

ING Bank NV
0.933% due 01/13/2012	200	201

International Lease Finance Corp.
5.250% due 01/10/2013	5,000	5,088
5.350% due 03/01/2012	655	669
5.750% due 06/15/2011	1,780	1,796
6.500% due 09/01/2014	14,300	15,337
6.750% due 09/01/2016	12,600	13,545
7.125% due 09/01/2018	7,500	8,096

Intesa Sanpaolo SpA
2.712% due 02/24/2014	22,000	22,301
6.500% due 02/24/2021	22,200	23,312

JPMorgan Chase & Co.
4.400% due 07/22/2020	2,200	2,127
4.750% due 05/01/2013	135	143
5.125% due 09/15/2014	135	145
5.150% due 10/01/2015	200	214
5.750% due 01/02/2013	4,125	4,409
6.000% due 01/15/2018	7,245	7,943
6.300% due 04/23/2019	3,550	3,931
7.900% due 04/29/2049	23,800	26,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		$10,350	$10,061
5.875% due 06/13/2016		2,150	2,366
6.000% due 10/01/2017		32,300	35,329

JPMorgan Chase Capital XIII
1.257% due 09/30/2034		3,000	2,536

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		200	204

JPMorgan Chase Capital XX
6.550% due 09/15/2066		1,200	1,223

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		375	387

LBG Capital No.1 PLC
7.875% due 11/01/2020		8,800	8,628
8.500% due 12/29/2049		23,000	21,544

Lehman Brothers Holdings, Inc.
5.250% due 02/06/2012 (a)		75	20
5.875% due 11/15/2017 (a)		8,150	2,129
6.875% due 05/02/2018 (a)		16,693	4,465
6.875% due 07/17/2037 (a)		2,100	2
7.020% due 05/12/2014 (a)		5,190	1,278
7.500% due 05/11/2038 (a)		10,000	8
7.875% due 05/08/2018 (a)	GBP	16,500	6,948

Lloyds TSB Bank PLC
2.653% due 01/24/2014		$4,000	4,104
5.800% due 01/13/2020		200	200
6.375% due 01/21/2021		2,500	2,607

Macquarie Group Ltd.
4.875% due 08/10/2017		7,750	7,787
7.300% due 08/01/2014		6,050	6,711

MassMutual Global Funding II
2.875% due 04/21/2014		100	103

MBNA Capital B
1.104% due 02/01/2027		2,000	1,546

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		5,000	4,980
5.000% due 01/15/2015		500	529
5.450% due 02/05/2013		900	954
5.700% due 05/02/2017		210	218
6.050% due 08/15/2012		22,844	24,275
6.400% due 08/28/2017		25,500	27,798
6.875% due 04/25/2018		49,810	55,310
6.875% due 11/15/2018		300	336

MetLife Institutional Funding II
1.203% due 04/04/2014 (b)		5,000	5,025

MetLife, Inc.
5.000% due 11/24/2013		700	754
6.400% due 12/15/2066		30	29
6.750% due 06/01/2016		1,565	1,808

Metropolitan Life Global Funding I
5.125% due 04/10/2013		9,930	10,596

Morgan Stanley
0.603% due 01/09/2014		29,740	29,292
0.753% due 10/18/2016		13,250	12,409
0.783% due 10/15/2015		6,305	6,060
2.812% due 05/14/2013		7,700	7,976
4.100% due 01/26/2015		400	411
4.750% due 04/01/2014		1,270	1,323
5.450% due 01/09/2017		5,000	5,271
5.500% due 07/24/2020		23,285	23,277
5.550% due 04/27/2017		2,630	2,767
5.750% due 10/18/2016		10,000	10,705
5.950% due 12/28/2017		325	349
6.000% due 04/28/2015		18,160	19,767
6.250% due 08/28/2017		1,900	2,065
6.625% due 04/01/2018		50,780	55,798

MUFG Capital Finance Ltd.
6.346% due 07/29/2049		16,900	16,944

National Australia Bank Ltd.
5.350% due 06/12/2013		20,000	21,507

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

National City Bank
5.250% due 12/15/2016	$10,000	$10,673

National City Bank of Pennsylvania
7.250% due 10/21/2011	853	880

Nordea Bank AB
3.700% due 11/13/2014	200	207

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020	200	209

Pacific Life Insurance Co.
9.250% due 06/15/2039	12,000	15,963

Pricoa Global Funding I
0.404% due 01/30/2012	965	961

Principal Life Income Funding Trusts
5.300% due 04/24/2013	200	215

Regions Bank
6.450% due 06/26/2037	750	692
7.500% due 05/15/2018	4,900	5,182

Regions Financial Corp.
0.478% due 06/26/2012	6,000	5,795
4.875% due 04/26/2013	5,200	5,278
7.375% due 12/10/2037	1,000	982

Resona Bank Ltd.
5.850% due 09/29/2049	6,900	6,822

Royal Bank of Scotland Group PLC
0.503% due 04/11/2016	45,000	39,225
0.510% due 08/29/2017	6,600	5,546
2.732% due 08/23/2013	2,700	2,775
3.250% due 01/11/2014	6,000	6,072
4.875% due 08/25/2014	200	208
4.875% due 03/16/2015	800	831
5.000% due 05/17/2015	5,061	5,122
5.625% due 08/24/2020	15,000	14,977
6.400% due 10/21/2019	450	464
6.990% due 10/29/2049 (a)	26,135	23,489
7.640% due 03/29/2049 (a)	600	480

Santander Issuances S.A. Unipersonal
5.805% due 06/20/2016	600	589

Santander U.S. Debt S.A. Unipersonal
1.107% due 03/30/2012	34,000	33,693

Simon Property Group LP
5.000% due 03/01/2012	450	459
5.750% due 12/01/2015	5,000	5,557

SLM Corp.
0.533% due 10/25/2011	2,500	2,473
0.603% due 01/27/2014	3,454	3,278
5.000% due 10/01/2013	8,700	9,003
5.000% due 04/15/2015	400	403
5.050% due 11/14/2014	500	505
5.125% due 08/27/2012	14,000	14,446
5.375% due 01/15/2013	7,500	7,800
5.375% due 05/15/2014	18,500	19,178
5.625% due 08/01/2033	2,000	1,714
6.250% due 01/25/2016	13,500	14,088
8.000% due 03/25/2020	10,000	10,918
8.450% due 06/15/2018	10,780	12,090

SMFG Preferred Capital USD 3 Ltd.
9.500% due 07/29/2049	17,550	20,709

Societe Generale
5.750% due 04/20/2016	21,735	22,615

State Street Capital Trust III
5.300% due 01/29/2049	3,131	3,137

State Street Capital Trust IV
1.310% due 06/01/2077	15,500	12,874

SteelRiver Transmission Co. LLC
4.710% due 06/30/2017	2,450	2,424

SunTrust Capital VIII
6.100% due 12/01/2066	118	115

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021	7,100	6,954

80	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
4.875% due 08/04/2020	$15,000	$15,130
5.750% due 04/25/2018	64,500	69,468
5.875% due 12/20/2017	18,840	20,570

UBS Preferred Funding Trust V
6.243% due 05/29/2049	19,100	19,052

USB Capital IX
6.189% due 10/29/2049	16,250	13,772

Ventas Realty LP
3.125% due 11/30/2015	3,800	3,686

Wachovia Bank N.A.
0.640% due 03/15/2016	4,000	3,830
4.800% due 11/01/2014	1,250	1,331

Wachovia Capital Trust III
5.570% due 03/29/2049	33,440	30,807

Wachovia Capital Trust V
7.965% due 06/01/2027	5,000	5,140

Wachovia Corp.
0.580% due 06/15/2017	15,071	14,478
0.644% due 10/28/2015	5,000	4,725
5.500% due 05/01/2013	26,265	28,302

WEA Finance LLC
5.125% due 11/15/2014	10,990	11,745
6.750% due 09/02/2019	6,900	7,922

Wells Fargo & Co.
3.676% due 06/15/2016	5,000	5,027
3.750% due 10/01/2014	165	173
4.375% due 01/31/2013	155	163
4.950% due 10/16/2013	1,700	1,816
5.250% due 10/23/2012	160	170
5.625% due 12/11/2017	1,190	1,300
7.980% due 03/29/2049	17,800	19,580

Wells Fargo Bank N.A.
0.524% due 05/16/2016	10,700	10,220
4.750% due 02/09/2015	2,875	3,058

Wells Fargo Capital X
5.950% due 12/01/2086	11,567	11,438

Wells Fargo Capital XIII
7.700% due 12/29/2049	29,205	30,227

Weyerhaeuser Co.
6.750% due 03/15/2012	2,950	3,102
7.375% due 10/01/2019	2,000	2,260
7.375% due 03/15/2032	26,300	27,808

		2,887,252

INDUSTRIALS 23.3%

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011	140	141

Altria Group, Inc.
7.750% due 02/06/2014	2,000	2,296
9.250% due 08/06/2019	20,000	26,109
9.700% due 11/10/2018	3,600	4,735
9.950% due 11/10/2038	10,056	14,067
10.200% due 02/06/2039	29,000	41,264

American Airlines Pass-Through Trust
5.250% due 07/31/2022	4,250	4,122

American Tower Corp.
4.500% due 01/15/2018	3,500	3,437
7.250% due 05/15/2019	1,800	2,030

Anadarko Petroleum Corp.
6.200% due 03/15/2040	15,705	15,222
6.375% due 09/15/2017	2,400	2,642
7.950% due 06/15/2039	5,000	5,819
8.700% due 03/15/2019	12,300	15,070

Anheuser-Busch Cos., Inc.
4.375% due 01/15/2013	550	578
7.500% due 03/15/2012	325	345

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch InBev Worldwide, Inc.
3.000% due 10/15/2012	$700	$720
7.750% due 01/15/2019	25,000	30,763

Apache Corp.
5.625% due 01/15/2017	200	225

ArcelorMittal
9.850% due 06/01/2019	840	1,066

Aviation Capital Group
7.125% due 10/15/2020	14,500	15,152

BP AMI Leasing, Inc.
5.523% due 05/08/2019	1,650	1,744

Burlington Northern Santa Fe LLC
5.650% due 05/01/2017	1,960	2,183
8.125% due 04/15/2020	7,000	8,750

Canadian National Railway Co.
6.900% due 07/15/2028	1,200	1,441

Canadian Natural Resources Ltd.
5.700% due 05/15/2017	4,600	5,146

Canadian Oil Sands Ltd.
7.750% due 05/15/2019	1,000	1,172

Colorado Interstate Gas Co.
6.800% due 11/15/2015	49	57

Comcast Cable Communications Holdings, Inc.
9.455% due 11/15/2022	40	54

Comcast Cable Holdings LLC
9.800% due 02/01/2012	1,830	1,968

Comcast Corp.
5.300% due 01/15/2014	200	218
5.875% due 02/15/2018	16,525	18,226
6.500% due 01/15/2017	1,527	1,739
7.050% due 03/15/2033	5,000	5,597

ConAgra Foods, Inc.
6.750% due 09/15/2011	1	1

Continental Airlines Pass-Through Trust
4.750% due 01/12/2021	17,500	17,150
6.000% due 01/12/2019	1,700	1,666
7.250% due 05/10/2021	875	945
7.707% due 10/02/2022	31	34

Covidien International Finance S.A.
6.000% due 10/15/2017	1,500	1,709

Cox Communications, Inc.
9.375% due 01/15/2019	1,500	1,949

CSN Resources S.A.
6.500% due 07/21/2020	2,250	2,408

CSX Corp.
5.300% due 02/15/2014	400	430

CVS Pass-Through Trust
6.943% due 01/10/2030	13,103	14,280
7.507% due 01/10/2032	196	225

Daimler Finance North America LLC
6.500% due 11/15/2013	140	156

DCP Midstream Operating LP
3.250% due 10/01/2015	3,000	2,938

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	741	769
7.111% due 03/18/2013	5,000	5,150
7.750% due 06/17/2021	17,348	18,996
8.021% due 02/10/2024	482	498

Deutsche Telekom International Finance BV
4.875% due 07/08/2014	1,600	1,730
8.750% due 06/15/2030	6,000	7,882
9.250% due 06/01/2032	20,000	28,348

Dow Chemical Co.
5.900% due 02/15/2015	22,300	24,706
7.600% due 05/15/2014	9,500	10,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.550% due 05/15/2019	$11,000	$13,909
9.400% due 05/15/2039	5,174	7,707

El Paso Corp.
7.800% due 08/01/2031	41,285	45,977
8.050% due 10/15/2030	9,200	10,507

El Paso Natural Gas Co.
8.375% due 06/15/2032	150	184

Enbridge Energy Partners LP
5.875% due 12/15/2016	3,600	3,988

EnCana Corp.
5.900% due 12/01/2017	3,950	4,425
6.625% due 08/15/2037	8,000	8,658

Energy Transfer Partners LP
5.650% due 08/01/2012	9,060	9,521
5.950% due 02/01/2015	3,500	3,836
6.000% due 07/01/2013	4,110	4,465
6.125% due 02/15/2017	3,045	3,400
7.500% due 07/01/2038	4,400	5,105
8.500% due 04/15/2014	4,800	5,608
9.000% due 04/15/2019	10,000	12,637
9.700% due 03/15/2019	5,363	7,002

Enterprise Products Operating LLC
4.600% due 08/01/2012	1,000	1,041
5.000% due 03/01/2015	900	963
5.650% due 04/01/2013	2,050	2,210
6.300% due 09/15/2017	1,435	1,618
6.500% due 01/31/2019	12,000	13,642
7.550% due 04/15/2038	200	235
9.750% due 01/31/2014	500	599

EOG Resources, Inc.
5.875% due 09/15/2017	20,000	22,370

Erac USA Finance LLC
2.250% due 01/10/2014	2,000	1,995

Express Scripts, Inc.
5.250% due 06/15/2012	4,200	4,401
7.250% due 06/15/2019	1,700	2,031

Florida Gas Transmission Co. LLC
5.450% due 07/15/2020	10,000	10,485

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	9,530	10,519

Gazprom Via Gaz Capital S.A.
6.212% due 11/22/2016	130	143
6.510% due 03/07/2022	650	694
8.146% due 04/11/2018	14,000	16,572
9.250% due 04/23/2019	9,200	11,488

General Electric Co.
5.000% due 02/01/2013	325	346
5.250% due 12/06/2017	10,145	11,047

Georgia-Pacific LLC
5.400% due 11/01/2020	18,587	18,361
8.250% due 05/01/2016	10,000	11,325

Gerdau Holdings, Inc.
7.000% due 01/20/2020	5,200	5,785

Gerdau Trade, Inc.
5.750% due 01/30/2021	700	712

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	10,900	10,467

Hess Corp.
7.300% due 08/15/2031	2,133	2,508

HJ Heinz Co.
15.590% due 12/01/2020	300	334

Incitec Pivot Ltd.
4.000% due 12/07/2015	7,000	7,004

International Paper Co.
7.500% due 08/15/2021	210	247

Kerr-McGee Corp.
7.875% due 09/15/2031	1,300	1,487

See Accompanying Notes	Annual Report	March 31, 2011	81

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	$1,900	$2,062
5.625% due 02/15/2015	3,970	4,379
5.950% due 02/15/2018	9,981	10,988
6.000% due 02/01/2017	2,455	2,732
6.500% due 02/01/2037	1,150	1,180
6.500% due 09/01/2039	15,000	15,423
6.850% due 02/15/2020	25,000	28,652
7.300% due 08/15/2033	5,500	6,158

Kraft Foods, Inc.
6.250% due 06/01/2012	731	776

Loews Corp.
5.250% due 03/15/2016	2,000	2,164

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014	14,000	15,183
6.700% due 09/15/2019	26,100	28,888

NBC Universal Media LLC
2.875% due 04/01/2016	16,300	15,913

Northwest Pipeline GP
5.950% due 04/15/2017	990	1,116

ONEOK Partners LP
6.650% due 10/01/2036	525	559

Petrobras International Finance Co.
5.875% due 03/01/2018	8,350	8,878
6.125% due 10/06/2016	80	89
7.875% due 03/15/2019	3,500	4,123

Petroleos Mexicanos
4.875% due 03/15/2015	1,700	1,819

Plains All American Pipeline LP
6.125% due 01/15/2017	1,000	1,108
6.650% due 01/15/2037	100	106

Pride International, Inc.
6.875% due 08/15/2020	25,195	28,691
8.500% due 06/15/2019	7,700	9,548

Reynolds American, Inc.
1.010% due 06/15/2011	200	200
6.750% due 06/15/2017	10,800	12,352
7.250% due 06/15/2037	7,000	7,431

Rio Tinto Finance USA Ltd.
8.950% due 05/01/2014	3,500	4,210
9.000% due 05/01/2019	4,535	5,963

Roche Holdings, Inc.
5.000% due 03/01/2014	127	138

Rockies Express Pipeline LLC
5.625% due 04/15/2020	39,025	38,806
6.250% due 07/15/2013	6,330	6,760
6.850% due 07/15/2018	7,295	7,948

Rohm and Haas Co.
6.000% due 09/15/2017	10,740	11,857

RR Donnelley & Sons Co.
6.125% due 01/15/2017	3,000	3,119
11.250% due 02/01/2019	4,000	5,034

RZD Capital Ltd.
5.739% due 04/03/2017	13,050	13,650

Systems 2001 Asset Trust LLC
6.664% due 09/15/2013	1,881	2,008

Systems Asset Trust LLC
7.156% due 12/15/2011	175	179

TCI Communications, Inc.
8.750% due 08/01/2015	127	154

Telefonica Emisiones SAU
2.582% due 04/26/2013	2,000	2,019
4.949% due 01/15/2015	19,300	20,361

Tennessee Gas Pipeline Co.
7.500% due 04/01/2017	235	280
7.625% due 04/01/2037	70	83

Time Warner Entertainment Co. LP
10.150% due 05/01/2012	250	274

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Time Warner, Inc.
7.625% due 04/15/2031	$5	$6
7.700% due 05/01/2032	185	216

TransCanada Pipelines Ltd.
6.350% due 05/15/2067	500	502
7.125% due 01/15/2019	3,282	3,972

Transocean, Inc.
4.950% due 11/15/2015	1,800	1,902
6.000% due 03/15/2018	3,000	3,241
6.500% due 11/15/2020	19,500	21,514
6.800% due 03/15/2038	2,000	2,108
7.375% due 04/15/2018	3,364	3,844

UAL 1991 Equipment Trust AB
10.850% due 02/19/2015 (a)	665	337

UAL Pass-Through Trust
9.750% due 01/15/2017	1,938	2,209
10.020% due 03/22/2014 (a)	548	237
10.125% due 03/22/2015 (a)	1,446	604

UnitedHealth Group, Inc.
4.875% due 02/15/2013	140	149

Universal Health Services, Inc.
7.125% due 06/30/2016	500	543

Vale Overseas Ltd.
6.875% due 11/21/2036	241	257

Veolia Environnement S.A.
5.250% due 06/03/2013	1,955	2,094

Vivendi S.A.
6.625% due 04/04/2018	12,175	13,639

Williams Cos., Inc.
7.875% due 09/01/2021	93	116

Williams Partners LP
7.250% due 02/01/2017	350	409

Xstrata Canada Corp.
7.250% due 07/15/2012	635	679

Xstrata Finance Canada Ltd.
5.800% due 11/15/2016	6,100	6,754

		1,093,296

UTILITIES 9.8%

AEP Texas Central Co.
6.650% due 02/15/2033	300	326

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	4,800	5,137
6.103% due 06/27/2012	2,500	2,630
7.700% due 08/07/2013	2,180	2,442
8.700% due 08/07/2018	12,600	15,640

Alabama Power Co.
5.500% due 10/15/2017	300	335

AT&T Corp.
8.000% due 11/15/2031	905	1,136

AT&T, Inc.
5.600% due 05/15/2018	4,300	4,723
5.625% due 06/15/2016	1,520	1,700
5.800% due 02/15/2019	6,300	7,002
6.150% due 09/15/2034	10,000	9,988

BellSouth Corp.
6.550% due 06/15/2034	10,000	10,491

BP Capital Markets PLC
0.450% due 04/11/2011	3,200	3,200
3.200% due 03/11/2016	15,000	14,924
3.750% due 06/17/2013	4,000	4,159
5.250% due 11/07/2013	50	54

British Telecommunications PLC
9.875% due 12/15/2030	3,300	4,573

Bruce Mansfield Unit
6.850% due 06/01/2034	1,668	1,752

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BVPS II Funding Corp.
8.890% due 06/01/2017	$1,178	$1,295

Cedar Brakes II LLC
9.875% due 09/01/2013	371	390

Consumers Energy Co.
5.500% due 08/15/2016	1,730	1,930

Crown Castle Towers LLC
6.113% due 01/15/2040	200	217

Dominion Resources, Inc.
5.700% due 09/17/2012	830	882
6.000% due 11/30/2017	500	560

Duke Energy Carolinas LLC
5.625% due 11/30/2012	175	187

Duke Energy Ohio, Inc.
6.900% due 06/01/2025	2,821	3,314

EDF S.A.
6.500% due 01/26/2019	8,100	9,291

Entergy Corp.
3.625% due 09/15/2015	200	198
5.125% due 09/15/2020	6,000	5,859

Entergy Gulf States Louisiana LLC
5.590% due 10/01/2024	1,500	1,557
6.000% due 05/01/2018	1,000	1,084

Entergy Louisiana LLC
6.500% due 09/01/2018	360	408

Entergy Texas, Inc.
7.125% due 02/01/2019	3,981	4,639

FirstEnergy Corp.
7.375% due 11/15/2031	288	313

FirstEnergy Solutions Corp.
6.050% due 08/15/2021	5,000	5,185
6.800% due 08/15/2039	300	298

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	12,345	14,879
10.500% due 03/25/2014	18,150	21,880

GG1C Funding Corp.
5.129% due 01/15/2014	916	940

Indiana Michigan Power Co.
7.000% due 03/15/2019	5,175	6,078

Jersey Central Power & Light Co.
7.350% due 02/01/2019	6,115	7,264

Kentucky Power Co.
6.000% due 09/15/2017	18,600	20,216

Korea Electric Power Corp.
3.000% due 10/05/2015	1,700	1,661

Korea Hydro & Nuclear Power Co. Ltd.
6.250% due 06/17/2014	800	876

Metropolitan Edison Co.
7.700% due 01/15/2019	155	183

MidAmerican Energy Holdings Co.
5.875% due 10/01/2012	240	256

Nevada Power Co.
7.125% due 03/15/2019	5,000	5,888

NGPL PipeCo LLC
6.514% due 12/15/2012	30,118	32,257
7.119% due 12/15/2017	43,695	48,811
7.768% due 12/15/2037	4,000	4,308

Ohio Edison Co.
6.875% due 07/15/2036	1,100	1,194

Ohio Power Co.
6.000% due 06/01/2016	45	51

Pacific Bell Telephone Co.
7.125% due 03/15/2026	8,029	9,087

82	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PacifiCorp
5.650% due 07/15/2018	$971	$1,091

PNPP II Funding Corp.
9.120% due 05/30/2016	965	1,028

PSEG Power LLC
5.320% due 09/15/2016	20,000	21,548
8.625% due 04/15/2031	6,400	8,038

Public Service Co. of Oklahoma
6.625% due 11/15/2037	2,200	2,429

Qtel International Finance Ltd.
3.375% due 10/14/2016	500	484
4.750% due 02/16/2021	1,500	1,404

Sierra Pacific Power Co.
6.750% due 07/01/2037	1,300	1,494

Telecom Italia Capital S.A.
0.913% due 07/18/2011	5,000	5,001
5.250% due 11/15/2013	800	845
5.250% due 10/01/2015	5,475	5,666
6.200% due 07/18/2011	1,889	1,918

TNK-BP Finance S.A.
6.625% due 03/20/2017	3,600	3,861
7.250% due 02/02/2020	9,300	10,276
7.500% due 03/13/2013	500	548
7.500% due 07/18/2016	4,200	4,725
7.875% due 03/13/2018	40,850	46,978

Utility Contract Funding LLC
7.944% due 10/01/2016	414	447

Verizon Communications, Inc.
8.750% due 11/01/2018	2,500	3,200
8.950% due 03/01/2039	6,392	8,733

Verizon Global Funding Corp.
7.375% due 09/01/2012	325	354

Verizon Wireless Capital LLC
7.375% due 11/15/2013	1,201	1,371

Virginia Electric and Power Co.
5.000% due 06/30/2019	5,000	5,332

Vodafone Group PLC
5.625% due 02/27/2017	18,000	19,885

		460,304

Total Corporate Bonds & Notes (Cost $4,121,432)		4,440,852

CONVERTIBLE BONDS & NOTES 0.4%

BANKING & FINANCE 0.0%

U.S. Bancorp
0.000% due 09/20/2036	80	79

INDUSTRIALS 0.4%

Transocean, Inc.
1.500% due 12/15/2037	19,320	19,103

Total Convertible Bonds & Notes (Cost $17,313)		19,182

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	5,000	4,699

ILLINOIS 0.1%

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.899% due 12/01/2040	5,050	4,958

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 0.0%

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	$795	$881

NEW YORK 0.0%

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	620	703

TEXAS 0.1%

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	3,500	3,551

UTAH 0.0%

Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	725	757

Total Municipal Bonds & Notes (Cost $16,312)		15,549

U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
4.000% due 12/01/2040	2,978	2,930

Freddie Mac
5.000% due 01/30/2014 (i)	1,800	1,982
5.000% due 07/15/2014	600	665

Ginnie Mae
8.500% due 08/15/2030	35	42

Total U.S. Government Agencies (Cost $5,777)		5,619

U.S. TREASURY OBLIGATIONS 0.1%

Treasury Inflation Protected Securities (e)
2.500% due 01/15/2029 (g)	1,026	1,163

Total U.S. Treasury Obligations (Cost $1,175)		1,163

MORTGAGE-BACKED SECURITIES 0.2%

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.346% due 01/15/2046	8,600	9,228

Total Mortgage-Backed Securities (Cost $8,725)		9,228

ASSET-BACKED SECURITIES 0.0%

Denver Arena Trust
6.940% due 11/15/2019	1,069	1,098

MASTR Asset-Backed Securities Trust
0.330% due 05/25/2037	79	76

Targeted Return Index Securities Trust
6.814% due 01/15/2012	179	182

Tiers Trust
8.125% due 09/15/2017	507	455

Total Asset-Backed Securities (Cost $1,863)		1,811

SOVEREIGN ISSUES 1.3%

Brazil Government International Bond
8.250% due 01/20/2034	2,500	3,319
8.750% due 02/04/2025	3,500	4,742

Export-Import Bank of Korea
4.000% due 01/29/2021	6,700	6,126
4.125% due 09/09/2015	2,400	2,465
5.875% due 01/14/2015	200	219

Korea Housing Finance Corp.
4.125% due 12/15/2015	1,400	1,431

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
5.950% due 03/19/2019	$13,200	$14,777
6.050% due 01/11/2040	16,400	16,974

Societe Financement de l'Economie Francaise
0.503% due 07/16/2012	10,700	10,741

Total Sovereign Issues (Cost $58,341)		60,794

	SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (c)	3,031	106

Total Common Stocks (Cost $126)		106

CONVERTIBLE PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

American International Group, Inc.
8.500% due 08/01/2011	72,951	328

Wells Fargo & Co.
7.500% due 12/31/2049	27,300	28,261

Total Convertible Preferred Securities (Cost $25,804)		28,589

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Goldman Sachs Group, Inc.
3.750% due 12/31/2049	200,000	4,484

Lehman Brothers Holdings, Inc.
5.670% due 12/31/2049	5,200	2

Total Preferred Securities (Cost $5,231)		4,486

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS 0.2%

State Street Bank and Trust Co.
0.010% due 04/01/2011	$7,571	7,571

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $7,725. Repurchase proceeds are $7,571.)

SHORT-TERM NOTES 0.0%

Korea Development Bank
1.242% due 11/19/2011	1,000	989

U.S. TREASURY BILLS 0.0%
0.142% due 07/14/2011 -
09/15/2011 (d)(g)	1,059	1,058

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (f) 0.0%
	14,836	149

Total Short-Term Instruments (Cost $9,778)		9,767

Total Investments 99.6% (Cost $4,351,112)		$4,676,310

Other Assets and Liabilities (Net) 0.4%		17,096

Net Assets 100.0%		$4,693,406

See Accompanying Notes	Annual Report	March 31, 2011	83

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	When-Issued security.
(c)	Non-income producing security.
(d)	Coupon represents a weighted average yield.
(e)	Principal amount of security is adjusted for inflation.
(f)	Affiliated to the Portfolio.
(g)	Securities with an aggregate market value of $1,576 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $1,178 at a weighted average interest rate of -1.500%. On March 31, 2011, there were no open reverse repurchase agreements.
(i)	Securities with an aggregate market value of $385 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation
90-Day Eurodollar December Futures	Long	12/2011	146	$75
90-Day Eurodollar June Futures	Long	06/2012	136	3

				$78

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AutoZone, Inc.	RBS	(0.810%	)	12/20/2015	0.819%	$	2,500	$0	$0	$0
Bank of America Corp.	MLP	(0.170%	)	12/20/2016	1.454%		5,000	336	0	336
Burlington Northern Santa Fe LLC	BOA	(0.500%	)	06/20/2017	0.452%		1,000	(3)	19	(22)
Citigroup, Inc.	DUB	(1.000%	)	06/20/2016	1.443%		5,000	107	383	(276)
CNA Financial Corp.	BCLY	(0.285%	)	09/20/2011	0.344%		2,000	0	0	0
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.234%		2,000	55	0	55
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	1.705%		4,000	193	0	193
CSX Corp.	BNP	(1.000%	)	03/20/2014	0.317%		400	(9)	4	(13)
CVS Caremark Corp.	CSFB	(0.250%	)	09/20/2011	0.151%		1,600	(1)	0	(1)
Dow Chemical Co.	CITI	(1.000%	)	06/20/2019	1.229%		2,500	40	226	(186)
H.J. Heinz Finance Co.	RBS	(0.380%	)	03/20/2012	0.132%		3,100	(8)	0	(8)
International Lease Finance Corp.	GSC	(0.200%	)	03/20/2013	2.251%		5,000	196	0	196
JPMorgan Chase & Co.	DUB	(1.500%	)	12/20/2018	0.861%		7,300	(324)	0	(324)
Loews Corp.	JPM	(0.280%	)	03/20/2016	1.031%		2,000	70	0	70
Merrill Lynch & Co., Inc.	UBS	(2.300%	)	06/20/2018	1.535%		1,300	(63)	0	(63)
RadioShack Corp.	BOA	(1.290%	)	06/20/2011	0.803%		1,900	(3)	0	(3)
RR Donnelley & Sons Co.	BOA	(3.500%	)	03/20/2019	3.024%		4,000	(124)	0	(124)
RR Donnelley & Sons Co.	DUB	(3.250%	)	03/20/2017	2.724%		3,000	(85)	0	(85)
UBS AG	BCLY	(2.260%	)	03/20/2014	0.600%		11,340	(560)	0	(560)
UBS AG	BCLY	(2.280%	)	03/20/2014	0.600%		20,000	(1,000)	0	(1,000)
Universal Health Services, Inc.	BOA	(0.787%	)	06/20/2016	1.871%		500	26	33	(7)

								$(1,157)	$665	$(1,822)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BCLY	1.000%	03/20/2016	1.516%	$	600	$(15)	$(27)	$12
Alcoa, Inc.	BNP	1.000%	03/20/2021	2.178%		2,600	(236)	(227)	(9)
Alcoa, Inc.	CITI	1.000%	03/20/2016	1.516%		800	(19)	(29)	10
Alcoa, Inc.	DUB	1.000%	03/20/2016	1.516%		4,100	(97)	(150)	53
Alcoa, Inc.	GSC	1.000%	03/20/2016	1.516%		2,600	(62)	(112)	50
Alcoa, Inc.	HSBC	1.000%	03/20/2016	1.516%		3,600	(85)	(184)	99
Alcoa, Inc.	MSC	1.000%	03/20/2016	1.516%		28,600	(677)	(1,039)	362
Altria Group, Inc.	MSC	1.000%	12/20/2011	0.269%		4,500	26	21	5
American Electric Power Co., Inc.	MSC	0.410%	09/20/2011	0.176%		2,000	2	0	2
American Express Co.	JPM	2.750%	03/20/2014	0.376%		400	28	0	28
American International Group, Inc.	BCLY	1.150%	06/20/2013	0.818%		7,100	55	0	55
American International Group, Inc.	DUB	1.920%	03/20/2013	0.767%		7,000	163	0	163
American International Group, Inc.	DUB	1.430%	06/20/2013	0.818%		25,000	348	0	348
American International Group, Inc.	RBS	1.200%	06/20/2013	0.818%		1,700	15	0	15
ArcelorMittal	BCLY	1.000%	03/20/2016	2.082%		6,200	(302)	(304)	2
ArcelorMittal	BNP	1.000%	03/20/2016	2.082%		12,000	(585)	(623)	38
ArcelorMittal	BOA	1.000%	12/20/2015	2.022%		5,700	(252)	(383)	131
ArcelorMittal	CITI	1.000%	03/20/2016	2.082%		1,200	(58)	(49)	(9)

84	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ArcelorMittal	CSFB	1.000%	03/20/2016	2.082%	$	5,600	$(273)	$(286)	$13
ArcelorMittal	GSC	1.000%	03/20/2016	2.082%		3,900	(190)	(207)	17
ArcelorMittal	HSBC	1.000%	03/20/2016	2.082%		700	(34)	(31)	(3)
ArcelorMittal	JPM	1.000%	12/20/2015	2.022%		2,200	(97)	(147)	50
ArcelorMittal	MSC	1.000%	03/20/2016	2.082%		5,800	(283)	(354)	71
Berkshire Hathaway Finance Corp.	CSFB	1.000%	09/20/2015	0.931%		10,000	32	(433)	465
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2015	0.824%		5,000	36	(62)	98
Berkshire Hathaway Finance Corp.	JPM	1.000%	09/20/2015	0.931%		20,000	66	(563)	629
BHP Billiton Finance USA Ltd.	CSFB	1.000%	09/20/2015	0.630%		1,700	27	(10)	37
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.630%		600	10	(3)	13
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2011	0.235%		5,000	30	22	8
BHP Billiton Finance USA Ltd.	MSC	1.000%	09/20/2015	0.630%		10,300	168	(42)	210
BHP Billiton Finance USA Ltd.	RBS	1.000%	09/20/2015	0.630%		5,500	89	(13)	102
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.173%		200	0	(15)	15
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%		200	0	(15)	15
BP Capital Markets America, Inc.	DUB	1.000%	09/20/2011	0.173%		8,200	35	(50)	85
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%		500	12	(13)	25
BP Capital Markets America, Inc.	DUB	1.000%	03/20/2016	0.766%		1,900	22	4	18
BP Capital Markets America, Inc.	GSC	1.000%	03/20/2016	0.766%		2,300	26	4	22
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.261%		6,600	74	(113)	187
BP Capital Markets America, Inc.	JPM	1.000%	03/20/2016	0.766%		2,700	30	5	25
Brazil Government International Bond	BCLY	1.000%	09/20/2011	0.346%		4,300	15	13	2
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		5,100	(1)	(44)	43
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.047%		10,600	(19)	(89)	70
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%		13,700	(25)	(129)	104
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%		5,100	8	(31)	39
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.047%		4,900	(9)	(36)	27
Brazil Government International Bond	RBS	1.000%	06/20/2015	0.966%		14,000	24	(160)	184
Brazil Government International Bond	UBS	1.000%	06/20/2015	0.966%		3,150	5	(38)	43
Canadian Natural Resources Ltd.	GSC	1.000%	12/20/2015	0.771%		3,000	32	9	23
Canadian Natural Resources Ltd.	HSBC	1.000%	09/20/2015	0.736%		2,100	24	(7)	31
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.736%		4,100	47	(14)	61
Canadian Natural Resources Ltd.	MSC	1.000%	12/20/2015	0.771%		1,800	19	6	13
Canadian Natural Resources Ltd.	RBS	1.000%	09/20/2015	0.736%		8,500	99	(40)	139
Canadian Natural Resources Ltd.	SOG	1.000%	12/20/2015	0.771%		100	1	0	1
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.660%		3,400	56	47	9
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.660%		2,200	36	30	6
China Government International Bond	BCLY	1.000%	06/20/2015	0.578%		2,000	35	38	(3)
China Government International Bond	CITI	1.000%	09/20/2015	0.615%		8,600	146	107	39
China Government International Bond	DUB	1.000%	09/20/2015	0.615%		12,000	204	108	96
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		600	10	11	(1)
China Government International Bond	HSBC	1.000%	06/20/2015	0.578%		2,100	37	37	0
China Government International Bond	HSBC	1.000%	09/20/2015	0.615%		2,000	34	26	8
China Government International Bond	RBS	1.000%	06/20/2015	0.578%		10,000	176	194	(18)
China Government International Bond	UBS	1.000%	06/20/2015	0.578%		9,000	159	175	(16)
Citigroup, Inc.	BCLY	0.290%	09/20/2012	0.353%		20,000	(17)	0	(17)
Citigroup, Inc.	BOA	1.000%	06/20/2011	0.218%		4,000	9	5	4
Citigroup, Inc.	JPM	0.290%	09/20/2012	0.353%		20,000	(17)	0	(17)
Citigroup, Inc.	MSC	1.500%	06/20/2013	0.464%		1,500	35	0	35
Emirate of Abu Dhabi	BCLY	1.000%	09/20/2015	1.000%		3,400	0	(17)	17
Emirate of Abu Dhabi	DUB	1.000%	09/20/2015	1.000%		4,000	1	(23)	24
Emirate of Abu Dhabi	GSC	1.000%	09/20/2015	1.000%		1,000	0	(4)	4
Emirate of Abu Dhabi	HSBC	1.000%	09/20/2015	1.000%		2,000	0	(8)	8
Emirate of Abu Dhabi	MSC	1.000%	09/20/2015	1.000%		8,200	2	(44)	46
Emirate of Abu Dhabi	MSC	1.000%	03/20/2016	1.067%		200	(1)	(2)	1
Emirate of Abu Dhabi	RBS	1.000%	12/20/2015	1.036%		7,800	(10)	31	(41)
Emirate of Abu Dhabi	RBS	1.000%	03/20/2016	1.067%		400	(2)	(1)	(1)
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%		500	(1)	0	(1)
Ensco PLC	CSFB	1.000%	03/20/2014	0.623%		7,000	80	(52)	132
General Electric Capital Corp.	BCLY	0.630%	12/20/2012	0.551%		4,200	7	0	7
General Electric Capital Corp.	BCLY	1.450%	03/20/2013	0.606%		4,500	77	0	77
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.650%		25,000	358	0	358
General Electric Capital Corp.	BCLY	4.450%	12/20/2013	0.742%		13,000	1,315	0	1,315
General Electric Capital Corp.	BNP	1.500%	03/20/2013	0.606%		25,000	452	0	452
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.366%		100	6	2	4
General Electric Capital Corp.	BOA	7.000%	06/20/2013	0.650%		200	29	0	29
General Electric Capital Corp.	CITI	1.310%	03/20/2013	0.606%		12,000	171	0	171
General Electric Capital Corp.	CSFB	1.000%	09/20/2011	0.322%		25,000	89	(159)	248
General Electric Capital Corp.	DUB	1.070%	12/20/2012	0.551%		5,430	51	0	51
General Electric Capital Corp.	DUB	4.820%	12/20/2013	0.742%		24,500	2,726	0	2,726
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%		1,300	(7)	(105)	98
General Electric Capital Corp.	MSC	0.160%	06/20/2011	0.325%		10,000	(3)	0	(3)
General Electric Capital Corp.	UBS	1.000%	09/20/2011	0.322%		4,000	15	(29)	44
General Electric Capital Corp.	WAC	0.160%	06/20/2011	0.325%		10,000	(3)	0	(3)

See Accompanying Notes	Annual Report	March 31, 2011	85

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Group, Inc.	RBS	1.600%	03/20/2013	0.477%	$	4,600	$104	$0	$104
Goldman Sachs Group, Inc.	UBS	0.900%	09/20/2012	0.384%		10,000	79	0	79
JPMorgan Chase & Co.	RBS	1.050%	03/20/2013	0.199%		4,500	77	0	77
Merrill Lynch & Co., Inc.	CITI	1.000%	06/20/2011	0.289%		3,500	7	2	5
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%		35,000	(538)	(2,615)	2,077
MetLife, Inc.	BOA	1.000%	03/20/2016	1.487%		2,500	(55)	(84)	29
MetLife, Inc.	CSFB	1.000%	09/20/2015	1.370%		10,000	(154)	(858)	704
MetLife, Inc.	DUB	1.000%	09/20/2015	1.370%		15,000	(230)	(855)	625
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%		1,000	(15)	(59)	44
MetLife, Inc.	UBS	1.000%	03/20/2016	1.487%		30,000	(668)	(469)	(199)
Mexico Government International Bond	BCLY	1.000%	09/20/2011	0.347%		13,400	46	28	18
Mexico Government International Bond	BCLY	1.000%	06/20/2015	0.918%		2,000	7	(1)	8
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		12,700	28	(162)	190
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%		7,800	6	(123)	129
Mexico Government International Bond	CITI	1.000%	06/20/2015	0.918%		10,000	36	(48)	84
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.956%		2,200	5	(22)	27
Mexico Government International Bond	JPM	1.000%	09/20/2015	0.956%		300	1	(4)	5
Mexico Government International Bond	UBS	1.000%	06/20/2015	0.918%		5,100	18	(32)	50
Morgan Stanley	GSC	4.100%	06/20/2012	0.338%		30,000	1,430	0	1,430
Morgan Stanley	GSC	0.900%	09/20/2012	0.434%		4,400	32	0	32
Morgan Stanley	RBS	2.000%	03/20/2013	0.551%		4,700	137	0	137
Pacific Gas & Electric Co.	JPM	1.000%	12/20/2011	0.425%		6,000	27	33	(6)
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.542%		3,600	76	(15)	91
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.542%		6,600	139	(21)	160
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	1.341%		25,000	(388)	(390)	2
Prudential Financial, Inc.	DUB	1.000%	03/20/2016	1.341%		1,000	(15)	(19)	4
Prudential Financial, Inc.	JPM	1.000%	12/20/2012	0.567%		2,900	22	14	8
Prudential Financial, Inc.	UBS	1.000%	12/20/2011	0.371%		2,500	13	6	7
Prudential Financial, Inc.	UBS	1.000%	12/20/2012	0.567%		7,100	55	(61)	116
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		400	(1)	0	(1)
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		2,000	(8)	0	(8)
Russia Government International Bond	BCLY	1.000%	12/20/2011	0.294%		400	2	2	0
Russia Government International Bond	HSBC	1.000%	09/20/2011	0.294%		12,000	44	22	22
Russia Government International Bond	JPM	1.000%	09/20/2011	0.294%		2,200	8	4	4
Russia Government International Bond	JPM	1.000%	06/20/2015	1.112%		6,800	(29)	(110)	81
Russia Government International Bond	MSC	1.000%	06/20/2015	1.112%		1,700	(7)	(26)	19
Shell International Finance BV	JPM	1.000%	03/20/2016	0.585%		6,900	138	132	6
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		2,000	47	(90)	137
South Korea Government Bond	BCLY	1.000%	09/20/2011	0.361%		7,800	27	28	(1)
South Korea Government Bond	BCLY	1.000%	09/20/2015	0.879%		2,700	14	(17)	31
South Korea Government Bond	BCLY	1.000%	12/20/2015	0.920%		2,700	10	29	(19)
South Korea Government Bond	JPM	1.000%	06/20/2015	0.834%		3,100	22	27	(5)
South Korea Government Bond	JPM	1.000%	09/20/2015	0.879%		1,500	8	(6)	14
South Korea Government Bond	UBS	1.000%	09/20/2011	0.361%		6,500	22	23	(1)
South Korea Government Bond	UBS	1.000%	06/20/2015	0.834%		15,600	110	163	(53)
South Korea Government Bond	UBS	1.000%	09/20/2015	0.879%		9,500	52	(32)	84
South Korea Government Bond	UBS	1.000%	12/20/2015	0.920%		9,500	37	83	(46)
Teck Resources Ltd.	BCLY	1.000%	12/20/2015	1.063%		3,300	(8)	(49)	41
Teck Resources Ltd.	BCLY	1.000%	03/20/2016	1.112%		8,000	(39)	(19)	(20)
Telefonica Europe BV	JPM	1.000%	09/20/2012	0.528%		10,000	74	(94)	168
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.670%		3,300	43	16	27
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.670%		4,200	55	26	29
Transocean, Inc.	GSC	5.000%	09/20/2011	0.229%		8,700	213	(5)	218
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.313%		795	13	6	7
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.313%		200	4	2	2

							$5,637	$(11,261)	$16,898

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-15 5-Year Index	UBS	1.000%	12/20/2015	$	55	$0	$0	$0
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016		151,500	343	408	(65)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		89,700	204	187	17
CDX.IG-16 5-Year Index	MSC	1.000%	06/20/2016		525,400	1,191	1,287	(96)

						$1,738	$1,882	$(144)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

86	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(k)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$79,164	$0	$79,164
Corporate Bonds & Notes
Banking & Finance	0	2,865,499	21,753	2,887,252
Industrials	0	1,039,569	53,727	1,093,296
Utilities	0	460,304	0	460,304
Convertible Bonds & Notes
Banking & Finance	0	79	0	79
Industrials	0	19,103	0	19,103
Municipal Bonds & Notes
California	0	4,699	0	4,699
Illinois	0	4,958	0	4,958
New Jersey	0	881	0	881
New York	0	703	0	703
Texas	0	3,551	0	3,551
Utah	0	757	0	757
U.S. Government Agencies	0	5,619	0	5,619
U.S. Treasury Obligations	0	1,163	0	1,163
Mortgage-Backed Securities	0	9,228	0	9,228
Asset-Backed Securities	0	1,811	0	1,811
Sovereign Issues	0	60,794	0	60,794
Common Stocks
Financials	106	0	0	106

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Convertible Preferred Securities
Banking & Finance	$28,589	$0	$0	$28,589
Preferred Securities
Banking & Finance	4,486	0	0	4,486
Short-Term Instruments
Repurchase Agreements	0	7,571	0	7,571
Short-Term Notes	0	0	989	989
U.S. Treasury Bills	0	1,058	0	1,058
PIMCO Short-Term Floating NAV Portfolio	149	0	0	149
	$33,330	$4,566,511	$76,469	$4,676,310

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	18,266	0	18,266
Interest Rate Contracts	78	0	0	78
	$78	$18,266	$0	$18,344

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(3,334)	$0	$(3,334)

Totals	$33,408	$4,581,443	$76,469	$4,691,320

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$211	$0	$0	$0	$(2)	$21,544	$0	$21,753	$(2)
Industrials	0	51,929	(103)	(131)	(8)	(645)	2,685	0	53,727	(645)
Short-Term Instruments
Short-Term Notes	0	999	0	0	0	(10)	0	0	989	(10)

	$0	$53,139	$(103)	$(131)	$(8)	$(657)	$24,229	$0	$76,469	$(657)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	87

Schedule of Investments PIMCO Investment Grade Corporate Portfolio (Cont.)

March 31, 2011

(l)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$24	$24
Unrealized appreciation on swap agreements	0	18,266	0	0	0	18,266

	$0	$18,266	$0	$0	$24	$18,290

Liabilities:
Unrealized depreciation on swap agreements	$0	$3,334	$0	$0	$0	$3,334

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$17,774	$0	$0	$1,300	$19,074

Net Change in Unrealized Appreciation on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation on futures contracts, written options and swaps	$0	$11,013	$0	$0	$676	$11,689

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $78 as reported in the Notes to Schedule of Investments.

(m)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$116	$0	$116
BNP	(378)	290	(88)
BOA	(782)	763	(19)
CITI	429	(400)	29
CSFB	(201)	103	(98)
DUB	3,244	(3,090)	154
GSC	1,677	(1,940)	(263)
HSBC	20	0	20
JPM	723	(700)	23
MLP	336	(470)	(134)
MSC	502	(540)	(38)
RBS	701	(540)	161
SOG	1	0	1
UBS	(167)	420	253
WAC	(3)	0	(3)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

88	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.0%

International Lease Finance Corp.
6.750% due 03/17/2015		$1,200	$1,209
7.000% due 03/17/2016		2,300	2,318

Total Bank Loan Obligations (Cost $3,442)			3,527

CORPORATE BONDS & NOTES 86.2%

BANKING & FINANCE 30.3%

Allstate Corp.
6.500% due 05/15/2067		7,425	7,583

American Express Co.
8.150% due 03/19/2038		32,656	43,805

American International Group, Inc.
4.250% due 05/15/2013		225	233
5.600% due 10/18/2016		1,500	1,561
5.850% due 01/16/2018		2,524	2,634
6.250% due 05/01/2036		15,105	15,025
8.175% due 05/15/2068		10,000	10,837
8.250% due 08/15/2018		4,200	4,922

Anadarko Finance Co.
7.500% due 05/01/2031		11,024	12,203

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	5,000	6,217

Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	4,000	5,621
6.000% due 01/22/2020		$10,200	10,761

Bank of America Corp.
4.750% due 04/03/2017	EUR	4,000	5,578
4.750% due 05/06/2019		1,700	2,260
5.625% due 07/01/2020		$7,700	7,908
5.650% due 05/01/2018		27,100	28,315
5.750% due 12/01/2017		5,000	5,268
5.875% due 01/05/2021		7,700	8,043
6.000% due 09/01/2017		5,400	5,788
6.500% due 08/01/2016		1,000	1,106
7.000% due 06/15/2016	EUR	2,100	3,269
7.625% due 06/01/2019		$23,000	26,647

Bank of America N.A.
6.000% due 10/15/2036		1,100	1,073

Bank One Corp.
8.000% due 04/29/2027		3,600	4,367

Barclays Bank PLC
5.000% due 09/22/2016		4,800	5,088
6.050% due 12/04/2017		4,000	4,167
7.434% due 09/29/2049		19,000	19,095
10.179% due 06/12/2021		10,940	13,950
14.000% due 11/29/2049	GBP	800	1,681

Barrick International Barbados Corp.
6.350% due 10/15/2036		$1,300	1,376

BBVA Bancomer S.A.
6.500% due 03/10/2021		15,200	15,079
7.250% due 04/22/2020		1,550	1,567

Bear Stearns Cos. LLC
4.650% due 07/02/2018		2,000	2,019
7.250% due 02/01/2018		800	932

BellSouth Capital Funding Corp.
7.875% due 02/15/2030		7,000	8,470

BM&FBovespa S.A.
5.500% due 07/16/2020		1,000	1,027

BNP Paribas
5.186% due 06/29/2049		5,800	5,612
7.195% due 06/29/2049		17,300	16,781
7.781% due 06/29/2049	EUR	4,000	6,097

BPCE S.A.
5.250% due 07/29/2049		5,000	6,484

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cantor Fitzgerald LP
7.875% due 10/15/2019		$5,300	$5,509

Capital One Bank USA N.A.
8.800% due 07/15/2019		9,500	11,949

Capital One Capital V
10.250% due 08/15/2039		1,000	1,091

Capital One Capital VI
8.875% due 05/15/2040		23,525	24,966

CBA Capital Trust II
6.024% due 03/29/2049		4,000	3,930

Chubb Corp.
6.375% due 03/29/2067		1,000	1,058

CIT Group, Inc.
7.000% due 05/01/2013		129	132
7.000% due 05/01/2014		271	276
7.000% due 05/01/2015		271	274
7.000% due 05/01/2016		451	453
7.000% due 05/01/2017		631	634

Citigroup Capital XXI
8.300% due 12/21/2077		7,600	7,942

Citigroup, Inc.
0.862% due 08/25/2036		1,000	752
5.850% due 12/11/2034		8,500	8,361
5.875% due 05/29/2037		4,527	4,432
6.000% due 08/15/2017		20,000	21,729
6.875% due 03/05/2038		15,010	16,548
8.125% due 07/15/2039		110,500	138,952

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
6.875% due 03/19/2020	EUR	17,200	24,700
11.000% due 06/29/2049		$14,275	18,648

Countrywide Capital III
8.050% due 06/15/2027		2,480	2,573

Credit Agricole S.A.
5.136% due 12/29/2049	GBP	5,000	6,982
6.637% due 05/29/2049		$3,900	3,520
8.375% due 04/29/2049		550	591
8.375% due 10/29/2049		4,970	5,343

First Union Capital II
7.950% due 11/15/2029		1,000	1,087

General Electric Capital Corp.
0.493% due 10/06/2015		600	583
0.690% due 05/05/2026		2,300	1,996
0.793% due 08/15/2036		4,000	3,140
5.875% due 01/14/2038		74,263	73,563
6.150% due 08/07/2037		885	908
6.875% due 01/10/2039		41,464	46,425

General Electric Capital Services, Inc.
7.500% due 08/21/2035		5,368	6,303

Goldman Sachs Group, Inc.
5.375% due 03/15/2020		10,000	10,157
5.950% due 01/15/2027		210	211
6.125% due 02/15/2033		7,400	7,561
6.150% due 04/01/2018		4,700	5,094
6.450% due 05/01/2036		4,000	3,924
6.750% due 10/01/2037		45,900	46,439
7.500% due 02/15/2019		74,850	86,965

Goodman Funding Pty. Ltd.
6.375% due 11/12/2020		8,400	8,447

HBOS PLC
0.507% due 09/30/2016		1,000	871
1.878% due 03/29/2016	EUR	1,054	1,300
6.000% due 11/01/2033		$3,500	2,639
6.750% due 05/21/2018		20,623	20,194

HCP, Inc.
6.750% due 02/01/2041		4,700	4,871

Health Care REIT, Inc.
6.500% due 03/15/2041		30,000	29,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HSBC Bank USA N.A.
7.000% due 01/15/2039		$8,600	$9,673

HSBC Capital Funding LP
4.610% due 12/29/2049		4,600	4,465
10.176% due 12/29/2049		2,122	2,865

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		4,300	4,160

HSBC Finance Corp.
6.676% due 01/15/2021		6,800	7,061

HSBC Holdings PLC
5.100% due 04/05/2021 (a)		41,200	41,427
6.500% due 09/15/2037		1,600	1,637
6.800% due 06/01/2038		14,000	14,706

International Lease Finance Corp.
7.125% due 09/01/2018		30,700	33,141

Intesa Sanpaolo SpA
6.500% due 02/24/2021		10,000	10,501

JPMorgan Chase & Co.
4.400% due 07/22/2020		3,750	3,625
6.000% due 01/15/2018		1,500	1,644
6.300% due 04/23/2019		12,100	13,398
6.400% due 05/15/2038		51,624	57,229
7.900% due 04/29/2049		34,687	38,083

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		2,100	1,961

JPMorgan Chase Capital XIII
1.257% due 09/30/2034		2,000	1,691

JPMorgan Chase Capital XX
6.550% due 09/15/2066		500	509

JPMorgan Chase Capital XXII
6.450% due 01/15/2087		2,500	2,522

JPMorgan Chase Capital XXV
6.800% due 10/01/2037		1,099	1,107

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		200	207

Lloyds TSB Bank PLC
5.800% due 01/13/2020		6,800	6,811
6.375% due 01/21/2021		44,400	46,299

Macquarie Bank Ltd.
6.625% due 04/07/2021 (a)		37,200	37,127

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		2,000	2,744

Merrill Lynch & Co., Inc.
1.388% due 05/30/2014	EUR	6,200	8,507
1.725% due 09/14/2018		7,730	9,300
5.700% due 05/02/2017		$400	415
6.400% due 08/28/2017		1,645	1,793
6.875% due 04/25/2018		86,320	95,852
6.875% due 11/15/2018		2,500	2,796
7.750% due 05/14/2038		15,300	17,621

MetLife Capital Trust X
9.250% due 04/08/2068		12,700	15,399

MetLife, Inc.
6.375% due 06/15/2034		250	273

Morgan Stanley
1.395% due 04/13/2016	EUR	450	595
1.422% due 03/01/2013		700	979
5.375% due 08/10/2020		3,500	4,846
5.500% due 07/24/2020		$17,700	17,694
5.625% due 09/23/2019		29,500	30,139
6.625% due 04/01/2018		8,100	8,900
7.250% due 04/01/2032		6,200	7,271
7.300% due 05/13/2019		33,650	37,860

Mutual of Omaha Insurance Co.
6.950% due 10/15/2040		4,500	4,659

National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		3,150	4,075

See Accompanying Notes	Annual Report	March 31, 2011	89

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		$10,000	$12,195

New York Life Insurance Co.
6.750% due 11/15/2039		9,750	11,222

Northwestern Mutual Life Insurance
6.063% due 03/30/2040		29,900	31,655

Pacific Life Insurance Co.
9.250% due 06/15/2039		88,256	117,402

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		4,000	4,338

Prudential Financial, Inc.
6.200% due 11/15/2040		10,500	10,945
6.625% due 12/01/2037		3,000	3,271

Qatari Diar Finance QSC
5.000% due 07/21/2020		9,600	9,527

Rabobank Capital Funding Trust III
5.254% due 12/29/2049		500	506

Regions Bank
6.450% due 06/26/2037		20,395	18,820

Regions Financial Corp.
7.375% due 12/10/2037		5,470	5,374

Royal Bank of Scotland Group PLC
4.350% due 01/23/2017	EUR	5,000	6,256
4.875% due 08/25/2014		$5,000	5,190
4.875% due 01/20/2017	EUR	900	1,246
5.000% due 05/17/2015		$10,038	10,159
5.500% due 03/23/2020	EUR	8,100	11,167
7.500% due 04/29/2024	GBP	4,000	6,903

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$3,200	3,360
7.750% due 05/29/2018		6,600	7,400

Santander Issuances S.A. Unipersonal
5.750% due 01/31/2018	GBP	4,000	6,148

Sberbank Via SB Capital S.A.
5.400% due 03/24/2017		$1,000	1,024
5.499% due 07/07/2015		5,200	5,480

Simon Property Group LP
6.750% due 02/01/2040		5,000	5,742

SLM Corp.
0.603% due 01/27/2014		200	190
1.503% due 06/17/2013	EUR	3,800	4,986
3.125% due 09/17/2012		3,100	4,273
4.280% due 01/26/2015 (m)	HKD	15,000	1,782
4.875% due 12/17/2012	GBP	600	947
5.000% due 10/01/2013		$1,225	1,268
5.125% due 08/27/2012		700	722
5.375% due 01/15/2013		2,200	2,288
5.375% due 05/15/2014		2,525	2,617
5.625% due 08/01/2033		27,645	23,688
8.000% due 03/25/2020		9,300	10,153
8.450% due 06/15/2018		10,200	11,440

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		59,305	67,092

UBS AG
4.875% due 08/04/2020		5,500	5,548
5.750% due 04/25/2018		22,725	24,475
5.875% due 12/20/2017		4,600	5,022

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		1,000	1,091

Wachovia Bank N.A.
5.850% due 02/01/2037		5,901	6,042
6.600% due 01/15/2038		6,302	7,103

Wachovia Corp.
0.644% due 10/28/2015		8,000	7,560
0.673% due 10/15/2016		1,400	1,299

WEA Finance LLC
6.750% due 09/02/2019		2,500	2,870

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo & Co.
5.375% due 02/07/2035	$4,900	$4,961
5.625% due 12/11/2017	200	218

Wells Fargo Bank N.A.
5.950% due 08/26/2036	1,000	1,031

Wells Fargo Capital X
5.950% due 12/01/2086	2,100	2,077

Wells Fargo Capital XIII
7.700% due 12/29/2049	34,385	35,588

Weyerhaeuser Co.
6.875% due 12/15/2033	4,825	4,859
6.950% due 10/01/2027	4,500	4,489
7.375% due 10/01/2019	13,000	14,692
7.375% due 03/15/2032	48,886	51,690
7.950% due 03/15/2025	500	558

		2,225,049

INDUSTRIALS 42.3%

AGL Capital Corp.
5.875% due 03/15/2041	7,500	7,510

Alcoa, Inc.
5.900% due 02/01/2027	9,300	9,170
5.950% due 02/01/2037	38,531	36,466

Altria Group, Inc.
9.700% due 11/10/2018	5,000	6,576
9.950% due 11/10/2038	26,845	37,553
10.200% due 02/06/2039	61,565	87,602

America Movil S.A.B. de C.V.
6.125% due 03/30/2040	40,400	42,422

American Airlines Pass-Through Trust
5.250% due 07/31/2022	8,046	7,805
10.375% due 01/02/2021	25,551	30,022

Amgen, Inc.
4.950% due 10/01/2041	800	730
6.375% due 06/01/2037	650	723
6.400% due 02/01/2039	4,700	5,230

Anadarko Petroleum Corp.
5.950% due 09/15/2016	700	761
6.200% due 03/15/2040	33,000	31,986
6.375% due 09/15/2017	2,500	2,752
6.450% due 09/15/2036	10,400	10,419
7.000% due 11/15/2027	1,000	1,018
7.950% due 06/15/2039	35,960	41,847

Anheuser-Busch Cos., Inc.
6.450% due 09/01/2037	75	85

Anheuser-Busch InBev Worldwide, Inc.
6.375% due 01/15/2040	2,000	2,250
8.000% due 11/15/2039	1,050	1,408
8.200% due 01/15/2039	38,089	51,988

Apache Corp.
5.100% due 09/01/2040	2,100	1,959

ArcelorMittal
6.750% due 03/01/2041	20,000	19,648
7.000% due 10/15/2039	45,345	45,573

Archer-Daniels-Midland Co.
5.765% due 03/01/2041 (a)	20,000	20,551

Asciano Finance Ltd.
6.000% due 04/07/2023 (a)	22,000	21,887

Aviation Capital Group
7.125% due 10/15/2020	14,400	15,047

AWAS Aviation Capital Ltd.
7.000% due 10/15/2016	4,700	4,723

Barrick Australian Finance Pty. Ltd.
5.950% due 10/15/2039	11,250	11,643

Barrick Gold Finance Co.
5.800% due 11/15/2034	4,455	4,443

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barrick North America Finance LLC
7.500% due 09/15/2038	$6,200	$7,639

Boston Scientific Corp.
6.000% due 01/15/2020	5,000	5,241
7.000% due 11/15/2035	36,599	37,486
7.375% due 01/15/2040	35,390	39,518

Braskem Finance Ltd.
7.375% due 10/29/2049	4,000	4,040

Burlington Northern Santa Fe LLC
5.050% due 03/01/2041	10,900	10,071
5.750% due 05/01/2040	10,000	10,163
6.530% due 07/15/2037	2,500	2,739
7.290% due 06/01/2036	800	945
7.950% due 08/15/2030	600	764

Cameron International Corp.
7.000% due 07/15/2038	16,804	19,433

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	10,300	11,121
6.500% due 02/15/2037	2,500	2,780
6.750% due 02/01/2039	18,500	21,138

Caterpillar, Inc.
8.250% due 12/15/2038	100	142

Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021	1,500	1,484

Cenovus Energy, Inc.
6.750% due 11/15/2039	24,800	27,772

Cliffs Natural Resources, Inc.
6.250% due 10/01/2040	22,400	22,325

Colorado Interstate Gas Co.
6.850% due 06/15/2037	8,700	9,442

Comcast Corp.
5.650% due 06/15/2035	10,000	9,423
6.400% due 03/01/2040	64,600	66,331
6.450% due 03/15/2037	7,300	7,496
6.550% due 07/01/2039	41,660	43,308
6.950% due 08/15/2037	3,700	4,038
7.050% due 03/15/2033	5,000	5,597

Continental Airlines Pass-Through Trust
4.750% due 01/12/2021	2,950	2,891
6.000% due 01/12/2019	2,000	1,960
7.250% due 05/10/2021	7,487	8,086

Corning, Inc.
5.750% due 08/15/2040	6,900	6,895

Cox Communications, Inc.
6.450% due 12/01/2036	1,781	1,841
8.375% due 03/01/2039	34,240	43,598

CSN Islands XI Corp.
6.875% due 09/21/2019	2,000	2,230

CSN Resources S.A.
6.500% due 07/21/2020	6,500	6,955

CSX Corp.
6.220% due 04/30/2040	4,560	4,878

CVS Caremark Corp.
6.125% due 09/15/2039	10,000	10,217

CVS Pass-Through Trust
5.773% due 01/10/2033	7,671	7,761
6.036% due 12/10/2028	2,681	2,769
6.943% due 01/10/2030	7,735	8,430
7.507% due 01/10/2032	21,251	24,442
8.353% due 07/10/2031	680	815

Daimler Finance North America LLC
8.500% due 01/18/2031	1,000	1,348

Delta Air Lines Pass-Through Trust
4.950% due 05/23/2019	650	650
6.200% due 07/02/2018	988	1,025
7.750% due 06/17/2021	15,844	17,349

90	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche Telekom International Finance BV
8.750% due 06/15/2030	$67,050	$88,084
Devon Energy Corp.
7.950% due 04/15/2032	11,900	15,480

Devon Financing Corp. ULC
7.875% due 09/30/2031	7,047	9,073
Diamond Offshore Drilling, Inc.
5.700% due 10/15/2039	11,000	10,900

DirecTV Holdings LLC
6.000% due 08/15/2040	4,400	4,225
6.375% due 03/01/2041	25,000	25,226

Dow Chemical Co.
4.250% due 11/15/2020	3,400	3,255
8.550% due 05/15/2019	6,700	8,472
9.400% due 05/15/2039	45,009	67,043

El Paso Natural Gas Co.
8.375% due 06/15/2032	12,400	15,240

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	3,100	3,421

EnCana Corp.
6.500% due 02/01/2038	15,250	16,368
6.625% due 08/15/2037	14,107	15,268

Energy Transfer Partners LP
6.625% due 10/15/2036	7,000	7,337
7.500% due 07/01/2038	15,700	18,216
9.700% due 03/15/2019	2,000	2,611

Enterprise Products Operating LLC
6.125% due 10/15/2039	5,000	4,993
7.550% due 04/15/2038	4,000	4,707

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	1,087	1,184

Gazprom Via Gaz Capital S.A.
6.510% due 03/07/2022	1,400	1,494
7.288% due 08/16/2037	25,600	27,748
8.625% due 04/28/2034	13,950	17,281
9.250% due 04/23/2019	23,400	29,220

Georgia-Pacific LLC
5.400% due 11/01/2020	6,600	6,520
8.250% due 05/01/2016	3,000	3,398
8.875% due 05/15/2031	2,350	2,849

Gerdau Holdings, Inc.
7.000% due 01/20/2020	7,000	7,787

Gerdau Trade, Inc.
5.750% due 01/30/2021	48,300	49,145

Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	20,000	19,206

GTL Trade Finance, Inc.
7.250% due 10/20/2017	9,500	10,735

Hess Corp.
6.000% due 01/15/2040	3,500	3,550

HJ Heinz Finance Co.
6.750% due 03/15/2032	5,025	5,702
7.125% due 08/01/2039	26,900	32,059

Home Depot, Inc.
5.400% due 09/15/2040	15,400	14,360

Hospira, Inc.
5.600% due 09/15/2040	900	863

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	2,750	2,965

International Paper Co.
8.700% due 06/15/2038	8,000	10,287

Juniper Networks, Inc.
5.950% due 03/15/2041	35,000	34,683

Kerr-McGee Corp.
7.875% due 09/15/2031	3,000	3,431

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan Energy Partners LP
5.800% due 03/15/2035		$8,742	$8,377
6.500% due 02/01/2037		6,219	6,380
6.500% due 09/01/2039		21,100	21,696
6.550% due 09/15/2040		26,800	27,746
6.950% due 01/15/2038		20,350	22,006
7.400% due 03/15/2031		500	562

Kraft Foods, Inc.
6.500% due 02/09/2040		86,767	92,987

Kroger Co.
5.400% due 07/15/2040		5,000	4,709
6.900% due 04/15/2038		5,000	5,653
7.500% due 04/01/2031		150	180

McKesson Corp.
6.000% due 03/01/2041		2,600	2,702

Meccanica Holdings USA
6.250% due 01/15/2040		4,300	3,978

Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		14,000	15,496

Nakilat, Inc.
6.067% due 12/31/2033		800	802

NBC Universal Media LLC
5.950% due 04/01/2041		51,400	49,423
6.400% due 04/30/2040		10,000	10,302

Newmont Mining Corp.
5.875% due 04/01/2035		395	401
6.250% due 10/01/2039		27,800	29,573

News America, Inc.
6.150% due 02/15/2041		45,600	45,372
6.650% due 11/15/2037		20,000	21,043
6.900% due 08/15/2039		5,229	5,696
7.750% due 12/01/2045		4,773	5,659

Noble Group Ltd.
6.750% due 01/29/2020		1,400	1,503

Nokia OYJ
6.625% due 05/15/2039		2,700	2,738

Norfolk Southern Corp.
7.250% due 02/15/2031		7,635	9,350

Northwest Airlines Pass-Through Trust
1.062% due 11/20/2015		7,599	7,181

Northwest Pipeline GP
6.050% due 06/15/2018		725	815

Novatek Finance Ltd.
6.604% due 02/03/2021		1,000	1,054

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		1,000	1,059

Oracle Corp.
5.375% due 07/15/2040		19,100	18,658

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	1,200	1,646
6.625% due 06/15/2035		$9,500	9,570

Petrobras International Finance Co.
5.750% due 01/20/2020		1,800	1,864
5.875% due 03/01/2018		4,900	5,210
6.875% due 01/20/2040		16,500	17,355
7.875% due 03/15/2019		24,800	29,213

Petro-Canada
5.950% due 05/15/2035		5,000	5,058

Petroleos Mexicanos
4.875% due 03/15/2015		2,400	2,568
5.500% due 01/21/2021		6,300	6,426
8.000% due 05/03/2019		12,400	14,954

Pfizer, Inc.
7.200% due 03/15/2039		23,000	28,566

Philip Morris International, Inc.
6.375% due 05/16/2038		9,085	10,246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Plains All American Pipeline LP
6.650% due 01/15/2037	$3,200	$3,394

Potash Corp. of Saskatchewan, Inc.
5.625% due 12/01/2040	22,000	22,080

PPG Industries, Inc.
5.500% due 11/15/2040	3,400	3,324

Pride International, Inc.
6.875% due 08/15/2020	6,800	7,743
7.875% due 08/15/2040	46,500	56,091
8.500% due 06/15/2019	3,038	3,767

Rio Tinto Alcan, Inc.
7.250% due 03/15/2031	1,110	1,311

Rio Tinto Finance USA Ltd.
7.125% due 07/15/2028	5,998	7,250

Roche Holdings, Inc.
7.000% due 03/01/2039	2,000	2,443

Rockies Express Pipeline LLC
5.625% due 04/15/2020	5,000	4,972
6.875% due 04/15/2040	46,200	45,514
7.500% due 07/15/2038	25,390	26,778

Rohm and Haas Co.
7.850% due 07/15/2029	7,163	8,536

RZD Capital Ltd.
5.739% due 04/03/2017	14,000	14,643

Sealed Air Corp.
6.875% due 07/15/2033	2,000	1,995

Shell International Finance BV
5.500% due 03/25/2040	100	102

Southern Natural Gas Co.
8.000% due 03/01/2032	4,346	5,321

Suncor Energy, Inc.
6.500% due 06/15/2038	5,000	5,411

Target Corp.
6.500% due 10/15/2037	1,200	1,354
7.000% due 01/15/2038	18,650	22,093

TCI Communications, Inc.
7.875% due 02/15/2026	105	126

Teck Resources Ltd.
6.000% due 08/15/2040	16,600	16,762
6.125% due 10/01/2035	7,300	7,512

Telefonica Emisiones SAU
7.045% due 06/20/2036	19,100	20,758

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	5,500	6,135
7.625% due 04/01/2037	1,000	1,184
8.000% due 02/01/2016	400	484
8.375% due 06/15/2032	865	1,075

Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	5,000	5,466

Time Warner Cable, Inc.
6.750% due 06/15/2039	51,900	54,398
7.300% due 07/01/2038	6,700	7,435

Time Warner, Inc.
6.100% due 07/15/2040	26,100	25,612
6.200% due 03/15/2040	10,000	9,934
6.250% due 03/29/2041 (a)	13,000	12,949
6.500% due 11/15/2036	7,500	7,729
7.700% due 05/01/2032	21,000	24,541

TransCanada Pipelines Ltd.
6.200% due 10/15/2037	820	873
7.250% due 08/15/2038	2,000	2,395
7.625% due 01/15/2039	3,500	4,348

Transocean, Inc.
6.500% due 11/15/2020	10,600	11,695
6.800% due 03/15/2038	58,600	61,752

See Accompanying Notes	Annual Report	March 31, 2011	91

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 04/15/2018	$6,000	$6,857
7.500% due 04/15/2031	4,450	5,004

UAL Pass-Through Trust
9.750% due 01/15/2017	36,591	41,714
10.400% due 05/01/2018	8,027	9,190

UnitedHealth Group, Inc.
6.625% due 11/15/2037	2,600	2,827

Vale Overseas Ltd.
6.875% due 11/21/2036	30,950	33,010
6.875% due 11/10/2039	61,590	66,116
8.250% due 01/17/2034	11,300	13,806

Wal-Mart Stores, Inc.
6.200% due 04/15/2038	7,100	7,822
6.500% due 08/15/2037	40,236	45,951

Williams Cos., Inc.
7.500% due 01/15/2031	17,993	21,094
7.875% due 09/01/2021	1,481	1,844
8.750% due 03/15/2032	47,035	60,999

Williams Partners LP
6.300% due 04/15/2040	22,000	22,905

Xstrata Finance Canada Ltd.
6.900% due 11/15/2037	1,500	1,668

		3,114,628

UTILITIES 13.6%

AEP Texas Central Co.
6.650% due 02/15/2033	500	542

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	9,000	9,633
6.103% due 06/27/2012	2,200	2,315
8.700% due 08/07/2018	18,500	22,963

Appalachian Power Co.
6.375% due 04/01/2036	4,350	4,560
6.700% due 08/15/2037	2,100	2,308
7.000% due 04/01/2038	700	803

AT&T Corp.
8.000% due 11/15/2031	2,526	3,171

AT&T, Inc.
5.350% due 09/01/2040	105,108	94,400
6.300% due 01/15/2038	16,830	17,005
6.400% due 05/15/2038	15,400	15,762
6.450% due 06/15/2034	2,300	2,373
6.500% due 09/01/2037	17,272	17,942
6.550% due 02/15/2039	3,500	3,657

BellSouth Corp.
6.875% due 10/15/2031	4,200	4,579

British Telecommunications PLC
9.875% due 12/15/2030	10,000	13,859

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	3,500	3,938

Cleco Power LLC
6.000% due 12/01/2040	17,400	16,659

Cleveland Electric Illuminating Co.
5.950% due 12/15/2036	7,000	6,564

Consolidated Edison Co. of New York, Inc.
5.500% due 12/01/2039	2,900	2,921
5.700% due 06/15/2040	5,000	5,219
6.300% due 08/15/2037	4,000	4,503
6.750% due 04/01/2038	9,350	11,059

Constellation Energy Group, Inc.
7.600% due 04/01/2032	5,000	5,688

Crown Castle Towers LLC
6.113% due 01/15/2040	44,300	48,044

Dominion Resources, Inc.
5.950% due 06/15/2035	10,000	10,326

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EDF S.A.
5.600% due 01/27/2040	$300	$300
6.950% due 01/26/2039	17,750	20,689

Entergy Arkansas, Inc.
5.660% due 02/01/2025	4,000	4,070

Entergy Corp.
5.125% due 09/15/2020	8,500	8,301

Exelon Generation Co. LLC
6.250% due 10/01/2039	6,090	5,972

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	47,574	47,279

Florida Power Corp.
5.650% due 04/01/2040	6,800	6,948

France Telecom S.A.
8.500% due 03/01/2031	10,400	14,023

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	5,700	6,870

Idaho Power Co.
4.850% due 08/15/2040	9,000	8,098

Interstate Power & Light Co.
6.250% due 07/15/2039	5,000	5,459

Jersey Central Power & Light Co.
6.150% due 06/01/2037	6,200	6,621
7.350% due 02/01/2019	200	238

Kentucky Utilities Co.
5.125% due 11/01/2040	17,200	16,507

Koninklijke KPN NV
8.375% due 10/01/2030	15,590	20,155

MidAmerican Energy Co.
5.800% due 10/15/2036	3,000	3,123

MidAmerican Energy Holdings Co.
5.950% due 05/15/2037	1,500	1,551
6.125% due 04/01/2036	10,725	11,404
6.500% due 09/15/2037	19,500	21,620

NGPL PipeCo LLC
7.768% due 12/15/2037	61,605	66,343

Ohio Edison Co.
8.250% due 10/15/2038	1,000	1,285

Ohio Power Co.
6.375% due 07/15/2033	1,500	1,531

Oncor Electric Delivery Co. LLC
5.250% due 09/30/2040	15,100	13,876
7.250% due 01/15/2033	3,400	3,968
7.500% due 09/01/2038	4,615	5,541

Pacific Gas & Electric Co.
5.800% due 03/01/2037	8,000	8,108
6.050% due 03/01/2034	5,000	5,223
6.250% due 03/01/2039	8,900	9,477
6.350% due 02/15/2038	1,000	1,074

PSEG Power LLC
8.625% due 04/15/2031	5,800	7,284

Public Service Co. of Oklahoma
6.625% due 11/15/2037	5,450	6,017

Puget Sound Energy, Inc.
5.764% due 07/15/2040	8,800	8,943

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	1,843	1,922

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.832% due 09/30/2016	1,849	1,987
5.838% due 09/30/2027	16,700	16,801
6.332% due 09/30/2027	10,200	10,575
6.750% due 09/30/2019	3,000	3,382

Southern California Edison Co.
6.050% due 03/15/2039	4,630	5,062
6.650% due 04/01/2029	600	678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Power Co.
6.375% due 11/15/2036	$3,500	$3,556

Southwestern Electric Power Co.
6.200% due 03/15/2040	3,000	3,000

Southwestern Public Service Co.
6.000% due 10/01/2036	2,000	2,040

Telecom Italia Capital S.A.
7.200% due 07/18/2036	7,845	7,890
7.721% due 06/04/2038	14,350	15,236

TNK-BP Finance S.A.
6.250% due 02/02/2015	5,000	5,395
6.625% due 03/20/2017	14,200	15,263
7.250% due 02/02/2020	26,050	28,785
7.500% due 07/18/2016	8,950	10,069
7.875% due 03/13/2018	20,420	23,483

Toledo Edison Co.
6.150% due 05/15/2037	11,490	11,824

Verizon Communications, Inc.
6.000% due 04/01/2041	10,500	10,487
6.400% due 02/15/2038	14,500	15,230
6.900% due 04/15/2038	18,921	21,051
7.350% due 04/01/2039	11,874	13,874
8.950% due 03/01/2039	26,335	35,981

Verizon Global Funding Corp.
7.750% due 06/15/2032	1,165	1,408

Virginia Electric and Power Co.
8.875% due 11/15/2038	14,129	20,542

Vodafone Group PLC
6.150% due 02/27/2037	31,200	33,355
6.250% due 11/30/2032	2,400	2,557

		1,000,124

Total Corporate Bonds & Notes (Cost $6,140,945)		6,339,801

CONVERTIBLE BONDS & NOTES 0.2%

INDUSTRIALS 0.2%

Transocean, Inc.
1.500% due 12/15/2037	15,900	15,711

Total Convertible Bonds & Notes (Cost $14,516)		15,711

MUNICIPAL BONDS & NOTES 10.8%

ARIZONA 0.0%

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	3,000	3,030

CALIFORNIA 4.7%

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	8,800	8,853

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	28,545	28,649
7.043% due 04/01/2050	25,000	25,538

California State East Bay Municipal Utility District Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	12,500	12,405

California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	10,000	10,553
7.350% due 11/01/2039	1,000	1,061
7.500% due 04/01/2034	3,885	4,185
7.550% due 04/01/2039	3,995	4,347

92	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	$15,100	$16,526
7.700% due 11/01/2030	2,400	2,488
7.950% due 03/01/2036	27,000	28,879

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,500	4,486

California State Northern Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	9,550	9,690

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	8,700	8,724
7.804% due 03/01/2035	9,010	8,913

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	2,000	1,988

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	10,000	10,237

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	5,000	4,826

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	15,000	15,604

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	360	374
6.750% due 08/01/2049	29,460	31,025

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	5,000	4,857

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	1,500	1,425

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	17,085	17,912

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	7,500	7,364

Newport Beach, California Revenue Bonds, Series 2011
5.875% due 12/01/2030	2,000	2,050

Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	17,000	18,644

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
6.400% due 02/01/2044	10,000	10,260

Pasadena, California Public Financing Authority Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	10,000	10,009

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	7,100	7,049

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	2,000	2,029

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031	3,500	3,535
6.583% due 05/15/2049	6,600	6,509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	$10,000	$9,884
6.548% due 05/15/2048	500	491

University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	1,000	905

		342,274

DISTRICT OF COLUMBIA 0.0%

District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	4,000	3,914

FLORIDA 0.1%

Florida State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	7,400	7,525

GEORGIA 0.1%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,240	4,983
6.655% due 04/01/2057	3,780	3,558

		8,541

ILLINOIS 0.1%

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	900	837

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	375	359
7.350% due 07/01/2035	4,150	4,244

Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,800	2,903

		8,343

INDIANA 0.1%

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	5,000	5,050

IOWA 0.1%

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	3,800	3,991

MASSACHUSETTS 0.1%

University of Massachusetts Building Authority Revenue Bonds, (BABs), Series 2009
6.573% due 05/01/2039	7,000	7,005

MISSISSIPPI 0.0%

Mississippi State Development Bank Special Obligation Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,200	3,351

NEW JERSEY 0.6%

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	500	509

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,890	10,955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	$28,105	$30,252

		41,716

NEW YORK 2.1%

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	12,015	12,040
6.246% due 06/01/2035	11,200	11,203
6.271% due 12/01/2037	4,965	5,154
6.646% due 12/01/2031	20,000	20,742

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	1,750	1,661
5.790% due 06/15/2041	3,800	3,544
5.882% due 06/15/2044	10,000	9,959
6.011% due 06/15/2042	200	205
6.124% due 06/15/2042	12,300	11,891

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.467% due 05/01/2040	6,700	6,376
5.572% due 11/01/2038	14,000	13,580
5.932% due 11/01/2036	15,300	15,758

New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	1,935	1,818

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	5,800	5,631
6.814% due 11/15/2040	11,400	11,799

New York State Triborough Bridge & Tunnel Authority Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	17,500	15,855

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	4,570	4,575

		151,791

NORTH CAROLINA 0.0%

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	3,000	3,109

OHIO 1.0%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	18,700	16,201
6.053% due 02/15/2043	7,500	6,757
6.449% due 02/15/2044	1,000	930

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,050	1,167
8.084% due 02/15/2050	37,725	43,003

Ohio State American Municipal Power, Inc. Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,925	5,328

		73,386

PENNSYLVANIA 0.2%

Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	11,013

Pennsylvania State Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	3,000	2,952

See Accompanying Notes	Annual Report	March 31, 2011	93

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	$2,300	$2,226

		16,191

TENNESSEE 0.2%

Tennessee State School Bond Authority General Obligation Bonds, Series 2010
4.848% due 09/15/2027	12,000	11,296

TEXAS 1.3%

Cypress-Fairbanks, Texas Independent School District General Obligation Bonds, (BABs), Series 2009
6.629% due 02/15/2038	7,000	7,326

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
6.249% due 12/01/2034	1,200	1,217

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2010
5.022% due 12/01/2048	24,230	21,422

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,100	7,060

San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	1,500	1,499

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.718% due 02/01/2041	9,000	9,207
5.808% due 02/01/2041	1,800	1,782
6.308% due 02/01/2037	4,300	4,360

Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	3,575	3,613

Texas State General Obligation Bonds, (BABs), Series 2010
4.631% due 04/01/2033	14,800	13,535
4.681% due 04/01/2040	4,700	4,170

Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	20,500	20,168

		95,359

WASHINGTON 0.1%

Washington State Energy Northwest Revenue Bonds, (BABs), Series 2010
5.710% due 07/01/2024	5,400	5,730

Total Municipal Bonds & Notes (Cost $789,052)		791,602

U.S. GOVERNMENT AGENCIES 0.0%

Freddie Mac
0.220% due 05/04/2011	8	8

Total U.S. Government Agencies (Cost $8)		8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 1.1%

Treasury Inflation Protected Securities (d)
2.500% due 01/15/2029 (i)		$205	$233

U.S. Treasury Bonds
4.250% due 05/15/2039 (i)		26	25
4.250% due 11/15/2040 (h)		42,400	40,518
4.500% due 05/15/2038		28,500	28,567
4.500% due 08/15/2039 (i)		12,700	12,690

Total U.S. Treasury Obligations (Cost $82,993)			82,033

SOVEREIGN ISSUES 1.7%

Banco Nacional de Desenvolvimen to Economico e Social
5.500% due 07/12/2020		1,400	1,431

Brazil Government International Bond
5.625% due 01/07/2041		1,750	1,728
7.125% due 01/20/2037		10,800	12,825
8.250% due 01/20/2034		38,050	50,511
8.750% due 02/04/2025		1,000	1,355
10.250% due 01/10/2028	BRL	3,240	1,985

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012		2,454	1,480
10.000% due 01/01/2017		24,200	13,154

Export-Import Bank of Korea
8.125% due 01/21/2014		$2,000	2,293

Korea Development Bank
8.000% due 01/23/2014		2,000	2,282

Mexico Government International Bond
6.050% due 01/11/2040		1,720	1,780
6.750% due 09/27/2034		7,500	8,498
7.500% due 04/08/2033		11,600	14,262
8.300% due 08/15/2031		700	937

Qatar Government International Bond
6.400% due 01/20/2040		9,000	9,518

Total Sovereign Issues (Cost $116,070)			124,039

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%

American International Group, Inc. (b)		199	7

Total Common Stocks (Cost $8)			7

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

American International Group, Inc.
8.500% due 08/01/2011		4,799	21

Total Convertible Preferred Securities (Cost $33)			21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS 0.4%

Barclays Capital, Inc.
0.130% due 04/01/2011	$7,500	$7,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $7,662. Repurchase proceeds are $7,500.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	23,000	23,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2041 valued at $23,496. Repurchase proceeds are $23,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	198	198
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $205. Repurchase proceeds are $198.)

		30,698

U.S. TREASURY BILLS 0.5%
0.159% due 06/23/2011 - 09/15/2011 (c)(f)(g)(i)	34,279	34,263

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 3.1%
	22,592,015	226,327

Total Short-Term Instruments (Cost $291,284)		291,288

PURCHASED OPTIONS (k) 0.0%
(Cost $160)		27

Total Investments 104.0% (Cost $7,438,511)		$7,648,064

Written Options (l) (0.2%) (Premiums $12,021)		(15,301)

Other Assets and Liabilities (Net) (3.8%)		(280,202)

Net Assets 100.0%		$7,352,561

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-Issued security.
(b)	Non-income producing security.
(c)	Coupon represents a weighted average yield.
(d)	Principal amount of security is adjusted for inflation.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $22,077 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

94	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(g)	Securities with an aggregate market value of $510 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $97,659 at a weighted average interest rate of 0.198%. On March 31, 2011, securities valued at $38,225 were pledged as collateral for reverse repurchase agreements.
(i)	Securities with an aggregate market value of $13,046 and cash of $33 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Euribor December Futures	Long	12/2011	1,041	$(820)
90-Day Eurodollar December Futures	Long	12/2011	6,693	1,458
90-Day Eurodollar June Futures	Long	06/2012	1,137	33
90-Day Eurodollar March Futures	Long	03/2012	4,265	170
Australia Government 10-Year Bond June Futures	Long	06/2011	745	(189)

				$652

(j)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	BNP	1.000%	03/20/2021	2.178%	$	5,000	$(453)	$(436)	$(17)
Alcoa, Inc.	CITI	1.000%	03/20/2016	1.516%		2,200	(52)	(80)	28
Alcoa, Inc.	CITI	1.000%	03/20/2021	2.178%		2,800	(253)	(242)	(11)
Alcoa, Inc.	DUB	1.000%	03/20/2016	1.516%		3,100	(73)	(80)	7
Alcoa, Inc.	HSBC	1.000%	03/20/2016	1.516%		4,400	(104)	(225)	121
Alcoa, Inc.	MSC	1.000%	06/20/2015	1.222%		1,400	(12)	(155)	143
Alcoa, Inc.	MSC	1.000%	03/20/2016	1.516%		4,400	(104)	(231)	127
Alcoa, Inc.	UBS	1.000%	03/20/2016	1.516%		2,400	(57)	(79)	22
American International Group, Inc.	DUB	5.000%	12/20/2011	0.402%		5,000	176	(137)	313
ArcelorMittal	BCLY	1.000%	03/20/2016	2.082%		3,300	(161)	(180)	19
ArcelorMittal	BNP	1.000%	03/20/2016	2.082%		1,600	(78)	(70)	(8)
ArcelorMittal	BOA	1.000%	03/20/2016	2.082%		6,200	(302)	(245)	(57)
ArcelorMittal	CSFB	1.000%	03/20/2016	2.082%		7,000	(342)	(355)	13
ArcelorMittal	GSC	1.000%	03/20/2016	2.082%		12,000	(585)	(516)	(69)
ArcelorMittal	HSBC	1.000%	03/20/2016	2.082%		1,000	(49)	(44)	(5)
ArcelorMittal	JPM	1.000%	03/20/2016	2.082%		400	(20)	(16)	(4)
ArcelorMittal	MSC	1.000%	03/20/2016	2.082%		6,400	(312)	(392)	80
Australia Government Bond	UBS	1.000%	09/20/2015	0.456%		5,500	131	140	(9)
BHP Billiton Finance USA Ltd.	CSFB	1.000%	09/20/2015	0.630%		1,600	26	(9)	35
BHP Billiton Finance USA Ltd.	CSFB	1.000%	12/20/2015	0.657%		200	3	1	2
BHP Billiton Finance USA Ltd.	DUB	1.000%	09/20/2015	0.630%		16,100	261	(81)	342
BHP Billiton Finance USA Ltd.	JPM	1.000%	09/20/2015	0.630%		4,700	77	(43)	120
BHP Billiton Finance USA Ltd.	MSC	1.000%	09/20/2015	0.630%		7,800	127	(25)	152
BHP Billiton Finance USA Ltd.	MSC	1.000%	12/20/2015	0.657%		5,700	90	14	76
BHP Billiton Finance USA Ltd.	RBS	1.000%	09/20/2015	0.630%		1,500	24	(4)	28
BMW U.S. Capital LLC	BCLY	1.000%	09/20/2015	0.647%		3,900	61	0	61
BMW U.S. Capital LLC	CITI	1.000%	09/20/2015	0.647%		8,200	127	12	115
BNP Paribas	BCLY	3.000%	03/20/2016	1.718%	EUR	13,800	1,159	497	662
BNP Paribas	MSC	1.000%	03/20/2016	1.718%		1,800	(83)	(166)	83
BNP Paribas	UBS	1.000%	03/20/2016	1.718%		3,900	(178)	(295)	117
BP Capital Markets America, Inc.	BCLY	1.000%	06/20/2015	0.655%	$	13,500	194	32	162
BP Capital Markets America, Inc.	BOA	1.000%	06/20/2015	0.655%		3,000	43	21	22
BP Capital Markets America, Inc.	DUB	1.000%	03/20/2016	0.766%		1,500	17	3	14
BP Capital Markets America, Inc.	GSC	1.000%	06/20/2015	0.655%		5,000	72	12	60
BP Capital Markets America, Inc.	GSC	1.000%	03/20/2016	0.766%		2,500	29	5	24
BP Capital Markets America, Inc.	JPM	1.000%	09/20/2012	0.261%		2,700	31	(46)	77
BP Capital Markets America, Inc.	JPM	1.000%	06/20/2015	0.655%		2,600	37	5	32
BP Capital Markets America, Inc.	JPM	1.000%	03/20/2016	0.766%		19,200	218	137	81
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%		7,500	(1)	(64)	63
Brazil Government International Bond	BOA	1.000%	12/20/2015	1.047%		14,700	(27)	(124)	97
Brazil Government International Bond	CITI	1.000%	06/20/2015	0.966%		5,000	8	(97)	105
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%		39,800	(139)	(275)	136
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%		3,500	(6)	(33)	27
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%		3,400	0	(34)	34
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%		25,000	(88)	(153)	65
Brazil Government International Bond	JPM	1.000%	12/20/2014	0.908%		2,800	10	(25)	35
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%		8,500	(1)	(81)	80
Brazil Government International Bond	JPM	1.000%	12/20/2015	1.047%		6,100	(11)	(45)	34
Brazil Government International Bond	UBS	1.000%	06/20/2015	0.966%		2,000	3	(24)	27
Canadian Natural Resources Ltd.	GSC	1.000%	12/20/2015	0.771%		6,000	64	18	46
Canadian Natural Resources Ltd.	HSBC	1.000%	09/20/2015	0.736%		5,100	59	(17)	76
Canadian Natural Resources Ltd.	JPM	1.000%	09/20/2015	0.736%		5,100	59	(17)	76
Canadian Natural Resources Ltd.	MSC	1.000%	12/20/2015	0.771%		3,600	38	12	26
Caterpillar, Inc.	BNP	1.000%	03/20/2016	0.660%		9,200	151	126	25

See Accompanying Notes	Annual Report	March 31, 2011	95

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Caterpillar, Inc.	BOA	1.000%	03/20/2016	0.660%	$	12,500	$205	$173	$32
Caterpillar, Inc.	JPM	1.000%	03/20/2016	0.660%		5,200	85	71	14
China Government International Bond	DUB	1.000%	12/20/2015	0.647%		10,000	163	175	(12)
China Government International Bond	HSBC	1.000%	06/20/2015	0.578%		6,700	118	124	(6)
China Government International Bond	HSBC	1.000%	09/20/2015	0.615%		4,500	76	58	18
China Government International Bond	JPM	0.820%	12/20/2014	0.522%		12,000	133	0	133
China Government International Bond	JPM	1.000%	09/20/2015	0.615%		3,000	51	29	22
China Government International Bond	MSC	1.000%	06/20/2015	0.578%		17,000	299	298	1
China Government International Bond	RBS	0.750%	12/20/2014	0.522%		4,000	34	0	34
Citigroup, Inc.	GSC	1.000%	06/20/2011	0.218%		5,000	10	3	7
Codelco, Inc.	BCLY	1.000%	03/20/2012	0.295%		4,000	29	11	18
Comcast Corp.	RBS	1.000%	12/20/2015	0.863%		1,200	8	0	8
Credit Agricole S.A.	BCLY	1.000%	03/20/2016	1.271%	EUR	11,300	(193)	(575)	382
Credit Agricole S.A.	BCLY	3.000%	03/20/2016	2.722%		7,700	144	(395)	539
Daimler Finance North America LLC	BCLY	1.000%	03/20/2016	0.896%	$	6,400	33	36	(3)
Daimler Finance North America LLC	CSFB	1.000%	03/20/2016	0.896%		11,600	60	62	(2)
Daimler Finance North America LLC	JPM	1.000%	03/20/2016	0.896%		3,900	21	23	(2)
E.ON International Finance BV	HSBC	1.000%	03/20/2016	0.755%		1,000	12	11	1
Emirate of Abu Dhabi	BCLY	1.000%	09/20/2015	1.000%		5,000	2	(23)	25
Emirate of Abu Dhabi	BCLY	1.000%	12/20/2015	1.036%		1,700	(2)	(7)	5
Emirate of Abu Dhabi	CITI	1.000%	12/20/2015	1.036%		5,000	(6)	(32)	26
Emirate of Abu Dhabi	DUB	1.000%	12/20/2015	1.036%		1,800	(3)	(4)	1
Emirate of Abu Dhabi	HSBC	1.000%	09/20/2015	1.000%		2,000	0	(8)	8
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	1.036%		1,300	(1)	5	(6)
Emirate of Abu Dhabi	MSC	1.000%	09/20/2015	1.000%		1,600	0	(8)	8
Emirate of Abu Dhabi	RBS	1.000%	06/20/2015	0.961%		10,000	19	(53)	72
Emirate of Abu Dhabi	RBS	1.000%	09/20/2015	1.000%		3,000	1	(14)	15
Emirate of Abu Dhabi	RBS	1.000%	12/20/2015	1.036%		2,000	(2)	8	(10)
France Government Bond	BCLY	0.250%	03/20/2016	0.724%		4,100	(92)	(162)	70
France Government Bond	CITI	0.250%	03/20/2016	0.724%		12,700	(284)	(510)	226
France Government Bond	GSC	0.250%	03/20/2016	0.724%		27,100	(607)	(1,072)	465
Freeport-McMoRan Copper & Gold, Inc.	RBS	1.000%	03/20/2016	1.159%		12,500	(89)	(48)	(41)
Gazprom Via Gaz Capital S.A.	HSBC	1.000%	03/20/2012	0.646%		19,800	75	(36)	111
Gazprom Via Gazprom International S.A.	MSC	1.000%	03/20/2012	0.646%		4,100	16	0	16
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%		14,400	(47)	(420)	373
General Electric Capital Corp.	CITI	1.000%	09/20/2019	1.373%		1,000	(27)	(102)	75
General Electric Capital Corp.	GSC	1.000%	06/20/2011	0.322%		10,000	19	(12)	31
General Electric Capital Corp.	GSC	1.000%	12/20/2011	0.322%		1,100	6	0	6
General Electric Capital Corp.	UBS	1.000%	12/20/2011	0.322%		24,800	131	30	101
Groupe Danone	DUB	1.000%	03/20/2016	0.714%		2,100	29	34	(5)
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	6,600	12	0	12
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%	$	600	1	(6)	7
Japan Government International Bond	GSC	1.000%	06/20/2015	0.841%		12,500	85	227	(142)
Japan Government International Bond	GSC	1.000%	09/20/2015	0.887%		8,000	41	118	(77)
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		12,300	24	(127)	151
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		500	1	(6)	7
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%		2,000	4	(25)	29
MetLife, Inc.	BOA	1.000%	12/20/2015	1.432%		36,700	(692)	(1,905)	1,213
MetLife, Inc.	BOA	1.000%	03/20/2016	1.487%		2,600	(58)	(78)	20
MetLife, Inc.	BOA	1.000%	06/20/2021	1.801%		25,000	(1,583)	(1,593)	10
MetLife, Inc.	CITI	1.000%	03/20/2016	1.487%		3,400	(76)	(70)	(6)
MetLife, Inc.	DUB	1.000%	12/20/2014	1.164%		15,000	(84)	(840)	756
MetLife, Inc.	DUB	1.000%	03/20/2016	1.487%		1,600	(36)	(39)	3
MetLife, Inc.	DUB	5.000%	09/20/2019	1.752%		1,100	252	134	118
MetLife, Inc.	GSC	1.000%	03/20/2015	1.236%		2,100	(18)	(118)	100
MetLife, Inc.	GSC	1.000%	12/20/2015	1.432%		16,600	(313)	(758)	445
MetLife, Inc.	JPM	1.000%	12/20/2015	1.432%		4,300	(81)	(192)	111
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%		1,400	(31)	(33)	2
MetLife, Inc.	UBS	1.000%	12/20/2015	1.432%		7,500	(141)	(370)	229
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%		3,800	9	(48)	57
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%		4,200	3	(66)	69
Mexico Government International Bond	DUB	1.000%	12/20/2014	0.859%		2,500	14	(49)	63
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.956%		6,000	14	(60)	74
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%		23,000	(16)	(76)	60
Mexico Government International Bond	JPM	1.000%	06/20/2015	0.918%		800	3	0	3
Mexico Government International Bond	MSC	1.000%	03/20/2016	1.021%		27,000	(18)	(89)	71
Morgan Stanley	CITI	1.000%	06/20/2011	0.290%		800	1	0	1
National Bank of Abu Dhabi PJSC	BCLY	1.000%	03/20/2012	0.795%		3,500	8	11	(3)
National Bank of Abu Dhabi PJSC	GSC	1.000%	03/20/2012	0.795%		4,900	11	6	5
Pacific Gas & Electric Co.	BCLY	3.650%	03/20/2014	0.817%		800	67	0	67
Petrobras International Finance Co.	DUB	1.000%	03/20/2012	0.620%		1,300	5	2	3
Petrobras International Finance Co.	DUB	1.000%	09/20/2012	0.776%		11,000	40	(136)	176
Petrobras International Finance Co.	HSBC	1.000%	12/20/2013	1.019%		8,800	(1)	(27)	26
Petrobras International Finance Co.	MSC	1.000%	09/20/2012	0.776%		1,200	4	(8)	12
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%		5,000	15	(28)	43

96	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1) (Cont.)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (2)	Notional Amount (3)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Petrobras International Finance Co.	MSC	1.000%	09/20/2015	1.285%	$	1,900	$(23)	$(61)	$38
Potash Corp. of Saskatchewan, Inc.	BOA	1.000%	12/20/2015	0.542%		1,600	34	(4)	38
Potash Corp. of Saskatchewan, Inc.	CITI	1.000%	12/20/2015	0.542%		5,000	105	(37)	142
Potash Corp. of Saskatchewan, Inc.	CSFB	1.000%	12/20/2015	0.542%		2,500	53	(18)	71
Potash Corp. of Saskatchewan, Inc.	DUB	1.000%	12/20/2015	0.542%		3,100	65	(11)	76
Prudential Financial, Inc.	BNP	1.000%	12/20/2011	0.371%		1,400	7	(3)	10
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	1.425%		7,100	(130)	(260)	130
Rio Tinto Finance USA Ltd.	BCLY	1.000%	09/20/2015	0.782%		1,900	18	(4)	22
Russia Government International Bond	CITI	1.000%	06/20/2015	1.112%		9,500	(40)	(135)	95
Russia Government International Bond	CITI	1.000%	03/20/2016	1.246%		21,900	(246)	(236)	(10)
Russia Government International Bond	HSBC	1.000%	03/20/2016	1.246%		14,600	(164)	(199)	35
Russia Government International Bond	MSC	1.000%	12/20/2014	1.043%		1,500	(2)	(56)	54
Russia Government International Bond	RBS	1.000%	03/20/2016	1.246%		22,000	(247)	(227)	(20)
Russia Government International Bond	UBS	1.000%	06/20/2015	1.112%		10,000	(42)	(152)	110
RZD Capital Ltd.	MSC	1.000%	03/20/2016	1.953%		300	(13)	(16)	3
RZD Capital Ltd.	RBS	1.000%	03/20/2016	1.953%		400	(17)	(21)	4
Shell International Finance BV	BCLY	1.000%	09/20/2015	0.530%		32,700	674	377	297
Shell International Finance BV	CSFB	1.000%	12/20/2015	0.559%		2,400	49	41	8
Shell International Finance BV	DUB	1.000%	09/20/2015	0.530%		13,700	283	157	126
Shell International Finance BV	JPM	1.000%	03/20/2016	0.585%		14,000	281	269	12
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		1,000	23	(45)	68
SLM Corp.	JPM	5.000%	09/20/2011	0.427%		400	9	(3)	12
SLM Corp.	MSC	5.000%	09/20/2011	0.427%		5,000	117	(400)	517
South Korea Government Bond	BCLY	1.000%	09/20/2015	0.879%		3,000	16	(19)	35
South Korea Government Bond	CSFB	0.930%	12/20/2014	0.773%		1,000	6	0	6
South Korea Government Bond	CSFB	1.000%	12/20/2015	0.920%		5,000	19	59	(40)
South Korea Government Bond	DUB	0.920%	12/20/2014	0.773%		2,200	12	0	12
South Korea Government Bond	DUB	1.000%	06/20/2015	0.834%		7,500	53	79	(26)
South Korea Government Bond	JPM	0.930%	12/20/2014	0.773%		800	5	0	5
South Korea Government Bond	JPM	1.000%	09/20/2015	0.879%		1,600	9	(6)	15
South Korea Government Bond	JPM	1.000%	12/20/2015	0.920%		13,900	54	(10)	64
South Korea Government Bond	UBS	1.000%	09/20/2011	0.361%		3,000	10	11	(1)
South Korea Government Bond	UBS	1.000%	09/20/2015	0.879%		9,400	52	(31)	83
South Korea Government Bond	UBS	1.000%	12/20/2015	0.920%		6,800	27	64	(37)
Spain Government International Bond	BNP	1.000%	03/20/2016	2.308%		5,000	(290)	(309)	19
Spain Government International Bond	DUB	1.000%	03/20/2016	2.308%		5,100	(296)	(312)	16
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		13,000	(753)	(797)	44
Spain Government International Bond	HSBC	1.000%	03/20/2016	2.308%		7,500	(434)	(456)	22
Teck Resources Ltd.	BCLY	1.000%	12/20/2015	1.063%		3,600	(10)	(54)	44
Telefonica Emisiones S.A.U.	DUB	1.000%	12/20/2015	1.281%		4,400	(54)	(102)	48
Tesco PLC	HSBC	1.000%	03/20/2016	0.809%		4,100	38	52	(14)
TNK-BP Finance S.A.	HSBC	1.000%	03/20/2012	0.750%		7,100	(9)	(13)	4
Total Capital S.A.	CITI	1.000%	09/20/2015	0.460%		10,000	237	144	93
Total Capital S.A.	GSC	1.000%	09/20/2015	0.460%		1,500	35	22	13
Total Capital S.A.	JPM	1.000%	09/20/2015	0.460%		7,300	173	101	72
Total Capital S.A.	MSC	1.000%	09/20/2015	0.460%		7,500	177	111	66
Toyota Motor Corp.	BCLY	1.000%	03/20/2015	0.670%		2,000	27	10	17
Toyota Motor Corp.	BOA	1.000%	03/20/2015	0.670%		5,500	71	13	58
Toyota Motor Credit Corp.	HSBC	1.000%	06/20/2016	1.150%		5,000	(36)	(36)	0
Transocean, Inc.	CSFB	5.000%	03/20/2012	0.308%		1,500	72	5	67
Transocean, Inc.	CSFB	5.000%	09/20/2012	0.431%		1,400	98	(17)	115
Transocean, Inc.	DUB	5.000%	03/20/2012	0.308%		3,600	171	14	157
United Kingdom Gilt	BNP	1.000%	09/20/2015	0.483%		800	18	12	6
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		3,000	68	33	35
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		15,000	339	222	117
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		2,600	58	19	39
Xstrata Finance Canada Ltd.	BCLY	1.000%	03/20/2016	1.296%	EUR	3,600	(68)	(90)	22
Xstrata Finance Canada Ltd.	MSC	1.000%	03/20/2016	1.296%		5,900	(110)	(143)	33

							$(1,725)	$(15,153)	$13,428

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.IG-16 5-Year Index	BOA	1.000%	06/20/2016	$	58,000	$131	$156	$(25)
CDX.IG-16 5-Year Index	DUB	1.000%	06/20/2016		32,900	74	68	6
CDX.IG-16 5-Year Index	MSC	1.000%	06/20/2016		120,400	273	295	(22)

						$478	$519	$(41)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	Annual Report	March 31, 2011	97

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Pay	3-Month USD-LIBOR	1.700%	12/15/2015	CITI	$53,400	$ (1,316)	$(160)	$(1,156)
Pay	3-Month USD-LIBOR	1.950%	12/15/2015	BOA	62,500	(790)	(109)	(681)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	CITI	23,000	(125)	(108)	(17)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	JPM	32,300	(176)	(149)	(27)
Pay	3-Month USD-LIBOR	2.100%	12/15/2015	MSC	176,900	(962)	(767)	(195)
Pay	3-Month USD-LIBOR	2.750%	12/15/2020	DUB	21,700	(1,279)	(174)	(1,105)

						$ (4,648)	$(1,467)	$(3,181)

(k)	Purchased options outstanding on March 31, 2011:

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
Put - OTC iTraxx Europe 14 5-Year Index	UBS	Buy	1.300%	06/15/2011	EUR	13,600	$160	$27

(l)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	487	$212	$(268)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	487	228	(114)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	963	759	(728)

				$1,199	$(1,110)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	456,300	$3,668	$(6,661)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		51,600	462	(661)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		12,900	144	(165)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		43,200	423	(673)

								$4,697	$(8,160)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	65,900	$204	$(115)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		95,900	311	(98)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011		25,000	78	(43)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		36,900	131	(38)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011		95,300	314	(166)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011		95,300	295	(97)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		5,000	15	(9)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		5,000	18	(5)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		39,900	156	(92)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		39,900	184	(116)
Call - OTC CDX.IG-15 5-Year Index	JPM	Buy	0.800%	06/15/2011		11,100	21	(19)
Put - OTC CDX.IG-15 5-Year Index	JPM	Sell	1.200%	06/15/2011		11,100	21	(11)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	05/18/2011		1,700	4	(2)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.500%	05/18/2011		1,700	9	0
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		75,000	232	(130)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		75,000	225	(76)
Call - OTC CDX.IG-15 5-Year Index	UBS	Buy	0.800%	06/15/2011		30,000	84	(52)
Put - OTC CDX.IG-16 5-Year Index	MSC	Sell	1.300%	09/21/2011		13,500	61	(54)
Put - OTC iTraxx Europe 14 5-Year Index	BNP	Sell	1.500%	09/21/2011	EUR	60,300	414	(252)
Put - OTC iTraxx Europe 14 5-Year Index	UBS	Sell	1.800%	06/15/2011		27,100	160	(7)

							$2,937	$ (1,382)

98	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Straddle Options

Description	Counterparty	Exercise Level (5)	Expiration Date	Notional Amount		Premium (5)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$	37,200	$197	$(312)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011		30,300	154	(254)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011		128,400	1,436	(2,270)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011		89,200	970	(1,573)

						$2,757	$(4,409)

(5)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$21,500	$178	$(120)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	19,600	253	(120)

						$431	$(240)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	692	$1,095,200	EUR	0	$7,208
Sales	7,929	3,989,300		885,100	28,022
Closing Buys	(5,444)	(1,645,000)		(397,700)	(11,106)
Expirations	(692)	(964,700)		(400,000)	(8,106)
Exercised	(548)	(861,400)		0	(3,997)

Balance at 03/31/2011	1,937	$1,613,400	EUR	87,400	$12,021

(m)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
SLM Corp.	4.280%	01/26/2015	08/03/2010	$1,601	$1,782	0.02%

(n)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	902	04/2011	BCLY	$0	$(45)	$(45)
Buy		279	04/2011	BOA	11	0	11
Sell		644	04/2011	BOA	0	(19)	(19)
Buy		1,800	04/2011	CITI	82	0	82
Sell		644	04/2011	CITI	0	(25)	(25)
Buy		3,460	04/2011	RBS	170	0	170
Sell		600	04/2011	UBS	1	0	1
Sell	BRL	11,523	04/2011	BCLY	0	(266)	(266)
Buy		11,523	04/2011	CITI	162	0	162
Sell		11,523	06/2011	CITI	0	(170)	(170)
Sell	EUR	1,745	04/2011	BOA	0	(121)	(121)
Buy		1,000	04/2011	CITI	19	0	19
Sell		36,229	04/2011	CITI	0	(1,795)	(1,795)
Buy		998	04/2011	DUB	16	0	16
Sell		6,143	04/2011	MSC	0	(162)	(162)
Buy		446	04/2011	RBC	0	0	0
Sell		30,184	04/2011	UBS	10	(1,788)	(1,778)
Sell	GBP	13,761	06/2011	BOA	35	0	35
Sell		3,870	06/2011	UBS	14	0	14
Sell	HKD	12,094	04/2011	HSBC	1	0	1
Buy	MXN	29,795	07/2011	HSBC	84	0	84

					$605	$(4,391)	$(3,786)

See Accompanying Notes	Annual Report	March 31, 2011	99

Schedule of Investments PIMCO Long Duration Corporate Bond Portfolio (Cont.)

(o)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$3,527	$0	$3,527
Corporate Bonds & Notes
Banking & Finance	37,127	2,187,922	0	2,225,049
Industrials	21,887	2,964,868	127,873	3,114,628
Utilities	0	1,000,124	0	1,000,124
Convertible Bonds & Notes
Industrials	0	15,711	0	15,711
Municipal Bonds & Notes
Arizona	0	3,030	0	3,030
California	0	342,274	0	342,274
District of Columbia	0	3,914	0	3,914
Florida	0	7,525	0	7,525
Georgia	0	8,541	0	8,541
Illinois	0	8,343	0	8,343
Indiana	0	5,050	0	5,050
Iowa	0	3,991	0	3,991
Massachusetts	0	7,005	0	7,005
Mississippi	0	3,351	0	3,351
New Jersey	0	41,716	0	41,716
New York	0	151,791	0	151,791
North Carolina	0	3,109	0	3,109
Ohio	0	73,386	0	73,386
Pennsylvania	0	16,191	0	16,191
Tennessee	0	11,296	0	11,296
Texas	0	95,359	0	95,359
Washington	0	5,730	0	5,730
U.S. Government Agencies	0	8	0	8
U.S. Treasury Obligations	0	82,033	0	82,033

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Sovereign Issues	$0	$124,039	$0	$124,039
Common Stocks
Financials	7	0	0	7
Convertible Preferred Securities
Banking & Finance	21	0	0	21
Short-Term Instruments
Repurchase Agreements	0	30,698	0	30,698
U.S. Treasury Bills	0	34,263	0	34,263
PIMCO Short-Term Floating NAV Portfolio	226,327	0	0	226,327
Purchased Options
Credit Contracts	0	27	0	27
	$285,369	$7,234,822	$127,873	$7,648,064

Financial Derivative Instruments (7) - Assets
Credit Contracts	0	14,066	11	14,077
Foreign Exchange Contracts	0	605	0	605
Interest Rate Contracts	1,661	0	0	1,661
	$1,661	$14,671	$11	$16,343

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,072)	0	(2,072)
Foreign Exchange Contracts	0	(4,391)	0	(4,391)
Interest Rate Contracts	(1,009)	(12,451)	(4,649)	(18,109)
	$(1,009)	$(18,914)	$(4,649)	$(24,572)

Totals	$286,021	$7,230,579	$123,235	$7,639,835

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$23,702	$(227)	$(44)	$(20)	$110	$104,352	$0	$127,873	$110

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$0	$0	$0	$0	$11	$0	$0	$11	$11

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(177)	$0	$(3,010)	$0	$0	$(1,462)	$0	$0	$(4,649)	$(1,462)

Totals	$(177)	$23,702	$(3,237)	$(44)	$(20)	$(1,341)	$104,352	$0	$123,235	$(1,341)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

100	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(p)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$27	$0	$0	$0	$27
Variation margin receivable (2)	0	0	0	0	1,351	1,351
Unrealized appreciation on foreign currency contracts	0	0	0	605	0	605
Unrealized appreciation on swap agreements	0	14,077	0	0	0	14,077

	$0	$14,104	$0	$605	$1,351	$16,060

Liabilities:
Written options outstanding	$0	$1,382	$0	$0	$13,919	$15,301
Variation margin payable (2)	0	0	0	0	176	176
Unrealized depreciation on foreign currency contracts	0	0	0	4,391	0	4,391
Unrealized depreciation on swap agreements	0	690	0	0	3,181	3,871

	$0	$2,072	$0	$4,391	$17,276	$23,739

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$15,221	$0	$0	$11,852	$27,073
Net realized (loss) on foreign currency transactions	0	0	0	(1,377)	0	(1,377)

	$0	$15,221	$0	$(1,377)	$11,852	$25,696

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on investments (purchased options)	$0	$(133)	$0	$0	$0	$(133)
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	0	11,682	0	0	(14,601)	(2,919)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(3,961)	0	(3,961)

	$0	$11,549	$0	$(3,961)	$(14,601)	$(7,013)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $652 as reported in the Notes to Schedule of Investments.

(q)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$732	$(880)	$(148)
BNP	(978)	950	(28)
BOA	(3,371)	1,872	(1,499)
CITI	(4,030)	3,885	(145)
CSFB	(178)	0	(178)
DUB	(271)	0	(271)
GSC	(2,192)	2,350	158
HSBC	(438)	0	(438)
JPM	991	(1,079)	(88)
MSC	(4,688)	3,906	(782)
RBC	0	60	60
RBS	(7,433)	7,138	(295)
UBS	(1,989)	1,919	(70)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	101

Schedule of Investments PIMCO Mortgage Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%

CVS Pass-Through Trust
6.036% due 12/10/2028	$1,788	$1,846

Total Corporate Bonds & Notes (Cost $1,787)		1,846

MUNICIPAL BONDS & NOTES 0.0%

TEXAS 0.0%

Ennis, Texas Economic Development Corp. Revenue Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2034	7,990	646

Total Municipal Bonds & Notes (Cost $1,300)		646

U.S. GOVERNMENT AGENCIES 118.4%

Fannie Mae
0.000% due 08/25/2022 (c)	11	10
0.310% due 12/25/2036 - 07/25/2037	4,565	4,492
0.390% due 04/25/2035	1,985	1,968
0.400% due 10/25/2035	6,136	6,011
0.450% due 03/25/2035 - 10/27/2037	48,506	48,200
0.468% due 09/26/2033	30	28
0.470% due 07/25/2032	395	386
0.509% due 06/25/2032	5	5
0.530% due 10/25/2033	1	1
0.550% due 12/25/2028	41	41
0.610% due 02/25/2033	48	47
0.650% due 02/25/2028 - 06/25/2032	1,423	1,417
0.654% due 04/18/2028	92	92
0.660% due 04/25/2036	1,624	1,626
0.704% due 10/18/2030	85	85
0.720% due 12/25/2040	45,725	45,797
0.730% due 12/25/2040	105,866	106,006
0.750% due 03/25/2017 - 01/25/2041	242,252	242,899
0.781% due 09/18/2027	211	212
0.830% due 08/25/2037	22,816	22,921
0.831% due 06/25/2018	3	3
0.850% due 05/25/2036	2,488	2,487
0.900% due 09/25/2023	106	107
1.150% due 04/25/2032 - 04/25/2037	26,459	26,801
1.181% due 04/25/2021	1	1
1.381% due 05/25/2023	55	56
1.518% due 08/01/2042 - 10/01/2044	6,153	6,140
1.581% due 11/25/2021	30	31
1.718% due 10/01/2030 - 12/01/2040	754	766
1.752% due 03/01/2035	672	681
2.087% due 09/01/2035	982	1,025
2.202% due 02/01/2035	895	927
2.233% due 05/01/2035	320	331
2.250% due 04/01/2033	117	121
2.264% due 01/01/2030	38	39
2.296% due 06/01/2023	28	28
2.305% due 04/01/2022	60	62
2.320% due 11/01/2035	1,151	1,179
2.325% due 11/01/2026	107	111
2.329% due 01/01/2035	489	513
2.348% due 02/01/2026	11	12
2.353% due 03/01/2025	20	20
2.355% due 04/01/2030	8	8
2.365% due 03/01/2035	421	440
2.385% due 02/01/2034	304	318
2.395% due 09/01/2028	3	3
2.403% due 02/01/2032	962	1,004
2.410% due 11/01/2035	49	51
2.422% due 11/01/2025	67	70

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.432% due 10/01/2028	$73	$76
2.442% due 12/01/2031	17	17
2.456% due 03/01/2024	32	32
2.487% due 12/01/2035	159	166
2.504% due 11/01/2025	141	149
2.509% due 02/01/2027	85	90
2.515% due 05/01/2029	17	17
2.526% due 08/01/2029	70	73
2.527% due 07/01/2032	73	73
2.539% due 09/01/2031	40	42
2.543% due 06/01/2035	96	101
2.545% due 06/01/2019	5	6
2.550% due 04/01/2030 - 02/01/2035	243	254
2.558% due 05/25/2035	655	674
2.563% due 05/01/2027	129	136
2.566% due 07/01/2024	3	4
2.580% due 04/01/2030 - 11/01/2031	92	94
2.616% due 09/01/2035	2,293	2,386
2.619% due 05/01/2026 - 06/01/2032	340	356
2.625% due 06/01/2026	9	9
2.630% due 02/01/2029	2	2
2.631% due 03/01/2030	333	336
2.641% due 06/01/2035	7,115	7,457
2.645% due 07/01/2030	26	27
2.652% due 09/01/2030	23	24
2.695% due 07/01/2034	413	435
2.735% due 12/01/2029	4	4
2.736% due 08/01/2035	423	445
2.747% due 05/01/2036	270	280
2.750% due 07/01/2017 - 04/01/2035	243	256
2.758% due 10/01/2016 - 10/01/2031	159	161
2.759% due 09/01/2017	232	235
2.782% due 12/01/2027	30	31
2.814% due 07/01/2035	514	540
2.820% due 03/01/2017 - 02/01/2018	17	17
2.821% due 10/01/2023	22	22
2.825% due 07/01/2035	265	279
2.830% due 09/01/2023	65	67
2.845% due 02/01/2024	113	118
2.870% due 10/01/2035	298	313
2.875% due 07/01/2017	2	2
2.876% due 02/01/2021	63	64
2.883% due 07/01/2027	29	30
2.958% due 05/01/2019	144	146
2.997% due 04/01/2019	48	49
2.998% due 11/01/2017	14	14
3.025% due 05/01/2030	22	22
3.052% due 08/01/2024	3	3
3.097% due 05/01/2030	80	84
3.109% due 03/01/2018	6	6
3.125% due 06/01/2017 - 08/01/2023	54	55
3.187% due 12/01/2017	125	129
3.249% due 02/01/2017	170	176
3.361% due 02/01/2015	30	30
3.395% due 09/01/2030	24	24
3.500% due 08/01/2017 - 03/01/2041	319,654	314,403
3.503% due 11/01/2017	4	4
3.507% due 05/01/2036	2,819	2,860
3.513% due 08/01/2029	52	53
3.520% due 04/01/2032	6	6
3.532% due 09/01/2027	4	4
3.570% due 08/01/2026	27	28
3.730% due 10/01/2016	30	30
3.786% due 05/01/2036	27	27
3.802% due 06/01/2030	104	109
3.832% due 06/01/2029	14	15
3.875% due 06/01/2017	5	5
3.950% due 05/01/2036	20	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.000% due 06/01/2013 - 05/01/2041	$1,430,272	$1,413,248
4.049% due 05/01/2036	58	60
4.104% due 01/01/2026	17	18
4.122% due 02/01/2026	44	45
4.145% due 06/01/2029	26	27
4.305% due 04/01/2020	92	92
4.336% due 11/01/2028	607	622
4.375% due 08/01/2028	212	217
4.393% due 11/01/2028	344	353
4.438% due 02/01/2028	255	261
4.500% due 04/01/2018 - 04/01/2041	738,729	757,185
4.538% due 01/01/2028	14	14
4.645% due 02/01/2031	485	498
4.762% due 03/01/2035	243	252
4.770% due 09/01/2035	199	211
4.787% due 09/01/2034	127	132
4.790% due 11/01/2035	3,042	3,220
4.875% due 05/01/2019	11	11
4.959% due 01/01/2029	21	22
4.978% due 09/01/2034	593	619
4.981% due 07/01/2024	9	9
4.996% due 01/01/2024	6	6
5.000% due 01/01/2013 - 05/01/2041	605,185	635,417
5.003% due 05/01/2035	1,127	1,199
5.072% due 12/01/2030	503	520
5.158% due 10/01/2035	318	338
5.324% due 02/01/2031	216	218
5.327% due 02/01/2030	416	443
5.340% due 11/01/2035	468	500
5.453% due 02/01/2025	132	133
5.495% due 02/01/2031	169	180
5.500% due 04/01/2016 - 05/01/2041	546,078	586,919
5.514% due 09/01/2020	19	20
5.579% due 02/01/2036	502	538
5.700% due 08/01/2018	300	320
5.750% due 11/01/2024	2	2
5.800% due 11/01/2011	1,732	1,739
5.950% due 02/25/2044	22	22
6.000% due 08/01/2016 - 04/01/2041	413,340	451,808
6.250% due 12/25/2013	379	397
6.290% due 02/25/2029	1,500	1,691
6.300% due 06/25/2031 - 10/17/2038	5,378	6,017
6.350% due 06/25/2020	926	964
6.390% due 05/25/2036	16	16
6.410% due 08/01/2016	885	930
6.450% due 09/01/2016	3,251	3,383
6.500% due 10/01/2011 - 05/01/2041	269,343	302,289
6.589% due 10/25/2031	27	30
6.703% due 08/01/2028	1,301	1,388
6.850% due 12/18/2027	1,100	1,220
6.875% due 02/01/2018	77	77
6.990% due 01/01/2030	270	290
7.000% due 01/01/2013 - 06/01/2037	2,396	2,659
7.491% due 08/01/2014	4	5
7.500% due 12/01/2012 - 07/25/2041	2,517	2,844
7.730% due 01/01/2025	892	986
7.800% due 10/25/2022 - 06/25/2026	140	155
8.000% due 06/01/2015 - 08/01/2030	36	40
8.200% due 04/25/2025	50	57
8.500% due 11/01/2017	85	95
8.556% due 06/25/2032	162	168
8.750% due 11/25/2019 - 06/25/2021	141	161
9.000% due 04/01/2016 - 11/01/2025	91	104

102	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 05/25/2022 - 06/25/2022 (b)	$38	$8
9.500% due 11/25/2020 - 04/01/2025	290	335
510.000% due 09/25/2019 (b)	0	2
839.670% due 08/25/2020 (b)	0	1

Farmer Mac
6.771% due 01/25/2013	1,545	1,542
8.313% due 04/25/2030	758	752

FDIC Structured Sale Guaranteed Notes
0.761% due 11/29/2037	7,109	7,109

Federal Housing Administration
0.000% due 12/01/2018	649	649
6.875% due 12/01/2016	197	196
6.896% due 07/01/2020	239	236
6.997% due 09/01/2019	19	18
7.430% due 07/01/2018 - 07/01/2024	4,722	4,675
7.430% due 12/01/2018 (a)	87	86
7.450% due 05/01/2021	888	879
7.500% due 03/01/2032	3,552	3,534

Freddie Mac
0.220% due 05/04/2011 (f)	219	219
0.363% due 04/01/2011	93	93
0.405% due 08/15/2018 - 10/15/2020	21,560	21,535
0.455% due 03/15/2031 - 09/15/2035	836	834
0.485% due 02/15/2019	5,042	5,036
0.490% due 07/25/2031	43	38
0.500% due 05/25/2031	288	281
0.505% due 07/15/2034	87	86
0.530% due 09/25/2031	315	299
0.555% due 05/15/2036	194	193
0.605% due 12/15/2029 - 12/15/2030	1,601	1,601
0.655% due 03/15/2017 - 06/15/2018	2,326	2,331
0.705% due 08/15/2029 - 08/15/2032	28,180	28,206
0.725% due 11/15/2040	56,160	56,241
0.735% due 10/15/2040	94,903	95,049
0.755% due 02/15/2028 - 11/15/2040	78,695	78,976
0.762% due 03/15/2024 - 09/15/2026	490	490
0.795% due 10/15/2037	32,781	32,944
0.805% due 03/15/2032	5	5
0.812% due 05/15/2023	1	1
0.835% due 07/15/2037	5,942	5,969
0.855% due 08/15/2035	8,471	8,546
0.955% due 06/15/2036	3,353	3,354
1.205% due 04/15/2031	4,467	4,477
1.255% due 06/15/2031	299	304
1.455% due 07/15/2027	1,512	1,512
1.718% due 07/25/2044	19,776	19,629
1.750% due 01/01/2017 - 02/01/2017	7	7
1.851% due 10/01/2023	678	684
1.875% due 03/01/2017 - 10/01/2024	15	15
2.210% due 04/01/2025	32	33
2.311% due 03/01/2033	228	238
2.325% due 09/01/2027	17	18
2.351% due 10/01/2018	3	3
2.375% due 04/01/2018 - 10/01/2024	142	147
2.385% due 10/01/2027	24	24
2.387% due 01/01/2028	103	108
2.436% due 11/01/2027	182	191
2.442% due 06/01/2022	39	39
2.470% due 09/01/2026	208	219
2.473% due 12/01/2032	115	120
2.476% due 09/01/2028	31	31

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.486% due 11/01/2027	$6	$6
2.490% due 10/01/2023	59	62
2.502% due 07/01/2024	64	65
2.513% due 08/01/2029 - 11/01/2031	43	45
2.520% due 06/01/2024 - 04/01/2029	72	76
2.528% due 04/01/2031	5	5
2.541% due 03/01/2033	77	81
2.543% due 02/01/2031	14	14
2.548% due 02/01/2029	260	274
2.574% due 12/01/2035	2,674	2,814
2.575% due 09/01/2027	43	43
2.576% due 03/01/2032	78	81
2.581% due 06/01/2022	4	4
2.585% due 12/01/2026	17	18
2.598% due 08/01/2027	12	13
2.606% due 08/01/2031	15	15
2.609% due 07/01/2028	339	357
2.610% due 11/01/2029 - 12/01/2029	1,664	1,754
2.616% due 11/01/2027	125	125
2.619% due 02/01/2029	151	159
2.625% due 08/01/2031	1	1
2.643% due 02/01/2027	410	431
2.646% due 06/01/2028	79	83
2.649% due 09/01/2024	26	27
2.654% due 10/01/2024 - 10/01/2036	712	750
2.677% due 05/01/2032	338	341
2.690% due 05/01/2032	34	34
2.700% due 05/01/2019 - 03/01/2027	20	20
2.713% due 05/01/2032	452	476
2.723% due 07/01/2029	33	35
2.738% due 10/01/2035	591	623
2.758% due 05/01/2017 - 09/01/2018	147	152
2.765% due 10/01/2027	39	41
2.781% due 07/01/2027	56	59
2.782% due 08/01/2030	10	11
2.807% due 07/01/2030	18	19
2.850% due 05/01/2032	10	10
2.866% due 02/01/2027	40	40
2.884% due 07/01/2030	256	264
3.047% due 11/01/2034	468	492
3.071% due 08/01/2018	50	52
3.250% due 12/01/2018	3	3
3.466% due 07/01/2019	61	62
3.500% due 12/15/2022 - 07/15/2032	108	112
3.503% due 08/15/2032	973	972
3.575% due 06/01/2030	4	4
3.625% due 04/01/2019	18	18
4.000% due 03/15/2023 - 04/01/2041	277,177	271,838
4.125% due 09/01/2018	8	8
4.500% due 02/15/2020 - 04/01/2041	686,924	696,940
4.720% due 03/01/2029	92	93
5.000% due 11/15/2017 - 04/01/2041	431,455	451,669
5.014% due 08/01/2035	793	839
5.215% due 03/01/2035	308	326
5.500% due 03/15/2017 - 08/01/2040	573,047	612,346
6.000% due 03/01/2014 - 04/01/2041	233,674	254,264
6.250% due 12/15/2028	980	1,069
6.500% due 08/01/2016 - 10/25/2043	22,445	25,160
7.000% due 11/15/2020 - 12/01/2032	1,013	1,072
7.000% due 10/25/2023 (b)	79	13
7.400% due 02/01/2021	218	215
7.500% due 03/01/2022 - 01/15/2030	326	327

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 08/15/2029 (b)	$18	$4
7.645% due 05/01/2025	785	882
8.000% due 11/01/2013 - 09/01/2030	50	55
8.500% due 11/15/2018 - 08/01/2027	221	255
9.000% due 12/15/2020 - 02/15/2021	209	214
9.050% due 06/15/2019	41	46
9.500% due 12/15/2020 - 06/01/2021	225	225
9.500% due 11/01/2021 (b)	19	4

Ginnie Mae
0.454% due 05/16/2030 - 02/16/2032	558	556
0.554% due 12/16/2026 - 01/16/2031	784	783
0.604% due 06/20/2032	266	265
0.654% due 06/16/2031 - 03/16/2032	790	791
0.704% due 10/16/2030	27	27
0.754% due 02/16/2030 - 04/16/2032	597	598
0.804% due 12/16/2025	425	427
0.854% due 02/16/2030	71	71
0.904% due 02/16/2030	61	62
1.204% due 03/20/2031	2,786	2,800
1.254% due 02/20/2031	1,702	1,645
1.375% due 01/20/2059	1,106	1,097
1.398% due 10/20/2058	983	982
1.404% due 08/20/2058	186	186
1.805% due 03/16/2051 (b)	55,765	4,366
1.875% due 11/20/2031	1,315	1,354
2.000% due 10/20/2028 - 12/20/2032	2,541	2,621
2.125% due 11/20/2022 - 01/20/2030	35	36
2.500% due 12/20/2020 - 10/20/2025	62	64
2.625% due 08/20/2017 - 07/20/2035	28,466	29,402
2.750% due 02/20/2032	369	382
3.000% due 10/20/2018 - 11/20/2020	67	70
3.250% due 01/20/2028 - 03/20/2030	629	654
3.375% due 04/20/2017 - 04/20/2033	21,829	22,713
3.500% due 03/20/2016 - 05/01/2041	117,921	112,318
3.875% due 04/20/2019	16	16
4.000% due 11/20/2018 - 05/01/2041	108,270	108,105
4.500% due 08/16/2028 - 05/01/2041	727,180	748,183
5.000% due 04/01/2041 - 05/01/2041	149,000	157,422
5.500% due 05/15/2031 - 05/01/2041	217,674	235,873
6.000% due 10/15/2023 - 05/01/2041	210,680	231,215
6.250% due 03/16/2029	2,243	2,437
6.500% due 10/15/2023 - 05/01/2041	46,437	52,383
7.000% due 09/15/2012 - 02/16/2029	936	1,028
7.112% due 03/16/2041	5,205	5,892
7.270% due 12/15/2040	1,691	1,796
7.500% due 02/15/2017 - 11/15/2031	1,480	1,644
7.750% due 10/15/2025	18	21
8.000% due 08/15/2011 - 09/20/2031	4,150	4,490
8.500% due 06/15/2027 - 03/20/2031	979	1,175

See Accompanying Notes	Annual Report	March 31, 2011	103

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.000% due 04/15/2020 - 08/20/2030	$75	$85
9.500% due 12/15/2021	43	51

NCUA Guaranteed Notes
0.729% due 11/05/2020	210,253	210,024
0.819% due 12/08/2020	87,527	87,956

Small Business Administration
5.370% due 04/01/2028	10,285	11,007
5.490% due 05/01/2028	13,284	14,235
5.870% due 05/01/2026 - 07/01/2028	9,829	10,670
6.344% due 08/01/2011	19	20
7.190% due 12/01/2019	141	156
7.220% due 11/01/2020	542	598

Vendee Mortgage Trust
6.500% due 03/15/2029	1,716	1,911
6.814% due 01/15/2030	554	645

Total U.S. Government Agencies (Cost $9,760,422)		9,835,649

MORTGAGE-BACKED SECURITIES 11.2%

Adjustable Rate Mortgage Trust
2.969% due 09/25/2035	2,459	1,919

American Home Mortgage Assets
0.440% due 10/25/2046	2,926	1,691
0.540% due 08/25/2037	12,942	2,158

American Home Mortgage Investment Trust
0.490% due 05/25/2047	3,419	409
2.250% due 02/25/2045	2,330	2,160

Banc of America Commercial Mortgage, Inc.
5.742% due 02/10/2051	300	324

Banc of America Funding Corp.
0.544% due 05/20/2035	1,862	1,152
5.753% due 10/25/2036	4,080	2,854
5.837% due 01/25/2037	3,319	2,227

Banc of America Mortgage Securities, Inc.
2.768% due 07/25/2034	17	16
2.881% due 02/25/2036	1,536	1,251
2.926% due 07/25/2033	219	217
3.073% due 06/20/2031	277	260
3.525% due 07/20/2032	50	34
6.500% due 10/25/2031	75	76

BCAP LLC Trust
5.500% due 11/26/2035	19,000	19,211

Bear Stearns Adjustable Rate Mortgage Trust
2.725% due 04/25/2034	16	15
2.750% due 01/25/2034	9	7
2.770% due 02/25/2033	16	15
3.392% due 11/25/2030	9	9

Bear Stearns Alt-A Trust
2.643% due 05/25/2035	1,032	871
4.198% due 08/25/2036 (a)	7,258	2,353
5.089% due 11/25/2036	1,480	939
5.195% due 11/25/2036	1,296	811
5.233% due 11/25/2036	754	500

Bear Stearns Commercial Mortgage Securities
5.700% due 06/13/2050	300	320
5.718% due 06/11/2040	400	424
7.000% due 05/20/2030	1,791	1,949

Bear Stearns Mortgage Securities, Inc.
3.576% due 06/25/2030	16	16

Bear Stearns Structured Products, Inc.
5.222% due 12/26/2046	3,162	2,257

Bella Vista Mortgage Trust
0.503% due 05/20/2045	893	540

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CC Mortgage Funding Corp.
0.430% due 05/25/2036	$596	$402
0.500% due 08/25/2035	1,114	803
0.848% due 01/25/2035	713	371

Citicorp Mortgage Securities, Inc.
5.375% due 12/25/2019	21	22
6.500% due 02/25/2024	346	345

Citigroup Commercial Mortgage Trust
5.698% due 12/10/2049	100	108
5.822% due 12/10/2049	5,600	5,881

Citigroup Mortgage Loan Trust, Inc.
2.510% due 08/25/2035	1,398	1,330
2.820% due 12/25/2035	36	34
2.909% due 08/25/2035	2,263	1,276

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	2,897	2,205

Collateralized Mortgage Obligation Trust
0.000% due 09/23/2017 (c)	1	1

Commercial Mortgage Pass-Through Certificates
2.438% due 07/10/2046 (b)	96,036	8,410
2.470% due 07/10/2046 (b)	59,052	6,642
4.867% due 05/10/2043	18,209	19,086

Community Program Loan Trust
4.500% due 10/01/2018	246	249

Countrywide Alternative Loan Trust
0.404% due 05/20/2046	20	19
0.420% due 01/25/2037	1,110	661
0.440% due 11/25/2046	4,573	2,836
0.450% due 05/25/2036	815	504
0.454% due 07/20/2046	1,905	859
0.460% due 05/25/2035	2,350	1,582
0.460% due 07/25/2046	3,856	2,597
0.464% due 03/20/2046	3,929	2,300
0.470% due 05/25/2035	442	267
0.480% due 08/25/2046	2,503	453
0.500% due 05/25/2035	635	310
0.500% due 09/25/2046	4,050	838
0.500% due 10/25/2046	2,191	841
0.509% due 07/25/2046	2,850	558
0.520% due 05/25/2036	2,261	481
0.530% due 12/25/2035	618	439
0.534% due 09/20/2046	8,850	1,456
0.590% due 10/25/2046	2,250	214
0.600% due 06/25/2037	4,121	717
0.600% due 06/25/2047	398	81
0.620% due 11/25/2035	1,071	232
0.670% due 12/25/2035	1,467	571
6.000% due 10/25/2032	128	132
6.250% due 11/25/2036	3,872	3,131

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035	2,546	1,740
0.540% due 04/25/2035	1,707	1,095
0.550% due 04/25/2046	3,452	720
0.560% due 03/25/2035	4,029	2,576
0.580% due 02/25/2035	1,265	975
0.590% due 02/25/2035	40	31
0.590% due 03/25/2036	1,356	425
0.600% due 02/25/2036	2,086	574
0.650% due 03/25/2035	952	165
2.250% due 07/19/2031	9	8
2.324% due 09/25/2034	907	549
2.866% due 11/19/2033	23	22
2.984% due 08/25/2034	1,400	1,045
3.241% due 11/19/2033	44	35
5.323% due 02/20/2036	1,648	1,273
5.783% due 09/25/2047	2,886	2,094

Credit Suisse First Boston Mortgage Securities Corp.
0.030% due 08/15/2038 (b)	280,791	458
2.520% due 06/25/2033	62	60
4.666% due 03/15/2036	355	367
4.832% due 06/25/2032	5	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse Mortgage Capital Certificates
0.485% due 10/15/2021	$994	$973
5.361% due 09/15/2039	17,867	17,940
5.525% due 06/15/2039	3,500	3,706
5.579% due 04/25/2037	3,756	2,645
5.695% due 07/26/2037	16,578	16,953
5.695% due 04/16/2049	4,600	4,895

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047	30,748	30,711

DLJ Mortgage Acceptance Corp.
2.652% due 11/25/2023	15	15

Extended Stay America Trust
3.128% due 01/05/2013 (b)	80,477	4,147
FFCA Secured Lending Corp.
8.180% due 09/18/2027	2,000	1,409
8.970% due 09/18/2027	4,000	1,927

First Horizon Asset Securities, Inc.
5.250% due 03/25/2035	1,180	1,152

First Nationwide Trust
6.750% due 08/21/2031	55	58

First Republic Mortgage Loan Trust
0.605% due 11/15/2031	5,891	5,448
1.190% due 11/15/2031	1,403	1,109
3.533% due 06/25/2030	3,890	3,873

Greenpoint Mortgage Funding Trust
0.450% due 10/25/2046	3,405	851
0.450% due 12/25/2046	3,350	653
0.470% due 06/25/2045	1,693	1,140
0.480% due 06/25/2045	6,148	4,032
0.520% due 04/25/2036	2,930	557
0.570% due 09/25/2046 (a)	2,798	128
0.590% due 10/25/2046	3,752	586

Greenpoint Mortgage Pass-Through Certificates
2.940% due 10/25/2033	184	157

GS Mortgage Securities Corp. II
1.840% due 03/06/2020	2,810	2,811
6.044% due 08/15/2018	1,624	1,642

GSR Mortgage Loan Trust
0.509% due 08/25/2046	3,793	956
2.554% due 06/25/2034	117	107
2.838% due 04/25/2036	682	578

GSRPM Mortgage Loan Trust
0.650% due 11/25/2031	525	510

Harborview Mortgage Loan Trust
0.384% due 04/19/2038	1,095	708
0.444% due 07/21/2036	3,476	2,295
0.503% due 09/19/2046	2,818	589
2.544% due 11/19/2034	147	93
2.884% due 07/19/2035	97	84
2.930% due 08/19/2034	4,688	3,779
5.505% due 08/19/2036	2,275	1,841

Homebanc Mortgage Trust
0.430% due 12/25/2036	888	687

Indymac ARM Trust
1.959% due 01/25/2032	12	10

Indymac INDB Mortgage Loan Trust
0.550% due 11/25/2035	368	185

Indymac Index Mortgage Loan Trust
0.450% due 11/25/2046	4,244	1,332
0.460% due 05/25/2046	2,491	1,589
0.490% due 07/25/2035	2,329	1,527
0.500% due 02/25/2037	2,450	703
0.550% due 06/25/2037 (a)	967	392
0.570% due 02/25/2035	526	359
2.553% due 01/25/2036	3	2
2.677% due 12/25/2034	25	19
5.000% due 08/25/2035	2,934	1,979
5.080% due 01/25/2036	3,136	2,525

104	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Commercial Mortgage Securities Corp.
0.630% due 07/15/2019	$155,752	$146,949
4.853% due 03/15/2046	9,983	10,424
5.305% due 01/15/2049	21,000	21,380
5.336% due 05/15/2047	200	209
5.716% due 02/15/2051	763	808
5.794% due 02/12/2051	300	323

JPMorgan Mortgage Trust
5.101% due 10/25/2035	3,600	3,028

Kidder Peabody Mortgage Assets Trust
9.500% due 04/22/2018 (b)	32	5

LB Mortgage Trust
8.456% due 01/20/2017	1,011	1,017

LB-UBS Commercial Mortgage Trust
5.303% due 02/15/2040	9,768	9,969
5.430% due 02/15/2040	196	207
5.866% due 09/15/2045	230	246
6.133% due 12/15/2030	470	477

Luminent Mortgage Trust
0.430% due 12/25/2036	4,795	3,054
0.450% due 10/25/2046	3,808	2,632

MASTR Adjustable Rate Mortgages Trust
0.490% due 05/25/2037	1,440	773
0.550% due 05/25/2047	3,950	1,385
0.590% due 05/25/2047	3,350	495

MASTR Reperforming Loan Trust
7.000% due 08/25/2034	245	253

MASTR Seasoned Securities Trust
2.887% due 10/25/2032	769	689

Mellon Residential Funding Corp.
0.695% due 12/15/2030	1,937	1,854
0.735% due 06/15/2030	259	257
0.955% due 11/15/2031	2,055	1,975
1.135% due 11/15/2031	202	146

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037	2,209	1,041

Merrill Lynch Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	600	629

Merrill Lynch Mortgage Investors, Inc.
0.518% due 04/25/2028 (b)	844	1

Merrill Lynch Mortgage Trust
5.145% due 06/16/2023	15,520	15,866

MLCC Mortgage Investors, Inc.
1.970% due 01/25/2029	4,000	3,256
2.208% due 04/25/2035	74	70

Morgan Stanley Capital I
0.315% due 10/15/2020	3,667	3,526
5.809% due 12/12/2049	300	324

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036	4,500	4,677

Morgan Stanley Mortgage Loan Trust
0.620% due 11/25/2035	3,628	2,356
0.760% due 02/25/2047	2,952	1,666
2.661% due 07/25/2035	2,649	1,990
5.701% due 02/25/2047	6,250	3,988

Mortgage Equity Conversion Asset Trust
0.750% due 10/25/2041	24,783	23,533
0.760% due 01/25/2042	30,104	28,900
0.770% due 02/25/2042	4,131	3,923
0.770% due 05/25/2042	138,937	131,929

Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	5,552	4,703
6.138% due 03/25/2047	5,068	4,310
7.000% due 02/19/2030	563	566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ocwen Residential MBS Corp.
6.848% due 06/25/2039 (a)	$136	$3

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035	454	432

Prime Mortgage Trust
0.650% due 02/25/2034	175	161
5.000% due 02/25/2019	8	8

RBSCF Trust
5.305% due 01/16/2049	4,300	4,374

RBSSP Resecuritization Trust
0.748% due 11/26/2035	960	903

Residential Accredit Loans, Inc.
0.450% due 12/25/2046	3,250	868
0.460% due 04/25/2046	15,687	6,662
0.500% due 08/25/2037	4,036	2,729
0.520% due 05/25/2046 (a)	2,636	617
0.554% due 09/25/2046	5,508	780
0.650% due 03/25/2033	342	313
3.348% due 08/25/2035 (a)	781	453

Residential Asset Mortgage Products, Inc.
6.500% due 11/25/2031	174	174

Residential Asset Securitization Trust
0.650% due 05/25/2033	218	210

Residential Funding Mortgage Securities I
3.249% due 09/25/2035	2,711	1,900

RiverView HECM Trust
0.310% due 07/25/2047	17,137	16,265
0.800% due 05/25/2047	941	914
0.998% due 09/26/2041	79,776	77,558

Sequoia Mortgage Trust
0.604% due 10/19/2026	110	97
0.634% due 10/20/2027	2,414	2,245
0.974% due 11/22/2024	23	19
2.463% due 01/20/2047	2,515	2,044

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030	4,795	4,933

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037	11,541	7,535
0.740% due 06/25/2034	1,066	889
2.603% due 07/25/2034	123	115
2.611% due 01/25/2035	2,965	2,508
2.651% due 08/25/2035	41	33
5.269% due 11/25/2035	3,336	2,241
6.000% due 10/25/2037 (a)	4,053	1,983

Structured Asset Mortgage Investments, Inc.
0.380% due 03/25/2037	405	251
0.440% due 06/25/2036	709	480
0.480% due 05/25/2045	3,320	2,271
0.503% due 07/19/2035	7,660	6,886
0.550% due 08/25/2036	4,250	1,114
0.584% due 10/19/2034	355	330
0.604% due 03/19/2034	1,507	1,370
0.914% due 09/19/2032	4,930	4,469
3.803% due 05/25/2022	668	673
4.696% due 05/02/2030	148	120

Structured Asset Securities Corp.
2.264% due 07/25/2032	2	2
2.364% due 01/25/2032	255	223
2.491% due 06/25/2033	79	76
2.572% due 08/25/2032	551	542
2.679% due 02/25/2032	3	3
2.768% due 10/25/2035	493	406

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	2,893	1,668
5.970% due 09/25/2036	9,317	2,463
6.014% due 07/25/2037	5,664	3,266

Thornburg Mortgage Securities Trust
0.370% due 10/25/2046	381	377

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	$4,690	$4,650
5.572% due 10/15/2048	5,150	5,447

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	649	101
0.480% due 04/25/2045	183	160
0.509% due 11/25/2045	2,436	2,068
0.560% due 01/25/2045	6,112	5,184
0.570% due 01/25/2045	814	690
0.570% due 07/25/2045	175	147
0.580% due 01/25/2045	3,365	2,827
0.590% due 01/25/2045	700	580
0.750% due 07/25/2044	522	324
0.950% due 12/25/2045	1,055	198
1.122% due 07/25/2047	4,717	3,026
1.152% due 11/25/2046	854	608
1.312% due 02/25/2046	2,741	2,180
1.512% due 11/25/2042	137	122
1.712% due 06/25/2042	753	631
1.712% due 08/25/2042	1,681	1,530
2.573% due 03/25/2034	38	38
2.696% due 06/25/2033	1,620	1,555
2.734% due 01/25/2047	2,991	2,225
2.984% due 05/25/2046	1,666	1,206
2.984% due 08/25/2046	629	477
5.270% due 04/25/2037	3,263	2,380
5.398% due 12/25/2036	3,000	2,376
5.976% due 10/25/2036	357	339

Washington Mutual Alternative Mortgage Pass-Through Certificates
0.500% due 07/25/2046	1,838	358
1.282% due 05/25/2046	3,619	2,144
6.268% due 07/25/2036	4,197	2,495

Washington Mutual MSC Mortgage Pass-Through Certificates
2.766% due 11/25/2030	525	478
6.500% due 09/25/2032	828	865

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	3,313	2,761
2.905% due 05/25/2035	427	425
5.217% due 08/25/2036	111	111

Total Mortgage-Backed Securities (Cost $976,701)		926,284

ASSET-BACKED SECURITIES 5.9%

Aames Mortgage Investment Trust
1.050% due 10/25/2035	1,701	1,652

ABFS Mortgage Loan Trust
6.785% due 07/15/2033	1,975	1,381

Access Group, Inc.
1.603% due 10/27/2025	14,504	14,661

ACE Securities Corp.
0.300% due 12/25/2036	3	3
0.310% due 10/25/2036	410	137
0.340% due 06/25/2037	518	508
0.380% due 05/25/2036	202	201
0.950% due 08/25/2030	41	38

AFC Home Equity Loan Trust
0.800% due 12/26/2029	13	12
1.060% due 06/25/2029	496	256

Aircraft Certificate Owner Trust
6.455% due 09/20/2022	1,055	1,045

Amortizing Residential Collateral Trust
0.520% due 06/25/2032	47	40
0.830% due 07/25/2032	736	680
0.950% due 10/25/2031	310	278

Amresco Residential Securities Mortgage Loan Trust
0.744% due 06/25/2028	133	103
0.804% due 06/25/2027	519	489

See Accompanying Notes	Annual Report	March 31, 2011	105

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.880% due 09/25/2028	$1,398	$1,180
1.190% due 06/25/2029	204	176

Argent Securities, Inc.
0.740% due 10/25/2035	7,500	2,565

Asset-Backed Funding Certificates
1.270% due 03/25/2032	922	801

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037	19	16
0.775% due 06/15/2031	267	247

Aurum CLO Ltd.
0.733% due 04/15/2014	81	81

BA Credit Card Trust
1.455% due 12/16/2013	68,476	68,688

Bayview Financial Acquisition Trust
0.598% due 05/28/2037	3,925	2,271
5.208% due 04/28/2039	329	313

Bear Stearns Asset-Backed Securities Trust
0.650% due 09/25/2046	3,292	2,032
1.224% due 02/25/2034	393	332
1.450% due 10/25/2032	451	404
1.750% due 11/25/2042	1,064	968
3.159% due 06/25/2043	67	65

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012	277	278

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	765	753
0.730% due 10/25/2035	6,500	3,684

CDC Mortgage Capital Trust
1.300% due 01/25/2033	1,511	1,221

Centex Home Equity
0.550% due 01/25/2032	223	195
1.100% due 01/25/2032	1,004	593

Chase Funding Mortgage Loan Asset-Backed Certificates
0.850% due 07/25/2033	61	54
0.890% due 08/25/2032	359	317
0.910% due 11/25/2032	557	487

Chase Issuance Trust
1.005% due 08/17/2015	21,300	21,573

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033	736	642
0.540% due 03/25/2033	161	154
0.900% due 12/25/2031	966	534

Citigroup Mortgage Loan Trust, Inc.
0.310% due 05/25/2037	30	29
0.310% due 07/25/2045	813	674
5.764% due 01/25/2037	4,459	2,419

Conseco Finance
0.955% due 08/15/2033	2,896	2,210
1.755% due 05/15/2032	800	600

Conseco Financial Corp.
6.240% due 12/01/2028	2,644	2,743
7.550% due 01/15/2029	295	321
8.000% due 07/15/2018	474	478
8.050% due 10/15/2027	163	172

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037	384	374
0.300% due 08/25/2037	630	612
0.300% due 06/25/2047	91	90
0.310% due 06/25/2047	657	644
0.330% due 06/25/2037	37	36
0.500% due 04/25/2036	334	299
0.700% due 06/25/2033	466	417
0.720% due 11/25/2033	440	395
0.750% due 09/25/2032	2,537	2,114
1.150% due 10/25/2047	3,556	2,531

Credit Suisse First Boston Mortgage Securities Corp.
0.610% due 05/25/2044	416	391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
0.320% due 01/25/2037	$440	$161
1.350% due 04/25/2032	378	324

Delta Funding Home Equity Loan Trust
1.075% due 09/15/2029	17	14

Denver Arena Trust
6.940% due 11/15/2019	5,355	5,501

EMC Mortgage Loan Trust
0.620% due 05/25/2040	759	623

Equifirst Mortgage Loan Trust
0.490% due 01/25/2034	357	334

First Plus Home Loan Trust
7.670% due 05/10/2024	399	408

Ford Credit Auto Owner Trust
1.055% due 04/15/2012	15	15
1.675% due 06/15/2012	27,108	27,155
2.790% due 08/15/2013	105	106

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036	95	35

GMAC Mortgage Corp. Loan Trust
0.730% due 01/25/2029	880	745

GSAMP Trust
0.400% due 10/25/2036	10,000	680
0.650% due 02/25/2033	578	453
0.740% due 09/25/2035	9,000	5,859

HSI Asset Securitization Corp. Trust
0.310% due 05/25/2037	187	183

Illinois Student Assistance Commission
0.783% due 04/25/2017	28,188	28,201

IMC Home Equity Loan Trust
6.880% due 11/20/2028	44	43
7.520% due 08/20/2028	74	75

Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047	7	7

Irwin Home Equity Corp.
1.600% due 02/25/2029	980	835

JPMorgan Mortgage Acquisition Corp.
0.310% due 03/25/2047	29	24
0.330% due 08/25/2036	90	29

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037	32	14

Lehman XS Trust
0.480% due 06/25/2046 (a)	1,746	173
0.570% due 11/25/2046	2,050	458

Long Beach Mortgage Loan Trust
1.674% due 03/25/2032	2,004	1,312

MASTR Asset-Backed Securities Trust
0.380% due 01/25/2036	288	286
0.750% due 12/25/2034 (a)	7,500	5,685

Merrill Lynch First Franklin Mortgage Loan Trust
0.310% due 07/25/2037	7	7

Merrill Lynch Mortgage Investors, Inc.
0.310% due 10/25/2037	1,768	492
0.320% due 07/25/2037	129	127
0.330% due 09/25/2037	297	84
0.610% due 06/25/2035	1,097	887

Mesa Trust Asset-Backed Certificates
1.050% due 12/25/2031	981	718

Mid-State Trust
7.340% due 07/01/2035	790	826
7.400% due 07/01/2035	34	35
7.790% due 07/01/2035	45	45
7.791% due 03/15/2038	1,746	1,685

Morgan Stanley ABS Capital I
1.050% due 07/25/2037	994	909

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036	$527	$514

Morgan Stanley Mortgage Loan Trust
0.610% due 04/25/2037	545	268
5.726% due 10/25/2036	4,862	2,893
5.750% due 04/25/2037	3,271	2,430
6.000% due 07/25/2047	3,644	2,769

Nationstar Home Equity Loan Trust
0.310% due 06/25/2037	146	143
0.370% due 04/25/2037	4	4

Option One Mortgage Loan Trust
0.770% due 02/25/2035	4,484	2,688
0.850% due 01/25/2032	179	164

Park Place Securities, Inc.
0.750% due 07/25/2035	5,000	3,696
0.950% due 10/25/2034	7,500	4,497

Popular ABS Mortgage Pass-Through Trust
0.340% due 01/25/2037	85	85

Renaissance Home Equity Loan Trust
0.610% due 11/25/2034	282	238
0.750% due 12/25/2033	4,330	3,734
1.450% due 08/25/2032	2,042	1,506

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037	96	95

Residential Asset Securities Corp.
0.320% due 02/25/2037	523	515
0.750% due 07/25/2032 (a)	1,179	657
0.830% due 06/25/2033	154	75
0.850% due 06/25/2032	105	58

Residential Funding Mortgage Securities II, Inc.
8.350% due 12/25/2024	314	310
8.850% due 03/25/2025	75	74

Residential Mortgage Loan Trust
1.812% due 09/25/2029	161	151

SACO I, Inc.
0.509% due 06/25/2036 (a)	813	388

Salomon Brothers Mortgage Securities VII, Inc.
1.150% due 01/25/2032	382	339
1.224% due 10/25/2028	285	266
6.930% due 08/25/2028	488	474

Saxon Asset Securities Trust
0.590% due 12/26/2034	1,041	962
0.770% due 08/25/2032	2	2

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037	248	238
0.310% due 12/25/2036	3,219	1,164
0.380% due 05/25/2037	891	711

SLM Student Loan Trust
0.333% due 10/25/2019	1,027	1,026
0.383% due 07/25/2019	800	794
0.383% due 04/27/2020	3,540	3,520
0.393% due 07/25/2019	5,000	4,952
0.413% due 04/25/2017	142	142
0.473% due 07/25/2023	3,000	2,914
0.533% due 07/27/2015	170	170
0.703% due 10/27/2014	6,120	6,126
0.753% due 01/25/2017	1,100	1,102
1.053% due 01/25/2019	2,200	2,227
1.403% due 10/25/2016	1,711	1,731
1.803% due 04/25/2023	164,303	169,802
4.500% due 11/16/2043	8,059	7,833

Soundview Home Equity Loan Trust
0.310% due 11/25/2036	105	37

Specialty Underwriting & Residential Finance
0.930% due 01/25/2034	289	241
1.050% due 10/25/2035	3,938	2,337

Structured Asset Investment Loan Trust
0.690% due 04/25/2035	1,044	660

106	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.730% due 09/25/2035	$10,000	$5,573
0.760% due 08/25/2035	9,000	2,803
0.900% due 09/25/2034	1,519	1,161
1.100% due 12/25/2034	3,348	2,055

Structured Asset Securities Corp.
0.300% due 10/25/2036	361	360
0.540% due 01/25/2033	18	16
0.650% due 05/25/2034	1,057	971
1.300% due 01/25/2033	724	459

Trapeza CDO I LLC
1.093% due 11/16/2034	1,000	351

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034	3	3

UCFC Manufactured Housing Contract
7.900% due 01/15/2028	2,500	2,827

UPS Capital Business Credit
0.835% due 04/15/2026	118	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vanderbilt Mortgage Finance
7.905% due 02/07/2026	$34	$35

Total Asset-Backed Securities (Cost $538,246)		489,576

SHORT-TERM INSTRUMENTS 7.1%

REPURCHASE AGREEMENTS 0.0%

State Street Bank and Trust Co.
0.010% due 04/01/2011	1,418	1,418

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,450. Repurchase proceeds are $1,418.)

U.S. TREASURY BILLS 0.6%
0.170% due 06/09/2011 - 09/15/2011 (d)(f)	46,474	46,460

SHARES	MARKET VALUE (000S)
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (e) 6.5%
54,331,724	$544,295

Total Short-Term Instruments (Cost $592,162)	592,173

Total Investments 142.6% (Cost $11,870,618)	$11,846,174

Other Assets and Liabilities (Net) (42.6%)	(3,536,531)

Net Assets 100.0%	$8,309,643

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	Coupon represents a weighted average yield.
(e)	Affiliated to the Portfolio.
(f)	Securities with an aggregate market value of $46,679 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(g)	Securities with an aggregate market value of $3,585 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(h)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $30,565 at a weighted average interest rate of -0.001%. On March 31, 2011, there were no open reverse repurchase agreements.
(i)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 1.550% due 03/25/2035	UBS	(2.025%	)	03/25/2035	$1,624	$1,592	$0	$1,592
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	5,000	1,052	0	1,052
BFC Genesee CDO Ltd. 3-Month USD-LIBOR plus 1.650% due 01/10/2041	JPM	(1.450%	)	01/10/2041	2,460	2,381	0	2,381
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020	5,000	741	0	741
CS First Boston Mortgage Securities Corp. 5.300% due 07/15/2037	UBS	(1.080%	)	07/15/2037	10,000	9,975	0	9,975
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 1.350% due 10/25/2035	JPM	(1.500%	)	10/25/2035	1,263	1,194	0	1,194
First Franklin Mortgage Loan Asset-Backed Certificates 1-Month USD-LIBOR plus 1.950% due 06/25/2034	MLP	(1.900%	)	06/25/2034	1,438	1,251	0	1,251
LB-UBS Commercial Mortgage Trust 5.416% due 09/15/2040	JPM	(1.170%	)	09/15/2040	4,000	2,930	0	2,930
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 1.400% due 02/25/2034	BCLY	(1.190%	)	02/25/2034	682	301	0	301
Merrill Lynch Mortgage Trust 5.232% due 11/12/2037	JPM	(1.150%	)	11/12/2037	4,000	2,685	0	2,685
Merrill Lynch Mortgage Trust 5.439% due 06/12/2043	UBS	(1.080%	)	06/12/2043	10,000	8,758	0	8,758
Morgan Stanley ABS Capital I 1-Month USD-LIBOR plus 1.700% due 12/27/2033	MSC	(1.390%	)	12/27/2033	672	295	0	295
Novastar Home Equity Loan 1-Month USD-LIBOR plus 3.500% due 09/25/2034	GSC	(3.950%	)	09/25/2034	2,725	2,487	0	2,487
Octagon Investment Partners X Ltd. 3-Month USD-LIBOR plus 1.400% due 10/18/2020	JPM	(1.850%	)	10/18/2020	1,000	117	0	117
Race Point CLO 3-Month USD-LIBOR plus 1.650% due 04/15/2020	WAC	(1.950%	)	04/15/2020	2,000	394	0	394
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 1.300% due 02/25/2035	BCLY	(1.240%	)	02/25/2035	730	445	0	445
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021	1,500	292	0	292

						$36,890	$0	$36,890

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2)
Reference Obligation	Counterparty	Fixed Deal Receive Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
ACE Securities Corp. 1-Month USD-LIBOR plus 0.700% due 07/25/2034	GSC	1.050%		07/25/2034	$3,602	$(1,089)	$(901)	$(188)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.610% due 01/25/2035	GSC	0.610%		01/25/2035	5,152	(3,557)	(3,504)	(53)
Ameriquest Mortgage Securities, Inc. 1-Month USD-LIBOR plus 0.640% due 09/25/2034	GSC	0.640%		09/25/2034	7,500	(3,066)	(2,550)	(516)

See Accompanying Notes	Annual Report	March 31, 2011	107

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

Credit Default Swaps on Asset-Backed Securities - Sell Protection (2) (Cont.)
Reference Obligation	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Asset-Backed Securities Corp. Home Equity 1-Month USD-LIBOR plus 0.630% due 09/25/2034	GSC	0.630%	09/25/2034	$6,465	$(1,791)	$(2,004)	$213
Bear Stearns Asset-Backed Securities Trust 1-Month USD-LIBOR plus 0.800% due 08/25/2034	GSC	0.800%	08/25/2034	6,500	(2,403)	(2,145)	(258)
Countrywide Asset-Backed Certificates 1-Month USD-LIBOR plus 0.650% due 06/25/2035	GSC	0.650%	06/25/2035	8,000	(2,574)	(2,400)	(174)
Encore Credit Receivables Trust 1-Month USD-LIBOR plus 0.460% due 07/25/2035	GSC	0.460%	07/25/2035	7,000	(2,511)	(2,450)	(61)
Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 0.700% due 10/25/2034	GSC	1.050%	10/25/2034	5,207	(2,577)	(1,666)	(911)
New Century Home Equity Loan Trust 1-Month USD-LIBOR plus 0.450% due 06/25/2035	GSC	0.450%	06/25/2035	7,500	(2,682)	(2,550)	(132)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.650% due 10/25/2034	GSC	0.650%	10/25/2034	7,500	(2,461)	(2,250)	(211)
Park Place Securities, Inc. 1-Month USD-LIBOR plus 0.740% due 12/25/2034	GSC	0.740%	12/25/2034	5,000	(1,898)	(1,600)	(298)
Residential Asset Mortgage Products, Inc. 1-Month USD-LIBOR plus 0.620% due 11/25/2034	GSC	0.620%	11/25/2034	5,590	(1,827)	(1,565)	(262)
Specialty Underwriting & Residential Finance 1-Month USD-LIBOR plus 0.500% due 09/25/2036	GSC	0.500%	09/25/2036	7,500	(5,098)	(3,375)	(1,723)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.440% due 04/25/2035	GSC	0.440%	04/25/2035	3,956	(1,990)	(2,176)	186
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.480% due 09/25/2035	GSC	0.480%	09/25/2035	3,000	(1,191)	(1,650)	459
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 0.950% due 04/25/2034	GSC	1.425%	04/25/2034	531	(271)	(212)	(59)
Structured Asset Investment Loan Trust 1-Month USD-LIBOR plus 1.300% due 11/25/2034	GSC	1.300%	11/25/2034	2,083	(1,870)	(1,958)	88
Wells Fargo Home Equity Trust 1-Month USD-LIBOR plus 0.630% due 04/25/2034	GSC	0.630%	04/25/2034	1,683	(447)	(589)	142

					$(39,303)	$(35,545)	$(3,758)

Credit Default Swaps on Credit Indices - Buy Protection (1)
Index/Tranches	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.4 Index	BOA	(0.350%	)	02/17/2051	$44,600	$2,080	$8,024	$(5,944)
CMBX.NA.AAA.4 Index	CITI	(0.350%	)	02/17/2051	22,050	1,027	869	158
CMBX.NA.AAA.4 Index	DUB	(0.350%	)	02/17/2051	9,000	419	1,575	(1,156)
CMBX.NA.AAA.4 Index	GSC	(0.350%	)	02/17/2051	27,000	1,258	2,914	(1,656)
CMBX.NA.AAA.4 Index	JPM	(0.350%	)	02/17/2051	62,000	2,889	11,351	(8,462)
CMBX.NA.AAA.4 Index	MSC	(0.350%	)	02/17/2051	49,000	2,284	3,806	(1,522)
CMBX.NA.AAA.4 Index	RBS	(0.350%	)	02/17/2051	1,000	47	157	(110)
CMBX.NA.AAA.4 Index	UBS	(0.350%	)	02/17/2051	8,000	373	880	(507)
CMBX.NA.AAA.5 Index	GSC	(0.350%	)	02/15/2051	19,500	949	3,656	(2,707)

						$11,326	$33,232	$(21,906)

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Upfront Premiums (Received)	Unrealized (Depreciation)
ABX.HE.A.06-1 Index	BCLY	0.540%	07/25/2045	$7,332	$(5,407)	$(201)	$(5,206)
ABX.HE.A.06-2 Index	CSFB	0.440%	05/25/2046	7,783	(7,229)	(4,320)	(2,909)
ABX.HE.A.06-2 Index	UBS	0.440%	05/25/2046	623	(579)	(321)	(258)

					$(13,215)	$(4,842)	$(8,373)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(j)	Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount	Premium
Balance at 03/31/2010	$1,286,500	$11,636
Sales	0	0
Closing Buys	(1,286,500)	(11,636)
Expirations	0	0
Exercised	0	0

Balance at 03/31/2011	$0	$0

108	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(k)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value (5)
Fannie Mae	4.000%	04/01/2041	$603,000	$590,882	$(592,165)
Fannie Mae	4.500	04/01/2026	11,300	11,795	(11,835)
Fannie Mae	4.500	05/01/2041	6,000	6,072	(6,077)
Fannie Mae	5.000	04/01/2023	294	312	(314)
Fannie Mae	6.000	04/01/2041	4,900	5,318	(5,325)
Fannie Mae	6.000	05/01/2041	3,600	3,907	(3,904)
Fannie Mae	6.000	05/01/2026	18,000	19,581	(19,578)
Fannie Mae	6.500	04/01/2041	80,000	89,712	(89,675)
Freddie Mac	5.500	04/01/2041	80,000	85,106	(85,275)
Freddie Mac	6.000	05/01/2040	482	525	(524)
Ginnie Mae	3.500	04/01/2041	117,500	112,227	(111,698)
Ginnie Mae	4.000	05/01/2041	2,000	2,002	(1,990)
Ginnie Mae	5.000	04/01/2041	8,000	8,354	(8,475)

				$935,793	$(936,835)

(5)	Market value includes $1 of interest payable on short sales.

(l)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$1,846	$0	$1,846
Municipal Bonds & Notes
Texas	0	646	0	646
U.S. Government Agencies	0	9,515,278	320,371	9,835,649
Mortgage-Backed Securities	0	626,380	299,904	926,284
Asset-Backed Securities	0	488,531	1,045	489,576
Short-Term Instruments
Repurchase Agreements	0	1,418	0	1,418
U.S. Treasury Bills	0	46,460	0	46,460
PIMCO Short-Term Floating NAV Portfolio	544,295	0	0	544,295
	$544,295	10,680,559	$621,320	$11,846,174

Short Sales, at value	$0	$(936,835)	$0	$(936,835)

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$27,420	$10,716	$38,136

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	$0	$(35,283)	$0	$(35,283)

Totals	$544,295	$9,735,861	$632,036	$10,912,192

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
U.S. Government Agencies	$11,129	$321,246	$(12,134)	$(58)	$149	$39	$0	$0	$320,371	$133
Mortgage-Backed Securities	216,528	113,411	(10,149)	1,418	619	(2,712)	0	(19,211)	299,904	(2,777)
Asset-Backed Securities	652	0	(317)	2	8	116	1,045	(461)	1,045	0

	$228,309	$434,657	$(22,600)	$1,362	$776	$(2,557)	$1,045	$(19,672)	$621,320	$(2,644)

Financial Derivative Instruments (7) - Assets
Credit Contracts	$9,070	$0	$0	$0	$0	$(7,935)	$9,975	$(394)	$10,716	$(1,201)

Totals	$237,379	$434,657	$(22,600)	$1,362	$776	$(10,492)	$11,020	$(20,066)	$632,036	$(3,845)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	109

Schedule of Investments PIMCO Mortgage Portfolio (Cont.)

March 31, 2011

(m)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$38,136	$0	$0	$0	$38,136

Liabilities:
Unrealized depreciation on swap agreements	$0	$35,283	$0	$0	$0	$35,283

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$32,809	$0	$0	$19,684	$52,493

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$5,109	$0	$0	$(11,599)	$(6,490)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(n)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$(4,661)	$4,321	$(340)
BOA	2,080	(2,340)	(260)
CITI	1,768	(2,030)	(262)
CSFB	(7,229)	7,601	372
DUB	419	(530)	(111)
GSC	(34,317)	34,760	443
JPM	13,248	(13,520)	(272)
MLP	1,251	(1,080)	171
MSC	2,579	(3,150)	(571)
RBS	47	(90)	(43)
UBS	20,119	(20,320)	(201)
WAC	394	(900)	(506)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

110	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Municipal Sector Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 109.7%

ALABAMA 0.2%

Birmingham, Alabama Special Care Facilities Financing Authority Revenue Bonds, (AGC Insured), Series 2009
6.000% due 06/01/2039	$500	$515

ALASKA 0.6%

Matanuska-Susitna, Alaska Revenue Bonds, (AGC Insured), Series 2009
6.000% due 09/01/2032	1,970	2,112

ARIZONA 0.3%

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2008
5.750% due 09/01/2029	1,000	979

CALIFORNIA 25.2%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,500	1,503

Anaheim, California Public Financing Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 09/01/2022	2,000	988

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	100	100
6.918% due 04/01/2040	100	102

California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	1,000	1,088

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	3,000	3,283

California State General Obligation Bonds, Series 2005
5.050% due 12/01/2036	4,970	4,412

California State General Obligation Bonds, Series 2007
4.875% due 12/01/2033	250	221

California State Health Facilities Financing Authority Revenue Bonds, Series 2008
5.625% due 07/01/2032	900	872

California State Palomar Pomerado Health General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2019	6,435	4,104

California State University Revenue Bonds, (AGM Insured), Series 2007
5.000% due 11/01/2025	300	303

Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2004
0.000% due 08/01/2026	1,035	394

Dublin, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2024	410	183

Hawthorne, California School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2020	315	187

Hawthorne, California School District General Obligation Notes, (AGC Insured), Series 2009
0.000% due 08/01/2019	300	195

Huntington Beach, California Union High School District General Obligation Bonds, (AGM/CR/NPFGC Insured), Series 2005
0.000% due 08/01/2030	3,000	852

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach, California Bond Finance Authority Revenue Bonds, Series 2007
5.500% due 11/15/2027	$1,000	$978

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	5,000	4,826

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	2,000	2,009

Los Angeles, California Community College District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2007
5.000% due 08/01/2027	1,200	1,207

Los Angeles, California Community College District General Obligation Bonds, Series 2008
5.000% due 08/01/2033	17,000	16,357

Los Angeles, California Unified School District General Obligation Bonds, (AMBAC Insured), Series 2007
4.500% due 07/01/2027	500	453

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.813% due 06/01/2040	2,000	1,859

Los Angeles, California Wastewater System Revenue Bonds, Series 2009
5.375% due 06/01/2039	4,000	4,038

Poway, California Unified School District General Obligation Bonds, Series 2009
0.000% due 08/01/2021	2,500	1,397
0.000% due 08/01/2027	2,500	874

Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2027	1,000	339

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,000	1,951

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.750% due 09/01/2040	1,000	928

San Diego, California Unified School District General Obligation Bonds, (AGM Insured), Series 2005
4.750% due 07/01/2027	1,000	973

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (AGM Insured), Series 2006
4.750% due 11/01/2036	3,135	2,788

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, Series 2009
7.000% due 09/01/2036	250	255

Santa Monica-Malibu, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 08/01/2022	5,000	2,626

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	3,150	2,936

Southern California State Public Power Authority Revenue Bonds, (BABs), Series 2010
5.921% due 07/01/2035	5,000	4,683

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.125% due 06/01/2046	9,500	5,724

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stockton, California Public Financing Authority Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	$1,000	$1,018

University of California Regents Medical Center Revenue Bonds, (AGM Insured), Series 2005
5.000% due 05/15/2033	2,500	2,416

University of California Regents Medical Center Revenue Bonds, (NPFGC Insured), Series 2007
4.750% due 05/15/2031	1,000	899

West Contra Costa, California Unified School District General Obligation Bonds, (AGC Insured), Series 2009
0.000% due 08/01/2022	5,000	2,600

Whittier, California Union High School District General Obligation Bonds, Series 2009
0.000% due 08/01/2025	1,500	588

		83,509

COLORADO 2.2%

Colorado State Certificates of Participation Bonds, (NPFGC Insured), Series 2005
5.000% due 11/01/2030	4,500	4,352

Colorado State Health Facilities Authority Revenue Bonds, (AGM Insured), Series 2003
5.500% due 05/15/2030	3,000	3,045

		7,397

DISTRICT OF COLUMBIA 3.9%

District of Columbia Revenue Bonds, Series 2009
5.750% due 10/01/2039	10,000	10,186

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2009
5.500% due 10/01/2039	2,500	2,571

		12,757

FLORIDA 2.3%

Florida State Board of Education General Obligation Bonds, Series 2010
4.000% due 01/01/2026	10	9

Florida State Board of Governors Revenue Bonds, Series 2008
6.500% due 07/01/2033	1,285	1,429

Jacksonville, Florida Economic Development Commission Revenue Bonds, Series 2007
5.300% due 05/01/2037	500	413

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2008
5.500% due 04/01/2038	500	488

Miami-Dade County, Florida Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 10/01/2035	4,000	3,661

Sarasota County, Florida Public Hospital Board Revenue Bonds, (NPFGC Insured), Series 1997
4.233% due 10/01/2021	2,000	1,781

		7,781

ILLINOIS 19.2%

Boone, McHenry & Dekalb Counties, Illinois Community Unit School Dist No. 100 General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 12/01/2019	5,195	3,397
0.000% due 12/01/2020	6,550	3,975

Chicago, Illinois Airport Revenue Bonds, (BABs), Series 2010
6.845% due 01/01/2038	2,000	1,958

See Accompanying Notes	Annual Report	March 31, 2011	111

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Airport Revenue Bonds, (NPFGC/FGIC Insured), Series 2005
5.250% due 01/01/2023	$5,000	$5,062

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2027	2,000	669

Chicago, Illinois General Obligation Bonds, (NPFGC Insured), Series 2001
5.590% due 01/01/2023	1,555	1,619

Chicago, Illinois General Obligation Bonds, Series 2009
5.000% due 01/01/2034	4,210	3,741

De Kalb County, Illinois Community Unit School District No. 424 General Obligation Bonds, (AMBAC Insured), Series 2001
0.000% due 01/01/2018	2,000	1,410

Illinois State Facilities Authority Revenue Bonds, Series 2009
5.500% due 08/15/2036	3,000	2,972

Illinois State Finance Authority Revenue Bonds, Series 2009
5.500% due 07/01/2037	15,000	15,168

Illinois State Finance Authority Revenue Bonds, Series 2010
5.500% due 04/01/2044	1,500	1,458

Illinois State Sports Facilities Authority Revenue Bonds, (AMBAC Insured), Series 2001
5.500% due 06/15/2030	11,750	11,463

Illinois State Toll Highway Authority Revenue Bonds, Series 2008
5.500% due 01/01/2033	8,905	8,826

Peoria, Illinois Public Building Commission Revenue Bonds, (AGC Insured), Series 2009
0.000% due 12/01/2020	3,000	1,817

		63,535

MARYLAND 1.1%

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2008
6.000% due 01/01/2043	1,600	1,471

Maryland State Health & Higher Educational Facilities Authority Revenue Bonds, Series 2009
6.750% due 07/01/2039	2,000	2,165

		3,636

MASSACHUSETTS 2.0%

Massachusetts State Revenue Bonds, (AGM Insured), Series 2005
3.236% due 06/01/2022	7,000	6,745

MICHIGAN 3.8%

Detroit, Michigan Revenue Bonds, (NPFGC Insured), Series 2003
5.000% due 07/01/2034	5,125	4,434

Michigan State Higher Education Student Loan Authority Revenue Bonds, (AMBAC Insured), Series 2005
4.875% due 03/01/2030	7,270	6,271

Michigan State Hospital Finance Authority Revenue Bonds, Series 2008
5.750% due 05/15/2038	2,000	1,970

		12,675

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEBRASKA 1.6%

Nebraska State Municipal Energy Agency Revenue Bonds, (BHAC Insured), Series 2010
10.120% due 04/01/2039	$5,000	$5,152

NEW JERSEY 5.3%

New Jersey State Economic Development Authority Revenue Bonds, (AGC Insured), Series 2009
5.500% due 12/15/2034	5,500	5,575

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
4.750% due 06/01/2034	7,000	4,288
5.000% due 06/01/2029	100	71
5.000% due 06/01/2041	7,350	4,442

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	3,000	3,229

		17,605

NEW YORK 16.3%

Liberty, New York Development Corp. Revenue Bonds, Series 2007
5.500% due 10/01/2037	1,000	1,008

Long Island, New York Power Authority Revenue Notes, (NPFGC Insured), Series 2006
2.261% due 09/01/2015	7,750	7,609

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2007
4.750% due 06/15/2035	4,000	3,790

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2009
5.250% due 06/15/2040	5,000	5,036

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series C
5.000% due 06/15/2031	10,000	10,052

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2009
5.250% due 01/15/2030	10,000	10,210
5.375% due 01/15/2034	1,905	1,932

New York State Metropolitan Transportation Authority Revenue Bonds, Series 2009
5.000% due 11/15/2034	2,500	2,429

New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC Insured), Series 2004
5.125% due 05/01/2034	2,500	2,439

New York State Port Authority of New York & New Jersey Revenue Bonds, (NPFGC/FGIC Insured), Series 2001
5.000% due 08/01/2036	7,310	7,016

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.750% due 11/01/2030	2,300	2,420

		53,941

NORTH CAROLINA 0.2%

North Carolina State Medical Care Commission Revenue Bonds, Series 2010
5.000% due 11/01/2043	750	647

OHIO 5.6%

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	250	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$7,200	$8,207

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	1,200	827
5.875% due 06/01/2030	500	362
5.875% due 06/01/2047	6,100	4,060
6.000% due 06/01/2042	6,100	4,197
6.500% due 06/01/2047	1,000	732

		18,617

RHODE ISLAND 0.4%

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.250% due 06/01/2042	1,425	1,240

SOUTH CAROLINA 2.3%

South Carolina State Tobacco Settlement Revenue Management Authority Revenue Bonds, Series 2001
6.375% due 05/15/2030	6,340	7,465

TENNESSEE 1.4%

Tennessee State Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2025	3,000	2,840
5.000% due 02/01/2027	2,000	1,864

		4,704

TEXAS 12.9%

Conroe, Texas Independent School District General Obligation Bonds, Series 2009
5.750% due 02/15/2035	5,000	5,236

Dallas, Texas Love Field Airport Modernization Corp. Revenue Bonds, Series 2010
5.250% due 11/01/2040	1,250	1,113

Harrison County, Texas Health Facilities Development Corp. Revenue Bonds, Series 2010
5.250% due 07/01/2028	1,250	1,092

Round Rock, Texas Independent School District General Obligation Bonds, Series 2009
5.250% due 08/01/2034	10,000	10,362

San Antonio, Texas Water System Revenue Bonds, Series 2009
5.250% due 05/15/2034	13,790	14,199

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2009
6.250% due 11/15/2029	8,000	8,511

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
8.338% due 02/15/2031	300	328

Texas State SA Energy Acquisition Public Facility Corp. Revenue Bonds, Series 2007
5.500% due 08/01/2027	2,000	1,970

		42,811

WASHINGTON 1.7%

King County, Washington Public Hospital District No. 1 General Obligation Bonds, Series 2008
5.250% due 12/01/2037	2,000	1,980

112	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	$1,000	$980

Washington State Health Care Facilities Authority Revenue Bonds, Series 2009
7.375% due 03/01/2038	2,500	2,667

		5,627

WEST VIRGINIA 1.1%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	4,940	3,452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WISCONSIN 0.1%

Wisconsin State General Obligation Bonds, (NPFGC Insured), Series 2006
5.000% due 05/01/2037	$200	$186

Total Municipal Bonds & Notes (Cost $355,582)		363,088

SHORT-TERM INSTRUMENTS 1.2%

REPURCHASE AGREEMENTS 0.1%

State Street Bank and Trust Co.
0.010% due 04/01/2011	444	444

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $455. Repurchase proceeds are $444.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.156% due 07/14/2011 - 08/25/2011 (a)(c)	$820	$820

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 0.9%
	289,776	2,903

Total Short-Term Instruments (Cost $4,167)		4,167

Total Investments 110.9% (Cost $359,749)		$367,255

Other Assets and Liabilities (Net) (10.9%)		(36,167)

Net Assets 100.0%		$331,088

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $820 have been pledged as collateral as of March 31, 2011 for swap contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Credit Indices - Sell Protection (1)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	$	5,600	$(111)	$(161)	$50
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015		25,000	(498)	(955)	457
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015		5,600	(112)	(152)	40

						$(721)	$(1,268)	$547

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.750%	06/20/2042	GSC	$	8,700	$(261)	$69	$(330)

(e)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Municipal Bonds & Notes
Alabama	$0	$515	$0	$515
Alaska	0	2,112	0	2,112
Arizona	0	979	0	979
California	0	83,509	0	83,509
Colorado	0	7,397	0	7,397
District of Columbia	0	12,757	0	12,757
Florida	0	7,781	0	7,781
Illinois	0	63,535	0	63,535
Maryland	0	3,636	0	3,636
Massachusetts	0	6,745	0	6,745
Michigan	0	12,675	0	12,675

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Nebraska	$0	$5,152	$0	$5,152
New Jersey	0	17,605	0	17,605
New York	0	53,941	0	53,941
North Carolina	0	647	0	647
Ohio	0	18,617	0	18,617
Rhode Island	0	1,240	0	1,240
South Carolina	0	7,465	0	7,465
Tennessee	0	4,704	0	4,704
Texas	0	42,811	0	42,811
Washington	0	5,627	0	5,627
West Virginia	0	3,452	0	3,452
Wisconsin	0	186	0	186

See Accompanying Notes	Annual Report	March 31, 2011	113

Schedule of Investments PIMCO Municipal Sector Portfolio (Cont.)

March 31, 2011

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Repurchase Agreements	$0	$444	$0	$444
U.S. Treasury Bills	0	820	0	820
PIMCO Short-Term Floating NAV Portfolio	2,903	0	0	2,903
	$2,903	$364,352	$0	$367,255

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$547	$0	$547

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$0	$(330)	$0	$(330)

Totals	$2,903	$364,569	$0	$367,472

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.

(f)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$547	$0	$0	$0	$547

Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$0	$0	$330	$330

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$46	$0	$0	$243	$289

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$547	$0	$0	$(330)	$217

(1)	See note 5 in the Notes to Financial Statements for additional information.

(g)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
DUB	$(111)	$0	$(111)
GSC	(759)	820	61
MSC	(112)	0	(112)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

114	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Real Return Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.1%

International Lease Finance Corp.
6.750% due 03/17/2015	$1,500	$1,511

Total Bank Loan Obligations (Cost $1,476)		1,511

CORPORATE BONDS & NOTES 2.1%

BANKING & FINANCE 1.5%

Commonwealth Bank of Australia
0.808% due 06/25/2014	3,800	3,833

Dexia Credit Local
0.710% due 03/05/2013	8,400	8,348

GATX Financial Corp.
5.800% due 03/01/2016	1,000	1,074

Prudential Financial, Inc.
3.450% due 06/10/2013	1,400	1,431

SLM Corp.
3.296% due 04/01/2014	200	194
3.496% due 03/01/2014	2,824	2,740
3.496% due 02/12/2016	1,140	1,043

Vita Capital III Ltd.
1.423% due 01/01/2012	600	594

		19,257

INDUSTRIALS 0.6%

EOG Resources, Inc.
1.060% due 02/03/2014	7,100	7,167

Total Corporate Bonds & Notes (Cost $25,769)		26,424

MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	495	346

Total Municipal Bonds & Notes (Cost $475)		346

U.S. TREASURY OBLIGATIONS 91.6%

Treasury Inflation Protected Securities (a)
0.500% due 04/15/2015	29,872	31,010
0.625% due 04/15/2013	938	982
1.125% due 01/15/2021	5,234	5,310
1.375% due 07/15/2018	3,268	3,479
1.375% due 01/15/2020	44,904	47,086
1.625% due 01/15/2015	39,103	42,394
1.750% due 01/15/2028	14,925	15,226
1.875% due 07/15/2013	43,742	47,320
1.875% due 07/15/2015 (c)(e)	79,887	87,894
1.875% due 07/15/2019	56,615	62,104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 04/15/2012		$58,161	$60,833
2.000% due 01/15/2014		56,962	62,080
2.000% due 07/15/2014		60,976	66,926
2.000% due 01/15/2016		2,252	2,487
2.000% due 01/15/2026		15,620	16,686
2.125% due 01/15/2019		14,768	16,477
2.375% due 04/15/2011		4,881	4,898
2.375% due 01/15/2017 (c)		49,243	55,518
2.375% due 01/15/2025 (c)(e)		68,733	77,238
2.375% due 01/15/2027		17,546	19,543
2.500% due 07/15/2016		62,300	70,735
2.500% due 01/15/2029 (e)		35,936	40,751
2.625% due 07/15/2017		44,621	51,244
3.375% due 01/15/2012		73,287	76,831
3.375% due 04/15/2032		22,329	28,780
3.625% due 04/15/2028 (e)		87,380	112,808
3.875% due 04/15/2029 (e)		84,407	113,059

Total U.S. Treasury Obligations (Cost $1,199,708)			1,219,699

MORTGAGE-BACKED SECURITIES 0.5%

Arkle Master Issuer PLC
1.464% due 05/17/2060		3,300	3,296

Wells Fargo Mortgage-Backed Securities Trust
2.885% due 10/25/2035		3,363	3,156

Total Mortgage-Backed Securities (Cost $6,392)			6,452

ASSET-BACKED SECURITIES 0.8%

Duane Street CLO
0.562% due 11/08/2017		776	742

Globaldrive BV
3.000% due 07/20/2015	EUR	2,863	4,069

SLM Student Loan Trust
6.255% due 07/15/2042		$6,055	5,851

Total Asset-Backed Securities (Cost $10,544)			10,662

SOVEREIGN ISSUES 2.9%

Australia Government CPI Linked Bond
2.500% due 09/20/2030	AUD	400	408
3.000% due 09/20/2025		1,000	1,125
4.000% due 08/20/2020		9,500	16,121

Canada Housing Trust No. 1
2.450% due 12/15/2015	CAD	5,000	5,056

Export-Import Bank of Korea
0.523% due 10/04/2011		$1,300	1,301

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	9,400	13,288

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2016 (a)	EUR	905	$1,308

Total Sovereign Issues (Cost $35,839)			38,607

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Wells Fargo & Co.
7.500% due 12/31/2049		400	414

Total Convertible Preferred Securities (Cost $400)			414

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS 0.3%

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011		$800	800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.625% due 04/30/2016 valued at $816. Repurchase proceeds are $800.)

State Street Bank and Trust Co.
0.010% due 04/01/2011		2,707	2,707
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,765. Repurchase proceeds are $2,707.)

			3,507

U.S. TREASURY BILLS 0.0%
0.148% due 09/15/2011 (c)		270	270

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.5%
		2,034,851	20,385

Total Short-Term Instruments (Cost $24,162)			24,162

Total Investments 99.8% (Cost $1,304,765)			$1,328,277

Written Options (g) (0.1%) (Premiums $671)			(798)

Other Assets and Liabilities (Net) 0.3%			3,870

Net Assets 100.0%			$1,331,349

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Affiliated to the Portfolio.
(c)	Securities with an aggregate market value of $1,330 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(d)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $34,577 at a weighted average interest rate of 0.185%. On March 31, 2011, there were no open reverse repurchase agreements.
(e)	Securities with an aggregate market value of $884 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	159	$(15)
90-Day Eurodollar June Futures	Long	06/2012	113	(62)

See Accompanying Notes	Annual Report	March 31, 2011	115

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Long	03/2012	639	$(110)
90-Day Eurodollar September Futures	Long	09/2011	285	25

				$(162)

(f)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
GATX Financial Corp.	CITI	(1.070%	)	03/20/2016	1.672%	$	1,000	$27	$0	$27

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
France Government Bond	BOA	0.250%	06/20/2015	0.620%	$	2,400	$(36)	$(46)	$10
France Government Bond	CITI	0.250%	06/20/2015	0.620%		5,000	(76)	(106)	30
JPMorgan Chase & Co.	HSBC	1.000%	09/20/2011	0.116%		2,700	13	12	1
JPMorgan Chase & Co.	UBS	1.000%	09/20/2011	0.116%		2,300	11	10	1
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		200	0	(3)	3
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%		1,300	30	16	14
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		2,000	45	24	21
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.450%		8,300	190	91	99

							$177	$(2)	$179

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	1-Month EUR-FRCPXTOB Index	2.095%	10/15/2011	UBS	EUR	5,400	$235	$0	$235

(g)	Written options outstanding on March 31, 2011:

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012	$	38,500	$328	$(562)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$	600	$2	$(1)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011		600	2	(1)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011		300	1	0
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	06/15/2011		900	3	(2)
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	06/15/2011		900	3	(1)
Call - OTC CDX.IG-15 5-Year Index	CSFB	Buy	0.800%	09/21/2011		200	1	0
Put - OTC CDX.IG-15 5-Year Index	CSFB	Sell	1.200%	09/21/2011		200	1	(1)
Call - OTC CDX.IG-15 5-Year Index	MSC	Buy	0.800%	06/15/2011		1,300	4	(2)
Put - OTC CDX.IG-15 5-Year Index	MSC	Sell	1.200%	06/15/2011		1,300	3	(1)

							$20	$(9)

116	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$2,300	$19	$(13)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	12,000	108	(69)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	2,800	36	(17)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	16,300	160	(128)

						$323	$(227)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount	Premium
Balance at 03/31/2010	4	$119,000	$994
Sales	216	325,600	2,258
Closing Buys	(220)	(357,800)	(2,517)
Expirations	0	(8,600)	(64)
Exercised	0	0	0

Balance at 03/31/2011	0	$78,200	$671

(h)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Buy	AUD	6,588	04/2011	RBS	$352	$0	$352
Buy	CAD	7,349	06/2011	BNP	48	0	48
Sell	EUR	7,518	04/2011	CITI	0	(504)	(504)
Sell		9,021	04/2011	MSC	0	(31)	(31)
Sell		7,487	04/2011	UBS	0	(514)	(514)
Sell	JPY	10,795	04/2011	BOA	2	0	2
Sell		137,145	04/2011	DUB	87	0	87
Sell		201,452	04/2011	RBC	67	0	67
Sell		167,817	04/2011	RBS	0	(2)	(2)
Buy	KRW	114,400	05/2011	BCLY	2	0	2
Buy		1,117,700	05/2011	CITI	23	0	23
Buy		92,181	05/2011	GSC	3	0	3
Buy		216,000	05/2011	HSBC	4	0	4
Buy		498,500	05/2011	JPM	14	0	14
Buy		434,000	05/2011	RBS	11	0	11
Buy	SGD	4,911	06/2011	BOA	57	0	57

					$670	$(1,051)	$(381)

(i)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,511	$0	$1,511
Corporate Bonds & Notes
Banking & Finance	0	18,663	594	19,257
Industrials	0	7,167	0	7,167
Municipal Bonds & Notes
West Virginia	0	346	0	346
U.S. Treasury Obligations	0	1,219,699	0	1,219,699
Mortgage-Backed Securities	0	6,452	0	6,452
Asset-Backed Securities	0	9,920	742	10,662
Sovereign Issues	0	25,319	13,288	38,607
Convertible Preferred Securities
Banking & Finance	414	0	0	414
Short-Term Instruments
Repurchase Agreements	0	3,507	0	3,507
U.S. Treasury Bills	0	270	0	270
PIMCO Short-Term Floating NAV Portfolio	20,385	0	0	20,385
	$20,799	$1,292,854	$14,624	$1,328,277

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Financial Derivative Instruments (7) - Assets
Credit Contracts	0	206	0	206
Foreign Exchange Contracts	0	670	0	670
Interest Rate Contracts	25	235	0	260
	$25	$1,111	$0	$1,136

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(9)	0	(9)
Foreign Exchange Contracts	0	(1,051)	0	(1,051)
Interest Rate Contracts	(187)	(562)	(227)	(976)
	$(187)	$(1,622)	$(227)	$(2,036)

Totals	$20,637	$1,292,343	$14,397	$1,327,377

See Accompanying Notes	Annual Report	March 31, 2011	117

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$0	$0	$0	$0	$0	$594	$0	$594	$0
Asset-Backed Securities	924	743	(950)	2	(1)	24	0	0	742	(1)
Sovereign Issues	0	13,315	0	0	0	(27)	0	0	13,288	(27)

	$924	$14,058	$(950)	$2	$(1)	$(3)	$594	$0	$14,624	$(28)

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(41)	$0	$(303)	$0	$0	$117	$0	$0	$(227)	$96

Totals	$883	$14,058	$(1,253)	$2	$(1)	$114	$594	$0	$14,397	$68

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Variation margin receivable (2)	$0	$0	$0	$0	$134	$134
Unrealized appreciation on foreign currency contracts	0	0	0	670	0	670
Unrealized appreciation on swap agreements	0	206	0	0	235	441

	$0	$206	$0	$670	$369	$1,245

Liabilities:
Written options outstanding	$0	$9	$0	$0	$789	$798
Unrealized depreciation on foreign currency contracts	0	0	0	1,051	0	1,051

	$0	$9	$0	$1,051	$789	$1,849

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$81	$0	$64	$(64)	$81
Net realized gain on foreign currency transactions	0	0	0	1,622	0	1,622

	$0	$81	$0	$1,686	$(64)	$1,703

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$284	$0	$(13)	$(1,338)	$(1,067)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(636)	0	(636)

	$0	$284	$0	$(649)	$(1,338)	$(1,703)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(162) as reported in the Notes to Schedule of Investments.

118	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BCLY	$0	$0	$0
BNP	48	0	48
BOA	53	0	53
CITI	(629)	689	60
CSFB	(4)	0	(4)
DUB	4	0	4
GSC	193	0	193
HSBC	17	0	17
JPM	14	0	14
MSC	(34)	0	(34)
RBC	67	0	67
RBS	(201)	371	170
UBS	(268)	270	2

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

See Accompanying Notes	Annual Report	March 31, 2011	119

Schedule of Investments PIMCO Short-Term Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 21.2%

BANKING & FINANCE 17.1%

American International Group, Inc.
5.050% due 10/01/2015 (e)	$20,000	$20,681
5.850% due 01/16/2018	500	522

Bear Stearns Cos. LLC
6.950% due 08/10/2012 (e)	5,863	6,312

Citigroup, Inc.
2.312% due 08/13/2013 (e)	15,000	15,451
6.000% due 02/21/2012	10,000	10,449
6.500% due 08/19/2013 (e)	15,000	16,398

CNA Financial Corp.
5.850% due 12/15/2014	3,000	3,233

Countrywide Financial Corp.
5.800% due 06/07/2012 (e)	10,000	10,520
6.250% due 05/15/2016 (e)	5,000	5,335

Credit Suisse
5.000% due 05/15/2013	6,500	6,939

DBS Bank Ltd.
0.534% due 05/16/2017	25,000	24,699

First Union National Bank of Florida
6.180% due 02/15/2036	600	653

Goldman Sachs Group, Inc.
5.300% due 02/14/2012	7,000	7,274

International Lease Finance Corp.
5.625% due 09/20/2013	5,000	5,106

iStar Financial, Inc.
5.950% due 10/15/2013	6,000	5,745

Lehman Brothers Holdings, Inc.
6.200% due 09/26/2014 (a)	5,000	1,325
7.000% due 09/27/2027 (a)	2,000	522

Merrill Lynch & Co., Inc.
6.050% due 08/15/2012 (e)	11,777	12,515

ORIX Corp.
5.480% due 11/22/2011	5,000	5,126

Royal Bank of Scotland Group PLC
2.732% due 08/23/2013 (e)	28,500	29,294
3.950% due 09/21/2015 (e)	10,000	10,006

SLM Corp.
0.533% due 10/25/2011	8,000	7,915
8.000% due 03/25/2020	1,300	1,419
8.450% due 06/15/2018	4,000	4,486

UBS AG
4.875% due 08/04/2020 (e)	11,500	11,600

		223,525

INDUSTRIALS 3.7%

American Airlines Pass-Through Trust
7.858% due 04/01/2013	15,000	15,506

AutoZone, Inc.
5.875% due 10/15/2012	3,000	3,201

Kerr-McGee Corp.
6.875% due 09/15/2011	4,000	4,101

Lennar Corp.
5.950% due 10/17/2011	3,000	3,060

Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	12,856	12,920

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	2,500	2,704

Sealed Air Corp.
5.625% due 07/15/2013	5,000	5,240

UAL Pass-Through Trust
6.636% due 01/02/2024	1,272	1,285

		48,017

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
UTILITIES 0.4%

Consumers Energy Co.
5.000% due 02/15/2012	$3,000	$	3,110

DPL, Inc.
6.875% due 09/01/2011	2,500		2,563

			5,673

Total Corporate Bonds & Notes (Cost $274,981)			277,215

MUNICIPAL BONDS & NOTES 0.2%

TEXAS 0.2%

North Texas State Higher Education Authority
1.466% due 04/01/2040	2,800		2,789

Total Municipal Bonds & Notes (Cost $2,800)			2,789

U.S. GOVERNMENT AGENCIES 13.8%

Fannie Mae
0.310% due 12/25/2036	565		556
0.370% due 03/25/2034 (e)	349		344
0.400% due 10/25/2035 (e)	2,922		2,862
0.450% due 05/25/2035	118		117
0.550% due 01/25/2034 (e)	95		95
0.600% due 05/25/2042	80		80
0.600% due 09/25/2042 - 02/25/2044 (e)	987		984
0.650% due 08/25/2017 - 12/25/2033 (e)	967		969
0.650% due 06/25/2029 - 08/25/2033	459		460
0.654% due 11/17/2030	92		92
0.654% due 05/18/2032 (e)	210		210
0.690% due 05/25/2036	362		363
0.700% due 10/25/2030 - 02/25/2033 (e)	594		596
0.704% due 10/18/2030 (e)	188		188
0.731% due 09/17/2027	113		113
0.750% due 08/25/2031	316		317
0.750% due 01/25/2033 (e)	227		228
0.754% due 11/18/2030	129		129
0.754% due 05/18/2032 (e)	434		436
0.781% due 12/25/2013	21		21
0.800% due 12/25/2030 (e)	101		101
0.824% due 03/25/2027 (e)	281		273
0.831% due 12/25/2021 (e)	93		93
0.833% due 03/25/2027 (e)	669		666
0.880% due 04/25/2031	460		462
0.881% due 04/25/2022 (e)	31		31
0.881% due 12/25/2023	138		139
0.900% due 09/25/2023 - 11/25/2031	365		369
0.931% due 10/25/2022 (e)	106		106
0.950% due 04/25/2032 (e)	233		235
0.981% due 09/25/2022 (e)	33		33
1.031% due 05/25/2022 (e)	136		138
1.081% due 09/25/2020 (e)	82		83
1.111% due 01/25/2022 (e)	126		128
1.250% due 04/25/2032	138		140
1.281% due 12/25/2023	722		730
1.431% due 04/25/2023 - 10/25/2023	327		332
1.481% due 05/25/2022 (e)	121		123
1.481% due 01/25/2024	394		402
1.518% due 07/01/2042 - 07/01/2044 (e)	1,861		1,868
1.568% due 09/01/2041 (e)	82		83
1.718% due 09/01/2040	23		23
1.765% due 08/01/2028 (e)	346		356
1.812% due 07/01/2033 (e)	303		307
1.815% due 05/01/2034 (e)	186		190
1.840% due 10/01/2034 (e)	594		610
1.877% due 05/01/2032 (e)	102		105
1.905% due 07/01/2035 (e)	502		509

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
1.907% due 06/01/2035 (e)	$259	$	267
1.915% due 12/01/2032 (e)	150		154
1.936% due 09/01/2033 (e)	112		115
1.942% due 06/01/2020	4		4
1.952% due 07/01/2036 (e)	711		732
1.961% due 04/01/2028 (e)	113		117
1.962% due 01/01/2033 (e)	47		48
1.965% due 05/01/2034 (e)	193		194
1.969% due 01/01/2035	24		25
1.976% due 06/01/2033 (e)	306		309
1.995% due 08/01/2036 (e)	154		160
2.007% due 05/01/2035 (e)	303		313
2.010% due 10/01/2033 (e)	150		152
2.014% due 11/01/2033 (e)	352		365
2.015% due 09/01/2033 (e)	512		528
2.018% due 03/01/2034 (e)	353		367
2.022% due 06/01/2034 (e)	84		85
2.028% due 04/01/2033 - 01/01/2035 (e)	681		706
2.037% due 02/01/2035 (e)	449		468
2.039% due 01/01/2035 (e)	130		136
2.049% due 07/01/2034 (e)	314		327
2.058% due 09/01/2034 (e)	167		174
2.063% due 07/01/2035 (e)	109		114
2.065% due 07/01/2035 (e)	81		84
2.086% due 07/01/2036 (e)	319		331
2.090% due 10/01/2032 (e)	71		73
2.091% due 07/01/2034 (e)	797		830
2.108% due 09/01/2033 (e)	194		202
2.117% due 02/01/2035 (e)	145		150
2.142% due 12/01/2034 (e)	85		88
2.145% due 07/01/2033 (e)	390		406
2.150% due 09/01/2033 (e)	467		472
2.156% due 10/01/2035 (e)	751		783
2.235% due 07/01/2033 (e)	327		339
2.238% due 04/01/2035 (e)	96		99
2.244% due 08/01/2033 (e)	123		124
2.245% due 01/01/2033 - 05/01/2035 (e)	611		636
2.250% due 01/01/2033 (e)	232		241
2.270% due 01/01/2033	19		20
2.274% due 11/01/2035 (e)	101		103
2.277% due 01/01/2034	9		9
2.285% due 08/01/2035 (e)	595		616
2.290% due 01/01/2034 (e)	151		152
2.295% due 11/01/2035 (e)	142		146
2.297% due 12/01/2035	13		13
2.310% due 11/01/2022	23		24
2.313% due 02/01/2035 (e)	237		248
2.320% due 04/01/2034 - 11/01/2035 (e)	288		294
2.321% due 02/01/2034 (e)	485		506
2.322% due 12/01/2034 (e)	198		208
2.350% due 11/01/2026 (e)	413		430
2.351% due 11/01/2034 (e)	64		67
2.365% due 06/01/2027	17		17
2.373% due 01/01/2033 (e)	66		69
2.375% due 09/01/2032 - 03/01/2036 (e)	686		715
2.385% due 11/01/2043 (e)	132		138
2.403% due 02/01/2032 - 01/01/2034 (e)	239		250
2.404% due 01/01/2033 (e)	29		31
2.414% due 12/01/2035 (e)	413		433
2.420% due 04/01/2034 (e)	202		203
2.425% due 01/01/2036 (e)	564		592
2.439% due 03/01/2033 (e)	27		29
2.446% due 02/01/2035 (e)	269		282
2.449% due 11/01/2031 (e)	44		46
2.455% due 10/01/2033 (e)	675		708
2.458% due 01/01/2035 (e)	237		249
2.462% due 05/01/2033 (e)	45		46
2.463% due 04/01/2033 (e)	55		57
2.464% due 05/01/2033 (e)	64		67
2.466% due 03/01/2034 (e)	31		31
2.467% due 02/01/2034 - 03/01/2035 (e)	429		452

120	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.469% due 07/01/2034 (e)	$160	$	168
2.472% due 03/01/2035 (e)	698		734
2.480% due 01/01/2033	16		17
2.487% due 12/01/2035 (e)	159		166
2.500% due 05/01/2032 - 06/01/2035 (e)	3,403		3,564
2.501% due 09/01/2034 (e)	466		492
2.504% due 11/01/2032 (e)	90		94
2.505% due 04/01/2035 (e)	154		162
2.512% due 01/01/2035 (e)	400		418
2.518% due 02/01/2036 (e)	271		284
2.523% due 02/01/2034 (e)	154		162
2.525% due 09/01/2032 - 01/01/2033 (e)	486		510
2.530% due 03/25/2022	18		19
2.531% due 07/01/2033 (e)	30		32
2.535% due 09/01/2035 (e)	491		519
2.540% due 04/01/2033 - 08/01/2046 (e)	891		938
2.541% due 03/01/2033 (e)	252		264
2.545% due 05/01/2034 (e)	121		126
2.560% due 11/01/2024 - 04/01/2035 (e)	923		950
2.561% due 03/01/2034 (e)	802		814
2.566% due 03/01/2035 (e)	599		605
2.567% due 04/01/2033	6		6
2.580% due 09/01/2033 (e)	188		197
2.586% due 08/01/2033 (e)	217		228
2.590% due 11/01/2034 (e)	492		517
2.593% due 08/01/2033 (e)	280		293
2.610% due 08/01/2034 (e)	578		609
2.625% due 06/01/2019 - 04/01/2035 (e)	337		351
2.627% due 12/01/2032 (e)	291		306
2.629% due 02/01/2034 (e)	212		222
2.630% due 10/25/2021 (e)	49		51
2.642% due 07/01/2035 (e)	174		181
2.646% due 07/01/2034 (e)	331		347
2.650% due 06/01/2030 (e)	34		34
2.652% due 07/01/2018	18		19
2.662% due 07/01/2035	12		12
2.664% due 10/01/2034 (e)	102		108
2.675% due 06/01/2034 (e)	365		383
2.681% due 10/01/2033 (e)	462		489
2.684% due 04/25/2023	39		39
2.686% due 11/01/2034 (e)	64		68
2.689% due 06/01/2034	14		15
2.689% due 12/01/2035 (e)	114		120
2.691% due 11/01/2034 (e)	178		188
2.694% due 09/01/2033 (e)	142		149
2.696% due 12/01/2035 (e)	509		535
2.706% due 11/01/2032 - 08/01/2033	10		11
2.707% due 09/01/2029 (e)	255		268
2.746% due 11/01/2033 (e)	520		547
2.750% due 06/01/2034 - 07/01/2035 (e)	143		150
2.756% due 11/01/2033 (e)	322		339
2.758% due 07/01/2027 - 11/01/2040	113		116
2.768% due 04/01/2024	12		12
2.775% due 05/01/2030 (e)	26		26
2.800% due 06/01/2035 - 08/01/2035 (e)	266		279
2.805% due 10/01/2035 (e)	140		148
2.808% due 03/01/2034 (e)	527		553
2.814% due 11/01/2034 (e)	93		97
2.816% due 11/01/2033 (e)	400		420
2.819% due 10/01/2033 (e)	188		197
2.824% due 08/01/2035 (e)	545		574
2.845% due 10/01/2035 (e)	189		199
2.853% due 10/01/2024 (e)	31		31
2.862% due 04/01/2033 (e)	345		363
2.898% due 04/01/2035 (e)	129		134
2.904% due 07/01/2022 - 08/01/2032	21		22
3.078% due 10/01/2043	19		20

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.183% due 04/01/2040 (e)	$888	$	933
3.249% due 05/01/2037 (e)	811		823
3.310% due 02/25/2032 (e)	300		300
3.311% due 01/01/2019 (e)	279		289
3.330% due 03/01/2036 (e)	187		188
3.375% due 07/01/2017	21		22
3.464% due 07/01/2029 (e)	32		33
3.500% due 09/01/2013 (e)	55		56
3.507% due 05/01/2036 (e)	1,082		1,098
3.509% due 12/01/2018	16		17
3.589% due 04/01/2036 (e)	719		729
3.652% due 09/01/2033 (e)	1,286		1,344
3.656% due 09/01/2035 (e)	805		846
3.703% due 03/01/2035 (e)	539		552
3.720% due 02/01/2035 (e)	113		118
3.773% due 09/01/2035 (e)	800		813
3.786% due 05/01/2036 (e)	274		274
3.880% due 12/01/2018	26		27
3.950% due 07/01/2019	17		18
4.000% due 05/01/2011 - 12/25/2029 (e)	451		463
4.000% due 03/01/2012 - 11/25/2016	33		33
4.049% due 05/01/2036 (e)	335		347
4.056% due 07/01/2019	19		20
4.074% due 07/01/2019	16		16
4.091% due 08/25/2042 (e)	93		98
4.186% due 04/01/2034 (e)	109		114
4.212% due 07/01/2035 (e)	69		72
4.250% due 07/25/2017 (e)	531		548
4.410% due 11/01/2033 (e)	1,027		1,081
4.462% due 07/01/2017	20		20
4.489% due 04/01/2036 (e)	460		464
4.500% due 01/01/2013 - 05/25/2029 (e)	3,638		3,771
4.500% due 02/01/2013 - 09/25/2018	31		32
4.590% due 09/01/2018	19		20
4.620% due 09/01/2017	25		26
4.673% due 06/01/2033 (e)	339		359
4.775% due 04/01/2018	1		1
4.805% due 01/01/2035 (e)	2,267		2,360
4.846% due 04/01/2035 (e)	57		60
4.850% due 02/01/2013 (e)	77		80
4.985% due 01/01/2035 (e)	3,288		3,453
4.990% due 06/01/2021 (e)	29		30
5.000% due 05/01/2012 - 04/01/2014	37		39
5.000% due 09/01/2013 - 06/25/2019 (e)	1,515		1,573
5.033% due 07/01/2036 (e)	215		217
5.075% due 01/01/2018	20		20
5.084% due 11/01/2036 (e)	198		208
5.096% due 04/01/2037 (e)	146		155
5.182% due 03/01/2033 (e)	107		113
5.227% due 05/01/2036 (e)	267		280
5.242% due 01/01/2037	22		23
5.255% due 05/01/2035 - 03/01/2037 (e)	1,118		1,171
5.327% due 12/01/2032 (e)	150		160
5.365% due 08/01/2024	10		10
5.368% due 03/01/2038 (e)	824		878
5.436% due 10/01/2032 (e)	170		181
5.438% due 01/01/2036 (e)	85		91
5.492% due 01/01/2036 (e)	28		30
5.500% due 03/01/2012 - 02/01/2022 (e)	1,118		1,193
5.507% due 10/01/2012	1		1
5.538% due 04/01/2036 (e)	28		30
5.556% due 12/01/2036 (e)	619		653
5.585% due 06/01/2037 (e)	399		426
5.664% due 12/01/2036 (e)	67		71
5.708% due 07/01/2037 (e)	703		750
5.800% due 06/01/2036 (e)	459		483
5.875% due 07/01/2037 (e)	265		283
5.937% due 05/01/2036 (e)	494		529
5.950% due 02/25/2044 (e)	1,124		1,132

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 09/25/2014 - 08/25/2044 (e)	$1,208	$	1,274
6.148% due 02/01/2037 (e)	167		177
6.187% due 09/01/2036 (e)	30		32
6.250% due 05/25/2042 (e)	78		86
6.399% due 12/25/2042 (e)	310		361
6.500% due 01/01/2016	10		11
6.500% due 07/25/2021 - 01/25/2044 (e)	2,870		3,082
6.605% due 11/01/2014	12		11
6.750% due 02/01/2015	4		4
7.000% due 09/01/2011	23		24
7.000% due 08/01/2014 - 02/25/2044 (e)	613		689
7.500% due 12/01/2014 - 05/25/2042 (e)	119		134
7.500% due 05/01/2028	19		22
8.000% due 08/25/2022 - 10/01/2026 (e)	306		354
9.000% due 03/25/2020 - 01/01/2026 (e)	260		301
9.500% due 07/01/2021	24		24

Federal Housing Administration
7.430% due 07/01/2018 - 07/25/2022	566		560

Freddie Mac
0.505% due 07/15/2034	520		518
0.509% due 08/25/2031	1,183		1,151
0.530% due 09/25/2031	712		676
0.555% due 04/15/2035 - 03/15/2036	37		37
0.600% due 06/25/2029	168		146
0.605% due 02/15/2018 - 03/15/2029 (e)	1,277		1,281
0.650% due 05/25/2043 (e)	2,197		2,202
0.655% due 07/15/2026 (e)	219		220
0.655% due 11/15/2032 - 01/15/2033	288		289
0.705% due 08/15/2029 (e)	180		180
0.755% due 01/15/2032 (e)	47		48
0.762% due 03/15/2024 - 09/15/2026 (e)	342		342
0.805% due 08/15/2029 - 03/15/2032 (e)	611		613
0.812% due 05/15/2023 - 10/15/2026 (e)	618		618
0.855% due 06/15/2029 - 12/15/2031 (e)	907		911
0.912% due 08/15/2022 - 03/15/2023 (e)	457		457
1.012% due 04/15/2022 (e)	79		79
1.513% due 10/25/2044 (e)	1,750		1,726
1.518% due 02/25/2045	155		151
1.718% due 07/25/2044 (e)	8,882		8,816
2.034% due 10/15/2013 (e)	53		54
2.107% due 03/01/2035 (e)	158		164
2.116% due 12/01/2035 (e)	142		149
2.220% due 04/01/2035 (e)	1,348		1,396
2.250% due 02/01/2035 (e)	243		252
2.290% due 09/01/2034 (e)	169		170
2.299% due 04/01/2036 (e)	462		487
2.308% due 11/01/2035	8		8
2.365% due 08/01/2033 (e)	74		76
2.370% due 02/01/2034 (e)	383		388
2.385% due 10/01/2027 (e)	32		32
2.387% due 01/01/2028	12		12
2.391% due 03/01/2030 (e)	100		100
2.457% due 11/01/2029 (e)	185		194
2.469% due 10/01/2033 (e)	584		613
2.474% due 11/01/2033 (e)	91		96
2.475% due 11/01/2033 (e)	160		169
2.480% due 12/01/2033 - 03/01/2034 (e)	674		706
2.481% due 01/01/2034 (e)	86		90
2.482% due 12/01/2033 (e)	258		271
2.483% due 10/01/2033 (e)	129		135

See Accompanying Notes	Annual Report	March 31, 2011	121

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.484% due 08/01/2015 (e)	$31	$	31
2.487% due 11/01/2034 (e)	500		526
2.491% due 10/01/2033 (e)	299		315
2.497% due 10/01/2034 (e)	505		531
2.498% due 01/01/2036 (e)	264		276
2.499% due 10/01/2034 (e)	955		1,005
2.500% due 12/01/2032 - 12/01/2034 (e)	1,804		1,882
2.502% due 02/01/2036 (e)	49		51
2.503% due 02/01/2035 (e)	344		362
2.504% due 12/01/2035 (e)	46		49
2.510% due 10/01/2029 (e)	29		30
2.513% due 11/01/2031 (e)	138		145
2.529% due 03/01/2034 (e)	315		332
2.545% due 03/01/2034 (e)	1,628		1,713
2.551% due 09/01/2035 (e)	481		504
2.574% due 04/01/2034 (e)	548		570
2.576% due 01/01/2030 - 09/01/2034 (e)	1,330		1,400
2.582% due 09/01/2034 (e)	245		258
2.592% due 04/01/2034 (e)	216		224
2.596% due 04/01/2034 (e)	910		944
2.601% due 11/01/2034 (e)	714		750
2.603% due 12/01/2034 (e)	1,638		1,722
2.605% due 04/01/2034 - 09/01/2035 (e)	1,159		1,202
2.607% due 08/01/2034 - 01/01/2035 (e)	963		1,013
2.611% due 03/01/2032 - 04/01/2032 (e)	409		421
2.616% due 04/01/2032 (e)	340		355
2.617% due 09/01/2035 (e)	199		208
2.618% due 02/01/2036 (e)	122		128
2.637% due 12/01/2034 (e)	46		49
2.640% due 12/01/2035 (e)	356		373
2.645% due 02/01/2036	9		9
2.658% due 09/01/2035 - 08/01/2036 (e)	491		516
2.669% due 07/01/2033 (e)	81		85
2.670% due 04/01/2034	23		24
2.685% due 08/01/2035 (e)	468		493
2.689% due 07/01/2034 (e)	267		280
2.725% due 09/01/2030 (e)	127		134
2.741% due 06/01/2036 (e)	407		412
2.750% due 07/01/2033 (e)	863		903
2.758% due 02/01/2019 (e)	77		80
2.778% due 08/01/2035	17		18
2.779% due 07/01/2035 - 02/01/2036 (e)	98		103
2.785% due 11/01/2034 (e)	341		360
2.786% due 04/01/2035 (e)	152		154
2.792% due 10/01/2035 (e)	801		844
2.802% due 06/01/2035 (e)	60		63
2.847% due 09/01/2034 (e)	92		97
2.860% due 12/01/2034	24		26
2.895% due 03/01/2035 (e)	276		278
2.904% due 01/01/2030 (e)	137		141
2.910% due 08/01/2035 (e)	837		879
2.928% due 03/01/2035 (e)	264		277
2.940% due 08/01/2023	20		21
3.002% due 09/01/2035 (e)	53		55
3.015% due 12/01/2035 (e)	403		421
3.020% due 09/01/2035 (e)	72		76
3.049% due 05/01/2035 (e)	517		536
3.126% due 03/01/2036 (e)	940		984
3.197% due 08/01/2036 (e)	1,332		1,400
3.204% due 05/01/2035 (e)	358		361
3.337% due 12/01/2024 (e)	241		243
3.419% due 11/01/2024 (e)	130		131
3.500% due 03/15/2018	20		21
3.758% due 07/01/2036 (e)	638		644
4.000% due 05/15/2016 - 02/15/2020 (e)	1,127		1,151
4.185% due 01/01/2034 (e)	3,285		3,406
4.500% due 08/01/2013 - 08/15/2034 (e)	1,724		1,755

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
4.500% due 06/15/2016 - 03/15/2021	$29	$	30
4.592% due 07/01/2019	8		8
4.748% due 11/01/2034 (e)	1,770		1,839
4.750% due 12/15/2016	16		16
4.750% due 01/15/2031 (e)	66		67
4.816% due 02/01/2035 (e)	996		1,045
4.836% due 07/01/2035 (e)	675		707
4.882% due 01/01/2035 (e)	529		534
4.896% due 01/01/2036 (e)	70		74
4.933% due 07/01/2033	24		26
5.000% due 11/15/2011 - 01/15/2018 (e)	663		674
5.000% due 10/01/2012 - 01/15/2017	28		29
5.011% due 05/01/2033	15		16
5.014% due 08/01/2035 (e)	274		290
5.071% due 10/01/2034	10		11
5.185% due 11/01/2033 (e)	956		1,013
5.211% due 06/01/2035	12		13
5.263% due 02/01/2037 (e)	56		59
5.355% due 11/01/2034 (e)	311		314
5.357% due 12/01/2036 (e)	411		433
5.396% due 04/01/2036 (e)	149		155
5.422% due 09/01/2035 (e)	195		207
5.441% due 11/01/2036 (e)	1,186		1,250
5.500% due 07/01/2012 - 10/15/2032 (e)	1,677		1,767
5.500% due 10/01/2012 - 08/15/2030	83		87
5.613% due 12/01/2036 (e)	2,047		2,165
5.658% due 03/01/2036 (e)	72		76
5.672% due 03/01/2036 (e)	479		483
5.746% due 11/01/2036 (e)	54		57
5.795% due 01/01/2037 (e)	37		39
5.962% due 07/01/2036	12		12
6.000% due 04/01/2016 - 05/01/2035 (e)	3,039		3,255
6.000% due 01/15/2029 - 05/15/2030	20		21
6.006% due 11/01/2036 (e)	33		36
6.007% due 04/01/2037 (e)	826		872
6.040% due 01/01/2037 (e)	72		76
6.250% due 12/15/2023 (e)	30		34
7.000% due 06/01/2017	4		4
7.000% due 10/15/2022 - 07/15/2027 (e)	392		440
8.500% due 11/15/2021 (e)	281		317

Ginnie Mae
0.454% due 01/16/2031	76		76
0.604% due 06/20/2032	92		92
0.654% due 03/16/2029 - 02/16/2032	948		948
0.704% due 03/16/2031	121		121
0.754% due 04/16/2030 - 04/16/2032	220		221
0.804% due 10/16/2029	115		115
2.125% due 10/20/2029 (e)	1,129		1,165
2.625% due 07/20/2026 - 09/20/2032 (e)	1,487		1,538
3.250% due 01/20/2030	13		14
3.375% due 02/20/2025	22		23
3.375% due 01/20/2027 - 04/20/2033 (e)	770		803
4.500% due 08/20/2035 (e)	128		130
6.000% due 01/15/2032 - 03/15/2032	11		12
8.000% due 06/20/2025	2		2
8.500% due 12/20/2026 - 11/20/2027	33		39

Total U.S. Government Agencies (Cost $175,590)			181,192

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 0.1%

U.S. Treasury Notes
0.375% due 10/31/2012	$900	$	897
0.500% due 11/30/2012	187		186
2.375% due 08/31/2014 (d)	700		720

Total U.S. Treasury Obligations (Cost $1,812)			1,803

MORTGAGE-BACKED SECURITIES 64.6%

ABN AMRO Mortgage Corp.
5.000% due 07/25/2018	568		589

Adjustable Rate Mortgage Trust
0.500% due 10/25/2035	25		19
0.990% due 01/25/2035	420		415
0.990% due 02/25/2035	929		857
2.827% due 01/25/2035	1,848		1,893
3.088% due 03/25/2035	22		22
4.901% due 01/25/2035	4,385		4,314
5.274% due 11/25/2035	729		600

American Home Mortgage Investment Trust
0.600% due 02/25/2044	10		10
1.960% due 09/25/2045	1,706		1,500
2.090% due 09/25/2035	25,000		24,644
2.250% due 02/25/2045	2,207		2,041
2.274% due 02/25/2044	13		13
2.281% due 10/25/2034	734		667

Arkle Master Issuer PLC
0.404% due 02/17/2052	29,000		28,855

Banc of America Alternative Loan Trust
0.750% due 04/25/2033	444		432
5.000% due 06/25/2019	885		905
6.000% due 04/25/2036	1,461		1,445

Banc of America Commercial Mortgage, Inc.
5.634% due 04/10/2049	778		790

Banc of America Funding Corp.
0.334% due 07/20/2036	8		8
2.830% due 03/20/2035	115		114
3.071% due 11/20/2034	4,885		4,161
5.312% due 11/20/2035	628		466

Banc of America Large Loan, Inc.
0.765% due 08/15/2029	10,259		9,853

Banc of America Mortgage Securities, Inc.
2.872% due 02/25/2034	1,698		1,570
2.906% due 01/25/2034	160		154
2.959% due 05/25/2033	1,284		1,284
2.960% due 04/25/2034	527		506
2.964% due 01/25/2035	312		258
2.982% due 02/25/2033	380		325
3.109% due 09/25/2033	11,634		11,561
3.165% due 09/25/2033	625		639
3.174% due 11/25/2034	75		70
3.219% due 11/25/2033	355		349
3.226% due 10/25/2034	81		77
5.000% due 12/25/2018	128		131
5.145% due 10/25/2035	560		505
6.500% due 09/25/2033	947		989

Banc of America Re-REMIC Trust
1.274% due 01/17/2049	4,100		4,098
1.464% due 12/17/2049	2,000		1,998

BCAP LLC Trust
0.370% due 07/26/2036	10,231		9,953
0.452% due 12/21/2046	5,295		5,101
0.460% due 02/26/2036	11,651		10,728
2.215% due 11/26/2045	8,736		8,731
2.690% due 10/26/2035	7,011		6,688
2.837% due 07/26/2036	9,838		9,791
2.863% due 02/26/2036	16,874		17,552
2.864% due 05/20/2035	8,215		8,436
2.928% due 11/26/2035	2,958		2,985
2.989% due 11/26/2035	10,700		10,552

122	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.240% due 09/26/2035	$9,841	$	9,805
3.648% due 05/26/2036	8,307		8,259
4.851% due 10/26/2036	4,936		4,958
5.000% due 07/26/2035	6,927		7,061
5.000% due 10/26/2037	2,847		2,891
5.143% due 07/26/2036	4,596		4,668
5.162% due 03/26/2037	3,718		3,763
5.250% due 06/26/2035	9,263		9,258
5.250% due 05/26/2037	286		291
5.284% due 05/26/2037	9,307		9,614
5.297% due 05/26/2047	9,519		9,737
5.397% due 04/26/2037	3,726		3,800
5.398% due 12/26/2036	8,449		8,651
5.453% due 04/26/2037	7,086		7,246
5.500% due 12/26/2035	12,360		12,355
5.500% due 02/26/2036	7,475		7,606
5.523% due 10/26/2035	3,776		3,942
5.531% due 06/26/2037	3,345		3,465
5.593% due 07/26/2037	3,563		3,578
5.695% due 02/26/2037	4,704		4,801
5.695% due 07/26/2037	3,542		3,615
5.721% due 07/26/2037	5,705		5,749
5.803% due 06/26/2047	5,032		5,124
5.827% due 05/26/2037	8,715		8,759
5.879% due 07/26/2037	4,678		4,760
6.000% due 08/26/2037	9,299		9,702
6.500% due 02/26/2036	8,950		8,915

Bear Stearns Adjustable Rate Mortgage Trust
2.560% due 10/25/2035	4,200		3,847
2.710% due 03/25/2035	3,177		3,060
2.726% due 04/25/2033	395		391
2.754% due 08/25/2033	642		642
2.770% due 02/25/2033	17		16
2.783% due 02/25/2034	1,406		1,246
2.830% due 10/25/2033	86		86
2.859% due 01/25/2034	498		503
2.860% due 10/25/2035	12,994		12,403
2.884% due 05/25/2033	2		2
2.901% due 02/25/2034	293		288
2.906% due 11/25/2034	3,050		2,907
2.937% due 01/25/2035	235		215
3.045% due 10/25/2034	283		260
3.075% due 01/25/2034	1,133		1,110
3.158% due 10/25/2034	5,793		5,051
3.241% due 07/25/2034	202		188
3.339% due 12/25/2035	1,125		1,083
4.771% due 10/25/2033	4		4
4.889% due 10/25/2033	2		2
5.023% due 01/25/2035	176		164
5.526% due 04/25/2033	82		80
5.670% due 02/25/2033	57		57

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	1,201		986
0.420% due 08/25/2036	23		11
2.643% due 05/25/2035	161		136
2.925% due 11/25/2035 (a)	40		2
5.195% due 11/25/2036	725		454

Bear Stearns Commercial Mortgage Securities
5.243% due 12/11/2038	800		805

Chase Mortgage Finance Corp.
2.948% due 12/25/2035	755		735
2.957% due 02/25/2037	4,922		4,105
5.292% due 12/25/2035	361		331

Citicorp Mortgage Securities, Inc.
5.000% due 02/25/2035	200		202
5.500% due 09/25/2035	26		26

Citigroup Mortgage Loan Trust, Inc.
1.050% due 08/25/2035	694		548
1.500% due 08/25/2034	34		34
2.766% due 03/25/2034	157		159
2.820% due 12/25/2035	544		505
4.900% due 12/25/2035	1,581		1,540

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	$514	$	391

Commercial Mortgage Pass-Through Certificates
0.435% due 06/15/2022	10,000		9,244
0.754% due 07/16/2034	8,268		8,257

Countrywide Alternative Loan Trust
0.450% due 06/25/2037	4,156		2,576
0.650% due 03/25/2034	162		156
3.604% due 06/25/2037	5,539		741
5.221% due 10/25/2035	455		386
5.500% due 02/25/2034	81		81
5.801% due 08/25/2036	755		760

Countrywide Home Loan Mortgage Pass-Through Trust
0.600% due 08/25/2035	664		498
0.790% due 02/25/2035	472		405
2.833% due 06/20/2035	717		591
2.917% due 08/25/2034	6,727		6,187
3.038% due 08/25/2034	4,842		4,257
3.051% due 04/20/2035	5,259		5,066
3.118% due 11/25/2034	8,124		7,099
3.241% due 11/19/2033	40		32
3.321% due 08/25/2033	494		448
4.195% due 11/19/2033	266		265
4.500% due 10/25/2018	86		88
4.707% due 12/25/2033	363		369
5.000% due 05/25/2034	636		642
5.250% due 02/20/2036	97		69
5.500% due 10/25/2035	2,131		2,067
5.500% due 11/25/2035	944		860

Credit Suisse First Boston Mortgage Securities Corp.
2.113% due 07/25/2033	116		117
2.495% due 07/25/2033	1,048		1,015
2.649% due 10/25/2033	2,334		2,347
2.718% due 11/25/2032	36		37
2.784% due 01/25/2034	4,424		4,308
3.546% due 03/25/2034	94		88
5.500% due 08/25/2034	66		67
6.500% due 04/25/2033	154		162
6.574% due 12/15/2035	3,500		3,614

Credit Suisse Mortgage Capital Certificates
0.485% due 10/15/2021	1,888		1,849
5.383% due 02/15/2040	800		826
5.695% due 07/26/2037	10,780		11,025
7.000% due 08/26/2036	11,123		11,461

CW Capital Cobalt Ltd.
5.484% due 04/15/2047	700		722

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036	20		8
5.000% due 10/25/2018	397		405
5.250% due 06/25/2035	871		825

Deutsche Mortgage Securities, Inc.
5.217% due 06/26/2035	1,565		1,591

First Horizon Alternative Mortgage Securities
2.325% due 08/25/2034	1,357		1,208
2.368% due 09/25/2035	134		103
2.376% due 07/25/2035	453		359

First Horizon Asset Securities, Inc.
0.520% due 02/25/2035	285		234
0.757% due 02/25/2035	1,357		1,092
2.742% due 02/25/2035	476		463
2.752% due 04/25/2035	1,818		1,729
2.853% due 08/25/2035	971		843

First Republic Mortgage Loan Trust
0.605% due 11/15/2031	413		382
0.655% due 11/15/2032	612		579
0.730% due 06/25/2030	358		352

First Union National Bank Commercial Mortgage
7.935% due 10/15/2032	146		146

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GMAC Mortgage Corp. Loan Trust
5.164% due 11/19/2035	$661	$601

Granite Master Issuer PLC
0.294% due 12/20/2054	144	136
0.344% due 12/17/2054	3,787	3,586
0.344% due 12/20/2054	2,614	2,475
0.394% due 12/20/2054	4,747	4,495

Greenwich Capital Commercial Funding Corp.
0.400% due 11/05/2021	7,164	7,027

GS Mortgage Securities Corp. II
1.535% due 03/06/2020	9,700	9,706
5.329% due 03/06/2020	3,000	3,001

GSAA Trust
6.000% due 04/01/2034	264	266

GSR Mortgage Loan Trust
0.440% due 08/25/2046	2,494	2,048
0.600% due 01/25/2034	1,421	1,386
1.990% due 03/25/2033	59	60
2.554% due 06/25/2034	67	61
2.836% due 05/25/2035	438	368
2.917% due 08/25/2034	434	434
2.995% due 12/25/2034	97	97
3.960% due 06/25/2034	590	547
5.000% due 08/25/2019	170	175
6.000% due 03/25/2032	25	26

GSRPM Mortgage Loan Trust
0.650% due 11/25/2031	172	167

Harborview Mortgage Loan Trust
0.444% due 02/19/2046	2,051	1,212
0.454% due 02/19/2046	106	65
0.474% due 05/19/2035	125	86
2.294% due 08/19/2034	3,048	2,648
2.470% due 06/19/2034	9,483	8,567
3.025% due 05/19/2033	1,829	1,854

Impac CMB Trust
0.570% due 08/25/2035	3,937	3,032
0.770% due 04/25/2035	2,498	2,048

Indymac ARM Trust
1.959% due 01/25/2032	68	57

Indymac Index Mortgage Loan Trust
0.350% due 02/25/2037	87	86
0.440% due 09/25/2046	990	591
0.470% due 04/25/2046	1,604	942
1.030% due 05/25/2034	380	264

JPMorgan Alternative Loan Trust
0.748% due 06/27/2037	22,432	19,120
5.500% due 11/25/2036	3,207	2,995

JPMorgan Chase Commercial Mortgage Securities Corp.
0.345% due 11/15/2018	1,185	1,176
5.336% due 05/15/2047	16,100	16,855

JPMorgan Mortgage Trust
2.162% due 11/25/2033	90	91
2.633% due 12/25/2034	123	116
2.922% due 07/25/2035	2,169	2,161
2.967% due 07/25/2035	2,147	1,717
2.974% due 11/25/2033	187	189
2.989% due 11/25/2035	5,645	5,397
3.142% due 08/25/2035	83	83
4.298% due 04/25/2035	130	131
4.485% due 06/25/2035	47	48
4.617% due 09/25/2034	7	8
4.780% due 12/25/2034	2,737	2,776
4.881% due 04/25/2035	2,003	1,916
5.041% due 02/25/2035	7,932	8,088
5.101% due 10/25/2035	900	757
5.279% due 07/25/2035	2,699	2,649
5.387% due 07/25/2035	296	297

See Accompanying Notes	Annual Report	March 31, 2011	123

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
2.290% due 02/25/2034	$549	$474
2.692% due 09/25/2033	1,761	1,591
2.882% due 08/25/2034	2,177	1,723
2.899% due 11/21/2034	7,505	7,483
2.909% due 07/25/2034	4,085	3,646
2.965% due 01/25/2036	617	534
5.155% due 01/25/2034	196	192

MASTR Asset Securitization Trust
5.250% due 12/25/2033	24	25
5.500% due 09/25/2033	3,779	3,975
5.750% due 05/25/2036	588	586

Merrill Lynch Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	1,000	1,036
5.485% due 03/12/2051	500	524

Merrill Lynch Floating Trust
0.325% due 06/15/2022	638	625

Merrill Lynch Mortgage Investors, Inc.
2.636% due 02/25/2035	674	640
2.753% due 06/25/2035	2,118	1,890
3.041% due 02/25/2034	167	173
3.157% due 09/25/2033	34	34

MLCC Mortgage Investors, Inc.
0.870% due 08/25/2028	247	240
0.910% due 06/25/2028	724	706
1.285% due 03/25/2028	1,559	1,416
2.142% due 04/25/2029	2,408	2,331
2.208% due 04/25/2035	265	253
2.238% due 12/25/2034	630	613

Morgan Stanley Capital I
0.315% due 10/15/2020	1,526	1,468
4.690% due 06/13/2041	1,451	1,450
5.692% due 04/15/2049	600	632

Morgan Stanley Mortgage Loan Trust
2.544% due 07/25/2034	253	252
2.618% due 02/25/2034	28	28

Nomura Asset Acceptance Corp.
0.600% due 12/25/2034	1	1
0.640% due 10/25/2034	33	31
2.135% due 10/25/2034	6	6
2.605% due 10/25/2035	115	84
3.358% due 05/25/2035	274	249

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035	1,585	1,506

PNC Mortgage Acceptance Corp.
6.800% due 03/12/2034	150	150

Prime Mortgage Trust
0.650% due 02/25/2019	5	4
0.650% due 02/25/2034	18	16
5.000% due 08/25/2034	815	839
6.000% due 02/25/2034	88	93

Provident Funding Mortgage Loan Trust
2.718% due 05/25/2035	172	150

RBSCF Trust
6.068% due 09/17/2039	3,500	3,839

RBSSP Resecuritization Trust
0.570% due 08/26/2045	896	784
0.748% due 09/26/2036	10,426	9,487
2.906% due 05/26/2037	11,841	11,718
4.868% due 12/26/2036	11,713	11,818
5.976% due 10/26/2036	14,925	14,802

Residential Accredit Loans, Inc.
0.650% due 01/25/2033	936	902
0.680% due 02/25/2033	642	618
3.271% due 04/25/2035	11	2
5.500% due 08/25/2034	320	328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products, Inc.
6.500% due 12/25/2031	$239	$239
7.500% due 12/25/2031	1,294	1,311

Residential Asset Securitization Trust
0.750% due 03/25/2033	80	80
3.750% due 10/25/2018	34	35
5.250% due 04/25/2034	798	819

Residential Funding Mortgage Securities I
5.000% due 04/25/2018	17	17
5.600% due 02/25/2036	458	314
6.500% due 03/25/2032	51	53

Sequoia Mortgage Trust
0.634% due 04/20/2033	167	161
0.654% due 10/20/2027	704	682
0.960% due 05/20/2034	1,564	1,429
1.998% due 07/20/2034	103	90

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037	14,426	9,419
0.490% due 03/25/2035	291	176
0.550% due 09/25/2034	377	159
0.620% due 01/25/2035	306	301
2.519% due 03/25/2034	131	134
2.553% due 09/25/2034	886	797
2.603% due 07/25/2034	1,333	1,241
2.611% due 08/25/2034	4,187	3,749
2.622% due 03/25/2034	632	632
2.630% due 08/25/2034	2,543	2,235
4.840% due 06/25/2034	2,829	2,609

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	108	107
0.594% due 11/19/2033	155	139
0.594% due 05/19/2035	641	566
0.604% due 03/19/2034	366	332
1.094% due 02/19/2033	827	731

Structured Asset Securities Corp.
1.997% due 05/25/2032	62	54
2.264% due 07/25/2032	31	27
2.616% due 11/25/2033	228	221
2.726% due 09/25/2033	222	203
2.768% due 10/25/2035	449	369
5.398% due 03/25/2033	1,381	1,372

Thornburg Mortgage Securities Trust
0.360% due 11/25/2046	1,266	1,250
0.370% due 07/25/2036	2,372	2,357
2.372% due 04/25/2045	568	570

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	5,659	5,610

WaMu Mortgage Pass-Through Certificates
0.470% due 08/25/2046	4,026	1,047
0.540% due 07/25/2045	4,531	3,774
0.540% due 10/25/2045	7,572	6,576
0.560% due 01/25/2045	5,646	4,790
0.570% due 08/25/2045	708	609
0.610% due 11/25/2034	181	156
1.312% due 08/25/2046	200	132
1.512% due 11/25/2042	424	377
1.712% due 08/25/2042	39	35
1.812% due 11/25/2046	3,985	2,906
2.573% due 03/25/2034	3,749	3,761
2.623% due 10/25/2033	1,261	1,274
2.700% due 06/25/2033	1,049	1,046
2.712% due 08/25/2033	1,929	965
2.725% due 10/25/2035	4,288	969
2.769% due 09/25/2035	1,291	1,117
2.984% due 05/25/2046	1,227	887
2.984% due 08/25/2046	4,629	3,511
3.071% due 09/25/2046	459	376
5.500% due 06/25/2034	477	482
5.695% due 02/25/2037	1,084	832

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual MSC Mortgage Pass-Through Certificates
2.140% due 02/25/2031	$1	$1
2.350% due 02/25/2033	66	63
2.359% due 02/25/2033	62	58
2.586% due 06/25/2033	85	85
2.627% due 01/25/2035	5,167	5,020
2.766% due 11/25/2030	481	437
7.000% due 03/25/2034	335	350

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	1,221	1,017
2.756% due 09/25/2033	74	75
2.756% due 04/25/2035	858	833
2.772% due 03/25/2036	5,324	4,773
2.819% due 06/25/2035	3,377	3,305
2.830% due 06/25/2035	244	244
2.865% due 10/25/2035	1,279	1,280
2.867% due 12/25/2034	1,309	1,285
2.872% due 09/25/2034	747	729
2.883% due 09/25/2034	3,010	3,091
2.907% due 04/25/2036	82	73
4.423% due 10/25/2033	323	324
4.500% due 08/25/2018	1,244	1,273
4.500% due 11/25/2018	2,416	2,452
4.500% due 05/25/2034	71	74
4.564% due 12/25/2033	673	689
4.619% due 08/25/2034	2,768	2,758
4.694% due 12/25/2033	843	877
4.723% due 01/25/2034	829	837
4.735% due 06/25/2034	430	443
4.750% due 10/25/2018	154	154
4.830% due 01/25/2034	695	707
4.864% due 05/25/2034	23	23
4.910% due 01/25/2035	2,280	2,299
5.000% due 07/25/2019	38	39
5.055% due 09/25/2035	218	217
5.206% due 10/25/2035	410	410
5.371% due 08/25/2035	676	673
6.000% due 09/25/2036	432	433

Total Mortgage-Backed Securities (Cost $858,032)		845,957

ASSET-BACKED SECURITIES 20.2%

Accredited Mortgage Loan Trust
0.630% due 01/25/2034	301	214

AMMC CDO
0.544% due 08/08/2017	6,325	5,938

Anthracite CDO I Ltd.
0.702% due 05/24/2017	4,890	4,742

Argent Securities, Inc.
1.284% due 03/25/2034	899	825

Aurum CLO Ltd.
0.733% due 04/15/2014	951	944

Babson CLO Ltd.
0.553% due 07/20/2019	18,506	17,546

BankAmerica Manufactured Housing Contract Trust
6.940% due 04/10/2023	3,942	3,991

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036	156	150
0.320% due 12/25/2036	34	32
0.400% due 08/25/2036	28	27
0.580% due 01/25/2036	69	69
3.168% due 10/25/2036	3,316	2,421
3.301% due 10/25/2036	4,437	3,057
3.481% due 10/25/2036	5,760	3,720

Bear Stearns Second Lien Trust
1.050% due 12/25/2036	21,100	3,126

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020	14,934	14,025

124	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012	$624	$626

Carrington Mortgage Loan Trust
0.350% due 06/25/2037	5,153	4,691
0.430% due 02/25/2036	355	313

Citibank Omni Master Trust
2.355% due 05/16/2016	2,000	2,031
3.005% due 08/15/2018	11,200	11,871
4.900% due 11/15/2018	11,000	11,762

Citigroup Mortgage Loan Trust, Inc.
0.350% due 10/25/2036	74	74
0.350% due 11/25/2036	554	542
0.700% due 07/25/2044	429	376

Conseco Financial Corp.
6.240% due 12/01/2028	574	595

Countrywide Asset-Backed Certificates
0.480% due 09/25/2034	260	246
0.509% due 05/25/2036	4,462	3,952

Educational Services of America, Inc.
1.153% due 07/25/2023	4,046	4,049

Ford Credit Auto Owner Trust
3.960% due 04/15/2012	65	65

GSAA Trust
5.242% due 06/25/2034	46	45

Home Equity Asset Trust
0.850% due 11/25/2032	8	6

Home Equity Mortgage Trust
5.821% due 04/25/2035	947	643

HSBC Home Equity Loan Trust
0.434% due 01/20/2036	2,709	2,496
1.054% due 11/20/2036	579	579

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036	32	25
0.360% due 12/25/2036	9,000	4,164

Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047	92	90
0.770% due 10/25/2035	1,600	203

Irwin Home Equity Corp.
0.790% due 07/25/2032	218	135

JPMorgan Mortgage Acquisition Corp.
0.320% due 01/25/2037	2,756	2,645
0.330% due 03/25/2037	166	156
0.340% due 10/25/2036	215	210
0.362% due 07/25/2036	3,258	3,171

Lehman XS Trust
0.400% due 04/25/2037	11,203	7,835

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	940	787
0.950% due 03/25/2032	51	43

Loomis Sayles CBO
0.533% due 10/26/2020	2,956	2,721

Massachusetts Educational Financing Authority
1.253% due 04/25/2038	8,159	8,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.430% due 09/25/2036	$689	$325
5.666% due 05/25/2046	354	353

Morgan Stanley IXIS Real Estate Capital Trust
0.360% due 11/25/2036	14,952	6,013

Morgan Stanley Mortgage Loan Trust
0.320% due 01/25/2047	1,203	1,087

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037	1,143	1,118

Nationstar NIM Trust
8.000% due 06/25/2037	24	0

Navigare Funding CLO Ltd.
0.572% due 05/20/2019	3,600	3,338

Navigator CDO Ltd.
1.163% due 11/15/2015	561	539

New Century Home Equity Loan Trust
0.509% due 06/25/2035	1,312	1,267

Option One Mortgage Loan Trust
0.890% due 07/25/2033	334	292

Plymouth Rock CLO Ltd.
1.920% due 02/16/2019	3,800	3,794

Primus CLO Ltd.
0.536% due 07/15/2021	16,254	14,615

Renaissance Home Equity Loan Trust
0.950% due 08/25/2032	10	8
1.350% due 09/25/2037	5,810	4,713

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037	141	141
8.500% due 12/25/2031	2,201	2,288

Residential Asset Securities Corp.
0.320% due 02/25/2037	299	294
0.360% due 04/25/2037	1,279	1,257

SACO I, Inc.
1.010% due 11/25/2035	737	589

Saxon Asset Securities Trust
8.285% due 12/25/2032	2,825	2,872

Securitized Asset-Backed Receivables LLC Trust
0.330% due 11/25/2036	4,712	1,744

SLM Student Loan Trust
0.393% due 04/25/2022	266	266
0.433% due 04/25/2017	4,792	4,788
0.509% due 12/17/2018	441	440
1.080% due 03/15/2028	9,000	8,815
1.751% due 03/15/2028	3,750	3,673
1.803% due 04/25/2023	1,801	1,861
1.841% due 01/27/2042	11,150	10,737
4.500% due 11/16/2043	8,442	8,206
6.255% due 07/15/2042	27,096	26,187

Soundview Home Equity Loan Trust
0.400% due 06/25/2037	35,000	15,773

Specialty Underwriting & Residential Finance
0.930% due 01/25/2034	50	42

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.300% due 09/25/2036	$44	$44
0.300% due 10/25/2036	7	7
0.330% due 01/25/2037	134	131
0.540% due 01/25/2033	596	549
0.900% due 05/25/2034	264	243

Trapeza CDO I LLC
1.093% due 11/16/2034	1,000	351

WMC Mortgage Loan Pass-Through Certificates
0.935% due 05/15/2030	151	142

Total Asset-Backed Securities (Cost $328,815)		264,997

SOVEREIGN ISSUES 0.8%

Export-Import Bank of Korea
1.360% due 03/13/2012	10,000	9,998

Total Sovereign Issues (Cost $10,000)		9,998

	SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
DG Funding Trust
0.685% due 03/13/2012	267	2,028

Total Preferred Securities (Cost $2,003)		2,028

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS 0.0%
State Street Bank and Trust Co.
0.010% due 04/01/2011	$455	455

(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $465. Repurchase proceeds are $455.)

U.S. TREASURY BILLS 0.6%
0.174% due 06/09/2011 - 09/15/2011 (b)(d)	7,164	7,162

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (c) 1.7%
	2,269,681	22,738

Total Short-Term Instruments (Cost $30,353)		30,355

Total Investments 123.4% (Cost $1,684,386)		$1,616,334

Other Assets and Liabilities (Net) (23.4%)		(306,323)

Net Assets 100.0%		$1,310,011

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Coupon represents a weighted average yield.
(c)	Affiliated to the Portfolio.
(d)	Securities with an aggregate market value of $6,856 have been pledged as collateral as of March 31, 2011 for swap and swaption contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(e)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $314,723 at a weighted average interest rate of 0.365%. On March 31, 2011, securities valued at $300,839 were pledged as collateral for reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	125

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(f)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Asset-Backed Securities - Buy Protection (1)
Reference Obligation	Counterparty	Fixed Deal (Pay) Rate		Maturity Date		Notional Amount (4)	Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Avenue CLO Fund Ltd. 3-Month USD-LIBOR plus 1.650% due 07/20/2018	JPM	(1.750%	)	07/20/2018	$	2,500	$526	$0	$526
Commercial Industrial Finance Corp. 3-Month USD-LIBOR plus 1.600% due 10/20/2020	CITI	(2.150%	)	10/20/2020		500	74	0	74
Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	GSC	(2.500%	)	10/11/2021		2,000	389	0	389

							$989	$0	$989

Credit Default Swaps on Corporate Issues - Buy Protection (1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
American International Group, Inc.	BOA	(5.000%	)	03/20/2018	2.039%	$	500	$(88)	$(49)	$(39)
AutoZone, Inc.	JPM	(0.650%	)	12/20/2012	0.354%		3,000	(16)	0	(16)
Bank of America Corp.	DUB	(0.180%	)	12/20/2016	1.454%		10,000	666	0	666
Boston Scientific Corp.	UBS	(0.500%	)	06/20/2011	0.182%		2,500	(2)	0	(2)
CNA Financial Corp.	CITI	(0.470%	)	12/20/2014	1.234%		3,000	82	0	82
Consumers Energy Co.	BOA	(0.090%	)	03/20/2012	0.380%		3,000	8	0	8
Countrywide Financial Corp.	JPM	(0.710%	)	06/20/2016	1.705%		5,000	241	0	241
HSBC Finance Corp.	BNP	(0.165%	)	12/20/2013	0.318%		5,000	21	0	21
HSBC Finance Corp.	JPM	(0.220%	)	06/20/2016	0.789%		3,000	84	0	84
iStar Financial, Inc.	RBS	(0.565%	)	12/20/2013	5.707%		6,000	717	0	717
Kerr-McGee Corp.	RBS	(0.160%	)	09/20/2011	0.277%		4,100	2	0	2
Lennar Corp.	JPM	(0.660%	)	12/20/2011	1.026%		3,000	7	0	7
ORIX Corp.	MLP	(0.280%	)	12/20/2011	0.664%		5,000	14	0	14
Rio Tinto Alcan, Inc.	JPM	(0.420%	)	06/20/2015	0.142%		2,500	(29)	0	(29)
Sealed Air Corp.	MSC	(0.590%	)	09/20/2013	0.672%		5,000	9	0	9
SLM Corp.	RBS	(0.190%	)	12/20/2011	0.412%		8,000	13	0	13

								$1,729	$(49)	$1,778

Credit Default Swaps on Corporate Issues - Sell Protection (2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011 (3)	Notional Amount (4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%	$	2,600	$(40)	$(175)	$135

Credit Default Swaps on Credit Indices - Sell Protection (2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Market Value (5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ABX.HE.AAA.06-1 Index	BOA	0.180%	07/25/2045	$	10,423	$(915)	$(1,303)	$388
ABX.HE.PENAAA.06-1 Index	CITI	0.180%	07/25/2045		5,953	(916)	(640)	(276)
ABX.HE.PENAAA.06-1 Index	CSFB	0.180%	07/25/2045		2,977	(458)	(320)	(138)
ABX.HE.PENAAA.06-1 Index	DUB	0.180%	07/25/2045		1,369	(210)	(212)	2
ABX.HE.PENAAA.06-1 Index	MSC	0.180%	07/25/2045		119	(18)	(15)	(3)
CDX.IG-7 5-Year Index 10-15%	GSC	0.060%	12/20/2011		25,000	(3)	0	(3)
CDX.IG-7 5-Year Index 10-15%	JPM	0.068%	12/20/2011		75,000	(3)	0	(3)
CDX.IG-7 10-Year Index 15-30%	DUB	0.157%	12/20/2016		25,000	(818)	0	(818)
CDX.IG-7 10-Year Index 15-30%	GSC	0.153%	12/20/2016		25,000	(825)	0	(825)
CDX.IG-7 10-Year Index 15-30%	MLP	0.145%	12/20/2016		25,000	(835)	0	(835)

						$(5,001)	$(2,490)	$(2,511)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

126	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized (Depreciation)
Receive	3-Month USD-LIBOR	4.000%	12/16/2014	CSFB	$	23,800	$(2,056)	$(1,315)	$(741)
Receive	3-Month USD-LIBOR	3.000%	12/15/2015	MSC		31,600	(1,194)	(362)	(832)

							$(3,250)	$(1,677)	$(1,573)

(g)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$223,525	$0	$223,525
Industrials	0	31,226	16,791	48,017
Utilities	0	5,673	0	5,673
Municipal Bonds & Notes
Texas	0	2,789	0	2,789
U.S. Government Agencies	0	180,621	571	181,192
U.S. Treasury Obligations	0	1,803	0	1,803
Mortgage-Backed Securities	0	839,861	6,096	845,957
Asset-Backed Securities	0	194,781	70,216	264,997
Sovereign Issues	0	9,998	0	9,998
Preferred Securities
Banking & Finance	0	0	2,028	2,028
Short-Term Instruments
Repurchase Agreements	0	455	0	455
U.S. Treasury Bills	0	7,162	0	7,162

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
PIMCO Short-Term Floating NAV Portfolio	$22,738	$0	$0	$22,738
	$22,738	$1,497,894	$95,702	$1,616,334

Financial Derivative Instruments (7) - Assets
Credit Contracts	$0	$3,304	$74	$3,378

Financial Derivative Instruments (7) - Liabilities
Credit Contracts	0	(2,987)	0	(2,987)
Interest Rate Contracts	0	(1,573)	0	(1,573)
	$0	$(4,560)	$0	$(4,560)

Totals	$22,738	$1,496,638	$95,776	$1,615,152

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases (8)	Net Sales (8)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (9)
Investments, at value
Corporate Bonds & Notes
Industrials	$0	$0	$0	$0	$0	$0	$16,791	$0	$16,791	$0
U.S. Government Agencies	650	0	(73)	2	3	(11)	0	0	571	(7)
Mortgage-Backed Securities	61,331	12,981	(39,588)	122	870	(2)	0	(29,618)	6,096	(3)
Asset-Backed Securities	44,523	51,132	(7,733)	623	99	412	0	(18,840)	70,216	(225)
Preferred Securities
Banking & Finance	2,176	0	0	0	0	(148)	0	0	2,028	(148)

	$108,680	$64,113	$(47,394)	$747	$972	$251	$16,791	$(48,458)	$95,702	$(383)
Financial Derivative Instruments (7) - Assets
Credit Contracts	$194	$0	$0	$0	$0	$(120)	$0	$0	$74	$(120)

Totals	$108,874	$64,113	$(47,394)	$747	$972	$131	$16,791	$(48,458)	$95,776	$(503)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Net Purchases and Sales for Financial Derivative instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(9)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes	Annual Report	March 31, 2011	127

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

March 31, 2011

(h)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Unrealized appreciation on swap agreements	$0	$3,378	$0	$0	$0	$3,378

Liabilities:
Unrealized depreciation on swap agreements	$0	$2,987	$0	$0	$1,573	$4,560

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain (loss) on futures contracts, written options and swaps	$0	$3,650	$0	$0	$(5,437)	$(1,787)

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(3,903)	$0	$0	$(20)	$(3,923)

(1)	See note 5 in the Notes to Financial Statements for additional information.

(i)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BNP	$21	$(160)	$(139)
BOA	(1,034)	1,110	76
CITI	(760)	800	40
CSFB	(2,514)	2,561	47
DUB	(363)	235	(128)
GSC	(438)	450	12
JPM	810	(800)	10
MLP	(822)	692	(130)
MSC	(1,203)	1,010	(193)
RBS	732	(790)	(58)
UBS	(2)	0	(2)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

128	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 22.7%

BANKING & FINANCE 22.4%

American Express Bank FSB
1.239% due 12/09/2011	$17,210	$	17,337
3.150% due 12/09/2011	137,443		140,187

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011	7,355		7,344

American International Group, Inc.
5.375% due 10/18/2011	4,000		4,065

ANZ National International Ltd.
0.490% due 08/05/2011	40,925		40,945
3.250% due 04/02/2012	16,625		17,058

Banco Bilbao Vizcaya Argentaria Puerto Rico
0.312% due 05/25/2012	300		300

Bank of America Corp.
0.413% due 08/15/2011	25,985		25,982
0.604% due 04/30/2012	122,500		123,039
0.689% due 06/22/2012	1,320		1,328
1.021% due 12/02/2011	150,880		151,744
1.130% due 12/02/2011	18,780		18,899
2.375% due 06/22/2012	25,277		25,862
3.125% due 06/15/2012	87,278		90,003
5.375% due 08/15/2011	12,782		13,000
6.250% due 04/15/2012	5,000		5,268
7.125% due 10/15/2011	2,635		2,724

Bank of New York Mellon Corp.
0.468% due 06/29/2012	6,100		6,111

Bank of the West
2.150% due 03/27/2012	99,295		101,087

Barclays Bank PLC
0.573% due 04/10/2012	6,825		6,839
1.043% due 01/13/2012	1,600		1,608
1.109% due 03/16/2012	2,400		2,415
1.204% due 12/19/2011	209,000		210,200
1.316% due 12/05/2011	59,200		59,537
2.700% due 03/05/2012	1,305		1,332

BNP Paribas
0.554% due 02/01/2012	57,340		57,366

BNZ International Funding Ltd.
2.625% due 06/05/2012	9,000		9,214

Citibank N.A.
0.303% due 07/12/2011	38,340		38,345
0.340% due 05/07/2012	30,600		30,644
1.250% due 09/22/2011	16,000		16,085
1.375% due 08/10/2011	457,111		459,109
1.500% due 07/12/2011	56,845		57,054
1.875% due 05/07/2012	171,267		173,946
1.875% due 06/04/2012	106,000		107,770

Citigroup Funding, Inc.
0.230% due 05/05/2011	110,295		110,307
0.260% due 06/03/2011	4,850		4,851
0.607% due 03/30/2012	1,590		1,595
0.634% due 04/30/2012	231,600		232,693
1.250% due 06/03/2011	37,105		37,177
1.375% due 05/05/2011	78,295		78,376
2.000% due 03/30/2012	120,000		121,727
2.125% due 07/12/2012	163,276		166,685
5.700% due 06/30/2011	1,900		1,923

Citigroup, Inc.
0.404% due 05/18/2011	249,175		249,187
0.434% due 03/16/2012	115,611		115,325
2.125% due 04/30/2012	82,950		84,536
2.875% due 12/09/2011	140,746		143,284
5.100% due 09/29/2011	163,543		166,909
5.250% due 02/27/2012	127,261		132,226
6.000% due 02/21/2012	23,367		24,415

Commonwealth Bank of Australia
2.400% due 01/12/2012	73,950		75,043

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
1.053% due 04/08/2011	$100,000	$	100,002

Credit Agricole S.A.
0.359% due 06/22/2011	7,300		7,300
0.654% due 02/02/2012	98,396		98,150

Danske Bank A/S
2.500% due 05/10/2012	29,385		29,910

Dexia Credit Local S.A.
0.389% due 09/21/2011	100,000		99,566
0.553% due 01/12/2012	29,100		28,968
0.959% due 09/23/2011	27,950		28,001
1.875% due 09/30/2011	1,000		1,002
2.375% due 09/23/2011	168,150		169,373

Dexia Municipal Agency S.A.
5.125% due 01/17/2012	75,810		78,132

General Electric Capital Corp.
0.262% due 05/08/2012	3,500		3,501
0.373% due 04/24/2012	39,000		39,078
0.480% due 06/01/2012	6,700		6,721
0.509% due 03/12/2012	20,200		20,274
0.610% due 06/08/2012	85,040		85,449
1.240% due 12/09/2011	50,063		50,422
2.200% due 06/08/2012	331,318		338,185
2.250% due 03/12/2012	705,315		718,061
3.000% due 12/09/2011	285,283		290,650

Goldman Sachs Group, Inc.
0.490% due 02/06/2012	278,275		278,210
0.509% due 03/15/2012	1,000		1,002
0.562% due 11/09/2011	33,375		33,446
1.044% due 12/05/2011	85,503		86,004
1.625% due 07/15/2011	37,065		37,218
3.250% due 06/15/2012	60,000		61,992
5.300% due 02/14/2012	2,200		2,286

HSBC Finance Corp.
0.522% due 08/09/2011	266,273		266,372
0.573% due 04/24/2012	95,209		95,099
5.000% due 04/15/2011	5,000		5,005
5.000% due 03/15/2012	8,875		9,149
5.500% due 04/15/2011	1,146		1,147
5.700% due 06/01/2011	156,201		157,415
6.375% due 10/15/2011	205,402		211,704
6.750% due 05/15/2011	104,498		105,216

HSBC USA, Inc.
1.154% due 12/19/2011	16,375		16,486
3.125% due 12/16/2011	36,909		37,655

Huntington National Bank
0.710% due 06/01/2012	95,655		96,125

ING Bank NV
1.107% due 03/30/2012	23,310		23,386
1.112% due 02/09/2012	5,200		5,236
2.625% due 02/09/2012	59,500		60,515

JPMorgan Chase & Co.
0.433% due 04/01/2011	56,666		56,666
0.540% due 06/15/2012	370,000		371,452
1.021% due 12/02/2011	462,998		465,740
2.125% due 06/22/2012	20,000		20,398
2.200% due 06/15/2012	35,000		35,788
3.125% due 12/01/2011	20,810		21,207

KeyCorp
0.854% due 12/19/2011	49,000		49,242

LeasePlan Corp. NV
3.000% due 05/07/2012	53,790		55,114

Lloyds TSB Bank PLC
0.394% due 08/17/2011	50,000		50,000
0.509% due 06/17/2011	5,000		5,001
0.960% due 12/02/2011	30,000		30,102
1.123% due 04/01/2011	83,140		83,140
1.303% due 04/02/2012	156,950		158,394
1.625% due 10/14/2011	16,900		16,972
2.300% due 04/01/2011	92,058		92,058

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.800% due 04/02/2012	$25,440	$	25,996

Macquarie Bank Ltd.
0.403% due 07/15/2011	21,000		20,994
2.600% due 01/20/2012	59,515		60,530

Merrill Lynch & Co., Inc.
0.503% due 07/25/2011	259,702		259,766
0.504% due 11/01/2011	194,683		194,591
5.770% due 07/25/2011	57,800		58,776

MetLife of Connecticut Institutional Funding Ltd.
0.790% due 06/15/2011	300		300

Monumental Global Funding II
5.650% due 07/14/2011	6,500		6,564

Monumental Global Funding Ltd.
0.690% due 06/15/2011	3,600		3,585

Morgan Stanley
0.553% due 01/09/2012	141,372		141,402
0.592% due 02/10/2012	83,915		84,197
0.659% due 06/20/2012	112,405		113,025
1.160% due 12/01/2011	2,740		2,751
1.950% due 06/20/2012	71,551		72,866
2.000% due 09/22/2011	113,000		113,989
3.250% due 12/01/2011	76,660		78,202

National Australia Bank Ltd.
2.550% due 01/13/2012	98,600		100,146

Nationwide Building Society
0.494% due 05/17/2012	45,000		44,962
2.500% due 08/17/2012	13,850		14,168

New York Community Bancorp, Inc.
2.550% due 06/22/2012	5,500		5,627

New York Community Bank
3.000% due 12/16/2011	35,858		36,559

Nomura Europe Finance NV
0.453% due 07/05/2011	38,300		38,176

PNC Funding Corp.
0.503% due 04/01/2012	24,800		24,876
0.589% due 06/22/2011	88,450		88,537
1.875% due 06/22/2011	32,269		32,397
2.300% due 06/22/2012	124,677		127,389

Pricoa Global Funding I
5.625% due 05/24/2011	635		639

Principal Life Income Funding Trusts
5.150% due 06/17/2011	500		505

Regions Bank
3.250% due 12/09/2011	12,000		12,248

Royal Bank of Scotland Group PLC
0.454% due 10/28/2011	6,790		6,793
0.489% due 03/20/2012	3,500		3,502
0.570% due 03/30/2012	243,250		243,681
0.707% due 04/08/2011	89,900		89,904
0.941% due 12/02/2011	202,500		203,226
1.012% due 05/11/2012	76,700		77,166
1.062% due 02/23/2012	10,000		10,063
1.153% due 04/09/2012	3,000		3,010
1.203% due 04/23/2012	28,700		28,942
1.450% due 10/20/2011	158,308		159,302
1.500% due 03/30/2012	29,370		29,645
2.625% due 05/11/2012	102,125		104,393
2.650% due 04/23/2012	21,800		22,275
3.000% due 12/09/2011	180,001		183,255

Santander Holdings USA, Inc.
2.500% due 06/15/2012	8,125		8,302

Sovereign Bank
2.750% due 01/17/2012	60,130		61,323

State Street Bank and Trust Co.
0.509% due 09/15/2011	6,300		6,310

Suncorp Group Ltd.
1.803% due 07/16/2012	19,015		19,376

See Accompanying Notes	Annual Report	March 31, 2011	129

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Suncorp-Metway Ltd.
1.553% due 04/15/2011	$145,300	$	145,357

SunTrust Bank
3.000% due 11/16/2011	103,097		104,887

Svenska Handelsbanken AB
0.453% due 07/01/2011	27,200		27,203

Swedbank AB
0.862% due 05/13/2011	2,040		2,041
1.162% due 02/10/2012	2,000		2,007
2.800% due 02/10/2012	16,800		17,112
3.000% due 12/22/2011	58,250		59,289

U.S. Bancorp
2.250% due 03/13/2012	205,000		208,732

U.S. Central Federal Credit Union
0.303% due 10/19/2011	77,530		77,546
1.250% due 10/19/2011	324,844		326,756

UBS AG
1.558% due 09/29/2011	400		402

Union Bank N.A.
0.509% due 03/16/2012	2,600		2,606

Washington Mutual Finance Corp.
6.875% due 05/15/2011	21,870		22,011

Wells Fargo & Co.
0.530% due 06/15/2012	18,925		19,002
1.160% due 12/09/2011	134,545		135,437
3.000% due 12/09/2011	57,797		58,888
6.375% due 08/01/2011	3,610		3,676

Westpac Securities NZ Ltd.
2.500% due 05/25/2012	18,270		18,628

			13,320,504

UTILITIES 0.3%

BP Capital Markets PLC
1.550% due 08/11/2011	96,367		96,720
2.375% due 12/14/2011	15,846		16,017
2.750% due 02/27/2012	15,093		15,341
3.125% due 03/10/2012	49,647		50,750

Qatar Petroleum
5.579% due 05/30/2011	111		112

Verizon Wireless Capital LLC
2.914% due 05/20/2011	21,190		21,260
5.250% due 02/01/2012	1,830		1,897

			202,097

Total Corporate Bonds & Notes (Cost $13,513,880)			13,522,601

U.S. GOVERNMENT AGENCIES 25.7%

Fannie Mae
0.148% due 07/27/2011	404,000		403,994
0.168% due 08/11/2011	1,211,850		1,211,871
0.192% due 05/13/2011	192,120		192,149
0.214% due 09/19/2011	185,720		185,764
0.238% due 07/26/2012	345,100		345,299
0.272% due 08/23/2012	44,701		44,742
0.284% due 09/17/2012	335,950		336,302
1.000% due 11/23/2011	9,620		9,666
1.125% due 07/30/2012	31,347		31,586
1.250% due 06/22/2012	8,239		8,316
2.000% due 01/09/2012	23,303		23,608
3.375% due 05/19/2011	30,000		30,134
4.875% due 05/18/2012	247,783		260,183
6.000% due 05/15/2011	8,258		8,318

Federal Farm Credit Bank
0.170% due 01/25/2012	93,400		93,397
0.180% due 05/06/2011	20,000		19,999
0.190% due 05/17/2011	35,000		34,999

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.192% due 06/27/2011 - 11/23/2011	$115,575	$	115,601
0.210% due 12/08/2011	1,600		1,600
0.213% due 07/20/2011	42,000		42,006
0.222% due 01/23/2012	95,000		95,036
0.226% due 05/14/2012	235,000		235,086
0.228% due 06/28/2012	75,000		75,033
0.240% due 07/12/2011	74,000		74,002
0.246% due 08/13/2012	68,000		68,035
0.248% due 08/28/2012	44,800		44,831
0.260% due 10/07/2011	1,000		1,000
0.280% due 09/07/2012	300		300
0.295% due 09/15/2011	5,000		5,003
0.300% due 09/16/2011	27,650		27,657
0.331% due 07/01/2011	66,800		66,827
0.344% due 05/18/2011	100,000		100,023
0.570% due 10/28/2011	5,000		5,009
5.500% due 07/15/2011	44,000		44,674

Federal Home Loan Bank
0.155% due 07/25/2011 - 08/25/2011	777,400		777,399
0.158% due 07/11/2011	70,200		70,200
0.159% due 07/20/2011	47,000		47,000
0.163% due 07/15/2011	370,000		369,968
0.166% due 08/01/2011 - 08/12/2011	243,550		243,549
0.168% due 08/26/2011	186,900		186,912
0.174% due 01/30/2012	3,000		2,999
0.179% due 09/09/2011	26,500		26,501
0.180% due 05/25/2011 - 02/03/2012	351,900		351,841
0.184% due 10/27/2011	44,500		44,496
0.192% due 05/13/2011	15,100		15,100
0.194% due 08/17/2011 - 02/17/2012	86,200		86,191
0.198% due 09/26/2011	40,500		40,507
0.200% due 05/25/2011 - 09/23/2011	19,500		19,504
0.201% due 05/02/2011	50,000		50,002
0.202% due 11/08/2011	216,000		216,023
0.205% due 09/15/2011	622,150		622,263
0.210% due 09/12/2011	230,000		229,979
0.218% due 09/26/2011	154,000		154,045
0.228% due 02/16/2012	215,000		215,097
0.231% due 02/03/2012	505,000		505,193
0.250% due 05/27/2011 - 06/21/2011	583,100		583,131
0.273% due 10/13/2011	116,200		116,249
0.276% due 10/13/2011	55,000		55,031
0.280% due 08/17/2011	500,000		500,077
0.370% due 11/16/2011	10,000		10,000
0.550% due 06/10/2011	4,000		4,004
0.625% due 06/15/2011	136,780		136,935
0.670% due 01/13/2012	24,500		24,545
0.700% due 04/18/2011	336,720		336,813
0.750% due 07/08/2011	91,100		91,266
0.760% due 07/19/2011	40,000		40,082
0.800% due 12/23/2011	20,400		20,457
0.975% due 10/11/2011	58,645		58,886
1.000% due 12/28/2011	3,000		3,016
1.125% due 05/18/2012	92,785		93,509
1.375% due 06/08/2012	25,280		25,552
3.125% due 06/10/2011	15,160		15,241
3.625% due 07/01/2011 - 09/16/2011	36,585		37,084
3.750% due 09/09/2011	29,540		30,009
4.250% due 06/10/2011	4,000		4,031
4.500% due 05/13/2011	275		276
5.250% due 06/10/2011	75,000		75,717

Freddie Mac
0.000% due 07/15/2011	9,618		9,599
0.130% due 01/13/2012 - 01/25/2012	81,250		81,214
0.153% due 08/10/2011	90,000		89,988
0.178% due 01/11/2012	65,149		65,148
0.181% due 02/02/2012	208,083		208,077

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.190% due 05/05/2011	$2,515	$	2,515
0.192% due 08/24/2012	370,000		369,932
0.198% due 12/29/2011	388,700		388,786
0.201% due 05/01/2012	285,025		285,040
0.204% due 12/21/2011	583,500		583,656
0.214% due 09/19/2011 - 02/16/2012	388,767		388,859
0.216% due 12/14/2011	172,750		172,804
0.218% due 09/26/2011 - 08/10/2012	486,547		486,692
0.220% due 05/04/2011	185,786		185,829
0.231% due 04/03/2012	26,951		26,961
0.238% due 05/11/2012	292,892		293,032
0.240% due 08/05/2011	336,054		336,149
0.244% due 10/21/2011	53,400		53,423
0.248% due 10/26/2011	48,890		48,914
0.353% due 04/07/2011	47,400		47,400
0.363% due 04/01/2011	59,364		59,364
1.125% due 07/27/2012	66,417		66,948
1.250% due 08/15/2011	57,900		58,153
1.750% due 06/15/2012	9,890		10,044
3.500% due 05/05/2011	68,000		68,220
5.125% due 07/15/2012	54,972		58,294
5.500% due 09/15/2011	7,946		8,141
5.853% due 05/27/2011	21,361		21,549
6.000% due 06/15/2011	47,076		47,656

Total U.S. Government Agencies (Cost $15,295,377)			15,301,117

U.S. TREASURY OBLIGATIONS 4.4%

Treasury Inflation Protected Securities (b)
2.375% due 04/15/2011	1,259,101		1,263,528

U.S. Treasury Notes
0.625% due 06/30/2012	200,000		200,461
0.750% due 11/30/2011	760,000		762,731
1.000% due 07/31/2011	178,076		178,612
1.000% due 04/30/2012	206,500		207,953

Total U.S. Treasury Obligations (Cost $2,610,024)			2,613,285

ASSET-BACKED SECURITIES 0.5%

Ally Auto Receivables Trust
0.315% due 02/15/2012	66,641		66,675
0.336% due 11/15/2011	9,234		9,238

CarMax Auto Owner Trust
0.313% due 11/15/2011	12,492		12,495

Chrysler Financial Auto Securitization Trust
0.336% due 10/11/2011	15,151		15,151

Ford Credit Auto Lease Trust
0.383% due 11/15/2011	14,482		14,488

Ford Credit Auto Owner Trust
0.289% due 02/15/2012	51,147		51,149

Harley-Davidson Motorcycle Trust
0.313% due 12/15/2011	18,770		18,767

Hyundai Auto Receivables Trust
0.318% due 02/15/2012	26,076		26,091
0.371% due 09/15/2011	2,807		2,807

Mercedes-Benz Auto Lease Trust
0.308% due 03/15/2012	51,747		51,781

Volkswagen Auto Lease Trust
0.299% due 11/21/2011	6,684		6,685

Total Asset-Backed Securities (Cost $275,231)			275,327

SOVEREIGN ISSUES 0.6%

Denmark Government International Bond
2.750% due 11/15/2011	44,750		45,389

130	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Japan Bank for International Cooperation
4.750% due 05/25/2011	$22,500	$	22,636

Japan Finance Corp.
2.000% due 06/24/2011	124,800		125,202

Province of Ontario Canada
0.762% due 05/22/2012	75,150		75,523
2.625% due 01/20/2012	41,000		41,714
3.375% due 05/20/2011	2,970		2,982
5.000% due 10/18/2011	7,000		7,174

Societe Financement de l'Economie Francaise
2.125% due 01/30/2012	19,880		20,157

Swedish Housing Finance Corp.
3.125% due 03/23/2012	4,841		4,977

Total Sovereign Issues (Cost $345,878)			345,754

SHORT-TERM INSTRUMENTS 45.1%

CERTIFICATES OF DEPOSIT 4.8%

Bank of Montreal
0.338% due 10/27/2011	4,500		4,500

Bank of Nova Scotia
0.562% due 08/09/2012	126,000		126,001

Barclays Bank PLC
0.708% due 11/10/2011	156,800		156,781
0.790% due 09/02/2011	110,000		110,092
0.854% due 12/20/2011	114,750		114,734
1.409% due 12/16/2011	299,250		299,274

BNP Paribas
0.660% due 03/02/2012	33,500		33,540
0.672% due 02/27/2012	215,500		215,770

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.403% due 07/19/2012	271,300		271,474

Credit Agricole Corporate and Investment Bank New York
0.260% due 04/15/2011	88,000		88,000

Dexia Credit Local
0.559% due 03/22/2012	10,900		10,886

DNB NOR Bank ASA
0.190% due 04/15/2011	170,000		170,000

Industrial & Commercial Bank of China Ltd.
0.550% due 05/16/2011	94,900		94,900
0.550% due 05/18/2011	64,400		64,400

Royal Bank of Canada
1.039% due 04/11/2011	32,050		32,053

Standard Chartered Bank
0.240% due 04/11/2011	426,000		426,000
0.511% due 10/06/2011	204,450		204,171

Toronto-Dominion Bank
0.225% due 04/15/2011	430,600		430,600

			2,853,176

COMMERCIAL PAPER 12.9%

Aegon NV
0.508% due 04/21/2011	125,375		125,340

American Electric Power Co., Inc.
0.335% due 04/12/2011	25,000		24,997
0.365% due 04/27/2011	14,800		14,796
0.457% due 05/16/2011	4,750		4,747

AT&T, Inc.
0.248% due 04/04/2011	112,200		112,198
0.264% due 04/25/2011	87,500		87,485

Bank of America Corp.
0.320% due 04/25/2011	163,000		162,965

BMW U.S. Capital LLC
0.350% due 04/19/2011	22,000		21,996

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.360% due 04/14/2011	$1,000	$	1,000
0.360% due 04/15/2011	1,550		1,550
0.380% due 04/01/2011	22,000		22,000
0.390% due 04/14/2011	34,500		34,495
0.420% due 05/04/2011	22,000		21,992
0.470% due 04/26/2011	35,000		34,989

BP Capital Markets PLC
0.518% due 10/18/2011	1,000		998
0.568% due 11/22/2011	7,000		6,983
0.668% due 01/09/2012	11,550		11,514
0.800% due 01/04/2012	22,250		22,181
0.800% due 01/09/2012	55,000		54,831
0.800% due 03/05/2012	50,000		49,760
0.830% due 11/22/2011	22,150		22,098
0.830% due 01/04/2012	45,000		44,860
0.850% due 10/20/2011	51,600		51,498
0.870% due 11/07/2011	97,000		96,785
0.880% due 10/18/2011	26,000		25,949
0.900% due 11/04/2011	100,000		99,632

BPCE S.A.
0.220% due 04/13/2011	185,000		184,986
0.300% due 05/09/2011	70,000		69,978
0.350% due 04/13/2011	169,800		169,780

Citigroup Funding, Inc.
0.270% due 05/03/2011	161,500		161,461

Clorox Co.
0.300% due 04/15/2011	9,325		9,324

Comcast Corp.
0.345% due 04/19/2011	87,400		87,385
0.448% due 04/25/2011	1,200		1,200
0.480% due 04/25/2011	7,650		7,648

Computer Sciences Co.
0.300% due 04/01/2011	46,625		46,625

DaimlerFinance North America LLC
0.440% due 05/17/2011	21,500		21,488
0.440% due 05/31/2011	39,600		39,575

Devon Energy Corp.
0.294% due 04/25/2011	23,300		23,295
0.320% due 05/02/2011	21,425		21,419
0.335% due 04/18/2011	9,100		9,099

Dominion Resources, Inc.
0.360% due 04/05/2011	26,400		26,399

Duke Energy Corp.
0.300% due 04/05/2011	5,600		5,600
0.320% due 04/07/2011	7,100		7,100
0.350% due 04/11/2011	2,100		2,100

Florida Power & Light Co.
0.250% due 04/08/2011	18,650		18,649

General Mills, Inc.
0.270% due 04/11/2011	56,400		56,396
0.280% due 04/04/2011	16,800		16,800

HJ Heinz Finance Co.
0.300% due 04/04/2011	42,200		42,199

Kellogg Co.
0.280% due 04/11/2011	34,875		34,872

Kells Funding LLC
0.198% due 04/04/2011	7,700		7,700
0.228% due 04/04/2011	400		400
0.228% due 04/21/2011	16,300		16,298
0.248% due 04/04/2011	500		500
0.250% due 05/02/2011	115,000		114,975
0.258% due 05/03/2011	4,327		4,326
0.278% due 06/10/2011	2,400		2,399
0.288% due 06/10/2011	7,285		7,281
0.340% due 05/06/2011	2,200		2,199

Kraft Foods, Inc.
0.360% due 04/25/2011	8,800		8,798
0.400% due 05/05/2011	21,730		21,722
0.400% due 05/10/2011	15,500		15,493

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.500% due 04/27/2011	$250	$	250

NextEra Energy Capital Holdings, Inc.
0.330% due 04/04/2011	38,600		38,599
0.340% due 04/08/2011	50,000		49,997
0.350% due 04/14/2011	37,300		37,295
0.370% due 04/06/2011	7,850		7,850
0.370% due 04/07/2011	2,390		2,390
0.380% due 04/21/2011	44,200		44,191

Nordea North America
0.200% due 04/05/2011	4,400		4,400
0.200% due 04/14/2011	67,575		67,570
0.200% due 04/15/2011	16,360		16,359

Northern States Power Co.
0.320% due 04/04/2011	9,325		9,325

Omnicom Capital, Inc.
0.370% due 04/18/2011	43,225		43,217

Pacific Gas & Electric Co.
0.330% due 04/08/2011	3,500		3,500
0.350% due 04/06/2011	9,325		9,325
0.350% due 04/14/2011	46,625		46,619
0.360% due 04/05/2011	36,625		36,624
0.380% due 04/08/2011	6,800		6,799
0.380% due 04/19/2011	17,700		17,697
0.380% due 04/20/2011	13,500		13,497

PacifiCorp
0.350% due 04/18/2011	28,000		27,995
0.370% due 04/13/2011	17,500		17,498

Rabobank USA Financial Co.
0.250% due 05/18/2011	437,000		436,857
0.330% due 04/04/2011	159,650		159,646

Reed Elsevier, Inc.
0.345% due 04/05/2011	14,100		14,099
0.350% due 04/14/2011	42,100		42,095
0.350% due 04/18/2011	21,800		21,796

Safeway, Inc.
0.370% due 04/08/2011	23,500		23,498

Sanofi-Aventis S.A.
0.500% due 06/02/2011	127,100		127,053

Sara Lee Corp.
0.310% due 04/06/2011	23,500		23,499

Sempra Energy
0.365% due 04/12/2011	44,000		43,995

Shell International Finance B.V.
0.160% due 04/01/2011	15,705		15,705

Societe Generale
0.000% due 05/02/2011	421,700		421,598

Southern Co.
0.250% due 04/01/2011	47,000		47,000
0.260% due 04/05/2011	738		738
0.260% due 04/07/2011	23,450		23,449
0.275% due 04/11/2011	50,300		50,296

Southwestern Public Service Co.
0.340% due 04/06/2011	9,300		9,300

Straight - A Funding LLC
0.188% due 04/13/2011	5,000		5,000
0.192% due 04/11/2011	2,900		2,900
0.192% due 04/13/2011	7,500		7,500
0.198% due 04/04/2011	12,400		12,400
0.200% due 04/04/2011	7,006		7,006
0.210% due 04/13/2011	38,600		38,597
0.210% due 05/02/2011	3,000		2,999
0.230% due 04/13/2011	11,000		10,999
0.230% due 05/09/2011	23,600		23,594
0.240% due 04/13/2011	102,500		102,492
0.240% due 05/04/2011	117,700		117,674
0.240% due 06/03/2011	48,429		48,406
0.240% due 06/07/2011	215,695		215,579
0.240% due 06/08/2011	18,367		18,357
0.240% due 06/09/2011	132,738		132,667

See Accompanying Notes	Annual Report	March 31, 2011	131

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.250% due 04/04/2011	$169,758	$	169,754
0.250% due 04/05/2011	159,195		159,191
0.250% due 04/11/2011	56,000		55,996
0.250% due 04/13/2011	253,400		253,379
0.250% due 04/14/2011	124,500		124,489
0.250% due 04/18/2011	16,900		16,898
0.250% due 05/02/2011	62,316		62,303
0.250% due 05/03/2011	198,000		197,956
0.250% due 05/09/2011	76,850		76,830
0.250% due 05/11/2011	113,057		113,025
0.250% due 05/16/2011	47,702		47,687
0.250% due 05/17/2011	94,046		94,016
0.250% due 06/01/2011	321,833		321,687
0.250% due 06/03/2011	71,738		71,704
0.250% due 06/06/2011	120,843		120,782
0.254% due 05/20/2011	51,892		51,874

United Healthcare Co.
0.340% due 04/04/2011	43,700		43,699

Verizon Communications, Inc.
0.350% due 04/04/2011	900		900
0.380% due 04/05/2011	43,000		42,998
0.390% due 05/09/2011	31,900		31,887
0.400% due 05/03/2011	31,200		31,189
0.400% due 05/09/2011	50,700		50,678

Virginia Electric and Power Co.
0.360% due 04/06/2011	30,700		30,698
0.365% due 04/05/2011	22,100		22,099

Vodafone Group PLC
0.708% due 01/19/2012	500		497
0.880% due 01/19/2012	79,350		78,914

Volkswagen Group of America, Inc.
0.370% due 04/07/2011	22,500		22,499
0.395% due 05/02/2011	22,100		22,092
0.440% due 04/28/2011	10,190		10,187
0.447% due 05/02/2011	5,856		5,854

Wal-Mart Stores, Inc.
0.180% due 04/26/2011	159,350		159,330

Weatherford International Oil Field Services Ltd.
0.850% due 05/02/2011	43,600		43,568

WellPoint, Inc.
0.300% due 04/05/2011	8,775		8,775
0.340% due 05/11/2011	8,300		8,297

Xcel Energy, Inc.
0.320% due 04/11/2011	4,800		4,799

			7,687,430

REPURCHASE AGREEMENTS 17.5%

Banc of America Securities LLC
0.140% due 04/01/2011	1,662,600		1,662,600

(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 3.500% due 02/15/2039 valued at $61,015 and U.S. Treasury Notes 0.750% - 2.250% due 05/31/2012 - 03/1/2016 valued at $1,635,314. Repurchase proceeds are $1,662,606.)

Barclays Capital, Inc.
0.120% due 04/01/2011	250,000		250,000
(Dated 03/25/2011. Collateralized by Ginnie Mae 5.500% due 04/15/2040 valued at $257,882. Repurchase proceeds are $250,001.)
0.130% due 03/14/2013	5,969		5,969
(Dated 03/15/2011. Collateralized by Express Scripts, Inc. 6.250% due 06/15/2014 valued at $5,651. Repurchase proceeds are $5,969.)
0.130% due 04/01/2011	155,900		155,900
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $159,251. Repurchase proceeds are $155,901.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.140% due 04/15/2011	$200,000	$	200,000

(Dated 03/16/2011. Collateralized by Fannie Mae 4.500% - 5.500% due 03/01/2039 - 01/01/2041 valued at $133,539 and Freddie Mac 5.000% due 08/01/2040 valued at $71,704. Repurchase proceeds are $200,001.)

0.150% due 04/13/2011	250,000		250,000

(Dated 03/10/2011. Collateralized by Fannie Mae 4.000% due 11/01/2040 valued at $90,956 and Freddie Mac 5.000% due 04/01/2023 valued at $22,924 and Ginnie Mae 5.000% - 5.500% due 04/15/2040 - 05/15/2040 valued at $153,878. Repurchase proceeds are $250,001.)

0.150% due 04/13/2011	900,000		900,000

(Dated 03/10/2011. Collateralized by Fannie Mae 4.500% - 5.500% due 08/01/2024 - 09/01/2040 valued at $307,531 and Freddie Mac 4.500% due 01/01/2041 valued at $516,738 and Ginnie Mae 5.000% - 5.500% due 04/15/2040 - 06/15/2040 valued at $104,732. Repurchase proceeds are $900,004.)

0.150% due 04/15/2011	438,000		438,000

(Dated 03/16/2011. Collateralized by Fannie Mae 3.500% due 01/01/2026 valued at $109,553; Freddie Mac 4.500% - 5.000% due 09/01/2040 - 03/01/2041 valued at $208,494; and Ginnie Mae 4.500% due 04/20/2040 valued at $129,587. Repurchase proceeds are $438,002.)

0.150% due 04/15/2011	200,000		200,000
(Dated 03/15/2011. Collateralized by Fannie Mae 4.000% - 5.000% due 02/01/2026 - 09/01/2040 valued at $203,077 and Ginnie Mae 4.500% due 11/20/2040 valued at $2,040. Repurchase proceeds are $200,001.)
0.340% due 11/06/2011	19,323		19,323
(Dated 11/06/2009. Collateralized by Allegheny Energy Supply 8.250% due 04/15/2012 valued at $5,883 and Time Warner 10.150% due 05/01/2012 valued at $8,474. Repurchase proceeds are $19,323.)
0.370% due 06/28/2012	350		350
(Dated 06/28/2010. Collateralized by UST LLC 6.625% due 07/15/2012 valued at $367. Repurchase proceeds are $350.)
0.370% due 06/29/2012	1,282		1,282
(Dated 06/28/2010. Collateralized by Allegheny Energy Supply 8.250% due 04/15/2012 valued at $565 and Time Warner 10.150% due 05/01/2012 valued at $780. Repurchase proceeds are $1,282.)
0.380% due 03/22/2012	641		641
(Dated 03/22/2010. Collateralized by Allegheny Energy Supply 8.250% due 04/15/2012 valued at $283 and Time Warner 10.150% due 05/01/2012 valued at $390. Repurchase proceeds are $641.)
0.400% due 06/09/2012	1,284		1,284
(Dated 06/10/2010. Collateralized by Time Warner 10.150% due 05/01/2012 valued at $781 and Allegheny Energy Supply 8.250% due 04/15/2012 valued at $567. Repurchase proceeds are $1,284.)
0.400% due 08/26/2012	2,454		2,454

(Dated 08/27/2010. Collateralized by Time Warner 10.150% due 05/01/2012 valued at $1,172. and Allegheny Energy Supply 8.250% due 04/15/2012 valued at $850; and UST LLC 6.625% due 07/15/2012 valued at $553. Repurchase proceeds are $2,454.)

0.420% due 05/11/2012	5,825		5,825
(Dated 05/11/2010. Collateralized by UST LLC 6.625% due 07/15/2012 valued at $6,106. Repurchase proceeds are $5,825.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

BNP Paribas Securities Corp.
0.120% due 04/01/2011	$100,000	$	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2037 valued at $102,286. Repurchase proceeds are $100,000.)
0.130% due 04/01/2011	100,000		100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.500% due 01/15/2029 valued at $102,641. Repurchase proceeds are $100,000.)
0.140% due 04/15/2011	250,000		250,000
(Dated 03/16/2011. Collateralized by Fannie Mae 4.500% - 5.000% due 09/01/2040 valued at $255,942. Repurchase proceeds are $250,001.)
0.160% due 04/15/2011	500,000		500,000
(Dated 03/15/2011. Collateralized by Fannie Mae 5.000% due 09/01/2040 - 10/01/2040 valued at $455,941 and Freddie Mac 4.500% due 12/01/2040 valued at $55,454. Repurchase proceeds are $500,002.)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	10,000		10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)
0.150% due 04/01/2011	6,600		6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	69,100		69,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $70,680. Repurchase proceeds are $69,100.)
0.140% due 04/01/2011	538,500		538,500
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $549,841. Repurchase proceeds are $538,502.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	200,000		200,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.750% due 02/15/2041 valued at $204,311. Repurchase proceeds are $200,001.)

Goldman Sachs & Co.
0.160% due 04/01/2011	10,000		10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $10,297. Repurchase proceeds are $10,000.)
0.160% due 04/11/2011	800,000		800,000

(Dated 03/09/2011. Collateralized by Fannie Mae 3.500% - 5.500% due 09/01/2025 - 09/01/2040 valued at $453,467 and Freddie Mac 4.500% - 5.000% due 05/01/2030 - 11/01/2040 valued at $370,688. Repurchase proceeds are $800,004.)

0.170% due 04/08/2011	1,000,000		1,000,000

(Dated 03/08/2011. Collateralized by Fannie Mae 3.500% - 5.500% due 07/01/2024 - 04/01/2040 valued at $546,858 and Freddie Mac 4.500% - 5.500% due 05/01/2030 - 03/01/2040 valued at $482,420. Repurchase proceeds are $1,000,005.)

132	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.440% due 06/02/2011	$515,009	$	515,009
(Dated 03/02/2011. Collateralized by FMS Wertmanagement 0.893% - 2.000% due 05/15/2012 - 11/15/2012 valued at $396,051. Repurchase proceeds are $515,016.)

J.P. Morgan Securities, Inc.
0.140% due 04/01/2011	581,300		581,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.875% due 02/15/2013 - 03/31/2018 valued at $593,321. Repurchase proceeds are $581,302.)

Morgan Stanley & Co., Inc.
0.130% due 04/01/2011	250,000		250,000
(Dated 03/25/2011. Collateralized by Fannie Mae 5.000% due 02/01/2038 - 07/01/2040 valued at $259,519. Repurchase proceeds are $250,001.)
0.140% due 04/01/2011	57,000		57,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.000% - 2750% due 09/30/2011 - 02/15/2019 valued at $28,240. Repurchase proceeds are $57,000)
0.150% due 04/01/2011	45,000		45,000
(Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.625% due 12/03/2012 valued at $46,181. Repurchase proceeds are $45,000.)
0.150% due 04/13/2011	500,000		500,000

(Dated 03/10/2011. Collateralized by Fannie Mae 4.000% - 5.500% due 06/01/2036 - 11/01/2040 valued at $426,559 and Freddie Mac 4.000% due 08/01/2025 valued at $91,383. Repurchase proceeds are $500,002.)

0.170% due 04/04/2011	400,000		400,000

(Dated 03/01/2011. Collateralized by Fannie Mae 4.500% - 5.500% due 06/01/2036 - 08/01/2040 valued at $315,258 and Freddie Mac 7.000% due 10/01/2038 valued at $89,989. Repurchase proceeds are $400,002.)

RBS Securities, Inc.
0.150% due 04/01/2011	50,000		50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $50,957. Repurchase proceeds are $50,000.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.160% due 04/01/2011	$50,000	$	50,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 03/15/2016 valued at $50,942. Repurchase proceeds are $50,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	2,089		2,089
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $2,135. Repurchase proceeds are $2,089.)

TD Securities (USA) LLC
0.140% due 04/01/2011	50,000		50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $50,803. Repurchase proceeds are $50,000.)

UBS Securities LLC
0.140% due 04/01/2011	250,000		250,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 11/30/2011 valued at $255,279. Repurchase proceeds are $250,001.)

			10,428,226

SHORT-TERM NOTES 9.8%

Banco Santander Chile
1.309% due 09/22/2011	70,000		69,991

CarMax Auto Owner Trust
0.334% due 03/15/2012	39,000		39,026

Fannie Mae
0.125% due 06/15/2011	3,100		3,099
0.155% due 06/29/2011	500		500
0.160% due 09/07/2011	66,300		66,256
0.165% due 04/20/2011	4,300		4,300
0.170% due 09/14/2011	89,000		88,939
0.175% due 08/03/2011	600		600
0.175% due 09/21/2011	58,004		57,962
0.180% due 08/10/2011	121,783		121,730
0.200% due 05/16/2011	100		100
0.340% due 04/26/2011	27,000		26,994
0.510% due 04/25/2011	65,000		64,978

Federal Farm Credit Bank
0.310% due 07/28/2011	50,000		50,012

Federal Home Loan Bank
0.550% due 06/01/2011	100,000		100,079
0.560% due 05/27/2011	90,800		90,795

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Freddie Mac
0.130% due 05/16/2011	$48,300	$	48,292
0.140% due 05/09/2011	200		200
0.140% due 06/06/2011	170,200		170,147
0.140% due 07/01/2011	876,800		876,415
0.140% due 07/08/2011	939,300		938,856
0.145% due 06/08/2011	164,200		164,147
0.160% due 09/06/2011	667,571		667,132
0.160% due 09/08/2011	111,400		111,326
0.165% due 04/18/2011	700		700
0.165% due 09/07/2011	8,800		8,794
0.166% due 09/09/2011	87,250		87,192
0.170% due 09/12/2011	624,223		623,797
0.173% due 09/23/2011	300		300
0.180% due 08/08/2011	147,667		147,603
0.195% due 05/24/2011	105,000		104,970
0.200% due 07/29/2011	100,000		99,967
0.210% due 07/11/2011	90,000		89,975
0.220% due 04/26/2011	30,000		29,995
0.220% due 06/21/2011	268,000		267,952
0.235% due 07/06/2011	465,000		464,876

Holmes Master Issuer PLC
0.405% due 10/15/2011	26,600		26,597

ING Bank NV
0.814% due 02/02/2012	30,000		29,995

Kentucky State Asset Liability Commission Revenue Notes, Series 2010
0.841% due 04/01/2011	9,285		9,285

Nissan Auto Lease Trust
0.317% due 11/15/2011	13,262		13,268

SMART Trust
0.432% due 03/14/2012	28,000		28,000

			5,795,142

U.S. TREASURY BILLS 0.1%
0.163% due 09/01/2011 - 09/22/2011 (a)	59,922		59,878

Total Short-Term Instruments (Cost $26,822,007)			26,823,852

Total Investments 99.0% (Cost $58,862,397)		$	58,881,936

Other Assets and Liabilities (Net) 1.0%			616,549

Net Assets 100.0%		$	59,498,485

Notes to Schedule of Investments (amounts in thousands):

(a)	Coupon represents a weighted average yield.
(b)	Principal amount of security is adjusted for inflation.
(c)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$13,317,494	$3,010	$13,320,504
Utilities	0	202,097	0	202,097
U.S. Government Agencies	0	15,301,117	0	15,301,117
U.S. Treasury Obligations	0	2,613,285	0	2,613,285
Asset-Backed Securities	0	275,327	0	275,327
Sovereign Issues	0	345,754	0	345,754

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Certificates of Deposit	$0	$2,853,176	$0	$2,853,176
Commercial Paper	0	7,687,430	0	7,687,430
Repurchase Agreements	0	10,428,226	0	10,428,226
Short-Term Notes	0	5,795,142	0	5,795,142
U.S. Treasury Bills	0	59,878	0	59,878

	$0	$58,878,926	$3,010	$58,881,936

See Accompanying Notes	Annual Report	March 31, 2011	133

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio (Cont.)

March 31, 2011

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (7)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (7)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$40,482	$3,027	$(41,000)	$12	$0	$489	$0	$0	$3,010	$(17)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

134	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
CORPORATE BONDS & NOTES 27.7%

BANKING & FINANCE 26.6%

American Express Bank FSB
3.150% due 12/09/2011	$21,000	$	21,419

ANZ National International Ltd.
3.250% due 04/02/2012	275		282

Bank of America Corp.
0.604% due 04/30/2012	8,000		8,035
1.021% due 12/02/2011	30,000		30,172
1.130% due 12/02/2011	28,450		28,631
2.100% due 04/30/2012	7,149		7,281
3.125% due 06/15/2012	15,000		15,468
6.250% due 04/15/2012	15,000		15,805

Bank of the West
2.150% due 03/27/2012	8,404		8,556

Barclays Bank PLC
1.316% due 12/05/2011	5,000		5,028

BNZ International Funding Ltd.
2.625% due 06/05/2012	28,000		28,666

Citibank N.A.
1.250% due 09/22/2011	2,000		2,011
1.375% due 08/10/2011	67,000		67,293
1.875% due 06/04/2012	3,500		3,558

Citigroup Funding, Inc.
0.634% due 04/30/2012	1,400		1,407
1.375% due 05/05/2011	22,400		22,423

Citigroup, Inc.
0.404% due 05/18/2011	30,000		30,002
0.434% due 03/16/2012	12,400		12,369
2.125% due 04/30/2012	20,000		20,382
5.250% due 02/27/2012	8,000		8,312
6.000% due 02/21/2012	21,195		22,146

Commonwealth Bank of Australia
2.400% due 01/12/2012	10,000		10,148

Credit Agricole S.A.
0.654% due 02/02/2012	15,000		14,962

Dexia Credit Local S.A.
0.959% due 09/23/2011	10,500		10,519
2.375% due 09/23/2011	25,000		25,181

General Electric Capital Corp.
0.262% due 05/08/2012	17,515		17,521
0.480% due 06/01/2012	400		401
2.200% due 06/08/2012	16,600		16,944
2.250% due 03/12/2012	64,048		65,205
3.000% due 12/09/2011	4,300		4,381

Goldman Sachs Group, Inc.
0.490% due 02/06/2012	9,000		8,998
1.044% due 12/05/2011	35,000		35,205
2.150% due 03/15/2012	13,500		13,737

HSBC Finance Corp.
0.522% due 08/09/2011	28,955		28,966
0.573% due 04/24/2012	10,105		10,093
5.700% due 06/01/2011	6,500		6,551
6.375% due 10/15/2011	16,950		17,470
6.750% due 05/15/2011	2,000		2,014

HSBC USA, Inc.
3.125% due 12/16/2011	500		510

Huntington National Bank
0.710% due 06/01/2012	300		301

ING Bank NV
0.933% due 01/13/2012	6,760		6,779
1.107% due 03/30/2012	4,100		4,113

JPMorgan Chase & Co.
0.433% due 04/01/2011	25,000		25,000
0.540% due 06/15/2012	36,345		36,488
1.021% due 12/02/2011	29,300		29,474
2.200% due 06/15/2012	15,219		15,562

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

KeyBank N.A.
3.200% due 06/15/2012	$28,029	$	28,950

KeyCorp
0.854% due 12/19/2011	2,800		2,814

LeasePlan Corp. NV
3.000% due 05/07/2012	2,000		2,049

Lloyds TSB Bank PLC
0.509% due 06/17/2011	5,000		5,001
1.123% due 04/01/2011	10,000		10,000
2.300% due 04/01/2011	23,000		23,000
2.800% due 04/02/2012	1,000		1,022

Macquarie Bank Ltd.
0.403% due 07/15/2011	3,000		2,999
2.600% due 01/20/2012	2,100		2,136

Merrill Lynch & Co., Inc.
0.503% due 07/25/2011	6,500		6,502
0.504% due 11/01/2011	10,000		9,995

Morgan Stanley
0.510% due 04/19/2012	2,800		2,802
0.592% due 02/10/2012	200		201
1.950% due 06/20/2012	7,000		7,129
2.000% due 09/22/2011	45,000		45,394
3.250% due 12/01/2011	22,100		22,545

Nationwide Building Society
0.494% due 05/17/2012	5,000		4,996

Nomura Europe Finance NV
0.453% due 07/05/2011	3,000		2,990

PNC Funding Corp.
0.589% due 06/22/2011	875		876
2.300% due 06/22/2012	9,000		9,196

Royal Bank of Scotland Group PLC
0.570% due 03/30/2012	4,000		4,007
0.707% due 04/08/2011	9,000		9,000
1.450% due 10/20/2011	8,000		8,050
1.500% due 03/30/2012	5,000		5,047
2.625% due 05/11/2012	250		255
3.000% due 12/09/2011	26,000		26,470

Sovereign Bank
2.750% due 01/17/2012	500		510

State Street Bank and Trust Co.
0.509% due 09/15/2011	6,200		6,209

Suncorp-Metway Ltd.
1.553% due 04/15/2011	20,000		20,008

Svenska Handelsbanken AB
0.453% due 07/01/2011	8,400		8,401

U.S. Bancorp
0.648% due 04/27/2012	50,000		50,244
2.250% due 03/13/2012	25,000		25,455

U.S. Central Federal Credit Union
1.250% due 10/19/2011	22,200		22,331

Union Bank N.A.
0.509% due 03/16/2012	100		100

Wachovia Corp.
0.433% due 04/23/2012	3,000		3,003

Wells Fargo & Co.
1.160% due 12/09/2011	66,500		66,941

Westpac Banking Corp.
3.250% due 12/16/2011	29,000		29,549

			1,241,946

UTILITIES 1.1%

BP Capital Markets PLC
1.550% due 08/11/2011	34,050		34,174
2.375% due 12/14/2011	1,751		1,770
2.750% due 02/27/2012	3,000		3,049

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
3.125% due 03/10/2012	$6,600	$	6,747

Verizon Wireless Capital LLC
2.914% due 05/20/2011	5,000		5,017

			50,757

Total Corporate Bonds & Notes (Cost $1,291,754)			1,292,703

U.S. GOVERNMENT AGENCIES 24.2%

Fannie Mae
0.168% due 08/11/2011	2,700		2,700
0.238% due 07/26/2012	100,000		100,058
0.272% due 08/23/2012	250,000		250,230
0.284% due 09/17/2012	29,600		29,631
3.375% due 05/19/2011	2,100		2,109
5.000% due 10/15/2011	12,000		12,309
5.125% due 04/15/2011	1,710		1,713

Federal Farm Credit Bank
0.180% due 05/06/2011	15,000		15,000
0.190% due 05/17/2011	15,000		15,000
0.192% due 06/27/2011 - 11/23/2011	50,500		50,512
0.214% due 07/20/2012	77,700		77,712
0.226% due 05/14/2012	25,000		25,009
0.300% due 09/16/2011	10,000		10,002
5.500% due 07/15/2011	2,500		2,538

Federal Home Loan Bank
0.155% due 08/25/2011	700		700
0.163% due 07/15/2011	25,000		24,998
0.166% due 08/12/2011	90,000		89,999
0.168% due 08/26/2011	2,400		2,400
0.180% due 05/25/2011 - 02/03/2012	2,500		2,500
0.184% due 10/27/2011	3,000		3,000
0.192% due 05/13/2011	900		900
0.202% due 11/08/2011	37,400		37,404
0.205% due 09/15/2011	700		700
0.228% due 02/16/2012	20,000		20,009
0.250% due 05/27/2011	32,600		32,602
0.273% due 10/13/2011	7,150		7,153
0.625% due 06/15/2011	53,200		53,260
0.700% due 04/18/2011	10,000		10,003
0.760% due 07/19/2011	30,000		30,062
3.625% due 07/01/2011 - 09/16/2011	34,395		34,880
5.250% due 06/10/2011	5,200		5,250

Freddie Mac
0.130% due 01/25/2012	3,100		3,099
0.178% due 01/11/2012	7,700		7,700
0.181% due 02/02/2012	5,300		5,300
0.192% due 08/24/2012	30,000		29,994
0.198% due 12/29/2011	11,700		11,703
0.204% due 12/21/2011	10,100		10,103
0.214% due 09/19/2011	43,625		43,635
0.218% due 09/26/2011	1,600		1,600
0.220% due 05/04/2011	900		900
0.238% due 05/11/2012	42,500		42,520
0.240% due 08/05/2011	4,500		4,501
0.244% due 10/21/2011	1,400		1,401
0.248% due 10/26/2011	1,100		1,101
0.353% due 04/07/2011	3,400		3,400
2.750% due 04/11/2011	4,000		4,003
3.500% due 05/05/2011	4,700		4,715
5.125% due 04/18/2011	2,770		2,777

Total U.S. Government Agencies (Cost $1,128,293)			1,128,795

U.S. TREASURY OBLIGATIONS 2.3%

Treasury Inflation Protected Securities (a)
2.375% due 04/15/2011	105,387		105,758

Total U.S. Treasury Obligations (Cost $105,714)			105,758

See Accompanying Notes	Annual Report	March 31, 2011	135

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.4%

Ally Auto Receivables Trust
0.315% due 02/15/2012	$3,702	$	3,704
0.336% due 11/15/2011	1,847		1,848

Chrysler Financial Auto Securitization Trust
0.336% due 10/11/2011	2,140		2,140

Ford Credit Auto Lease Trust
0.383% due 11/15/2011	831		831

Ford Credit Auto Owner Trust
0.289% due 02/15/2012	2,628		2,628

Harley-Davidson Motorcycle Trust
0.313% due 12/15/2011	950		950

Hyundai Auto Receivables Trust
0.318% due 02/15/2012	2,173		2,174

Mercedes-Benz Auto Lease Trust
0.308% due 03/15/2012	3,167		3,169

Volkswagen Auto Lease Trust
0.299% due 11/21/2011	339		339

Total Asset-Backed Securities (Cost $17,777)			17,783

SOVEREIGN ISSUES 0.5%

Japan Bank for International Cooperation
4.750% due 05/25/2011	1,500		1,509

Japan Finance Corp.
2.000% due 06/24/2011	10,500		10,534

Province of Ontario Canada
0.762% due 05/22/2012	7,000		7,035
2.625% due 01/20/2012	4,165		4,237

Societe Financement de l'Economie Francaise
2.125% due 01/30/2012	1,000		1,014

Total Sovereign Issues (Cost $24,341)			24,329

SHORT-TERM INSTRUMENTS 44.8%

CERTIFICATES OF DEPOSIT 3.6%

Bank of Nova Scotia
0.562% due 08/09/2012	7,000		7,000

Barclays Bank PLC
0.854% due 12/20/2011	20,250		20,247
1.409% due 12/16/2011	30,000		30,002

BNP Paribas
0.672% due 02/27/2012	12,500		12,516

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
0.403% due 07/19/2012	6,500		6,504

Credit Agricole Corporate and Investment Bank New York
0.260% due 04/15/2011	6,000		6,000

Dexia Credit Local
0.559% due 03/22/2012	4,500		4,494

DNB NOR Bank ASA
0.190% due 04/15/2011	11,800		11,800

Standard Chartered Bank
0.240% due 04/11/2011	29,000		29,000
0.511% due 10/06/2011	10,700		10,686

Toronto-Dominion Bank
0.225% due 04/15/2011	27,000		27,000

			165,249

COMMERCIAL PAPER 9.6%

Aegon NV
0.500% due 04/21/2011	6,000		5,998

American Electric Power Co., Inc.
0.330% due 04/12/2011	1,650		1,650
0.360% due 04/27/2011	1,100		1,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.450% due 05/16/2011	$250	$250

AT&T, Inc.
0.245% due 04/04/2011	6,800	6,800
0.260% due 04/25/2011	5,615	5,614

Bank of America Corp.
0.320% due 04/25/2011	8,000	7,998

BMW U.S. Capital LLC
0.350% due 04/19/2011	1,400	1,399
0.360% due 04/14/2011	100	100
0.360% due 04/15/2011	220	220
0.390% due 04/14/2011	2,000	1,999

BP Capital Markets PLC
0.568% due 11/22/2011	500	499
0.668% due 01/09/2012	800	797
0.764% due 10/18/2011	500	499
0.800% due 01/09/2012	3,800	3,788
0.850% due 10/20/2011	1,400	1,397
0.870% due 11/07/2011	5,000	4,989
0.880% due 10/18/2011	2,000	1,996

BPCE S.A.
0.220% due 04/13/2011	13,600	13,599
0.300% due 05/09/2011	1,000	1,000
0.350% due 04/13/2011	10,000	9,999
Citigroup Funding, Inc.
0.270% due 05/03/2011	3,600	3,599

Clorox Co.
0.300% due 04/15/2011	675	675

Comcast Corp.
0.345% due 04/19/2011	6,000	5,999
0.480% due 04/25/2011	400	400

Computer Sciences Co.
0.300% due 04/01/2011	3,375	3,375

DaimlerFinance North America LLC
0.440% due 05/17/2011	1,300	1,299
0.440% due 05/31/2011	2,500	2,498

Devon Energy Corp.
0.294% due 04/25/2011	1,700	1,699
0.320% due 05/02/2011	1,600	1,599
0.335% due 04/18/2011	550	550

Dominion Resources, Inc.
0.360% due 04/05/2011	1,700	1,700

Duke Energy Corp.
0.300% due 04/05/2011	250	250
0.304% due 04/05/2011	250	250
0.320% due 04/07/2011	400	400
0.350% due 04/11/2011	360	360

Florida Power & Light Co.
0.250% due 04/08/2011	1,350	1,350

General Mills, Inc.
0.270% due 04/11/2011	3,600	3,600
0.280% due 04/04/2011	1,000	1,000
0.320% due 04/06/2011	1,653	1,653

HJ Heinz Finance Co.
0.300% due 04/04/2011	2,500	2,500

Kellogg Co.
0.280% due 04/11/2011	2,525	2,525

Kraft Foods, Inc.
0.360% due 04/25/2011	550	550
0.400% due 05/05/2011	680	679
0.400% due 05/10/2011	2,000	1,999

NextEra Energy Capital Holdings, Inc.
0.330% due 04/04/2011	2,600	2,600
0.350% due 04/14/2011	6,000	5,999
0.370% due 04/06/2011	450	450
0.380% due 04/21/2011	2,500	2,499

Nordea North America
0.200% due 04/05/2011	300	300

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.200% due 04/14/2011	$4,800	$4,800
0.200% due 04/15/2011	1,100	1,100

Northern States Power Co.
0.320% due 04/04/2011	675	675

Omnicom Capital, Inc.
0.370% due 04/18/2011	3,150	3,149

Pacific Gas & Electric Co.
0.330% due 04/08/2011	273	273
0.350% due 04/06/2011	675	675
0.350% due 04/14/2011	3,375	3,375
0.360% due 04/05/2011	2,600	2,600
0.380% due 04/08/2011	450	450
0.380% due 04/19/2011	1,299	1,299
0.380% due 04/20/2011	1,000	1,000

PacifiCorp
0.350% due 04/18/2011	1,900	1,900
0.370% due 04/13/2011	1,200	1,200

Rabobank USA Financial Co.
0.250% due 05/18/2011	26,900	26,891
0.330% due 04/04/2011	12,150	12,150

Reed Elsevier, Inc.
0.345% due 04/05/2011	900	900
0.350% due 04/14/2011	3,050	3,050
0.350% due 04/18/2011	1,575	1,575

Safeway, Inc.
0.370% due 04/08/2011	1,500	1,500

Sanofi-Aventis S.A.
0.500% due 06/02/2011	6,350	6,348

Sara Lee Corp.
0.310% due 04/06/2011	1,500	1,500

Sempra Energy
0.365% due 04/12/2011	2,700	2,700

Societe Generale
0.000% due 05/02/2011	31,000	30,993

Southern Co.
0.250% due 04/01/2011	3,000	3,000
0.260% due 04/07/2011	1,550	1,550
0.275% due 04/11/2011	3,200	3,200

Southwestern Public Service Co.
0.340% due 04/06/2011	700	700

Straight-A Funding LLC
0.198% due 04/04/2011	900	900
0.210% due 04/13/2011	2,500	2,500
0.230% due 05/09/2011	1,400	1,400
0.240% due 04/13/2011	4,500	4,500
0.240% due 05/04/2011	7,300	7,298
0.240% due 06/03/2011	3,000	2,999
0.240% due 06/07/2011	24,700	24,687
0.240% due 06/08/2011	1,000	999
0.250% due 04/04/2011	7,700	7,700
0.250% due 04/05/2011	7,000	7,000
0.250% due 04/11/2011	1,000	1,000
0.250% due 04/12/2011	15,013	15,012
0.250% due 04/13/2011	28,800	28,798
0.250% due 04/14/2011	6,400	6,399
0.250% due 04/18/2011	1,000	1,000
0.250% due 05/02/2011	11,800	11,797
0.250% due 05/11/2011	7,200	7,198
0.250% due 05/16/2011	2,700	2,699
0.250% due 05/17/2011	6,200	6,198
0.250% due 06/01/2011	21,000	20,990
0.250% due 06/03/2011	4,500	4,498
0.250% due 06/06/2011	7,500	7,496
0.254% due 05/20/2011	3,400	3,399

United Healthcare Co.
0.340% due 04/04/2011	3,000	3,000

Verizon Communications, Inc.
0.350% due 04/04/2011	250	250
0.380% due 04/05/2011	2,000	2,000

136	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.390% due 05/09/2011	$1,850	$1,849
0.400% due 05/03/2011	1,700	1,699
0.400% due 05/09/2011	2,400	2,399

Virginia Electric and Power Co.
0.360% due 04/06/2011	2,050	2,050
0.365% due 04/05/2011	1,300	1,300

Vodafone Group PLC
0.880% due 01/19/2012	4,000	3,978

Volkswagen Group of America, Inc.
0.370% due 04/07/2011	1,300	1,300
0.395% due 05/02/2011	1,300	1,300
0.440% due 04/28/2011	500	500
0.447% due 05/02/2011	300	300

Weatherford International Oil Field Services Ltd.
0.850% due 05/02/2011	3,150	3,147

WellPoint, Inc.
0.300% due 04/05/2011	475	475
0.340% due 05/11/2011	500	500

Xcel Energy, Inc.
0.320% due 04/11/2011	300	300

		445,414

REPURCHASE AGREEMENTS 21.3%

Banc of America Securities LLC
0.140% due 04/01/2011	78,850	78,850
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 1.875% due 09/15/2012 - 09/30/2017 valued at $80,321. Repurchase proceeds are $78,850.)

Barclays Capital, Inc.
0.130% due 04/01/2011	17,000	17,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $17,366. Repurchase proceeds are $17,000.)
0.140% due 04/15/2011	75,000	75,000
(Dated 03/16/2011. Collateralized by Ginnie Mae 4.500% due 07/15/2040 valued at $76,279. Repurchase proceeds are $75,000.)
0.150% due 04/13/2011	50,000	50,000
(Dated 03/10/2011. Collateralized by Fannie Mae 5.500% due 01/01/2039 valued at $51,755. Repurchase proceeds are $50,000.)
0.150% due 04/15/2011	30,000	30,000
(Dated 03/16/2011. Collateralized by Ginnie Mae 4.500% due 04/20/2040 valued at $30,612. Repurchase proceeds are $30,000.)
0.170% due 04/11/2011	50,000	50,000
(Dated 03/21/2011. Collateralized by Freddie Mac 4.000% due 03/01/2026 valued at $51,380. Repurchase proceeds are $50,000.)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.150% due 04/01/2011	$6,600	$6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Goldman Sachs & Co.
0.160% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $10,297. Repurchase proceeds are $10,000.)
0.160% due 04/11/2011	100,000	100,000

(Dated 03/09/2011. Collateralized by Fannie Mae 4.500% - 6.000% due 03/01/2034 - 04/01/2040 valued at $74,752 and Freddie Mac 4.000% due 09/01/2025 valued at $28,463. Repurchase proceeds are $100,000.)

0.440% due 06/02/2011	38,071	38,071
(Dated 03/02/2011. Collateralized by FMS Wertmanagement 2.000% due 11/15/2012 valued at $29,304. Repurchase proceeds are $38,071.)

Morgan Stanley & Co., Inc.
0.140% due 04/01/2011	57,000	57,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.000%-2.750% due 4/01/2011-09/30/2011 valued at $57,622. Repurchase proceeds are $57,000.)
0.150% due 04/01/2011	20,000	20,000
(Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.625% due 12/03/2012 valued at $20,525. Repurchase proceeds are $20,000.)
0.170% due 04/04/2011	50,000	50,000
(Dated 03/01/2011. Collateralized by Fannie Mae 4.500% due 05/01/2040 valued at $51,428. Repurchase proceeds are $50,000.)

RBS Securities, Inc.
0.150% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.125% due 09/30/2013 valued at $50,957. Repurchase proceeds are $50,000.)
0.160% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by Fannie Mae 3.200% due 09/10/2020 valued at $50,338. Repurchase proceeds are $50,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	1,329	1,329
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $1,360. Repurchase proceeds are $1,329.)

TD Securities (USA) LLC
0.140% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $50,803. Repurchase proceeds are $50,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS Securities LLC
0.140% due 04/01/2011	$250,000	$250,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 01/31/2012 valued at $255,090. Repurchase proceeds are $250,000.)

		993,850

SHORT-TERM NOTES 10.3%

CarMax Auto Owner Trust
0.334% due 03/15/2012	2,700	2,702

Fannie Mae
0.165% due 09/07/2011	34,700	34,677
0.180% due 08/10/2011	7,400	7,397

Federal Farm Credit Bank
0.310% due 07/28/2011	25,000	25,006

Federal Home Loan Bank
0.540% due 05/24/2011	1,600	1,600
0.550% due 06/01/2011	5,000	5,004

Freddie Mac
0.140% due 06/06/2011	11,000	10,997
0.140% due 07/01/2011	57,000	56,975
0.140% due 07/08/2011	60,700	60,671
0.145% due 06/08/2011	10,600	10,597
0.160% due 09/06/2011	45,500	45,470
0.160% due 09/08/2011	7,200	7,195
0.165% due 09/07/2011	600	600
0.166% due 09/09/2011	6,100	6,096
0.170% due 09/12/2011	151,000	150,897
0.180% due 08/08/2011	11,500	11,495
0.220% due 06/21/2011	7,700	7,699
0.235% due 07/06/2011	22,000	21,994

Holmes Master Issuer PLC
0.405% due 10/15/2011	5,000	4,999

ING Bank NV
0.814% due 02/02/2012	5,000	4,999

SMART Trust
0.432% due 03/14/2012	3,500	3,500

		480,570

Total Short-Term Instruments (Cost $2,084,988)		2,085,083

Total Investments 99.9% (Cost $4,652,867)		$4,654,451

Other Assets and Liabilities (Net) 0.1%		3,932

Net Assets 100.0%		$4,658,383

See Accompanying Notes	Annual Report	March 31, 2011	137

Schedule of Investments PIMCO Short-Term Floating NAV Portfolio II (Cont.)

March 31, 2011

Notes to Schedule of Investments (amounts in thousands):

(a)	Principal amount of security is adjusted for inflation.
(b)	Fair Value Measurements (1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$1,241,946	$0	$1,241,946
Utilities	0	50,757	0	50,757
U.S. Government Agencies	0	1,128,795	0	1,128,795
U.S. Treasury Obligations	0	105,758	0	105,758
Asset-Backed Securities	0	17,783	0	17,783
Sovereign Issues	0	24,329	0	24,329

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Short-Term Instruments
Certificates of Deposit	$0	$165,249	$0	$165,249
Commercial Paper	0	445,414	0	445,414
Repurchase Agreements	0	993,850	0	993,850
Short-Term Notes	0	480,570	0	480,570

	$0	$4,654,451	$0	$4,654,451

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.

138	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Schedule of Investments PIMCO U.S. Government Sector Portfolio

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 2.3%

Bear Stearns Cos. LLC
0.523% due 08/15/2011	$100	$100

Goldman Sachs Group, Inc.
0.703% due 10/07/2011	2,000	2,003

Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012	100,000	100,728
3.500% due 03/10/2014	200	212

Morgan Stanley
0.553% due 01/09/2012	100	100

SovRisc BV
5.250% due 04/30/2011	3,286	3,297

U.S. Trade Funding Corp.
4.260% due 11/15/2014	5,042	5,274

		111,714

INDUSTRIALS 0.0%

Totem Ocean Trailer Express, Inc.
4.514% due 12/18/2019	450	480

Total Corporate Bonds & Notes (Cost $111,114)		112,194

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

Los Angeles, California Unified School District General Obligation Bonds, (NPFGC Insured), Series 2007
4.500% due 07/01/2025	2,020	1,892

IOWA 0.1%

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	2,230	2,021

NEW YORK 0.0%

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2008
5.250% due 09/15/2023	1,100	1,136

Total Municipal Bonds & Notes (Cost $5,191)		5,049

U.S. GOVERNMENT AGENCIES 27.9%

Egypt Government AID Bond
4.450% due 09/15/2015	35,000	38,138

Fannie Mae
0.310% due 12/25/2036	1,626	1,600
0.370% due 03/25/2034	1,360	1,343
0.380% due 03/25/2036	1,330	1,234
0.470% due 07/25/2032	741	724
0.490% due 06/25/2033	925	880
0.509% due 06/25/2032	2	2
0.570% due 03/25/2032	533	503
0.590% due 11/25/2032	6	6
0.600% due 05/25/2042	719	719
0.731% due 08/25/2021 - 03/25/2022	85	86
0.750% due 12/18/2013	100,000	98,465
0.881% due 08/25/2022	24	24
0.981% due 04/25/2022	39	40
1.150% due 04/25/2032	658	666
1.518% due 02/01/2041 - 10/01/2044	11,038	11,040
1.625% due 10/26/2015	220,000	214,023
1.718% due 11/01/2030	1	2
2.250% due 12/01/2032	6	7
2.281% due 06/01/2021	1,500	1,557
2.295% due 11/01/2035	663	680

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.320% due 11/01/2035	$971	$995
2.375% due 09/01/2022	4	5
2.377% due 10/01/2032	41	43
2.387% due 07/01/2018	410	413
2.395% due 09/01/2028	26	27
2.439% due 05/01/2025	13	13
2.487% due 12/01/2035	349	366
2.489% due 12/01/2022 - 06/01/2032	37	39
2.509% due 01/01/2036	4,456	4,689
2.513% due 12/01/2029	9	10
2.524% due 09/01/2031	66	70
2.525% due 12/01/2031	5	6
2.639% due 08/01/2036	472	498
2.650% due 05/01/2032	3	4
2.748% due 01/01/2029	14	14
2.750% due 05/01/2022	12	12
2.758% due 11/01/2020	24	24
2.847% due 10/01/2025	35	37
2.858% due 03/01/2018	18	19
2.970% due 02/01/2026	12	12
2.973% due 03/01/2026	19	20
3.181% due 09/01/2033	3	3
3.338% due 12/01/2029	8	8
3.344% due 12/01/2029	25	25
3.375% due 09/01/2017 - 01/01/2018	31	32
3.605% due 01/01/2018	12	13
4.097% due 08/01/2028	13	13
4.500% due 02/25/2017 - 03/25/2018	2,660	2,698
4.625% due 05/01/2013	11,757	12,522
4.650% due 08/01/2014	21	21
4.762% due 03/01/2035	2,147	2,222
5.000% due 01/25/2017 - 02/25/2017	527	532
5.204% due 09/01/2026	520	525
5.250% due 08/01/2012	50,000	52,884
5.398% due 06/01/2025	18	18
5.500% due 03/25/2028 - 11/01/2036	5,024	5,274
5.650% due 11/01/2014	12	12
5.950% due 02/25/2044	2,483	2,500
6.000% due 06/01/2037	801	872

Farmer Mac
7.440% due 07/25/2011	1,000	992

Federal Home Loan Bank
4.625% due 09/11/2020	31,800	33,625

Financing Corp.
0.000% due 06/06/2013	70	68

Freddie Mac
0.000% due 12/11/2025	9,084	4,392
0.490% due 07/25/2031	353	307
0.605% due 12/15/2030 - 06/15/2031	744	744
0.655% due 11/15/2016 - 03/15/2017	817	818
0.755% due 06/15/2030 - 12/15/2032	476	479
0.805% due 06/15/2031	185	186
1.012% due 02/15/2027	18	18
1.017% due 03/30/2015	2,000	2,012
1.513% due 10/25/2044	5,026	4,959
1.518% due 02/25/2045	1,571	1,532
1.718% due 07/25/2044	3,299	3,274
1.750% due 09/10/2015	150,000	147,197
2.130% due 02/01/2024	41	43
2.350% due 07/01/2020	123	128
2.475% due 02/01/2032	7	7
2.479% due 12/01/2031	8	8
2.480% due 02/01/2032	17	17
2.500% due 12/01/2031	58	61
2.515% due 04/01/2027	12	12
2.527% due 01/01/2032	36	38
2.583% due 05/01/2032	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.597% due 03/01/2025	$1	$1
2.606% due 08/01/2031	3	3
2.622% due 06/01/2035	8,909	9,293
2.736% due 07/01/2029	18	18
2.748% due 10/01/2031	9	9
2.850% due 08/01/2019	40	42
3.398% due 02/01/2018	30	31
3.999% due 08/01/2020	27	27
4.122% due 02/01/2025	10	10
4.125% due 09/27/2013	100,000	107,301
4.250% due 05/22/2013	20	21
4.500% due 04/02/2014 - 09/15/2035	66,770	71,697
4.679% due 02/01/2035	4,200	4,375
5.000% due 01/30/2014 - 01/15/2034	185,177	204,083
5.084% due 03/01/2035	358	377
5.400% due 03/17/2021	500	556
5.500% due 08/15/2030 - 10/01/2039	1,549	1,652
6.500% due 10/25/2043	1,440	1,617

Ginnie Mae
2.125% due 10/20/2023 - 10/20/2024	113	117
2.625% due 07/20/2025 - 08/20/2026	811	838
3.250% due 02/20/2030	1,540	1,603
3.375% due 04/20/2023 - 04/20/2032	1,335	1,390
5.000% due 05/20/2034	29,889	30,895
8.500% due 03/20/2025	58	64

Israel Government AID Bond
0.000% due 11/01/2024	178,000	94,018
5.500% due 09/18/2023	61,330	68,840

Residual Funding Corp. Principal Strip
0.000% due 10/15/2019 - 01/15/2030	18,080	7,504

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	652	654
1.000% due 03/25/2025 - 07/25/2025	545	548
1.100% due 01/25/2019 - 11/25/2024	690	694
4.500% due 03/01/2023	717	751
4.760% due 09/01/2025	20,353	21,465
4.770% due 04/01/2024	6,210	6,556
4.875% due 09/10/2013	877	919
4.930% due 01/01/2024	4,595	4,867
5.136% due 08/10/2013	4,325	4,567
5.240% due 08/01/2023	2,907	3,064
7.060% due 11/01/2019	586	645
7.220% due 11/01/2020	722	798

Tennessee Valley Authority
5.500% due 06/15/2038	35,000	38,151

U.S. Department of Housing and Urban Development
4.930% due 08/01/2014	4,000	4,365
5.190% due 08/01/2016	5,000	5,419

Total U.S. Government Agencies (Cost $1,352,429)		1,360,010

U.S. TREASURY OBLIGATIONS 27.1%

U.S. Treasury Bonds
6.125% due 11/15/2027	339	418
8.000% due 11/15/2021 (d)	44,700	62,357

U.S. Treasury Notes
0.500% due 11/30/2012	7,900	7,880
0.625% due 12/31/2012 (d)	770,000	769,008
1.250% due 02/15/2014 (d)	268,000	267,979
1.375% due 05/15/2013	13,600	13,741
3.000% due 02/28/2017	158,000	161,481

See Accompanying Notes	Annual Report	March 31, 2011	139

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.625% due 08/15/2019 (d)	$39,151	$40,423

Total U.S. Treasury Obligations (Cost $1,329,270)		1,323,287

MORTGAGE-BACKED SECURITIES 6.1%

Bear Stearns Adjustable Rate Mortgage Trust
2.651% due 04/25/2033	28	28
2.726% due 04/25/2033	364	361
2.770% due 02/25/2033	87	80
2.906% due 11/25/2034	3,448	3,286
3.075% due 01/25/2034	731	717
5.434% due 04/25/2033	323	323

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	4,284	3,517
5.089% due 11/25/2036	26,758	16,982
5.195% due 11/25/2036	35,703	22,361

CBA Commercial Small Balance Commercial Mortgage
0.530% due 12/25/2036	3,145	2,648
CC Mortgage Funding Corp.
0.380% due 05/25/2048	6,564	3,018
0.500% due 08/25/2035	1,416	1,020

Citigroup Mortgage Loan Trust, Inc.
2.820% due 12/25/2035	2,720	2,524

Countrywide Alternative Loan Trust
0.410% due 02/25/2047	1,315	857
0.430% due 05/25/2047	8,182	4,813
0.434% due 02/20/2047	11,516	6,460
0.450% due 05/25/2036	815	504
0.460% due 05/25/2035	1,709	1,150
0.464% due 03/20/2046	8,840	5,174
0.530% due 12/25/2035	618	439
1.312% due 02/25/2036	802	540
5.500% due 03/25/2036	4,003	2,914

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035	2,887	1,973
0.540% due 04/25/2035	618	418
0.580% due 02/25/2035	1,822	1,404
0.590% due 02/25/2035	1,086	831
3.291% due 04/25/2035	982	647
5.416% due 09/20/2036	12,991	8,000

Credit Suisse First Boston Mortgage Securities Corp.
1.962% due 05/25/2032	41	42
2.665% due 06/25/2032	51	46

Downey Savings & Loan Association Mortgage Loan Trust
0.514% due 08/19/2045	1,408	982

First Republic Mortgage Loan Trust
0.730% due 06/25/2030	478	469
0.755% due 11/15/2030	589	586

Greenpoint Mortgage Funding Trust
0.330% due 01/25/2047	2,087	1,926
0.470% due 06/25/2045	1,313	884

GS Mortgage Securities Corp. II
1.142% due 03/06/2020	9,835	9,837
GSR Mortgage Loan Trust
2.838% due 04/25/2036	9,403	7,971

Harborview Mortgage Loan Trust
0.384% due 04/19/2038	3,449	2,229
0.474% due 05/19/2035	3,628	2,496
0.624% due 02/19/2034	861	786

Impac CMB Trust
1.250% due 07/25/2033	155	141

Indymac Index Mortgage Loan Trust
0.570% due 02/25/2035	5,257	3,588

JPMorgan Mortgage Trust
2.863% due 02/25/2036	4,701	4,294
2.922% due 07/25/2035	3,451	3,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
2.699% due 05/25/2034	$479	$393

MASTR Asset Securitization Trust
5.500% due 09/25/2033	547	575

Merrill Lynch Floating Trust
0.325% due 06/15/2022	2,041	2,000

Merrill Lynch Mortgage Investors, Inc.
1.961% due 12/25/2032	295	298

Morgan Stanley Capital I
0.315% due 10/15/2020	7,835	7,535
4.490% due 01/13/2041	92	94

Prime Mortgage Trust
5.000% due 02/25/2019	1,356	1,393

Residential Accredit Loans, Inc.
0.550% due 08/25/2035	2,591	1,607
0.650% due 03/25/2033	3,100	2,839
1.672% due 09/25/2045	1,060	680

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031	1,097	1,183

Residential Funding Mortgage Securities I
6.500% due 03/25/2032	94	98
Sequoia Mortgage Trust
0.604% due 10/19/2026	1,940	1,711
0.604% due 07/20/2033	3,127	3,016
0.724% due 07/20/2033	2,199	1,400

Structured Adjustable Rate Mortgage Loan Trust
1.712% due 01/25/2035	879	514

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047	53	53
0.470% due 05/25/2036	34,099	20,345
0.604% due 03/19/2034	970	882
0.834% due 07/19/2034	490	458

Structured Asset Securities Corp.
0.300% due 05/25/2036	291	287
2.768% due 10/25/2035	1,862	1,530

Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	10,826	10,505
0.360% due 11/25/2046	7,794	7,698
0.370% due 10/25/2046	9,560	9,474

Wachovia Bank Commercial Mortgage Trust
0.345% due 09/15/2021	23,554	23,350

WaMu Mortgage Pass-Through Certificates
0.480% due 04/25/2045	4,097	3,565
0.509% due 11/25/2045	2,910	2,470
0.520% due 12/25/2045	1,702	1,444
1.042% due 01/25/2047	2,371	1,578
1.122% due 12/25/2046	4,754	3,496
1.292% due 06/25/2046	6,471	4,918
1.312% due 02/25/2046	4,784	3,804
1.512% due 11/25/2042	946	842
1.514% due 05/25/2041	318	307
2.573% due 03/25/2034	457	458
2.984% due 05/25/2046	1,175	850
2.984% due 07/25/2046	11,918	9,181
2.984% due 08/25/2046	29,604	22,455
2.984% due 10/25/2046	2,533	1,896
2.984% due 12/25/2046	2,667	2,014
3.071% due 09/25/2046	4,878	4,000

Washington Mutual MSC Mortgage Pass-Through Certificates
2.350% due 02/25/2033	3	3
2.359% due 02/25/2033	39	36
2.388% due 05/25/2033	84	79

Wells Fargo Mortgage-Backed Securities Trust
4.454% due 11/25/2033	251	258

Total Mortgage-Backed Securities (Cost $390,592)		296,276

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 0.8%

ACE Securities Corp.
0.300% due 08/25/2036	$402	$378

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037	383	322
0.775% due 06/15/2031	390	361
0.795% due 11/15/2031	36	32

Bear Stearns Asset-Backed Securities Trust
0.300% due 11/25/2036	756	726
0.320% due 12/25/2036	512	478
0.330% due 10/25/2036	576	553
0.360% due 11/25/2036	5,875	4,014
0.910% due 10/25/2032	97	87

Carrington Mortgage Loan Trust
0.300% due 12/25/2036	1,246	1,202
0.570% due 10/25/2035	1,127	1,064

CIT Group Home Equity Loan Trust
0.520% due 06/25/2033	252	220

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036	996	956
0.310% due 05/25/2037	932	887
0.360% due 08/25/2036	742	686

Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,327	996

Countrywide Asset-Backed Certificates
0.300% due 05/25/2047	89	89
0.330% due 10/25/2047	466	459
0.350% due 09/25/2037	542	533
0.350% due 09/25/2047	825	811
0.430% due 09/25/2036	2,429	2,064
0.440% due 06/25/2036	1,753	1,517

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	125	103

Credit-Based Asset Servicing & Securitization LLC
0.320% due 01/25/2037	1,473	541

First Franklin Mortgage Loan Asset-Backed Certificates
0.620% due 12/25/2034	15	15

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036	111	41

GSAMP Trust
0.320% due 12/25/2036	1,168	853
0.340% due 11/25/2035	252	40

GSRPM Mortgage Loan Trust
0.950% due 01/25/2032	109	101

Home Equity Asset Trust
0.310% due 05/25/2037	452	441
1.170% due 02/25/2033	1	1

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036	554	434
0.300% due 12/25/2036	356	341

Indymac Residential Asset-Backed Trust
0.380% due 04/25/2047	423	417

IXIS Real Estate Capital Trust
0.310% due 05/25/2037	49	15

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036	1,356	1,321
0.310% due 03/25/2047	1,002	847
0.330% due 08/25/2036	67	21
0.330% due 03/25/2037	554	520

L.A. Arena Funding LLC
7.656% due 12/15/2026	69	72

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037	1,028	432

140	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034	$1,548	$1,295

MASTR Asset-Backed Securities Trust
0.300% due 11/25/2036	163	74
0.330% due 05/25/2037	884	845

Merrill Lynch First Franklin Mortgage Loan Trust
0.310% due 07/25/2037	619	616

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037	193	191
0.370% due 02/25/2037	676	400

Mid-State Trust
7.340% due 07/01/2035	226	236

Morgan Stanley ABS Capital I
0.310% due 05/25/2037	1,158	992

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036	559	546

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036	57	56

Morgan Stanley Mortgage Loan Trust
0.320% due 01/25/2047	725	655

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037	373	365

New Century Home Equity Loan Trust
0.430% due 05/25/2036	1,606	1,140
0.509% due 06/25/2035	796	772

Option One Mortgage Loan Trust
0.310% due 07/25/2037	630	605

Renaissance Home Equity Loan Trust
0.950% due 08/25/2032	2	2

Residential Asset Mortgage Products, Inc.
0.320% due 02/25/2037	75	75

Residential Asset Securities Corp.
0.320% due 02/25/2037	194	191
0.360% due 04/25/2037	413	406

Salomon Brothers Mortgage Securities VII, Inc.
1.150% due 01/25/2032	147	130

Saxon Asset Securities Trust
0.770% due 08/25/2032	4	4

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037	993	951
0.310% due 12/25/2036	2,296	830
0.330% due 11/25/2036	914	338

Soundview Home Equity Loan Trust
0.310% due 11/25/2036	790	283
0.330% due 06/25/2037	1,251	1,094

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038	1,137	1,016

Structured Asset Investment Loan Trust
0.300% due 07/25/2036	185	184

Structured Asset Securities Corp.
0.330% due 01/25/2037	312	307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.350% due 01/25/2037	$1,043	$782
0.650% due 05/25/2034	417	383

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034	3	3

WaMu Asset-Backed Certificates
0.300% due 01/25/2037	612	586

Total Asset-Backed Securities (Cost $51,731)		41,344

SHORT-TERM INSTRUMENTS 30.8%

REPURCHASE AGREEMENTS 17.6%

Banc of America Securities LLC
0.140% due 04/01/2011	318,300	318,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625% - 2.125% due 05/31/2012 - 12/31/2015 valued at $325,038. Repurchase proceeds are $318,301.)

Barclays Capital, Inc.
0.130% due 04/01/2011	13,300	13,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $13,586. Repurchase proceeds are $13,300.)
0.140% due 04/15/2011	74,500	74,500
(Dated 03/10/2011. Collateralized by Fannie Mae 0.284% due 10/18/2012 valued at $76,067. Repurchase proceeds are $74,500.)

Citigroup Global Markets, Inc.
0.140% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $10,215. Repurchase proceeds are $10,000.)
0.150% due 04/01/2011	6,600	6,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $6,733. Repurchase proceeds are $6,600.)

Credit Suisse Securities (USA) LLC
0.140% due 04/01/2011	14,200	14,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375% - 2.625% due 05/15/2013 - 04/30/2016 valued at $14,506. Repurchase proceeds are $14,200.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	5,800	5,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $5,915. Repurchase proceeds are $5,800.)

Goldman Sachs & Co.
0.160% due 04/01/2011	10,000	10,000
(Dated 03/31/2011. Collateralized by Fannie Mae 5.000% due 05/01/2038 valued at $10,297. Repurchase proceeds are $10,000.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

RBS Securities, Inc.
0.150% due 04/01/2011	$50,000	$50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.500% due 12/31/2013 valued at $51,015. Repurchase proceeds are $50,000.)
0.160% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.550% due 05/27/2011 valued at $51,037. Repurchase proceeds are $50,000.)

State Street Bank and Trust Co.
0.010% due 04/01/2011	5,230	5,230
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $5,335. Repurchase proceeds are $5,230.)

TD Securities (USA) LLC
0.140% due 04/01/2011	50,000	50,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 08/15/2039 valued at $50,803. Repurchase proceeds are $50,000.)

UBS Securities LLC
0.140% due 04/01/2011	250,000	250,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.000% due 03/31/2012 valued at $255,205. Repurchase proceeds are $250,001.)

		857,930

SHORT-TERM NOTES 0.3%

Freddie Mac
0.200% due 06/22/2011	15,680	15,677

U.S. TREASURY BILLS 11.6%
0.146% due 06/16/2011 - 09/01/2011 (a)	562,760	562,516

	SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (b) 1.3%
	6,418,072	64,296

Total Short-Term Instruments (Cost $1,500,346)		1,500,419

PURCHASED OPTIONS (f) 0.0%
(Cost $1)		1

Total Investments 95.1% (Cost $4,740,674)		$4,638,580

Other Assets and Liabilities (Net) 4.9%		238,896

Net Assets 100.0%		$4,877,476

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield.
(b)	Affiliated to the Portfolio.
(c)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $246,418 at a weighted average interest rate of 0.200%. On March 31, 2011, there were no open reverse repurchase agreements.

See Accompanying Notes	Annual Report	March 31, 2011	141

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

(d)	Securities with an aggregate market value of $70,997 and cash of $16 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	40,629	$4,858
90-Day Eurodollar June Futures	Long	06/2011	1,194	168
90-Day Eurodollar June Futures	Long	06/2012	15,217	(12,533)
90-Day Eurodollar March Futures	Long	03/2012	35,269	(6,570)
90-Day Eurodollar September Futures	Long	09/2011	8,195	1,632
90-Day Eurodollar September Futures	Long	09/2012	2,600	(4,404)

				$(16,849)

(e)	Swap agreements outstanding on March 31, 2011:

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty		Notional Amount	Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.000%	12/15/2012	MSC	$	343,000	$8,637	$4,425	$4,212
Pay	3-Month USD-LIBOR	4.000%	12/16/2014	RBS		223,600	19,314	9,042	10,272
Pay	3-Month USD-LIBOR	4.000%	06/16/2015	RBS		217,000	18,810	8,886	9,924
Pay	3-Month USD-LIBOR	3.000%	12/15/2015	MSC		230,000	8,688	5,168	3,520
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		300,000	4,263	9,183	(4,920)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		100,000	1,421	4,600	(3,179)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		65,000	923	3,022	(2,099)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		100,000	1,421	1,854	(433)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		62,000	881	2,915	(2,034)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		100,000	1,421	(140)	1,561
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		100,000	1,421	(1,035)	2,456

							$67,200	$47,920	$19,280

(f)	Purchased options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts
Description	Exercise Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar June Futures	$95.000	06/13/2011	84	$1	$1

(g)	Transactions in written call and put options for the period ended March 31, 2011:

	Notional Amount	Premium
Balance at 03/31/2010	$6,447,800	$34,586
Sales	0	0
Closing Buys	(4,547,800)	(30,026)
Expirations	0	0
Exercised	(1,900,000)	(4,560)

Balance at 03/31/2011	$0	$0

(h)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value
Fannie Mae	5.500%	04/01/2041	$11,000	$11,688	$(11,756)

142	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

March 31, 2011

(i)	Fair Value Measurements (1)

The	following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Portfolio's assets and liabilities (2):

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$0	$111,714	$0	$111,714
Industrials	0	480	0	480
Municipal Bonds & Notes
California	0	1,892	0	1,892
Iowa	0	2,021	0	2,021
New York	0	1,136	0	1,136
U.S. Government Agencies	0	1,359,018	992	1,360,010
U.S. Treasury Obligations	0	1,323,287	0	1,323,287
Mortgage-Backed Securities	0	296,276	0	296,276
Asset-Backed Securities	0	41,344	0	41,344
Short-Term Instruments
Repurchase Agreements	0	857,930	0	857,930
Short-Term Notes	0	15,677	0	15,677

Category and Subcategory (3)	Level 1 (4)	Level 2 (5)	Level 3 (6)	Fair Value at 03/31/2011
U.S. Treasury Bills	$0	$562,516	$0	$562,516
PIMCO Short-Term Floating NAV Portfolio	64,296	0	0	64,296
Purchased Options
Interest Rate Contracts	0	1	0	1
	$64,296	$4,573,292	$992	$4,638,580

Short Sales, at value	$0	$(11,756)	$0	$(11,756)

Financial Derivative Instruments (7) - Assets
Interest Rate Contracts	$6,658	$31,945	$0	$38,603

Financial Derivative Instruments (7) - Liabilities
Interest Rate Contracts	$(23,507)	$(12,665)	$0	$(36,172)

Totals	$47,447	$4,580,816	$992	$4,629,255

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the year ending March 31, 2011:

Category and Subcategory (3)	Beginning Balance at 03/31/2010	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (8)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011 (8)
Investments, at value
Corporate Bonds & Notes
Banking & Finance	$7,070	$0	$(1,691)	$(1)	$(1)	$(103)	$0	$(5,274)	$0	$0
U.S. Government Agencies	1,569	0	(570)	(11)	(3)	7	0	0	992	4
Mortgage-Backed Securities	2,270	0	(231)	0	0	609	0	(2,648)	0	0

	$10,909	$0	$(2,492)	$(12)	$(4)	$513	$0	$(7,922)	$992	$4

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(j)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Portfolio's derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets:
Investments, at value (purchased options)	$0	$0	$0	$0	$1	$1
Variation margin receivable (2)	0	0	0	0	11,346	11,346
Unrealized appreciation on swap agreements	0	0	0	0	31,945	31,945

	$0	$0	$0	$0	$43,292	$43,292

Liabilities:
Unrealized depreciation on swap agreements	$0	$0	$0	$0	$12,665	$12,665

See Accompanying Notes	Annual Report	March 31, 2011	143

Schedule of Investments PIMCO U.S. Government Sector Portfolio (Cont.)

March 31, 2011

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized (loss) on investments (purchased options)	$0	$0	$0	$0	$(161)	$(161)
Net realized gain on futures contracts, written options and swaps	0	56	0	0	213,712	213,768

	$0	$56	$0	$0	$213,551	$213,607

Net Change in Unrealized (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized (depreciation) on futures contracts, written options and swaps	$0	$(7)	$0	$0	$(46,012)	$(46,019)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)

Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(16,849) as reported in the Notes to Schedule of Investments.

(k)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures (1)
BOA	$4,263	$(4,980)	$(717)
CITI	1,421	(1,660)	(239)
CSFB	923	(1,080)	(157)
GSC	1,421	(1,660)	(239)
JPM	881	(1,030)	(149)
MSC	18,746	(19,800)	(1,054)
RBS	39,545	(39,760)	(215)

(1)

Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

144	PIMCO Funds	Private Account Portfolio Series	See Accompanying Notes

Notes to Financial Statements

March 31, 2011

1.  ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the 15 portfolios (the “Portfolios”) offered by the Trust.

Shares of the Portfolios have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. Each Portfolio issues its shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Determination of Net Asset Value  The Net Asset Value (“NAV”) of a Portfolio’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open. Information that becomes known to a Portfolio or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

(b) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

(c) Cash and Foreign Currency  The functional and reporting currency for the Portfolios is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Portfolio, except the PIMCO Short-Term Floating NAV Portfolio and the PIMCO Short-Term Floating NAV Portfolio II, are declared and distributed to shareholders quarterly. Dividends from net investment income, if any, of the PIMCO Short-Term Floating NAV Portfolio and the PIMCO Short-Term Floating NAV Portfolio II are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may change the fiscal year when income and capital items are recognized for tax and U.S. GAAP purposes. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of mortgage paydowns, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income and realized capital gain reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been reclassified to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows have been prepared using the indirect method which requires net investment income to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this change and its impact on the financial statements has not been determined.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are valued at fair market value. Fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the NAV may change on days when an investor is not able to purchase, redeem or exchange shares.

U.S. GAAP defines fair market value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using quoted prices in active markets or exchanges for identical assets and liabilities.

•

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets

Annual Report	March 31, 2011	145

Notes to Financial Statements (Cont.)

that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board of Trustees (the “Board”) or persons acting at their direction that are used in determining the fair market value of investments.

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE. These securities are valued using pricing service providers that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair market value  The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair market value as determined in good faith by the Board or persons acting at their direction and are categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the investment adviser, Pacific Investment Management Company LLC (“PIMCO”), the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to PIMCO. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. When a Portfolio uses fair valuation methods applied by PIMCO that use significant unobservable inputs to determine its NAV, securities will be priced by another method that the Board or persons acting at their direction believe accurately reflects fair market value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the significant transfers between Levels of the Portfolios’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

4.  SECURITIES AND OTHER INVESTMENTS

(a) Delayed-Delivery Transactions  Certain Portfolios may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result

146	PIMCO Funds	Private Account Portfolio Series

March 31, 2011

in a capital gain or loss. When a Portfolio has sold a security on a delayed-delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(b) Inflation-Indexed Bonds  Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

(c) Loan Participations and Assignments  Certain Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. Certain Portfolios may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate Portfolios to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts will never be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations.

(d) Mortgage-Related and Other Asset-Backed Securities   Certain Portfolios may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the United States Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that is collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

(e) Payment In-Kind Securities   Certain Portfolios may invest in payment in-kind securities. Payment in-kind securities (“PIKs”) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investment to interest receivable in the Statements of Assets and Liabilities.

(f) Repurchase Agreements   Each Portfolio may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Securities purchased under repurchase agreements are reflected as an asset in the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio. Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. If the counterparty should default, a Portfolio will seek to sell the securities which it holds as collateral. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

(g) Residual Interest Bonds (“RIBs”)   Certain Portfolios may invest in RIBs, which are created via a master trust agreement between a broker-dealer, acting as trustor and liquidity provider, and an investment bank, acting as trustee and tender agent. The master trust agreement defines the terms for each trust series; with each series being established by the transfer of long-term, fixed-rate municipal bonds (“Fixed Rate Bonds”) to the trustee to be held and provide for the creation, execution and delivery of floater

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Notes to Financial Statements (Cont.)

certificates (“Floating Rate Notes”) and RIBs. Floating Rate Notes are liquid notes that are issued with a short-term variable rate typically linked to the weekly Securities Industry and Financial Markets Association (“SIFMA”) rate. After interest income is paid on the Floating Rate Notes at current rates, the residual income from the Fixed Rate Bonds is paid to the RIBs. RIBs are issued with a coupon that fluctuates inversely with the Floating Rate Notes’ referenced rate, subject to certain limitations. Therefore, rising short-term rates result in lower income for the RIBs and vice versa.

Floating Rate Notes are generally remarketed to municipal money market funds. RIBs are acquired by either tax-exempt municipal bond funds or trusts, or other parties interested in obtaining potentially higher yielding tax-exempt securities or gaining levered exposure to the municipal bond market. Floating Rate Note holders typically have the option to tender their notes to the liquidity provider for redemption at par at each reset date. The RIBs holders have the option to (i) require the Floating Rate Note holders to tender their notes at par, and (ii) require the liquidity provider to transfer the Fixed Rate Bonds to the RIBs holders. The holders of RIBs bear substantially all of the downside investment risk associated with the underlying Fixed Rate Bonds, and also benefit from a disproportionate amount of the potential appreciation of the underlying Fixed Rate Bonds’ value. RIBs may be more volatile and less liquid than other municipal bonds of comparable maturity.

(h) Restricted Securities  Certain Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at the period ended March 31, 2011 are disclosed in the Notes to the Schedules of Investments.

(i) Reverse Repurchase Agreements  Certain Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A reverse repurchase agreement involves the risk that the market value of the security sold by a Portfolio may decline below the repurchase price of the security. A Portfolio will segregate assets determined to be liquid by the investment adviser or otherwise cover its obligations under reverse repurchase agreements.

(j) Short Sales  Certain Portfolios may enter into short sales transactions. A short sale is a transaction in which a Portfolio sells securities it does not own in anticipation of a decline in the market price of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(k) U.S. Government Agencies or Government-Sponsored Enterprises  Certain Portfolios may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Portfolios’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the United States Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation

(“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

(l) When-Issued Transactions  Certain Portfolios may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Portfolio is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Portfolio may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

5.  FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end as disclosed in the Notes to Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period as disclosed in the Statements of Operations serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Foreign Currency Contracts  Certain Portfolios may enter into foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as a part of an investment strategy. A foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in foreign currency exchange rates. Foreign currency contracts are marked to market daily and the change in value is recorded by a Portfolio as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

(b) Futures Contracts  Certain Portfolios may enter into futures contracts. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Portfolio. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Portfolios may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may

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invest and (2) inflation-capped options. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included on the Portfolio’s Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

(d) Swap Agreements   Certain Portfolios may invest in swap agreements. Swap agreements are privately negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A Portfolio may enter into credit default, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee of the Board of Trustees, generally based upon recommendations provided by PIMCO.

Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements   Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Portfolio may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Portfolio may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the

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sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreements outstanding as of March 31, 2011 for which a Portfolio is the seller of protection are disclosed in the Notes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Portfolio may enter into interest rate swap agreements Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

6.  PRINCIPAL RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a list of potential risks the Portfolios may be subject to, please see the Important Information About the Portfolios.

Market Risks  A Portfolio’s investments in financial derivatives and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (i.e. yield) movements.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the returns of the Portfolio.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Portfolio will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. Financial assets, which potentially expose a Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. PIMCO, as the investment adviser, minimizes counterparty risks to the Portfolios by performing extensive reviews of each counterparty and obtaining approval from the PIMCO Counterparty Risk Committee prior to entering into transactions with a third party. Furthermore, to the extent that unpaid amounts owed to a Portfolio exceed a predetermined threshold agreed to with the counterparty, such counterparty shall advance collateral to the Portfolio in the form of cash or cash equivalents equal in value to the unpaid amount owed to the Portfolio. A Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Portfolio subsequently falls, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced to the Portfolio.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

A Portfolio is subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of forward and OTC derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement and result in the need for multiple

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agreements with a single counterparty. Therefore, exposure cannot be netted and collateralized across all types of transactions. Exposures can only be netted across transactions governed under the same Master Agreement with the same legal entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury bills and US dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper may be used. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Portfolio and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Portfolio and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. The market value of OTC financial derivative transactions net of collateral received in or pledged by counterparty as of period end is disclosed in the Notes to the Schedules of Investments.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

Anticipated losses for securities and financial derivatives transactions associated with Lehman Brothers have been incorporated as components of receivable for investments sold or payable for investments purchased on the Statements of Assets and Liabilities and net realized gain/(loss) on investments on the Statements of Operations. Financial assets and liabilities may be offset and the net amount may be reported in the Statements of Assets and Liabilities where there is a legally enforceable right to set off the recognized amounts.

7.     FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI”), and serves as investment adviser (the “Adviser”) to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Portfolio, at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”), and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees are charged at an annual rate as noted in the following table:

Portfolio Name	Investment Advisory Fee		Supervisory and Administrative Fee
PIMCO Asset-Backed Securities Portfolio	0.02%		0.03%
PIMCO Developing Local Markets Portfolio	0.02%		0.10%
PIMCO Emerging Markets Portfolio	0.02%		0.10%
PIMCO FX Strategy Portfolio	0.02%		0.03%
PIMCO High Yield Portfolio	0.02%		0.03%
PIMCO International Portfolio	0.02%		0.10%
PIMCO Investment Grade Corporate Portfolio	0.02%		0.03%
PIMCO Long Duration Corporate Bond Portfolio	0.02%		0.03%
PIMCO Mortgage Portfolio	0.02%		0.03%
PIMCO Municipal Sector Portfolio	0.02%		0.03%
PIMCO Real Return Portfolio	0.02%		0.03%
PIMCO Short-Term Portfolio	0.02%		0.03%
PIMCO Short-Term Floating NAV Portfolio	0.00%	(1)	0.00%
PIMCO Short-Term Floating NAV Portfolio II	0.02%		0.03%
PIMCO U.S. Government Sector Portfolio	0.02%		0.03%

(1)

By investing in the Portfolio, each investing fund agrees that 0.01% of the fee that each Investing Fund is currently obligated to pay PIMCO under its investment advisory contract will be designated as compensation for the investment advisory services PIMCO provides to the Portfolio.

(c) Portfolio Expenses   The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses and bank overdraft charges; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) organization expenses and (viii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multiple Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO FX Strategy and PIMCO Long Duration Corporate Bond Portfolios’ Supervisory and Administrative Fees in each Portfolio’s first fiscal year, to the extent that the payment of each Portfolio’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% as set forth below (calculated as a percentage of each Portfolio’s average daily net assets):

Portfolio Name
PIMCO FX Strategy Portfolio	0.05%
PIMCO Long Duration Corporate Bond Portfolio	0.05%

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Portfolios’ annualized total portfolio operating expenses plus the amount so reimbursed does not exceed the operating

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expense limitation. The recoverable amounts to PIMCO at March 31, 2011, were as follows (amounts in thousands):

Portfolio Name	Recoverable Amounts
PIMCO FX Strategy Portfolio	$41
PIMCO Long Duration Corporate Bond Portfolio	2

Effective January 1, 2011, each unaffiliated Trustee will receive an annual retainer of $135,000, plus $10,500 for each Board of Trustees quarterly meeting attended, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each special Board of Trustees meeting attended, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

Prior to January 1, 2011, each unaffiliated Trustee received an annual retainer of $120,000, plus $9,500 for each Board of Trustees meeting attended in person, $750 ($1,500 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair will receive an additional annual retainer of $15,000 and each other committee chair will receive an additional annual retainer of $1,500.

These expenses are allocated on a pro-rata basis to each Portfolio and Funds of the Trust according to its respective net assets. The PIMCO Short-Term Floating NAV Portfolio does not bear Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Distributor  Effective February 14, 2011, PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. Prior to February 14, 2011, Allianz Global Investors Distributors LLC, an indirect wholly-owned subsidiary of AGI, was the Distributor of the Trust’s shares.

8.  RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributors are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fees amounts are disclosed in the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of

Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2011, the Portfolios below engaged in purchases and sales of securities pursuant to the Rule 17a-7 of the Act (amounts in thousands):

Portfolio Name	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$21,921	$79,553
PIMCO Developing Local Markets Portfolio	64,927	1,507
PIMCO Emerging Markets Portfolio	41,304	6,459
PIMCO High Yield Portfolio	55,974	68,447
PIMCO International Portfolio	1,503	0
PIMCO Investment Grade Corporate Portfolio	119,200	126,550
PIMCO Long Duration Corporate Bond Portfolio	325,001	49,188
PIMCO Mortgage Portfolio	1,477	0
PIMCO Municipal Sector Portfolio	81,329	110,840
PIMCO Real Return Portfolio	1,417	121,790
PIMCO Short-Term Portfolio	530,227	151,336
PIMCO Short-Term Floating NAV Portfolio	2,514,611	263,504
PIMCO Short-Term Floating NAV Portfolio II	100,178	13,264
PIMCO U.S. Government Sector Portfolio	0	41,905

Each Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio to the extent permitted by the Act and rules thereunder. The PIMCO Short-Term Floating NAV Portfolio is a registered investment company created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, another series of registered investment companies advised by PIMCO, in connection with their cash management activities. The PIMCO Short-Term Floating NAV Portfolio may incur expenses related to its investment activities, but does not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The PIMCO Short-Term Floating NAV Portfolio is considered to be affiliated with the Portfolios. The table below shows each Portfolio’s transactions in and earnings from investments in the PIMCO Short-Term Floating NAV Portfolio for the period ended March 31, 2011 (amounts in thousands):

Portfolio Name	Market Value 03/31/2010	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2011	Dividend Income
PIMCO Asset-Backed Securities Portfolio	$4,749	$403,235	$(407,880)	$8	$(1)	$111	$35
PIMCO Developing Local Markets Portfolio	27,978	1,081,187	(791,700)	(25)	46	317,486	687
PIMCO Emerging Markets Portfolio	44,490	749,839	(760,300)	29	0	34,058	339
PIMCO FX Strategy Portfolio	0	25,809	(19,800)	0	1	6,010	9
PIMCO High Yield Portfolio	800	858,702	(819,400)	31	0	40,133	202
PIMCO International Portfolio	550,123	2,505,137	(2,617,700)	12	62	437,634	937
PIMCO Investment Grade Corporate Portfolio	22,796	1,596,592	(1,619,300)	61	0	149	192
PIMCO Long Duration Corporate Bond Portfolio	71,301	2,311,087	(2,156,100)	39	0	226,327	187
PIMCO Mortgage Portfolio	85,794	12,047,161	(11,589,400)	741	(1)	544,295	4,061
PIMCO Municipal Sector Portfolio	0	32,903	(30,000)	0	0	2,903	3
PIMCO Real Return Portfolio	181	962,280	(942,100)	24	0	20,385	80
PIMCO Short-Term Portfolio	278	1,216,352	(1,193,900)	8	0	22,738	52
PIMCO U.S. Government Sector Portfolio	118,643	5,600,099	(5,654,600)	142	12	64,296	1,599

9.  GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

152	PIMCO Funds	Private Account Portfolio Series

March 31, 2011

10.  PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2011, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Portfolio Name	Purchases	Sales	Purchases	Sales
PIMCO Asset-Backed Securities Portfolio	$3,397,401	$3,403,013	$198,931	$205,565
PIMCO Developing Local Markets Portfolio	181,420	265,554	110,249	225,810
PIMCO Emerging Markets Portfolio	136,258	207,278	613,995	156,309
PIMCO FX Strategy Portfolio	200	0	0	0
PIMCO High Yield Portfolio	189,712	145,481	1,111,322	437,612
PIMCO International Portfolio	349,250	376,169	6,433,742	7,232,615
PIMCO Investment Grade Corporate Portfolio	1,980,065	1,991,302	1,680,634	1,843,843
PIMCO Long Duration Corporate Bond Portfolio	12,536,793	12,645,071	4,485,127	965,984
PIMCO Mortgage Portfolio	128,793,844	126,691,350	1,947,703	575,274
PIMCO Municipal Sector Portfolio	0	0	234,161	709,546
PIMCO Real Return Portfolio	5,456,983	4,543,009	171,682	173,296
PIMCO Short-Term Portfolio	151,732	43,004	1,089,680	517,578
PIMCO Short-Term Floating NAV Portfolio	20,150,981	10,076,896	17,961,061	5,312,362
PIMCO Short-Term Floating NAV Portfolio II	1,725,689	1,518,159	1,720,104	502,663
PIMCO U.S. Government Sector Portfolio	15,474,276	17,054,824	382,674	409,404

11.  SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	PIMCO Asset-Backed Securities Portfolio				PIMCO Developing Local Markets Portfolio				PIMCO Emerging Markets Portfolio
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	15,267	$163,351	12,184	$103,320	94,688	$546,053	141,693	$765,429	65,627	$696,666	25,149	$234,456
Issued as reinvestment of distributions	2,925	30,768	3,650	31,689	12,581	69,942	7,682	42,252	6,234	63,561	107	957
Cost of shares redeemed	(19,160)	(200,171)	(28,741)	(248,128)	(92,877)	(528,059)	(35,948)	(199,723)	(26,381)	(277,318)	(38,272)	(342,631)
Net increase (decrease) resulting from Portfolio share transactions	(968)	$(6,052)	(12,907)	$(113,119)	14,392	$87,936	113,427	$607,958	45,480	$482,909	(13,016)	$(107,218)

	PIMCO FX Strategy Portfolio		PIMCO High Yield Portfolio				PIMCO International Portfolio
	Period from 10/05/2010 to 03/31/2011		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	780	$7,600	133,888	$1,042,807	516	$3,324	97,062	$438,903	273,208	$1,200,601
Issued as reinvestment of distributions	1	8	6,859	52,880	5,284	35,028	30,592	138,325	66,539	286,204
Cost of shares redeemed	0	0	(61,377)	(483,345)	(30,427)	(195,617)	(237,496)	(1,074,888)	(146,434)	(648,333)
Net increase (decrease) resulting from Portfolio share transactions	781	$7,608	79,370	$612,342	(24,627)	$(157,265)	(109,842)	$(497,660)	193,313	$838,472

Annual Report	March 31, 2011	153

Notes to Financial Statements (Cont.)

	PIMCO Investment Grade Corporate Portfolio				PIMCO Long Duration Corporate Bond Portfolio				PIMCO Mortgage Portfolio
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold	126,749	$1,341,236	172,182	$1,634,342	335,050	$3,656,450	367,115	$3,745,932	510,793	$5,737,592	222,858	$2,393,871

Issued as reinvestment of distributions	26,641	279,327	28,449	275,516	41,451	443,750	10,949	112,918	48,790	532,171	65,429	695,640

Cost of shares redeemed	(175,979)	(1,866,424)	(218,562)	(2,031,973)	(62,598)	(686,193)	(37,527)	(380,948)	(305,348)	(3,341,947)	(770,415)	(8,279,411)
Net increase (decrease) resulting from Portfolio share transactions	(22,589)	$(245,861)	(17,931)	$(122,115)	313,903	$3,414,007	340,537	$3,477,902	254,235	$2,927,816	(482,128)	$(5,189,900)

	PIMCO Municipal Sector Portfolio				PIMCO Real Return Portfolio				PIMCO Short-Term Portfolio
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	11,298	$91,771	35,268	$274,005	221,982	$2,037,308	7,133	$61,361	73,620	$660,270	90,265	$759,234
Issued as reinvestment of distributions	4,379	35,179	6,036	48,297	7,063	64,131	3,208	27,643	6,137	55,772	7,350	61,049
Cost of shares redeemed	(74,993)	(594,102)	(68,068)	(537,974)	(115,700)	(1,068,506)	(89,843)	(789,000)	(77,470)	(702,176)	(154,629)	(1,303,366)
Net increase (decrease) resulting from Portfolio share transactions	(59,316)	$(467,152)	(26,764)	$(215,672)	113,345	$1,032,933	(79,502)	$(699,996)	2,287	$13,866	(57,014)	$(483,083)

	PIMCO Short-Term Floating NAV Portfolio				PIMCO Short-Term Floating NAV Portfolio II				PIMCO U.S. Government Sector Portfolio
	Year Ended 03/31/2011		Year Ended 03/31/2010		Year Ended 03/31/2011		Period from 06/09/2009 to 03/31/2010		Year Ended 03/31/2011		Year Ended 03/31/2010
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold	16,845,231	$168,725,500	12,422,346	$124,370,800	1,973,279	$19,751,400	796,360	$7,968,300	328,200	$3,210,914	220,484	$2,125,246
Issued as reinvestment of distributions	15,628	156,535	3,587	35,910	1,045	10,455	179	1,792	83,050	752,579	38,981	371,676
Cost of shares redeemed	(14,469,227)	(144,927,119)	(9,436,618)	(94,472,257)	(1,788,209)	(17,899,707)	(517,287)	(5,175,858)	(278,168)	(2,910,191)	(181,595)	(1,763,683)
Net increase resulting from Portfolio share transactions	2,391,632	$23,954,916	2,989,315	$29,934,453	186,115	$1,862,148	279,252	$2,794,234	133,082	$1,053,302	77,870	$733,239

12.  REGULATORY AND LITIGATION MATTERS

The Trust is not engaged in any litigation or arbitration proceedings and is not aware of any litigation or claim pending or threatened by or against it. However, PIMCO is a defendant in the following litigation matters unrelated to its management of the Trust.

In Kohen v. PIMCO and PIMCO Funds, plaintiffs challenged certain trades by PIMCO in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO and PIMCO Funds. In settling this matter, PIMCO and PIMCO Funds deny any liability. This settlement is purely private in nature and not a regulatory matter.

13.  FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under sub-chapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

U.S. GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Portfolios’ tax position for all open tax years, and concluded that the adoptions had no effect on the Portfolios’ financial position or results of operations. As of March 31, 2011, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. tax returns. While the statute of limitations remains open to examine the Portfolios’ U.S. tax returns filed for the fiscal years from 2007-2010, no examinations are in progress or anticipated at this time. The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

154	PIMCO Funds	Private Account Portfolio Series

March 31, 2011

As of March 31, 2011, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Post-October Deferral (4)
Asset-Backed Securities Portfolio	$0	$12,658	$0	$(71,566)	$0	$(1,829)	$0
Developing Local Markets Portfolio	0	34,401	0	14,329	(15,560)	(88,027)	0
Emerging Markets Portfolio	0	15,822	0	44,087	(23,185)	(39,179)	0
FX Strategy Portfolio	0	364	0	(56)	0	0	0
High Yield Portfolio	0	24,823	0	34,291	(4,227)	(163,401)	0
International Portfolio	0	78,188	0	(10,290)	(48,543)	(186,114)	(14,002)
Investment Grade Corporate Portfolio	0	23,075	0	336,847	(129)	(76,292)	0
Long Duration Corporate Portfolio	0	47,749	1	199,832	(7,277)	0	(53,923)
Mortgage Portfolio	0	51,305	3	(32,667)	0	0	(81,989)
Municipal Sector Portfolio	4,737	1,469	0	(3,894)	0	(11,578)	0
Real Return Portfolio	0	8,446	960	18,048	(2,988)	0	0
Short-Term Floating NAV Portfolio	0	4,636	20	19,537	0	0	0
Short-Term Floating NAV Portfolio II	0	437	1	1,584	(22)	0	0
Short-Term Portfolio	0	16,224	0	(69,557)	0	(308,920)	(12,239)
U.S. Government Sector Portfolio	0	7,821	1	(100,286)	(159)	0	(137,896)

(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2010 through March 31, 2011 which the Portfolio elected to defer to the following taxable year pursuant to federal income tax regulations.

As of March 31, 2011, the Portfolios had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolios will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses (amounts in thousands)
	2012	2013	2014	2015	2016	2017	2018	2019
Asset-Backed Securities Portfolio	$0	$0	$0	$0	$0	$0	$1,829	$0
Developing Local Markets Portfolio	0	0	0	0	0	0	88,027	0
Emerging Markets Portfolio	0	0	0	0	0	10,132	29,047	0
High Yield Portfolio	0	0	0	0	0	22,561	140,840	0
International Portfolio	0	0	0	155,021	31,093	0	0	0
Investment Grade Corporate Portfolio	0	0	0	0	0	0	76,292	0
Municipal Sector Portfolio	0	0	0	0	0	0	11,578	0
Short-Term Portfolio	0	8,847	5,660	5,243	43,531	85,425	73,668	86,546

As of March 31, 2011, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
Asset-Backed Securities Portfolio	$968,146	$23,128	$(96,790)	$(73,662)
Developing Local Markets Portfolio	817,923	13,315	(3,800)	9,515
Emerging Markets Portfolio	1,143,019	39,411	(8,116)	31,295
FX Strategy Portfolio	7,541	17	(62)	(45)
High Yield Portfolio	1,148,318	51,619	(26,806)	24,813
International Portfolio	2,155,271	70,523	(80,087)	(9,564)
Investment Grade Corporate Portfolio	4,354,304	364,386	(42,380)	322,006
Long Duration Corporate Portfolio	7,451,178	261,544	(64,658)	196,886
Mortgage Portfolio	11,877,771	125,354	(156,951)	(31,597)
Municipal Sector Portfolio	351,632	19,994	(11,393)	8,601
Real Return Portfolio	1,310,247	23,668	(5,638)	18,030
Short-Term Floating NAV Portfolio	58,862,399	22,297	(2,760)	19,537
Short-Term Floating NAV Portfolio II	4,652,867	1,757	(173)	1,584
Short-Term Portfolio	1,684,394	38,305	(106,364)	(68,060)
U.S. Government Sector Portfolio	4,743,394	29,244	(134,058)	(104,814)

(5)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals and interest only basis adjustments.

Annual Report	March 31, 2011	155

Notes to Financial Statements (Cont.)

March 31, 2011

For the fiscal years ended March 31, 2011 and March 31, 2010, respectively, the Portfolios made the following tax basis distributions (amounts in thousands):

	March 31, 2011				March 31, 2010
	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)	Tax-Exempt Income Distributions	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
Asset-Backed Securities Portfolio	$0	$31,200	$0	$0	$0	$20,996	$10,994	$0
Developing Local Markets Portfolio	0	77,000	0	0	0	53,336	0	0
Emerging Markets Portfolio	0	64,500	0	0	0	0	0	969
FX Strategy Portfolio	0	8	0	0	N/A	N/A	N/A	N/A
High Yield Portfolio	0	53,300	0	0	0	35,421	0	0
International Portfolio	0	141,950	0	0	0	290,862	0	0
Investment Grade Corporate Portfolio	0	285,367	0	0	0	281,185	0	0
Long Duration Corporate Portfolio	0	431,530	14,045	0	0	113,618	0	0
Mortgage Portfolio	0	507,657	29,697	0	0	694,065	13,305	0
Municipal Sector Portfolio	33,501	2,017	0	0	46,958	1,785	0	0
Real Return Portfolio	0	60,766	3,746	0	0	27,786	0	0
Short-Term Floating NAV Portfolio	0	156,536	0	0	0	35,910	0	0
Short-Term Floating NAV Portfolio II	0	10,543	4	0	0	1,814	0	0
Short-Term Portfolio	0	56,102	0	0	0	62,242	0	0
U.S. Government Sector Portfolio	0	599,487	158,589	0	0	281,245	95,371	0

(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

14.  SUBSEQUENT EVENTS

The investment adviser has evaluated the possibility of subsequent events and has determined that there are no additional material events that would require disclosure in the Portfolios’ financial statements.

156	PIMCO Funds	Private Account Portfolio Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Asset-Backed Securities Portfolio, PIMCO Developing Local Markets Portfolio, PIMCO Emerging Markets Portfolio, PIMCO FX Strategy Portfolio, PIMCO High Yield Portfolio, PIMCO International Portfolio, PIMCO Investment Grade Corporate Portfolio, PIMCO Long Duration Corporate Bond Portfolio, PIMCO Mortgage Portfolio, PIMCO Municipal Sector Portfolio, PIMCO Real Return Portfolio, PIMCO Short-Term Portfolio, PIMCO Short-Term Floating NAV Portfolio, PIMCO Short-Term Floating NAV Portfolio II and PIMCO U.S. Government Sector Portfolio (fifteen series of PIMCO Funds, hereafter referred to as the “Portfolios”) at March 31, 2011, the results of each of their operations and the changes in each of their net assets for each of the periods indicated, the cash flows for the PIMCO Asset-Backed Securities Portfolio and PIMCO Short-Term Portfolio for the year then ended and the financial highlights of the Portfolios for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2011 by correspondence with the custodian, brokers and underlying funds’ transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Annual Report	March 31, 2011	157

GLOSSARY: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCLY	Barclays Bank PLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BNP	BNP Paribas Bank	HSBC	HSBC Bank USA	RBS	Royal Bank of Scotland Group PLC
BOA	Bank of America	JPM	JPMorgan Chase & Co.	SOG	Societe Generale
CITI	Citigroup, Inc.	MLP	Merrill Lynch & Co., Inc.	UBS	UBS Warburg LLC
CSFB	Credit Suisse First Boston	MSC	Morgan Stanley	WAC	Wachovia Bank N.A.
DUB	Deutsche Bank AG

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	PLN	Polish Zloty
BRL	Brazilian Real	JPY	Japanese Yen	RUB	Russian Ruble
CAD	Canadian Dollar	KRW	South Korean Won	SEK	Swedish Krona
CHF	Swiss Franc	MXN	Mexican Peso	SGD	Singapore Dollar
CNY	Chinese Renminbi	MYR	Malaysian Ringgit	TRY	Turkish New Lira
EUR	Euro	NOK	Norwegian Krone	TWD	Taiwanese Dollar
GBP	British Pound	PEN	Peruvian New Sol	USD	United States Dollar
HKD	Hong Kong Dollar	PHP	Philippine Peso	ZAR	South African Rand
IDR	Indonesian Rupiah

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over-the-Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	MCDX	Municipal Bond Credit Derivative Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	CR	Custodial Receipts	GTD	Guaranteed
AMBAC	American Municipal Bond Assurance Corp.	FDIC	Federal Deposit Insurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corporation	FGIC	Financial Guaranty Insurance Co.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
AID	Agency International Development	CLO	Collateralized Loan Obligation	MBS	Mortgage-Backed Security
ALT	Alternate Loan Trust	CMO	Collateralized Mortgage Obligation	REIT	Real Estate Investment Trust
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

158	PIMCO Funds	Private Account Portfolio Series

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end (March 31, 2011) regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of each Portfolio’s fiscal 2011 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2011 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2011 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Asset-Backed Securities Portfolio	0.00%	0.00%	$21,326	$0
Developing Local Markets Portfolio	0.00%	0.00%	2,266	0
Emerging Markets Portfolio	0.00%	0.00%	4,012	0
FX Strategy Portfolio	0.00%	0.00%	1	0
High Yield Portfolio	0.85%	0.85%	39,322	0
International Portfolio	0.00%	0.00%	7,472	0
Investment Grade Corporate Portfolio	0.85%	0.85%	204,178	0
Long Duration Corporate Portfolio	0.01%	0.01%	226,956	110,830
Mortgage Portfolio	0.00%	0.00%	243,088	259,654
Municipal Sector Portfolio	0.00%	0.00%	0	0
Real Return Portfolio	0.05%	0.05%	26,982	31,965
Short-Term Floating NAV Portfolio	0.00%	0.00%	148,539	7,997
Short-Term Floating NAV Portfolio II	0.00%	0.00%	8,144	683
Short-Term Portfolio	0.02%	0.02%	54,430	0
U.S. Government Sector Portfolio	0.00%	0.00%	98,427	465,980

Exempt Interest Dividends.  For the benefit of shareholders of the Municipal Sector Portfolio, this is to inform you that 100.00% and 99.90% of the dividends paid by the Portfolio during its fiscal years ended March 31, 2011 and March 31, 2010, respectively, qualify as exempt-interest dividends.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2012, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2011.

Annual Report	March 31, 2011	159

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Each “interested” Trustee as defined by the 1940 Act, is indicated by an asterisk (*). Unless otherwise indicated, the address of all persons below is 840 Newport Center Drive, Newport Beach, CA 92660.

The Portfolios’ Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call the Trust at 1-800-927-4648 or visit our website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Interested Trustees

Brent R. Harris* (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	149	Chairman and Trustee, PIMCO Variable Insurance Trust; Chairman and Trustee, PIMCO ETF Trust; Chairman and Trustee, PIMCO Equity Series; Chairman and Trustee, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors and Executive Committee, Investment Company Institute. Board Member and Owner, Harris Holdings, LLC (1992-present); Formerly, Chairman and Director, PCM Fund, Inc.

Douglas M. Hodge* (1957) Trustee	02/2010 to present	Managing Director, Chief Operating Officer (since 7/09); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Global Investors.	145	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust.

Independent Trustees

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series); Formerly, Director, PCM Fund, Inc.

Vern O. Curtis (1934) Trustee	04/1987 to 02/1993 and 02/1995 to present	Private Investor.	149	Trustee, PIMCO Variable Insurance Trust; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT; Formerly, Director, PCM Fund, Inc.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust Director, Ameron International (manufacturing). Formerly Director, Fleetwood Enterprises (manufacturer of housing and recreational vehicles). Formerly, Director, PCM Fund, Inc.

Ronald C. Parker (1951) Trustee	07/2009 to present	Adjunct Professor, Linfield College; Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust

William J. Popejoy (1938) Trustee	07/1993 to 02/1995 and 08/1995 to present	Private Investor.	145	Trustee, PIMCO Variable Insurance Trust; and Trustee, PIMCO ETF Trust; Formerly, Director, New Century Financial Corporation (mortgage banking); Formerly, Director, PCM Fund, Inc.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

160	PIMCO Funds	Private Account Portfolio Series

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brent R. Harris (1959) President	03/2009 to present	Managing Director and member of Executive Committee, PIMCO.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Formerly, Executive Vice President, PIMCO, Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Executive Vice President, PIMCO. Formerly; Senior Vice President, PIMCO.

William H. Gross (1944) Senior Vice President	04/1987 to present	Managing Director and Co-Chief Investment Officer, PIMCO.

Mohamed El-Erian (1958) Senior Vice President	05/2008 to present	Managing Director, Co-Chief Investment Officer and Chief Executive Officer, PIMCO. Formerly, President and CEO of Harvard Management Company. Formerly, Managing Director, PIMCO.

J. Stephen King, Jr. (1962) Vice President-Senior Counsel, Secretary	05/2005 to present (since 10/2007 as Secretary)	Senior Vice President and Attorney, PIMCO. Formerly Vice President, PIMCO and Associate, Dechert LLP.

Peter G. Strelow (1970) Vice President	05/2008 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President and Vice President, PIMCO.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

John P. Hardaway (1957) Treasurer	08/1990 to present	Executive Vice President, PIMCO. Formerly, Senior Vice President, PIMCO.

Audrey L. Cheng (1975) Assistant Secretary	11/2010 to present	Vice President and Attorney, PIMCO. Formerly, Associate, Morrison & Foerster LLP.

Stacie D. Anctil (1969) Assistant Treasurer	11/2003 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Trent W. Walker (1974) Assistant Treasurer	05/2007 to present	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.

Annual Report	March 31, 2011	161

Privacy Policy

(Unaudited)

The Portfolios consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ personal information. To ensure their shareholders’ privacy, the Portfolios have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Portfolios and certain service providers to the Portfolios, such as the Portfolios’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on the Portfolios’ internet websites.

Respecting Your Privacy

As a matter of policy, the Portfolios do not disclose any personal or account information provided by shareholders or gathered by the Portfolios to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Portfolios. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. A Portfolio’s Distributor may also retain non-affiliated companies to market the Portfolio’s shares or products which use the Portfolio’s shares and enter into joint marketing agreements with other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Portfolios may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm.

Sharing Information with Third Parties

The Portfolios reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where the Portfolios believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect their rights or property or upon reasonable request by any Portfolio in which a shareholder has chosen to invest. In addition, the Portfolios may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent of the shareholder.

Sharing Information with Affiliates

The Portfolios may share shareholder information with their affiliates in connection with servicing their shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Portfolios or their Advisers, principal underwriters or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Portfolios share may include, for example, a shareholder’s participation in one of the Portfolios or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s accounts, subject to applicable law. The Portfolios’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Portfolios take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Portfolios have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

162	PIMCO Funds	Private Account Portfolio Series

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1345 Avenue of the Americas

New York, NY 10105

Custodian

State Street Bank and Trust Company

801 Pennsylvania

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8050

Boston, MA 02266-8050

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PAPS3001AR_033111

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period, the Code was amended to reflect a change in the principal underwriter of the series of the Registrant. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that J. Michael Hagan, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Hagan is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2011	$3,725,169
March 31, 2010	$3,301,073

(b) Fiscal Year Ended	Audit-Related Fees (1)
March 31, 2011	$10,750
March 31, 2010	$10,750

(c) Fiscal Year Ended	Tax Fees (2)
March 31, 2011	$—
March 31, 2010	$—

(d) Fiscal Year Ended	All Other Fees (3)
March 31, 2011	$—
March 31, 2010	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “Tax Fees” for the last two fiscal years.

(3) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	March 31, 2011	March 31, 2010
PIMCO Funds	$10,750	$10,750
Pacific Investment Management Company LLC (“PIMCO”)	$2,517,149	$1,745,946
Allianz Global Investors Fund Management LLC	$829,650	$686,930
Allianz Global Investors of America L.P.	$2,776,625	$1,927,354

Totals	$6,134,174	$4,370,980

h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant’s which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

Vern O. Curtis;

J. Michael Hagan;

William J. Popejoy;

Ronald C. Parker

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

PIMCO Total Return Fund

March 31, 2011

Complete Schedule of Investments

Schedule of Investments  PIMCO Total Return Fund

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BANK LOAN OBLIGATIONS 0.6%

American General Finance Corp.
7.250% due 04/21/2015		$355,250	$356,249

Axcan Intermediate Holdings, Inc.
5.500% due 02/11/2017		10,000	9,992

CIT Group, Inc.
6.250% due 08/11/2015		194,580	197,515

CommScope, Inc.
5.000% due 01/14/2018		11,000	11,089

Ford Motor Co.
3.010% due 12/15/2013		272,231	272,421

Fresenius Medical Care Capital Trust
1.682% due 03/31/2013		2	2

Georgia-Pacific Corp.
2.310% due 12/21/2012		7,500	7,506

HCA, Inc.
1.557% due 11/17/2012		100,900	100,401
2.557% due 11/14/2013		62,000	61,801

Intelsat Ltd.
5.250% due 04/02/2018		25,000	25,197

International Lease Finance Corp.
6.750% due 03/17/2015		40,000	40,293
7.000% due 03/17/2016		41,146	41,469

Kabel Deutschland Holding AG
4.948% due 12/20/2016	EUR	11,000	15,693

Nalco Co.
4.500% due 10/05/2017		$5,000	5,051

Reynolds Group Holdings
4.250% due 02/09/2018		1,500	1,509

Rovi Corp.
4.000% due 02/07/2018		6,000	6,049

Sensata Technologies BV
2.033% due 04/27/2013		13	13
2.054% due 04/27/2013		4,798	4,766

SunGard Data Systems, Inc.
3.743% due 02/28/2014		3,500	3,481

Syniverse Holdings, Inc.
5.250% due 12/31/2017		6,982	7,046

Texas Competitive Electric Holdings Co. LLC
3.746% due 10/10/2014		445	375
3.759% due 10/10/2014		28,236	23,823
3.803% due 10/10/2014		2,630	2,220

Transdigm Group, Inc.
4.000% due 02/14/2017		11,970	12,077

TXU Technology
3.746% due 10/10/2014		702	592

UCI International, Inc.
5.500% due 07/26/2017		4,988	5,023

Urbi Desarrollos Urbanos, S.A.B. de C.V.
3.309% due 12/13/2011		45,000	44,644

US Airways Group, Inc.
2.752% due 03/23/2014		26,600	24,332

Vodafone Group PLC
6.875% due 08/11/2015		143,911	145,350

Yell Group
3.996% due 07/31/2014		26,534	11,100

Total Bank Loan Obligations (Cost $1,442,611)			1,437,079

CORPORATE BONDS & NOTES 32.3%

BANKING & FINANCE 25.2%

21st Century Insurance Group
5.900% due 12/15/2013		160	171

Abbey National Capital Trust I
8.963% due 12/29/2049		10,000	10,976

Abbey National Sterling Capital PLC
11.500% due 01/04/2017	GBP	200	393

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ABN AMRO North American Holding Preferred Capital Repackage Trust I
6.523% due 12/29/2049		$15,000	$14,475

Ace INA Holdings, Inc.
5.700% due 02/15/2017		50	55
5.875% due 06/15/2014		3,400	3,774

Aflac, Inc.
6.900% due 12/17/2039		31,000	32,626

AIG Life Holdings U.S., Inc.
6.625% due 02/15/2029		56,950	57,591
7.500% due 07/15/2025		15,080	16,249

AIG SunAmerica Global Financing X
6.900% due 03/15/2032		19,896	21,833

Allstate Corp.
5.000% due 08/15/2014		70	76
6.125% due 12/15/2032		150	156
6.125% due 05/15/2067		5,200	5,278
6.500% due 05/15/2067		8,000	8,170

Allstate Life Global Funding Trusts
5.375% due 04/30/2013		167,200	180,369

Ally Credit Canada Ltd.
6.000% due 05/23/2012	EUR	27,165	39,403

Ally Financial, Inc.
0.000% due 12/01/2012		$13,000	12,221
2.510% due 12/01/2014		10,300	10,005
3.512% due 02/11/2014		386,906	388,162
4.500% due 02/11/2014		7,000	7,018
5.250% due 01/15/2014		61	59
5.375% due 06/06/2011		145,488	146,761
5.375% due 06/06/2011	EUR	59,035	85,170
5.700% due 10/15/2013		$15	15
5.700% due 12/15/2013		312	304
5.850% due 05/15/2013		60	59
5.850% due 06/15/2013		80	78
5.900% due 12/15/2013		194	190
5.900% due 01/15/2019		491	434
5.900% due 02/15/2019		474	421
5.900% due 10/15/2019		86	75
6.000% due 04/01/2011		29,420	29,449
6.000% due 12/15/2011		132,732	136,054
6.000% due 05/23/2012		23,418	24,179
6.000% due 11/15/2013		239	235
6.000% due 12/15/2013		111	108
6.000% due 02/15/2019		5,288	4,722
6.000% due 03/15/2019		15,116	13,429
6.000% due 04/15/2019		3,454	3,068
6.000% due 09/15/2019		569	500
6.050% due 08/15/2019		1,404	1,240
6.050% due 10/15/2019		1,662	1,467
6.100% due 11/15/2013		124	122
6.100% due 09/15/2019		722	640
6.125% due 10/15/2019		306	272
6.150% due 09/15/2013		50	49
6.150% due 11/15/2013		25	25
6.150% due 12/15/2013		35	35
6.150% due 08/15/2019		2,022	1,796
6.150% due 09/15/2019		785	697
6.150% due 10/15/2019		1,736	1,543
6.200% due 11/15/2013		154	152
6.200% due 04/15/2019		2,980	2,684
6.250% due 07/15/2013		230	228
6.250% due 10/15/2013		111	110
6.250% due 11/15/2013		170	168
6.250% due 02/15/2016		280	264
6.250% due 12/01/2017		7,100	7,242
6.250% due 12/15/2018		320	287
6.250% due 01/15/2019		409	368

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.250% due 04/15/2019	$2,697	$	2,434
6.250% due 05/15/2019	1,161		1,048
6.250% due 07/15/2019	1,686		1,511
6.300% due 03/15/2013	20		20
6.300% due 10/15/2013	160		159
6.300% due 11/15/2013	135		134
6.300% due 03/15/2016	1,195		1,126
6.300% due 08/15/2019	512		459
6.350% due 02/15/2016	75		72
6.350% due 04/15/2016	234		219
6.350% due 10/15/2016	60		56
6.350% due 04/15/2019	1,184		1,077
6.350% due 07/15/2019	1,520		1,371
6.375% due 01/15/2014	120		119
6.400% due 03/15/2013	50		50
6.400% due 03/15/2016	50		47
6.400% due 12/15/2018	96		88
6.400% due 11/15/2019	2,403		2,174
6.500% due 02/15/2013	105		104
6.500% due 03/15/2013	117		116
6.500% due 04/15/2013	190		189
6.500% due 05/15/2013	228		226
6.500% due 06/15/2013	20		20
6.500% due 08/15/2013	50		50
6.500% due 11/15/2013	388		386
6.500% due 02/15/2016	15		14
6.500% due 03/15/2016	167		159
6.500% due 09/15/2016	436		410
6.500% due 10/15/2016	751		706
6.500% due 06/15/2018	2,860		2,645
6.500% due 12/15/2018	802		735
6.500% due 05/15/2019	1,377		1,265
6.500% due 01/15/2020	42		38
6.550% due 10/15/2016	450		424
6.550% due 12/15/2019	105		96
6.600% due 08/15/2016	5,162		4,874
6.600% due 05/15/2018	100		93
6.600% due 06/15/2019	346		317
6.625% due 05/15/2012	137,800		142,859
6.650% due 02/15/2013	46		46
6.650% due 04/15/2016	109		104
6.650% due 06/15/2018	67		63
6.650% due 10/15/2018	517		479
6.700% due 05/15/2014	55		55
6.700% due 06/15/2014	263		261
6.700% due 08/15/2016	125		119
6.700% due 06/15/2018	2,828		2,648
6.700% due 11/15/2018	154		143
6.700% due 06/15/2019	582		537
6.700% due 12/15/2019	60		55
6.750% due 09/15/2012	1,490		1,475
6.750% due 10/15/2012	1,102		1,093
6.750% due 04/15/2013	73		73
6.750% due 06/15/2014	95		95
6.750% due 12/01/2014	111,734		117,454
6.750% due 07/15/2016	226		218
6.750% due 08/15/2016	1,683		1,600
6.750% due 09/15/2016	534		508
6.750% due 11/15/2016	105		100
6.750% due 03/15/2018	363		342
6.750% due 07/15/2018	421		394
6.750% due 09/15/2018	223		207
6.750% due 10/15/2018	256		239
6.750% due 11/15/2018	488		453
6.750% due 05/15/2019	2,291		2,118
6.750% due 06/15/2019	682		631
6.800% due 04/15/2013	20		20

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.800% due 09/15/2016	$10	$10
6.800% due 09/15/2018	172	160
6.800% due 10/15/2018	445	416
6.850% due 04/15/2016	200	193
6.850% due 05/15/2016	60	57
6.850% due 07/15/2016	50	48
6.850% due 05/15/2018	201	190
6.875% due 09/15/2011	337,962	345,144
6.875% due 08/28/2012	333,875	351,687
6.875% due 10/15/2012	987	981
6.875% due 08/15/2016	1,712	1,637
6.875% due 07/15/2018	40	38
6.900% due 06/15/2017	540	516
6.900% due 07/15/2018	870	822
6.900% due 08/15/2018	278	262
6.950% due 06/15/2017	100	96
7.000% due 02/01/2012	67,317	69,589
7.000% due 02/01/2012 (l)	98,805	101,949
7.000% due 10/15/2012	892	888
7.000% due 12/15/2012	856	849
7.000% due 01/15/2013	947	947
7.000% due 08/15/2013	97	97
7.000% due 05/15/2016	269	259
7.000% due 08/15/2016	64	62
7.000% due 11/15/2016	377	363
7.000% due 12/15/2016	215	207
7.000% due 02/15/2017	75	72
7.000% due 06/15/2017	721	692
7.000% due 07/15/2017	764	733
7.000% due 02/15/2018	1,781	1,702
7.000% due 03/15/2018	384	367
7.000% due 05/15/2018	316	302
7.000% due 08/15/2018	95	90
7.000% due 09/15/2018	130	123
7.000% due 02/15/2021	191	181
7.000% due 09/15/2021	376	355
7.000% due 11/15/2024	11,557	10,827
7.050% due 03/15/2018	1,225	1,173
7.050% due 04/15/2018	533	510
7.100% due 09/15/2012	1,800	1,802
7.100% due 01/15/2013	255	255
7.125% due 08/15/2012	9,553	9,526
7.125% due 12/15/2012	304	302
7.125% due 10/15/2017	713	688
7.150% due 11/15/2012	264	263
7.150% due 06/15/2016	297	288
7.150% due 09/15/2018	353	336
7.150% due 03/15/2025	90	84
7.200% due 10/15/2017	685	664
7.250% due 08/15/2012	5,893	5,884
7.250% due 06/15/2016	375	365
7.250% due 09/15/2017	10,086	9,807
7.250% due 01/15/2018	912	884
7.250% due 04/15/2018	2,723	2,632
7.250% due 08/15/2018	5,418	5,200
7.250% due 09/15/2018	261	250
7.250% due 01/15/2025	2,346	2,239
7.250% due 02/15/2025	297	283
7.250% due 03/15/2025	210	196
7.300% due 12/15/2017	102	99
7.300% due 01/15/2018	2,600	2,525
7.350% due 04/15/2018	2,093	2,034
7.375% due 11/15/2016	5,047	4,938
7.375% due 04/15/2018	328	319
7.400% due 12/15/2017	2,217	2,164
7.500% due 10/15/2012	145	146
7.500% due 12/31/2013	116,315	126,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 05/15/2016		$555	$545
7.500% due 11/15/2016		8,510	8,378
7.500% due 08/15/2017		752	740
7.500% due 11/15/2017		997	980
7.500% due 12/15/2017		2,450	2,403
7.500% due 09/15/2020		253,800	271,883
7.500% due 03/15/2025		50	48
7.625% due 11/15/2012		151	151
7.750% due 10/15/2012		123	123
7.750% due 10/15/2017		133	132
8.000% due 10/15/2017		117	117
8.000% due 11/15/2017		144	144
8.000% due 03/15/2020		20,000	21,825
8.000% due 11/01/2031		71,670	79,792
8.125% due 11/15/2017		196	197
8.250% due 03/15/2017		40	40
8.300% due 02/12/2015		191,945	210,900
9.000% due 07/15/2015		276	277
9.000% due 07/15/2020		154	155

American Express Bank FSB
0.378% due 05/29/2012		17,325	17,287
0.406% due 06/12/2012		34,783	34,693
0.556% due 06/12/2017		10,000	9,539
5.500% due 04/16/2013		270,840	290,458
6.000% due 09/13/2017		330,700	366,434

American Express Centurion Bank
0.406% due 06/12/2012		1,300	1,297
5.550% due 10/17/2012		12,800	13,562
6.000% due 09/13/2017		309,600	344,908

American Express Co.
5.250% due 09/12/2011		1,100	1,122
5.500% due 09/12/2016		335	365
6.150% due 08/28/2017		55,475	62,082
6.800% due 09/01/2066		7,489	7,695
7.000% due 03/19/2018		346,814	405,223
7.250% due 05/20/2014		12,500	14,216
8.125% due 05/20/2019		500	624
8.150% due 03/19/2038		90	121

American Express Credit Corp.
0.368% due 02/24/2012		3,000	2,996
0.414% due 06/16/2011		41,317	41,327
5.125% due 08/25/2014		62,900	67,839
5.375% due 10/01/2014	GBP	250	420
5.875% due 05/02/2013		$162,610	175,553
6.625% due 09/24/2012	GBP	100	169
7.300% due 08/20/2013		$115	129

American Express Travel Related Services Co., Inc.
0.461% due 06/01/2011		51,700	51,624
5.250% due 11/21/2011		44,909	46,170

American General Capital II
8.500% due 07/01/2030		81,500	89,650

American General Institutional Capital A
7.570% due 12/01/2045		20,000	20,550

American Honda Finance Corp.
1.059% due 06/20/2011		25,000	25,034

American International Group, Inc.
0.000% due 10/15/2037		200,000	28,123
0.000% due 01/18/2047		135,329	12,623
0.409% due 03/20/2012		107,300	106,424
0.413% due 10/18/2011		98,950	98,527
0.439% due 10/22/2012	JPY	5,000,000	58,474
1.179% due 04/26/2011	EUR	20,750	29,431
1.184% due 07/19/2013		16,600	22,189
1.400% due 04/03/2012	JPY	5,600,000	66,792
1.490% due 12/21/2011		11,900,000	142,148
2.500% due 03/23/2012	SEK	54,000	8,437
2.750% due 12/21/2016	CHF	13,820	13,948

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
2.875% due 06/20/2011	CHF	20,000	$	21,992
2.875% due 04/16/2015		56,335		58,727
3.375% due 06/29/2017		23,320		23,718
3.750% due 11/30/2013		$139,700		142,489
4.000% due 09/20/2011	EUR	92,200		131,369
4.250% due 05/15/2013		$191,851		198,460
4.375% due 04/26/2016	EUR	14,650		20,119
4.500% due 12/20/2017 (p)	HKD	500,000		62,032
4.875% due 03/15/2067	EUR	85,800		101,836
4.900% due 06/02/2014	CAD	71,086		74,213
4.950% due 03/20/2012		$178,430		183,897
5.000% due 06/26/2017	EUR	23,250		32,143
5.000% due 04/26/2023	GBP	26,500		36,795
5.050% due 10/01/2015		$148,011		153,048
5.375% due 10/18/2011		136,830		139,053
5.450% due 05/18/2017		270,310		277,785
5.600% due 10/18/2016		123,771		128,837
5.750% due 03/15/2067	GBP	50,000		69,382
5.850% due 01/16/2018		$321,717		335,748
6.250% due 05/01/2036		236,615		235,355
6.250% due 03/15/2087		136,921		125,967
6.400% due 12/15/2020		51,600		55,108
7.980% due 06/15/2017	MXN	177,485		12,940
8.000% due 05/22/2068	EUR	117,250		166,997
8.175% due 05/15/2068		$915,616		992,299
8.250% due 08/15/2018		752,405		881,661
8.625% due 05/22/2068	GBP	238,650		401,027

Amsouth Bank
5.200% due 04/01/2015		$5,000		4,954

Anadarko Finance Co.
7.500% due 05/01/2031		400		443

ANZ National International Ltd.
6.200% due 07/19/2013		231,250		252,229

ASB Finance Ltd.
1.144% due 02/13/2012	EUR	700		991

Asian Development Bank
4.500% due 09/04/2012		$160		169

ASIF Global Financing XIX
4.900% due 01/17/2013		10,493		11,018

ASIF II
5.125% due 01/28/2013	GBP	11,482		18,860

ASIF III Jersey Ltd.
4.750% due 09/11/2013	EUR	17,479		25,407

Australia & New Zealand Banking Group Ltd.
2.125% due 01/10/2014		$114,700		114,720
4.750% due 12/07/2018	GBP	300		489

AXA S.A.
6.463% due 12/29/2049		$800		706

BAC Capital Trust VI
5.625% due 03/08/2035		7,200		6,301

BAC Capital Trust VII
5.250% due 08/10/2035	GBP	72,050		89,580

BAC Capital Trust XI
6.625% due 05/23/2036		$90		89

BAC Capital Trust XIV
5.630% due 09/29/2049		345		268

BAC Capital Trust XV
1.110% due 06/01/2056		10		7

Banco del Estado de Chile
4.125% due 10/07/2020		38,000		35,591

Banco do Brasil S.A.
4.500% due 01/22/2015		32,500		34,011
4.500% due 01/20/2016	EUR	50,000		70,257
6.000% due 01/22/2020		$11,500		12,132

Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		5,000		4,910

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$24,500	$24,836

Banco Santander Brasil S.A.
2.409% due 03/18/2014		486,400	488,135
4.250% due 01/14/2016		244,300	244,911
4.500% due 04/06/2015		40,400	41,253

Banco Santander Chile
1.903% due 01/19/2016		169,700	169,234

Bank of America Corp.
0.563% due 10/14/2016		45,000	42,076
0.643% due 08/15/2016		82,800	77,079
0.810% due 09/11/2012		2,300	2,297
1.237% due 02/05/2014	EUR	21,550	29,741
1.325% due 09/12/2013		5,000	6,955
1.723% due 01/30/2014		$5,000	5,086
3.125% due 06/15/2012		220	227
4.000% due 03/28/2018	EUR	9,700	13,043
4.750% due 08/15/2013		$500	526
4.750% due 05/23/2017	EUR	11,000	14,876
4.750% due 05/06/2019		9,182	12,452
4.875% due 09/15/2012		$10,250	10,736
4.875% due 01/15/2013		5,310	5,582
5.125% due 11/15/2014		125	133
5.200% due 03/15/2018		100	97
5.250% due 12/01/2015		275	288
5.250% due 11/09/2016	GBP	100	159
5.302% due 02/14/2017	AUD	11,000	10,139
5.375% due 08/15/2011		$2,000	2,034
5.375% due 09/11/2012		250	263
5.500% due 12/04/2019	GBP	500	801
5.625% due 10/14/2016		$185	197
5.625% due 07/01/2020		300	308
5.650% due 05/01/2018		77,390	80,859
5.750% due 12/01/2017		87,940	92,646
6.000% due 09/01/2017		234,105	250,924
6.125% due 09/15/2021	GBP	200	331
6.250% due 04/15/2012		$125	132
6.500% due 08/01/2016		27,155	30,039
7.000% due 06/15/2016	EUR	8,250	12,844
7.250% due 10/15/2025		$200	210
7.375% due 05/15/2014		137,775	155,571
7.625% due 06/01/2019		17,490	20,263
7.800% due 09/15/2016		2,000	2,263

Bank of America Institutional Capital A
8.070% due 12/31/2026		4,400	4,532

Bank of America N.A.
0.590% due 06/15/2016		120,960	112,820
5.300% due 03/15/2017		500	513
6.000% due 10/15/2036		70,100	68,357
6.100% due 06/15/2017		5,850	6,222

Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,700	126,013

Bank of Montreal
2.850% due 06/09/2015		134,500	135,634

Bank of New York Mellon Corp.
4.500% due 04/01/2013		500	533
6.375% due 04/01/2012		200	211

Bank of Nova Scotia
1.450% due 07/26/2013		3,000	3,006
1.650% due 10/29/2015		163,300	156,625
2.250% due 01/22/2013		48,000	48,999

Bank of Scotland PLC
5.250% due 02/21/2017		100	103
5.500% due 06/15/2012		12,000	12,729
5.625% due 05/23/2013	EUR	3,900	5,715
7.281% due 05/29/2049	GBP	50	69
7.286% due 05/29/2049		50	75

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bank One Capital III
8.750% due 09/01/2030		$325	$401

Bank One Corp.
4.900% due 04/30/2015		20,000	21,103
5.900% due 11/15/2011		12,500	12,903
7.750% due 07/15/2025		200	233

BankAmerica Capital II
8.000% due 12/15/2026		10	10

Barclays Bank PLC
0.484% due 03/23/2017		1,900	1,849
2.375% due 01/13/2014		43,400	43,640
2.500% due 01/23/2013		65,000	66,128
5.000% due 09/22/2016		900	954
5.200% due 07/10/2014		4,400	4,755
5.250% due 05/27/2014	EUR	50	74
5.450% due 09/12/2012		$135,450	143,650
5.750% due 08/17/2021	GBP	750	1,219
6.000% due 01/23/2018	EUR	900	1,289
6.050% due 12/04/2017		$271,836	283,191
6.369% due 06/29/2049	GBP	3,500	5,053
6.750% due 05/22/2019		$700	791
6.860% due 09/29/2049		6,410	6,057
7.434% due 09/29/2049		90,125	90,576
8.550% due 09/29/2049		1,300	1,302
10.179% due 06/12/2021		489,977	624,775
14.000% due 11/29/2049	GBP	337,508	709,273

Barnett Capital III
0.929% due 02/01/2027		$2,000	1,546

BB&T Corp.
4.750% due 10/01/2012		145	152
6.500% due 08/01/2011		500	510

BBVA Bancomer S.A.
4.500% due 03/10/2016		96,500	97,064
6.500% due 03/10/2021		191,600	190,071

Bear Stearns Cos. LLC
0.612% due 02/23/2012		1,000	997
0.702% due 11/21/2016		13,706	13,522
1.331% due 07/27/2012	EUR	24,000	33,973
1.540% due 11/30/2011	JPY	2,000,000	24,196
5.300% due 10/30/2015		$21,200	22,834
5.350% due 02/01/2012		905	941
5.500% due 08/15/2011		10,325	10,517
5.550% due 01/22/2017		1,355	1,439
6.400% due 10/02/2017		237,429	266,722
6.950% due 08/10/2012		565,980	609,304
7.250% due 02/01/2018		222,065	258,687

BellSouth Capital Funding Corp.
7.875% due 02/15/2030		20	24

BFC Finance Corp.
7.375% due 12/01/2017		825	943

BM&FBovespa S.A.
5.500% due 07/16/2020		16,500	16,942

BNP Paribas
0.509% due 12/09/2016		10,000	9,853
3.600% due 02/23/2016		100,000	100,103
5.000% due 01/15/2021		187,800	189,628
5.186% due 06/29/2049		3,950	3,822
5.954% due 07/29/2049	GBP	450	677
7.195% due 06/29/2049		$25,500	24,735

BNY Mellon N.A.
4.750% due 12/15/2014		50	54

BNZ International Funding Ltd.
2.625% due 06/05/2012		10,000	10,238

Boeing Capital Corp.
5.800% due 01/15/2013		80	87

BPCE S.A.
2.060% due 02/07/2014		58,400	58,884

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 10/04/2013		$59,900	$59,898
6.117% due 10/29/2049	EUR	300	379

C5 Capital SPV Ltd.
6.196% due 12/31/2049		15,000	11,345

C10 Capital SPV Ltd.
6.722% due 12/31/2049		$29,500	23,084

Caelus Re Ltd.
6.560% due 06/07/2011		25,000	24,984

Canadian Imperial Bank of Commerce
2.000% due 02/04/2013		89,000	90,550

Capital One Bank USA N.A.
6.500% due 06/13/2013		55	60
8.800% due 07/15/2019		115,000	144,641

Capital One Capital V
10.250% due 08/15/2039		10,225	11,158

Capital One Capital VI
8.875% due 05/15/2040		42,550	45,156

Capital One Financial Corp.
5.700% due 09/15/2011		7,000	7,156
6.150% due 09/01/2016		8,462	9,264
6.250% due 11/15/2013		193	212
6.750% due 09/15/2017		260,575	299,726
7.375% due 05/23/2014		13,012	14,933

Caterpillar Financial Services Corp.
4.850% due 12/07/2012		300	320
5.450% due 04/15/2018		25	28
6.160% due 06/29/2012	AUD	39,500	40,863

CBA Capital Trust II
6.024% due 03/29/2049		7,465	7,333

Chambers Descendants Trust
12.000% due 08/15/2018 (p)		103,584	102,904

Charter One Bank N.A.
6.375% due 05/15/2012		6,350	6,588

Chubb Corp.
6.375% due 03/29/2067		6,000	6,345
6.500% due 05/15/2038		10,000	11,254

CIT Group, Inc.
5.250% due 04/01/2014		62,300	62,682
7.000% due 05/01/2013		41,643	42,528
7.000% due 05/01/2014		67,811	69,252
7.000% due 05/01/2015		37,111	37,528
7.000% due 05/01/2016		31,518	31,636
7.000% due 05/01/2017		44,618	44,786

Citicorp
7.250% due 10/15/2011		12,413	12,814

CitiFinancial, Inc.
6.625% due 06/01/2015		10,000	10,755

Citigroup Capital XVIII
6.829% due 06/28/2067	GBP	900	1,256

Citigroup Capital XXI
8.300% due 12/21/2077		$483,837	505,610

Citigroup Funding, Inc.
1.875% due 10/22/2012		24,200	24,653
1.875% due 11/15/2012		30,000	30,563

Citigroup Global Markets Holdings, Inc.
1.294% due 05/13/2035	EUR	20,000	14,980

Citigroup, Inc.
0.404% due 05/18/2011		$25,000	25,001
0.434% due 03/16/2012		85,174	84,963
0.434% due 03/07/2014		21,000	20,554
0.580% due 06/09/2016		144,000	135,710
0.590% due 11/05/2014		1,265	1,234
0.905% due 08/10/2011	GBP	17,261	27,583
1.095% due 01/12/2012	EUR	40,000	56,448
1.164% due 02/15/2013		$200,300	201,003
1.238% due 03/05/2014	EUR	20,000	27,471
1.357% due 06/28/2013		10,600	14,731

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

`		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.753% due 01/13/2014		$404,000	$410,714
2.013% due 05/15/2018		1,750	1,754
2.312% due 08/13/2013		206,180	212,385
3.625% due 11/30/2017	EUR	1,650	2,204
4.250% due 02/25/2030		60,000	70,220
4.587% due 12/15/2015		$82,000	84,739
4.750% due 05/19/2015		360	377
4.750% due 05/31/2017	EUR	11,500	15,646
4.750% due 02/10/2019		25,975	35,219
4.875% due 05/07/2015		$46,805	48,244
5.000% due 09/15/2014		77,515	80,929
5.000% due 08/02/2019	EUR	100	139
5.125% due 05/05/2014		$70	75
5.125% due 12/12/2018	GBP	450	683
5.300% due 10/17/2012		$269,311	284,125
5.500% due 08/27/2012		181,717	191,440
5.500% due 04/11/2013		742,570	794,486
5.500% due 10/15/2014		81	87
5.500% due 02/15/2017		5,625	5,844
5.625% due 08/27/2012		20,917	21,986
5.850% due 07/02/2013		75,279	81,138
5.850% due 12/11/2034		3,600	3,541
5.875% due 07/01/2024	GBP	10,150	14,968
5.875% due 02/22/2033		$75	71
5.875% due 05/29/2037		2,240	2,193
6.000% due 02/21/2012		3,500	3,657
6.000% due 12/13/2013		9,508	10,337
6.000% due 08/15/2017		92,742	100,762
6.010% due 01/15/2015		35,718	39,028
6.125% due 11/21/2017		175,640	191,372
6.125% due 05/15/2018		160,870	175,425
6.375% due 08/12/2014		16,784	18,551
6.393% due 03/06/2023	EUR	70,100	96,946
6.400% due 03/27/2013		8,000	11,955
6.500% due 08/19/2013		$229,279	250,656
6.875% due 03/05/2038		15	17
7.375% due 06/16/2014	EUR	18,400	28,640
8.125% due 07/15/2039		$220,049	276,708
8.500% due 05/22/2019		91,646	113,114

CNA Financial Corp.
5.850% due 12/15/2014		38,500	41,496
6.500% due 08/15/2016		6,250	6,819

Comerica Bank
0.422% due 05/24/2011		10,500	10,500

Commonwealth Bank of Australia
2.400% due 01/12/2012		700	710

Compass Bank
6.400% due 10/01/2017		25,000	26,300

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
2.650% due 08/17/2012		300	307
4.750% due 01/15/2020		2,200	2,272
11.000% due 06/29/2049		294,861	385,196

Corp. Andina de Fomento
5.750% due 01/12/2017		165	177
6.875% due 03/15/2012		55	58
8.125% due 06/04/2019		1,740	2,095

Countrywide Financial Corp.
0.750% due 05/07/2012		39,000	38,886
5.800% due 06/07/2012		356,108	374,618
6.250% due 05/15/2016		25,255	26,947

Credit Agricole S.A.
0.654% due 02/02/2012		2,900	2,893
5.136% due 12/29/2049	GBP	9,950	13,895
6.637% due 05/29/2049		$38,647	34,879
7.589% due 01/29/2049	GBP	150	232

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse
2.200% due 01/14/2014		$140,400	$140,917
4.375% due 08/05/2020		13,000	12,703
5.000% due 05/15/2013		231,700	247,337
5.300% due 08/13/2019		8,100	8,517
6.000% due 02/15/2018		615	653

Credit Suisse USA, Inc.
0.514% due 08/16/2011		11,595	11,604
5.125% due 08/15/2015		55	60
5.375% due 03/02/2016		250	273
5.500% due 08/16/2011		400	407
5.500% due 08/15/2013		275	298
5.850% due 08/16/2016		1,490	1,669
6.125% due 11/15/2011		9,300	9,616
6.500% due 01/15/2012		115	120
7.125% due 07/15/2032		40	47

Danske Bank A/S
2.500% due 05/10/2012		100	102
5.684% due 12/29/2049	GBP	17,100	24,826

DBS Bank Ltd.
0.534% due 05/16/2017		$22,000	21,735
5.000% due 11/15/2019		8,000	8,461

Deutsche Bank AG
1.872% due 09/22/2015	EUR	11,700	15,938
4.875% due 05/20/2013		$275,385	292,766
6.000% due 09/01/2017		365,050	404,720

Dexia Credit Local
2.000% due 03/05/2013		21,700	21,543

Dexia Credit Local S.A.
0.784% due 04/29/2014		732,000	728,471
2.750% due 01/10/2014		123,770	123,460
2.750% due 04/29/2014		128,800	128,070

DnB NOR Bank ASA
0.540% due 09/01/2016		1,900	1,890
6.012% due 03/29/2049	GBP	100	159
7.250% due 06/23/2020		50	90

East Lane Re Ltd.
6.304% due 05/07/2012		$45,000	45,108

European Bank for Reconstruction & Development
6.000% due 02/14/2012	RUB	7,000	252

European Investment Bank
1.250% due 09/20/2012	JPY	44,700	544
4.000% due 10/15/2037	EUR	300	405
4.625% due 05/15/2014		$77	84
5.125% due 09/13/2016		39	44

FCE Bank PLC
7.125% due 01/16/2012	EUR	254,850	373,814
7.125% due 01/15/2013		260,000	387,817

FIA Card Services N.A.
6.625% due 06/15/2012		$10,000	10,512
7.125% due 11/15/2012		12,835	13,825

Fifth Third Bancorp
0.729% due 12/20/2016		29,030	26,738
6.250% due 05/01/2013		100,180	108,656

First Union Capital I
7.935% due 01/15/2027		4,405	4,510

Fleet Capital Trust V
1.309% due 12/18/2028		800	619

FleetBoston Financial Corp.
6.700% due 07/15/2028		1,200	1,233

FNBC Pass-Through Trust
8.080% due 01/05/2018		185	206

Ford Motor Credit Co. LLC
3.053% due 01/13/2012		150,400	151,906
5.560% due 06/15/2011		171,985	173,504
6.625% due 08/15/2017		50,000	53,366
7.000% due 10/01/2013		45,234	48,823

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 04/15/2015		$18,500	$20,014
7.250% due 10/25/2011		38,100	39,213
7.500% due 08/01/2012		314,776	335,626
7.800% due 06/01/2012		103,326	109,572
8.000% due 06/01/2014		86,245	95,906
8.000% due 12/15/2016		175,319	199,012
8.125% due 01/15/2020		22,400	25,666
8.700% due 10/01/2014		86,900	98,630
9.875% due 08/10/2011		108,200	111,290
12.000% due 05/15/2015		58,225	73,248

Fortis Bank Nederland NV
1.509% due 06/10/2011	EUR	500	708
3.000% due 04/17/2012		100	144

Fortis Bank S.A.
4.625% due 10/29/2049		300	383

GATX Financial Corp.
5.500% due 02/15/2012		$7,080	7,284
6.273% due 06/15/2011		10,355	10,462

GE Capital European Funding
1.315% due 05/17/2021	EUR	5,000	6,289

GE Capital UK Funding
0.956% due 03/20/2017	GBP	79,650	118,546
5.875% due 11/04/2020		200	340
6.000% due 04/11/2013		84	143
8.000% due 01/14/2039		300	634

General Electric Capital Corp.
0.439% due 03/20/2014		$200	197
0.439% due 06/20/2014		38,000	37,021
0.449% due 12/20/2013		5,000	4,915
0.459% due 12/28/2018		27,400	24,644
0.460% due 09/15/2014		1,100	1,083
0.462% due 05/08/2013		400	397
0.479% due 03/20/2017		7,000	6,381
0.493% due 10/06/2015		13,500	13,118
0.503% due 01/08/2016 (l)		45,900	44,199
0.512% due 05/11/2016		4,900	4,696
0.570% due 09/15/2014		14	14
0.690% due 05/05/2026		29,950	25,991
1.212% due 05/22/2013		3,305	3,336
2.100% due 01/07/2014		10,000	10,014
2.125% due 12/21/2012		9,900	10,132
2.625% due 12/28/2012		12,900	13,312
2.800% due 01/08/2013		50,000	51,152
4.625% due 09/15/2066	EUR	10,200	12,845
4.800% due 05/01/2013		$21,070	22,385
4.875% due 03/04/2015		350	377
5.250% due 10/19/2012		20,460	21,693
5.375% due 12/18/2040	GBP	200	304
5.400% due 02/15/2017		$6,400	6,939
5.500% due 12/18/2018		90	90
5.500% due 09/15/2066	GBP	150	224
5.500% due 09/15/2067	EUR	171,850	224,671
5.625% due 09/15/2017		$565	613
5.625% due 05/01/2018		2,292	2,477
5.750% due 04/11/2025		100	99
5.875% due 01/14/2038		548,787	543,613
6.000% due 06/15/2012		300	318
6.250% due 07/15/2027		90	89
6.375% due 11/15/2067		269,000	277,406
6.500% due 09/15/2067	GBP	4,500	7,002
6.750% due 03/15/2032		$405	446
6.875% due 01/10/2039		248,176	277,871
8.125% due 05/15/2012		250	266

General Electric Capital Services, Inc.
7.500% due 08/21/2035		76,700	90,063

Genworth Financial Assurance Holdings, Inc.
1.600% due 06/20/2011	JPY	260,000	3,108

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Genworth Financial, Inc.
6.500% due 06/15/2034		$160	$	142
6.515% due 05/22/2018		15,000		14,837
7.700% due 06/15/2020		15,000		15,376

Genworth Global Funding Trusts
0.453% due 05/15/2012		12,000		11,965
0.493% due 04/15/2014		500		464

Genworth Life Institutional Funding Trust
5.875% due 05/03/2013		21,000		22,216

Glen Meadow Pass-Through Trust
6.505% due 02/12/2067		22,700		20,203

GMAC International Finance BV
7.500% due 04/21/2015	EUR	79,120		118,716

Golden West Financial Corp.
4.750% due 10/01/2012		$100		105

Goldman Sachs Capital I
6.345% due 02/15/2034		750		723

Goldman Sachs Capital II
5.793% due 06/01/2043		25,200		21,861

Goldman Sachs Group, Inc.
0.703% due 07/22/2015		21,726		21,126
0.759% due 03/22/2016		37,825		36,513
0.803% due 01/12/2015		20,980		20,768
0.908% due 09/29/2014		77,500		77,061
1.306% due 10/04/2012	EUR	3,500		4,938
1.310% due 02/07/2014		$89,255		89,979
1.383% due 02/04/2013	EUR	12,100		16,991
1.393% due 11/15/2014		200		275
1.407% due 01/30/2017		38,200		50,510
1.429% due 05/23/2016		124,700		166,980
1.439% due 05/18/2015		19,740		26,331
1.594% due 08/12/2015 (p)		50,000		66,542
3.625% due 08/01/2012		$1,320		1,361
4.750% due 07/15/2013		500		530
4.750% due 01/28/2014	EUR	1,800		2,617
5.000% due 10/01/2014		$14,215		15,149
5.125% due 04/24/2013	EUR	500		736
5.125% due 01/15/2015		$112		120
5.250% due 04/01/2013		19,392		20,683
5.350% due 01/15/2016		17,755		18,938
5.375% due 02/15/2013	EUR	29,845		43,846
5.450% due 11/01/2012		$446		474
5.500% due 11/15/2014		148		161
5.625% due 01/15/2017		250		263
5.700% due 09/01/2012		2,395		2,538
5.750% due 10/01/2016		1,430		1,553
5.950% due 01/18/2018		314,565		337,724
5.950% due 01/15/2027		2,690		2,709
6.000% due 05/01/2014		18,140		19,917
6.150% due 04/01/2018		357,080		387,028
6.250% due 09/01/2017		422,100		462,187
6.375% due 05/02/2018	EUR	13,400		20,455
6.450% due 05/01/2036		$155		152
6.600% due 01/15/2012		170		178
6.750% due 10/01/2037		320,024		323,782
7.500% due 02/15/2019		57,193		66,450

Hartford Financial Services Group, Inc.
8.125% due 06/15/2068		1,000		1,102

Hartford Life Global Funding Trusts
0.490% due 06/16/2014		400		390

HBOS Capital Funding LP
6.071% due 06/29/2049		10,000		9,238

HBOS PLC
0.507% due 09/30/2016		3,000		2,614
0.509% due 09/06/2017		2,971		2,601
1.370% due 03/21/2017	EUR	700		875
1.392% due 09/01/2016		1,231		1,542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.878% due 03/29/2016	EUR	14,953	$18,448
6.750% due 05/21/2018		$265,638	260,115

HCP, Inc.
2.700% due 02/01/2014		14,000	14,040
5.625% due 02/28/2013		3,225	3,436
5.650% due 12/15/2013		2,530	2,740
5.950% due 09/15/2011		10,550	10,784
6.000% due 01/30/2017		1,700	1,836
6.300% due 09/15/2016		13,000	14,320
6.700% due 01/30/2018		27,900	30,916

Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,451

HSBC Bank PLC
2.000% due 01/19/2014		148,800	148,300

HSBC Bank USA N.A.
4.625% due 04/01/2014		75	80
5.875% due 11/01/2034		3,000	2,945
6.000% due 08/09/2017		14,400	15,771

HSBC Capital Funding LP
4.610% due 12/29/2049		400	388
10.176% due 12/29/2049		66,160	89,316

HSBC Finance Capital Trust IX
5.911% due 11/30/2035		7,900	7,643

HSBC Finance Corp.
0.553% due 01/15/2014		5,000	4,930
0.740% due 06/01/2016		28,100	26,982
3.330% due 04/10/2011		194	194
3.750% due 01/10/2014		264	266
3.830% due 11/10/2013		229	233
3.880% due 10/10/2013		100	102
4.010% due 11/10/2013		550	563
4.660% due 09/15/2013		1,115	1,142
5.000% due 06/30/2015		80	86
5.500% due 01/19/2016		500	549
6.375% due 11/27/2012		2,500	2,690
6.750% due 05/15/2011		80	81
7.000% due 05/15/2012		315	335

HSBC Holdings PLC
0.503% due 10/06/2016		10,000	9,916
6.375% due 10/18/2022	GBP	400	681
6.500% due 05/20/2024		350	616
6.500% due 05/02/2036		$194,600	199,812
6.500% due 09/15/2037		111,000	113,552

HSBC USA, Inc.
0.750% due 12/31/2049		5,000	5,002

ILFC E-Capital Trust I
5.970% due 12/21/2065		32,706	27,382

ILFC E-Capital Trust II
6.250% due 12/21/2065		36,420	30,775

ING Bank NV
0.933% due 01/13/2012		58,000	58,160
1.107% due 03/30/2012		2,700	2,709
1.360% due 03/15/2013		250,000	250,674
2.000% due 10/18/2013		91,600	90,554
2.500% due 01/14/2016		92,700	88,910
2.625% due 02/09/2012		17,200	17,493
2.650% due 01/14/2013		43,260	43,358
3.900% due 03/19/2014		2,600	2,756
6.875% due 05/29/2023	GBP	250	415

International Bank for Reconstruction & Development
5.000% due 04/01/2016		$69	77

International Lease Finance Corp.
0.623% due 07/15/2011		39,270	39,223
0.633% due 07/01/2011		79,345	79,261
0.653% due 07/13/2012		13,230	12,962
1.468% due 08/15/2011	EUR	54,150	76,066
4.750% due 01/13/2012		$53,206	54,004

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2012		$41,720	$42,575
5.250% due 01/10/2013		15,000	15,262
5.300% due 05/01/2012		156,075	159,587
5.350% due 03/01/2012		148,454	151,609
5.400% due 02/15/2012		151,311	154,526
5.550% due 09/05/2012		19,615	20,105
5.625% due 09/20/2013		49,508	50,560
5.750% due 06/15/2011		160,896	162,304
5.875% due 05/01/2013		52,475	54,049
6.375% due 03/25/2013		67,920	70,637
6.625% due 11/15/2013		64,926	67,523
6.750% due 09/01/2016		157,760	169,592
7.125% due 09/01/2018		17,358	18,738

Intesa Sanpaolo SpA
2.712% due 02/24/2014		345,200	349,919
5.500% due 12/19/2016	GBP	80	128
6.500% due 02/24/2021		$40,000	42,004
8.047% due 06/29/2049	EUR	19,700	27,430

IPIC GMTN Ltd.
3.125% due 11/15/2015		$27,000	26,381
5.000% due 11/15/2020		47,500	46,249

iStar Financial, Inc.
5.150% due 03/01/2012		10,000	10,025
5.950% due 10/15/2013		10,000	9,575

Jackson National Life Funding LLC
0.586% due 08/06/2011		31,600	31,522

John Deere Capital Corp.
4.950% due 12/17/2012		85	91
5.100% due 01/15/2013		75	80
5.650% due 07/25/2011		9,000	9,150
7.000% due 03/15/2012		175	186

JPMorgan Chase & Co.
0.454% due 11/01/2012		3,500	3,493
0.960% due 02/26/2013		9,000	9,065
1.057% due 09/30/2013		10,600	10,652
1.103% due 01/24/2014		200,000	201,272
1.395% due 10/12/2015	EUR	14,000	18,647
1.447% due 09/26/2013		36,675	51,469
2.600% due 01/15/2016		$300	289
3.125% due 12/01/2011		165	168
3.700% due 01/20/2015		3,800	3,908
4.250% due 10/15/2020		18,000	17,209
4.500% due 01/15/2012		4,000	4,123
4.750% due 05/01/2013		753	800
4.750% due 03/01/2015		300	320
4.875% due 03/15/2014		645	686
5.250% due 05/01/2015		700	749
5.375% due 10/01/2012		20,995	22,292
5.600% due 06/01/2011		132	133
5.750% due 01/02/2013		40,135	42,900
6.000% due 01/15/2018		166,650	182,699
6.125% due 06/27/2017		35	38
6.300% due 04/23/2019		85,600	94,780
6.400% due 05/15/2038		260	288
6.625% due 03/15/2012		1,300	1,372

JPMorgan Chase & Co., Inc. CPI Linked Bond
4.411% due 02/15/2012		600	614

JPMorgan Chase Bank N.A.
0.640% due 06/13/2016		73,765	71,707
5.375% due 09/28/2016	GBP	4,100	6,816
5.875% due 06/13/2016		$20	22
6.000% due 10/01/2017		315,700	345,302

JPMorgan Chase Capital XIII
1.257% due 09/30/2034		25	21

JPMorgan Chase Capital XV
5.875% due 03/15/2035		105	104

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase Capital XVIII
6.950% due 08/01/2066		$23,500	$23,981

JPMorgan Chase Capital XX
6.550% due 09/15/2066		48,900	49,819

JPMorgan Chase Capital XXI
1.254% due 01/15/2087		25,400	21,360

JPMorgan Chase Capital XXIII
1.313% due 05/15/2077		4,278	3,571

JPMorgan Chase Capital XXVII
7.000% due 11/01/2039		50,000	51,641

KeyBank N.A.
1.203% due 11/21/2011	EUR	59,800	83,894
7.413% due 10/15/2027		$91,450	103,553

KeyCorp
6.500% due 05/14/2013		100,000	108,983

Kimco Realty Corp.
5.700% due 05/01/2017		2,000	2,172

Korea Exchange Bank
4.875% due 01/14/2016		6,300	6,588

Kreditanstalt fuer Wiederaufbau
1.250% due 06/15/2012		640,080	644,740
4.000% due 01/27/2020		138,940	143,576
4.125% due 10/15/2014		245	266
4.875% due 06/17/2019		23,600	26,089

Landwirtschaftliche Rentenbank
1.875% due 09/24/2012		125	127
4.875% due 11/16/2015		175	194

LBG Capital No.1 PLC
7.375% due 03/12/2020	EUR	495	652
7.588% due 05/12/2020	GBP	22,300	33,985
7.625% due 10/14/2020	EUR	5,005	6,667
7.867% due 12/17/2019	GBP	18,500	28,342
7.869% due 08/25/2020		45,400	69,920
7.875% due 11/01/2020		$63,887	62,641
8.000% due 12/29/2049		63,970	61,731
8.500% due 12/29/2049		54,900	51,424
11.040% due 03/19/2020	GBP	18,553	32,590

LBG Capital No.2 PLC
6.385% due 05/12/2020	EUR	7,000	8,829
7.625% due 12/09/2019	GBP	7,000	10,443
8.875% due 02/07/2020	EUR	5,000	7,299
9.125% due 07/15/2020	GBP	3,233	5,238
9.334% due 02/07/2020		33,334	55,079
15.000% due 12/21/2019	EUR	4,800	9,405
15.000% due 12/21/2019	GBP	9,100	19,854

LeasePlan Corp. NV
3.000% due 05/07/2012		$205,000	210,044
3.250% due 05/22/2014	EUR	1,200	1,730

Lehman Brothers Holdings, Inc.
1.121% due 06/05/2012 (a)	JPY	900,000	1,948
4.850% due 09/03/2013 (a)(p)	CAD	15,770	3,213
5.163% due 10/25/2011 (a)	EUR	500	172
5.316% due 04/05/2011 (a)		615	211
5.625% due 01/24/2013 (a)		$152,570	40,431
5.750% due 01/03/2017 (a)		200	0
6.000% due 01/25/2013 (a)	GBP	10,650	4,399
6.200% due 09/26/2014 (a)		$49,670	13,163
6.375% due 05/10/2011 (a)	EUR	1,000	351
6.625% due 01/18/2012 (a)		$350	91
6.750% due 12/28/2017 (a)		20,000	16
6.875% due 05/02/2018 (a)		122,732	32,831
7.000% due 04/16/2019 (a)		90	22
7.500% due 05/11/2038 (a)		85,000	68
7.875% due 05/08/2018 (a)	GBP	8,650	3,643

Liberty Mutual Group, Inc.
5.750% due 03/15/2014		$10,200	10,706

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lloyds TSB Bank PLC
1.322% due 06/09/2011	EUR	1,300	$1,842
1.625% due 10/14/2011		$175,000	175,741
2.653% due 01/24/2014		47,300	48,527
4.375% due 01/12/2015		2,500	2,546
4.875% due 01/21/2016		183,400	189,076
5.800% due 01/13/2020		51,600	51,683
6.375% due 04/15/2014	GBP	300	512
6.750% due 10/24/2018		200	343
7.500% due 04/15/2024		300	518
12.000% due 12/29/2049		$1,195,450	1,401,183

Macquarie Bank Ltd.
2.600% due 01/20/2012		188,270	191,481
3.300% due 07/17/2014		177,300	184,827

Marsh & McLennan Cos., Inc.
5.375% due 07/15/2014		21,000	22,711
5.750% due 09/15/2015		83,000	90,107
9.250% due 04/15/2019		16,500	21,033

Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		155	213

MBNA Capital B
1.104% due 02/01/2027		10,900	8,426

MBNA Corp.
6.125% due 03/01/2013		20,100	21,501

Mellon Funding Corp.
5.000% due 12/01/2014		100	109

Mercantile Bankshares Corp.
4.625% due 04/15/2013		3,390	3,583

Merrill Lynch & Co., Inc.
0.540% due 06/05/2012		128,460	127,956
0.763% due 01/15/2015		30,900	29,924
1.070% due 09/15/2026		4,400	3,479
1.317% due 01/31/2014	EUR	40,100	55,293
1.388% due 05/30/2014		64,400	88,359
1.466% due 07/22/2014		15,000	20,665
1.725% due 09/14/2018		4,000	4,812
4.625% due 09/14/2018		5,000	6,577
4.875% due 05/30/2014		4,400	6,402
5.000% due 01/15/2015		$3,045	3,220
5.450% due 02/05/2013		14,429	15,293
5.450% due 07/15/2014		90	96
6.000% due 02/11/2013	EUR	5,000	7,398
6.050% due 08/15/2012		$650,762	691,529
6.150% due 04/25/2013		90,125	97,075
6.220% due 09/15/2026		115	115
6.400% due 08/28/2017		256,870	280,021
6.500% due 07/15/2018		16,250	17,550
6.750% due 05/21/2013	EUR	5,000	7,547
6.750% due 06/01/2028		$115	123
6.875% due 04/25/2018		799,645	887,943
6.875% due 11/15/2018		26,631	29,786
7.750% due 04/30/2018	GBP	3,850	6,919
7.750% due 05/14/2038		$425	489

MetLife Capital Trust IV
7.875% due 12/15/2067		10,400	11,232

MetLife Capital Trust X
9.250% due 04/08/2068		1,700	2,061

MetLife, Inc.
5.375% due 12/15/2012		255	272
6.125% due 12/01/2011		250	259
6.400% due 12/15/2066		70,810	68,551

Metropolitan Life Global Funding I
0.560% due 03/15/2012		400	400
2.000% due 09/14/2011	CHF	20,000	21,892
5.125% due 11/09/2011		$4,325	4,441
5.125% due 04/10/2013		42,200	45,030
5.250% due 01/09/2014	GBP	150	254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Monumental Global Funding Ltd.
0.690% due 06/15/2011		$60,000	$59,758
5.500% due 04/22/2013		52,400	55,553

Morgan Stanley
0.510% due 04/19/2012		50,500	50,529
0.603% due 01/09/2014		57,875	57,003
0.753% due 10/18/2016		102,400	95,897
0.783% due 10/15/2015		43,220	41,539
1.312% due 07/20/2012	EUR	10,400	14,597
1.388% due 11/29/2013		6,600	9,096
1.395% due 04/13/2016		31,869	42,127
1.422% due 03/01/2013		118,000	165,110
1.426% due 01/16/2017		18,600	24,408
1.474% due 05/02/2014		10,000	13,794
1.903% due 01/24/2014		$347,200	354,371
2.000% due 11/17/2011	CHF	20,000	21,844
2.812% due 05/14/2013		$266,050	275,596
3.450% due 11/02/2015		67,600	66,408
3.496% due 03/01/2016		340	343
3.500% due 05/01/2014		457	472
3.650% due 07/01/2014		280	288
3.996% due 08/29/2018		458	452
4.000% due 06/27/2018		700	668
4.100% due 01/26/2015		173,000	177,551
4.200% due 11/20/2014		5	5
4.750% due 04/01/2014		115	120
5.125% due 11/30/2015	GBP	50	83
5.300% due 03/01/2013		$7,439	7,906
5.330% due 03/01/2013	AUD	1,200	1,215
5.375% due 10/15/2015		$4,500	4,778
5.550% due 04/27/2017		4,095	4,308
5.625% due 01/09/2012		1,604	1,666
5.750% due 10/18/2016		17,600	18,840
5.950% due 12/28/2017		120,700	129,631
6.000% due 05/13/2014		20,295	22,075
6.000% due 04/28/2015		101,880	110,898
6.250% due 08/28/2017		33,700	36,630
6.250% due 08/09/2026		225	235
6.500% due 04/15/2011	EUR	400	567
6.600% due 04/01/2012		$2,615	2,766
6.625% due 04/01/2018		34,900	38,348
7.300% due 05/13/2019		37,675	42,388
7.500% due 04/11/2011	GBP	250	401

Mystic Re Ltd.
10.310% due 06/07/2011		$12,200	12,302

National Australia Bank Ltd.
0.499% due 06/19/2017		75,200	73,739
0.538% due 06/29/2016		10,000	9,978
5.125% due 12/09/2021	GBP	100	160
5.350% due 06/12/2013		$186,330	200,371
6.750% due 06/26/2023	EUR	150	229

National Capital Trust II
5.486% due 12/29/2049		$27	27

National City Bank
0.660% due 12/15/2016		8,090	7,640
0.680% due 06/07/2017		10,000	9,443
4.625% due 05/01/2013		8,400	8,860
6.200% due 12/15/2011		30,600	31,759

National Rural Utilities Cooperative Finance Corp.
7.250% due 03/01/2012		280	297
10.375% due 11/01/2018		252	344

Nationwide Building Society
3.750% due 01/20/2015	EUR	350	485
4.650% due 02/25/2015		$88,000	89,136
5.625% due 09/09/2019	GBP	200	323

Nationwide Health Properties, Inc.
6.500% due 07/15/2011		$13,000	13,195

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nationwide Life Global Funding I
5.450% due 10/02/2012		$6,900	$7,256

New England Mutual Life Insurance Co.
7.875% due 02/15/2024		5,500	6,531

New York Life Global Funding
4.650% due 05/09/2013		14,600	15,546

New York Life Insurance Co.
6.750% due 11/15/2039		50,000	57,546

NIBC Bank NV
2.800% due 12/02/2014		22,670	23,418
3.625% due 12/19/2011	EUR	100	144

NiSource Finance Corp.
5.210% due 11/28/2012		$15,000	14,942

Nomura Europe Finance NV
1.200% due 10/25/2011	EUR	10,600	14,915

Nordea Bank AB
2.125% due 01/14/2014		$69,800	69,625

Nordea Bank Finland PLC
6.250% due 07/29/2049	GBP	150	243

Norinchukin Finance Ltd.
5.625% due 09/28/2016		25,000	40,380

Northern Rock Asset Management PLC
5.625% due 06/22/2017		$12,500	12,942

NSG Holdings LLC
7.750% due 12/15/2025		800	788

OMX Timber Finance Investments I LLC
5.420% due 01/29/2020		80,400	84,168

ORIX Corp.
5.480% due 11/22/2011		26,000	26,654

PACCAR Financial Corp.
1.053% due 04/01/2011		10,000	10,000

Pacific Life Funding LLC
1.517% due 02/05/2021	EUR	4,500	5,499

Pacific Life Global Funding
0.539% due 06/22/2011		$17,406	17,388
2.750% due 05/15/2012	CHF	27,790	31,875
5.150% due 04/15/2013		$11,700	12,407

Pacific Life Insurance Co.
9.250% due 06/15/2039		165,585	220,268

Pacific LifeCorp
6.000% due 02/10/2020		76,900	81,915

Petroleum Export Ltd.
5.265% due 06/15/2011		2,901	2,898

PMI Group, Inc.
6.000% due 09/15/2016		9,500	7,403

PNC Bank N.A.
6.000% due 12/07/2017		500	553

PNC Funding Corp.
0.444% due 01/31/2012		9,000	9,005

PNC Preferred Funding Trust III
8.700% due 03/29/2049		5,600	6,007

Pooled Funding Trust I
2.740% due 02/15/2012		3,100	3,160

Pricoa Global Funding I
0.404% due 01/30/2012		3,100	3,087
0.508% due 09/27/2013		2,000	1,974
5.300% due 09/27/2013		21,000	22,750

Principal Financial Global Funding LLC
2.375% due 02/28/2012	CHF	20,745	22,815
2.375% due 01/24/2013		5,000	5,477

Principal Life Global Funding I
6.250% due 02/15/2012		$500	524

Principal Life Income Funding Trusts
5.100% due 04/15/2014		100	107
5.300% due 04/24/2013		148,900	160,195
5.550% due 04/27/2015		237,300	258,055

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Progressive Corp.
6.700% due 06/15/2067		$19,800	$	20,916

Prudential Financial, Inc.
3.450% due 06/10/2013		20,000		20,443
6.000% due 12/01/2017		500		550
6.100% due 06/15/2017		307		338
6.625% due 12/01/2037		8,200		8,940

Prudential Holdings LLC
1.184% due 12/18/2017		5,980		5,556
8.695% due 12/18/2023		4,205		5,158

Prudential Insurance Co. of America
8.100% due 07/15/2015		2,245		2,562

Qatari Diar Finance QSC
3.500% due 07/21/2015		1,000		1,006
5.000% due 07/21/2020		21,300		21,116

RBS Capital Trust I
4.709% due 12/29/2049 (a)		1,690		1,314

Regions Bank
7.500% due 05/15/2018		141,786		149,950

Regions Financial Corp.
0.478% due 06/26/2012		20,870		20,155
6.375% due 05/15/2012		125		129
7.750% due 11/10/2014		60,470		65,359

Residential Reinsurance Ltd.
7.060% due 06/06/2011		16,000		16,027

Resona Bank Ltd.
5.850% due 09/29/2049		39,050		38,607

Resona Preferred Global Securities Cayman Ltd.
7.191% due 12/29/2049		2,025		2,018

Royal Bank of Canada
5.650% due 07/20/2011		375		381

Royal Bank of Scotland Group PLC
0.503% due 04/11/2016		36,326		31,664
0.570% due 03/30/2012		380,000		380,672
0.583% due 10/14/2016		21,500		18,749
1.048% due 09/29/2015		64,900		55,799
1.203% due 04/23/2012		51,100		51,530
1.450% due 10/20/2011		1,007,600		1,013,927
1.500% due 03/30/2012		94,280		95,163
2.016% due 03/30/2015	CAD	25,000		21,785
2.625% due 05/11/2012		$51,065		52,187
3.000% due 12/09/2011		373,700		380,456
3.950% due 09/21/2015		180,200		180,307
4.875% due 08/25/2014		32,400		33,634
4.875% due 03/16/2015		104,943		109,059
4.875% due 01/20/2017	EUR	276		382
5.000% due 11/12/2013		$30,024		30,727
5.000% due 10/01/2014		9,346		9,370
5.000% due 05/17/2015		29,867		30,227
5.625% due 08/24/2020		45,000		44,932
5.825% due 10/27/2014	AUD	5,000		4,650
6.000% due 05/17/2017	GBP	6,744		11,078
6.125% due 01/11/2021		$15,000		15,431
6.200% due 03/29/2049	GBP	15,000		18,649
6.375% due 04/29/2014		100		170
6.625% due 09/17/2018		26,150		44,320
6.666% due 04/29/2049 (a)	CAD	800		678
6.934% due 04/09/2018	EUR	15,000		20,884
7.500% due 04/29/2024	GBP	150		259
7.640% due 03/29/2049 (a)		$1,000		800
7.648% due 08/29/2049		50,190		47,179

Royal Bank Of Scotland NV
1.010% due 03/09/2015		35,000		30,757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russian Agricultural Bank OJSC Via RSHB Capital S.A.
6.299% due 05/15/2017		$29,300	$30,811
7.125% due 01/14/2014		10,700	11,676
7.175% due 05/16/2013		1,300	1,417
7.750% due 05/29/2018		5,000	5,606
9.000% due 06/11/2014		4,000	4,600

Santander Issuances S.A. Unipersonal
5.375% due 05/19/2016	GBP	100	160
5.805% due 06/20/2016		$280	275
5.911% due 06/20/2016		7,900	7,915
6.532% due 10/24/2017	GBP	100	156
7.300% due 07/27/2019		3,250	5,352

Santander UK PLC
1.388% due 08/28/2017 (p)	EUR	67,000	87,166

Scotland International Finance No. 2 BV
4.250% due 05/23/2013		$9,382	9,245

Shinhan Bank
4.125% due 10/04/2016 (d)		55,000	55,188

Simon Property Group LP
5.100% due 06/15/2015		200	218
5.250% due 12/01/2016		6,700	7,284
5.600% due 09/01/2011		5,000	5,052
5.750% due 12/01/2015		1,200	1,334
5.875% due 03/01/2017		8,000	8,877

SLM Corp.
0.533% due 10/25/2011		207,100	204,895
0.603% due 01/27/2014		101,618	96,444
1.343% due 11/15/2011	EUR	17,800	24,765
1.379% due 04/26/2011		26,714	38,352
1.503% due 06/17/2013		12,500	16,403
2.210% due 10/25/2011	SEK	24,500	3,754
2.976% due 03/15/2012		$2,000	1,983
3.125% due 09/17/2012	EUR	19,113	26,345
3.616% due 01/31/2014		$13,400	13,144
3.646% due 01/01/2014		7,701	7,619
3.796% due 11/01/2013		16,300	16,167
4.000% due 07/25/2014		5,000	4,844
4.250% due 08/11/2014		3,343	3,378
4.800% due 02/13/2014 (p)	HKD	74,000	9,293
4.875% due 12/17/2012	GBP	23,200	36,626
5.000% due 10/01/2013		$93,335	96,583
5.000% due 04/15/2015		54,558	54,923
5.000% due 06/15/2018		10,000	9,402
5.050% due 11/14/2014		22,800	23,010
5.125% due 08/27/2012		39,010	40,253
5.140% due 06/15/2016		100,000	95,418
5.375% due 01/15/2013		54,770	56,958
5.375% due 05/15/2014		29,867	30,961
5.400% due 10/25/2011		29,270	29,862
5.450% due 04/25/2011		51,000	51,106
5.625% due 08/01/2033		15,000	12,853
6.000% due 05/10/2012	AUD	10,000	10,068
6.200% due 06/15/2024		$10	9
6.250% due 01/25/2016		55,500	57,919
7.150% due 12/15/2020		120	116
8.000% due 03/25/2020		33,150	36,192
8.450% due 06/15/2018		129,050	144,734

SLM Corp. CPI Linked Bond
3.621% due 11/21/2013		3,670	3,660

Societe Generale
0.514% due 08/16/2016		80,000	78,306
5.750% due 03/29/2049	GBP	150	237
5.922% due 04/29/2049		$1,800	1,701
7.756% due 05/29/2049	EUR	2,700	3,884
8.875% due 06/29/2049	GBP	200	331

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Source One Mortgage Corp.
9.000% due 06/01/2012		$9,200	$9,842

Sovereign Bank
8.750% due 05/30/2018		10,000	11,388

Springleaf Finance Corp.
0.560% due 12/15/2011		121,395	117,242
0.594% due 08/17/2011		145,142	142,395
3.250% due 01/16/2013	EUR	6,000	7,972
4.125% due 11/29/2013		29,950	38,905
4.625% due 06/22/2011		84,229	119,071
4.875% due 07/15/2012		$82,805	81,770
5.200% due 12/15/2011		12,000	12,030
5.375% due 10/01/2012		80,213	79,311
5.400% due 12/01/2015		40,159	36,846
5.500% due 12/15/2012		1,000	966
5.625% due 08/17/2011 (l)		99,715	100,338
5.850% due 06/01/2013		19,117	18,782
5.900% due 09/15/2012		68,230	67,889
6.900% due 12/15/2017		176,100	161,792

State Bank of India
4.500% due 07/27/2015		194,900	198,830

State Street Capital Trust IV
1.310% due 06/01/2077		69,700	57,890

Stone Street Trust
5.902% due 12/15/2015		5,000	5,215

Suffield Clo Ltd.
1.660% due 09/26/2014		1,549	1,534

Sumitomo Mitsui Banking Corp.
1.000% due 06/02/2049	JPY	1,000,000	12,066
1.950% due 01/14/2014		$50,300	49,805

Sun Life Financial Global Funding LP
0.472% due 07/06/2011		47,700	47,704

SunTrust Bank
0.424% due 05/21/2012		9,050	9,034
0.934% due 06/22/2012	GBP	5,000	7,851
1.280% due 12/20/2011	EUR	68,200	95,986
6.375% due 04/01/2011		$200	200

SunTrust Banks, Inc.
5.250% due 11/05/2012		1,045	1,100

Svensk Exportkredit AB
4.875% due 09/29/2011		125	128
5.125% due 03/01/2017		75	83

Svenska Handelsbanken AB
1.310% due 09/14/2012		51,000	51,460
2.875% due 09/14/2012		170	174

Swedbank AB
2.800% due 02/10/2012		1,500	1,528
2.900% due 01/14/2013		5,000	5,133
3.125% due 03/04/2013	EUR	350	497

Sydney Airport Finance Co. Pty. Ltd.
5.125% due 02/22/2021		$34,600	33,890

Teachers Insurance & Annuity Association of America
6.850% due 12/16/2039		90,000	101,817

Temasek Financial Ltd.
4.300% due 10/25/2019		156,300	158,872

Temasek Financial I Ltd.
5.375% due 11/23/2039		35,000	36,417

Toll Road Investors Partnership II LP
0.000% due 02/15/2045		873	129

Travelers Cos., Inc.
6.250% due 06/15/2037		125	135

Travelers Property Casualty Corp.
5.000% due 03/15/2013		70	75
6.375% due 03/15/2033		33	36

U.S. Bancorp
4.200% due 05/15/2014		500	532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

U.S. Bank N.A.
4.375% due 02/28/2017	EUR	10,950	$15,471
6.375% due 08/01/2011		$3,000	3,058

UBS AG
1.304% due 01/28/2014		55,100	55,650
1.412% due 02/23/2012		255,600	257,710
2.250% due 08/12/2013		12,200	12,317
4.280% due 04/29/2049	EUR	200	259
4.875% due 08/04/2020		$1,300	1,311
5.250% due 06/21/2021	GBP	200	323
5.750% due 04/25/2018		$178,975	192,761
5.875% due 12/20/2017		188,225	205,508
6.375% due 07/20/2016	GBP	150	264
7.750% due 09/01/2026		$5,000	5,620

UBS Preferred Funding Trust II
7.247% due 06/29/2049		4,000	4,026

UBS Preferred Funding Trust V
6.243% due 05/29/2049		25,675	25,611

UFJ Finance Aruba AEC
6.750% due 07/15/2013		3,700	4,074

USB Capital IX
6.189% due 10/29/2049		30,800	26,103

USB Realty Corp.
6.091% due 12/29/2049		40,200	33,969

Ventas Realty LP
6.500% due 06/01/2016		1,100	1,138
6.750% due 04/01/2017		190	202

Vnesheconombank Via VEB Finance Ltd.
5.450% due 11/22/2017		81,000	82,620
6.800% due 11/22/2025		1,300	1,320
6.902% due 07/09/2020		51,400	55,445

VTB Bank OJSC Via VTB Capital S.A.
6.875% due 05/29/2018		15,800	17,240
8.250% due 06/30/2011	EUR	1,130	1,625

Wachovia Bank N.A.
0.640% due 03/15/2016		$26,700	25,564
0.690% due 11/03/2014		87,300	85,197
5.000% due 09/28/2011		16,700	17,084
5.313% due 05/25/2017	AUD	1,100	1,043
5.600% due 03/15/2016		$19,800	21,473
6.600% due 01/15/2038		10,127	11,414

Wachovia Capital Trust II
0.803% due 01/15/2027		25	19

Wachovia Capital Trust III
5.570% due 03/29/2049		162,615	149,809

Wachovia Capital Trust V
7.965% due 06/01/2027		15,361	15,790

Wachovia Corp.
0.433% due 10/15/2011		75,925	75,999
0.460% due 03/01/2012		23,975	24,010
0.494% due 08/01/2013		14,050	13,976
0.580% due 06/15/2017		1,875	1,801
0.644% due 10/28/2015		5,500	5,358
0.673% due 10/15/2016		68,570	66,543
1.244% due 02/13/2014	EUR	61,500	85,332
2.074% due 05/01/2013		$25,315	26,073
4.875% due 02/15/2014		21,280	22,655
5.143% due 05/25/2012	AUD	63,500	65,013
5.250% due 08/01/2014		$2,900	3,101
5.300% due 10/15/2011		49,495	50,743
5.500% due 05/01/2013		166,304	179,204
5.500% due 08/01/2035		85	82
5.625% due 10/15/2016		80,500	86,976
5.700% due 08/01/2013		19,650	21,356
5.750% due 06/15/2017		22,525	24,958
5.750% due 02/01/2018		414,380	456,411

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Waha Aerospace BV
3.925% due 07/28/2020		$4,750	$4,762

WCI Finance LLC
5.700% due 10/01/2016		2,500	2,725

WEA Finance LLC
6.750% due 09/02/2019		5	6

Wells Fargo & Co.
0.504% due 10/28/2015		200	196
1.163% due 08/01/2011	EUR	22,800	32,178
1.379% due 03/23/2016		3,600	4,861
3.750% due 10/01/2014		$205	215
4.375% due 01/31/2013		26,740	28,161
4.875% due 11/29/2035	GBP	300	403
5.000% due 11/15/2014		$100	107
5.110% due 05/15/2013	AUD	20,000	20,269
5.125% due 09/01/2012		$300	316
5.250% due 10/23/2012		16,650	17,646
5.300% due 08/26/2011		500	510
5.625% due 12/11/2017		4,640	5,067

Wells Fargo Bank N.A.
0.524% due 05/16/2016		1,500	1,433
1.245% due 09/19/2011	EUR	2,700	3,823
4.750% due 02/09/2015		$13,600	14,466
6.000% due 05/23/2013	EUR	11,500	17,380

Wells Fargo Capital X
5.950% due 12/01/2086		$23,800	23,536

Wells Fargo Capital XIII
7.700% due 12/29/2049		285,004	294,979

Western Corporate Federal Credit Union
1.750% due 11/02/2012		12,803	13,008

Westpac Banking Corp.
3.000% due 08/04/2015		70	70
3.585% due 08/14/2014		15,600	16,364
5.000% due 10/21/2019	GBP	250	402

Weyerhaeuser Co.
6.750% due 03/15/2012		$24,500	25,760
7.375% due 10/01/2019		38,500	43,511
7.375% due 03/15/2032		44,414	46,961
8.500% due 01/15/2025		5,245	6,063

WR Berkley Corp.
5.375% due 09/15/2020		12,000	12,070

XL Capital Finance Europe PLC
6.500% due 01/15/2012		10,000	10,414

XL Group PLC
5.250% due 09/15/2014		1,600	1,685

ZFS Finance USA Trust IV
5.875% due 05/09/2062		146	146

			59,488,886

INDUSTRIALS 5.3%

Abbott Laboratories
5.875% due 05/15/2016		140	160

AES El Salvador Trust
6.750% due 02/01/2016		105	104

Aetna, Inc.
6.000% due 06/15/2016		15,000	16,885
6.500% due 09/15/2018		12,000	13,807

Agilent Technologies, Inc.
6.500% due 11/01/2017		710	792

AIG SunAmerica Global Financing VI
6.300% due 05/10/2011		60,066	60,487

Alcoa, Inc.
5.550% due 02/01/2017		2,300	2,432
5.720% due 02/23/2019		4,127	4,293
6.000% due 07/15/2013		25,085	27,371
6.150% due 08/15/2020		55	58
6.750% due 07/15/2018		12,600	13,949

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Allied Waste North America, Inc.
6.875% due 06/01/2017		$1,125	$1,228

ALROSA Finance S.A.
8.875% due 11/17/2014		1,500	1,714

Altria Group, Inc.
8.500% due 11/10/2013		2,750	3,207
9.250% due 08/06/2019		90,525	118,178
9.700% due 11/10/2018		98,978	130,176
9.950% due 11/10/2038		5,185	7,253
10.200% due 02/06/2039		28,000	39,842

America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	2,100	2,938
5.000% due 03/30/2020		$133,600	138,264
5.625% due 11/15/2017		25	28
6.125% due 03/30/2040		114,400	120,126

America West Airlines Pass-Through Trust
6.870% due 07/02/2018		1,207	1,201

American Airlines Pass-Through Trust
6.978% due 10/01/2012		1,421	1,423
10.375% due 01/02/2021		13,346	15,682

American Airlines, Inc.
10.500% due 10/15/2012		19,300	21,085

Amgen, Inc.
5.700% due 02/01/2019		28,026	31,332
5.850% due 06/01/2017		15,000	17,073
6.150% due 06/01/2018		4,500	5,165
6.375% due 06/01/2037		417	464
6.400% due 02/01/2039		25,015	27,836
6.900% due 06/01/2038		7,686	9,102

Anadarko Petroleum Corp.
6.125% due 03/15/2012 (l)		1,800	1,876
6.375% due 09/15/2017		80	88
6.450% due 09/15/2036		135	135
6.950% due 06/15/2019		55	62

Anheuser-Busch Cos., Inc.
5.500% due 01/15/2018		9,100	9,986
7.500% due 03/15/2012		500	531

Anheuser-Busch InBev Worldwide, Inc.
0.854% due 01/27/2014		61,000	61,527
5.375% due 11/15/2014		370	408
5.375% due 01/15/2020		195	209
6.875% due 11/15/2019		325	384

Apache Corp.
6.000% due 09/15/2013		30	33
7.950% due 04/15/2026		150	195

ArcelorMittal
7.000% due 10/15/2039		145	146

Arch Western Finance LLC
6.750% due 07/01/2013		15,922	16,161

Arrow Electronics, Inc.
6.000% due 04/01/2020		15,000	15,880

AstraZeneca PLC
5.400% due 09/15/2012		25	27
5.900% due 09/15/2017		69,200	78,985

Atlantic Richfield Co.
8.375% due 02/21/2012		7,700	8,125
8.500% due 04/01/2012		250	266
8.620% due 03/12/2012		11,000	11,654

AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,826
5.750% due 01/15/2015		700	772
5.875% due 10/15/2012		4,800	5,122
6.500% due 01/15/2014		40,000	44,789
6.950% due 06/15/2016		1,000	1,143
7.125% due 08/01/2018		30,000	34,843

Avnet, Inc.
6.625% due 09/15/2016		1,700	1,860

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avon Products, Inc.
6.500% due 03/01/2019	$28,300	$32,429

Axiata SPV1 Labuan Ltd.
5.375% due 04/28/2020	1,700	1,740

Baker Hughes, Inc.
6.500% due 11/15/2013	40	45
6.875% due 01/15/2029	100	117

Ball Corp.
5.750% due 05/15/2021	50	49

Barrick Australian Finance Pty. Ltd.
5.950% due 10/15/2039	255	264

Baxter International, Inc.
5.375% due 06/01/2018	10,000	11,096

Berry Petroleum Co.
10.250% due 06/01/2014	350	408

Berry Plastics Corp.
5.053% due 02/15/2015	1,100	1,096

BHP Billiton Finance USA Ltd.
4.800% due 04/15/2013	220	236
5.125% due 03/29/2012	10,000	10,454
5.250% due 12/15/2015	82	91

Biomet, Inc.
10.000% due 10/15/2017	925	1,019
10.375% due 10/15/2017 (e)	4,500	4,967

Black & Decker Corp.
5.750% due 11/15/2016	25,000	27,538
8.950% due 04/15/2014	41,900	49,533

BMW U.S. Capital LLC
1.003% due 10/14/2011	8,300	8,314

Board of Trustees of The Leland Stanford Junior University
4.750% due 05/01/2019	200	216

Boeing Co.
3.500% due 02/15/2015	115	121
8.750% due 08/15/2021	50	67

Boston Scientific Corp.
5.125% due 01/12/2017	21,805	22,304
5.450% due 06/15/2014	2,000	2,134
6.000% due 01/15/2020	500	524
6.400% due 06/15/2016	2,000	2,180

Bottling Group LLC
6.950% due 03/15/2014	70	81

Brunswick Corp.
11.750% due 08/15/2013	18,000	21,510

Burlington Northern Santa Fe LLC
3.600% due 09/01/2020	18,000	17,080
7.290% due 06/01/2036	55	65

Campbell Soup Co.
4.500% due 02/15/2019	1,200	1,256

Canadian National Railway Co.
6.250% due 08/01/2034	100	113

Canadian Natural Resources Ltd.
4.900% due 12/01/2014	90	98
5.700% due 05/15/2017	590	660
6.250% due 03/15/2038	20,000	21,594
6.500% due 02/15/2037	25,000	27,799
6.700% due 07/15/2011	12,860	13,083

Cardinal Health, Inc.
5.800% due 10/15/2016	23,000	25,558
6.000% due 06/15/2017	10,600	11,780

Caterpillar, Inc.
5.700% due 08/15/2016	100	114

CBS Corp.
5.625% due 08/15/2012	15,000	15,826

CC Holdings GS V LLC
7.750% due 05/01/2017	1,500	1,643

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019	$200	$231

Cemex Finance LLC
9.500% due 12/14/2016	102,000	110,415

Cemex S.A.B. de C.V.
9.000% due 01/11/2018	25,000	26,344

Cenovus Energy, Inc.
4.500% due 09/15/2014	2,300	2,469

Centex Corp.
5.250% due 06/15/2015	4,500	4,590
5.700% due 05/15/2014	1,500	1,568
6.500% due 05/01/2016	19,120	19,981

Chart Industries, Inc.
9.125% due 10/15/2015	800	840

Chesapeake Energy Corp.
6.500% due 08/15/2017	50	54
6.625% due 08/15/2020	48,700	52,109
7.250% due 12/15/2018	3,000	3,368
7.625% due 07/15/2013	8,446	9,502
9.500% due 02/15/2015	3,685	4,588

Cie Generale de Geophysique-Veritas
7.750% due 05/15/2017	2,000	2,113
9.500% due 05/15/2016	15	17

Cisco Systems, Inc.
5.500% due 02/22/2016	100	112

CITIC Resources Finance 2007 Ltd.
6.750% due 05/15/2014	17,900	18,795

CityCenter Holdings LLC
7.625% due 01/15/2016	19,900	20,646

CoBank ACB
7.875% due 04/16/2018	4,900	5,531

Codelco, Inc.
6.150% due 10/24/2036	23,200	25,616
7.500% due 01/15/2019	3,400	4,118

Colgate-Palmolive Co.
5.980% due 04/25/2012	150	158

Colorado Interstate Gas Co.
6.850% due 06/15/2037	250	271

Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/2013	5,697	6,419

Comcast Cable Communications LLC
7.125% due 06/15/2013	400	445

Comcast Corp.
4.950% due 06/15/2016	230	246
5.150% due 03/01/2020	75	78
5.300% due 01/15/2014	150	163
5.650% due 06/15/2035	435	410
5.700% due 05/15/2018	335	365
5.700% due 07/01/2019	15	16
5.850% due 11/15/2015	825	919
5.900% due 03/15/2016	7,725	8,591
6.300% due 11/15/2017	390	440
6.450% due 03/15/2037	22,000	22,592
6.500% due 01/15/2015	250	283
6.500% due 01/15/2017	383	436
6.550% due 07/01/2039	120	125
7.050% due 03/15/2033	725	812

Commercial Metals Co.
6.500% due 07/15/2017	2,400	2,460

Community Health Systems, Inc.
8.875% due 07/15/2015	2,500	2,644

Computer Sciences Corp.
5.000% due 02/15/2013	5,000	5,263
5.500% due 03/15/2013	2,000	2,127
6.500% due 03/15/2018	31,745	34,485

ConAgra Foods, Inc.
6.750% due 09/15/2011	214	220

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ConocoPhillips
5.900% due 10/15/2032	$300	$322

Continental Airlines Pass-Through Trust
6.503% due 12/15/2012	9,220	9,312
6.820% due 11/01/2019	4,904	5,198
7.707% due 10/02/2022	2,482	2,687
9.000% due 07/08/2016	12,916	14,660

Continental Airlines, Inc.
6.750% due 09/15/2015	2,500	2,534
6.920% due 04/02/2013 (p)	3,870	3,833

Con-way, Inc.
7.250% due 01/15/2018	19,400	21,053

Corp. GEO S.A.B. de C.V.
8.875% due 09/25/2014	2,000	2,225
9.250% due 06/30/2020	11,000	12,293

Costco Wholesale Corp.
5.500% due 03/15/2017	100	114

Coventry Health Care, Inc.
6.125% due 01/15/2015	7,500	7,920

Cox Communications, Inc.
4.625% due 06/01/2013	6,000	6,368
5.450% due 12/15/2014	340	375
5.875% due 12/01/2016	350	387
6.450% due 12/01/2036	5,000	5,169
7.125% due 10/01/2012	35	38
8.375% due 03/01/2039	105	134
9.375% due 01/15/2019	175	227

CRH America, Inc.
8.125% due 07/15/2018	10,000	11,768

CSC Holdings LLC
6.750% due 04/15/2012	5,000	5,200
7.625% due 04/01/2011	1,000	1,000
7.875% due 02/15/2018	125	139
8.500% due 04/15/2014	500	563
8.500% due 06/15/2015	750	823

CSN Islands XI Corp.
6.875% due 09/21/2019	25,600	28,544

CSN Resources S.A.
6.500% due 07/21/2020	27,000	28,890

CSX Corp.
5.600% due 05/01/2017	21,200	23,395
6.250% due 03/15/2018	5,852	6,673

CVS Pass-Through Trust
6.036% due 12/10/2028	27	28
6.943% due 01/10/2030	18,639	20,313
7.507% due 01/10/2032	104,538	120,235

Cytec Industries, Inc.
4.600% due 07/01/2013	2,000	2,110
6.000% due 10/01/2015	5,300	5,799
8.950% due 07/01/2017	7,000	8,549

Daimler Finance North America LLC
5.750% due 09/08/2011	98,720	100,879
6.500% due 11/15/2013	37,700	42,097
7.300% due 01/15/2012	32,620	34,270

Darden Restaurants, Inc.
6.200% due 10/15/2017	14,000	15,476

Delhaize America LLC
9.000% due 04/15/2031	80	102

Dell, Inc.
4.700% due 04/15/2013	116,200	123,738
5.650% due 04/15/2018	77,370	85,139
6.500% due 04/15/2038	95,000	102,720

Delta Air Lines Pass-Through Trust
6.200% due 07/02/2018	21,742	22,558
7.111% due 03/18/2013	10,000	10,300
7.750% due 06/17/2021	4,895	5,360

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deluxe Corp.
5.125% due 10/01/2014		$6,200	$6,247

Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015		5,537	5,731

Deutsche Telekom International Finance BV
5.750% due 03/23/2016		385	431
6.500% due 04/08/2022	GBP	15,400	27,256
6.750% due 08/20/2018		$32,190	38,008
8.750% due 06/15/2030		2,870	3,770

Devon Energy Corp.
5.625% due 01/15/2014		250	276
6.300% due 01/15/2019		655	768

Devon Financing Corp. ULC
6.875% due 09/30/2011		8,675	8,941
7.875% due 09/30/2031		2,000	2,575

Diageo Capital PLC
5.500% due 09/30/2016		50	56

DirecTV Holdings LLC
4.600% due 02/15/2021		70	68

Discovery Communications LLC
5.050% due 06/01/2020		45	47

DISH DBS Corp.
6.375% due 10/01/2011		17,250	17,638
6.625% due 10/01/2014		12,000	12,735
7.000% due 10/01/2013		2,450	2,658
7.125% due 02/01/2016		26,550	28,475
7.750% due 05/31/2015		16,250	17,875

Dolphin Energy Ltd.
5.888% due 06/15/2019		1,107	1,184

Domtar Corp.
9.500% due 08/01/2016		30,670	36,421

Dow Chemical Co.
2.562% due 08/08/2011		900	907
4.850% due 08/15/2012		61,000	63,897
5.700% due 05/15/2018		500	539
5.900% due 02/15/2015		2,100	2,327
6.000% due 10/01/2012		3,440	3,680
6.850% due 08/15/2013		500	551
7.375% due 11/01/2029		45	54
7.600% due 05/15/2014		1,250	1,444
8.550% due 05/15/2019		50,790	64,220
9.400% due 05/15/2039		600	894

DR Horton, Inc.
5.250% due 02/15/2015		10,000	10,200
5.625% due 09/15/2014		3,000	3,150
5.625% due 01/15/2016		13,700	13,940
6.125% due 01/15/2014		5,000	5,325
6.500% due 04/15/2016		51,500	54,075

Duke University
5.150% due 04/01/2019		5,300	5,833

E.I. Du Pont De Nemours & Co.
4.750% due 11/15/2012		175	185
5.000% due 01/15/2013		100	107
5.250% due 12/15/2016		10,000	11,143

Eastman Kodak Co.
7.250% due 11/15/2013		80	80

Eaton Vance Corp.
6.500% due 10/02/2017		21,100	23,899

Ecopetrol S.A.
7.625% due 07/23/2019		79,515	92,039

El Paso Corp.
7.000% due 05/15/2011		10,850	10,965
7.000% due 06/15/2017		1,950	2,190
7.875% due 06/15/2012		14,100	15,040
9.625% due 05/15/2012		13,050	14,083

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

El Paso Natural Gas Co.
5.950% due 04/15/2017	$3,295	$3,638
8.375% due 06/15/2032	13,895	17,077

El Paso Pipeline Partners Operating Co. LLC
6.500% due 04/01/2020	50	55

Emerson Electric Co.
4.500% due 05/01/2013	95	101

Enbridge Energy Partners LP
5.875% due 12/15/2016	50	55

Enbridge, Inc.
4.900% due 03/01/2015	50	54

EnCana Corp.
6.300% due 11/01/2011	10,420	10,756
6.500% due 05/15/2019	95	111
6.500% due 08/15/2034	100	107
6.625% due 08/15/2037	275	298

Energy Transfer Partners LP
5.650% due 08/01/2012	6,145	6,458
6.000% due 07/01/2013	1,435	1,559
6.125% due 02/15/2017	60	67
6.700% due 07/01/2018	1,000	1,133
7.500% due 07/01/2038	5,000	5,801
9.000% due 04/15/2019	40	51

Enterprise Products Operating LLC
4.600% due 08/01/2012	6,000	6,244
5.600% due 10/15/2014	85	94
6.500% due 01/31/2019	25,000	28,420
8.375% due 08/01/2066	2,000	2,162

Erac USA Finance LLC
5.800% due 10/15/2012	10,000	10,626
6.375% due 10/15/2017	1,900	2,130

Expedia, Inc.
8.500% due 07/01/2016	16,500	18,026

FBG Finance Ltd.
5.125% due 06/15/2015	1,000	1,061

Fibria Overseas Finance Ltd.
6.750% due 03/03/2021	31,000	32,162
7.500% due 05/04/2020	21,106	23,006

First Data Corp.
8.250% due 01/15/2021	2,023	2,028
9.875% due 09/24/2015	453	467
12.625% due 01/15/2021	2,023	2,205

Florida Gas Transmission Co. LLC
7.900% due 05/15/2019	500	603

FMC Corp.
5.200% due 12/15/2019	15,000	15,545

Fortune Brands, Inc.
5.375% due 01/15/2016	33,600	35,657
8.625% due 11/15/2021	10,500	12,125

Foster’s Finance Corp.
4.875% due 10/01/2014	6,300	6,667

Freeport-McMoRan Copper & Gold, Inc.
8.375% due 04/01/2017	7,345	8,107

Fresenius Medical Care Capital Trust IV
7.875% due 06/15/2011	6,392	6,472

Fresenius U.S. Finance II, Inc.
9.000% due 07/15/2015	1,600	1,842

Gannett Co., Inc.
5.750% due 06/01/2011	6,200	6,216

GATX Corp.
4.750% due 10/01/2012	25,000	26,128

Gazprom International S.A.
7.201% due 02/01/2020	2,588	2,827

Gazprom OAO Via Gazprom International S.A.
7.201% due 02/01/2020	26,031	28,358

Gazprom OAO Via Morgan Stanley Bank AG
9.625% due 03/01/2013	59,710	67,980

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Gazprom Via Gaz Capital S.A.
5.092% due 11/29/2015		$59,400	$	62,293
5.875% due 06/01/2015	EUR	20,000		30,434
6.212% due 11/22/2016		$41,800		45,855
6.510% due 03/07/2022		8,300		8,860
6.605% due 02/13/2018	EUR	500		767
7.288% due 08/16/2037		$48,160		52,247
7.343% due 04/11/2013		52,900		58,454
7.510% due 07/31/2013		35,000		38,981
8.146% due 04/11/2018		197,250		233,440
8.625% due 04/28/2034		192,520		238,436
9.250% due 04/23/2019		25,600		31,967

Genentech, Inc.
4.750% due 07/15/2015		100		109

General Electric Co.
5.250% due 12/06/2017		31,848		34,679

General Mills, Inc.
5.250% due 08/15/2013		15,000		16,298
6.000% due 02/15/2012		7,013		7,340

Georgia-Pacific LLC
7.125% due 01/15/2017		18,800		20,046
7.700% due 06/15/2015		1,150		1,308
7.750% due 11/15/2029		700		773
8.000% due 01/15/2024		500		574
8.125% due 05/15/2011		12,500		12,641
8.250% due 05/01/2016		5,000		5,662
9.500% due 12/01/2011		1,855		1,959

Gerdau Holdings, Inc.
7.000% due 01/20/2020		123,600		137,505

Gerdau Trade, Inc.
5.750% due 01/30/2021		75,200		76,516

GlaxoSmithKline Capital, Inc.
4.375% due 04/15/2014		100		108
4.850% due 05/15/2013		28,530		30,697
5.650% due 05/15/2018		100,045		112,411

Grohe Holding GmbH
3.873% due 01/15/2014	EUR	5,600		7,946

Hanson Australia Funding Ltd.
5.250% due 03/15/2013		$15,000		15,675

Hanson Ltd.
6.125% due 08/15/2016		73,000		76,285

Hasbro, Inc.
6.300% due 09/15/2017		8,995		9,906

HCA, Inc.
6.250% due 02/15/2013		8,100		8,444
6.750% due 07/15/2013		9,000		9,506
7.250% due 09/15/2020		7,000		7,525
7.500% due 12/15/2023		3,000		2,850
8.360% due 04/15/2024		2,900		2,914
8.500% due 04/15/2019		8,100		9,032
9.125% due 11/15/2014		59,180		62,361
9.250% due 11/15/2016		46,354		50,120
9.625% due 11/15/2016 (e)		10,000		10,800
9.875% due 02/15/2017		5,225		5,878

Health Management Associates, Inc.
6.125% due 04/15/2016		16,000		16,600

Hewlett-Packard Co.
2.250% due 05/27/2011		1,600		1,605
2.950% due 08/15/2012		35		36
6.500% due 07/01/2012		175		187

Hidden Ridge Facility Trustee
5.750% due 01/01/2021		8,826		9,194

Historic TW, Inc.
9.125% due 01/15/2013		12,125		13,656

HJ Heinz Co.
5.350% due 07/15/2013		27,500		29,867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HJ Heinz Finance Co.
6.000% due 03/15/2012	$27,000	$28,350

Home Depot, Inc.
5.400% due 03/01/2016	3,000	3,315

Honeywell International, Inc.
5.300% due 03/01/2018	20	22
6.125% due 11/01/2011	575	595

Husky Energy, Inc.
6.250% due 06/15/2012	1,000	1,060

Hutchison Whampoa International Ltd.
5.750% due 09/11/2019	6,000	6,469
6.500% due 02/13/2013	8,000	8,694
7.625% due 04/09/2019	10,000	11,993

Hyundai Capital America
3.750% due 04/06/2016	20,000	19,700

Hyundai Motor Manufacturing Czech SRO
4.500% due 04/15/2015	6,000	6,154

Indian Oil Corp. Ltd.
4.750% due 01/22/2015	5,000	5,178

Indosat Palapa Co. BV
7.375% due 07/29/2020	15,000	16,557

Intelsat Jackson Holdings S.A.
9.500% due 06/15/2016	445	472

Intelsat Subsidiary Holding Co. S.A.
8.875% due 01/15/2015	60	62

Intergen NV
9.000% due 06/30/2017	1,062	1,150

International Business Machines Corp.
5.700% due 09/14/2017	27,958	31,645
7.625% due 10/15/2018	170	213

International Paper Co.
5.300% due 04/01/2015	200	215

JC Penney Corp., Inc.
9.000% due 08/01/2012	4,900	5,366

Johnson & Johnson
6.950% due 09/01/2029	100	125

Jones Group, Inc.
5.125% due 11/15/2014	44,170	44,667

KazMunayGas National Co.
7.000% due 05/05/2020	50,000	54,125

KB Home
5.750% due 02/01/2014	10,000	10,150
5.875% due 01/15/2015	29,140	28,921
6.250% due 06/15/2015	17,355	17,268

Kellogg Co.
5.125% due 12/03/2012	300	320

Kerr-McGee Corp.
6.875% due 09/15/2011	10,000	10,253
6.950% due 07/01/2024	3,825	4,233

KeySpan Corp.
4.650% due 04/01/2013	6,900	7,252

Kimberly-Clark Corp.
5.000% due 08/15/2013	20	22

Kinder Morgan Energy Partners LP
5.000% due 12/15/2013	210	227
5.950% due 02/15/2018	29,370	32,333
6.500% due 09/01/2039	10,145	10,431
6.950% due 01/15/2038	28,465	30,782
7.125% due 03/15/2012	165	174
7.400% due 03/15/2031	220	247

Kohl’s Corp.
6.250% due 12/15/2017	40,500	46,396

Kraft Foods, Inc.
5.250% due 10/01/2013	150	163
5.625% due 11/01/2011	6,262	6,436
6.125% due 02/01/2018	154,460	172,631
6.125% due 08/23/2018	15,000	16,774

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/11/2017		$510	$582
6.875% due 02/01/2038		57,500	63,955

Kroger Co.
3.900% due 10/01/2015		250	259
5.000% due 04/15/2013		500	534

L-3 Communications Corp.
5.200% due 10/15/2019		8,200	8,558

Lender Processing Services, Inc.
8.125% due 07/01/2016		500	523

Lennar Corp.
5.500% due 09/01/2014		29,500	29,648
5.600% due 05/31/2015		44,986	44,536
5.950% due 10/17/2011		18,000	18,360
5.950% due 03/01/2013		15,800	16,432
6.500% due 04/15/2016		4,000	4,020

Lexmark International, Inc.
5.900% due 06/01/2013		21,470	22,892
6.650% due 06/01/2018		9,600	10,384

Lighthouse International Co. S.A.
8.000% due 04/30/2014	EUR	600	270

Limited Brands, Inc.
5.250% due 11/01/2014		$4,496	4,698
6.125% due 12/01/2012		12,040	12,762
6.900% due 07/15/2017		102,465	110,406
8.500% due 06/15/2019		17,000	19,592

Lockheed Martin Corp.
7.650% due 05/01/2016		4,600	5,576

Loews Corp.
5.250% due 03/15/2016		37,500	40,570

Lowe’s Cos., Inc.
5.000% due 10/15/2015		140	155
5.500% due 10/15/2035		50	50

Lukoil International Finance BV
6.125% due 11/09/2020		600	615

Lyondell Chemical Co.
8.000% due 11/01/2017		37,625	41,576

Macy’s Retail Holdings, Inc.
5.350% due 03/15/2012		79,830	82,624
5.875% due 01/15/2013		21,364	22,833
5.900% due 12/01/2016		15,000	16,200
8.000% due 07/15/2012		12,125	13,034
8.375% due 07/15/2015		51,610	60,255

Manpower, Inc.
4.750% due 06/14/2013	EUR	45,500	66,199

Marathon Oil Corp.
6.000% due 10/01/2017		$40,500	45,577

Marks & Spencer PLC
6.250% due 12/01/2017		2,200	2,333

Marriott International, Inc.
4.625% due 06/15/2012		15,000	15,591
6.375% due 06/15/2017		14,400	16,149

Masco Corp.
4.800% due 06/15/2015		9,000	8,938
5.850% due 03/15/2017		12,020	11,788
5.875% due 07/15/2012		59,000	61,768
6.125% due 10/03/2016		15,200	15,587
7.125% due 08/15/2013		10,000	10,729

Mattel, Inc.
6.125% due 06/15/2011		10,000	10,092

Maytag Corp.
5.000% due 05/15/2015		10,000	10,240

McDonald’s Corp.
5.000% due 02/01/2019		200	218
5.300% due 03/15/2017		125	139

McKesson Corp.
5.700% due 03/01/2017		11,600	12,849
7.500% due 02/15/2019		8,000	9,678

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MDC Holdings, Inc.
5.375% due 12/15/2014		$12,000	$12,635
7.000% due 12/01/2012		10,000	10,704

MeadWestvaco Corp.
7.375% due 09/01/2019		20,000	21,534

Meccanica Holdings USA
6.250% due 01/15/2040		10,600	9,805

MGM Resorts International
9.000% due 03/15/2020		6,000	6,608
10.375% due 05/15/2014		5,650	6,498

Midcontinent Express Pipeline LLC
5.450% due 09/15/2014		4,100	4,446
6.700% due 09/15/2019		55	61

Motorola Solutions, Inc.
5.375% due 11/15/2012		9,100	9,574
6.000% due 11/15/2017		400	438
8.000% due 11/01/2011		9,175	9,531

Motors Liquidation Co.
8.375% due 07/05/2033 (a)	EUR	20,000	8,007

Nabors Industries, Inc.
6.150% due 02/15/2018		$49,800	54,512

Nakilat, Inc.
6.067% due 12/31/2033		3,700	3,709

New York Times Co.
5.000% due 03/15/2015		26,930	26,991

Newell Rubbermaid, Inc.
6.250% due 04/15/2018		19,000	20,963

Newfield Exploration Co.
6.625% due 04/15/2016		600	623

Newmont Mining Corp.
6.250% due 10/01/2039		5,000	5,319

News America, Inc.
5.300% due 12/15/2014		500	552
6.650% due 11/15/2037		60	63
6.900% due 03/01/2019		70	82
8.450% due 08/01/2034		20	24

Noble Group Ltd.
4.875% due 08/05/2015		49,000	50,814
6.750% due 01/29/2020		96,100	103,115
8.500% due 05/30/2013		9,000	10,102

Nokia OYJ
5.375% due 05/15/2019		115	117
6.625% due 05/15/2039		115	117

Nordstrom, Inc.
6.250% due 01/15/2018		42,825	49,002
6.750% due 06/01/2014		2,400	2,742

Norfolk Southern Corp.
5.750% due 04/01/2018		800	897

Northwest Airlines Pass-Through Trust
1.062% due 11/20/2015		2,147	2,028
7.041% due 10/01/2023		11,042	11,483
7.150% due 04/01/2021		1,584	1,592

Northwest Pipeline GP
7.000% due 06/15/2016		113	133

Novartis Capital Corp.
4.125% due 02/10/2014		2,969	3,174
4.400% due 04/24/2020		45,000	46,580

Novartis Securities Investment Ltd.
5.125% due 02/10/2019		71	77

Novatek Finance Ltd.
5.326% due 02/03/2016		76,000	78,441

Nucor Corp.
5.850% due 06/01/2018		13,000	14,818
6.400% due 12/01/2037		600	687

NXP BV
3.748% due 10/15/2013	EUR	9,500	13,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe VIII/IX Ltd.
6.350% due 06/30/2021		$75,900	$80,359

Office Depot, Inc.
6.250% due 08/15/2013		73,035	75,591

ONEOK Partners LP
6.150% due 10/01/2016		10,000	11,278
6.850% due 10/15/2037		31,800	34,919

OPTI Canada, Inc.
8.250% due 12/15/2014		700	377

Oracle Corp.
4.950% due 04/15/2013		15,030	16,190
5.750% due 04/15/2018		19,335	21,645

Owens-Brockway Glass Container, Inc.
7.375% due 05/15/2016		825	909

Packaging Corp. of America
5.750% due 08/01/2013		10,000	10,714

Pactiv Corp.
8.125% due 06/15/2017		9,800	10,106

Pearson Dollar Finance PLC
5.500% due 05/06/2013		27,800	29,768
5.700% due 06/01/2014		5,000	5,464
6.250% due 05/06/2018		28,000	31,403

Pemex Project Funding Master Trust
5.500% due 02/24/2025	EUR	10,600	14,539
5.750% due 03/01/2018		$16,900	17,948
6.250% due 08/05/2013	EUR	1,200	1,830
6.375% due 08/05/2016		1,300	2,006
7.500% due 12/18/2013	GBP	2,260	3,988

PepsiCo, Inc.
7.000% due 03/01/2029		$100	124
7.900% due 11/01/2018		150	190

Petrobras International Finance Co.
3.875% due 01/27/2016		190,000	191,979
5.750% due 01/20/2020		132,400	137,100
6.750% due 01/27/2041		50,000	51,720
6.875% due 01/20/2040		50,000	52,590
7.875% due 03/15/2019		68,930	81,196
8.375% due 12/10/2018		5,025	6,077

Petroleos Mexicanos
4.875% due 03/15/2015		700	749
5.500% due 01/09/2017	EUR	3,200	4,737
5.500% due 01/21/2021		$21,200	21,624
8.000% due 05/03/2019		22,800	27,497

Petronas Capital Ltd.
7.875% due 05/22/2022		160	204

Pfizer, Inc.
4.450% due 03/15/2012		250	259
4.650% due 03/01/2018		150	158

Pharmacia Corp.
6.750% due 12/15/2027		5,000	5,854

PHH Corp.
9.250% due 03/01/2016		2,500	2,731

Philip Morris International, Inc.
4.875% due 05/16/2013		62,800	67,335
5.650% due 05/16/2018		26,700	29,716

Pioneer Natural Resources Co.
5.875% due 07/15/2016		27,835	29,405

Pitney Bowes, Inc.
4.750% due 01/15/2016		15,000	15,567

Plains All American Pipeline LP
5.625% due 12/15/2013		10,000	10,899
6.125% due 01/15/2017		25	28

Potash Corp. of Saskatchewan, Inc.
5.250% due 05/15/2014		500	545

PPG Industries, Inc.
6.650% due 03/15/2018		23,500	27,348

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Praxair, Inc.
6.375% due 04/01/2012	$200	$211

President and Fellows of Harvard College
6.000% due 01/15/2019	34,800	40,076

Pride International, Inc.
6.875% due 08/15/2020	18,500	21,067
7.875% due 08/15/2040	6,100	7,358

Princeton University
4.950% due 03/01/2019	6,800	7,385

Pulte Group, Inc.
5.250% due 01/15/2014	35,000	35,700
6.250% due 02/15/2013	10,000	10,450
7.625% due 10/15/2017	2,500	2,600

Quest Diagnostics, Inc.
5.450% due 11/01/2015	1,900	2,073

Reed Elsevier Capital, Inc.
4.625% due 06/15/2012	5,000	5,183

Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,000	942

Rexam PLC
6.750% due 06/01/2013	16,500	17,898

Reynolds American, Inc.
1.010% due 06/15/2011	71,700	71,757
6.750% due 06/15/2017	11,200	12,810
7.250% due 06/01/2012	46,540	49,660
7.250% due 06/01/2013	94,600	105,806
7.250% due 06/15/2037	1,100	1,168
7.625% due 06/01/2016	12,850	15,264
7.750% due 06/01/2018	8,100	9,477

Reynolds Group Issuer, Inc.
7.125% due 04/15/2019	12,000	12,360

Rio Tinto Alcan, Inc.
5.000% due 06/01/2015	7,836	8,474

Rio Tinto Finance USA Ltd.
6.500% due 07/15/2018	150	173
7.125% due 07/15/2028	60	73
8.950% due 05/01/2014	65	78
9.000% due 05/01/2019	110	145

Roche Holdings, Inc.
6.000% due 03/01/2019	99,778	113,126
7.000% due 03/01/2039	143,373	175,164

Rockies Express Pipeline LLC
6.875% due 04/15/2040	8,257	8,134

Rockwood Specialties Group, Inc.
7.500% due 11/15/2014	800	823

Rogers Communications, Inc.
6.375% due 03/01/2014	310	348
6.800% due 08/15/2018	100	117
7.500% due 03/15/2015	75	89

Rohm and Haas Co.
6.000% due 09/15/2017	140,190	154,775
7.850% due 07/15/2029	4,700	5,601

RPM International, Inc.
6.500% due 02/15/2018	26,800	28,534

RR Donnelley & Sons Co.
4.950% due 04/01/2014	800	829
5.625% due 01/15/2012	40,078	40,850
6.125% due 01/15/2017	14,200	14,761
8.600% due 08/15/2016	25,000	28,560
11.250% due 02/01/2019	25,600	32,218

Ryder System, Inc.
6.000% due 03/01/2013	18,690	20,131

Ryland Group, Inc.
5.375% due 01/15/2015	9,000	9,135
6.625% due 05/01/2020	10,000	9,800
8.400% due 05/15/2017	28,000	31,220

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

RZD Capital Ltd.
5.739% due 04/03/2017	$19,810	$	20,720

SABMiller PLC
5.500% due 08/15/2013	38,300		41,620
6.500% due 07/01/2016	1,900		2,172

SandRidge Energy, Inc.
8.625% due 04/01/2015 (e)	13,025		13,587

Sanmina-SCI Corp.
8.125% due 03/01/2016	300		312

SBA Tower Trust
5.101% due 04/15/2017	2,200		2,255

SCA Finans AB
4.500% due 07/15/2015	5,250		5,434

Seagate Technology HDD Holdings
6.375% due 10/01/2011	39,045		40,021

Sealed Air Corp.
5.625% due 07/15/2013	9,250		9,694

Shell International Finance BV
4.300% due 09/22/2019	500		515

Sheraton Holding Corp.
7.375% due 11/15/2015	5,000		5,625

Siemens Financieringsmaatschappij NV
5.500% due 02/16/2012	1,200		1,247
5.750% due 10/17/2016	21,100		23,769
6.125% due 08/17/2026	10,800		12,185

Snap-On, Inc.
6.125% due 09/01/2021	67,000		73,025

Sonat, Inc.
7.625% due 07/15/2011	25,510		26,018

Southern Natural Gas Co.
5.900% due 04/01/2017	5,000		5,580
8.000% due 03/01/2032	500		612

Southwest Airlines Co.
5.125% due 03/01/2017	4,500		4,669

Southwestern Energy Co.
7.500% due 02/01/2018	500		569

Spectra Energy Capital LLC
5.500% due 03/01/2014	23,850		25,897
6.200% due 04/15/2018	8,400		9,344

Staples, Inc.
9.750% due 01/15/2014	18,000		21,607

Starwood Hotels & Resorts Worldwide, Inc.
6.250% due 02/15/2013	35,271		37,872
7.875% due 05/01/2012	35,500		37,763
7.875% due 10/15/2014	43,700		50,168

STATS ChipPAC Ltd.
7.500% due 08/12/2015	10,000		10,950

Steel Dynamics, Inc.
7.375% due 11/01/2012	800		856

Suncor Energy, Inc.
6.100% due 06/01/2018	3,900		4,406
6.850% due 06/01/2039	1,600		1,810

SunGard Data Systems, Inc.
10.250% due 08/15/2015	9,000		9,472

SUPERVALU, Inc.
8.000% due 05/01/2016 (l)	1,950		1,960

Systems Asset Trust LLC
7.156% due 12/15/2011	3,231		3,308

Target Corp.
5.125% due 01/15/2013	2,000		2,141
5.375% due 05/01/2017	40		45
5.875% due 03/01/2012	245		257
6.000% due 01/15/2018	200		229
7.000% due 01/15/2038	127,500		151,038

Tate & Lyle International Finance PLC
5.000% due 11/15/2014	12,000		12,494

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

TCI Communications, Inc.
8.750% due 08/01/2015	$5	$	6

Teck Resources Ltd.
9.750% due 05/15/2014	5,571		6,767

Telefonica Emisiones SAU
5.855% due 02/04/2013	114		122
5.877% due 07/15/2019	20		21
6.221% due 07/03/2017	200		218
6.421% due 06/20/2016	196		218
7.045% due 06/20/2036	75		82

Temple-Inland, Inc.
6.625% due 01/15/2016	5,000		5,436
6.875% due 01/15/2018	15,430		16,703
7.875% due 05/01/2012	5,500		5,868

Tennessee Gas Pipeline Co.
7.000% due 10/15/2028	10,275		11,462

Tesco PLC
5.500% due 11/15/2017	500		554

Time Warner Cable, Inc.
5.400% due 07/02/2012	9,469		9,955
5.850% due 05/01/2017	60		66
6.200% due 07/01/2013	4,858		5,340
6.550% due 05/01/2037	215		219
6.750% due 07/01/2018	155		176
8.250% due 02/14/2014	80		93
8.250% due 04/01/2019	675		823
8.750% due 02/14/2019	175		218

Time Warner, Inc.
5.875% due 11/15/2016	2,035		2,270
6.100% due 07/15/2040	1,800		1,766
6.500% due 11/15/2036	20,000		20,609
6.875% due 05/01/2012	390		414
7.625% due 04/15/2031	970		1,121
7.700% due 05/01/2032	115		134

Toll Brothers Finance Corp.
5.150% due 05/15/2015	10,000		10,202
5.950% due 09/15/2013 (l)	10,000		10,391
6.750% due 11/01/2019	10,000		10,331
8.910% due 10/15/2017	77,650		90,077

Total Capital S.A.
4.450% due 06/24/2020	72,100		73,656

TransCanada Pipelines Ltd.
6.500% due 08/15/2018	400		466
7.125% due 01/15/2019	35,124		42,513
7.250% due 08/15/2038	110		132
7.625% due 01/15/2039	39,682		49,297

Transocean, Inc.
4.950% due 11/15/2015	224,000		236,686
6.000% due 03/15/2018	3,000		3,241
6.625% due 04/15/2011	5,330		5,337

Tyco Electronics Group S.A.
6.000% due 10/01/2012	6,700		7,141
6.550% due 10/01/2017	9,800		11,213

Tyson Foods, Inc.
6.850% due 04/01/2016	18,908		21,224
10.500% due 03/01/2014	43,500		52,418

UAL Equipment Trust AB
10.850% due 02/19/2015 (a)	1,993		1,011

UAL Pass-Through Trust
8.030% due 01/01/2013 (a)	1,873		1,902
9.200% due 03/29/2049 (a)	1,706		938
10.020% due 03/22/2014 (a)	6,535		2,826
10.125% due 03/22/2015 (a)	8,989		3,753
10.400% due 05/01/2018	51,606		59,089

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Union Pacific Corp.
5.450% due 01/31/2013	$13,475	$	14,485
5.700% due 08/15/2018	8,500		9,516
6.125% due 02/15/2020	40,000		45,927

Union Pacific Railroad Co. Pass-Through Trust
4.698% due 01/02/2024	127		131

United Technologies Corp.
5.375% due 12/15/2017	20		22
6.100% due 05/15/2012	150		159

UnitedHealth Group, Inc.
4.875% due 02/15/2013	44,500		47,251
4.875% due 04/01/2013	175		186
6.000% due 02/15/2018	60,600		67,387
6.875% due 02/15/2038	7,500		8,440

Universal Corp.
5.000% due 09/01/2011	10,000		10,115
6.250% due 12/01/2014	33,000		35,548

Universal Health Services, Inc.
7.125% due 06/30/2016	17,575		19,100

Urbi Desarrollos Urbanos, S.A.B de C.V.
8.500% due 04/19/2016	1,500		1,556
9.500% due 01/21/2020	8,900		10,012

UST LLC
5.750% due 03/01/2018	52,665		55,921

Vale Overseas Ltd.
4.625% due 09/15/2020	23,750		23,256
6.250% due 01/23/2017	39,835		44,378
6.875% due 11/21/2036	39,878		42,533
6.875% due 11/10/2039	81,800		87,811
8.250% due 01/17/2034	2,565		3,134

Valero Energy Corp.
6.625% due 06/15/2037	25		25
9.375% due 03/15/2019	15,000		19,180

Viacom, Inc.
6.875% due 04/30/2036	145		159

Videotron Ltee
6.875% due 01/15/2014	500		509
9.125% due 04/15/2018	1,850		2,086

Vivendi S.A.
5.750% due 04/04/2013	145,000		155,691
6.625% due 04/04/2018	181,500		203,335

Walgreen Co.
5.250% due 01/15/2019	20		22

Wal-Mart Stores, Inc.
4.250% due 04/15/2013	3,300		3,510
4.550% due 05/01/2013	100		107
5.375% due 04/05/2017	2,716		3,049
5.800% due 02/15/2018	48,900		55,676

Walt Disney Co.
6.000% due 07/17/2017	70		80
6.375% due 03/01/2012	40		42

Waste Management, Inc.
5.000% due 03/15/2014	7,650		8,252
6.100% due 03/15/2018	1,800		2,007
7.125% due 12/15/2017	1,800		2,089
7.375% due 03/11/2019	12,000		14,452

WellPoint Health Networks, Inc.
6.375% due 01/15/2012	10,360		10,827

Wesfarmers Ltd.
6.998% due 04/10/2013	48,200		53,116

Westvaco Corp.
7.950% due 02/15/2031	22,000		23,075

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whirlpool Corp.
5.500% due 03/01/2013	$10,300	$10,946
6.125% due 06/15/2011	12,000	12,124
6.500% due 06/15/2016	5,000	5,494
7.750% due 07/15/2016	11,000	12,868
8.000% due 05/01/2012	600	639

Williams Cos., Inc.
7.875% due 09/01/2021	140	174

Windstream Corp.
8.125% due 08/01/2013	5,000	5,512
8.625% due 08/01/2016	3,300	3,514

WM Wrigley Jr. Co.
2.450% due 06/28/2012	5,000	5,017
3.050% due 06/28/2013	6,250	6,351

WMG Acquisition Corp.
9.500% due 06/15/2016	1,020	1,084

WPP Finance UK
5.875% due 06/15/2014	2,400	2,638

Wyeth
5.500% due 03/15/2013	10,000	10,837
5.500% due 02/01/2014	225	248
5.500% due 02/15/2016	850	951
7.250% due 03/01/2023	250	311

Wynn Las Vegas LLC
7.750% due 08/15/2020	4,000	4,260

Xerox Corp.
5.500% due 05/15/2012	250	261
6.750% due 02/01/2017	250	287
6.875% due 08/15/2011	100	102

Xstrata Canada Corp.
6.000% due 10/15/2015	110	121

Xstrata Finance Canada Ltd.
5.500% due 11/16/2011	11,250	11,575
5.800% due 11/15/2016	1,265	1,401

Yum! Brands, Inc.
6.250% due 03/15/2018	2,000	2,244

		12,475,413

UTILITIES 1.8%

AES Corp.
7.750% due 03/01/2014	2,515	2,729
8.000% due 10/15/2017	4,500	4,860
9.750% due 04/15/2016	825	951

AES Red Oak LLC
8.540% due 11/30/2019	6,987	7,127

AK Transneft OJSC Via TransCapitalInvest Ltd.
5.670% due 03/05/2014	22,200	23,761
6.103% due 06/27/2012	28,025	29,493
7.700% due 08/07/2013	31,300	35,055
8.700% due 08/07/2018	91,600	113,698

Alabama Power Co.
5.500% due 10/15/2017	250	279

Alltel Corp.
7.000% due 07/01/2012	10,759	11,521

Ameren Energy Generating Co.
7.950% due 06/01/2032	2,000	1,950

Appalachian Power Co.
4.950% due 02/01/2015	25	27
5.650% due 08/15/2012	2,840	2,993

AT&T Corp.
7.300% due 11/15/2011	2,715	2,828
8.000% due 11/15/2031	350	439

AT&T Mobility LLC
6.500% due 12/15/2011	330	344

AT&T, Inc.
4.850% due 02/15/2014	5,000	5,406
4.950% due 01/15/2013	176,990	188,474

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.100% due 09/15/2014		$1,510	$1,651
5.350% due 09/01/2040		739	664
5.500% due 02/01/2018		195,000	212,971
5.625% due 06/15/2016		25	28
5.800% due 02/15/2019		335	372
6.300% due 01/15/2038		123,240	124,519
6.400% due 05/15/2038		180	184
6.450% due 06/15/2034		100	103
6.500% due 09/01/2037		309,500	321,507
6.550% due 02/15/2039		50	52
6.700% due 11/15/2013		100	113

Baltimore Gas & Electric Co.
6.125% due 07/01/2013		30	33

BellSouth Corp.
4.295% due 04/26/2021		25,800	25,858
5.200% due 09/15/2014		27,800	30,389
6.550% due 06/15/2034		20,000	20,982

BP Capital Markets PLC
1.550% due 08/11/2011		50,000	50,183
2.375% due 12/14/2011		2,730	2,759
2.750% due 06/14/2011	CHF	10,800	11,812
3.125% due 03/10/2012		$20,400	20,853
3.625% due 05/08/2014		80	83
5.250% due 11/07/2013		820	887

British Telecommunications PLC
5.150% due 01/15/2013		450	479

Calpine Construction Finance Co. LP
8.000% due 06/01/2016		18,000	19,710

Carolina Power & Light Co.
6.500% due 07/15/2012		275	294

CenterPoint Energy, Inc.
5.950% due 02/01/2017		7,800	8,487

Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		35,700	40,162
7.750% due 11/30/2015		1,300	1,518

CenturyLink, Inc.
6.000% due 04/01/2017		12,800	13,670
6.150% due 09/15/2019		4,000	4,202
7.600% due 09/15/2039		8,900	9,556

Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		9,000	9,569

CMS Energy Corp.
8.500% due 04/15/2011		75	75

Consolidated Edison Co. of New York, Inc.
5.375% due 12/15/2015		100	111
5.850% due 04/01/2018		105,540	119,436
6.750% due 04/01/2038		35,000	41,398
7.125% due 12/01/2018		335	405

Consolidated Natural Gas Co.
6.250% due 11/01/2011		15,880	16,380

Constellation Energy Group, Inc.
4.550% due 06/15/2015		3,000	3,118

Dominion Resources, Inc.
5.000% due 03/15/2013		250	267
5.200% due 01/15/2016		15,300	16,550
5.250% due 08/01/2033		70	76
5.700% due 09/17/2012		100	106
6.400% due 06/15/2018		22,010	25,142
7.000% due 06/15/2038		25	29
8.875% due 01/15/2019		105	134

Duke Energy Carolinas LLC
5.100% due 04/15/2018		14,050	15,353
5.300% due 02/15/2040		10	10
5.625% due 11/30/2012		5,100	5,462
5.750% due 11/15/2013		290	323

Duke Energy Corp.
6.300% due 02/01/2014		267	298

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Ohio, Inc.
5.700% due 09/15/2012	$135	$144

E.ON International Finance BV
6.650% due 04/30/2038	1,100	1,269

EDF S.A.
4.600% due 01/27/2020	95,900	97,810
5.500% due 01/26/2014	168,600	184,690
5.600% due 01/27/2040	70,000	70,004
6.500% due 01/26/2019	170,190	195,214
6.950% due 01/26/2039	164,850	192,148

El Paso Performance-Linked Trust
7.750% due 07/15/2011	107,185	109,250

Embarq Corp.
6.738% due 06/01/2013	300	325
7.082% due 06/01/2016	96,169	109,343
7.995% due 06/01/2036	300	339

Enel Finance International NV
5.125% due 10/07/2019	235	237
5.700% due 01/15/2013	300	318
6.250% due 09/15/2017	2,400	2,628
6.800% due 09/15/2037	1,700	1,711

FirstEnergy Corp.
6.450% due 11/15/2011	607	625
7.375% due 11/15/2031	95	103

FirstEnergy Solutions Corp.
6.800% due 08/15/2039	115	114

Florida Power & Light Co.
5.850% due 02/01/2033	2,000	2,115

Florida Power Corp.
5.100% due 12/01/2015	500	552
5.650% due 06/15/2018	70	78

France Telecom S.A.
2.125% due 09/16/2015	10,000	9,787
4.375% due 07/08/2014	26,300	28,245
8.500% due 03/01/2031	490	661

Frontier Communications Corp.
6.250% due 01/15/2013	10,000	10,600
8.250% due 05/01/2014	1,000	1,115

Gazprom OAO Via White Nights Finance BV
10.500% due 03/08/2014	87,500	105,459
10.500% due 03/25/2014	100,200	120,791

GTE Corp.
6.940% due 04/15/2028	50	56

Gulf Power Co.
5.300% due 12/01/2016	40	44

Iberdrola Finance Ireland Ltd.
5.000% due 09/11/2019	150	146

Indiana Michigan Power Co.
5.650% due 12/01/2015	425	463

Integrys Energy Group, Inc.
6.110% due 12/01/2066	375	367

Ipalco Enterprises, Inc.
8.625% due 11/14/2011	200	208

Jersey Central Power & Light Co.
7.350% due 02/01/2019	52	62

Kinder Morgan Finance Co. ULC
5.700% due 01/05/2016	15,300	16,122

Kinder Morgan, Inc.
5.150% due 03/01/2015	1,900	2,000
6.500% due 09/01/2012	4,250	4,526

Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015	2,500	2,438
6.250% due 06/17/2014	5,700	6,238

KT Corp.
4.875% due 07/15/2015	100	104

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Majapahit Holding BV
7.250% due 10/17/2011	$15,000	$15,488
7.250% due 06/28/2017	900	989
7.750% due 01/20/2020	10,400	11,752
8.000% due 08/07/2019	3,600	4,104

MidAmerican Energy Co.
4.650% due 10/01/2014	100	108

MidAmerican Energy Holdings Co.
5.750% due 04/01/2018	65	72
6.125% due 04/01/2036	44,390	47,200

Midwest Generation LLC
8.560% due 01/02/2016	1,199	1,223

Monongahela Power Co.
7.950% due 12/15/2013	13,000	14,792

National Grid PLC
6.300% due 08/01/2016	4,500	5,110

Nevada Power Co.
6.750% due 07/01/2037	500	571
7.125% due 03/15/2019	165	194

New Cingular Wireless Services, Inc.
8.125% due 05/01/2012	10,505	11,305

NextEra Energy Capital Holdings, Inc.
5.350% due 06/15/2013	1,965	2,105
7.875% due 12/15/2015	8,000	9,489

NGPL PipeCo LLC
6.514% due 12/15/2012	201,330	215,631
7.119% due 12/15/2017	58,640	65,506
7.768% due 12/15/2037	5,250	5,654

Northwestern Bell Telephone
7.750% due 05/01/2030	19,625	20,018

NRG Energy, Inc.
7.375% due 02/01/2016	7,400	7,678
7.375% due 01/15/2017	11,700	12,226
8.250% due 09/01/2020	17,000	17,765
8.500% due 06/15/2019	20	21

NV Energy, Inc.
6.750% due 08/15/2017	10	10

Ohio Edison Co.
5.450% due 05/01/2015	350	377

Oncor Electric Delivery Co. LLC
6.800% due 09/01/2018	109	124

Pacific Gas & Electric Co.
5.625% due 11/30/2017	500	555
5.800% due 03/01/2037	525	532
8.250% due 10/15/2018	470	601

PacifiCorp
5.500% due 01/15/2019	75	83

Peco Energy Co.
5.950% due 10/01/2036	50	53

Penn Virginia Corp.
10.375% due 06/15/2016	400	454

Petronas Global Sukuk Ltd.
4.250% due 08/12/2014	205	216

PPL Capital Funding, Inc.
6.700% due 03/30/2067	2,008	1,983

PPL Energy Supply LLC
5.700% due 10/15/2035	5,000	5,363
6.300% due 07/15/2013	10,000	10,902
6.400% due 11/01/2011	11,000	11,359

Progress Energy, Inc.
7.050% due 03/15/2019	17,550	20,710
7.750% due 03/01/2031	520	646

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PSEG Power LLC
5.000% due 04/01/2014	$10,425	$11,103
5.320% due 09/15/2016	2,305	2,483
5.500% due 12/01/2015	8,000	8,705
6.950% due 06/01/2012	172	183
7.750% due 04/15/2011	2,979	2,984

Public Service Electric & Gas Co.
5.700% due 12/01/2036	50	51

Puget Sound Energy, Inc.
5.757% due 10/01/2039	50	51

Qtel International Finance Ltd.
3.375% due 10/14/2016	11,100	10,738
4.750% due 02/16/2021	46,100	43,154
5.000% due 10/19/2025	29,600	26,252

Qwest Corp.
3.560% due 06/15/2013	50,820	53,234
6.500% due 06/01/2017	300	333
7.500% due 10/01/2014	1,700	1,951
7.625% due 06/15/2015	2,450	2,830
7.875% due 09/01/2011	7,135	7,349
8.375% due 05/01/2016	10,250	12,249
8.875% due 03/15/2012	52,375	56,172

Ras Laffan Liquefied Natural Gas Co. Ltd. II
5.298% due 09/30/2020	64,333	67,067

Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.500% due 09/30/2014	2,500	2,687
5.832% due 09/30/2016	11,515	12,373
5.838% due 09/30/2027	45,300	45,550
6.332% due 09/30/2027	7,000	7,258
6.750% due 09/30/2019	11,400	12,851

Sempra Energy
9.800% due 02/15/2019	15,000	19,925

Southern California Edison Co.
5.500% due 08/15/2018	25	28
5.750% due 03/15/2014	500	555

Southern California Gas Co.
5.750% due 11/15/2035	75	80

Sprint Capital Corp.
8.375% due 03/15/2012	19,250	20,405

Sprint Nextel Corp.
6.000% due 12/01/2016	4,750	4,792

Telecom Italia Capital S.A.
0.913% due 07/18/2011	4,825	4,826
5.250% due 11/15/2013	119	126
5.250% due 10/01/2015	35	36
6.000% due 09/30/2034	122	111
6.999% due 06/04/2018	15,030	16,352

TELUS Corp.
8.000% due 06/01/2011	4,853	4,911

Tenaska Alabama Partners LP
7.000% due 06/30/2021	78	83

TNK-BP Finance S.A.
6.125% due 03/20/2012	39,300	41,147
6.625% due 03/20/2017	17,000	18,258
7.250% due 02/02/2020	4,100	4,530
7.500% due 03/13/2013	73,100	80,266
7.500% due 07/18/2016	26,800	30,150
7.875% due 03/13/2018	11,600	13,340

Verizon Communications, Inc.
5.250% due 04/15/2013	18,310	19,727
5.500% due 04/01/2017	1,735	1,913
5.550% due 02/15/2016	1,900	2,110
5.850% due 09/15/2035	615	613
6.100% due 04/15/2018	65,115	73,017
6.900% due 04/15/2038	14,955	16,638
8.750% due 11/01/2018	1,264	1,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Global Funding Corp.
6.875% due 06/15/2012	$150	$160
7.375% due 09/01/2012	445	484
7.750% due 12/01/2030	9,570	11,551

Verizon New England, Inc.
6.500% due 09/15/2011	300	308

Verizon New Jersey, Inc.
5.875% due 01/17/2012	865	899

Verizon New York, Inc.
7.375% due 04/01/2032	200	225

Verizon Virginia, Inc.
4.625% due 03/15/2013	500	527

Verizon Wireless Capital LLC
2.914% due 05/20/2011	64,400	64,613
3.750% due 05/20/2011	6,400	6,427
5.250% due 02/01/2012	33,400	34,627
5.550% due 02/01/2014	1,262	1,385
8.500% due 11/15/2018	340	437

Virgin Media Finance PLC
9.500% due 08/15/2016	1,525	1,742

Virginia Electric and Power Co.
5.400% due 04/30/2018	7,230	7,943

Vodafone Group PLC
0.590% due 02/27/2012	40,000	40,059
0.650% due 06/15/2011	75	75
5.450% due 06/10/2019	425	465
5.625% due 02/27/2017	353	390
5.750% due 03/15/2016	545	608
6.150% due 02/27/2037	105	112

Wisconsin Energy Corp.
6.250% due 05/15/2067	15,000	15,075

		4,362,953

Total Corporate Bonds & Notes (Cost $70,859,904)		76,327,252

CONVERTIBLE BONDS & NOTES 0.1%
BANKING & FINANCE 0.0%

Affiliated Managers Group, Inc.
3.950% due 08/15/2038	4,000	4,715

ProLogis
2.250% due 04/01/2037	10,500	10,526

U.S. Bancorp
0.000% due 09/20/2036	85	84

		15,325

INDUSTRIALS 0.1%

Chesapeake Energy Corp.
2.250% due 12/15/2038	61,015	56,363

Host Hotels & Resorts LP
2.625% due 04/15/2027	44,500	44,778

LifePoint Hospitals, Inc.
3.500% due 05/15/2014	1,000	1,070

Medtronic, Inc.
1.500% due 04/15/2011	20,400	20,451

Transocean, Inc.
1.500% due 12/15/2037	128,200	126,626

		249,288

Total Convertible Bonds & Notes (Cost $243,869)		264,613

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
MUNICIPAL BONDS & NOTES 3.6%
ALABAMA 0.0%

Huntsville-Redstone Village, Alabama Special Care Facilities Financing Authority Revenue Bonds, Series 2007
5.500% due 01/01/2043	$1,600	$1,157

ARIZONA 0.0%

Arizona State Health Facilities Authority Revenue Bonds, Series 2007
5.200% due 10/01/2037	6,500	4,569

Arizona State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
14.077% due 01/01/2032	4,815	5,005
19.276% due 01/01/2031	3,700	4,469

Arizona State Salt River Project Agricultural Improvement & Power District Revenue Bonds, Series 2005
8.580% due 01/01/2032	500	487

Pima County, Arizona Industrial Development Authority Revenue Bonds, Series 2007
5.000% due 06/01/2037	1,260	924
5.500% due 07/01/2037	5,000	3,925

University of Arizona Revenue Bonds, (BABs), Series 2010
6.423% due 08/01/2035	10,000	10,099

		29,478

ARKANSAS 0.0%

Arkansas State Development Finance Authority Revenue Bonds, (AMBAC Insured), Series 2006
0.000% due 07/01/2046	7,000	905

CALIFORNIA 1.3%

Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	68,600	68,731

Alameda County, California Oakland Unified School District General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	5,000	5,436

Alameda County, California Unified School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2024	3,500	1,536
0.000% due 08/01/2025	3,000	1,216

Alameda, California Corridor Transportation Authority Revenue Bonds, (AMBAC Insured), Series 2004
0.000% due 10/01/2016	9,610	7,051

Alameda, California Corridor Transportation Authority Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029	120	110

Bell, California Public Financing Authority Revenue Bonds, (AMBAC Insured), Series 2005
5.480% due 08/01/2019	525	327

Burbank, California Revenue Bonds, (BABs), Series 2010
6.323% due 06/01/2040	25,000	24,547

California State ABC Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2000
0.000% due 08/01/2023	2,000	952

California State Bay Area Governments Association Revenue Bonds, (AGM Insured), Series 1994
6.000% due 12/15/2014	5	5

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	$100,235	$100,840

California State Bay Area Toll Authority Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	84,500	84,807
6.918% due 04/01/2040	30,585	31,312
7.043% due 04/01/2050	120,000	122,582

California State Calleguas-Las Virgenes Public Financing Authority Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	6,710	6,551

California State Ceres Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,300	722
0.000% due 08/01/2028	2,825	814
0.000% due 08/01/2029	2,940	774

California State Chino Valley Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2006
0.000% due 08/01/2023	300	142

California State East Side Union High School District General Obligation Bonds, (SGI Insured), Series 2005
0.000% due 08/01/2021	1,985	1,047
0.000% due 08/01/2022	1,490	731

California State Educational Facilities Authority Revenue Bonds, (NPFGC Insured), Series 2001
0.000% due 10/01/2034	5,930	1,063

California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	80,200	86,387
7.550% due 04/01/2039	104,037	113,191

California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	195,965	214,478
7.625% due 03/01/2040	100	110
7.700% due 11/01/2030	9,500	9,850
7.950% due 03/01/2036	11,500	12,300

California State General Obligation Bonds, Series 1996
5.250% due 06/01/2015	20	20
5.300% due 09/01/2011	5	5

California State General Obligation Bonds, Series 2007
5.000% due 11/01/2032	400	372

California State General Obligation Bonds, Series 2009
5.650% due 04/01/2039	74,850	78,696

California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	50	53
5.950% due 04/01/2016	3,200	3,435

California State Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	68,100	67,885

California State Infrastructure & Economic Development Bank Revenue Notes, Series 2008
4.000% due 10/01/2014	85	92
4.000% due 10/01/2017	100	106

California State Las Virgenes Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2026	6,140	2,316

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)

California State Lee Lake Water District Community Facilities District No. 2 Special Tax Bonds, Series 2002
6.125% due 09/01/2032	$825	$759

California State Municipal Finance Authority Revenue Bonds, Series 2008
7.000% due 10/01/2039	500	449

California State Northern Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	71,000	72,039

California State Palomar Community College District General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	42,000	42,833

California State Public Works Board Revenue Bonds, (AMBAC Insured), Series 1996
5.625% due 03/01/2016	110	110

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.004% due 03/01/2035	63,220	63,396

California State Riverside Community College District General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	12,700	12,510
7.021% due 08/01/2040	22,900	22,509

California State Southern Mono Health Care District General Obligation Bonds, (NPFGC Insured), Series 2002
0.000% due 08/01/2026	1,800	622

California State Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	3,000	2,774
6.000% due 06/01/2035	10,000	7,991
6.125% due 06/01/2038	2,000	1,570
6.125% due 06/01/2043	2,000	1,498

California State Tobacco Securitization Agency Revenue Bonds, Series 2006
0.000% due 06/01/2033	10,540	1,049
5.450% due 06/01/2028	15,000	12,182

California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	15,500	15,669

California State William S. Hart Joint School Financing Authority Revenue Bonds, Series 2004
5.625% due 09/01/2034	1,500	1,321

California Statewide Communities Development Authority Revenue Bonds, Series 2000
6.750% due 10/01/2030	3,000	2,842

California Statewide Communities Development Authority Revenue Bonds, Series 2003
7.250% due 10/01/2033	2,500	2,294

California Statewide Communities Development Authority Revenue Bonds, Series 2007
5.125% due 07/15/2031	2,500	2,005
5.250% due 07/01/2042	1,250	896
5.500% due 11/01/2038	2,750	2,209

California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	16,000	17,087

California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	15,790

Chula Vista, California Community Facilities District Special Tax Bonds, Series 2005
5.250% due 09/01/2030	1,935	1,539

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clovis, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	$2,000	$969
0.000% due 08/01/2025	3,535	1,465
0.000% due 08/01/2027	2,500	878

Compton, California Community Redevelopment Agency Tax Allocation Bonds, Series 2010
7.740% due 08/01/2024	1,305	1,280

Contra Costa, California Community College District General Obligation Bonds, (BABs), Series 2010
6.504% due 08/01/2034	35,000	35,212

Covina-Valley, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 06/01/2025	3,130	1,201

Dixon, California Public Financing Authority Revenue Bonds, (NPFGC Insured), Series 1998
4.850% due 09/02/2012	70	71

Empire Union, California School District Special Tax Bonds, (AMBAC Insured), Series 2002
0.000% due 10/01/2030	1,560	371
0.000% due 10/01/2032	1,265	261

Escondido, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	1,000	364

Eureka, California Union School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2027	2,440	802

Foothill, California Eastern Transportation Corridor Agency Revenue Bonds, Series 1999
0.000% due 01/15/2033	5,000	728
0.000% due 01/15/2034	5,000	662

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2035	20,200	16,944
5.000% due 06/01/2038	45,000	36,961

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2037 (g)	7,000	3,953
5.000% due 06/01/2033	25,700	17,184
5.125% due 06/01/2047	37,000	22,231
5.750% due 06/01/2047	67,100	44,868

Irvine, California Ranch Water District Revenue Bonds, (BABs), Series 2010
6.622% due 05/01/2040	4,900	5,016

Jurupa, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 05/01/2027	1,900	621

Kings Canyon, California Joint Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2027	2,450	832

Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	55,700	53,762

Los Angeles County, California Public Works Financing Authority, Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	37,000	38,491
7.618% due 08/01/2040	57,500	57,748

Los Angeles, California Community College District General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	32,375	33,630
6.750% due 08/01/2049	120,755	127,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles, California Community College District General Obligation Bonds, Series 2010
6.680% due 08/01/2036	$12,625	$12,293

Los Angeles, California Department of Airports Revenue Bonds, (BABs), Series 2009
6.582% due 05/15/2039	26,675	26,356

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039	58,000	56,339

Los Angeles, California Department of Water & Power Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	39,690	37,662
6.603% due 07/01/2050	73,300	76,785

Los Angeles, California Department of Water & Power Revenue Bonds, Series 2010
5.516% due 07/01/2027	50,000	47,506

Los Angeles, California Department of Water & Power Revenue Notes, (AGM Insured), Series 2005
17.958% due 07/01/2013	12,500	10,265

Los Angeles, California Harbor Department Revenue Bonds, Series 1988
7.600% due 10/01/2018	10	12

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2009
5.750% due 07/01/2034	71,985	67,652
5.755% due 07/01/2029	2,500	2,389

Los Angeles, California Unified School District General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	69,300	72,653

Los Angeles, California Unified School District General Obligation Bonds, Series 2010
5.981% due 05/01/2027	69,400	68,140

Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	35,600	33,359
5.813% due 06/01/2040	25,000	23,232

Manhattan Beach, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2001
0.000% due 09/01/2025	1,000	419

Manteca, California Unified School District Special Tax Bonds, (NPFGC Insured), Series 2001
0.000% due 09/01/2025	2,365	845

Menlo Park, California General Obligation Bonds, Series 1996
5.000% due 08/01/2015	60	60

Montclair, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 2001
5.300% due 10/01/2030	5,820	4,716

Montebello, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2024	1,485	624

Montebello, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,500	624
0.000% due 08/01/2025	2,830	1,082
0.000% due 08/01/2027	2,775	898

Moreno Valley, California Unified School District Community Facilities District Special Tax Bonds, Series 2005
5.200% due 09/01/2036	4,585	3,671

Newark, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	3,245	1,227

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Newport Beach, California Revenue Bonds, Series 2011
6.000% due 12/01/2040	$9,100	$9,228

Northern California State Tobacco Securitization Authority Revenue Bonds, Series 2005
5.400% due 06/01/2027	10,000	8,900

Novato, California General Obligation Bonds, (NPFGC Insured), Series 1993
5.000% due 08/01/2011	100	100

Orange County, California Sanitation District Revenue Bonds, (BABs), Series 2010
5.580% due 02/01/2040	29,530	27,238

Palmdale, California Community Redevelopment Agency Tax Allocation Bonds, (AMBAC Insured), Series 2002
0.000% due 12/01/2030	1,230	366
0.000% due 12/01/2031	1,230	356
0.000% due 12/01/2032	1,225	332

Paramount, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 09/01/2023	1,750	811

Placer County, California Union High School District General Obligation Bonds, (AGM Insured), Series 2004
0.000% due 08/01/2033	10,150	2,102

Riverside, California Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	20,000	20,523
7.200% due 08/01/2039	35,000	35,847

Rocklin, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	2,610	1,249
0.000% due 08/01/2024	5,000	2,217
0.000% due 08/01/2025	4,000	1,626
0.000% due 08/01/2026	4,000	1,499
0.000% due 08/01/2027	4,500	1,559

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (BABs), Series 2010
6.325% due 08/01/2040	10,000	9,794

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 1993
5.125% due 12/01/2013	50	50

Sacramento, California Financing Authority Revenue Bonds, Series 1999
6.250% due 09/01/2023	4,600	4,293

Salinas, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2003
0.000% due 10/01/2023	885	413

San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	35,000	34,150

San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	50,000	49,643

San Diego, California Redevelopment Agency Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,000	6,612
7.750% due 09/01/2040	5,000	4,642

San Diego, California Tobacco Settlement Revenue Funding Corp. Revenue Bonds, Series 2006
7.125% due 06/01/2032	51,880	39,469

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Public Utilities Commission Revenue Bonds, (BABs), Series 2010
6.000% due 11/01/2040	$10,000	$9,790

San Francisco, California City & County Revenue Bonds, (BABs), Series 2010
5.500% due 10/01/2029	9,180	8,357
5.600% due 10/01/2030	9,520	8,649
5.820% due 10/01/2040	19,315	17,323

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 1999
0.000% due 08/01/2023	1,770	843

San Juan, California Unified School District General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2025	10,895	4,335
0.000% due 08/01/2026	12,215	4,472

San Mateo, California Union High School District General Obligation Bonds, (BABs), Series 2010
6.733% due 09/01/2034	15,745	15,823

Sanger, California Unified School District Certificates of Participation Bonds, Series 2010
5.250% due 07/01/2027	7,345	5,992

Santa Ana, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,515	883
0.000% due 08/01/2028	3,520	1,047
0.000% due 08/01/2030	2,500	625
0.000% due 08/01/2031	3,780	865
0.000% due 08/01/2032	3,770	789

Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	1,966

Santa Monica, California Community College District General Obligation Bonds, (NPFGC Insured), Series 2005
0.000% due 08/01/2026	2,000	770
0.000% due 08/01/2027	3,550	1,265

Shasta, California Union High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,000	434

Signal Hill, California Redevelopment Agency Tax Allocation Bonds, (NPFGC/FGIC Insured), Series 2006
5.581% due 10/01/2016	145	146

Sonoma County, California Revenue Bonds, Series 2010
6.000% due 12/01/2029	12,200	11,370

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2009
5.906% due 07/01/2025	9,000	9,439
6.538% due 07/01/2039	40,000	40,574

Southern California State Metropolitan Water District Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	40,000	42,044

Southern California State Public Power Authority Revenue Bonds, (NPFGC Insured), Series 1998
5.250% due 07/01/2011	65	65

Southern California State Tobacco Securitization Authority Revenue Bonds, Series 2006
5.000% due 06/01/2037	36,040	23,580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Stanislaus County, California Modesto Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2023	$2,615	$1,282
0.000% due 08/01/2024	2,705	1,231
0.000% due 05/01/2027	2,000	733

Stanislaus County, California Modesto High School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2026	2,150	766

Tahoe, California Joint Powers Parking Financing Authority Revenue Bonds, Series 2002
7.000% due 12/01/2027	2,590	2,174

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	18,700	17,993
6.583% due 05/15/2049	2,000	1,973

University of California Regents Medical Center Revenue Bonds, (BABs), Series 2010
6.398% due 05/15/2031	37,000	36,570
6.548% due 05/15/2048	55,600	54,650

University of California Revenue Bonds, (BABs), Series 2010
1.988% due 05/15/2050	30,300	30,557
5.946% due 05/15/2045	36,000	32,596
6.296% due 05/15/2050	34,000	31,618

Victor, California Elementary School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 08/01/2024	1,125	505
0.000% due 08/01/2026	2,410	933

Vista, California Unified School District General Obligation Bonds, (AGM Insured), Series 2002
0.000% due 08/01/2026	1,000	392

West Contra Costa, California Unified School District General Obligation Bonds, (BABs), Series 2009
8.460% due 08/01/2034	20,115	21,496

Yorba Linda, California Redevelopment Agency Tax Allocation Bonds, (NPFGC Insured), Series 1993
5.250% due 09/01/2013	35	34

Yuba City, California Unified School District General Obligation Bonds, (NPFGC/FGIC Insured), Series 2002
0.000% due 09/01/2025	2,110	826

		3,117,811

COLORADO 0.0%

Aurora, Colorado Single Tree Metropolitan District General Obligation Bonds, Series 2006
5.500% due 11/15/2031	1,000	752

Colorado State E-470 Public Highway Authority Revenue Bonds, (NPFGC Insured), Series 2006
0.000% due 09/01/2035	20,000	2,768
0.000% due 09/01/2037	15,000	1,730

Colorado State Health Facilities Authority Revenue Bonds, Series 2007
5.900% due 08/01/2037	1,000	794

Colorado State Metro Wastewater Reclamation District Revenue Bonds, (BABs), Series 2009
5.518% due 04/01/2024	5,000	5,145

		11,189

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CONNECTICUT 0.0%

Naugatuck, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	$165	$156

DISTRICT OF COLUMBIA 0.1%

District of Columbia Metropolitan Airports Authority Revenue Bonds, (BABs), Series 2009
7.462% due 10/01/2046	160,000	156,539

FLORIDA 0.0%

Austin Trust Various States General Obligation Bonds, Series 2008
8.720% due 06/01/2032	14,375	14,262

Broward County, Florida Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	15,000	15,135
6.206% due 10/01/2030	15,000	14,843

Florida State Development Finance Corp. Revenue Bonds, Series 2007
6.000% due 02/15/2037	3,250	2,484

Florida State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.754% due 12/01/2026	2,755	4,315

Sarasota County, Florida Health Facility Authority Revenue Bonds, Series 2007
5.625% due 07/01/2027	4,720	3,935

Seminole County, Florida Revenue Bonds, (BABs), Series 2010
6.443% due 10/01/2040	34,600	34,900

		89,874

GEORGIA 0.1%

Georgia State Municipal Electric Authority Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	115,634	108,828

ILLINOIS 0.5%

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1998
0.000% due 12/01/2031	4,500	1,077

Chicago, Illinois Board of Education General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 12/01/2028	26,000	8,040

Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	9,685
7.517% due 01/01/2040	49,400	50,824

Chicago, Illinois General Obligation Bonds, (NPFGC/FGIC Insured), Series 1999
0.000% due 01/01/2037	32,670	5,212
0.000% due 01/01/2038	29,145	4,318
0.000% due 01/01/2039	32,670	4,495

Chicago, Illinois General Obligation Notes, (AGM Insured), Series 2006
7.438% due 01/01/2014	12,465	9,797

Chicago, Illinois Metropolitan Water Reclamation District General Obligation Bonds, (BABs), Series 2009
5.720% due 12/01/2038	15,000	14,821

Chicago, Illinois Special Assessment Bonds, Series 2003
6.625% due 12/01/2022	1,599	1,483
6.750% due 12/01/2032	3,454	3,071

Chicago, Illinois Tax Allocation Notes, Series 2004
6.570% due 02/15/2013	1,350	1,341

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois Transit Authority Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	$61,200	$56,890

Chicago, Illinois Transit Authority Revenue Bonds, Series 2008
6.300% due 12/01/2021	57,820	61,902
6.899% due 12/01/2040	399,640	392,387

Chicago, Illinois Water Revenue Bonds, (BABs), Series 2010
6.742% due 11/01/2040	20,000	20,340

Chicago, Illinois Water Revenue Bonds, Series 2010
6.642% due 11/01/2029	8,085	8,026

Hillside, Illinois Tax Allocation Bonds, Series 2008
6.550% due 01/01/2020	4,170	3,826
7.000% due 01/01/2028	2,740	2,316

Illinois State Finance Authority Revenue Bonds, Series 2006
5.875% due 02/15/2038	1,050	889

Illinois State Finance Authority Revenue Bonds, Series 2007
5.500% due 05/15/2037	1,500	1,132
5.750% due 05/15/2031	2,000	1,719

Illinois State Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 (a)	1,000	450

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	52,500	50,275
6.725% due 04/01/2035	71,900	69,043

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	13,815	11,216

Illinois State General Obligation Notes, (BABs), Series 2010
4.790% due 04/01/2016	16,800	16,653
5.090% due 04/01/2017	25,300	24,954
5.297% due 04/01/2018	27,000	26,410
5.547% due 04/01/2019	9,900	9,692

Illinois State General Obligation Notes, Series 2010
2.766% due 01/01/2012	400	402
3.321% due 01/01/2013	6,200	6,208
4.071% due 01/01/2014	113,300	113,443
4.421% due 01/01/2015	103,300	103,051

Illinois State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
19.335% due 06/01/2026	2,315	3,139

Illinois State Metropolitan Pier & Exposition Authority Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2030	60,000	17,186
0.000% due 12/15/2032	55,000	13,417
0.000% due 12/15/2033	50,000	11,206
0.000% due 06/15/2038	2,460	389

Illinois State Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	35,457

Illinois State Toll Highway Authority Revenue Bonds, (BABs), Series 2009
5.851% due 12/01/2034	20,000	18,418
6.184% due 01/01/2034	10,800	10,388

Southwestern Illinois State Development Authority Revenue Bonds, Series 2007
6.625% due 06/01/2037	600	520

		1,205,508

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.0%

Evansville, Indiana Redevelopment Authority Revenue Bonds, (BABs), Series 2010
6.960% due 02/01/2034	$7,630	$7,702

Indianapolis, Indiana Local Public Improvement Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	38,000	38,382

Vigo County, Indiana Hospital Authority Revenue Bonds, Series 2007
5.700% due 09/01/2037	3,000	2,272
5.750% due 09/01/2042	2,000	1,496

		49,852

IOWA 0.0%

Iowa State Finance Authority Revenue Bonds, Series 2007
5.625% due 12/01/2045	2,900	1,678

Iowa State Revenue Bonds, (BABs), Series 2009
6.750% due 06/01/2034	22,500	23,633

Iowa State Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	16,100	12,746
6.500% due 06/01/2023	46,270	41,931

		79,988

KANSAS 0.0%

Lenexa, Kansas Revenue Bonds, Series 2007
5.500% due 05/15/2039	500	346

LOUISIANA 0.1%

East Baton Rouge, Louisiana Sewerage Commission Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	80,000	79,277

Louisiana State Revenue Bonds, (BABs), Series 2009
2.761% due 05/01/2043	2,500	2,532

Louisiana State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2001
5.875% due 05/15/2039	19,305	17,662

		99,471

MASSACHUSETTS 0.0%

Massachusetts State School Building Authority Revenue Bonds, Series 2010
5.468% due 06/15/2027	35,000	35,289

Massachusetts State Water Resources Authority Revenue Bonds, (AGM Insured), Series 2005
9.240% due 08/01/2032	250	252

Southbridge, Massachusetts Associates LLC Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	30,100	33,968

		69,509

MICHIGAN 0.0%

East Lansing, Michigan Economic Corp. Revenue Bonds, Series 2007
5.250% due 07/01/2037	755	533

Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008
7.000% due 10/01/2036 (p)	108	92

Michigan State Public Educational Facilities Authority Revenue Bonds, Series 2007
5.000% due 09/01/2022	775	613
5.000% due 09/01/2036	1,500	973

Michigan State Star International Academy Certificates of Participation Bonds, Series 2007
6.125% due 03/01/2037	1,420	1,187

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan State Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	$320	$228

Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	50,000	48,936

		52,562

MINNESOTA 0.0%

North Oaks, Minnesota Revenue Bonds, Series 2007
6.000% due 10/01/2033	1,070	945

Rochester, Minnesota Revenue Bonds, Series 2007
5.300% due 04/01/2037	100	71

		1,016

MISSISSIPPI 0.0%

Mississippi State Development Bank Special Obligation Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	10,000	10,483

MISSOURI 0.0%

Branson, Missouri Regional Airport Transportation Development District Revenue Bonds, Series 2007
6.000% due 07/01/2037	3,350	1,240

Missouri State University Place Transportation Development District Special Assessment Bonds, Series 2006
5.000% due 03/01/2032	500	346

		1,586

NEBRASKA 0.0%

Nebraska State Public Power Generation Agency Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	45,400	44,970

NEVADA 0.2%

Clark County, Nevada Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	140,800	139,522

Clark County, Nevada Water Reclamation District General Obligation Bonds, Series 2009
5.250% due 07/01/2038	18,285	18,231

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2009
7.013% due 06/01/2039	90,000	95,638
7.100% due 06/01/2039	33,000	33,587
7.263% due 06/01/2034	47,500	48,260

Las Vegas, Nevada Valley Water District General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	15,085	14,068
5.700% due 03/01/2040	10,885	10,073

		359,379

NEW JERSEY 0.2%

Essex County, New Jersey Improvement Authority Revenue Bonds, (AMBAC Insured), Series 2006
5.250% due 10/01/2020	505	492

New Jersey State Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	2,210	2,152

New Jersey State Economic Development Authority Revenue Notes, (BABs), Series 2010
1.310% due 06/15/2013	124,600	124,503

New Jersey State Health Care Facilities Financing Authority Revenue Bonds, Series 2003
5.500% due 07/01/2033	2,000	1,554

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Jersey State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2029	$14,600	$10,300
5.000% due 06/01/2041	32,755	19,797

New Jersey State Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	25,000	25,442

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	655	726

New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	134,900	145,205

		330,171

NEW YORK 0.5%

Albany, New York Industrial Development Agency Revenue Bonds, Series 1999
5.300% due 04/01/2029	3,265	2,475

Austin Trust Various States Revenue Bonds, Series 2007
9.239% due 06/15/2038	69,000	65,585

Austin Trust Various States Revenue Bonds, Series 2008
12.665% due 11/01/2027	5,000	5,241
13.424% due 11/01/2027	5,000	5,609

East Rochester, New York Housing Authority Revenue Bonds, Series 2006
5.500% due 08/01/2033	1,400	1,123

Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.700% due 01/01/2043	1,300	1,165

New York City, New York General Obligation Bonds, (BABs), Series 2009
5.985% due 12/01/2036	7,310	7,340
6.435% due 12/01/2035	4,900	4,963

New York City, New York General Obligation Bonds, (BABs), Series 2010
5.968% due 03/01/2036	45,000	45,095

New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	214

New York City, New York Municipal Water Finance Authority Revenue Bonds, (BABs), Series 2010
5.440% due 06/15/2043	114,280	108,461
5.790% due 06/15/2041	57,000	53,161
5.882% due 06/15/2044	32,800	32,664
6.124% due 06/15/2042	75,000	72,505
6.282% due 06/15/2042	32,800	32,627
6.491% due 06/15/2042	18,000	18,110

New York City, New York Transitional Finance Authority Revenue Bonds, (BABs), Series 2010
5.508% due 08/01/2037	70,000	68,183
5.572% due 11/01/2038	60,000	58,201
5.808% due 08/01/2030	20,000	19,607
5.932% due 11/01/2036	22,800	23,483

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2010
5.267% due 05/01/2027	25,000	25,398

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2011
5.000% due 02/01/2035	50,000	49,108

New York State Counties Tobacco Trust II Revenue Bonds, Series 2001
5.625% due 06/01/2035	8,000	6,337

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

New York State Counties Tobacco Trust IV Revenue Bonds, Series 2005
6.000% due 06/01/2027	$15,265	$	13,076

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2009
5.427% due 03/15/2039	25,000		23,741

New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.289% due 03/15/2033	50,000		47,480

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	25,000		25,294

New York State JPMorgan Chase Putters/Drivers Trust Revenue Bonds, Series 2008
10.138% due 09/15/2029	13,810		15,835

New York State JPMorgan Chase Putters/Drivers Trust Revenue Notes, Series 2008
9.318% due 07/15/2012	6,820		7,728

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	1,020		1,157

New York State Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.989% due 11/15/2030	40,000		40,035
6.089% due 11/15/2040	40,000		38,832
6.548% due 11/15/2031	27,525		27,872
6.648% due 11/15/2039	80,000		81,042
7.134% due 11/15/2030	3,700		3,833

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405		415

New York State Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	79,900		76,543

New York State TSASC, Inc. Revenue Bonds, Series 2006
5.000% due 06/01/2034	23,000		17,129

New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039	54,000		54,056

Ulster County, New York Industrial Development Agency Revenue Bonds, Series 2007
6.000% due 09/15/2037	1,225		916

			1,181,639

NORTH CAROLINA 0.0%

Austin Trust Various States Certificates of Participation Bonds, (AGM Insured), Series 2008
13.404% due 05/01/2026	4,880		5,434

North Carolina State Medical Care Commission Revenue Bonds, Series 2007
5.250% due 01/01/2032	1,000		710

North Carolina State Medical Care Commission Revenue Bonds, Series 2008
6.000% due 04/01/2038	1,500		1,258

North Carolina State Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	36,200		37,519

			44,921

NORTH DAKOTA 0.0%

Stark County, North Dakota Revenue Bonds, Series 2007
6.750% due 01/01/2033	5,400		4,851

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.3%

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	$2,980	$2,879

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2009
5.939% due 02/15/2047	50,000	43,319
6.449% due 02/15/2044	86,000	79,920

Ohio State American Municipal Power, Inc. Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	200,960	229,076

Ohio State Buckeye Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
5.750% due 06/01/2034	11,000	7,583
5.875% due 06/01/2030	13,800	9,992
5.875% due 06/01/2047	386,400	257,169
6.500% due 06/01/2047	16,900	12,370

Ohio State Housing Finance Agency Revenue Bonds, (GNMA/FNMA Insured), Series 2007
6.036% due 09/01/2017	215	219

Ohio State University Revenue Bonds, (BABs), Series 2010
4.910% due 06/01/2040	65	60

Princeton, Ohio City School District General Obligations Bonds, (BABs), Series 2010
6.390% due 12/01/2047	20,000	18,794

University of Toledo, Ohio Revenue Bonds, (BABs), Series 2009
7.100% due 06/01/2026	5,000	5,248

		666,629

OREGON 0.0%

Oregon State Department of Administrative Services Certificate of Participation Bonds, (BABs), Series 2010
6.130% due 05/01/2030	16,025	16,246
6.180% due 05/01/2035	18,170	18,282

		34,528

PENNSYLVANIA 0.1%

Allegheny County, Pennsylvania Hospital Development Authority Revenue Bonds, Series 2007
5.000% due 11/15/2028	1,000	702
5.375% due 11/15/2040	50,800	34,700

Cumberland County, Pennsylvania Municipal Authority Revenue Bonds, Series 2008
5.625% due 07/01/2028	500	434

Pennsylvania State Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	32,000	30,645

Pennsylvania State Economic Development Financing Authority Revenue Notes, (BABs), Series 2010
5.101% due 06/15/2019	1,100	1,101

Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.000% due 09/01/2041	7,100	7,122

Pennsylvania State Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	900	886

Philadelphia, Pennsylvania School District General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	6,869
6.765% due 06/01/2040	25,000	24,196

Washington County, Pennsylvania Redevelopment Authority Tax Allocation Bonds, Series 2006
5.450% due 07/01/2035	350	277

		106,932

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
PUERTO RICO 0.0%

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, (AMBAC Insured), Series 2007
0.000% due 08/01/2047	$51,800	$	4,347
0.000% due 08/01/2054	77,000		3,859

Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series 2007
0.000% due 08/01/2056	21,600		939

			9,145

RHODE ISLAND 0.0%

Rhode Island State Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165		155

Rhode Island State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2002
6.125% due 06/01/2032	7,000		6,692

			6,847

SOUTH CAROLINA 0.0%

South Carolina State Jobs-Economic Development Authority Revenue Bonds, Series 2007
6.000% due 11/15/2037	750		367

SOUTH DAKOTA 0.0%

Minnehaha County, South Dakota Revenue Bonds, Series 2007
5.375% due 12/01/2027	1,705		1,396

TENNESSEE 0.0%

Blount County, Tennessee Health & Educational Facilities Board Revenue Bonds, Series 2007
5.125% due 04/01/2023	1,325		1,081

Sumner County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds, Series 2007
5.500% due 11/01/2037 (a)	625		47

			1,128

TEXAS 0.2%

Austin Trust Various States Revenue Bonds, Series 2008
8.723% due 08/15/2030	6,595		6,727

Bexar County, Texas General Obligation Bonds, (BABs), Series 2009
6.628% due 06/15/2039	30,000		30,049

Cypress-Fairbanks, Texas Independent School District General Obligation Notes, (PSF/GTD Insured), Series 2006
8.804% due 02/15/2014	6,500		6,728

Dallas County, Texas Hospital District General Obligation Bonds, (BABs), Series 2009
6.171% due 08/15/2034	500		505

Dallas, Texas Area Rapid Transit Revenue Bonds, (BABs), Series 2009
5.999% due 12/01/2044	140		144

Dallas, Texas Convention Center Hotel Development Corp. Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	150,000		149,083

North Texas State Higher Education Authority
1.466% due 04/01/2040	14,500		14,445

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	75		75

North Texas State Tollway Authority Revenue Bonds, (BABs), Series 2010
8.910% due 02/01/2030	50,500		52,008

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

San Antonio, Texas General Obligation Bonds, (BABs), Series 2010
6.038% due 08/01/2040	$10,500	$	10,496

San Antonio, Texas Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	700		693

Texas State General Obligation Bonds, (BABs), Series 2009
5.517% due 04/01/2039	19,625		19,835

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Bonds, (PSF/GTD Insured), Series 2008
15.922% due 02/15/2032	4,690		5,603
18.723% due 02/15/2028	5,565		7,291

Texas State JPMorgan Chase Putters/Drivers Trust General Obligation Notes, (PSF/GTD Insured), Series 2008
13.490% due 02/15/2012	3,985		4,180

Texas State Transportation Commission Revenue Bonds, (BABs), Series 2010
5.178% due 04/01/2030	81,550		80,227

Texas State Turnpike Authority Revenue Bonds, (AMBAC Insured), Series 2002
0.000% due 08/15/2019	10,000		6,190
0.000% due 08/15/2025	19,990		7,673

Victoria, Texas General Obligation Bonds, (BABs), Series 2009
6.124% due 08/15/2030	5,000		4,957

Willacy County, Texas Local Government Corp. Revenue Bonds, Series 2007
6.875% due 09/01/2028	6,340		5,387

			412,296

UTAH 0.0%

Spanish Fork, Utah Revenue Bonds, Series 2006
5.700% due 11/15/2036	750		581

Utah County, Utah General Obligation Bonds, Series 2007
5.875% due 06/15/2037	1,320		1,019

Utah State Charter School Finance Authority Revenue Bonds, Series 2008
6.750% due 08/15/2028	250		197

Utah State Transit Authority Revenue Bonds, (BABs), Series 2009
5.937% due 06/15/2039	480		501

Utah State Transit Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.000% due 06/15/2029	10,000		3,473

			5,771

VIRGINIA 0.0%

Virginia State Tobacco Settlement Financing Corp. Revenue Bonds, Series 2007
0.000% due 06/01/2046 (g)	11,000		6,217

WASHINGTON 0.0%

Spokane County, Washington Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	8,000		8,215

Washington State Housing Finance Commission Revenue Bonds, Series 2007
5.625% due 01/01/2038	10,200		6,293

Washington State Housing Finance Commission Revenue Notes, Series 2007
5.250% due 01/01/2017	1,500		1,302

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Washington State Port of Seattle Revenue Bonds, Series 2009
7.000% due 05/01/2036	$11,820	$	12,323

Washington State Tobacco Settlement Authority Revenue Bonds, Series 2002
6.625% due 06/01/2032	7,150		7,018

			35,151

WEST VIRGINIA 0.0%

West Virginia State Tobacco Settlement Financing Authority Revenue Bonds, Series 2007
7.467% due 06/01/2047	160,905		112,426

WISCONSIN 0.0%

Milwaukee, Wisconsin Redevelopment Authority Revenue Bonds, Series 2007
5.650% due 08/01/2037	1,250		976

Wisconsin State Health & Educational Facilities Authority Revenue Bonds, Series 2006
5.000% due 05/01/2032	2,250		1,781

			2,757

Total Municipal Bonds & Notes (Cost $8,530,642)			8,453,779

U.S. GOVERNMENT AGENCIES 27.1%

Bolivia Government AID Bond
0.375% due 02/01/2019	3,764		3,639

Fannie Mae
0.000% due 04/25/2018 - 08/25/2023 (c)	26		24
0.000% due 10/09/2019	13,300		9,041
0.310% due 07/25/2037	776		763
0.370% due 03/25/2034	218		215
0.380% due 03/25/2036	7,607		7,055
0.400% due 08/25/2034	196		187
0.450% due 05/25/2035 - 10/27/2037	101,167		100,516
0.490% due 06/25/2032	37		37
0.500% due 03/25/2035	45		45
0.550% due 12/25/2028 - 02/25/2032	63		63
0.560% due 04/25/2037	173,463		173,031
0.570% due 06/25/2037	40		40
0.600% due 07/25/2021 - 03/25/2044	19,146		19,093
0.650% due 06/25/2029 - 11/25/2036	15,424		15,431
0.654% due 04/18/2028	122		122
0.660% due 09/25/2035	39,678		39,660
0.694% due 02/25/2037	50,045		50,081
0.700% due 10/25/2030 - 09/25/2037	13,791		13,807
0.704% due 10/18/2030	823		825
0.731% due 08/25/2021 - 03/25/2022	24		24
0.750% due 03/25/2017 - 04/25/2038	136,036		136,561
0.804% due 12/18/2031	319		322
0.830% due 08/25/2037	26,205		26,326
0.850% due 05/25/2030	335		335
0.880% due 05/25/2040	3,768		3,786
0.881% due 11/25/2013 - 08/25/2022	58		59
0.900% due 05/25/2030	335		335
0.931% due 10/25/2023 - 03/25/2024	2,095		2,113
0.950% due 06/25/2040	93,931		94,585

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.980% due 06/25/2040	$30,909	$31,126
1.000% due 09/25/2023 - 06/25/2040	65,680	66,169
1.070% due 12/25/2039	5,314	5,366
1.081% due 01/25/2022	29	30
1.111% due 01/25/2022	76	77
1.131% due 12/25/2021	34	34
1.150% due 04/25/2032	44	44
1.181% due 04/25/2021	2	2
1.281% due 04/25/2023	228	231
1.381% due 04/01/2027	34	35
1.518% due 07/01/2042 - 10/01/2044	43,766	43,494
1.519% due 12/01/2044	4,747	4,749
1.568% due 09/01/2041	47	47
1.625% due 01/01/2021	15	15
1.718% due 10/01/2030 - 10/01/2040	3,134	3,185
1.730% due 06/01/2035	1,571	1,611
1.868% due 04/01/2027	39	40
1.910% due 06/01/2030	42	43
1.918% due 09/01/2035	131	135
1.920% due 11/01/2023	29	29
1.958% due 09/01/2022	99	101
2.000% due 02/01/2020 - 02/01/2022	119	120
2.022% due 02/01/2034	58	60
2.025% due 05/01/2023	131	132
2.028% due 01/01/2020	413	419
2.065% due 12/01/2020	386	396
2.067% due 02/01/2035	3,881	4,034
2.100% due 03/01/2019 - 01/01/2035	9,360	9,697
2.111% due 12/01/2034	196	203
2.113% due 10/01/2034	1,825	1,901
2.117% due 02/01/2035	514	532
2.122% due 03/01/2034 - 01/01/2035	19,408	20,154
2.142% due 12/01/2034	221	229
2.145% due 12/01/2034	87	90
2.149% due 01/01/2035	198	205
2.174% due 01/01/2035	9,285	9,619
2.185% due 08/01/2025	807	843
2.213% due 11/01/2034	1,869	1,945
2.281% due 06/01/2021	345	358
2.295% due 11/01/2035	3,917	4,016
2.296% due 06/01/2023	82	84
2.315% due 12/01/2023	172	179
2.322% due 12/01/2034	1,323	1,388
2.334% due 05/01/2035	234	243
2.335% due 02/01/2035	3,104	3,246
2.339% due 10/01/2024	22	23
2.346% due 10/01/2034	1,817	1,900
2.348% due 12/01/2033	380	399
2.355% due 09/01/2023 - 05/01/2024	140	145
2.365% due 03/01/2035 - 11/01/2035	17,320	18,124
2.375% due 12/01/2025 - 02/01/2035	3,234	3,387
2.383% due 04/01/2033	73	76
2.388% due 05/01/2034	483	502
2.398% due 03/01/2025	600	627
2.409% due 12/01/2034	96	101
2.410% due 02/01/2035 - 11/01/2035	3,696	3,868
2.422% due 11/01/2025	125	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.424% due 07/01/2024 - 11/01/2025	$383	$391
2.425% due 01/01/2036	790	829
2.426% due 06/01/2015	101	102
2.436% due 11/01/2035	3,244	3,408
2.439% due 11/01/2034	2,515	2,617
2.440% due 11/01/2023	133	139
2.450% due 12/01/2023 - 01/01/2024	111	115
2.456% due 04/01/2027	3	3
2.464% due 10/01/2034	354	370
2.466% due 03/01/2033	174	182
2.467% due 03/01/2035	59	61
2.468% due 10/01/2024 - 08/01/2027	1,255	1,321
2.470% due 11/01/2034 - 06/01/2035	1,942	2,031
2.474% due 01/01/2026	131	138
2.475% due 05/01/2022	9	9
2.479% due 05/01/2025 - 08/01/2032	195	203
2.487% due 12/01/2035	16	17
2.489% due 12/01/2022	23	24
2.504% due 11/01/2025 - 11/01/2032	522	551
2.509% due 02/01/2027 - 01/01/2036	786	828
2.513% due 09/01/2033	146	154
2.515% due 09/01/2029	4	4
2.518% due 06/01/2025	65	69
2.531% due 07/01/2033	15	16
2.533% due 12/01/2034	38	40
2.537% due 05/01/2033	223	233
2.543% due 08/01/2026	99	104
2.546% due 11/01/2025 - 08/01/2033	49	51
2.550% due 02/01/2035	67	70
2.555% due 05/01/2024	72	73
2.558% due 05/25/2035	21,990	22,623
2.560% due 12/01/2025 - 02/01/2036	555	585
2.562% due 07/01/2035	139	147
2.563% due 04/01/2024	225	227
2.565% due 05/01/2035	22,444	23,544
2.569% due 06/01/2034	23	25
2.575% due 06/01/2024	25	26
2.578% due 04/01/2027	45	48
2.579% due 09/01/2024	124	130
2.585% due 03/01/2026	49	52
2.595% due 07/01/2026 - 09/01/2035	1,893	1,995
2.597% due 02/01/2028	43	45
2.604% due 06/01/2025	318	336
2.608% due 05/01/2030	12	13
2.619% due 05/01/2026	41	43
2.623% due 09/01/2034	1,109	1,152
2.625% due 08/01/2023 - 02/01/2024	103	106
2.641% due 06/01/2035	6,606	6,923
2.648% due 03/01/2034	6,383	6,686
2.650% due 06/01/2030 - 09/01/2035	7,549	7,836
2.655% due 12/01/2023	52	55
2.664% due 06/01/2035	11,320	11,882
2.669% due 10/01/2023	19	20
2.672% due 05/01/2035	3,717	3,859
2.673% due 11/01/2035	11,678	12,299

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.686% due 11/01/2034	$3,651	$3,848
2.690% due 11/01/2025	65	65
2.694% due 06/01/2035	144	152
2.696% due 03/01/2036	353	371
2.700% due 10/01/2027	95	100
2.710% due 11/01/2023	14	15
2.713% due 04/01/2034	270	282
2.720% due 07/01/2026 - 07/01/2035	2,718	2,863
2.726% due 10/01/2034	3,584	3,769
2.731% due 09/01/2034	15,326	16,118
2.736% due 08/01/2035	1,219	1,283
2.740% due 11/01/2035	745	785
2.750% due 11/01/2026	34	36
2.758% due 10/01/2020 - 12/01/2030	28	29
2.759% due 09/01/2017	435	441
2.762% due 05/01/2035	13,184	13,746
2.769% due 07/01/2034	3,723	3,912
2.782% due 12/01/2027	254	268
2.783% due 10/01/2026	10	10
2.800% due 08/01/2031 - 08/01/2035	898	942
2.801% due 07/01/2017	594	602
2.803% due 08/01/2035	6,653	6,998
2.810% due 11/01/2034	1,662	1,750
2.820% due 06/01/2033	99	104
2.839% due 09/01/2035	6,031	6,354
2.850% due 12/01/2026	12	12
2.853% due 08/01/2035	294	307
2.867% due 12/01/2024	12	12
2.884% due 09/01/2035	1,534	1,612
2.886% due 09/01/2024	87	88
2.904% due 03/01/2033	120	121
2.915% due 11/01/2031	175	176
2.916% due 07/01/2035	2,492	2,622
2.936% due 08/01/2035	46	49
2.945% due 06/01/2035	976	1,030
2.948% due 05/01/2014	39	40
2.965% due 08/01/2035	2,933	3,084
2.972% due 04/01/2026 - 08/01/2027	45	46
2.980% due 09/01/2035	207	217
3.000% due 10/01/2024 - 11/01/2027	48	51
3.018% due 07/01/2035	1,610	1,685
3.028% due 02/01/2033	1	2
3.029% due 07/01/2035	1,813	1,897
3.097% due 05/01/2030	12	12
3.134% due 08/01/2027	795	838
3.200% due 10/01/2020	26	26
3.209% due 11/01/2024	1,385	1,415
3.220% due 07/01/2019	9	9
3.375% due 01/01/2018	65	67
3.411% due 07/01/2019	67	68
3.426% due 12/01/2018	10	10
3.500% due 08/01/2031 - 05/01/2041	1,828,082	1,717,843
3.550% due 02/01/2028	442	455
3.553% due 09/01/2019	511	525
3.616% due 10/01/2019	124	130
3.625% due 08/01/2024	87	90
3.685% due 09/01/2014	11	11
3.713% due 11/01/2019	99	100
3.720% due 07/01/2021	22	23
3.750% due 01/01/2020	8	8
3.820% due 06/01/2023	18	18

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.930% due 06/01/2022	$29	$29
4.000% due 03/01/2013 - 04/01/2041	434,397	450,529
4.084% due 03/01/2023	220	221
4.200% due 05/01/2021	5	5
4.225% due 07/01/2024	112	118
4.239% due 08/01/2027	78	82
4.289% due 05/01/2023	227	233
4.299% due 12/01/2017	567	595
4.316% due 04/01/2034	14	14
4.321% due 02/01/2021	44	44
4.334% due 10/01/2027	154	161
4.375% due 04/01/2017 - 03/01/2023	101	105
4.380% due 09/01/2028	216	223
4.438% due 02/01/2028	27	28
4.500% due 12/01/2012 - 04/01/2041	21,134,287	21,520,686
4.538% due 09/01/2021	7	7
4.549% due 04/01/2038	26	28
4.565% due 09/01/2021	10	11
4.578% due 12/01/2036	773	808
4.680% due 12/01/2012	347	361
4.733% due 04/01/2018	133	140
4.750% due 03/01/2035	209	212
4.762% due 03/01/2035	81	84
4.768% due 11/01/2012	47	48
4.787% due 09/01/2034	868	907
4.813% due 08/01/2022	779	782
4.825% due 02/01/2020	34	34
4.856% due 02/01/2013	316	331
4.868% due 04/01/2035	2,778	2,937
4.870% due 05/01/2013	123	129
4.871% due 04/01/2013	45	48
4.959% due 02/01/2013	384	400
4.990% due 03/01/2024	22	22
5.000% due 01/25/2017 - 05/01/2041	10,525,779	10,978,407
5.019% due 06/01/2035	1,893	2,012
5.025% due 11/01/2022	16	16
5.068% due 07/01/2035	1,258	1,338
5.089% due 10/01/2035	1,707	1,814
5.104% due 09/01/2035	2,815	2,993
5.105% due 09/01/2035	2,332	2,478
5.132% due 11/01/2035	1,876	1,995
5.148% due 11/01/2035	2,481	2,642
5.149% due 06/01/2029	57	59
5.157% due 02/01/2016	190	207
5.158% due 10/01/2035	1,782	1,893
5.167% due 07/01/2035 - 08/01/2035	4,046	4,305
5.182% due 10/01/2035	3,156	3,359
5.186% due 08/01/2035	2,059	2,191
5.208% due 08/01/2035	1,789	1,903
5.216% due 09/01/2035 - 12/01/2035	3,769	4,015
5.221% due 09/01/2035	35	37
5.234% due 07/01/2035	1,437	1,530
5.269% due 11/01/2035	10	11
5.281% due 10/01/2035	2,470	2,631
5.285% due 09/01/2035	2,389	2,543
5.290% due 11/25/2033	1,018	1,098
5.298% due 02/01/2021	55	55
5.310% due 08/25/2033	3,269	3,430
5.318% due 10/01/2035	2,731	2,916
5.324% due 11/01/2035	2,659	2,840

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.335% due 01/01/2036 - 05/01/2036	$1,285	$1,343
5.340% due 11/01/2035	3,069	3,277
5.360% due 01/01/2036	2,035	2,171
5.370% due 08/25/2043	2,083	2,247
5.410% due 09/01/2012	268	277
5.438% due 01/01/2037	244	258
5.445% due 12/01/2017	4	4
5.465% due 01/01/2037	274	289
5.500% due 02/01/2012 - 05/01/2041	9,898,255	10,603,026
5.513% due 03/01/2036	1,736	1,857
5.529% due 01/01/2036	1,354	1,440
5.556% due 03/01/2023	497	531
5.573% due 03/01/2036	1,014	1,090
5.579% due 02/01/2036	3,168	3,394
5.610% due 12/01/2035	1,319	1,415
5.648% due 02/01/2036	284	305
5.650% due 03/01/2036	2,014	2,161
5.660% due 09/01/2036	4	5
5.721% due 03/01/2036	2,522	2,711
5.733% due 11/01/2011	61	62
5.750% due 12/20/2027 - 08/25/2034	1,848	1,981
5.757% due 04/01/2036	7	8
5.771% due 09/01/2037	19	20
5.780% due 09/01/2012	460	478
5.790% due 10/01/2017	384	408
5.842% due 12/01/2036	125	132
5.850% due 06/25/2037 (b)	6,104	725
5.861% due 07/01/2032 - 06/01/2036	496	533
5.864% due 05/01/2037	41	44
5.899% due 10/01/2011	616	616
5.914% due 02/01/2012	659	672
5.950% due 02/25/2044	453	456
5.957% due 09/01/2037	135	144
6.000% due 07/01/2011 - 10/25/2044	5,711,598	6,230,008
6.000% due 05/25/2037 - 06/25/2037 (b)	9,456	886
6.004% due 09/01/2036	26	28
6.045% due 05/01/2011	354	354
6.129% due 02/01/2012	448	459
6.160% due 08/01/2017	151	161
6.200% due 05/01/2011 - 01/01/2012	349	353
6.250% due 02/25/2029	1,248	1,327
6.280% due 06/15/2027	166,000	172,177
6.290% due 02/25/2029	500	564
6.300% due 07/25/2036 (b)	4,772	626
6.300% due 10/17/2038	4,112	4,429
6.350% due 06/25/2037 (b)	5,046	571
6.390% due 05/25/2036	138	138
6.399% due 12/25/2042	21,802	25,431
6.400% due 07/25/2037 (b)	7,304	917
6.500% due 07/01/2011 - 02/25/2047	153,605	172,325
6.750% due 10/25/2023	210	235
6.795% due 11/01/2021	38	38
6.900% due 05/25/2023	31	35
7.000% due 12/01/2011 - 01/25/2048	17,306	19,378
7.005% due 08/25/2037	443	507
7.145% due 03/25/2039	36	38
7.250% due 01/01/2023	678	751
7.250% due 09/25/2038 (b)	3,228	362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.360% due 04/01/2011	$255	$255
7.375% due 05/25/2022	703	795
7.500% due 07/01/2011 - 07/25/2041	4,957	5,493
7.750% due 01/25/2022	1,052	1,169
7.780% due 01/01/2018	1,943	2,127
7.800% due 10/25/2022 - 06/25/2026	185	212
8.000% due 06/01/2012 - 12/01/2033	13,714	16,052
8.000% due 08/18/2027 (b)	7	2
8.060% due 04/01/2030	1,633	1,880
8.080% due 04/01/2030	899	1,002
8.200% due 04/25/2025	3	3
8.490% due 06/01/2025	804	916
8.500% due 06/01/2012 - 07/01/2037	3,156	3,678
8.500% due 01/01/2018 (b)	4	1
8.750% due 01/25/2021	144	162
9.000% due 04/01/2017 - 11/01/2025	974	1,125
9.000% due 06/25/2022 (b)	30	6
9.154% due 09/25/2028	257	258
9.250% due 04/25/2018	14	16
9.300% due 05/25/2018 - 08/25/2019	45	53
9.500% due 01/01/2018 - 03/01/2026	530	616
10.000% due 11/01/2013 - 05/01/2022	92	99
10.500% due 11/01/2013 - 04/01/2022	9	10
11.000% due 11/01/2013 - 11/01/2020	78	88
11.478% due 09/25/2033	120	121
11.500% due 08/20/2016 - 11/01/2019	2	3
13.250% due 09/01/2011	1	1
14.750% due 08/01/2012	3	3
15.000% due 10/15/2012	6	7
15.501% due 06/25/2036	343	355
15.750% due 12/01/2011 - 08/01/2012	1	1
16.000% due 09/01/2012 - 12/01/2012	3	3
903.212% due 08/25/2021 (b)	0	4
1000.000% due 04/25/2022	0	8

Farmer Mac
6.771% due 01/25/2013	573	572
7.497% due 01/25/2012	725	719
7.779% due 07/25/2011 - 07/25/2012	758	756
7.790% due 01/25/2012	196	194
8.043% due 01/25/2012	132	131

Federal Housing Administration
0.000% due 12/01/2018	1,983	1,983
6.780% due 07/25/2040	7,052	6,896
6.880% due 02/01/2041	10,752	10,514
6.896% due 07/01/2020	6,919	6,815
6.960% due 05/01/2016	141	138
6.997% due 09/01/2019	17	17
7.110% due 05/01/2019	1,518	1,495
7.315% due 08/01/2019	2,995	2,945
7.350% due 04/01/2019	44	44
7.375% due 02/01/2018	120	119
7.380% due 04/01/2041	2,339	2,292
7.400% due 01/25/2020	879	867

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
7.430% due 10/01/2018 - 06/01/2024	$6,621	$6,554
7.430% due 12/01/2018 (a)	331	329
7.450% due 05/01/2021	2,009	1,989
7.460% due 01/01/2023	45	44
7.465% due 11/01/2019	1,584	1,568
7.500% due 03/01/2032	2,989	2,974
7.580% due 12/01/2040	7,004	6,968
7.780% due 11/01/2040	7,007	6,922

Freddie Mac
0.000% due 10/15/2033 (c)	1,166	883
0.290% due 12/25/2036	10,637	10,575
0.405% due 07/15/2019	14,333	14,284
0.495% due 05/15/2036	51	51
0.505% due 07/15/2034	777	774
0.509% due 08/25/2031	333	324
0.605% due 12/15/2029 - 06/15/2031	1,782	1,782
0.655% due 06/15/2018 - 03/15/2035	29,227	29,206
0.705% due 06/15/2023 - 12/15/2031	64	64
0.755% due 06/15/2030 - 12/15/2032	328	329
0.835% due 07/15/2037	7,323	7,357
0.955% due 08/15/2037	6,395	6,438
0.965% due 10/15/2037	1,576	1,587
0.975% due 05/15/2037 - 09/15/2037	7,054	7,103
1.250% due 05/25/2043	10,202	10,077
1.312% due 02/15/2021	13	13
1.513% due 10/25/2044	13,682	13,499
1.518% due 02/25/2045	33,227	32,396
1.718% due 07/25/2044	5,812	5,769
1.875% due 04/01/2017	3	3
2.000% due 12/01/2016 - 06/01/2017	86	87
2.020% due 10/25/2023	697	697
2.147% due 06/01/2022	9	9
2.163% due 03/01/2035	1,844	1,914
2.181% due 05/01/2023	125	130
2.230% due 10/25/2023	139	140
2.250% due 02/01/2018	79	82
2.347% due 07/01/2023	139	141
2.358% due 09/01/2023	140	147
2.365% due 12/01/2022	12	13
2.375% due 01/01/2019 - 04/01/2023	11	12
2.390% due 11/01/2026	307	321
2.394% due 06/01/2033	293	302
2.421% due 11/01/2023	155	162
2.436% due 04/01/2025	71	71
2.446% due 05/01/2035	20,724	21,773
2.471% due 03/01/2024	201	211
2.472% due 07/01/2032	2	2
2.474% due 06/01/2021	310	327
2.476% due 09/01/2028	2	2
2.485% due 04/01/2024	513	540
2.486% due 02/01/2023	70	73
2.489% due 01/01/2034	4,489	4,712
2.490% due 10/01/2023 - 11/01/2023	140	147
2.495% due 11/01/2035	18,526	19,452
2.501% due 04/01/2029	115	121
2.518% due 07/01/2020	112	113
2.519% due 04/01/2025	2	2

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
2.520% due 07/01/2023 - 09/01/2035	$469	$491
2.521% due 10/01/2023	129	131
2.530% due 07/01/2025	428	450
2.533% due 04/01/2025	11	11
2.534% due 10/01/2023	242	255
2.539% due 10/01/2026	243	257
2.540% due 11/01/2028	431	455
2.563% due 08/01/2023	858	905
2.569% due 08/01/2023	84	88
2.574% due 06/01/2022	345	347
2.575% due 02/01/2025	15	16
2.578% due 05/01/2023	52	52
2.581% due 06/01/2022	81	82
2.592% due 10/01/2024	109	115
2.595% due 07/01/2024	53	55
2.606% due 10/01/2023	48	49
2.610% due 07/01/2022	89	94
2.611% due 09/01/2023	450	474
2.615% due 06/01/2020 - 09/01/2023	130	131
2.620% due 02/01/2036	598	624
2.622% due 06/01/2035	2,914	3,039
2.625% due 12/01/2023	108	113
2.631% due 05/01/2023	53	54
2.654% due 10/01/2024	19	20
2.655% due 08/01/2023	377	396
2.666% due 01/01/2028	30	32
2.668% due 08/01/2035	201	209
2.676% due 04/01/2036	1,011	1,065
2.678% due 02/01/2026	366	386
2.687% due 09/01/2035	50	52
2.700% due 06/01/2024	225	238
2.706% due 08/01/2035	623	657
2.717% due 03/01/2035	22	23
2.725% due 10/01/2023	94	99
2.740% due 08/01/2023	62	65
2.741% due 01/01/2022	69	69
2.744% due 09/01/2023	320	337
2.745% due 10/01/2035	15,678	16,505
2.751% due 01/01/2024	31	32
2.752% due 10/01/2035	13,706	14,431
2.779% due 07/01/2035	27	29
2.781% due 07/01/2027	17	18
2.793% due 07/01/2033	24	25
2.795% due 06/01/2030	357	377
2.807% due 07/01/2030	699	734
2.810% due 08/01/2023	1	1
2.881% due 11/01/2035	14,469	15,271
2.885% due 10/01/2035	33,748	35,430
2.893% due 09/01/2035	7,502	7,881
2.910% due 08/01/2035	43	45
2.922% due 10/01/2035	15,025	15,852
2.937% due 07/01/2035	8,206	8,648
2.940% due 08/01/2023	39	41
2.946% due 07/01/2032	78	82
2.979% due 07/01/2019	174	183
3.002% due 09/01/2035	53	55
3.047% due 11/01/2034	95	100
3.145% due 12/01/2026	523	527
3.265% due 05/01/2020	37	37
3.500% due 09/01/2018 - 04/01/2041	1,855,623	1,740,103
3.503% due 08/15/2032	5,484	5,483
3.512% due 05/01/2021	991	1,002
3.530% due 02/01/2019	26	26
3.640% due 12/01/2018	207	209

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
3.664% due 03/01/2022	$869	$908
3.750% due 11/15/2017	403	412
3.833% due 09/01/2023	25	25
3.875% due 09/01/2018	46	48
3.887% due 01/01/2021	34	34
3.939% due 10/01/2022	41	43
3.989% due 05/01/2022	21	21
4.000% due 04/01/2011 - 05/01/2041	2,597,289	2,546,917
4.242% due 01/01/2035	342	361
4.308% due 10/01/2020	6	7
4.480% due 02/01/2021	5	6
4.500% due 03/15/2016 - 04/01/2041	2,389,873	2,424,806
4.530% due 01/01/2019	45	46
4.592% due 07/01/2019	4	4
4.644% due 03/01/2035	490	511
4.659% due 03/01/2021	427	431
4.740% due 04/01/2029	25	26
4.818% due 10/01/2035	2,308	2,428
4.841% due 05/01/2020	13	13
4.934% due 10/01/2020	193	195
4.984% due 04/01/2036	7	7
4.988% due 05/01/2018	165	167
5.000% due 10/01/2016 - 04/01/2038	124,507	132,320
5.075% due 01/01/2019	1	1
5.105% due 05/01/2018	44	47
5.113% due 01/01/2036	9	10
5.130% due 10/01/2035	2,555	2,717
5.151% due 05/01/2018	148	149
5.194% due 09/01/2037	34	36
5.228% due 05/01/2037	232	248
5.319% due 12/01/2035	1,658	1,770
5.341% due 12/01/2037	183	195
5.389% due 11/01/2035	1,564	1,673
5.446% due 06/01/2037	33	35
5.471% due 02/01/2038	73	78
5.500% due 09/01/2012 - 07/01/2047	1,038,031	1,109,540
5.530% due 01/01/2037	310	328
5.547% due 07/01/2036	17	18
5.699% due 03/01/2036	1,344	1,445
5.708% due 02/01/2037	34	36
5.713% due 05/01/2036	737	768
5.759% due 02/01/2037	28	30
5.868% due 04/01/2036	1,806	1,945
5.872% due 05/01/2037	78	83
5.950% due 06/15/2028	48,862	49,284
5.995% due 02/15/2038 (b)	5,106	558
6.000% due 07/01/2011 - 04/01/2041	1,231,095	1,339,970
6.250% due 12/15/2028	813	887
6.395% due 11/15/2036 (b)	50,862	8,258
6.500% due 05/01/2011 - 10/25/2043	225,577	246,342
6.950% due 07/15/2021 - 08/15/2021	80	88
7.000% due 09/01/2011 - 10/25/2043	29,611	33,548
7.000% due 09/15/2023 (b)	16	3
7.400% due 02/01/2021	591	584
7.500% due 05/01/2011 - 11/01/2037	11,815	12,832
7.645% due 05/01/2025	6,987	7,852
7.800% due 09/15/2020	7	8

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
8.000% due 01/01/2012 - 06/01/2030	$2,643	$3,017
8.250% due 06/15/2022	161	182
8.500% due 07/01/2014 - 06/01/2030	1,433	1,530
8.608% due 10/15/2033	1,498	1,456
8.618% due 10/15/2033	2,307	2,237
8.684% due 11/15/2033	2,270	2,241
8.750% due 12/15/2020	70	87
8.900% due 11/15/2020	546	617
9.000% due 08/01/2016 - 07/01/2030	418	465
9.000% due 05/01/2022 (b)	3	1
9.250% due 07/01/2017	2	2
9.500% due 09/01/2016 - 12/01/2022	455	521
10.000% due 06/01/2017 - 03/01/2021	26	29
10.500% due 10/01/2017 - 01/01/2021	8	9
11.000% due 09/01/2015 - 05/01/2020	4	4
13.250% due 10/01/2013	29	30
14.000% due 04/01/2016	1	1
884.500% due 01/15/2021 (b)	0	2
1007.500% due 02/15/2022 (b)	0	3

Ginnie Mae
0.554% due 05/20/2037	81,861	81,438
0.654% due 06/16/2031 - 03/16/2032	422	423
0.704% due 11/16/2029 - 10/16/2030	418	419
0.754% due 02/16/2030 - 04/16/2032	2,538	2,544
0.804% due 12/16/2025	71	72
0.854% due 02/16/2030	1,710	1,717
0.904% due 02/16/2030	722	725
1.204% due 03/20/2031	120	120
1.240% due 02/20/2060	49,174	48,790
2.000% due 11/20/2032	280	288
2.125% due 11/20/2021 - 10/20/2033	21,036	21,710
2.500% due 10/20/2025	49	50
2.625% due 07/20/2017 - 09/20/2033	26,734	27,612
2.750% due 02/20/2032	871	902
3.000% due 12/20/2018 - 08/20/2020	254	263
3.130% due 04/16/2016	245	246
3.250% due 01/20/2028 - 03/20/2030	5,475	5,699
3.375% due 02/20/2017 - 05/20/2032	43,637	45,429
3.500% due 12/20/2017 - 02/20/2034	281	293
3.875% due 01/20/2025	13	14
4.000% due 12/20/2015 - 08/20/2018	62	65
4.500% due 11/16/2028 - 12/20/2028	3,969	4,236
4.750% due 07/20/2035	1,931	1,964
5.000% due 02/20/2031 - 07/20/2034	826	863
5.196% due 10/16/2037	1,500	1,603
5.244% due 04/16/2038	1,560	1,687
5.500% due 05/15/2021 - 03/16/2034	493	517

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
6.000% due 03/15/2013 - 04/01/2041	$68,927	$75,895
6.250% due 03/16/2029	449	487
6.346% due 08/16/2033 (b)	2,740	475
6.500% due 04/15/2026 - 07/15/2040	38,994	42,854
6.750% due 06/20/2028 - 10/16/2040	27,519	29,967
7.000% due 06/15/2011 - 10/15/2034	4,948	5,517
7.500% due 09/15/2011 - 02/15/2035	6,468	7,204
7.700% due 03/15/2041	6,394	6,446
7.750% due 08/20/2025 - 12/15/2040	1,537	1,641
8.000% due 10/15/2011 - 10/20/2031	964	1,118
8.250% due 04/15/2020	53	61
8.300% due 06/15/2019	14	16
8.500% due 07/15/2016 - 04/15/2031	791	938
9.000% due 04/20/2016 - 01/15/2031	719	840
9.250% due 12/20/2016	1	1
9.500% due 05/15/2016 - 07/15/2025	249	284
10.000% due 02/15/2013 - 02/15/2025	261	294
10.250% due 02/20/2019	8	9
10.500% due 12/15/2015 - 09/15/2021	85	92
11.000% due 06/15/2013 - 09/15/2017	4	4
11.500% due 04/15/2013 - 10/15/2015	3	3
12.000% due 11/15/2012 - 05/15/2016	31	33
13.000% due 12/15/2012	1	1
13.500% due 09/15/2014	3	4
15.000% due 02/15/2012 - 09/15/2012	7	7

Small Business Administration
0.875% due 05/25/2021 - 01/25/2022	138	138
1.000% due 03/25/2025 - 07/25/2025	115	116
1.100% due 01/25/2019 - 11/25/2024	147	147
3.870% due 01/01/2014	466	478
4.120% due 03/10/2014	655	681
4.330% due 07/01/2014	69	72
4.340% due 03/01/2024	167	174
4.350% due 07/01/2023	542	565
4.430% due 05/01/2029	5,266	5,486
4.504% due 02/10/2014	25	26
4.524% due 02/10/2013	2,366	2,465
4.625% due 02/01/2025	1,100	1,156
4.684% due 09/10/2014	16,078	16,831
4.750% due 07/01/2025	760	804
4.754% due 08/10/2014	1,257	1,326
4.770% due 04/01/2024	828	874
4.840% due 02/01/2023 - 05/01/2025	17,301	18,299
4.870% due 12/01/2024	1,553	1,668
4.890% due 12/01/2023	978	1,044
4.930% due 01/01/2024	1,976	2,093
4.950% due 03/01/2025	1,614	1,711

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
4.980% due 11/01/2023	$7,439	$7,829
5.090% due 10/01/2025	664	708
5.110% due 05/01/2017 - 08/01/2025	1,701	1,805
5.120% due 11/01/2017	159	170
5.130% due 09/01/2023	4,314	4,589
5.136% due 08/10/2013	288	304
5.160% due 02/01/2028	2,826	2,981
5.170% due 01/01/2028	2,001	2,140
5.190% due 01/01/2017 - 07/01/2024	361	384
5.200% due 11/01/2015	246	260
5.230% due 11/01/2016	288	305
5.240% due 08/01/2023	479	505
5.290% due 12/01/2027	65,266	69,777
5.310% due 05/01/2027	344	368
5.320% due 04/01/2027	420	450
5.340% due 11/01/2021	4,722	5,034
5.370% due 09/01/2016	228	242
5.490% due 05/01/2028	23,721	25,420
5.600% due 09/01/2028	6,833	7,325
5.680% due 06/01/2028	22,146	23,921
5.725% due 09/10/2018	33,388	36,018
5.780% due 08/01/2027	67	71
5.820% due 07/01/2027	2,805	3,099
5.870% due 07/01/2028	698	757
5.902% due 02/10/2018	5,593	6,211
6.020% due 08/01/2028	751	830
6.030% due 02/10/2012	1,937	2,006
6.070% due 07/01/2026	1,065	1,149
6.340% due 03/01/2021	6,594	7,150
6.344% due 08/01/2011	59	60
6.440% due 02/01/2021	1,296	1,407
6.700% due 12/01/2016	1,787	1,932
6.900% due 12/01/2020	2,161	2,363
6.950% due 11/01/2016	435	464
7.060% due 11/01/2019	930	1,024
7.150% due 03/01/2017	657	719
7.190% due 12/01/2019	330	364
7.200% due 10/01/2019	461	508
7.220% due 11/01/2020	542	598
7.500% due 04/01/2017	435	474
7.630% due 06/01/2020	2,955	3,272
7.700% due 07/01/2016	179	196

Vendee Mortgage Trust
0.429% due 06/15/2023 (b)	16,568	208
6.500% due 09/15/2024	11,980	12,579
6.814% due 01/15/2030	1,713	1,995

Total U.S. Government Agencies (Cost $63,333,401)		63,966,860

U.S. TREASURY OBLIGATIONS 2.8%

Treasury Inflation Protected Securities (h)
1.750% due 01/15/2028	819,601	836,121
2.000% due 01/15/2026	757,769	809,451
2.375% due 01/15/2025	470,640	528,881
2.375% due 01/15/2027	661,885	737,227
2.500% due 01/15/2029 (k)(m)	2,228,256	2,526,806
3.625% due 04/15/2028	293,922	379,458
3.875% due 04/15/2029	609,030	815,767

U.S. Treasury Bonds
2.625% due 11/15/2020	1,800	1,677

Total U.S. Treasury Obligations (Cost $6,708,222)		6,635,388

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL	MARKET
		AMOUNT	VALUE
		(000S)	(000S)
MORTGAGE-BACKED SECURITIES 6.2%

Adjustable Rate Mortgage Trust
2.861% due 11/25/2035		$13,085	$10,215
4.854% due 07/25/2035		6,773	6,248
4.915% due 08/25/2035		5,395	4,959
5.274% due 11/25/2035		1,361	1,120
5.286% due 01/25/2036		4,123	3,621

American Home Mortgage Assets
0.440% due 05/25/2046		42,030	25,538
0.440% due 09/25/2046		17,698	10,036
0.460% due 10/25/2046		26,126	14,885
1.012% due 02/25/2047		18,634	9,386
1.232% due 11/25/2046		90,454	43,499

American Home Mortgage Investment Trust
1.960% due 09/25/2045		11,869	10,438
2.090% due 09/25/2035		600	591
2.250% due 02/25/2045		58,367	53,720
2.281% due 10/25/2034		6,025	5,470

Arkle Master Issuer PLC
1.464% due 05/17/2060		801,200	800,250

Arran Residential Mortgages Funding PLC
2.291% due 05/16/2047	EUR	118,375	167,680
2.491% due 05/16/2047		349,850	496,737

Banc of America Commercial Mortgage, Inc.
3.878% due 09/11/2036		$886	891
4.342% due 03/11/2041		152	152
4.772% due 07/11/2043		3,559	3,565
4.811% due 12/10/2042		10	10
4.933% due 07/10/2045		250	264
5.115% due 10/10/2045		200	215
5.381% due 01/15/2049		512	520
5.414% due 09/10/2047		15,000	15,921
5.450% due 06/10/2039		460	495
5.451% due 01/15/2049		1,410	1,484
5.492% due 02/10/2051		25,000	26,252
5.611% due 05/10/2045		14	14
5.634% due 04/10/2049		8,898	9,032
5.658% due 06/10/2049		14,050	14,839
5.689% due 04/10/2049		5,349	5,677
5.741% due 05/10/2045		29,000	31,490
5.742% due 02/10/2051		3,680	3,977
6.202% due 02/10/2051		24,070	26,601
9.073% due 10/11/2037		92	108

Banc of America Funding Corp.
0.544% due 05/20/2035		2,128	1,317
2.796% due 02/20/2036		2,318	2,227
2.828% due 05/25/2035		100,516	98,671
2.830% due 03/20/2035		3,153	3,117
3.071% due 11/20/2034		2,149	1,831
4.963% due 09/20/2034		2,579	2,625
5.312% due 11/20/2035		5,055	3,749
5.500% due 09/25/2034		36,784	36,114
5.500% due 09/25/2035		7,398	7,388
5.515% due 05/20/2036		12,326	9,919
5.611% due 05/20/2036		21,754	20,600
5.641% due 03/20/2036		2,989	2,625
5.670% due 04/20/2036		15,875	13,544
5.671% due 03/20/2036		849	697
5.753% due 10/25/2036		2,119	1,482
5.837% due 01/25/2037		1,704	1,143
5.864% due 01/20/2047		371	264
5.888% due 04/25/2037		5,287	4,459
5.937% due 10/20/2046		7,673	5,291
6.000% due 09/25/2036		18,597	16,210

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Large Loan, Inc.
0.765% due 08/15/2029	$4,493	$4,300
2.005% due 11/15/2015	186,224	176,222
5.620% due 06/24/2050	35,400	37,722
5.640% due 02/17/2051	90,358	96,090
5.895% due 02/15/2051	40,000	43,808

Banc of America Mortgage Securities, Inc.
0.950% due 11/25/2035	4,987	4,708
2.768% due 07/25/2034	371	342
2.849% due 03/25/2035	22,863	19,450
2.866% due 06/25/2035	6,000	4,840
2.876% due 01/25/2035	4,552	3,948
2.881% due 02/25/2036	4,234	3,448
2.885% due 02/25/2035	5,810	5,295
2.926% due 07/25/2033	252	249
2.926% due 05/25/2035	26,510	22,220
2.947% due 07/25/2035	4,587	4,040
2.956% due 05/25/2034	377	377
2.959% due 05/25/2033	2,893	2,893
3.002% due 12/25/2033	3,503	3,520
3.067% due 08/25/2035	18,475	14,862
3.109% due 09/25/2033	2,545	2,474
3.123% due 11/25/2035	2,675	2,193
3.525% due 07/20/2032	1,025	1,000
5.161% due 02/25/2035	6,347	5,820
5.176% due 11/25/2034	3,967	3,695
5.236% due 07/25/2035	3,754	3,410
5.311% due 04/25/2035	4,717	4,246
5.323% due 07/25/2035	4,641	4,288
5.500% due 11/25/2033	4	4
6.000% due 07/25/2046	5,000	4,455
6.500% due 10/25/2031	122	124
6.500% due 09/25/2033	6,794	7,096

Bayview Commercial Asset Trust
0.680% due 08/25/2034	907	807

BCAP LLC Trust
0.420% due 01/25/2037	87,504	54,553
5.500% due 11/25/2034	27,778	26,819

BCRR Trust
4.230% due 12/22/2028	1,195	1,198
4.230% due 03/22/2031	4,464	4,550
4.230% due 12/22/2032	2,488	2,486
4.230% due 05/22/2033	1,172	1,171
4.230% due 08/22/2033	16,100	16,163
4.230% due 11/22/2033	16,893	17,073
4.230% due 03/22/2034	1,354	1,376
4.230% due 04/22/2034	3,585	3,658
4.230% due 05/22/2034	12,778	13,082
4.230% due 04/22/2035	1,304	1,309
4.230% due 05/22/2035	3,936	3,962
4.230% due 06/22/2035	2,800	2,847
4.230% due 09/22/2035	381	381
4.230% due 12/22/2035	12,343	12,530
4.230% due 04/22/2036	3,847	3,844
4.230% due 11/22/2036	4,474	4,539
4.230% due 06/22/2038	2,409	2,438
4.230% due 02/22/2041	2,951	3,038
5.858% due 07/17/2040	10,000	10,735

Bear Stearns Adjustable Rate Mortgage Trust
2.400% due 08/25/2035	1,080	1,043
2.496% due 04/25/2034	8,483	8,083
2.520% due 02/25/2036	16,571	15,438
2.560% due 10/25/2035	10,352	9,480
2.649% due 05/25/2033	1,858	1,878
2.651% due 04/25/2033	2,112	2,114
2.685% due 08/25/2033	64	64
2.710% due 03/25/2035	10,949	10,546

	PRINCIPAL	MARKET
	AMOUNT	VALUE
	(000S)	(000S)
2.711% due 05/25/2034	$35	$35
2.725% due 04/25/2034	65	61
2.726% due 04/25/2033	244	242
2.750% due 01/25/2034	67	55
2.754% due 08/25/2033	315	315
2.770% due 02/25/2033	141	130
2.783% due 03/25/2035	7,968	6,561
2.839% due 05/25/2034	86	83
2.859% due 01/25/2034	9	9
2.860% due 10/25/2035	202,633	187,248
2.864% due 02/25/2034	3,314	2,986
2.875% due 10/25/2033	52	53
2.906% due 11/25/2034	212	202
2.934% due 03/25/2035	1,159	1,119
2.934% due 08/25/2035	10,053	7,842
2.954% due 07/25/2034	678	544
3.057% due 11/25/2034	7,135	6,082
3.075% due 01/25/2034	3,399	3,330
3.101% due 09/25/2034	2,149	1,841
3.121% due 01/25/2035	416	385
3.339% due 12/25/2035	7,355	7,083
3.392% due 11/25/2030	4,228	4,276
3.607% due 11/25/2034	5,326	5,364
4.137% due 05/25/2034	22	22
4.827% due 01/25/2035	76	71
5.023% due 01/25/2035	2,274	2,113
5.025% due 03/25/2035	11,317	9,982
5.136% due 08/25/2035	91,600	92,008
5.219% due 08/25/2035	30,057	26,162
5.297% due 05/25/2047	43,362	33,603
5.376% due 02/25/2036	5,293	4,797
5.434% due 04/25/2033	5,229	5,223
5.526% due 04/25/2033	509	498
5.670% due 02/25/2033	4,225	4,242
5.675% due 02/25/2036	6,178	4,554

Bear Stearns Alt-A Trust
0.410% due 02/25/2034	5,765	4,733
0.450% due 02/25/2034	80	39
0.470% due 04/25/2035	3,239	2,570
0.470% due 12/25/2046 (a)	47	1
0.490% due 02/25/2036	4,463	2,917
2.568% due 03/25/2035	28	21
2.612% due 12/25/2033	2,866	2,777
2.643% due 05/25/2035	130,891	110,557
2.663% due 01/25/2036	26,436	15,405
2.693% due 10/25/2033	96	82
2.802% due 02/25/2036 (a)	2,578	1,316
2.868% due 03/25/2036	3,061	1,755
2.922% due 01/25/2035	5,896	4,789
2.955% due 02/25/2034	6,573	6,208
2.987% due 09/25/2035	65,222	51,061
3.033% due 09/25/2034	298	239
3.552% due 02/25/2034	62	58
4.198% due 08/25/2036 (a)	8,491	2,752
5.089% due 11/25/2036	455	289
5.195% due 11/25/2036	104	65
5.233% due 11/25/2036	812	539
5.999% due 08/25/2036	163	112

Bear Stearns Commercial Mortgage Securities
0.365% due 03/15/2019	460	453
3.970% due 11/11/2035	44	44
4.871% due 09/11/2042	100	106
4.980% due 02/11/2041	310	323
5.116% due 02/11/2041	900	960
5.127% due 10/12/2042	6,798	6,824
5.201% due 12/11/2038	2,250	2,372
5.205% due 02/11/2044	6,381	6,488

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.330% due 01/12/2045	$500	$512
5.331% due 02/11/2044	51,225	53,658
5.455% due 03/11/2039	13,950	15,157
5.468% due 06/11/2041	100	107
5.471% due 01/12/2045	30,150	32,359
5.610% due 11/15/2033	1,379	1,387
5.694% due 06/11/2050	48,340	51,692
5.698% due 09/11/2038	518	552
5.700% due 06/13/2050	57,455	61,247
5.703% due 06/11/2050	1,300	1,366
5.718% due 06/11/2040	65,984	71,140
5.723% due 09/11/2038	300	329
6.480% due 02/15/2035	48	48
7.000% due 05/20/2030	19,623	20,850

Bear Stearns Mortgage Securities, Inc.
3.576% due 06/25/2030	53	53

Bear Stearns Structured Products, Inc.
2.683% due 01/26/2036	6,438	4,308
5.222% due 12/26/2046	5,614	4,008

Bella Vista Mortgage Trust
0.503% due 05/20/2045	62	38

CC Mortgage Funding Corp.
0.430% due 05/25/2036	3,737	2,523

Chase Mortgage Finance Corp.
2.903% due 02/25/2037	2,225	2,082
2.905% due 02/25/2037	1,525	1,408
2.948% due 12/25/2035	20,938	17,559
3.743% due 03/25/2037	21,503	17,770
4.921% due 02/25/2037	17,124	16,315
5.292% due 12/25/2035	10,954	10,033
5.916% due 03/25/2037	843	817
5.981% due 09/25/2036	275	213
6.000% due 11/25/2036	1,410	1,253
6.000% due 02/25/2037	3,000	2,451
6.000% due 03/25/2037	20,000	16,941

Chaseflex Trust
0.750% due 06/25/2035	6,517	5,650
5.500% due 06/25/2035	34	34
6.000% due 02/25/2037	4,500	3,477

Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	4,845	4,968
5.250% due 12/25/2033	181	181
5.500% due 12/25/2022	2,056	2,018
5.500% due 02/25/2026	1,281	1,244
5.500% due 04/25/2037	5,121	4,615
5.750% due 09/25/2037	8,748	8,094
6.000% due 06/25/2036	8,900	8,432

Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	374
5.622% due 12/10/2049	123	123
5.698% due 12/10/2049	11,118	12,005
5.733% due 03/15/2049	425	463
5.822% due 12/10/2049	39,502	43,344
5.860% due 07/17/2040	7,592	7,567

Citigroup Mortgage Loan Trust, Inc.
0.320% due 01/25/2037	1,290	710
1.050% due 08/25/2035	4,716	3,728
2.210% due 08/25/2035	10,258	9,904
2.510% due 08/25/2035	2,216	2,109
2.560% due 08/25/2035	77,930	69,459
2.650% due 10/25/2035	47,322	40,879
2.670% due 12/25/2035	53,634	52,256
2.799% due 02/25/2034	6,450	6,362
2.815% due 12/25/2035	4,272	2,830
2.820% due 12/25/2035	145	135
2.909% due 08/25/2035	75,491	72,918
2.983% due 09/25/2034	1,626	1,583

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.151% due 09/25/2035	$121,664	$110,843
5.492% due 07/25/2046	12,401	9,096
5.770% due 09/25/2037	82,347	58,729

Citigroup/Deutsche Bank Commercial Mortgage Trust
5.205% due 12/11/2049	17,400	17,788
5.222% due 07/15/2044	500	537
5.322% due 12/11/2049	94,870	99,708
5.346% due 01/15/2046	300	322
5.617% due 10/15/2048	3,515	3,778
5.886% due 11/15/2044	4,205	4,549

Citimortgage Alternative Loan Trust
6.000% due 06/25/2037	2,991	2,277

Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	332	372

Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	15	16

Commercial Mortgage Asset Trust
6.975% due 01/17/2032	170	178

Commercial Mortgage Loan Trust
6.013% due 12/10/2049	58,150	62,688

Commercial Mortgage Pass-Through Certificates
0.480% due 02/05/2019	5,725	5,681
0.754% due 07/16/2034	4,808	4,801
5.116% due 06/10/2044	250	267
5.306% due 12/10/2046	137,853	145,327
5.543% due 12/11/2049	7,500	7,979
5.769% due 06/10/2046	390	426
5.815% due 12/10/2049	5,550	6,022

Community Program Loan Trust
4.500% due 10/01/2018	2,310	2,333
4.500% due 04/01/2029	26,000	24,715

Countrywide Alternative Loan Trust
0.404% due 05/20/2046	624	595
0.420% due 01/25/2037	3,792	2,260
0.420% due 05/25/2047	7,072	4,777
0.430% due 05/25/2047	6,742	3,966
0.434% due 02/20/2047	1,540	864
0.440% due 09/25/2046	38,562	21,683
0.448% due 12/20/2046	109,343	63,061
0.450% due 05/25/2036	3,092	1,914
0.450% due 06/25/2037	20	12
0.460% due 05/25/2035	342	230
0.460% due 07/25/2046	7,336	4,941
0.464% due 05/20/2046	1,914	1,080
0.464% due 07/20/2046	47,313	21,353
0.500% due 09/25/2046	1,000	207
0.500% due 10/25/2046	512	196
0.509% due 07/25/2046	800	157
0.520% due 05/25/2036	545	116
0.530% due 02/25/2037	5,358	3,291
0.580% due 09/25/2035	3,157	1,908
0.600% due 09/25/2035	3,120	2,004
0.600% due 05/25/2037	424	251
0.700% due 08/25/2033	58	55
0.800% due 10/25/2036	10,890	6,360
0.950% due 10/25/2035	6,028	5,016
1.312% due 12/25/2035	791	501
1.312% due 02/25/2036	1,234	831
1.350% due 02/25/2036	14,400	9,336
1.412% due 08/25/2035	531	298
1.812% due 11/25/2035	2,737	1,696
2.352% due 11/25/2035	35	22
5.000% due 08/25/2019	683	684
5.000% due 01/25/2035	56	55
5.221% due 10/25/2035	3,803	3,222
5.250% due 10/25/2033	18,459	18,648
5.250% due 06/25/2035	2,126	1,900

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/25/2035	$17,000	$14,548
5.663% due 02/25/2037	37,767	28,575
5.701% due 11/25/2035	3,255	2,135
5.750% due 03/25/2037	3,000	2,226
5.801% due 08/25/2036	1,778	1,790
6.000% due 10/25/2032	1,190	1,232
6.000% due 10/25/2033	1,101	1,142
6.000% due 12/25/2033	23	23
6.000% due 02/25/2034	27	27
6.000% due 04/25/2036	3,573	2,623
6.000% due 01/25/2037	15,682	12,034
6.000% due 02/25/2037	1,856	1,342
6.250% due 12/25/2033	416	430
6.250% due 11/25/2036	2,121	1,715
6.250% due 08/25/2037	7,626	5,069
6.500% due 05/25/2036	8,860	5,309

Countrywide Home Loan Mortgage Pass-Through Trust
0.480% due 05/25/2035	17,624	12,044
0.540% due 04/25/2035	22,001	14,042
0.570% due 03/25/2035	595	390
0.580% due 02/25/2035	2,443	1,808
0.590% due 02/25/2035	503	385
0.590% due 06/25/2035	7,060	6,013
0.590% due 03/25/2036	790	247
0.600% due 02/25/2036	456	125
0.630% due 09/25/2034	38	23
0.650% due 08/25/2018	1,649	1,605
2.250% due 07/19/2031	26	25
2.638% due 06/20/2034	1,613	1,354
2.812% due 02/20/2035	5,209	4,496
2.820% due 10/19/2032	65	46
2.984% due 08/25/2034	431	343
2.991% due 11/20/2034	10,003	8,590
3.017% due 02/20/2036	38,561	32,297
3.051% due 04/20/2035	19	18
3.118% due 11/25/2034	3,365	2,940
3.881% due 07/25/2034	4,438	4,246
4.195% due 11/19/2033	1,230	1,225
4.980% due 02/25/2047	2,747	1,869
5.000% due 11/25/2035	3,522	3,568
5.077% due 10/20/2035	3,232	2,344
5.103% due 03/25/2037	2,707	1,610
5.139% due 01/20/2035	4,932	4,805
5.147% due 04/25/2035	17,855	16,132
5.250% due 04/25/2035	18,323	18,332
5.250% due 02/20/2036	49	34
5.323% due 02/20/2036	824	636
5.393% due 04/20/2036	7,491	5,896
5.500% due 12/25/2034	25,454	26,575
5.500% due 05/25/2035	119,582	119,327
5.500% due 09/25/2035	19,940	18,962
5.500% due 10/25/2035	22,104	20,934
5.500% due 11/25/2035	21,758	16,045
5.500% due 04/25/2038	15,412	14,851
5.538% due 05/20/2036	4,870	3,476
5.750% due 02/25/2037	9,071	8,279
5.783% due 09/25/2047	7,955	5,774
6.000% due 10/25/2034	70	70
6.000% due 08/25/2037	31,804	32,383
6.000% due 09/25/2037	1,663	1,583
6.250% due 09/25/2036	18,000	16,578
6.500% due 01/25/2034	773	785
6.500% due 11/25/2034	1,247	1,260
7.500% due 06/25/2035	397	398

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage Securities Corp.
0.884% due 03/25/2032		$701	$607
1.962% due 05/25/2032		66	68
2.495% due 07/25/2033		36	35
2.498% due 04/25/2034		28,418	28,580
2.665% due 06/25/2032		55	48
2.675% due 08/25/2033		179	182
2.745% due 05/25/2032		155	155
2.836% due 09/25/2034		4,117	3,966
4.106% due 12/15/2035		4,878	4,937
4.512% due 07/15/2037		157	158
4.832% due 06/25/2032		23	21
5.100% due 08/15/2038		200	214
5.104% due 08/15/2038		250	266
5.435% due 09/15/2034		4,564	4,592
5.500% due 09/25/2035		15,406	14,426
5.500% due 10/25/2035		5,029	4,834
6.000% due 11/25/2035		70	53
6.500% due 04/25/2033		1,500	1,577
7.500% due 12/25/2032		4	4

Credit Suisse Mortgage Capital Certificates
0.485% due 10/15/2021		9,939	9,730
5.383% due 02/15/2040		4,200	4,338
5.467% due 09/15/2039		43,630	46,185
5.467% due 09/16/2039		47,400	50,893
5.467% due 09/18/2039		26,000	26,851
5.509% due 04/15/2047		40,150	41,747
5.525% due 06/15/2039		12,463	12,751
5.579% due 04/25/2037		1,937	1,364
5.658% due 06/10/2049		34,815	36,974
5.660% due 03/15/2039		14,987	16,112
5.695% due 09/15/2040		47,601	49,651
5.863% due 02/25/2037		5,017	3,288
5.949% due 12/18/2049		126,047	136,854

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		3,570	2,268
5.720% due 09/25/2036		3,585	2,570
6.172% due 06/25/2036		4,605	3,166

CW Capital Cobalt Ltd.
5.484% due 04/15/2047		4,100	4,229

DECO Series
0.975% due 10/27/2014	GBP	13,500	21,087
1.301% due 01/27/2018	EUR	36,279	48,558

Deutsche ALT-A Securities, Inc.
0.350% due 10/25/2036		$12	5
0.400% due 02/25/2047		15,662	8,566
5.066% due 10/25/2035		7,370	6,611
5.239% due 10/25/2035		11,383	8,890
5.500% due 12/25/2035		4,065	2,787
5.869% due 10/25/2036		3,391	2,152
5.886% due 10/25/2036		3,391	2,155
6.005% due 10/25/2036 (a)		2,669	1,579
6.300% due 07/25/2036		3,823	2,477

Deutsche Mortgage Securities, Inc.
1.511% due 06/28/2047		14,942	14,924
5.217% due 06/26/2035		27,000	26,222

DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021 (p)		186	156

Downey Savings & Loan Association Mortgage Loan Trust
0.434% due 04/19/2048		4,871	1,986
2.477% due 07/19/2044		76	61

Drexel Burnham Lambert CMO Trust
9.500% due 11/20/2017		12	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMF-NL
1.806% due 04/17/2041	EUR	10,200	$11,637
2.006% due 10/17/2041		35,000	42,906

European Loan Conduit
1.243% due 05/15/2019		49,840	64,877

Eurosail PLC
1.756% due 10/17/2040		5,472	7,183

First Horizon Alternative Mortgage Securities
0.750% due 06/25/2035		$14,753	12,609
2.325% due 08/25/2034		2,035	1,811
2.368% due 09/25/2035		9,802	7,500
2.374% due 04/25/2035		5,222	4,516
2.375% due 08/25/2035		6,272	4,938
5.500% due 05/25/2035		10,067	8,953
5.500% due 06/25/2035		12,335	11,440
6.250% due 08/25/2037		2,098	1,390

First Horizon Asset Securities, Inc.
2.708% due 12/25/2033		24	24
2.720% due 02/25/2034		99	102
2.754% due 04/25/2035		10,026	9,369
2.771% due 05/25/2035		1,726	1,570
2.869% due 06/25/2035		7,631	6,566
2.880% due 10/25/2035		8,228	7,258
2.921% due 08/25/2035		6,289	5,076
5.250% due 05/25/2021		2,023	2,062
5.250% due 03/25/2035		10,475	10,220
5.254% due 06/25/2035		1,807	1,680
5.290% due 10/25/2035		4,341	3,990
5.296% due 06/25/2035		6,555	6,059
5.388% due 01/25/2037		200	162
5.419% due 09/25/2035		17,305	16,140
5.500% due 01/25/2035		1,600	1,630
5.533% due 11/25/2035		10,702	9,551
5.573% due 11/25/2034		10,314	10,243
6.240% due 10/25/2036		4,821	4,119

First Nationwide Trust
6.750% due 08/21/2031		569	590

First Republic Mortgage Loan Trust
0.555% due 08/15/2032		498	474
0.605% due 11/15/2031		429	397
0.655% due 11/15/2032		75	71
0.730% due 06/25/2030		1,401	1,377
0.755% due 11/15/2030		63	63

First Union National Bank Commercial Mortgage
6.141% due 02/12/2034		162	166

Fund America Investors Corp. II
2.393% due 06/25/2023		145	145

GE Capital Commercial Mortgage Corp.
0.465% due 06/10/2048 (b)		2,661	14
4.229% due 12/10/2037		2,219	2,227

GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		3,325	3,546
5.713% due 10/15/2038		571	591

GMAC Mortgage Corp. Loan Trust
0.700% due 12/25/2033		89	88
3.025% due 06/25/2034		4,588	4,068
3.446% due 06/25/2034		69	65
4.988% due 05/25/2035		9,193	8,630

GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		202	200
8.950% due 08/20/2017		54	60

Government Lease Trust
4.000% due 05/18/2011		44,915	45,014
6.480% due 05/18/2011		172	173

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gracechurch Mortgage Financing PLC
0.392% due 11/20/2056		$118,839	$117,476
0.412% due 11/20/2056		11,900	11,699
1.178% due 11/20/2056	EUR	85,193	119,383

Granite Master Issuer PLC
0.344% due 12/17/2054		$7,006	6,634
0.354% due 12/20/2054		61,482	58,223
0.724% due 12/20/2054	GBP	2,614	3,989
0.734% due 12/20/2054		13,488	20,467
0.804% due 12/20/2054		3,973	6,058
0.987% due 12/17/2054	EUR	2,614	3,507
0.997% due 12/20/2054		19,579	26,289
1.067% due 12/20/2054		8,604	11,534

Greenpoint Mortgage Funding Trust
0.330% due 10/25/2046		$1,170	1,070
0.330% due 01/25/2047		534	492
0.450% due 10/25/2046		959	240
0.450% due 12/25/2046		898	175
0.470% due 06/25/2045		1,392	937
0.520% due 04/25/2036		645	123
0.520% due 11/25/2045		720	475
0.590% due 10/25/2046		877	137

Greenwich Capital Commercial Funding Corp.
0.400% due 11/05/2021		10,460	10,260
4.799% due 08/10/2042		2,700	2,848
5.224% due 04/10/2037		27,908	29,711
5.381% due 03/10/2039		592	605
5.444% due 03/10/2039		94,056	99,547
5.597% due 12/10/2049		4,000	4,179
5.890% due 07/10/2038		289	291

GS Mortgage Securities Corp.
2.716% due 02/10/2021		30,000	30,114

GS Mortgage Securities Corp. II
1.142% due 03/06/2020		4,923	4,924
1.535% due 03/06/2020		27,390	27,406
4.761% due 07/10/2039		225	235
5.479% due 11/10/2039		134	135
5.506% due 04/10/2038		77	78
5.560% due 11/10/2039		35,665	38,354
5.808% due 08/10/2045		5,000	5,309
6.044% due 08/15/2018		1,837	1,857

GSMPS Mortgage Loan Trust
7.500% due 06/25/2043		5,474	5,619

GSR Mortgage Loan Trust
0.600% due 01/25/2034		215	210
1.990% due 03/25/2033		66	67
2.554% due 06/25/2034		50	46
2.745% due 04/25/2035		11,458	10,440
2.774% due 11/25/2035		8,282	7,489
2.784% due 01/25/2036		460	389
2.796% due 09/25/2035		71,857	70,430
2.815% due 09/25/2035		41,189	40,908
2.836% due 05/25/2035		41,068	34,533
2.838% due 04/25/2036		170	145
2.881% due 07/25/2035		9,800	7,645
2.907% due 09/25/2035		12,900	11,585
2.995% due 12/25/2034		6,447	5,581
3.044% due 01/25/2035		6,891	6,511
5.115% due 04/25/2035		9,478	8,834
5.181% due 11/25/2035		128,352	124,026
5.269% due 11/25/2035		9,095	7,675
5.352% due 05/25/2035		11,224	10,642
5.500% due 03/25/2035		150	150
5.750% due 02/25/2036		3,981	3,744
5.750% due 02/25/2037		17,577	16,690
6.000% due 03/25/2032		31	32
6.000% due 11/25/2035		22,486	21,913

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.000% due 01/25/2037		$37,712	$	36,074
6.000% due 03/25/2037		30,466		28,616
6.000% due 05/25/2037		21,263		21,040
6.500% due 09/25/2036		10,832		9,650

Harborview Mortgage Loan Trust
0.384% due 04/19/2038		26,884		17,374
0.404% due 01/25/2047		6,467		4,111
0.434% due 07/19/2046		46,275		28,600
0.444% due 07/21/2036		6,528		4,309
0.444% due 01/19/2038		11,144		7,371
0.454% due 09/19/2046		9,687		6,344
0.474% due 05/19/2035		2,565		1,764
0.494% due 03/19/2036		17,807		11,272
0.534% due 02/19/2036		15,328		9,724
0.564% due 11/19/2035		7,444		5,195
0.594% due 06/20/2035		7,787		6,561
0.604% due 01/19/2035		3,445		2,217
0.624% due 02/19/2034		9		8
1.250% due 11/25/2047		4,183		3,115
2.470% due 06/19/2034		8,460		7,642
2.884% due 07/19/2035		194		168
2.936% due 07/19/2035		1,094		892
3.025% due 05/19/2033		124		125
5.505% due 08/19/2036		6,271		5,076

Holmes Master Issuer PLC
2.339% due 10/15/2054	EUR	185,400		262,730

Homebanc Mortgage Trust
0.430% due 12/25/2036		$3,274		2,532
5.753% due 04/25/2037		4,100		2,462
5.797% due 04/25/2037		8,302		7,203

Impac CMB Trust
1.010% due 10/25/2033		60		54
1.250% due 07/25/2033		1,491		1,361
5.410% due 09/25/2034		535		536

Impac Secured Assets CMN Owner Trust
0.340% due 11/25/2036		2,620		2,475

Indymac ARM Trust
1.811% due 01/25/2032		158		135
1.959% due 01/25/2032		580		493
2.447% due 08/25/2031		464		452

Indymac IMSC Mortgage Loan Trust
0.430% due 07/25/2047		16,878		10,036

Indymac INDA Mortgage Loan Trust
2.621% due 01/25/2036		24,847		20,744
5.640% due 08/25/2036		4,100		3,051

Indymac INDB Mortgage Loan Trust
0.550% due 11/25/2035		1,287		648

Indymac Index Mortgage Loan Trust
0.440% due 09/25/2046		28,265		16,854
0.450% due 11/25/2046		1,049		329
0.450% due 06/25/2047		14,454		7,832
0.490% due 04/25/2035		2,489		1,700
0.490% due 07/25/2035		4,730		3,101
0.550% due 06/25/2037 (a)		2,332		945
1.030% due 05/25/2034		23		16
2.553% due 01/25/2036		11,812		7,472
2.677% due 12/25/2034		2,690		2,043
2.818% due 01/25/2035		272		208
4.809% due 04/25/2037		16,659		8,858
5.000% due 08/25/2035		3,204		2,321
5.018% due 09/25/2035		6,318		3,574
5.080% due 01/25/2036		1,645		1,325
5.148% due 10/25/2035		1,523		1,224
5.186% due 06/25/2035		2,723		2,127
5.284% due 06/25/2036		2,729		2,318
5.397% due 04/25/2037		37,548		22,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Jamaica Housing Development
3.104% due 10/01/2018	$5,162	$5,043

JPMorgan Alternative Loan Trust
0.420% due 08/25/2036	30,000	23,300
5.550% due 10/25/2036	583	560

JPMorgan Chase Commercial Mortgage Securities Corp.
0.024% due 01/12/2043 (b)	10,098	4
0.630% due 07/15/2019	15,653	14,769
4.372% due 10/12/2037	327	330
4.393% due 07/12/2037	20	21
4.824% due 09/12/2037	16,300	16,429
4.918% due 10/15/2042	200	212
4.936% due 08/15/2042	200	213
5.038% due 03/15/2046	485	516
5.050% due 12/12/2034	10,000	10,427
5.247% due 01/12/2043	478	478
5.298% due 05/15/2047	8,200	8,341
5.336% due 05/15/2047	235,858	246,915
5.379% due 04/15/2043	33	33
5.399% due 05/15/2045	2,235	2,396
5.420% due 01/15/2049	69,184	72,960
5.429% due 12/12/2043	500	535
5.440% due 06/12/2047	59,860	63,116
5.721% due 02/12/2049	4,250	4,518
5.738% due 02/12/2049	79,566	85,207
5.794% due 02/12/2051	15,695	16,906
5.857% due 10/12/2035	1,658	1,671
5.863% due 04/15/2045	43,365	47,642
5.882% due 02/15/2051	33,040	35,374

JPMorgan Mortgage Trust
2.162% due 11/25/2033	60	61
2.863% due 02/25/2036	55,301	44,265
2.909% due 02/25/2036	3,136	3,008
2.922% due 07/25/2035	30,318	30,139
2.967% due 07/25/2035	3,091	2,966
3.006% due 07/25/2035	13,252	13,062
3.081% due 08/25/2035	9,513	8,140
3.142% due 08/25/2035	5,737	5,016
3.211% due 10/25/2035	45,063	40,701
4.707% due 02/25/2034	2,556	2,602
4.784% due 07/25/2035	7,510	7,118
4.881% due 04/25/2035	1,215	1,162
5.000% due 08/25/2020	26,801	26,717
5.041% due 02/25/2035	5,694	5,806
5.101% due 10/25/2035	26,445	24,613
5.169% due 06/25/2035	31,894	31,238
5.279% due 07/25/2035	10,004	9,331
5.301% due 10/25/2035	2,056	1,775
5.356% due 08/25/2035	12,068	11,459
5.387% due 07/25/2035	3,357	3,368
5.404% due 11/25/2035	8,053	7,641
5.437% due 09/25/2035	2,613	2,435
5.500% due 07/25/2036	7,148	6,841
5.515% due 07/27/2037	33,552	28,798
5.653% due 04/25/2037	53	50
5.662% due 04/25/2036	26,566	25,858
5.676% due 10/25/2036	13,249	10,900
5.699% due 04/25/2036	12,600	10,584
5.710% due 05/25/2036	13,127	11,143
5.750% due 01/25/2036	14,499	13,637
5.945% due 10/25/2036	79,112	67,207
6.500% due 07/25/2036	12,887	12,537

LB Commercial Conduit Mortgage Trust
5.928% due 07/15/2044	23,694	25,359

LB Mortgage Trust
8.456% due 01/20/2017	7,862	7,906

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

LB-UBS Commercial Mortgage Trust
4.553% due 07/15/2030	$27	$	27
4.563% due 09/15/2026	4,640		4,730
4.568% due 01/15/2031	390		409
4.739% due 07/15/2030	200		212
4.742% due 02/15/2030	45		47
5.084% due 02/15/2031	255		255
5.124% due 11/15/2032	405		431
5.303% due 02/15/2040	476		486
5.372% due 09/15/2039	20,900		22,304
5.424% due 02/15/2040	75,816		80,508
5.430% due 02/15/2040	88,983		93,758
5.532% due 03/15/2032	183		183
5.661% due 03/15/2039	16,790		18,101
5.866% due 09/15/2045	47,205		50,531
5.876% due 06/15/2038	2,516		2,766
6.133% due 12/15/2030	1,150		1,168
6.365% due 12/15/2028	413		414

Lehman Mortgage Trust
0.570% due 08/25/2036	28,801		25,562
6.449% due 04/25/2036	4,312		4,312

Luminent Mortgage Trust
0.420% due 12/25/2036	21,915		13,744
0.430% due 12/25/2036	9,237		5,884
0.450% due 10/25/2046	7,872		5,440

MASTR Adjustable Rate Mortgages Trust
0.460% due 04/25/2046	13,038		7,382
0.490% due 05/25/2037	2,674		1,435
0.550% due 05/25/2047	1,000		351
2.537% due 07/25/2035	5,020		4,090
2.699% due 05/25/2034	392		321
2.761% due 10/25/2032	2,072		2,077
2.839% due 12/25/2033	626		582
2.899% due 11/21/2034	16,700		16,369

MASTR Alternative Loans Trust
0.650% due 11/25/2033	401		397
0.650% due 03/25/2036	11,498		3,654

MASTR Asset Securitization Trust
5.500% due 09/25/2033	2,203		2,317
5.750% due 05/25/2036	24,375		22,483

MASTR Seasoned Securities Trust
6.211% due 09/25/2017	9,843		10,326
6.500% due 08/25/2032	20,303		21,147

Mellon Residential Funding Corp.
0.695% due 12/15/2030	2,631		2,519
0.735% due 06/15/2030	3,682		3,641
0.955% due 11/15/2031	12,852		12,348
0.995% due 09/15/2030	3,219		2,794
1.135% due 11/15/2031	202		146
2.610% due 10/20/2029	7,489		6,914

Merrill Lynch Alternative Note Asset
0.550% due 03/25/2037	4,812		2,268
5.036% due 06/25/2037 (a)	3,705		2,139

Merrill Lynch Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	10,430		10,944
5.378% due 08/12/2048	25,620		26,545
5.414% due 07/12/2046	300		318
5.485% due 03/12/2051	33,790		35,389
5.700% due 09/12/2049	95,407		99,972
5.745% due 06/12/2050	29,150		30,462
5.965% due 08/12/2049	58,832		63,177

Merrill Lynch Floating Trust
0.325% due 06/15/2022	574		563
0.797% due 07/09/2021	43,691		41,569

Merrill Lynch Mortgage Investors, Inc.
0.460% due 02/25/2036	1,015		781
0.500% due 08/25/2036	1,502		1,229

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.961% due 12/25/2032		$1,199	$1,213
2.305% due 02/25/2033		64	61
2.333% due 05/25/2033		1,286	1,306
2.586% due 02/25/2034		30	30
2.636% due 02/25/2035		6,777	6,436
2.669% due 12/25/2035		4,186	3,443
2.753% due 06/25/2035		34,113	31,111
2.787% due 08/25/2034		3,553	3,497
2.937% due 05/25/2033		18	18
5.311% due 09/25/2035		41,777	38,288
5.429% due 12/25/2035		17,134	15,325
6.412% due 12/15/2030		2,805	3,043
6.720% due 11/15/2026		14	15

Merrill Lynch Mortgage Trust
5.724% due 06/12/2050		6,056	6,213
5.828% due 06/12/2050		13,851	14,465

Merrill Lynch Mortgage-Backed Securities Trust
5.416% due 04/25/2037		16,079	11,840

MLCC Mortgage Investors, Inc.
0.500% due 11/25/2035		2,297	1,989
0.580% due 11/25/2029		806	736
0.820% due 11/25/2029		1,144	1,063
0.910% due 06/25/2028		3,181	3,103
1.250% due 10/25/2035		1,999	1,760
1.707% due 10/25/2035		93,064	85,550
1.970% due 01/25/2029		1,071	1,070
2.009% due 02/25/2036		12,153	10,323
2.208% due 04/25/2035		1,089	1,042
2.473% due 05/25/2036		6,690	5,976
4.250% due 10/25/2035		3,771	3,222
5.841% due 06/25/2037		4,749	4,442

Morgan Stanley Capital I
0.315% due 10/15/2020		35,349	33,995
0.472% due 05/24/2043		5,909	5,790
4.700% due 07/15/2056		100	105
5.168% due 01/14/2042		200	214
5.283% due 11/12/2041		96	97
5.332% due 12/15/2043		41,870	44,174
5.364% due 03/15/2044		2,500	2,616
5.402% due 03/12/2044		700	754
5.447% due 02/12/2044		530	556
5.514% due 11/12/2049		500	538
5.569% due 12/15/2044		26,700	28,005
5.610% due 04/15/2049		25,678	25,988
5.646% due 06/11/2042		300	329
5.692% due 04/15/2049		58,600	61,742
5.809% due 12/12/2049		107,810	116,505
5.852% due 12/12/2049		385	400
5.877% due 06/11/2049		35,809	38,149

Morgan Stanley Dean Witter Capital I
4.740% due 11/13/2036		26,500	27,544
5.500% due 04/25/2017		14	14

Morgan Stanley Mortgage Loan Trust
0.560% due 01/25/2035		26	22
3.632% due 06/25/2036		5,234	5,061
5.177% due 07/25/2035		5,555	5,094
5.701% due 02/25/2047		3,932	2,509
5.738% due 06/25/2036		29,822	18,302

Morgan Stanley Re-REMIC Trust
5.808% due 08/12/2045		138,837	149,985
5.808% due 08/15/2045		81,900	88,476

New York Mortgage Trust, Inc.
3.401% due 05/25/2036		37,756	31,340

Newgate Funding PLC
1.406% due 12/15/2050	GBP	62,246	97,345
1.773% due 12/15/2050	EUR	107,200	130,047

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Nomura Asset Acceptance Corp.
2.605% due 10/25/2035		$269	$	196
5.367% due 02/25/2036 (a)		1,299		812
5.820% due 03/25/2047		2,955		2,503
6.138% due 03/25/2047		2,715		2,309
7.000% due 02/19/2030		2,104		2,116

OBP Depositor LLC Trust
4.646% due 07/15/2045		62,000		62,997

Ocwen Residential MBS Corp.
7.000% due 10/25/2040		154		17

Opera Finance PLC
1.188% due 01/15/2015	EUR	14,050		16,369

Opteum Mortgage Acceptance Corp.
0.509% due 07/25/2035		$1,658		1,576

Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		23		26

Paine Webber CMO Trust
8.625% due 09/01/2018		2		2
1359.500% due 08/01/2019 (b)		0		1

Permanent Master Issuer PLC
0.383% due 10/15/2033		6,500		6,447
0.413% due 07/15/2033		10,000		9,825
0.870% due 10/15/2033	GBP	18,000		28,358

Prime Mortgage Trust
0.650% due 02/25/2019		$924		905
0.650% due 02/25/2034		7,527		6,931
5.000% due 02/25/2019		36		37

Provident Funding Mortgage Loan Trust
2.669% due 04/25/2034		8,874		8,872
2.742% due 10/25/2035		6,705		6,508

Prudential Securities Secured Financing Corp.
7.094% due 06/16/2031		41		41

Prudential-Bache CMO Trust
8.400% due 03/20/2021		5		5

RBSCF Trust
5.223% due 08/16/2048		48,438		50,442
5.305% due 01/16/2049		15,013		15,272
5.331% due 02/16/2044		21,173		22,199
5.336% due 05/16/2047		29,124		31,082
5.420% due 01/16/2049		28,804		30,678
5.467% due 09/16/2039		1,900		2,029
5.692% due 04/16/2049		26,300		28,413
5.695% due 09/16/2040		7,500		8,101
5.900% due 02/16/2051		42,211		45,790
6.013% due 12/16/2049		37,000		40,785
6.068% due 09/17/2039		2,600		2,852

Regal Trust IV
3.008% due 09/29/2031		778		744

Resecuritization Mortgage Trust
0.498% due 04/26/2021		1		1

Residential Accredit Loans, Inc.
0.430% due 06/25/2046		133,833		54,431
0.500% due 08/25/2037		11,124		7,522
0.550% due 08/25/2035		1,148		712
0.554% due 09/25/2046		467		66
0.580% due 03/25/2037		2,966		1,078
0.650% due 01/25/2033		58		56
0.900% due 07/25/2033		223		201
3.348% due 08/25/2035 (a)		1,923		1,115
5.681% due 09/25/2035		2,412		1,829
5.714% due 02/25/2036 (a)		2,457		1,334
6.000% due 06/25/2036		166		114

Residential Asset Mortgage Products, Inc.
8.500% due 10/25/2031		548		592

Residential Asset Securitization Trust
0.650% due 01/25/2046 (a)		27,997		12,971
0.700% due 12/25/2036 (a)		946		409

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
0.750% due 03/25/2035		$21,266	$	17,360
5.000% due 08/25/2019		7,794		7,798
5.500% due 07/25/2035		1,083		867
5.750% due 02/25/2036 (a)		2,014		1,531
6.250% due 10/25/2036 (a)		1,270		894

Residential Funding Mortgage Securities I
0.650% due 07/25/2018		247		234
3.249% due 09/25/2035		271		190
5.250% due 03/25/2034		86		87
5.273% due 06/25/2035		5,822		5,327
5.500% due 12/25/2034		1,600		1,507
6.000% due 06/25/2036		5,930		5,382
6.500% due 03/25/2032		449		468

Saecure BV
1.237% due 05/25/2036	EUR	418		590

Salomon Brothers Mortgage Securities VII, Inc.
0.750% due 05/25/2032		$134		110
2.827% due 12/25/2030		114		119
4.000% due 12/25/2018		175		180
4.865% due 03/18/2036		80		83
5.045% due 03/18/2036		40		40

Santa Barbara Savings & Loan Association
9.500% due 11/20/2018		145		165

Sears Mortgage Securities
12.000% due 02/25/2014		28		31

Securitized Asset Sales, Inc.
2.736% due 11/26/2023		110		108

Sequoia Mortgage Trust
0.454% due 07/20/2036		8,381		6,983
0.604% due 10/19/2026		470		415
0.604% due 07/20/2033		642		620
0.634% due 10/20/2027		407		379
0.914% due 06/20/2033		52		48
2.463% due 01/20/2047		6,934		5,636
2.811% due 04/20/2035		30,063		28,890
5.486% due 09/20/2046		15,675		13,533
5.615% due 01/20/2047		9,743		8,606

Sovereign Commercial Mortgage Securities Trust
5.825% due 07/22/2030		1,086		1,117

Structured Adjustable Rate Mortgage Loan Trust
0.470% due 05/25/2037		346		226
0.490% due 06/25/2035		1,008		860
1.712% due 01/25/2035		487		285
2.519% due 03/25/2034		2,570		2,630
2.564% due 06/25/2035		5,043		4,085
2.585% due 02/25/2034		3,865		3,744
2.588% due 05/25/2034		415		394
2.603% due 07/25/2034		987		919
2.604% due 01/25/2036		6,282		5,251
2.611% due 01/25/2035		491		415
2.630% due 08/25/2034		2,416		2,180
2.651% due 08/25/2035		124		100
2.652% due 04/25/2034		7,561		6,923
5.097% due 09/25/2036		4,100		2,429
5.157% due 05/25/2036		4,100		3,206
5.190% due 12/25/2034		270		259
5.205% due 09/25/2034		1,506		1,428
5.269% due 11/25/2035		1,696		1,140
5.412% due 07/25/2035		1,971		1,757
5.786% due 03/25/2036		2,523		1,926
5.950% due 02/25/2036		2,853		2,236
6.000% due 10/25/2037 (a)		2,085		1,020

Structured Asset Mortgage Investments, Inc.
0.350% due 09/25/2047		50		50
0.370% due 08/25/2036		21,280		13,951
0.380% due 03/25/2037		4,981		3,086
0.420% due 03/25/2037		1,236		303

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund  (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.440% due 06/25/2036	$1,632	$1,105
0.440% due 07/25/2046	48,753	30,395
0.460% due 04/25/2036	1,801	1,195
0.460% due 08/25/2036	4,508	2,872
0.460% due 05/25/2046	206	118
0.470% due 05/25/2036	62	37
0.470% due 05/25/2046	16,670	8,221
0.470% due 09/25/2047	300	130
0.480% due 05/25/2045	1,333	912
0.503% due 07/19/2035	3,020	2,734
0.509% due 05/25/2046	541	150
0.550% due 08/25/2036	1,100	288
0.560% due 12/25/2035	7,961	5,018
0.584% due 10/19/2034	1,052	977
0.604% due 03/19/2034	15	14
0.834% due 07/19/2034	36	34
0.914% due 09/19/2032	9,338	8,465
1.094% due 10/19/2033	1,088	981
4.430% due 05/25/2022	1,065	1,083
4.696% due 05/02/2030	1	1

Structured Asset Securities Corp.
0.300% due 05/25/2036	119	117
1.997% due 05/25/2032	334	287
2.264% due 07/25/2032	767	669
2.364% due 01/25/2032	1,828	1,596
2.530% due 01/25/2034	8,120	7,429
2.586% due 06/25/2033	7,383	7,265
2.679% due 02/25/2032	1,635	1,596
2.768% due 10/25/2035	904	743
5.250% due 12/25/2034	2,097	2,091
5.398% due 03/25/2033	5,074	5,042
5.750% due 02/25/2035	35,517	36,284
8.212% due 04/15/2027	50	50

Structured Mortgage Asset Residential Trust
6.950% due 07/25/2024	35	35

TBW Mortgage-Backed Pass-Through Certificates
5.630% due 01/25/2037	1,543	889
5.970% due 09/25/2036	5,726	1,514
6.014% due 07/25/2037	3,006	1,733
6.500% due 07/25/2036	11,457	4,533

Thornburg Mortgage Securities Trust
0.350% due 03/25/2037	3,100	3,008
0.360% due 11/25/2046	1,473	1,454
0.370% due 10/25/2046	17,186	17,033
0.380% due 06/25/2037	2,360	2,334
0.950% due 12/25/2033	3,911	3,666
3.164% due 10/25/2043	1,252	1,183
5.652% due 09/25/2047	192,904	163,606

UBS Commercial Mortgage Trust
1.155% due 07/15/2024	113,962	110,036

Union Planters Mortgage Finance Corp.
6.750% due 01/25/2028	3,276	3,319

Wachovia Bank Commercial Mortgage Trust
0.335% due 06/15/2020	12,161	11,268
0.345% due 09/15/2021	17,028	16,881
0.428% due 06/15/2049	184,300	146,201
5.090% due 07/15/2042	82	85
5.118% due 07/15/2042	100	107
5.215% due 01/15/2041	450	481
5.308% due 11/15/2048	41,805	44,780
5.342% due 12/15/2043	194,250	201,149
5.416% due 01/15/2045	16,615	17,522
5.509% due 04/15/2047	58,608	60,633
5.678% due 05/15/2046	16,665	17,675
5.704% due 05/15/2043	50	51
5.739% due 05/15/2043	655	714
5.740% due 06/15/2049	365	386

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wachovia Mortgage Loan Trust LLC
5.119% due 08/20/2035	$21,836	$19,732
5.308% due 10/20/2035	3,754	3,581
5.881% due 03/20/2037	11,326	10,035

WaMu Mortgage Pass-Through Certificates
0.470% due 07/25/2046	448	70
0.480% due 04/25/2045	2,596	2,258
0.509% due 11/25/2045	5,549	4,711
0.520% due 12/25/2045	1,016	862
0.530% due 11/25/2045	4,060	3,269
0.540% due 10/25/2045	35,646	30,961
0.560% due 01/25/2045	2,619	2,221
0.570% due 01/25/2045	1,713	1,452
0.620% due 11/25/2034	2,635	2,010
0.660% due 11/25/2045	800	492
0.660% due 12/25/2045	758	437
0.700% due 11/25/2034	1,280	909
1.012% due 02/25/2047	52,174	33,690
1.012% due 03/25/2047	45,013	30,084
1.052% due 01/25/2047	21,862	13,245
1.072% due 04/25/2047	31,046	23,353
1.082% due 05/25/2047	30,838	21,744
1.122% due 12/25/2046	1,367	1,005
1.122% due 07/25/2047	1,169	750
1.132% due 12/25/2046	20,787	13,778
1.292% due 06/25/2046	38,307	29,110
1.312% due 02/25/2046	1,789	1,422
1.312% due 08/25/2046	401	264
1.512% due 11/25/2042	836	744
1.514% due 05/25/2041	36	34
1.712% due 06/25/2042	1,804	1,513
1.712% due 08/25/2042	177	161
1.812% due 11/25/2046	4,446	3,241
2.255% due 03/25/2033	52	50
2.568% due 03/25/2037	29,846	24,007
2.573% due 03/25/2034	2,284	2,291
2.589% due 12/25/2035	39,585	31,814
2.607% due 01/25/2033	450	438
2.669% due 12/25/2035	25,000	20,308
2.674% due 04/25/2035	14,786	13,030
2.695% due 05/25/2035	78,209	65,377
2.696% due 06/25/2033	9,496	9,116
2.725% due 10/25/2035	4,604	3,939
2.734% due 02/27/2034	2,063	2,120
2.759% due 08/25/2034	1,269	1,254
2.769% due 09/25/2035	37,876	31,639
2.780% due 09/25/2033	407	413
2.782% due 08/25/2035	13,366	12,286
2.984% due 05/25/2046	2,662	1,926
2.984% due 07/25/2046	2,341	1,803
2.984% due 08/25/2046	1,372	1,040
2.984% due 10/25/2046	29,218	21,868
2.984% due 12/25/2046	17,210	12,994
3.071% due 09/25/2046	1,894	1,553
3.648% due 02/25/2037	50,979	40,956
4.056% due 03/25/2037	101,624	87,803
4.868% due 12/25/2036	29,427	23,175
5.119% due 01/25/2037	13,169	10,339
5.254% due 12/25/2035	8,514	7,937
5.270% due 04/25/2037	8,994	6,559
5.398% due 12/25/2036	8,270	6,551
5.444% due 02/25/2037	24,895	17,875
5.504% due 08/25/2035	11,716	10,573
5.548% due 05/25/2037	21,682	17,752
5.695% due 02/25/2037	32,692	25,112
5.738% due 03/25/2037	50,834	46,882
5.739% due 08/25/2036	24,491	20,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.805% due 08/25/2036	$29,624	$24,726
5.846% due 09/25/2036	13,906	11,069
6.000% due 07/25/2034	1,198	1,279

Washington Mutual Alternative Mortgage Pass-Through Certificates
1.082% due 04/25/2047	940	266
1.282% due 05/25/2046	9,976	5,910
6.268% due 07/25/2036	2,190	1,302

Washington Mutual MSC Mortgage Pass-Through Certificates
2.140% due 02/25/2031	3	3
2.359% due 02/25/2033	45	42
2.388% due 05/25/2033	231	218
2.586% due 06/25/2033	8,607	8,604
2.627% due 01/25/2035	893	868
6.500% due 06/25/2032	8	8

Wells Fargo Mortgage-Backed Securities Trust
0.750% due 07/25/2037	6,277	5,231
2.740% due 03/25/2036	5,740	4,451
2.742% due 12/25/2034	31,385	30,092
2.742% due 03/25/2035	6,918	6,252
2.747% due 01/25/2035	11,549	10,547
2.759% due 10/25/2035	5,700	5,333
2.762% due 11/25/2034	2,575	2,557
2.772% due 03/25/2036	191,460	171,222
2.775% due 04/25/2036	29,119	23,285
2.788% due 10/25/2035	2,238	2,080
2.790% due 07/25/2035	98,810	91,978
2.825% due 03/25/2036	9,299	8,303
2.833% due 05/25/2035	3,915	3,746
2.854% due 04/25/2036	103	99
2.865% due 10/25/2035	658	659
2.867% due 09/25/2034	735	739
2.867% due 12/25/2034	3,214	3,155
2.877% due 05/25/2035	6,966	6,458
2.883% due 09/25/2034	19,101	19,611
2.885% due 10/25/2035	26,989	25,152
2.888% due 10/25/2035	35,373	31,381
2.936% due 06/25/2035	4,107	4,127
4.500% due 11/25/2018	40	40
4.564% due 12/25/2033	7,768	7,892
4.609% due 01/25/2034	2,841	2,876
4.629% due 09/25/2033	883	903
4.694% due 12/25/2033	780	809
4.705% due 07/25/2034	118	123
4.910% due 01/25/2035	1,045	1,054
5.000% due 06/25/2033	2,249	2,187
5.000% due 03/25/2036	5,669	5,447
5.060% due 03/25/2036	58,744	57,000
5.206% due 10/25/2035	10,713	10,695
5.261% due 05/25/2035	18,248	17,972
5.413% due 03/25/2036	530	498
5.500% due 01/25/2036	12,486	12,288
5.629% due 04/25/2036	39,861	37,374
5.750% due 03/25/2036	15,780	15,593
5.750% due 02/25/2037	1,500	1,435
5.750% due 04/25/2037	12,497	11,438
5.795% due 09/25/2036	11,437	9,569
6.000% due 08/25/2036	11,123	11,109
6.000% due 03/25/2037	12,811	12,080
6.000% due 04/25/2037	4,500	4,260
6.000% due 07/25/2037	25,576	23,011
6.000% due 08/25/2037	33,870	32,245

Total Mortgage-Backed Securities (Cost $13,919,959)		14,488,091

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.5%

Access Group, Inc.
1.603% due 10/27/2025		$8,766	$8,861

Accredited Mortgage Loan Trust
4.980% due 10/25/2033		3,837	2,932

ACE Securities Corp.
0.300% due 12/25/2036		47	46
0.310% due 10/25/2036		28	9

AFC Home Equity Loan Trust
0.960% due 12/22/2027		7	5

Alzette European CLO S.A.
0.630% due 12/15/2020		9,404	9,064

Ameriquest Mortgage Securities, Inc.
0.450% due 05/25/2035		5,047	4,955
0.480% due 11/25/2035		275	255
1.110% due 10/25/2033		17	17
5.311% due 11/25/2035		5,094	5,277

AMMC CDO
0.536% due 05/03/2018		19,000	17,807

Amortizing Residential Collateral Trust
0.520% due 06/25/2032		304	263
0.830% due 07/25/2032		97	89
0.950% due 10/25/2031		139	125

Anthracite CDO I Ltd.
1.252% due 12/24/2037		5,000	4,646

Aquilae CLO PLC
1.469% due 01/17/2023	EUR	29,057	37,259

Argent Securities, Inc.
0.450% due 10/25/2035		$2,443	2,225

Armstrong Loan Funding Ltd.
0.854% due 08/01/2016		26,348	26,082
1.304% due 08/01/2016		11,153	10,885

Asset-Backed Funding Certificates
0.310% due 01/25/2037		21	21
0.560% due 01/25/2035		1,516	1,388
0.600% due 06/25/2034		2,756	2,256
0.680% due 12/25/2030		2,306	2,175

Asset-Backed Securities Corp. Home Equity
0.330% due 05/25/2037		3,268	2,748
0.524% due 09/25/2034		597	545
0.740% due 07/25/2035		3,750	3,676

BA Credit Card Trust
0.285% due 11/15/2013		19,860	19,856
0.955% due 12/15/2014		150	151

Bank One Issuance Trust
0.505% due 05/16/2016		500	500

Bear Stearns Asset-Backed Securities Trust
0.290% due 02/25/2037		1,418	1,391
0.300% due 11/25/2036		460	442
0.310% due 01/25/2037		548	515
0.320% due 12/25/2036		3,937	3,677
0.330% due 10/25/2036		61	59
0.340% due 06/25/2047		22	21
0.360% due 11/25/2036		1,121	766
0.400% due 01/25/2037		12,004	10,484
0.440% due 01/25/2047		219	208
0.650% due 10/27/2032		1,318	1,203
0.770% due 07/25/2035		3,284	3,144
0.890% due 12/25/2034		8	6
0.910% due 10/25/2032		4,243	3,813
1.250% due 10/25/2037		595	398
1.250% due 11/25/2042		543	485
3.159% due 06/25/2043		1,725	1,688
3.168% due 10/25/2036		328	240
3.419% due 07/25/2036		338	244

BNC Mortgage Loan Trust
0.350% due 05/25/2037		912	811

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Callidus Debt Partners Fund Ltd.
0.563% due 04/17/2020	$29,868	$28,050

Capital Auto Receivables Asset Trust
1.705% due 10/15/2012	14,627	14,673

Carrington Mortgage Loan Trust
0.300% due 01/25/2037	371	365
0.350% due 06/25/2037	2,385	2,171
0.370% due 02/25/2037	150	142
0.570% due 10/25/2035	1,324	1,249

Chase Funding Mortgage Loan Asset-Backed Certificates
0.890% due 08/25/2032	989	873
0.990% due 10/25/2032	391	339
4.499% due 11/25/2034	27	27

Chase Issuance Trust
1.810% due 09/15/2015	1,200	1,238
5.120% due 10/15/2014	100	106

Citibank Credit Card Issuance Trust
4.850% due 04/22/2015	125	134

Citibank Omni Master Trust
2.355% due 05/16/2016	127,595	129,558
3.005% due 08/15/2018	30,000	31,798
4.900% due 11/15/2018	125,000	133,664

Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019	17,950	20,577

Citigroup Mortgage Loan Trust, Inc.
0.290% due 12/25/2036	32	31
0.310% due 05/25/2037	5,746	5,468
0.310% due 07/25/2045	6,853	5,682
0.320% due 05/25/2037	13,445	11,974
0.350% due 10/25/2036	102	102
5.764% due 01/25/2037	2,366	1,283

Clearwater Funding CBO
0.857% due 07/15/2013	9,418	8,963

Conseco Finance
0.705% due 05/15/2032	145	141

Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	198	208
6.681% due 12/01/2033	598	639
6.990% due 07/01/2031	781	802

Conseco Financial Corp.
6.240% due 12/01/2028	99	102
6.870% due 04/01/2030	639	671
7.140% due 01/15/2029	54	57

Countrywide Asset-Backed Certificates
0.300% due 07/25/2037	825	804
0.300% due 08/25/2037	12,160	11,823
0.300% due 05/25/2047	16	16
0.300% due 06/25/2047	673	666
0.320% due 06/25/2047	57	56
0.330% due 06/25/2037	383	381
0.330% due 10/25/2047	393	387
0.340% due 06/25/2037	334	326
0.430% due 09/25/2036	5,861	4,980
0.450% due 08/25/2034	1,581	1,469
0.590% due 12/25/2036	98	44
0.730% due 12/25/2031	217	121
0.990% due 05/25/2032	22	20
4.693% due 10/25/2035	18,303	16,674

Credit Suisse First Boston Mortgage Securities Corp.
0.870% due 01/25/2032	872	717
0.950% due 07/25/2032	54	43
0.990% due 08/25/2032	2,042	1,543
1.050% due 05/25/2043	2,000	1,727

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
0.310% due 11/25/2036		$407	$353
0.320% due 01/25/2037		44	16
0.370% due 07/25/2037		1,008	907
1.350% due 04/25/2032		402	344
4.831% due 08/25/2035		107	106
6.280% due 05/25/2035		1,842	1,730

Daimler Chrysler Auto Trust
1.740% due 09/10/2012		1,413	1,415

Delta Funding Home Equity Loan Trust
1.075% due 09/15/2029		210	174

Denver Arena Trust
6.940% due 11/15/2019		2,822	2,899

Discover Card Master Trust I
0.630% due 10/16/2013		400	400

Educational Services of America, Inc.
1.153% due 07/25/2023		67,648	67,698

EMC Mortgage Loan Trust
0.620% due 05/25/2040		76	62

Endurance CLO I Ltd.
0.763% due 02/15/2014		2,701	2,624

Equity One ABS, Inc.
0.810% due 11/25/2032		126	112

Fifth Third Auto Trust
4.810% due 01/15/2013		82	83

First Alliance Mortgage Loan Trust
1.014% due 03/20/2031		467	397

First Franklin Mortgage Loan Asset-Backed Certificates
0.300% due 11/25/2036		648	643
0.310% due 10/25/2036		332	322
0.320% due 12/25/2036		747	735
0.340% due 07/25/2036		1,775	1,756
0.530% due 10/25/2035		7,491	7,320
0.620% due 12/25/2034		73	73

First NLC Trust
0.320% due 08/25/2037		2,008	1,325

FMAC Loan Receivables Trust
6.500% due 09/15/2020 (a)		12	8
7.900% due 04/15/2019		5	5

Ford Credit Auto Owner Trust
1.675% due 06/15/2012		12	13
3.960% due 04/15/2012		147	148
4.950% due 03/15/2013		25	26

Foxe Basin CLO Ltd.
1.210% due 12/15/2015		3,150	3,133

Fremont Home Loan Trust
0.310% due 01/25/2037		183	170
0.360% due 02/25/2036		89	88
0.580% due 01/25/2036		14,055	9,245

GE-WMC Mortgage Securities LLC
0.290% due 08/25/2036		14	5

Globaldrive BV
3.000% due 07/20/2015	EUR	13,907	19,762
4.000% due 10/20/2016		496	710

Greenpoint Manufactured Housing
7.270% due 06/15/2029		$547	471
8.300% due 10/15/2026		500	527

Grosvenor Place CLO BV
1.721% due 03/28/2023	EUR	127,000	166,018

GSAA Trust
0.550% due 03/25/2037		$5,238	3,041
0.550% due 05/25/2047		1,000	679

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAMP Trust
0.320% due 10/25/2036		$33	$32
0.320% due 12/25/2036		544	397
0.340% due 11/25/2035		676	109
0.590% due 01/25/2035		684	652
1.100% due 02/25/2047		103,318	80,685

GSPA Monetization Trust
6.422% due 10/09/2029		14,762	14,090

GSRPM Mortgage Loan Trust
0.950% due 01/25/2032		718	666

Gulf Stream—Sextant CLO Ltd.
0.542% due 08/21/2020		10,000	9,491

Harbourmaster CLO Ltd.
1.433% due 06/15/2020	EUR	17,332	23,285

Harley-Davidson Motorcycle Trust
5.120% due 08/15/2013		$21	21

Home Equity Asset Trust
0.310% due 05/25/2037		5,275	5,149
0.850% due 11/25/2032		154	118

HSBC Asset Loan Obligation
0.310% due 12/25/2036		545	532

HSBC Home Equity Loan Trust
0.404% due 03/20/2036		7,139	6,729
0.524% due 01/20/2035		2,233	2,067
0.544% due 01/20/2034		30,531	28,031

HSI Asset Securitization Corp. Trust
0.300% due 10/25/2036		827	648
0.300% due 12/25/2036		2,934	2,896
0.310% due 05/25/2037		42	41

Illinois Student Assistance Commission
0.783% due 04/25/2017		2,210	2,212

IMC Home Equity Loan Trust
5.800% due 07/25/2026		63	59
7.310% due 11/20/2028		27	27
7.500% due 04/25/2026		4	4
7.520% due 08/20/2028		23	24

IXIS Real Estate Capital Trust
0.590% due 02/25/2036		621	556

JPMorgan Mortgage Acquisition Corp.
0.300% due 10/25/2036		1,269	1,236
0.310% due 03/25/2047		2,835	2,395
0.330% due 08/25/2036		497	158
0.330% due 03/25/2037		55	52
0.340% due 10/25/2036		118	115
0.440% due 05/25/2035		650	597

L.A. Arena Funding LLC
7.656% due 12/15/2026		211	221

LCM LP
0.539% due 03/21/2019		17,300	16,420

Lehman ABS Mortgage Loan Trust
0.340% due 06/25/2037		6,877	2,888

Lightpoint CLO Ltd.
1.313% due 02/15/2014		12,300	12,079

Long Beach Mortgage Loan Trust
0.530% due 10/25/2034		5,146	4,306

Magnolia Funding Ltd.
3.000% due 04/20/2017	EUR	135,311	192,324

Massachusetts Educational Financing Authority
1.253% due 04/25/2038		$3,412	3,396

MASTR Asset-Backed Securities Trust
0.300% due 01/25/2037		164	56
0.330% due 05/25/2037		453	433
0.550% due 05/25/2037		34,748	31,329

MASTR Specialized Loan Trust
0.650% due 07/25/2034		948	895

Merrill Lynch First Franklin Mortgage Loan Trust
0.310% due 07/25/2037		880	876

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors, Inc.
0.320% due 07/25/2037		$1,137	$1,125
0.370% due 02/25/2037		2,298	1,361

Mesa Trust Asset-Backed Certificates
1.050% due 12/25/2031		1,555	1,138

Mid-State Trust
6.005% due 08/15/2037		12	12
6.340% due 10/15/2036		18,744	17,837
7.340% due 07/01/2035		1,038	1,086
7.791% due 03/15/2038		3,630	3,503
8.330% due 04/01/2030		11,635	12,025

Morgan Stanley ABS Capital I
0.300% due 07/25/2036		399	139
0.310% due 05/25/2037		6,945	5,950
0.350% due 11/25/2036		4,909	3,682
1.050% due 07/25/2037		12,755	11,666
1.250% due 03/25/2033		2,384	2,158

Morgan Stanley Home Equity Loan Trust
0.300% due 12/25/2036		2,661	2,597

Morgan Stanley IXIS Real Estate Capital Trust
0.300% due 11/25/2036		6	5
0.360% due 11/25/2036		199	80

Morgan Stanley Mortgage Loan Trust
0.320% due 01/25/2047		22	20
0.480% due 02/25/2037		1,379	648
0.610% due 04/25/2037		6,073	2,988
5.726% due 10/25/2036		2,557	1,522
5.750% due 11/25/2036		2,825	1,512
5.750% due 04/25/2037		1,724	1,281
6.000% due 07/25/2047		1,893	1,439

Mountain Capital CLO Ltd.
0.728% due 02/15/2016		45,715	43,116

MPC Natural Gas Funding Trust
6.200% due 03/15/2013		1,077	1,061

Nationstar Home Equity Loan Trust
0.370% due 04/25/2037		384	375

Navigator CDO Ltd.
1.163% due 11/15/2015		3,759	3,610

Nelnet Student Loan Trust
1.003% due 07/25/2018		9,322	9,365
1.233% due 10/25/2019		5,000	5,096

New Century Home Equity Loan Trust
0.509% due 06/25/2035		810	782
0.520% due 09/25/2035		11,663	11,219

Nissan Auto Receivables Owner Trust
4.280% due 06/16/2014		32	32

Novastar Home Equity Loan
0.960% due 12/25/2033		1,612	1,481

NYLIM Flatiron CLO Ltd.
0.532% due 08/08/2020		10,750	10,008

Olympic CLO Ltd.
0.743% due 05/15/2016		622	609

Option One Mortgage Loan Trust
0.310% due 07/25/2037		42	40
0.340% due 04/25/2037		753	741

Pacifica CDO Ltd.
0.663% due 02/15/2017		91,692	89,040

Park Place Securities, Inc.
0.509% due 09/25/2035		247	224
0.562% due 10/25/2034		147	146
0.900% due 10/25/2034		10,700	8,378

Penta CLO S.A.
1.478% due 06/04/2024	EUR	58,970	75,448

Popular ABS Mortgage Pass-Through Trust
0.340% due 01/25/2037		$332	331
0.340% due 06/25/2047		15,586	14,135

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Primus CLO Ltd.
0.536% due 07/15/2021		$478	$430

Renaissance Home Equity Loan Trust
0.610% due 11/25/2034		395	333
0.750% due 12/25/2033		355	306
0.950% due 08/25/2032		104	87
5.565% due 02/25/2036		15	14

Residential Asset Mortgage Products, Inc.
0.650% due 06/25/2047		1,700	823
5.072% due 04/25/2034		3,932	3,808

Residential Asset Securities Corp.
0.320% due 02/25/2037		5	5
0.360% due 04/25/2037		41	41
0.750% due 07/25/2032 (a)		6	3

Residential Mortgage Loan Trust
1.812% due 09/25/2029		12	11

RMF Euro CDO S.A.
1.734% due 09/11/2022	EUR	17,403	22,752

SACO I, Inc.
0.310% due 05/25/2036		$2,300	2,072
0.460% due 03/25/2036		172	62
0.750% due 12/25/2035		167	58

Salomon Brothers Mortgage Securities VII, Inc.
0.810% due 09/25/2028		1,161	1,032

Saxon Asset Securities Trust
0.770% due 08/25/2032		89	88

Securitized Asset-Backed Receivables LLC Trust
0.290% due 01/25/2037		50	48
0.310% due 12/25/2036		365	132
0.380% due 05/25/2037		1,750	1,396

Security National Mortgage Loan Trust
0.540% due 10/25/2036		1,639	1,638
5.910% due 04/25/2037		696	693

SLC Student Loan Trust
1.210% due 06/15/2021		4,300	4,326

SLM Student Loan Trust
0.303% due 07/25/2017		9,128	9,063
0.393% due 10/25/2022		2,700	2,678
0.413% due 04/25/2017		586	585
0.453% due 01/25/2017		3	3
0.633% due 01/25/2022		12,000	11,599
0.703% due 10/27/2014		154	154
0.803% due 10/27/2014		13	13
0.803% due 10/25/2017		32,500	32,472
0.853% due 10/25/2017		150	150
0.953% due 04/25/2019		700	703
1.053% due 01/25/2019		40,000	40,492
1.203% due 07/25/2023		700	706
1.403% due 10/25/2016		1,746	1,767
1.403% due 07/25/2023		5,000	5,073
1.510% due 12/15/2033		30,800	31,339
1.603% due 01/25/2018		1,490	1,533
1.803% due 04/25/2023		1,084,108	1,120,389
2.003% due 07/25/2023		2,100	2,200
2.175% due 08/15/2016		32,154	32,162
2.905% due 12/16/2019		42,483	43,533
3.500% due 08/17/2043		9,440	9,403
4.500% due 11/16/2043		13,239	12,869
6.255% due 07/15/2042		156,126	150,884

Soundview Home Equity Loan Trust
0.310% due 11/25/2036		1,488	532
0.330% due 06/25/2037		1,016	889
0.550% due 11/25/2035		14	13

South Carolina Student Loan Corp.
0.860% due 03/01/2018		2,545	2,505
1.060% due 03/02/2020		700	696
1.310% due 09/03/2024		600	595

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Specialty Underwriting & Residential Finance
0.310% due 01/25/2038		$1,373	$1,227
0.350% due 11/25/2037		2,491	1,828
0.930% due 01/25/2034		23	19

Stony Hill CDO III Ltd.
0.755% due 10/15/2013		4,282	4,155

Structured Asset Investment Loan Trust
0.300% due 07/25/2036		31	31
0.950% due 04/25/2033		2,194	1,904

Structured Asset Securities Corp.
0.300% due 09/25/2036		2	2
0.300% due 10/25/2036		34	34
0.330% due 01/25/2037		4,422	4,345
0.350% due 01/25/2037		127	95
0.400% due 05/25/2037		1,528	1,446
0.460% due 09/25/2035		1,840	1,798
0.540% due 01/25/2033		5,031	4,631
0.550% due 06/25/2035		5,414	3,796
0.650% due 05/25/2034		19	17
1.750% due 04/25/2035		22,028	16,994
4.910% due 06/25/2033		76	71

Symphony CLO Ltd.
0.553% due 05/15/2019		82,500	75,829

Truman Capital Mortgage Loan Trust
0.590% due 01/25/2034		16	16

WaMu Asset-Backed Certificates
0.300% due 01/25/2037		2,143	2,051

Wells Fargo Home Equity Trust
0.500% due 12/25/2035		4,852	4,818

Whitney CLO Ltd.
0.600% due 03/01/2017		4,739	4,566

WMC Mortgage Loan Pass-Through Certificates
0.935% due 05/15/2030		1,920	1,806

Wood Street CLO BV
1.763% due 03/29/2021	EUR	48,703	63,676

Total Asset-Backed Securities (Cost $3,431,314)			3,479,761

SOVEREIGN ISSUES 7.0%

1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$34,300	35,801

Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017	EUR	46,200	62,823
5.500% due 07/12/2020		$3,200	3,272

Banque Centrale de Tunisie S.A.
7.375% due 04/25/2012		4,220	4,431

Brazil Government International Bond
5.625% due 01/07/2041		14,000	13,825
7.125% due 01/20/2037		120	142

Brazil Notas do Tesouro Nacional Series F
10.000% due 01/01/2012	BRL	6,865,784	4,139,875
10.000% due 01/01/2013		190,000	111,586
10.000% due 01/01/2014		134,000	76,679
10.000% due 01/01/2017		2,055,854	1,116,856

Canada Government International Bond
1.500% due 12/01/2012	CAD	150,000	154,185
1.750% due 03/01/2013		845,054	870,571
2.000% due 12/01/2014		1,419,700	1,443,353
2.000% due 06/01/2016		166,000	165,004
2.500% due 09/01/2013		567,300	592,040
2.500% due 06/01/2015		183,100	188,543
3.000% due 12/01/2015		142,300	148,899
3.750% due 09/01/2011		1,250	1,303
4.500% due 06/01/2015		212,600	236,256

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)

Canada Housing Trust No. 1
2.750% due 12/15/2015	CAD	290,200	$	297,366
3.350% due 12/15/2020		126,100		126,358
3.750% due 03/15/2020		35,000		36,479
3.950% due 12/15/2011		60,000		63,044
4.000% due 06/15/2012		375,000		397,996
4.550% due 12/15/2012		428,600		462,290
4.800% due 06/15/2012		448,500		480,370

Chile Government International Bond
5.500% due 01/15/2013		$50		54

China Development Bank Corp.
5.000% due 10/15/2015		24,200		26,171

China Government International Bond
4.750% due 10/29/2013		50		54

Colombia Government International Bond
7.375% due 01/27/2017		2,000		2,370
8.125% due 05/21/2024		10		13
8.250% due 12/22/2014		10,010		11,962

Export-Import Bank of China
4.875% due 07/21/2015		28,300		30,469

Export-Import Bank of Korea
0.523% due 10/04/2011		88,600		88,651
4.000% due 01/29/2021		86,100		78,727
4.125% due 09/09/2015		19,200		19,720
5.125% due 06/29/2020		110,100		111,343
5.875% due 01/14/2015		27,060		29,654
8.125% due 01/21/2014		32,000		36,694

Hydro Quebec
1.085% due 09/29/2049		5,600		4,351
8.400% due 01/15/2022		150		203

Indonesia Government International Bond
6.750% due 03/10/2014		5,000		5,525
7.250% due 04/20/2015		37		43
7.500% due 01/15/2016		9,080		10,531

Instituto de Credito Oficial
2.941% due 03/25/2014	EUR	388,900		549,754

International Bank for Reconstruction and Development
7.625% due 01/19/2023		$10		13

Israel Government International Bond
5.500% due 11/09/2016		57		63

Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021	EUR	50,884		68,831

Korea Development Bank
0.592% due 11/22/2012		$9,900		9,713
4.000% due 09/09/2016		20,000		20,233
4.375% due 08/10/2015		5,000		5,190
5.750% due 09/10/2013		200		216
8.000% due 01/23/2014		41,900		47,813

Korea Expressway Corp.
5.125% due 05/20/2015		100		105

Korea Finance Corp.
3.250% due 09/20/2016		21,600		20,957

Korea Government Bond
4.875% due 09/22/2014		103		110
5.750% due 04/16/2014		10,000		10,899

Korea Housing Finance Corp.
4.125% due 12/15/2015		5,300		5,395
4.125% due 12/15/2015 (l)		88,200		90,142

Malaysia Government International Bond
7.500% due 07/15/2011		100		102

Mexico Government International Bond
4.250% due 07/14/2017	EUR	48,600		69,014
5.875% due 02/17/2014		$2,775		3,068
5.950% due 03/19/2019		90,526		101,344
6.000% due 06/18/2015	MXN	2,213,000		181,117
6.050% due 01/11/2040		$145,400		150,489

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
6.750% due 09/27/2034		$317	$	359
7.500% due 04/08/2033		5,650		6,947
8.500% due 06/23/2011	MXN	5,855,000		497,070
9.500% due 12/18/2014		363,600		33,525

New Zealand Government Bond
6.000% due 11/15/2011	NZD	820		639

Panama Government International Bond
6.700% due 01/26/2036		$18,062		20,365
7.250% due 03/15/2015		34,700		40,512
9.375% due 04/01/2029		15,000		21,225

Poland Government International Bond
5.000% due 10/19/2015		100		106
6.250% due 07/03/2012		47		50
6.375% due 07/15/2019		36		40

Province of British Columbia Canada
3.700% due 12/18/2020	CAD	10,000		10,074

Province of Ontario Canada
1.875% due 11/19/2012		$110		112
1.875% due 09/15/2015		72,800		71,358
3.150% due 09/08/2015	CAD	87,000		90,466
4.000% due 10/07/2019		$255		259
4.200% due 03/08/2018	CAD	35,400		37,874
4.200% due 06/02/2020		223,800		234,272
4.300% due 03/08/2017		152,800		165,594
4.400% due 06/02/2019		118,175		126,580
4.600% due 06/02/2039		122,060		127,105
4.650% due 06/02/2041		32,000		33,669
4.700% due 06/02/2037		48,400		51,013
5.450% due 04/27/2016		$800		904
5.500% due 06/02/2018	CAD	71,000		81,626
5.600% due 06/02/2035		25,000		29,714
5.850% due 03/08/2033		165,000		200,894
6.200% due 06/02/2031		5,000		6,296
6.500% due 03/08/2029		26,200		33,715
7.600% due 06/02/2027		20,000		28,185

Province of Quebec Canada
4.500% due 12/01/2016		20,700		22,670
4.500% due 12/01/2019		64,700		69,414
4.500% due 12/01/2020		779,800		829,358
4.600% due 05/26/2015		$300		329
4.625% due 05/14/2018		1,000		1,075
7.500% due 09/15/2029		210		282

Qatar Government International Bond
4.000% due 01/20/2015		85,000		88,188
5.150% due 04/09/2014		9,100		9,782
5.250% due 01/20/2020		85,000		88,655
6.400% due 01/20/2040		110,000		116,325

Russia Government International Bond
3.625% due 04/29/2015		36,700		37,296
7.500% due 03/31/2030		95,922		112,049

Societe Financement de l’Economie Francaise
0.503% due 07/16/2012		1,000		1,004
2.125% due 05/20/2012	EUR	100		143

South Africa Government International Bond
5.875% due 05/30/2022		$100		108
6.500% due 06/02/2014		27,000		30,308
6.875% due 05/27/2019		5,000		5,831

Turkey Government International Bond
7.000% due 09/26/2016		50,000		56,875

Total Sovereign Issues (Cost $15,467,225)				16,440,690

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032		$8,212,560	$56,872
6.250% due 07/15/2033		475,440	3,292

Total Convertible Preferred Securities (Cost $27,150)			60,164

PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%

Citigroup Capital XIII
7.875% due 07/15/2033		980,000	26,852

Citigroup, Inc.
6.150% due 07/15/2033		1,974,000	22,723

SLM Corp.
3.496% due 07/15/2033		4,700	100

Total Preferred Securities (Cost $51,157)			49,675

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 32.8%

CERTIFICATES OF DEPOSIT 0.6%

Banco Bradesco S.A.
1.955% due 01/24/2013		$175,300	176,510

Banco Do Brasil S.A.
0.000% due 06/27/2011		439,000	438,678

Bank of Nova Scotia
0.562% due 08/09/2012		47,700	47,700

Barclays Bank PLC
1.409% due 12/16/2011		163,000	163,013

BNP Paribas
0.660% due 03/02/2012		100,000	100,119

Itau Unibanco S.A.
0.000% due 06/27/2011	EUR	50,000	70,673
1.320% due 06/27/2011		50,000	49,859
1.350% due 07/19/2011		100,000	99,616
1.450% due 12/05/2011		207,700	205,511

			1,351,679

COMMERCIAL PAPER 4.0%

BMW U.S. Capital LLC
0.470% due 04/26/2011		$27,000	26,991
0.480% due 04/26/2011		200,000	199,933

Comcast Corp.
0.480% due 04/25/2011		164,900	164,847

DaimlerFinance North America LLC
0.440% due 05/17/2011		39,300	39,278

Dominion Resources, Inc.
0.360% due 04/04/2011		80,000	79,998

Kells Funding LLC
0.230% due 04/15/2011		76,200	76,193
0.230% due 04/18/2011		400,000	399,957
0.238% due 05/02/2011		23,500	23,495
0.248% due 05/03/2011		9,673	9,671
0.248% due 05/06/2011		6,100	6,099
0.248% due 05/09/2011		3,600	3,599
0.248% due 05/11/2011		9,700	9,697
0.248% due 05/12/2011		9,800	9,797
0.250% due 05/17/2011		2,700	2,699
0.268% due 06/10/2011		13,815	13,808
0.270% due 04/04/2011		69,600	69,598
0.270% due 06/28/2011		250,000	249,828
0.270% due 06/29/2011		200,000	199,860
0.270% due 06/30/2011		50,000	49,964
0.278% due 06/10/2011		2,900	2,899

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.280% due 06/10/2011	$131,200	$131,132
0.280% due 06/29/2011	60,000	59,958
0.280% due 07/08/2011	127,000	126,898
0.280% due 07/13/2011	4,000	3,997
0.280% due 07/18/2011	12,500	12,488
0.280% due 07/19/2011	75,000	74,930
0.284% due 07/18/2011	108,000	107,900
0.290% due 04/21/2011	336,800	336,746
0.290% due 04/27/2011	80,000	79,983
0.290% due 06/09/2011	120,000	119,939
0.290% due 07/06/2011	200,000	199,844
0.290% due 07/07/2011	200,000	199,842
0.290% due 07/08/2011	125,000	124,900
0.290% due 07/19/2011	75,000	74,930
0.300% due 04/27/2011	167,000	166,964
0.300% due 07/07/2011	66,300	66,247
0.300% due 07/19/2011	106,800	106,700
0.304% due 04/15/2011	146,000	145,983
0.308% due 05/03/2011	119,510	119,477
0.308% due 05/05/2011	157,600	157,554
0.308% due 05/06/2011	169,900	169,849
0.310% due 05/12/2011	150,400	150,347
0.310% due 08/03/2011	150,000	149,831
0.320% due 04/18/2011	8,000	7,999
0.320% due 05/26/2011	100,000	99,951
0.320% due 08/01/2011	17,200	17,181
0.320% due 08/02/2011	16,600	16,581
0.330% due 05/03/2011	148,490	148,446
0.330% due 05/04/2011	300,000	299,909
0.330% due 05/05/2011	144,100	144,055
0.330% due 05/06/2011	8,000	7,997
0.330% due 05/09/2011	44,400	44,385
0.330% due 05/11/2011	196,500	196,428
0.330% due 08/16/2011	57,200	57,126
0.340% due 05/06/2011	16,800	16,794
0.350% due 05/02/2011	100,000	99,970
0.350% due 05/24/2011	250,000	249,871
0.355% due 05/10/2011	200,000	199,924
0.355% due 06/06/2011	275,000	274,868
0.360% due 05/20/2011	100,000	99,951
0.360% due 09/07/2011	208,400	208,067
0.366% due 09/07/2011	50,000	49,920
0.376% due 05/19/2011	500,000	499,753

Nissan Motor Acceptance Corp.
0.600% due 06/22/2011	150,000	149,867

Straight-A Funding LLC
0.170% due 04/04/2011	40,000	39,999
0.178% due 04/11/2011	6,100	6,100
0.178% due 04/13/2011	3,300	3,300
0.190% due 04/12/2011	10,000	9,999
0.208% due 05/05/2011	2,500	2,500
0.208% due 05/09/2011	9,300	9,298
0.208% due 05/11/2011	1,700	1,700
0.230% due 05/09/2011	12,100	12,097
0.238% due 06/02/2011	300	300
0.240% due 04/13/2011	100,000	99,992
0.240% due 05/04/2011	97,800	97,778
0.240% due 06/01/2011	25,017	25,006
0.240% due 06/02/2011	34,400	34,384
0.240% due 06/06/2011	26,000	25,987
0.240% due 06/09/2011	124,500	124,433
0.245% due 04/18/2011	40,000	39,995
0.250% due 05/02/2011	139,046	139,016
0.250% due 05/03/2011	293,320	293,255
0.250% due 05/04/2011	89,201	89,181
0.250% due 05/05/2011	23,000	22,995
0.250% due 05/09/2011	78,300	78,279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.250% due 05/11/2011	$105,406	$105,377
0.250% due 05/16/2011	11,000	10,997
0.250% due 05/18/2011	96,432	96,401
0.250% due 06/01/2011	31,300	31,286
0.250% due 06/03/2011	49,300	49,277
0.250% due 06/06/2011	131,300	131,234
0.250% due 06/07/2011	6,219	6,216
0.254% due 05/02/2011	122,000	121,974
0.254% due 05/17/2011	32,294	32,284

United Healthcare Co.
0.340% due 04/01/2011	50,000	50,000

Virginia Electric and Power Co.
0.360% due 04/05/2011	65,000	64,997

Vodafone Group PLC
0.830% due 01/13/2012	42,300	42,074

Weatherford International Oil Field Services Ltd.
0.850% due 04/28/2011	40,000	39,974

		9,351,378

REPURCHASE AGREEMENTS 9.1%

Banc of America Securities LLC
0.100% due 04/01/2011	100,000	100,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.750% due 02/15/2019 valued at $102,277. Repurchase proceeds are $100,000.)
0.140% due 04/01/2011	483,150	483,150
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 3.500% due 02/15/2039 valued at $360,067. Repurchase proceeds are $483,152.)
0.140% due 04/01/2011	1,535,400	1,535,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625%- 2.875% due 01/31/2013 – 03/31/2018 valued at $1,196,447. Repurchase proceeds are $1,535,406.)

Barclays Capital, Inc.
0.020% due 04/01/2011	1,000,000	1,000,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 3.625% due 04/15/2028 valued at $1,023,722. Repurchase proceeds are $1,000,001.)
0.020% due 04/01/2011	450,000	450,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 2.125% due 05/31/2015 valued at $458,028. Repurchase proceeds are $450,000.)
0.100% due 04/04/2011	250,000	250,000

(Dated 03/28/2011. Collateralized by Fannie Mae 4.500%-5.500% due 06/01/2039 – 09/01/2039 valued at $187,058 and Ginnie Mae 4.000%- 5.500% due 06/20/2038 – 10/15/2040 valued at $71,210. Repurchase proceeds are $250,001.)

0.130% due 04/01/2011	233,700	233,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.500% due 05/15/2038 valued at $11,645 and U.S. Treasury Notes 0.375% due 09/30/2012 valued at $226,922. Repurchase proceeds are $233,701.)

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 04/06/2011	$750,000	$750,000

(Dated 03/22/2011. Collateralized by Fannie Mae 4.000%-4.500% due 01/01/2025-03/01/2041 valued at $247,970 and Ginnie Mae 4.500%- 5.500% due 09/15/2039-03/20/2041 valued at $524,536. Repurchase proceeds are $750,003.)

0.130% due 04/15/2011	320,000	320,000

(Dated 03/15/2011. Collateralized by Fannie Mae 2.750%-6.000% due 05/15/2011-03/13/2014 valued at $105,730; Federal Home Loan Bank 0.370%-4.600% due 12/29/2011- 06/01/2022 valued at $168,492; and Freddie Mac 0.090% due 01/25/2012 valued at $52,244. Repurchase proceeds are $320,001.)

0.140% due 04/15/2011	150,000	150,000
(Dated 03/16/2011. Collateralized by Fannie Mae 5.000% due 09/01/2040 valued at $68,802 and Ginnie Mae 4.500% due 02/15/2039 valued at $84,888. Repurchase proceeds are $150,001.)
0.140% due 04/15/2011	500,000	500,000

(Dated 03/17/2011. Collateralized by Fannie Mae 4.000% due 01/01/2026 valued at $61,889; Freddie Mac 5.000%-6.000% due 04/01/2036- 01/01/2041 valued at $93,559; and Ginnie Mae 4.500%-5.000% due 06/20/2040-09/20/2040 valued at $357,366. Repurchase proceeds are $500,002.)

0.140% due 04/20/2011	1,000,000	1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.650% due 12/08/2020 valued at $242,294; Federal Home Loan Bank 0.240% due 10/12/2012 valued at $153,221; and Freddie Mac 0.090%-6.000% due 01/25/2012- 04/16/2037 valued at $623,411. Repurchase proceeds are $1,000,004.)

0.150% due 04/04/2011	100	100
(Dated 04/01/2011. Collateralized by Fannie Mae 4.000% due 04/01/2041 valued at $103. Repurchase proceeds are $100.)
0.150% due 04/13/2011	750,000	750,000

(Dated 03/10/2011. Collateralized by Fannie Mae 4.000%-5.000% due 02/01/2026-01/01/2041 valued at $462,697 and Ginnie Mae 5.000%- 5.500% due 09/15/2039-07/15/2040 valued at $309,514. Repurchase proceeds are $750,003.)

0.150% due 04/15/2011	300,000	300,000
(Dated 03/15/2011. Collateralized by Fannie Mae 4.000%-5.000% due 02/01/2026-03/01/2041 valued at $208,955 and Ginnie Mae 4.500% due 07/15/2040 valued at $99,046. Repurchase proceeds are $300,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.150% due 04/20/2011	$1,000,000	$1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.500%-5.500% due 07/01/2024-01/01/2041 valued at $439,857; Freddie Mac 4.000%- 6.000% due 05/01/2024-01/01/2041 valued at $246,411; and Ginnie Mae 4.500%-5.500% due 02/15/2039- 03/20/2041 valued at $342,065. Repurchase proceeds are $1,000,004.)

0.150% due 04/21/2011	250,000	250,000
(Dated 03/22/2011. Collateralized by Fannie Mae 4.000%-5.000% due 09/01/2025-11/01/2040 valued at $225,145 and Ginnie Mae 4.500% due 08/20/2040 valued at $31,900. Repurchase proceeds are $250,001.)
0.170% due 04/11/2011	400,000	400,000

(Dated 03/21/2011. Collateralized by Fannie Mae 4.000%-5.500% due 04/01/2025-01/01/2040 valued at $221,515; Freddie Mac 3.500%- 5.000% due 01/01/2025-01/01/2039 valued at $117,230; and Ginnie Mae 4.500%-5.000% due 06/20/2040- 01/20/2041 valued at $73,127. Repurchase proceeds are $400,002.)

BNP Paribas Securities Corp.
0.120% due 04/01/2011	754,100	754,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 1.750%-3.875% due 01/15/2025-02/15/2041 valued at $774,022. Repurchase proceeds are $754,103.)
0.130% due 04/01/2011	632,700	632,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125%-3.875% due 04/15/2029-02/15/2040 valued at $645,620. Repurchase proceeds are $632,702.)
0.140% due 04/04/2011	11,700	11,700
(Dated 04/01/2011. Collateralized by U.S. Treasury Inflation Protected Securities 2.125%-3.875% due 04/15/2029-02/15/2040 valued at $12,034. Repurchase proceeds are $11,700.)
0.140% due 04/15/2011	250,000	250,000
(Dated 03/16/2011. Collateralized by Fannie Mae 4.500% due 02/01/2040 valued at $201,551 and Freddie Mac 4.500% due 12/01/2040 valued at $54,258. Repurchase proceeds are $250,001.)

Citigroup Global Markets, Inc.
0.120% due 04/07/2011	250,000	250,000
(Dated 03/24/2011. Collateralized by Freddie Mac 3.350% due 11/17/2020 valued at $254,130. Repurchase proceeds are $250,001.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.130% due 04/01/2011	$55,700	$55,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.625% due 07/31/2012 valued at $56,816. Repurchase proceeds are $55,700.)
0.140% due 04/01/2011	49,600	49,600
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 05/31/2012 valued at $50,652. Repurchase proceeds are $49,600.)
0.150% due 04/01/2011	11,600	11,600
(Dated 03/31/2011. Collateralized by Freddie Mac 0.214% due 03/21/2013 valued at $11,836. Repurchase proceeds are $11,600.)

Credit Suisse Securities (USA) LLC
0.100% due 04/01/2011	117,850	117,850
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875%-3.625% due 04/30/2011- 08/15/2019 valued $120,319. Repurchase proceeds are $117,850.)
0.110% due 04/07/2011	500,000	500,000
(Dated 03/24/2011. Collateralized by U.S. Treasury Notes 3.125%-3.750% due 08/31/2013-11/15/2018 valued at $508,540. Repurchase proceeds are $500,002.)
0.120% due 04/05/2011	500,000	500,000
(Dated 03/22/2011. Collateralized by U.S. Treasury Notes 2.750%-4.500% due 11/30/2011-02/15/2019 valued at $508,705. Repurchase proceeds are $500,002.)
0.120% due 04/15/2011	500,000	500,000
(Dated 03/16/2011. Collateralized by U.S. Treasury Notes 3.750% due 11/15/2018 valued at $503,931. Repurchase proceeds are $500,002.)
0.130% due 04/01/2011	274,800	274,800
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 08/15/2019 valued at $280,458. Repurchase proceeds are $274,801.)
0.130% due 04/11/2011	1,000,000	1,000,000
(Dated 03/15/2011. Collateralized by U.S. Treasury Notes 3.875% due 02/15/2013 valued at $1,017,975. Repurchase proceeds are $1,000,004.)
0.140% due 04/01/2011	715,400	715,400
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.375%-2.625% due 04/30/2016-05/15/2013 valued at $730,474.Repurchase proceeds are $715,403.)

Deutsche Bank Securities, Inc.
0.100% due 04/01/2011	181,100	181,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% due 03/31/2013 valued at $184,672. Repurchase proceeds are $181,101.)

See Accompanying Notes

Schedule of Investments  PIMCO Total Return Fund   (Cont.)

March 31, 2011

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

J.P. Morgan Securities, Inc.
0.130% due 04/01/2011	$500,000	$500,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 6.250% due 05/15/2030 valued at $385,377. Repurchase proceeds are $500,002.)
0.130% due 04/01/2011	18,700	18,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 3.625% due 02/15/2020 valued at $19,053. Repurchase proceeds are $18,700.)
0.130% due 04/05/2011	500,000	500,000
(Dated 03/22/2011. Collateralized by Fannie Mae 6.625% due 11/15/2030 valued at $10,271 and Freddie Mac 1.200% due 09/03/2013 valued at $500,252. Repurchase proceeds are $500,002.)
0.140% due 04/01/2011	513,700	513,700
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 5.000% due 05/15/2037 valued at $458,373 and U.S. Treasury Notes 2.875% due 03/31/2018 valued at $67,672. Repurchase proceeds are $513,702.)
0.140% due 04/04/2011	531,400	531,400
(Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 8.000% due 11/15/2021 valued at $245,484 and U.S. Treasury Notes 3.625% due 02/15/2020 valued at $297,684. Repurchase proceeds are $531,402.)
0.150% due 04/01/2011	68,700	68,700
(Dated 03/31/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $67,818 and Freddie Mac 1.625% due 04/26/2011 valued at $2,655. Repurchase proceeds are $68,700.)
0.150% due 04/04/2011	106,700	106,700
(Dated 04/01/2011. Collateralized by Fannie Mae 2.000% due 01/09/2012 valued at $108,856. Repurchase proceeds are $106,700.)

Morgan Stanley & Co., Inc.
0.120% due 04/04/2011	250,000	250,000
(Dated 03/21/2011. Collateralized by U.S. Treasury Notes 1.250% due 09/30/2015 valued at $251,168. Repurchase proceeds are $250,001.)
0.130% due 04/01/2011	250,000	250,000
(Dated 03/25/2011. Collateralized by Fannie Mae 5.000% - 5.500% due 06/01/2036 - 07/01/2040 valued at $260,188. Repurchase proceeds are $250,001.)
0.130% due 04/01/2011	41,900	41,900
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.750% due 07/31/2015 valued at $42,825. Repurchase proceeds are $41,900.)
0.130% due 04/05/2011	500,000	500,000
(Dated 03/15/2011. Collateralized by U.S. Treasury Notes 0.500% - 3.500% due 11/15/2013 - 05/15/2020 valued at $504,300. Repurchase proceeds are $500,002.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.140% due 04/01/2011	$227,100	$227,100
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.750% - 1.250% due 05/31/2012 - 09/30/2015 valued at $231,872. Repurchase proceeds are $227,101.)
0.140% due 04/04/2011	2,100	2,100
(Dated 04/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 11/15/2039 valued at $2,142. Repurchase proceeds are $2,100.)
0.140% due 04/11/2011	1,000,000	1,000,000

(Dated 03/21/2011. Collateralized by Fannie Mae 3.500% - 6.000% due 02/01/2038 - 10/01/2040 valued at $605,818 and Freddie Mac 4.000% due 12/01/2040 valued at $427,922. Repurchase proceeds are $1,000,004.)

0.150% due 04/01/2011	25,000	25,000
(Dated 03/31/2011. Collateralized by Federal Home Loan Bank 0.625% due 12/03/2012 valued at $25,656. Repurchase proceeds are $25,000.)
0.150% due 04/01/2011	14,300	14,300
(Dated 03/31/2011. Collateralized by Fannie Mae 0.375% due 12/28/2012 valued at $10,583. Repurchase proceeds are $14,300.)
0.150% due 04/04/2011	1,000,000	1,000,000

(Dated 03/01/2011. Collateralized by U.S. Treasury Bonds 4.375% due 02/15/2038 valued at $47,246 and U.S. Treasury Notes 1.250% - 3.750% due 03/15/2012 - 11/15/2018 valued at $972,318. Repurchase proceeds are $1,000,004.)

RBS Securities, Inc.
0.100% due 04/01/2011	126,300	126,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 1.500% due 12/31/2013 valued at $128,862. Repurchase proceeds are $126,300.)
0.140% due 04/04/2011	85,500	85,500
(Dated 04/01/2011. Collateralized by U.S. Treasury Notes 1.125% due 01/15/2012 valued at $87,288. Repurchase proceeds are $85,500.)
0.150% due 04/01/2011	14,200	14,200
(Dated 03/31/2011. Collateralized by Freddie Mac 3.750% due 06/28/2013 valued at $14,497. Repurchase proceeds are $14,200.)
0.150% due 04/01/2011	57,200	57,200
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 02/29/2012 valued at $58,358. Repurchase proceeds are $57,200.)
0.160% due 04/01/2011	40,000	40,000
(Dated 03/31/2011. Collateralized by Fannie Mae 3.200% due 09/10/2020 valued at $40,269. Repurchase proceeds are $40,000.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

State Street Bank and Trust Co.
0.010% due 04/01/2011		$6,741	$6,741
(Dated 03/31/2011. Collateralized by U.S. Treasury Bills 0.000% due 04/21/2011 valued at $6,880. Repurchase proceeds are $6,741.)

TD Securities (USA) LLC
0.140% due 04/01/2011		73,300	73,300
(Dated 03/31/2011. Collateralized by U.S. Treasury Bonds 4.375% - 5.000% due 05/15/2037 - 11/15/2039 valued at $74,482. Repurchase proceeds are $73,300.)

UBS Securities LLC
0.140% due 04/01/2011		250,000	250,000
(Dated 03/31/2011. Collateralized by U.S. Treasury Notes 0.875% due 04/30/2011 valued at $255,179. Repurchase proceeds are $250,001.)

			21,479,741

SHORT-TERM NOTES 0.0%

Banco Santander Brasil S.A.
2.596% due 12/29/2011		112,000	109,760

WM Wrigley Jr. Co.
1.684% due 06/28/2011		18,250	18,261

			128,021

JAPAN TREASURY BILLS 1.1%
0.108% due 05/09/2011 - 06/20/2011 (f)	JPY	226,710,000	2,725,148

U.S. TREASURY BILLS 3.0%
0.164% due 04/21/2011 - 09/08/2011 (f)(j)(k)(m)		$7,000,330	6,997,305

		SHARES
PIMCO SHORT-TERM FLOATING NAV PORTFOLIO (i) 15.0%
		3,530,951,798	35,373,075

Total Short-Term Instruments (Cost $77,430,529)			77,406,347

Total Investments 114.0% (Cost $261,445,983)			$269,009,699

Written Options (o) (0.5%) (Premiums $886,675)			(1,145,549)

Other Assets and Liabilities (Net) (13.5%)			(31,957,152)

Net Assets 100.0%			$235,906,998

See Accompanying Notes

Notes to Schedule of Investments (amounts in thousands*, except number of contracts):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security is in default.
(b)	Interest only security.
(c)	Principal only security.
(d)	When-Issued security.
(e)	Payment in-kind bond security.
(f)	Coupon represents a weighted average yield.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Affiliated to the Fund.
(j)	Securities with an aggregate market value of $570,259 have been pledged as collateral as of March 31, 2011 for swap, swaption and foreign currency contracts as governed by International Swaps and Derivatives Association, Inc. Master Agreements.
(k)	Securities with an aggregate market value of $94,168 and cash of $5,500 have been pledged as collateral for delayed-delivery securities as governed by Master Securities Forward Transaction Agreements as of March 31, 2011.
(l)	The average amount of borrowings while outstanding during the period ended March 31, 2011 was $411,117 at a weighted average interest rate of -0.105%. On March 31, 2011, securities valued at $34,040 were pledged as collateral for reverse repurchase agreements.
(m)	Securities with an aggregate market value of $871,690 and cash of $8 have been pledged as collateral for the following open futures contracts on March 31, 2011:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures	Long	12/2011	276,981	$80,853
90-Day Eurodollar December Futures	Long	12/2012	21,489	(47,691)
90-Day Eurodollar June Futures	Long	06/2012	243,034	(71,709)
90-Day Eurodollar March Futures	Long	03/2012	336,790	26,459
90-Day Eurodollar September Futures	Long	09/2011	176,784	51,413
90-Day Eurodollar September Futures	Long	09/2012	79,210	(134,083)
Japan Government 10-Year Bond June Futures	Short	06/2011	200	(282)
U.S. Treasury 2-Year Note June Futures	Long	06/2011	43,739	4,154
U.S. Treasury 10-Year Note June Futures	Short	06/2011	47,707	(19,626)

				$(110,512)

(n)	Swap agreements outstanding on March 31, 2011:

Credit Default Swaps on Corporate Issues - Buy Protection(1)
Reference Entity	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2011(3)	Notional Amount(4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Avnet, Inc.	DUB	(1.000%)	09/20/2016	1.548%	$	1,700	$46	$31	$15
Brunswick Corp.	BOA	(4.100%)	09/20/2013	1.226%		18,000	(1,284)	0	(1,284)
Centex Corp.	BCLY	(1.000%)	06/20/2016	2.124%		4,000	211	37	174
Centex Corp.	BNP	(1.000%)	06/20/2016	2.124%		12,500	659	120	539
Centex Corp.	BOA	(1.000%)	06/20/2015	1.818%		4,500	144	148	(4)
Centex Corp.	DUB	(1.000%)	12/20/2017	2.339%		2,500	191	(9)	200
Centex Corp.	GSC	(1.000%)	06/20/2014	1.509%		1,500	23	20	3
Centex Corp.	GSC	(1.000%)	06/20/2016	2.124%		3,120	164	0	164
CNA Financial Corp.	BCLY	(1.390%)	12/20/2014	1.234%		10,000	(60)	1,209	(1,269)
CNA Financial Corp.	BOA	(0.690%)	12/20/2014	1.234%		10,300	199	0	199
CNA Financial Corp.	BOA	(4.170%)	12/20/2014	1.234%		8,000	(852)	0	(852)
CNA Financial Corp.	BOA	(3.360%)	09/20/2016	1.558%		6,250	(570)	0	(570)
CNA Financial Corp.	CITI	(0.470%)	12/20/2014	1.234%		10,200	278	0	278
Con-way, Inc.	BOA	(1.834%)	03/20/2018	2.595%		19,000	835	1,663	(828)
CRH America, Inc.	CITI	(2.590%)	09/20/2018	2.869%		10,000	160	0	160
Cytec Industries, Inc.	CITI	(1.000%)	09/20/2017	1.697%		4,700	187	431	(244)
Cytec Industries, Inc.	DUB	(1.000%)	09/20/2017	1.697%		2,300	92	198	(106)
Cytec Industries, Inc.	JPM	(1.000%)	09/20/2013	0.712%		2,000	(15)	46	(61)
Deluxe Corp.	DUB	(1.000%)	12/20/2014	2.297%		6,200	279	574	(295)
Domtar Corp.	SOG	(5.000%)	09/20/2016	2.009%		31,500	(4,712)	(3,957)	(755)
DR Horton, Inc.	BCLY	(1.000%)	06/20/2016	2.175%		26,000	1,432	1,623	(191)
DR Horton, Inc.	BNP	(1.000%)	03/20/2016	2.108%		10,000	499	783	(284)
DR Horton, Inc.	BNP	(1.000%)	06/20/2016	2.175%		21,500	1,184	1,597	(413)
DR Horton, Inc.	DUB	(1.000%)	03/20/2016	2.108%		3,700	185	374	(189)
DR Horton, Inc.	DUB	(1.000%)	06/20/2016	2.175%		4,500	248	472	(224)
DR Horton, Inc.	GSC	(1.000%)	03/20/2014	1.462%		5,000	65	335	(270)
DR Horton, Inc.	GSC	(1.000%)	09/20/2014	1.624%		3,000	62	163	(101)
DR Horton, Inc.	JPM	(1.000%)	03/20/2015	1.790%		10,000	293	538	(245)
ERAC USA Finance LLC	JPM	(2.700%)	12/20/2012	0.474%		10,000	(393)	789	(1,182)
Expedia, Inc.	RBS	(4.250%)	09/20/2016	1.662%		16,500	(2,166)	0	(2,166)
FBG Finance Ltd.	BCLY	(2.140%)	12/20/2014	0.637%		6,000	(331)	0	(331)
Fortune Brands, Inc.	DUB	(1.000%)	03/20/2020	1.417%		12,000	372	416	(44)
Frontier Communications Corp.	BCLY	(5.000%)	03/20/2013	1.400%		10,000	(719)	(602)	(117)
Hanson Ltd.	BCLY	(1.000%)	09/20/2016	1.446%		20,000	445	3,056	(2,611)
Hanson Ltd.	BNP	(1.000%)	03/20/2013	0.605%		15,000	(122)	68	(190)
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.411%		33,000	676	1,130	(454)
Hanson Ltd.	BNP	(1.000%)	09/20/2016	1.446%		20,000	445	553	(108)
HCP, Inc.	CSFB	(0.530%)	09/20/2011	0.133%		7,350	(15)	0	(15)
HCP, Inc.	JPM	(0.610%)	09/20/2011	0.133%		3,200	(8)	0	(8)

HCP, Inc.	MLP	(0.650%)	09/20/2016	0.990%		13,500	233	0	233
Health Care REIT, Inc.	BCLY	(3.310%)	06/20/2015	0.889%		5,000	(497)	0	(497)
Health Management Associates, Inc.	BCLY	(1.000%)	06/20/2016	2.316%		8,000	496	656	(160)
Health Management Associates, Inc.	BCLY	(5.000%)	06/20/2016	2.316%		7,000	(900)	(801)	(99)
Host Hotels & Resorts LP	DUB	(1.000%)	06/20/2012	0.481%		44,500	(298)	945	(1,243)
iStar Financial, Inc.	BCLY	(0.400%)	03/20/2012	3.687%		10,000	309	0	309
iStar Financial, Inc.	MSC	(0.600%)	12/20/2013	5.707%		10,000	1,187	0	1,187
Jones Group, Inc.	DUB	(1.000%)	12/20/2014	1.977%		44,710	1,525	1,423	102
KB Home	BCLY	(5.000%)	03/20/2015	3.616%		21,600	(1,102)	(1,583)	481
KB Home	BCLY	(5.000%)	06/20/2015	3.721%		12,300	(610)	(936)	326
KB Home	BNP	(1.000%)	06/20/2015	3.721%		5,000	510	465	45
KB Home	DUB	(1.000%)	03/20/2014	3.039%		3,000	171	249	(78)
KB Home	DUB	(1.000%)	03/20/2015	3.616%		5,000	466	491	(25)
KB Home	DUB	(5.000%)	03/20/2015	3.616%		2,500	(128)	(194)	66
KB Home	GSC	(1.000%)	03/20/2014	3.039%		7,000	398	329	69
KeySpan Corp.	JPM	(0.450%)	06/20/2013	0.212%		6,900	(38)	65	(103)
Lennar Corp.	BCLY	(5.000%)	06/20/2015	3.121%		11,000	(805)	(888)	83
Lennar Corp.	BNP	(5.000%)	03/20/2013	1.842%		9,000	(565)	(571)	6
Lennar Corp.	BNP	(5.000%)	09/20/2014	2.815%		22,000	(1,593)	(1,448)	(145)
Lennar Corp.	BNP	(1.000%)	06/20/2015	3.121%		20,000	1,613	2,099	(486)
Lennar Corp.	DUB	(0.785%)	12/20/2011	1.026%		9,000	14	0	14
Lennar Corp.	DUB	(1.000%)	03/20/2013	1.842%		6,800	109	262	(153)
Lennar Corp.	DUB	(1.000%)	06/20/2015	3.121%		3,500	283	367	(84)
Lennar Corp.	DUB	(5.000%)	06/20/2015	3.121%		5,000	(366)	(440)	74
Lennar Corp.	GSC	(1.000%)	12/20/2011	1.026%		9,000	(2)	224	(226)
Lennar Corp.	GSC	(1.000%)	09/20/2014	2.815%		4,500	263	483	(220)
Lennar Corp.	GSC	(5.000%)	06/20/2015	3.121%		4,000	(293)	(235)	(58)
Lennar Corp.	GSC	(1.000%)	06/20/2016	3.589%		4,000	464	478	(14)
Lexmark International, Inc.	BOA	(1.400%)	06/20/2018	2.068%		9,600	389	0	389
Lexmark International, Inc.	CITI	(3.320%)	06/20/2013	0.936%		5,590	(299)	0	(299)
Lexmark International, Inc.	JPM	(1.190%)	06/20/2013	0.936%		15,880	(95)	0	(95)
Liberty Mutual Group, Inc.	BOA	(1.390%)	03/20/2014	1.796%		7,600	85	836	(751)
Limited Brands, Inc.	BNP	(1.000%)	12/20/2014	1.329%		1,250	14	96	(82)
Limited Brands, Inc.	BNP	(1.000%)	09/20/2017	2.110%		22,000	1,376	1,835	(459)
Limited Brands, Inc.	BOA	(1.000%)	12/20/2014	1.329%		5,000	58	216	(158)
Limited Brands, Inc.	BOA	(1.000%)	09/20/2017	2.110%		10,000	625	907	(282)
Limited Brands, Inc.	BOA	(1.000%)	06/20/2019	2.325%		20,400	1,804	1,603	201
Limited Brands, Inc.	DUB	(1.000%)	09/20/2017	2.110%		7,600	476	798	(322)
Limited Brands, Inc.	DUB	(4.800%)	09/20/2017	2.181%		43,000	(6,423)	0	(6,423)
Limited Brands, Inc.	JPM	(2.850%)	09/20/2017	2.181%		2,700	(104)	150	(254)
Limited Brands, Inc.	RBS	(4.500%)	09/20/2017	2.181%		18,700	(2,475)	0	(2,475)
Macy’s Retail Holdings, Inc.	BCLY	(6.780%)	09/20/2015	1.279%		6,810	(1,605)	0	(1,605)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	03/20/2012	0.339%		14,500	(98)	229	(327)
Macy’s Retail Holdings, Inc.	BNP	(1.000%)	09/20/2012	0.444%		13,000	(111)	68	(179)
Macy’s Retail Holdings, Inc.	BOA	(6.870%)	03/20/2012	0.342%		7,000	(463)	0	(463)
Manpower, Inc.	GSC	(2.500%)	06/20/2013	0.759%	EUR	45,500	(2,499)	(2,684)	185
Marks & Spencer PLC	RBS	(0.950%)	12/20/2017	1.848%	$	2,200	115	400	(285)
Marriott International, Inc.	CITI	(0.260%)	06/20/2012	0.233%		15,000	(6)	0	(6)
Marsh & McLennan Cos., Inc.	DUB	(1.000%)	06/20/2019	1.173%		15,300	182	0	182
Masco Corp.	BNP	(1.000%)	09/20/2012	1.064%		18,100	12	196	(184)
Masco Corp.	CITI	(4.240%)	03/20/2017	2.709%		9,020	(725)	0	(725)
Masco Corp.	DUB	(1.000%)	09/20/2012	1.064%		15,000	9	360	(351)
Masco Corp.	DUB	(1.000%)	06/20/2015	2.081%		4,000	168	269	(101)
Masco Corp.	DUB	(1.000%)	12/20/2016	2.576%		1,000	79	110	(31)
Masco Corp.	GSC	(1.000%)	09/20/2012	1.064%		5,200	4	54	(50)
Masco Corp.	GSC	(1.000%)	03/20/2017	2.615%		3,000	250	269	(19)
Masco Corp.	JPM	(1.000%)	09/20/2012	1.064%		5,400	3	80	(77)
Masco Corp.	JPM	(1.000%)	06/20/2015	2.081%		5,000	211	232	(21)
Masco Corp.	MSC	(0.580%)	09/20/2012	1.088%		5,000	37	0	37
Masco Corp.	MSC	(1.000%)	09/20/2012	1.064%		12,000	8	327	(319)
Masco Corp.	MSC	(0.680%)	09/20/2013	1.434%		10,000	181	0	181
Masco Corp.	UBS	(4.650%)	12/20/2016	2.669%		10,000	(1,006)	0	(1,006)
Maytag Corp.	JPM	(0.460%)	06/20/2015	1.134%		10,000	271	0	271
MDC Holdings, Inc.	BNP	(1.250%)	12/20/2014	1.579%		9,000	102	0	102
MDC Holdings, Inc.	BOA	(1.000%)	12/20/2014	1.535%		3,000	56	0	56
MDC Holdings, Inc.	MLP	(1.350%)	12/20/2012	0.986%		10,500	(70)	0	(70)
New York Times Co.	BNP	(1.000%)	03/20/2015	1.739%		11,300	312	684	(372)
New York Times Co.	DUB	(5.000%)	03/20/2015	1.739%		10,630	(1,324)	(952)	(372)
New York Times Co.	GSC	(1.000%)	03/20/2015	1.739%		5,000	137	235	(98)
Office Depot, Inc.	BOA	(5.000%)	09/20/2013	2.532%		10,000	(605)	(180)	(425)
Office Depot, Inc.	DUB	(5.000%)	09/20/2013	2.532%		37,000	(2,238)	524	(2,762)
Office Depot, Inc.	GSC	(5.000%)	09/20/2013	2.532%		10,000	(605)	64	(669)
Office Depot, Inc.	SOG	(5.000%)	09/20/2013	2.532%		16,000	(968)	(849)	(119)
Packaging Corp. of America	CSFB	(0.940%)	09/20/2013	0.712%		10,000	(59)	0	(59)
Pactiv Corp.	MSC	(5.000%)	06/20/2017	3.612%		9,800	(720)	(677)	(43)
Pearson Dollar Finance PLC	BCLY	(0.610%)	06/20/2013	0.295%		25,000	(180)	0	(180)
Pearson Dollar Finance PLC	BCLY	(0.730%)	06/20/2018	0.824%		7,000	41	0	41
Pearson Dollar Finance PLC	BCLY	(0.770%)	06/20/2018	0.824%		10,000	33	0	33
Pearson Dollar Finance PLC	DUB	(0.720%)	06/20/2018	0.824%		11,000	72	0	72
Pearson Dollar Finance PLC	JPM	(0.830%)	06/20/2014	0.426%		5,000	(66)	5	(71)
Pioneer Natural Resources Co.	MSC	(1.000%)	09/20/2016	1.537%		20,835	556	1,533	(977)
PMI Group, Inc.	JPM	(0.460%)	09/20/2016	8.968%		9,500	2,994	0	2,994
ProLogis	CITI	(1.000%)	06/20/2012	0.339%		10,500	(89)	223	(312)
Pulte Group, Inc.	BNP	(1.000%)	03/20/2013	1.811%		10,250	158	180	(22)
Pulte Group, Inc.	BNP	(1.000%)	03/20/2014	2.337%		35,000	1,317	1,578	(261)
Pulte Group, Inc.	DUB	(1.000%)	09/20/2011	0.924%		15,400	(10)	57	(67)
Reed Elsevier Capital, Inc.	MLP	(0.290%)	06/20/2012	0.153%		5,000	(9)	0	(9)
Rexam PLC	BCLY	(1.450%)	06/20/2013	0.567%		12,500	(250)	981	(1,231)
Rexam PLC	RBS	(1.450%)	06/20/2013	0.567%		4,000	(80)	273	(353)
Rohm and Haas Co.	BNP	(1.000%)	09/20/2017	0.544%		30,000	(832)	(437)	(395)
Rohm and Haas Co.	BNP	(1.600%)	09/20/2017	0.545%		4,665	(298)	0	(298)
Rohm and Haas Co.	BOA	(0.700%)	09/20/2017	0.545%		13,425	(128)	0	(128)

Rohm and Haas Co.	BOA	(1.000%)	09/20/2017	0.544%	1,500	(41)	(16)	(25)
Rohm and Haas Co.	CITI	(0.540%)	09/20/2017	0.545%	7,000	1	0	1
RPM International, Inc.	BCLY	(1.460%)	03/20/2018	1.780%	2,800	53	0	53
RPM International, Inc.	BOA	(1.030%)	03/20/2018	1.780%	9,000	407	399	8
RPM International, Inc.	GSC	(1.000%)	03/20/2018	1.727%	15,000	658	219	439
RR Donnelley & Sons Co.	BOA	(5.000%)	09/20/2016	2.519%	17,300	(2,119)	(1,598)	(521)
RR Donnelley & Sons Co.	BOA	(3.500%)	03/20/2019	3.024%	25,000	(778)	0	(778)
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2012	0.403%	42,000	(259)	(84)	(175)
RR Donnelley & Sons Co.	DUB	(1.000%)	06/20/2014	1.611%	800	15	34	(19)
RR Donnelley & Sons Co.	DUB	(1.000%)	03/20/2017	2.629%	900	76	84	(8)
RR Donnelley & Sons Co.	DUB	(3.250%)	03/20/2017	2.724%	10,000	(283)	0	(283)
RR Donnelley & Sons Co.	GSC	(1.000%)	09/20/2016	2.519%	7,700	568	962	(394)
Ryland Group, Inc.	BCLY	(1.000%)	06/20/2017	2.567%	2,200	183	159	24
Ryland Group, Inc.	BNP	(1.000%)	06/20/2017	2.567%	28,500	2,363	1,700	663
Ryland Group, Inc.	BNP	(5.000%)	06/20/2020	2.739%	9,000	(1,424)	(1,621)	197
Ryland Group, Inc.	DUB	(1.000%)	03/20/2015	2.114%	9,000	368	668	(300)
Ryland Group, Inc.	RBS	(1.000%)	06/20/2017	2.567%	900	74	67	7
Seagate Technology HDD Holdings	DUB	(5.000%)	12/20/2011	0.297%	7,700	(277)	(423)	146
Seagate Technology HDD Holdings	GSC	(1.000%)	12/20/2011	0.297%	20,800	(114)	198	(312)
Seagate Technology HDD Holdings	JPM	(2.250%)	12/20/2011	0.297%	11,100	(166)	735	(901)
Sealed Air Corp.	BOA	(1.060%)	09/20/2013	0.672%	9,250	(91)	517	(608)
Tate & Lyle International Finance PLC	BCLY	(1.250%)	12/20/2014	0.705%	12,000	(242)	0	(242)
Temple-Inland, Inc.	BCLY	(1.000%)	06/20/2012	0.396%	6,000	(46)	61	(107)
Temple-Inland, Inc.	BNP	(6.670%)	03/20/2018	2.244%	7,430	(1,980)	0	(1,980)
Temple-Inland, Inc.	BOA	(1.000%)	03/20/2018	2.170%	4,000	279	209	70
Temple-Inland, Inc.	DUB	(1.000%)	03/20/2018	2.170%	4,000	279	156	123
Toll Brothers Finance Corp.	BCLY	(1.000%)	12/20/2017	2.157%	36,000	2,398	1,746	652
Toll Brothers Finance Corp.	BCLY	(5.000%)	12/20/2017	2.157%	32,500	(5,390)	(6,822)	1,432
Toll Brothers Finance Corp.	BNP	(1.000%)	06/20/2015	1.642%	10,000	252	262	(10)
Toll Brothers Finance Corp.	BNP	(1.000%)	12/20/2017	2.157%	15,000	998	814	184
Toll Brothers Finance Corp.	BOA	(1.000%)	12/20/2019	2.319%	7,000	638	251	387
Toll Brothers Finance Corp.	DUB	(1.000%)	12/20/2019	2.319%	3,000	273	262	11
Toll Brothers Finance Corp.	GSC	(1.000%)	12/20/2017	2.157%	2,700	180	71	109
Toll Brothers Finance Corp.	MSC	(1.390%)	09/20/2013	1.167%	9,800	(57)	0	(57)
Tyson Foods, Inc.	BNP	(1.000%)	03/20/2014	0.878%	4,000	(15)	136	(151)
Tyson Foods, Inc.	GSC	(1.000%)	03/20/2014	0.878%	31,000	(120)	1,474	(1,594)
Tyson Foods, Inc.	JPM	(1.000%)	03/20/2014	0.878%	12,000	(46)	795	(841)
Tyson Foods, Inc.	RBS	(3.250%)	06/20/2016	1.573%	19,000	(1,560)	0	(1,560)
Universal Corp.	DUB	(1.000%)	12/20/2014	2.123%	33,000	1,285	580	705
Universal Health Services, Inc.	BOA	(0.787%)	06/20/2016	1.871%	2,575	133	129	4
Universal Health Services, Inc.	BOA	(1.250%)	06/20/2016	1.871%	8,000	235	303	(68)
Universal Health Services, Inc.	BOA	(1.610%)	06/20/2016	1.871%	7,000	84	50	34
UST LLC	BCLY	(0.700%)	03/20/2018	0.361%	24,000	(529)	0	(529)
UST LLC	CITI	(1.000%)	03/20/2018	0.366%	2,500	(102)	(133)	31
UST LLC	DUB	(1.000%)	03/20/2018	0.366%	1,500	(62)	(74)	12
VTB Bank OJSC Via VTB Capital S.A.	BCLY	(2.150%)	05/20/2013	1.562%	15,000	(303)	6,476	(6,779)
Wesfarmers Ltd.	BCLY	(2.235%)	06/20/2013	0.369%	25,000	(1,053)	373	(1,426)
Wesfarmers Ltd.	GSC	(2.510%)	06/20/2013	0.369%	23,200	(1,122)	0	(1,122)
Whirlpool Corp.	DUB	(1.000%)	12/20/2012	0.555%	600	(5)	(2)	(3)

						$(19,718)	$31,956	$(51,674)

Credit Default Swaps on Corporate, Sovereign, U.S. Municipal, and U.S. Treasury Obligation Issues - Sell Protection(2)
Reference Entity	Counterparty	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2011(3)	Notional Amount(4)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Alcoa, Inc.	CITI	1.000%	03/20/2021	2.178%	$	2,000	$(181)	$(173)	$(8)
Alcoa, Inc.	GSC	1.000%	03/20/2018	1.903%		12,200	(664)	(721)	57
Alcoa, Inc.	JPM	1.000%	03/20/2018	1.903%		7,900	(430)	(445)	15
Ally Financial, Inc.	GSC	5.000%	03/20/2020	3.033%		30,000	3,846	1,141	2,705
American International Group, Inc.	BOA	5.000%	12/20/2011	0.402%		31,000	1,088	(930)	2,018
American International Group, Inc.	DUB	5.000%	12/20/2011	0.402%		10,500	368	(315)	683
American International Group, Inc.	GSC	5.000%	09/20/2011	0.402%		17,400	410	(4,002)	4,412
American International Group, Inc.	UBS	5.000%	12/20/2011	0.402%		10,000	351	(700)	1,051
Australia Government Bond	DUB	1.000%	03/20/2015	0.408%		71,200	1,656	1,367	289
Australia Government Bond	DUB	1.000%	03/20/2016	0.505%		78,800	1,883	1,773	110
Australia Government Bond	JPM	1.000%	06/20/2016	0.525%		25,000	598	570	28
Australia Government Bond	RBS	1.000%	06/20/2015	0.427%		25,000	595	678	(83)
Australia Government Bond	UBS	1.000%	03/20/2015	0.408%		50,000	1,163	693	470
Australia Government Bond	UBS	1.000%	06/20/2015	0.427%		50,000	1,190	1,331	(141)
Bank of America Corp.	BCLY	1.000%	12/20/2011	0.187%		9,100	57	(21)	78
Berkshire Hathaway Finance Corp.	BCLY	1.012%	09/20/2013	0.559%		20,000	229	0	229
Berkshire Hathaway Finance Corp.	BCLY	1.000%	03/20/2015	0.824%		65,000	458	(1,169)	1,627
Berkshire Hathaway Finance Corp.	BNP	1.000%	03/20/2015	0.824%		25,000	176	(468)	644
Berkshire Hathaway Finance Corp.	BOA	1.000%	03/20/2015	0.824%		162,200	1,142	(2,827)	3,969
Berkshire Hathaway Finance Corp.	BOA	1.000%	12/20/2015	0.994%		20,000	12	(298)	310
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2015	0.824%		25,000	177	(434)	611
Berkshire Hathaway Finance Corp.	CITI	1.000%	03/20/2016	1.050%		22,400	(45)	(253)	208
Berkshire Hathaway Finance Corp.	CITI	1.000%	06/20/2020	1.350%		4,400	(116)	(184)	68
Berkshire Hathaway Finance Corp.	DUB	1.000%	12/20/2014	0.785%		25,000	202	(495)	697
Berkshire Hathaway Finance Corp.	DUB	1.000%	03/20/2015	0.824%		65,000	458	(932)	1,390
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2015	0.824%		111,400	784	(1,718)	2,502
Berkshire Hathaway Finance Corp.	GSC	1.000%	06/20/2015	0.860%		30,000	179	(962)	1,141
Berkshire Hathaway Finance Corp.	GSC	1.000%	12/20/2015	0.994%		60,000	36	(1,275)	1,311
Berkshire Hathaway Finance Corp.	GSC	1.000%	03/20/2021	1.378%		25,000	(754)	(863)	109
Berkshire Hathaway Finance Corp.	JPM	1.000%	06/20/2015	0.860%		20,000	120	(816)	936
Berkshire Hathaway Finance Corp.	JPM	1.000%	12/20/2015	0.994%		15,000	9	(463)	472
Berkshire Hathaway Finance Corp.	JPM	1.000%	03/20/2021	1.378%		5,900	(178)	(237)	59
Berkshire Hathaway Finance Corp.	MSC	1.000%	03/20/2015	0.824%		77,000	542	(1,445)	1,987
Berkshire Hathaway Finance Corp.	UBS	1.000%	03/20/2015	0.824%		3,300	23	(60)	83
BP Capital Markets America, Inc.	BCLY	1.000%	09/20/2011	0.173%		6,700	29	(486)	515
BP Capital Markets America, Inc.	BNP	1.000%	09/20/2011	0.173%		5,700	25	(403)	428
BP Capital Markets America, Inc.	BOA	5.000%	09/20/2011	0.173%		25,000	617	(506)	1,123

BP Capital Markets America, Inc.	CSFB	5.000%	09/20/2011	0.173%	25,000	617	(324)	941
BP Capital Markets America, Inc.	DUB	5.000%	09/20/2011	0.173%	99,500	2,455	(1,480)	3,935
BP Capital Markets America, Inc.	GSC	1.000%	09/20/2011	0.173%	13,100	56	(677)	733
BP Capital Markets America, Inc.	HSBC	1.000%	09/20/2011	0.173%	15,800	67	(1,162)	1,229
BP Capital Markets America, Inc.	JPM	5.000%	09/20/2011	0.173%	5,900	145	(154)	299
BP Capital Markets America, Inc.	MSC	5.000%	09/20/2011	0.173%	25,000	617	(411)	1,028
Brazil Government International Bond	BCLY	0.980%	01/20/2012	0.372%	15,000	103	0	103
Brazil Government International Bond	BCLY	1.620%	03/20/2013	0.640%	20,900	414	0	414
Brazil Government International Bond	BCLY	1.000%	03/20/2015	0.938%	75,000	201	(1,413)	1,614
Brazil Government International Bond	BCLY	1.000%	06/20/2015	0.966%	127,100	214	(1,967)	2,181
Brazil Government International Bond	BCLY	1.000%	09/20/2015	1.009%	240,700	(18)	(2,853)	2,835
Brazil Government International Bond	BCLY	1.000%	12/20/2015	1.047%	105,000	(189)	(514)	325
Brazil Government International Bond	BCLY	1.000%	03/20/2016	1.081%	64,790	(228)	(514)	286
Brazil Government International Bond	BOA	1.000%	09/20/2015	1.009%	34,600	(3)	(407)	404
Brazil Government International Bond	BOA	1.000%	03/20/2021	1.511%	7,800	(323)	(355)	32
Brazil Government International Bond	CITI	1.000%	09/20/2015	1.009%	21,000	(2)	(330)	328
Brazil Government International Bond	CITI	1.000%	03/20/2016	1.081%	119,600	(420)	(943)	523
Brazil Government International Bond	CITI	1.000%	03/20/2021	1.511%	10,100	(418)	(448)	30
Brazil Government International Bond	CSFB	1.000%	09/20/2015	1.009%	70,000	(6)	(777)	771
Brazil Government International Bond	CSFB	2.090%	05/20/2016	1.106%	10,000	550	0	550
Brazil Government International Bond	CSFB	1.000%	06/20/2020	1.474%	25,000	(908)	(789)	(119)
Brazil Government International Bond	DUB	0.980%	01/20/2012	0.372%	7,500	52	0	52
Brazil Government International Bond	DUB	1.000%	06/20/2015	0.966%	61,800	105	(873)	978
Brazil Government International Bond	DUB	1.000%	09/20/2015	1.009%	110,000	(9)	(1,220)	1,211
Brazil Government International Bond	DUB	1.000%	12/20/2015	1.047%	75,000	(135)	(494)	359
Brazil Government International Bond	DUB	1.000%	06/20/2020	1.474%	50,000	(1,816)	(1,656)	(160)
Brazil Government International Bond	GSC	1.000%	03/20/2015	0.938%	100,000	267	(1,931)	2,198
Brazil Government International Bond	GSC	1.000%	06/20/2015	0.966%	30,800	52	(414)	466
Brazil Government International Bond	HSBC	1.000%	06/20/2015	0.966%	247,900	418	(3,142)	3,560
Brazil Government International Bond	HSBC	1.000%	09/20/2015	1.009%	130,500	(10)	(1,332)	1,322
Brazil Government International Bond	HSBC	1.000%	12/20/2015	1.047%	100,000	(181)	(756)	575
Brazil Government International Bond	HSBC	1.000%	03/20/2016	1.081%	66,000	(231)	(523)	292
Brazil Government International Bond	HSBC	1.000%	06/20/2020	1.474%	110,000	(3,995)	(3,489)	(506)
Brazil Government International Bond	JPM	1.000%	03/20/2015	0.938%	25,000	67	(506)	573
Brazil Government International Bond	JPM	1.000%	06/20/2015	0.966%	40,000	68	(420)	488
Brazil Government International Bond	JPM	1.000%	09/20/2015	1.009%	107,000	(8)	(1,219)	1,211
Brazil Government International Bond	JPM	1.000%	06/20/2020	1.474%	25,000	(908)	(789)	(119)
Brazil Government International Bond	MLP	1.710%	05/20/2013	0.664%	15,000	427	0	427
Brazil Government International Bond	MLP	1.950%	04/20/2016	1.096%	300	15	0	15
Brazil Government International Bond	MSC	1.140%	11/20/2011	0.346%	50,000	463	0	463
Brazil Government International Bond	MSC	1.660%	03/20/2013	0.640%	47,000	968	0	968
Brazil Government International Bond	MSC	1.770%	09/20/2014	0.874%	15,000	463	0	463
Brazil Government International Bond	MSC	1.000%	06/20/2015	0.966%	31,500	53	(305)	358
Brazil Government International Bond	MSC	1.000%	09/20/2015	1.009%	25,000	(2)	(157)	155
Brazil Government International Bond	MSC	1.000%	12/20/2015	1.047%	100,000	(181)	(806)	625
Brazil Government International Bond	MSC	1.000%	03/20/2016	1.081%	75,000	(264)	(608)	344
Brazil Government International Bond	MSC	1.520%	01/20/2017	1.198%	6,000	121	0	121
Brazil Government International Bond	RBS	1.000%	03/20/2015	0.938%	50,000	133	(989)	1,122
Brazil Government International Bond	UBS	1.000%	09/20/2015	1.009%	27,600	(2)	(261)	259
Brazil Government International Bond	UBS	1.000%	03/20/2016	1.081%	50,000	(176)	(481)	305
California State General Obligation Bonds, Series 2003	BOA	2.530%	03/20/2021	2.079%	25,000	819	0	819
California State General Obligation Bonds, Series 2003	CITI	2.100%	03/20/2021	2.079%	20,000	49	0	49
California State General Obligation Bonds, Series 2003	GSC	1.580%	09/20/2011	0.703%	30,000	140	0	140
California State General Obligation Bonds, Series 2003	GSC	2.150%	09/20/2011	0.703%	13,330	101	0	101
California State General Obligation Bonds, Series 2003	GSC	2.250%	09/20/2011	0.703%	13,330	108	0	108
California State General Obligation Bonds, Series 2003	GSC	2.400%	09/20/2011	0.703%	13,330	118	0	118
California State General Obligation Bonds, Series 2003	MSC	2.650%	12/20/2020	2.121%	25,000	800	0	800
California State General Obligation Notes, Series 2005	GSC	0.610%	03/20/2018	2.063%	25,000	(2,060)	0	(2,060)
Canada Government Bond	GSC	1.000%	03/20/2015	0.339%	10,000	260	243	17
Chesapeake Energy Corp.	JPM	5.000%	03/20/2021	2.865%	5,900	934	760	174
China Development Bank Corp.	BCLY	1.000%	06/20/2016	1.056%	20,000	(49)	(97)	48
China Development Bank Corp.	JPM	1.000%	06/20/2016	1.056%	15,000	(37)	(131)	94
China Development Bank Corp.	MSC	1.000%	06/20/2016	1.056%	50,000	(121)	(326)	205
China Government International Bond	BCLY	1.000%	03/20/2015	0.551%	50,000	883	520	363
China Government International Bond	BCLY	1.000%	06/20/2015	0.578%	50,000	880	817	63
China Government International Bond	BCLY	1.000%	12/20/2015	0.647%	75,000	1,221	1,074	147
China Government International Bond	BCLY	1.000%	03/20/2016	0.677%	73,600	1,150	898	252
China Government International Bond	BCLY	1.000%	06/20/2016	1.056%	10,000	(24)	(34)	10
China Government International Bond	BNP	1.000%	06/20/2015	0.578%	25,000	440	384	56
China Government International Bond	BNP	1.000%	09/20/2015	0.615%	15,000	254	94	160
China Government International Bond	BNP	1.000%	03/20/2016	0.677%	42,000	656	509	147
China Government International Bond	BOA	0.780%	12/20/2014	0.522%	50,000	482	0	482
China Government International Bond	BOA	1.000%	06/20/2015	0.578%	126,600	2,227	1,811	416
China Government International Bond	BOA	1.000%	09/20/2015	0.615%	50,000	847	402	445
China Government International Bond	BOA	1.000%	12/20/2015	0.647%	25,000	407	362	45
China Government International Bond	BOA	1.000%	03/20/2016	0.677%	50,000	781	606	175
China Government International Bond	CITI	1.000%	06/20/2015	0.578%	24,900	438	388	50
China Government International Bond	CSFB	1.000%	03/20/2015	0.551%	85,000	1,501	410	1,091
China Government International Bond	CSFB	1.000%	06/20/2015	0.578%	25,000	440	136	304
China Government International Bond	DUB	1.000%	03/20/2015	0.551%	30,000	530	312	218
China Government International Bond	DUB	1.000%	12/20/2015	0.647%	25,000	407	349	58
China Government International Bond	DUB	1.000%	03/20/2016	0.677%	30,000	469	364	105
China Government International Bond	DUB	1.000%	06/20/2016	1.056%	10,000	(24)	(48)	24
China Government International Bond	GSC	1.000%	09/20/2015	0.615%	25,000	423	182	241
China Government International Bond	JPM	1.000%	03/20/2015	0.551%	35,000	618	157	461
China Government International Bond	JPM	1.000%	06/20/2015	0.578%	60,000	1,056	494	562
China Government International Bond	JPM	1.000%	09/20/2015	0.615%	10,000	169	62	107
China Government International Bond	JPM	1.000%	12/20/2015	0.647%	25,000	407	349	58
China Government International Bond	JPM	1.000%	03/20/2016	0.677%	50,000	781	594	187
China Government International Bond	JPM	1.000%	06/20/2016	1.056%	10,000	(24)	(34)	10
China Government International Bond	MSC	1.000%	03/20/2015	0.551%	100,000	1,767	463	1,304
China Government International Bond	MSC	1.000%	12/20/2015	0.647%	50,000	814	712	102

China Government International Bond	MSC	1.000%	06/20/2016	1.056%	20,000	(49)	(39)	(10)
China Government International Bond	RBS	1.000%	03/20/2015	0.551%	20,000	353	198	155
China Government International Bond	RBS	1.000%	06/20/2015	0.578%	104,600	1,840	1,382	458
China Government International Bond	RBS	1.000%	12/20/2015	0.647%	25,000	407	362	45
China Government International Bond	UBS	1.000%	03/20/2015	0.551%	25,000	442	119	323
China Government International Bond	UBS	1.000%	06/20/2015	0.578%	25,000	440	396	44
China Government International Bond	UBS	1.000%	09/20/2015	0.615%	25,000	423	219	204
Citigroup, Inc.	BCLY	1.000%	09/20/2011	0.218%	9,100	37	(65)	102
Citigroup, Inc.	BOA	1.000%	09/20/2011	0.218%	10,000	40	(68)	108
Citigroup, Inc.	GSC	1.000%	09/20/2011	0.218%	16,300	66	(69)	135
Citigroup, Inc.	JPM	1.000%	09/20/2011	0.218%	5,700	23	(31)	54
Citigroup, Inc.	MSC	1.000%	06/20/2011	0.218%	70,200	145	(159)	304
Citigroup, Inc.	UBS	1.000%	09/20/2011	0.218%	21,100	86	(124)	210
Dell, Inc.	BCLY	1.000%	09/20/2013	0.434%	14,100	201	74	127
Dell, Inc.	CITI	1.000%	09/20/2013	0.434%	19,400	277	111	166
Egypt Government International Bond	CITI	1.000%	03/20/2016	3.390%	28,000	(2,913)	(3,261)	348
Egypt Government International Bond	DUB	1.000%	03/20/2016	3.390%	5,000	(520)	(686)	166
Egypt Government International Bond	MSC	1.000%	03/20/2016	3.390%	70,000	(7,281)	(8,209)	928
Emirate of Abu Dhabi	CITI	1.000%	12/20/2014	0.898%	6,000	24	(154)	178
Emirate of Abu Dhabi	CITI	1.000%	03/20/2016	1.067%	9,500	(27)	(29)	2
Emirate of Abu Dhabi	CSFB	1.000%	12/20/2014	0.898%	6,000	24	(154)	178
Emirate of Abu Dhabi	DUB	1.000%	12/20/2014	0.898%	5,000	20	(185)	205
Emirate of Abu Dhabi	DUB	1.000%	03/20/2016	1.067%	5,500	(16)	(42)	26
Emirate of Abu Dhabi	GSC	1.000%	12/20/2014	0.898%	16,000	64	(453)	517
Emirate of Abu Dhabi	HSBC	1.000%	03/20/2016	1.067%	2,000	(6)	(17)	11
Emirate of Abu Dhabi	JPM	1.000%	12/20/2014	0.898%	5,000	20	(185)	205
Emirate of Abu Dhabi	JPM	1.000%	12/20/2015	1.036%	25,000	(32)	(161)	129
Emirate of Abu Dhabi	JPM	1.000%	03/20/2016	1.067%	5,000	(14)	(2)	(12)
Emirate of Abu Dhabi	MSC	1.000%	12/20/2015	1.036%	25,000	(32)	(161)	129
Emirate of Abu Dhabi	RBS	1.000%	03/20/2016	1.067%	5,000	(14)	(7)	(7)
Emirate of Abu Dhabi	UBS	1.000%	12/20/2014	0.898%	17,000	68	(460)	528
Emirate of Abu Dhabi	UBS	1.000%	03/20/2016	1.067%	5,000	(14)	(5)	(9)
Export-Import Bank of China	BNP	1.000%	06/20/2016	1.056%	15,000	(36)	(141)	105
Export-Import Bank of China	CITI	1.000%	06/20/2016	1.056%	10,000	(25)	(97)	72
Export-Import Bank of China	CSFB	1.000%	06/20/2016	1.056%	5,000	(13)	(44)	31
Export-Import Bank of China	GSC	1.000%	06/20/2016	1.056%	40,000	(97)	(416)	319
Export-Import Bank of China	HSBC	1.000%	06/20/2016	1.056%	10,000	(24)	(53)	29
Export-Import Bank of China	JPM	1.000%	06/20/2016	1.056%	15,000	(37)	(160)	123
Export-Import Bank of China	MSC	1.000%	06/20/2016	1.056%	20,000	(48)	(193)	145
Florida State Board of Education General Obligation Notes, Series 2005	CITI	0.470%	03/20/2018	0.918%	10,000	(257)	0	(257)
Ford Motor Co.	BOA	5.000%	12/20/2015	2.940%	5,000	449	330	119
France Government Bond	BCLY	0.250%	03/20/2016	0.724%	224,000	(5,012)	(8,323)	3,311
France Government Bond	BOA	0.250%	12/20/2015	0.693%	75,000	(1,499)	(2,042)	543
France Government Bond	BOA	0.250%	03/20/2016	0.724%	116,200	(2,600)	(4,571)	1,971
France Government Bond	CITI	0.250%	06/20/2015	0.620%	200,000	(3,010)	(3,995)	985
France Government Bond	CITI	0.250%	12/20/2015	0.693%	50,000	(999)	(1,363)	364
France Government Bond	CITI	0.250%	03/20/2016	0.724%	40,000	(894)	(1,487)	593
France Government Bond	DUB	0.250%	06/20/2015	0.620%	50,000	(752)	(918)	166
France Government Bond	DUB	0.250%	12/20/2015	0.693%	150,000	(2,996)	(4,004)	1,008
France Government Bond	DUB	0.250%	03/20/2016	0.724%	96,200	(2,152)	(3,894)	1,742
France Government Bond	GSC	0.250%	06/20/2015	0.620%	50,000	(752)	(918)	166
France Government Bond	GSC	0.250%	12/20/2015	0.693%	182,200	(3,640)	(4,739)	1,099
France Government Bond	GSC	0.250%	03/20/2016	0.724%	100,000	(2,237)	(3,719)	1,482
France Government Bond	JPM	0.250%	12/20/2015	0.693%	50,000	(999)	(1,393)	394
France Government Bond	JPM	0.250%	03/20/2016	0.724%	50,000	(1,119)	(1,998)	879
France Government Bond	MSC	0.250%	03/20/2016	0.724%	18,100	(405)	(616)	211
France Government Bond	RBS	0.250%	12/20/2015	0.693%	83,300	(1,664)	(1,778)	114
France Government Bond	RBS	0.250%	03/20/2016	0.724%	18,900	(423)	(635)	212
France Government Bond	UBS	0.250%	09/20/2015	0.659%	54,000	(947)	(1,431)	484
France Government Bond	UBS	0.250%	12/20/2015	0.693%	35,300	(705)	(720)	15
France Government Bond	UBS	0.250%	03/20/2016	0.724%	202,300	(4,526)	(8,185)	3,659
France Telecom S.A.	BCLY	1.000%	06/20/2016	0.727%	25,000	345	358	(13)
Gazprom OAO Via Morgan Stanley Bank AG	MSC	0.870%	11/20/2011	0.549%	50,000	261	0	261
General Electric Capital Corp.	BCLY	5.000%	06/20/2012	0.366%	22,300	1,308	459	849
General Electric Capital Corp.	BCLY	0.640%	12/20/2012	0.551%	33,800	59	0	59
General Electric Capital Corp.	BCLY	0.910%	03/20/2013	0.606%	50,000	313	0	313
General Electric Capital Corp.	BCLY	1.580%	03/20/2013	0.606%	25,000	492	0	492
General Electric Capital Corp.	BCLY	1.280%	06/20/2013	0.650%	40,000	573	0	573
General Electric Capital Corp.	BCLY	4.050%	12/20/2013	0.742%	25,000	2,257	0	2,257
General Electric Capital Corp.	BCLY	4.800%	12/20/2013	0.742%	30,000	3,322	0	3,322
General Electric Capital Corp.	BCLY	5.000%	06/20/2014	0.791%	20,000	2,687	560	2,127
General Electric Capital Corp.	BCLY	1.000%	12/20/2014	0.890%	50,000	213	(2,557)	2,770
General Electric Capital Corp.	BCLY	1.000%	12/20/2015	1.080%	35,000	(114)	(683)	569
General Electric Capital Corp.	BNP	0.800%	06/20/2011	0.325%	10,000	13	0	13
General Electric Capital Corp.	BNP	5.000%	09/20/2011	0.322%	14,400	345	674	(329)
General Electric Capital Corp.	BNP	1.000%	03/20/2012	0.350%	25,000	167	(498)	665
General Electric Capital Corp.	BNP	4.700%	12/20/2013	0.742%	7,300	788	0	788
General Electric Capital Corp.	BNP	1.000%	12/20/2014	0.890%	34,400	147	(1,730)	1,877
General Electric Capital Corp.	BNP	1.000%	12/20/2015	1.080%	50,000	(163)	(1,903)	1,740
General Electric Capital Corp.	BNP	1.000%	03/20/2016	1.128%	25,000	(142)	(359)	217
General Electric Capital Corp.	BOA	1.000%	06/20/2011	0.322%	60,400	110	(738)	848
General Electric Capital Corp.	BOA	5.000%	09/20/2011	0.322%	49,000	1,174	2,591	(1,417)
General Electric Capital Corp.	BOA	1.000%	03/20/2012	0.350%	100,000	669	(2,105)	2,774
General Electric Capital Corp.	BOA	5.000%	06/20/2012	0.366%	25,000	1,467	332	1,135
General Electric Capital Corp.	BOA	5.000%	06/20/2014	0.791%	120,500	16,188	4,012	12,176
General Electric Capital Corp.	BOA	1.000%	12/20/2014	0.890%	25,000	107	(1,123)	1,230
General Electric Capital Corp.	BOA	1.000%	12/20/2015	1.080%	76,000	(247)	(2,477)	2,230
General Electric Capital Corp.	BOA	1.000%	03/20/2016	1.128%	112,900	(642)	(1,444)	802
General Electric Capital Corp.	CITI	5.000%	06/20/2011	0.322%	7,000	84	(340)	424
General Electric Capital Corp.	CITI	4.000%	12/20/2013	0.742%	17,300	1,539	0	1,539
General Electric Capital Corp.	CITI	4.325%	12/20/2013	0.742%	57,300	5,603	0	5,603
General Electric Capital Corp.	CITI	4.800%	12/20/2013	0.742%	50,000	5,536	0	5,536

General Electric Capital Corp.	CITI	4.875%	12/20/2013	0.742%		46,900	5,289	0	5,289
General Electric Capital Corp.	CITI	3.800%	03/20/2014	0.775%		30,000	2,687	0	2,687
General Electric Capital Corp.	CITI	3.820%	03/20/2014	0.775%		50,000	4,508	0	4,508
General Electric Capital Corp.	CITI	3.850%	03/20/2014	0.775%		25,900	2,358	0	2,358
General Electric Capital Corp.	CITI	3.950%	03/20/2014	0.775%		15,000	1,410	0	1,410
General Electric Capital Corp.	CITI	4.000%	03/20/2014	0.775%		50,000	4,773	0	4,773
General Electric Capital Corp.	CITI	5.000%	09/20/2014	0.845%		50,000	7,110	1,187	5,923
General Electric Capital Corp.	CITI	1.000%	12/20/2014	0.890%		25,000	107	(1,123)	1,230
General Electric Capital Corp.	CITI	1.000%	09/20/2015	1.025%		25,000	(19)	(876)	857
General Electric Capital Corp.	CITI	1.000%	03/20/2016	1.128%		25,000	(142)	(190)	48
General Electric Capital Corp.	DUB	1.000%	09/20/2011	0.322%		10,000	35	(285)	320
General Electric Capital Corp.	DUB	1.500%	09/20/2011	0.325%		900	5	0	5
General Electric Capital Corp.	DUB	5.000%	06/20/2013	0.642%		55,000	5,393	1,269	4,124
General Electric Capital Corp.	DUB	5.000%	09/20/2013	0.691%		30,000	3,221	634	2,587
General Electric Capital Corp.	DUB	4.300%	12/20/2013	0.742%		24,700	2,399	0	2,399
General Electric Capital Corp.	DUB	4.800%	12/20/2013	0.742%		20,000	2,214	0	2,214
General Electric Capital Corp.	DUB	4.900%	12/20/2013	0.742%		34,100	3,868	0	3,868
General Electric Capital Corp.	DUB	4.000%	03/20/2014	0.775%		10,000	955	0	955
General Electric Capital Corp.	DUB	4.050%	03/20/2014	0.775%		25,000	2,424	0	2,424
General Electric Capital Corp.	DUB	5.000%	06/20/2014	0.791%		49,800	6,690	1,615	5,075
General Electric Capital Corp.	DUB	1.000%	09/20/2015	1.025%		110,000	(86)	(4,219)	4,133
General Electric Capital Corp.	DUB	1.000%	12/20/2015	1.080%		90,000	(293)	(3,099)	2,806
General Electric Capital Corp.	DUB	1.000%	03/20/2016	1.128%		37,100	(211)	(2,466)	2,255
General Electric Capital Corp.	GSC	0.960%	06/20/2011	0.325%		14,000	24	0	24
General Electric Capital Corp.	GSC	5.000%	06/20/2011	0.322%		16,400	198	245	(47)
General Electric Capital Corp.	GSC	1.000%	03/20/2012	0.350%		450,000	3,009	(9,525)	12,534
General Electric Capital Corp.	GSC	1.280%	06/20/2013	0.650%		10,000	143	0	143
General Electric Capital Corp.	JPM	5.000%	09/20/2011	0.322%		24,200	579	1,250	(671)
General Electric Capital Corp.	JPM	1.000%	06/20/2012	0.366%		11,800	95	(223)	318
General Electric Capital Corp.	JPM	1.000%	12/20/2014	0.890%		75,000	321	(3,867)	4,188
General Electric Capital Corp.	JPM	1.000%	09/20/2015	1.025%		15,000	(12)	(526)	514
General Electric Capital Corp.	JPM	1.000%	12/20/2015	1.080%		125,000	(407)	(3,121)	2,714
General Electric Capital Corp.	JPM	0.280%	03/20/2016	1.155%		10,000	(408)	0	(408)
General Electric Capital Corp.	MSC	1.000%	09/20/2011	0.322%		5,500	19	(85)	104
General Electric Capital Corp.	MSC	1.000%	12/20/2014	0.890%		50,000	213	(2,368)	2,581
General Electric Capital Corp.	MSC	1.000%	09/20/2015	1.025%		85,000	(66)	(3,104)	3,038
General Electric Capital Corp.	MSC	1.000%	12/20/2015	1.080%		10,000	(33)	(172)	139
General Electric Capital Corp.	UBS	1.000%	03/20/2012	0.350%		100,000	668	(2,045)	2,713
General Electric Capital Corp.	UBS	1.000%	12/20/2014	0.890%		65,000	278	(3,362)	3,640
Goldman Sachs Group, Inc.	BOA	1.000%	03/20/2012	0.299%		10,000	71	63	8
Goldman Sachs Group, Inc.	JPM	1.000%	06/20/2011	0.286%		50,000	95	(802)	897
Goldman Sachs Group, Inc.	JPM	1.000%	03/20/2013	0.474%		50,000	534	323	211
Goldman Sachs Group, Inc.	MSC	1.000%	03/20/2012	0.299%		25,000	180	168	12
HCA, Inc.	JPM	1.000%	06/20/2011	1.427%		25,000	(17)	(213)	196
Illinois State General Obligation Bonds, Series 2006	CITI	2.420%	03/20/2021	2.391%		7,500	33	0	33
Indonesia Government International Bond	BCLY	1.000%	09/20/2015	1.216%		45,000	(400)	(1,437)	1,037
Indonesia Government International Bond	BCLY	1.000%	12/20/2015	1.285%		60,000	(745)	(891)	146
Indonesia Government International Bond	BCLY	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BNP	1.000%	09/20/2015	1.216%		35,000	(311)	(951)	640
Indonesia Government International Bond	BNP	1.000%	03/20/2016	1.347%		10,000	(158)	(149)	(9)
Indonesia Government International Bond	BOA	1.000%	09/20/2015	1.216%		15,000	(134)	(435)	301
Indonesia Government International Bond	BOA	1.000%	12/20/2015	1.285%		50,000	(622)	(660)	38
Indonesia Government International Bond	CITI	1.000%	09/20/2015	1.216%		12,100	(108)	(274)	166
Indonesia Government International Bond	CITI	1.000%	12/20/2015	1.285%		15,000	(187)	(218)	31
Indonesia Government International Bond	CSFB	1.000%	09/20/2015	1.216%		10,000	(89)	(218)	129
Indonesia Government International Bond	CSFB	1.000%	12/20/2015	1.285%		20,000	(248)	(318)	70
Indonesia Government International Bond	CSFB	1.000%	03/20/2016	1.347%		21,900	(348)	(496)	148
Indonesia Government International Bond	DUB	1.000%	09/20/2015	1.216%		25,000	(222)	(619)	397
Indonesia Government International Bond	DUB	1.000%	12/20/2015	1.285%		15,000	(186)	(211)	25
Indonesia Government International Bond	GSC	1.000%	09/20/2015	1.216%		10,000	(89)	(333)	244
Indonesia Government International Bond	HSBC	1.000%	09/20/2015	1.216%		25,000	(223)	(792)	569
Indonesia Government International Bond	HSBC	1.000%	03/20/2016	1.347%		25,000	(397)	(566)	169
Indonesia Government International Bond	JPM	1.000%	09/20/2015	1.216%		35,000	(312)	(814)	502
Indonesia Government International Bond	JPM	1.000%	12/20/2015	1.285%		8,700	(108)	(138)	30
Indonesia Government International Bond	JPM	1.000%	03/20/2016	1.347%		10,000	(159)	(178)	19
Indonesia Government International Bond	MSC	1.000%	09/20/2015	1.216%		25,000	(223)	(623)	400
Indonesia Government International Bond	MSC	1.000%	12/20/2015	1.285%		30,000	(373)	(449)	76
Indonesia Government International Bond	MSC	1.000%	03/20/2016	1.347%		20,000	(318)	(342)	24
Indonesia Government International Bond	RBS	1.310%	12/20/2011	0.270%		44,300	354	0	354
Indonesia Government International Bond	RBS	1.330%	12/20/2011	0.270%		50,000	408	0	408
Indonesia Government International Bond	RBS	1.085%	03/20/2012	0.333%		24,270	187	0	187
Indonesia Government International Bond	RBS	1.000%	09/20/2015	1.216%		65,000	(579)	(1,465)	886
Indonesia Government International Bond	RBS	1.000%	03/20/2016	1.347%		46,900	(745)	(1,041)	296
ING Verzekeringen NV	DUB	1.400%	06/20/2011	1.034%	EUR	204,500	361	0	361
Japan Government International Bond	BCLY	1.000%	03/20/2015	0.809%	$	59,000	452	558	(106)
Japan Government International Bond	BCLY	1.000%	03/20/2016	0.965%		16,000	31	196	(165)
Japan Government International Bond	BNP	1.000%	03/20/2016	0.965%		9,900	19	72	(53)
Japan Government International Bond	BOA	1.000%	03/20/2015	0.809%		69,600	533	507	26
Japan Government International Bond	BOA	1.000%	06/20/2015	0.841%		100,000	678	944	(266)
Japan Government International Bond	BOA	1.000%	09/20/2015	0.887%		125,000	642	2,043	(1,401)
Japan Government International Bond	BOA	1.000%	12/20/2015	0.928%		56,000	197	969	(772)
Japan Government International Bond	BOA	1.000%	03/20/2016	0.965%		62,100	120	892	(772)
Japan Government International Bond	DUB	1.000%	03/20/2015	0.809%		2,300	18	18	0
Japan Government International Bond	DUB	1.000%	06/20/2015	0.841%		20,000	136	177	(41)
Japan Government International Bond	DUB	1.000%	12/20/2015	0.928%		41,700	146	786	(640)
Japan Government International Bond	GSC	1.000%	03/20/2015	0.809%		180,500	1,383	1,549	(166)
Japan Government International Bond	GSC	1.000%	06/20/2015	0.841%		44,900	305	53	252
Japan Government International Bond	GSC	1.000%	09/20/2015	0.887%		50,000	257	806	(549)
Japan Government International Bond	GSC	1.000%	12/20/2015	0.928%		101,200	357	1,876	(1,519)
Japan Government International Bond	GSC	1.000%	03/20/2016	0.965%		50,000	97	391	(294)
Japan Government International Bond	JPM	1.000%	09/20/2015	0.887%		75,000	385	1,220	(835)
Japan Government International Bond	JPM	1.000%	03/20/2016	0.965%		53,800	105	446	(341)

Japan Government International Bond	MSC	1.000%	06/20/2015	0.841%	25,000	169	82	87
Japan Government International Bond	MSC	1.000%	12/20/2015	0.928%	25,000	88	452	(364)
Japan Government International Bond	MSC	1.000%	03/20/2016	0.965%	25,000	49	178	(129)
Japan Government International Bond	RBS	1.000%	06/20/2015	0.841%	30,100	204	246	(42)
Japan Government International Bond	MSC	1.000%	06/20/2016	0.840%	90,000	(25)	0	(25)
Japan Government International Bond	RBS	1.000%	12/20/2015	0.928%	50,000	176	930	(754)
Japan Government International Bond	RBS	1.000%	03/20/2016	0.965%	35,000	67	342	(275)
Japan Government International Bond	UBS	1.000%	06/20/2015	0.841%	35,000	237	463	(226)
JPMorgan Chase & Co.	BNP	1.000%	09/20/2011	0.116%	15,000	69	65	4
JPMorgan Chase & Co.	BNP	0.930%	03/20/2013	0.199%	10,000	148	0	148
JPMorgan Chase & Co.	BOA	1.000%	09/20/2011	0.116%	7,000	31	37	(6)
JPMorgan Chase & Co.	GSC	1.000%	09/20/2011	0.116%	25,000	113	92	21
JPMorgan Chase & Co.	MSC	0.860%	03/20/2013	0.199%	9,000	120	0	120
Kazakhstan Government International Bond	CITI	1.000%	03/20/2016	1.367%	15,000	(253)	(433)	180
Kazakhstan Government International Bond	DUB	1.000%	03/20/2016	1.367%	14,300	(242)	(433)	191
Kazakhstan Government International Bond	HSBC	1.000%	09/20/2015	1.297%	25,000	(308)	(951)	643
Kazakhstan Government International Bond	HSBC	1.000%	03/20/2016	1.367%	14,300	(241)	(419)	178
Kazakhstan Government International Bond	MSC	1.000%	09/20/2015	1.297%	25,000	(308)	(985)	677
Kazakhstan Government International Bond	MSC	1.000%	03/20/2016	1.367%	10,000	(168)	(279)	111
Kazakhstan Government International Bond	UBS	1.000%	09/20/2015	1.297%	25,000	(308)	(985)	677
Lincoln National Corp.	CITI	1.000%	03/20/2016	1.460%	12,700	(267)	(417)	150
MBIA, Inc.	CITI	5.000%	09/20/2011	9.796%	50,000	(1,034)	(1,938)	904
MBIA, Inc.	GSC	5.000%	06/20/2011	9.795%	40,000	(363)	(1,450)	1,087
MBIA, Inc.	GSC	5.000%	09/20/2011	9.796%	50,000	(1,034)	(1,688)	654
Merrill Lynch & Co., Inc.	BCLY	1.000%	12/20/2011	0.289%	9,500	52	(19)	71
Merrill Lynch & Co., Inc.	BNP	1.000%	09/20/2011	0.289%	600	3	(1)	4
Merrill Lynch & Co., Inc.	CITI	1.000%	09/20/2011	0.289%	3,000	11	(5)	16
Merrill Lynch & Co., Inc.	DUB	1.000%	03/20/2016	1.307%	40,700	(570)	(866)	296
Merrill Lynch & Co., Inc.	JPM	1.000%	06/20/2011	0.289%	35,000	67	(293)	360
Merrill Lynch & Co., Inc.	JPM	1.000%	09/20/2011	0.289%	11,600	43	(14)	57
Merrill Lynch & Co., Inc.	JPM	1.000%	12/20/2011	0.289%	12,500	69	(37)	106
Merrill Lynch & Co., Inc.	MSC	1.000%	09/20/2011	0.289%	50,000	185	(162)	347
Merrill Lynch & Co., Inc.	UBS	1.000%	09/20/2011	0.289%	81,200	301	(196)	497
MetLife, Inc.	BOA	1.000%	09/20/2013	0.774%	26,500	155	(1,434)	1,589
MetLife, Inc.	BOA	1.000%	09/20/2015	1.370%	25,000	(384)	(1,584)	1,200
MetLife, Inc.	BOA	1.000%	03/20/2016	1.487%	46,200	(1,029)	(707)	(322)
MetLife, Inc.	BOA	1.000%	09/20/2020	1.782%	10,000	(588)	(1,146)	558
MetLife, Inc.	CSFB	1.000%	09/20/2013	0.774%	20,000	117	(919)	1,036
MetLife, Inc.	DUB	5.000%	06/20/2012	0.378%	120,000	7,025	4,471	2,554
MetLife, Inc.	DUB	1.000%	03/20/2016	1.487%	17,000	(379)	(404)	25
MetLife, Inc.	GSC	1.000%	03/20/2015	1.236%	25,000	(217)	(1,561)	1,344
MetLife, Inc.	GSC	1.000%	12/20/2015	1.432%	27,000	(509)	(1,638)	1,129
MetLife, Inc.	GSC	1.000%	03/20/2016	1.487%	25,000	(556)	(622)	66
MetLife, Inc.	JPM	1.000%	09/20/2015	1.370%	25,000	(384)	(1,694)	1,310
MetLife, Inc.	JPM	1.000%	12/20/2015	1.432%	23,000	(433)	(1,415)	982
MetLife, Inc.	JPM	1.000%	03/20/2016	1.487%	15,000	(334)	(463)	129
MetLife, Inc.	SOG	1.000%	09/20/2013	0.774%	21,400	125	(1,004)	1,129
MetLife, Inc.	UBS	1.000%	09/20/2013	0.774%	10,000	58	(490)	548
Mexico Government International Bond	BCLY	1.000%	03/20/2015	0.890%	42,400	192	(916)	1,108
Mexico Government International Bond	BCLY	1.000%	09/20/2015	0.956%	61,000	133	(635)	768
Mexico Government International Bond	BCLY	1.000%	12/20/2015	0.991%	50,000	36	(124)	160
Mexico Government International Bond	BCLY	1.000%	03/20/2016	1.021%	50,000	(35)	(414)	379
Mexico Government International Bond	BOA	1.000%	09/20/2015	0.956%	19,800	43	(280)	323
Mexico Government International Bond	BOA	1.000%	03/20/2021	1.400%	11,000	(358)	(476)	118
Mexico Government International Bond	CITI	1.000%	09/20/2015	0.956%	91,800	200	(808)	1,008
Mexico Government International Bond	CITI	1.000%	03/20/2016	1.021%	226,000	(156)	(1,953)	1,797
Mexico Government International Bond	CITI	1.000%	03/20/2021	1.400%	22,700	(738)	(964)	226
Mexico Government International Bond	CSFB	1.000%	09/20/2015	0.956%	25,000	55	(217)	272
Mexico Government International Bond	DUB	1.000%	09/20/2015	0.956%	9,400	21	(118)	139
Mexico Government International Bond	DUB	1.000%	12/20/2015	0.991%	50,000	36	(456)	492
Mexico Government International Bond	DUB	1.000%	03/20/2016	1.021%	150,000	(103)	(1,182)	1,079
Mexico Government International Bond	DUB	1.000%	03/20/2021	1.400%	50,000	(1,626)	(1,774)	148
Mexico Government International Bond	HSBC	1.000%	03/20/2015	0.890%	22,300	102	(471)	573
Mexico Government International Bond	HSBC	1.000%	12/20/2015	0.991%	50,000	36	(480)	516
Mexico Government International Bond	HSBC	1.000%	03/20/2016	1.021%	10,000	(7)	(44)	37
Mexico Government International Bond	HSBC	1.000%	03/20/2021	1.400%	25,000	(812)	(1,148)	336
Mexico Government International Bond	JPM	0.920%	03/20/2016	1.024%	6,950	(32)	0	(32)
Mexico Government International Bond	MSC	1.000%	12/20/2015	0.991%	25,000	19	(356)	375
Mexico Government International Bond	RBS	1.000%	03/20/2015	0.890%	25,000	113	(529)	642
Mexico Government International Bond	UBS	1.000%	09/20/2015	0.956%	19,100	42	(270)	312
Morgan Stanley	BCLY	1.000%	03/20/2016	1.349%	15,000	(239)	(323)	84
Morgan Stanley	BNP	1.000%	03/20/2012	0.319%	18,000	125	84	41
Morgan Stanley	BOA	1.000%	06/20/2011	0.290%	17,200	32	62	(30)
Morgan Stanley	CITI	1.000%	09/20/2011	0.290%	10,000	37	(107)	144
Morgan Stanley	DUB	1.000%	03/20/2016	1.349%	35,000	(557)	(753)	196
Morgan Stanley	JPM	1.000%	06/20/2011	0.290%	78,900	150	(259)	409
Morgan Stanley	SOG	1.000%	09/20/2011	0.290%	6,000	22	(60)	82
Morgan Stanley	UBS	1.000%	09/20/2011	0.290%	13,600	51	(58)	109
New Jersey State General Obligation Bonds, Series 2001	GSC	1.950%	09/20/2011	0.552%	12,500	91	0	91
New Jersey State General Obligation Bonds, Series 2001	GSC	2.100%	09/20/2011	0.552%	12,500	100	0	100
New York State General Obligation Bonds, Series 2005	GSC	2.000%	09/20/2011	0.201%	12,500	116	0	116
New York State General Obligation Bonds, Series 2005	GSC	2.100%	09/20/2011	0.201%	12,500	122	0	122
Panama Government International Bond	DUB	1.170%	04/20/2017	0.985%	14,000	219	0	219
Panama Government International Bond	HSBC	0.760%	01/20/2012	0.269%	4,600	25	0	25
Panama Government International Bond	JPM	0.730%	01/20/2012	0.269%	12,600	66	0	66
Panama Government International Bond	MSC	0.750%	01/20/2012	0.269%	44,400	240	0	240
Petrobras International Finance Co.	MSC	1.000%	12/20/2012	0.833%	23,000	73	(127)	200
Philippines Government International Bond	BOA	1.000%	12/20/2015	1.193%	4,100	(34)	(83)	49
Prudential Financial, Inc.	BOA	5.000%	09/20/2014	0.985%	10,000	1,372	(179)	1,551
Prudential Financial, Inc.	BOA	1.000%	03/20/2016	1.341%	25,000	(388)	(284)	(104)
Prudential Financial, Inc.	BOA	1.000%	03/20/2018	1.516%	15,000	(469)	(424)	(45)
Prudential Financial, Inc.	CITI	5.000%	09/20/2014	0.985%	5,000	685	(90)	775

Prudential Financial, Inc.	GSC	2.250%	03/20/2013	0.620%		10,000	328	0	328
Prudential Financial, Inc.	GSC	1.000%	03/20/2016	1.341%		20,000	(311)	(382)	71
Prudential Financial, Inc.	GSC	1.000%	12/20/2017	1.502%		10,000	(295)	(950)	655
Prudential Financial, Inc.	GSC	1.000%	03/20/2018	1.516%		15,000	(469)	(482)	13
Qatar Government International Bond	CITI	1.000%	03/20/2016	1.085%		3,000	(11)	(20)	9
Qatar Government International Bond	CSFB	1.000%	03/20/2016	1.085%		11,000	(40)	(5)	(35)
Qatar Government International Bond	HSBC	1.000%	03/20/2016	1.085%		6,000	(22)	(34)	12
Qatar Government International Bond	JPM	1.000%	03/20/2016	1.085%		12,000	(44)	(21)	(23)
Qatar Government International Bond	RBS	1.000%	03/20/2016	1.085%		6,000	(22)	(6)	(16)
Republic of Germany	BCLY	0.250%	06/20/2015	0.345%		25,000	(96)	(279)	183
Republic of Germany	BOA	0.250%	06/20/2015	0.345%		50,000	(192)	(534)	342
Republic of Germany	CITI	0.250%	06/20/2015	0.345%		125,000	(478)	(1,488)	1,010
Republic of Germany	GSC	0.250%	03/20/2016	0.429%		84,800	(720)	(1,287)	567
Republic of Italy Government Bond	BCLY	1.000%	03/20/2016	1.456%		89,600	(1,856)	(3,487)	1,631
Republic of Italy Government Bond	BOA	1.000%	06/20/2011	0.343%		40,300	72	(403)	475
Republic of Italy Government Bond	BOA	1.000%	03/20/2016	1.456%		238,000	(4,930)	(8,919)	3,989
Republic of Italy Government Bond	CITI	1.000%	06/20/2011	0.343%		59,700	106	(628)	734
Republic of Italy Government Bond	CITI	1.000%	03/20/2016	1.456%		100,000	(2,071)	(4,052)	1,981
Republic of Italy Government Bond	GSC	1.000%	06/20/2015	1.351%		17,000	(234)	(247)	13
Republic of Italy Government Bond	GSC	1.000%	12/20/2015	1.425%		50,000	(922)	(1,682)	760
Republic of Italy Government Bond	GSC	1.000%	03/20/2016	1.456%		172,100	(3,565)	(6,204)	2,639
Republic of Italy Government Bond	GSC	1.000%	06/20/2016	1.510%		68,900	(1,643)	(1,664)	21
Republic of Italy Government Bond	HSBC	1.000%	06/20/2015	1.351%		25,000	(343)	(444)	101
Republic of Italy Government Bond	JPM	1.000%	03/20/2016	1.456%		88,000	(1,823)	(3,047)	1,224
Republic of Italy Government Bond	MSC	1.000%	06/20/2015	1.351%		18,000	(247)	(253)	6
Republic of Italy Government Bond	MSC	1.000%	03/20/2016	1.456%		44,000	(911)	(1,519)	608
Republic of Italy Government Bond	RBS	1.000%	06/20/2015	1.351%		10,000	(138)	(178)	40
Republic of Italy Government Bond	RBS	1.000%	03/20/2016	1.456%		37,000	(767)	(1,262)	495
Republic of Italy Government Bond	SOG	1.000%	06/20/2015	1.351%		25,000	(343)	(467)	124
Republic of Italy Government Bond	SOG	1.000%	03/20/2016	1.456%		50,000	(1,036)	(1,846)	810
Republic of Italy Government Bond	UBS	1.000%	12/20/2015	1.425%		50,000	(922)	(1,676)	754
Russia Government International Bond	GSC	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
Russia Government International Bond	RBS	1.000%	03/20/2016	1.246%		25,000	(280)	(619)	339
SLM Corp.	BCLY	5.000%	09/20/2011	0.427%		2,800	66	(196)	262
SLM Corp.	BOA	5.000%	09/20/2011	0.427%		10,500	247	(1,312)	1,559
SLM Corp.	BOA	5.000%	12/20/2011	0.427%		44,200	1,543	(3,536)	5,079
SLM Corp.	CITI	5.000%	06/20/2011	0.427%		50,000	590	(1,374)	1,964
SLM Corp.	CITI	5.000%	09/20/2011	0.427%		20,000	469	0	469
SLM Corp.	DUB	1.000%	06/20/2011	0.427%		30,000	47	73	(26)
SLM Corp.	DUB	5.000%	09/20/2011	0.427%		20,000	469	(50)	519
SLM Corp.	GSC	5.000%	09/20/2011	0.427%		5,000	117	0	117
SLM Corp.	JPM	5.000%	09/20/2011	0.427%		33,400	783	(250)	1,033
SLM Corp.	MSC	5.000%	12/20/2011	0.427%		15,000	524	(1,275)	1,799
SLM Corp.	UBS	5.000%	12/20/2011	0.427%		40,000	1,397	(2,200)	3,597
South Africa Government International Bond	BCLY	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
South Africa Government International Bond	DUB	1.000%	12/20/2015	1.119%		25,000	(126)	(184)	58
Spain Government International Bond	BOA	1.000%	03/20/2016	2.308%		32,500	(1,883)	(2,133)	250
Spain Government International Bond	CITI	1.000%	03/20/2016	2.308%		50,000	(2,896)	(3,405)	509
Spain Government International Bond	DUB	1.000%	03/20/2016	2.308%		27,900	(1,616)	(1,719)	103
Spain Government International Bond	DUB	1.000%	06/20/2016	2.370%		80,000	(4,984)	(5,008)	24
Spain Government International Bond	GSC	1.000%	03/20/2016	2.308%		116,800	(6,766)	(7,705)	939
Spain Government International Bond	UBS	1.000%	03/20/2016	2.308%		16,000	(927)	(986)	59
Sprint Nextel Corp.	UBS	1.000%	06/20/2019	3.783%		3,000	(515)	(508)	(7)
Swedbank AB	BNP	5.000%	09/20/2014	1.068%	EUR	25,000	4,687	4,065	622
Sweden Government Bond	JPM	1.000%	03/20/2015	0.196%	$	30,000	949	801	148
Turkey Government International Bond	DUB	1.000%	12/20/2015	1.506%		33,000	(731)	(602)	(129)
U.S. Treasury Notes	BCLY	0.250%	03/20/2015	0.311%	EUR	104,000	(331)	(1,467)	1,136
U.S. Treasury Notes	BNP	0.250%	03/20/2015	0.311%		45,000	(144)	(219)	75
U.S. Treasury Notes	CSFB	0.250%	03/20/2016	0.389%		173,500	(1,581)	(2,143)	562
U.S. Treasury Notes	DUB	0.250%	03/20/2015	0.311%		125,000	(397)	(2,163)	1,766
U.S. Treasury Notes	DUB	0.250%	06/20/2015	0.328%		50,000	(219)	(526)	307
U.S. Treasury Notes	DUB	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	HSBC	0.250%	03/20/2016	0.389%		100,000	(911)	(1,239)	328
U.S. Treasury Notes	RBS	0.250%	03/20/2016	0.389%		62,000	(565)	(752)	187
U.S. Treasury Notes	SOG	0.250%	06/20/2015	0.328%		25,000	(109)	(221)	112
U.S. Treasury Notes	SOG	0.250%	09/20/2015	0.351%		50,000	(299)	(689)	390
U.S. Treasury Notes	UBS	0.250%	03/20/2016	0.389%		35,500	(323)	(408)	85
UBS AG	BNP	0.760%	03/20/2013	0.435%	$	30	0	0	0
United Kingdom Gilt	BNP	1.000%	12/20/2014	0.397%		8,800	197	66	131
United Kingdom Gilt	BNP	1.000%	03/20/2015	0.425%		100,000	2,260	569	1,691
United Kingdom Gilt	BNP	1.000%	06/20/2016	0.562%		50,000	1,104	1,134	(30)
United Kingdom Gilt	BOA	1.000%	06/20/2015	0.450%		25,000	572	179	393
United Kingdom Gilt	CITI	1.000%	03/20/2015	0.425%		100,000	2,260	424	1,836
United Kingdom Gilt	CITI	1.000%	06/20/2015	0.450%		200,000	4,575	1,549	3,026
United Kingdom Gilt	CSFB	1.000%	06/20/2015	0.450%		50,000	1,144	538	606
United Kingdom Gilt	CSFB	1.000%	12/20/2015	0.512%		50,000	1,125	1,164	(39)
United Kingdom Gilt	CSFB	1.000%	03/20/2016	0.538%		20,500	457	396	61
United Kingdom Gilt	DUB	1.000%	03/20/2015	0.425%		67,500	1,526	214	1,312
United Kingdom Gilt	DUB	1.000%	06/20/2015	0.450%		175,000	4,003	1,560	2,443
United Kingdom Gilt	DUB	1.000%	03/20/2016	0.538%		67,500	1,504	908	596
United Kingdom Gilt	GSC	1.000%	03/20/2015	0.425%		345,000	7,798	1,186	6,612
United Kingdom Gilt	GSC	1.000%	06/20/2015	0.450%		25,000	572	173	399
United Kingdom Gilt	GSC	1.000%	12/20/2015	0.512%		55,000	1,237	1,069	168
United Kingdom Gilt	GSC	1.000%	03/20/2016	0.538%		205,000	4,570	4,079	491
United Kingdom Gilt	JPM	1.000%	12/20/2014	0.397%		8,900	198	66	132
United Kingdom Gilt	JPM	1.000%	03/20/2015	0.425%		79,500	1,797	645	1,152
United Kingdom Gilt	JPM	1.000%	06/20/2015	0.450%		75,000	1,715	526	1,189
United Kingdom Gilt	JPM	1.000%	12/20/2015	0.512%		47,000	1,057	1,090	(33)
United Kingdom Gilt	MSC	1.000%	12/20/2014	0.397%		14,600	326	109	217
United Kingdom Gilt	MSC	0.250%	03/20/2015	0.425%		30,000	(202)	(339)	137
United Kingdom Gilt	MSC	1.000%	03/20/2015	0.425%		200,000	4,521	1,758	2,763
United Kingdom Gilt	MSC	1.000%	06/20/2015	0.450%		50,000	1,144	333	811

United Kingdom Gilt	SOG	1.000%	12/20/2014	0.397%	28,900	645	202	443
United Kingdom Gilt	SOG	1.000%	03/20/2015	0.425%	275,000	6,215	1,117	5,098
United Kingdom Gilt	SOG	1.000%	06/20/2015	0.450%	50,000	1,144	527	617
United Kingdom Gilt	UBS	1.000%	06/20/2015	0.450%	100,000	2,287	1,202	1,085
United Kingdom Gilt	UBS	1.000%	12/20/2015	0.512%	37,300	839	859	(20)
UnitedHealth Group, Inc.	BOA	1.000%	03/20/2018	1.051%	50,000	(145)	(379)	234
Verizon Communications, Inc.	BCLY	1.000%	06/20/2013	0.313%	14,205	222	105	117
Verizon Communications, Inc.	CITI	1.000%	06/20/2013	0.313%	10,900	170	97	73
Verizon Communications, Inc.	JPM	1.000%	06/20/2013	0.313%	15,000	234	75	159
Vodafone Group PLC	DUB	1.000%	09/20/2015	0.658%	15,000	225	131	94
Vodafone Group PLC	GSC	1.000%	09/20/2015	0.658%	40,000	602	257	345
Wells Fargo & Co.	BCLY	2.500%	12/20/2013	0.352%	5,000	295	0	295
Wells Fargo & Co.	BNP	1.000%	03/20/2012	0.176%	10,000	82	77	5
Wells Fargo & Co.	BOA	1.000%	06/20/2011	0.146%	33,500	74	222	(148)
Wells Fargo & Co.	DUB	1.240%	03/20/2013	0.277%	4,500	87	0	87
Wells Fargo & Co.	DUB	2.500%	12/20/2013	0.352%	5,000	295	0	295
Wells Fargo & Co.	JPM	1.000%	09/20/2011	0.146%	12,400	55	74	(19)
Wells Fargo & Co.	SOG	1.000%	09/20/2011	0.146%	18,000	79	85	(6)

						$116,082	$(247,046)	$363,128

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Counterparty	Fixed Deal Receive Rate	Maturity Date	Notional Amount(4)	Market Value(5)	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.EM-12 5-Year Index	BCLY	5.000%	12/20/2014	$75,200	$8,316	$8,835	$(519)
CDX.EM-12 5-Year Index	DUB	5.000%	12/20/2014	124,900	13,812	14,192	(380)
CDX.EM-12 5-Year Index	GSC	5.000%	12/20/2014	24,300	2,688	2,892	(204)
CDX.EM-12 5-Year Index	HSBC	5.000%	12/20/2014	25,000	2,765	2,900	(135)
CDX.EM-12 5-Year Index	JPM	5.000%	12/20/2014	25,000	2,765	2,838	(73)
CDX.EM-12 5-Year Index	MSC	5.000%	12/20/2014	25,000	2,764	2,962	(198)
CDX.EM-12 5-Year Index	UBS	5.000%	12/20/2014	50,000	5,529	4,975	554
CDX.EM-13 5-Year Index	BCLY	5.000%	06/20/2015	711,200	85,940	88,665	(2,725)
CDX.EM-13 5-Year Index	CITI	5.000%	06/20/2015	20,000	2,417	2,290	127
CDX.EM-13 5-Year Index	CSFB	5.000%	06/20/2015	32,400	3,915	4,200	(285)
CDX.EM-13 5-Year Index	DUB	5.000%	06/20/2015	526,500	63,621	66,005	(2,384)
CDX.EM-13 5-Year Index	GSC	5.000%	06/20/2015	50,700	6,126	6,337	(211)
CDX.EM-13 5-Year Index	HSBC	5.000%	06/20/2015	977,700	118,143	122,641	(4,498)
CDX.EM-13 5-Year Index	JPM	5.000%	06/20/2015	68,100	8,229	7,866	363
CDX.EM-13 5-Year Index	MSC	5.000%	06/20/2015	153,200	18,513	16,939	1,574
CDX.EM-14 5-Year Index	BCLY	5.000%	12/20/2015	405,100	53,303	51,271	2,032
CDX.EM-14 5-Year Index	BOA	5.000%	12/20/2015	185,600	24,421	24,908	(487)
CDX.EM-14 5-Year Index	CITI	5.000%	12/20/2015	122,800	16,158	15,193	965
CDX.EM-14 5-Year Index	DUB	5.000%	12/20/2015	394,800	51,948	50,837	1,111
CDX.EM-14 5-Year Index	HSBC	5.000%	12/20/2015	170,800	22,474	22,253	221
CDX.EM-14 5-Year Index	JPM	5.000%	12/20/2015	61,400	8,079	8,330	(251)
CDX.EM-14 5-Year Index	MSC	5.000%	12/20/2015	156,600	20,605	20,076	529
CDX.EM-14 5-Year Index	UBS	5.000%	12/20/2015	201,900	26,566	27,885	(1,319)
CDX.EM-15 5-Year Index	BCLY	5.000%	06/20/2016	158,700	22,267	21,348	919
CDX.EM-15 5-Year Index	DUB	5.000%	06/20/2016	101,400	14,228	13,740	488
CDX.HY-8 5-Year Index 35-100%	CITI	0.360%	06/20/2012	100,146	409	0	409
CDX.HY-8 5-Year Index 35-100%	CITI	0.401%	06/20/2012	126,049	580	0	580
CDX.HY-8 5-Year Index 35-100%	CITI	0.415%	06/20/2012	96,294	460	0	460
CDX.HY-15 5-Year Index	CITI	5.000%	12/20/2015	1,024,600	35,538	(11,531)	47,069
CDX.HY-15 5-Year Index	JPM	5.000%	12/20/2015	452,350	15,689	(388)	16,077
CDX.IG-9 5-Year Index 15-30%	DUB	0.990%	12/20/2012	50,000	801	0	801
CDX.IG-9 5-Year Index 15-30%	DUB	1.180%	12/20/2012	30,000	581	0	581
CDX.IG-9 5-Year Index 15-30%	GSC	0.830%	12/20/2012	30,000	396	0	396
CDX.IG-9 5-Year Index 15-30%	GSC	0.940%	12/20/2012	33,800	511	0	511
CDX.IG-9 5-Year Index 15-30%	MSC	0.963%	12/20/2012	102,700	1,596	0	1,596
CDX.IG-9 5-Year Index 30-100%	DUB	0.530%	12/20/2012	211,322	1,772	0	1,772
CDX.IG-9 5-Year Index 30-100%	DUB	0.695%	12/20/2012	96,450	1,090	0	1,090
CDX.IG-9 5-Year Index 30-100%	DUB	0.701%	12/20/2012	80,246	915	0	915
CDX.IG-9 5-Year Index 30-100%	DUB	0.705%	12/20/2012	9,838	113	0	113
CDX.IG-9 5-Year Index 30-100%	DUB	0.708%	12/20/2012	13,889	160	0	160
CDX.IG-9 5-Year Index 30-100%	DUB	0.710%	12/20/2012	27,585	319	0	319
CDX.IG-9 5-Year Index 30-100%	DUB	0.770%	12/20/2012	163,965	2,069	0	2,069
CDX.IG-9 5-Year Index 30-100%	DUB	0.780%	12/20/2012	241,125	3,085	0	3,085
CDX.IG-9 5-Year Index 30-100%	GSC	0.695%	12/20/2012	14,082	159	0	159
CDX.IG-9 5-Year Index 30-100%	GSC	0.705%	12/20/2012	21,894	251	0	251
CDX.IG-9 5-Year Index 30-100%	MSC	0.711%	12/20/2012	385,800	4,468	0	4,468
CDX.IG-9 5-Year Index 30-100%	MSC	0.771%	12/20/2012	183,255	2,316	0	2,316
CDX.IG-9 10-Year Index 30-100%	GSC	0.507%	12/20/2017	241,125	2,020	0	2,020
CDX.IG-9 10-Year Index 30-100%	GSC	0.548%	12/20/2017	62,017	672	0	672
CDX.IG-9 10-Year Index 30-100%	JPM	0.510%	12/20/2017	144,675	1,234	0	1,234
CDX.IG-9 10-Year Index 30-100%	JPM	0.552%	12/20/2017	130,979	1,458	0	1,458
CDX.IG-10 5-Year Index 30-100%	DUB	0.530%	06/20/2013	132,136	1,355	0	1,355
CDX.IG-10 5-Year Index 30-100%	GSC	0.463%	06/20/2013	163,579	1,428	0	1,428
CDX.IG-10 5-Year Index 30-100%	MLP	0.461%	06/20/2013	241,125	2,098	0	2,098
CDX.IG-15 5-Year Index	CITI	1.000%	12/20/2015	1,130,150	8,483	1,084	7,399
MCDX-14 5-Year Index	GSC	1.000%	06/20/2015	100,000	(1,498)	(4,866)	3,368
MCDX-15 5-Year Index	CITI	1.000%	12/20/2015	28,100	(559)	(1,092)	533
MCDX-15 5-Year Index	DUB	1.000%	12/20/2015	25,000	(497)	(980)	483
MCDX-15 5-Year Index	GSC	1.000%	12/20/2015	25,000	(498)	(972)	474
MCDX-15 5-Year Index	MSC	1.000%	12/20/2015	21,900	(436)	(866)	430
MCDX-15 10-Year Index	CITI	1.000%	12/20/2020	25,000	(1,244)	(1,425)	181
MCDX-15 10-Year Index	GSC	1.000%	12/20/2020	25,000	(1,243)	(1,424)	181

					$691,643	$587,918	$103,725

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country, U.S. municipal issues, and U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cross-Currency Swaps
Receive	Pay	Maturity Date(6)	Counterparty		Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value		Upfront Premiums Paid/(Received)		Unrealized Appreciation
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	BCLY	AUD	250,000	USD	249,375	$	11,139	$	(787)	$	11,926
Floating rate equal to 3-Month AUD-BBR-BBSW plus 0.213% based on the notional amount of currency delivered	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/07/2016	CSFB		50,000		49,875		2,227		(158)		2,385

								$	13,366	$	(945)	$	14,311

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL-CDI	10.575%	01/02/2012	UBS	BRL	159,000	$(1,568)	$(2,885)	$1,317
Pay	1-Year BRL-CDI	10.600%	01/02/2012	BCLY		62,100	191	0	191
Pay	1-Year BRL-CDI	10.600%	01/02/2012	JPM		47,800	147	0	147
Pay	1-Year BRL-CDI	10.610%	01/02/2012	HSBC		459,700	1,480	(539)	2,019
Pay	1-Year BRL-CDI	10.835%	01/02/2012	BCLY		454,000	2,972	712	2,260
Pay	1-Year BRL-CDI	10.835%	01/02/2012	GSC		540,400	3,538	518	3,020
Pay	1-Year BRL-CDI	10.990%	01/02/2012	GSC		845,100	5,325	1,069	4,256
Pay	1-Year BRL-CDI	10.990%	01/02/2012	MLP		1,114,300	7,021	1,522	5,499
Pay	1-Year BRL-CDI	11.140%	01/02/2012	HSBC		412,200	4,368	1,939	2,429
Pay	1-Year BRL-CDI	11.140%	01/02/2012	MLP		268,000	2,840	1,299	1,541
Pay	1-Year BRL-CDI	11.290%	01/02/2012	GSC		570,000	4,524	0	4,524
Pay	1-Year BRL-CDI	11.360%	01/02/2012	HSBC		1,132,000	10,486	3,965	6,521
Pay	1-Year BRL-CDI	11.360%	01/02/2012	MLP		411,000	3,807	1,032	2,775
Pay	1-Year BRL-CDI	11.390%	01/02/2012	BNP		535,900	2,111	0	2,111
Pay	1-Year BRL-CDI	11.420%	01/02/2012	UBS		444,000	1,899	(30)	1,929
Pay	1-Year BRL-CDI	11.440%	01/02/2012	UBS		127,400	605	0	605
Pay	1-Year BRL-CDI	11.570%	01/02/2012	JPM		450,000	4,255	1,229	3,026
Pay	1-Year BRL-CDI	11.630%	01/02/2012	MSC		1,094,300	4,777	(572)	5,349
Pay	1-Year BRL-CDI	11.650%	01/02/2012	BCLY		247,000	4,232	120	4,112
Pay	1-Year BRL-CDI	11.760%	01/02/2012	CSFB		61,900	605	300	305
Pay	1-Year BRL-CDI	12.080%	01/02/2012	RBS		175,100	1,292	327	965
Pay	1-Year BRL-CDI	12.140%	01/02/2012	RBC		300,000	2,030	0	2,030
Pay	1-Year BRL-CDI	12.480%	01/02/2012	MSC		282,500	2,853	823	2,030
Pay	1-Year BRL-CDI	14.765%	01/02/2012	HSBC		8,300	520	55	465
Pay	1-Year BRL-CDI	14.765%	01/02/2012	MLP		47,500	2,979	175	2,804
Pay	1-Year BRL-CDI	11.880%	01/02/2013	BNP		491,200	1,378	37	1,341
Pay	1-Year BRL-CDI	11.880%	01/02/2013	HSBC		265,200	452	(193)	645
Pay	1-Year BRL-CDI	11.890%	01/02/2013	GSC		896,000	2,942	267	2,675
Pay	1-Year BRL-CDI	11.890%	01/02/2013	HSBC		450,900	1,480	810	670
Pay	1-Year BRL-CDI	11.900%	01/02/2013	MLP		3,305,900	8,572	3,310	5,262
Pay	1-Year BRL-CDI	11.910%	01/02/2013	BCLY		453,900	1,181	954	227
Pay	1-Year BRL-CDI	11.930%	01/02/2013	GSC		548,000	1,917	(788)	2,705
Pay	1-Year BRL-CDI	11.950%	01/02/2013	RBS		404,300	(462)	189	(651)
Pay	1-Year BRL-CDI	11.955%	01/02/2013	RBC		650,700	(624)	363	(987)
Pay	1-Year BRL-CDI	11.980%	01/02/2013	MSC		43,600	185	68	117
Pay	1-Year BRL-CDI	12.070%	01/02/2013	JPM		345,100	421	625	(204)
Pay	1-Year BRL-CDI	12.070%	01/02/2013	UBS		403,000	2,319	356	1,963
Pay	1-Year BRL-CDI	12.170%	01/02/2013	JPM		709,400	5,116	1,426	3,690
Pay	1-Year BRL-CDI	12.180%	01/02/2013	RBC		836,000	6,135	658	5,477
Pay	1-Year BRL-CDI	12.285%	01/02/2013	BCLY		877,000	7,718	897	6,821
Pay	1-Year BRL-CDI	12.300%	01/02/2013	HSBC		1,632,400	14,888	4,177	10,711
Pay	1-Year BRL-CDI	12.480%	01/02/2013	CSFB		3,044,800	20,244	7,519	12,725
Pay	1-Year BRL-CDI	12.550%	01/02/2013	RBS		264,500	2,194	1,335	859
Pay	1-Year BRL-CDI	12.590%	01/02/2013	MSC		536,400	4,276	1,825	2,451
Pay	1-Year BRL-CDI	11.890%	01/02/2014	MSC		277,800	(1,355)	(31)	(1,324)
Pay	1-Year BRL-CDI	11.990%	01/02/2014	BCLY		444,900	(245)	1,894	(2,139)
Pay	1-Year BRL-CDI	12.110%	01/02/2014	BNP		227,500	421	0	421
Pay	1-Year BRL-CDI	12.200%	01/02/2014	JPM		258,700	917	(61)	978
Pay	1-Year BRL-CDI	12.250%	01/02/2014	UBS		442,800	2,031	424	1,607
Pay	1-Year BRL-CDI	12.510%	01/02/2014	MSC		583,600	5,174	2,018	3,156
Pay	1-Year BRL-CDI	12.540%	01/02/2014	HSBC		973,700	9,073	2,096	6,977
Pay	1-Year BRL-CDI	12.650%	01/02/2014	GSC		1,514,500	16,706	5,080	11,626
Pay	3-Month AUD Bank Bill	4.250%	06/15/2011	RBC	AUD	350,900	(632)	(51)	(581)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	DUB		267,000	(306)	451	(757)
Pay	3-Month AUD Bank Bill	4.500%	06/15/2011	UBS		255,900	(294)	766	(1,060)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	BOA		$1,673,600	25,464	51,455	(25,991)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	DUB		556,700	8,470	17,311	(8,841)
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	JPM		306,500	4,663	138	4,525
Receive	3-Month USD-LIBOR	3.500%	06/15/2021	MSC		913,600	13,900	33,423	(19,523)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BCLY		158,900	2,257	3,575	(1,318)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BNP		73,400	1,043	3,230	(2,187)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	BOA		1,973,100	28,034	23,013	5,021
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CITI		958,400	13,618	25,448	(11,830)

Receive	3-Month USD-LIBOR	4.250%	06/15/2041	CSFB		391,800	5,567	14,819	(9,252)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	DUB		550,000	7,815	15,078	(7,263)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	GSC		1,192,600	16,945	25,736	(8,791)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	HSBC		832,300	11,826	16,689	(4,863)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	JPM		414,700	5,892	12,084	(6,192)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	MSC		2,223,400	31,591	19,368	12,223
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	RBS		1,978,200	28,107	45,857	(17,750)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041	UBS		963,400	13,689	23,950	(10,261)
Pay	6-Month AUD Bank Bill	4.250%	09/15/2011	UBS	AUD	813,600	(3,414)	5,211	(8,625)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	CSFB	EUR	778,600	(5,222)	(1,872)	(3,350)
Pay	6-Month EUR-EURIBOR	2.500%	09/21/2013	MSC		300,000	(2,012)	(1,754)	(258)
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BCLY	JPY	23,300,000	12,097	7,405	4,692
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	BOA		5,000,000	2,596	76	2,520
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	CSFB		15,000,000	7,787	(646)	8,433
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	RBS		17,000,000	8,826	3,589	5,237
Receive	6-Month JPY-LIBOR	2.000%	06/15/2041	UBS		18,000,000	9,344	6,010	3,334
Pay	28-Day MXN TIIE	6.500%	03/05/2013	MSC	MXN	886,100	(51)	(35)	(16)
Pay	28-Day MXN TIIE	8.000%	02/17/2014	BCLY		300,000	1,094	0	1,094
Pay	28-Day MXN TIIE	8.000%	02/17/2014	JPM		440,000	1,604	28	1,576
Pay	28-Day MXN TIIE	7.340%	01/28/2015	BCLY		1,565,679	2,425	756	1,669

							$439,066	$397,422	$41,644

(o)	Written options outstanding on March 31, 2011:

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$117.000	05/20/2011	5,574	$2,753	$(3,063)
Call - CBOT U.S. Treasury 10-Year Note June Futures	122.000	05/20/2011	12,549	5,800	(2,948)
Put - CBOT U.S. Treasury 10-Year Note May Futures	118.500	04/21/2011	665	258	(426)
Call - CBOT U.S. Treasury 10-Year Note May Futures	123.000	04/21/2011	665	300	(16)
Put - CME 90-Day Eurodollar March Futures	99.000	03/19/2012	33,197	26,449	(25,105)
Put - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	29,941	(9,436)
Call - CME 90-Day Eurodollar September Futures	99.375	09/19/2011	48,143	20,661	(26,018)

				$86,162	$(67,012)

Interest Rate Swaptions
Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premium	Market Value
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	0.650%	11/14/2011	$	3,251,600	$6,666	$(13,436)
Put - OTC 1-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	1.000%	11/19/2012		3,745,900	21,371	(50,734)
Put - OTC 1-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	1.750%	11/19/2012		4,179,200	15,776	(35,995)
Put - OTC 2-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,727,900	22,858	(39,823)
Put - OTC 2-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		270,100	1,840	(3,943)
Put - OTC 2-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		2,454,400	14,563	(35,831)
Put - OTC 2-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		1,211,300	7,488	(17,683)
Put - OTC 2-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.250%	09/24/2012		11,224,600	88,302	(163,862)
Put - OTC 3-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,414,800	12,651	(18,108)
Put - OTC 3-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,564,800	36,619	(45,626)
Put - OTC 3-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		2,883,600	31,346	(36,907)
Put - OTC 3-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		41,200	261	(527)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		1,572,700	16,326	(24,514)
Put - OTC 3-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		1,986,800	21,576	(25,429)
Put - OTC 3-Year Interest Rate Swap	JPM	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		3,774,400	38,574	(48,309)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	2.750%	06/18/2012		2,034,000	19,933	(31,704)
Put - OTC 3-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.000%	06/18/2012		5,683,300	48,236	(72,741)
Put - OTC 5-Year Interest Rate Swap	CITI	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		1,915,300	47,353	(57,973)
Put - OTC 5-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.250%	07/16/2012		668,500	16,786	(20,235)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		355,500	4,995	(2,343)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		360,000	2,448	(39)
Put - OTC 10-Year Interest Rate Swap	BCLY	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,250,000	13,437	(10,997)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		710,300	9,873	(4,682)
Put - OTC 10-Year Interest Rate Swap	BOA	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		750,000	4,662	(81)
Put - OTC 10-Year Interest Rate Swap	CSFB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		182,000	1,256	(20)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		187,400	2,558	(1,235)
Put - OTC 10-Year Interest Rate Swap	DUB	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		340,000	2,261	(37)
Call - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		222,600	579	(78)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		222,600	1,182	(1,384)
Put - OTC 10-Year Interest Rate Swap	GSC	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		354,900	4,880	(2,339)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		1,995,300	12,243	(216)
Put - OTC 10-Year Interest Rate Swap	MSC	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		1,000,000	11,650	(8,797)
Call - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Receive	3.100%	04/25/2011		124,900	493	(43)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	3.700%	04/25/2011		124,900	500	(777)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	4.000%	06/13/2011		689,900	9,751	(4,547)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	07/10/2012		719,000	4,889	(78)
Put - OTC 10-Year Interest Rate Swap	RBS	3-Month USD-LIBOR	Pay	10.000%	01/13/2016		2,000,000	23,400	(17,595)
Put - OTC 10-Year Interest Rate Swap	BCLY	6-Month EUR-LIBOR	Pay	10.000%	07/01/2014	EUR	81,000	619	(68)

								$580,201	$(798,736)

Credit Default Swaptions on Credit Indices
Description	Counterparty	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value
Call - OTC CDX.IG-15 5-Year Index	BCLY	Buy	0.800%	06/15/2011	$200,000	$602	$(348)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	06/15/2011	200,000	659	(203)
Put - OTC CDX.IG-15 5-Year Index	BCLY	Sell	1.200%	09/21/2011	79,000	395	(229)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	06/15/2011	100,000	310	(174)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	06/15/2011	100,000	315	(102)
Call - OTC CDX.IG-15 5-Year Index	BNP	Buy	0.800%	09/21/2011	280,000	602	(647)
Put - OTC CDX.IG-15 5-Year Index	BNP	Sell	1.200%	09/21/2011	280,000	1,148	(813)
Call - OTC CDX.IG-15 5-Year Index	BOA	Buy	0.800%	06/15/2011	173,600	573	(302)
Put - OTC CDX.IG-15 5-Year Index	BOA	Sell	1.200%	06/15/2011	173,600	538	(177)

Put - OTC CDX.IG-16 5-Year Index	BOA	Sell	1.300%	09/21/2011	159,200	724	(633)

						$ 5,866	$(3,628)

Foreign Currency Options
Description		Exercise Price	Expiration Date	Notional Amount	Premium	Market Value
Put - OTC USD versus JPY	JPY	79.000	04/21/2011	$170,500	$699	$ (93)
Put - OTC USD versus JPY		79.000	04/21/2011	250,000	1,325	(137)

					$2,024	$ (230)

Straddle Options
Description	Counterparty	Exercise Level(7)	Expiration Date	Notional Amount	Premium(7)	Market Value
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	GSC	0.000%	10/11/2011	$1,634,000	$8,628	$ (13,697)
Call & Put - OTC 1-Year vs. 1-Year Forward Volatility Agreement	JPM	0.000%	10/11/2011	1,518,000	7,712	(12,725)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	10/11/2011	7,499,700	83,843	(132,597)
Call & Put - OTC 1-Year vs. 2-Year Forward Volatility Agreement	MSC	0.000%	11/14/2011	4,079,100	44,366	(71,941)

					$144,549	$ (230,960)

(7)	Exercise level and final premium determined on a future date, based upon implied volatility parameters.

Inflation Floor
Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value
Floor - OTC CPURNSA Index	CITI	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/12/2020	$1,757,700	$14,866	$(9,784)
Floor - OTC CPURNSA Index	CITI	216.687	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	04/07/2020	4,179,400	37,277	(23,918)
Floor - OTC CPURNSA Index	CITI	217.965	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	09/29/2020	483,000	6,231	(2,959)
Floor - OTC CPURNSA Index	DUB	215.949	Maximum of ((1 + 0.000%)[10] - Inflation Adjustment) or 0	03/10/2020	631,100	4,733	(4,503)
Floor - OTC CPURNSA Index	DUB	218.011	Maximum of ((1 + 0.000%)[10] -Inflation Adjustment) or 0	10/13/2020	486,300	4,766	(3,819)
						$ 67,873	$(44,983)

Transactions in written call and put options for the period ended March 31, 2011:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premium
Balance at 03/31/2010	116,134	$105,180,800	EUR	512,000	$899,148
Sales	313,524	141,823,170		952,800	1,146,567
Closing Buys	(280,722)	(115,864,770)		(1,383,800)	(963,819)
Expirations	0	(6,375,400)		0	(47,889)
Exercised	0	(34,135,900)		0	(147,332)

Balance at 03/31/2011	148,936	$90,627,900	EUR	81,000	$886,675

(p)	Restricted securities as of March 31, 2011:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
American International Group, Inc.	4.500%	12/20/2017	10/04/2010	$56,519	$62,032	0.03%
Chambers Descendants Trust	12.000%	08/15/2018	02/19/2010 - 11/29/2010	102,791	102,904	0.04%
Continental Airlines, Inc.	6.920%	04/02/2013	10/21/2010	3,876	3,833	0.00%
DLJ Mortgage Acceptance Corp.	6.502%	08/01/2021	07/21/1992	187	156	0.00%
Goldman Sachs Group, Inc.	1.594%	08/12/2015	12/01/2009	69,647	66,542	0.03%
Lehman Brothers Holdings, Inc.	4.850%	09/03/2013	10/10/2008	1,147	3,213	0.00%
Michigan State Public Educational Facilities Authority Revenue Bonds, (Q-SBLF Insured), Series 2008	7.000%	10/01/2036	12/11/2008	81	92	0.00%
Santander UK PLC	1.388%	08/28/2017	03/31/2011	87,166	87,166	0.04%
SLM Corp.	4.800%	02/13/2014	03/12/2010	9,032	9,293	0.00%

				$330,446	$335,231	0.14%

(q)	Short sales outstanding on March 31, 2011:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Market Value(8)
Fannie Mae	3.500%	12/01/2040	$8,894	$8,411	$(8,421)
Fannie Mae	3.500%	04/01/2041	1,788,500	1,675,203	(1,680,632)
Fannie Mae	4.000%	12/01/2040	959	946	(948)
Fannie Mae	5.500%	03/01/2041	2,000	2,135	(2,138)
Fannie Mae	5.500%	04/01/2041	497,000	530,617	(531,169)
Freddie Mac	3.500%	04/01/2041	1,856,000	1,735,667	(1,740,289)
Freddie Mac	4.000%	04/01/2041	1,595,500	1,569,010	(1,563,839)
Ginnie Mae	6.000%	05/01/2041	7,000	7,673	(7,678)
U.S. Treasury Bonds	2.625%	11/15/2020	899,400	842,895	(847,356)
U.S. Treasury Bonds	3.625%	02/15/2021	1,321,900	1,348,007	(1,348,640)

				$7,720,564	$(7,731,110)

(8)	Market value includes $18,766 of interest payable on short sales.

(r)	Foreign currency contracts outstanding on March 31, 2011:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Sell	AUD	254,653	04/2011	BCLY	$0	$(11,078)	$(11,078)
Buy		610	04/2011	BNP	9	0	9
Sell		3,313	04/2011	BOA	0	(117)	(117)
Sell		23,032	04/2011	CITI	0	(639)	(639)
Sell		50,000	04/2011	JPM	0	(2,190)	(2,190)
Buy		659,335	04/2011	RBS	35,233	0	35,233
Sell		55,965	04/2011	RBS	0	(1,353)	(1,353)
Sell	BRL	502,031	04/2011	BCLY	0	(11,590)	(11,590)
Buy		83,060	04/2011	CITI	1,168	0	1,168

Buy		273,013	04/2011	HSBC	3,838	0	3,838
Buy		145,958	04/2011	RBS	2,130	0	2,130
Sell		1,110,148	05/2011	HSBC	0	(23,221)	(23,221)
Sell		83,060	06/2011	CITI	0	(1,226)	(1,226)
Buy		5,811	06/2011	HSBC	4	0	4
Sell		273,013	06/2011	HSBC	0	(3,954)	(3,954)
Sell		145,958	07/2011	RBS	0	(2,160)	(2,160)
Buy		69,788	09/2011	BOA	3,839	0	3,839
Buy		61,457	09/2011	MSC	3,354	0	3,354
Sell	CAD	123,137	06/2011	BNP	0	(796)	(796)
Sell		47,132	06/2011	CITI	0	(821)	(821)
Buy		125	06/2011	CSFB	1	0	1
Buy		51,017	06/2011	DUB	942	0	942
Sell	CHF	19,272	05/2011	BNP	0	(358)	(358)
Sell		192,398	05/2011	CITI	0	(948)	(948)
Buy		44,801	05/2011	MSC	824	0	824
Sell		8,062	05/2011	RBS	0	(440)	(440)
Sell	CNY	529,641	04/2011	CITI	0	(142)	(142)
Buy		248,138	04/2011	HSBC	399	0	399
Sell		132,177	04/2011	HSBC	0	(39)	(39)
Buy		744,094	04/2011	JPM	1,150	0	1,150
Sell		130,414	04/2011	JPM	0	(43)	(43)
Sell		200,000	04/2011	SOG	0	(55)	(55)
Buy		1,065,464	06/2011	BCLY	4,486	0	4,486
Buy		649,092	06/2011	DUB	0	(1,304)	(1,304)
Buy		2,120,262	06/2011	JPM	8,281	0	8,281
Buy		114,614	11/2011	BCLY	35	(67)	(32)
Buy		1,126,040	11/2011	CITI	299	0	299
Buy		85,350	11/2011	HSBC	0	(89)	(89)
Buy		679,898	11/2011	JPM	403	(412)	(9)
Buy		48,570	11/2011	RBS	8	0	8
Buy		55,863	02/2012	BCLY	0	(57)	(57)
Buy		359,078	02/2012	CITI	107	0	107
Buy		132,177	02/2012	HSBC	69	0	69
Buy		124,961	02/2012	JPM	82	0	82
Buy		200,000	02/2012	SOG	119	0	119
Buy		170,562	02/2013	CITI	36	0	36
Buy	EUR	6,521	04/2011	BCLY	121	0	121
Sell		18,785	04/2011	BCLY	0	(985)	(985)
Buy		68,192	04/2011	BNP	0	(69)	(69)
Sell		32,223	04/2011	BNP	0	(1,998)	(1,998)
Buy		10,094	04/2011	BOA	596	0	596
Sell		49,718	04/2011	BOA	0	(2,071)	(2,071)
Buy		1,413	04/2011	CITI	77	0	77
Sell		1,076,747	04/2011	CITI	0	(70,868)	(70,868)
Sell		1,594,559	04/2011	DUB	0	(65,119)	(65,119)
Buy		10,547	04/2011	HSBC	0	(27)	(27)
Buy		18,300	04/2011	JPM	555	0	555
Sell		165,836	04/2011	JPM	0	(10,302)	(10,302)
Sell		1,810,952	04/2011	MSC	0	(103,659)	(103,659)
Buy		120,772	04/2011	RBC	3,218	(1)	3,217
Sell		1,463,590	04/2011	RBC	0	(108,456)	(108,456)
Buy		14,824	04/2011	RBS	789	0	789
Sell		50,369	04/2011	RBS	0	(2,399)	(2,399)
Sell	GBP	827	05/2011	BCLY	18	0	18
Sell		1,397	06/2011	BNP	27	0	27
Sell		99,911	06/2011	BOA	271	0	271
Sell		457,949	06/2011	CITI	927	0	927
Sell		500,233	06/2011	CSFB	824	0	824
Buy		941	06/2011	DUB	0	(8)	(8)
Sell		10,045	06/2011	DUB	90	0	90
Sell		33,000	06/2011	HSBC	0	(136)	(136)
Sell		317,163	06/2011	RBC	3,291	0	3,291
Buy	HKD	11,673	04/2011	CITI	1	0	1
Sell		451,200	04/2011	HSBC	55	0	55
Buy	IDR	819,250,800	04/2011	BCLY	1,476	0	1,476
Sell		614,675,426	04/2011	BOA	0	(134)	(134)
Buy		376,085,630	04/2011	CITI	2,276	0	2,276
Sell		570,606,523	04/2011	CITI	0	(80)	(80)
Buy		840,884,700	04/2011	JPM	1,960	0	1,960
Buy		433,923,000	04/2011	MSC	2,328	0	2,328
Buy		1,036,243,252	07/2011	BCLY	6,339	0	6,339
Buy		169,060,500	07/2011	BNP	1,381	0	1,381
Buy		1,615,276,709	07/2011	CITI	10,208	0	10,208
Buy		2,012,323,850	07/2011	HSBC	14,399	0	14,399
Buy		176,444,260	07/2011	JPM	890	0	890
Buy		153,846,000	07/2011	RBS	1,257	0	1,257
Buy		328,464,700	10/2011	CITI	1,481	0	1,481
Buy		1,004,684,000	10/2011	DUB	4,705	0	4,705
Buy		1,796,589,481	10/2011	RBS	7,434	0	7,434
Buy		614,675,426	01/2012	BOA	414	0	414
Buy		570,606,523	01/2012	CITI	345	0	345
Buy	INR	6,866,444	05/2011	BCLY	3,586	0	3,586
Buy		1,305,245	05/2011	BOA	1,073	0	1,073
Buy		6,833,661	05/2011	CITI	4,163	0	4,163
Buy		8,062,000	05/2011	GSC	4,530	0	4,530
Buy		9,014,603	05/2011	JPM	6,155	0	6,155
Buy		3,839,183	05/2011	MSC	2,509	0	2,509
Buy		4,030,000	08/2011	DUB	1,858	0	1,858
Buy		5,927,424	08/2011	HSBC	2,456	0	2,456
Buy	JPY	1,429,214	04/2011	BOA	0	(289)	(289)
Buy		1,000,000	04/2011	CITI	0	(61)	(61)

Sell		63,156,496	04/2011	CITI	28,243	0	28,243
Sell		911,000	04/2011	CSFB	297	0	297
Sell		1,000,000	04/2011	DUB	73	0	73
Buy		132,659	04/2011	HSBC	0	(27)	(27)
Sell		28,279,820	04/2011	RBS	467	(392)	75
Buy		181,201	04/2011	UBS	0	(7)	(7)
Sell		233,132	04/2011	UBS	62	0	62
Sell		170,000,000	05/2011	DUB	42,364	0	42,364
Sell		35,710,000	06/2011	CITI	2,355	0	2,355
Sell		21,000,000	06/2011	RBS	425	0	425
Buy	KRW	48,797,800	05/2011	BCLY	854	0	854
Buy		40,295,820	05/2011	BOA	1,272	0	1,272
Buy		292,197,599	05/2011	CITI	6,157	0	6,157
Buy		45,551,571	05/2011	GSC	904	0	904
Buy		66,384,785	05/2011	HSBC	1,998	0	1,998
Buy		1,326,991,236	05/2011	JPM	52,187	0	52,187
Buy		729,054,853	05/2011	MSC	13,487	0	13,487
Buy		59,188,567	05/2011	RBS	1,549	0	1,549
Buy		33,335,050	05/2011	UBS	1,637	0	1,637
Buy		38,701,180	08/2011	CITI	686	0	686
Buy		11,881,742	08/2011	GSC	214	0	214
Buy		15,805,240	08/2011	MSC	246	0	246
Buy		20,948,000	08/2011	RBS	197	0	197
Buy	MXN	192,837	07/2011	BCLY	290	0	290
Buy		3,615,059	07/2011	CITI	5,878	0	5,878
Buy		2,201,331	07/2011	DUB	4,373	0	4,373
Buy		17,235,014	07/2011	HSBC	27,593	0	27,593
Buy		3,088,500	07/2011	JPM	7,483	0	7,483
Buy		3,058,547	07/2011	MSC	5,003	0	5,003
Buy		578,498	07/2011	RBS	859	0	859
Buy		384,139	07/2011	UBS	625	0	625
Buy	MYR	400,283	08/2011	BCLY	2,319	0	2,319
Buy		774,695	08/2011	CITI	4,115	0	4,115
Buy		78,806	08/2011	HSBC	354	0	354
Buy		132,400	08/2011	JPM	651	0	651
Buy		148,443	08/2011	MSC	630	0	630
Buy	NOK	333,378	05/2011	BCLY	797	0	797
Buy		36,714	05/2011	RBS	155	0	155
Buy	NZD	9,179	04/2011	BCLY	21	0	21
Buy	PHP	1,091,736	04/2011	BCLY	0	(539)	(539)
Buy		1,773,200	04/2011	BOA	566	0	566
Buy		1,837,646	04/2011	CITI	167	(136)	31
Sell		2,543,669	04/2011	HSBC	0	(12)	(12)
Buy		1,945,777	04/2011	JPM	284	(171)	113
Sell		2,710,944	04/2011	JPM	0	(257)	(257)
Sell		1,393,746	04/2011	MSC	0	(22)	(22)
Buy		13,658,385	06/2011	BCLY	8,241	0	8,241
Buy		461,000	06/2011	BOA	0	(61)	(61)
Buy		7,523,021	06/2011	CITI	1,191	(501)	690
Buy		1,729,228	06/2011	DUB	190	(84)	106
Buy		641,283	06/2011	HSBC	136	0	136
Buy		9,405,218	06/2011	JPM	3,154	(135)	3,019
Buy		1,031,374	06/2011	RBS	0	(212)	(212)
Buy		3,379,647	11/2011	BCLY	1,671	0	1,671
Buy		8,994,336	11/2011	CITI	2,336	(231)	2,105
Buy		1,356,740	11/2011	DUB	446	0	446
Buy		1,313,208	11/2011	GSC	344	0	344
Buy		4,031,282	11/2011	JPM	1,233	(191)	1,042
Buy		2,543,669	03/2012	HSBC	29	0	29
Buy		2,710,944	03/2012	JPM	291	0	291
Buy		1,393,747	03/2012	MSC	40	0	40
Buy	RUB	1,523,822	04/2011	BCLY	995	0	995
Sell		1,523,822	04/2011	BCLY	3	0	3
Buy		1,984,445	04/2011	CITI	0	(4)	(4)
Sell		1,984,445	04/2011	CITI	0	(362)	(362)
Buy		460,623	04/2011	JPM	301	0	301
Sell		460,623	04/2011	JPM	1	0	1
Buy		1,984,445	07/2011	CITI	417	0	417
Buy	SEK	85,060	05/2011	MSC	138	0	138
Buy	SGD	103,190	05/2011	CITI	468	0	468
Buy		191,163	06/2011	BOA	2,251	0	2,251
Buy		38,849	06/2011	CITI	625	0	625
Buy		179,289	06/2011	DUB	4,703	0	4,703
Buy		497,586	06/2011	GSC	8,516	0	8,516
Buy		144,511	06/2011	JPM	3,160	0	3,160
Buy		162,429	06/2011	RBS	5,476	0	5,476
Buy		66,300	09/2011	BCLY	763	0	763
Buy		130,600	09/2011	CITI	1,542	0	1,542
Buy		104,310	09/2011	DUB	995	0	995
Buy		677	09/2011	HSBC	3	0	3
Buy		216,385	09/2011	JPM	2,106	0	2,106
Buy		146,400	09/2011	RBS	1,581	0	1,581
Buy	TRY	668,105	07/2011	HSBC	6,800	0	6,800
Buy		370,639	07/2011	JPM	3,342	0	3,342
Buy	TWD	889,949	04/2011	BCLY	74	0	74
Sell		889,949	04/2011	BCLY	0	(40)	(40)
Buy		998,017	04/2011	BOA	1,143	0	1,143
Sell		998,017	04/2011	BOA	0	(83)	(83)
Buy		2,000,000	04/2011	CITI	167	0	167
Sell		2,000,000	04/2011	CITI	0	(195)	(195)
Buy		2,516,599	04/2011	DUB	1,636	0	1,636
Sell		2,516,599	04/2011	DUB	0	(210)	(210)

Buy		440,000	04/2011	GSC	37	0	37
Sell		440,000	04/2011	GSC	0	(38)	(38)
Buy		430,000	04/2011	HSBC	36	0	36
Sell		430,000	04/2011	HSBC	0	(37)	(37)
Buy		966,900	04/2011	JPM	939	0	939
Sell		966,900	04/2011	JPM	0	(82)	(82)
Buy		600,000	04/2011	RBS	50	0	50
Sell		600,000	04/2011	RBS	0	(38)	(38)
Buy		889,949	01/2012	BCLY	62	0	62
Buy		2,000,000	01/2012	CITI	229	0	229
Buy		440,000	01/2012	GSC	50	0	50
Buy		430,000	01/2012	HSBC	52	0	52
Buy		121,567	01/2012	JPM	18	0	18
Buy		600,000	01/2012	RBS	61	0	61
Buy	ZAR	90	04/2011	HSBC	1	0	1
Buy		186,086	04/2011	JPM	713	0	713
Buy		197,435	04/2011	MSC	785	0	785
Buy		979,113	07/2011	CITI	2,895	0	2,895
Buy		3,269,374	07/2011	DUB	11,775	0	11,775
Buy		172,787	07/2011	HSBC	317	0	317
Buy		385,950	07/2011	JPM	728	(135)	593
Buy		668,579	07/2011	UBS	2,132	0	2,132
Buy		235,647	09/2011	BCLY	3,018	0	3,018
Buy		112,465	09/2011	MSC	1,436	0	1,436
Buy		133,000	09/2011	UBS	1,700	0	1,700

					$472,278	$(433,963)	$38,315

(s)	Fair Value Measurements(1)

The following is a summary of the fair valuations according to the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities(2):

Category and Subcategory(3)	Level 1(4)	Level 2(5)	Level 3(6)	Fair Value at 03/31/2011
Investments, at value
Bank Loan Obligations	$0	$1,392,435	$44,644	$1,437,079
Corporate Bonds & Notes
Banking & Finance	0	59,146,345	342,541	59,488,886
Industrials	0	12,293,003	182,410	12,475,413
Utilities	0	4,361,730	1,223	4,362,953
Convertible Bonds & Notes
Banking & Finance	0	15,325	0	15,325
Industrials	0	249,288	0	249,288
Municipal Bonds & Notes
Alabama	0	1,157	0	1,157
Arizona	0	29,478	0	29,478
Arkansas	0	905	0	905
California	0	3,117,811	0	3,117,811
Colorado	0	11,189	0	11,189
Connecticut	0	156	0	156
District of Columbia	0	156,539	0	156,539
Florida	0	89,874	0	89,874
Georgia	0	108,828	0	108,828
Illinois	0	1,205,508	0	1,205,508
Indiana	0	49,852	0	49,852
Iowa	0	79,988	0	79,988
Kansas	0	346	0	346
Louisiana	0	99,471	0	99,471
Massachusetts	0	69,509	0	69,509
Michigan	0	52,562	0	52,562
Minnesota	0	1,016	0	1,016
Mississippi	0	10,483	0	10,483
Missouri	0	1,586	0	1,586
Nebraska	0	44,970	0	44,970
Nevada	0	359,379	0	359,379
New Jersey	0	330,171	0	330,171
New York	0	1,181,639	0	1,181,639
North Carolina	0	44,921	0	44,921
North Dakota	0	4,851	0	4,851
Ohio	0	666,629	0	666,629
Oregon	0	34,528	0	34,528
Pennsylvania	0	106,932	0	106,932
Puerto Rico	0	9,145	0	9,145
Rhode Island	0	6,847	0	6,847
South Carolina	0	367	0	367
South Dakota	0	1,396	0	1,396
Tennessee	0	1,128	0	1,128
Texas	0	412,296	0	412,296
Utah	0	5,771	0	5,771
Virginia	0	6,217	0	6,217
Washington	0	35,151	0	35,151
West Virginia	0	112,426	0	112,426
Wisconsin	0	2,757	0	2,757
U.S. Government Agencies	0	63,828,707	138,153	63,966,860
U.S. Treasury Obligations	0	6,635,388	0	6,635,388
Mortgage-Backed Securities	0	14,418,087	70,004	14,488,091
Asset-Backed Securities	0	2,741,603	738,158	3,479,761
Sovereign Issues	0	15,890,936	549,754	16,440,690
Convertible Preferred Securities Industrials	0	60,164	0	60,164
Preferred Securities Banking & Finance	26,952	22,723	0	49,675
Short-Term Instruments
Certificates of Deposit	0	1,351,679	0	1,351,679

Commercial Paper	0	9,351,378	0	9,351,378
Repurchase Agreements	0	21,479,741	0	21,479,741
Short-Term Notes	0	128,021	0	128,021
Japan Treasury Bills	0	2,725,148	0	2,725,148
U.S. Treasury Bills	0	6,997,305	0	6,997,305
PIMCO Short-Term Floating NAV Portfolio	35,373,075	0	0	35,373,075

	$35,400,027	$231,542,785	$2,066,887	$269,009,699
Short Sales, at value	$0	$(7,731,110)	$0	$(7,731,110)
Financial Derivative Instruments(7) - Assets
Credit Contracts	46	512,439	0	512,485
Foreign Exchange Contracts	0	486,752	0	486,752
Interest Rate Contracts	162,879	195,658	0	358,537

	$162,925	$1,194,849	$0	$1,357,774
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	0	(100,933)	0	(100,933)
Foreign Exchange Contracts	0	(434,357)	0	(434,357)
Interest Rate Contracts	(273,391)	(1,019,762)	(275,943)	(1,569,096)

	$(273,391)	$(1,555,052)	$(275,943)	$(2,104,386)

Totals	$35,289,561	$223,451,472	$1,790,944	$260,531,977

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the year ending March 31, 2011:

Category and Subcategory(3)	Beginning Balance at 03/31/2010	Net Purchases(8)	Net Sales(8)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(9)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2011	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2011(9)
Investments, at value
Bank Loan Obligations	$0	$45,000	$0	$0	$0	$(356)	$0	$0	$44,644	$(356)
Corporate Bonds & Notes
Banking & Finance	153,595	106,006	(450)	2,347	3	13,709	125,805	(58,474)	342,541	5,283
Industrials	769	60,832	(2,114)	(135)	95	1,114	121,849	0	182,410	1,101
Utilities	0	0	0	0	0	0	1,223	0	1,223	0
U.S. Government Agencies	157,025	(2,118)	(31,411)	(667)	(152)	52	15,424	0	138,153	(413)
Mortgage-Backed Securities	357,017	55,178	(142,481)	280	43	24,180	0	(224,213)	70,004	2,591
Asset-Backed Securities	507,848	531,835	(158,525)	2,431	1,681	34,420	0	(181,532)	738,158	25,971
Sovereign Issues	0	550,853	0	1	0	(1,100)	0	0	549,754	(1,100)
Short-Term Instruments
Commercial Paper	19,484	0	(19,600)	0	0	116	0	0	0	0

	$1,195,738	$1,347,586	$(354,581)	$4,257	$1,670	$72,135	$264,301	$(464,219)	$2,066,887	$33,077
Financial Derivative Instruments(7) - Liabilities
Credit Contracts	(5,886)	2,530	0	0	5,062	(1,706)	0	0	0	0
Interest Rate Contracts	(18,866)	0	(192,822)	0	0	(64,255)	0	0	(275,943)	(64,255)

	$(24,752)	$2,530	$(192,822)	$0	$5,062	$(65,961)	$0	$0	$(275,943)	$(64,255)

Totals	$1,170,986	$1,350,116	$(547,403)	$4,257	$6,732	$6,174	$264,301	$(464,219)	$1,790,944	$(31,178)

(1)	See note 3 in the Notes to Financial Statements for more information regarding pricing inputs and valuation techniques.
(2)	There were no significant transfers into and out of level 1, 2, and 3 during the period ended March 31, 2011.
(3)	Refer to the Schedule of Investments for additional information.
(4)	Quoted prices in active markets for identical investments.
(5)	Significant other observable inputs.
(6)	Significant unobservable inputs.
(7)	Financial derivative instruments may include open futures contracts, swap agreements, written options, and foreign currency contracts.
(8)	Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.
(9)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 03/31/2011 may be due to an investment no longer held or categorized as level 3 at period end.

(t)	Fair Value of Financial Derivative Instruments (1)

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure:

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Assets:
Variation margin receivable(2)	$0	$0	$0	$0	$120,339	$120,339
Unrealized appreciation on foreign currency contracts	0	0	0	472,278	0	472,278
Unrealized appreciation on swap agreements	0	512,484	0	14,475	195,658	722,617

	$0	$512,484	$0	$486,753	$315,997	$1,315,234

Liabilities:
Written options outstanding	$0	$3,628	$0	$230	$1,141,691	$1,145,549
Unrealized depreciation on foreign currency contracts	0	0	0	433,963	0	433,963
Unrealized depreciation on swap agreements	0	97,305	0	164	154,014	251,483

	$0	$100,933	$0	$434,357	$1,295,705	$1,830,995

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2011:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit contracts	Equity contracts	Foreign exchange contracts	Interest rate contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result from Operations:
Net realized gain on futures contracts, written options and swaps	$0	$645,220	$0	$47,888	$4,298,734	$4,991,842
Net realized (loss) on foreign currency transactions	0	0	0	(678,688)	0	(678,688)

	$0	$645,220	$0	$(630,800)	$4,298,734	$4,313,154

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations:
Net change in unrealized appreciation (depreciation) on futures contracts, written options and swaps	$0	$212,712	$0	$5,200	$(1,709,858)	$(1,491,946)
Net change in unrealized (depreciation) on translation of assets and liabilities denominated in foreign currencies	0	0	0	(69,937)	0	(69,937)

	$0	$212,712	$0	$(64,737)	$(1,709,858)	$(1,561,883)

(1)	See note 5 in the Notes to Financial Statements for additional information.
(2)	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) of $(110,512) as reported in the Notes to Schedule of Investments.

(u)	Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2011:

Counterparty	Total Market Value of OTC Derivatives	Collateral (Received)/Pledged	Net Exposures(1)
BCLY	$193,848	$(190,710)	$3,138
BNP	17,616	(17,160)	456
BOA	15,438	(39,040)	(23,602)
CITI	(24,437)	12,560	(11,877)
CSFB	38,421	(37,220)	1,201
DUB	145,490	(159,630)	(14,140)
GSC	(41,281)	34,259	(7,022)
HSBC	221,888	(214,360)	7,528
JPM	90,480	(87,470)	3,010
MLP	27,913	(26,390)	1,523
MSC	(190,153)	165,073	(25,080)
RBC	(95,038)	86,066	(8,972)
RBS	(263,394)	246,982	(16,412)
SOG	827	(750)	77
UBS	62,829	(64,340)	(1,511)

(1)	Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. See note 6, Principal Risks, in the Notes to Financial Statements for more information regarding credit and counterparties risk.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of PIMCO Total Return Fund (the “Fund”) as of March 31, 2011, and for the year then ended and have issued our unqualified report thereon dated May 20, 2011 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund’s schedule of investments in securities (the “Schedule”) as of March 31, 2011 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Schedule based on our audit. In our opinion, the Schedule referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 20, 2011

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRENT R. HARRIS
Brent R. Harris
President and Chairman of the Board, Principal Executive Officer

Date: June 8, 2011

By:	/s/ JOHN P. HARDAWAY
John P. Hardaway
Treasurer, Principal Financial Officer

Date: June 8, 2011